UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-08495
NATIONWIDE MUTUAL FUNDS
(Exact name of registrant as specified in charter)
1200 RIVER ROAD, SUITE 1000, CONSHOHOCKEN, PENNSYLVANIA 19428
(Address of principal executive offices) (Zip code)
Eric E. Miller, Esq.
1200 River Road
Suite 1000
Conshohocken, Pennsylvania 19428
(Name and address of agent for service)
Registrant’s telephone number, including area code: (484) 530-1300
Date of fiscal year end: October 31, 2008
Date of reporting period: October 31, 2007 through April 30, 2008
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 C.F.R. § 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 C.F.R. § 270.30e-1).
SemiannualReport
April 30, 2008 (Unaudited)

Contents

1	Message to Shareholders

Equity Funds
4	Nationwide International Value Fund
12	Nationwide Large Cap Value Fund
19	Nationwide Micro Cap Equity Fund
31	Nationwide U.S. Small Cap Value Fund
39	Nationwide Value Fund
44	Nationwide Value Opportunities Fund

Fixed-Income Funds
74	Nationwide Bond Fund
83	Nationwide Enhanced Income Fund
93	Nationwide Government Bond Fund
100	Nationwide Short Duration Bond Fund

124	Notes to Financial Statements

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders
April 30, 2008

Dear Shareholder:

As I write this letter to accompany our semiannual reports, it’s clear that the markets and the economy have continued to create significant headwinds for investors. With skyrocketing fuel prices, fallout from the subprime mortgage crisis, a sharp decline in the relative value of the U.S. dollar and renewed fears about economic recession, challenging conditions abound for investors and money managers alike.

Market Review

To give you some market context, the major stock-market indexes performed poorly during the six-month reporting period that ended April 30, 2008. Large-capitalization stocks fell sharply as the Standard & Poor’s 500® (S&P 500) Index registered -9.64% for the reporting period. No relief was in sight in the growth or value segments of the market; the Russell 1000® Growth Index and the Russell 1000® Value Index registered -9.28% and -9.83%, respectively. The reporting period ended on a note of optimism, however, as each of these equity indexes posted positive returns for the month ended April 30, 2008: 4.87% for the S&P 500 Index, 5.25% for the Russell 1000® Growth Index and 4.87% for the Russell 1000® Value Index.

The bond markets offered some degree of comfort during the reporting period as the Lehman Brothers (LB) Aggregate Index recorded a 4.08% return, but yields are still significantly below where they were just one year ago.

The rocky markets continue to serve as a stark reminder that sometimes the most prudent defense against market risk may be to diversify across many different asset classes. With Nationwide Fundssm, investors have access to fund choices that include a variety of asset classes and investment styles, and the subadvisers of each fund skillfully navigate the challenges they face in their own particular ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Funds portfolios contributed commentaries to this semiannual report. In these commentaries, the managers describe the circumstances and market conditions they encountered throughout the semiannual reporting period, and they explain the investment strategies they employed in response.

Award-Winning Fund Family

In more positive news, we were gratified to learn that Nationwide Funds Groupsm (NFG) was recognized as the “Best Fixed Income Fund Family” in the small fund company category at the annual Lipper Fund Awards ceremony held recently in New York City. NFG ranked first out of 73 fund families with less than $28 billion in total net assets during the three-year period ended December 31, 2007. In addition, three Nationwide® mutual funds received Lipper Fund Awards for their category-leading performance.

We’re proud to be acknowledged by Lipper for the strong performance of our mutual funds, and we congratulate and thank our fixed-income subadvisers — Nationwide Asset Management, LLC and Morley Capital Management, Inc. — for their vital contributions. While winning awards is not our primary goal, doing so is one way to validate our mission to help investors pursue their financial goals by selecting the best possible managers for each investment style.

Once again we thank you for entrusting your assets to NFG, and we wish you all the best for the remainder of 2008.

Sincerely,

Stephen T. Grugeon
Chief Operating Officer and Interim President
Nationwide Funds Group

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

The Fixed Income: Small category included 73 fund families with less than $28 billion in total net assets.

Lipper determined the award winner by averaging the decile rank of the three-year Consistent Return scores for all of the funds within the eligible group. The fund family with the lowest average decile rank received the award. The first decile is considered the best ranking and the tenth decile is considered the worst.

Consistent Return is a quantitative metric that incorporates two characteristics: risk adjusted return and the strength of the fund’s performance trend. Consistent

2008 Semiannual Report 1

Message to Shareholders
Continued

Return reflects funds’ historical risk-adjusted returns, adjusted for volatility, relative to peers.

Current performance may be either higher or lower than the performance used to determine the award. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

Investments in small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility. These risks are magnified for investments in micro-cap companies. Investments in companies of different sizes within a broad small-capitalization range and may fail to produce the returns and/or diversification benefits of the overall U.S. small-capitalization market.

Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. This can cause a Fund that employs a value style of investing to underperform other funds that use different investing styles.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

While the Nationwide Bond Fund, the Nationwide Enhanced Income Fund, the Nationwide Government Bond Fund and the Nationwide Short Duration Bond Fund invest primarily in securities of the U.S. government and its agencies, these Funds’ value is not guaranteed by these entities.

The Nationwide Enhanced Income Fund and the Nationwide Short Duration Bond Fund may purchase securities in derivatives, which can be very volatile and carry high transaction costs. These Funds also may purchase mortgage-backed and asset-backed securities, which are sensitive to fluctuations in interest rates. In addition, these securities are subject to prepayment, which may cause a Fund to reinvest in securities with lower interest rates.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Lehman Brothers (LB) Government/Credit Bond Index: An unmanaged index of U.S. government and investment-grade corporate bonds with at least one year to maturity; gives a broad look at how the prices of these securities have performed.

Merrill Lynch (ML) 1-3 Year Treasury Index: An unmanaged index that tracks short-term U.S. Treasury notes and bonds with maturities of one to three years.

Merrill Lynch (ML) 1-Year Treasury Bill (T-Bill) Index: Comprises a single issue purchased at the beginning of the month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index: Comprises a single issue purchased at the beginning of the month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

Merrill Lynch (ML) Government Master Index: An unmanaged index that gives a broad look at how U.S. government bonds have performed.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell 2000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell MicrocapTM Growth Index: An unmanaged index that provides a comprehensive, unbiased measurement of the performance of the microcap growth segment of the U.S. equity market, based on continuous empirical research of microcap growth investment manager behavior; represents

2 Semiannual Report 2008

those stocks in the Russell MicrocapTM Index with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Sales charge and fee information: Nationwide International Value Fund, Nationwide Large Cap Value Fund, Nationwide Micro Cap Equity Fund, Nationwide Mid Cap Growth Fund, Nationwide U.S. Small Cap Value Fund, Nationwide Value Fund and Nationwide Value Opportunities Fund Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

Sales charge and fee information: Nationwide Bond Fund and Nationwide Government Bond Fund Class A shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

Sales charge and fee information: Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund Class A shares have up to a 2.25% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report. Views expressed within are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of each Fund’s portfolio holdings can be found on the Trust’s internet site nationwidefunds.com.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwidefunds.com. Please read it carefully before investing any money.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with any of the subadvisers listed in this report, except Nationwide Asset Management, LLC.

2008 Semiannual Report 3

Nationwide International Value Fund

The Nationwide International Value Fund was launched Dec. 21, 2007. As of April 30, 2008, the close of the semiannual reporting period, the Fund had existed for too limited a time to generate performance that could be analyzed and discussed in a meaningful manner. Accordingly, in place of the management commentary, below is a description of the Fund’s investment objective.

Investment Objective

The Fund seeks long-term capital appreciation and normally invests in companies located in at least three countries outside of the United States. Companies in which the Fund invests are selected from a wide array of industries and are located in several developed and emerging-market countries. These countries may include Canada, Australia, the developed nations in Europe and the Far East, and emerging-market countries worldwide.

Subadviser:
AllianceBernstein L.P.

Portfolio Managers:
Henry S. D’Auria, Sharon E. Fay, Eric J. Franco, and Kevin F. Simms

4 Semiannual Report 2008

Shareholder	Nationwide International Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the commencement of operations and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	12/21/07 —	12/21/07 —
Nationwide International Value Fund			12/21/07 (c)	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	951.00	4.85	1.39
	Hypothetical	(b)	1,000.00	1,017.95	7.00	1.39

Class C Shares	Actual		1,000.00	949.00	6.84	1.96
	Hypothetical	(b)	1,000.00	1,015.12	9.87	1.96

Institutional Service Class Shares	Actual		1,000.00	952.00	3.95	1.13
	Hypothetical	(b)	1,000.00	1,019.24	5.69	1.13

Institutional Class Shares	Actual		1,000.00	952.00	3.42	0.98
	Hypothetical	(b)	1,000.00	1,019.99	4.93	0.98

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 131/366 (to reflect the actual period) and 182/366 (to reflect the hypothetical one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Commencement of operations.

2008 Semiannual Report 5

Portfolio Summary	Nationwide International Value Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	87.4%
Repurchase Agreements	8.3%
Preferred Stock	0.2%
Other assets in excess of liabilities	4.1%

100.0%

Top Industries

Commercial Banks	12.2%
Oil, Gas & Consumable Fuels	11.2%
Metals & Mining	9.3%
Automobiles	4.4%
Pharmaceuticals	4.1%
Insurance	3.7%
Diversified Financial Services	3.6%
Chemicals	3.2%
Diversified Telecommunication Services	3.0%
Electric Utilities	2.7%
Other	42.6%

100.0%

Top Holdings*

Royal Dutch Shell PLC, Class A	2.5%
ING Groep NV CVA	2.1%
Allianz SE	1.9%
Vodafone Group PLC	1.9%
E. ON AG	1.7%
Mitsubishi UFJ Financial Group, Inc.	1.7%
JFE Holdings, Inc.	1.7%
Royal Bank of Scotland Group PLC	1.6%
GlaxoSmithKline PLC	1.6%
ENI SpA	1.5%
Other	81.8%

100.0%

Top Countries

Japan	21.7%
United Kingdom	17.3%
Germany	11.9%
France	9.3%
Netherlands	4.9%
Canada	3.5%
Sweden	2.6%
Switzerland	2.6%
Italy	2.1%
Finland	1.7%
Other	22.4%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other

6 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide International Value Fund

Common Stocks (87.4%)
	Shares or
	Principal Amount	Value

Argentina (0.1%)
Energy Equipment & Services (0.1%)
Tenaris SA ADR	100	$5,301

Australia (1.0%) (a)
Airline (0.4%)
Qantas Airways Ltd.	6,600	21,088

Metals & Mining (0.6%)
BHP Billiton Ltd.	800	32,242

		53,330

Austria (0.7%) (a)
Metals & Mining (0.7%)
Voestalpine AG	500	38,177

Belgium (1.2%) (a)
Diversified Financial Services (1.2%)
Fortis	2,400	65,127

Brazil (0.5%)
Commercial Bank (0.1%)
Unibanco — Uniao de Bancos Brasileiros SA GDR	50	7,270

Metals & Mining (0.4%)
Companhia Vale do Rio Doce ADR	400	12,736
Gerdau SA ADR	200	7,746

		20,482

		27,752

Canada (3.5%)
Chemicals (0.2%)
Methanex Corp.	400	9,337

Commercial Banks (0.9%)
Canadian Imperial Bank of Commerce	400	29,468
Toronto-Dominion Bank	300	19,699

		49,167

Diversified Financial Services (0.3%)
Onex Corp.	600	18,820

Insurance (0.5%)
Fairfax Financial Holdings Ltd.	70	21,136
Sun Life Financial, Inc.	100	4,836

		25,972

Metals & Mining (0.6%)
HudBay Minerals, Inc.	600	11,323
Inmet Mining Corp.	250	20,523

		31,846

Multi-Utility (0.2%)
Atco Ltd., Class I	200	9,420

Oil, Gas & Consumable Fuels (0.8%)
Petro-Canada	800	40,095

		184,657

China (0.8%)
Diversified Telecommunication Services (0.1%)
China Netcom Group Corp. Ltd.(a)	2,500	7,553
China Telecom Corp. Ltd.	6,000	4,019

		11,572

Oil, Gas & Consumable Fuels (0.5%) (a)
China Petroleum & Chemical Corp.	26,000	27,938

		39,510

Finland (1.7%) (a)
Communications Equipment (1.0%)
Nokia OYJ	1,700	51,105

Paper & Forest Products (0.7%)
Stora Enso OYJ, Class R	3,100	38,090

		89,195

France (9.3%)
Auto Components (0.7%) (a)
Compagnie Generale des Etablissements Michelin, Class B	400	36,301

Automobiles (1.1%) (a)
Renault SA	600	61,143

Chemicals (0.3%) (a)
Arkema	300	17,236

Commercial Banks (2.6%)
Credit Agricole SA(a)	1,890	63,249
Societe Generale*	125	14,481
Societe Generale(a)	500	58,077

		135,807

Diversified Telecommunication Services (0.6%) (a)
France Telecom SA	1,100	34,417

Machinery (0.7%) (a)
Vallourec SA	130	35,241

Media (0.8%) (a)
Lagardere SCA	600	42,773

Oil, Gas & Consumable Fuels (1.3%) (a)
Total SA	800	67,007

Pharmaceutical (1.2%) (a)
Sanofi-Aventis SA	800	61,659

		491,584

Germany (11.9%) (a)
Airline (0.9%)
Deutsche Lufthansa AG	1,700	44,852

2008 Semiannual Report 7

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide International Value Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Germany (continued)

Capital Markets (1.4%)
Deutsche Bank AG	600	$71,659

Chemicals (1.6%)
BASF SE	500	70,845
Lanxess	400	15,466

		86,311

Construction & Engineering (0.3%)
Bilfinger Berger AG	200	17,004

Diversified Telecommunication Services (0.8%)
Deutsche Telekom AG	2,400	42,930

Electric Utility (1.7%)
E. ON AG	450	91,474

Food Products (0.2%)
Suedzucker AG	500	11,316

Hotels, Restaurants & Leisure (0.5%)
TUI AG*	1,000	28,484

Insurance (3.0%)
Allianz SE	500	101,347
Muenchener Rueckversicherungs AG	300	57,671

		159,018

Multi-Utility (0.9%)
RWE AG	400	46,126

Semiconductors & Semiconductor Equipment (0.6%)
Infineon Technologies AG*	3,100	28,513

		627,687

Israel (0.1%)
Wireless Telecommunication Services (0.1%)
Cellcom Israel Ltd.	200	6.612

Italy (2.1%) (a)
Commercial Bank (0.6%)
Banco Popolare Scarl*	1,500	29,589

Oil, Gas & Consumable Fuels (1.5%)
ENI SpA	2,100	80,818

		110,407

Japan (21.7%) (a)
Airline (0.6%)
All Nippon Airways Co. Ltd.	8,000	31,409

Auto Components (0.2%)
Takata Corp.	400	8,882

Automobiles (3.0%)
Honda Motor Co. Ltd.	1,400	44,690
Nissan Motor Co. Ltd.	7,300	65,107
Toyota Motor Corp.	1,000	50,969

		160,766

Chemicals (1.1%)
Dainippon Ink & Chemicals, Inc.	2,000	6,481
Mitsubishi Chemical Holdings Corp.	6,000	39,938
Tosoh Corp.	3,000	11,573

		57,992

Commercial Banks (3.0%)
Mitsubishi UFJ Financial Group, Inc.	8,200	90,369
Sumitomo Mitsui Financial Group, Inc.	8	68,853

		159,222

Computers & Peripherals (2.0%)
Fujitsu Ltd.	7,000	44,790
Toshiba Corp.	7,000	58,121

		102,911

Consumer Finance (1.0%)
ORIX Corp.	290	52,471

Diversified Telecommunication Services (0.9%)
Nippon Telegraph & Telephone Corp.	11	47,381

Electric Utility (1.0%)
Tokyo Electric Power Co., Inc. (The)	2,100	53,655

Electronic Equipment & Instruments (0.9%)
Alps Electric Co. Ltd.	1,000	9,367
Hitachi Ltd.	6,000	40,472

		49,839

Household Durables (1.0%)
Sharp Corp.	3,000	50,540

Leisure Equipment & Products (0.3%)
Namco Bandai Holdings, Inc.	1,300	16,315

Marine (1.0%)
Mitsui OSK Lines Ltd.	4,000	55,236

Metals & Mining (2.9%)
JFE Holdings, Inc.	1,600	87,914
Nippon Steel Corp.	9,000	50,665
Yamato Kogyo Co. Ltd.	300	14,226

		152,805

Office Electronics (0.3%)
Canon, Inc.	300	15,085

Oil, Gas & Consumable Fuels (0.6%)
Nippon Mining Holdings, Inc.	5,000	31,066

Trading Companies & Distributors (1.9%)
Mitsubishi Corp.	1,600	51,513
Mitsui & Co. Ltd.	2,000	46,979

		98,492

		1,144,067

Netherlands (4.9%) (a)
Construction & Engineering (0.2%)
Koninklijke BAM Groep NV	500	11,892

Diversified Financial Services (2.1%)
ING Groep NV CVA	2,900	109,843

Food & Staples Retailing (1.0%)
Koninklijke Ahold NV*	3,500	51,692

8 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Netherlands (continued)

Media (0.1%)
Wolters Kluwer NV	200	$5,338

Metals & Mining (1.5%) (a)
ArcelorMittal	900	78,948

		257,713

Norway (1.3%) (a)
Oil, Gas & Consumable Fuels (1.3%)
StatoilHydro ASA	1,900	68,382

Philippines (0.1%) (a)
Wireless Telecommunication Services (0.1%)
Philippine Long Distance Telephone Co.	100	6,077

Republic of Korea (0.6%) (a)
Automobiles (0.3%)
Hyundai Motor Co. GDR	400	16,528

Semiconductors & Semiconductor Equipment (0.3%) (b)
Hynix Semiconductor, Inc. GDR	500	13,600

		30,128

Russian Federation (0.7%)
Metals & Mining (0.5%)
MMC Norilsk Nickel ADR (XOTC)	500	13,490
MMC Norilsk Nickel ADR (XLON)(a)	400	10,733

		24,223

Oil, Gas & Consumable Fuels (0.2%)
LUKOIL ADR	150	13,440

		37,663

Singapore (0.5%)
Electronic Equipment & Instruments (0.5%)
Flextronics International Ltd.*	2,600	27,014

South Africa (0.8%) (a)
Commercial Bank (0.1%)
Standard Bank Group Ltd.	444	5,274

Industrial Conglomerate (0.1%)
Bidvest Group Ltd.	300	4,510

Insurance (0.2%)
Sanlam Ltd.	4,400	11,583

Metals & Mining (0.4%)
ArcelorMittal South Africa Ltd.	600	18,124

		39,491

Spain (0.9%) (a)
Oil, Gas & Consumable Fuels (0.9%)
Repsol YPF SA	1,200	48,477

Sweden (2.6%) (a)
Commercial Bank (0.6%)
Nordea Bank AB	2,000	32,903

Diversified Telecommunication Services (0.4%)
Tele2 AB, B Shares	1,000	22,116

Household Durables (0.4%)
Electrolux AB, Class B	1,300	19,725

Machinery (0.6%)
Volvo AB, Class B	2,150	32,512

Paper & Forest Products (0.6%)
Svenska Cellulosa AB, Class B	1,900	31,817

		139,073

Switzerland (2.6%) (a)
Capital Markets (1.3%)
Credit Suisse Group	1,200	66,840

Pharmaceutical (1.3%)
Novartis AG	1,410	71,089

		137,929

Thailand (0.5%) (a)
Oil, Gas & Consumable Fuels (0.5%)
PTT PCL	1,100	11,591
Thai Oil PCL	7,500	16,801

		28,392

United Kingdom (17.3%) (a)
Aerospace & Defense (0.4%)
BAE Systems PLC	2,300	21,201

Commercial Banks (4.3%)
Barclays PLC	6,900	62,383
HBOS PLC	8,530	78,745
Royal Bank of Scotland Group PLC	12,800	86,626

		227,754

Food Products (0.8%)
Associated British Foods PLC	2,400	41,863

Hotels, Restaurants & Leisure (0.7%)
Punch Taverns PLC	2,030	20,793
TUI Travel PLC	3,500	16,374

		37,167

Internet & Catalog Retail (0.3%)
Home Retail Group PLC	2,800	14,588

Media (0.8%)
ITV PLC	18,580	24,165
Trinity Mirror PLC	3,000	16,080

		40,245

Metals & Mining (2.1%)
BHP Billiton PLC	1,800	64,226
Kazakhmys PLC	1,600	49,874

		114,100

Oil, Gas & Consumable Fuels (3.6%)
BP PLC	5,000	60,582

2008 Semiannual Report 9

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide International Value Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

United Kingdom (continued)

Oil, Gas & Consumable Fuels (continued)

Royal Dutch Shell PLC, Class A	3,300	$132,254

		192,836

Pharmaceutical (1.6%)
GlaxoSmithKline PLC	3,800	84,052

Tobacco (0.8%)
British American Tobacco PLC	1,100	41,260

Wireless Telecommunication Services (1.9%)
Vodafone Group PLC	31,200	98,728

		913,794

Total Common Stocks		4,617,539

Preferred Stock (0.2%) (a)
Republic of Korea (0.2%)
Semiconductors & Semiconductor Equipment (0.2%)
Samsung Electronics Co. Ltd., Preferred Shares GDR	50	12,627

Total Preferred Stock		12,627

Repurchase Agreements (8.3%)
	Shares or
	Principal Amount	Value

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $332,626, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $339,261	$332,609	$332,609
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $103,850, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $105,921	103,844	103,844

Total Repurchase Agreements		436,453

Total Investments (Cost $5,320,314) (c) — 95.9%		5,066,619

Other assets in excess of liabilities — 4.1%		216,823

NET ASSETS — 100.0%		$5,283,442

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

See accompanying notes to financial statements.

10 Semiannual Report 2008

As of April 30, 2008, the Fund’s open forward foreign currency contracts against United States Dollar were as follows:

					Unrealized
	Delivery	Currency	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)

Short Contracts:
Australia Dollar	06/16/08	(220,000)	$(199,528)	$(206,239)	$(6,711)
British Pound	06/16/08	(286,000)	(572,267)	(566,709)	5,558
Canadian Dollar	06/16/08	(245,000)	(239,825)	(243,255)	(3,430)
Euro	06/16/08	(23,000)	(36,128)	(35,832)	296
Japanese Yen	06/16/08	(89,893,000)	(887,189)	(867,130)	20,059
Swiss Franc	06/16/08	(471,000)	(456,970)	(454,993)	1,977

Total Short Contracts			$(2,391,907)	$(2,374,158)	$17,749

					Unrealized
	Delivery	Currency	Contract	Market	Appreciation/
Currency	Date	Received	Value	Value	(Depreciation)

Long Contracts:
Australia Dollar	06/16/08	220,000	$202,321	$206,239	$3,918
Canadian Dollar	06/16/08	472,000	469,310	468,639	(671)
Euro	06/16/08	469,000	719,739	730,654	10,915
Norwegian Krone	06/16/08	915,000	176,044	179,036	2,992
Swedish Krone	06/16/08	1,125,000	182,822	187,503	4,681
Swiss Franc	06/16/08	545,000	547,271	526,478	(20,793)

Total Long Contracts			$2,297,507	$2,055,295	$1,042

2008 Semiannual Report 11

Nationwide Large Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Large Cap Value Fund (Class A at NAV) registered -9.47% versus -9.83% for its benchmark, the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Value Funds (consisting of 558 funds as of April 30, 2008) was -10.34% for the same time period.

Can you describe the market environment during the reporting period?

At the beginning of the reporting period, the stock market continued the rally that began in mid-August 2007 when the Federal Reserve Board cut interest rates. The market’s ascent, however, was soon met with concerns about slowing global growth and domestic inflation numbers that were surprisingly higher than many observers had anticipated. Compounding those fears was the continued concern about the fallout from subprime mortgage losses. Against that backdrop, market volatility levels increased. The large-capitalizaton outperformance, relative to small caps, that began in July 2007 continued into December. The market rebounded in late January and into February in response to additional interest-rate cuts and other maneuvers made by the Fed to inject liquidity into the financial markets. The rally was short-lived; investors began to question whether continued housing weakness and subprime loss exposure were leading to structural cracks in the entire financial industry. Those fears resulted in another steep market decline that persisted through early March 2008. Subsequently, additional activity by the Fed and talk of Congressional action to address home foreclosures sparked a rally that persisted at the end of the reporting period. Throughout the reporting period, value stocks outperformed growth stocks as commodity and late-cycle stocks performed well.

What areas of investment provided the most positive relative returns for the Fund?

The Fund benefited from strong stock selection in the financials sector, along with solid stock selection in the consumer discretionary and information technology sectors. Within financials, Fund holdings Hudson City Bancorp, Inc. and JP Morgan Chase & Co. continue to demonstrate stronger asset quality as compared to that of their peers. Hudson City Bancorp’s risk-averse loan composition and its positive outlook on net interest margins benefited the company during the reporting period. JP Morgan Chase continued to be viewed by the investment community as a well-capitalized and commanding financial services company, while many of its peers languished. On the consumer front, Big Lots, Inc. and BJ’s Wholesale Club, Inc. reported stronger-than-expected earnings as discounted food and clothing have become mainstays for increasingly cash-drained shoppers.

What areas detracted from Fund performance?

Fund holdings in the health-care and energy sectors detracted from Fund performance. Fund holding Valero Energy Corp., a leading oil refiner, pre-announced a shortfall in earnings due to operating disruptions at its Delaware City, Port Arthur, and Aruba refineries. In addition, Marathon Oil Corp. underperformed other large integrated oil companies due to concerns that Marathon’s exposure to narrowing refining margins is larger relative to its peers. Fund holding Merck & Co., Inc. was negatively affected on the last day of the first quarter of 2008 when the results of a study showed that its key cholesterol-lowering agent, Zetia, failed to demonstrate efficacy in comparison to a competing class of drugs. Our other large pharmaceutical holding, Pfizer, also detracted from Fund performance as the market has started to discount the value of Pfizer’s relatively weak pipeline of Phase II/III drugs.

What is your outlook for the near term?

Throughout the reporting period, investors questioned the status of the U.S. economy as well as the underlying financial backbone. We witnessed the demise of several financial institutions, as well as unprecedented moves by the Fed as it worked to stabilize the financial markets. As the reporting period ended, investors took comfort in the fact that the Fed’s actions would indeed provide sufficient economic stimulus, and it appears that a more typical investment environment — one that is less driven by fear and rumor — is attempting to prevail. We remain aware, however, that headwinds such as rising unemployment, high energy costs, and a weak U.S. dollar still exist.

Subadviser:
NorthPointe Capital® LLC

Portfolio Managers:
Peter J. Cahill, CFA, Mary C. Champagne, CFA and Jeffrey C. Petherick, CFA

12 Semiannual Report 2008

Fund Performance	Nationwide Large Cap Value Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six				Expense
		month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	-9.47%	-9.90%	12.18%	6.02%	1.42%
	w/SC3	-14.70%	-15.06%	10.85%	5.36%

Class B	w/o SC2	-9.76%	-10.51%	11.48%	5.26%	2.06%
	w/SC4	-13.72%	-14.44%	11.21%	5.26%

Class C5	w/o SC2	-9.78%	-10.51%	11.47%	5.28%	2.06%
	w/SC6	-10.57%	-11.29%	11.47%	5.28%

Class R7,8		-9.55%	-10.14%	11.95%	5.50%	1.76%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on November 2, 1998.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Large Cap Value Fund, the Russell 1000 Value Index (Russell 1000 Value)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Value is an unmanaged index of large capitalization value securities of U.S. companies included in the Russel 1000 Value Index. The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 13

Shareholder	Nationwide Large Cap Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 —	11/01/07 —
Nationwide Large Cap Value Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	905.30	7.25	1.53
	Hypothetical	(b)	1,000.00	1,017.26	7.67	1.53

Class B Shares	Actual		1,000.00	902.40	10.12	2.14
	Hypothetical	(b)	1,000.00	1,014.22	10.72	2.14

Class C Shares	Actual		1,000.00	902.20	10.12	2.14
	Hypothetical	(b)	1,000.00	1,014.22	10.72	2.14

Class R Shares	Actual		1,000.00	904.50	7.77	1.64
	Hypothetical	(b)	1,000.00	1,016.71	8.22	1.64

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

14 Semiannual Report 2008

Portfolio Summary	Nationwide Large Cap Value Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	99.6%
Repurchase Agreements	0.8%
Other Investments*	1.5%
Liabilities in excess of other assets**	-1.9%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	16.8%
Insurance	7.5%
Diversified Financial Services	7.1%
Commercial Banks	6.1%
Diversified Telecommunication Services	6.0%
Pharmaceuticals	5.2%
Industrial Conglomerates	4.3%
Capital Markets	3.8%
Electric Utilities	3.1%
Media	3.0%
Other	37.1%

100.0%

Top Holdings***

Chevron Corp.	5.0%
Exxon Mobil Corp.	4.8%
JPMorgan Chase & Co.	4.1%
General Electric Co.	3.9%
AT&T, Inc.	3.5%
ConocoPhillips	3.2%
Pfizer, Inc.	3.1%
Occidental Petroleum Corp.	2.5%
Procter & Gamble Co.	2.4%
Time Warner, Inc.	1.9%
Other	65.6%

100.0%

*	Includes collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 15

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Large Cap Value Fund

Common Stocks (99.6%)
	Shares or
	Principal Amount	Value

Aerospace & Defense (2.2%)
L-3 Communications Holdings, Inc.	2,100	$234,045
Northrop Grumman Corp.	4,700	345,779

		579,824

Automobiles (0.5%)(a)
Thor Industries, Inc.	4,100	124,312

Beverages (1.0%)
PepsiCo, Inc.	3,900	267,267

Building Products (0.5%)
Armstrong World Industries, Inc.	3,900	138,801

Capital Markets (3.8%)
Bank of New York Mellon Corp. (The)	7,100	309,063
BlackRock, Inc.	700	141,253
Morgan Stanley	5,200	252,720
State Street Corp.	3,800	274,132

		977,168

Chemicals (1.7%)
Ashland, Inc.	5,900	312,818
Dow Chemical Co. (The)	3,400	136,510

		449,328

Commercial Banks (6.1%)
Bancorpsouth, Inc.	7,400	177,822
Bank of Hawaii Corp.	3,300	180,939
BB&T Corp.	4,500	154,305
BOK Financial Corp.	3,500	199,850
Huntington Bancshares, Inc.	13,700	128,643
U.S. Bancorp	6,800	230,452
Webster Financial Corp.	5,700	148,485
Wells Fargo & Co.	12,000	357,000

		1,577,496

Commercial Services & Supplies (0.9%)
Manpower, Inc.	3,300	221,529

Communications Equipment (0.4%)
ADC Telecommunications, Inc. *	7,000	98,140

Computers & Peripherals (0.9%)
Western Digital Corp. *	8,500	246,415

Consumer Finance (1.1%)
Discover Financial Services	8,100	147,501
Mastercard, Inc., Class A	500	139,080

		286,581

Containers & Packaging (0.6%)
Temple-Inland, Inc.	14,200	165,714

Diversified Financial Services (7.1%)
Bank of America Corp.	9,718	364,814
Citigroup, Inc.	10,260	259,270
JPMorgan Chase & Co.	22,028	1,049,634
Nasdaq OMX Group (The) *	4,300	156,735

		1,830,453

Diversified Telecommunication Services (6.0%)
AT&T, Inc.	23,552	911,698
Qwest Communications International, Inc. (a)	45,500	234,780
Verizon Communications, Inc.	10,500	404,040

		1,550,518

Electric Utilities (3.1%)
American Electric Power Co., Inc.	7,900	352,577
Pinnacle West Capital Corp.	7,100	240,974
Southern Co.	5,600	208,488

		802,039

Electronic Equipment & Instruments (0.5%)
FLIR Systems, Inc. *	4,100	140,753

Energy Equipment & Services (1.0%)
National Oilwell Varco, Inc. *	3,800	260,110

Food & Staples Retailing (1.7%)
BJ’s Wholesale Club, Inc. *	6,900	263,028
Safeway, Inc.	5,500	173,800

		436,828

Food Products (2.3%)
Archer-Daniels-Midland Co.	6,900	304,014
ConAgra Foods, Inc.	12,500	294,500

		598,514

Health Care Equipment & Supplies (0.5%)
St. Jude Medical, Inc. *	3,100	135,718

Health Care Providers & Services (1.1%)
CIGNA Corp.	6,900	294,699

Hotels, Restaurants & Leisure (1.3%)
Darden Restaurants, Inc.	3,400	120,972
McDonald’s Corp.	3,500	208,530

		329,502

16 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Household Durables (0.7%)
Whirlpool Corp.	2,600	$189,228

Household Products (2.4%)
Procter & Gamble Co.	9,200	616,860

Independent Power Producers & Energy Traders (1.0%)
Mirant Corp. *	6,400	263,104

Industrial Conglomerates (4.3%)
Carlisle Cos., Inc.	4,200	121,296
General Electric Co.	30,700	1,003,890

		1,125,186

Insurance (7.5%)
American International Group, Inc.	3,350	154,770
Assurant, Inc.	4,000	260,000
Chubb Corp.	5,300	280,741
Hartford Financial Services Group, Inc. (The)	3,100	220,937
Loews Corp.	6,800	286,348
MetLife, Inc.	4,600	279,910
Travelers Cos., Inc. (The)	9,200	463,680

		1,946,386

Leisure Equipment & Products (0.8%)
Hasbro, Inc.	6,000	213,360

Machinery (1.8%)
Danaher Corp.	2,700	210,654
Manitowoc Co., Inc. (The)	6,800	257,176

		467,830

Media (3.0%)
Time Warner, Inc.	32,300	479,655
Walt Disney Co. (The)	9,200	298,356

		778,011

Metals & Mining (1.0%)
Alcoa, Inc.	7,100	246,938

Multi-Utilities (2.3%)
CenterPoint Energy, Inc.	10,300	156,766
Energy East Corp.	8,800	200,640
SCANA Corp.	5,900	232,637

		590,043

Multiline Retail (0.7%)
Big Lots, Inc. *	6,300	170,289

Oil, Gas & Consumable Fuels (16.8%)
Anadarko Petroleum Corp.	4,900	326,144
Chevron Corp.	13,400	1,288,410
ConocoPhillips	9,700	835,655
Exxon Mobil Corp.	13,500	1,256,445
Occidental Petroleum Corp.	7,900	657,359

		4,364,013

Paper & Forest Products (0.5%)
International Paper Co.	5,200	136,084

Pharmaceuticals (5.2%)
Johnson & Johnson	4,600	308,614
Merck & Co., Inc.	6,300	239,652
Pfizer, Inc.	39,500	794,345

		1,342,611

Real Estate Investment Trusts (REITs) (2.3%)
Brandywine Realty Trust	8,900	155,305
HCP, Inc.	5,000	178,500
Weingarten Realty Investors	6,900	254,541

		588,346

Road & Rail (0.9%)
Union Pacific Corp.	1,600	232,304

Semiconductors & Semiconductor Equipment (0.6%)
Microchip Technology, Inc.	3,900	143,325

Software (0.6%)
Activision, Inc. *	5,500	148,775

Specialty Retail (0.5%)
Best Buy Co., Inc.	3,200	137,664

Thrifts & Mortgage Finance (1.1%)
Hudson City Bancorp, Inc.	15,000	286,950

Tobacco (1.3%)
Altria Group, Inc.	4,700	94,000
Philip Morris International, Inc. *	4,700	239,841

		333,841

Total Common Stocks		25,832,857

2008 Semiannual Report 17

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Large Cap Value Fund (Continued)

Repurchase Agreements (0.8%)
	Shares or
	Principal Amount	Value

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $149,491, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $152,472	$149,483	$149,483
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $46,673, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $47,604	46,670	46,670

Total Repurchase Agreements		196,153

Repurchase Agreement (1.5%)
Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $378,396, collateralized by U.S. Government Agency Mortgages ranging 3.02% — 9.42%, maturing 06/04/12 — 04/25/38; total market value of $385,943	378,375	378,375

Total Securities Purchased With Collateral For Securities On Loan		378,375

Total Investments (Cost $26,141,202) (b) — 101.9%		26,407,385

Liabilities in excess of other assets — (1.9)%		(481,638)

NET ASSETS — 100.0%		$25,925,747

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of April 30, 2008.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

18 Semiannual Report 2008

Nationwide Micro Cap Equity Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Micro Cap Equity Fund (Class A at NAV) registered -25.61% versus -21.88% for its benchmark, the Russell Microcaptm Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 832 funds as of April 30, 2008) was -13.17% for the same time period.

Can you describe the market environment during the reporting period?

During the reporting period, equities were under selling pressure, with micro-capitalization stocks trailing larger-cap stocks. Within the micro-cap universe, growth lagged value as commodities and deep cyclical-oriented stocks experienced cash inflows. Market weakness was broad-based, with no sector in the benchmark index providing a positive return. Investors continued to be concerned about the prevailing credit crunch as well as the prospect of the U.S. economy entering a recession. As a result, commodities continued to attract investment dollars, pushing their prices to record levels.

What areas of investment provided the most positive relative returns for the Fund?

The top-performing sectors in the portfolio included consumer discretionary, industrials and technology; stock selection was the primary driver of outperformance. Individual stocks that contributed the most positive performance to the Fund during the reporting period were Titan Machinery Inc. and PC Mall, Inc. Titan Machinery owns and operates full-service agricultural and construction equipment stores. PC Mall provides technology products and services to institutions. Also benefiting the Fund’s portfolio was our position in I-trax, Inc., a wellness and disease management services provider acquired by Walgreen Co. We continue to own Titan Machinery and PC Mall due to their strong growth profiles.

What areas detracted from Fund performance?

From a sector perspective, detractors from Fund performance included financials, energy and health care. The Fund’s investment philosophy, however, focuses on individual stock selection. Among the most significant individual detractors from Fund performance was Cash Systems, Inc., a developer and provider of cash access services to the gaming and retail industries. Cash Systems’ stock declined after the company reported an unexpected loss due to a new business venture which adversely affected its financial position and put into question its ability to grow its business. Also hampering Fund results was skin-care product maker Obagi Medical Products, Inc., which experienced slower consumer demand as gas prices and macroeconomic pressures affected the U.S. economy. Finally, Fund holding Limco-Piedmont Inc., a maintenance, repair and overhaul services provider to the airline industry, saw its shares decline due to disappointing financial performance.

What is your outlook for the near term?

Many of the issues that challenged the markets in 2007 have carried over into 2008. A slowing economy, credit concerns, and weakening consumer spending are likely to make 2008 a challenging year, especially for small-capitalization stocks. Current market trends may persist in the near term. Any improvement in the credit or macroeconomic environment, however, could provide a rebound for small-cap stocks.

Subadviser:
NorthPointe Capital® LLC

Portfolio Manager:
Carl Wilk, CFP

2008 Semiannual Report 19

Fund Performance	Nationwide Micro Cap Equity Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six				Expense
		month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	-25.61%	-23.41%	14.81%	13.08%	1.77%
	w/SC3	-29.90%	-27.80%	13.45%	11.94%

Class B	w/o SC2	-25.86%	-23.97%	13.96%	12.25%	2.50%
	w/SC4	-28.69%	-26.88%	13.72%	12.15%

Class C	w/o SC2	-25.86%	-23.94%	13.99%	12.27%	2.50%
	w/SC5	-26.43%	-24.52%	13.99%	12.27%

Class R6,7		-25.76%	-23.66%	14.36%	12.59%	2.20%

Institutional Service Class[7]		-25.49%	-23.20%	15.11%	13.37%	1.50%

Institutional Class[7]		-25.53%	-23.20%	15.11%	13.37%	1.50%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 27, 2002.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Micro Cap Equity Fund, the Russell Microcap Growth Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell Microcap Growth Index is an unmanaged index that provides a measurement of the performance of the micro-cap growth segment of the U.S. equity market, such as micro-cap companies with higher price-to-book ratios and higher forecasted growth values.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

20 Semiannual Report 2008

Shareholder	Nationwide Micro Cap Equity Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 —	11/01/07 —
Nationwide Micro Cap Equity Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	743.90	8.37	1.93
	Hypothetical	(b)	1,000.00	1,015.27	9.67	1.93

Class B Shares	Actual		1,000.00	741.40	11.60	2.68
	Hypothetical	(b)	1,000.00	1,011.54	13.40	2.68

Class C Shares	Actual		1,000.00	741.40	11.60	2.68
	Hypothetical	(b)	1,000.00	1,011.54	13.40	2.68

Class R Shares	Actual		1,000.00	742.40	10.05	2.32
	Hypothetical	(b)	1,000.00	1,013.33	11.61	2.32

Institutional Service Class Shares	Actual		1,000.00	745.10	7.33	1.69
	Hypothetical	(b)	1,000.00	1,016.46	8.47	1.69

Institutional Class Shares	Actual		1,000.00	744.70	7.29	1.68
	Hypothetical	(b)	1,000.00	1,016.51	8.42	1.68

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 21

Portfolio Summary	Nationwide Micro Cap Equity Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	98.9%
Repurchase Agreements	2.2%
Other Investments*	14.1%
Liabilities in excess of other assets**	-15.2%

100.0%

Top Industries

Semiconductors & Semiconductor Equipment	13.0%
Health Care Equipment & Supplies	12.0%
Software	10.8%
Health Care Providers & Services	7.3%
Energy Equipment & Services	6.3%
Textiles, Apparel & Luxury Goods	5.8%
Electronic Equipment & Instruments	4.8%
Machinery	4.0%
Internet Software & Services	3.8%
Electrical Equipment	3.7%
Other	28.5%

100.0%

Top Holdings***

I-Trax, Inc.	2.5%
OMNI Energy Services Corp.	2.4%
Double-Take Software, Inc.	2.2%
CryoLife, Inc.	2.1%
NCI, Inc., Class A,	2.1%
Pericom Semiconductor Corp.	2.1%
PC Mall, Inc.	2.1%
Versant Corp.	2.0%
Iteris, Inc.,	2.0%
NVE Corp.	2.0%
Other	78.5%

100.0%

*	Includes collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

22 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Micro Cap Equity Fund

Common Stocks (98.9%)
	Shares or
	Principal Amount	Value

Aerospace & Defense (2.0%)
Limco-Piedmont, Inc.*	56,700	$305,613
LMI Aerospace, Inc.*	17,062	327,590

		633,203

Air Freight & Logistics (1.2%) (a)
Dynamex, Inc.*	15,200	381,976

Capital Markets (1.6%)
Penson Worldwide, Inc.*	47,500	516,800

Commercial Banks (3.0%)
Cardinal Financial Corp.	42,200	324,940
Gateway Financial Holdings, Inc.	33,300	351,981
Superior Bancorp* (a)	16,275	288,881

		965,802

Commercial Services & Supplies (1.5%)
GP Strategies Corp.*	57,000	484,500

Communications Equipment (3.1%)
Globecomm Systems, Inc.* (a)	67,800	602,064
Opnext, Inc.*	66,800	394,120

		996,184

Diversified Consumer Services (1.0%) (a)
ChinaCast Education Corp.*	74,600	306,606

Diversified Financial Services (1.5%)
Medallion Financial Corp.	56,600	481,666

Electrical Equipment (3.7%)
BTU International, Inc.* (a)	54,793	534,232
LaBarge, Inc.*	48,075	634,590

		1,168,822

Electronic Equipment & Instruments (4.8%)
IntriCon Corp.*	46,000	435,620
Iteris, Inc.*	229,600	640,584
Spectrum Control, Inc.*	54,500	467,610

		1,543,814

Energy Equipment & Services (6.3%)
Bolt Technology Corp.* (a)	27,650	502,124
ENGlobal Corp.* (a)	33,100	332,655
OMNI Energy Services Corp.* (a)	150,900	769,590
TGC Industries, Inc.*	57,645	419,656

		2,024,025

Health Care Equipment & Supplies (12.0%)
Anika Therapeutics, Inc.*	38,400	329,856
CryoLife, Inc.* (a)	63,500	674,370
Cynosure, Inc., Class A*	23,600	614,072
MTS Medication Technologies, Inc.*	50,079	520,822
Neogen Corp.*	17,600	442,288
Rockwell Medical Technologies, Inc.* (a)	90,500	500,465
ThermoGenesis Corp.*	309,100	503,833
Trinity Biotech PLC ADR — IE*	65,200	256,236

		3,841,942

Health Care Providers & Services (7.3%)
Allied Healthcare International, Inc.*	300,600	450,900
Bio-Reference Laboratories, Inc.*	21,536	542,276
Health Grades, Inc.*	96,400	535,984
I-Trax, Inc.* (a)	149,400	802,278

		2,331,438

Health Care Technology (1.3%)
Transcend Services, Inc.*	34,000	421,600

Insurance (2.0%) (a)
21st Century Holding Co.	48,800	622,200

Internet & Catalog Retail (2.1%)
PC Mall, Inc.*	50,569	664,982

Internet Software & Services (3.8%)
TheStreet.com, Inc. (a)	41,938	327,536
Think Partnership, Inc.*	439,300	369,012
Website Pros, Inc.*	57,102	513,918

		1,210,466

IT Services (2.1%)
NCI, Inc., Class A*	31,800	670,980

Life Sciences Tools & Services (1.1%)
MEDTOX Scientific, Inc.*	21,324	340,331

Machinery (4.0%)
Flow International Corp.*	46,800	469,404
Hurco Cos., Inc.*	6,609	302,626
Sun Hydraulics Corp.	16,380	494,349

		1,266,379

Oil, Gas & Consumable Fuels (1.3%)
Abraxas Petroleum Corp.*	100,000	415,000

Pharmaceutical (1.3%)
Obagi Medical Products, Inc.*	50,600	405,306

2008 Semiannual Report 23

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Micro Cap Equity Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Road & Rail (1.3%)
Celadon Group, Inc.*	39,800	$409,542

Semiconductors & Semiconductor Equipment (13.0%)
Amtech Systems, Inc.*	50,600	629,464
AXT, Inc.*	114,300	542,925
EMCORE Corp.* (a)	76,400	472,152
NVE Corp.* (a)	19,993	636,777
Pericom Semiconductor Corp.*	39,100	666,264
Techwell, Inc.*	57,900	607,950
Ultra Clean Holdings, Inc.*	53,900	576,191

		4,131,723

Software (10.8%)
BluePhoenix Solutions Ltd.*	40,600	347,130
Double-Take Software, Inc.*	46,100	685,968
Radiant Systems, Inc.*	42,800	577,372
Smith Micro Software, Inc.*	64,504	556,669
TeleCommunication Systems, Inc., Class A*	170,381	620,187
Versant Corp.*	21,300	648,585

		3,435,911

Textiles, Apparel & Luxury Goods (5.8%)
Fuqi International, Inc.*	61,835	511,376
G-III Apparel Group Ltd.*	42,100	620,975
Hartmarx Corp.*	135,300	357,192
Volcom, Inc.*	19,562	371,482

		1,861,025

Total Common Stocks		31,532,223

Repurchase Agreements (2.2%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $529,330, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $539,888	$529,302	529,302
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $165,263, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $168,559	$165,254	165,254

Total Repurchase Agreements		694,556

Securities Purchased With Collateral For Securities On Loan (14.1%)

Repurchase Agreement (14.1%)
Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $4,502,428, collateralized by U.S. Government Agency Mortgages ranging 3.02% — 9.42%, maturing 06/04/12 — 04/25/38; total market value of $4,592,221	4,502,178	4,502,178

Total Securities Purchased With Collateral For Securities On Loan		4,502,178

Total Investments (Cost $40,956,927) (b) — 115.2%		36,728,957

Liabilities in excess of other assets — (15.2)%		(4,848,922)

NET ASSETS — 100.0%		$31,880,035

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of April 30, 2008.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

IE	Ireland

See accompanying notes to financial statements.

24 Semiannual Report 2008

Nationwide Mid Cap Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Mid Cap Growth Fund (Class A at NAV) registered -18.25% versus -8.44% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Growth Funds (consisting of 623 funds as of April 30, 2008) was -10.98% for the same time period.

Can you describe the market environment during the reporting period?

During the reporting period, equities were under selling pressure, with mid-capitalization stocks proving no exception. Within the mid-cap growth universe, investors sought out commodities and cyclical-oriented stocks. Market weakness was broad-based; energy was the only sector out of 10 to post a positive return. Investors continued to be concerned about the prevailing credit crunch as well as the prospect of the U.S. economy entering a recession. As a result, commodities continued to attract investment dollars, pushing their prices to record levels.

What areas of investment provided the most positive relative returns for the Fund?

The top-performing sectors in the portfolio included consumer staples and materials; stock selection was the primary driver of outperformance. Stocks that contributed the most positive performance to the Fund during the reporting period included EOG Resources, Inc.; Patterson-UTI Energy, Inc.; and XTO Energy Inc. Each of these companies is involved in the exploration for and production of oil and/or natural gas, and benefited from strong global demand for these commodities. We continue to own each of these stocks due to their strong growth profiles.

What areas detracted from Fund performance?

From a sector perspective, detractors from Fund performance included technology, consumer discretionary and financials. The Fund’s investment philosophy, however, focuses on individual stock selection. Among the most significant individual detractors from Fund performance was Crocs, Inc., a specialty apparel company whose stock declined after the company announced a weaker-than-expected financial outlook. Also hampering Fund results was DealerTrack Holdings, Inc., a provider of on-demand software and data solutions to the automotive retail industry. The company was hurt by the credit crunch affecting automobile financing. Finally, Fund holding VeriFone Holdings, Inc., a provider of technology that enables electronic payment transactions at the point of sale, saw its shares decline due to management’s announcement of tepid industry conditions driven by macroeconomic concerns. We have sold our positions in DealerTrack and VeriFone.

What is your outlook for the near term?

Many of the issues that challenged the markets in 2007 have carried over into 2008. A slowing economy, credit concerns and weakening consumer spending are likely to make 2008 a challenging year, especially for mid-capitalization stocks. Current market trends may persist in the near term. Any improvement in the credit or macroeconomic environment, however, could provide a rebound for mid-cap stocks.

Subadviser:
NorthPointe Capital® LLC

Portfolio Manager:
Robert D. Glise, CFA

2008 Semiannual Report 25

Fund Performance	Nationwide Mid Cap Growth Fund

Average Annual Total Return
(For periods ended April 30, 2008)

						Gross	Net
		Six				Expense	Expense
		month*	1 Yr.	5 Yr.	Inception[1]	Ratio**	Ratio**

Class A2	w/o SC3	-18.25%	-10.32%	10.17%	11.47%	1.96%	1.41%
	w/SC4	-22.94%	-15.47%	8.87%	10.29%

Class B2	w/o SC3	-18.52%	-10.93%	9.44%	10.82%	2.70%	2.15%
	w/SC5	-22.20%	-14.96%	9.16%	10.71%

Class C2	w/o SC3	-18.56%	-10.93%	9.44%	10.82%	2.70%	2.15%
	w/SC6	-19.30%	-11.74%	9.44%	10.82%

Class R2,7		-18.35%	-10.47%	9.94%	11.28%	2.40%	1.85%

Institutional Class[7]		-18.19%	-10.07%	10.45%	11.74%	1.70%	1.15%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on October 1, 2002.

[2]	These returns included performance based on the Fund’s Institutional Class shares, which was achieved prior to the creation of Class A shares (3/5/03), Class B and Class C shares (8/21/03), and Class R shares (10/1/03). Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C and Class R shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Class C and Class R would have been lower.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Institutional Class shares the Nationwide Mid Cap Growth Fund, Russell Mid Cap Growth Index (Russell Mid Cap Growth)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell Mid Cap Growth – an unmanaged index of medium-size U.S. companies with a capitalization range of $0.129 billion to $54.621 billion as of April 30, 2008, gives a broad look at how the stock price of medium-size U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

26 Semiannual Report 2008

Shareholder	Nationwide Mid Cap Growth Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 —	11/01/07 —
Nationwide Mid Cap Growth Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	817.50	6.33	1.40
	Hypothetical	(b)	1,000.00	1,017.90	7.02	1.40

Class B Shares	Actual		1,000.00	814.80	9.70	2.15
	Hypothetical	(b)	1,000.00	1,014.17	10.77	2.15

Class C Shares	Actual		1,000.00	814.40	9.70	2.15
	Hypothetical	(b)	1,000.00	1,014.17	10.77	2.15

Class R Shares	Actual		1,000.00	816.50	7.45	1.65
	Hypothetical	(b)	1,000.00	1,016.66	8.27	1.65

Institutional Class Shares	Actual		1,000.00	818.10	5.20	1.15
	Hypothetical	(b)	1,000.00	1,019.14	5.77	1.15

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 27

Portfolio Summary	Nationwide Mid Cap Growth Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	96.7%
Repurchase Agreements	4.5%
Liabilities in excess of other assets	-1.2%

100.0%

Top Industries

Machinery	7.1%
Energy Equipment & Services	6.9%
IT Services	6.8%
Communications Equipment	5.6%
Textiles, Apparel & Luxury Goods	5.3%
Oil, Gas & Consumable Fuels	5.2%
Health Care Equipment & Supplies	4.1%
Life Sciences Tools & Services	3.9%
Capital Markets	3.7%
Commercial Services & Supplies	3.5%
Other	47.9%

100.0%

Top Holdings*

Harris Corp.	3.0%
Fiserv, Inc.	3.0%
St. Jude Medical, Inc.	2.6%
Thermo Fisher Scientific, Inc.	2.2%
XTO Energy, Inc.	2.2%
Fastenal Co.	2.2%
Patterson-UTI Energy, Inc.	2.0%
TD Ameritrade Holding Corp.	1.9%
Barr Pharmaceuticals, Inc.	1.9%
Ecolab, Inc.	1.8%
Other	77.2%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

28 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Mid Cap Growth Fund

Common Stocks (96.7%)
	Shares or
	Principal Amount	Value

Air Freight & Logistics (1.0%)
Atlas Air Worldwide Holdings, Inc.*	300	$18,204
Expeditors International of Washington, Inc.	400	18,636

		36,840

Beverages (2.0%)
Central European Distribution Corp.*	930	56,656
Hansen Natural Corp.*	500	17,695

		74,351

Biotechnology (1.0%)
United Therapeutics Corp.*	430	36,335

Capital Markets (3.7%)
Affiliated Managers Group, Inc.*	350	34,769
GFI Group, Inc.	2,800	32,900
TD Ameritrade Holding Corp.*	3,860	69,866

		137,535

Chemicals (1.8%)
Ecolab, Inc.	1,490	68,480

Commercial Services & Supplies (3.5%)
Dun & Bradstreet Corp.	590	49,737
Manpower, Inc.	550	36,921
Stericycle, Inc.*	800	42,704

		129,362

Communications Equipment (5.6%)
CommScope, Inc.*	1,120	53,256
Foundry Networks, Inc.*	3,420	43,537
Harris Corp.	2,050	110,761

		207,554

Computers & Peripherals (1.6%)
Logitech International SA*	1,170	35,299
SanDisk Corp.*	900	24,381

		59,680

Construction & Engineering (1.1%)
Aecom Technology Corp.*	1,530	42,014

Containers & Packaging (1.6%)
Ball Corp.	1,110	59,696

Distributor (1.3%)
LKQ Corp.*	2,310	50,266

Diversified Consumer Services (1.0%)
ITT Educational Services, Inc.*	500	38,330

Diversified Financial Services (2.0%)
Interactive Brokers Group, Inc., Class A*	1,280	40,410
IntercontinentalExchange, Inc.*	230	35,684

		76,094

Electrical Equipment (1.4%)
Belden, Inc.	420	14,171
General Cable Corp.*	590	39,530

		53,701

Energy Equipment & Services (6.9%)
Cameron International Corp.*	600	29,538
FMC Technologies, Inc.*	680	45,696
Helmerich & Payne, Inc.	790	42,462
National Oilwell Varco, Inc.*	680	46,546
Patterson-UTI Energy, Inc.	2,690	75,159
TETRA Technologies, Inc.*	1,080	17,561

		256,962

Health Care Equipment & Supplies (4.1%)
Intuitive Surgical, Inc.*	130	37,604
St. Jude Medical, Inc.*	2,210	96,753
Varian Medical Systems, Inc.*	410	19,221

		153,578

Health Care Providers & Services (2.0%)
Express Scripts, Inc.*	700	49,014
Laboratory Corp. of America Holdings*	360	27,223

		76,237

Hotels, Restaurants & Leisure (1.0%)
Penn National Gaming, Inc.*	910	38,875

Household Durables (0.7%)
Jarden Corp.*	1,275	27,183

Household Products (0.8%)
Church & Dwight Co., Inc.	510	28,978

Insurance (1.4%)
Brown & Brown, Inc.	1,160	22,272
W.R. Berkley Corp.	1,195	30,700

		52,972

Internet & Catalog Retail (1.0%)
priceline.com, Inc.*	290	37,016

Internet Software & Services (1.0%)
Akamai Technologies, Inc.*	990	35,412

IT Services (6.8%)
Alliance Data Systems Corp.*	730	41,909
Cognizant Technology Solutions Corp., Class A*	1,860	59,985
Fiserv, Inc.*	2,180	110,199
Metavante Technologies, Inc.*	1,696	39,975

		252,068

Life Sciences Tools & Services (3.9%)
Thermo Fisher Scientific, Inc.*	1,440	83,333
Waters Corp.*	1,010	62,074

		145,407

2008 Semiannual Report 29

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Mid Cap Growth Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Machinery (7.1%)
Actuant Corp., Class A	1,910	$64,692
Bucyrus International, Inc., Class A	400	50,372
Graco, Inc.	410	16,978
Harsco Corp.	680	40,344
Oshkosh Corp.	1,380	56,028
Terex Corp.*	550	38,324

		266,738

Media (1.3%)
Focus Media Holding Ltd. ADR – CN*	540	19,921
John Wiley & Sons, Inc., Class A	600	27,630

		47,551

Oil, Gas & Consumable Fuels (5.2%)
Chesapeake Energy Corp.	700	36,190
Continental Resources, Inc.*	450	19,336
EOG Resources, Inc.	420	54,802
XTO Energy, Inc.	1,347	83,325

		193,653

Personal Products (1.4%)
Alberto-Culver Co.	2,060	51,850

Pharmaceutical (1.9%)
Barr Pharmaceuticals, Inc.*	1,390	69,820

Road & Rail (2.7%)
Con-way, Inc.	785	36,306
J.B. Hunt Transport Services, Inc.	1,130	38,386
Knight Transportation, Inc.	1,620	27,524

		102,216

Semiconductors & Semiconductor Equipment (3.0%)
Broadcom Corp., Class A*	1,000	25,960
Diodes, Inc.*	1,496	40,452
MEMC Electronic Materials, Inc.*	710	44,709

		111,121

Software (2.6%)
Intuit, Inc.*	1,760	47,467
MICROS Systems, Inc.*	1,380	49,197

		96,664

Specialty Retail (3.1%)
GameStop Corp., Class A*	840	46,234
Guess?, Inc.	900	34,452
J Crew Group, Inc.*	750	35,625

		116,311

Textiles, Apparel & Luxury Goods (5.3%)
Coach, Inc.*	1,500	53,355
CROCS, Inc.*	1,174	11,986
Hanesbrands, Inc.*	1,060	37,121
Iconix Brand Group, Inc.*	3,630	57,790
Warnaco Group, Inc. (The)*	800	36,912

		197,164

Trading Companies & Distributors (2.2%)
Fastenal Co.	1,690	82,489

Wireless Telecommunication Services (2.7%)
Millicom International Cellular SA*	350	37,804
NII Holdings, Inc.*	1,380	63,121

		100,925

Total Common Stocks		3,611,428

Repurchase Agreements (4.5%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $129,801, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $132,390	$129,794	129,794
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $40,525, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $41,334	40,523	40,523

Total Repurchase Agreements		170,317

Total Investments (Cost $3,591,652) (a) — 101.2%		3,781,745

Liabilities in excess of other assets — (1.2)%		(46,626)

NET ASSETS — 100.0%		$3,735,119

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

CN	China

See accompanying notes to financial statements.

30 Semiannual Report 2008

Nationwide U.S. Small Cap Value Fund

The Nationwide U.S. Small Cap Value Fund was launched Dec. 21, 2007. As of April 30, 2008, the close of the semiannual reporting period, the Fund had existed for too limited a time to generate performance that could be analyzed and discussed in a meaningful manner. Accordingly, in place of the management commentary, below is a description of the Fund’s investment objective.

Investment Objective

The Fund seeks long-term capital appreciation. The Fund is designed to capture the returns and diversification benefits associated with equity securities of a broad and diverse cross-section of smaller companies in the United States that the subadviser believes to be value investments.

Subadviser:
Dimensional Fund Advisors L.P.

Portfolio Manager:
Robert T. Deere

2008 Semiannual Report 31

Shareholder	Nationwide U.S. Small Cap Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the commencement of operations and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	12/21/07 —	12/21/07 —
Nationwide U.S. Small Cap Value Fund			12/21/07 (c)	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	950.30	5.24	1.50
	Hypothetical	(b)	1,000.00	1,017.40	7.55	1.50

Class C Shares	Actual		1,000.00	948.10	7.18	2.06
	Hypothetical	(b)	1,000.00	1,014.62	10.37	2.06

Institutional Service Class Shares	Actual		1,000.00	950.80	4.29	1.23
	Hypothetical	(b)	1,000.00	1,018.75	6.19	1.23

Institutional Class Shares	Actual		1,000.00	951.10	3.74	1.07
	Hypothetical	(b)	1,000.00	1,019.54	5.39	1.07

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 131/366 (to reflect the actual period) and 182/336 (to reflect the hypothetical one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Commencement of operations

32 Semiannual Report 2008

Portfolio Summary	Nationwide U.S. Small Cap Value Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	99.1%
Repurchase Agreements	0.8%
Other assets in excess of liabilities	0.1%

100.0%

Top Industries

Insurance	11.3%
Oil, Gas & Consumable Fuels	9.0%
Commercial Banks	8.3%
Chemicals	6.1%
Semiconductors & Semiconductor Equipment	5.9%
Electronic Equipment & Instruments	5.1%
Energy Equipment & Services	5.0%
Food Products	4.3%
Commercial Services & Supplies	4.3%
Food & Staples Retailing	2.6%
Other	38.1%

100.0%

Top Holdings*

Forest Oil Corp.	2.0%
Allied Waste Industries, Inc.	1.7%
Patterson-UTI Energy, Inc.	1.6%
Smithfield Foods, Inc.	1.4%
CenturyTel, Inc.	1.4%
Intersil Corp., Class A	1.3%
Ashland, Inc.	1.3%
Whiting Petroleum Corp.	1.2%
Watson Pharmaceuticals, Inc.	1.2%
Reinsurance Group of America, Inc.	1.2%
Other	85.7%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 33

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide U.S. Small Cap Value Fund

Common Stocks (99.1%)
	Shares or
	Principal Amount	Value

Aerospace & Defense (2.4%)
Argon ST, Inc.*	1,200	$22,092
DRS Technologies, Inc.	2,200	137,368
Ducommun, Inc.*	1,000	32,580
Esterline Technologies Corp.*	1,600	89,056
Sypris Solutions, Inc.	100	419
Triumph Group, Inc.	1,000	58,870

		340,385

Airlines (0.7%)
ExpressJet Holdings, Inc.*	1,800	5,454
Frontier Airlines Holdings, Inc.	2,000	830
UAL Corp.	6,300	93,870

		100,154

Auto Components (0.9%)
Aftermarket Technology Corp.*	1,200	27,492
Modine Manufacturing Co.	1,800	31,626
Shiloh Industries, Inc.	177	1,738
Tenneco, Inc.*	2,500	63,950

		124,806

Biotechnology (0.9%)
Applera Corp. Celera Group*	4,300	57,534
Lexicon Pharmaceuticals, Inc.	7,400	15,244
Martek Biosciences Corp.*	1,700	59,942

		132,720

Building Products (1.2%)
Ameron International Corp.	1,000	98,800
Simpson Manufacturing Co., Inc.	2,600	68,614

		167,414

Capital Markets (1.0%)
FirstCity Financial Corp.	1,000	4,810
Knight Capital Group, Inc., Class A*	5,200	97,292
MCG Capital Corp.	3,500	26,810
Sanders Morris Harris Group, Inc.	1,400	11,522

		140,434

Chemicals (6.1%)
Arch Chemicals, Inc.	1,300	44,291
Ashland, Inc.	3,400	180,268
Cytec Industries, Inc.	2,600	153,426
Ferro Corp.	2,300	40,434
H.B. Fuller Co.	3,200	73,856
Minerals Technologies, Inc.	1,000	67,740
N.L. Industries, Inc.	2,600	28,808
Penford Corp.	1,000	21,960
Quaker Chemical Corp.	1,000	31,000
Sensient Technologies Corp.	2,600	77,402
Stepan Co.	1,000	39,340
Valspar Corp.	5,400	118,692

		877,217

Commercial Banks (8.3%)
1st Source Corp.	1,300	25,766
Amcore Financial, Inc.	1,200	14,928
AmericanWest Bancorp	1,000	3,650
Bancfirst Corp.	372	16,268
Bank of Granite Corp.	500	5,250
Banner Corp.	1,000	21,600
Boston Private Financial Holdings, Inc.	2,000	18,600
Cadence Financial Corp.	1,000	14,910
Capital Corp. of the West	1,000	6,850
Cardinal Financial Corp.	1,300	10,010
Center Bancorp, Inc.	1,000	9,690
Chemical Financial Corp.	1,300	31,564
City Holding Co.	1,000	41,580
CoBiz Financial, Inc.	1,300	14,443
Columbia Banking System, Inc.	1,000	27,080
Community Trust Bancorp, Inc.	1,000	30,060
First Community Bancorp	1,500	32,235
First Regional Bancorp*	400	5,940
FNB Corp.	1,000	11,000
Fulton Financial Corp.	9,400	117,218
Gateway Financial Holdings, Inc.	1,000	10,570
German American Bancorp	1,000	12,700
Great Southern Bancorp, Inc.	1,000	15,080
Lakeland Bancorp, Inc.	228	3,532
Lakeland Financial Corp.	1,000	23,290
National Penn Bancshares, Inc.	2,700	45,063
NBT Bancorp, Inc.	1,700	38,726
Old National Bancorp	3,600	61,596
Old Second Bancorp, Inc.	1,000	24,530
Pacific Mercantile Bancorp	1,000	9,030
Park National Corp.	1,000	76,010
Peoples Bancorp, Inc.	1,000	24,270
Prosperity Bancshares, Inc.	57	1,765
S&T Bancorp, Inc.	1,300	44,291
Sandy Spring Bancorp, Inc.	1,000	25,500
South Financial Group, Inc. (The)	3,900	23,556
Southern Community Financial Corp.	1,000	7,440
Sterling Bancshares, Inc.	3,900	40,521
Susquehanna Bancshares, Inc.	2,800	55,692
Tompkins Financial Corp.	1,000	48,370
Trico Bancshares	1,000	17,010
UCBH Holdings, Inc.	5,600	40,768
UMB Financial Corp.	868	43,087
Washington Trust Bancorp, Inc.	1,000	24,180
Whitney Holding Corp.	369	8,638
Wintrust Financial Corp.	100	3,172

		1,187,029

Commercial Services & Supplies (4.3%)
ABM Industries, Inc.	2,700	56,538
Allied Waste Industries, Inc.*	20,000	247,200
Angelica Corp.	300	4,848
Collectors Universe	1,000	9,950
Comfort Systems U.S.A., Inc.	2,200	29,920
Cornell Cos., Inc.*	1,000	22,720
CRA International, Inc.*	1,000	34,480

34 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Commercial Services & Supplies (continued)

G & K Services, Inc., Class A	1,100	$34,683
GP Strategies Corp.*	1,000	8,500
Intersections, Inc.	1,000	8,950
Kelly Services, Inc., Class A	1,800	40,050
LECG Corp.*	1,400	14,546
McGrath Rentcorp	1,400	36,162
School Specialty, Inc.*	1,100	32,384
Viad Corp.	1,100	34,606
WCA Waste Corp.	114	575

		616,112

Communications Equipment (2.6%)
Avocent Corp.*	2,700	52,677
Bel Fuse, Inc., Class B	1,000	26,070
Bookham, Inc.	5,400	9,180
Digi International, Inc.*	1,400	11,536
Dycom Industries, Inc.*	2,200	31,636
EMS Technologies, Inc.*	1,000	25,860
Extreme Networks, Inc.*	6,200	18,786
Ixia*	3,700	26,233
KVH Industries, Inc.*	1,000	10,040
Network Equipment Technologies, Inc.*	1,500	9,750
Oplink Communications, Inc.*	1,200	11,532
PC-Tel, Inc.*	1,200	9,864
Plantronics, Inc.	2,600	64,766
Soapstone Networks, Inc.*	1,000	7,000
Sycamore Networks, Inc.*	15,300	49,266
Symmetricom, Inc.*	1,500	6,435

		370,631

Computers & Peripherals (0.9%)
Actividentity Corp.	2,500	5,775
Adaptec, Inc.*	6,500	18,135
Dot Hill Systems Corp.	1,500	3,780
Electronics for Imaging, Inc.*	3,100	44,702
Hypercom Corp.*	2,900	12,383
Iomega Corp.	3,000	11,490
Quantum Corp.*	11,000	19,250
Techteam Global, Inc.	1,000	9,300

		124,815

Construction & Engineering (0.6%)
EMCOR Group, Inc.*	3,500	87,710

Consumer Finance (0.0%)
Rewards Network, Inc.*	1,400	6,748

Containers & Packaging (1.2%)
Bemis Co., Inc.	5,400	142,020
Graphic Packaging Holding Co.*	10,900	30,520

		172,540

Diversified Consumer Services (0.5%)
Carriage Services, Inc.	270	2,241
National Technical Systems, Inc.	400	2,312
Regis Corp.	2,400	70,080

		74,633

Diversified Financial Services (0.2%)
Asset Acceptance Capital Corp.	1,700	20,485
Encore Capital Group, Inc.*	1,200	8,040

		28,525

Diversified Telecommunication Services (1.4%)
Arbinet-thexchange, Inc.	1,400	4,816
CenturyTel, Inc.	6,000	194,700

		199,516

Electrical Equipment (1.0%)
EnerSys*	2,600	60,840
LSI Industries, Inc.	1,200	13,152
Magnetek, Inc.*	1,600	5,600
Regal-Beloit Corp.	1,700	63,053

		142,645

Electronic Equipment & Instruments (5.1%)
AVX Corp.	9,300	122,481
Benchmark Electronics, Inc.*	3,900	69,342
CalAmp Corp.	800	2,072
Checkpoint Systems, Inc.*	2,100	54,453
Cognex Corp.	2,300	57,960
CPI International, Inc.*	1,000	11,450
Frequency Electronics, Inc.	1,000	6,630
Gerber Scientific, Inc.*	1,300	12,051
I.D. Systems, Inc.	29	246
Ingram Micro, Inc., Class A*	9,300	158,193
Lecroy Corp.	1,000	8,050
Littelfuse, Inc.*	1,200	44,112
Mercury Computer Systems, Inc.*	1,200	9,624
Perceptron, Inc.	1,000	10,060
Planar Systems, Inc.*	1,000	2,280
Plexus Corp.*	2,500	60,225
Radisys Corp.*	1,200	11,316
Spectrum Control, Inc.*	1,000	8,580
Technitrol, Inc.	1,925	40,425
TTM Technologies, Inc.*	2,300	30,613
X-Rite, Inc.*	1,600	4,032
Zygo Corp.*	600	6,996

		731,191

Energy Equipment & Services (5.0%)
Bristow Group, Inc.*	1,300	68,575
Bronco Drilling Co., Inc.*	1,400	24,080
Gulf Island Fabrication, Inc.	1,000	39,540
Hornbeck Offshore Services, Inc.*	1,400	69,818
Natural Gas Services Group, Inc.*	1,000	24,900
Oil States International, Inc.*	2,700	135,162
Patterson-UTI Energy, Inc.	8,400	234,696
PHI, Inc. — Non Voting*	1,000	37,570
Pioneer Drilling Co.*	2,700	44,091

2008 Semiannual Report 35

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Energy Equipment & Services (continued)

Trico Marine Services, Inc.*	1,000	$37,690

		716,122

Food & Staples Retailing (2.6%)
Andersons, Inc. (The)	1,000	45,450
Casey’s General Stores, Inc.	2,700	59,751
Great Atlantic & Pacific Tea Co.	2,300	63,296
Performance Food Group Co.*	1,900	63,574
Ruddick Corp.	2,600	100,620
Weis Markets, Inc.	1,500	46,065

		378,756

Food Products (4.3%)
Chiquita Brands International, Inc.*	2,300	52,325
Del Monte Foods Co.	10,900	98,318
Hain Celestial Group, Inc.*	2,100	51,828
Imperial Sugar Co.	1,000	15,770
J.M. Smucker Co. (The)	3,100	154,628
John B. Sanfilippo & Son, Inc.	300	3,219
Lance, Inc.	1,700	35,632
Smithfield Foods, Inc.*	7,200	206,496

		618,216

Health Care Equipment & Supplies (1.6%)
Cantel Medical Corp.*	1,000	9,550
Cardiac Science Corp.	1,200	10,836
CONMED Corp.*	1,500	38,280
Datascope Corp.	1,000	37,460
Healthtronics, Inc.	1,150	4,117
Invacare Corp.	1,700	30,668
Osteotech, Inc.*	1,000	5,060
RTI Biologics, Inc.*	1,600	16,224
Symmetry Medical, Inc.*	1,900	26,657
Vital Signs, Inc.	223	11,670
Zoll Medical Corp.*	1,100	36,718

		227,240

Health Care Providers & Services (1.3%)
AMN Healthcare Services, Inc.*	1,800	26,262
Amsurg Corp.*	1,700	43,418
Hanger Orthopedic Group, Inc.	700	8,260
Integramed America, Inc.	1,000	9,830
Matria Healthcare, Inc.*	1,200	30,600
Medical Staffing Network Holdings, Inc.	600	2,610
Molina Healthcare, Inc.*	1,500	37,245
Providence Service Corp. (The)*	1,000	28,140

		186,365

Hotels, Restaurants & Leisure (1.4%)
Bob Evans Farms, Inc.	1,900	53,333
Churchill Downs, Inc.	1,000	51,050
Dover Motorsports, Inc.	1,000	6,120
Interstate Hotels & Resorts, Inc.	302	1,299
Luby’s, Inc.	1,400	10,514
Red Lion Hotels Corp .	1,000	9,490
Speedway Motorsports, Inc.	2,400	62,496

		194,302

Household Durables (1.5%)
CSS Industries, Inc.	1,000	31,270
Leggett & Platt, Inc.	9,200	152,720
Palm Harbor Homes, Inc.*	1,200	10,332
Skyline Corp.	1,000	27,520

		221,842

Insurance (11.3%)
Affirmative Insurance Holdings, Inc.	500	3,915
AmCOMP, Inc.	800	9,856
CNA Surety Corp.*	2,400	31,752
Delphi Financial Group, Inc., Class A	2,400	65,328
Eastern Insurance Holdings, Inc.	1,000	16,360
FBL Financial Group, Inc., Class A	1,600	44,304
FPIC Insurance Group, Inc.*	1,000	46,530
Hallmark Financial Services*	1,100	11,913
Hanover Insurance Group, Inc. (The)	2,800	125,664
HCC Insurance Holdings, Inc.	6,100	150,548
Hilb, Rogal & Hobbs Co.	2,000	57,860
Mercury General Corp.	3,000	149,670
Navigators Group, Inc.*	1,000	49,000
NYMAGIC, Inc.	192	4,368
Odyssey Re Holdings Corp.	3,800	135,964
Penn Treaty American Corp.	1,300	6,474
ProAssurance Corp.*	1,800	95,094
Procentury Corp.	232	4,206
Protective Life Corp.	3,800	161,956
Reinsurance Group of America, Inc.	3,300	171,534
RLI Corp.	1,300	62,400
Safety Insurance Group, Inc.	1,000	35,900
SeaBright Insurance Holdings, Inc.*	1,100	17,072
State Auto Financial Corp.	2,200	60,610
Transatlantic Holdings, Inc.	1,664	107,910

		1,626,188

Internet & Catalog Retail (0.1%)
PC Mall, Inc.*	1,000	13,150
Valuevision Media, Inc., Class A*	1,200	6,708

		19,858

Internet Software & Services (0.3%)
Greenfield Online, Inc.*	1,400	15,974
iPass, Inc.*	3,400	9,690
RealNetworks, Inc.*	900	5,544
SonicWALL, Inc.*	1,275	9,805

		41,013

IT Services (1.8%)
CACI International, Inc., Class A*	1,600	80,192
Integral Systems, Inc.	1,000	34,490
MAXIMUS, Inc.	1,200	45,504

36 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

IT Services (continued)

Perot Systems Corp., Class A*	6,700	$104,788

		264,974

Leisure Equipment & Products (0.1%)
RC2 Corp.*	1,000	18,500

Life Sciences Tools & Services (0.1%)
Caliper Life Sciences	2,600	9,490

Machinery (1.1%)
CIRCOR International, Inc.	1,000	48,170
Commercial Vehicle Group, Inc.*	700	8,435
EnPro Industries, Inc.*	500	18,150
Greenbrier Cos., Inc.	1,000	22,750
Portec Rail Products, Inc.	1,000	12,070
Watts Water Technologies, Inc., Class A	1,700	45,679

		155,254

Media (0.6%)
AH Belo Corp., Class A*	80	780
Alloy, Inc.	500	3,455
Ballantyne of Omaha, Inc.	1,000	4,800
Belo Corp., Class A	400	4,040
Lee Enterprises, Inc.	2,200	17,006
Playboy Enterprises, Inc., Class B*	1,500	12,540
Valassis Communications, Inc.*	2,600	36,920

		79,541

Metals & Mining (0.6%)
Worthington Industries, Inc.	4,400	79,244

Multiline Retail (0.2%)
Fred’s, Inc., Class A	2,200	24,376

Oil, Gas & Consumable Fuels (9.0%)
Bois d’Arc Energy, Inc.*	3,600	86,040
Brigham Exploration Co.*	2,500	23,600
Comstock Resources, Inc.*	2,400	109,176
EXCO Resources, Inc.*	5,600	124,992
Forest Oil Corp.*	4,800	282,864
HKN, Inc.	1,000	8,740
Mariner Energy, Inc.*	4,700	129,532
Penn Virginia Corp.	2,000	105,000
Petroleum Development Corp.*	1,000	75,230
Stone Energy Corp.*	1,500	91,410
Swift Energy Co.*	1,600	83,424
Whiting Petroleum Corp.*	2,300	175,996

		1,296,004

Paper & Forest Products (0.7%)
Louisiana-Pacific Corp.	5,600	64,456
Schweitzer-Mauduit International, Inc.	1,000	22,130
Wausau Paper Corp.	2,700	20,898

		107,484

Personal Products (0.2%)
Elizabeth Arden, Inc.*	1,600	29,616

Pharmaceuticals (2.1%)
Alpharma, Inc., Class A*	2,400	59,064
Bioscrip, Inc.*	2,000	11,000
Hi-Tech Pharmacal Co., Inc.	1,000	8,750
Sciele Pharma, Inc.*	1,900	36,613
Vical, Inc.	2,100	7,392
Watson Pharmaceuticals, Inc.*	5,600	173,824

		296,643

Road & Rail (1.4%)
AMERCO*	1,100	63,173
Genesee & Wyoming, Inc., Class A*	1,700	60,656
PAM Transportation Services, Inc.	72	1,025
Werner Enterprises, Inc.	3,900	75,855

		200,709

Semiconductors & Semiconductor Equipment (5.9%)
Cabot Microelectronics Corp.*	1,300	44,265
California Micro Devices Corp.	800	2,456
Cascade Microtech, Inc.	1,000	7,460
Ceva, Inc.	1,100	10,758
Cohu, Inc.	1,200	20,844
Fairchild Semiconductor International, Inc.*	6,700	87,368
Hifn, Inc.	1,000	4,470
Ikanos Communications	1,600	5,712
Integrated Device Technology, Inc.*	10,300	110,107
Integrated Silicon Solution, Inc.	900	5,292
International Rectifier Corp.*	3,900	88,764
Intersil Corp., Class A	7,083	189,258
Kopin Corp.*	3,700	11,026
Mattson Technology, Inc.*	2,800	13,580
OmniVision Technologies, Inc.*	3,000	48,120
Pericom Semiconductor Corp.*	1,400	23,856
PLX Technology, Inc.*	1,600	13,808
RF Micro Devices, Inc.*	900	3,033
Skyworks Solutions, Inc.*	2,500	21,725
TriQuint Semiconductor, Inc.*	7,600	50,084
Ultra Clean Holdings, Inc.*	1,200	12,828
Veeco Instruments, Inc.*	1,700	32,011
Virage Logic Corp.	800	4,784
Zoran Corp.*	2,800	36,848

		848,457

Software (1.1%)
Bottomline Technologies, Inc.*	1,300	13,845
Captaris, Inc.*	1,400	6,762
Catapult Communications Corp.*	400	2,888
EPIQ Systems, Inc.*	1,600	24,704
JDA Software Group, Inc.*	1,600	30,240
Moldflow Corp.*	1,000	19,760
MSC.Software Corp.*	2,400	29,232
PLATO Learning, Inc.	800	2,232

2008 Semiannual Report 37

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Software (continued)

Secure Computing Corp.*	3,600	$23,832

		153,495

Specialty Retail (2.0%)
America’s Car-Mart, Inc.	400	5,756
AnnTaylor Stores Corp.*	3,400	86,020
Gander Mountain Co.*	800	3,920
GTSI Corp.	1,000	8,000
Monro Muffler, Inc.	1,100	18,150
Penske Auto Group, Inc.	5,100	106,743
Rubio’s Restaurants, Inc.	1,000	6,000
Sport Supply Group, Inc.	1,000	11,550
Stage Stores, Inc.	2,200	34,628

		280,767

Technology (0.1%)
Digimarc Corp.	1,200	12,216
Hackett Group, Inc. (The)	2,400	9,552

		21,768

Telecommunications (0.2%)
Applied Signal Technology, Inc.	1,000	11,440
Aware, Inc.	1,300	4,160
D&E Communications, Inc.	1,000	9,000

		24,600

Textiles, Apparel & Luxury Goods (0.4%)
Culp, Inc.	1,000	7,030
Kenneth Cole Productions, Inc., Class A	1,000	19,250
Lazare Kaplan International, Inc.	300	2,805
Movado Group, Inc.	1,000	21,840
Unifi, Inc.	3,300	9,867

		60,792

Thrifts & Mortgage Finance (1.8%)
Abington Bancorp, Inc.	1,300	13,598
American Bancorp of New Jersey, Inc.	1,000	10,510
BankFinancial Corp.	914	14,661
Berkshire Hills Bancorp, Inc.	1,000	25,590
Dime Community Bancshares	1,800	33,606
First Financial Holdings, Inc.	100	2,401
Flushing Financial Corp.	1,100	21,472
NewAlliance Bancshares, Inc.	3,900	52,494
Northeast Community Bancorp, Inc.	1,000	11,600
OceanFirst Financial Corp.	1,000	18,830
Provident Financial Services, Inc.	1,600	24,688
Riverview Bancorp, Inc.	589	5,248
United Community Financial Corp.	242	1,987
United Financial Bancorp, Inc.	1,000	11,940
United Western Bancorp, Inc.	72	1,238
Willow Grove Bancorp, Inc.	1,000	7,470

		257,333

Trading Companies & Distributors (1.0%)
BlueLinx Holdings, Inc.	1,000	5,180
Electro Rent Corp.	1,400	18,914
GATX Corp.	2,600	114,400

		138,494

Total Common Stocks		14,202,668

Repurchase Agreements (0.8%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $84,691, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $86,380	$84,686	84,686
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $26,441, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $26,969	26,440	26,440

Total Repurchase Agreements		111,126

Total Investments (Cost $15,064,403) (a) — 99.9%		14,313,794

Other assets in excess of liabilities — 0.1%		10,554

NET ASSETS — 100.0%		$14,324,348

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

38 Semiannual Report 2008

Nationwide Value Fund

The Nationwide Value Fund was launched Feb. 28, 2008. As of April 30, 2008, the close of the semiannual reporting period, the Fund had existed for too limited a time to generate performance that could be analyzed and discussed in a meaningful manner. Accordingly, in place of the management commentary, below is a description of the Fund’s investment objective.

Investment Objective

The Fund seeks long-term capital appreciation. The Fund invests in a diversified portfolio of equity securities of large-capitalization companies using a value style of investing.

Subadviser:
Diamond Hill Capital Management, Inc.

Portfolio Manager:
Charles S. Bath, CFA

2008 Semiannual Report 39

Shareholder	Nationwide Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the commencement of operations and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending Account	During Period ($)	During Period (%)
			Account Value ($)	Value ($)	02/27/08 —	02/27/08 —
Nationwide Value Fund			02/27/08 (c)	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	997.00	2.15	1.25
	Hypothetical	(b)	1,000.00	1,018.65	6.29	1.25

Class C Shares	Actual		1,000.00	996.00	3.18	1.85
	Hypothetical	(b)	1,000.00	1,015.66	9.31	1.85

Class R Shares	Actual		1,000.00	997.00	2.58	1.50
	Hypothetical	(b)	1,000.00	1,017.40	7.55	1.50

Institutional Class Shares	Actual		1,000.00	998.00	1.46	0.85
	Hypothetical	(b)	1,000.00	1,020.64	4.28	0.85

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 63/366 (to reflect the actual period) and 182/366 (to reflect the hypothetical one-half year period). The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

(c)	Commencement of operations.

40 Semiannual Report 2008

Portfolio Summary	Nationwide Value Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	91.7%
Repurchase Agreements	8.5%
Liabilities in excess of other assets	-0.2%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	20.8%
Commercial Banks	10.7%
Pharmaceuticals	6.9%
Machinery	5.1%
Insurance	4.4%
Paper & Forest Products	4.4%
Hotels, Restaurants & Leisure	3.9%
Capital Markets	3.0%
Food Products	2.9%
Health Care Providers & Services	2.9%
Other	35.0%

100.0%

Top Holdings*

Apache Corp.	5.1%
Devon Energy Corp.	4.8%
Occidental Petroleum Corp.	3.9%
McDonald’s Corp.	3.9%
Anadarko Petroleum Corp.	3.7%
American International Group, Inc.	3.4%
U.S. Bancorp	3.4%
XTO Energy, Inc.	3.2%
Wells Fargo & Co.	3.1%
Johnson & Johnson	2.4%
Other	63.1%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 41

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Value Fund

Common Stocks (91.7%)
	Shares or
	Principal Amount	Value

Aerospace & Defense (1.8%)
United Technologies Corp.	280	$20,292

Airline (1.9%)
Southwest Airlines Co.	1,590	21,052

Capital Markets (3.0%)
Bank of New York Mellon Corp. (The)	320	13,930
Merrill Lynch & Co., Inc.	380	18,935

		32,865

Chemicals (2.8%)
Dow Chemical Co. (The)	520	20,878
Rohm & Haas Co.	180	9,621

		30,499

Commercial Banks (10.7%)
Huntington Bancshares, Inc.	1,190	11,174
Synovus Financial Corp.	1,240	14,682
U.S. Bancorp	1,100	37,279
Wachovia Corp.	730	21,279
Wells Fargo & Co.	1,160	34,510

		118,924

Communications Equipment (1.9%)
Cisco Systems, Inc.*	810	20,768

Construction & Engineering (1.2%)
Fluor Corp.	85	12,994

Diversified Financial Services (1.2%)
Bank of America Corp.	360	13,514

Food & Staples Retailing (1.9%)
SYSCO Corp.	690	21,093

Food Products (2.9%)
ConAgra Foods, Inc.	450	10,602
General Mills, Inc.	350	21,140

		31,742

Health Care Equipment & Supplies (1.8%)
Medtronic, Inc.	400	19,472

Health Care Providers & Services (2.9%)
Cardinal Health, Inc.	390	20,307
UnitedHealth Group, Inc.	350	11,421

		31,728

Hotels, Restaurants & Leisure (3.9%)
McDonald’s Corp.	730	43,493

Household Durables (2.3%)
Black & Decker Corp.	180	11,814
Fortune Brands, Inc.	210	14,200

		26,014

Household Products (1.8%)
Kimberly-Clark Corp.	305	19,517

Insurance (4.4%)
Allstate Corp. (The)	210	10,576
American International Group, Inc.	820	37,884

		48,460

Machinery (5.1%)
Dover Corp.	480	23,746
Illinois Tool Works, Inc.	400	20,916
Parker Hannifin Corp.	150	11,977

		56,639

Metals & Mining (2.3%)
Freeport-McMoRan Copper & Gold, Inc.	225	25,594

Multiline Retail (2.0%)
Kohl’s Corp.*	445	21,738

Oil, Gas & Consumable Fuels (20.8%)
Anadarko Petroleum Corp.	620	41,267
Apache Corp.	420	56,566
Devon Energy Corp.	470	53,298
Occidental Petroleum Corp.	525	43,685
XTO Energy, Inc.	575	35,569

		230,385

Paper & Forest Products (4.4%)
Domtar Corp.*	1,840	10,985
International Paper Co.	670	17,534
MeadWestvaco Corp.	750	19,725

		48,244

Pharmaceuticals (6.9%)
Abbott Laboratories	460	24,265
Johnson & Johnson	400	26,836
Pfizer, Inc.	440	8,849
Schering-Plough Corp.	920	16,937

		76,887

Software (1.8%)
Microsoft Corp.	710	20,249

Textiles, Apparel & Luxury Goods (1.3%)
Hanesbrands, Inc.*	410	14,358

42 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Thrifts & Mortgage Finance (0.7%)
Washington Mutual, Inc.	630	$7,743

Total Common Stocks		1,014,264

Repurchase Agreements (8.5%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $71,288, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $72,710	$71,284	71,284
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $22,257, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $22,701	22,256	22,256

Total Repurchase Agreements		93,540

Total Investments (Cost $1,103,785) (a) — 100.2%		1,107,804

Liabilities in excess of other assets — (0.2)%		(1,668)

NET ASSETS — 100.0%		$1,106,136

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Semiannual Report 43

Nationwide Value Opportunities Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Value Opportunities Fund (Class A at NAV) registered -16.31% versus -12.92% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 832 funds as of April 30, 2008) was -13.17% for the same time period.

Can you describe the market environment during the reporting period?

At the beginning of the reporting period, the stock market continued the rally that began in mid-August 2007 when the Federal Reserve Board cut interest rates. The market’s ascent, however, was soon met with concerns about slowing global growth and domestic inflation numbers that were surprisingly higher than many observers had anticipated. Compounding those fears was the continued concern about the fallout from subprime mortgage losses. Against that backdrop, market volatility levels increased, hurting small-capitalization stocks; their underperformance, relative to large-cap stocks, began in July 2007 and continued into December. The market rebounded in late January and into February in response to additional interest-rate cuts and other maneuvers made by the Federal Reserve to inject liquidity into the financial markets. The rally was short-lived; investors began to question whether continued housing weakness and subprime loss exposure were leading to structural cracks in the entire financial industry. Those fears resulted in another steep market decline that persisted through early March 2008. Subsequently, additional activity by the Fed and talk of Congressional action to address home foreclosures sparked a rally that persisted at the end of the reporting period. Throughout the reporting period, value stocks outperformed growth stocks as commodity and late-cycle stocks performed well.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s performance was helped by standouts within the information technology sector. Fund holding Sohu.com Inc. benefited after delivering fourth-quarter results that were much stronger than expected, driven by the company’s online gaming segment in China. Sohu.com will continue to benefit as the exclusive online sponsor of the Olympics. Fund holding CyberSource Corp., an e-commerce company, surged after providing reassuring full-year guidance, stating that the general economy is not impacting its business and that transaction volumes remain robust. Within the materials sector, Fund holding Olympic Steel, Inc. continued to make new all-time highs amid robust pricing and demand for its stainless steel and tubular steel products. Industry fundamentals continued to receive favorable impact from robust global growth and a weak U.S. dollar.

What areas detracted from Fund performance?

Fund performance was hurt by several company-specific issues that were exacerbated by heightened uncertainty within the financial markets during the reporting period. Within the energy sector, Fund holding USEC Inc., a supplier of enriched uranium, cited cost pressures that stemmed from rising commodity prices. Another Fund holding, Alon USA Energy, Inc., declined after reporting a fire that forced the company to shut down a major refinery, greatly dampening production, known as “throughput”. Within the health-care sector, Fund holding Aspect Medical Systems, Inc. declined following a press release in early March 2008 that revealed that one of the company’s key anesthesia monitoring systems failed to accurately detect patient consciousness. Within the financials sector, Fund holding Thomas Weisel Partners Group, Inc. declined after the release of quarterly results that indicated a discouraging backlog of investment banking and private equity deals stemming from the prevailing credit crunch.

What is your outlook for the near term?

Throughout the reporting period, investors questioned the status of the U.S. economy as well as the underlying financial backbone. We witnessed the demise of several financial institutions as well as unprecedented moves by the Fed as it worked to stabilize the financial markets. As the reporting period ended, investors took comfort in the fact that the Fed’s actions would indeed provide sufficient economic stimulus, and it appears that a more typical investment environment — one that is less driven by fear and rumor — is attempting to prevail. We remain aware, however, that headwinds such as rising unemployment, high energy costs and a weak U.S. dollar still exist.

Subadviser:
NorthPointe Capital® LLC

Portfolio Managers:
Mary C. Champagne, CFA, Jeffrey Petherick, CFA and Peter Cahill, CFA.

44 Semiannual Report 2008

Fund Performance	Nationwide Value Opportunities Fund

Average Annual Total Return
(For periods ended April 30, 2008)

						Gross	Net
		Six				Expense	Expense
		month*	1 Yr.	5 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC2	-16.31%	-17.92%	10.54%	8.43%	1.64%	1.38%
	w/SC3	-21.11%	-22.64%	9.24%	7.66%

Class B	w/o SC2	-16.52%	-18.42%	9.82%	7.74%	2.36%	2.10%
	w/SC4	-19.97%	-21.80%	9.59%	7.74%

Class C5	w/o SC2	-16.59%	-18.45%	9.78%	7.72%	2.36%	2.10%
	w/SC6	-17.28%	-19.12%	9.78%	7.72%

Class R7,9		-16.39%	-18.09%	10.25%	7.99%	2.06%	1.80%

Institutional Class[8,9]		-16.15%	-17.61%	10.63%	8.22%	1.36%	1.10%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Value Opportunities Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 45

Shareholder	Nationwide Value Opportunities Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses	Expense Ratio
			Beginning	Ending	Paid During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 —	11/01/07 —
Nationwide Value Opportunities Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	836.90	6.71	1.47
	Hypothetical	(b)	1,000.00	1,017.55	7.37	1.47

Class B Shares	Actual		1,000.00	834.80	9.63	2.11
	Hypothetical	(b)	1,000.00	1,014.37	10.57	2.11

Class C Shares	Actual		1,000.00	834.10	9.62	2.11
	Hypothetical	(b)	1,000.00	1,014.37	10.57	2.11

Class R Shares	Actual		1,000.00	836.10	8.26	1.81
	Hypothetical	(b)	1,000.00	1,015.86	9.07	1.81

Institutional Class Shares	Actual		1,000.00	838.50	5.03	1.10
	Hypothetical	(b)	1,000.00	1,019.39	5.52	1.10

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

46 Semiannual Report 2008

Portfolio Summary	Nationwide Value Opportunities Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	100.4%
Repurchase Agreements	0.3%
Other Investments*	4.3%
Liabilities in excess of other assets**	-5.0%

100.0%

Top Industries

Real Estate Investment Trusts (REITs)	5.8%
Commercial Banks	5.3%
Insurance	5.1%
Software	4.6%
Oil, Gas & Consumable Fuels	4.1%
Chemicals	4.0%
Energy Equipment & Services	3.9%
Machinery	3.4%
Commercial Services & Supplies	3.2%
Health Care Providers & Services	3.2%
Other	57.4%

100.0%

Top Holdings***

Swift Energy Co.	1.8%
Potlatch Corp.	1.7%
BJ’s Wholesale Club, Inc.	1.6%
Corporate Office Properties Trust	1.6%
Sohu.com, Inc.	1.6%
ITC Holdings Corp.	1.5%
Gardner Denver, Inc.	1.5%
BioMed Realty Trust, Inc.	1.4%
Immersion Corp.	1.4%
Meadowbrook Insurance Group, Inc.	1.4%
Other	84.5%

100.0%

*	Includes collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 47

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Value Opportunities Fund

Common Stocks (100.4%)
	Shares or
	Principal Amount	Value

Aerospace & Defense (1.1%)
Teledyne Technologies, Inc.*	1,960	$115,111

Airline (0.8%)
Republic Airways Holdings, Inc.*	4,700	79,242

Biotechnology (3.0%)
Isis Pharmaceuticals, Inc.*	5,100	60,078
Myriad Genetics, Inc.*	3,200	132,928
OSI Pharmaceuticals, Inc.*	3,300	114,345

		307,351

Building Products (1.2%)
Armstrong World Industries, Inc.	3,600	128,124

Capital Markets (1.9%)
GFI Group, Inc.	4,400	51,700
Hercules Technology Growth Capital, Inc.	7,900	80,185
optionsXpress Holdings, Inc.	3,100	66,557

		198,442

Chemicals (4.0%)
Airgas, Inc.	1,300	62,569
C.F. Industries Holdings, Inc.	900	120,330
Hercules, Inc.	4,700	88,360
O.M. Group, Inc.*	2,500	136,900

		408,159

Commercial Banks (5.3%)
Independent Bank Corp.	3,500	102,305
Old National Bancorp	4,600	78,706
Southside Bancshares, Inc.	5,565	134,284
Sterling Bancorp	7,300	119,793
Suffolk Bancorp	3,400	110,092

		545,180

Commercial Services & Supplies (3.2%)
Deluxe Corp.	2,900	61,654
Huron Consulting Group, Inc.*	2,200	92,092
Knoll, Inc.	5,400	70,308
PeopleSupport, Inc.*	5,600	55,384
Spherion Corp.*	9,700	47,918

		327,356

Communications Equipment (2.8%)
Avocent Corp.*	5,700	111,207
Blue Coat Systems, Inc.*	3,400	71,774
Harmonic, Inc.*	13,200	109,164

		292,145

Computers & Peripherals (3.2%)
Emulex Corp.*	5,200	68,068
Immersion Corp.*	12,900	145,641
Intermec, Inc.*	5,200	109,824

		323,533

Distributor (1.0%)
DXP Enterprises, Inc.*	2,470	101,937

Diversified Consumer Services (0.9%)
Sotheby’s	3,500	96,950

Diversified Telecommunication Services (1.2%)
NTELOS Holdings Corp.	4,780	123,706

Electric Utility (1.5%)
ITC Holdings Corp.	2,700	150,606

Electrical Equipment (3.1%)
Ametek, Inc.	1,700	82,484
GrafTech International Ltd.*	7,000	137,550
Woodward Governor Co.	2,900	101,877

		321,911

Electronic Equipment & Instruments (0.6%)
FLIR Systems, Inc.*	1,700	58,361

Energy Equipment & Services (3.9%)
Bolt Technology Corp.*	4,100	74,456
Oil States International, Inc.*	2,200	110,132
Pioneer Drilling Co.*	6,800	111,044
T-3 Energy Services, Inc.*	1,900	100,320

		395,952

Food & Staples Retailing (2.2%)
BJ’s Wholesale Club, Inc.*	4,400	167,728
Casey’s General Stores, Inc.	2,400	53,112

		220,840

Food Products (0.8%) (a)
Imperial Sugar Co.	5,300	83,581

Health Care Equipment & Supplies (2.8%)
Aspect Medical Systems, Inc.*	7,800	52,104
Cynosure, Inc., Class A*	4,500	117,090
Merit Medical Systems, Inc.*	8,100	119,151

		288,345

Health Care Providers & Services (3.2%)
Air Methods Corp.*	3,100	124,310
Animal Health International, Inc.*	14,580	128,158

48 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Health Care Providers & Services (continued)

Healthspring, Inc.*	4,300	$72,412

		324,880

Hotels, Restaurants & Leisure (1.5%)
Bob Evans Farms, Inc.	3,300	92,631
Ruth’s Chris Steak House, Inc.*	8,600	63,210

		155,841

Household Durables (1.3%)
Tupperware Brands Corp.	3,300	130,020

Industrial Conglomerate (1.0%)
Carlisle Cos., Inc.	3,700	106,856

Insurance (5.1%)
Amerisafe, Inc.*	8,950	127,627
Amtrust Financial Services, Inc.	6,400	99,520
FPIC Insurance Group, Inc.*	1,100	51,183
Meadowbrook Insurance Group, Inc.	19,660	142,338
Navigators Group, Inc.*	2,000	98,000

		518,668

Internet & Catalog Retail (1.0%) (a)
NetFlix, Inc.*	3,200	102,336

Internet Software & Services (1.5%)
Sohu.com, Inc.*	2,300	158,999

IT Services (3.0%)
CyberSource Corp.*	6,800	123,420
Mantech International Corp., Class A*	1,600	76,432
Sapient Corp.*	14,600	103,952

		303,804

Leisure Equipment & Products (1.0%)
JAKKS Pacific, Inc.*	4,300	101,007

Life Sciences Tools & Services (1.9%)
PAREXEL International Corp.*	3,600	91,440
Pharmaceutical Product Development, Inc.	2,600	107,692

		199,132

Machinery (3.4%)
Axsys Technologies, Inc.*	2,200	120,010
Gardner Denver, Inc.*	3,200	148,640
Hardinge, Inc.	5,100	85,068

		353,718

Media (2.1%)
Gray Television, Inc.	8,900	41,830
Journal Communications, Inc., Class A	11,700	67,392
Marvel Entertainment, Inc.*	3,600	103,284

		212,506

Metals & Mining (0.7%)
Olympic Steel, Inc.	1,400	71,680

Natural Gas Utility (1.3%) (a)
WGL Holdings, Inc.	4,000	131,200

Oil, Gas & Consumable Fuels (4.1%)
Encore Acquisition Co.*	2,300	104,949
Gulfport Energy Corp.*	4,500	52,155
Rex Energy Corp.*	3,600	78,120
Swift Energy Co.*	3,600	187,704

		422,928

Paper & Forest Products (1.0%)
Mercer International, Inc.*	14,700	98,637

Pharmaceuticals (2.1%)
KV Pharmaceutical Co., Class A*	4,000	97,760
Medicis Pharmaceutical Corp., Class A	5,600	115,360

		213,120

Real Estate Investment Trusts (REITs) (5.8%)
BioMed Realty Trust, Inc.	5,700	148,200
Corporate Office Properties Trust	4,300	160,390
First Industrial Realty Trust, Inc. (a)	3,700	111,777
Potlatch Corp.	3,800	170,278

		590,645

Real Estate Management & Development (0.7%)
Meruelo Maddux Properties, Inc.*	28,900	72,828

Road & Rail (1.3%)
Old Dominion Freight Line, Inc.*	4,200	128,940

Semiconductors & Semiconductor Equipment (2.0%)
Amkor Technology, Inc.*	14,900	142,295
Microtune, Inc.*	17,500	61,775

		204,070

Software (4.6%)
Ansys, Inc.*	2,900	116,667
Concur Technologies, Inc.*	4,000	132,560
InterVoice, Inc.*	13,900	87,153

2008 Semiannual Report 49

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Value Opportunities Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Software (continued)

Manhattan Associates, Inc.*	2,400	$62,424
Parametric Technology Corp.*	4,000	69,720

		468,524

Specialty Retail (2.2%)
JOS. A. Bank Clothiers, Inc.* (a)	4,000	97,640
Sonic Automotive, Inc., Class A	3,200	64,928
Wet Seal, Inc. (The), Class A*	17,700	61,419

		223,987

Textiles, Apparel & Luxury Goods (2.4%)
Deckers Outdoor Corp.*	900	124,263
Perry Ellis International, Inc.*	5,500	125,620

		249,883

Thrifts & Mortgage Finance (0.5%)
Dime Community Bancshares	3,000	56,010

Trading Companies & Distributors (0.7%)
WESCO International, Inc.*	1,800	66,978

Water Utility (0.5%)
California Water Service Group	1,400	54,180

Total Common Stocks		10,288,209

Repurchase Agreements (0.3%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $27,105, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $27,646	$27,103	27,103
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $8,462, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $8,631	8,463	8,463

Total Repurchase Agreements		35,566

Securities Purchased With Collateral For Securities On Loan (4.3%)
	Shares or
	Principal Amount	Value

Repurchase Agreement (4.3%)
Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $440,532, collateralized by U.S. Government Agency Mortgages ranging 3.02% — 9.42%, maturing 06/04/12 — 04/25/38; total market value of $449,318	$440,508	$440,508

Total Securities Purchased With Collateral For Securities On Loan		440,508

Total Investments (Cost $11,056,643) (b) — 105.0%		10,764,283

Liabilities in excess of other assets — (5.0)%		(517,142)

NET ASSETS — 100.0%		$10,247,140

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of April 30, 2008.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

50 Semiannual Report 2008

Statements of Assets and Liabilities
April 30, 2008 (Unaudited)

	Nationwide	Nationwide	Nationwide	Nationwide
	International	Large Cap	Micro Cap	Mid Cap
	Value Fund	Value Fund	Equity Fund	Growth Fund

Assets:
Investments, at value (cost $4,883,861; $25,566,674; $35,760,193 and $3,421,335)*	$4,630,166	$25,832,857	$31,532,223	$3,611,428
Repurchase agreements, at cost and value	436,453	574,528	5,196,734	170,317

Total Investments	5,066,619	26,407,385	36,728,957	3,781,745

Cash	4,779	–	–	–
Foreign currency, at value (cost $20,642; $0; $0 and $0)	20,614	–	–	–
Unrealized appreciation on forward foreign currency contracts	53,339	–	–	–
Interest and dividends receivable	27,732	31,656	14,187	585
Receivable for capital shares issued	111,410	31,786	2,285	1,000
Receivable for investments sold	32,366	–	108,096	138,923
Reclaims receivable	1,548	–	–	–
Receivable from adviser	5,089	–	–	1,627
Prepaid expenses and other assets	63	18,233	25,967	12,635

Total Assets	5,323,559	26,489,060	36,879,492	3,936,515

Liabilities:
Cash overdraft	–	–	58	–
Unrealized depreciation on forward foreign currency contracts	34,548	–	–	–
Payable for investments purchased	–	–	359,730	197,304
Payable for capital shares redeemed	–	139,411	79,376	–
Payable upon return of securities loaned (Note 2)	–	378,375	4,502,178	–
Accrued expenses and other payables:
Investment advisory fees	–	14,970	24,575	–
Fund administration and transfer agent fees	393	7,140	2,440	2,432
Distribution fees	13	8,749	13,005	677
Administrative servicing fees	18	12,262	10,225	498
Trustee fees	29	146	320	14
Compliance program costs (Note 3)	11	827	2,258	136
Custodian fees	70	95	4,497	61
Other	5,035	1,338	795	274

Total Liabilities	40,117	563,313	4,999,457	201,396

Net Assets	$5,283,442	$25,925,747	$31,880,035	$3,735,119

Represented by:
Capital	$5,524,079	$26,890,491	$47,129,315	$3,754,524
Accumulated net investment income (loss)	49,242	(14,245)	(364,943)	(25,960)
Accumulated net realized losses from investment and foreign currency transactions	(54,429)	(1,216,682)	(10,656,367)	(183,538)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(235,450)	266,183	(4,227,970)	190,093

Net Assets	$5,283,442	$25,925,747	$31,880,035	$3,735,119

See accompanying notes to financial statements.

2008 Semiannual Report 51

Statements of Assets and Liabilities (Continued)

	Nationwide	Nationwide	Nationwide		Nationwide
	International	Large Cap	Micro Cap		Mid Cap
	Value Fund	Value Fund	Equity Fund		Growth Fund

Net Assets:
Class A Shares	$25,828	$20,271,246	$16,537,133		$1,380,401
Class B Shares	–	1,229,270	2,369,780		203,008
Class C Shares	9,489	4,278,552	9,516,185		294,552
Class R Shares	–	146,679	1,150		2,557
Institutional Service Class Shares	515,423	–	258,024		–
Institutional Class Shares	4,732,702	–	3,197,763		1,854,601

Total	$5,283,442	$25,925,747	$31,880,035		$3,735,119

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,717	1,816,507	1,495,120		100,456
Class B Shares	–	112,378	230,584		15,358
Class C Shares	1,000	393,247	924,347		22,282
Class R Shares	–	13,444	109		188
Institutional Service Class Shares	54,157	–	22,760		–
Institutional Class Shares	497,000	–	282,102		132,760

Total	554,874	2,335,576	2,955,022		271,044

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.51	$11.16	$11.06		$13.74
Class B Shares (a)	$—	$10.94	$10.28		$13.22
Class C Shares (b)	$9.49	$10.88	$10.30		$13.22
Class R Shares	$—	$10.91	$10.59	(c)	$13.59	(c)
Institutional Service Class Shares	$9.52	$—	$11.34		$—
Institutional Class Shares	$9.52	$—	$11.34		$13.97
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.09	$11.84	$11.73		$14.58

Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%		5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at April 30, 2008. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

*	Includes value of securities on loan of $0, $359,092, $4,367,596 and $0 (Note 2).

See accompanying notes to financial statements.

52 Semiannual Report 2008

Statements of Assets and Liabilities
April 30, 2008 (Unaudited)

	Nationwide U.S.
	Small Cap	Nationwide	Nationwide Value
	Value Fund	Value Fund	Opportunities Fund

Assets:
Investments, at value (cost $14,953,277; $1,010,245 and $10,580,569)*	$14,202,668	$1,014,264	$10,288,209
Repurchase agreements, at cost and value	111,126	93,540	476,074

Total Investments	14,313,794	1,107,804	10,764,283

Cash	6,438	–	–
Interest and dividends receivable	5,232	772	7,516
Receivable for capital shares issued	11,657	–	327
Receivable for investments sold	–	1,622	623,983
Prepaid expenses and other assets	199	–	9,089

Total Assets	14,337,320	1,110,198	11,405,198

Liabilities:
Payable for investments purchased	–	–	633,947
Payable for capital shares redeemed	–	–	60,876
Payable upon return of securities loaned (Note 2)	–	–	440,508
Accrued expenses and other payables:
Investment advisory fees	1,890	27	1,825
Fund administration and transfer agent fees	1,396	872	9,398
Distribution fees	10	30	2,952
Administrative servicing fees	11	19	7,975
Trustee fees	98	264	45
Compliance program costs (Note 3)	32	53	324
Custodian fees	189	13	55
Other	9,346	2,784	153

Total Liabilities	12,972	4,062	1,158,058

Net Assets	$14,324,348	$1,106,136	$10,247,140

Represented by:
Capital	$15,081,395	$1,103,700	$12,426,033
Accumulated net investment income (loss)	(7,502)	1,771	(33,125)
Accumulated net realized gains (losses) from investment transactions	1,064	(3,354)	(1,853,408)
Net unrealized appreciation/(depreciation) on investments	(750,609)	4,019	(292,360)

Net Assets	$14,324,348	$1,106,136	$10,247,140

Net Assets:
Class A Shares	$9,501	$117,947	$9,044,434
Class B Shares	–	–	924,311
Class C Shares	9,482	9,965	275,987
Class R Shares	–	9,971	1,209
Institutional Service Class Shares	60,849	–	–
Institutional Class Shares	14,244,516	968,253	1,199

Total	$14,324,348	$1,106,136	$10,247,140

See accompanying notes to financial statements.

2008 Semiannual Report 53

Statements of Assets and Liabilities (Continued)

	Nationwide U.S.
	Small Cap	Nationwide		Nationwide Value
	Value Fund	Value Fund		Opportunities Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,001	11,828		904,938
Class B Shares	–	–		97,702
Class C Shares	1,000	1,000		29,315
Class R Shares	–	1,000		125
Institutional Service Class Shares	6,412	–		–
Institutional Class Shares	1,500,323	97,000		117

Total	1,508,736	110,828		1,032,197

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.49	$9.97		$9.99
Class B Shares (a)	$—	$—		$9.46
Class C Shares (b)	$9.48	$9.96	(c)	$9.41
Class R Shares	$—	$9.97		$9.71	(c)
Institutional Service Class Shares	$9.49	$—		$—
Institutional Class Shares	$9.49	$9.98		$10.28	(c)
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.07	$10.58		$10.60

Maximum Sales Charge:
Class A Shares	5.75%	5.75%		5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at April 30, 2008. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

*	Includes value of securities on loan of $0; $0 and $425,895 (Note 2).

See accompanying notes to financial statements.

54 Semiannual Report 2008

Statements of Operations
For the six months ended April 30, 2008 (Unaudited)

	Nationwide	Nationwide	Nationwide	Nationwide
	International	Large Cap	Micro Cap	Mid Cap
	Value Fund (a)	Value Fund	Equity Fund	Growth Fund

INVESTMENT INCOME:
Interest income	$7,075	$2,323	$30,988	$4,030
Dividend income	65,352	397,907	66,705	9,611
Income from securities lending (Note 2)	–	669	26,491	–
Foreign tax withholding	(7,020)	–	–	–

Total Income	65,407	400,899	124,184	13,641

Expenses:
Investment advisory fees	13,735	110,634	288,336	22,497
Fund administration and transfer agent fees	2,941	22,882	53,466	4,430
Distribution fees Class A	15	28,730	23,780	1,916
Distribution fees Class B	–	6,673	16,393	1,075
Distribution fees Class C	32	25,206	63,018	1,967
Distribution fees Class R	–	357	3	6
Administrative servicing fees Class A	9	16,659	255	12
Administrative servicing fees Class R	–	–	1	–
Administrative servicing fees Institutional Service Class	9	–	–	–
Registration and filing fees	20,073	22,580	29,569	24,512
Printing fees	3,044	6,715	17,330	1,633
Trustee fees	111	856	1,438	187
Compliance program costs (Note 3)	11	73	126	7
Custodian fees	78	1,673	4,186	396
Other	2,486	3,170	5,458	782

Total expenses before reimbursed/waived expenses	42,544	246,208	503,359	59,420

Earnings credit (Note 5)	(6)	(124)	(571)	(8)
Expenses reimbursed	(26,373)	–	(11,876)	(19,739)
Expenses voluntarily waived by Administrator	—	(1,120)	(1,785)	(72)

Net Expenses	16,165	244,964	489,127	39,601

Net Investment Income (Loss)	49,242	155,935	(364,943)	(25,960)

REALIZED/UNREALIZED LOSSES FROM INVESTMENTS:
Realized losses on investment transactions	(13,242)	(1,141,211)	(9,804,358)	(176,578)
Realized losses on foreign currency transactions	(41,187)	–	–	–

Net realized losses on investments and foreign currency transactions	(54,429)	(1,141,211)	(9,804,358)	(176,578)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(235,450)	(2,798,512)	(6,539,493)	(1,296,751)

Net realized/unrealized losses from investments and foreign currency transactions	(289,879)	(3,939,723)	(16,343,851)	(1,473,329)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(240,637)	$(3,783,788)	$(16,708,794)	$(1,499,289)

(a)	For the period from December 21, 2007 (commencement of operations) through April 30, 2008.

See accompanying notes to financial statements.

2008 Semiannual Report 55

Statements of Operations
For the six months ended April 30, 2008 (Unaudited)

	Nationwide U.S.
	Small Cap	Nationwide	Nationwide Value
	Value Fund (a)	Value Fund (b)	Opportunities Fund

INVESTMENT INCOME:
Interest income	$7,755	$77	$1,352
Dividend income	68,324	3,267	69,041
Income from securities lending (Note 2)	–	–	3,429

Total Income	76,079	3,344	73,822

Expenses:
Investment advisory fees	46,521	1,147	39,133
Fund administration and transfer agent fees	6,117	1,188	7,868
Distribution fees Class A	8	28	11,489
Distribution fees Class B	–	–	8,145
Distribution fees Class C	33	17	1,791
Distribution fees Class R	–	8	3
Administrative servicing fees Class A	5	17	5,471
Administrative servicing fees Class R	–	3	1
Administrative servicing fees Institutional Service Class	6	–	–
Registration and filing fees	20,073	5,534	26,996
Printing fees	3,163	255	8,303
Trustee fees	331	264	319
Compliance program costs (Note 3)	32	53	15
Custodian fees	296	13	92
Legal fees	2,969	526	418
Other	1,033	423	846

Total expenses before reimbursed/waived expenses	80,587	9,476	110,890

Earnings credit (Note 5)	(79)	–	(46)
Expenses reimbursed	(27,095)	(7,903)	(22,665)
Expenses voluntarily waived by Administrator	—	–	(85)

Net Expenses	53,413	1,573	88,094

Net Investment Income (Loss)	22,666	1,771	(14,272)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	1,064	(3,354)	(1,828,788)
Net change in unrealized appreciation (depreciation) on investments	(750,609)	4,019	(379,121)

Net realized/unrealized gains (losses) from investments	(749,545)	665	(2,207,909)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(726,879)	$2,436	$(2,222,181)

(a)	For the period from December 21, 2007 (commencement of operations) through April 30, 2008.

(b)	For the period from February 27, 2008 (commencement of operations) through April 30, 2008.

See accompanying notes to financial statements.

56 Semiannual Report 2008

Statements of Changes in Net Assets

	Nationwide
	International
	Value Fund	Nationwide Large Cap Value Fund

	Period Ended	Six Months Ended	Year Ended
	April 30, 2008 (a)	April 30, 2008	October 31, 2007
	(Unaudited)	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$49,242	$155,935	$300,027
Net realized gains (losses) on investments and foreign currency transactions	(54,429)	(1,141,211)	3,931,401
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(235,450)	(2,798,512)	(1,393,236)

Change in net assets resulting from operations	(240,637)	(3,783,788)	2,838,192

Distributions to Shareholders From:
Net investment income:
Class A	–	(148,646)	(330,936)
Class B	–	(4,954)	(9,029)
Class C	–	(15,673)	(40,742)
Class R	–	(907)	(1,473)
Net realized gains:
Class A	–	(3,004,509)	(3,197,730)
Class B	–	(176,185)	(228,171)
Class C	–	(673,857)	(885,577)
Class R	–	(17,357)	(18,516)

Change in net assets from shareholder distributions	–	(4,042,088)	(4,712,174)

Change in net assets from capital transactions	5,524,079	(4,751,374)	9,068,720

Change in net assets	5,283,442	(12,577,250)	7,194,738

Net Assets:
Beginning of period	–	38,502,997	31,308,259

End of period	$5,283,442	$25,925,747	$38,502,997

Accumulated net investment income (loss) at end of period	$49,242	$(14,245)	$—

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$25,345	$1,926,277	$18,594,136
Dividends reinvested	–	2,680,738	3,213,963
Cost of shares redeemed (b)	–	(7,418,686)	(15,117,513)

Total Class A	25,345	(2,811,671)	6,690,586

Class B Shares
Proceeds from shares issued	–	62,433	450,762
Dividends reinvested	–	129,658	169,919
Cost of shares redeemed (b)	–	(255,786)	(456,602)

Total Class B	–	(63,695)	164,079

Class C Shares
Proceeds from shares issued	10,000	751,519	3,592,106
Dividends reinvested	–	186,090	256,897
Cost of shares redeemed (b)	–	(2,838,917)	(1,797,260)

Total Class C	10,000	(1,901,308)	2,051,743

See accompanying notes to financial statements.

2008 Semiannual Report 57

Statements of Changes in Net Assets (Continued)

	Nationwide
	International
	Value Fund		Nationwide Large Cap Value Fund

	Period Ended		Six Months Ended	Year Ended
	April 30, 2008 (a)		April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R Shares
Proceeds from shares issued	$–		$15,677	$176,483
Dividends reinvested	–		18,264	19,989
Cost of shares redeemed	–		(8,641)	(34,160)

Total Class R	–		25,300	162,312

Institutional Service Class Shares
Proceeds from shares issued	518,735		–	–
Cost of shares redeemed	(1)		–	–

Total Institutional Service Class	518,734		–	–

Institutional Class Shares
Proceeds from shares issued	4,970,000		–	–

Total Institutional Class	4,970,000		–	–

Change in net assets from capital transactions:	$5,524,079		$(4,751,374)	$9,068,720

SHARE TRANSACTIONS:
Class A Shares
Issued	2,717		166,216	1,334,839
Reinvested	–		230,231	234,955
Redeemed	–		(653,956)	(1,076,812)

Total Class A Shares	2,717		(257,509)	492,982

Class B Shares
Issued	–		5,536	32,143
Reinvested	–		11,342	12,639
Redeemed	–		(23,092)	(33,446)

Total Class B Shares	–		(6,214)	11,336

Class C Shares
Issued	1,000		64,099	261,196
Reinvested	–		16,359	19,206
Redeemed	–		(241,523)	(130,688)

Total Class C Shares	1,000		(161,065)	149,714

Class R Shares
Issued	–		1,409	12,134
Reinvested	–		1,604	1,490
Redeemed	–		(810)	(2,492)

Total Class R Shares	–		2,203	11,132

Institutional Service Class Shares
Issued	54,157		–	–

Redeemed	–	(c)	–	–

Total Institutional Service Class Shares	54,157		–	–

Institutional Class Shares
Issued	497,000		–	–

Total Institutional Class Shares	497,000		–	–

Total change in shares:	554,874		(422,585)	665,164

(a)	For the period from December 21, 2007 (commencement of operations) through April 30, 2008.

(b)	Includes redemption fees — see Note 4 to Financial Statements.

(c)	Amount less than 1 share.

See accompanying notes to financial statements.

58 Semiannual Report 2008

Statements of Changes in Net Assets

	Nationwide Micro Cap Equity Fund		Nationwide Mid Cap Growth Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment loss	$(364,943)	$(1,337,750)	$(25,960)	$(64,674)
Net realized gains (losses) on investment transactions	(9,804,358)	12,692,008	(176,578)	753,054
Net change in unrealized appreciation/(depreciation) on investments	(6,539,493)	(6,588,589)	(1,296,751)	606,228

Change in net assets resulting from operations	(16,708,794)	4,765,669	(1,499,289)	1,294,608

Distributions to Shareholders From:
Net realized gains:
Class A	(4,743,640)	(14,026,497)	(172,167)	(160,443)
Class B	(920,084)	(1,787,139)	(23,211)	(13,023)
Class C	(3,523,670)	(9,072,303)	(45,768)	(35,287)
Class R	(320)	(23,265)	(267)	(112)
Institutional Service Class	(70,916)	(79,197)	–	–
Institutional Class	(3,135,746)	(3,245,845)	(451,442)	(265,522)

Change in net assets from shareholder distributions	(12,394,376)	(28,234,246)	(692,855)	(474,387)

Change in net assets from capital transactions	(9,238,397)	(22,533,360)	(2,023,194)	(91,112)

Change in net assets	(38,341,567)	(46,001,937)	(4,215,338)	729,109

Net Assets:
Beginning of period	70,221,602	116,223,539	7,950,457	7,221,348

End of period	$31,880,035	$70,221,602	$3,735,119	$7,950,457

Accumulated net investment loss at end of period	$(364,943)	$–	$(25,960)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,775,515	$8,135,546	$143,764	$698,817
Dividends reinvested	2,208,705	5,357,309	118,166	108,265
Cost of shares redeemed (a)	(9,674,176)	(29,683,765)	(318,840)	(1,468,198)

Total Class A	(1,689,956)	(16,190,910)	(56,910)	(661,116)

Class B Shares
Proceeds from shares issued	437,257	964,798	7,657	42,733
Dividends reinvested	427,538	695,133	20,968	12,594
Cost of shares redeemed (a)	(1,282,774)	(2,408,742)	(15,153)	(40,004)

Total Class B	(417,979)	(748,811)	13,472	15,323

Class C Shares
Proceeds from shares issued	2,231,893	5,758,916	74,662	94,065
Dividends reinvested	1,264,777	2,915,454	12,097	7,315
Cost of shares redeemed (a)	(5,778,153)	(17,243,916)	(151,272)	(195,661)

Total Class C	(2,281,483)	(8,569,546)	(64,513)	(94,281)

Class R Shares
Proceeds from shares issued	–	112,535	368	1,126
Dividends reinvested	320	374	153	94
Cost of shares redeemed	–	(91,227)	–	(148)

Total Class R	320	21,682	521	1,072

See accompanying notes to financial statements.

2008 Semiannual Report 59

Statements of Changes in Net Assets (Continued)

	Nationwide Micro Cap Equity Fund		Nationwide Mid Cap Growth Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$15,853	$19,524	$–	$–
Dividends reinvested	70,916	79,197	–	–
Cost of shares redeemed	(26,693)	(9)	–	–

Total Institutional Service Class	60,076	98,712	–	–

Institutional Class Shares
Proceeds from shares issued	2,061,285	6,726,806	196,101	821,438
Dividends reinvested	3,135,746	3,245,845	451,442	265,522
Cost of shares redeemed (a)	(10,106,406)	(7,117,138)	(2,563,307)	(439,070)

Total Institutional Class	(4,909,375)	2,855,513	(1,915,764)	647,890

Change in net assets from capital transactions:	$(9,238,397)	$(22,533,360)	$(2,023,194)	$(91,112)

SHARE TRANSACTIONS:
Class A Shares
Issued	487,151	424,405	9,485	41,771
Reinvested	165,322	294,196	7,418	6,741
Redeemed	(690,649)	(1,569,800)	(21,767)	(86,778)

Total Class A Shares	(38,176)	(851,199)	(4,864)	(38,266)

Class B Shares
Issued	34,800	55,510	560	2,576
Reinvested	34,340	40,019	1,365	804
Redeemed	(106,323)	(134,446)	(1,049)	(2,354)

Total Class B Shares	(37,183)	(38,917)	876	1,026

Class C Shares
Issued	179,852	328,646	4,965	5,923
Reinvested	101,426	167,651	788	467
Redeemed	(444,578)	(961,803)	(11,153)	(11,733)

Total Class C Shares	(163,300)	(465,506)	(5,400)	(5,343)

Class R Shares
Issued	–	5,135	23	67
Reinvested	25	21	10	6
Redeemed	–	(5,135)	–	(9)

Total Class R Shares	25	21	33	64

Institutional Service Class Shares
Issued	1,395	1,018	–	–
Reinvested	5,184	4,279	–	–
Redeemed	(2,296)	– (b)	–	–

Total Institutional Service Class Shares	4,283	5,297	–	–

Institutional Class Shares
Issued	148,554	342,315	12,199	47,882
Reinvested	229,221	175,356	27,901	16,330
Redeemed	(914,643)	(334,697)	(185,615)	(25,292)

Total Institutional Class Shares	(536,868)	182,974	(145,515)	38,920

Total change in shares:	(771,219)	(1,167,330)	(154,870)	(3,599)

(a)	Includes redemption fees — see Note 4 to Financial Statements.

(b)	Amount less than 1 share.

See accompanying notes to financial statements.

60 Semiannual Report 2008

Statements of Changes in Net Assets

	Nationwide
	U.S. Small Cap	Nationwide
	Value Fund	Value Fund

	Period Ended	Period Ended
	April 30, 2008 (a)	April 30, 2008 (b)
	(Unaudited)	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$22,666	$1,771
Net realized gains (losses) on investments transactions	1,064	(3,354)
Net change in unrealized appreciation/(depreciation) on investments	(750,609)	4,019

Change in net assets resulting from operations	(726,879)	2,436

Distributions to Shareholders From:
Net investment income:
Class A	(12)	–
Class C	(1)	–
Institutional Service Class	(17)	–
Institutional Class	(30,138)	–

Change in net assets from shareholder distributions	(30,168)	–

Change in net assets from capital transactions	15,081,395	1,103,700

Change in net assets	14,324,348	1,106,136

Net Assets:
Beginning of period	–	–

End of period	$14,324,348	$1,106,136

Accumulated net investment income (loss) at end of period	$(7,502)	$1,771

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,000	$113,650
Dividends reinvested	12	–

Total Class A	10,012	113,650

Class C Shares
Proceeds from shares issued	10,000	10,001
Dividends reinvested	1	–

Total Class C	10,001	10,001

Class R Shares
Proceeds from shares issued	–	10,001

Total Class R	–	10,001

Institutional Service Class Shares
Proceeds from shares issued	61,228	–
Dividends reinvested	17	–

Total Institutional Service Class	61,245	–

Institutional Class Shares
Proceeds from shares issued	14,969,999	970,048
Dividends reinvested	30,138	–

Total Institutional Class	15,000,137	970,048

Change in net assets from capital transactions:	$15,081,395	$1,103,700

See accompanying notes to financial statements.

2008 Semiannual Report 61

Statements of Changes in Net Assets (Continued)

	Nationwide
	U.S. Small Cap	Nationwide
	Value Fund	Value Fund

	Period Ended	Period Ended
	April 30, 2008 (a)	April 30, 2008 (b)
	(Unaudited)	(Unaudited)
CAPITAL TRANSACTIONS: (continued)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,000	11,828
Reinvested	1	–

Total Class A Shares	1,001	11,828

Class C Shares
Issued	1,000	1,000

Total Class C Shares	1,000	1,000

Class R Shares
Issued	–	1,000

Total Class R Shares	–	1,000

Institutional Service Class Shares
Issued	6,410	–
Reinvested	2	–

Total Institutional Service Class Shares	6,412	–

Institutional Class Shares
Issued	1,497,000	97,000
Reinvested	3,323	–

Total Institutional Class Shares	1,500,323	97,000

Total change in shares:	1,508,736	110,828

(a)	For the period from December 21, 2007 (commencement of operations) through April 30, 2008.

(b)	For the period from February 27, 2008 (commencement of operations) through April 30, 2008.

See accompanying notes to financial statements.

62 Semiannual Report 2008

Statements of Changes in Net Assets

	Nationwide Value Opportunities Fund

	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007
	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment loss	$(14,272)	$(48,343)
Net realized gains (losses) on investment transactions	(1,828,788)	2,107,430
Net change in unrealized appreciation/(depreciation) on investments	(379,121)	(1,090,109)

Change in net assets resulting from operations	(2,222,181)	968,978

Distributions to Shareholders From:
Net investment income:
Class A	(17,705)	–
Class B	(990)	–
Class C	(153)	–
Class R	(2)	–
Institutional Class	(3)	–
Net realized gains:
Class A	(1,642,424)	(1,712,372)
Class B	(328,226)	(361,708)
Class C	(76,783)	(105,226)
Class R	(224)	(190)
Institutional Class	(211)	(180)

Change in net assets from shareholder distributions	(2,066,721)	(2,179,676)

Change in net assets from capital transactions	800,696	(1,101,970)

Change in net assets	(3,488,206)	(2,312,668)

Net Assets:
Beginning of period	13,735,346	16,048,014

End of period	$10,247,140	$13,735,346

Accumulated net investment loss at end of period	$(33,125)	$—

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,361,706	$1,739,682
Dividends reinvested	1,610,135	1,660,602
Cost of shares redeemed (a)	(1,487,099)	(4,255,618)

Total Class A	1,484,742	(855,334)

Class B Shares
Proceeds from shares issued	24,361	77,834
Dividends reinvested	317,571	351,171
Cost of shares redeemed (a)	(950,466)	(587,007)

Total Class B	(608,534)	(158,002)

Class C Shares
Proceeds from shares issued	61,900	199,772
Dividends reinvested	35,013	52,885
Cost of shares redeemed	(172,865)	(341,661)

Total Class C	(75,952)	(89,004)

See accompanying notes to financial statements.

2008 Semiannual Report 63

	Nationwide Value Opportunities Fund

	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R Shares
Proceeds from shares issued	$–	$75
Dividends reinvested	226	190
Cost of shares redeemed	–	(75)

Total Class R	226	190

Institutional Class Shares
Dividends reinvested	214	180

Total Institutional Class	214	180

Change in net assets from capital transactions:	$800,696	$(1,101,970)

SHARE TRANSACTIONS:
Class A Shares
Issued	128,905	120,089
Reinvested	145,932	117,026
Redeemed	(138,965)	(292,344)

Total Class A Shares	135,872	(55,229)

Class B Shares
Issued	2,396	5,501
Reinvested	30,373	25,727
Redeemed	(97,328)	(42,241)

Total Class B Shares	(64,559)	(11,013)

Class C Shares
Issued	6,071	13,952
Reinvested	3,365	3,886
Redeemed	(17,903)	(24,712)

Total Class C Shares	(8,467)	(6,874)

Class R Shares
Issued	–	5
Reinvested	21	14
Redeemed	–	(5)

Total Class R Shares	21	14

Institutional Class Shares
Reinvested	19	13
Total Institutional Class Shares	19	13

Total change in shares:	62,886	(73,089)

(a)	Includes redemption fees – see Note 4 to the Financial Statements.

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide International Value Fund

			Net Realized								Ratio of
			and							Ratio of Net	Expenses
	Net Asset		Unrealized	Total				Net Assets	Ratio of	Investment	(Prior to
	Value,		Gains	from	Net Asset			at End of	Expenses	Income	Reimbursements)
	Beginning	Net Investment	(Losses) on	Investment	Value, End	Total		Period	to Average Net	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	of Period	Return (a)(b)		(000’s)	Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Period Ended April 30, 2008 (Unaudited) (f)	$10.00	0.08	(0.57)	(0.49)	$9.51	(4.90%	)	$26	1.39%	3.53%	3.06%	7.73%

Class C Shares
Period Ended April 30, 2008 (Unaudited) (f)	$10.00	0.07	(0.58)	(0.51)	$9.49	(5.10%	)	$9	1.96%	2.01%	3.57%	7.73%

Institutional Service Class Shares
Period Ended April 30, 2008 (Unaudited) (f)	$10.00	0.01	(0.49)	(0.48)	$9.52	(4.80%	)	$515	1.13%	6.68%	2.78%	7.73%

Institutional Class Shares
Period Ended April 30, 2008 (Unaudited) (f)	$10.00	0.10	(0.58)	(0.48)	$9.52	(4.80%	)	$4,733	0.98%	2.98%	2.58%	7.73%

(a)	Excludes sales charge.

(b)	Not annualized for periods less than one year, if any.

(c)	Annualized for periods less than one year, if any.

(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from December 21, 2007 (commencement of operations) through April 30, 2008.

See accompanying notes to financial statements.

2008 Semiannual Report 65

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Large Cap Value Fund

																Ratio of Expenses
					Net Realized and								Net Assets	Ratio of	Ratio of Net	(Prior to
	Net Asset Value,				Unrealized Gains	Total from				Net Asset			at End of	Expenses to	Investment Income	Reimbursements)
	Beginning	Net Investment			(Losses) on	Investment	Net Investment	Net Realized	Total	Value, End	Total		Period	Average Net	to Average Net	to Average Net	Portfolio
	of Period	Income			Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$14.03	0.07			(1.34)	(1.27)	(0.08)	(1.52)	(1.60)	$11.16	(9.47%	)	$20,271	1.53%	1.19%	1.54%	59.43%
Year Ended October 31, 2007 (f)	$15.02	0.13			1.05	1.18	(0.16)	(2.01)	(2.17)	$14.03	8.38%		$29,106	1.42%	0.90%	1.42%	88.20%
Year Ended October 31, 2006	$13.14	0.17			2.46	2.63	(0.15)	(0.60)	(0.75)	$15.02	20.81%		$23,753	1.44%	1.14%	1.44%	95.14%
Year Ended October 31, 2005	$11.79	0.15			1.34	1.49	(0.14)	–	(0.14)	$13.14	12.63%		$28,232	1.44%	1.09%	1.47%	67.00%
Year Ended October 31, 2004	$10.44	0.10			1.35	1.45	(0.10)	–	(0.10)	$11.79	13.92%		$24,846	1.39%	0.91%	1.45%	58.61%
Year Ended October 31, 2003	$8.75	0.10			1.69	1.79	(0.10)	–	(0.10)	$10.44	20.57%		$24,800	1.39%	1.06%	1.47%	77.28%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$13.79	0.03			(1.32)	(1.29)	(0.04)	(1.52)	(1.56)	$10.94	(9.76%	)	$1,229	2.14%	0.57%	2.15%	59.43%
Year Ended October 31, 2007 (f)	$14.80	0.04			1.04	1.08	(0.08)	(2.01)	(2.09)	$13.79	7.68%		$1,636	2.06%	0.27%	2.07%	88.20%
Year Ended October 31, 2006	$12.96	0.07			2.43	2.50	(0.06)	(0.60)	(0.66)	$14.80	20.06%		$1,588	2.05%	0.52%	2.06%	95.14%
Year Ended October 31, 2005	$11.63	0.06			1.33	1.39	(0.06)	–	(0.06)	$12.96	11.97%		$1,342	2.06%	0.46%	2.08%	67.00%
Year Ended October 31, 2004	$10.30	0.03			1.33	1.36	(0.03)	–	(0.03)	$11.63	13.25%		$982	2.00%	0.29%	2.06%	58.61%
Year Ended October 31, 2003	$8.64	0.03			1.67	1.70	(0.04)	–	(0.04)	$10.30	19.80%		$751	2.00%	0.43%	2.08%	77.28%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$13.72	0.04			(1.32)	(1.28)	(0.04)	(1.52)	(1.56)	$10.88	(9.78%	)	$4,279	2.14%	0.60%	2.15%	59.43%
Year Ended October 31, 2007 (f)	$14.75	0.03			1.03	1.06	(0.08)	(2.01)	(2.09)	$13.72	7.63%		$7,606	2.07%	0.25%	2.07%	88.20%
Year Ended October 31, 2006	$12.91	0.07			2.43	2.50	(0.06)	(0.60)	(0.66)	$14.75	20.11%		$5,966	2.06%	0.52%	2.06%	95.14%
Year Ended October 31, 2005	$11.60	0.06			1.33	1.39	(0.08)	–	(0.08)	$12.91	11.98%		$4,888	2.06%	0.34%	2.07%	67.00%
Year Ended October 31, 2004	$10.28	0.03			1.33	1.36	(0.04)	–	(0.04)	$11.60	13.25%		$743	2.00%	0.21%	2.06%	58.61%
Year Ended October 31, 2003	$8.63	0.04			1.66	1.70	(0.05)	–	(0.05)	$10.28	19.77%		$248	2.00%	0.38%	2.08%	77.28%

Class R Shares
Six Months April 30, 2008 (Unaudited)	$13.76	0.06			(1.32)	(1.26)	(0.07)	(1.52)	(1.59)	$10.91	(9.55%	)	$147	1.64%	1.02%	1.65%	59.43%
Year Ended October 31, 2007 (f)	$14.81	0.07			1.03	1.10	(0.14)	(2.01)	(2.15)	$13.76	7.91%		$155	1.70%	0.51%	1.70%	88.20%
Year Ended October 31, 2006	$12.97	0.14			2.44	2.58	(0.14)	(0.60)	(0.74)	$14.81	20.69%		$2	1.57%	1.00%	1.59%	95.14%
Year Ended October 31, 2005	$11.64	0.15			1.33	1.48	(0.15)	–	(0.15)	$12.97	12.73%		$1	1.33%	1.18%	1.38%	67.00%
Year Ended October 31, 2004	$10.31	0.08			1.33	1.41	(0.08)	–	(0.08)	$11.64	13.71%		$1	1.54%	0.75%	1.86%	58.61%
Period Ended October 31, 2003 (g)	$9.92	–	(h	)	0.39	0.39	–	–	–	$10.31	3.93%		$1	1.60%	0.48%	2.06%	77.28%

(a) Excludes sales charge.
(b) Not annualized for periods less than one year, if any.
(c) Annualized for periods less than one year, if any.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) Net investment income (loss) is based on average shares outstanding during the period.
(g) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h) The amount is less than $0.005.

See accompanying notes to financial statements.

66 Semiannual Report 2008

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Micro Cap Equity Fund

			Net Realized
			and										Ratio of Net	Ratio of Expenses
	Net Asset	Net	Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment	Gains	from	Net			Net Asset			at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Realized	Total	Redemption	Value, End	Total		Period	to Average	to Average	to Average Net	Portfolio
	of Period	(Loss)	Investments	Activities	Gains	Distributions	fees	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$19.12	(0.09)	(4.15)	(4.24)	(3.82)	(3.82)	–	$11.06	(25.61%	)	$16,537	1.93%	(1.39%)	2.01%	35.64%
Year Ended October 31, 2007 (f)	$24.01	(0.24)	1.33	1.09	(5.98)	(5.98)	–	$19.12	5.84%		$29,318	1.77%	(1.21%)	1.77%	87.52%
Year Ended October 31, 2006	$21.47	(0.27)	4.22	3.95	(1.41)	(1.41)	–	$24.01	19.19%		$57,257	1.85%	(1.00%)	1.88%	95.53%
Year Ended October 31, 2005	$19.56	(0.34)	2.63	2.29	(0.40)	(0.40)	0.02	$21.47	11.69%		$68,375	1.86%	(1.31%)	1.87%	108.54%
Year Ended October 31, 2004	$15.91	(0.18)	3.81	3.63	– (g)	– (g)	0.02	$19.56	22.96%		$74,983	1.81%	(1.35%)	1.82%	107.36%
Year Ended October 31, 2003	$8.64	(0.02)	7.29	7.27	–	–	–	$15.91	84.14%		$17,023	1.82%	(1.32%)	2.26%	104.50%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$18.12	(0.13)	(3.89)	(4.02)	(3.82)	(3.82)	–	$10.28	(25.86%	)	$2,370	2.68%	(2.15%)	2.75%	35.64%
Year Ended October 31, 2007 (f)	$23.21	(0.36)	1.25	0.89	(5.98)	(5.98)	–	$18.12	5.00%		$4,853	2.51%	(1.96%)	2.52%	87.52%
Year Ended October 31, 2006	$20.93	(0.43)	4.12	3.69	(1.41)	(1.41)	–	$23.21	18.41%		$7,117	2.52%	(1.68%)	2.56%	95.53%
Year Ended October 31, 2005	$19.22	(0.46)	2.55	2.09	(0.40)	(0.40)	0.02	$20.93	10.84%		$7,647	2.61%	(2.04%)	2.62%	108.54%
Year Ended October 31, 2004	$15.74	(0.26)	3.72	3.46	– (g)	– (g)	0.02	$19.22	22.13%		$6,403	2.55%	(2.11%)	2.57%	107.36%
Year Ended October 31, 2003	$8.61	(0.06)	7.19	7.13	–	–	–	$15.74	82.81%		$1,611	2.54%	(2.08%)	2.99%	104.50%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$18.15	(0.13)	(3.90)	(4.03)	(3.82)	(3.82)	–	$10.30	(25.86%	)	$9,516	2.68%	(2.15%)	2.75%	35.64%
Year Ended October 31, 2007 (f)	$23.23	(0.36)	1.26	0.90	(5.98)	(5.98)	–	$18.15	5.06%		$19,739	2.51%	(1.96%)	2.52%	87.52%
Year Ended October 31, 2006	$20.95	(0.41)	4.10	3.69	(1.41)	(1.41)	–	$23.23	18.39%		$36,076	2.52%	(1.68%)	2.56%	95.53%
Year Ended October 31, 2005	$19.24	(0.47)	2.56	2.09	(0.40)	(0.40)	0.02	$20.95	10.83%		$37,980	2.61%	(2.05%)	2.62%	108.54%
Year Ended October 31, 2004	$15.76	(0.24)	3.70	3.46	– (g)	– (g)	0.02	$19.24	22.10%		$30,377	2.55%	(2.11%)	2.57%	107.36%
Year Ended October 31, 2003	$8.61	(0.05)	7.20	7.15	–	–	–	$15.76	83.04%		$5,609	2.54%	(2.04%)	2.90%	104.50%

Class R Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$18.52	(0.11)	(4.00)	(4.11)	(3.82)	(3.82)	–	$10.59	(25.76%	)	$1	2.32%	(1.78%)	2.39%	35.64%
Year Ended October 31, 2007 (f)	$23.53	(0.27)	1.24	0.97	(5.98)	(5.98)	–	$18.52	5.34%		$2	2.19%	(1.53%)	2.20%	87.52%
Year Ended October 31, 2006	$21.13	(0.32)	4.13	3.81	(1.41)	(1.41)	–	$23.53	18.87%		$1	2.01%	(1.23%)	2.05%	95.53%
Year Ended October 31, 2005	$19.27	(0.29)	2.53	2.24	(0.40)	(0.40)	0.02	$21.13	11.61%		$1	1.94%	(1.39%)	1.94%	108.54%
Period Ended October 31, 2004 (h)	$17.38	(0.27)	2.14	1.87	– (g)	– (g)	0.02	$19.27	10.89%		$1	2.17%	(1.78%)	2.17%	107.36%
(a) Excludes sales charge.
(b) Not annualized for periods less than one year, if any.
(c) Annualized for periods less than one year, if any.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) Net investment income (loss) is based on average shares outstanding during the period.
(g) The amount is less than $0.005.
(h) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
See accompanying notes to financial statements.

67 Semiannual Report 2008

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Micro Cap Equity Fund (Continued)

			Net Realized
			and										Ratio of Net	Ratio of Expenses
	Net Asset	Net	Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment	Gains	from	Net			Net Asset			at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Realized	Total	Redemption	Value, End	Total		Period	to Average	to Average	to Average Net	Portfolio
	of Period	(Loss)	Investments	Activities	Gains	Distributions	fees	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Assets (c)(d)	Turnover (e)

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$19.47	(0.08)	(4.23)	(4.31)	(3.82)	(3.82)	–	$11.34	(25.49%	)	$258	1.69%	(1.15%)	1.76%	35.64%
Year Ended October 31, 2007 (f)	$24.29	(0.19)	1.35	1.16	(5.98)	(5.98)	–	$19.47	6.06%		$360	1.50%	(0.96%)	1.51%	87.52%
Year Ended October 31, 2006	$21.64	(0.15)	4.21	4.06	(1.41)	(1.41)	–	$24.29	19.62%		$320	1.52%	(0.68%)	1.55%	95.53%
Year Ended October 31, 2005	$19.67	(0.19)	2.54	2.35	(0.40)	(0.40)	0.02	$21.64	11.93%		$225	1.62%	(1.05%)	1.64%	108.54%
Year Ended October 31, 2004	$15.96	(0.28)	3.97	3.69	– (g)	– (g)	0.02	$19.67	23.26%		$51	1.51%	(1.10%)	1.52%	107.36%
Year Ended October 31, 2003	$8.64	(0.13)	7.45	7.32	–	–	–	$15.96	84.72%		$80	1.55%	(1.15%)	2.40%	104.50%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$19.48	(0.08)	(4.24)	(4.32)	(3.82)	(3.82)	–	$11.34	(25.53%	)	$3,198	1.68%	(1.13%)	1.71%	35.64%
Year Ended October 31, 2007 (f)	$24.29	(0.19)	1.36	1.17	(5.98)	(5.98)	–	$19.48	6.12%		$15,950	1.50%	(0.96%)	1.51%	87.52%
Year Ended October 31, 2006	$21.65	(0.13)	4.18	4.05	(1.41)	(1.41)	–	$24.29	19.56%		$15,451	1.51%	(0.69%)	1.55%	95.53%
Year Ended October 31, 2005	$19.67	(0.22)	2.58	2.36	(0.40)	(0.40)	0.02	$21.65	11.98%		$8,113	1.63%	(1.05%)	1.65%	108.54%
Year Ended October 31, 2004	$15.96	(0.16)	3.85	3.69	– (g)	– (g)	0.02	$19.67	23.26%		$3,493	1.52%	(1.14%)	1.54%	107.36%
Year Ended October 31, 2003	$8.64	(0.13)	7.45	7.32	–	–	–	$15.96	84.72%		$2,873	1.55%	(1.15%)	2.40%	104.50%

(a) Excludes sales charge.
(b) Not annualized for periods less than one year, if any.
(c) Annualized for periods less than one year, if any.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) Net investment income (loss) is based on average shares outstanding during the period.
(g) The amount is less than $0.005.
(h) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

2008 Semiannual Report 68

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Mid Cap Growth Fund

														Ratio of
													Ratio of Net	Expenses
			Net Realized and	Total							Net Assets	Ratio of	Investment	(Prior to
	Net Asset Value,		Unrealized Gains	from	Net			Net Asset			at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Net Investment	(Losses) on	Investment	Realized	Total	Redemption	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	Income (Loss)	Investments	Activities	Gains	Distributions	fees	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$18.55	(0.07)	(3.09)	(3.16)	(1.65)	(1.65)	–	$13.74	(18.25%	)	$1,380	1.40%	(0.96%)	2.12%	43.17%
Year Ended October 31, 2007 (f)	$16.75	(0.15)	3.03	2.88	(1.09)	(1.09)	0.01	$18.55	18.25%		$1,954	1.41%	(0.91%)	1.95%	78.16%
Year Ended October 31, 2006	$15.55	(0.09)	2.12	2.03	(0.84)	(0.84)	0.01	$16.75	13.51%		$2,405	1.43%	(0.60%)	1.89%	68.88%
Year Ended October 31, 2005	$14.21	(0.13)	2.16	2.03	(0.69)	(0.69)	–	$15.55	14.42%		$1,678	1.42%	(0.87%)	2.38%	68.86%
Year Ended October 31, 2004	$13.84	(0.13)	0.87	0.74	(0.37)	(0.37)	–	$14.21	5.44%		$1,463	1.40%	(0.98%)	2.51%	94.56%
Period Ended October 31, 2003 (f)(g)	$9.88	(0.08)	4.04	3.96	–	–	–	$13.84	40.08%		$522	1.40%	(1.02%)	7.09%	74.46%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$17.97	(0.12)	(2.98)	(3.10)	(1.65)	(1.65)	–	$13.22	(18.52%	)	$203	2.15%	(1.71%)	2.89%	43.17%
Year Ended October 31, 2007 (f)	$16.38	(0.27)	2.94	2.67	(1.09)	(1.09)	0.01	$17.97	17.33%		$260	2.15%	(1.66%)	2.71%	78.16%
Year Ended October 31, 2006	$15.33	(0.19)	2.07	1.88	(0.84)	(0.84)	0.01	$16.38	12.68%		$220	2.15%	(1.31%)	2.62%	68.88%
Year Ended October 31, 2005	$14.11	(0.24)	2.15	1.91	(0.69)	(0.69)	–	$15.33	13.65%		$173	2.15%	(1.61%)	3.11%	68.86%
Year Ended October 31, 2004	$13.84	(0.20)	0.84	0.64	(0.37)	(0.37)	–	$14.11	4.70%		$153	2.15%	(1.74%)	3.27%	94.56%
Period Ended October 31, 2003 (f)(h)	$13.17	(0.05)	0.72	0.67	–	–	–	$13.84	5.09%		$18	2.15%	(1.82%)	7.76%	74.46%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$17.98	(0.12)	(2.99)	(3.11)	(1.65)	(1.65)	–	$13.22	(18.56%	)	$295	2.15%	(1.71%)	2.85%	43.17%
Year Ended October 31, 2007 (f)	$16.38	(0.27)	2.95	2.68	(1.09)	(1.09)	0.01	$17.98	17.40%		$498	2.15%	(1.66%)	2.70%	78.16%
Year Ended October 31, 2006	$15.33	(0.18)	2.06	1.88	(0.84)	(0.84)	0.01	$16.38	12.68%		$541	2.15%	(1.34%)	2.60%	68.88%
Year Ended October 31, 2005	$14.11	(0.27)	2.18	1.91	(0.69)	(0.69)	–	$15.33	13.65%		$230	2.15%	(1.60%)	3.18%	68.86%
Year Ended October 31, 2004	$13.84	(0.23)	0.87	0.64	(0.37)	(0.37)	–	$14.11	4.70%		$224	2.15%	(1.72%)	3.17%	94.56%
Period Ended October 31, 2003 (h)	$13.17	(0.05)	0.72	0.67	–	–	–	$13.84	5.09%		$1	2.15%	(1.87%)	7.55%	74.46%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from March 5, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from August 21, 2003 (commencement of operations) through October 31, 2003.
(i)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

See accompanying notes to financial statements.

69 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Mid Cap Growth Fund (Continued)

														Ratio of
													Ratio of Net	Expenses
			Net Realized and	Total							Net Assets	Ratio of	Investment	(Prior to
	Net Asset Value,		Unrealized Gains	from	Net			Net Asset			at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Net Investment	(Losses) on	Investment	Realized	Total	Redemption	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	Income (Loss)	Investments	Activities	Gains	Distributions	fees	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class R Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$18.39	(0.09)	(3.06)	(3.15)	(1.65)	(1.65)	–	$13.59	(18.35%	)	$3	1.65%	(1.20%)	2.43%	43.17%
Year Ended October 31, 2007 (f)	$16.67	(0.21)	3.01	2.80	(1.09)	(1.09)	0.01	$18.39	17.84%		$3	1.75%	(1.26%)	2.32%	78.16%
Year Ended October 31, 2006	$15.51	(0.12)	2.11	1.99	(0.84)	(0.84)	0.01	$16.67	13.27%		$2	1.64%	(0.79%)	2.18%	68.88%
Year Ended October 31, 2005	$14.18	(0.15)	2.17	2.02	(0.69)	(0.69)	–	$15.51	14.38%		$1	1.49%	(0.97%)	2.53%	68.86%
Year Ended October 31, 2004	$13.86	(0.17)	0.86	0.69	(0.37)	(0.37)	–	$14.18	5.06%		$1	1.66%	(1.27%)	2.63%	94.56%
Period Ended October 31, 2003 (i)	$13.08	(0.01)	0.79	0.78	–	–	–	$13.86	5.96%		$1	1.75%	(1.54%)	7.41%	74.46%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$18.82	(0.05)	(3.15)	(3.20)	(1.65)	(1.65)	–	$13.97	(18.19%	)	$1,855	1.15%	(0.70%)	1.79%	43.17%
Year Ended October 31, 2007 (f)	$16.93	(0.11)	3.08	2.97	(1.09)	(1.09)	0.01	$18.82	18.60%		$5,236	1.15%	(0.66%)	1.71%	78.16%
Year Ended October 31, 2006	$15.67	(0.05)	2.14	2.09	(0.84)	(0.84)	0.01	$16.93	13.80%		$4,053	1.15%	(0.34%)	1.61%	68.88%
Year Ended October 31, 2005	$14.27	(0.07)	2.16	2.09	(0.69)	(0.69)	–	$15.67	14.79%		$2,531	1.15%	(0.61%)	1.98%	68.86%
Year Ended October 31, 2004	$13.86	(0.10)	0.88	0.78	(0.37)	(0.37)	–	$14.27	5.73%		$1,553	1.15%	(0.72%)	2.26%	94.56%
Year Ended October 31, 2003	$10.26	(0.09)	3.69	3.60	–	–	–	$13.86	35.09%		$1,384	1.15%	(0.76%)	5.96%	74.46%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from March 5, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from August 21, 2003 (commencement of operations) through October 31, 2003.
(i)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

See accompanying notes to financial statements.

2008 Semiannual Report 70

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide U.S. Small Cap Value Fund

														Ratio of Expenses
				Net Realized and									Ratio of Net	(Prior to
				Unrealized Gains	Total from							Ratio of Expenses	Investment Income	Reimbursements)
	Net Asset Value,	Net Investment		(Losses) on	Investment	Net Investment	Total	Net Asset Value,	Total		Net Assets at	to Average Net	(Loss) to Average	to Average Net	Portfolio
	Beginning of Period	Income (Loss)		Investments	Activities	Income	Distributions	End of Period	Return (a)(b)		End of Period (000’s)	Assets (c)	Net Assets (c)	Assets (c)(d)	Turnover (e)
Class A Shares
Period Ended April 30, 2008 (Unaudited) (f)	$10.00	–	(g)	(0.50)	(0.50)	(0.01)	(0.01)	$9.49	(4.97%	)	$10	1.50%	0.03%	2.03%	0.06%

Class C Shares
Period Ended April 30, 2008 (Unaudited) (f)	$10.00	(0.02)		(0.50)	(0.52)	– (g)	– (g)	$9.48	(5.19%	)	$9	2.06%	(0.52%)	2.61%	0.06%

Institutional Service Class Shares
Period Ended April 30, 2008 (Unaudited) (f)	$10.00	0.02		(0.51)	(0.49)	(0.02)	(0.02)	$9.49	(4.92%	)	$61	1.23%	0.25%	1.79%	0.06%

Institutional Class Shares
Period Ended April 30, 2008 (Unaudited) (f)	$10.00	0.01		(0.50)	(0.49)	(0.02)	(0.02)	$9.49	(4.89%	)	$14,245	1.07%	0.46%	1.61%	0.06%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 21, 2007 (commencement of operations) through April 30, 2008.
(g)	The amount is less than $0.005.

See accompanying notes to financial statements.

2008 Semiannual Report 71

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Value Fund

												Ratio of Expenses
				Net Realized and	Total						Ratio of Net	(Prior to
				Unrealized Gains	from	Net Asset			Net Assets	Ratio of Expenses	Investment Income	Reimbursements) to
	Net Asset Value,	Net Investment		(Losses) on	Investment	Value, End	Total		at End	to Average Net	to Average	Average Net	Portfolio
	Beginning of Period	Income		Investments	Activities	of Period	Return (a)(b)		of Period (000’s)	Assets (c)	Net Assets (c)	Assets (c)(d)	Turnover (e)
Class A Shares
Period Ended April 30, 2008 (Unaudited) (f)	$10.00	–	(g)	(0.03)	(0.03)	$9.97	(0.30%	)	$118	1.25%	0.44%	4.24%	0.99%

Class C Shares
Period Ended April 30, 2008 (Unaudited) (f)	$10.00	–	(g)	(0.04)	(0.04)	$9.96	(0.40%	)	$10	1.85%	0.06%	6.43%	0.99%

Class R Shares
Period Ended April 30, 2008 (Unaudited) (f)	$10.00	0.01		(0.04)	(0.03)	$9.97	(0.30%	)	$10	1.50%	0.40%	6.08%	0.99%

Institutional Class Shares
Period Ended April 30, 2008 (Unaudited) (f)	$10.00	0.02		(0.04)	(0.02)	$9.98	(0.20%	)	$968	0.85%	1.06%	5.41%	0.99%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from February 27, 2008 (commencement of operations) through April 30, 2008.
(g)	The amount is less than $0.005.

See accompanying notes to financial statements.

72 Semiannual Report 2008

Financial Highlights
(Selected Data For Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Value Opportunities Fund

														Ratio of
													Ratio of Net	Expenses
			Net Realized and	Total							Net Assets		Investment	(Prior to
	Net Asset Value,		Unrealized Gains	from		Net		Net Asset			at End of	Ratio of Expenses	Income (Loss)	Reimbursements)
	Beginning	Net Investment	(Losses) on	Investment	Net Investment	Realized	Total	Value, End	Total		Period	to Average	to Average	to Average Net	Portfolio
	of Period	Income (Loss)	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$14.30	(0.01)	(2.12)	(2.13)	(0.02)	(2.16)	(2.18)	$9.99	(16.31%	)	$9,044	1.47%	(0.19%)	1.88%	65.96%
Year Ended October 31, 2007	$15.50	(0.03)	0.94	0.91	–	(2.11)	(2.11)	$14.30	6.01%		$10,998	1.38%	(0.16%)	1.64%	175.48%
Year Ended October 31, 2006	$15.17	0.01	2.43	2.44	–	(2.11)	(2.11)	$15.50	17.79%		$12,777	1.36%	0.09%	1.66%	151.61%
Year Ended October 31, 2005	$16.01	– (h)	2.07	2.07	(0.02)	(2.89)	(2.91)	$15.17	13.59%		$11,263	1.49%	0.02%	1.85%	187.36%
Year Ended October 31, 2004	$14.47	– (h)	1.55	1.55	(0.01)	–	(0.01)	$16.01	10.72%		$12,244	1.36%	(0.01%)	1.39%	146.98%
Year Ended October 31, 2003	$11.05	0.03	3.42	3.45	(0.03)	–	(0.03)	$14.47	31.32%		$12,156	1.30%	0.20%	1.41%	90.02%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$13.68	(0.04)	(2.01)	(2.05)	(0.01)	(2.16)	(2.17)	$9.46	(16.52%	)	$924	2.11%	(0.51%)	2.50%	65.96%
Year Ended October 31, 2007	$15.01	(0.14)	0.92	0.78	–	(2.11)	(2.11)	$13.68	5.26%		$2,219	2.10%	(0.89%)	2.36%	175.48%
Year Ended October 31, 2006	$14.84	(0.09)	2.37	2.28	–	(2.11)	(2.11)	$15.01	17.02%		$2,600	2.04%	(0.59%)	2.34%	151.61%
Year Ended October 31, 2005	$15.78	(0.10)	2.05	1.95	–	(2.89)	(2.89)	$14.84	12.90%		$2,592	2.14%	(0.64%)	2.50%	187.36%
Year Ended October 31, 2004	$14.34	(0.11)	1.55	1.44	–	–	–	$15.78	10.04%		$2,631	2.01%	(0.66%)	2.04%	146.98%
Year Ended October 31, 2003	$11.00	(0.06)	3.40	3.34	–	–	–	$14.34	30.39%		$2,641	2.00%	(0.49%)	2.12%	90.02%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$13.63	(0.05)	(2.01)	(2.06)	– (h)	(2.16)	(2.16)	$9.41	(16.59%	)	$276	2.11%	(0.73%)	2.50%	65.96%
Year Ended October 31, 2007	$14.96	(0.16)	0.94	0.78	–	(2.11)	(2.11)	$13.63	5.27%		$515	2.10%	(0.86%)	2.36%	175.48%
Year Ended October 31, 2006	$14.80	(0.09)	2.36	2.27	–	(2.11)	(2.11)	$14.96	16.99%		$668	2.04%	(0.59%)	2.34%	151.61%
Year Ended October 31, 2005	$15.75	(0.10)	2.04	1.94	–	(2.89)	(2.89)	$14.80	12.86%		$669	2.14%	(0.62%)	2.51%	187.36%
Year Ended October 31, 2004	$14.31	(0.09)	1.53	1.44	–	–	–	$15.75	10.06%		$652	2.01%	(0.67%)	2.05%	146.98%
Year Ended October 31, 2003	$10.98	(0.04)	3.37	3.33	–	–	–	$14.31	30.35%		$342	2.00%	(0.56%)	2.09%	90.02%

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$13.97	(0.03)	(2.06)	(2.09)	(0.01)	(2.16)	(2.17)	$9.71	(16.39%	)	$1	1.81%	(0.54%)	2.20%	65.96%
Year Ended October 31, 2007	$15.25	(0.09)	0.92	0.83	–	(2.11)	(2.11)	$13.97	5.54%		$1	1.83%	(0.62%)	2.18%	175.48%
Year Ended October 31, 2006	$14.98	(0.01)	2.39	2.38	–	(2.11)	(2.11)	$15.25	17.59%		$1	1.50%	(0.07%)	1.84%	151.61%
Year Ended October 31, 2005	$15.83	0.01	2.06	2.07	(0.03)	(2.89)	(2.92)	$14.98	13.71%		$1	1.61%	0.06%	1.99%	187.36%
Period Ended October 31, 2004 (f)	$15.45	(0.05)	0.43	0.38	–	–	–	$15.83	2.46%		$1	1.60%	(0.35%)	1.64%	146.98%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$14.63	0.01	(2.17)	(2.16)	(0.03)	(2.16)	(2.19)	$10.28	(16.15%	)	$1	1.10%	0.17%	1.49%	65.96%
Year Ended October 31, 2007	$15.77	0.02	0.95	0.97	–	(2.11)	(2.11)	$14.63	6.32%		$1	1.06%	0.14%	1.40%	175.48%
Year Ended October 31, 2006	$15.35	0.05	2.48	2.53	–	(2.11)	(2.11)	$15.77	18.21%		$1	1.07%	0.36%	1.36%	151.61%
Year Ended October 31, 2005	$16.14	0.06	2.09	2.15	(0.05)	(2.89)	(2.94)	$15.35	13.96%		$1	1.08%	0.39%	1.30%	187.36%
Period Ended October 31, 2004 (g)	$16.18	–	(0.04)	(0.04)	–	–	–	$16.14	(0.19%	)	$1	1.09%	0.09%	1.17%	146.98%

(a) Excludes sales charge.
(b) Not annualized for periods less than one year, if any.
(c) Annualized for periods less than one year, if any.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f) For the period from December 30, 2003 ( commencement of operations) through October 31, 2004.
(g) For the period from June 29, 2004 ( commencement of operations) through October 31, 2004.
(h) The amount is less than $0.005.
See accompanying notes to financial statements.

2008 Semiannual Report 73

Nationwide Bond Fund

Please note that on March 1, 2008, the Nationwide Bond Fund’s benchmark changed from the Lehman Brothers Government/Credit Bond Index to the Lehman U.S. Aggregate Index.

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Bond Fund (Class A at NAV) returned 2.28% versus 4.08% for its benchmark, the Lehman U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Corporate Debt Funds A Rated (consisting of 172 funds as of April 30, 2008) was 1.28% for the same time period.

Can you describe the market environment during the reporting period?

During the majority of the reporting period, the financial markets were marked by extreme volatility. Declining housing values and subprime bonds continued to take a toll on the financials sector. Spreads widened on mortgage-backed bonds and the bonds issued by financial firms as investors tried to determine which entities owned poorly-performing subprime bonds and collateralized debt obligations (CDOs). Corporate bonds rapidly declined in value during much of the reporting period.

The Federal Reserve Board, in addition to cutting the federal funds rate five times to end the reporting period at 2.00%, used extraordinary means to help stabilize the financial markets. For example, the Fed expanded its lending facility and for the first time ever allowed investment banks to use the discount window (the location at the Fed where financial institutions go to borrow money at the discount rate). A key symbol of the Fed’s resolve amid the challenging times was the Fed’s aid in the bailout of Bear Stearns, an investment bank near bankruptcy. Bear Stearns was purchased by JP Morgan Chase with the Fed’s assistance; the Fed guaranteed $30 billion in mortgage debt owned by Bear Stearns.

The Treasury yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) steepened during the reporting period, with the 10-year Treasury yield falling by 62 basis points and the two-year Treasury yield falling by 150 basis points. Toward the beginning of the reporting period, we continued to incrementally increase the Fund’s holdings in the intermediate part of the yield curve in anticipation of the Fed’s continuing interest-rate-easing cycle. As the Treasury yield curve continues to steepen, we anticipate that intermediate-term bonds will outperform.

What areas of investment provided the most positive relative returns for the Fund?

The Fund was overweight in the intermediate part of the yield curve relative to the benchmark index, which helped Fund performance. The yield on five-year Treasury bonds fell 100 basis points during the reporting period. The duration of the Fund, which was modestly longer than that of its peers, also aided the Fund’s relative performance.

What areas detracted from Fund performance?

The Fund’s overweight to lower-quality bonds relative to the benchmark index detracted from Fund performance. Bonds such as Chemtura Corp. and General Motors Acceptance Corp. (GMAC) decreased in value. The Fund’s underweight to Treasuries relative to the benchmark index also detracted from Fund performance. Credit spreads widened during the majority of the reporting period.

What is your outlook for the near term?

The weakening housing market appears to be affecting consumer confidence and the economy. Preliminary gross domestic product (GDP) numbers for the first quarter of 2008 do not show the U.S. economy in recession yet, but a recession appears increasingly likely. At a minimum, we believe a mild recession will occur. The combination of rising commodity prices and the weak U.S. dollar increase the potential for rising inflation. During the coming months we are likely to begin moving out of intermediate-term bonds when we believe that the Fed has stopped its easing policy. We will attempt to move the Fund to a neutral position on the yield curve to be ready for the Fed’s next cycle of federal funds rate increases. Such a shift helps to prepare the Fund to move into what is termed a “barbell strategy”, in which we will overweight both the short and long ends of the yield curve. A barbell strategy is designed to take advantage of a Treasury yield curve flattening, which typically happens when the Fed is in a tightening cycle. The Fund will remain adequately diversified to help mitigate exposure to credit-specific risk. We will maintain the Fund’s duration close to that of the benchmark index.

Subadviser:
Nationwide Asset Management, LLC

Portfolio Managers:
Mabel C. Brown, CFA, and Gary S. Davis, CFA

74 Semiannual Report 2008

Fund Performance	Nationwide Bond Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six				Expense
		month*	1 Yr.	5 Yr.	10 Yr.	Ratio**

Class A1	w/o SC2	2.28%	4.14%	4.19%	5.21%	1.07%
	w/SC3	-2.04%	-0.24%	3.29%	4.76%

Class B4	w/o SC2	1.99%	3.62%	3.51%	4.56%	1.72%
	w/SC5	-3.01%	-1.37%	3.17%	4.56%

Class C6	w/o SC2	1.99%	3.62%	3.50%	4.77%	1.72%
	w/SC7	0.99%	2.62%	3.50%	4.77%

Class D8	w/o SC2	2.46%	4.50%	4.48%	5.48%	0.77%
	w/SC9	-2.16%	-0.19%	3.52%	4.99%

Class R1,10		2.24%	3.89%	3.98%	5.23%	1.42%

Class X1	w/o SC2	2.06%	3.66%	3.66%	4.64%	1.57%
	w/SC5	-2.94%	-1.32%	3.32%	4.64%

Class Y1	w/o SC2	2.06%	3.66%	3.65%	4.84%	1.57%
	w/SC7	1.06%	2.66%	3.65%	4.84%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Please see the Fund’s most recent prospectus for details.

[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98), Class Y shares (3/1/01), and Class R shares (10/1/03) . Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class R, Class X and Class Y shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.25% front-end sales charge was deducted.

[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C or Class Y shares within the first year after purchase.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

[10]	Not subject to any sales charges.

2008 Semiannual Report 75

Fund Performance
Continued

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Bond Fund, the Lehman Brothers Government/Credit Bond Index (LBG/CBI)(old)(a), the Consumer Price Index (CPI)(b), and the Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(new)(c) over a 10-year period ended 04/30/08. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LBG/CBI is an unmanaged index of government and corporate bonds-gives a broad look at how the prices of U.S. government and corporate bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

(c)	The LB Aggregate Bond is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole.

76 Semiannual Report 2008

Shareholder	Nationwide Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Nationwide Bond Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	1,022.80	5.88	1.17
	Hypothetical	(b)	1,000.00	1,019.05	5.87	1.17

Class B Shares	Actual		1,000.00	1,019.90	8.79	1.75
	Hypothetical	(b)	1,000.00	1,016.16	8.77	1.75

Class C Shares	Actual		1,000.00	1,019.90	8.79	1.75
	Hypothetical	(b)	1,000.00	1,016.16	8.77	1.75

Class D Shares	Actual		1,000.00	1,024.60	4.03	0.80
	Hypothetical	(b)	1,000.00	1,020.89	4.02	0.80

Class R Shares	Actual		1,000.00	1,022.40	6.54	1.30
	Hypothetical	(b)	1,000.00	1,018.40	6.52	1.30

Class X Shares	Actual		1,000.00	1,020.60	8.04	1.60
	Hypothetical	(b)	1,000.00	1,016.91	8.02	1.60

Class Y Shares	Actual		1,000.00	1,020.60	8.04	1.60
	Hypothetical	(b)	1,000.00	1,016.91	8.02	1.60

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 77

Portfolio Summary	Nationwide Bond Fund
April 30, 2008 (Unaudited)

Asset Allocation

Corporate Bonds	41.9%
Commercial Mortgage Backed Securities	14.6%
Collateralized Mortgage Obligations	12.6%
U.S. Government Sponsored & Agency Obligations	7.6%
Commercial Paper	7.3%
U.S. Government Sponsored Mortgage-Backed Obligations	6.2%
Asset-Backed Securities	4.1%
Municipal Bonds	1.4%
Repurchase Agreements	1.3%
Yankee Dollars	1.1%
Principal Only Bonds	0.9%
Sovereign Agency	0.5%
Other Investments*	2.1%
Liabilities in excess of other assets**	-1.6%

100.0%

Top Industries

Other Financial	6.3%
Airlines	4.4%
Banks	4.2%
Insurance	3.1%
Food-Diversified	2.9%
Home Equity Loans	2.6%
Beverages	2.6%
Electronic Equipment & Instruments	2.4%
Consumer Finance	2.2%
Oil, Gas & Consumable Fuels	2.2%
Other	67.1%

100.0%

Top Holdings***

U.S. Treasury Notes, 4.63%, 07/31/12	4.6%
Fannie Mae Grantor Trust, 7.30%, 05/25/10	3.5%
Freddie Mac Gold, Pool # E01443, 3.50%, 07/01/18	3.0%
Campbell Soup Co., 2.33%, 05/01/08	2.9%
Fannie Mae REMICS, 5.50%, 05/25/23	2.2%
Rabobank USA Financial Corp., 2.34%, 05/01/08	2.2%
Fannie Mae Pool, Pool # 383661, 6.62%, 06/01/16	2.2%
JP Morgan Chase Commercial Mortgage Securities Corp., 6.26%, 03/15/33	2.1%
PepsiAmericas, Inc., 7.29%, 09/15/26	1.8%
Merrill Lynch Mortgage Investors, Inc., 7.56%, 11/15/31	1.8%
Other	73.7%

100.0%

*	Includes collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

78 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Bond Fund

Asset-Backed Securities (4.1%)
	Shares or
	Principal Amount	Value

Auto Loan (1.1%)(a)
Ford Credit Floorplan Master Owner Trust, Series 2006-3, Class A, 2.90%, 06/15/11	$1,100,000	$1,063,747

Home Equity Loans (2.6%)
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2001-4, Class 1A6, 6.24%, 01/25/13	888,127	898,370
Residential Asset Mortgage Products, Inc., Series 2002-RS1, Class AI5, 5.91%, 01/25/32	635,085	613,281
Structured Asset Securities Corp., Series 2004-6XS, Class A6, 4.63%, 03/25/34	951,835	877,686

		2,389,337

Recreational Vehicles (0.4%)
SSB RV Trust, Series 2001-1, Class A5, 6.30%, 04/15/16	339,882	341,163

Total Asset-Backed Securities		3,794,247

Collateralized Mortgage Obligations (12.6%)

ABN Amro Mortgage Corp., 5.50%, 06/25/33	1,000,000	912,299
American Home Mortgage Investment Trust, Series 2004-3, Class 6A1, 4.82%, 10/25/34 (a)	974,955	874,832
Countrywide Alternative Loan Trust, 5.75%, 03/25/37	999,534	858,530
Countrywide Home Loan Mortgage Pass Through Trust, 5.50%, 08/25/35	1,000,000	952,907
Fannie Mae Grantor Trust, 7.30%, 05/25/10	3,000,000	3,233,822
Fannie Mae REMICS, 5.50%, 05/25/23	2,000,000	2,034,031
MASTR Alternative Loans Trust, 5.50%, 12/25/35	1,000,000	860,653
Opteum Mortgage Acceptance Corp., Series 2005-5, Class 2AN, 5.68%, 12/25/35	1,000,000	945,905
Residential Funding Securities LLC, 4.50%, 05/25/33	1,000,000	950,579

Total Collateralized Mortgage Obligations		11,623,558

Banc of America Commercial Mortgage, Inc., 5.66%, 04/10/49(a)	$1,000,000	972,633
Commercial Mortgage Pass Through Certificates, 6.61%, 02/16/34 (b)	1,000,000	1,039,143
Credit Suisse Mortgage Capital Certificates, 5.69%, 09/15/40 (a)	1,000,000	961,490
CS First Boston Mortgage Securities Corp., 4.94%, 12/15/35	955,000	938,011
Enterprise Mortgage Acceptance Co.LLC, 6.63%, 01/15/25 (b)	432,532	383,524
Greenwich Capital Commercial Funding Corp., 5.72%, 12/10/49	1,000,000	963,039
Heller Financial Commercial Mortgage Asset, 6.85%, 05/15/31	1,598,257	1,611,885
JP Morgan Chase Commercial Mortgage Securities Corp., 6.26%, 03/15/33	1,892,598	1,945,466
LB Commercial Conduit Mortgage Trust, 5.92%, 07/15/44 (a)	1,000,000	992,909
LB-UBS Commercial Mortgage Trust, 5.48%, 11/15/30 (a)	1,000,000	1,005,823
Merrill Lynch Mortgage Investors, Inc., 7.56%, 11/15/31	1,572,668	1,616,154
Nomura Asset Securities Corp., 6.69%, 03/15/30	1,000,000	1,047,511

Total Commercial Mortgage Backed Securities		13,477,588

Corporate Bonds (41.9%)

Air Freight & Logistics (1.2%)
FedEx Corp., 7.63%, 01/01/15	1,000,000	1,101,470

Airlines (4.4%)
America West Airlines, Inc., 6.85%, 07/02/09	71,535	72,371
Continental Airlines, Inc., 6.90%, 01/02/17	1,244,498	1,148,050
Delta Air Lines, Inc., 7.11%, 09/18/11	1,000,000	977,500
Northwest Airlines, Inc., 7.63%, 04/01/10	701,255	684,161
United Air Lines, Inc., 6.93%, 09/01/11 (c)	1,000,000	1,165,000

		4,047,082

Automotive Manufacturer (1.1%)
Daimler Finance North America LLC, 7.30%, 01/15/12	1,000,000	1,067,421

2008 Semiannual Report 79

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)
	Shares or
	Principal Amount	Value

Banks (4.2%)
Bank of America Corp., 8.00%, 12/29/49 (a)	$1,000,000	$1,017,378
JPMorgan Chase & Co., 7.90%, 04/29/49 (a)	1,000,000	1,018,700
Rabobank Capital Funding Trust, 5.25%, 12/29/49(a) (b)	1,000,000	832,862
Regions Financial Corp., 7.00%, 03/01/11	1,000,000	1,013,771

		3,882,711

Beverages (2.6%)
Dr Pepper Snapple Group, Inc., 7.45%, 05/01/38 (b)	650,000	695,889
PepsiAmericas, Inc., 7.29%, 09/15/26	1,500,000	1,680,952

		2,376,841

Chemicals (1.0%)
Chemtura Corp., 6.88%, 06/01/16	1,000,000	890,000

Diversified Financial Services (1.1%)
Textron Financial Corp., 5.13%, 11/01/10	1,000,000	1,023,744

Electronic Equipment & Instruments (2.4%)
Eaton Corp., 8.88%, 06/15/19	1,000,000	1,238,927
General Electric Co., 5.25%, 12/06/17	1,000,000	995,187

		2,234,114

Health Care Equipment & Supplies (1.1%) (b)
Covidien International Finance SA, 6.55%, 10/15/37	1,000,000	1,022,268

Insurance (3.1%)
Ohio Casualty Corp., 7.30%, 06/15/14	1,000,000	1,014,977
Oil Insurance Ltd., 7.56%, 12/29/49 (b)	1,000,000	873,690
Principal Life Income Funding Trusts, 5.30%, 12/14/12	1,000,000	1,011,546

		2,900,213

Machinery (0.6%)
Caterpillar, Inc., 9.38%, 08/15/11	500,000	578,967

Manufacturing (1.1%)
Digital Equipment Corp., 7.75%, 04/01/23	825,000	988,621

Media (1.2%)
Comcast Cable Holdings LLC, 9.80%, 02/01/12	1,000,000	1,127,309

Office Furniture (1.2%)
Herman Miller, Inc., 7.13%, 03/15/11	1,000,000	1,091,070

Oil, Gas & Consumable Fuels (2.2%)
Energy Transfer Partners LP, 5.65%, 08/01/12	1,000,000	1,005,883
Kinder Morgan Energy Partners LP, 5.95%, 02/15/18	1,000,000	991,856

		1,997,739

Oilfield Machinery & Services (1.1%)
Weatherford International Ltd., 5.15%, 03/15/13	1,000,000	1,003,797

Other Financial (5.2%)
Ford Motor Credit Co. LLC, 7.38%, 02/01/11	500,000	459,726
GMAC LLC, 6.75%, 12/01/14	500,000	382,066
HSBC Finance Corp., 6.38%, 10/15/11	1,000,000	1,035,971
Nissan Motor Acceptance Corp., 4.63%, 03/08/10(b)	1,000,000	1,003,303
OMX Timber Finance Investments I LLC, 5.42%, 01/29/20(b)	1,000,000	936,430
SLM Corp., 2.05%, 12/15/08(a)	1,000,000	954,249

		4,771,745

Other Utility (1.1%)
Midamerican Energy Co., 5.30%, 03/15/18	1,000,000	987,777

Paper & Forest Products (0.9%) (b)
Stora Enso OYJ, 7.25%, 04/15/36	1,000,000	844,060

Pharmaceuticals (2.2%)
Amgen, Inc., 5.85%, 06/01/17	1,000,000	1,006,941
Biogen Idec, Inc., 6.88%, 03/01/18	1,000,000	986,928

		1,993,869

Real Estate Investment Trust (REIT) (0.9%)
Highwoods Properties, Inc., 5.85%, 03/15/17	1,000,000	867,835

Steel & Iron (1.1%)
Vale Overseas Ltd., 6.25%, 01/23/17	1,000,000	1,025,000

80 Semiannual Report 2008

Corporate Bonds (continued)
	Shares or
	Principal Amount	Value

Telecommunications (0.9%)
Qwest Corp., 6.88%, 09/15/33	$1,000,000	$850,000

Total Corporate Bonds		38,673,653

Municipal Bonds (1.4%)

Iowa (1.0%)
Tobacco Settlement Authority of Iowa, 6.50%, 06/01/23	955,000	901,902

Louisiana (0.4%)
Tobacco Settlement Financing Corp., 6.36%, 05/15/25	402,845	394,063

Total Municipal Bonds		1,295,965

Principal Only Bonds (0.9%)

United States Treasury Strip 0.00%, 08/15/20	1,500,000	863,974

Total Principal Only Bonds		863,974

Sovereign Agency (0.5%)

Israel (0.5%)
Israel Government AID Bond 0.00%, 05/15/24	1,000,000	452,900

Total Sovereign Agency		452,900

U.S. Government Sponsored & Agency Obligations (7.6%) (d)

U.S. Treasury Bond, 5.00%, 05/15/37	190,000	205,912
U.S. Treasury Notes
4.63%, 07/31/12	4,000,000	4,266,876
3.88%, 10/31/12	1,500,000	1,555,782
2.88%, 01/31/13	1,000,000	993,516

Total U.S. Government Sponsored & Agency Obligations		7,022,086

Fannie Mae Pool
6.62%, Pool # 383661, 06/01/16	1,827,969	1,989,401
5.00%, Pool # 386905, 04/01/19	942,415	923,173
Freddie Mac Gold, Pool # E01443, 3.50%, 07/01/18	2,890,942	2,759,214

Total U.S. Government Sponsored Mortgage-Backed Obligations		5,671,788

Yankee Dollars (1.1%)

Other Financial (1.1%)
Baxter FinCo.BV, 4.75%, 10/15/10	1,000,000	1,017,185

Total Yankee Dollars		1,017,185

Commercial Paper (7.3%) (e)

Consumer Finance (2.2%)
Rabobank USA Financial Corp., 2.34%, 05/01/08	2,000,000	1,999,872

Financial Services (1.1%)
Falcon Asset Securitization Co. LLC, 2.53%, 05/01/08	1,009,000	1,008,930

Food-Diversified (2.9%)
Campbell Soup Co., 2.33%, 05/01/08	2,665,000	2,664,827

Industrial Machinery & Equipment (1.1%)
John Deere Bank SA, 2.35%, 05/02/08	1,006,000	1,005,859

Total Commercial Paper		6,679,488

Repurchase Agreements (1.3%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $885,635, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $903,300	885,588	885,588

2008 Semiannual Report 81

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Bond Fund (Continued)

Repurchase Agreements (continued)
	Shares or
	Principal Amount	Value

Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $276,505, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $282,021	$276,491	$276,491

Total Repurchase Agreements		1,162,079

Securities Purchased With Collateral For Securities On Loan (2.1%)

Repurchase Agreement (2.1%)
Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $1,939,780, collateralized by U.S. Government Agency Mortgages ranging 3.02% — 9.42%, maturing 06/04/12 — 04/25/38; total market value of $1,978,465	1,939,672	1,939,672

Total Securities Purchased With Collateral For Securities On Loan		1,939,672

Total Investments (Cost $93,416,647) (f) — 101.6%		93,674,183

Liabilities in excess of other assets — (1.6)%		(1,470,679)

NET ASSETS — 100.0%		$92,203,504

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2008. The maturity date represents the actual maturity date.
(b)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.

(c)	Security in default.
(d)	All or a part of the security was on loan as of April 30, 2008.
(e)	The rate reflected in the Statement of Investments is the discount rate at the time of purchase.
(f)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
LP	Limited Partnership
See accompanying notes to financial statements

82 Semiannual Report 2008

Nationwide Enhanced Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Enhanced Income Fund (Class A at NAV) returned 2.42% versus 2.82% for its benchmark, which is composed of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% ML 1-Year T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Ultra-Short Obligations Funds (consisting of 74 funds as of April 30, 2008) was -1.93% for the same time period.

Can you describe the market environment during the reporting period?

The Federal Reserve Board and the U.S. Treasury initiated an array of efforts designed to improve market liquidity and reduce risks to the financial markets. The Fed lowered the target federal funds rate by 250 basis points during the reporting period, including a 75-basis-point, inter-meeting cut in January 2008. The Federal Open Market Committee (FOMC) policy action brought the federal funds rate to 2.00% by April 30, 2008.

Fourth-quarter 2007 gross domestic product (GDP) grew at an anemic 0.6% annual pace, and estimates for the first quarter of 2008 are for similar rates of growth. Crude oil prices continued to move upward, well above the $100-per-barrel mark, toward the end of the reporting period. Prices for food and raw industrial commodities have continued to rise and have remained high relative to recent history. The Fed’s preferred measure of consumer prices, the Core Personal Consumption Expenditures Index, an indicator of average price changes for all domestic personal consumption of goods and services targeted toward and consumed by individuals that serves as a basis for an inflation index, rose by 2.1% (year over year). That level is slightly above the Fed’s stated target range of 1.0% to 2.0% and may give the FOMC some pause when considering further interest-rate cuts.

Yields on shorter-maturity U.S. Treasuries fell sharply, in line with the federal funds target rate cuts. Longer-maturity Treasury yields were only 25 to 75 basis points lower, as concern lingers regarding inflationary pressures. Consequently, the Treasury yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) steepened during the reporting period. The spread between the three-month T-bill and the 10-year Treasury note moved from 56 basis points to 235 basis points.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s focus on high-quality liquid securities helped relative performance. As of April 30, 2008, the Fund consisted of 80% AAA-rated securities with limited exposure to the subprime mortgage market, which was positive for relative performance.

The Fund’s best performance returns came from its U.S. Agency issues (Fannie Mae and Freddie Mac). During the reporting period, securities with the least credit sensitivity exhibited the best performance relative to Treasuries. Agency securities are implicitly backed by the full faith and credit of the U.S. government, so Agency passthroughs and collateralized mortgage obligations (CMOs) benefited amid the prevailing economic environment as the downturn and credit crunch continued.

What areas detracted from Fund performance?

The commercial mortgage-backed securities (CMBS) sector underperformed other fixed-income sectors during the reporting period, and the Fund’s holdings in CMBS detracted from relative performance. In addition, within the corporate bond sector, financial industry issues in general, and the Bear Stearns crisis in particular, caused that sector to underperform other industries; the Fund’s holdings in corporate bonds detracted from relative performance.

What is your outlook for the near term?

As the U.S. housing market continues to decline, concerns increase about the ripple effect on credit markets and banks in the rest of the world. Manufacturing activity has declined as growth has begun to slow. Rising prices for commodities and imports, however, as well as U.S. dollar weakness, will keep the Fed busy balancing the dual risks of weakening growth and inflationary pressures.

While market conditions have improved somewhat since the lows seen in the summer of 2007, we remain cautious. Credit conditions may not fully normalize anytime soon. While the Fed acted to increase liquidity to the markets, the painful de-leveraging process continues. Given the uncertainty in the economic outlook and unprecedented liquidity disruptions in the markets, we have positioned the Fund to maintain overall duration-neutrality versus the benchmark and a conservative posture with regard to credit quality and liquidity.

Risk premiums have widened for virtually all spread-sector securities because of concerns over subprime mortgage contagion. While wider risk premiums are generally warranted, the market has been somewhat indiscriminate in

2008 Semiannual Report 83

Nationwide Enhanced Income Fund
Continued

pricing securities lower regardless of risk, creating many return enhancement opportunities. We intend to prudently exploit these opportunities, while maintaining the quality and liquidity of the Fund.

Subadviser:
Morley Capital Management, Inc.

Portfolio Managers:
Shane Johnston and Perpetua M. Phillips

84 Semiannual Report 2008

Fund Performance	Nationwide Enhanced Income Fund

Average Annual Total Return
(For periods ended April 30, 2008)

						Gross	Net
		Six				Expense	Expense
		month*	1 Yr.	5 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC2	2.42%	4.89%	2.69%	2.84%	0.81%	0.75%
	w/SC3	-0.21%	2.19%	2.21%	2.56%

Class R4,5		2.22%	4.58%	2.56%	2.76%	1.21%	1.15%

Institutional Service Class[4]		2.60%	5.24%	2.81%	2.99%	0.72%	0.66%

Institutional Class[4]		2.62%	5.27%	3.02%	3.20%	0.51%	0.45%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 2.25% front-end sales charge was deducted.

[4]	Not subject to any sales charges.

[5]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because Class R shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect the fact that Class R shares do not have any applicable sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class R shares; if these fees were reflected, the performance for Class R shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Enhanced Income Fund, Composite Index(a), the Merrill Lynch 6-Month Treasury Bill Index(b), the Merrill Lynch 1-Year Treasury Bill Index(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Composite Index is composed of 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index and 50% Merrill Lynch 1-Year Treasury Bill Index.

(b)	The Merrill Lynch 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the re-balancing date.

2008 Semiannual Report 85

Fund Performance	Nationwide Enhanced Income Fund
Continued

(c)	The Merrill Lynch 1-Year Treasury Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill with the longest maturity.

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

86 Semiannual Report 2008

Shareholder	Nationwide Enhanced Income Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Nationwide Enhanced Income Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	1,024.20	4.13	0.82
	Hypothetical	(b)	1,000.00	1,020.79	4.12	0.82

Class R Shares	Actual		1,000.00	1,022.20	5.13	1.02
	Hypothetical	(b)	1,000.00	1,019.79	5.12	1.02

Institutional Service Class Shares	Actual		1,000.00	1,026.00	2.32	0.46
	Hypothetical	(b)	1,000.00	1,022.58	2.31	0.46

Institutional Class Shares	Actual		1,000.00	1,026.20	2.22	0.44
	Hypothetical	(b)	1,000.00	1,022.68	2.21	0.44

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 87

Portfolio Summary	Nationwide Enhanced Income Fund
April 30, 2008 (Unaudited)

Asset Allocation

Asset-Backed Securities	49.4%
Corporate Bonds	24.0%
Commercial Mortgage Backed Securities	11.3%
Repurchase Agreements	6.6%
Collateralized Mortgage Obligations	5.4%
U.S. Government Sponsored & Agency Obligations	3.0%
Supranationals	0.7%
U.S. Government Sponsored Mortgage-Backed Obligations	0.7%
Liabilities in excess of other assets	-1.1%

100.0%

Top Industries

Auto Loans	17.8%
Credit Card Loans	12.5%
Utility Loans	9.6%
Equipment Loans	7.8%
Other Financial	5.8%
Diversified Financial Services	4.8%
Banks	3.2%
Health Care Equipment & Supplies	2.6%
Insurance	1.9%
Home Equity Loans	1.7%
Other	32.3%

100.0%

Top Holdings*

Johnson & Johnson, 6.63%, 09/01/09	2.6%
Genworth Financial, Inc., 5.23%, 05/16/09	1.9%
Government National Mortgage Association, Series 2003-49, Class A, 2.21%, 10/16/17	1.7%
CPL Transition Funding LLC, Series 2002-1, Class A3, 5.56%, 01/15/12	1.6%
Citibank Credit Card Master Trust I, Series 1999-2, Class A, 5.88%, 03/10/11	1.6%
Pepsi Bottling Holdings, Inc., 5.63%, 02/17/09	1.6%
Capital Auto Receivables Asset Trust, Series 2006-2, Class A3A, 4.98%, 05/15/11	1.6%
Federal Home Loan Bank System, 5.13%, 07/30/08	1.6%
US Bank NA, 6.30%, 07/15/08	1.6%
GE Equipment Midticket LLC, Series 2007-1 , Class A2A, 4.58%, 05/14/10	1.6%
Other	82.6%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

88 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Enhanced Income Fund

Asset-Backed Securities (49.4%)
	Principal
	Amount	Value

Auto Loans (17.8%)
AmeriCredit Automobile Receivables Trust, Series 2005-CF, Class A3, 4.47%, 05/06/10	$200,595	$200,655
Banc of America Securities Auto Trust, Series 2006-G1, Class A3, 5.18%, 06/18/10	2,275,000	2,292,901
Capital Auto Receivables Asset Trust
3.75%, Series 2004-2, Class A4, 07/15/09	2,375,725	2,374,661
4.98%, Series 2006-2, Class A3A, 05/15/11	2,500,000	2,521,343
Daimler Chrysler Auto Trust
4.04%, Series 2005-B, Class A3, 09/08/09	232,334	232,439
4.98%, Series 2006-D, Class A3, 02/08/11	2,000,000	2,017,867
4.94%, Series 2007-A, Class A2A, 03/08/11	1,000,000	1,008,340
Ford Credit Auto Owner Trust
5.05%, Series 2006-A, Class A3, 03/15/10	1,137,332	1,144,117
5.26%, Series 2007-B, Class A2A, 06/15/10	1,500,000	1,516,305
Honda Auto Receivables Owner Trust
5.41%, Series 2007-2, Class A2, 11/23/09	1,546,827	1,556,935
4.03%, Series 2005-3, Class A4, 12/20/10	2,000,000	2,002,833
Household Automotive Trust Series 2005-3, Class A3, 4.80%, 10/18/10	1,296,757	1,300,562
USAA Auto Owner Trust,
4.27%, Series 2008-1, Class A2, 10/15/10	2,000,000	2,007,668
3.91%, Series 2008-2, Class A2, 01/15/11	2,000,000	1,995,488
Volkswagen Auto Loan Enhanced Trust, Series 2005-1, Class A4, 4.86%, 04/20/12	1,500,000	1,512,045
Wachovia Auto Owner Trust, Series 2006-A, Class A3, 5.35%, 02/22/11	1,116,427	1,125,866
WFS Financial Owner Trust, Series 2005-2, Class A4, 4.39%, 11/19/12	1,619,158	1,624,908

World Omni Auto Receivables Trust, Series 2007-B, Class A2A, 5.46%, 02/16/10	1,500,000	1,509,895

		27,944,828

Credit Card Loans (12.5%)
American Express Credit Account Master Trust, Series 2004-3, Class A, 4.35%, 12/15/11	2,000,000	2,015,022
Bank One Issuance Trust
3.35%, Series 2003-A7, Class A7, 03/15/11	2,241,000	2,242,478
3.45%, Series 2004-A1, Class A1, 10/17/11	2,500,000	2,498,722
Capital One Multi-Asset Execution Trust, Series 2003-A4, Class A4, 3.65%, 07/15/11	2,299,999	2,302,838
Citibank Credit Card Issuance Trust, Series 2006-A2, Class A2, 4.85%, 02/10/11	2,000,000	2,019,851
Citibank Credit Card Master Trust I, Series 1999-2, Class A, 5.88%, 03/10/11	2,500,000	2,548,370
MBNA Credit Card Master Note Trust
2.75%, Series 2003-A6, Class A6, 10/15/10	2,000,000	1,999,997
4.30%, Series 2005-A7, Class A7, 02/15/11	2,000,000	2,003,782
4.90%, Series 2006-A1, Class A1, 07/15/11	2,000,000	2,021,586

		19,652,646

Equipment Loans (7.8%)
Caterpillar Financial Asset Trust
5.40%, Series 2007-A, Class A2A, 04/26/10	1,497,194	1,505,295
4.09%, Series 2008-A, Class A2A, 12/27/10	1,500,000	1,499,915
CIT Equipment Collateral
5.13%, Series 2006-VT1, Class A3, 02/20/09	992,362	996,770
5.16%, Series 2006-VT1, Class A4, 03/20/09	2,000,000	2,009,059
GE Equipment Midticket LLC, Series 2007-1 , Class A2A, 4.58%, 05/14/10	2,500,000	2,509,556
John Deere Owner Trust, Series 2008-A Class A2, 3.63%, 03/15/11	2,000,000	1,997,200

2008 Semiannual Report 89

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Enhanced Income Fund (Continued)

Asset-Backed Securities (continued)
	Principal
	Amount	Value

Equipment Loans (continued)

MBNA Practice Solutions Owner Trust, Series 2005-2, Class A3, 4.34%, 06/15/11(a)	$1,681,279	$1,682,493

		12,200,288

Home Equity Loans (1.7%)
Chase Funding Mortgage Loan Asset-Backed Certificates
3.34%, Series 2003-6, Class 1A3, 05/25/26	279,968	278,895
3.30%, Series 2003-3, Class 1A4, 11/25/29	397,757	395,539
Citicorp Residential Mortgage Securities, Inc., Series 2006-1, Class A1, 5.96%, 07/25/36(b)	595,262	591,225
Countrywide Asset-Backed Certificates, Series 2005-7, Class AF2, 4.37%, 10/25/35	589,277	587,743
FHLMC Structured Pass Through Securities, Series T-50, Class A7, 5.05%, 10/27/31 (b)	897,000	896,326

		2,749,728

Utility Loans (9.6%)
CenterPoint Energy Transition Bond Co. LLC, Series 2001-1, Class A3, 5.16%, 09/15/11	2,051,731	2,076,035
CPL Transition Funding LLC, Series 2002-1, Class A3, 5.56%, 01/15/12	2,500,000	2,563,886
Energy Transition Trust, Series 1999-A, Class A7, 6.13%, 03/01/09	981,806	990,914
FPL Recovery Funding LLC, Series 2007-A, Class A1, 5.05%, 02/01/13	2,011,785	2,031,963
Oncor Electric Delivery Transition Bond Co., Series 2003-1, Class A2, 4.03%, 02/15/12	1,544,764	1,548,287
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A2, 3.87%, 06/25/11	2,003,267	2,006,003
PP&L Transition Bond Co LLC, Series 1999-1, Class A8, 7.15%, 06/25/09	1,229,162	1,247,417
Public Service New Hampshire Funding LLC, Series 2001-1, Class A2, 5.73%, 11/01/10	775,271	779,507
TXU Electric Delivery Transition Bond Co. LLC, Series 2004-1, Class A1, 3.52%, 11/15/11	1,884,744	1,893,678

		15,137,690

Total Asset-Backed Securities		77,685,180

Collateralized Mortgage Obligations (5.4%)

Fannie Mae REMICS
3.50%, Series 2004-34, Class PL, 05/25/14	521,598	521,552
3.00%, Series 2003-57, Class NB, 06/25/18	397,315	383,674
3.25%, Series 2003-7, Class NB, 08/25/18	320,676	316,151
3.50%, Series 2003-75, Class AN, 03/25/33	294,330	280,714
Freddie Mac REMICS
3.50%, Series 2611, Class KC, 01/15/17	437,395	433,963
4.50%, Series 2664, Class GA, 01/15/18	472,220	476,459
3.25%, Series 2613, Class PA, 05/15/18	517,506	499,876
3.00%, Series 2630, Class JA, 06/15/18	437,638	432,139
5.00%, Series 2928, Class NA, 11/15/19	268,774	268,858
Government National Mortgage Association
2.21%, Series 2003-49, Class A, 10/16/17	2,734,047	2,697,753
3.88%, Series 2004-103, Class A, 12/16/19	1,883,161	1,875,999
Residential Funding Mortgage Securities I, Series 2003-S11, Class A1, 2.50%, 06/25/18	390,991	376,507

Total Collateralized Mortgage Obligations		8,563,645

90 Semiannual Report 2008

Commercial Mortgage Backed Securities (11.3%)
	Principal
	Amount	Value

Asset Securitization Corp., Series 1996-D3, Class A1C, 7.40%, 10/13/26	$243,037	$247,984
Bear Stearns Commercial Mortgage Securities
6.08%, Series 2001-TOP2, Class A1, 02/15/35	210,142	212,885
4.17%, Series 2004-T14, Class A2, 01/12/41 (b)	2,317,909	2,310,089
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A1, 3.79%, 10/15/41	859,189	855,718
Commercial Mortgage Asset Trust, Series 1999-1, Class G, 6.64%, 01/17/32	1,862,538	1,888,291
Commercial Mortgage Pass Through Certificates, Series 1999-1, Class A2, 6.46%, 05/15/32	919,580	920,935
CS First Boston Mortgage Securities Corp., Series 2003-C4, Class A2, 3.91%, 08/15/36	2,356,504	2,349,632
GMAC Commercial Mortgage Securities, Inc., Series 2003-C3, Class A2, 4.22%, 04/10/40	2,200,000	2,189,247
Greenwich Capital Commercial Funding Corp., Series 04-GG1, Class A3, 4.34%, 06/10/36	1,936,326	1,932,499
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-PNC1, Class A1, 2.80%, 06/12/41	773,663	768,800
LB-UBS Commercial Mortgage Trust
5.53%, Series 2001-C7, Class A2, 12/15/25	471,642	472,624
5.97%, Series 2002-C1, Class A2, 03/15/26	772,116	774,601
4.90%, Series 2002-C2, Class A2, 06/15/26 (b)	361,449	362,491
Nomura Asset Securities Corp., Series 1998-D6, Class A1B, 6.59%, 03/15/30	285,531	286,926
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A2, 4.38%, 10/15/41	2,228,162	2,213,809

Total Commercial Mortgage Backed Securities		17,786,531

Corporate Bonds (24.0%)

Banks (3.2%)
US Bank NA, 6.30%, 07/15/08	2,500,000	2,512,352
Wachovia Corp., 3.50%, 08/15/08	2,500,000	2,496,555

		5,008,907

Beverages (1.6%)(a)
Pepsi Bottling Holdings, Inc., 5.63%, 02/17/09	2,500,000	2,535,452

Diversified Financial Services (4.8%)
Bear Stearns Cos, Inc. (The), 2.88%, 07/02/08	2,500,000	2,491,180
Lehman Brothers Holdings, Inc., 3.50%, 08/07/08	2,500,000	2,479,980
Morgan Stanley, 3.88%, 01/15/09	2,500,000	2,500,640

		7,471,800

Health Care Equipment & Supplies (2.6%)
Johnson & Johnson, 6.63%, 09/01/09	3,928,000	4,097,305

Insurance (1.9%)
Genworth Financial, Inc., 5.23%, 05/16/09	3,000,000	3,010,179

Machinery (1.3%)
Caterpillar, Inc., 7.25%, 09/15/09	2,000,000	2,087,546

Other Financial (5.8%)
Associates Corp. of North America, 6.25%, 11/01/08	2,000,000	2,015,540
General Electric Capital Corp., 3.60%, 10/15/08	2,500,000	2,497,943
HSBC Finance Corp., 6.40%, 06/17/08	2,500,000	2,506,600
Monumental Global Funding II, 3.90%, 06/15/09(a)	2,100,000	2,078,708

		9,098,791

2008 Semiannual Report 91

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Enhanced Income Fund (Continued)

Corporate Bonds (continued)
	Principal
	Amount	Value

Specialty Retail (1.3%)
Wal-Mart Stores, Inc.,
6.88%, 08/10/09	$2,000,000	$2,087,474

		2,087,474

Telecommunications (1.5%)
BellSouth Corp., 4.20%, 09/15/09	2,300,000	2,309,757

		2,309,757

Total Corporate Bonds		37,707,211

Supranational (0.7%)

Inter-American Development Bank, 8.40%, 09/01/09	1,029,000	1,097,825

Total Supranational		1,097,325

U.S. Government Sponsored & Agency Obligations (3.0%)

Federal Home Loan Bank System, 5.13%, 07/30/08	2,500,000	2,516,740
U.S. Treasury Notes, 4.63%, 09/30/08	2,241,000	2,269,187

Total U.S. Government Sponsored & Agency Obligations		4,785,927

U.S. Government Sponsored Mortgage-Backed Obligations (0.7%)

Fannie Mae Pool
6.50%, Pool #190255, 02/01/09	8,237	8,329
5.50%, Pool #254256, 04/01/09	16,247	16,596
6.00%, Pool # 253845, 06/01/16	90,320	93,283
6.00%, Pool #254089, 12/01/16	140,901	145,523
6.00%, Pool #545415, 01/01/17	123,559	127,612
5.50%, Pool #625178, 02/01/17	265,018	271,525
5.50%, Pool #254195, 02/01/17	294,580	301,812
Freddie Mac Gold Pool
6.50%, Pool #E00678, 06/01/14	54,736	57,187
6.00%, Pool #E00991, 07/01/16	72,747	75,144

Total U.S. Government Sponsored Mortgage-Backed Obligations		1,097,011

Repurchase Agreement (6.6%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $7,983,303, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $8,142,540	7,982,882	7,982,882
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $2,492,477, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $2,542,193	2,492,346	2,492,346

Total Repurchase Agreements		10,475,228

Total Investments (Cost $158,594,834) (c) — 101.1%		159,198,558

Liabilities in excess of other assets — (1.1)%		(1,778,736)

NET ASSETS — 100.0%		$157,419,822

(a)
    Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2008. The maturity date represents the actual maturity date.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

FHLMC Federal Home Loan Mortgage Corporation

92 Semiannual Report 2008

Nationwide Government Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Government Bond Fund (Class A at NAV) returned 4.71% versus 5.64% for its benchmark, the Merrill Lynch (ML) Government Master Index. For broader comparison, the average return for the Fund’s Lipper peer category of Intermediate U.S. Government Funds (consisting of 85 funds as of April 30, 2008) was 4.22% for the same time period.

Can you describe the market environment during the reporting period?

The market environment was marked by high volatility as the housing crisis continued to roil financial institutions, culminating in a rescue of Bear Stearns orchestrated by the Federal Reserve Board. The crisis in the market prompted concerns about nearly any financial instrument that held housing-related investments. The Fed responded to the crisis by lowering the federal funds rate and creating nonconventional programs to address the liquidity problems in the market.

What areas of investment provided the most positive relative returns for the Fund?

In the prevailing economic environment, U.S. Treasury securities outperformed all other investments and contributed the highest returns within the Fund; all other investments dramatically underperformed. Other drivers of positive Fund returns were holdings of shorter-maturity investments, which responded to the federal funds rate reductions to a greater degree than longer-term maturity holdings.

What areas detracted from Fund performance?

Detractors to Fund performance were Agency mortgage-backed securities (MBS) and Agency notes. Fund holdings in Agency MBS were adversely affected as investors fled from risk despite the Agency guarantee on their debt. In many cases, Agency notes and MBS provided investors with a source of liquidity and were sold to raise cash as other investments became highly illiquid during the reporting period.

What is your outlook for the near term?

For the near term, we expect that the economy will demonstrate little momentum due to falling home values, stagnant wage growth, and increasing commodity prices. Given the U.S. reliance on consumer spending to drive economic growth, the economy should bounce along at recessionary levels and may impact job growth. This slowdown in the economy has been priced into the value of securities within the Fund, and we expect non-Treasury Fund holdings to show improved performance.

Subadviser:
Nationwide Asset Management, LLC

Portfolio Manager:
Gary R. Hunt, CFA

2008 Semiannual Report 93

Fund Performance	Nationwide Government Bond Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six				Expense
		month*	1 Yr.	5 Yr.	10 Yr.	Ratio**

Class A1	w/o SC2	4.71%	7.38%	3.75%	5.45%	1.10%
	w/SC3	0.22%	2.86%	2.85%	4.99%

Class B4	w/o SC2	4.42%	6.77%	3.15%	4.83%	1.71%
	w/SC5	-0.58%	1.77%	2.81%	4.83%

Class C6	w/o SC2	4.52%	6.77%	3.15%	5.03%	1.71%
	w/SC7	3.52%	5.77%	3.15%	5.03%

Class D8	w/o SC2	4.94%	7.66%	4.06%	5.73%	0.81%
	w/SC9	0.26%	2.84%	3.11%	5.24%

Class R1,10		4.65%	7.25%	3.66%	5.52%	1.41%

Class X1	w/o SC2	4.50%	6.93%	3.28%	4.90%	1.56%
	w/SC5	-0.50%	1.93%	2.94%	4.90%

Class Y1	w/o SC2	4.50%	6.93%	3.28%	5.09%	1.56%
	w/SC7	3.50%	5.93%	3.28%	5.09%

Institutional Class[1,10]		4.99%	7.95%	4.14%	5.77%	0.71%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Please see the Fund’s most recent prospectus for details.

[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98), Class Y shares (3/1/01),Class R shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class R, Class X, Class Y and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.25% front-end sales charge was deducted.

[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C or Class Y shares within the first year after purchase.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

[10]	Not subject to any sales charges.

94 Semiannual Report 2008

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Government Bond Fund, the Merrill Lynch Government Master Index (MLGMI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/08. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MLGMI gives a broad look at how U.S. government bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 95

Shareholder	Nationwide Government Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Nationwide Government Bond Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	1,047.10	5.80	1.14
	Hypothetical	(b)	1,000.00	1,019.19	5.72	1.14

Class B Shares	Actual		1,000.00	1,044.20	8.74	1.72
	Hypothetical	(b)	1,000.00	1,016.31	8.62	1.72

Class C Shares	Actual		1,000.00	1,045.20	8.75	1.72
	Hypothetical	(b)	1,000.00	1,016.31	8.62	1.72

Class D Shares	Actual		1,000.00	1,049.40	4.48	0.88
	Hypothetical	(b)	1,000.00	1,020.49	4.42	0.88

Class R Shares	Actual		1,000.00	1,046.50	6.41	1.26
	Hypothetical	(b)	1,000.00	1,018.60	6.32	1.26

Class X Shares	Actual		1,000.00	1,045.00	7.98	1.57
	Hypothetical	(b)	1,000.00	1,017.06	7.87	1.57

Class Y Shares	Actual		1,000.00	1,045.00	7.98	1.57
	Hypothetical	(b)	1,000.00	1,017.06	7.87	1.57

Institutional Class Shares	Actual		1,000.00	1,049.90	3.26	0.64
	Hypothetical	(b)	1,000.00	1,021.68	3.22	0.64

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

96 Semiannual Report 2008

Portfolio Summary	Nationwide Government Bond Fund
April 30, 2008 (Unaudited)

Asset Allocation

U.S. Government Sponsored & Agency Obligations	33.8%
U.S. Government Mortgage Backed Agencies	32.9%
Collateralized Mortgage Obligations	29.0%
Repurchase Agreements	4.0%
Other Investments*	7.4%
Liabilities in excess of other assets**	-7.1%

100.0%

Top Holdings***

Federal Home Loan Bank System, 5.31%, 12/28/12	7.2%
U.S. Treasury Notes, 4.88%, 04/30/11	7.1%
Federal National Mortgage Association, 5.08%, 05/14/10	6.9%
Freddie Mac REMICS, 4.50%, Series 2677, Class LE, 09/15/18	6.6%
Fannie Mae REMICS, 6.30%, Series 1998-73, Class MZ, 10/17/38	5.3%
Freddie Mac REMICS, 5.50%, Series 2541, Class VL, 11/15/20	4.7%
Federal National Mortgage Association, 8.20%, 03/10/16	4.2%
Fannie Mae Pool, 5.56%, Pool #745769, 07/01/36	4.2%
Fannie Mae Pool, 4.87%, Pool #773298, 04/01/35	3.8%
Fannie Mae Pool, 5.35%, Pool #386113, 05/01/33	3.4%
Other	46.6%

100.0%

*	Includes collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 97

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Government Bond Fund

Collateralized Mortgage Obligations (29.0%)
	Principal Amount	Value

Fannie Mae REMICS
5.50%, Series 2002-55, Class QD, 04/25/16	$1,377,153	$1,390,047
9.25%, Series 1988-25, Class B, 10/25/18	11,668	12,788
8.50%, Series 1990-7, Class B, 01/25/20	31,774	34,445
7.50%, Series 1993-16, Class Z, 02/25/23	138,647	148,231
6.00%, Series 1993-226, Class PK, 12/25/23	1,000,000	1,026,286
5.50%, Series 2004-68, Class DY, 09/25/24	2,391,304	2,377,931
3.50%, Series 2003-66, Class AP, 11/25/32	2,578,019	2,471,609
6.30%, Series 1998-73, Class MZ, 10/17/38	7,945,665	7,960,593
Fannie Mae-Aces, Series 1998-M4, Class D, 6.27%, 02/25/35	1,839,011	1,865,256
Freddie Mac REMICS
4.50%, Series 2677, Class LE, 09/15/18	10,000,000	9,879,300
5.50%, Series 2541, Class VL, 11/15/20	7,000,000	7,086,574
5.00%, Series 2960, Class BL, 02/15/23	3,916,728	3,955,886
6.50%, Series 1684, Class I, 03/15/24	2,000,000	2,090,040
5.00%, Series 2644, Class AY, 10/15/28	3,080,000	3,120,085
6.50%, Series 2296, Class H, 03/15/31	152,501	159,095

Total Collateralized Mortgage Obligations		43,578,166

U.S. Government Mortgage Backed Agencies (32.9%)

Fannie Mae Pool
5.87%, Pool #873942, 09/01/11	3,978,827	4,066,523
6.30%, Pool #381570, 04/01/14	969,819	1,030,711
7.90%, Pool #381190, 08/01/15	1,508,746	1,719,003
7.11%, Pool #383142, 10/01/15	2,160,290	2,278,172
6.35%, Pool #380082, 03/01/16	3,825,830	4,032,908
7.40%, Pool #381995, 10/01/17	1,017,863	1,135,311
6.84%, Pool #385012, 04/01/20	4,310,077	4,728,195
6.32%, Pool #874740, 07/01/22	1,776,535	1,917,102
6.81%, Pool #874982, 11/01/25	1,743,694	1,899,536
6.65%, Pool #385258, 07/01/27	1,342,237	1,451,961
4.79%, Pool #386375, 08/01/28	1,806,413	1,786,122
5.35%, Pool #386113, 05/01/33	5,140,638	5,179,413
5.62%, Pool #387114, 09/01/34	1,194,469	1,223,157
4.87%, Pool #773298, 04/01/35 (a)	5,571,817	5,660,770
5.48%, Pool #813605, 07/01/36 (a)	4,948,713	5,094,093
5.56%, Pool #745769, 07/01/36 (a)	6,193,164	6,235,244

Total U.S. Government Mortgage Backed Agencies		49,438,221

U.S. Government Sponsored & Agency Obligations (33.8%)

Federal Farm Credit Bank, 4.70%, 08/10/15	2,480,000	2,576,698
Federal Home Loan Bank System
5.31%, 12/28/12	10,000,000	10,753,940
5.99%, 04/15/13	1,500,000	1,660,304
5.25%, 06/12/37	4,500,000	4,706,788
Federal National Mortgage Association
5.08%, 05/14/10	10,000,000	10,295,060
8.20%, 03/10/16	5,000,000	6,322,385
4.50%, 12/18/17	3,748,000	3,705,501
U.S. Treasury Note, 4.88%, 04/30/11(b)	10,000,000	10,692,970

Total U.S. Government Sponsored & Agency Obligations		50,713,646

Repurchase Agreements (4.0%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $4,504,472, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $4,594,320	4,504,235	4,504,235

98 Semiannual Report 2008

Repurchase Agreement (continued)
	Principal Amount	Value

Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $1,406,347, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $1,434,399	$1,406,273	$1,406,273

Total Repurchase Agreements		5,910,508

Securities Purchased With Collateral For Securities On Loan (7.4%)

Repurchase Agreement (7.4%)
Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $11,125,618, collateralized by U.S. Government Agency Mortgages ranging 3.02% — 9.42%, maturing 06/04/12 — 04/25/38; total market value of $11,347,500	11,125,000	11,125,000

Total Securities Purchased With Collateral For Securities On Loan		11,125,000

Total Investments (Cost $157,273,384) (c) — 107.1%		160,765,541

Liabilities in excess of other assets — (7.1)%		(10,619,546)

NET ASSETS — 100.0%		$150,145,995

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2008. The maturity date represents the actual maturity date.
(b)	All or a part of the security was on loan as of April 30, 2008.
(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See Accompanying Notes to Financial Statements

2008 Semiannual Report 99

Nationwide Short Duration Bond Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Short Duration Bond Fund (Class A at NAV) returned 2.99% versus 4.21% for its benchmark, the Merrill Lynch (ML) 1-3 Year Treasury Index. For broader comparison, the average return for the Fund’s Lipper peer category of Short Investment Grade Debt Funds (consisting of 264 funds as of April 30, 2008) was -0.07% for the same time period.

Can you describe the market environment during the reporting period?

The Federal Reserve Board and the U.S. Treasury initiated an array of efforts designed to improve market liquidity and reduce risks to the financial markets. The Federal Reserve lowered the target federal funds rate by 250 basis points during the reporting period, including a 75-basis-point inter-meeting cut in January 2008. The Federal Open Market Committee (FOMC) policy action brought the federal funds rate to 2.00% by April 30, 2008.

Fourth-quarter 2007 gross domestic product (GDP) grew at an anemic 0.6% annual pace, and estimates for the first quarter of 2008 are for similar rates of growth. Crude oil prices continued to move upward, well above the $100-per-barrel mark, toward the end of the reporting period. Prices for food and raw industrial commodities have continued to rise and have remained high relative to recent history. The Fed’s preferred measure of consumer prices, the Core Personal Consumption Expenditures Index, an indicator of average price changes for all domestic personal consumption of goods and services targeted toward and consumed by individuals that serves as a basis for an inflation index, rose to 2.1% (year over year). That level is slightly above the Fed’s stated target range of 1.0% to 2.0% and may give the FOMC some pause when considering further interest-rate cuts.

Yields on shorter-maturity U.S. Treasuries fell sharply, in line with the federal funds target rate cuts. Longer-maturity Treasury yields were only 25 to 75 basis points lower, as concern lingers regarding inflationary pressures. Consequently, the Treasury yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) steepened during the reporting period. The spread between the three-month T-bill and the 10-year Treasury note moved from 56 basis points to 235 basis points.

What areas of investment provided the most positive relative returns for the Fund?

The Fund saw its best performance from U.S. Treasuries and Agency collateralized mortgage obligations (CMOs). During the reporting period, Treasuries and securities with the least credit sensitivity exhibited the best performance. Agency securities are implicitly backed by the full faith and credit of the U.S. government, so Agency CMOs posted strong relative performance as the economic downturn and credit crunch continued.

What areas detracted from Fund performance?

Home equity asset-backed securities underperformed relative to other fixed-income sectors during the reporting period, and the Fund’s holdings in that subsector detracted from performance on a relative basis. Commercial mortgage-backed securities (CMBS) also exhibited spread widening relative to other fixed-income sectors during the reporting period, detracting from Fund performance. Financial industry issues underperformed Treasuries as mortgage-related writedowns continued to weigh on the sector. The Fund had only a small exposure to banks and brokerage firms during the reporting period.

What is your outlook for the near term?

As the U.S. housing market continues to decline, concerns increase about the ripple effect on credit markets and banks in the rest of the world. Manufacturing activity has declined as growth has begun to slow. Rising prices for commodities and imports, however, as well as U.S. dollar weakness, will keep the Fed busy balancing the dual risks of weakening growth and inflationary pressures.

While market conditions have improved somewhat since the lows seen in the summer of 2007, we remain cautious. Credit conditions may not fully normalize anytime soon. While the Fed acted to increase liquidity to the markets, the painful de-leveraging process continues. Given the uncertainty in the economic outlook and unprecedented liquidity disruptions in the markets, we have positioned the Fund to maintain overall duration-neutrality versus the benchmark and a conservative posture with regard to credit quality and liquidity.

Risk premiums have widened for virtually all spread-sector securities because of concerns over subprime mortgage contagion. While wider risk premiums are generally warranted, the market has been somewhat indiscriminate in pricing securities lower regardless of risk, creating many return enhancement opportunities. We intend to prudently

100 Semiannual Report 2008

exploit these opportunities, while maintaining the quality and liquidity of the Fund.

Subadviser:
Morley Capital Management, Inc.

Portfolio Managers:
Shane Johnston and Perpetua M. Phillips

2008 Semiannual Report 101

Fund Performance	Nationwide Short Duration Bond Fund

Average Annual Total Return
(For periods ended April 30, 2008)

						Gross	Net
		Six				Expense	Expense
		month*	1 Yr.	5 Yr.	Inception[1]	Ratio*	Ratio*

Class A2	w/o SC3	2.99%	5.59%	3.28%	4.02%	0.80%	0.70%
	w/SC4	0.67%	3.19%	2.65%	3.68%

Class C6	w/o SC3	2.64%	5.10%	2.98%	3.86%	1.30%	1.20%
	w/SC7	1.89%	4.35%	2.98%	3.86%

Institutional Class Shares[5]		3.12%	5.95%	3.58%	4.38%	0.55%	0.45%

Service Class Shares[5]		2.82%	5.50%	3.19%	3.99%	0.95%	0.85%

IRA Shares[5]		2.85%	5.54%	3.21%	3.99%	0.80%	0.70%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on February 1, 1999.

[2]	These returns until the creation of Class A shares (7/16/03) include the performance of the Fund’s IRA Class shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class A shares would have produced because Class A shares invest in the same portfolio of securities as IRA Class shares and have the same expenses after any fee waivers or reimbursements. For Class A returns including sales charges, these returns have been restated for the applicable sales charges.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 2.25% front-end sales charge was deducted.

[5]	Not subject to any sales charges.

[6]	These returns until the creation of Class C shares (2/28/05) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class A shares. The performance for Class C has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 fees) applicable to the classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[7]	A 0.75% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Short Duration Bond Fund, Merrill Lynch 1-3 Year Treasury Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	Merrill Lynch 1-3 Year Treasury Index is an unmanaged index comprised of U.S. Treasury securities with maturities ranging from one to three years, which are guaranteed as to the timely payment of principal and interest by the U.S. government.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

102 Semiannual Report 2008

Shareholder	Nationwide Short Duration Bond Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 —	11/01/07 —
Nationwide Short Duration Bond Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	1,029.90	3.48	0.69
	Hypothetical	(b)	1,000.00	1,021.43	3.47	0.69

Class C Shares	Actual		1,000.00	1,026.40	6.00	1.19
	Hypothetical	(b)	1,000.00	1,018.95	5.97	1.19

Institutional Class Shares	Actual		1,000.00	1,031.20	2.22	0.44
	Hypothetical	(b)	1,000.00	1,022.68	2.21	0.44

Service Class Shares	Actual		1,000.00	1,028.20	4.14	0.82
	Hypothetical	(b)	1,000.00	1,020.79	4.12	0.82

IRA Class Shares	Actual		1,000.00	1,028.50	3.83	0.76
	Hypothetical	(b)	1,000.00	1,021.08	3.82	0.76

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 103

Portfolio Summary	Nationwide Short Duration Bond Fund
April 30, 2008 (Unaudited)

Asset Allocation

U.S. Government Sponsored & Agency Obligations	29.8%
Asset-Backed Securities	20.3%
Collateralized Mortgage Obligations	17.9%
Commercial Mortgage Backed Securities	14.2%
Corporate Bonds	10.3%
Repurchase Agreements	7.1%
Other assets in excess of liabilities	0.4%

100.0%

Top Industries

Auto Loans	9.9%
Home Equity Loans	5.0%
Other Financial	3.4%
Utility Loans	1.4%
Consumer Finance	1.4%
Specialty Retail	1.4%
Insurance	1.4%
Credit Card Loans	1.4%
Banks	1.4%
Equipment Loans	1.3%
Other	72.0%

100.0%

Top Holdings*

U.S. Treasury Notes 4.75%, 02/15/10	14.2%
U.S. Treasury Notes 4.50%, 05/15/10	12.8%
Fannie Mae REMICS, 4.00%, Series 2004-80, Class LG, 10/25/16	3.7%
Fannie Mae REMICS, 4.00% Series 2004-9, Class YJ, 10/25/13	3.1%
Freddie Mac REMICS, 4.50% Series 2870, Class BC, 07/15/14	3.0%
Citifinancial Mortgage Securities, Inc., Series 2003-4, Class AF4, 4.43%, 10/25/33	2.9%
Federal Home Loan Mortgage Corp., 2.88%, 04/30/10	2.7%
LB-UBS Commercial Mortgage Trust, 4.89%, Series 2005-C5, Class A2, 09/15/30	2.7%
HSBC Finance Corp., 5.88%, 02/01/09	2.1%
Residential Asset Securities Corp., Series 2003-KS10, Class AI4, 4.47%, 03/25/32	2.0%
Other	50.8%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

104 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Short Duration Bond Fund

Asset Backed Securities (20.3%)
	Principal
	Amount	Value

Agency Wrap (1.3%) (a)
FHLMC Structured Pass Through Securities, Series T-50, Class A6, 3.61%, 09/27/12	$979,410	$976,588

Auto Loans (9.9%)
AmeriCredit Automobile Receivables Trust, Series 2005-CF, Class A4, 4.63%, 06/06/12	1,500,000	1,490,134
Capital Auto Receivables Asset Trust, Series 2008-1, Class A4A, 4.46%, 07/15/14	1,000,000	970,150
Daimler Chrysler Auto Trust, Series 2007-A, Class A4, 5.28%, 03/08/13	1,000,000	1,003,489
Honda Auto Receivables Owner Trust, Series 2006-3, Class A4, 5.11%, 04/15/12	1,140,000	1,150,537
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A4, 4.28%, 06/16/14	700,000	681,786
USAA Auto Owner Trust, Series 2008-1, Class A4, 4.50%, 10/15/13	1,000,000	977,920
World Omni Auto Receivables Trust, Series 2008-A, Class A4, 4.74%, 10/15/13	1,000,000	987,640

		7,261,656

Credit Card Loans (1.4%)
Chase Issuance Trust, Series 2005-A7, Class A7, 4.55%, 03/15/13	1,000,000	1,003,339

Equipment Loans (1.3%) (b)
MBNA Practice Solutions Owner Trust, Series 2005-2, Class A4, 4.47%, 06/15/13	1,000,000	995,946

Home Equity Loans (5.0%)
Citifinancial Mortgage Securities, Inc., Series 2003-4, Class AF4, 4.43%, 10/25/33 (c)	2,252,959	2,152,361
Residential Asset Securities Corp., Series 2003-KS10, Class AI4, 4.47%, 03/25/32	1,576,471	1,499,275

		3,651,636

Utility Loans (1.4%)
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A2, 5.03%, 03/25/14	1,000,000	1,015,243

Total Asset-Backed Securities		14,904,408

Fannie Mae REMICS
4.50%, Series 2004-79, Class VE, 08/25/10	1,050,228	1,057,743
4.00%, Series 2004-9, Class YJ, 10/25/13	2,284,999	2,289,501
4.00%, Series 2004-80, Class LG, 10/25/16	2,738,862	2,745,046
Freddie Mac REMICS
4.50%, Series 2870, Class BC, 07/15/14	2,166,139	2,182,732
4.00%, Series 2676, Class CV, 05/15/16	1,169,753	1,167,766
4.00%, Series 2626, Class UN, 08/15/29	1,201,502	1,202,729
Government National Mortgage Association
4.00%, Series 2004-76, Class QA, 01/20/34	1,324,651	1,294,107
3.47%, Series 2004-22, Class BK, 04/20/34	1,221,069	1,213,567

Total Collateralized Mortgage Obligations		13,153,191

Commercial Mortgage Backed Securities (14.2%)

Bear Stearns Commercial Mortgage Securities
5.06%, Series 2001-TOP4, Class A1, 11/15/16	1,042,632	1,045,863
6.08%, Series 2001-TOP2, Class A1, 02/15/35	546,838	553,976
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A1, 4.98%, 12/11/49	893,367	886,819
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A2, 5.51%, 04/10/38 (a)	1,000,000	1,005,688
LB-UBS Commercial Mortgage Trust
4.89%, Series 2005-C5, Class A2, 09/15/30	2,000,000	2,002,536
5.39%, Series 2007-C1, Class A1, 02/15/40 (a)	819,016	822,030
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A1, 4.71%, 07/12/46 (a)	1,213,383	1,204,375
Nomura Asset Securities Corp., Series 1998-D6, Class A1B, 6.59%, 03/15/30	261,600	262,879
Wachovia Bank Commercial Mortgage Trust
4.78%, Series 2005-C17, Class A2, 03/15/42	1,341,647	1,340,079

2008 Semiannual Report 105

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Short Duration Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)
	Principal
	Amount	Value

5.62%, Series 2006-C27, Class A2, 07/15/45	$1,300,000	$1,305,743

Total Commercial Mortgage Backed Securities		10,429,988

Corporate Bonds (10.3%)

Bank (1.4%)
Wells Fargo & Co., 3.98%, 10/29/10	1,000,000	1,002,590

Consumer Finance (1.4%) (b)
TIAA Global Markets, Inc., 4.88%, 01/12/11	1,000,000	1,011,780

Diversified Financial Services (1.3%)
Merrill Lynch & Co., Inc., 4.25%, 02/08/10	1,000,000	977,640

Insurance (1.4%)
Genworth Financial, Inc., 5.23%, 05/16/09	1,000,000	1,003,390

Other Financial (3.4%)
HSBC Finance Corp., 5.88%, 02/01/09	1,500,000	1,516,530
Metropolitan Life Global Funding I, 4.63%, 08/19/10 (b)	1,000,000	1,015,970

		2,532,500

Specialty Retail (1.4%)
Wal-Mart Stores, Inc., 4.13%, 02/15/11	1,000,000	1,011,170

Total Corporate Bonds		7,539,070

U.S. Government Sponsored & Agency Obligations (29.8%)

Federal Home Loan Mortgage Corp., 2.88%, 04/30/10	2,000,000	2,003,500
U.S. Treasury Notes
4.75%, 02/15/10	10,000,000	10,447,700
4.50%, 05/15/10	9,000,000	9,410,670

Total U.S. Government Sponsored & Agency Obligations		21,861,870

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $3,981,977, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $4,061,403	$3,981,767	3,981,767
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $1,243,218, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $1,268,016	1,243,153	1,243,153

Total Repurchase Agreements		5,224,920

Total Investments (Cost $72,716,928) (d) — 99.6%		73,113,447

Other assets in excess of liabilities — 0.4%		324,894

NET ASSETS — 100.0%		$73,438,341

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2008. The maturity date represents the actual maturity date.

(b)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.

(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at April 30, 2008.

(d)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

FHLMC	Federal Home Loan Mortgage Corporation

See accompanying notes to financial statements.

106 Semiannual Report 2008

Statements of Assets and Liabilities
April 30, 2008 (Unaudited)

			Nationwide
	Nationwide	Nationwide Enhanced	Government	Nationwide Short
	Bond Fund	Income Fund	Bond Fund	Duration Bond Fund

Assets:
Investments, at value (cost $90,314,896; $148,119,606; $140,237,876 and $67,492,008)*	$90,572,432	$148,723,330	$143,730,033	$67,888,527
Repurchase agreements, at cost and value	3,101,751	10,475,228	17,035,508	5,224,920

Total Investments	93,674,183	159,198,558	160,765,541	73,113,447

Interest receivable	790,610	929,743	1,096,371	526,632
Receivable for capital shares issued	11,093	2,441	7,947	6,400
Prepaid expenses and other assets	30,447	7,532	29,933	788

Total Assets	94,506,333	160,138,274	161,899,792	73,647,267

Liabilities:
Cash overdrafts	159	–	–	–
Payable for investments purchased	–	2,024,747	–	–
Distributions payable	47,715	2,448	38,530	4,556
Payable for capital shares redeemed	228,062	635,124	419,233	134,465
Payable upon return of securities loaned (Note 2)	1,939,672	–	11,125,000	–
Accrued expenses and other payables:
Investment advisory fees	37,695	22,961	58,600	15,158
Fund administration and transfer agent fees	19,976	12,699	22,116	17,267
Distribution fees	5,906	320	14,323	15,322
Administrative servicing fees	18,449	250	67,833	11,930
Trustee fees	220	856	52	240
Compliance program costs (Note 3)	2,416	7,651	3,285	3,502
Custodian fees	665	2,791	3,247	115
Other	1,894	8,605	1,578	6,371

Total Liabilities	2,302,829	2,718,452	11,753,797	208,926

Net Assets	$92,203,504	$157,419,822	$150,145,995	$73,438,341

Represented by:
Capital	$92,032,932	$162,421,377	$146,228,971	$76,077,313
Accumulated net investment income (loss)	21,164	116,394	114,894	(247,473)
Accumulated net realized gains (losses) from investment transactions	(108,128)	(5,721,673)	309,973	(2,788,018)
Net unrealized appreciation/(depreciation) on investments	257,536	603,724	3,492,157	396,519

Net Assets	$92,203,504	$157,419,822	$150,145,995	$73,438,341

Net Assets:
Class A Shares	$13,669,703	$1,380,996	$46,536,117	$664,695
Class B Shares	557,601	–	734,025	–
Class C Shares	1,924,358	–	4,677,488	332,911
Class D Shares	74,415,375	–	95,886,418	–
Class R Shares	239,747	1,135	298,013	–
Class X Shares	1,255,222	–	1,330,574	–
Class Y Shares	141,498	–	682,206	–
Institutional Service Class Shares	–	12,779	–	–
Institutional Class Shares	–	156,024,912	1,154	840,947
Service Class Shares	–	–	–	58,503,671
IRA Class Shares	–	–	–	13,096,117

Total	$92,203,504	$157,419,822	$150,145,995	$73,438,341

See accompanying notes to financial statements.

2008 Semiannual Report 107

Statements of Assets and Liabilities (Continued)

				Nationwide
	Nationwide	Nationwide Enhanced		Government	Nationwide Short
	Bond Fund	Income Fund		Bond Fund	Duration Bond Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,434,160	149,841		4,414,406	65,854
Class B Shares	58,502	–		69,635	–
Class C Shares	201,743	–		443,981	32,971
Class D Shares	7,796,962	–		9,090,534	–
Class R Shares	25,133	125		28,241	–
Class X Shares	131,674	–		126,326	–
Class Y Shares	14,828	–		64,766	–
Institutional Service Class Shares	–	1,385		–	–
Institutional Class Shares	–	16,927,961		109	83,266
Service Class Shares	–	–		–	5,797,130
IRA Class Shares	–	–		–	1,297,478

Total	9,663,002	17,079,312		14,237,998	7,276,699

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.53	$9.22		$10.54	$10.09
Class B Shares (a)	$9.53	$—		$10.54	$—
Class C Shares (b)	$9.54	$—		$10.54	$10.10
Class D Shares	$9.54	$—		$10.55	$—
Class R Shares	$9.54	$9.22	(c)	$10.55	$—
Class X Shares (a)	$9.53	$—		$10.53	$—
Class Y Shares (b)	$9.54	$—		$10.53	$—
Institutional Service Class Shares	$—	$9.23		$—	$—
Institutional Class Shares	$—	$9.22		$10.54 (c)	$10.10
Service Class Shares	$—	$—		$—	$10.09
IRA Class Shares	$—	$—		$—	$10.09
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.95	$9.43		$11.01	$10.32
Class D Shares	$9.99	$—		$11.05	$—
Maximum Sales Charge:

Class A Shares	4.25%	2.25%		4.25%	2.25%

Class D Shares	4.50%			4.50%

(a)	For Class B and Class X Shares, the redemption price per share varies by length of time shares are held.

(b)	For Class C and Class Y Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at April 30, 2008. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

*	Includes value of securities on loan of $5,875,775; $0; $10,694,325 and $0 (Note 2).

See accompanying notes to financial statements.

108 Semiannual Report 2008

Statements of Operations
For the six months ended April 30, 2008 (Unaudited)

			Nationwide
	Nationwide	Nationwide Enhanced	Government	Nationwide Short
	Bond Fund	Income Fund	Bond Fund	Duration Bond Fund

INVESTMENT INCOME:
Interest income	$2,495,371	$3,562,254	$3,515,456	$1,329,515
Income from securities lending (Note 2)	24,889	–	14,464	–

Total Income	2,520,260	3,562,254	3,529,920	1,329,515

Expenses:
Investment advisory fees	228,205	262,586	329,395	126,925
Fund administration and transfer agent fees	48,915	73,575	67,904	31,717
Distribution fees Class A	16,036	1,794	44,850	689
Distribution fees Class B	2,275	–	2,808	–
Distribution fees Class C	8,878	–	16,366	467
Distribution fees Class R	99	3	49	–
Distribution fees Class X	5,900	–	6,152	–
Distribution fees Class Y	612	–	3,012	–
Distribution fees Service Class	–	–	–	71,568
Distribution fees IRA Class	–	–	–	17,248
Administrative servicing fees Class A	10,682	1,048	30,765	–
Administrative servicing fees Class D	20,760	–	75,726	–
Administrative servicing fees Class R	–	1	–	–
Administrative servicing fees Service Class	–	–	–	35,176
Administrative servicing fees IRA Class	–	–	–	4,582
Registration and filing fees	32,702	26,116	33,708	18,803
Printing fees	21,775	2,543	15,153	7,080
Trustee fees	2,468	4,125	3,455	1,950
Compliance program costs (Note 3)	116	132	147	894
Custodian fees	176	864	9,698	2,148
Other	7,732	16,912	12,150	7,760

Total expenses before reimbursed/waived expenses	407,331	389,699	651,338	327,007

Earnings credit (Note 5)	–	(432)	(91)	(572)
Expenses voluntarily reduced by Investment Adviser	–	–	–	(36,264)
Expenses reimbursed	–	(58,966)	–	–
Expenses voluntarily waived by Administrator	(410)	(90)	(346)	–

Net Expenses	406,921	330,211	650,901	290,171

Net Investment Income	2,113,339	3,232,043	2,879,019	1,039,344

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains on investment transactions	1,051,513	39,115	660,869	86,682
Net change in unrealized appreciation/(depreciation) on investments	(991,491)	519,709	2,342,163	922,074

Net realized/unrealized gains from investments	60,022	558,824	3,003,032	1,008,756

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,173,361	$3,790,867	$5,882,051	$2,048,100

See accompanying notes to financial statements.

2008 Semiannual Report 109

Statements of Changes in Net Assets

	Nationwide Bond Fund		Nationwide Enhanced Income Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$2,113,339	$4,874,895	$3,232,043	$12,244,989
Net realized gains (losses) on investment transactions	1,051,513	1,113,283	39,115	(420,747	)(a)
Net change in unrealized appreciation/(depreciation) on investments	(991,491)	(1,783,177)	519,709	1,468,205

Change in net assets resulting from operations	2,173,361	4,205,001	3,790,867	13,292,447

Distributions to Shareholders From:
Net investment income:
Class A	(278,368)	(574,170)	(28,333)	(63,014)
Class B	(8,535)	(12,979)	–	–
Class C	(33,390)	(53,417)	–	–
Class D	(1,750,902)	(3,994,198)	–	–
Class R	(830)	(50)	(21)	(41)
Class X	(27,093)	(71,656)	–	–
Class Y	(2,808)	(6,394)	–	–
Institutional Service Class	–	–	(286)	(1,886)
Institutional Class	–	(78,829)	(3,226,068)	(11,861,386)

Change in net assets from shareholder distributions	(2,101,926)	(4,791,693)	(3,254,708)	(11,926,327)

Change in net assets from capital transactions	1,504,314	(19,910,544)	(7,907,516)	(275,209,462)

Change in net assets	1,575,749	(20,497,236)	(7,371,357)	(273,843,342)

Net Assets:
Beginning of period	90,627,755	111,124,991	164,791,179	438,634,521

End of period	$92,203,504	$90,627,755	$157,419,822	$164,791,179

Accumulated net investment income at end of period	$21,164	$9,751	$116,394	$139,059

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,551,031	$4,627,891	$665,769	$993,170
Dividends reinvested	250,915	493,279	16,521	43,606
Cost of shares redeemed (b)	(3,298,742)	(4,295,902)	(695,102)	(1,224,623)

Total Class A	1,503,204	825,268	(12,812)	(187,847)

Class B Shares
Proceeds from shares issued	260,106	225,866	–	–
Dividends reinvested	4,497	6,437	–	–
Cost of shares redeemed	(76,365)	(126,858)	–	–

Total Class B	188,238	105,445	–	–

Class C Shares
Proceeds from shares issued	940,297	1,107,691	–	–
Dividends reinvested	6,950	9,393	–	–
Cost of shares redeemed (b)	(439,443)	(983,047)	–	–

Total Class C	507,804	134,037	–	–

See accompanying notes to financial statements.

110 Semiannual Report 2008

	Nationwide Bond Fund		Nationwide Enhanced Income Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class D Shares
Proceeds from shares issued	$4,603,975	$4,770,586	$–	$–
Dividends reinvested	1,518,468	3,455,584	–	–
Cost of shares redeemed (b)	(6,809,528)	(16,609,923)	–	–

Total Class D	(687,085)	(8,383,753)	–	–

Class R Shares
Proceeds from shares issued	238,119	363	–	75
Dividends reinvested	71	50	21	41
Cost of shares redeemed	(288)	(76)	–	(75)

Total Class R	237,902	337	21	41

Class X Shares
Proceeds from shares issued	13,517	39,036	–	–
Dividends reinvested	20,626	57,407	–	–
Cost of shares redeemed	(276,409)	(445,674)	–	–

Total Class X	(242,266)	(349,231)	–	–

Class Y Shares
Proceeds from shares issued	43,986	1,347	–	–
Dividends reinvested	2,168	5,032	–	–
Cost of shares redeemed	(49,637)	(11,655)	–	–

Total Class Y	(3,483)	(5,276)	–	–

Institutional Service Class Shares
Proceeds from shares issued	–	–	–	75,000
Dividends reinvested	–	–	286	1,412
Cost of shares redeemed	–	–	(987)	(75,000)

Total Institutional Service Class	–	–	(701)	1,412

Institutional Class Shares
Proceeds from shares issued	–	759,518	15,411,108	3,600,000
Dividends reinvested	–	78,829	3,226,031	11,861,386
Redemptions in-kind	–	–	–	(197,215,094)
Cost of shares redeemed	–	(13,075,718)	(26,531,163)	(93,269,360)

Total Institutional Class	–	(12,237,371)	(7,894,024)	(275,023,068)

Change in net assets from capital transactions:	$1,504,314	$(19,910,544)	$(7,907,516)	$(275,209,462)

SHARE TRANSACTIONS:
Class A Shares
Issued	471,396	485,346	72,039	108,502
Reinvested	26,044	51,843	1,791	4,765
Redeemed	(342,366)	(452,219)	(75,380)	(133,736)

Total Class A Shares	155,074	84,970	(1,550)	(20,469)

Class B Shares
Issued	26,960	23,722	–	–
Reinvested	467	678	–	–
Redeemed	(7,947)	(13,374)	–	–

Total Class B Shares	19,480	11,026	–	–

See accompanying notes to financial statements.

2008 Semiannual Report 111

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Fund		Nationwide Enhanced Income Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

SHARE TRANSACTIONS: (continued)
Class C Shares
Issued	96,690	116,035	–	–
Reinvested	722	985	–	–
Redeemed	(45,798)	(103,167)	–	–

Total Class C Shares	51,614	13,853	–	–

Class D Shares
Issued	477,072	500,925	–	–
Reinvested	157,333	362,664	–	–
Redeemed	(705,738)	(1,743,045)	–	–

Total Class D Shares	(71,333)	(879,456)	–	–

Class R Shares
Issued	25,004	38	–	9
Reinvested	8	5	2	5
Redeemed	(30)	(8)	–	(8)

Total Class R Shares	24,982	35	2	6

Class X Shares
Issued	1,408	4,097	–	–
Reinvested	2,140	6,031	–	–
Redeemed	(28,702)	(46,852)	–	–

Total Class X Shares	(25,154)	(36,724)	–	–

Class Y Shares
Issued	4,634	140	–	–
Reinvested	225	528	–	–
Redeemed	(5,197)	(1,229)	–	–

Total Class Y Shares	(338)	(561)	–	–

Institutional Service Class Shares
Issued	–	–	–	8,188
Reinvested	–	–	32	154
Redeemed	–	–	(107)	(8,182)

Total Institutional Service Class Shares	–	–	(75)	160

Institutional Class Shares
Issued	–	79,677	1,673,377	393,443
Reinvested	–	8,185	349,664	1,296,543
Redemptions in-kind	–	–	–	(21,553,562)
Redeemed	–	(1,363,420)	(2,884,487)	(10,204,589)

Total Institutional Class Shares	–	(1,275,558)	(861,446)	(30,068,165)

Total change in shares:	154,325	(2,082,415)	(863,069)	(30,088,468)

(a)	Includes realized gain as a result of a redemption in kind (Note 9).

(b)	Includes redemption fees — see Note 4 to Financial Statements.

See accompanying notes to financial statements.

112 Semiannual Report 2008

Statements of Changes in Net Assets

	Nationwide Government Bond Fund		Nationwide Short Duration Bond Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$2,879,019	$5,199,472	$1,039,344	$2,923,092
Net realized gains on investment transactions	660,869	647,364	86,682	68,608
Net change in unrealized appreciation/(depreciation) on investments	2,342,163	235,219	922,074	885,477

Change in net assets resulting from operations	5,882,051	6,082,055	2,048,100	3,877,177

Distributions to Shareholders From:
Net investment income:
Class A	(729,406)	(1,257,974)	(9,711)	(32,678)
Class B	(9,805)	(13,280)	–	–
Class C	(57,363)	(55,128)	(1,885)	(1,274)
Class D	(1,939,834)	(3,810,564)	–	–
Class R	(376)	(49)	–	–
Class X	(26,347)	(61,429)	–	–
Class Y	(12,957)	(29,562)	–	–
Institutional Class	(26)	(48)	(15,083)	(80,674)
Service Class	–	–	(978,822)	(2,264,357)
IRA Class	–	–	(238,778)	(672,907)

Change in net assets from shareholder distributions	(2,776,114)	(5,228,034)	(1,244,279)	(3,051,890)

Change in net assets from capital transactions	27,083,612	(10,775,966)	(203,104)	(24,522,437)

Change in net assets	30,189,549	(9,921,945)	600,717	(23,697,150)

Net Assets:
Beginning of period	119,956,446	129,878,391	72,837,624	96,534,774

End of period	$150,145,995	$119,956,446	$73,438,341	$72,837,624

Accumulated net investment income (loss) at end of period	$114,894	$11,989	$(247,473)	$(42,538)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$19,452,007	$8,000,176	$327,891	$57,595
Dividends reinvested	705,616	1,223,211	7,647	23,948
Cost of shares redeemed (a)	(5,632,046)	(9,839,620)	(473,438)	(252,011)

Total Class A	14,525,577	(616,233)	(137,900)	(170,468)

Class B Shares
Proceeds from shares issued	361,626	108,178	–	–
Dividends reinvested	3,472	5,041	–	–
Cost of shares redeemed (a)	(57,984)	(59,931)	–	–

Total Class B	307,114	53,288	–	–

Class C Shares
Proceeds from shares issued	4,712,424	1,098,753	409,556	32,771
Dividends reinvested	30,396	4,152	1,151	1,266
Cost of shares redeemed (a)	(1,577,815)	(2,242,035)	(116,971)	(136,165)

Total Class C	3,165,005	(1,139,130)	293,736	(102,128)

See accompanying notes to financial statements.

2008 Semiannual Report 113

Statements of Changes in Net Assets (Continued)

	Nationwide Government Bond Fund		Nationwide Short Duration Bond Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class D Shares
Proceeds from shares issued	$17,177,698	$16,490,280	$–	$–
Dividends reinvested	1,773,246	3,443,619	–	–
Cost of shares redeemed (a)	(9,815,768)	(28,552,137)	–	–

Total Class D	9,135,176	(8,618,238)	–	–

Class R Shares
Proceeds from shares issued	297,414	810	–	–
Dividends reinvested	275	42	–	–
Cost of shares redeemed (a)	(1,576)	(75)	–	–

Total Class R	296,113	777	–	–

Class X Shares
Proceeds from shares issued	23,441	47,685	–	–
Dividends reinvested	25,262	58,968	–	–
Cost of shares redeemed (a)	(270,538)	(512,785)	–	–

Total Class X	(221,835)	(406,132)	–	–

Class Y Shares
Proceeds from shares issued	5,350	12,373	–	–
Dividends reinvested	10,718	20,716	–	–
Cost of shares redeemed (a)	(139,632)	(83,435)	–	–

Total Class Y	(123,564)	(50,346)	–	–

Institutional Class Shares
Proceeds from shares issued	–	–	91,773	119,234
Dividends reinvested	26	48	15,082	77,492
Cost of shares redeemed (a)	–	–	(119,316)	(4,726,781)

Total Institutional Class	26	48	(12,461)	(4,530,055)

Service Class Shares
Proceeds from shares issued	–	–	9,281,434	12,800,444
Dividends reinvested	–	–	970,273	2,256,609
Cost of shares redeemed (a)	–	–	(8,541,720)	(27,323,045)

Total Service Class	–	–	1,709,987	(12,265,992)

IRA Class Shares
Proceeds from shares issued	–	–	113,979	451,584
Dividends reinvested	–	–	217,511	623,711
Cost of shares redeemed (a)	–	–	(2,387,956)	(8,529,089)

Total IRA Class Shares	–	–	(2,056,466)	(7,453,794)

Change in net assets from capital transactions:	$27,083,612	$(10,775,966)	$(203,104)	$(24,522,437)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,843,352	785,655	32,300	5,815
Reinvested	66,766	120,057	756	2,418
Redeemed	(534,499)	(967,126)	(47,087)	(25,459)

Total Class A Shares	1,375,619	(61,414)	(14,031)	(17,226)

See accompanying notes to financial statements.

114 Semiannual Report 2008

	Nationwide Government Bond Fund		Nationwide Short Duration Bond Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

SHARE TRANSACTIONS: (continued)
Class B Shares
Issued	34,150	10,608	–	–
Reinvested	329	495	–	–
Redeemed	(5,491)	(5,878)	–	–

Total Class B Shares	28,988	5,225	–	–

Class C Shares
Issued	443,875	107,534	40,395	3,320
Reinvested	2,869	408	114	128
Redeemed	(150,209)	(220,165)	(11,535)	(13,798)

Total Class C Shares	296,535	(112,223)	28,974	(10,350)

Class D Shares
Issued	1,623,826	1,616,996	–	–
Reinvested	167,754	337,762	–	–
Redeemed	(930,675)	(2,803,807)	–	–

Total Class D Shares	860,905	(849,049)	–	–

Class R Shares
Issued	28,181	79	–	–
Reinvested	26	4	–	–
Redeemed	(148)	(7)	–	–

Total Class R Shares	28,059	76	–	–

Class X Shares
Issued	2,221	4,682	–	–
Reinvested	2,394	5,793	–	–
Redeemed	(25,644)	(50,466)	–	–

Total Class X Shares	(21,029)	(39,991)	–	–

Class Y Shares
Issued	508	1,219	–	–
Reinvested	1,015	2,035	–	–
Redeemed	(13,306)	(8,217)	–	–

Total Class Y Shares	(11,783)	(4,963)	–	–

Institutional Class Shares
Issued	–	–	9,038	12,051
Reinvested	2	5	1,491	7,828
Redeemed	–	–	(11,852)	(477,585)

Total Institutional Class Shares	2	5	(1,323)	(457,706)

Service Class Shares
Issued	–	–	916,529	1,293,743
Reinvested	–	–	95,942	227,779
Redeemed	–	–	(846,838)	(2,759,711)

Total Service Class Shares	–	–	165,633	(1,238,189)

See accompanying notes to financial statements.

2008 Semiannual Report 115

Statements of Changes in Net Assets (Continued)

	Nationwide Government Bond Fund		Nationwide Short Duration Bond Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

SHARE TRANSACTIONS: (continued)
IRA Class Shares
Issued	–	–	11,216	45,689
Reinvested	–	–	21,506	62,963
Redeemed	–	–	(236,804)	(862,095)

Total IRA Class Shares	–	–	(204,082)	(753,443)

Total change in shares:	2,557,296	(1,062,334)	(24,829)	(2,476,914)

(a)	Includes redemption fees — see Note 4 to Financial Statements.

See accompanying notes to financial statements.

116 Semiannual Report 2008

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Bond Fund

												Ratio of
			Net								Ratio of	Expenses
	Net Asset		Realized and							Ratio of	Net	(Prior to
	Value,	Net	Unrealized Gains	Total from	Net		Net		Net	Expenses	Investment Income	Reimbursements) to
	Beginning	Investment	(Losses) on	Investment	Investment	Total	Asset Value,	Total	Assets at End	to Average Net	to Average Net	Average Net	Portfolio
	of Period	Income	Investments	Activities	Income	Distributions	End of Period	Return (a)(b)	of Period (000’s)	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)

Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$9.52	0.21	0.01	0.22	(0.21)	(0.21)	$9.53	2.28%	$13,670	1.17%	4.37%	1.17%	30.55%
Year Ended October 31, 2007	$9.58	0.47	(0.07)	0.40	(0.46)	(0.46)	$9.52	4.23%	$12,178	1.07%	4.89%	1.08%	39.35%
Year Ended October 31, 2006	$9.53	0.44	0.04	0.48	(0.43)	(0.43)	$9.58	5.22%	$11,434	1.08%	4.76%	1.08%	36.06%
Year Ended October 31, 2005	$9.75	0.40	(0.22)	0.18	(0.40)	(0.40)	$9.53	1.87%	$10,212	1.10%	4.15%	(i)	34.08%
Year Ended October 31, 2004	$9.67	0.43	0.08	0.51	(0.43)	(0.43)	$9.75	5.37%	$10,669	1.04%	4.38%	(i)	17.20%
Year Ended October 31, 2003	$9.43	0.46	0.24	0.70	(0.46)	(0.46)	$9.67	7.55%	$10,128	1.08%	4.74%	(i)	17.73%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$9.52	0.18	0.01	0.19	(0.18)	(0.18)	$9.53	1.99%	$558	1.75%	3.78%	1.75%	30.55%
Year Ended October 31, 2007	$9.57	0.40	(0.06)	0.34	(0.39)	(0.39)	$9.52	3.67%	$371	1.72%	4.24%	1.73%	39.35%
Year Ended October 31, 2006	$9.53	0.39	0.02	0.41	(0.37)	(0.37)	$9.57	4.41%	$268	1.75%	4.12%	1.75%	36.06%
Year Ended October 31, 2005	$9.75	0.34	(0.22)	0.12	(0.34)	(0.34)	$9.53	1.18%	$223	1.78%	3.46%	(i)	34.08%
Year Ended October 31, 2004	$9.67	0.36	0.08	0.44	(0.36)	(0.36)	$9.75	4.66%	$102	1.72%	3.64%	(i)	17.20%
Period Ended October 31, 2003 (f)	$9.49	0.06	0.18	0.24	(0.06)	(0.06)	$9.67	2.50%	$24	1.83%	3.62%	(i)	17.73%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$9.53	0.18	0.01	0.19	(0.18)	(0.18)	$9.54	1.99%	$1,924	1.75%	3.79%	1.75%	30.55%
Year Ended October 31, 2007	$9.58	0.40	(0.06)	0.34	(0.39)	(0.39)	$9.53	3.66%	$1,430	1.72%	4.24%	1.73%	39.35%
Year Ended October 31, 2006	$9.54	0.39	0.02	0.41	(0.37)	(0.37)	$9.58	4.40%	$1,306	1.74%	4.15%	1.74%	36.06%
Year Ended October 31, 2005	$9.76	0.34	(0.22)	0.12	(0.34)	(0.34)	$9.54	1.18%	$696	1.78%	3.45%	(i)	34.08%
Year Ended October 31, 2004	$9.68	0.36	0.08	0.44	(0.36)	(0.36)	$9.76	4.63%	$182	1.72%	3.48%	(i)	17.20%
Period Ended October 31, 2003 (f)	$9.50	0.06	0.18	0.24	(0.06)	(0.06)	$9.68	2.49%	$9	1.87%	3.60%	(i)	17.73%

Class D Shares
Six Months Ended April 30, 2008 (Unaudited)	$9.53	0.22	0.01	0.23	(0.22)	(0.22)	$9.54	2.46%	$74,415	0.80%	4.72%	0.81%	30.55%
Year Ended October 31, 2007	$9.59	0.49	(0.07)	0.42	(0.48)	(0.48)	$9.53	4.54%	$75,009	0.77%	5.17%	0.77%	39.35%
Year Ended October 31, 2006	$9.55	0.48	0.02	0.50	(0.46)	(0.46)	$9.59	5.39%	$83,878	0.80%	5.00%	0.80%	36.06%
Year Ended October 31, 2005	$9.77	0.43	(0.22)	0.21	(0.43)	(0.43)	$9.55	2.15%	$99,133	0.83%	4.41%	(i)	34.08%
Year Ended October 31, 2004	$9.68	0.45	0.09	0.54	(0.45)	(0.45)	$9.77	5.75%	$112,631	0.78%	4.64%	(i)	17.20%
Year Ended October 31, 2003	$9.44	0.49	0.24	0.73	(0.49)	(0.49)	$9.68	7.81%	$127,591	0.82%	5.00%	(i)	17.73%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003
(h)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(i)	There were no fee reductions during the period.

See accompanying notes to financial statements.

2008 Semiannual Report 117

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Bond Fund (Continued)

												Ratio of
			Net								Ratio of	Expenses
	Net Asset		Realized and							Ratio of	Net	(Prior to
	Value,	Net	Unrealized Gains	Total from	Net		Net		Net	Expenses	Investment Income	Reimbursements) to
	Beginning	Investment	(Losses) on	Investment	Investment	Total	Asset Value,	Total	Assets at End	to Average Net	to Average Net	Average Net	Portfolio
	of Period	Income	Investments	Activities	Income	Distributions	End of Period	Return (a)(b)	of Period (000’s)	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$9.53	0.20	0.01	0.21	(0.20)	(0.20)	$9.54	2.24%	$240	1.30%	4.22%	1.30%	30.55%
Year Ended October 31, 2007	$9.59	0.42	(0.06)	0.36	(0.42)	(0.42)	$9.53	3.88%	$1	1.44%	4.51%	1.44%	39.35%
Year Ended October 31, 2006	$9.55	0.42	0.03	0.45	(0.41)	(0.41)	$9.59	4.88%	$1	1.30%	4.53%	1.30%	36.06%
Year Ended October 31, 2005	$9.77	0.40	(0.22)	0.18	(0.40)	(0.40)	$9.55	1.81%	$1	1.14%	4.08%	(i)	34.08%
Year Ended October 31, 2004	$9.68	0.39	0.09	0.48	(0.39)	(0.39)	$9.77	5.06%	$1	1.37%	3.99%	(i)	17.20%
Period Ended October 31, 2003 (g)	$9.80	0.03	(0.12)	(0.09)	(0.03)	(0.03)	$9.68	(0.92%)	$1	1.85%	3.48%	1.95%	17.73%

Class X Shares
Six Months Ended April 30, 2008 (Unaudited)	$9.52	0.19	0.01	0.20	(0.19)	(0.19)	$9.53	2.06%	$1,255	1.60%	3.93%	1.60%	30.55%
Year Ended October 31, 2007	$9.58	0.42	(0.07)	0.35	(0.41)	(0.41)	$9.52	3.71%	$1,493	1.57%	4.38%	1.58%	39.35%
Year Ended October 31, 2006	$9.54	0.40	0.02	0.42	(0.38)	(0.38)	$9.58	4.57%	$1,854	1.61%	4.18%	1.61%	36.06%
Year Ended October 31, 2005	$9.75	0.35	(0.21)	0.14	(0.35)	(0.35)	$9.54	1.44%	$2,821	1.63%	3.62%	(i)	34.08%
Year Ended October 31, 2004	$9.67	0.38	0.08	0.46	(0.38)	(0.38)	$9.75	4.82%	$3,457	1.57%	3.85%	(i)	17.20%
Year Ended October 31, 2003 (h)	$9.43	0.41	0.24	0.65	(0.41)	(0.41)	$9.67	6.98%	$3,674	1.60%	4.22%	(i)	17.73%

Class Y Shares
Six Months Ended April 30, 2008 (Unaudited)	$9.53	0.19	0.01	0.20	(0.19)	(0.19)	$9.54	2.06%	$141	1.60%	3.93%	1.60%	30.55%
Year Ended October 31, 2007	$9.59	0.42	(0.07)	0.35	(0.41)	(0.41)	$9.53	3.71%	$145	1.57%	4.37%	1.58%	39.35%
Year Ended October 31, 2006	$9.55	0.40	0.02	0.42	(0.38)	(0.38)	$9.59	4.56%	$151	1.60%	4.18%	1.60%	36.06%
Year Ended October 31, 2005	$9.76	0.35	(0.21)	0.14	(0.35)	(0.35)	$9.55	1.44%	$199	1.63%	3.62%	(i)	34.08%
Year Ended October 31, 2004	$9.68	0.38	0.08	0.46	(0.38)	(0.38)	$9.76	4.81%	$238	1.57%	3.85%	(i)	17.20%
Year Ended October 31, 2003 (h)	$9.44	0.41	0.24	0.65	(0.41)	(0.41)	$9.68	6.97%	$256	1.60%	4.21%	(i)	17.73%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003
(h)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(i)	There were no fee reductions during the period.

See accompanying notes to financial statements.

118 Semiannual Report 2008

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Enhanced Income Fund

													Ratio of Expenses
			Net Realized and									Ratio of Net	(Prior to
			Unrealized Gains	Total from							Ratio of Expenses	Investment Income	Reimbursements) to
	Net Asset Value,	Net Investment	(Losses) on	Investment	Net Investment		Net Asset Value,			Net Assets at End	to Average Net	to Average Net	Average Net	Portfolio
	Beginning of Period	Income	Investments	Activities	Income	Total Distributions	End of Period	Total Return (a)(b)		of Period (000’s)	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)

Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$9.18	0.18	0.04	0.22	(0.18)	(0.18)	$9.22	2.42%		$1,381	0.82%	3.93%	0.91%	40.97%
Year Ended October 31, 2007	$9.13	0.40	0.03	0.43	(0.38)	(0.38)	$9.18	4.75%		$1,390	0.75%	4.28%	0.81%	55.72%
Year Ended October 31, 2006	$9.08	0.32	0.05	0.37	(0.32)	(0.32)	$9.13	4.15%		$1,570	0.72%	3.51%	0.76%	77.44%
Year Ended October 31, 2005	$9.16	0.22	(0.07)	0.15	(0.23)	(0.23)	$9.08	1.66%		$1,242	0.80%	2.36%	0.85%	60.80%
Year Ended October 31, 2004	$9.26	0.16	(0.09)	0.07	(0.17)	(0.17)	$9.16	0.73%		$1,575	0.80%	1.74%	0.85%	51.59%
Year Ended October 31, 2003	$9.44	0.30	(0.18)	0.12	(0.30)	(0.30)	$9.26	1.31%		$2,404	0.78%	3.11%	0.88%	29.97%

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$9.19	0.17	0.03	0.20	(0.17)	(0.17)	$9.22	2.22%		$1	1.02%	3.75%	1.04%	40.97%
Year Ended October 31, 2007	$9.14	0.37	0.03	0.40	(0.35)	(0.35)	$9.19	4.44%		$1	0.99%	3.99%	1.00%	55.72%
Year Ended October 31, 2006	$9.09	0.32	0.05	0.37	(0.32)	(0.32)	$9.14	4.12%		$1	0.74%	3.50%	0.74%	77.44%
Year Ended October 31, 2005	$9.17	0.22	(0.07)	0.15	(0.23)	(0.23)	$9.09	1.70%		$1	0.72%	2.42%	0.72%	60.80%
Year Ended October 31, 2004	$9.27	0.13	(0.09)	0.04	(0.14)	(0.14)	$9.17	0.48%		$1	1.00%	1.49%	1.00%	51.59%
Period Ended October 31, 2003 (f)	$9.30	0.02	(0.03)	(0.01)	(0.02)	(0.02)	$9.27	(0.13%	)	$1	1.05%	2.01%	1.15%	29.97%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$9.19	0.20	0.04	0.24	(0.20)	(0.20)	$9.23	2.60%		$13	0.46%	4.29%	0.52%	40.97%
Year Ended October 31, 2007	$9.14	0.47	(0.03)	0.44	(0.39)	(0.39)	$9.19	4.91%		$13	0.66%	6.16%	0.74%	55.72%
Year Ended October 31, 2006 (g)	$9.09	0.32	0.05	0.37	(0.32)	(0.32)	$9.14	4.17%		$12	0.70%	3.47%	0.73%	77.44%
Year Ended October 31, 2005	$9.17	0.23	(0.07)	0.16	(0.24)	(0.24)	$9.09	1.77%		$5,661	0.70%	2.47%	0.75%	60.80%
Year Ended October 31, 2004	$9.27	0.17	(0.09)	0.08	(0.18)	(0.18)	$9.17	0.82%		$7,476	0.70%	1.84%	0.75%	51.59%
Year Ended October 31, 2003	$9.44	0.31	(0.17)	0.14	(0.31)	(0.31)	$9.27	1.50%		$9,256	0.70%	3.25%	0.80%	29.97%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$9.18	0.20	0.04	0.24	(0.20)	(0.20)	$9.22	2.62%		$156,025	0.44%	4.32%	0.52%	40.97%
Year Ended October 31, 2007	$9.13	0.42	0.03	0.45	(0.40)	(0.40)	$9.18	5.04%		$163,386	0.45%	4.49%	0.49%	55.72%
Year Ended October 31, 2006	$9.09	0.34	0.04	0.38	(0.34)	(0.34)	$9.13	4.31%		$437,052	0.45%	3.79%	0.49%	77.44%
Year Ended October 31, 2005	$9.17	0.25	(0.07)	0.18	(0.26)	(0.26)	$9.09	2.13%		$452,749	0.45%	2.76%	0.50%	60.80%
Year Ended October 31, 2004	$9.26	0.19	(0.08)	0.11	(0.20)	(0.20)	$9.17	1.07%		$299,898	0.45%	2.05%	0.50%	51.59%
Year Ended October 31, 2003	$9.44	0.33	(0.18)	0.15	(0.33)	(0.33)	$9.26	1.64%		$155,704	0.45%	3.40%	0.55%	29.97%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

2008 Semiannual Report 119

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Government Bond Fund

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total from	Net	Net		Net Asset		at End	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total	of Period	to Average Net	to Average	to Average Net	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)	(000’s)	Assets (c)	Net Assets (c)	Assets (c)(d)	Turnover (e)

Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.27	0.22	0.26	0.48	(0.21)	–	(0.21)	$10.54	4.71%	$46,536	1.14%	4.23%	1.14%	37.99%
Year Ended October 31, 2007	$10.19	0.41	0.09	0.50	(0.42)	–	(0.42)	$10.27	5.01%	$31,195	1.10%	4.09%	1.10%	90.18%
Year Ended October 31, 2006	$10.17	0.40	0.02	0.42	(0.39)	(0.01)	(0.40)	$10.19	4.25%	$31,586	1.09%	3.95%	1.09%	150.10%
Year Ended October 31, 2005	$10.37	0.35	(0.20)	0.15	(0.35)	–	(0.35)	$10.17	1.46%	$54,166	1.10%	3.41%	(k)	117.67%
Year Ended October 31, 2004	$10.61	0.35	0.03	0.38	(0.36)	(0.26)	(0.62)	$10.37	3.68%	$55,481	1.07%	3.37%	(k)	110.72%
Year Ended October 31, 2003	$10.95	0.41	(0.16)	0.25	(0.40)	(0.19)	(0.59)	$10.61	2.29%	$56,589	1.10%	3.76%	(k)	106.65%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.27	0.19	0.26	0.45	(0.18)	–	(0.18)	$10.54	4.42%	$734	1.72%	3.64%	1.72%	37.99%
Year Ended October 31, 2007	$10.19	0.35	0.09	0.44	(0.36)	–	(0.36)	$10.27	4.39%	$417	1.71%	3.48%	1.71%	90.18%
Year Ended October 31, 2006	$10.17	0.34	0.02	0.36	(0.33)	(0.01)	(0.34)	$10.19	3.61%	$361	1.69%	3.42%	1.69%	150.10%
Year Ended October 31, 2005	$10.37	0.29	(0.20)	0.09	(0.29)	–	(0.29)	$10.17	0.85%	$152	1.71%	2.79%	(k)	117.67%
Year Ended October 31, 2004	$10.61	0.28	0.03	0.31	(0.29)	(0.26)	(0.55)	$10.37	3.04%	$170	1.69%	2.75%	(k)	110.72%
Period Ended October 31, 2003 (f)	$10.48	0.06	0.12	0.18	(0.05)	–	(0.05)	$10.61	1.73%	$1	1.80%	3.52%	(k)	106.65%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.26	0.18	0.28	0.46	(0.18)	–	(0.18)	$10.54	4.52%	$4,677	1.72%	3.61%	1.72%	37.99%
Year Ended October 31, 2007	$10.19	0.36	0.07	0.43	(0.36)	–	(0.36)	$10.26	4.29%	$1,513	1.70%	3.46%	1.71%	90.18%
Year Ended October 31, 2006	$10.16	0.34	0.03	0.37	(0.33)	(0.01)	(0.34)	$10.19	3.69%	$2,645	1.69%	3.45%	1.69%	150.10%
Year Ended October 31, 2005	$10.37	0.29	(0.21)	0.08	(0.29)	–	(0.29)	$10.16	0.75%	$331	1.71%	2.80%	(k)	117.67%
Year Ended October 31, 2004	$10.61	0.28	0.03	0.31	(0.29)	(0.26)	(0.55)	$10.37	3.03%	$296	1.69%	2.75%	(k)	110.72%
Period Ended October 31, 2003 (f)	$10.48	0.06	0.12	0.18	(0.05)	–	(0.05)	$10.61	1.73%	$65	1.76%	4.11%	(k)	106.65%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(i)	Net investment income (loss) is based on average shares outstanding during the period.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004
(k)	There were no fee reductions during the period.

See accompanying notes to financial statements.

120 Semiannual Report 2008

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Government Bond Fund (Continued)

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized								Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total from	Net	Net		Net Asset			at End	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		of Period	to Average Net	to Average	to Average Net	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Assets (c)	Net Assets (c)	Assets (c)(d)	Turnover (e)

Class D Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.27	0.24	0.27	0.51	(0.23)	–	(0.23)	$10.55	4.94%		$95,886	0.88%	4.48%	0.88%	37.99%
Year Ended October 31, 2007	$10.19	0.44	0.09	0.53	(0.45)	–	(0.45)	$10.27	5.30%		$84,532	0.81%	4.37%	0.81%	90.18%
Year Ended October 31, 2006	$10.17	0.43	0.02	0.45	(0.42)	(0.01)	(0.43)	$10.19	4.55%		$92,547	0.79%	4.24%	0.79%	150.10%
Year Ended October 31, 2005	$10.37	0.38	(0.20)	0.18	(0.38)	–	(0.38)	$10.17	1.76%		$105,987	0.81%	3.70%	(k)	117.67%
Year Ended October 31, 2004	$10.62	0.38	0.02	0.40	(0.39)	(0.26)	(0.65)	$10.37	3.87%		$121,325	0.78%	3.66%	(k)	110.72%
Year Ended October 31, 2003	$10.95	0.44	(0.15)	0.29	(0.43)	(0.19)	(0.62)	$10.62	2.67%		$154,556	0.82%	4.03%	(k)	106.65%

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.28	0.21	0.27	0.48	(0.21)	–	(0.21)	$10.55	4.65%		$298	1.26%	4.90%	1.26%	37.99%
Year Ended October 31, 2007	$10.20	0.38	0.09	0.47	(0.39)	–	(0.39)	$10.28	4.70%		$2	1.35%	3.82%	1.35%	90.18%
Year Ended October 31, 2006	$10.17	0.40	0.03	0.43	(0.39)	(0.01)	(0.40)	$10.20	4.35%		$1	1.08%	3.96%	1.08%	150.10%
Year Ended October 31, 2005	$10.38	0.35	(0.21)	0.14	(0.35)	–	(0.35)	$10.17	1.34%		$1	1.06%	3.39%	(k)	117.67%
Year Ended October 31, 2004	$10.62	0.32	0.03	0.35	(0.33)	(0.26)	(0.59)	$10.38	3.41%		$1	1.37%	3.12%	(k)	110.72%
Period Ended October 31, 2003 (g)	$10.77	0.04	(0.16)	(0.12)	(0.03)	–	(0.03)	$10.62	(1.12%	)	$1	1.48%	4.13%	(k)	106.65%

Class X Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.26	0.20	0.26	0.46	(0.19)	–	(0.19)	$10.53	4.50%		$1,331	1.57%	3.80%	1.57%	37.99%
Year Ended October 31, 2007	$10.18	0.36	0.09	0.45	(0.37)	–	(0.37)	$10.26	4.54%		$1,511	1.56%	3.63%	1.56%	90.18%
Year Ended October 31, 2006	$10.16	0.36	0.02	0.38	(0.35)	(0.01)	(0.36)	$10.18	3.77%		$1,907	1.56%	3.44%	1.56%	150.10%
Year Ended October 31, 2005	$10.36	0.30	(0.20)	0.10	(0.30)	–	(0.30)	$10.16	1.00%		$3,394	1.56%	2.95%	(k)	117.67%
Year Ended October 31, 2004	$10.61	0.30	0.02	0.32	(0.31)	(0.26)	(0.57)	$10.36	3.10%		$4,557	1.54%	2.91%	(k)	110.72%
Year Ended October 31, 2003 (h)	$10.93	0.36	(0.14)	0.22	(0.35)	(0.19)	(0.54)	$10.61	2.00%		$5,689	1.57%	3.29%	(k)	106.65%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(i)	Net investment income (loss) is based on average shares outstanding during the period.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004
(k)	There were no fee reductions during the period.

See accompanying notes to financial statements.

2008 Semiannual Report 121

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Government Bond Fund (Continued)

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total from	Net	Net		Net Asset		at End	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total	of Period	to Average Net	to Average	to Average Net	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)	(000’s)	Assets (c)	Net Assets (c)	Assets (c)(d)	Turnover (e)

Class Y Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.26	0.20	0.26	0.46	(0.19)	–	(0.19)	$10.53	4.50%	$682	1.57%	3.81%	1.57%	37.99%
Year Ended October 31, 2007	$10.18	0.36	0.09	0.45	(0.37)	–	(0.37)	$10.26	4.54%	$785	1.56%	3.63%	1.56%	90.18%
Year Ended October 31, 2006	$10.16	0.36	0.02	0.38	(0.35)	(0.01)	(0.36)	$10.18	3.77%	$830	1.55%	3.49%	1.55%	150.10%
Year Ended October 31, 2005	$10.36	0.30	(0.20)	0.10	(0.30)	–	(0.30)	$10.16	1.00%	$855	1.56%	2.95%	(k)	117.67%
Year Ended October 31, 2004	$10.61	0.30	0.02	0.32	(0.31)	(0.26)	(0.57)	$10.36	3.10%	$961	1.54%	2.93%	(k)	110.72%
Year Ended October 31, 2003 (h)	$10.93	0.36	(0.14)	0.22	(0.35)	(0.19)	(0.54)	$10.61	2.00%	$1,910	1.57%	3.28%	(k)	106.65%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.27	0.25	0.26	0.51	(0.24)	–	(0.24)	$10.54	4.99%	$1	0.64%	4.78%	0.64%	37.99%
Year Ended October 31, 2007	$10.19	0.46	0.08	0.54	(0.46)	–	(0.46)	$10.27	5.43%	$1	0.69%	4.53%	0.69%	90.18%
Year Ended October 31, 2006	$10.17	0.44	0.02	0.46	(0.43)	(0.01)	(0.44)	$10.19	4.68%	$1	0.72%	4.38%	0.72%	150.10%
Year Ended October 31, 2005 (i)	$10.38	0.39	(0.21)	0.18	(0.39)	–	(0.39)	$10.17	1.72%	$1	0.72%	3.85%	(k)	117.67%
Period Ended October 31, 2004 (j)	$10.11	0.12	0.28	0.40	(0.13)	–	(0.13)	$10.38	4.00%	$14	0.69%	3.66%	(k)	110.72%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(i)	Net investment income (loss) is based on average shares outstanding during the period.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004
(k)	There were no fee reductions during the period.

See accompanying notes to financial statements.

122 Semiannual Report 2008

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Short Duration Bond Fund

																Ratio of
			Net													Net	Ratio of
			Realized													Investment	Expenses
			and								Net				Ratio of	Income	(Prior to
	Net Asset		Unrealized	Total						Capital	Asset			Net Assets	Expenses	to	Reimbursements)
	Value,	Net	Gains	from	Net	Net		Reverse		Contributions	Value,			at End of	to Average	Average	to
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Stock		from	End of	Total		Period	Net	Net	Average Net	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	Split		Advisor	Period	Return (a)(b)		(000’s)	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)

Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$9.97	0.16	0.14	0.30	(0.18)	–	(0.18)	–		–	$10.09	2.99%		$665	0.69%	3.04%	0.79%	21.01%
Year Ended October 31, 2007	$9.87	0.36	0.11	0.47	(0.37)	–	(0.37)	–		–	$9.97	4.86%		$797	0.70%	3.59%	0.80%	37.81%
Year Ended October 31, 2006	$9.83	0.30	0.07	0.37	(0.33)	–	(0.33)	–		–	$9.87	3.87%		$959	0.71%	3.14%	0.81%	28.68%
Year Ended October 31, 2005	$10.00	0.25	(0.15)	0.10	(0.27)	–	(0.27)	–		–	$9.83	0.98%		$1,017	0.78%	2.40%	0.88%	292.03%
Year Ended October 31, 2004	$10.00	0.23	(0.07)	0.16	(0.23)	(0.01)	(0.24)	0.01	(g)	0.07	$10.00	2.35	%(h)	$1,585	0.86%	2.08%	0.96%	129.96%
Period Ended October 31, 2003 (f)	$10.00	0.08	–	0.08	(0.08)	–	(0.08)	–		–	$10.00	0.76%		$42	0.95%	2.68%	1.05%	16.61%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$9.99	0.15	0.11	0.26	(0.15)	–	(0.15)	–		–	$10.10	2.64%		$333	1.19%	2.55%	1.29%	21.01%
Year Ended October 31, 2007	$9.88	0.30	0.13	0.43	(0.32)	–	(0.32)	–		–	$9.99	4.47%		$40	1.21%	3.12%	1.31%	37.81%
Year Ended October 31, 2006	$9.83	0.27	0.07	0.34	(0.29)	–	(0.29)	–		–	$9.88	3.52%		$142	1.18%	2.71%	1.28%	28.68%
Period Ended October 31, 2005 (i)	$9.91	0.13	(0.06)	0.07	(0.15)	–	(0.15)	–		–	$9.83	0.76%		$1	1.40%	2.08%	1.40%	292.03%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$9.98	0.17	0.14	0.31	(0.19)	–	(0.19)	–		–	$10.10	3.12%		$841	0.44%	3.23%	0.54%	21.01%
Year Ended October 31, 2007	$9.87	0.35	0.16	0.51	(0.40)	–	(0.40)	–		–	$9.98	5.22%		$844	0.44%	3.88%	0.54%	37.81%
Year Ended October 31, 2006	$9.83	0.33	0.07	0.40	(0.36)	–	(0.36)	–		–	$9.87	4.13%		$5,354	0.46%	3.38%	0.56%	28.68%
Year Ended October 31, 2005	$10.00	0.27	(0.15)	0.12	(0.29)	–	(0.29)	–		–	$9.83	1.24%		$6,741	0.49%	2.46%	0.59%	292.03%
Year Ended October 31, 2004	$10.00	0.27	(0.07)	0.20	(0.27)	(0.01)	(0.28)	0.01	(g)	0.07	$10.00	2.69	%(j)	$72,996	0.54%	2.63%	0.64%	129.96%
Year Ended October 31, 2003	$10.00	0.34	–	0.34	(0.34)	–	(0.34)	–		–	$10.00	3.41%		$47,491	0.60%	3.40%	0.70%	16.61%

Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$9.98	0.15	0.13	0.28	(0.17)	–	(0.17)	–		–	$10.09	2.82%		$58,504	0.82%	2.85%	0.92%	21.01%
Year Ended October 31, 2007	$9.87	0.35	0.12	0.47	(0.36)	–	(0.36)	–		–	$9.98	4.81%		$56,177	0.85%	3.44%	0.95%	37.81%
Year Ended October 31, 2006	$9.83	0.30	0.07	0.37	(0.33)	–	(0.33)	–		–	$9.87	3.78%		$67,817	0.79%	3.05%	0.89%	28.68%
Year Ended October 31, 2005	$10.00	0.24	(0.15)	0.09	(0.26)	–	(0.26)	–		–	$9.83	0.95%		$80,818	0.83%	2.31%	0.93%	292.03%
Year Ended October 31, 2004	$10.00	0.22	(0.07)	0.15	(0.22)	(0.01)	(0.23)	0.01	(g)	0.07	$10.00	2.26	%(k)	$263,900	0.97%	2.20%	1.07%	129.96%
Year Ended October 31, 2003	$10.00	0.30	–	0.30	(0.30)	–	(0.30)	–		–	$10.00	3.05%		$196,569	0.95%	3.06%	1.05%	16.61%

IRA Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$9.98	0.14	0.14	0.28	(0.17)	–	(0.17)	–		–	$10.09	2.85%		$13,096	0.76%	2.91%	0.86%	21.01%
Year Ended October 31, 2007	$9.87	0.35	0.13	0.48	(0.37)	–	(0.37)	–		–	$9.98	4.94%		$14,980	0.71%	3.58%	0.82%	37.81%
Year Ended October 31, 2006	$9.83	0.28	0.08	0.36	(0.32)	–	(0.32)	–		–	$9.87	3.73%		$22,263	0.84%	2.99%	0.94%	28.68%
Year Ended October 31, 2005	$10.00	0.24	(0.15)	0.09	(0.26)	–	(0.26)	–		–	$9.83	0.90%		$43,888	0.83%	2.21%	0.93%	292.03%
Year Ended October 31, 2004	$10.00	0.23	(0.07)	0.16	(0.23)	(0.01)	(0.24)	0.01	(g)	0.07	$10.00	2.30	%(l)	$369,014	0.91%	2.29%	1.01%	129.96%
Year Ended October 31, 2003	$10.00	0.29	0.01	0.30	(0.30)	–	(0.30)	–		–	$10.00	2.99%		$413,934	1.01%	2.90%	1.11%	16.61%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(g)	Per share numbers prior to April 16, 2004 have been adjusted to reflect a 1.00620 for reverse stock split.
(h)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.63%.
(i)	For the period from February 28, 2005 (commencement of operations) through October 31, 2005.
(j)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.97%.
(k)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.54%.
(l)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.58%.

See accompanying notes to financial statements.

2008 Semiannual Report 123

Notes to Financial Statements
April 30, 2008 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2008, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates sixty-two (62) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the eleven (11) funds listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide International Value Fund (“International Value”)
-	Nationwide Large Cap Value Fund (“Large Cap Value”)
-	Nationwide Mid Cap Growth Fund (“Mid Cap Growth”)
-	Nationwide Micro Cap Equity Fund (“Micro Cap Equity”)
-	Nationwide U.S. Small Cap Value Fund (“U.S. Small Cap Value”)
-	Nationwide Value Fund (“Value”)
-	Nationwide Value Opportunities Fund (“Value Opportunities”)
-	Nationwide Bond Fund (“Bond”)
-	Nationwide Enhanced Income Fund (“Enhanced Income”)
-	Nationwide Government Bond Fund (“Government Bond”)
-	Nationwide Short Duration Bond Fund (“Short Duration Bond”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities such as commercial paper

124 Semiannual Report 2008

and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c) Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

2008 Semiannual Report 125

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

(d) Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e) Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin” payments, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (i.e., the “trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(g)	Securities Lending

To generate additional income, each of the Funds may lend their respective portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good

126 Semiannual Report 2008

standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of April 30, 2008, the following Funds had securities with the following value on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

Large Cap Value	$359,092	$378,375

Micro Cap Equity	4,367,596	4,502,178

Value Opportunities	425,895	440,508

Bond*	5,875,775	6,006,710

Government Bond	10,694,325	11,125,000

*	Includes $4,067,238 of collateral in the form of U.S. Government Securities, interest rates ranging from 3.02% to 9.42% and maturity dates ranging from 06/04/12 to 04/25/38.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for Large Cap Value, Mid Cap Growth, Micro Cap Equity, U.S. Small Cap Value, Value, and Value Opportunities Funds and are declared daily and paid monthly for all other Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences (e.g., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(i)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years

2008 Semiannual Report 127

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Accordingly, the Funds were required to implement FIN 48 in their net asset value per share (NAV) calculations on April 30, 2008. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Funds’ current financial statements. Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Funds’ taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to each Fund’s NAV and financial statements.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds (as shown in the table below). NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), whose parent company is Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting and monitoring subadvisers, on an ongoing basis, the performance of the subadvisers, if applicable, for the Funds that NFA advises. The subadvisers manage each of their respective Fund’s investments and have the responsibility for making all investment decisions for the applicable Funds. The subadviser for each Fund is as follows:

Fund	Subadviser

International Value	AllianceBernstein L.P

Large Cap Value	NorthPointe Capital, LLC

Mid Cap Growth	NorthPointe Capital, LLC

Micro Cap Equity	NorthPointe Capital, LLC.

U.S. Small Cap Value	Dimensional Fund Advisors LP

Value	Diamond Hill Capital Management, Inc.

Value Opportunities	NorthPointe Capital, LLC

Bond	Nationwide Asset Management, LLC (“NWAM”) (a)

Enhanced Income	Morley Capital Management, Inc.

Government Bond	Nationwide Asset Management, LLC (“NWAM”) (a)

Short Duration Bond	Morley Capital Management, Inc.

(a)	Effective January 1, 2008, NWAM, an affiliate of NFA, became a subadviser to the Fund.

128 Semiannual Report 2008

Under the terms of the Funds’ Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. For the period ended April 30, 2008, the Funds paid investment advisory fees to NFA according to the schedule below:

		Total
Fund	Fee Schedule	Fees

International Value	All Assets	0.85%

Large Cap Value	Up to $100 million	0.75%
	On $100 million and more	0.70%

Mid Cap Growth	Up to $250 million	0.75%
	$250 million up to $1 billion	0.725%
	$1 billion up to $2 billion	0.70%
	$2 billion up to $5 billion	0.675%
	On $5 billion and more	0.65%

Micro Cap Equity	All Assets	1.25%

U.S. Small Cap Value	All Assets	0.95%

Value	All Assets	0.65%

Value Opportunities	Up to $250 million	0.70%
	$250 million up to $1 billion	0.675%
	$1 billion up to $2 billion	0.65%
	$2 billion up to $5 billion	0.625%
	On $5 billion and more	0.60%

Bond, Government Bond	Up to $250 million	0.50%
	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	On $5 billion and more	0.40%

Enhanced Income and	Up to $500 million	0.35%
Short Duration Bond (a)	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	$10 billion and more	0.275%

(a)	NFA has agreed to voluntarily waive 0.10% of the advisory fee for Short Duration Bond until further written notice to the shareholders.

From such fees, pursuant to the subadvisory agreements, NFA paid the subadvisers $554,215 for the period ended April 30, 2008.

2008 Semiannual Report 129

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

NFA and certain of the Funds have entered into written Expense Limitation Agreements that limit operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale divided expenses, administrative service fees, other expenses which are capitalized in accordance with GAAP and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until at least May 1, 2009:

Fund	Classes	Amount

International Value	All Classes	1.00%

Large Cap Value	All Classes	1.15%

Mid Cap Growth	All Classes	1.15%

Micro Cap Equity	All Classes	1.65%

U.S. Small Cap Value	All Classes	1.09%

Value	All Classes	0.85%

Value Opportunities	All Classes	1.10%

Short Duration Bond	All Classes	0.55%

NFA may request and receive reimbursement from certain Funds of the advisory fees waived and other expenses reimbursed by NFA, respectively, pursuant to the Expense Limitation Agreements at a later date not to exceed, three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by NFA is not permitted.

As of April 30, 2008, the cumulative potential reimbursements of the following Funds, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund were made for expenses reimbursed by NFA, would be:

	Amount	Amount	Amount	Amount
	Fiscal Year	Fiscal Year	Fiscal Year	Six months ended
Fund	2005	2006	2007	April 30, 2008

International Value	N/A	N/A	N/A	$26,373	(a)

Large Cap Value	$8,421	$–	$–	–

Mid Cap Growth	36,261	27,464	42,826	19,739

Micro Cap Equity	19,206	–	2,816	11,876

U.S. Small Cap Value	N/A	N/A	N/A	27,095	(a)

Value	N/A	N/A	N/A	7,903	(b)

Value Opportunities	–	–	40,325	22,665

Enhanced Income	–	–	–	58,966

(a)	For the period December 21, 2007 (commencement of operations) to April 30, 2008.

(b)	For the period February 27, 2008 (commencement of operations) to April 30, 2008.

130 Semiannual Report 2008

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (“NFD” or “Distributor”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors Inc. (“NFSDI”). These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R	Class X	Class Y	Service Class	IRA
Fund	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Class

International Value	0.25%	N/A	1.00%	N/A	N/A	N/A	N/A	N/A

Large Cap Value	0.25%	1.00%	1.00%	0.50%	N/A	N/A	N/A	N/A

Mid Cap Growth	0.25%	1.00%	1.00%	0.50%	N/A	N/A	N/A	N/A

Micro Cap Equity	0.25%	1.00%	1.00%	0.50%	N/A	N/A	N/A	N/A

U.S. Small Cap Value	0.25%	N/A	1.00%	N/A	N/A	N/A	N/A	N/A

Value	0.25%	N/A	1.00%	0.50%	N/A	N/A	N/A	N/A

Value Opportunities	0.25%	1.00%	1.00%	0.50%	N/A	N/A	N/A	N/A

Bond	0.25%	1.00%	1.00%	0.50%	0.85%	0.85%	N/A	N/A

Enhanced Income	0.25%	N/A	N/A	0.50%	N/A	N/A	N/A	N/A

Government Bond	0.25%	1.00%	1.00%	0.50%	0.85%	0.85%	N/A	N/A

Short Duration Bond	0.25%	N/A	0.75%	N/A	N/A	N/A	0.25%	0.25%

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. NFD also receives fees for services as principal underwriter for Class B and Class X shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B and Class X shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions of Class B and Class X shares made within six years of purchase. Class C and Class Y shares have a CDSC fee of 1% imposed on redemptions of Class C and Class Y shares made within one year of purchase. For the period ended April 30, 2008, NFD received commissions of $30,009 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B, Class C, Class X, and Class Y shares of the Funds, of which $2,790 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”) (a wholly-owned subsidiary of NFSDI), provides various administrative and accounting services for the Funds, and serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The

2008 Semiannual Report 131

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion up to $3 billion	0.19%

$3 billion up to $4 billion	0.15%

$4 billion up to $5 billion	0.08%

$5 billion up to $10 billion	0.05%

$10 billion up to $12 billion	0.03%

$12 billion or more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”), the Nationwide Optimal Allocations Fund: Defensive, Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations Fund: Moderate Growth, Nationwide Optimal Allocations Fund: Growth, and Nationwide Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) and the Nationwide Destination 2010, Nationwide Destination 2015, Nationwide Destination 2020, Nationwide Destination 2025, Nationwide Destination 2030, Nationwide Destination 2035, Nationwide Destination 2040, Nationwide Destination 2045, Nationwide Destination 2050, and Nationwide Retirement Income Funds (collectively, the “Target Destination Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds, the Optimal Funds and the Target Destination Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements that NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount that NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, an affiliate of NFA, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, and Institutional Service Class shares of each of the Funds (except for Short Duration Bond). For Short Duration Bond, these fees are based on an annual rate of up to 0.25% of the average daily net assets of the IRA Class and Service Class shares.

132 Semiannual Report 2008

For the period ended April 30, 2008, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount

Large Cap Value	$8,281

Micro Cap Equity	2

Value Opportunities	1,773

Bond	19,604

Enhanced Income	285

Government Bond	54,559

Short Duration Bond	27,628

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA and the Audit Committee of the Board of Trustees and the Trust, the Board of Trustees has agreed to reimburse NFA for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the period ended April 30, 2008, the Funds’ portion of such costs amounted to $1,606.

As of April 30, 2008, the NFA or affiliates of NFA directly the percentage indicated below of the shares outstanding of the applicable Fund:

Fund	% of Shares Outstanding Owned

International Value	90%

Mid Cap Growth	49%

U.S. Small Cap Value	100%

Value	90%

4. Short-Term Trading Fees

The Funds (except Enhanced Income) assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 30 calendar days of purchase (within 90 calendar days for Mid Cap Growth and within seven calendar days for Bond, Government Bond, Short Duration Bond). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

2008 Semiannual Report 133

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

For the six months ended April 30, 2008, the Funds listed below had the following contributions to capital due to collection of redemption fees:

							Institutional
Fund	Class A	Class B	Class C	Class D	Class R	Class X	Class

Large Cap Value	$4	$1	$105	N/A	$—	N/A	$—

Micro Cap Equity	2,785	—	607	N/A	36	N/A	36

Mid Cap Growth	17	—	287	N/A	—	N/A	—

Value Opportunities	15	3	—	N/A	—	N/A	—

Bond	—	—	34	$2	—	$—	N/A

Government Bond	14	—	—	—	—	2	—

Short Duration Bond	696	N/A	N/A	—	N/A	N/A	—

For the year ended October 31, 2007, the following Fund had contributions to capital due to collection of redemption fees:

					IRA	Service	Institutional
Fund	Class A	Class B	Class C	Class D	Class	Class	Class

Large Cap Value	$4,389	$—	$3	N/A	N/A	N/A	N/A

Micro Cap Equity	1,467	3	507	N/A	N/A	N/A	$413

Mid Cap Growth	3,079	—	—	N/A	N/A	N/A	—

Value Opportunities	346	15	—	N/A	N/A	N/A	—

Bond	614	50	—	$43	N/A	N/A	N/A

Short Duration Bond	63	N/A	—	N/A	$186	$32	—

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be shown on the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 24, 2008, with a commitment fee of 0.07% per year on $100,000,000. The Board of Trustees has approved a one-month extension beyond the date of expiration for the Funds’ current line of credit, as well as a one-year renewal to begin at the expiration of such extension. There are four (4) other lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. There were no borrowings under this line of credit during the period ended April 30, 2008.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

134 Semiannual Report 2008

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 2008, were as follows:

Fund	Purchases	Sales

International Value	$5,247,861	$350,759

Large Cap Value	17,864,432	26,413,412

Mid Cap Growth	2,522,615	5,085,222

Micro Cap Equity	16,732,159	37,499,726

U.S. Small Cap Value	14,691,132	8,920

Value	55,056	9,669

Value Opportunities	7,514,803	8,682,527

Bond	26,304,430	31,226,461

Enhanced Income	57,416,227	62,513,711

Government Bond	69,684,538	48,358,747

Short Duration Bond	14,102,323	15,632,396

Purchases and sales of U.S. Government securities for the six months ended April 30, 2008, were as follows:

Fund	Purchases	Sales

Bond	$11,775,271	$23,746,340

Enhanced Income	–	2,257,632

Government Bond	69,684,538	29,283,750

Short Duration Bond	1,999,180	2,111,094

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

8. New Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning

2008 Semiannual Report 135

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

after November 15, 2008. SFAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on each Fund’s financial statements and related disclosures.

9. Other

During the fiscal year ended October 31, 2007, Enhanced Income delivered securities of the Fund in exchange for the redemption of Institutional Shares (redemption in-kind). Cash and securities were transferred for redemptions at a market value of $197,215,094. For financial reporting purposes, the Fund recorded net realized losses of $1,778,274 in connection with the transactions. However, for tax purposes, the transaction received tax-free treatment. These permanent book to tax differences were reclassified within the components of net assets in accordance with the Funds’ accounting policies, more fully disclosed in note 2.

10. Federal Tax Information

As of April 30, 2008, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

International Value	$5,320,314	$153,546	$(407,241)	$(253,695)

Large Cap Value	26,374,615	1,647,215	(1,614,445)	32,770

Micro Cap Equity	42,158,320	1,106,640	(6,536,003)	(5,429,363)

Mid Cap Growth	3,645,580	344,597	(208,432)	136,165

U.S Small Cap Value	15,064,403	858,629	(1,609,238)	(750,609)

Value	1,107,526	34,916	(34,638)	278

Value Opportunities	11,063,769	844,515	(1,144,001)	(299,486)

Bond	93,416,647	2,249,052	(1,991,516)	257,536

Enhanced Income	158,594,834	864,819	(261,095)	603,724

Government Bond	157,273,384	3,591,584	(99,427)	3,492,157

Short Duration Bond	72,716,928	795,854	(399,335)	396,519

136 Semiannual Report 2008

Management Information
(Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of
	Position(s) Held		Portfolios in the
	with the Trust		Nationwide Fund	Other
Name, Address	and Length of	Principal Occupation(s)	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	120	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting group) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	120	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	120	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST, a global management consulting firm.	120	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	120	None

2008 Semiannual Report 137

Management Information (Continued)
(Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of
	Position(s) Held		Portfolios in the
	with the Trust		Nationwide Fund	Other
Name, Address	and Length of	Principal Occupation(s)	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 - 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	120	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts; Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation.	120	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004[4]	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	120	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	120	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFA, the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, are wholly-owned subsidiaries of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.
4	Mr. McCarthy resigned from the Board of Trustees as of April 2, 2008.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

138 Semiannual Report 2008

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of
	Position(s) Held		Portfolios in the
	with the Trust and	Principal	Nationwide Fund	Other Directorships
Name, Address	Length of Time	Occupation(s)	Complex Overseen by	Held by
and Year of Birth	Served[1]	During Past 5 Years	Trustee	Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	120	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

Stephen T. Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer since January 2008[4]
Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA, [2] Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007
Mr. Finelli is the Principal Financial Officer and Senior Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]
			N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2008 Semiannual Report 139

Management Information (Continued)
(Unaudited)

Number of
	Position(s) Held		Portfolios in the
	with the Trust and	Principal	Nationwide Fund	Other Directorships
Name, Address	Length of Time	Occupation(s)	Complex Overseen by	Held by
and Year of Birth	Served[1]	During Past 5 Years	Trustee	Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007). [2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008
Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008). [2] From January 2006 through April 2007, Mr. Butler was Vice President - Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President - Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006
			N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. Prior to that, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

140 Semiannual Report 2008

Supplemental Information (Unaudited)

A. Renewal of Advisory (and Sub-advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreement”) with its investment advisers and, as applicable, sub-advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

On December 4, 2007, the Independent Trustees met in person with their independent legal counsel (“Independent Legal Counsel”) to consider information provided by the Adviser and others to assist the Trustees in considering whether to renew the Advisory Agreement for a one year term beginning May 1, 2008. Immediately following the meeting, all Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to consider such matters, and to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the December 4, 2007 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations.

In preparation for the December 4, 2007 meeting, the Trustees were provided, at the request of the Trustees, with a wide range of information to assist in their deliberations, including (i) reports from Lipper Inc. describing, on a Fund-by-Fund basis, each Fund’s (a) performance rankings (where “first quintile” denotes the best performance) (over multiple years ended September 30, 2007) compared with performance groups and performance universes created by Lipper (and in some cases, customized peer groups created by the Adviser) of similar or peer group funds, and (b) expense rankings (where “first quintile” denotes the lowest fees and expenses) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds; (ii) information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2007) compared with the Fund’s benchmark and Lipper categories; (iii) for Funds under “close review,” copies of letters from Adviser to the portfolio manager of each such Fund, together with the portfolio manager’s written response describing the reasons for the Fund’s underperformance, (iv) information from the Adviser describing, on a Fund-by-Fund basis, performance for the months of October and November, 2007, and annual performance for the year ended November 30, 2007, (v) reports from the Adviser describing, on a Fund-by-Fund basis, the Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of the Adviser’s methodology in calculating its profitability, (vi) information from the Adviser describing, on a Fund-by-Fund basis, any fees paid to the Adviser for managing similar, non-affiliated institutional accounts, including the range of fee levels for such accounts, and (vii) information from the Adviser describing ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the December 4, 2007 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel and Independent Legal Counsel, among other things, the information described above, and information regarding: (i) the nature, extent and quality of services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of each Fund and the Adviser, (iii) the costs of the services provided by the Adviser under the Advisory Agreement and the profits realized by the Adviser thereunder, (iv) the extent to which economies of scale may be present and, if so, whether they are being shared with the Fund’s shareholders, (v) comparisons of the Adviser’s fees under the Advisory Agreement with investment advisory fees paid by a peer group of funds and those paid by non-affiliated institutional clients to the Adviser for managing similar accounts, and (vi) any ancillary benefits inuring to the Adviser and its affiliates as a result of being investment adviser for the Trust. The Trustees also

2008 Semiannual Report 141

Supplemental Information (Unaudited) (Continued)

considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; the financial condition and stability of the Adviser; the terms of each Advisory Agreement; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the December 4, 2007 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions at the contract approval meeting of the Board of Trustees to be held on January 10, 2008.

At the January 10, 2008 meeting of the Board of Trustees of the Trust, the Board received and considered information provided by the Adviser in follow-up from the December 4, 2007 Board meeting and, after consulting among themselves, and with the Adviser, Trust counsel and Independent Legal Counsel, concluded unanimously to renew the Advisory Agreement for the reasons set forth in the following section. In determining whether to renew the Advisory Agreements for the Fund, the Board ultimately reached a determination, with the assistance of Trust counsel and Independent Legal Counsel, that the renewal of the Advisory Agreement and the compensation to be received by the Adviser under the Advisory Agreement is consistent with the Board’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board in reaching its determination is aware that shareholders of the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors, and that the Fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other public disclosures, have chosen to invest in this Fund, managed by the Adviser.

Nationwide Large Cap Value Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that, although the Fund’s more recent performance had been disappointing, the underperformance had been a result of the quantitative investment style of the manager. The Trustees found that longer-term performance of the Fund had been good. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to improve recent performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was higher, but total expenses for the Fund were five basis points above the median of the peer group. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were within the range of the peer group, and 5 basis points above the median of the peer group, and the Adviser agreed to maintain the expense cap at 115 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

142 Semiannual Report 2008

Nationwide Mid Cap Growth Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that, although the Fund’s performance had been disappointing, more-recent performance had been improving, and the Adviser had met with the portfolio managers to closely monitor performance. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to improve performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was low. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were low, and the Adviser agreed to maintain the voluntary expense cap at 115 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide Micro Cap Equity Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that, although the Fund’s recent performance had been disappointing, longer-term performance had been good. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to improve performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was high, but that capacity in micro cap products is very thin, which justifies the higher advisory fee for this Fund. The Trustees also considered that management had been directed to maintain the expense cap for the Fund at the current level of 165 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses, compared with peer group funds, was relatively low, and the Adviser agreed to maintain the expense cap at 165 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

2008 Semiannual Report 143

Supplemental Information (Unaudited) (Continued)

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide Value Opportunities Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s performance had been disappointing, but the subadviser is adding resources to change the positioning/style of the Fund to better align the Fund with its benchmark and peer group. The Trustees directed the Adviser to meet with the subadviser to consider additional actions to improve performance. The Trustees directed the Performance Committee to monitor closely the performance of the Fund. Based on its review, and giving particular weight to the recent actions taken by the subadviser, the Board’s direction to the Adviser to take action to improve performance and the nature and quality of the resources dedicated by the Adviser and subadviser to improve performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was low. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were low, and the Adviser agreed to maintain the expense cap expense cap at 110 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide Bond Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s longer-term relative performance had been very good, and more recent relative performance had been acceptable. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to maintain and improve performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was higher, but within the range of the peer group funds. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were higher due in part to

144 Semiannual Report 2008

the Fund’s small asset base relative to the peer group funds. Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide Enhanced Income Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s performance had been acceptable or good in all periods presented. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to maintain and improve performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was higher, but within the range of the peer group funds. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were higher, but within the range of the peer group funds, and the Adviser agreed to maintain the expense cap at 45 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide Government Bond Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s performance had been good in all periods presented. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to maintain and improve performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was higher, but the within the range of the peer group funds. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were higher due in part to the Fund’s small asset base relative to the peer group funds. Based on its review, the Board concluded that the Fund’s

2008 Semiannual Report 145

Supplemental Information (Unaudited) (Continued)

total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide Short Duration Bond Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s performance had been good in all periods presented. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to maintain and improve performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was low. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were higher, but within the range of the peer group funds. Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

B.  Submission of Matters to a Vote of Security Holders:

On December 11, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Bond Fund and Nationwide Government Bond Fund were asked to approve the Subadvisory Agreement among Nationwide Mutual Funds, Nationwide Fund Advisors and Nationwide Asset Management, LLC, on behalf of each Fund.

Voting Results

The voting results of each of the Funds on the proposal is presented below:

	Shares	Shares	Shares	Broker
Fund	Voted For	Voted Against	Abstained	Non-Votes	Total

Nationwide Bond Fund	4,949,022	320,898	405,047	0.00	5,674,967

Nationwide Government Bond Fund	6,155,596	170,508	459,269	0.00	6,785,373

146 Semiannual Report 2008

SemiannualReport
April 30, 2008 (Unaudited)

Contents

1	Message to Shareholders

Sector Series
5	Nationwide Global Financial Services Fund
12	Nationwide Health Sciences Fund
18	Nationwide Natural Resources Fund
24	Nationwide Technology and Communications Fund
30	Nationwide Global Utilities Fund

Leadership Series
58	Nationwide Mid Cap Growth Leaders Fund
64	Nationwide Leaders Fund
70	Nationwide Small Cap Leaders Fund
77	Nationwide U.S. Growth Leaders Fund
83	Nationwide Worldwide Leaders Fund

International Series
109	Nationwide China Opportunities Fund
117	Nationwide Emerging Markets Fund
126	Nationwide International Growth Fund

Concept Series
146	Nationwide U.S. Growth Leaders Long-Short Fund

Core Fixed-Income Series
161	Nationwide Tax-Free Income Fund

177	Notes to Financial Statements

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders
April 30, 2008

Special Note to Shareholders: The Funds in this report were reorganized as Aberdeen Funds on June 23, 2008. You have received this report from Nationwide Funds Group because the Funds were held in the Nationwide Mutual Funds trust on the date of this report, April 30, 2008.

Dear Shareholder:

As I write this letter to accompany our semiannual reports, it’s clear that the markets and the economy have continued to create significant headwinds for investors. With skyrocketing fuel prices, fallout from the subprime mortgage crisis, a sharp decline in the relative value of the U.S. dollar and renewed fears about economic recession, challenging conditions abound for investors and money managers alike.

Market Review

To give you some market context, the major stock-market indexes performed poorly during the six-month reporting period that ended April 30, 2008. Large-capitalization stocks fell sharply as the Standard & Poor’s 500® (S&P 500) Index registered -9.64% for the reporting period. No relief was in sight in the growth or value segments of the market; the Russell 1000® Growth Index and the Russell 1000® Value Index registered -9.28% and -9.83%, respectively. The reporting period ended on a note of optimism, however, as each of these equity indexes posted positive returns for the month ended April 30, 2008: 4.87% for the S&P 500 Index, 5.25% for the Russell 1000® Growth Index and 4.87% for the Russell 1000® Value Index.

The bond markets offered some degree of comfort during the reporting period as the Lehman Brothers (LB) Aggregate Index recorded a 4.08% return, but yields are still significantly below where they were just one year ago.

The rocky markets continue to serve as a stark reminder that sometimes the most prudent defense against market risk may be to diversify across many different asset classes. With Nationwide FundsSM, investors have access to fund choices that include a variety of asset classes and investment styles, and the subadvisers of each fund skillfully navigate the challenges they face in their own particular ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Funds portfolios contributed commentaries to this semiannual report. In these commentaries, the managers describe the circumstances and market conditions they encountered throughout the semiannual reporting period, and they explain the investment strategies they employed in response.

Award-Winning Fund Family

In more positive news, we were gratified to learn that Nationwide Funds GroupSM (NFG) was recognized as the “Best Fixed Income Fund Family” in the small fund company category at the annual Lipper Fund Awards ceremony held recently in New York City. NFG ranked first out of 73 fund families with less than $28 billion in total net assets during the three-year period ended December 31, 2007. In addition, three Nationwide® mutual funds received Lipper Fund Awards for their category-leading performance.

We’re proud to be acknowledged by Lipper for the strong performance of our mutual funds, and we congratulate and thank our fixed-income subadvisers—Nationwide Asset Management, LLC and Morley Capital Management, Inc.—for their vital contributions. While winning awards is not our primary goal, doing so is one way to validate our mission to help investors pursue their financial goals by selecting the best possible managers for each investment style.

Once again we thank you for entrusting your assets to NFG, and we wish you all the best for the remainder of 2008.

Sincerely,

Stephen T. Grugeon
Chief Operating Officer and Interim President
Nationwide Funds Group

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

The Fixed Income: Small category included 73 fund families with less than $28 billion in total net assets.

2008 Semiannual Report 1

Message to Shareholders
Continued

Lipper determined the award winner by averaging the decile rank of the three-year Consistent Return scores for all of the funds within the eligible group. The fund family with the lowest average decile rank received the award. The first decile is considered the best ranking and the tenth decile is considered the worst.

Consistent Return is a quantitative metric that incorporates two characteristics: risk adjusted return and the strength of the fund’s performance trend. Consistent Return reflects funds’ historical risk-adjusted returns, adjusted for volatility, relative to peers.

Current performance may be either higher or lower than the performance used to determine the award. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

Investments in small-company stocks that have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Investments in stocks of mid-sized companies that are less stable in price and less liquid than those of larger, more established companies.

Funds that concentrate on specific sectors or a relatively small number of securities are subject to greater volatility than that of other mutual funds.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Products of companies in which technology funds invest may be subject to severe competition and rapid obsolescence.

Concentrating investments in certain geographical regions or countries subjects a Fund to additional risks, and makes it significantly more volatile than more geographically diverse mutual funds. Such a Fund is not appropriate for all investors.

The use of sophisticated investment strategies such as short selling, short-term trading, and investing in smaller companies and derivatives may cause a Fund to have greater risk and volatility, higher expenses and additional tax consequences than those of other investments.

For some investors, income from the Nationwide Tax-Free Income Fund may be subject to state and local taxes, and the Federal Alternative Minimum Tax.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Goldman Sachs (GS) Healthcare Index: An unmanaged, market capitalization-weighted index that is generally representative of the stocks in the health-care sector.

Goldman Sachs (GS) Natural Resources Index: An unmanaged, modified, market capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

Goldman Sachs Technology Composite Index (GSTI®): An unmanaged, modified, market capitalization-weighted index that is designed to measure the performance of the stocks of companies in the technology sector.

Lehman Brothers (LB) Municipal Bond Index: An unmanaged index that gives a broad look at how the prices of municipal bonds have performed; includes approximately 15,000 municipal bonds that are rated Baa or better by Moody’s and have a maturity of at least two years.

Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International (MSCI) World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Morgan Stanley Capital International (MSCI) World Financials IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector.

2 Semiannual Report 2008

Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector.

Morgan Stanley Capital International (MSCI) World Utilities IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, which includes industry groups such as electric, gas, multi-utilities, and unregulated power and water.

Morgan Stanley Capital International (MSCI) Zhong Hua Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in the developed markets of China and Hong Kong; the index gives one-third of its weightings to China stocks and the remainder to Hong Kong stocks.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Sales charge and fee information:
Nationwide China Opportunities Fund
Nationwide Emerging Markets Fund
Nationwide Global Financial Services Fund
Nationwide Global Utilities Fund
Nationwide Health Sciences Fund
Nationwide International Growth Fund
Nationwide Leaders Fund
Nationwide Mid Cap Growth Leaders Fund
Nationwide Natural Resources Fund
Nationwide Small Cap Leaders Fund
Nationwide Technology and Communications Fund
Nationwide U.S. Growth Leaders Fund
Nationwide U.S. Growth Leaders Long-Short Fund
Nationwide Worldwide Leaders Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

Sales charge and fee information: The Nationwide Tax-Free Income Fund Class A shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report. Views expressed within are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of each Fund’s portfolio holdings can be found on the trust’s internet site nationwidefunds.com.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwidefunds.com. Please read it carefully before investing any money.

2008 Semiannual Report 3

Message to Shareholders
Continued

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with the subadvisers listed in this report, with the exception of Nationwide Asset Management, LLC.

4 Semiannual Report 2008

Nationwide Global Financial Services Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Global Financial Services Fund (Class A at NAV) registered -14.04% versus -15.43% for its benchmark, the Morgan Stanley Capital International (MSCI) World Financials IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Financial Services Funds (consisting of 136 funds as of April 30, 2008) was -17.20% for the same time period.

Can you describe the market environment during the reporting period?

Global financials were one of the weaker sectors in a declining market. U.S. financial share prices were particularly challenged, because the subprime mortgage crisis continued to spread to other credit subsectors amid fears that the U.S. economy would be pulled into a recession. The crisis reached a flashpoint in March 2008, when the Federal Reserve Board orchestrated a buyout of embattled broker-dealer Bear Stearns by JP Morgan Chase & Co. The Federal Reserve’s willingness to offer JP Morgan Chase a $29 billion guarantee against potential losses from Bear Stearns assets, together with the central bank’s aggressive cuts in short-term interest rates and other measures designed to restore liquidity, reassured investors and helped the equity markets recover somewhat in April.

What areas of investment provided the most positive relative returns for the Fund?

Our focus during this volatile period was increasingly on non-U.S. companies and on firms that are “toll-takers” — that is, companies that generate transaction-based fee income or revenues based on assets under management. We tried to avoid companies with derivatives exposure or other potential balance-sheet land mines. Stock selection in the insurance and capital markets subsectors aided Fund results. Individual contributors included credit-card network provider Visa Inc., which we purchased at its IPO (initial public offering) in March. Fund-held Donau Versicherung Ag Vienna Insurance Group, based in Austria, benefited from significant exposure to rapidly growing markets in Eastern Europe. Fund-held Capital One Financial Corp., a major issuer of credit cards, declined during the period overall, but our purchase coincided with the stock’s rebound from a depressed level.

What areas detracted from Fund performance?

Fund holding GFI Group Inc., a credit derivatives broker, suffered a substantial decline in its share price as trading volume slowed and the company lost several key employees; we continued to monitor this position closely. Also detracting from Fund performance was futures exchange CME Group Inc., whose stock was sidetracked by concerns that federal regulators might force the company to sell off its clearing operations. Our decision to underweight Wells Fargo had a negative impact on Fund performance; we remained concerned about the bank’s extensive mortgage exposure in California and continued to watch for a good entry point. In the case of Fund-held home-loan securitizer Fannie Mae, the stock declined sharply, but we thought the government’s move to raise the company’s loan limits helped position the stock for an eventual rebound.

What is your outlook for the near term?

While we believe earnings expectations are still too high in many cases, valuations appear attractive on higher-quality stocks in the global financials space. As long as consumer spending responds positively to the Fed’s interest-rate reductions and the government’s tax rebates, and assuming the jobs market does not suffer further significant setbacks, we think stocks in the financial services universe could offer interesting opportunities throughout the next 12-24 months.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Douglas Burtnick, CFA, and Stuart Quint, CFA

2008 Semiannual Report 5

Fund Performance	Nationwide Global Financial Services Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	-14.04%	-12.10%	14.74%	10.54%	1.50%
	w/SC3	-18.97%	-17.16%	13.39%	9.52%

Class B	w/o SC2	-14.31%	-12.70%	13.90%	9.74%	2.19%
	w/SC4	-18.22%	-16.69%	13.66%	9.74%

Class C	w/o SC2	-14.36%	-12.71%	13.90%	9.73%	2.19%
	w/SC5	-15.14%	-13.51%	13.90%	9.73%

Class R6,8		-14.12%	-12.30%	14.39%	10.11%	1.89%

Institutional Service Class[8]		-13.88%	-11.81%	15.04%	10.83%	1.19%

Institutional Class[7,8]		-13.88%	-11.81%	15.04%	10.83%	1.19%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 18, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Global Financial Services Fund, Morgan Stanley Capital International World Financials Index (MSCI World Financials)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World Financials is an unmanaged index representative of the stocks in the global financial services sector and is based on 23 developed market country indices.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Semiannual Report 2008

Shareholder	Nationwide Global Financial Services Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Nationwide Global Financial Services Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	859.60	7.68	1.66
	Hypothetical	(b)	1,000.00	1,016.61	8.32	1.66

Class B Shares	Actual		1,000.00	856.90	10.76	2.33
	Hypothetical	(b)	1,000.00	1,013.28	11.66	2.33

Class C Shares	Actual		1,000.00	856.40	10.75	2.33
	Hypothetical	(b)	1,000.00	1,013.28	11.66	2.33

Class R Shares	Actual		1,000.00	858.80	8.46	1.83
	Hypothetical	(b)	1,000.00	1,015.76	9.17	1.83

Institutional Service Class Shares	Actual		1,000.00	861.20	6.15	1.33
	Hypothetical	(b)	1,000.00	1,018.25	6.67	1.33

Institutional Class Shares	Actual		1,000.00	861.20	6.11	1.32
	Hypothetical	(b)	1,000.00	1,018.30	6.62	1.32

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 7

Portfolio Summary	Nationwide Global Financial Services Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	98.3%
Repurchase Agreements	3.3%
Rights	0.0%
Liabilities in excess of other assets	-1.6%

100.0%

Top Industries

Commercial Banks	44.0%
Insurance	15.1%
Diversified Financial Services	12.1%
Capital Markets	11.9%
Consumer Finance	5.5%
Real Estate Management & Development	3.9%
Real Estate Investment Trusts (REITs)	3.4%
IT Services	1.1%
Thrifts & Mortgage Finance	1.0%
Aerospace & Defense	0.3%
Other	1.7%

100.0%

Top Holdings*

Banco Santander SA	4.6%
HSBC Holdings PLC	3.8%
JPMorgan Chase & Co.	3.5%
AXA SA	3.1%
UniCredit SpA	3.0%
National Bank of Greece SA	2.9%
Banco Bilbao Vizcaya Argentaria SA	2.8%
BNP Paribas	2.6%
Capital One Financial Corp.	2.4%
Goldman Sachs Group, Inc. (The)	2.4%
Other	68.9%

100.0%

Top Countries

United States	43.2%
Japan	8.8%
United Kingdom	8.3%
Spain	7.4%
France	5.7%
Greece	4.6%
Italy	3.4%
Canada	3.3%
Australia	3.1%
Germany	2.3%
Other	9.9%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

8 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Global Financial Services Fund

Common Stocks (98.3%)
	Shares or
	Principal Amount	Value

AUSTRALIA (3.1%)
Commercial Banks (2.2%) (a)
Australia & New Zealand Banking Group Ltd.	31,353	$647,129
Commonwealth Bank of Australia	21,897	922,850

		1,569,979

Real Estate Investment Trusts (REITs) (0.9%)
Westfield Group*	994	16,512
Westfield Group (a)	35,923	617,170

		633,682

		2,203,661

AUSTRIA (0.6%) (a)
Insurance (0.6%)
Vienna Insurance Group	5,456	407,640

BELGIUM (0.0%) (a)
Diversified Financial Services (0.0%)
Fortis — STRIP VVPR*	7,186	112

BERMUDA (0.6%)
Capital Markets (0.6%)
Lazard Ltd., Class A	11,460	448,544

CANADA (3.3%)
Commercial Banks (3.3%)
Royal Bank of Canada	21,580	1,029,273
Toronto-Dominion Bank	21,130	1,387,469

		2,416,742

CHINA (1.8%) (a)
Commercial Bank (1.8%)
China Construction Bank Corp.	1,426,020	1,287,947

FRANCE (5.7%) (a)
Commercial Bank (2.6%)
BNP Paribas	17,691	1,885,770

Insurance (3.1%)
AXA SA	59,644	2,203,504

		4,089,274

GERMANY (2.3%) (a)
Capital Markets (1.0%)
Deutsche Bank AG	5,659	675,868

Diversified Financial Services (1.3%)
Deutsche Boerse AG	6,574	950,470

		1,626,338

GREECE (4.6%) (a)
Commercial Banks (4.6%)
Alpha Bank AE	35,710	1,219,453
National Bank of Greece SA	38,253	2,103,888

		3,323,341

HONG KONG (1.1%) (a)
Real Estate Management & Development (1.1%)
Hang Lung Group Ltd.	145,650	783,858

IRELAND (0.6%) (a)
Commercial Bank (0.6%)
Anglo Irish Bank Corp. PLC	33,940	461,421

ITALY (3.4%) (a)
Commercial Bank (3.0%)
UniCredit SpA	289,002	2,177,894

Insurance (0.4%)
Assicurazioni Generali SpA	6,206	274,310

		2,452,204

JAPAN (8.8%) (a)
Commercial Banks (4.3%)
Mitsubishi UFJ Financial Group, Inc.	148,940	1,641,404
Sumitomo Mitsui Financial Group, Inc.	106	912,304
Suruga Bank Ltd.	38,390	543,371

		3,097,079

Consumer Finance (1.4%)
ORIX Corp.	5,650	1,022,277

Insurance (1.4%)
Millea Holdings, Inc.	23,810	1,009,293

Real Estate Management & Development (1.7%)
Mitsubishi Estate Co. Ltd.	24,920	724,825
Sumitomo Realty & Development Co. Ltd.	20,480	513,425

		1,238,250

		6,366,899

NETHERLANDS (0.3%)
Aerospace & Defense (0.3%)
AerCap Holdings NV*	12,690	219,283

SINGAPORE (1.1%) (a)
Real Estate Management & Development (1.1%)
CapitaLand Ltd.	152,900	770,815

2008 Semiannual Report 9

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Global Financial Services Fund (Continued)

Common Stocks (Continued)
	Shares or
	Principal Amount	Value

SPAIN (7.4%)
Commercial Banks (7.4%)
Banco Bilbao Vizcaya Argentaria SA (a)	88,561	$2,030,969
Banco Santander SA	153,042	3,309,391

		5,340,360

SWITZERLAND (2.1%)
Capital Markets (1.0%)
Credit Suisse Group AG	12,639	703,997

Insurance (1.1%) (a)
Zurich Financial Services AG	2,580	782,109

		1,486,106

UNITED KINGDOM (8.3%) (a)
Commercial Banks (6.7%)
Barclays PLC	140,315	1,268,588
HSBC Holdings PLC	158,528	2,752,388
Lloyds TSB Group PLC	97,897	834,787

		4,855,763

Insurance (1.6%)
Aviva PLC	92,339	1,147,001

		6,002,764

UNITED STATES (43.2%)
Capital Markets (9.3%)
Charles Schwab Corp. (The)	26,680	576,288
GFI Group, Inc.	22,660	266,255
Goldman Sachs Group, Inc. (The)	9,080	1,737,639
Invesco Ltd.	48,970	1,256,080
Lehman Brothers Holdings, Inc.	12,170	538,401
Merrill Lynch & Co., Inc.	6,460	321,902
State Street Corp.	9,600	692,544
TD Ameritrade Holding Corp.*	33,860	612,866
Waddell & Reed Financial, Inc., Class A	21,430	725,620

		6,727,595

Commercial Banks (7.5%)
Bank of the Ozarks, Inc.	15,660	390,717
BB&T Corp.	16,580	568,528
Colonial BancGroup, Inc. (The)	53,550	435,897
PNC Financial Services Group, Inc.	3,570	247,580
TCF Financial Corp.	57,390	998,586
U.S. Bancorp	29,510	1,000,094
Wachovia Corp.	12,500	364,375
Wells Fargo & Co.	45,500	1,353,625

		5,359,402

Consumer Finance (4.1%)
Capital One Financial Corp.	32,880	1,742,640
Visa, Inc., Class A*	14,240	1,188,328

		2,930,968

Diversified Financial Services (10.8%)
Bank of America Corp.	29,850	1,120,569
Citigroup, Inc.	45,840	1,158,377
CME Group, Inc.	2,330	1,065,858
IntercontinentalExchange, Inc.*	4,760	738,514
JPMorgan Chase & Co.	53,340	2,541,651
MSCI, Inc., Class A*	23,740	736,415
Nymex Holdings, Inc.	4,440	411,144

		7,772,528

Insurance (6.9%)
Aflac, Inc.	11,770	784,706
Chubb Corp.	14,350	760,120
Hanover Insurance Group, Inc. (The)	24,840	1,114,819
HCC Insurance Holdings, Inc.	35,050	865,034
Prudential Financial, Inc.	7,730	585,238
Travelers Cos., Inc. (The)	17,530	883,512

		4,993,429

IT Services (1.1%)
Alliance Data Systems Corp.*	6,300	361,683
Fiserv, Inc.*	8,430	426,137

		787,820

Real Estate Investment Trusts (REITs) (2.5%)
Health Care REIT, Inc.	9,540	462,213
Simon Property Group, Inc.	7,090	708,007
SL Green Realty Corp.	6,650	617,120

		1,787,340

Thrifts & Mortgage Finance (1.0%)
Federal National Mortgage Association	26,140	739,762

		31,098,844

Total Common Stocks		70,786,153

Rights (0.0%)

Austria (0.0%)
Vienna Insurance Co. Rights, Expiring 05/09/08	5,456	0

10 Semiannual Report 2008

Repurchase Agreements (3.3%)
	Shares or
	Principal Amount	Value

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $1,797,321, collateralized by U.S. Government Agency Mortgages ranging 4.00% - 6.13%, maturing 05/30/08 - 10/05/26; total market value of $1,833,171	$1,797,227	$1,797,227
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $561,144, collateralized by U.S. Government Agency Mortgages ranging 4.60% - 4.85%, maturing 09/01/35; total market value of $572,337	561,114	561,114

Total Repurchase Agreements		2,358,341

Total Investments (Cost $73,195,733) (b) — 101.6%		73,144,494

Liabilities in excess of other assets — (1.6)%		(1,117,108)

NET ASSETS — 100.0%		$72,027,386

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2008 Semiannual Report 11

Nationwide Health Sciences Fund
(formerly Nationwide Global Health Sciences Fund)

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Health Sciences Fund (Class A at NAV) registered -13.17% versus -12.06% for its benchmark, the Goldman Sachs (GS) Healthcare Index. For broader comparison, the average return for the Fund’s Lipper peer category of Health/Biotechnology Funds (consisting of 200 funds as of April 30, 2008) was -11.54% for the same period.

Can you describe the market environment during the reporting period?

Although health care was not the market’s weakest sector, it suffered a significant setback amid a generally weak environment for stocks. Large drug companies experienced a variety of company-specific setbacks, while many companies in the HMO (health maintenance organization) industry preannounced disappointing earnings or missed their earnings estimates. In addition, the political debate over how to provide adequate health care for the large number of people in the United States who have no health insurance kept a number of investors on the sidelines.

What areas of investment provided the most positive relative returns for the Fund?

Overweighting the life sciences tools and services group, as well as favorable stock selection in that segment, provided a boost to the Fund’s performance. Individual contributors to Fund performance included Perrigo Co., the world’s largest manufacturer of store-branded drugs. A weak economy spurred consumers’ purchases of store-branded drugs, which are inexpensive compared with their better-known branded counterparts, and the company gained market share when a competitor pulled out of the business. Fund holding Gilead Sciences, Inc., a core position in the Fund for some time, also aided performance; the company continued to deliver strong financial results and benefited from a negative study on a rival’s product. Fund holding Illumina, Inc. also helped performance. After a corporate reorganization designed to enhance the company’s ability to develop its gene sequencing and genotyping businesses, and the settlement of a patent dispute with a competitor, Illumina raised its earnings and revenue guidance for fiscal 2008, which lifted its stock.

What areas detracted from Fund performance?

Stock selection in the health-care equipment and supplies segment had the largest negative impact on Fund results. At the individual stock level, Fund holding drugmakers Schering-Plough Corp. and Merck & Co., Inc. were among the Fund’s greatest detractors. A recent study questioning the efficacy of Zetia, a cholesterol medication jointly marketed by the two companies, resulted in both stocks pulling back sharply. We thought investors overreacted, and we maintained our positions. Not owning benchmark component Millennium Pharmaceuticals, Inc. also hurt Fund results, because the company benefited after it was acquired by a Japanese drugmaker. An underweighting by the Fund in Abbott Laboratories was counterproductive as well; although we were put off by the stock’s relatively rich valuation, it handily outperformed the benchmark. Several small-capitalization medical device manufacturers owned by the Fund — including TomoTherapy Inc. and Nanosphere, Inc. — suffered sharp declines as defensive investors sought the perceived safety of large-cap stocks.

What is your outlook for the near term?

We believe valuations are low enough to provide some very attractive opportunities during the next several years. The continued adoption of generic drugs is a long-term theme that should continue to play out, as consumers seek ways to reduce their health-care costs. We will also remain alert for companies with strong product pipelines. In the HMO arena, we are trying to determine whether a material acceleration in medical cost inflation has occurred that could continue to hurt those companies. In the device and equipment market, we remain interested in companies that sell a number of smaller items rather than a few big-ticket products, given the potential difficulty of financing the latter in the current tight credit environment.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Manager:
Douglas Burtnick, CFA

12 Semiannual Report 2008

Fund Performance	Nationwide Health Sciences Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	-13.17%	-7.95%	8.62%	3.89%	1.62%
	w/SC3	-18.14%	-13.24%	7.35%	3.05%

Class B	w/o SC2	-13.43%	-8.51%	7.94%	3.22%	2.26%
	w/SC4	-17.40%	-12.70%	7.65%	3.22%

Class C5	w/o SC2	-13.43%	-8.51%	7.92%	3.22%	2.26%
	w/SC6	-14.22%	-9.35%	7.92%	3.22%

Class R7,9		-13.24%	-8.09%	8.39%	3.51%	1.96%

Institutional Service Class[9]		-13.01%	7.65%	8.86%	4.15%	1.26%

Institutional Class[8,9]		-13.02%	7.62%	8.95%	4.21%	1.26%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Performance fees apply to the Fund, which may increase or decrease expenses. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 29, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (9/23/02) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Health Sciences Fund, the Goldman Sachs Healthcare Index (GS Healthcare)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The GS Healthcare is an unmanaged index representative of the stocks in the healthcare sector.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 13

Shareholder	Nationwide Health Sciences Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Nationwide Health Sciences Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	868.30	8.31	1.79
	Hypothetical	(b)	1,000.00	1,015.96	8.97	1.79

Class B Shares	Actual		1,000.00	865.70	11.04	2.38
	Hypothetical	(b)	1,000.00	1,013.03	11.91	2.38

Class C Shares	Actual		1,000.00	865.70	11.04	2.38
	Hypothetical	(b)	1,000.00	1,013.03	11.91	2.38

Class R Shares	Actual		1,000.00	867.60	8.78	1.89
	Hypothetical	(b)	1,000.00	1,015.47	9.47	1.89

Institutional Service Class Shares	Actual		1,000.00	869.90	6.42	1.38
	Hypothetical	(b)	1,000.00	1,018.00	6.92	1.38

Institutional Class Shares	Actual		1,000.00	869.80	6.42	1.38
	Hypothetical	(b)	1,000.00	1,018.00	6.92	1.38

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

14 Semiannual Report 2008

Portfolio Summary	Nationwide Health Sciences Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	97.8%
Repurchase Agreements	1.7%
Other Investments*	1.3%
Liabilities in excess of other assets**	-0.8%

100.0%

Top Industries

Pharmaceuticals	38.1%
Health Care Equipment & Supplies	19.5%
Biotechnology	16.1%
Health Care Providers & Services	13.7%
Life Sciences Tools & Services	6.5%
Food & Staples Retailing	1.5%
Commercial Services & Supplies	0.9%
Real Estate Investment Trusts (REITs)	0.6%
Chemicals	0.5%
Health Care Technology	0.4%
Other	2.2%

100.0%

Top Holdings***

Johnson & Johnson	7.0%
Merck & Co., Inc.	6.5%
Gilead Sciences, Inc.	5.2%
Pfizer, Inc.	4.5%
Medtronic, Inc.	3.8%
Baxter International, Inc.	3.6%
Bristol-Myers Squibb Co.	3.5%
Abbott Laboratories	3.1%
Teva Pharmaceutical Industries Ltd. ADR	2.7%
Schering-Plough Corp.	2.5%
Other	57.6%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 15

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Health Sciences Fund

Common Stocks (97.8%)
	Shares or
	Principal Amount	Value

Biotechnology (16.1%)
Amgen, Inc.*	12,090	$506,208
Amylin Pharmaceuticals, Inc.*	4,370	120,525
Array BioPharma, Inc.*	24,980	155,376
Biogen Idec, Inc.*	6,000	364,140
Celgene Corp.*	6,210	385,889
Cephalon, Inc.*	3,600	224,676
Dyax Corp.*	34,340	137,703
Enzon Pharmaceuticals, Inc.*	10,510	91,647
Genentech, Inc.*	4,000	272,800
Gilead Sciences, Inc.*	30,110	1,558,494
ImClone Systems, Inc.*	6,850	319,553
Nanosphere, Inc.*	5,920	39,427
Savient Pharmaceuticals, Inc.*	6,800	148,512
Seattle Genetics, Inc.*	14,600	148,336
United Therapeutics Corp.*	3,980	336,310

		4,809,596

Chemicals (0.5%)
Sigma-Aldrich Corp.	2,490	141,980

Commercial Services & Supplies (0.9%)
Stericycle, Inc.*	5,250	280,245

Food & Staples Retailing (1.5%)
CVS Caremark Corp.	10,932	441,325

Health Care Equipment & Supplies (19.5%)
Baxter International, Inc.	17,328	1,079,881
Becton, Dickinson & Co.	2,520	225,288
Boston Scientific Corp.*	31,410	418,695
Covidien Ltd.	5,500	256,795
Dentsply International, Inc.	6,880	267,426
Hologic, Inc.*	16,440	479,883
IDEXX Laboratories, Inc.*	4,700	250,040
Insulet Corp.*	10,680	195,551
Inverness Medical Innovations, Inc.* (a)	4,050	149,850
Masimo Corp.*	7,450	217,167
Medtronic, Inc.	22,930	1,116,232
St. Jude Medical, Inc.*	5,010	219,338
Stryker Corp.	4,640	300,811
TomoTherapy, Inc.*	6,950	67,832
Wright Medical Group, Inc.*	4,430	123,686
Xtent, Inc.* (a)	9,790	34,657
Zimmer Holdings, Inc.*	5,720	424,195

		5,827,327

Health Care Providers & Services (13.7%)
Aetna, Inc.	15,950	695,420
Cardinal Health, Inc.	5,663	294,872
CIGNA Corp.	9,390	401,047
Coventry Health Care, Inc.*	3,200	143,136
Express Scripts, Inc.*	3,800	266,076
Humana, Inc.*	5,240	250,420
IPC The Hospitalist Co., Inc.*	4,040	94,819
McKesson Corp.	6,390	333,047
Medco Health Solutions, Inc.*	7,550	374,027
Quest Diagnostics, Inc.	4,380	219,788
Skilled Healthcare Group, Inc., Class A*	3,310	40,051
UnitedHealth Group, Inc.	19,380	632,369
WellPoint, Inc.*	6,920	344,270

		4,089,342

Health Care Technology (0.4%)
Eclipsys Corp.*	4,940	102,604

Life Sciences Tools & Services (6.5%)
Applera Corp. — Applied Biosystems Group	2,900	92,539
Bruker Corp.*	8,220	99,626
Charles River Laboratories International, Inc.*	3,220	186,921
Covance, Inc.*	2,474	207,296
Illumina, Inc.*	2,840	221,208
PerkinElmer, Inc.	11,960	317,658
Thermo Fisher Scientific, Inc.*	10,740	621,524
Waters Corp.*	3,130	192,370

		1,939,142

Pharmaceuticals (38.1%)
Abbott Laboratories	17,530	924,707
Allergan, Inc.	3,190	179,820
Bristol-Myers Squibb Co.	47,330	1,039,840
Eli Lilly & Co.	10,750	517,505
Johnson & Johnson	31,164	2,090,793
Merck & Co., Inc.	50,971	1,938,937
Perrigo Co.	9,400	385,306
Pfizer, Inc.	66,172	1,330,719
Schering-Plough Corp.	40,508	745,752
Sepracor, Inc.*	7,590	163,565
Teva Pharmaceutical Industries Ltd. ADR — IL	17,250	806,955
Valeant Pharmaceuticals International* (a)	16,240	215,667

16 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Pharmaceuticals (continued)

Viropharma, Inc.*	36,060	$330,310
Wyeth	15,750	700,402

		11,370,278

Real Estate Investment Trust (REIT) (0.6%)
Health Care REIT, Inc.	3,700	179,265

Total Common Stocks		29,181,104

Repurchase Agreements (1.7%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $387,521, collateralized by U.S. Government Agency Mortgages ranging 4.00% - 6.13%, maturing 05/30/08 - 10/05/26; total market value of $395,251	$387,501	387,501
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $120,988, collateralized by U.S. Government Agency Mortgages ranging 4.60% - 4.85%, maturing 09/01/35; total market value of $123,402	120,982	120,982

Total Repurchase Agreements		508,483

Securities Purchased With Collateral For Securities
On Loan (1.3%)

Repurchase Agreement (1.3%)
Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $378,459, collateralized by U.S. Government Agency Mortgages ranging 3.02% - 9.42%, maturing 06/04/12 - 04/25/38; total market value of $386,006	$378,438	$378,438

Total Securities Purchased With Collateral For Securities On Loan		378,438

Total Investments (Cost $31,362,678) (b) — 100.8%		30,068,025

Liabilities in excess of other assets — (0.8)%		(239,962)

NET ASSETS — 100.0%		$29,828,063

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of April 30, 2008.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

IL	Israel

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2008 Semiannual Report 17

Nationwide Natural Resources Fund
(formerly Nationwide Global Natural Resources Fund)

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Natural Resources Fund (Class A at NAV) returned 7.51% versus 4.59% for its benchmark, the Goldman Sachs (GS) Natural Resources Index. For broader comparison, the average return for the Fund’s Lipper peer category of Natural Resources Funds (consisting of 177 funds as of April 30, 2008) was 5.56% for the same time period.

Can you describe the market environment during the reporting period?

Buoyed by robust prices for energy and metals, natural resources stocks represented one of the few bright spots in an otherwise dreary stock-market landscape. Strong demand from emerging markets, especially China, pushed crude oil prices to well over $100 per barrel by the end of April. Prices for industrial metals such as copper and aluminum also were strong, and gold edged over $1,000 per troy ounce in March. Concerns that the credit crisis in North America and Europe and the accompanying weakness in consumer spending might lead to weaker demand for commodities had a minimal impact on most natural resources stocks. Indications that the Federal Reserve Board might pause soon in its campaign to reduce interest rates, however, did bolster the beleaguered U.S. dollar late in the reporting period and caused precious metals prices to back away from their recent highs.

What areas of investment provided the most positive relative returns for the Fund?

The Fund benefited from favorable stock selection in the energy and materials sectors. Cabot Oil & Gas Corp. was the Fund’s top contributor. The company, which has exposure to the Marcellus Shale deposit that runs through western Pennsylvania and several neighboring states, was helped by rising production and higher prices for natural gas and crude oil. Out-of-benchmark holding SandRidge Energy, Inc. — another natural gas play — also turned in strong performance for the Fund. With a desirable property in western Texas and no competition to develop it, the company’s stock surged higher. We trimmed both Fund holdings Cabot Oil & Gas and SandRidge Energy to lock in profits. Occidental Petroleum Corp., the Fund’s largest position, rewarded our confidence in it. A pure crude oil play, Occidental Petroleum was a major beneficiary of soaring oil prices. Meanwhile, Fund holding Century Aluminum Co. was helped by higher aluminum prices; demand remained firm and supplies were tight.

What areas detracted from Fund performance?

Zinc producer Teck Cominco Ltd. fared poorly for the Fund. Weak zinc prices early in the reporting period led us to sell our position at a loss, and then the stock came on strong after we sold it. Fund holding Evergreen Energy Inc. continued to test our patience; the commercialization of the company’s innovative coal-cleaning technology was further delayed by the weak credit environment. EnerNOC, Inc., a Fund holding that employs technology to manage power usage across a network of customer sites, saw its stock price tumble near the end of February when the company announced a larger-than-expected loss. Fund holding NovaGold Resources Inc., a gold-mining company, was hampered by an upward revision in estimated costs for one of its projects.

What is your outlook for the near term?

While natural resources stocks have displayed impressive relative strength compared with most other market sectors, we believe that if economic activity in the United States and throughout the world continues to weaken, substantial downside risks within the group could result. Accordingly, we have trimmed a number of the Fund’s positions as share prices have moved higher. The Fund averaged a higher-than-normal cash position during the reporting period because we are waiting for prices to come back to what we view as attractive valuations. We are also pursuing some more defensive positions in the utilities sector.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
William Gerlach, CFA, and Jason Kotik, CFA

18 Semiannual Report 2008

Fund Performance	Nationwide Natural Resources Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six			Expense
		Month*	1 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	7.51%	30.02%	38.97%	1.44%
	w/SC3	1.31%	22.54%	36.84%

Class B	w/o SC2	7.11%	29.07%	37.92%	2.16%
	w/SC4	2.41%	24.07%	37.61%

Class C	w/o SC2	7.10%	29.11%	37.94%	2.16%
	w/SC5	6.16%	28.11%	37.94%

Class R6		7.41%	29.74%	38.55%	1.86%

Institutional Service Class[6]		7.64%	30.36%	39.26%	1.16%

Institutional Class[6]		7.63%	30.37%	39.32%	1.16%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Natural Resources Fund, Goldman Sachs Natural Resources Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	Goldman Sachs Natural Resources is an unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 19

Shareholder	Nationwide Natural Resources Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Nationwide Natural Resources Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	1,075.10	6.50	1.26
	Hypothetical	(b)	1,000.00	1,018.60	6.32	1.26

Class B Shares	Actual		1,000.00	1,071.10	10.25	1.99
	Hypothetical	(b)	1,000.00	1,014.97	9.97	1.99

Class C Shares	Actual		1,000.00	1,071.00	10.25	1.99
	Hypothetical	(b)	1,000.00	1,014.97	9.97	1.99

Class R Shares	Actual		1,000.00	1,074.10	7.63	1.48
	Hypothetical	(b)	1,000.00	1,017.50	7.42	1.48

Institutional Service Class Shares	Actual		1,000.00	1,076.40	5.06	0.98
	Hypothetical	(b)	1,000.00	1,019.99	4.92	0.98

Institutional Class Shares	Actual		1,000.00	1,076.30	5.11	0.99
	Hypothetical	(b)	1,000.00	1,019.94	4.97	0.99

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

20 Semiannual Report 2008

Portfolio Summary	Nationwide Natural Resources Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	86.2%
Repurchase Agreements	17.6%
Liabilities in excess of other assets	-3.8%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	51.1%
Energy Equipment & Services	19.9%
Metals & Mining	9.1%
Independent Power Producers & Energy Traders	1.6%
Chemicals	1.3%
Machinery	0.8%
Multi-Utility	0.8%
Marine	0.6%
Containers & Packaging	0.4%
Electrical Equipment	0.2%
Other	14.2%

100.0%

Top Holdings*

Occidental Petroleum Corp.	5.9%
Exxon Mobil Corp.	4.3%
Suncor Energy, Inc.	4.1%
Schlumberger Ltd.	3.9%
Transocean, Inc.	3.8%
Diamond Offshore Drilling, Inc.	2.8%
Range Resources Corp.	2.7%
ConocoPhillips	2.6%
Williams Cos., Inc.	2.6%
BHP Billiton Ltd., Sponsored ADR	2.4%
Other	64.9%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 21

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Natural Resources Fund

Common Stocks (86.2%)
	Shares or
	Principal Amount	Value

AUSTRALIA (2.4%)
Metals & Mining (2.4%)
BHP Billiton Ltd., ADR	36,000	$2,903,760
Oil, Gas & Consumable Fuels (0.0%)
InterOil Corp.*	1,600	30,224

		2,933,984

BAHAMAS (0.8%)
Oil, Gas & Consumable Fuels (0.8%)
Teekay Tankers Ltd., Class A	47,191	952,314

BERMUDA (0.3%)
Energy Equipment & Services (0.3%)
Nabors Industries Ltd.*	10,000	375,400

CANADA (9.6%)
Metals & Mining (2.0%)
Agnico-Eagle Mines Ltd.	14,000	874,300
Barrick Gold Corp.	22,000	849,640
NovaGold Resources, Inc.*	42,100	309,014
Yamana Gold, Inc.	28,000	358,960

		2,391,914

Oil, Gas & Consumable Fuels (7.6%)
Canadian Natural Resources Ltd.	20,000	1,700,000
Gastar Exploration Ltd.*	131,600	234,248
Ivanhoe Energy, Inc.*	84,000	163,800
Kodiak Oil & Gas Corp.*	195,861	630,672
NGAS Resources, Inc.*	27,300	186,186
Suncor Energy, Inc.	44,000	4,958,360
Talisman Energy, Inc.	64,773	1,320,074

		9,193,340

		11,585,254

GREECE (0.4%)
Marine (0.2%)
DryShips, Inc.	3,208	264,660

Transportation Infrastructure (0.2%)
Aegean Marine Petroleum Network, Inc.	7,015	255,136

		519,796

NETHERLANDS ANTILLES (3.9%)
Energy Equipment & Services (3.9%)
Schlumberger Ltd.	46,900	4,715,795

SPAIN (0.7%) (a)
Independent Power Producers & Energy Traders (0.7%)
Iberdrola Renovables*	125,000	907,508

UNITED KINGDOM (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
BP PLC ADR	272	19,799

UNITED STATES (68.1%)
Airline (0.1%)
AirTran Holdings, Inc.*	31,700	108,097

Biotechnology (0.1%)
Metabolix, Inc.*	15,100	166,251

Chemicals (1.3%)
Monsanto Co.	13,500	1,539,270

Containers & Packaging (0.4%)
Pactiv Corp.*	20,000	475,800

Electrical Equipment (0.2%)
Composite Technology Corp.*	5,000	4,400
Energy Conversion Devices, Inc.*	7,968	259,677

		264,077

Energy Equipment & Services (15.7%)
Cameron International Corp.*	8,360	411,563
Diamond Offshore Drilling, Inc.	27,300	3,423,693
Dril-Quip, Inc.*	11,000	628,760
ENSCO International, Inc.	3,947	251,542
FMC Technologies, Inc.*	2,000	134,400
Halliburton Co.	53,251	2,444,753
Hercules Offshore, Inc.*	10,595	279,284
Hornbeck Offshore Services, Inc.*	6,201	309,244
National Oilwell Varco, Inc.*	15,915	1,089,382
Noble Corp.	7,970	448,552
Oil States International, Inc.*	2,000	100,120
Particle Drilling Technologies, Inc.*	15,000	30,300
Pioneer Drilling Co.*	124,548	2,033,869
Pride International, Inc.*	13,950	592,177
Smith International, Inc.	5,000	382,550
Superior Energy Services, Inc.*	1,000	44,380
Superior Well Services, Inc.*	28	667
T-3 Energy Services, Inc.*	12,662	668,554
TETRA Technologies, Inc.*	11,320	184,063
Tidewater, Inc.	9,360	610,459
Transocean, Inc.*	31,542	4,651,145
W-H Energy Services, Inc.*	4,697	363,031
Weatherford International Ltd.*	100	8,067

		19,090,555

Independent Power Producers & Energy Traders (0.9%)
Dynegy, Inc., Class A*	40,000	344,800
NRG Energy, Inc.*	17,214	756,555

		1,101,355

22 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

UNITED STATES (continued)

Machinery (0.8%)
Bucyrus International, Inc., Class A	3,000	$377,790
Harsco Corp.	9,950	590,334

		968,124

Marine (0.4%)
Genco Shipping & Trading Ltd.	6,290	425,519

Metals & Mining (4.7%)
AM Castle & Co.	13,160	406,776
Century Aluminum Co.*	16,000	1,108,640
Cleveland-Cliffs, Inc.	3,800	609,520
Freeport-McMoRan Copper & Gold, Inc.	23,237	2,643,209
Horsehead Holding Corp.*	12,827	179,834
Newmont Mining Corp.	18,300	809,043

		5,757,022

Multi-Utility (0.8%)
MDU Resources Group, Inc.	32,200	929,614

Oil, Gas & Consumable Fuels (42.7%)
Anadarko Petroleum Corp.	20,200	1,344,512
Arch Coal, Inc.	32,600	1,869,936
Aurora Oil & Gas Corp.*	284,809	139,556
BioFuel Energy Corp.*	24,700	98,553
Cabot Oil & Gas Corp.	23,887	1,360,842
Carrizo Oil & Gas, Inc.*	1,734	110,092
Chevron Corp.	25,837	2,484,228
ConocoPhillips	37,066	3,193,236
CONSOL Energy, Inc.	13,300	1,076,768
Denbury Resources, Inc.*	52,000	1,589,120
Devon Energy Corp.	15,563	1,764,844
Energy Transfer Equity LP	13,150	451,440
EOG Resources, Inc.	500	65,240
Evergreen Energy, Inc.*	137,919	202,741
Exxon Mobil Corp.	56,700	5,277,069
General Maritime Corp.	3,700	96,681
GeoMet, Inc.*	117,036	789,993
Goodrich Petroleum Corp.*	6,800	229,704
K-Sea Transportation Partners LP	8,000	293,920
Marathon Oil Corp.	25,000	1,139,250
Massey Energy Co.	33,580	1,757,241
Newfield Exploration Co.*	8,000	486,080
Noble Energy, Inc.	10,635	925,245
Occidental Petroleum Corp.	86,500	7,197,665
Parallel Petroleum Corp.*	42,902	909,093
Penn Virginia Corp.	9,070	476,175
PetroHawk Energy Corp.*	80,928	1,913,138
RAM Energy Resources, Inc.*	224,491	1,133,680
Range Resources Corp.	48,900	3,245,982
Rex Energy Corp.*	90,259	1,958,620
SandRidge Energy, Inc.*	35,916	1,622,685
Southwestern Energy Co.*	3,936	166,532
Targa Resources Partners LP	12,800	309,376
Tesoro Corp.	11,300	284,082
Valero Energy Corp.	10,400	508,040
Venoco, Inc.*	10,859	163,211
VeraSun Energy Corp.*	25	156
Whiting Petroleum Corp.*	10,080	771,322
Williams Cos., Inc.	89,551	3,179,060
Williams Partners LP	35,810	1,294,173

		51,879,281

		82,704,965

Total Common Stocks		104,714,815

Repurchase Agreements (17.6%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $16,286,237, collateralized by U.S. Government Agency Mortgages ranging 4.00% - 6.13%, maturing 05/30/08 - 10/05/26; total market value of $16,611,086	$16,285,379	16,285,379
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $5,084,747, collateralized by U.S. Government Agency Mortgages ranging 4.60% - 4.85%, maturing 09/01/35; total market value of $5,186,169	5,084,479	5,084,479

Total Repurchase Agreements		21,369,858

Total Investments (Cost $111,338,937) (b) — 103.8%		126,084,673

Liabilities in excess of other assets — (3.8)%		(4,609,055)

NET ASSETS — 100.0%		$121,475,618

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

LP	Limited Partnership

2008 Semiannual Report 23

Nationwide Technology and Communications Fund
(formerly Nationwide Global Technology and Communications Fund)

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Technology and Communications Fund (Class A at NAV) registered -17.53% versus -14.80% for its benchmark, the Goldman Sachs Technology Composite Index (GSTI®). For broader comparison, the average return for the Fund’s Lipper peer category of Science & Technology Funds (consisting of 269 funds as of April 30, 2008) was -16.55% for the same time period.

Can you describe the market environment during the reporting period?

After holding up relatively well during the final two months of 2007, technology was one of the worst-performing sectors in the first quarter of 2008. A slowing economy and concerns about both enterprise and consumer spending on information technology (IT) undermined share prices in the sector. Tech stocks perked up again during the final six weeks of the reporting period amid optimism about the federal government’s tax rebate plan and the Federal Reserve Board’s efforts to resuscitate the U.S. economy. Throughout the reporting period, though, technology lagged the broader market by most measures. Among technology subsectors, performance was uniformly weak, although the IT services group suffered only a single-digit loss, bettering the double-digit setbacks found elsewhere in the sector.

What areas of investment provided the most positive relative returns for the Fund?

Contributors to Fund performance included benchmark component Motorola, Inc., which we correctly underweighted due to concerns about the company’s weak product pipeline. Fund holding Clearwire Corp., a wireless services provider for broadband networks, benefited from the push to expand wireless Internet access. In the case of Fund holding Applied Materials, Inc., a leading semiconductor capital equipment company, we bought the stock near the end of 2007 and toward the beginning of 2008, and subsequent growth in the business of selling equipment to make solar panels bolstered Applied Materials’ stock price.

What areas detracted from Fund performance?

Anticipating difficult market conditions, we attempted to position the Fund more defensively during the reporting period. We favored large-capitalization stocks, which we thought would hold up better than small- and mid-cap shares. We also modestly trimmed the Fund’s technology weighting and added to our cash position and defensive sectors, including clean energy. Last of all, we increased the Fund’s international exposure in an effort to avoid the full brunt of the U.S. credit crisis. These tactics did not work as well as we had hoped. Fund holding Tessera Technologies, Inc., which earns its revenues from licensing semiconductor packaging technology, was a significant detractor from Fund performance; an arbitration hearing that had the potential to boost the company’s royalties was delayed. One foreign Fund holding that disappointed was Solaria Energía y Medio Ambiente S.A., a Spanish wind energy stock. Delayed passage of potentially-favorable energy legislation hurt the company’s stock. Meanwhile, the share price of Fund holding SanDisk Corp. was sidelined by a collapse of prices for NAND flash memory. We believe that we were simply early with our purchase, because SanDisk’s shares later rebounded.

What is your outlook for the near term?

We expect IT spending to be weak for much of 2008. By the fourth quarter, however — historically a good quarter for tech stocks — we think trends in IT spending might start to improve. In turn, investors could begin to look ahead to better conditions in 2009, both in technology specifically and in the economy as a whole. We will remain alert for opportunities to position the Fund to take advantage of these developments.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Manager:
Robert V. Tango, Jr.

24 Semiannual Report 2008

Fund Performance	Nationwide Technology and Communications Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	-17.53%	-0.54%	11.29%	-8.40%	1.70%
	w/SC3	-22.24%	-6.18%	9.95%	-9.09%

Class B	w/o SC2	-17.60%	-1.04%	10.55%	-9.04%	2.38%
	w/SC4	-20.73%	-4.80%	10.28%	-9.04%

Class C5	w/o SC2	-17.68%	-1.07%	10.53%	-8.96%	2.38%
	w/SC6	-18.31%	-1.83%	10.53%	-8.96%

Class R7,9		-17.64%	-0.80%	10.95%	-8.83%	2.08%

Institutional Service Class[9]		-17.29%	-0.31%	11.76%	-7.97%	1.38%

Institutional Class[8,9]		-17.39%	-0.28%	11.58%	-8.07%	1.38%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Technology and Communications Fund, Goldman Sachs Technology Composite Index (GSTI®)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The GSTI® is an unmanaged, modified, market capitalization-weighted index that is designed to measure performance of companies in the technology sector.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 25

Shareholder	Nationwide Technology and Communications Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
(April 30, 2008)

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Nationwide Technology and Communications Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	824.70	7.62	1.68
	Hypothetical	(b)	1,000.00	1,016.51	8.42	1.68

Class B Shares	Actual		1,000.00	824.00	10.52	2.32
	Hypothetical	(b)	1,000.00	1,013.33	11.61	2.32

Class C Shares	Actual		1,000.00	823.20	10.47	2.31
	Hypothetical	(b)	1,000.00	1,013.38	11.56	2.31

Class R Shares	Actual		1,000.00	823.60	9.02	1.99
	Hypothetical	(b)	1,000.00	1,014.97	9.97	1.99

Institutional Service Class Shares	Actual		1,000.00	827.10	5.86	1.29
	Hypothetical	(b)	1,000.00	1,018.45	6.47	1.29

Institutional Class Shares	Actual		1,000.00	826.10	5.95	1.31
	Hypothetical	(b)	1,000.00	1,018.35	6.57	1.31

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

26 Semiannual Report 2008

Portfolio Summary	Nationwide Technology and Communications Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	96.2%
Repurchase Agreements	6.5%
Exchange Traded Funds	0.5%
Other Investments*	4.5%
Liabilities in excess of other assets**	-7.7%

100.0%

Top Industries

Communications Equipment	19.5%
Computers & Peripherals	18.1%
Semiconductors & Semiconductor Equipment	16.3%
Internet Software & Services	12.9%
Software	12.5%
Wireless Telecommunication Services	7.8%
Electrical Equipment	2.2%
Internet & Catalog Retail	2.1%
IT Services	1.9%
Electronic Equipment & Instruments	1.3%
Other	5.4%

100.0%

Top Holdings***

Google, Inc., Class A	6.2%
Cisco Systems, Inc.	5.6%
Microsoft Corp.	5.6%
Clearwire Corp., Class A	5.1%
Intel Corp.	4.8%
Tessera Technologies, Inc.	4.4%
Apple, Inc.	4.2%
QUALCOMM, Inc.	3.8%
Nokia OYJ ADR	3.6%
International Business Machines Corp.	3.6%
Other	53.1%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 27

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Technology and Communications Fund

Common Stocks (96.2%)
	Shares or
	Principal Amount	Value

Chemicals (0.5%) (a)
Calgon Carbon Corp.*	7,011	$99,907

Commercial Services & Supplies (0.5%) (a)
Innerworkings, Inc.*	7,500	100,800

Communications Equipment (19.5%)
Cisco Systems, Inc.*	44,554	1,142,364
Comverse Technology, Inc.*	20,584	359,191
F5 Networks, Inc.*	4,660	105,456
Finisar Corp.*	74,260	100,251
Juniper Networks, Inc.*	10,463	288,988
Network Equipment Technologies, Inc.*	9,900	64,350
Neutral Tandem, Inc.*	6,546	125,880
Nokia OYJ ADR — FI	24,545	738,068
QUALCOMM, Inc.	17,899	773,058
Research In Motion Ltd.*	1,421	172,836
Sycamore Networks, Inc.*	40,100	129,122

		3,999,564

Computers & Peripherals (18.1%)
Acer, Inc. (b)	109,000	235,652
Apple, Inc.*	4,953	861,574
Brocade Communications Systems, Inc.*	20,400	146,064
Cray, Inc.*	24,100	150,143
Dell, Inc.*	10,283	191,572
EMC Corp.*	19,383	298,498
Hewlett-Packard Co.	12,589	583,500
International Business Machines Corp.	6,105	736,874
QLogic Corp.*	14,470	230,941
SanDisk Corp.*	5,760	156,039
Synaptics, Inc.*	3,760	127,614

		3,718,471

Diversified Consumer Services (0.6%)
ITT Educational Services, Inc.*	1,580	121,123

Electrical Equipment (2.2%)
Belden, Inc.	9,630	324,916
Orion Energy Systems, Inc.* (a)	11,671	130,482

		455,398

Electronic Equipment & Instruments (1.3%)
Dolby Laboratories, Inc., Class A*	6,701	269,045

Internet & Catalog Retail (2.1%)
Amazon.Com, Inc.*	3,039	238,957
Expedia, Inc.*	4,251	107,380
priceline.com, Inc.* (a)	689	87,944

		434,281

Internet Software & Services (12.9%)
Akamai Technologies, Inc.*	3,295	117,862
Alibaba.com Ltd.* (b) (c)	122,560	225,783
eBay, Inc.*	10,891	340,780
Equinix, Inc.*	1,250	113,025
Google, Inc., Class A*	2,222	1,276,072
MercadoLibre, Inc.* (a)	924	46,736
Omniture, Inc.*	8,900	203,098
VistaPrint Ltd.*	3,200	108,896
Vocus, Inc.*	2,325	64,612
Website Pros, Inc.*	16,250	146,250

		2,643,114

IT Services (1.9%)
Cognizant Technology Solutions Corp., Class A*	2,261	72,917
Wright Express Corp.*	9,326	307,758

		380,675

Semiconductors & Semiconductor Equipment (16.3%)
Advanced Micro Devices, Inc.*	31,720	189,051
Elpida Memory, Inc.* (b)	4,170	152,659
Fairchild Semiconductor International, Inc.*	7,257	94,631
Intel Corp.	44,592	992,618
Marvell Technology Group Ltd.*	17,690	229,086
MediaTek, Inc. (b)	17,850	231,553
Monolithic Power Systems, Inc.*	9,780	223,962
Tessera Technologies, Inc.*	44,410	898,858
Texas Instruments, Inc.	11,259	328,313

		3,340,731

Software (12.5%)
Check Point Software Technologies*	4,450	105,109
Citrix Systems, Inc.*	19,834	649,564
Concur Technologies, Inc.*	4,159	137,829
Electronic Arts, Inc.*	3,179	163,623
Microsoft Corp.	39,869	1,137,064
Oracle Corp.*	7,152	149,119
Symantec Corp.*	9,600	165,312
Synchronoss Technologies, Inc.*	2,330	48,627

		2,556,247

28 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Wireless Telecommunication Services (7.8%)
American Tower Corp., Class A*	6,611	$287,050
Clearwire Corp., Class A* (a)	69,509	1,052,366
Crown Castle International Corp.*	6,400	248,640

		1,588,056

Total Common Stocks		19,707,412

Exchange Traded Funds (0.5%)

Powershares QQQ	2,129	100,510

Total Exchange Traded Funds		100,510

Repurchase Agreements (6.5%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $1,023,221, collateralized by U.S. Government Agency Mortgages ranging 4.00% - 6.13%, maturing 05/30/08 - 10/05/26; total market value of $1,043,630	$1,023,167	1,023,167
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $319,461, collateralized by U.S. Government Agency Mortgages ranging 4.60% - 4.85%, maturing 09/01/35; total market value of $325,833	319,444	319,444

Total Repurchase Agreements		1,342,611

Securities Purchased With Collateral For Securities
On Loan (4.5%)

Repurchase Agreement (4.5%)
Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $926,719, collateralized by U.S. Government Agency Mortgages ranging 3.02% - 9.42%, maturing 06/04/12 - 04/25/38; total market value of $945,201	$926,668	$926,668

Total Securities Purchased With Collateral For Securities On Loan		926,668

Total Investments (Cost $21,734,513) (d) — 107.7%		22,077,201

Liabilities in excess of other assets — (7.7)%		(1,585,010)

NET ASSETS — 100.0%		$20,492,191

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of April 30, 2008.

(b)	Fair Valued Security.

(c)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

FI	Finland

See accompanying notes to financial statements.

2008 Semiannual Report 29

Nationwide Global Utilities Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Global Utilities Fund (Class A at NAV) registered -9.77% versus -9.49% for its benchmark, a blend of 60% Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM and 40% MSCI World Utilities IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Utility Funds (consisting of 101 funds as of April 30, 2008) was -6.04% for the same time period.

Can you describe the market environment during the reporting period?

The price of crude oil and natural gas continued to rise during most of the reporting period, resulting in higher electricity prices and a positive environment for the utilities sector. European utilities, which are less regulated than their U.S. counterparts, enjoyed greater freedom to pass along increased energy costs to consumers. Growing customer demand encouraged European utilities to upgrade their (often outdated) infrastructure and thus earn higher returns. The utility sector also was subject to cross-border bid activity in Europe. Telecoms benefited from increasing demand for bandwidth, both mobile and fixed line.

What areas of investment provided the most positive relative returns for the Fund?

The largest contributor to Fund performance was U.S.-based Questar Corp., an energy company focused on natural gas. Questar delivered fourth-quarter 2007 results that were ahead of consensus estimates. The Fund’s exposure to Germany’s largest utility E.ON AG also had a positive impact on performance. E.ON benefited from tight demand versus supply and from a weak dollar as it lowered the costs of dollar-denominated inputs, such as oil and coal. Fund-held U.S.-based Exelon Corp. released fourth-quarter 2007 and fiscal-year 2007 results that were in line with expectations.

What areas detracted from Fund performance?

Holdings by the Fund in Vodafone Group PLC, NTT DoCoMo, Inc. and Verizon Communications Inc. detracted from Fund performance. A common theme affecting those companies was heightened competition, particularly for subscribers, as well as regulatory pressures in the case of Vodafone Group. However, exposure to emerging markets is a positive for Vodafone. In emerging market countries, wireless phone service is increasingly finding favor in the absence of more costly landline infrastructure.

What is your outlook for the near term?

Continuing high electricity prices should continue to underpin the strong profitability of utilities. The drive for liberalization in Europe also should benefit European utilities. Mergers-and-acquisitions activity is also expected to continue to feature in that region. In the telecommunications sector, new broadband revenues are helping operators to offset declines in voice revenues. Mobile-phone operators in Europe continue to face increased regulation, notably the European Commission’s ongoing initiative to cut roaming charges. Such developments impinge on pricing power.

Subadviser:
Gartmore Global Partners

Portfolio Manager:
Ben Walker, CFA

30 Semiannual Report 2008

Fund Performance	Nationwide Global Utilities Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	-9.77%	3.14%	20.27%	11.12%	1.40%
	w/SC3	-14.96%	-2.81%	18.85%	10.09%

Class B	w/o SC2	-10.10%	2.44%	19.40%	10.32%	2.13%
	w/SC4	-14.17%	-2.17%	19.20%	10.32%

Class C	w/o SC2	-10.11%	2.40%	19.39%	10.31%	2.13%
	w/SC5	-10.92%	1.48%	19.39%	10.31%

Class R6,8		-9.88%	2.87%	19.88%	10.66%	1.83%

Institutional Service Class[8]		-9.66%	3.39%	20.59%	11.41%	1.13%

Institutional Class[7,8]		-9.72%	3.38%	20.59%	11.41%	1.13%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 18, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Global Utilities Fund, Morgan Stanley Capital International World Telecommunications Services Index (MSCI World Telecom)(a), Morgan Stanley Capital International World Utilities Index (MSCI World Utilities)(b), Composite Index (Composite)(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World Telecom is an unmanaged index representative of the stocks in the global utilities sector and is based on 23 developed market country indices.

(b)	The MSCI World Utilities is made up of industry groups such as electric, gas, multi utilities and unregulated power and water.

(c)	The Composite is a combination of 60% MSCI World Telecom and 40% MSCI World Utilities.

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 31

Shareholder	Nationwide Global Utilities Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Nationwide Global Utilities Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	902.30	6.48	1.37
	Hypothetical	(b)	1,000.00	1,018.05	6.87	1.37

Class B Shares	Actual		1,000.00	899.00	9.92	2.10
	Hypothetical	(b)	1,000.00	1,014.42	10.52	2.10

Class C Shares	Actual		1,000.00	898.90	9.91	2.10
	Hypothetical	(b)	1,000.00	1,014.42	10.52	2.10

Class R Shares	Actual		1,000.00	901.20	7.52	1.59
	Hypothetical	(b)	1,000.00	1,016.96	7.97	1.59

Institutional Service Class Shares	Actual		1,000.00	903.40	5.21	1.10
	Hypothetical	(b)	1,000.00	1,019.39	5.52	1.10

Institutional Class Shares	Actual		1,000.00	902.80	5.25	1.11
	Hypothetical	(b)	1,000.00	1,019.34	5.57	1.11

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

32 Semiannual Report 2008

Portfolio Summary	Nationwide Global Utilities Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	99.0%
Repurchase Agreements	0.5%
Other assets in excess of liabilities	0.5%

100.0%

Top Industries

Diversified Telecommunication Services	34.0%
Electric Utilities	29.0%
Multi-Utilities	13.1%
Wireless Telecommunication Services	13.0%
Independent Power Producers & Energy Traders	4.5%
Natural Gas Utilities	2.9%
Oil, Gas & Consumable Fuels	1.5%
Water Utilities	1.0%
Other	1.0%

100.0%

Top Holdings*

AT&T, Inc.	11.2%
Vodafone Group PLC	9.6%
Telefonica SA	7.4%
E. ON AG	6.2%
Verizon Communications, Inc.	4.8%
France Telecom SA	3.7%
Exelon Corp.	3.3%
FirstEnergy Corp.	3.1%
RWE AG	3.1%
PPL Corp.	2.9%
Other	44.7%

100.0%

Top Countries

United States	44.4%
United Kingdom	14.5%
Spain	11.6%
Germany	9.7%
France	6.9%
Japan	4.1%
Netherlands	2.5%
Norway	0.9%
Singapore	0.9%
Italy	0.8%
Other	3.7%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 33

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Global Utilities Fund

Common Stocks (99.0%)
	Shares or
	Principal Amount	Value

AUSTRIA (0.5%) (a)
Diversified Telecommunication Services (0.5%)
Telekom Austria AG	5,660	$139,321

BELGIUM (0.4%) (a)
Electric Utility (0.2%)
Elia System Operator SA NV	970	43,176

Wireless Telecommunication Services (0.2%)
Mobistar SA	730	64,946

		108,122

FRANCE (6.9%) (a)
Diversified Telecommunication Services (3.7%)
France Telecom SA	33,503	1,048,242

Multi-Utility (2.7%)
Suez SA	10,813	761,833

Wireless Telecommunication Services (0.5%)
Bouygues SA	1,990	147,465

		1,957,540

GERMANY (9.7%) (a)
Diversified Telecommunication Services (0.4%)
Deutsche Telekom AG	5,660	101,243

Electric Utility (6.2%)
E. ON AG	8,673	1,763,017

Multi-Utility (3.1%)
RWE AG	7,470	861,400

		2,725,660

GREECE (0.4%) (a)
Diversified Telecommunication Services (0.4%)
Hellenic Telecommunications Organization SA	3,967	117,584

HONG KONG (0.1%) (a)
Electric Utility (0.1%)
CLP Holdings Ltd.	4,000	31,738

ITALY (0.8%) (a)
Diversified Telecommunication Services (0.7%)
Telecom Italia SpA	41,196	86,147
Telecom Italia SpA RNC	63,700	103,687

		189,834

Natural Gas Utility (0.1%)
Snam Rete Gas SpA	5,031	31,794

		221,628

JAPAN (4.1%) (a)
Diversified Telecommunication Services (0.6%)
Nippon Telegraph & Telephone Corp.	41	176,602

Electric Utilities (1.3%)
Chubu Electric Power Co., Inc.	3,300	77,511
Kansai Electric Power Co., Inc. (The)	2,600	62,110
Kyushu Electric Power Co., Inc.	2,000	45,530
Tohoku Electric Power Co., Inc.	1,700	38,674
Tokyo Electric Power Co., Inc. (The)	5,100	130,306

		354,131

Natural Gas Utilities (0.2%)
Osaka Gas Co. Ltd.	11,000	39,261
Tokyo Gas Co. Ltd.	8,000	30,738

		69,999

Wireless Telecommunication Services (2.0%)
KDDI Corp.	44	282,695
NTT DoCoMo, Inc.	191	280,582

		563,277

		1,164,009

MEXICO (0.7%)
Wireless Telecommunication Services (0.7%)
America Movil SAB de CV ADR, Series L	3,200	185,472

NETHERLANDS (2.5%) (a)
Diversified Telecommunication Services (2.5%)
Koninklijke KPN NV	38,570	704,092

NORWAY (0.9%) (a)
Diversified Telecommunication Services (0.9%)
Telenor ASA	13,370	268,064

PORTUGAL (0.6%) (a)
Electric Utility (0.6%)
EDP — Energias de Portugal SA*	25,950	163,715

SINGAPORE (0.9%) (a)
Diversified Telecommunication Services (0.9%)
Singapore Telecommunications Ltd.	88,000	251,373

SPAIN (11.6%) (a)
Diversified Telecommunication Services (7.4%)
Telefonica SA	72,460	2,081,939

Electric Utilities (4.2%)
Iberdrola SA	54,950	800,630
Union Fenosa SA	5,769	385,235

		1,185,865

		3,267,804

34 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

UNITED KINGDOM (14.5%) (a)
Electric Utility (1.7%)
Scottish & Southern Energy PLC	17,096	$471,071

Independent Power Producers & Energy Traders (0.5%)
International Power PLC	16,680	144,688

Multi-Utilities (1.7%)
Centrica PLC	46,980	273,125
United Utilities PLC	14,420	204,547

		477,672

Water Utility (1.0%)
Pennon Group PLC	23,309	292,345

Wireless Telecommunication Services (9.6%)
Vodafone Group PLC	853,981	2,702,295

		4,088,071

UNITED STATES (44.4%)
Diversified Telecommunication Services (16.0%)
AT&T, Inc.	81,388	3,150,530
Fairpoint Communications, Inc.	702	6,480
Verizon Communications, Inc.	35,230	1,355,650

		4,512,660

Electric Utilities (14.7%)
Duke Energy Corp.	8,140	149,043
Edison International	3,951	206,124
Entergy Corp.	5,650	648,959
Exelon Corp.	10,910	932,587
FirstEnergy Corp.	11,420	863,809
FPL Group, Inc.	6,590	436,851
PPL Corp.	16,884	810,770
Progress Energy, Inc.	2,110	88,599

		4,136,742

Independent Power Producers & Energy Traders (4.0%)
Constellation Energy Group, Inc.	5,010	424,097
NRG Energy, Inc.*	5,620	246,999
Reliant Energy, Inc.*	17,860	459,716

		1,130,812

Multi-Utilities (5.6%)
Alliant Energy Corp.	16,290	613,644
CenterPoint Energy, Inc.	20,450	311,249
PG&E Corp.	3,400	136,000
Sempra Energy	9,500	538,365

		1,599,258

Natural Gas Utility (2.6%)
Questar Corp.	11,700	725,751

Oil, Gas & Consumable Fuels (1.5%)
El Paso Corp.	12,930	221,620
Williams Cos., Inc.	5,490	194,895

		416,515

		12,521,738

Total Common Stocks		27,915,931

Repurchase Agreements (0.5%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $94,419, collateralized by U.S. Government Agency Mortgages ranging 4.00% - 6.13%, maturing 05/30/08 - 10/05/26; total market value of $96,302	$94,414	94,414
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $29,479, collateralized by U.S. Government Agency Mortgages ranging 4.60% - 4.85%, maturing 09/01/35; total market value of $30,067	29,477	29,477

Total Repurchase Agreements		123,891

Total Investments (Cost $25,495,983) (b) — 99.5%		28,039,822

Other assets in excess of liabilities — 0.5%		152,579

NET ASSETS — 100.0%		$28,192,401

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

RNC	Savings Shares

See accompanying notes to financial statements.

2008 Semiannual Report 35

Statements of Assets and Liabilities
April 30, 2008 (Unaudited)

	Nationwide			Nationwide
	Global Financial	Nationwide Health	Nationwide Natural	Technology and	Nationwide Global
	Services Fund	Sciences Fund	Resources Fund	Communications Fund	Utilities Fund

Assets:
Investments, at value (cost $70,837,392; $30,475,757; $89,969,079; $19,465,234 and $25,372,092)*	$70,786,153	$29,181,104	$104,714,815	$19,807,922	$27,915,931
Repurchase agreements, at cost and value	2,358,341	886,921	21,369,858	2,269,279	123,891

Total Investments	73,144,494	30,068,025	126,084,673	22,077,201	28,039,822

Cash	–	–	824	–	–
Foreign currency, at value (cost $0; $22; $0; $136,004 and $472)	–	22	–	135,511	472
Unrealized appreciation on spot foreign currency contracts	106	–	–	–	–
Interest and dividends receivable	254,864	30,322	86,438	7,674	83,312
Receivable for capital shares issued	664,647	114,789	184,133	43,922	124,835
Receivable for investments sold	–	261,236	1,432,297	964,559	–
Reclaims receivable	41,549	–	–	–	14,149
Receivable from adviser	–	–	–	–	18,822
Prepaid expenses and other assets	6,099	8,725	17,384	6,779	5,625

Total Assets	74,111,759	30,483,119	127,805,749	23,235,646	28,287,037

Liabilities:
Foreign currencies payable to custodian, at value (cost $628,265; $0; $165,672; $0 and $0)	625,258	–	163,618	–	–
Cash overdraft	7,537	–	–	–	365
Unrealized depreciation on spot foreign currency contracts	203	–	–	–	–
Payable for investments purchased	1,308,172	205,322	5,867,002	1,790,168	–
Payable for capital shares redeemed	49,809	9,157	122,383	7,092	68,656
Payable upon return of securities loaned (Note 2)	–	378,438	–	926,668	–
Accrued expenses and other payables:
Investment advisory fees	54,547	29,840	109,003	15,782	13,118
Fund administration and transfer agent fees	13,260	20,178	27,415	324	1,194
Distribution fees	12,801	2,850	31,767	1,251	8,383
Administrative servicing fees	10,820	7,905	7,749	1,702	–
Trustee fees	75	77	17	52	7
Compliance program costs (Note 3)	791	657	1,049	337	414
Custodian fees	81	77	54	21	764
Other	1,019	555	74	58	1,735

Total Liabilities	2,084,373	655,056	6,330,131	2,743,455	94,636

Net Assets	$72,027,386	$29,828,063	$121,475,618	$20,492,191	$28,192,401

See accompanying notes to financial statements.

36 Semiannual Report 2008

	Nationwide			Nationwide
	Global Financial	Nationwide Health	Nationwide Natural	Technology and	Nationwide Global
	Services Fund	Sciences Fund	Resources Fund	Communications Fund	Utilities Fund

Represented by:
Capital	$75,751,954	$30,700,214	$101,023,747	$25,330,859	$25,675,396
Accumulated net investment income (loss)	387,650	(23,036)	(163,259)	(72,789)	173,718
Accumulated net realized gains (losses) from investment and foreign currency transactions	(4,067,216)	445,538	5,867,340	(5,108,074)	(201,741)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(45,002)	(1,294,653)	14,747,790	342,195	2,545,028

Net Assets	$72,027,386	$29,828,063	$121,475,618	$20,492,191	$28,192,401

Net Assets:
Class A Shares	$37,196,963	$7,751,805	$71,311,384	$3,041,426	$10,941,308
Class B Shares	1,657,723	360,102	3,691,612	510,833	1,861,625
Class C Shares	6,328,250	1,121,240	16,350,434	300,313	5,192,628
Class R Shares	78,750	9,024	5,047,612	1,213	215,974
Institutional Service Class Shares	1,482,600	1,126,334	2,177,189	1,193	1,493,261
Institutional Class Shares	25,283,100	19,459,558	22,897,387	16,637,213	8,487,605

Total	$72,027,386	$29,828,063	$121,475,618	$20,492,191	$28,192,401

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,855,014	763,758	2,978,295	849,268	832,807
Class B Shares	130,160	37,517	159,179	153,528	144,346
Class C Shares	497,550	116,806	704,437	89,393	403,261
Class R Shares	6,155	919	213,178	356	16,688
Institutional Service Class Shares	113,035	108,568	90,250	318	112,934
Institutional Class Shares	1,927,669	1,867,302	947,634	4,483,403	641,815

Total	5,529,583	2,894,870	5,092,973	5,576,266	2,151,851

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$13.03	$10.15	$23.94	$3.58	$13.14
Class B Shares (a)	$12.74	$9.60	$23.19	$3.33	$12.90
Class C Shares (b)	$12.72	$9.60	$23.21	$3.36	$12.88
Class R Shares	$12.79	$9.83 (c)	$23.68	$3.41	$12.94
Institutional Service Class Shares	$13.12	$10.37	$24.12	$3.75	$13.22
Institutional Class Shares	$13.12	$10.42	$24.16	$3.71	$13.22
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.82	$10.77	$25.40	$3.80	$13.94

Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	The NAV reported above represents the traded NAV at April 30, 2008. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.
*	Includes value of securities on loan of $0; $367,641; $0; $903,918 and $0 (Note 2).

See accompanying notes to financial statements.

2008 Semiannual Report 37

Statements of Operations
For the six months ended April 30, 2008 (Unaudited)

	Nationwide	Nationwide	Nationwide	Nationwide	Nationwide
	Global Financial	Health	Natural	Technology and	Global
	Services Fund	Sciences Fund	Resources Fund	Communications Fund	Utilities Fund

INVESTMENT INCOME:
Interest income	$32,773	$6,605	$165,731	$15,403	$7,900
Dividend income	950,109	199,948	451,572	35,976	445,427
Income from securities lending (Note 2)	–	1,192	–	12,068	–
Foreign tax withholding	(38,314)	–	(633)	–	(23,334)

Total Income	944,568	207,745	616,670	63,447	429,993

Expenses:
Investment advisory fees	286,487	144,734	334,819	81,151	108,244
Fund administration and transfer agent fees	44,446	25,881	68,732	10,424	25,362
Distribution fees Class A	34,295	10,500	62,354	3,978	17,850
Distribution fees Class B	7,737	1,925	15,892	2,859	9,131
Distribution fees Class C	20,849	6,045	73,509	2,498	28,641
Distribution fees Class R	181	47	8,879	3	805
Administrative servicing fees Class A	12,168	6,680	7,604	1,938	2,298
Administrative servicing fees Class R	–	–	–	1	–
Administrative servicing fees Institutional Service Class	14	–	–	–	–
Registration and filing fees	29,803	25,875	27,119	26,871	28,230
Trustee fees	1,532	819	2,343	527	890
Compliance program costs (Note 3)	21	29	50	16	12
Custodian fees	3,322	1,940	2,356	667	2,210
Other	16,161	6,567	26,373	5,644	9,751

Total expenses before reimbursed/waived expenses	457,016	231,042	630,030	136,577	233,424
Earnings credit (Note 5)	(275)	(93)	(218)	(196)	(40)
Expenses voluntarily waived by Administrator	(693)	(168)	(4,118)	(145)	(756)

Net Expenses	456,048	230,781	625,694	136,236	232,628

Net Investment Income (Loss)	488,520	(23,036)	(9,024)	(72,789)	197,365

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gains (losses) on investment transactions	(3,737,402)	729,757	6,092,118	(2,406,324)	(157,179)
Realized gains (losses) on foreign currency transactions	(100,369)	(2,801)	14,772	12,314	1,088

Net realized gains (losses) on investments and foreign currency transactions	(3,837,771)	726,956	6,106,890	(2,394,010)	(156,091)
Net change in unrealized appreciation/ (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(4,682,587)	(4,753,337)	2,824,523	(1,211,279)	(3,524,471)

Net realized/unrealized gains (losses) on investments and foreign currency transactions	(8,520,358)	(4,026,381)	8,931,413	(3,605,289)	(3,680,562)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,031,838)	$(4,049,417)	$8,922,389	$(3,678,078)	$(3,483,197)

See accompanying notes to financial statements.

38 Semiannual Report 2008

Statements of Changes in Net Assets

	Nationwide Global Financial Services Fund		Nationwide Health Sciences Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$488,520	$776,897	$(23,036)	$(35,234)
Net realized gains (losses) on investment and foreign currency transactions	(3,837,771)	4,478,613	726,956	2,623,309
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(4,682,587)	681,546	(4,753,337)	1,499,724

Change in net assets resulting from operations	(8,031,838)	5,937,056	(4,049,417)	4,087,799

Distributions to Shareholders From:
Net investment income:
Class A	(86,867)	(283,359)	–	–
Class B	(90)	(10,286)	–	–
Class C	(1,124)	(23,753)	–	–
Class R	(182)	(426)	–	–
Institutional Service Class	(6,981)	(22,077)	–	–
Institutional Class	(109,211)	(284,507)	–	–
Net realized gains:
Class A	(2,113,400)	(970,982)	(722,056)	–
Class B	(137,184)	(126,298)	(33,647)	–
Class C	(338,542)	(254,572)	(103,456)	–
Class R	(8,267)	(523)	(1,698)	–
Institutional Service Class	(132,089)	(63,926)	(101,606)	–
Institutional Class	(2,012,093)	(708,272)	(1,508,276)	–

Change in net assets from shareholder distributions	(4,946,030)	(2,748,981)	(2,470,739)	–

Change in net assets from capital transactions	25,079,225	5,137,947	4,664,395	(1,884,695)

Change in net assets	12,101,357	8,326,022	(1,855,761)	2,203,104

Net Assets:
Beginning of period	59,926,029	51,600,007	31,683,824	29,480,720

End of period	$72,027,386	$59,926,029	$29,828,063	$31,683,824

Accumulated net investment income (loss) at end of period	$387,650	$103,585	$(23,036)	$—

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$24,308,018	$17,162,487	$1,350,323	$2,642,702
Dividends reinvested	1,747,324	972,076	662,739	–
Cost of shares redeemed (a)	(8,494,906)	(15,927,849)	(1,476,230)	(5,413,694)

Total Class A	17,560,436	2,206,714	536,832	(2,770,992)

Class B Shares
Proceeds from shares issued	468,984	543,609	35,373	38,574
Dividends reinvested	93,950	116,838	25,550	–
Cost of shares redeemed (a)	(283,976)	(1,971,548)	(22,472)	(1,223,577)

Total Class B	278,958	(1,311,101)	38,451	(1,185,003)

See accompanying notes to financial statements.

2008 Semiannual Report 39

Statements of Changes in Net Assets (Continued)

	Nationwide Global Financial Services Fund		Nationwide Health Sciences Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$3,663,792	$2,286,113	$257,429	$69,494
Dividends reinvested	239,409	216,700	27,520	–
Cost of shares redeemed (a)	(1,125,143)	(3,842,132)	(142,919)	(2,766,649)

Total Class C	2,778,058	(1,339,319)	142,030	(2,697,155)

Class R Shares
Proceeds from shares issued	34,637	310,941	16,588	18,586
Dividends reinvested	801	84	111	–
Cost of shares redeemed (a)	(33,864)	(291,752)	(22,947)	(1,106)

Total Class R	1,574	19,273	(6,248)	17,480

Institutional Service Class Shares
Proceeds from shares issued	919	50,761	34	20,095
Dividends reinvested	135,003	85,612	99,952	–
Cost of shares redeemed	–	(321)	(14,285)	(108)

Total Institutional Service Class	135,922	136,052	85,701	19,987

Institutional Class Shares
Proceeds from shares issued	8,212,809	16,451,661	4,914,951	7,103,966
Dividends reinvested	2,121,304	992,779	1,508,276	–
Cost of shares redeemed	(6,009,836)	(12,018,112)	(2,555,598)	(2,372,978)

Total Institutional Class	4,324,277	5,426,328	3,867,629	4,730,988

Change in net assets from capital transactions:	$25,079,225	$5,137,947	$4,664,395	$(1,884,695)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,847,524	1,078,644	118,820	226,431
Reinvested	126,576	62,087	56,693	–
Redeemed	(640,679)	(1,006,432)	(132,010)	(460,353)

Total Class A Shares	1,333,421	134,299	43,503	(233,922)

Class B Shares
Issued	36,587	34,808	3,273	3,404
Reinvested	6,929	7,634	2,306	–
Redeemed	(21,734)	(128,822)	(2,027)	(105,907)

Total Class B Shares	21,782	(86,380)	3,552	(102,503)

Class C Shares
Issued	294,926	147,116	23,279	6,229
Reinvested	17,689	14,161	2,484	–
Redeemed	(86,635)	(248,720)	(13,642)	(255,899)

Total Class C Shares	225,980	(87,443)	12,121	(249,670)

Class R Shares
Issued	2,638	20,389	1,504	1,683
Reinvested	59	5	10	–
Redeemed	(2,748)	(19,295)	(2,293)	(95)

Total Class R Shares	(51)	1,099	(779)	1,588

See accompanying notes to financial statements.

40 Semiannual Report 2008

	Nationwide Global Financial Services Fund				Nationwide Health Sciences Fund

	Six Months Ended		Year Ended		Six Months Ended	Year Ended
	April 30, 2008		October 31, 2007		April 30, 2008	October 31, 2007
	(Unaudited)				(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	–	(b)	3,026		– (b)	1,654
Reinvested	9,714		5,437		8,371	– (b)
Redeemed	–		–	(b)	(1,374)	–

Total Institutional Service Class Shares	9,714		8,463		6,997	1,654

Institutional Class Shares
Issued	645,146		1,024,254		463,663	608,160
Reinvested	152,664		63,019		125,794	–
Redeemed	(464,948)		(745,881)		(227,510)	(200,516)

Total Institutional Class Shares	332,862		341,392		361,947	407,644

Total change in shares:	1,923,708		311,430		427,341	(175,209)

(a)	Includes redemption fees — see Note 4 to Financial Statements.

(b)	Amount less than 1 share.

See accompanying notes to financial statements.

2008 Semiannual Report 41

Statements of Changes in Net Assets

	Nationwide Natural Resources Fund		Nationwide Technology and Communications Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment loss	$(9,024)	$(149,539)	$(72,789)	$(173,017)
Net realized gains (losses) on investment and foreign currency transactions	6,106,890	11,073,100	(2,394,010)	5,164,215
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	2,824,523	10,274,003	(1,211,279)	606,257

Change in net assets resulting from operations	8,922,389	21,197,564	(3,678,078)	5,597,455

Distributions to Shareholders From:
Net investment income:
Class A	(101,561)	–	–	–
Class R	(3,308)	–	–	–
Institutional Service Class	(6,205)	(61)	–	–
Institutional Class	(79,367)	(2,252)	–	–
Net realized gains:
Class A	(5,403,954)	(2,789,440)	(878,955)	(20,715)
Class B	(399,950)	(257,691)	(161,495)	(7,820)
Class C	(1,861,831)	(1,463,418)	(167,223)	(924)
Class R	(359,344)	(63,228)	(324)	(6)
Institutional Service Class	(193,423)	(69,369)	(296)	(6)
Institutional Class	(2,468,312)	(2,047,995)	(3,621,390)	(57,756)

Change in net assets from shareholder distributions	(10,877,255)	(6,693,454)	(4,829,683)	(87,227)

Change in net assets from capital transactions	42,850,998	17,070,294	6,341,643	4,250,671

Change in net assets	40,896,132	31,574,404	(2,166,118)	9,760,899

Net Assets:
Beginning of period	80,579,486	49,005,082	22,658,309	12,897,410

End of period	$121,475,618	$80,579,486	$20,492,191	$22,658,309

Accumulated net investment income (loss) at end of period	$(163,259)	$36,206	$(72,789)	$—

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$38,903,149	$22,670,926	$1,080,611	$2,385,365
Dividends reinvested	4,004,667	2,096,000	817,521	18,748
Cost of shares redeemed (a)	(9,944,334)	(12,531,388)	(923,487)	(3,494,317)

Total Class A	32,963,482	12,235,538	974,645	(1,090,204)

Class B Shares
Proceeds from shares issued	904,497	1,349,171	108,377	154,775
Dividends reinvested	206,724	177,524	73,987	6,297
Cost of shares redeemed (a)	(260,660)	(867,779)	(170,504)	(996,827)

Total Class B	850,561	658,916	11,860	(835,755)

See accompanying notes to financial statements.

42 Semiannual Report 2008

	Nationwide Natural Resources Fund		Nationwide Technology and Communications Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$4,047,574	$5,251,167	$82,317	$603,090
Dividends reinvested	965,930	796,958	92,610	166
Cost of shares redeemed (a)	(2,158,075)	(4,547,653)	(303,137)	(37,643)

Total Class C	2,855,429	1,500,472	(128,210)	565,613

Class R Shares
Proceeds from shares issued	3,570,145	2,593,684	–	75
Dividends reinvested	7,963	1,557	324	6
Cost of shares redeemed (a)	(1,342,618)	(565,557)	–	(73)

Total Class R	2,235,490	2,029,684	324	8

Institutional Service Class Shares
Proceeds from shares issued	1,066,017	1,047,675	–	4
Dividends reinvested	199,628	69,430	296	6
Cost of shares redeemed (a)	(359,947)	(474,701)	–	(3)

Total Institutional Service Class	905,698	642,404	296	7

Institutional Class Shares
Proceeds from shares issued	2,727,213	4,255,154	4,054,966	8,473,566
Dividends reinvested	2,546,995	2,050,247	3,621,385	57,756
Cost of shares redeemed	(2,233,870)	(6,302,121)	(2,193,623)	(2,920,320)

Total Institutional Class	3,040,338	3,280	5,482,728	5,611,002

Change in net assets from capital transactions:	$42,850,998	$17,070,294	$6,341,643	$4,250,671

SHARE TRANSACTIONS:
Class A Shares
Issued	1,732,133	1,020,617	251,799	484,827
Reinvested	179,260	111,371	201,857	4,310
Redeemed	(451,426)	(614,434)	(254,636)	(740,800)

Total Class A Shares	1,459,967	517,554	199,020	(251,663)

Class B Shares
Issued	40,448	60,466	28,422	34,198
Reinvested	9,531	9,632	19,625	1,517
Redeemed	(12,313)	(41,830)	(43,892)	(212,524)

Total Class B Shares	37,666	28,268	4,155	(176,809)

Class C Shares
Issued	184,389	243,769	20,977	127,023
Reinvested	44,492	43,219	24,307	40
Redeemed	(102,380)	(224,649)	(93,919)	(8,419)

Total Class C Shares	126,501	62,339	(48,635)	118,644

Class R Shares
Issued	166,286	122,473	–	16
Reinvested	360	83	84	2
Redeemed	(61,165)	(27,216)	–	(16)

Total Class R Shares	105,481	95,340	84	2

See accompanying notes to financial statements.

2008 Semiannual Report 43

Statements of Changes in Net Assets (Continued)

	Nationwide Natural Resources Fund		Nationwide Technology and Communications Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	45,281	45,415	–	–	(b)
Reinvested	8,880	3,672	70	1
Redeemed	(16,338)	(22,993)	–	–	(b)

Total Institutional Service Class Shares	37,823	26,094	70	1

Institutional Class Shares
Issued	121,078	206,962	1,156,743	1,827,668
Reinvested	113,099	108,306	864,292	12,978
Redeemed	(98,788)	(273,653)	(566,173)	(600,438)

Total Institutional Class Shares	135,389	41,615	1,454,862	1,240,208

Total change in shares:	1,902,827	771,210	1,609,556	930,383

(a)	Includes redemption fees — see Note 4 to Financial Statements.

(b)	Amount less than 1 share.

See accompanying notes to financial statements.

44 Semiannual Report 2008

Statements of Changes in Net Assets

	Nationwide Global Utilities Fund

	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007
	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$197,365	$533,411
Net realized gains (losses) on investment and foreign currency transactions	(156,091)	3,229,607
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(3,524,471)	3,592,842

Change in net assets resulting from operations	(3,483,197)	7,355,860

Distributions to Shareholders From:
Net investment income:
Class A	(68,272)	(196,934)
Class B	(3,606)	(23,876)
Class C	(11,634)	(69,257)
Class R	(1,153)	(2,547)
Institutional Service Class	(8,652)	(27,608)
Institutional Class	(47,246)	(138,248)
Net realized gains:
Class A	(1,527,251)	(312,789)
Class B	(177,385)	(72,673)
Class C	(560,005)	(218,634)
Class R	(33,677)	(64)
Institutional Service Class	(145,579)	(45,127)
Institutional Class	(781,542)	(192,971)

Change in net assets from shareholder distributions	(3,366,002)	(1,300,728)

Change in net assets from capital transactions	2,707,032	6,187,301

Change in net assets	(4,142,167)	12,242,433

Net Assets:
Beginning of period	32,334,568	20,092,135

End of period	$28,192,401	$32,334,568

Accumulated net investment income at end of period	$173,718	$116,916

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,152,252	$12,674,346
Dividends reinvested	1,319,164	359,835
Cost of shares redeemed (a)	(7,718,570)	(6,219,267)

Total Class A	(247,154)	6,814,914

Class B Shares
Proceeds from shares issued	526,880	1,040,890
Dividends reinvested	109,057	84,140
Cost of shares redeemed (a)	(152,845)	(1,671,082)

Total Class B	483,092	(546,052)

See accompanying notes to financial statements.

2008 Semiannual Report 45

Statements of Changes in Net Assets (Continued)

	Nationwide Global Utilities Fund

	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$2,502,956	$2,769,101
Dividends reinvested	340,822	158,536
Cost of shares redeemed (a)	(1,696,615)	(4,307,748)

Total Class C	1,147,163	(1,380,111)

Class R Shares
Proceeds from shares issued	49,612	376,675
Dividends reinvested	231	94
Cost of shares redeemed	(124,702)	(53,520)

Total Class R	(74,859)	323,249

Institutional Service Class Shares
Proceeds from shares issued	300	1,560
Dividends reinvested	154,231	72,735
Cost of shares redeemed	(27)	(17)

Total Institutional Service Class	154,504	74,278

Institutional Class Shares
Proceeds from shares issued	1,880,003	3,266,884
Dividends reinvested	828,788	331,219
Cost of shares redeemed	(1,464,505)	(2,697,080)

Total Institutional Class	1,244,286	901,023

Change in net assets from capital transactions:	$2,707,032	$6,187,301

SHARE TRANSACTIONS:
Class A Shares
Issued	419,169	906,127
Reinvested	92,199	26,379
Redeemed	(577,937)	(432,431)

Total Class A Shares	(66,569)	500,075

Class B Shares
Issued	37,367	75,876
Reinvested	7,746	6,353
Redeemed	(11,988)	(117,670)

Total Class B Shares	33,125	(35,441)

Class C Shares
Issued	175,750	203,241
Reinvested	24,241	11,944
Redeemed	(131,784)	(311,235)

Total Class C Shares	68,207	(96,050)

Class R Shares
Issued	3,515	26,793
Reinvested	16	7
Redeemed	(10,057)	(3,724)

Total Class R Shares	(6,526)	23,076

See accompanying notes to financial statements.

46 Semiannual Report 2008

	Nationwide Global Utilities Fund

	Six Months Ended		Year Ended
	April 30, 2008		October 31, 2007
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	–	(b)	–	(b)
Reinvested	10,732		5,320
Redeemed	–	(b)	–	(b)

Total Institutional Service Class Shares	10,732		5,320

Institutional Class Shares
Issued	141,672		234,364
Reinvested	57,642		24,137
Redeemed	(104,984)		(190,369)

Total Institutional Class Shares	94,330		68,132

Total change in shares:	133,299		465,112

(a)	Includes redemption fees — see Note 4 to Financial Statements.

(b)	Amount less than 1 share.

See accompanying notes to financial statements.

2008 Semiannual Report 47

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Global Financial Services Fund

		Investment Activities			Distributions							Ratios / Supplemental Data

			Net Realized												Ratio of
			and											Ratio of Net	Expenses
	Net Asset		Unrealized									Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total from	Net				Net Asset			at End of	Expenses to	Income to	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Net Realized	Total	Redemption	Value, End	Total		Period	Average Net	Average Net	to Average Net	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	Fees	of Period	Return (a)(b)		(000’s)	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$16.61	0.08	(2.35)	(2.27)	(0.04)	(1.28)	(1.32)	0.01	$13.03	(14.04%	)	$37,197	1.66%	1.72%	1.66%	65.09%
Year Ended October 31, 2007	$15.68	0.22	1.55	1.77	(0.18)	(0.67)	(0.85)	0.01	$16.61	11.73%		$25,266	1.50%	1.34%	1.50%	167.95%
Year Ended October 31, 2006	$13.41	0.16	2.92	3.08	(0.20)	(0.62)	(0.82)	0.01	$15.68	23.87%		$21,752	1.52%	1.01%	1.53%	195.16%
Year Ended October 31, 2005	$12.49	0.11	1.72	1.83	(0.11)	(0.80)	(0.91)	–	$13.41	14.91%		$4,546	1.66%	1.00%	2.00%	213.88%
Year Ended October 31, 2004	$11.80	0.12	1.77	1.89	(0.09)	(1.11)	(1.20)	–	$12.49	17.01%		$2,457	1.65%	1.06%	2.41%	129.61%
Year Ended October 31, 2003	$8.92	0.07	2.83	2.90	(0.02)	–	(0.02)	–	$11.80	32.59%		$1,228	1.65%	0.81%	2.78%	256.82%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$16.27	0.04	(2.30)	(2.26)	– (h )	(1.28)	(1.28)	0.01	$12.74	(14.31%	)	$1,658	2.33%	0.85%	2.33%	65.09%
Year Ended October 31, 2007	$15.37	0.17	1.44	1.61	(0.05)	(0.67)	(0.72)	0.01	$16.27	10.88%		$1,764	2.18%	0.69%	2.18%	167.95%
Year Ended October 31, 2006	$13.17	0.05	2.87	2.92	(0.11)	(0.62)	(0.73)	0.01	$15.37	22.98%		$2,993	2.25%	0.33%	2.25%	195.16%
Year Ended October 31, 2005	$12.30	0.04	1.68	1.72	(0.05)	(0.80)	(0.85)	–	$13.17	14.02%		$1,243	2.40%	0.28%	2.80%	213.88%
Year Ended October 31, 2004	$11.67	0.02	1.75	1.77	(0.03)	(1.11)	(1.14)	–	$12.30	16.15%		$1,072	2.40%	0.20%	3.14%	129.61%
Year Ended October 31, 2003	$8.87	0.01	2.79	2.80	–	–	–	–	$11.67	31.60%		$906	2.40%	0.08%	3.67%	256.82%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$16.26	0.03	(2.30)	(2.27)	– (h )	(1.28)	(1.28)	0.01	$12.72	(14.36%	)	$6,328	2.33%	1.02%	2.33%	65.09%
Year Ended October 31, 2007	$15.36	0.14	1.48	1.62	(0.06)	(0.67)	(0.73)	0.01	$16.26	10.96%		$4,414	2.18%	0.68%	2.19%	167.95%
Year Ended October 31, 2006	$13.16	0.06	2.86	2.92	(0.11)	(0.62)	(0.73)	0.01	$15.36	23.03%		$5,514	2.24%	0.37%	2.24%	195.16%
Year Ended October 31, 2005	$12.30	0.03	1.68	1.71	(0.05)	(0.80)	(0.85)	–	$13.16	13.94%		$1,590	2.40%	0.30%	2.77%	213.88%
Year Ended October 31, 2004	$11.67	0.02	1.75	1.77	(0.03)	(1.11)	(1.14)	–	$12.30	16.16%		$1,088	2.40%	0.20%	3.15%	129.61%
Year Ended October 31, 2003	$8.87	0.01	2.79	2.80	–	–	–	–	$11.67	31.60%		$883	2.40%	0.08%	3.68%	256.82%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	The amount is less than $0.005.

See accompanying notes to financial statements.

48 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Global Financial Services Fund (Continued)

		Investment Activities			Distributions							Ratios / Supplemental Data

			Net Realized												Ratio of
			and											Ratio of Net	Expenses
	Net Asset		Unrealized									Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total from	Net				Net Asset			at End of	Expenses to	Income to	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Net Realized	Total	Redemption	Value, End	Total		Period	Average Net	Average Net	to Average Net	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	Fees	of Period	Return (a)(b)		(000’s)	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$16.33	0.06	(2.30)	(2.24)	(0.03)	(1.28)	(1.31)	0.01	$12.79	(14.12%	)	$79	1.83%	1.04%	1.84%	65.09%
Year Ended October 31, 2007	$15.40	0.19	1.50	1.69	(0.10)	(0.67)	(0.77)	0.01	$16.33	11.39%		$101	1.82%	1.40%	1.83%	167.95%
Year Ended October 31, 2006	$13.19	0.14	2.86	3.00	(0.18)	(0.62)	(0.80)	0.01	$15.40	23.59%		$79	1.78%	1.00%	1.78%	195.16%
Year Ended October 31, 2005	$12.31	0.12	1.67	1.79	(0.11)	(0.80)	(0.91)	–	$13.19	14.82%		$1	1.71%	0.96%	2.27%	213.88%
Period Ended October 31, 2004 (f)	$11.47	0.04	0.86	0.90	(0.06)	–	(0.06)	–	$12.31	7.89%		$1	1.98%	0.46%	2.74%	129.61%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$16.71	0.12	(2.37)	(2.25)	(0.07)	(1.28)	(1.35)	0.01	$13.12	(13.88%	)	$1,483	1.33%	1.80%	1.33%	65.09%
Year Ended October 31, 2007	$15.77	0.25	1.57	1.82	(0.22)	(0.67)	(0.89)	0.01	$16.71	12.03%		$1,727	1.19%	1.58%	1.20%	167.95%
Year Ended October 31, 2006	$13.48	0.19	2.94	3.13	(0.23)	(0.62)	(0.85)	0.01	$15.77	24.19%		$1,496	1.27%	1.32%	1.27%	195.16%
Year Ended October 31, 2005	$12.55	0.16	1.72	1.88	(0.15)	(0.80)	(0.95)	–	$13.48	15.20%		$1,205	1.40%	1.27%	1.79%	213.88%
Year Ended October 31, 2004	$11.85	0.15	1.78	1.93	(0.12)	(1.11)	(1.23)	–	$12.55	17.25%		$1,046	1.40%	1.20%	2.14%	129.61%
Year Ended October 31, 2003	$8.94	0.11	2.83	2.94	(0.03)	–	(0.03)	–	$11.85	32.95%		$892	1.40%	1.08%	2.68%	256.82%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$16.71	0.12	(2.37)	(2.25)	(0.07)	(1.28)	(1.35)	0.01	$13.12	(13.88%	)	$25,283	1.32%	1.84%	1.33%	65.09%
Year Ended October 31, 2007	$15.77	0.25	1.57	1.82	(0.22)	(0.67)	(0.89)	0.01	$16.71	12.03%		$26,653	1.20%	1.56%	1.21%	167.95%
Year Ended October 31, 2006	$13.48	0.19	2.94	3.13	(0.23)	(0.62)	(0.85)	0.01	$15.77	24.19%		$19,768	1.24%	1.31%	1.25%	195.16%
Year Ended October 31, 2005	$12.55	0.12	1.76	1.88	(0.15)	(0.80)	(0.95)	–	$13.48	15.20%		$6,219	1.40%	1.22%	1.62%	213.88%
Period Ended October 31, 2004 (g)	$12.22	0.02	0.34	0.36	(0.03)	–	(0.03)	–	$12.55	2.96%		$674	1.40%	0.53%	2.30%	129.61%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	The amount is less than $0.005.

See accompanying notes to financial statements.

2008 Semiannual Report 49

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Health Sciences Fund

		Investment Activities			Distributions					Ratios / Supplemental Data

			Net Realized									Ratio of Net	Ratio of
			and									Investment	Expenses
	Net Asset	Net	Unrealized							Net Assets	Ratio of	Income	(Prior to
	Value,	Investment	Gains	Total from	Net		Net Asset			at End of	Expenses to	(Loss) to	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Realized	Total	Value, End	Total		Period	Average Net	Average Net	to Average Net	Portfolio
	of Period	(Loss)	Investments	Activities	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.69	(0.02)	(1.52)	(1.54)	(1.00)	(1.00)	$10.15	(13.17%	)	$7,752	1.79%	(0.39%)	1.79%	42.84%
Year Ended October 31, 2007 (f)	$11.15	(0.03)	1.57	1.54	–	–	$12.69	13.81%		$9,139	1.62%	(0.25%)	1.62%	142.40%
Year Ended October 31, 2006	$11.63	(0.03)	0.65	0.62	(1.10)	(1.10)	$11.15	5.52%		$10,636	1.57%	(0.24%)	1.58%	268.38%
Year Ended October 31, 2005	$10.04	(0.06)	1.71	1.65	(0.06)	(0.06)	$11.63	16.47%		$11,131	1.64%	(0.66%)	1.72%	401.37%
Year Ended October 31, 2004	$10.24	(0.06)	0.70	0.64	(0.84)	(0.84)	$10.04	6.26%		$6,144	1.59%	(0.67%)	1.90%	388.52%
Year Ended October 31, 2003	$8.30	(0.05)	1.99	1.94	–	–	$10.24	23.37%		$4,087	1.57%	(0.75%)	2.29%	570.16%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.09	(0.05)	(1.44)	(1.49)	(1.00)	(1.00)	$9.60	(13.43%	)	$360	2.38%	(0.97%)	2.39%	42.84%
Year Ended October 31, 2007 (f)	$10.68	(0.09)	1.50	1.41	–	–	$12.09	13.20%		$411	2.23%	(0.80%)	2.23%	142.40%
Year Ended October 31, 2006	$11.26	(0.09)	0.61	0.52	(1.10)	(1.10)	$10.68	4.75%		$1,458	2.23%	(0.90%)	2.24%	268.38%
Year Ended October 31, 2005	$9.78	(0.13)	1.67	1.54	(0.06)	(0.06)	$11.26	15.78%		$1,302	2.29%	(1.27%)	2.39%	401.37%
Year Ended October 31, 2004	$10.06	(0.13)	0.69	0.56	(0.84)	(0.84)	$9.78	5.52%		$1,076	2.25%	(1.32%)	2.56%	388.52%
Year Ended October 31, 2003	$8.21	(0.13)	1.98	1.85	–	–	$10.06	22.53%		$899	2.25%	(1.41%)	3.06%	570.16%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.09	(0.05)	(1.44)	(1.49)	(1.00)	(1.00)	$9.60	(13.43%	)	$1,121	2.38%	(0.98%)	2.39%	42.84%
Year Ended October 31, 2007 (f)	$10.69	(0.09)	1.49	1.40	–	–	$12.09	13.10%		$1,265	2.21%	(0.81%)	2.21%	142.40%
Year Ended October 31, 2006	$11.26	(0.10)	0.63	0.53	(1.10)	(1.10)	$10.69	4.84%		$3,788	2.23%	(0.90%)	2.24%	268.38%
Year Ended October 31, 2005	$9.78	(0.12)	1.66	1.54	(0.06)	(0.06)	$11.26	15.66%		$3,899	2.30%	(1.30%)	2.37%	401.37%
Year Ended October 31, 2004	$10.07	(0.04)	0.59	0.55	(0.84)	(0.84)	$9.78	5.52%		$2,092	2.25%	(1.44%)	2.57%	388.52%
Year Ended October 31, 2003	$8.21	(0.12)	1.98	1.86	–	–	$10.07	22.66%		$130	2.25%	(1.45%)	2.96%	570.16%

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.33	(0.04)	(1.46)	(1.50)	(1.00)	(1.00)	$9.83	(13.24%	)	$9	1.89%	(0.43%)	1.89%	42.84%
Year Ended October 31, 2007 (f)	$10.87	(0.07)	1.53	1.46	–	–	$12.33	13.43%		$21	1.86%	(0.59%)	1.86%	142.40%
Year Ended October 31, 2006	$11.37	(0.03)	0.63	0.60	(1.10)	(1.10)	$10.87	5.46%		$1	1.63%	(0.29%)	1.64%	268.38%
Year Ended October 31, 2005	$9.81	(0.06)	1.68	1.62	(0.06)	(0.06)	$11.37	16.55%		$1	1.60%	(0.59%)	1.67%	401.37%
Period Ended October 31, 2004 (g)	$10.04	(0.09)	(0.14)	(0.23)	–	–	$9.81	(2.29%	)	$1	1.88%	(1.03%)	2.22%	388.52%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	The amount is less than $0.005.

See accompanying notes to financial statements.

50 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Health Sciences Fund (Continued)

		Investment Activities			Distributions					Ratios / Supplemental Data

			Net Realized									Ratio of Net	Ratio of
			and									Investment	Expenses
	Net Asset	Net	Unrealized							Net Assets	Ratio of	Income	(Prior to
	Value,	Investment	Gains	Total from	Net		Net Asset			at End of	Expenses to	(Loss) to	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Realized	Total	Value, End	Total		Period	Average Net	Average Net	to Average Net	Portfolio
	of Period	(Loss)	Investments	Activities	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.92	– (i)	(1.55)	(1.55)	(1.00)	(1.00)	$10.37	(13.01%	)	$1,126	1.38%	0.02%	1.38%	42.84%
Year Ended October 31, 2007 (f)	$11.31	0.01	1.60	1.61	–	–	$12.92	14.24%		$1,313	1.25%	0.10%	1.26%	142.40%
Year Ended October 31, 2006	$11.76	(0.04)	0.69	0.65	(1.10)	(1.10)	$11.31	5.73%		$1,130	1.39%	(0.15%)	1.40%	268.38%
Year Ended October 31, 2005	$10.13	(0.05)	1.74	1.69	(0.06)	(0.06)	$11.76	16.72%		$5,828	1.50%	(0.47%)	1.59%	401.37%
Year Ended October 31, 2004	$10.32	(0.06)	0.71	0.65	(0.84)	(0.84)	$10.13	6.30%		$4,979	1.46%	(0.54%)	1.76%	388.52%
Year Ended October 31, 2003	$8.35	(0.04)	2.01	1.97	–	–	$10.32	23.59%		$3,746	1.42%	(0.61%)	2.12%	570.16%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.98	– (i)	(1.56)	(1.56)	(1.00)	(1.00)	$10.42	(13.02%	)	$19,460	1.38%	0.01%	1.38%	42.84%
Year Ended October 31, 2007 (f)	$11.36	0.01	1.61	1.62	–	–	$12.98	14.26%		$19,535	1.26%	0.09%	1.26%	142.40%
Year Ended October 31, 2006	$11.79	0.01	0.66	0.67	(1.10)	(1.10)	$11.36	5.90%		$12,468	1.23%	0.10%	1.24%	268.38%
Year Ended October 31, 2005	$10.14	(0.03)	1.74	1.71	(0.06)	(0.06)	$11.79	16.90%		$3,776	1.29%	(0.35%)	1.34%	401.37%
Period Ended October 31, 2004 (h)	$10.92	(0.01)	(0.77)	(0.78)	–	–	$10.14	(7.14%	)	$404	1.25%	(0.25%)	1.54%	388.52%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.

(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	The amount is less than $0.005.

See accompanying notes to financial statements.

2008 Semiannual Report 51

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Natural Resources Fund

		Investment Activities			Distributions						Ratios / Supplemental Data

													Ratio of Net	Ratio of
			Net Realized										Investment	Expenses
	Net Asset	Net	and								Net Assets	Ratio of	Income	(Prior to
	Value,	Investment	Unrealized	Total from	Net	Net			Net Asset		at End of	Expenses	(Loss) to	Reimbursements)
	Beginning	Income	Gains on	Investment	Investment	Realized	Total	Redemption	Value, End	Total	Period	to Average	Average	to Average	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$25.35	0.03	1.64	1.67	(0.06)	(3.03)	(3.09)	0.01	$23.94	7.51%	$71,311	1.26%	0.05%	1.27%	89.42%
Year Ended October 31, 2007	$20.31	(0.03)	7.88	7.85	–	(2.82)	(2.82)	0.01	$25.35	43.54%	$38,497	1.44%	(0.19%)	1.44%	188.25%
Year Ended October 31, 2006	$17.97	(0.02)	3.90	3.88	–	(1.56)	(1.56)	0.02	$20.31	22.87%	$20,324	1.38%	(0.07%)	1.38%	228.18%
Year Ended October 31, 2005	$11.23	– (f)	7.14	7.14	(0.01)	(0.40)	(0.41)	0.01	$17.97	65.51%	$10,915	1.47%	(0.13%)	1.59%	313.92%
Period Ended October 31, 2004 (g)	$10.00	– (f)	1.25	1.25	(0.02)	–	(0.02)	–	$11.23	12.58%	$107	1.58%	(1.05%)	4.11%	48.29%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$24.68	(0.07)	1.60	1.53	–	(3.03)	(3.03)	0.01	$23.19	7.11%	$3,692	1.99%	(0.65%)	1.99%	89.42%
Year Ended October 31, 2007	$19.97	(0.16)	7.68	7.52	–	(2.82)	(2.82)	0.01	$24.68	42.52%	$2,999	2.16%	(0.90%)	2.16%	188.25%
Year Ended October 31, 2006	$17.82	(0.14)	3.83	3.69	–	(1.56)	(1.56)	0.02	$19.97	21.94%	$1,862	2.12%	(0.84%)	2.13%	228.18%
Year Ended October 31, 2005	$11.21	(0.04)	7.04	7.00	–	(0.40)	(0.40)	0.01	$17.82	64.49%	$648	2.20%	(0.83%)	2.54%	313.92%
Period Ended October 31, 2004 (g)	$10.00	(0.03)	1.24	1.21	–	–	–	–	$11.21	12.10%	$1	2.30%	(0.88%)	4.44%	48.29%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$24.70	(0.07)	1.60	1.53	–	(3.03)	(3.03)	0.01	$23.21	7.10%	$16,350	1.99%	(0.64%)	1.99%	89.42%
Year Ended October 31, 2007	$19.98	(0.17)	7.70	7.53	–	(2.82)	(2.82)	0.01	$24.70	42.55%	$14,273	2.16%	(0.90%)	2.16%	188.25%
Year Ended October 31, 2006	$17.83	(0.16)	3.85	3.69	–	(1.56)	(1.56)	0.02	$19.98	21.92%	$10,302	2.12%	(0.81%)	2.12%	228.18%
Year Ended October 31, 2005	$11.21	(0.04)	7.05	7.01	–	(0.40)	(0.40)	0.01	$17.83	64.42%	$4,938	2.20%	(0.87%)	2.27%	313.92%
Period Ended October 31, 2004 (g)	$10.00	(0.02)	1.23	1.21	–	–	–	–	$11.21	12.20%	$6	2.30%	(1.29%)	4.77%	48.29%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	The amount is less than $0.005.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

52 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Natural Resources Fund (Continued)

		Investment Activities			Distributions						Ratios / Supplemental Data

													Ratio of Net	Ratio of
			Net Realized										Investment	Expenses
	Net Asset	Net	and								Net Assets	Ratio of	Income	(Prior to
	Value,	Investment	Unrealized	Total from	Net	Net			Net Asset		at End of	Expenses	(Loss) to	Reimbursements)
	Beginning	Income	Gains on	Investment	Investment	Realized	Total	Redemption	Value, End	Total	Period	to Average	Average	to Average	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	Fees	of Period	Return (a)(b)	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$25.10	– (f)	1.63	1.63	(0.03)	(3.03)	(3.06)	0.01	$23.68	7.41%	$5,048	1.48%	(0.15%)	1.48%	89.42%
Year Ended October 31, 2007	$20.19	(0.06)	7.78	7.72	–	(2.82)	(2.82)	0.01	$25.10	43.11%	$2,704	1.73%	(0.52%)	1.73%	188.25%
Year Ended October 31, 2006	$17.91	(0.04)	3.86	3.82	–	(1.56)	(1.56)	0.02	$20.19	22.59%	$249	1.75%	(0.43%)	1.77%	228.18%
Year Ended October 31, 2005	$11.22	– (f)	7.08	7.08	–	(0.40)	(0.40)	0.01	$17.91	65.15%	$23	1.73%	(0.14%)	1.94%	313.92%
Period Ended October 31, 2004 (g)	$10.00	(0.02)	1.24	1.22	–	– (j)	–	–	$11.22	12.22%	$1	1.94%	(0.53%)	3.91%	48.29%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$25.53	0.06	1.65	1.71	(0.10)	(3.03)	(3.13)	0.01	$24.12	7.64%	$2,177	0.98%	0.36%	1.01%	89.42%
Year Ended October 31, 2007	$20.39	– (f)	7.95	7.95	– (f)	(2.82)	(2.82)	0.01	$25.53	43.92%	$1,339	1.19%	0.04%	1.19%	188.25%
Year Ended October 31, 2006	$17.99	0.03	3.91	3.94	–	(1.56)	(1.56)	0.02	$20.39	23.20%	$537	1.12%	0.13%	1.13%	228.18%
Year Ended October 31, 2005	$11.23	0.01	7.15	7.16	(0.01)	(0.40)	(0.41)	0.01	$17.99	65.89%	$170	1.22%	0.03%	0.80%	313.92%
Period Ended October 31, 2004 (g)	$10.00	0.02	1.23	1.25	(0.02)	–	(0.02)	–	$11.23	12.50%	$1	1.39%	0.17%	3.56%	48.29%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$25.57	0.05	1.66	1.71	(0.10)	(3.03)	(3.13)	0.01	$24.16	7.63%	$22,897	0.99%	0.35%	1.01%	89.42%
Year Ended October 31, 2007	$20.41	0.02	7.95	7.97	– (f)	(2.82)	(2.82)	0.01	$25.57	43.99%	$20,768	1.16%	0.11%	1.16%	188.25%
Year Ended October 31, 2006	$18.01	0.03	3.91	3.94	–	(1.56)	(1.56)	0.02	$20.41	23.17%	$15,731	1.11%	0.16%	1.13%	228.18%
Year Ended October 31, 2005	$11.24	0.03	7.15	7.18	(0.02)	(0.40)	(0.42)	0.01	$18.01	66.02%	$8,078	1.23%	0.25%	1.95%	313.92%
Period Ended October 31, 2004 (g)	$10.00	0.01	1.25	1.26	(0.02)	–	(0.02)	–	$11.24	12.60%	$3,377	1.30%	0.27%	3.32%	48.29%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	The amount is less than $0.005.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

2008 Semiannual Report 53

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Technology and Communications Fund

		Investment Activities			Distributions					Ratios / Supplemental Data

													Ratio of
												Ratio of Net	Expenses
			Net Realized and	Total						Net Assets	Ratio of	Investment	(Prior to
			Unrealized Gains	from			Net Asset			at End of	Expenses	Income (Loss)	Reimbursements)
	Net Asset Value,	Net Investment	(Losses) on	Investment	Net		Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	Beginning of Period	Income (Loss)	Investments	Activities	Realized Gains	Total Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$5.62	(0.02)	(0.83)	(0.85)	(1.19)	(1.19)	$3.58	(17.53%	)	$3,041	1.68%	(1.01%)	1.68%	350.11%
Year Ended October 31, 2007 (f)	$4.21	(0.05)	1.48	1.43	(0.02)	(0.02)	$5.62	34.22%		$3,652	1.70%	(1.12%)	1.70%	418.63%
Year Ended October 31, 2006	$3.71	(0.03)	0.53	0.50	–	–	$4.21	13.48%		$3,797	1.66%	(1.01%)	2.03%	368.77%
Year Ended October 31, 2005	$3.52	(0.03)	0.22	0.19	–	–	$3.71	5.40%		$3,071	1.72%	(0.87%)	2.23%	654.64%
Year Ended October 31, 2004	$3.86	(0.06)	(0.28)	(0.34)	–	–	$3.52	(8.81%	)	$2,991	1.71%	(1.45%)	2.02%	722.91%
Year Ended October 31, 2003	$2.63	(0.04)	1.27	1.23	–	–	$3.86	46.77%		$3,303	1.69%	(1.38%)	2.96%	1,136.72%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$5.32	(0.03)	(0.77)	(0.80)	(1.19)	(1.19)	$3.33	(17.60%	)	$511	2.32%	(1.63%)	2.32%	350.11%
Year Ended October 31, 2007 (f)	$4.02	(0.08)	1.40	1.32	(0.02)	(0.02)	$5.32	33.09%		$795	2.38%	(1.78%)	2.39%	418.63%
Year Ended October 31, 2006	$3.57	(0.06)	0.51	0.45	–	–	$4.02	12.61%		$1,312	2.36%	(1.72%)	2.73%	368.77%
Year Ended October 31, 2005	$3.41	(0.05)	0.21	0.16	–	–	$3.57	4.69%		$1,038	2.41%	(1.55%)	2.93%	654.64%
Year Ended October 31, 2004	$3.77	(0.08)	(0.28)	(0.36)	–	–	$3.41	(9.55%	)	$1,064	2.40%	(2.14%)	2.72%	722.91%
Year Ended October 31, 2003	$2.58	(0.06)	1.25	1.19	–	–	$3.77	46.12%		$1,196	2.40%	(2.07%)	3.73%	1,136.72%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$5.36	(0.04)	(0.77)	(0.81)	(1.19)	(1.19)	$3.36	(17.68%	)	$300	2.31%	(1.61%)	2.32%	350.11%
Year Ended October 31, 2007 (f)	$4.05	(0.08)	1.41	1.33	(0.02)	(0.02)	$5.36	33.10%		$740	2.36%	(1.80%)	2.37%	418.63%
Year Ended October 31, 2006	$3.60	(0.04)	0.49	0.45	–	–	$4.05	12.50%		$79	2.33%	(1.71%)	2.73%	368.77%
Year Ended October 31, 2005	$3.43	(0.05)	0.22	0.17	–	–	$3.60	4.96%		$33	2.41%	(1.51%)	3.06%	654.64%
Year Ended October 31, 2004	$3.79	(0.06)	(0.30)	(0.36)	–	–	$3.43	(9.50%	)	$79	2.40%	(2.14%)	2.73%	722.91%
Year Ended October 31, 2003	$2.60	(0.06)	1.25	1.19	–	–	$3.79	45.77%		$39	2.40%	(2.10%)	3.65%	1,136.72%

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$5.42	(0.02)	(0.80)	(0.82)	(1.19)	(1.19)	$3.41	(17.64%	)	$1	1.99%	(1.32%)	1.99%	350.11%
Year Ended October 31, 2007 (f)	$4.07	(0.06)	1.43	1.37	(0.02)	(0.02)	$5.42	33.92%		$1	2.00%	(1.42%)	2.07%	418.63%
Year Ended October 31, 2006	$3.60	(0.05)	0.52	0.47	–	–	$4.07	13.06%		$1	1.97%	(1.34%)	2.39%	368.77%
Year Ended October 31, 2005	$3.42	(0.03)	0.21	0.18	–	–	$3.60	5.26%		$1	1.83%	(1.01%)	2.33%	654.64%
Period Ended October 31, 2004 (g)	$3.70	(0.05)	(0.23)	(0.28)	–	–	$3.42	(7.57%	)	$1	1.99%	(1.75%)	2.28%	722.91%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

54 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Technology and Communications Fund (Continued)

		Investment Activities			Distributions					Ratios / Supplemental Data

													Ratio of
												Ratio of Net	Expenses
			Net Realized and	Total						Net Assets	Ratio of	Investment	(Prior to
			Unrealized Gains	from			Net Asset			at End of	Expenses	Income (Loss)	Reimbursements)
	Net Asset Value,	Net Investment	(Losses) on	Investment	Net		Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	Beginning of Period	Income (Loss)	Investments	Activities	Realized Gains	Total Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$5.81	(0.01)	(0.86)	(0.87)	(1.19)	(1.19)	$3.75	(17.29%	)	$1	1.29%	(0.62%)	1.29%	350.11%
Year Ended October 31, 2007 (f)	$4.34	(0.04)	1.53	1.49	(0.02)	(0.02)	$5.81	34.58%		$1	1.34%	(0.76%)	1.40%	418.63%
Year Ended October 31, 2006 (f)	$3.78	(0.46)	1.02	0.56	–	–	$4.34	14.81%		$1	1.58%	(0.83%)	1.81%	368.77%
Year Ended October 31, 2005	$3.57	(0.03)	0.24	0.21	–	–	$3.78	5.88%		$3,513	1.62%	(0.74%)	2.17%	654.64%
Year Ended October 31, 2004	$3.92	(0.06)	(0.29)	(0.35)	–	–	$3.57	(8.93%	)	$4,358	1.62%	(1.36%)	1.92%	722.91%
Year Ended October 31, 2003	$2.66	(0.04)	1.30	1.26	–	–	$3.92	47.37%		$5,006	1.58%	(1.29%)	2.65%	1,136.72%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$5.77	(0.01)	(0.86)	(0.87)	(1.19)	(1.19)	$3.71	(17.39%	)	$16,637	1.31%	(0.65%)	1.32%	350.11%
Year Ended October 31, 2007 (f)	$4.31	(0.04)	1.52	1.48	(0.02)	(0.02)	$5.77	34.59%		$17,468	1.38%	(0.79%)	1.38%	418.63%
Year Ended October 31, 2006	$3.79	(0.02)	0.54	0.52	–	–	$4.31	13.72%		$7,708	1.33%	(0.73%)	1.74%	368.77%
Year Ended October 31, 2005	$3.58	(0.02)	0.23	0.21	–	–	$3.79	5.87%		$2,344	1.40%	(0.77%)	1.68%	654.64%
Period Ended October 31, 2004 (h)	$3.81	(0.01)	(0.22)	(0.23)	–	–	$3.58	(6.04%	)	$231	1.40%	(1.05%)	1.92%	722.91%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

2008 Semiannual Report 55

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Global Utilities Fund

		Investment Activities			Distributions							Ratios / Supplemental Data

															Ratio of
														Ratio of Net	Expenses
			Net Realized and	Total								Net Assets	Ratio of	Investment	(Prior to
	Net Asset Value,		Unrealized Gains	from	Net							at End of	Expenses	Income	Reimbursements)
	Beginning	Net Investment	(Losses) on	Investment	Investment	Net			Net Asset Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Realized Gains	Total Distributions	Redemption fees	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$16.05	0.09	(1.52)	(1.43)	(0.06)	(1.42)	(1.48)	–	$13.14	(9.77%	)	$10,941	1.37%	1.28%	1.38%	13.65%
Year Ended October 31, 2007 (f)	$12.99	0.28	3.48	3.76	(0.25)	(0.47)	(0.72)	0.02	$16.05	30.14%		$14,436	1.40%	2.01%	1.40%	79.34%
Year Ended October 31, 2006	$12.30	0.24	2.59	2.83	(0.20)	(1.94)	(2.14)	–	$12.99	27.56%		$5,185	1.45%	2.32%	1.80%	83.30%
Year Ended October 31, 2005	$10.87	0.19	1.69	1.88	(0.22)	(0.25)	(0.47)	0.02	$12.30	17.73%		$2,377	1.47%	1.70%	2.02%	295.27%
Year Ended October 31, 2004	$8.28	0.09	2.54	2.63	(0.04)	–	(0.04)	–	$10.87	31.81%		$1,190	1.45%	1.14%	2.70%	391.22%
Year Ended October 31, 2003	$7.20	0.07	1.06	1.13	(0.05)	–	(0.05)	–	$8.28	15.80%		$734	1.45%	0.96%	3.06%	112.34%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$15.80	0.03	(1.48)	(1.45)	(0.03)	(1.42)	(1.45)	–	$12.90	(10.10%	)	$1,862	2.10%	0.65%	2.11%	13.65%
Year Ended October 31, 2007 (f)	$12.79	0.19	3.42	3.61	(0.15)	(0.47)	(0.62)	0.02	$15.80	29.29%		$1,757	2.12%	1.35%	2.12%	79.34%
Year Ended October 31, 2006	$12.15	0.16	2.54	2.70	(0.12)	(1.94)	(2.06)	–	$12.79	26.57%		$1,875	2.18%	1.62%	2.54%	83.30%
Year Ended October 31, 2005	$10.75	0.09	1.68	1.77	(0.14)	(0.25)	(0.39)	0.02	$12.15	16.93%		$1,202	2.20%	0.96%	2.76%	295.27%
Year Ended October 31, 2004	$8.22	0.04	2.50	2.54	(0.01)	–	(0.01)	–	$10.75	30.86%		$885	2.20%	0.41%	3.46%	391.22%
Year Ended October 31, 2003	$7.18	0.02	1.05	1.07	(0.03)	–	(0.03)	–	$8.22	14.92%		$625	2.20%	0.25%	3.89%	112.34%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$15.78	0.03	(1.48)	(1.45)	(0.03)	(1.42)	(1.45)	–	$12.88	(10.11%	)	$5,193	2.10%	0.60%	2.10%	13.65%
Year Ended October 31, 2007 (f)	$12.79	0.18	3.42	3.60	(0.16)	(0.47)	(0.63)	0.02	$15.78	29.25%		$5,286	2.12%	1.28%	2.12%	79.34%
Year Ended October 31, 2006	$12.15	0.13	2.58	2.71	(0.13)	(1.94)	(2.07)	–	$12.79	26.60%		$5,512	2.17%	1.30%	2.49%	83.30%
Year Ended October 31, 2005 (f)	$10.74	0.15	1.62	1.77	(0.13)	(0.25)	(0.38)	0.02	$12.15	16.88%		$2,435	2.20%	1.25%	2.81%	295.27%
Year Ended October 31, 2004	$8.22	0.03	2.51	2.54	(0.02)	–	(0.02)	–	$10.74	30.90%		$3,556	2.20%	0.43%	3.33%	391.22%
Year Ended October 31, 2003	$7.18	0.02	1.05	1.07	(0.03)	–	(0.03)	–	$8.22	14.92%		$623	2.20%	0.25%	3.89%	112.34%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

56 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Global Utilities Fund (Continued)

		Investment Activities			Distributions							Ratios / Supplemental Data

															Ratio of
														Ratio of Net	Expenses
			Net Realized and	Total								Net Assets	Ratio of	Investment	(Prior to
	Net Asset Value,		Unrealized Gains	from	Net							at End of	Expenses	Income	Reimbursements)
	Beginning	Net Investment	(Losses) on	Investment	Investment	Net			Net Asset Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Realized Gains	Total Distributions	Redemption fees	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$15.83	0.10	(1.52)	(1.42)	(0.05)	(1.42)	(1.47)	–	$12.94	(9.88%	)	$216	1.59%	1.01%	1.59%	13.65%
Year Ended October 31, 2007 (f)	$12.83	0.22	3.44	3.66	(0.21)	(0.47)	(0.68)	0.02	$15.83	29.66%		$368	1.68%	1.54%	1.68%	79.34%
Year Ended October 31, 2006	$12.20	0.24	2.51	2.75	(0.18)	(1.94)	(2.12)	–	$12.83	27.11%		$2	1.78%	2.08%	2.18%	83.30%
Year Ended October 31, 2005	$10.78	0.20	1.66	1.86	(0.21)	(0.25)	(0.46)	0.02	$12.20	17.61%		$1	1.51%	1.64%	2.31%	295.27%
Period Ended October 31, 2004 (g)	$9.14	0.08	1.58	1.66	(0.02)	–	(0.02)	–	$10.78	18.23%		$1	1.78%	0.99%	3.14%	391.22%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$16.14	0.11	(1.53)	(1.42)	(0.08)	(1.42)	(1.50)	–	$13.22	(9.66%	)	$1,493	1.10%	1.67%	1.10%	13.65%
Year Ended October 31, 2007 (f)	$13.05	0.32	3.50	3.82	(0.28)	(0.47)	(0.75)	0.02	$16.14	30.47%		$1,650	1.12%	2.26%	1.13%	79.34%
Year Ended October 31, 2006	$12.35	0.30	2.57	2.87	(0.23)	(1.94)	(2.17)	–	$13.05	27.88%		$1,264	1.20%	2.68%	1.55%	83.30%
Year Ended October 31, 2005	$10.91	0.23	1.69	1.92	(0.25)	(0.25)	(0.50)	0.02	$12.35	18.05%		$987	1.20%	1.97%	1.78%	295.27%
Year Ended October 31, 2004	$8.30	0.13	2.53	2.66	(0.05)	–	(0.05)	–	$10.91	32.13%		$837	1.20%	1.41%	2.46%	391.22%
Year Ended October 31, 2003	$7.21	0.09	1.06	1.15	(0.06)	–	(0.06)	–	$8.30	16.10%		$633	1.20%	1.25%	2.89%	112.34%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$16.15	0.10	(1.53)	(1.43)	(0.08)	(1.42)	(1.50)	–	$13.22	(9.72%	)	$8,488	1.11%	1.70%	1.11%	13.65%
Year Ended October 31, 2007 (f)	$13.05	0.33	3.50	3.83	(0.28)	(0.47)	(0.75)	0.02	$16.15	30.55%		$8,839	1.13%	2.29%	1.13%	79.34%
Year Ended October 31, 2006	$12.35	0.27	2.60	2.87	(0.23)	(1.94)	(2.17)	–	$13.05	27.88%		$6,254	1.20%	2.81%	1.50%	83.30%
Year Ended October 31, 2005	$10.91	0.17	1.75	1.92	(0.25)	(0.25)	(0.50)	0.02	$12.35	18.05%		$1,896	1.20%	1.85%	1.67%	295.27%
Period Ended October 31, 2004 (h)	$9.75	0.03	1.15	1.18	(0.02)	–	(0.02)	–	$10.91	12.15%		$250	1.20%	1.02%	2.19%	391.22%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

2008 Semiannual Report 57

Nationwide Mid Cap Growth Leaders Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Mid Cap Growth Leaders Fund (Class A at NAV) registered -7.46% versus -8.44% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Growth Funds (consisting of 623 funds as of April 30, 2008) was -10.98% for the same time period.

Can you describe the market environment during the reporting period?

During the six-month reporting period ended April 30, 2008, the U.S. equity market faced the most challenging conditions it has seen since 2002. The subprime mortgage crisis blossomed into a larger-scale credit crunch, culminating in the near collapse of Bear Stearns. The U.S. economy stumbled amid the recessionary-like environment as unemployment rose and real income growth came to a halt. The Federal Reserve Board responded by injecting healthy stimulus into the economy, directed toward the capital-constrained banking and broker industries. Fiscal stimulus in the form of tax rebate checks targeted to help consumers will take effect in mid- to late spring. Commodity prices swelled toward record levels during the reporting period as the value of the U.S. dollar fell to record lows due to low U.S. interest rates and slow economic growth.

What areas of investment provided the most positive relative returns for the Fund?

The Fund garnered comparatively good results through its holdings in the consumer discretionary and basic materials sectors, in both cases due mainly to favorable stock selection. The Fund bought Darden Restaurants, Inc. in January 2008 after a severe over-reaction (in terms of stock price) to a slowdown in consumer spending. In spite of negative market psychology, Darden’s leading franchise, Olive Garden, continued its record string of positive monthly same-store sales, which helped Fund performance. The Mosaic Co., another Fund holding, continued to benefit from record prices for its varied fertilizer products; as world food and grain consumption has exploded, fertilizer production and inventories have not kept pace.

What areas detracted from Fund performance?

The Fund’s holdings in the technology sector hampered Fund performance; specifically, Foundry Networks, Inc. was the primary culprit registering negative returns. Foundry Networks reported strong fourth-quarter earnings in late January 2008, but indicated that the slowing global economy could damage earnings in subsequent quarters. We believed that enterprises would continue their capital spending trends in the mission-critical areas served by Foundry Networks’ routers and switches. The severity of business conditions, however, and the resulting slowdown of business investment spending, caused a shortfall in the company’s earnings in the first quarter of 2008; we sold about two-thirds of the Fund’s position in the company.

What is your outlook for the near term?

We are very encouraged that the global capital markets have settled down, particularly in the area of credit conditions. We remain focused on the stability of the credit markets, confident that Federal Reserve actions will continue to keep the capital markets liquid and rational. We remain concerned about the slower economic growth that is clearly evident in the U.S. economy in 2008.

We anticipate the portfolio’s beta will remain level with the benchmark in this environment, and we will focus primarily on performance generated by specific stocks.

Subadviser:
Security Investors, LLC

Portfolio Manager:
Joseph C. O’Connor

58 Semiannual Report 2008

Fund Performance	Nationwide Mid Cap Growth Leaders Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six				Expense
		Month*	1 Yr.	5 Yr.	10 Yr.[1]	Ratio**

Class A	w/o SC2	-7.46%	-0.81%	14.34%	0.48%	1.51%
	w/SC3	-12.79%	-6.50%	13.00%	-0.11%

Class B	w/o SC2	-7.75%	-1.45%	13.56%	-0.41%	2.20%
	w/SC4	-12.36%	-6.38%	13.32%	-0.41%

Class C	w/o SC2	-7.74%	-1.45%	13.55%	-0.04%	2.20%
	w/SC5	-8.66%	-2.44%	13.55%	-0.04%

Class D	w/o SC2	-7.30%	-0.51%	14.69%	0.78%	1.20%
	w/SC6	-11.49%	-5.01%	13.63%	0.32%

Class R7		-7.56%	-0.98%	14.16%	0.55%	1.90%

Institutional Class[7,8]		-7.26%	-0.45%	14.68%	0.77%	1.20%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Please see the Fund’s most recent prospectus for details.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), and Class R shares (12/30/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, and Class R shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	A 4.50% front-end sales charge was deducted.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Institutional Class shares (9/28/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Mid Cap Growth Leaders, the Russell Mid Cap Growth Index (Russell Mid Cap Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/08. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell Midcap Growth — an unmanaged index of the stock of medium-size U.S. companies with a capitalization range of $0.129 billion to $54.621 billion as of April 30, 2008, gives a broad look at how the stock price of medium-size U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 59

Shareholder	Nationwide Mid Cap Growth Leaders Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Nationwide Mid Cap Growth Leaders Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	925.40	7.52	1.57
	Hypothetical	(b)	1,000.00	1,017.06	7.87	1.57

Class B Shares	Actual		1,000.00	922.50	10.47	2.19
	Hypothetical	(b)	1,000.00	1,013.97	10.97	2.19

Class C Shares	Actual		1,000.00	922.60	10.52	2.20
	Hypothetical	(b)	1,000.00	1,013.92	11.02	2.20

Class D Shares	Actual		1,000.00	927.00	5.75	1.20
	Hypothetical	(b)	1,000.00	1,018.90	6.02	1.20

Class R Shares	Actual		1,000.00	924.40	8.61	1.80
	Hypothetical	(b)	1,000.00	1,015.91	9.02	1.80

Institutional Class Shares	Actual		1,000.00	927.40	5.75	1.20
	Hypothetical	(b)	1,000.00	1,018.90	6.02	1.20

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

60 Semiannual Report 2008

Portfolio Summary	Nationwide Mid Cap Growth Leaders Fund

April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	94.7%
Repurchase Agreements	6.2%
Other Investments*	1.7%
Liabilities in excess of other assets**	-2.6%

100.0%

Top Industries

Chemicals	12.3%
Hotels, Restaurants & Leisure	9.9%
Aerospace & Defense	8.2%
Biotechnology	7.1%
Semiconductors & Semiconductor Equipment	6.1%
IT Services	5.4%
Energy Equipment & Services	5.2%
Insurance	5.1%
Software	3.9%
Oil, Gas & Consumable Fuels	3.8%
Other	33.0%

100.0%

Top Holdings***

Darden Restaurants, Inc.	4.2%
Activision, Inc.	3.9%
Gilead Sciences, Inc.	3.8%
Cognizant Technology Solutions Corp., Class A	3.8%
Assurant, Inc.	3.6%
Goodrich Corp.	3.4%
Genzyme Corp.	3.3%
Thermo Fisher Scientific, Inc.	3.3%
TJX Cos., Inc.	3.3%
Teva Pharmaceutical Industries Ltd. ADR	3.2%
Other	64.2%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 61

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Mid Cap Growth Leaders Fund

Common Stocks (94.7%)
	Shares or
	Principal Amount	Value

Aerospace & Defense (8.2%)
Goodrich Corp.	18,705	$1,274,746
Precision Castparts Corp.	7,290	857,012
Rockwell Collins, Inc.	14,550	918,251

		3,050,009

Auto Components (1.1%)
BorgWarner, Inc.	8,275	406,716

Biotechnology (7.1%)
Genzyme Corp.*	17,585	1,237,105
Gilead Sciences, Inc.*	27,190	1,407,354

		2,644,459

Capital Markets (1.7%)
T. Rowe Price Group, Inc.	10,715	627,470

Chemicals (12.3%)
Agrium, Inc.	13,165	1,040,035
Airgas, Inc.	16,530	795,589
Celanese Corp., Series A	23,490	1,051,178
Mosaic Co. (The)*	8,775	1,075,025
Praxair, Inc.	6,745	615,886

		4,577,713

Communications Equipment (3.7%)
Ciena Corp.*	29,103	983,973
Foundry Networks, Inc.*	29,455	374,962

		1,358,935

Electrical Equipment (2.5%)
Ametek, Inc.	19,231	933,088

Electronic Equipment & Instruments (1.7%)
Amphenol Corp., Class A	13,670	631,281

Energy Equipment & Services (5.2%)
National Oilwell Varco, Inc.*	15,120	1,034,964
Weatherford International Ltd.*	10,945	882,933

		1,917,897

Health Care Providers & Services (0.7%)
Humana, Inc.*	5,520	263,801

Hotels, Restaurants & Leisure (9.9%)
Darden Restaurants, Inc.	43,535	1,548,975
Life Time Fitness, Inc.* (a)	17,235	626,492
Marriott International, Inc., Class A	9,995	342,829
Royal Caribbean Cruises Ltd. (a)	18,725	597,328
WMS Industries, Inc.*	15,375	556,421

		3,672,045

Insurance (5.1%)
Assurant, Inc.	20,550	1,335,750
HCC Insurance Holdings, Inc.	22,465	554,436

		1,890,186

IT Services (5.4%)
Alliance Data Systems Corp.*	10,655	611,703
Cognizant Technology Solutions Corp., Class A*	43,395	1,399,489

		2,011,192

Life Sciences Tools & Services (3.3%)
Thermo Fisher Scientific, Inc.*	21,011	1,215,906

Metals & Mining (0.5%)
Nucor Corp.	2,515	189,882

Oil, Gas & Consumable Fuels (3.8%)
Peabody Energy Corp.	8,925	545,585
Williams Cos., Inc.	23,925	849,338

		1,394,923

Pharmaceutical (3.2%)
Teva Pharmaceutical Industries Ltd. ADR — IL	25,630	1,198,971

Road & Rail (2.8%)
Union Pacific Corp.	7,100	1,030,849

Semiconductors & Semiconductor Equipment (6.1%)
Fairchild Semiconductor International, Inc.*	41,190	537,118
MEMC Electronic Materials, Inc.*	15,570	980,443
ON Semiconductor Corp.*	99,320	741,920

		2,259,481

Software (3.9%)
Activision, Inc.*	54,139	1,464,460

Specialty Retail (3.3%)
TJX Cos., Inc.	$37,540	$1,209,539

Textiles, Apparel & Luxury Goods (3.2%)
Phillips-Van Heusen Corp.	27,775	1,172,383

Total Common Stocks		35,121,186

62 Semiannual Report 2008

Repurchase Agreements (6.2%)
	Shares or
	Principal Amount	Value

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $1,739,569, collateralized by U.S. Government Agency Mortgages ranging 4.00% - 6.13%, maturing 05/30/08 - 10/05/26; total market value of $1,774,267	$1,739,478	$1,739,478
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $543,113, collateralized by U.S. Government Agency Mortgages ranging 4.60% - 4.85%, maturing 09/01/35; total market value of $553,946	543,084	543,084

Total Repurchase Agreements		2,282,562

Securities Purchased With Collateral For Securities On Loan (1.7%)

Repurchase Agreement (1.7%)
Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $647,585, collateralized by U.S. Government Agency Mortgages ranging 3.02% - 9.42%, maturing 06/04/12 - 04/25/38; total market value of $660,500	$647,549	$647,549

Total Securities Purchased With Collateral For Securities On Loan		647,549

Total Investments (Cost $35,453,750) (b) — 102.6%		38,051,297

Liabilities in excess of other assets — (2.6)%		(957,358)

NET ASSETS — 100.0%		$37,093,939

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of April 30, 2008.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

IL	Israel

See accompanying notes to financial statements.

2008 Semiannual Report 63

Nationwide Leaders Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Leaders Fund (Class A at NAV) registered -5.82% versus -9.64% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 901 funds as of April 30, 2008) was -10.27% for the same time period.

Can you describe the market environment during the reporting period?

U.S. stocks posted significant losses as the subprime mortgage crisis worsened and led to a general repricing of riskier assets. The financials sector was especially weak, reflecting extremely disappointing earnings among companies that originated subprime mortgages as well as those that invested in securities backed by subprime mortgages or other low-quality debt. Concerns about inflation also intensified as the price of crude oil finished the reporting period well over $100 per barrel. Against this backdrop, U.S. economic growth slowed virtually to a standstill. In an effort to jump-start consumer spending, the federal government put in place a tax rebate program. In addition, the Federal Reserve Board slashed interest rates and implemented other measures designed to increase liquidity and restore investor confidence. In March, the Federal Reserve arranged for embattled broker-dealer Bear Stearns to be bought by JP Morgan Chase & Co. Stocks pared some of their losses after that deal.

What areas of investment provided the most positive relative returns for the Fund?

The Fund benefited most from stock selection in the information technology and materials sectors. In technology, Canada-based Research In Motion Ltd. was a key contributor to Fund performance. The stock posted a small loss but outperformed the benchmark, as the company’s BlackBerry smartphone continued to drive robust revenue and earnings growth. MEMC Electronic Materials, Inc., a maker of silicon wafers, also contributed to Fund performance as well; we took profits on that position as the stock rallied early in the reporting period, and, thus, we avoided the impact to the Fund of a decline in the company’s share price that occurred later. Fund holding Occidental Petroleum Corp., a high-quality oil and gas producer, benefited from soaring oil prices and no exposure to refining. Brinker International, Inc., owner of several restaurant chains, was a stock we bought during the reporting period after the stock declined to what we viewed as an attractive valuation. Brinker’s share price subsequently rebounded, in part because of the government’s tax rebate program, which was expected to boost restaurant sales.

What areas detracted from Fund performance?

Stock selection in industrials detracted from Fund performance, and an underweighting in the energy sector had a negative impact because that sector was the only one in the benchmark index to deliver a positive return. Individual detractors from Fund performance included Avnet, Inc., an electronic components distributor that lowered its financial guidance in April, which hurt the stock price. Delta Air Lines, Inc. also held back Fund results, as high fuel costs and uncertainty about the company’s proposed merger with Northwest Airlines Corp. hampered the stock. The share price of Fund-holding National Bank of Greece S.A. pulled back amid weakness in financials stocks rather than deterioration in the company’s fundamentals, and we added to the position. Likewise, Fund-holding Dutch insurer AEGON N.V. continued to meet earnings expectations, but saw its stock price fall due to the market’s concerns about its asset quality.

What is your outlook for the near term?

At this point, we believe that stocks have likely seen the worst for this economic cycle, although economic growth could remain lackluster for the next several quarters. Because the stock market looks ahead, it is not uncommon for stocks to bottom while the economic environment is still challenged. Eventually, though, the Fed’s aggressive interest-rate cuts and other stimulative measures should help get the economy back on track.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Manager:
Gary D. Haubold, CFA

64 Semiannual Report 2008

Fund Performance	Nationwide Leaders Fund

Average Annual Total Return
(For periods ended April 30, 2008)

						Gross	Net
		Six				Expense	Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC2	-5.82%	4.02%	14.87%	10.44%	1.69%	1.52%
	w/SC3	-11.26%	-1.97%	13.51%	9.41%

Class B	w/o SC2	-6.15%	3.33%	14.08%	9.66%	2.37%	2.20%
	w/SC4	-10.31%	-1.24%	13.84%	9.66%

Class C	w/o SC2	-6.09%	3.34%	14.08%	9.66%	2.37%	2.20%
	w/SC5	-6.92%	2.43%	14.08%	9.66%

Class R6,7		-5.92%	3.88%	14.58%	10.04%	2.07%	1.90%

Institutional Service Class[6]		-5.62%	4.39%	15.05%	10.60%	1.41%	1.24%

Institutional Class[6,8]		-5.66%	4.37%	15.16%	10.68%	1.37%	1.20%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Performance fees apply to the Fund, which may increase or decrease expenses. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 28, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Leaders Fund, S&P 500 Index (S&P 500)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 65

Shareholder	Nationwide Leaders Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Nationwide Leaders Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	941.80	7.72	1.60
	Hypothetical	(b)	1,000.00	1,016.91	8.02	1.60

Class B Shares	Actual		1,000.00	938.50	10.70	2.22
	Hypothetical	(b)	1,000.00	1,013.82	11.12	2.22

Class C Shares	Actual		1,000.00	939.10	10.61	2.20
	Hypothetical	(b)	1,000.00	1,013.92	11.02	2.20

Class R Shares	Actual		1,000.00	940.80	8.20	1.70
	Hypothetical	(b)	1,000.00	1,016.41	8.52	1.70

Institutional Service Class Shares	Actual		1,000.00	943.80	5.75	1.19
	Hypothetical	(b)	1,000.00	1,018.95	5.97	1.19

Institutional Class Shares	Actual		1,000.00	943.40	5.80	1.20
	Hypothetical	(b)	1,000.00	1,018.90	6.02	1.20

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

66 Semiannual Report 2008

Portfolio Summary	Nationwide Leaders Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	85.0%
Repurchase Agreements	5.3%
Other assets in excess of liabilities	9.7%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	10.1%
Capital Markets	8.1%
Specialty Retail	7.6%
Electronic Equipment & Instruments	7.1%
Pharmaceuticals	6.2%
Food & Staples Retailing	5.2%
Hotels, Restaurants & Leisure	4.6%
Commercial Banks	4.5%
Communications Equipment	4.2%
Machinery	3.3%
Other	39.1%

100.0%

Top Holdings*

Avnet, Inc.	7.1%
Pfizer, Inc.	6.2%
Occidental Petroleum Corp.	4.6%
Brinker International, Inc.	4.6%
National Bank of Greece S.A. ADR	4.5%
Abercrombie & Fitch Co., Class A	4.4%
Bank of New York Mellon Corp. (The)	4.0%
Safeway, Inc.	3.2%
Guess?, Inc.	3.2%
Research In Motion Ltd.	3.0%
Other	55.2%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 67

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Leaders Fund

Common Stocks (85.0%)
	Shares or
	Principal Amount	Value

Aerospace & Defense (2.5%)
Northrop Grumman Corp.	6,430	$473,055

Biotechnology (2.1%)
Biogen Idec, Inc.*	6,600	400,554

Capital Markets (8.1%)
Bank of New York Mellon Corp. (The)	16,900	735,657
Franklin Resources, Inc.	4,200	399,630
Lehman Brothers Holdings, Inc.	8,300	367,192

		1,502,479

Chemicals (2.6%)
Monsanto Co.	4,200	478,884

Commercial Bank (4.5%)
National Bank of Greece S.A. ADR — GR	76,420	829,921

Communications Equipment (4.2%)
Harris Corp.	4,080	220,443
Research In Motion Ltd.*	4,600	559,498

		779,941

Construction & Engineering (1.4%)
Fluor Corp.	1,680	256,822

Consumer Finance (2.9%)
Capital One Financial Corp.	10,300	545,900

Diversified Financial Services (1.0%)
ING Groep N.V. ADR — NL	5,000	189,950

Electronic Equipment & Instruments (7.1%)
Avnet, Inc.*	50,510	1,322,857

Energy Equipment & Services (2.7%)
Transocean, Inc.*	3,400	501,364

Food & Staples Retailing (5.2%)
Kroger Co. (The)	13,600	370,600
Safeway, Inc.	19,100	603,560

		974,160

Food Products (1.9%)
Archer-Daniels-Midland Co.	270	11,896
Bunge Ltd.	3,000	342,270

		354,166

Hotels, Restaurants & Leisure (4.6%)
Brinker International, Inc.	37,500	850,875

Household Durables (1.3%)
Lennar Corp., Class A	13,140	242,039

Internet Software & Services (3.2%)
Akamai Technologies, Inc.*	6,020	215,335
eBay, Inc.*	12,000	375,480

		590,815

Machinery (3.3%)
Deere & Co.	3,900	327,873
PACCAR, Inc.	5,900	279,188

		607,061

Media (1.5%)
DIRECTV Group, Inc. (The)*	11,000	271,040

Oil, Gas & Consumable Fuels (10.1%)
Denbury Resources, Inc.*	10,000	305,600
Marathon Oil Corp.	8,000	364,560
Occidental Petroleum Corp.	10,270	854,567
Range Resources Corp.	5,420	359,779

		1,884,506

Pharmaceutical (6.2%)
Pfizer, Inc.	56,900	1,144,259

Real Estate Investment Trust (REIT) (1.0%)
Developers Diversified Realty Corp.	4,200	180,390

Specialty Retail (7.6%)
Abercrombie & Fitch Co., Class A	11,100	824,841
Guess?, Inc.	15,250	583,770

		1,408,611

Total Common Stocks		15,789,649

68 Semiannual Report 2008

Repurchase Agreements (5.3%)
	Shares or
	Principal Amount	Value

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $746,088, collateralized by U.S. Government Agency Mortgages ranging 4.00% - 6.13%, maturing 05/30/08 - 10/05/26; total market value of $760,969	$746,048	$746,048
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $232,937, collateralized by U.S. Government Agency Mortgages ranging 4.60% - 4.85%, maturing 09/01/35; total market value of $237,583	232,925	232,925

Total Repurchase Agreements		978,973

Total Investments (Cost $16,680,324) (a) — 90.3%		16,768,622

Other assets in excess of liabilities — 9.7%		1,805,325

NET ASSETS — 100.0%		$18,573,947

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

GR	Greece

NL	Netherlands

See accompanying notes to financial statements.

2008 Semiannual Report 69

Nationwide Small Cap Leaders Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Small Cap Leaders Fund (Class A at NAV) registered -16.29% versus -12.92% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 832 funds as of April 30, 2008) was -13.17% for the same time period.

Can you describe the market environment during the reporting period?

During the reporting period, equities were under selling pressure, with small-capitalization stocks trailing both large-and mid-cap stocks. Within the small-cap universe, growth lagged value as commodities and deep cyclical-oriented stocks experienced cash inflows. Market weakness was broad-based, and small-caps were one of the weaker segments in the declining market. The worsening subprime mortgage crisis led to a general repricing of riskier assets. Energy was the only sector out of 10 in the benchmark index to post a positive return; telecommunications services, information technology and consumer discretionary posted the greatest losses. Investors continued to be concerned about the prevailing credit crunch as well as the prospect of the U.S. economy entering a recession. As a result, commodities continued to attract investment dollars, pushing their prices to record levels. Concerns about inflation also intensified, as crude oil finished the reporting period well over $100 per barrel. Against this backdrop, U.S. economic growth slowed virtually to a standstill. In an effort to jump-start consumer spending, the federal government put in place a tax rebate program. In addition, the Federal Reserve Board slashed interest rates and implemented other measures designed to increase liquidity and restore investor confidence. In March, the Federal Reserve arranged for embattled broker-dealer Bear Stearns to be bought by JP Morgan Chase & Co. Stocks pared some of their losses after that deal.

What areas of investment provided the most positive relative returns for the Fund?

Within the value sleeve of the Fund, stock selection in the industrials, consumer discretionary and materials sectors added significant value during the reporting period. In industrials, one contributor to Fund performance was Rock-Tenn Co., a maker of packaging and paperboard products. The stock benefited from an inexpensive valuation at the start of the reporting period and analysts’ optimism about the company’s acquisition of Southern Container, Ltd. In the case of Fund holding semiconductor-maker Integrated Device Technology, Inc., we bought the stock after a significant decline in its price, and the stock performed well later in the reporting period when the company was able to bring a key product to market faster than expected. Children’s clothing retailer The Gymboree Corp. also performed well, benefiting the Fund. After weak performance in prior periods, the company began to exceed its sales and earnings estimates.

The growth sleeve of the Fund experienced positive contributions from the industrials and financials sectors, along with solid performance from the consumer staples sector. Individual contributors to Fund performance included PC Mall, Inc., a technology products and services distributor, and Scientific Games Corp., a provider of services and products to the gaming industry. PC Mall’s stock price benefited from the company’s strong earnings growth, which was above expectations due to strong sales of Hewlett Packard and Apple Computer products. Scientific Games reported better than expected earnings based, in part, on significantly positive results from their lottery business in China. Another individual contributor to Fund performance was World Acceptance Corp., a small-loan consumer finance business. World Acceptance benefited from a slight moderation in the credit environment as well as solid operational execution during the period.

What areas detracted from Fund performance?

Performance in the value sleeve of the Fund was held back by ineffective stock selection in the energy sector. Particularly damaging was the Fund’s large position in Evergreen Energy Inc. The commercialization of the company’s innovative coal-cleaning technology was delayed by the weak credit environment. Bringing a product to market also was a problem for Fund holding health-care holding Hythiam, Inc., which developed a promising treatment for patients suffering from drug and alcohol addiction. Elsewhere, Fund performance suffered because of Powerwave Technologies, Inc., a supplier of electronic equipment for the wireless communications industry. Although the company performed in line with expectations, nervous investors sold the stock anyway.

The detractors from the Fund’s growth sleeve’s performance included the technology, health-care, and energy sectors. Among individual Fund holdings, specialty apparel company Crocs, Inc. was the largest detractor; the stock weakened after the company reported lower-than-anticipated financial results. Also hampering Fund results was

70 Semiannual Report 2008

skin-care product maker Obagi Medical Products, Inc. The company experienced slower consumer demand as gas prices and macroeconomic pressures affected the U.S. economy. Finally, Fund holding EMCORE Corp., a satellite and terrestrial solar power products company, saw its shares decline due to concerns about the timing of future contracts.

What is your outlook for the near term?

Many of the issues that challenged the markets in 2007 have carried over into 2008. A slowing economy, credit concerns, and weakening consumer spending are likely to make 2008 a challenging year, especially for small-cap stocks. While small-cap stocks tend to be more cyclical than larger stocks and also more vulnerable to tightening credit conditions, we believe these small-cap stocks have likely seen the worst for this economic cycle. Current market trends may persist in the near term; because the stock market looks ahead, it is not uncommon for stocks to bottom while the economic environment is still challenged. Any improvement in the credit or macroeconomic environment, however, could provide a rebound for small-cap stocks. Eventually, the Fed’s aggressive interest-rate cuts and other stimulative measures should get the economy back on track.

Subadviser (Value Sleeve):
Aberdeen Asset Management Inc.

Portfolio Managers (Value Sleeve):
Gary Haubold, CFA, William Gerlach and Charles Purcell

Subadviser (Growth Sleeve):
NorthPointe Capital® LLC

Portfolio Managers (Growth Sleeve):
Carl Wilk, CFP, and Karl Knas, CPA

2008 Semiannual Report 71

Fund Performance	Nationwide Small Cap Leaders Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six			Expense
		Month*	1 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	-16.29%	-16.94%	5.37%	1.58%
	w/SC3	-21.09%	-21.72%	3.52%

Class B	w/o SC2	-16.67%	-17.59%	4.59%	2.32%
	w/SC4	-20.15%	-21.03%	3.87%

Class C	w/o SC2	-16.67%	-17.65%	4.61%	2.32%
	w/SC5	-17.37%	-18.34%	4.61%

Class R6		-16.40%	-17.18%	5.05%	2.02%

Institutional Service Class[6]		-16.24%	-16.82%	5.54%	1.47%

Institutional Class[6]		-16.25%	-16.77%	5.65%	1.32%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Small Cap Leaders Fund, Russell 2000 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

72 Semiannual Report 2008

Shareholder	Nationwide Small Cap Leaders Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Nationwide Small Cap Leaders Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	837.10	7.40	1.62
	Hypothetical	(b)	1,000.00	1,016.81	8.12	1.62

Class B Shares	Actual		1,000.00	833.30	10.80	2.37
	Hypothetical	(b)	1,000.00	1,013.08	11.86	2.37

Class C Shares	Actual		1,000.00	833.30	10.80	2.37
	Hypothetical	(b)	1,000.00	1,013.08	11.86	2.37

Class R Shares	Actual		1,000.00	836.00	8.58	1.88
	Hypothetical	(b)	1,000.00	1,015.51	9.42	1.88

Institutional Service Class Shares	Actual		1,000.00	837.60	6.76	1.48
	Hypothetical	(b)	1,000.00	1,017.50	7.42	1.48

Institutional Class Shares	Actual		1,000.00	837.50	6.26	1.37
	Hypothetical	(b)	1,000.00	1,018.05	6.87	1.37

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 73

Portfolio Summary	Nationwide Small Cap Leaders Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	89.5%
Repurchase Agreements	5.8%
Warrants	0.0%
Other assets in excess of liabilities	4.7%

100.0%

Top Industries

Semiconductors & Semiconductor Equipment	12.3%
Hotels, Restaurants & Leisure	5.9%
Communications Equipment	5.8%
Real Estate Investment Trusts (REITs)	4.8%
Personal Products	4.8%
Consumer Finance	4.5%
Specialty Retail	4.3%
Oil, Gas & Consumable Fuels	4.3%
Machinery	3.7%
Commercial Services & Supplies	3.5%
Other	46.1%

100.0%

Top Holdings*

Physicians Formula Holdings, Inc.	3.2%
Ashford Hospitality Trust, Inc.	2.7%
World Acceptance Corp.	2.6%
Scientific Games Corp., Class A	2.6%
ON Semiconductor Corp.	2.4%
Central European Distribution Corp.	2.3%
Diodes, Inc.	2.2%
Silicon Motion Technology Corp. ADR	2.2%
Integrated Device Technology, Inc.	2.1%
Radiant Systems, Inc.	2.1%
Other	75.6%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

74 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Small Cap Leaders Fund

Common Stocks (89.5%)
	Shares or
	Principal Amount	Value

Air Freight & Logistics (1.5%)
Atlas Air Worldwide Holdings, Inc.*	7,900	$479,372

Beverages (2.3%)
Central European Distribution Corp.*	12,000	731,040

Capital Markets (2.7%)
KBW, Inc.*	20,030	475,512
optionsXpress Holdings, Inc.	17,990	386,245

		861,757

Chemicals (1.3%)
Penford Corp.	18,635	409,225

Commercial Banks (2.0%)
Boston Private Financial Holdings, Inc.	20,530	190,929
First Midwest Bancorp, Inc.	9,790	249,939
National Penn Bancshares, Inc.	10,500	175,245

		616,113

Commercial Services & Supplies (3.5%)
Kimball International, Inc., Class B	63,700	654,199
Schawk, Inc.	14,479	232,099
Volt Information Sciences, Inc.*	16,648	222,084

		1,108,382

Communications Equipment (5.8%)
CommScope, Inc.*	11,500	546,825
Polycom, Inc.*	21,300	477,120
Powerwave Technologies, Inc.*	207,200	565,656
Sycamore Networks, Inc.*	78,700	253,414

		1,843,015

Consumer Finance (4.5%)
EZCORP, Inc., Class A*	49,708	603,455
World Acceptance Corp.*	20,788	818,632

		1,422,087

Containers & Packaging (1.4%)
Rock-Tenn Co., Class A	12,560	426,161

Diversified Financial Services (1.7%)
Medallion Financial Corp.	61,200	520,812

Electronic Equipment & Instruments (2.1%)
TTM Technologies, Inc.*	50,000	665,500

Energy Equipment & Services (1.6%)
Bolt Technology Corp.*	28,500	517,560

Food & Staples Retailing (1.8%)
Longs Drug Stores Corp.	14,200	568,852

Food Products (0.4%)
B&G Foods, Inc., Class A	14,000	113,120

Health Care Providers & Services (1.8%)
inVentiv Health, Inc.*	19,100	567,843

Hotels, Restaurants & Leisure (5.9%)
Darden Restaurants, Inc.	1,160	41,273
Ruby Tuesday, Inc.	64,070	545,235
Ruth’s Chris Steak House, Inc.*	63,360	465,696
Scientific Games Corp., Class A*	28,500	802,560

		1,854,764

Internet & Catalog Retail (1.8%)
PC Mall, Inc.*	42,273	555,890

Internet Software & Services (3.5%)
Interwoven, Inc.*	56,000	630,560
j2 Global Communications, Inc.*	22,200	475,080

		1,105,640

Machinery (3.7%)
Flow International Corp.*	55,000	551,650
Hardinge, Inc.	36,801	613,841

		1,165,491

Oil, Gas & Consumable Fuels (4.3%)
Parallel Petroleum Corp.*	13,320	282,251
Rosetta Resources, Inc.*	28,500	621,015
Teekay Tankers Ltd., Class A	21,870	441,336

		1,344,602

Paper & Forest Products (0.5%)
Buckeye Technologies, Inc.*	17,000	146,710

Personal Products (4.8%)
Chattem, Inc.*	7,200	503,136
Physicians Formula Holdings, Inc.*	86,650	1,001,674

		1,504,810

Pharmaceuticals (3.1%)
Obagi Medical Products, Inc.*	45,450	364,054
Sciele Pharma, Inc.*	32,500	626,275

		990,329

Real Estate Investment Trusts (REITs) (4.8%)
Ashford Hospitality Trust, Inc.	144,660	837,581

2008 Semiannual Report 75

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Small Cap Leaders Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Real Estate Investment Trusts (continued)

CBRE Realty Finance, Inc.	117,600	$456,288
Lexington Realty Trust	15,900	228,960

		1,522,829

Road & Rail (1.3%)
Celadon Group, Inc.*	39,600	407,484

Semiconductors & Semiconductor Equipment (12.3%)
Diodes, Inc.*	26,100	705,744
EMCORE Corp.*	95,300	588,954
Integrated Device Technology, Inc.*	63,100	674,539
ON Semiconductor Corp.*	99,500	743,265
Silicon Motion Technology Corp. ADR — TW*	40,000	697,200
Ultra Clean Holdings, Inc.*	43,800	468,222

		3,877,924

Software (2.1%)
Radiant Systems, Inc.*	50,000	674,500

Specialty Retail (4.3%)
Asbury Automotive Group, Inc.	27,900	464,535
Dress Barn, Inc.*	7,380	99,335
DSW, Inc., Class A*	15,100	231,483
Guess?, Inc.	9,100	348,348
Stage Stores, Inc.	13,700	215,638

		1,359,339

Textiles, Apparel & Luxury Goods (0.8%)
CROCS, Inc.*	23,800	242,998

Thrifts & Mortgage Finance (0.7%)
Washington Federal, Inc.	9,700	230,957

Wireless Telecommunication Services (1.2%)
Clearwire Corp., Class A*	25,100	380,014

Total Common Stocks		28,215,120

Warrants (0.0%)
	Shares or
	Principal Amount	Value

Health Care Providers & Services (0.0%)
Hythiam, Inc., 0.00%, Expiring 11/06/12*	9,500	$0

Total Warrants		0

Repurchase Agreements (5.8%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $1,382,031, collateralized by U.S. Government Agency Mortgages ranging 4.00% - 6.13%, maturing 05/30/08 - 10/05/26; total market value of $1,409,597	$1,381,958	$1,381,958
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $431,487, collateralized by U.S. Government Agency Mortgages ranging 4.60% - 4.85%, maturing 09/01/35; total market value of $440,093	431,464	431,464

Total Repurchase Agreements		1,813,422

Total Investments (Cost $32,866,893) (a) — 95.3%		30,028,542

Other assets in excess of liabilities — 4.7%		1,495,053

NET ASSETS — 100.0%		$31,523,595

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

TW	Taiwan

See accompanying notes to financial statements.

76 Semiannual Report 2008

Nationwide U.S. Growth Leaders Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide U.S. Growth Leaders Fund (Class A at NAV) registered -10.17% versus -9.64% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Growth Funds (consisting of 543 funds as of April 30, 2008) was -11.76% for the same time period.

Can you describe the market environment during the reporting period?

The reporting period proved to be a difficult six months for stocks, with a worsening subprime mortgage crisis and record-high crude oil prices threatening to plunge the U.S. economy into recession. Economic growth for the fourth quarter of 2007 and the first quarter of 2008 slowed to virtually a standstill, while companies in the financials sector (reflecting losses from subprime mortgages in default or soured investments in securities backed by subprime mortgages or other low-quality debt) saw their earnings fall significantly. In view of the rapidly deteriorating conditions, the Federal Reserve Board slashed short-term interest rates, brokered the acquisition of embattled broker-dealer Bear Stearns by JP Morgan Chase & Co. and took a number of other steps to increase liquidity and reassure investors. As a result, stocks pared their losses somewhat during the final six weeks of the reporting period.

What areas of investment provided the most positive relative returns for the Fund?

Despite a large overweighting in the information technology sector, the Fund performed in line with its benchmark during the reporting period. The share price of energy producer Hess Corp. turned in a strong double-digit gain, riding soaring crude oil and natural gas prices. The Fund’s largest holding, Transocean Inc., which makes and services deep-water drilling equipment, also benefited from robust energy prices, as both demand and pricing for the company’s services increased. Agricultural products maker Monsanto, another Fund holding, benefited from several positive earnings revisions reflecting market-share gains for its genetically modified seeds and increased sales of its Roundup herbicide. Fund holding Gilead Sciences, Inc., a maker of HIV drugs, saw its earnings climb due to better-than-expected sales and effective cost controls.

What areas detracted from Fund performance?

Consumer electronics maker Apple and JP Morgan Chase & Co. were notable detractors from Fund performance; we sold both positions only to see their stock prices rebound later in the reporting period. A position by the Fund in Finnish cellular handset maker Nokia Corp. lost value after the company missed sales targets due to a lack of new product introductions. In the case of Fund holding networking-equipment provider Cisco Systems, Inc., the stock fell due to fears of reduced enterprise spending on information technology.

What is your outlook for the near term?

Given the Federal Reserve’s unprecedented interventions to stimulate the economy, we expect the stock market to perform better for the remainder of 2008, albeit with continued volatility along the way. In addition, checks from the federal government’s tax rebate program are scheduled to be delivered beginning in May, which could have a stimulative effect on consumer spending. Although in the short-term we foresee a tug of war between these efforts to revive the economy and further unwinding of the credit excesses of the past few years, ultimately we think the efforts to boost economic growth should have the desired effect.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Christopher Baggini, CFA, and Douglas Burtnick, CFA

2008 Semiannual Report 77

Fund Performance	Nationwide U.S. Growth Leaders Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	-10.17%	4.25%	13.43%	2.72%	1.50%
	w/SC3	-15.31%	-1.75%	12.10%	1.94%

Class B	w/o SC2	-10.41%	3.65%	12.69%	2.02%	2.21%
	w/SC4	-14.21%	-0.74%	12.44%	2.02%

Class C5	w/o SC2	-10.52%	3.52%	12.66%	2.09%	2.21%
	w/SC6	-11.27%	2.64%	12.66%	2.09%

Class R7,8		-10.26%	4.09%	13.19%	2.31%	1.91%

Institutional Service Class[7]		-10.06%	4.57%	13.62%	2.95%	1.28%

Institutional Class[7,9]		-10.10%	4.54%	13.72%	3.01%	1.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide U.S. Growth Leaders Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

78 Semiannual Report 2008

Shareholder	Nationwide U.S. Growth Leaders Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Nationwide U.S. Growth Leaders Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	898.30	7.08	1.50
	Hypothetical	(b)	1,000.00	1,017.40	7.52	1.50

Class B Shares	Actual		1,000.00	895.90	10.46	2.22
	Hypothetical	(b)	1,000.00	1,013.82	11.12	2.22

Class C Shares	Actual		1,000.00	894.80	10.46	2.22
	Hypothetical	(b)	1,000.00	1,013.82	11.12	2.22

Class R Shares	Actual		1,000.00	897.40	8.11	1.72
	Hypothetical	(b)	1,000.00	1,016.31	8.62	1.72

Institutional Service Class Shares	Actual		1,000.00	899.40	5.76	1.22
	Hypothetical	(b)	1,000.00	1,018.80	6.12	1.22

Institutional Class Shares	Actual		1,000.00	899.00	5.76	1.22
	Hypothetical	(b)	1,000.00	1,018.80	6.12	1.22

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 79

Portfolio Summary	Nationwide U.S. Growth Leaders Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	95.9%
Repurchase Agreements	3.5%
Other Investments*	1.5%
Liabilities in excess of other assets**	-0.9%

100.0%

Top Industries

Communications Equipment	11.4%
Aerospace & Defense	7.6%
Semiconductors & Semiconductor Equipment	6.9%
Health Care Equipment & Supplies	6.1%
Specialty Retail	5.5%
Oil, Gas & Consumable Fuels	5.1%
Energy Equipment & Services	5.1%
Software	4.4%
Biotechnology	4.4%
Internet Software & Services	4.2%
Other	39.3%

100.0%

Top Holdings***

Transocean, Inc.	5.1%
Oracle Corp.	4.4%
Gilead Sciences, Inc.	4.4%
Research In Motion Ltd.	4.0%
Baxter International, Inc.	4.0%
Wal-Mart Stores, Inc.	4.0%
Precision Castparts Corp.	4.0%
Raytheon Co.	3.7%
Marvell Technology Group Ltd.	3.7%
Monsanto Co.	3.6%
Other	59.1%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

80 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide U.S. Growth Leaders Fund

Common Stocks (95.9%)
	Shares or
	Principal Amount	Value

Aerospace & Defense (7.6%)
Precision Castparts Corp.	37,760	$4,439,066
Raytheon Co.	64,200	4,106,874

		8,545,940

Biotechnology (4.4%)
Gilead Sciences, Inc.*	94,310	4,881,486

Capital Markets (3.6%)
Invesco Ltd.	158,290	4,060,138

Chemicals (3.6%)
Monsanto Co.	35,680	4,068,234

Communications Equipment (11.4%)
Juniper Networks, Inc.*	109,350	3,020,247
QUALCOMM, Inc.	92,250	3,984,277
Research In Motion Ltd.*	37,100	4,512,473
Riverbed Technology, Inc.*	94,800	1,295,916

		12,812,913

Computers & Peripherals (1.6%)
NetApp, Inc.*	72,940	1,765,148

Consumer Finance (1.7%)
Capital One Financial Corp.	34,800	1,844,400

Diversified Financial Services (2.7%)
IntercontinentalExchange, Inc.*	19,530	3,030,080

Energy Equipment & Services (5.1%)
Transocean, Inc.*	38,538	5,682,813

Food & Staples Retailing (4.0%)
Wal-Mart Stores, Inc.	76,440	4,431,991

Health Care Equipment & Supplies (6.1%)
Baxter International, Inc.	71,710	4,468,967
Hologic, Inc.*	81,040	2,365,558

		6,834,525

Hotels, Restaurants & Leisure (2.5%)
Darden Restaurants, Inc.	78,350	2,787,693

Internet & Catalog Retail (1.5%)(a)
priceline.com, Inc.*	13,300	1,697,612

Internet Software & Services (4.2%)
Akamai Technologies, Inc.*	48,150	1,722,325
Google, Inc., Class A*	5,220	2,997,794

		4,720,119

IT Services (3.2%)
Cognizant Technology Solutions Corp., Class A*	109,550	3,532,988

Life Sciences Tools & Services (3.1%)
Thermo Fisher Scientific, Inc.*	60,590	3,506,343

Machinery (2.7%)
Deere & Co.	36,500	3,068,555

Oil, Gas & Consumable Fuels (5.1%)
Cabot Oil & Gas Corp.	39,100	2,227,527
Devon Energy Corp.	30,840	3,497,256

		5,724,783

Pharmaceutical (2.5%)
Teva Pharmaceutical Industries Ltd. ADR — IL	58,650	2,743,647

Road & Rail (2.5%)
Union Pacific Corp.	19,200	2,787,648

Semiconductors & Semiconductor Equipment (6.9%)
Altera Corp.	169,800	3,613,344
Marvell Technology Group Ltd.*	314,800	4,076,660

		7,690,004

Software (4.4%)
Oracle Corp.*	237,600	4,953,960

Specialty Retail (5.5%)
J Crew Group, Inc.*	80,600	3,828,500
Pacific Sunwear of California, Inc.*	171,770	2,303,436

		6,131,936

Total Common Stocks		107,302,956

Repurchase Agreements (3.5%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $2,965,610, collateralized by U.S. Government Agency Mortgages ranging 4.00% - 6.13%, maturing 05/30/08 - 10/05/26; total market value of $3,024,763	$2,965,454	2,965,454

2008 Semiannual Report 81

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide U.S. Growth Leaders Fund (Continued)

Repurchase Agreements (continued)
	Shares or
	Principal Amount	Value

Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $925,897, collateralized by U.S. Government Agency Mortgages ranging 4.60% - 4.85%, maturing 09/01/35; total market value of $944,365	$925,848	$925,848

Total Repurchase Agreements		3,891,302

Securities Purchased With Collateral For Securities On Loan (1.5%)

Repurchase Agreement (1.5%)
Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $1,689,194, collateralized by U.S. Government Agency Mortgages ranging 3.02% - 9.42%, maturing 06/04/12 - 04/25/38; total market value of $1,722,882	1,689,100	1,689,100

Total Securities Purchased With Collateral For Securities On Loan		1,689,100

Total Investments (Cost $105,699,237) (b) — 100.9%		112,883,358

Liabilities in excess of other assets — (0.9)%		(958,377)

NET ASSETS — 100.0%		$111,924,981

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of April 30, 2008.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

IL	Israel

See accompanying notes to financial statements.

82 Semiannual Report 2008

Nationwide Worldwide Leaders Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Worldwide Leaders Fund (Class A at NAV) registered -13.65% versus -9.12% for its benchmark, the Morgan Stanley Capital International (MSCI) World IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Global Large-Cap Core Funds (consisting of 56 funds as of April 30, 2008) was -10.43% for the same time period.

Can you describe the market environment during the reporting period?

Major markets exhibited significant volatility during the reporting period. The more recent phase of market turmoil had its origins in problems related to the troubled U.S. subprime mortgage market and the onset of the credit crunch. As the credit squeeze became entrenched, the Federal Reserve Board (already in easing mode), together with four other central banks, injected emergency liquidity into credit markets in December 2007. Other measures were enacted to foster financial stability. Constrained by inflationary pressures, the Bank of England (BoE) cut interest rates three times during the reporting period. Unlike the Fed, which cut its Federal Funds rate from 4.50% to 2.00%, the European Central Bank left its key rate unchanged.

What areas of investment provided the most positive relative returns for the Fund?

As is customary in a concentrated portfolio with an emphasis on stock selection, sector allocations typically derive from stock-selection decisions. The Fund portfolio’s best-performing holding was U.S.-based integrated oil company Hess Corp., which has been very successful through its working interests in new large oil finds (the Tupi venture off the southeastern coast of Brazil and another venture off the coast of Africa). The Fund’s position in U.S.-based The Mosaic Co. also added value. As the second-largest producer of potash, an important fertilizer, Mosaic benefited from rising potash prices. Fund performance was enhanced by our holding in leading global mining company Rio Tinto Group, which performed well amid continuing global growth and demand for commodities, particularly from China and India. Also, Rio Tinto recently was an acquisition target of rival BHP Billiton Ltd.

What areas detracted from Fund performance?

The Fund’s holding in China Construction Bank detracted from Fund performance. China’s banking environment proved challenging, because the Chinese authorities tightened monetary policy to cool the economy. Shares held by the Fund in Munich-based truck manufacturer MAN AG were affected by concerns that demand in Western Europe was set to decline, compounded by doubts as to whether demand in Eastern European countries would be sufficient to offset the predicted weakness. The Fund’s holding in New World Development Co. Ltd. was affected, along with other Hong Kong property stocks, by the uncertainty surrounding the global economy, as well as by local stock-market volatility.

What is your outlook for the near term?

Growth rates between some of the developed and developing worlds are diverging, with the emerging markets expected to continue providing impetus for global growth. Although global growth is showing signs of slowing, we anticipate that it will remain near the historical average. Global equity markets continue to offer reasonable value and may draw support from the easing of monetary policy by central banks as well as their other initiatives. In particular, the aggressive action by the Federal Reserve, combined with the U.S. government’s fiscal stimulus package, should help to keep any recession short and shallow. Against this backdrop, investor sentiment is expected to undergo a slow repair. Although market volatility is expected to persist, especially as “leverage” (borrowing) is still being taken out of the financial system, it may continue to ease somewhat.

Subadviser:
Gartmore Global Partners

Portfolio Manager:
Neil Rogan

2008 Semiannual Report 83

Fund Performance	Nationwide Worldwide Leaders Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	-13.65%	-1.92%	20.50%	3.91%	1.58%
	w/SC3	-18.63%	-7.58%	19.09%	3.11%

Class B	w/o SC2	-13.99%	-2.62%	19.65%	3.17%	2.32%
	w/SC4	-18.29%	-7.48%	19.45%	3.17%

Class C5	w/o SC2	-14.01%	-2.60%	19.63%	3.24%	2.32%
	w/SC6	-14.87%	-3.58%	19.63%	3.24%

Class R7,8		-13.75%	-2.12%	20.16%	3.46%	2.02%

Institutional Service Class[7]		-13.58%	-1.67%	20.59%	4.08%	1.42%

Institutional Class[7,9]		-13.59%	-1.71%	20.74%	4.17%	1.32%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Worldwide Leaders Fund, the Morgan Stanley Capital International World Index (MSCI World)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World — an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East — gives a broad look at how the stock prices of these companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

84 Semiannual Report 2008

Shareholder	Nationwide Worldwide Leaders Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Nationwide Worldwide Leaders Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	863.50	6.90	1.49
	Hypothetical	(b)	1,000.00	1,017.45	7.47	1.49

Class B Shares	Actual		1,000.00	860.10	10.31	2.23
	Hypothetical	(b)	1,000.00	1,013.77	11.17	2.23

Class C Shares	Actual		1,000.00	859.90	10.31	2.23
	Hypothetical	(b)	1,000.00	1,013.77	11.17	2.23

Class R Shares	Actual		1,000.00	862.50	7.96	1.72
	Hypothetical	(b)	1,000.00	1,016.31	8.62	1.72

Institutional Service Class Shares	Actual		1,000.00	864.20	5.75	1.24
	Hypothetical	(b)	1,000.00	1,018.70	6.22	1.24

Institutional Class Shares	Actual		1,000.00	864.10	5.79	1.25
	Hypothetical	(b)	1,000.00	1,018.65	6.27	1.25

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 85

Portfolio Summary	Nationwide Worldwide Leaders Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	97.9%
Repurchase Agreements	2.2%
Other Investments*	8.0%
Liabilities in excess of other assets**	-8.1%

100.0%

Top Industries

Metals & Mining	9.7%
Oil, Gas & Consumable Fuels	9.1%
Chemicals	6.2%
Diversified Telecommunication Services	5.6%
Capital Markets	5.5%
Electrical Equipment	5.1%
Hotels, Restaurants & Leisure	4.8%
Machinery	4.5%
Food & Staples Retailing	4.5%
Software	4.5%
Other	40.5%

100.0%

Top Holdings***

ABB Ltd.	5.1%
McDonald’s Corp.	4.8%
Tesco PLC	4.5%
JPMorgan Chase & Co.	4.3%
Nestle SA	4.2%
Apple, Inc.	4.0%
AT&T, Inc.	3.6%
Rio Tinto PLC	3.6%
Deere & Co.	3.3%
E. ON AG	3.1%
Other	59.5%

100.0%

Top Countries

United States	42.5%
Switzerland	12.4%
United Kingdom	12.1%
Germany	5.7%
Brazil	4.9%
Japan	3.1%
Finland	3.0%
Israel	2.5%
Hong Kong	2.5%
Italy	2.4%
Other	8.9%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

86 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Worldwide Leaders Fund

Common Stocks (97.9%)
	Shares or
	Principal Amount	Value

BRAZIL (4.9%)
Metals & Mining (1.8%)
Companhia Vale do Rio Doce ADR	39,800	$1,267,232

Oil, Gas & Consumable Fuels (3.1%)
Petroleo Brasileiro SA ADR	21,000	2,123,100

		3,390,332

CANADA (1.8%)
Chemicals (1.8%)
Agrium, Inc.	16,200	1,279,800

FINLAND (3.0%) (a) (b)
Communications Equipment (3.0%)
Nokia OYJ	69,700	2,095,282

FRANCE (1.2%) (a)
Machinery (1.2%)
Vallourec SA	3,100	840,372

GERMANY (5.7%) (a) (b)
Chemicals (2.6%)
Bayer AG	21,100	1,781,910

Electric Utility (3.1%)
E. ON AG	10,700	2,175,059

		3,956,969

HONG KONG (2.5%) (a)
Industrial Conglomerate (0.8%)
Citic Pacific Ltd.	122,000	573,503

Real Estate Management & Development (1.7%)
Cheung Kong Holdings Ltd.	73,000	1,140,254

		1,713,757

ISRAEL (2.5%)
Pharmaceutical (2.5%)
Teva Pharmaceutical Industries Ltd. ADR	37,500	1,754,250

ITALY (2.4%) (a)
Automobiles (2.4%)
Fiat SpA	73,820	1,640,834

JAPAN (3.1%) (a)
Tobacco (3.1%)
Japan Tobacco, Inc.	445	2,164,173

LUXEMBOURG (1.9%) (a)
Metals & Mining (1.9%)
ArcelorMittal	15,400	1,350,888

SPAIN (1.9%) (a)
Diversified Telecommunication Services (1.9%)
Telefonica SA	46,850	1,346,106

SWITZERLAND (12.4%) (a)
Capital Markets (3.1%)
Julius Baer Holding AG	28,751	2,108,339

Electrical Equipment (5.1%)
ABB Ltd.	116,800	3,565,058

Food Products (4.2%)
Nestle SA	6,120	2,921,647

		8,595,044

UNITED KINGDOM (12.1%) (a)
Airline (1.6%)
British Airways PLC*	248,787	1,110,456

Food & Staples Retailing (4.5%)
Tesco PLC	370,000	3,133,425

Metals & Mining (6.0%)
BHP Billiton PLC	46,200	1,648,462
Rio Tinto PLC	21,600	2,517,737

		4,166,199

		8,410,080

UNITED STATES (42.5%)
Aerospace & Defense (2.5%)
Lockheed Martin Corp.	16,700	1,770,868

Biotechnology (2.3%)
Gilead Sciences, Inc.*	30,800	1,594,208

Capital Markets (2.5%)
Charles Schwab Corp. (The)	81,200	1,753,920

Chemicals (1.8%)
Mosaic Co. (The)*	10,300	1,261,853

Computers & Peripherals (4.0%)
Apple, Inc.*	16,040	2,790,158

Diversified Financial Services (4.3%)
JPMorgan Chase & Co.	62,100	2,959,065

Diversified Telecommunication Services (3.6%)
AT&T, Inc.	65,600	2,539,376

Energy Equipment & Services (2.9%)
Transocean, Inc.*	13,574	2,001,622

Hotels, Restaurants & Leisure (4.8%)
McDonald’s Corp.	55,570	3,310,861

2008 Semiannual Report 87

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Worldwide Leaders Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

UNITED STATES (continued)

Machinery (3.3%)
Deere & Co.	27,500	$2,311,925

Oil, Gas & Consumable Fuels (6.0%)
Apache Corp.	15,300	2,060,604
Hess Corp.	20,170	2,142,054

		4,202,658

Software (4.5%)
Microsoft Corp.	56,200	1,602,824
Oracle Corp.*	72,600	1,513,710

		3,116,534

		29,613,048

Total Common Stocks		68,150,935

Repurchase Agreements (2.2%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $1,186,036, collateralized by U.S. Government Agency Mortgages ranging 4.00% - 6.13%, maturing 05/30/08 - 10/05/26; total market value of $1,209,693	$1,185,973	1,185,973
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $370,294, collateralized by U.S. Government Agency Mortgages ranging 4.60% - 4.85%, maturing 09/01/35; total market value of $377,680	370,275	370,275

Total Repurchase Agreements		1,556,248

Securities Purchased With Collateral For Securities On Loan (8.0%)
Repurchase Agreement (8.0%)
Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $5,556,129, collateralized by U.S. Government Agency Mortgages ranging 3.02% - 9.42%, maturing 06/04/12 - 04/25/38; total market value of $5,666,936	$5,555,820	$5,555,820

Total Securities Purchased With Collateral For Securities On Loan		5,555,820

Total Investments (Cost $71,415,332) (c) — 108.1%		75,263,003

Liabilities in excess of other assets — (8.1)%		(5,647,859)

NET ASSETS — 100.0%		$69,615,144

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	All or a part of the security was on loan as of April 30, 2008.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

88 Semiannual Report 2008

Statements of Assets and Liabilities
April 30, 2008 (Unaudited)

	Nationwide		Nationwide	Nationwide	Nationwide
	Mid Cap Growth	Nationwide	Small Cap	U.S. Growth	Worldwide
	Leaders Fund	Leaders Fund	Leaders Fund	Leaders Fund	Leaders Fund

Assets:
Investments, at value (cost $32,523,639; $15,701,351; $31,053,471; $100,118,835 and $64,303,264)*	$35,121,186	$15,789,649	$28,215,120	$107,302,956	$68,150,935
Repurchase agreements, at cost and value	2,930,111	978,973	1,813,422	5,580,402	7,112,068

Total Investments	38,051,297	16,768,622	30,028,542	112,883,358	75,263,003

Cash	–	4,342	4,686	15	636
Unrealized appreciation on spot foreign currency contracts	–	–	–	–	2,595
Interest and dividends receivable	12,616	15,538	5,817	45,270	179,041
Receivable for capital shares issued	2,547	104,366	1,429	167,887	25,687
Receivable for investments sold	–	3,236,051	3,402,493	3,274,437	667,683
Reclaims receivable	–	–	–	–	21,951
Prepaid expenses and other assets	17,008	17,860	16,116	11,621	21,071

Total Assets	38,083,468	20,146,779	33,459,083	116,382,588	76,181,667

Liabilities:
Cash overdraft	272,958	–	–	–	–
Unrealized depreciation on spot foreign currency contracts	–	–	–	–	1,931
Payable for investments purchased	–	1,514,113	1,656,097	890,754	863,995
Payable for capital shares redeemed	895	37,942	213,111	1,713,382	66,381
Payable upon return of securities loaned (Note 2)	647,549	–	–	1,689,100	5,555,820
Accrued expenses and other payables:
Investment advisory fees	23,762	33	24,533	99,361	40,053
Fund administration and transfer agent fees	28,741	9,464	23,511	5,472	4,455
Distribution fees	3,674	4,868	15,365	43,064	25,242
Administrative servicing fees	3,983	5,271	1,247	5,545	1,231
Trustee fees	90	42	39	283	100
Compliance program costs (Note 3)	883	378	730	2,823	1,223
Custodian fees	5,457	249	95	942	1,881
Other	1,537	472	760	6,881	4,211

Total Liabilities	989,529	1,572,832	1,935,488	4,457,607	6,566,523

Net Assets	$37,093,939	$18,573,947	$31,523,595	$111,924,981	$69,615,144

Represented by:
Capital	$58,055,520	$19,031,830	$41,488,809	$111,197,549	$90,278,167
Accumulated net investment income (loss)	(113,088)	(11,685)	(267,034)	(518,198)	101,651
Accumulated net realized losses from investment and foreign currency transactions	(23,446,040)	(534,496)	(6,859,829)	(5,938,491)	(24,609,771)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	2,597,547	88,298	(2,838,351)	7,184,121	3,845,097

Net Assets	$37,093,939	$18,573,947	$31,523,595	$111,924,981	$69,615,144

See accompanying notes to financial statements.

2008 Semiannual Report 89

Statements of Assets and Liabilities (Continued)

	Nationwide		Nationwide	Nationwide	Nationwide
	Mid Cap Growth	Nationwide	Small Cap	U.S. Growth	Worldwide
	Leaders Fund	Leaders Fund	Leaders Fund	Leaders Fund	Leaders Fund

Net Assets:
Class A Shares	$7,766,650	$8,285,008	$11,730,927	$68,872,175	$51,282,870
Class B Shares	1,746,702	1,059,457	1,616,583	5,279,099	1,810,739
Class C Shares	887,892	2,852,418	13,791,984	30,050,123	15,360,088
Class D Shares	9,735,420	–	–	–	–
Class R Shares	1,503	48,430	675,967	1,518,419	1,136,269
Institutional Service Class Shares	–	478,774	174,422	464,389	23,286
Institutional Class Shares	16,955,772	5,849,860	3,533,712	5,740,776	1,892

Total	$37,093,939	$18,573,947	$31,523,595	$111,924,981	$69,615,144

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	453,663	645,294	1,305,610	7,245,994	3,865,700
Class B Shares	111,970	86,050	184,630	593,411	143,059
Class C Shares	56,876	231,940	1,572,725	3,353,061	1,208,955
Class D Shares	551,857	–	–	–	–
Class R Shares	87	3,864	76,151	166,112	88,378
Institutional Service Class Shares	–	36,654	19,280	47,824	1,735
Institutional Class Shares	961,926	452,321	390,197	587,923	140

Total	2,136,379	1,456,123	3,548,593	11,994,325	5,307,967

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$17.12	$12.84	$8.99	$9.50	$13.27
Class B Shares (a)	$15.60	$12.31	$8.76	$8.90	$12.66
Class C Shares (b)	$15.61	$12.30	$8.77	$8.96	$12.71
Class D Shares	$17.64	$—	$—	$—	$—
Class R Shares	$17.24 (c)	$12.53	$8.88	$9.14	$12.86
Institutional Service Class Shares	$—	$13.06	$9.05	$9.71	$13.42
Institutional Class Shares	$17.63	$12.93	$9.06	$9.76	$13.47	(c)
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$18.16	$13.62	$9.54	$10.08	$14.08
Class D Shares	$18.47	$—	$—	$—	$—

Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

Class D Shares	4.50%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at April 30, 2008. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

*	Includes value of securities on loan of $660,856; $0; $0; $1,697,612 and $5,393,723 (Note 2).

See accompanying notes to financial statements.

90 Semiannual Report 2008

Statements of Operations
For the Six Months Ended April 30, 2008 (Unaudited)

	Nationwide		Nationwide	Nationwide	Nationwide
	Mid Cap Growth	Nationwide	Small Cap	U.S. Growth	Worldwide
	Leaders Fund	Leaders Fund	Leaders Fund	Leaders Fund	Leaders Fund

INVESTMENT INCOME:
Interest income	$40,076	$16,882	$3,333	$58,666	$45,310
Dividend income	96,255	129,076	148,806	402,762	729,355
Income from securities lending (Note 2)	141	–	–	17,213	10,326
Foreign tax withholding	–	–	–	–	(33,050)

Total Income	136,472	145,958	152,139	478,641	751,941

Expenses:
Investment advisory fees	147,919	80,327	176,267	524,916	345,837
Fund administration and transfer agent fees	12,232	14,117	37,606	120,922	56,550
Distribution fees Class A	9,421	9,721	18,898	92,558	67,198
Distribution fees Class B	9,914	4,840	9,218	27,298	9,460
Distribution fees Class C	4,737	15,884	78,052	152,665	96,678
Distribution fees Class R	4	138	1,437	3,782	2,556
Administrative servicing fees Class A	4,687	5,449	200	13,150	2,621
Administrative servicing fees Class B	–	–	17	–	–
Administrative servicing fees Class R	1	–	–	–	–
Administrative servicing fees Institutional Service Class	–	–	225	–	–
Registration and filing fees	28,584	27,035	22,851	29,680	27,478
Printing fees	22,857	3,329	17,712	21,300	23,608
Trustee fees	1,030	487	1,033	3,277	2,150
Custodian fees	6,841	1,269	5,992	5,883	4,353
Other	3,800	1,888	4,183	12,024	8,472

Total expenses before reimbursed/waived expenses	252,027	164,484	373,691	1,007,455	646,961
Earnings credit (Note 5)	(2,260)	(34)	(2,996)	(813)	(325)
Expenses reimbursed	–	(21,440)	(7,263)	–	–
Expenses voluntarily waived by Administrator	(207)	(314)	(2,807)	(9,803)	(2,792)

Net Expenses	249,560	142,696	360,625	996,839	643,844

Net Investment Income (Loss)	(113,088)	3,262	(208,486)	(518,198)	108,097

See accompanying notes to financial statements.

2008 Semiannual Report 91

Statements of Operations (Continued)

	Nationwide		Nationwide	Nationwide	Nationwide
	Mid Cap Growth	Nationwide	Small Cap	U.S. Growth	Worldwide
	Leaders Fund	Leaders Fund	Leaders Fund	Leaders Fund	Leaders Fund

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized losses on investment transactions	$(139,533)	$(435,857)	$(6,182,309)	$(5,176,883)	$(3,652,750)
Realized losses on foreign currency transactions	–	–	–	–	(9,461)

Net realized losses on investments and foreign currency transactions	(139,533)	(435,857)	(6,182,309)	(5,176,883)	(3,662,211)
Net change in unrealized appreciation/ (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(2,866,445)	(678,397)	(1,654,136)	(8,108,002)	(9,249,749)

Net realized/unrealized losses on investments and foreign currency transactions	(3,005,978)	(1,114,254)	(7,836,445)	(13,284,885)	(12,911,960)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,119,066)	$(1,110,992)	$(8,044,931)	$(13,803,083)	$(12,803,863)

See accompanying notes to financial statements.

92 Semiannual Report 2008

Statements of Changes in Net Assets

	Nationwide Mid Cap Growth		Nationwide
	Leaders Fund		Leaders Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(113,088)	$(220,088)	$3,262	$42,367
Net realized gains (losses) on investment transactions	(139,533)	5,672,851	(435,857)	2,072,867
Net change in unrealized appreciation/(depreciation) on investments	(2,866,445)	2,420,920	(678,397)	661,028

Change in net assets resulting from operations	(3,119,066)	7,873,683	(1,110,992)	2,776,262

Distributions to Shareholders From:
Net investment income:
Class A	–	–	(7,921)	(12,610)
Class R	–	–	(38)	(37)
Institutional Service Class	–	–	(1,369)	(1,493)
Institutional Class	–	–	(16,343)	(17,503)
Net realized gains:
Class A	–	–	(931,004)	(600,266)
Class B	–	–	(119,195)	(90,710)
Class C	–	–	(415,905)	(306,615)
Class R	–	–	(6,866)	(5,902)
Institutional Service Class	–	–	(54,520)	(34,120)
Institutional Class	–	–	(623,030)	(331,936)

Change in net assets from shareholder distributions	–	–	(2,176,191)	(1,401,192)

Change in net assets from capital transactions	(1,332,942)	(2,600,183)	2,189,312	6,044,862

Change in net assets	(4,452,008)	5,273,500	(1,097,871)	7,419,932

Net Assets:
Beginning of period	41,545,947	36,272,447	19,671,818	12,251,886

End of period	$37,093,939	$41,545,947	$18,573,947	$19,671,818

Accumulated net investment income (loss) at end of period	$(113,088)	$–	$(11,685)	$10,724

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,366,576	$2,475,311	$1,248,779	$3,959,034
Dividends reinvested	–	–	725,135	547,417
Cost of shares redeemed (a)	(1,095,960)	(2,745,706)	(739,530)	(3,819,919)

Total Class A	270,616	(270,395)	1,234,384	686,532

Class B Shares
Proceeds from shares issued	92,217	207,713	146,731	56,471
Dividends reinvested	–	–	86,600	61,181
Cost of shares redeemed (a)	(742,164)	(1,287,647)	(99,542)	(192,027)

Total Class B	(649,947)	(1,079,934)	133,789	(74,375)

Class C Shares
Proceeds from shares issued	67,226	513,199	660,634	1,391,356
Dividends reinvested	–	–	178,381	150,052
Cost of shares redeemed (a)	(274,937)	(224,957)	(981,989)	(1,734,945)

Total Class C	(207,711)	288,242	(142,974)	(193,537)

Class D Shares
Proceeds from shares issued	203,763	869,876	–	–
Cost of shares redeemed (a)	(950,674)	(2,408,961)	–	–

Total Class D	(746,911)	(1,539,085)	–	–

Class R Shares
Proceeds from shares issued	–	150	8,545	85,142
Dividends reinvested	–	–	201	126
Cost of shares redeemed	–	(148)	(12,585)	(26,111)

Total Class R	–	2	(3,839)	59,157

See accompanying notes to financial statements.

2008 Semiannual Report 93

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Growth		Nationwide
	Leaders Fund		Leaders Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$–	$–	$–	$20
Dividends reinvested	–	–	55,889	35,613

Total Institutional Service Class	–	–	55,889	35,633

Institutional Class Shares
Proceeds from shares issued	1,011	1,282	1,316,780	6,174,550
Dividends reinvested	–	–	639,373	349,439
Cost of shares redeemed	–	(295)	(1,044,090)	(992,537)

Total Institutional Class	1,011	987	912,063	5,531,452

Change in net assets from capital transactions:	$(1,332,942)	$(2,600,183)	$2,189,312	$6,044,862

SHARE TRANSACTIONS:
Class A Shares
Issued	79,864	143,681	98,095	279,778
Reinvested	–	–	54,045	40,003
Redeemed	(65,546)	(162,641)	(57,927)	(270,896)

Total Class A Shares	14,318	(18,960)	94,213	48,885

Class B Shares
Issued	5,884	13,585	12,977	4,180
Reinvested	–	–	6,713	4,617
Redeemed	(47,897)	(82,192)	(7,734)	(14,177)

Total Class B Shares	(42,013)	(68,607)	11,956	(5,380)

Class C Shares
Issued	4,060	31,795	51,444	103,081
Reinvested	–	–	13,849	11,333
Redeemed	(17,574)	(14,616)	(82,370)	(127,265)

Total Class C Shares	(13,514)	17,179	(17,077)	(12,851)

Class D Shares
Issued	11,640	51,495	–	–
Redeemed	(55,382)	(140,853)	–	–

Total Class D Shares	(43,742)	(89,358)	–	–

Class R Shares
Issued	–	8	666	5,985
Reinvested	–	–	15	9
Redeemed	–	(8)	(1,050)	(1,871)

Total Class R Shares	–	–	(369)	4,123

Institutional Service Class Shares
Issued	–	–	–	– (b)
Reinvested	–	–	4,099	2,561

Total Institutional Service Class Shares	–	–	4,099	2,561

Institutional Class Shares
Issued	– (b)	– (b)	106,110	423,522
Reinvested	–	–	47,388	25,342
Redeemed	–	– (b)	(80,373)	(69,767)

Total Institutional Class Shares	– (b)	– (b)	73,125	379,097

Total change in shares:	(84,951)	(159,746)	165,947	416,435

(a)	Includes redemption fees — see Note 4 to Financial Statements.

(b)	Amount less than 1 share.

See accompanying notes to financial statements.

94 Semiannual Report 2008

Statements of Changes in Net Assets

	Nationwide Small Cap		Nationwide U.S. Growth
	Leaders Fund		Leaders Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment loss	$(208,486)	$(326,849)	$(518,198)	$(1,100,980)
Net realized gains (losses) on investment transactions	(6,182,309)	6,799,575	(5,176,883)	25,419,020
Net change in unrealized appreciation/(depreciation) on investments	(1,654,136)	(3,593,483)	(8,108,002)	7,403,991

Change in net assets resulting from operations	(8,044,931)	2,879,243	(13,803,083)	31,722,031

Distributions to Shareholders From:
Net investment income:
Class A	(39,607)	–	–	–
Class R	(1,031)	–	–	–
Institutional Service Class	(526)	–	–	–
Institutional Class	(17,384)	–	–	–
Net realized gains:
Class A	(2,995,324)	(1,720,369)	(12,347,606)	–
Class B	(351,411)	(160,109)	(944,663)	–
Class C	(2,969,574)	(1,053,231)	(5,191,046)	–
Class R	(84,509)	(529)	(250,003)	–
Institutional Service Class	(48,100)	(16,420)	(72,084)	–
Institutional Class	(620,378)	(443,415)	(660,574)	–

Change in net assets from shareholder distributions	(7,127,844)	(3,394,073)	(19,465,976)	–

Change in net assets from capital transactions	(3,581,748)	10,439,247	12,090,829	(33,452,295)

Change in net assets	(18,754,523)	9,924,417	(21,178,230)	(1,730,264)

Net Assets:
Beginning of period	50,278,118	40,353,701	133,103,211	134,833,475

End of period	$31,523,595	$50,278,118	$111,924,981	$133,103,211

Accumulated net investment loss at end of period	$(267,034)	$—	$(518,198)	$—

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,006,201	$20,303,553	$16,582,769	$24,050,540
Dividends reinvested	1,604,307	871,110	8,237,822	–
Cost of shares redeemed (a)	(9,228,290)	(20,524,853)	(19,732,634)	(45,980,537)

Total Class A	(3,617,782)	649,810	5,087,957	(21,929,997)

Class B Shares
Proceeds from shares issued	268,667	784,581	573,152	628,364
Dividends reinvested	92,369	29,761	413,230	–
Cost of shares redeemed (a)	(366,375)	(214,265)	(424,632)	(1,885,719)

Total Class B	(5,339)	600,077	561,750	(1,257,355)

Class C Shares
Proceeds from shares issued	2,999,719	13,637,771	6,566,822	5,854,557
Dividends reinvested	1,160,851	279,799	1,256,772	–
Cost of shares redeemed (a)	(4,390,053)	(5,155,243)	(3,716,690)	(15,094,859)

Total Class C	(229,483)	8,762,327	4,106,904	(9,240,302)

Class R Shares
Proceeds from shares issued	493,998	612,380	367,871	878,014
Dividends reinvested	1,749	529	249	–
Cost of shares redeemed (a)	(180,590)	(80,858)	(159,381)	(557,374)

Total Class R	315,157	532,051	208,739	320,640

See accompanying notes to financial statements.

2008 Semiannual Report 95

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap		Nationwide U.S. Growth
	Leaders Fund		Leaders Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$16,214	$1,095,490	$7	$–
Dividends reinvested	48,626	16,420	72,084	–
Cost of shares redeemed	(747,737)	(151,486)	–	(376,007)

Total Institutional Service Class	(682,897)	960,424	72,091	(376,007)

Institutional Class Shares
Proceeds from shares issued	883	3,324	2,355,379	1,801,031
Dividends reinvested	637,762	443,415	660,574	–
Cost of shares redeemed	(49)	(1,512,181)	(962,565)	(2,770,305)

Total Institutional Class	638,596	(1,065,442)	2,053,388	(969,274)

Change in net assets from capital transactions:	$(3,581,748)	$10,439,247	$12,090,829	$(33,452,295)

SHARE TRANSACTIONS:
Class A Shares
Issued	401,296	1,586,649	1,630,363	2,251,254
Reinvested	162,051	69,633	791,337	–
Redeemed	(962,428)	(1,615,675)	(2,048,128)	(4,406,550)

Total Class A Shares	(399,081)	40,607	373,572	(2,155,296)

Class B Shares
Issued	27,904	62,800	58,706	60,437
Reinvested	9,552	2,414	42,296	–
Redeemed	(40,966)	(16,818)	(47,012)	(185,813)

Total Class B Shares	(3,510)	48,396	53,990	(125,376)

Class C Shares
Issued	308,175	1,084,725	683,065	565,519
Reinvested	119,799	22,656	127,721	–
Redeemed	(471,312)	(406,037)	(409,197)	(1,534,796)

Total Class C Shares	(43,338)	701,344	401,589	(969,277)

Class R Shares
Issued	56,090	47,989	37,331	87,497
Reinvested	179	43	25	–
Redeemed	(22,238)	(6,400)	(16,108)	(54,194)

Total Class R Shares	34,031	41,632	21,248	33,303

Institutional Service Class Shares
Issued	1,456	85,096	– (b)	–
Reinvested	4,882	1,308	6,781	–
Redeemed	(67,778)	(12,354)	–	(32,956)

Total Institutional Service Class Shares	(61,440)	74,050	6,781	(32,956)

Institutional Class Shares
Issued	32	146	247,143	167,749
Reinvested	63,968	35,248	61,794	–
Redeemed	– (b)	(118,288)	(95,743)	(264,937)

Total Institutional Class Shares	64,000	(82,894)	213,194	(97,188)

Total change in shares:	(409,338)	823,135	1,070,374	(3,346,790)

(a) Includes redemption fees — see Note 4 to Financial Statements.

(b)	Amount less than 1 share.

See accompanying notes to financial statements.

96 Semiannual Report 2008

Statements of Changes in Net Assets

	Nationwide Worldwide Leaders Fund

	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007
	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$108,097	$(100,083)
Net realized gains (losses) on investment and foreign currency transactions	(3,662,211)	10,493,623
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(9,249,749)	7,834,893

Change in net assets resulting from operations	(12,803,863)	18,228,433

Distributions to Shareholders From:
Net investment income:
Class A	(6,393)	(125,905)
Class C	–	(56)
Class R	–	(342)
Institutional Service Class	(50)	(88)
Institutional Class	(3)	(7)

Change in net assets from shareholder distributions	(6,446)	(126,398)

Change in net assets from capital transactions	(4,332,882)	22,812,912

Change in net assets	(17,143,191)	40,914,947

Net Assets:
Beginning of period	86,758,335	45,843,388

End of period	$69,615,144	$86,758,335

Accumulated net investment income at end of period	$101,651	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,555,821	$21,581,182
Dividends reinvested	5,639	107,638
Cost of shares redeemed (a)	(8,040,047)	(15,652,179)

Total Class A	(1,478,587)	6,036,641

Class B Shares
Proceeds from shares issued	217,460	1,082,864
Cost of shares redeemed (a)	(302,852)	(67,602)

Total Class B	(85,392)	1,015,262

Class C Shares
Proceeds from shares issued	3,425,614	17,860,750
Dividends reinvested	–	20
Cost of shares redeemed (a)	(6,415,412)	(3,059,282)

Total Class C	(2,989,798)	14,801,488

Class R Shares
Proceeds from shares issued	368,258	996,942
Dividends reinvested	–	67
Cost of shares redeemed (a)	(135,651)	(47,598)

Total Class R	232,607	949,411

See accompanying notes to financial statements.

2008 Semiannual Report 97

Statements of Changes in Net Assets (Continued)

	Nationwide Worldwide Leaders Fund

	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$5	$10,014
Dividends reinvested	50	88
Cost of shares redeemed	(11,770)	–

Total Institutional Service Class	(11,715)	10,102

Institutional Class Shares
Proceeds from shares issued	–	1
Dividends reinvested	3	7

Total Institutional Class	3	8

Change in net assets from capital transactions:	$(4,332,882)	$22,812,912

SHARE TRANSACTIONS:
Class A Shares
Issued	482,952	1,610,722
Reinvested	385	8,133
Redeemed	(619,878)	(1,164,979)

Total Class A Shares	(136,541)	453,876

Class B Shares
Issued	16,735	83,267
Redeemed	(23,719)	(5,294)

Total Class B Shares	(6,984)	77,973

Class C Shares
Issued	252,949	1,385,286
Reinvested	–	2
Redeemed	(528,437)	(239,035)

Total Class C Shares	(275,488)	1,146,253

Class R Shares
Issued	28,549	73,510
Reinvested	–	5
Redeemed	(10,421)	(3,419)

Total Class R Shares	18,128	70,096

Institutional Service Class Shares
Issued	– (b)	802
Reinvested	3	7
Redeemed	(805)	–

Total Institutional Service Class Shares	(802)	809

Institutional Class Shares
Issued	–	– (b)
Reinvested	– (b)	– (b)

Total Institutional Service Class Shares	– (b)	– (b)

Total change in shares:	(401,687)	1,749,007

(a)	Includes redemption fees — see Note 4 to Financial Statements.

(b)	Amount less than 1 share.

See accompanying notes to financial statements.

98 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Mid Cap Growth Leaders Fund

		Investment Activities						Ratios / Supplemental Data

			Net Realized								Ratio of
			and							Ratio of Net	Expenses
	Net Asset	Net	Unrealized	Total				Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment	Gains	from	Net Asset			at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Activities	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$18.50	(0.07)	(1.31)	(1.38)	$17.12	(7.46%	)	$7,767	1.57%	(0.84%)	1.57%	47.42%
Year Ended October 31, 2007 (f)	$15.11	(0.12)	3.51	3.39	$18.50	22.44%		$8,128	1.51%	(0.72%)	1.51%	158.95%
Year Ended October 31, 2006	$13.75	(0.09)	1.45	1.36	$15.11	9.89%		$6,926	1.48%	(0.57%)	1.54%	164.51%
Year Ended October 31, 2005	$11.52	(0.09)	2.32	2.23	$13.75	19.36%		$6,624	1.52%	(0.74%)	1.82%	149.29%
Year Ended October 31, 2004	$11.30	(0.12)	0.34	0.22	$11.52	1.95%		$5,769	1.50%	(0.97%)	1.98%	405.85%
Year Ended October 31, 2003	$8.50	(0.12)	2.92	2.80	$11.30	32.94%		$6,441	1.55%	(1.27%)	1.99%	365.45%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$16.91	(0.11)	(1.20)	(1.31)	$15.60	(7.75%	)	$1,747	2.19%	(1.45%)	2.19%	47.42%
Year Ended October 31, 2007 (f)	$13.91	(0.22)	3.22	3.00	$16.91	21.57%		$2,604	2.20%	(1.40%)	2.21%	158.95%
Year Ended October 31, 2006	$12.74	(0.19)	1.36	1.17	$13.91	9.18%		$3,096	2.17%	(1.25%)	2.24%	164.51%
Year Ended October 31, 2005	$10.74	(0.19)	2.19	2.00	$12.74	18.62%		$3,387	2.22%	(1.43%)	2.52%	149.29%
Year Ended October 31, 2004	$10.61	(0.18)	0.31	0.13	$10.74	1.23%		$3,324	2.20%	(1.66%)	2.67%	405.85%
Year Ended October 31, 2003	$8.03	(0.18)	2.76	2.58	$10.61	32.13%		$3,663	2.24%	(1.96%)	2.68%	365.45%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$16.92	(0.11)	(1.20)	(1.31)	$15.61	(7.74%	)	$888	2.20%	(1.46%)	2.20%	47.42%
Year Ended October 31, 2007 (f)	$13.92	(0.22)	3.22	3.00	$16.92	21.55%		$1,191	2.19%	(1.42%)	2.19%	158.95%
Year Ended October 31, 2006	$12.75	(0.18)	1.35	1.17	$13.92	9.18%		$741	2.16%	(1.29%)	2.23%	164.51%
Year Ended October 31, 2005 (f)	$10.75	(0.18)	2.18	2.00	$12.75	18.60%		$429	2.23%	(1.45%)	2.46%	149.29%
Year Ended October 31, 2004	$10.62	(0.16)	0.29	0.13	$10.75	1.22%		$77	2.20%	(1.65%)	2.69%	405.85%
Year Ended October 31, 2003	$8.04	(0.16)	2.74	2.58	$10.62	32.09%		$69	2.24%	(1.96%)	2.69%	365.45%

Class D Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$19.03	(0.04)	(1.35)	(1.39)	$17.64	(7.30%	)	$9,735	1.20%	(0.45%)	1.20%	47.42%
Year Ended October 31, 2007 (f)	$15.50	(0.07)	3.60	3.53	$19.03	22.77%		$11,333	1.20%	(0.41%)	1.20%	158.95%
Year Ended October 31, 2006	$14.05	(0.04)	1.49	1.45	$15.50	10.32%		$10,614	1.17%	(0.26%)	1.24%	164.51%
Year Ended October 31, 2005	$11.73	(0.06)	2.38	2.32	$14.05	19.78%		$11,232	1.22%	(0.43%)	1.52%	149.29%
Year Ended October 31, 2004	$11.47	(0.08)	0.34	0.26	$11.73	2.27%		$10,857	1.20%	(0.66%)	1.67%	405.85%
Year Ended October 31, 2003	$8.60	(0.10)	2.97	2.87	$11.47	33.37%		$11,747	1.24%	(0.96%)	1.69%	365.45%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) per share is based on average shares outstanding for the period.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from September 28, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

2008 Semiannual Report 99

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Mid Cap Growth Leaders Fund (Continued)

		Investment Activities						Ratios / Supplemental Data

			Net Realized								Ratio of
			and							Ratio of Net	Expenses
	Net Asset	Net	Unrealized	Total				Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment	Gains	from	Net Asset			at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Activities	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class R Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$18.65	(0.09)	(1.32)	(1.41)	$17.24	(7.56%	)	$2	1.80%	(1.07%)	1.80%	47.42%
Year Ended October 31, 2007 (f)	$15.31	(0.20)	3.54	3.34	$18.65	21.82%		$2	1.95%	(1.17%)	1.96%	158.95%
Year Ended October 31, 2006	$13.93	(0.09)	1.47	1.38	$15.31	9.91%		$1	1.53%	(0.63%)	1.57%	164.51%
Year Ended October 31, 2005	$11.68	(0.11)	2.36	2.25	$13.93	19.26%		$1	1.60%	(0.83%)	1.90%	149.29%
Period Ended October 31, 2004 (g)	$11.47	(0.11)	0.32	0.21	$11.68	1.83%		$1	1.72%	(1.16%)	2.09%	405.85%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$19.01	(0.04)	(1.34)	(1.38)	$17.63	(7.26%	)	$16,956	1.20%	(0.46%)	1.20%	47.42%
Year Ended October 31, 2007 (f)	$15.48	(0.07)	3.60	3.53	$19.01	22.80%		$18,289	1.20%	(0.41%)	1.20%	158.95%
Year Ended October 31, 2006	$14.04	(0.05)	1.49	1.44	$15.48	10.26%		$14,894	1.17%	(0.26%)	1.24%	164.51%
Year Ended October 31, 2005	$11.73	(0.05)	2.36	2.31	$14.04	19.69%		$16,263	1.23%	(0.51%)	1.43%	149.29%
Period Ended October 31, 2004 (h)	$11.23	(0.01)	0.51	0.50	$11.73	4.45%		$1	1.08%	(0.69%)	2.50%	405.85%

(a)	Excludes sales charge.
(b) Not annualized for periods less than one year, if any.

(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) per share is based on average shares outstanding for the period.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from September 28, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

100 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Leaders Fund

		Investment Activities			Distributions						Ratios / Supplemental Data

													Ratio of Net	Ratio of
			Net Realized and	Total							Net Assets	Ratio of	Investment	Expenses
	Net Asset Value,		Unrealized Gains	from				Net Asset Value,			at End of	Expenses	Income (Loss)	(Prior to
	Beginning	Net Investment	(Losses) on	Investment	Net Investment			End	Total		Period	to Average	to Average	Reimbursements) to Average	Portfolio
	of Period	Income (Loss)	Investments	Activities	Income	Net Realized Gains	Total Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$15.35	– (g)	(0.83)	(0.83)	(0.01)	(1.67)	(1.68)	$12.84	(5.82%	)	$8,285	1.60%	0.04%	1.84%	336.62%
Year Ended October 31, 2007 (f)	$14.17	0.04	2.30	2.34	(0.02)	(1.14)	(1.16)	$15.35	17.53%		$8,459	1.52%	0.30%	1.68%	759.85%
Year Ended October 31, 2006	$13.92	0.11	1.83	1.94	(0.20)	(1.49)	(1.69)	$14.17	15.16%		$7,117	1.56%	0.72%	1.75%	599.86%
Year Ended October 31, 2005	$12.54	0.10	2.12	2.22	(0.08)	(0.76)	(0.84)	$13.92	18.12%		$5,309	1.51%	0.94%	1.80%	522.67%
Year Ended October 31, 2004	$11.40	(0.04)	1.18	1.14	–	–	–	$12.54	10.00%		$1,445	1.47%	(0.31%)	2.61%	230.95%
Year Ended October 31, 2003	$9.46	– (g)	1.98	1.98	(0.04)	–	(0.04)	$11.40	20.97%		$1,351	1.45%	(0.04%)	3.23%	196.86%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$14.82	(0.04)	(0.80)	(0.84)	–	(1.67)	(1.67)	$12.31	(6.15%	)	$1,059	2.22%	(0.57%)	2.45%	336.62%
Year Ended October 31, 2007 (f)	$13.78	(0.05)	2.23	2.18	–	(1.14)	(1.14)	$14.82	16.78%		$1,098	2.20%	(0.37%)	2.36%	759.85%
Year Ended October 31, 2006	$13.62	0.02	1.78	1.80	(0.15)	(1.49)	(1.64)	$13.78	14.35%		$1,096	2.27%	(0.06%)	2.47%	599.86%
Year Ended October 31, 2005	$12.32	0.03	2.05	2.08	(0.02)	(0.76)	(0.78)	$13.62	17.25%		$769	2.20%	0.32%	2.55%	522.67%
Year Ended October 31, 2004	$11.27	(0.12)	1.17	1.05	–	–	–	$12.32	9.32%		$410	2.20%	(1.05%)	3.34%	230.95%
Year Ended October 31, 2003	$9.40	(0.09)	1.97	1.88	(0.01)	–	(0.01)	$11.27	20.08%		$350	2.20%	(0.74%)	4.11%	196.86%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$14.80	(0.03)	(0.80)	(0.83)	–	(1.67)	(1.67)	$12.30	(6.09%	)	$2,852	2.20%	(0.52%)	2.45%	336.62%
Year Ended October 31, 2007 (f)	$13.77	(0.05)	2.22	2.17	–	(1.14)	(1.14)	$14.80	16.71%		$3,686	2.21%	(0.38%)	2.35%	759.85%
Year Ended October 31, 2006	$13.62	0.02	1.78	1.80	(0.16)	(1.49)	(1.65)	$13.77	14.32%		$3,606	2.27%	(0.06%)	2.47%	599.86%
Year Ended October 31, 2005	$12.31	0.03	2.07	2.10	(0.03)	(0.76)	(0.79)	$13.62	17.30%		$2,046	2.20%	0.40%	2.43%	522.67%
Year Ended October 31, 2004	$11.27	(0.12)	1.16	1.04	–	–	–	$12.31	9.32%		$404	2.20%	(1.05%)	3.34%	230.95%
Year Ended October 31, 2003	$9.40	(0.08)	1.96	1.88	(0.01)	–	(0.01)	$11.27	20.08%		$358	2.20%	(0.82%)	3.95%	196.86%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) per share is based on average shares outstanding for the period.
(g)	The amount is less than $0.005.
(h)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(i)	For the period from June 29,2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

2008 Semiannual Report 101

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Leaders Fund (Continued)

		Investment Activities			Distributions						Ratios / Supplemental Data

													Ratio of Net	Ratio of
			Net Realized and	Total							Net Assets	Ratio of	Investment	Expenses
	Net Asset Value,		Unrealized Gains	from				Net Asset Value,			at End of	Expenses	Income (Loss)	(Prior to
	Beginning	Net Investment	(Losses) on	Investment	Net Investment			End	Total		Period	to Average	to Average	Reimbursements) to Average	Portfolio
	of Period	Income (Loss)	Investments	Activities	Income	Net Realized Gains	Total Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class R Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$15.03	– (g)	(0.82)	(0.82)	(0.01)	(1.67)	(1.68)	$12.53	(5.92%	)	$48	1.70%	(0.03%)	1.95%	336.62%
Year Ended October 31, 2007 (f)	$13.93	0.03	2.22	2.25	(0.01)	(1.14)	(1.15)	$15.03	17.13%		$64	1.76%	0.20%	1.90%	759.85%
Year Ended October 31, 2006	$13.73	0.07	1.81	1.88	(0.19)	(1.49)	(1.68)	$13.93	14.87%		$2	1.80%	0.50%	2.02%	599.86%
Year Ended October 31, 2005	$12.37	0.14	2.06	2.20	(0.08)	(0.76)	(0.84)	$13.73	18.19%		$1	1.45%	1.04%	1.79%	522.67%
Year Ended October 31, 2004	$11.28	(0.08)	1.17	1.09	–	–	–	$12.37	9.66%		$1	1.81%	(0.69%)	2.91%	230.95%
Period Ended October 31, 2003 (h)	$10.98	(0.01)	0.31	0.30	–	–	–	$11.28	2.73%		$1	1.80%	(1.11%)	1.90%	196.86%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$15.58	0.03	(0.84)	(0.81)	(0.04)	(1.67)	(1.71)	$13.06	(5.62%	)	$479	1.19%	0.45%	1.45%	336.62%
Year Ended October 31, 2007 (f)	$14.35	0.09	2.33	2.42	(0.05)	(1.14)	(1.19)	$15.58	17.84%		$507	1.24%	0.60%	1.39%	759.85%
Year Ended October 31, 2006 (f)	$13.96	0.31	1.66	1.97	(0.09)	(1.49)	(1.58)	$14.35	15.27%		$431	1.44%	2.27%	1.54%	599.86%
Year Ended October 31, 2005	$12.57	0.12	2.12	2.24	(0.09)	(0.76)	(0.85)	$13.96	18.23%		$6,674	1.43%	0.98%	1.75%	522.67%
Year Ended October 31, 2004	$11.42	(0.03)	1.18	1.15	–	–	–	$12.57	10.07%		$2,377	1.41%	(0.27%)	2.56%	230.95%
Year Ended October 31, 2003	$9.47	– (g)	1.99	1.99	(0.04)	–	(0.04)	$11.42	21.10%		$1,395	1.38%	0.01%	3.06%	196.86%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$15.45	0.03	(0.84)	(0.81)	(0.04)	(1.67)	(1.71)	$12.93	(5.66%	)	$5,850	1.20%	0.44%	1.45%	336.62%
Year Ended October 31, 2007 (f)	$14.24	0.11	2.29	2.40	(0.05)	(1.14)	(1.19)	$15.45	17.85%		$5,858	1.20%	0.78%	1.36%	759.85%
Year Ended October 31, 2006	$13.96	0.15	1.85	2.00	(0.23)	(1.49)	(1.72)	$14.24	15.60%		$1	1.22%	1.08%	1.41%	599.86%
Year Ended October 31, 2005	$12.58	0.17	2.09	2.26	(0.12)	(0.76)	(0.88)	$13.96	18.37%		$1	1.20%	1.23%	1.77%	522.67%
Period Ended October 31, 2004 (i)	$12.22	(0.01)	0.37	0.36	–	–	–	$12.58	2.95%		$1	1.12%	(0.17%)	2.44%	230.95%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) per share is based on average shares outstanding for the period.
(g)	The amount is less than $0.005.
(h)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(i)	For the period from June 29,2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

102 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Small Cap Leaders Fund

		Investment Activities			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset	Net	Unrealized	Total						Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment	Gains	from	Net	Net		Net Asset		at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total	Period	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.81	(0.04)	(1.85)	(1.89)	(0.03)	(1.90)	(1.93)	$8.99	(16.29%)	$11,731	1.62%	(0.70%)	1.67%	160.39%
Year Ended October 31, 2007	$12.91	(0.05)	1.03	0.98	–	(1.08)	(1.08)	$12.81	7.82%	$21,832	1.59%	(0.39%)	1.59%	412.18%
Year Ended October 31, 2006	$10.08	– (f)	3.04	3.04	(0.02)	(0.19)	(0.21)	$12.91	30.65%	$21,484	1.61%	(0.05%)	1.66%	440.62%
Period Ended October 31, 2005 (g)	$10.00	(0.01)	0.09	0.08	–	–	–	$10.08	0.80%	$5,449	1.80%	(0.20%)	2.36%	372.55%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.55	(0.08)	(1.81)	(1.89)	–	(1.90)	(1.90)	$8.76	(16.67%)	$1,617	2.37%	(1.62%)	2.43%	160.39%
Year Ended October 31, 2007	$12.76	(0.14)	1.01	0.87	–	(1.08)	(1.08)	$12.55	7.00%	$2,361	2.33%	(1.17%)	2.33%	412.18%
Year Ended October 31, 2006	$10.03	(0.04)	2.96	2.92	– (f)	(0.19)	(0.19)	$12.76	29.55%	$1,783	2.35%	(0.50%)	2.40%	440.62%
Period Ended October 31, 2005 (g)	$10.00	(0.02)	0.05	0.03	–	–	–	$10.03	0.30%	$888	2.49%	(0.88%)	3.00%	372.55%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.56	(0.08)	(1.81)	(1.89)	–	(1.90)	(1.90)	$8.77	(16.67%)	$13,792	2.37%	(1.61%)	2.42%	160.39%
Year Ended October 31, 2007	$12.78	(0.13)	0.99	0.86	–	(1.08)	(1.08)	$12.56	6.90%	$20,302	2.34%	(1.18%)	2.34%	412.18%
Year Ended October 31, 2006	$10.04	(0.05)	2.98	2.93	– (f)	(0.19)	(0.19)	$12.78	29.63%	$11,686	2.35%	(0.57%)	2.40%	440.62%
Period Ended October 31, 2005 (g)	$10.00	(0.04)	0.08	0.04	–	–	–	$10.04	0.40%	$5,657	2.49%	(0.90%)	3.04%	372.55%

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.69	(0.05)	(1.84)	(1.89)	(0.02)	(1.90)	(1.92)	$8.88	(16.40%)	$676	1.88%	(1.56%)	1.93%	160.39%
Year Ended October 31, 2007	$12.84	(0.06)	0.99	0.93	–	(1.08)	(1.08)	$12.69	7.45%	$534	1.95%	(1.19%)	1.95%	412.18%
Year Ended October 31, 2006	$10.05	– (f)	3.00	3.00	(0.02)	(0.19)	(0.21)	$12.84	30.32%	$6	1.95%	(0.46%)	1.99%	440.62%
Period Ended October 31, 2005 (g)	$10.00	(0.06)	0.11	0.05	–	–	–	$10.05	0.50%	$1	2.26%	(0.74%)	3.03%	372.55%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	The amount is less than $0.005.
(g)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See accompanying notes to financial statements.

2008 Semiannual Report 103

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Small Cap Leaders Fund (Continued)

		Investment Activities			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset	Net	Unrealized	Total						Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment	Gains	from	Net	Net		Net Asset		at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total	Period	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.86	(0.01)	(1.88)	(1.89)	(0.02)	(1.90)	(1.92)	$9.05	(16.24%)	$174	1.48%	(0.05%)	1.54%	160.39%
Year Ended October 31, 2007	$12.95	(0.05)	1.04	0.99	–	(1.08)	(1.08)	$12.86	7.88%	$1,038	1.56%	(0.87%)	1.56%	412.18%
Year Ended October 31, 2006	$10.10	0.01	3.06	3.07	(0.03)	(0.19)	(0.22)	$12.95	30.83%	$86	1.50%	(0.56%)	1.54%	440.62%
Period Ended October 31, 2005 (g)	$10.00	– (f)	0.10	0.10	–	–	–	$10.10	1.00%	$1	1.57%	(0.04%)	2.21%	372.55%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.91	(0.02)	(1.88)	(1.90)	(0.05)	(1.90)	(1.95)	$9.06	(16.25%)	$3,534	1.37%	(0.62%)	1.42%	160.39%
Year Ended October 31, 2007	$12.98	– (f)	1.01	1.01	–	(1.08)	(1.08)	$12.91	8.03%	$4,210	1.32%	(0.01%)	1.32%	412.18%
Year Ended October 31, 2006	$10.11	0.07	3.02	3.09	(0.03)	(0.19)	(0.22)	$12.98	31.03%	$5,308	1.35%	0.62%	1.40%	440.62%
Period Ended October 31, 2005	$10.00	(0.01)	0.12	0.11	–	–	–	$10.11	1.10%	$4,045	1.49%	0.05%	2.29%	372.55%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	The amount is less than $0.005.
(g)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See accompanying notes to financial statements.

104 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide U.S. Growth Leaders Fund

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized												Ratio of
			and										Ratio of Net		Expenses
	Net Asset	Net	Unrealized	Total						Net Assets	Ratio of		Investment		(Prior to
	Value,	Investment	Gains	from	Net		Net Asset			at End of	Expenses		Income (Loss)		Reimbursements)
	Beginning	Income	(Losses) on	Investment	Realized	Total	Value, End	Total		Period	to Average		to Average		to Average		Portfolio
	of Period	(Loss)	Investments	Activities	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)		Net Assets (c)		Net Assets (c)(d)		Turnover (e)

Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.36	(0.03)	(1.07)	(1.10)	(1.76)	(1.76)	$9.50	(10.17%	)	$68,872	1.50%		(0.68%)		1.52%		206.57%
Year Ended October 31, 2007	$9.57	(0.08)	2.87	2.79	–	–	$12.36	29.29%		$84,973	1.50%		(0.69%)		1.51%		334.26%
Year Ended October 31, 2006	$9.96	(0.06)	0.27	0.21	(0.60)	(0.60)	$9.57	1.77%	(f)	$86,364	1.46%	(g)	(0.52	%)(g)	1.48	%(g)	389.34%
Year Ended October 31, 2005	$8.49	(0.05)	1.52	1.47	–	–	$9.96	17.31%		$76,762	1.56%		(0.89%)		(h)		442.04%
Year Ended October 31, 2004	$8.22	(0.07)	0.34	0.27	–	–	$8.49	3.28%		$21,273	1.64%		(1.06%)		1.80%		510.91%
Year Ended October 31, 2003	$5.49	(0.03)	2.76	2.73	–	–	$8.22	49.73%		$8,714	1.59%		(1.02%)		2.10%		637.45%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.72	(0.06)	(1.00)	(1.06)	(1.76)	(1.76)	$8.90	(10.41%	)	$5,279	2.22%		(1.39%)		2.24%		206.57%
Year Ended October 31, 2007	$9.13	(0.15)	2.74	2.59	–	–	$11.72	28.37%		$6,324	2.21%		(1.40%)		2.21%		334.26%
Year Ended October 31, 2006	$9.59	(0.11)	0.25	0.14	(0.60)	(0.60)	$9.13	1.18%	(f)	$6,072	2.15%	(g)	(1.24	%)(g)	2.18	%(g)	389.34%
Year Ended October 31, 2005	$8.24	(0.12)	1.47	1.35	–	–	$9.59	16.38%		$4,253	2.24%		(1.53%)		(h)		442.04%
Year Ended October 31, 2004	$8.03	(0.13)	0.34	0.21	–	–	$8.24	2.62%		$2,572	2.30%		(1.71%)		2.45%		510.91%
Year Ended October 31, 2003 (i)	$5.40	(0.11)	2.74	2.63	–	–	$8.03	48.70%		$2,023	2.30%		(1.72%)		2.96%		637.45%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.80	(0.06)	(1.02)	(1.08)	(1.76)	(1.76)	$8.96	(10.52%	)	$30,050	2.22%		(1.39%)		2.24%		206.57%
Year Ended October 31, 2007	$9.19	(0.15)	2.76	2.61	–	–	$11.80	28.40%		$34,820	2.21%		(1.40%)		2.21%		334.26%
Year Ended October 31, 2006	$9.65	(0.11)	0.25	0.14	(0.60)	(0.60)	$9.19	1.18%	(f)	$36,040	2.15%	(g)	(1.23	%)(g)	2.18	%(g)	389.34%
Year Ended October 31, 2005	$8.29	(0.15)	1.51	1.36	–	–	$9.65	16.41%		$22,774	2.22%		(1.56%)		(h)		442.04%
Year Ended October 31, 2004	$8.08	(0.11)	0.32	0.21	–	–	$8.29	2.60%		$4,000	2.30%		(1.74%)		2.47%		510.91%
Year Ended October 31, 2003 (i)	$5.44	(0.13)	2.77	2.64	–	–	$8.08	48.53%		$1,606	2.30%		(1.76%)		2.60%		637.45%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes reimbursement from the Investment Adviser which increased the total return by 0.11%.
(g)	Excludes reimbursement from the Investment Adviser.
(h)	There were no fee reductions during the period.
(i)	Net investment income (loss) is based on average shares outstanding during the period.
(j)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(k)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(l)	The amount is less than $0.005.

See accompanying notes to financial statements.

2008 Semiannual Report 105

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide U.S. Growth Leaders Fund (Continued)

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized												Ratio of
			and										Ratio of Net		Expenses
	Net Asset	Net	Unrealized	Total						Net Assets	Ratio of		Investment		(Prior to
	Value,	Investment	Gains	from	Net		Net Asset			at End of	Expenses		Income (Loss)		Reimbursements)
	Beginning	Income	(Losses) on	Investment	Realized	Total	Value, End	Total		Period	to Average		to Average		to Average		Portfolio
	of Period	(Loss)	Investments	Activities	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)		Net Assets (c)		Net Assets (c)(d)		Turnover (e)

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.97	(0.04)	(1.03)	(1.07)	(1.76)	(1.76)	$9.14	(10.26%	)	$1,518	1.72%		(0.89%)		1.73%		206.57%
Year Ended October 31, 2007	$9.29	(0.10)	2.78	2.68	–	–	$11.97	28.85%		$1,734	1.81%		(1.02%)		1.81%		334.26%
Year Ended October 31, 2006	$9.71	(0.07)	0.25	0.18	(0.60)	(0.60)	$9.29	1.60%	(f)	$1,037	1.70%	(g)	(0.79	%)(g)	1.72	%(g)	389.34%
Year Ended October 31, 2005	$8.27	– (l)	1.44	1.44	–	–	$9.71	17.41%		$637	1.54%		(0.93%)		(h)		442.04%
Year Ended October 31, 2004	$8.04	(0.11)	0.34	0.23	–	–	$8.27	2.86%		$1	1.89%		(1.33%)		2.20%		510.91%
Period Ended October 31, 2003 (j)	$7.49	(0.01)	0.56	0.55	–	–	$8.04	7.34%		$1	1.90%		(1.64%)		2.00%		637.45%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.58	(0.02)	(1.09)	(1.11)	(1.76)	(1.76)	$9.71	(10.06%	)	$464	1.22%		(0.39%)		1.23%		206.57%
Year Ended October 31, 2007	$9.72	(0.09)	2.95	2.86	–	–	$12.58	29.69%		$516	1.28%		(0.46%)		1.29%		334.26%
Year Ended October 31, 2006	$10.08	(0.06)	0.30	0.24	(0.60)	(0.60)	$9.72	1.95%	(f)	$719	1.30%	(g)	(0.11	%)(g)	1.33	%(g)	389.34%
Year Ended October 31, 2005	$8.59	(0.07)	1.56	1.49	–	–	$10.08	17.35%		$8,806	1.48%		(0.77%)		(h)		442.04%
Year Ended October 31, 2004	$8.31	(0.09)	0.37	0.28	–	–	$8.59	3.37%		$7,008	1.54%		(0.93%)		1.68%		510.91%
Year Ended October 31, 2003	$5.54	(0.03)	2.80	2.77	–	–	$8.31	50.00%		$6,563	1.50%		(0.94%)		2.00%		637.45%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.64	(0.02)	(1.10)	(1.12)	(1.76)	(1.76)	$9.76	(10.10%	)	$5,741	1.22%		(0.40%)		1.24%		206.57%
Year Ended October 31, 2007	$9.75	(0.04)	2.93	2.89	–	–	$12.64	29.64%		$4,736	1.21%		(0.39%)		1.22%		334.26%
Year Ended October 31, 2006	$10.11	(0.02)	0.26	0.24	(0.60)	(0.60)	$9.75	2.16%	(f)	$4,601	1.17%	(g)	(0.29	%)(g)	1.19	%(g)	389.34%
Year Ended October 31, 2005	$8.59	(0.03)	1.55	1.52	–	–	$10.11	17.69%		$1,737	1.23%		(0.55%)		(h)		442.04%
Period Ended October 31, 2004 (k)	$8.62	(0.02)	(0.01)	(0.03)	–	–	$8.59	(0.35%	)	$234	1.30%		(0.83%)		1.54%		510.91%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes reimbursement from the Investment Adviser which increased the total return by 0.11%.
(g)	Excludes reimbursement from the Investment Adviser.
(h)	There were no fee reductions during the period.
(i)	Net investment income (loss) is based on average shares outstanding during the period.
(j)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(k)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(l)	The amount is less than $0.005.

See accompanying notes to financial statements.

106 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Worldwide Leaders Fund

		Investment Activities			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset	Net	Unrealized	Total						Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment	Gains	from	Net			Net Asset		at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Investment	Total	Redemption	Value, End	Total	Period	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Distributions	fees	of Period	Return (a)(b)	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$15.37	0.03	(2.13)	(2.10)	– (f)	–	–	$13.27	(13.65%)	$51,283	1.49%	0.52%	1.49%	123.80%
Year Ended October 31, 2007	$11.62	– (f)	3.77	3.77	(0.03)	(0.03)	0.01	$15.37	32.61%	$61,525	1.58%	0.02%	1.58%	257.25%
Year Ended October 31, 2006	$9.25	0.04	2.38	2.42	(0.05)	(0.05)	–	$11.62	26.22%	$41,219	1.62%	0.42%	1.68%	298.51%
Year Ended October 31, 2005	$7.52	(0.02)	1.78	1.76	(0.03)	(0.03)	–	$9.25	23.44%	$32,404	1.69%	(0.26%)	1.94%	352.57%
Year Ended October 31, 2004	$7.01	0.05	0.46	0.51	–	–	–	$7.52	7.28%	$30,707	1.70%	0.53%	1.85%	495.62%
Year Ended October 31, 2003	$5.50	(0.02)	1.53	1.51	–	–	–	$7.01	27.45%	$34,889	1.67%	(0.47%)	(g)	689.06%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$14.72	(0.02)	(2.04)	(2.06)	–	–	–	$12.66	(13.99%)	$1,811	2.23%	(0.23%)	2.24%	123.80%
Year Ended October 31, 2007	$11.18	(0.07)	3.60	3.53	–	–	0.01	$14.72	31.66%	$2,209	2.32%	(0.79%)	2.32%	257.25%
Year Ended October 31, 2006	$8.94	(0.02)	2.27	2.25	(0.01)	(0.01)	–	$11.18	25.22%	$806	2.33%	(0.24%)	2.40%	298.51%
Year Ended October 31, 2005	$7.30	(0.05)	1.71	1.66	(0.02)	(0.02)	–	$8.94	22.70%	$343	2.41%	(0.94%)	2.64%	352.57%
Year Ended October 31, 2004	$6.85	– (f)	0.45	0.45	–	–	–	$7.30	6.57%	$122	2.40%	(0.13%)	2.57%	495.62%
Year Ended October 31, 2003 (h)	$5.41	(0.04)	1.48	1.44	–	–	–	$6.85	26.62%	$96	2.39%	(0.72%)	(g)	689.06%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$14.78	(0.03)	(2.04)	(2.07)	–	–	–	$12.71	(14.01%)	$15,360	2.23%	(0.32%)	2.24%	123.80%
Year Ended October 31, 2007	$11.22	(0.07)	3.62	3.55	– (f)	–	0.01	$14.78	31.73%	$21,935	2.32%	(0.80%)	2.32%	257.25%
Year Ended October 31, 2006	$8.97	(0.01)	2.28	2.27	(0.02)	(0.02)	–	$11.22	25.19%	$3,795	2.32%	(0.26%)	2.40%	298.51%
Year Ended October 31, 2005	$7.33	(0.05)	1.71	1.66	(0.02)	(0.02)	–	$8.97	22.81%	$676	2.41%	(0.90%)	2.65%	352.57%
Year Ended October 31, 2004	$6.89	– (f)	0.44	0.44	–	–	–	$7.33	6.39%	$25	2.40%	(0.08%)	2.57%	495.62%
Year Ended October 31, 2003	$5.44	(0.06)	1.51	1.45	–	–	–	$6.89	26.65%	$19	2.38%	(0.84%)	(g)	689.06%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	The amount is less than $0.005.
(g)	There were no fee reductions during the period.
(h)	Net investment income (loss) is based on average shares outstanding during the period.
(i)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

2008 Semiannual Report 107

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Worldwide Leaders Fund (Continued)

		Investment Activities			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset	Net	Unrealized	Total						Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment	Gains	from	Net			Net Asset		at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Investment	Total	Redemption	Value, End	Total	Period	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Distributions	fees	of Period	Return (a)(b)	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$14.91	0.02	(2.07)	(2.05)	–	–	–	$12.86	(13.75%)	$1,136	1.72%	0.38%	1.73%	123.80%
Year Ended October 31, 2007	$11.30	– (f)	3.62	3.62	(0.02)	(0.02)	0.01	$14.91	32.16%	$1,048	1.84%	(0.70%)	1.85%	257.25%
Year Ended October 31, 2006	$9.02	0.01	2.31	2.32	(0.04)	(0.04)	–	$11.30	25.78%	$2	1.92%	0.11%	1.98%	298.51%
Year Ended October 31, 2005	$7.33	(0.03)	1.75	1.72	(0.03)	(0.03)	–	$9.02	23.33%	$1	1.75%	(0.33%)	1.75%	352.57%
Year Ended October 31, 2004	$6.86	0.02	0.45	0.47	–	–	–	$7.33	7.00%	$1	1.96%	0.28%	2.12%	495.62%
Period Ended October 31, 2003 (i)	$6.55	(0.01)	0.32	0.31	–	–	–	$6.86	4.73%	$1	1.87%	(1.05%)	1.97%	689.06%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$15.55	0.05	(2.16)	(2.11)	(0.02)	(0.02)	–	$13.42	(13.58%)	$23	1.24%	0.78%	1.25%	123.80%
Year Ended October 31, 2007	$11.74	0.03	3.81	3.84	(0.04)	(0.04)	0.01	$15.55	32.84%	$39	1.42%	0.17%	1.42%	257.25%
Year Ended October 31, 2006 (h)	$9.35	0.02	2.42	2.44	(0.05)	(0.05)	–	$11.74	26.17%	$20	1.65%	0.15%	1.70%	298.51%
Year Ended October 31, 2005	$7.60	(0.01)	1.79	1.78	(0.03)	(0.03)	–	$9.35	23.48%	$3,883	1.64%	(0.15%)	1.89%	352.57%
Year Ended October 31, 2004	$7.08	0.05	0.47	0.52	–	–	–	$7.60	7.34%	$1,373	1.65%	0.61%	1.80%	495.62%
Year Ended October 31, 2003	$5.54	– (f)	1.54	1.54	–	–	–	$7.08	27.80%	$1,400	1.46%	0.12%	(g)	689.06%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$15.61	0.05	(2.17)	(2.12)	(0.02)	(0.02)	–	$13.47	(13.59%)	$2	1.25%	0.77%	1.25%	123.80%
Year Ended October 31, 2007	$11.78	0.03	3.84	3.87	(0.05)	(0.05)	0.01	$15.61	33.01%	$2	1.32%	0.26%	1.32%	257.25%
Year Ended October 31, 2006	$9.37	0.07	2.40	2.47	(0.06)	(0.06)	–	$11.78	26.49%	$2	1.32%	0.72%	1.42%	298.51%
Year Ended October 31, 2005	$7.60	0.01	1.80	1.81	(0.04)	(0.04)	–	$9.37	23.81%	$1	1.40%	0.04%	1.73%	352.57%
Period Ended October 31, 2004 (j)	$7.23	0.02	0.35	0.37	–	–	–	$7.60	5.12%	$1	1.40%	0.72%	1.70%	495.62%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	The amount is less than $0.005.
(g)	There were no fee reductions during the period.
(h)	Net investment income (loss) is based on average shares outstanding during the period.
(i)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

108 Semiannual Report 2008

Nationwide China Opportunities Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide China Opportunities Fund (Class A at NAV) registered -29.02% versus -23.09% for its benchmark, the Morgan Stanley Capital International (MSCI) Zhong Hua Index. For broader comparison, the average return for the Fund’s Lipper peer category of China Region Funds (consisting of 65 funds as of April 30, 2008) was -26.24% for the same time period.

Can you describe the market environment during the reporting period?

After a strong start in 2007, China’s stocks were affected by profit-taking during the fourth quarter. Sectors geared toward the global economic cycle were among the worst performers. The materials sector came in at -19.5%, and industrials posted a loss at -5.5%. The information technology sector also posted a loss, with -5.6%, due to concerns about the outlook for U.S. consumer spending. In contrast, sectors closely tied to burgeoning domestic demand, such as telecommunications and consumer discretionary stocks, delivered the best returns.

In 2008, investors became more cautious, with confidence affected by factors in evidence in and out of China. Expectations intensified that the U.S. economic slowdown would erode growth in China’s exports and corporate profits. At the same time, China’s central bank reiterated that it would take a firm, tightening stance to cool the economy and bring down inflation. China’s Consumer Price Index reached a 12-year high of 8.7% year over year in February 2008, largely due to rising food costs.

In March, Premier Wen Jiabao stated that fighting inflation was the government’s top priority. Subsequently, the government introduced price controls on some products, including fuel and utilities. This was seen as a move back toward a more state-directed economy. Progress, however, was made in other areas such as taxation, with a move to cut corporate tax rates and reduce personal taxation. On the currency markets, the yuan continued to appreciate, reaching its highest level against the dollar since its peg to the U.S. currency was abandoned in 2005. China’s commerce minister said that the stronger currency is affecting the country’s significant trade surplus. In April, further tightening measures were announced, with the central bank increasing the bank reserve ratio by 50 basis points to 16% as of April 25, 2008, in a move designed to curb liquidity. The announcement that the tax charged on share trading would be reduced from 0.3% to 0.1%, however, gave the Shanghai stock market additional momentum. The volume of trades almost doubled in the day after the announcement.

What areas of investment provided the most positive relative returns for the Fund?

The materials sector experienced a positive turnaround in early 2008 and the Fund’s significant overweight in the this sector provided the most positive returns. Notable contributors to Fund performance included fertilizer producer Sinofert Holdings Ltd., which benefiting from rising demand for agricultural nutrients. The Fund’s recently added position in Shougang Concord International Enterprises Co. Ltd., a company with a high-margin niche (producing steel plate for shipbuilders) also added value to the Fund. In regard to individual stocks, the Fund’s overweights in bulk cargo operators such as China Shipping Development Co. Ltd. and Pacific Basin Shipping Ltd. helped Fund performance. Freight rates rose 40% during the first quarter of 2008, offering companies the potential for unexpected earnings growth.

What areas detracted from Fund performance?

The consumer discretionary sector began performing poorly in early 2008, and the Fund’s overweight in consumer discretionary detracted from Fund Performance. In China, disposable income is on a rising trend, but investors moved away from the consumer discretionary sector’s high-growth, highly valued stocks toward more defensive strategies as equity market volatility increased. The Fund’s large underweight in Hong Kong utilities also proved costly, as investors sought companies with stable earnings. The Fund is underweight in financial stocks, including insurers. The Fund’s exposure in real estate management detracted on expectations that further monetary tightening might be needed to rein in inflation. The Fund has reduced its exposure, exiting from Agile Property Holdings Ltd.

What is your outlook for the near term?

The reporting period was characterized by high volatility across global financial markets as investors considered questions of risk and return. In the near term, China’s economy faces cyclical headwinds, including a moderating of export growth and higher inflation. Structural positives, however, are still in place. We believe that private incomes in China will continue to expand, and structural reforms are continuing to boost the economy’s potential. The 2007 reporting season has shown that profit growth is strong, but wage and raw material costs are rising. These factors

2008 Semiannual Report 109

Nationwide China Opportunities Fund
Continued

must be watched closely for their impact on manufacturing company margins. Valuations have pulled back from extended levels, and profit growth remains robust in 2008. We continue to find long-term investment opportunities in the current market.

Subadviser:
Gartmore Global Partners

Portfolio Manager:
Charlie Awdry, CFA

110 Semiannual Report 2008

Fund Performance	Nationwide China Opportunities Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six			Expense
		Month*	1 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	-29.02%	30.57%	34.53%	1.90%
	w/SC3	-33.10%	23.06%	32.47%

Class B	w/o SC2	-29.30%	29.61%	33.56%	2.64%
	w/SC4	-32.15%	24.61%	32.21%

Class C	w/o SC2	-29.28%	29.59%	33.53%	2.64%
	w/SC5	-29.86%	28.59%	33.53%

Class R6		-29.11%	30.25%	34.11%	2.34%

Institutional Service Class[6]		-28.93%	30.91%	34.81%	1.64%

Institutional Class[6]		-28.94%	30.90%	34.89%	1.64%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	MSCI Zhong Hua is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure the performance of stocks in the developed markets of China and Hong Kong; the index gives one-third of its weightings to China stocks and the remainder to Hong Kong Stocks.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 111

Shareholder	Nationwide China Opportunities Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Nationwide China Opportunities Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	709.80	7.61	1.79
	Hypothetical	(b)	1,000.00	1,015.96	8.97	1.79

Class B Shares	Actual		1,000.00	707.00	10.78	2.54
	Hypothetical	(b)	1,000.00	1,012.23	12.71	2.54

Class C Shares	Actual		1,000.00	707.20	10.78	2.54
	Hypothetical	(b)	1,000.00	1,012.23	12.71	2.54

Class R Shares	Actual		1,000.00	708.90	8.67	2.04
	Hypothetical	(b)	1,000.00	1,014.72	10.22	2.04

Institutional Service Class Shares	Actual		1,000.00	710.70	6.55	1.54
	Hypothetical	(b)	1,000.00	1,017.21	7.72	1.54

Institutional Class Shares	Actual		1,000.00	710.60	6.55	1.54
	Hypothetical	(b)	1,000.00	1,017.21	7.72	1.54

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

112 Semiannual Report 2008

Portfolio Summary	Nationwide China Opportunities Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	95.4%
Equity-Linked Notes	1.9%
Exchange Traded Funds	1.2%
Repurchase Agreements	1.1%
Warrants	0.0%
Other assets in excess of liabilities	0.4%

100.0%

Top Industries

Commercial Banks	13.9%
Oil, Gas & Consumable Fuels	11.5%
Real Estate Management & Development	9.6%
Wireless Telecommunication Services	8.9%
Metals & Mining	8.5%
Insurance	5.8%
Marine	4.6%
Diversified Telecommunication Services	4.0%
Food Products	3.0%
Energy Equipment & Services	2.0%
Other	29.7%

100.0%

Top Holdings*

China Mobile Ltd.	6.9%
Industrial & Commercial Bank of China	4.9%
China Construction Bank Corp.	4.5%
CNOOC Ltd.	3.8%
Cheung Kong Holdings Ltd.	3.2%
PetroChina Co. Ltd.	2.4%
Maanshan Iron & Steel Co. Ltd.	2.3%
China Mobile Ltd. ADR	2.0%
China Merchants Bank Co. Ltd.	2.0%
BOC Hong Kong Holdings Ltd.	2.0%
Other	66.0%

100.0%

Top Countries

Hong Kong	51.8%
China	44.4%
Singapore	1.3%
Canada	1.0%
Other	1.5%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 113

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide China Opportunities Fund

Common Stocks (95.4%)
	Shares or
	Principal Amount	Value

CANADA (1.0%)
Metals & Mining (1.0%)
Silvercorp Metals, Inc.	111,100	$811,070

CHINA (41.3%)
Commercial Banks (11.4%) (a)
China Construction Bank Corp.	4,080,000	3,684,957
China Merchants Bank Co. Ltd.	391,000	1,632,477
Industrial & Commercial Bank of China	5,049,000	3,986,863

		9,304,297

Construction Materials (0.8%) (a)
Anhui Conch Cement Co. Ltd.	84,000	670,317

Diversified Telecommunication Services (1.5%) (a)
China Communications Services Corp. Ltd., Class H*	1,644,000	1,261,707

Electrical Equipment (1.1%) (a)
Byd Co. Ltd.	505,200	883,150

Energy Equipment & Services (2.0%) (a)
Anhui Tianda Oil Pipe Co. Ltd.	471,000	149,197
China Oilfield Services Ltd.	818,000	1,506,059

		1,655,256

Food Products (1.0%) (a)
Uni-President China Holdings Ltd.*	1,430,000	789,051

Insurance (2.9%) (a)
China Life Insurance Co. Ltd.	197,000	858,239
Ping An Insurance (Group) Co. of China Ltd.	161,000	1,528,432

		2,386,671

Internet Software & Services (1.0%) (a)
SINA Corp.	17,023	786,463

Machinery (1.2%) (a)
First Tractor Co. Ltd.*	1,144,000	560,947
Yangzijiang Shipbuilding Holdings Ltd.*	569,000	448,951

		1,009,898

Marine (1.6%) (a)
China Shipping Development Co. Ltd.	384,000	1,288,400

Media (1.7%)
Focus Media Holding Ltd. ADR*	36,900	1,361,241

Metals & Mining (5.8%) (a)
Hidili Industry International Development Ltd.*	1,000,000	1,524,787
Maanshan Iron & Steel Co. Ltd.	2,940,000	1,895,853
Yanzhou Coal Mining Co. Ltd.	700,000	1,293,840

		4,714,480

Multiline Retail (1.7%) (a)
Parkson Retail Group Ltd.	147,000	1,389,221

Oil, Gas & Consumable Fuels (5.1%) (a)
China Coal Energy Co.	449,000	947,480
China Shenhua Energy Co. Ltd.	268,500	1,232,511
PetroChina Co. Ltd.	1,328,000	1,995,520

		4,175,511

Textiles, Apparel & Luxury Goods (1.5%) (a)
China Dongxiang Group Co.*	2,511,385	1,099,047
China Sky Chemical Fibre Co. Ltd.*	180,000	146,284

		1,245,331

Transportation Infrastructure (1.0%) (a)
Dalian Port Co. Ltd.	1,230,000	799,448

		33,720,442

HONG KONG (52.0%)
Auto Components (1.7%) (a)
Minth Group Ltd.*	490,000	550,949
Xinyi Glass Holdings Co. Ltd.	1,346,000	861,695

		1,412,644

Capital Markets (0.2%) (a)
Regent Pacific Group Ltd.*	1,499,000	153,652

Chemicals (1.9%) (a)
Huabao International Holdings Ltd.	1,705,000	1,519,057

Commercial Bank (2.0%) (a)
BOC Hong Kong Holdings Ltd.	632,000	1,631,045

Communications Equipment (1.6%) (a)
AAC Acoustic Technology Holdings, Inc.*	1,294,000	1,278,381

Construction & Engineering (1.4%) (a)
China State Construction International Holdings Ltd.	198,000	328,534
HKC Holdings Ltd.	3,883,842	845,087

		1,173,621

Construction Materials (0.5%) (a)
Prosperity Minerals Holdings Ltd.	149,294	408,647

Containers & Packaging (0.5%) (a)
AMVIG Holdings Ltd.	367,000	384,567

114 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

HONG KONG (continued)

Diversified Telecommunication Services (2.5%) (a)
China Netcom Group Corp. Hong Kong Ltd.	426,500	$1,288,481
Citic 1616 Holdings Ltd.	2,859,000	749,483

		2,037,964

Electronic Equipment & Instruments (0.3%) (a)
Kingboard Chemical Holdings Ltd.	50,000	235,952

Food Products (2.0%) (a)
China Agri-Industries Holdings Ltd.*	2,312,000	1,619,731

Independent Power Producers & Energy Traders (1.4%) (a)
China Resources Power Holdings Co.	466,000	1,175,816

Industrial Conglomerate (1.4%) (a)
Hutchison Whampoa Ltd.	121,000	1,182,492

Insurance (1.9%) (a)
China Insurance International Holdings Co. Ltd.*	587,000	1,561,658

Leisure Equipment & Products (1.9%) (a)
Li Ning Co. Ltd.	530,000	1,571,952

Marine (1.7%) (a)
Pacific Basin Shipping Ltd.	754,000	1,378,062

Metals & Mining (1.7%) (a)
Shougang Concord International Enterprises Co. Ltd.	4,448,000	1,379,487

Oil, Gas & Consumable Fuels (6.4%)
CNOOC Ltd ADR	5,100	905,505
CNOOC Ltd. (a)	1,726,000	3,063,897
CNPC Hong Kong Ltd. (a)	2,590,000	1,245,098

		5,214,500

Personal Products (1.4%) (a)
Hengan International Group Co. Ltd.	318,000	1,135,082

Real Estate Management & Development (9.6%) (a)
Cheung Kong Holdings Ltd.	167,000	2,608,525
Chinese Estates Holdings Ltd.	881,193	1,386,271
Kerry Properties Ltd.	182,553	1,236,015
New World Development Ltd.	468,520	1,210,834
Swire Pacific Ltd., Class A	118,000	1,381,018

		7,822,663

Specialty Retail (0.5%) (a)
Dickson Concepts International Ltd.	558,500	412,408

Textiles, Apparel & Luxury Goods (0.4%) (a)
China Ting Group Holdings Ltd.	1,726,000	313,278

Wireless Telecommunication Services (8.9%)
China Mobile Ltd. (a)	329,000	5,661,422
China Mobile Ltd. ADR	18,946	1,635,419

		7,296,841

		42,299,500

SINGAPORE (1.3%) (a)
Marine (1.3%)
Cosco Corp. Singapore Ltd.	451,000	1,050,019

Total Common Stocks		77,881,031

Exchange-Traded Funds (1.2%)

China (1.2%)
BOCI-Prudential — W.I.S.E. — CSI China Tracker Fund	181,200	973,093

Total Exchange-Traded Funds		973,093

Equity-Linked Notes (1.9%)

CHINA (1.9%) (a)
Chemicals (0.4%)
Qinghai Salt Lake Potash Co., Class A	25,500	317,475
Commercial Bank (0.5%)
Bank of Communications Co. Ltd., Class A*	253,000	392,150

Insurance (1.0%)
Ping An Insurance Group Co. of China Ltd., Class A	88,000	868,560

Total Equity-Linked Notes		1,578,185

Warrants (0.0%)

HONG KONG (0.0%)*
China State Construction International Holdings Ltd., expiring 02/28/09	857	95
Hong Kong Construction Holdings Ltd. Warrants, expiring 11/30/09	360,184	12,710

Total Warrants		12,805

2008 Semiannual Report 115

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide China Opportunities Fund (Continued)

Repurchase Agreements (1.1%)
	Shares or
	Principal Amount	Value

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $665,094, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $678,360	$665,058	$665,058
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $207,650, collateralized by U.S. Government Agency Mortgages ranging 4.60% - 4.85%, maturing 09/01/35; total market value of $211,792	207,639	207,639

Total Repurchase Agreements		872,697

Total Investments (Cost $84,608,400) (b) — 99.6%		81,317,811

Other assets in excess of liabilities — 0.4%		329,358

NET ASSETS — 100.0%		$81,647,169

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

116 Semiannual Report 2008

Nationwide Emerging Markets Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Emerging Markets Fund (Class A at NAV) registered -13.03% versus -10.18% for its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Emerging Markets Funds (consisting of 299 funds as of April 30, 2008) was -10.71% for the same period.

Can you describe the market environment during the reporting period?

Concerns about the implications of the U.S. credit crisis and the effect that the slowing U.S. economy would have on global growth dominated the market environment. In the fourth quarter of 2007, optimism supported the sentiment that robust domestic demand in most emerging markets would offset any slowdown in more mature economies. In China, for example, retail sales in November 2007 rose by 18.8% year over year, compared with 18.1% recorded in the previous month. By 2008, however, sentiment had deteriorated. The benchmark MSCI Emerging Markets Index registered a loss at -10.92% during the first quarter of 2008, representing the worst quarterly performance by the asset class since 1995. China and India each lost more than 20% in value in U.S. dollar terms, unsettled by evidence of rising inflationary pressures. The resource-rich economies of Latin America outperformed, however, supported by strong commodity prices. The price of oil reached record levels in February 2008, with West Texas Intermediate (WTI) crude rising 11% in a single month. (WTI refers to light, sweet crude oil — the commodity underlying the New York Mercantile Exchange’s oil futures contracts.) A period of heightened equity market volatility, with rising energy costs, encouraged further interest in traditional “safe havens” for investors, such as gold and silver. Investor interest in agricultural commodities remained at high levels; the trend has been prompted by a combination of rising population, changing consumption habits and the shift to biofuels. The prices for wheat and soybeans reached record levels. Rising prices are expected to encourage the shift toward more intensive agricultural production, and benefit major emerging-market agricultural exporters such as Brazil and Argentina.

What areas of investment provided the most positive relative returns for the Fund?

Stock selection in the materials and utilities sectors generated positive returns for the Fund. In materials, the Fund’s overweight in Russian potash producer Uralkali OAO added to performance during the reporting period. Potash is the most common source of potassium used in general-application mixed fertilizer, known as N-P-K (nitrogen, phosphorus, potassium). The three chemical elements contained in N-P-K fertilizer are essential for plant growth. Uralkali controls a large potash resource and has notably high margins. The company has benefited from the growing demand for agricultural nutrients to boost yields. In utilities, the Fund benefited from its overweight holding in Czech power utility ČEZ, a.s., which uses coal and nuclear facilities to generate energy. Because concern about carbon emissions has risen, the company is currently exploring a number of nuclear projects in central and southeastern Europe. The company also has been buying back shares to boost returns to investors. CEZ’s stock has appreciated 46% in U.S. dollar terms in the past year.

As the oil price rose, selected stocks in the energy sector also made significant gains. Fund holding Brazilian state-controlled energy company PETROBRAS announced preliminary tests showing positive results in oil exploration in deep water off the coast of Brazil. The Fund increased its exposure to this holding to a significant overweight.

What areas detracted from Fund performance?

At the sector level, the Fund’s exposure in the financials sector detracted from Fund performance. Shares that the Fund held in South African commercial bank Absa Group Ltd., majority-owned by Barclays of the United Kingdom, fell sharply as investors factored in deteriorating liquidity in the banking sector. In China, confirmation of a tighter monetary stance along with specific measures designed to cool the property market affected another Fund holding, real estate firm Shimao Property Holdings Ltd. The Fund trimmed its exposure to this holding and later exited from the company.

What is your outlook for the near term?

We believe the Fund is positioned to take advantage of the core trends driving growth in emerging markets. These include exposure to the commodity cycle, investment in infrastructure, and the emergence of Western-style consumption. This stance means that the Fund is oriented

2008 Semiannual Report 117

Nationwide Emerging Markets Fund
Continued

toward growth stocks rather than defensively positioned stocks.

Amid the recent period of risk aversion, the Fund underperformed. The Fund’s strategy has been reassessed in light of the current trading environment. We have reviewed our portfolio and refocused on quality stocks with low earnings volatility and low beta. As a result, we have reduced the Fund’s overweights in a number of positions, trimming exposure to some consumer discretionary stocks. We also have reduced the Fund’s overweight to China. While growth concerns are affecting global markets, we expect that equities in emerging markets will outperform those in developed markets in 2008. Emerging-market aggregate earnings growth expectations have moderated in recent months, with a notable slowdown in Asia, but expectations continue to outpace those predicted for the developed world.

Subadviser:
Gartmore Global Partners

Portfolio Manager:
Christopher Palmer, CFA

118 Semiannual Report 2008

Fund Performance	Nationwide Emerging Markets Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	-13.03%	27.95%	36.25%	17.22%	1.76%
	w/SC3	-18.04%	20.60%	34.64%	16.32%

Class B	w/o SC2	-13.36%	26.99%	35.30%	16.44%	2.42%
	w/SC4	-17.22%	21.99%	35.18%	16.44%

Class C5	w/o SC2	-13.33%	27.04%	35.33%	16.65%	2.42%
	w/SC6	-14.10%	26.04%	35.33%	16.65%

Class R7,9		-13.15%	27.69%	35.90%	16.78%	2.12%

Institutional Service Class[9]		-12.92%	28.30%	36.69%	17.63%	1.42%

Institutional Class[8,9]		-12.92%	28.30%	36.69%	17.63%	1.42%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Emerging Markets Fund, Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI Emerging Markets is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 119

Shareholder	Nationwide Emerging Markets Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Nationwide Emerging Markets Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	869.70	7.86	1.69
	Hypothetical	(b)	1,000.00	1,016.46	8.47	1.69

Class B Shares	Actual		1,000.00	866.40	10.91	2.35
	Hypothetical	(b)	1,000.00	1,013.18	11.76	2.35

Class C Shares	Actual		1,000.00	866.70	10.91	2.35
	Hypothetical	(b)	1,000.00	1,013.18	11.76	2.35

Class R Shares	Actual		1,000.00	868.50	8.59	1.85
	Hypothetical	(b)	1,000.00	1,015.66	9.27	1.85

Institutional Service Class Shares	Actual		1,000.00	870.80	6.28	1.35
	Hypothetical	(b)	1,000.00	1,018.15	6.77	1.35

Institutional Class Shares	Actual		1,000.00	870.80	6.28	1.35
	Hypothetical	(b)	1,000.00	1,018.15	6.77	1.35

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

120 Semiannual Report 2008

Portfolio Summary	Nationwide Emerging Markets Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	86.4%
Preferred Stocks	6.8%
Equity-Linked Notes	5.4%
Repurchase Agreements	1.9%
Liabilities in excess of other assets	-0.5%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	19.1%
Commercial Banks	16.3%
Metals & Mining	12.1%
Wireless Telecommunication Services	10.3%
Semiconductors & Semiconductor Equipment	6.5%
Electric Utilities	4.0%
Chemicals	3.9%
Diversified Telecommunication Services	2.1%
Insurance	2.0%
Multiline Retail	1.9%
Other	21.8%

100.0%

Top Holdings*

Petroleo Brasileiro SA ADR	5.3%
Gazprom OAO ADR	4.1%
Companhia Vale do Rio Doce, Preferred Shares, Class A	3.7%
China Mobile Ltd.	2.9%
Samsung Electronics Co. Ltd.	2.7%
China Construction Bank Corp., Class H	2.2%
CEZ AS	2.0%
Lojas Renner SA	1.9%
America Movil SAB de CV, Series L ADR	1.9%
Reliance Industries Ltd., 0.00%, 03/09/09	1.9%
Other	71.4%

100.0%

Top Countries

Brazil	18.5%
Republic of Korea	14.3%
Russian Federation	11.7%
Taiwan	6.8%
China	6.8%
Hong Kong	6.4%
Mexico	6.0%
India	5.9%
South Africa	4.8%
Malaysia	2.9%
Other	15.9%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 121

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Emerging Markets Fund

Common Stocks (86.4%)
	Shares or
	Principal Amount	Value

BERMUDA (1.0%)
Commercial Bank (1.0%)
Credicorp Ltd.	15,573	$1,251,446

BRAZIL (12.4%)
Commercial Bank (1.3%)
Unibanco — Uniao de Bancos Brasileiros SA GDR	11,200	1,628,592

Diversified Telecommunication Services (1.1%)
Brasil Telecom Participacoes SA ADR	18,279	1,382,989

Electric Utility (1.6%)
MPX Energia SA*	3,400	1,978,576

Multiline Retail (1.9%)
Lojas Renner SA	105,300	2,460,612

Oil, Gas & Consumable Fuels (5.3%)
Petroleo Brasileiro SA ADR	55,000	6,678,100

Transportation Infrastructure (1.2%)
Companhia de Concessoes Rodoviarias	82,395	1,589,192

		15,718,061

CHINA (6.8%)
Commercial Bank (2.2%) (a)
China Construction Bank Corp.	3,029,000	2,735,719

Construction Materials (1.2%) (a)
Anhui Conch Cement Co. Ltd.	195,300	1,558,486

Electrical Equipment (0.5%)
Suntech Power Holdings Co. Ltd. ADR*	15,800	706,734

Insurance (1.0%) (a)
Ping An Insurance (Group) Co. of China Ltd.	130,000	1,234,138

Oil, Gas & Consumable Fuels (1.9%) (a)
China Shenhua Energy Co. Ltd.	275,000	1,262,348
PetroChina Co. Ltd.	747,200	1,122,781

		2,385,129

		8,620,206

CZECH REPUBLIC (2.0%) (a)
Electric Utility (2.0%)
CEZ AS*	34,197	2,532,353

HONG KONG (6.4%)
Independent Power Producers & Energy Traders (1.3%) (a)
China Resources Power Holdings Co.	640,300	1,615,611

Marine (1.3%) (a)
Pacific Basin Shipping Ltd.	892,400	1,631,012
Oil, Gas & Consumable Fuels (0.9%) (a)
CNOOC Ltd.	689,000	1,223,073

Real Estate Management & Development (0.0%) (a)
Shimao Property Holdings Ltd.	400	795

Wireless Telecommunication Services (2.9%) (a)
China Mobile Ltd.	211,600	3,641,207

		8,111,698

INDIA (1.5%)
Commercial Bank (0.6%)
ICICI Bank Ltd. ADR	16,103	718,033

IT Services (0.9%)
Satyam Computer Services Ltd. ADR	44,606	1,145,482

		1,863,515

INDONESIA (0.6%) (a)
Commercial Bank (0.6%)
Bank Central Asia Tbk PT	2,407,000	782,437

ISRAEL (1.8%)
Chemicals (0.8%) (a)
Makhteshim-Agan Industries Ltd.	118,238	1,085,953

Pharmaceutical (1.0%)
Teva Pharmaceutical Industries Ltd. ADR	26,100	1,220,958

		2,306,911

KAZAKHSTAN (1.3%) (a)
Oil, Gas & Consumable Fuels (1.3%)
KazMunaiGas Exploration Production GDR	56,900	1,663,484

LUXEMBOURG (1.0%)
Energy Equipment & Services (0.6%)
Tenaris SA ADR	15,600	826,956

Metals & Mining (0.4%) (a)
Evraz Group SA GDR	4,800	495,537

		1,322,493

MALAYSIA (2.9%)
Commercial Bank (1.0%) (a)
Bumiputra Commerce Holdings Bhd	388,200	1,227,254

Diversified Telecommunication Services (0.3%) (a)
Telekom Malaysia Bhd	294,300	337,471

122 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Food Products (1.1%) (a)
IOI Corp. Bhd	625,470	$1,445,214

Wireless Telecommunication Services (0.5%) (a)
TM International Bhd*	294,300	666,322

		3,676,261

MEXICO (6.0%)
Commercial Bank (1.0%)
Grupo Financiero Banorte SAB de CV	303,879	1,314,914

Food & Staples Retailing (1.1%)
Wal-Mart de Mexico SAB de CV, Series V	330,123	1,328,374

Metals & Mining (2.0%)
Grupo Mexico SAB de CV, Series B	196,435	1,432,889
Industrias CH SAB de CV, Series B*	251,700	1,152,011

		2,584,900

Wireless Telecommunication Services (1.9%)
America Movil SAB de CV, Series L ADR	41,413	2,400,297

		7,628,485

MOROCCO (0.2%) (a)
Real Estate Management & Development (0.2%)
Compagnie Generale Immobiliere*	1,012	312,283

POLAND (0.7%) (a)
Diversified Telecommunication Services (0.7%)
Telekomunikacja Polska SA	86,685	871,307

REPUBLIC OF KOREA (14.3%)
Building Products (0.5%) (a)
KCC Corp.	1,527	$680,339

Chemicals (1.2%) (a)
LG Chem Ltd.	15,855	1,577,383

Commercial Banks (3.8%)
Industrial Bank of Korea (a)	91,200	1,737,944
Kookmin Bank ADR	31,689	2,210,308
Shinhan Financial Group Co. Ltd. (a)	15,480	894,505

		4,842,757

Household Durables (1.0%) (a)
LG Electronics, Inc.	7,950	1,235,462

Industrial Conglomerate (0.9%) (a)
LG Corp.	13,300	1,102,062

Insurance (1.0%) (a)
Samsung Fire & Marine Insurance Co. Ltd.*	6,023	1,316,919

Machinery (1.5%) (a)
Hanjin Heavy Industries & Construction Co. Ltd.	16,667	950,390
Hyundai Heavy Industries	2,587	919,050

		1,869,440

Metals & Mining (1.7%) (a)
POSCO	4,231	2,084,538

Semiconductors & Semiconductor Equipment (2.7%) (a)
Samsung Electronics Co. Ltd.	4,762	3,376,661

		18,085,561

RUSSIAN FEDERATION (11.7%)
Automobiles (1.4%) (a)
Severstal-Avto*	28,585	1,798,710

Chemicals (1.3%) (a)
Uralkali GDR*	30,758	1,631,792

Commercial Bank (1.6%) (a)
Sberbank	628,900	2,038,630

Metals & Mining (1.4%)
MMC Norilsk Nickel ADR	63,300	1,709,733

Oil, Gas & Consumable Fuels (4.2%) (a)
Gazprom OAO ADR	98,408	5,245,146

Transportation Infrastructure (0.2%) (a)
Novorossiysk Commercial Sea Port GDR	19,219	302,699

Wireless Telecommunication Services (1.6%)
Mobile Telesystems OJSC ADR	26,224	2,034,458

		14,761,168

SOUTH AFRICA (4.8%) (a)
Commercial Bank (0.3%)
ABSA Group Ltd.	31,131	389,320

Industrial Conglomerate (1.0%)
Barloworld Ltd.	85,129	1,242,254

Metals & Mining (1.1%)
Impala Platinum Holdings Ltd.	32,300	1,308,964

Oil, Gas & Consumable Fuels (0.8%)
Sasol Ltd.	18,461	1,048,271

Wireless Telecommunication Services (1.6%)
MTN Group Ltd.	108,352	2,061,853

		6,050,662

2008 Semiannual Report 123

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Emerging Markets Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

TAIWAN (6.8%)
Chemicals (0.6%) (a)
Nan Ya Plastics Corp.	341,000	$801,370

Construction Materials (0.7%) (a)
Taiwan Cement Corp.	545,280	884,619

Electronic Equipment & Instruments (1.9%) (a)
AU Optronics Corp.	653,000	1,276,465
HON HAI Precision Industry Co. Ltd.	184,400	1,065,766

		2,342,231

Insurance (0.0%) (a)
Shin Kong Financial Holding Co. Ltd.	66,212	61,297

Metals & Mining (0.5%) (a)
China Steel Corp.	380,000	623,412

Semiconductors & Semiconductor Equipment (3.1%)
Advanced Semiconductor Engineering, Inc. (a)	1,148,594	1,180,097
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	932,154	2,048,986
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	65,362	734,669

		3,963,752

		8,676,681

THAILAND (2.8%)
Oil, Gas & Consumable Fuels (2.8%)
Banpu PCL NVDR (a)	152,974	2,105,014
PTT Exploration & Production PCL NVDR (a)	263,600	1,381,459

		3,486,473

TURKEY (1.4%) (a)
Commercial Bank (0.7%)
Turkiye Vakiflar Bankasi Tao, Class D	431,415	876,080
Wireless Telecommunication Services (0.7%)
Turkcell Iletisim Hizmet AS*	102,790	835,519

		1,711,599

Total Common Stocks		109,433,084

BRAZIL (2.3%)
Commercial Bank (1.7%)
Banco Bradesco SA	89,081	2,063,910

Food & Staples Retailing (0.1%)
Cia Brasileira de Distribuicao Grupo Pao de Acucar Preferred Shares ADR	3,100	141,019

Metals & Mining (4.3%)
Companhia Vale do Rio Doce, Class A	145,240	4,688,375

Usinas Siderurgicas de Minas Gerais SA, Class A	15,900	764,524

		2,828,434

REPUBLIC OF KOREA (0.7%) (a)
Semiconductors & Semiconductor Equipment (0.7%)
Samsung Electronics Co. Ltd., GDR	3,506	894,030

Total Preferred Stocks		8,551,858

Equity-Linked Notes (5.4%) (a)

EGYPT (0.5%)
Real Estate Management & Development (0.5%)
Talaat Moustafa Group, 0.00%, 11/24/08*	295,900	612,513

INDIA (4.4%)
Diversified Financial Services (0.3%) (a)
Reliance Capital Ltd., 0.00%, 09/20/11	11,667	434,479

Electric Utility (0.4%)
Tata Power Co., 0.00%, 03/28/12	15,816	545,019

Metals & Mining (0.7%)
Tata Steel Ltd., 0.00%, 05/20/10	44,566	900,233

Oil, Gas & Consumable Fuels (1.9%) (a)
Reliance Industries Ltd., 0.00%, 03/09/09*	36,751	2,371,910

124 Semiannual Report 2008

Equity-Linked Notes (continued)
	Shares or
	Principal Amount	Value

Wireless Telecommunication Services (1.1%) (a)
Bharti Airtel Ltd., 0.00%, 01/24/17*	61,148	$1,355,651

		5,607,292

UNITED ARAB EMIRATES (0.5%)
Commercial Bank (0.5%)
Union National Bank, 0.00%, 10/05/10	277,361	665,667

Total Equity-Linked Notes		6,885,472

Repurchase Agreements (1.9%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $1,845,685, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $1,882,499	$1,845,588	1,845,588
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $576,244, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $587,738	576,213	576,213

Total Repurchase Agreements		2,421,801

Total Investments (Cost $106,801,763) (b) — 100.5%		127,292,215

Liabilities in excess of other assets — (0.5)%		(610,046)

NET ASSETS — 100.0%		$126,682,169

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVDR	Non Voting Depositary Receipt

2008 Semiannual Report 125

Nationwide International Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide International Growth Fund (Class A at NAV) registered -8.98% versus -9.14% for its benchmark, the Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Multi-Cap Core Funds (consisting of 421 funds as of April 30, 2008) was -10.28% for the same time period.

Can you describe the market environment during the reporting period?

Major markets exhibited significant volatility during the reporting period. The more recent phase of market turmoil had its origins in problems related to the troubled U.S. subprime mortgage market and the onset of the credit crunch. As the credit squeeze became entrenched, the Federal Reserve Board (already in easing mode), together with four other central banks, injected emergency liquidity into credit markets in December 2007. Other measures were enacted to foster financial stability. Constrained by inflationary pressures, the Bank of England (BoE) cut interest rates three times during the reporting period. Unlike the Fed, which cut its Federal Funds rate from 4.50% to 2.00%, the European Central Bank left its key rate unchanged.

What areas of investment provided the most positive relative returns for the Fund?

As is customary in a concentrated portfolio with an emphasis on stock selection, sector allocations typically derive from stock-selection decisions. The Fund’s position in U.S.-based The Mosaic Co. added the most value to the Fund. As the second-largest producer of potash, an important fertilizer, Mosaic benefited from rising potash prices. Another significant contributor to Fund performance was our holding in the United Kingdom’s BG Group plc. The company is holder of 25% of the Tupi venture off the coast of Brazil and recently revealed that the Tupi field may have 12 billion to 30 billion barrels of oil equivalent in place — up significantly from a previous forecast. Fund performance also was enhanced by Switzerland’s Syngenta AG, the maker of agricultural chemicals. Syngenta saw its full-year annual profits climb 75%, beating analyst estimates, as farmers bought more pesticides and herbicides.

What areas detracted from Fund performance?

Fund performance was hurt by a position in British Airways Plc, whose shares suffered amid a weakening macroeconomic environment and high fuel prices. Another detractor from Fund performance was the holding in Canada’s HudBay Minerals Inc., which saw its operating costs rise, largely due to the strengthening Canadian dollar and mounting fuel costs. The Fund’s holding in New World Development Co. Ltd. was negatively affected, along with other Hong Kong property stocks, by the uncertainty surrounding the global economy, as well as by local stock-market volatility.

What is your outlook for the near term?

Growth rates between some of the developed and developing worlds are diverging, with the emerging markets expected to continue providing impetus for global growth. Although global growth is showing signs of slowing, we anticipate that it will remain near the historical average. Global equity markets continue to offer reasonable value and may draw support from the easing of monetary policy by central banks as well as the Central banks’ other initiatives. In particular, the aggressive action by the Federal Reserve, combined with the U.S. government’s fiscal stimulus package, should help to keep any recession short and shallow. Against this backdrop, investor sentiment is expected to undergo a slow repair. Although market volatility is expected to persist, especially as “leverage” (borrowing) is still being taken out of the financial system, market volatility may continue to ease somewhat.

Subadviser:
Gartmore Global Partners

Portfolio Managers:
Brian O’Neill and Ben Walker, CFA

126 Semiannual Report 2008

Fund Performance	Nationwide International Growth Fund

Average Annual Total Return
(For periods ended April 30, 2008)

						Expense
		Six month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	-8.98%	12.74%	27.89%	8.02%	1.57%
	w/SC3	-14.21%	6.27%	26.40%	7.19%

Class B	w/o SC2	-9.26%	12.07%	26.98%	7.25%	2.24%
	w/SC4	-13.66%	7.07%	26.83%	7.25%

Class C5	w/o SC2	-9.32%	12.01%	26.96%	7.32%	2.24%
	w/SC6	-10.20%	11.01%	26.96%	7.32%

Class R7,9		-9.08%	12.52%	27.51%	7.54%	1.94%

Institutional Service Class[9]		-8.88%	13.07%	28.27%	8.33%	1.24%

Institutional Class[8,9]		-8.84%	13.07%	28.27%	8.33%	1.24%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Performance fees apply to the Fund, which may increase or decrease expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide International Growth Fund, Morgan Stanley Capital International All Country World Free ex U.S. Index (MSCI AC World ex U.S.)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI AC World Free ex U.S. is an index that contains companies that are replicas of their local markets not including any securities in the United States.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 127

Shareholder	Nationwide International Growth Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Nationwide International Growth Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	910.20	6.98	1.47
	Hypothetical	(b)	1,000.00	1,017.55	7.37	1.47

Class B Shares	Actual		1,000.00	907.40	10.29	2.17
	Hypothetical	(b)	1,000.00	1,014.07	10.87	2.17

Class C Shares	Actual		1,000.00	906.80	10.29	2.17
	Hypothetical	(b)	1,000.00	1,014.07	10.87	2.17

Class R Shares	Actual		1,000.00	909.20	7.93	1.67
	Hypothetical	(b)	1,000.00	1,016.56	8.37	1.67

Institutional Service Class Shares	Actual		1,000.00	911.20	5.51	1.16
	Hypothetical	(b)	1,000.00	1,019.10	5.82	1.16

Institutional Class Shares	Actual		1,000.00	911.60	5.56	1.17
	Hypothetical	(b)	1,000.00	1,019.05	5.87	1.17

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

128 Semiannual Report 2008

Portfolio Summary	Nationwide International Growth Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	97.2%
Repurchase Agreements	2.1%
Other assets in excess of liabilities	0.7%

100.0%

Top Industries

Metals & Mining	14.8%
Commercial Banks	11.1%
Oil, Gas & Consumable Fuels	10.8%
Chemicals	8.3%
Wireless Telecommunication Services	5.9%
Tobacco	4.3%
Machinery	4.3%
Automobiles	4.1%
Diversified Telecommunication Services	3.8%
Electrical Equipment	2.9%
Other	29.7%

100.0%

Top Holdings*

Companhia Vale do Rio Doce ADR	2.5%
Nestle SA	2.3%
BG Group PLC	2.3%
Syngenta AG	2.2%
ArcelorMittal	2.2%
Nintendo Co. Ltd.	2.1%
China Mobile Ltd. ADR	2.1%
Agrium, Inc.	2.1%
Petroleo Brasileiro SA ADR	2.1%
CSL Ltd.	2.0%
Other	78.1%

100.0%

Top Countries

United Kingdom	22.3%
Switzerland	9.1%
France	8.8%
Brazil	6.4%
United States	6.2%
Japan	6.1%
Germany	5.2%
Hong Kong	5.2%
Australia	4.8%
Canada	4.2%
Other	21.7%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 129

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide International Growth Fund

Common Stocks (97.2%)
	Shares or
	Principal Amount	Value

AUSTRALIA (4.8%) (a)
Biotechnology (2.0%)
CSL Ltd.	206,910	$7,743,316

IT Services (1.5%)
Computershare Ltd.	669,260	5,620,450

Metals & Mining (1.3%)
MacArthur Coal Ltd.	320,430	5,154,473

		18,518,239

BRAZIL (6.4%)
Commercial Bank (1.8%)
Unibanco — Uniao de Bancos Brasileiros SA GDR	48,000	6,979,680

Metals & Mining (2.5%)
Companhia Vale do Rio Doce ADR	305,810	9,736,990

Oil, Gas & Consumable Fuels (2.1%)
Petroleo Brasileiro SA ADR	77,680	7,853,448

		24,570,118

CANADA (4.2%)
Chemicals (3.7%)
Agrium, Inc.	99,650	7,872,350
Potash Corp. of Saskatchewan	33,400	6,143,930

		14,016,280

Metals & Mining (0.5%)
HudBay Minerals, Inc.	106,720	2,013,985

		16,030,265

CHINA (0.9%) (a)
Construction & Engineering (0.9%)
China Communications Construction Co. Ltd.	1,494,000	3,548,043

FINLAND (1.8%) (a)
Communications Equipment (1.8%)
Nokia OYJ	237,230	7,131,475

FRANCE (8.8%)
Commercial Banks (2.0%)
Societe Generale*	6,675	773,291
Societe Generale (a)	60,900	7,073,770

		7,847,061

Diversified Telecommunication Services (1.9%) (a)
France Telecom SA	229,790	7,189,668

Electrical Equipment (1.5%) (a)
Alstom	25,880	5,946,425

Machinery (1.8%) (a)
Vallourec	25,100	6,804,305

Oil, Gas & Consumable Fuels (1.6%) (a)
Total SA	75,780	6,347,202

		34,134,661

GERMANY (5.2%) (a)
Automobiles (1.8%)
Volkswagen AG	24,010	7,083,194

Electric Utility (1.8%)
E. ON AG	33,730	6,856,517

Machinery (1.6%)
MAN AG	44,880	6,238,936

		20,178,647

HONG KONG (5.2%)
Marine (1.0%) (a)
Pacific Basin Shipping Ltd.	2,196,000	4,013,561

Real Estate Management & Development (2.1%) (a)
Cheung Kong Holdings Ltd.	227,000	3,545,720
New World Development Ltd.	1,753,000	4,530,418

		8,076,138

Wireless Telecommunication Services (2.1%)
China Mobile Ltd. ADR	92,040	7,944,893

		20,034,592

ISRAEL (1.5%)
Pharmaceutical (1.5%)
Teva Pharmaceutical Industries Ltd. ADR	123,050	5,756,279

ITALY (1.3%) (a)
Automobiles (1.3%)
Fiat SpA	226,360	5,031,416

JAPAN (6.1%) (a)
Automobiles (1.0%)
Suzuki Motor Corp.	153,200	3,887,607

Marine (1.3%)
Mitsui OSK Lines Ltd.	361,000	4,985,024

Software (2.1%)
Nintendo Co. Ltd.	14,600	8,071,651

Tobacco (1.7%)
Japan Tobacco, Inc.	1,342	6,526,562

		23,470,844

130 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value
KAZAKHSTAN (0.6%) (a)
Oil, Gas & Consumable Fuels (0.6%)
KazMunaiGas Exploration Production GDR	77,200	$2,256,959

LUXEMBOURG (2.2%) (a)
Metals & Mining (2.2%)
ArcelorMittal	98,080	8,600,362

MEXICO (0.9%)
Commercial Bank (0.9%)
Grupo Financiero Banorte SAB de CV	798,800	3,456,485

NETHERLANDS (0.9%) (a)
Machinery (0.9%)
CNH Global NV	79,200	3,416,688

NORWAY (1.5%) (a)
Chemicals (1.5%)
Yara International ASA	77,800	5,642,799

PERU (0.6%)
Metals & Mining (0.6%)
Cia de Minas Buenaventura SA ADR	36,100	2,258,777

PORTUGAL (0.8%) (a)
Oil, Gas & Consumable Fuels (0.8%)
Galp Energia SGPS SA, B Shares*	128,860	3,112,171

RUSSIAN FEDERATION (0.7%) (a)
Specialty Retail (0.7%)
M Video*	352,510	2,608,574

SOUTH AFRICA (1.8%) (a)
Wireless Telecommunication Services (1.8%)
MTN Group Ltd.	358,480	6,821,593

SPAIN (3.4%) (a)
Commercial Bank (1.5%)
Banco Bilbao Vizcaya Argentaria SA	260,500	5,974,046

Diversified Telecommunication Services (1.9%)
Telefonica SA	253,540	7,284,776

		13,258,822

SWITZERLAND (9.1%) (a)
Capital Markets (1.5%)
Julius Baer Holding AG	77,830	5,707,350

Chemicals (2.2%)
Syngenta AG	29,130	8,659,672

Electrical Equipment (1.4%)
ABB Ltd.	171,180	5,224,886

Food Products (2.3%)
Nestle SA	18,720	8,936,803

Insurance (1.7%)
Zurich Financial Services AG	21,770	6,599,426

		35,128,137

UNITED KINGDOM (22.3%)
Aerospace & Defense (0.0%)
Rolls-Royce Group PLC, B Shares	1,548	3

Airline (0.5%) (a)
British Airways PLC*	437,520	1,952,862

Commercial Banks (4.9%) (a)
Barclays PLC	733,200	6,628,860
HSBC Holdings PLC	293,100	5,088,849
Standard Chartered PLC	207,300	7,323,816

		19,041,525

Independent Power Producers & Energy Traders (1.7%) (a)
International Power PLC	764,480	6,631,351

Metals & Mining (5.4%) (a)
Anglo American PLC	68,500	4,427,485
BHP Billiton PLC	162,100	5,783,889
Rio Tinto PLC	45,110	5,258,108
Xstrata PLC	69,770	5,431,301

		20,900,783

Oil, Gas & Consumable Fuels (4.0%) (a)
BG Group PLC	358,150	8,739,855
Royal Dutch Shell PLC, Class A	164,280	6,583,829

		15,323,684

Tobacco (2.6%) (a)
British American Tobacco PLC	186,600	6,999,083
Imperial Tobacco Group PLC	64,890	3,107,219

		10,106,302

Water Utility (1.2%) (a)
Pennon Group PLC	354,856	4,450,664

Wireless Telecommunication Services (2.0%) (a)
Vodafone Group PLC	2,396,130	7,582,192

		85,989,366

2008 Semiannual Report 131

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide International Growth Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

UNITED STATES (6.2%)
Chemicals (0.9%)
Mosaic Co. (The)*	29,310	$3,590,768

Energy Equipment & Services (1.3%)
Transocean, Inc.*	32,892	4,850,254

Metals & Mining (2.3%)
Alcoa, Inc.	121,800	4,236,204
Freeport-McMoRan Copper & Gold, Inc.	42,300	4,811,625

		9,047,829

Oil, Gas & Consumable Fuels (1.7%)
Apache Corp.	47,200	6,356,896

		23,845,747

Total Common Stocks		374,801,059

Repurchase Agreements (2.1%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $6,279,696, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $6,404,953	$6,279,365	6,279,365
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $1,960,592, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $1,999,699	1,960,489	1,960,489

Total Repurchase Agreements		8,239,854

Total Investments (Cost $350,865,746) (b) — 99.3%		383,040,913

Other assets in excess of liabilities — 0.7%		2,577,691

NET ASSETS — 100.0%		$385,618,604

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

See accompanying notes to financial statements.

132 Semiannual Report 2008

Statements of Assets and Liabilities
April 30, 2008 (Unaudited)

	Nationwide
	China	Nationwide	Nationwide
	Opportunities	Emerging	International
	Fund	Markets Fund	Growth Fund

Assets:
Investments, at value (cost $83,735,703; $104,379,962 and $342,625,892)	$80,445,114	$124,870,414	$374,801,059
Repurchase agreements, at cost and value	872,697	2,421,801	8,239,854

Total Investments	81,317,811	127,292,215	383,040,913

Cash	442	126	–
Foreign currency, at value (cost $109,656; $1,620,976 and $124,066)	109,656	1,614,372	123,978
Unrealized appreciation on spot foreign currency contracts	1	1,665	–
Interest and dividends receivable	163,282	174,260	832,998
Receivable for capital shares issued	241,933	277,177	2,325,404
Receivable for investments sold	1,815,725	1,322,352	–
Reclaims receivable	–	239	228,276
Receivable from adviser	–	–	54,061
Prepaid expenses and other assets	61,846	10,022	82,731

Total Assets	83,710,696	130,692,428	386,688,361

Liabilities:
Cash overdraft	–	–	53,750
Unrealized depreciation on spot foreign currency contracts	116	1,180	–
Payable for investments purchased	1,808,450	3,631,673	–
Payable for capital shares redeemed	155,565	195,003	515,848
Accrued expenses and other payables:
Investment advisory fees	55,946	109,174	285,189
Fund administration and transfer agent fees	8,207	2,808	34,018
Distribution fees	26,892	37,160	127,147
Administrative servicing fees	2,886	23,862	36,189
Trustee fees	126	42	106
Compliance program costs (Note 3)	925	1,538	2,125
Other	4,414	7,819	15,385

Total Liabilities	2,063,527	4,010,259	1,069,757

Net Assets	$81,647,169	$126,682,169	$385,618,604

Represented by:
Capital	$81,874,887	$99,689,700	$352,031,328
Accumulated net investment income (loss)	(952,412)	27,734	881,430
Accumulated net realized gains on investment and foreign currency transactions	4,015,341	6,483,278	526,941
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(3,290,647)	20,481,457	32,178,905

Net Assets	$81,647,169	$126,682,169	$385,618,604

Net Assets:
Class A Shares	$33,379,403	$79,805,518	$271,941,312
Class B Shares	5,509,287	4,684,906	11,203,883
Class C Shares	20,397,089	20,541,216	82,564,510
Class R Shares	261,421	3,759,395	994,418
Institutional Service Class Shares	9,836,837	3,219,673	9,196,720
Institutional Class Shares	12,263,132	14,671,461	9,717,761

Total	$81,647,169	$126,682,169	$385,618,604

See accompanying notes to financial statements.

2008 Semiannual Report 133

Statements of Assets and Liabilities (Continued)

	Nationwide
	China	Nationwide	Nationwide
	Opportunities	Emerging	International
	Fund	Markets Fund	Growth Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,571,020	3,656,894	16,274,631
Class B Shares	264,643	226,601	706,146
Class C Shares	980,304	972,984	5,175,635
Class R Shares	12,410	179,088	61,719
Institutional Service Class Shares	461,451	143,829	540,216
Institutional Class Shares	573,833	655,439	570,914

Total	3,863,661	5,834,835	23,329,261

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$21.25	$21.82	$16.71
Class B Shares (a)	$20.82	$20.67	$15.87
Class C Shares (b)	$20.81	$21.11	$15.95
Class R Shares	$21.07	$20.99	$16.11
Institutional Service Class Shares	$21.32	$22.38	$17.02
Institutional Class Shares	$21.37	$22.38	$17.02
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$22.55	$23.15	$17.73

Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying notes to financial statements.

134 Semiannual Report 2008

Statements of Operations
For the six months ended April 30, 2008 (Unaudited)

	Nationwide
	China	Nationwide	Nationwide
	Opportunities	Emerging	International
	Fund	Markets Fund	Growth Fund

INVESTMENT INCOME:
Interest income	$33,889	$24,663	$120,578
Dividend income	421,253	1,188,885	3,459,233
Foreign tax withholding	(4,667)	(72,144)	(256,760)

Total Income	450,475	1,141,404	3,323,051

Expenses:
Investment advisory fees	625,802	686,356	1,440,591
Fund administration and transfer agent fees	66,543	81,945	188,966
Distribution fees Class A	50,524	103,391	251,959
Distribution fees Class B	30,269	22,938	47,505
Distribution fees Class C	126,649	101,152	350,363
Distribution fees Class R	687	5,351	2,096
Administrative servicing fees Class A	730	37,652	57,191
Registration and filing fees	26,365	28,756	29,984
Trustee fees	2,975	3,524	7,492
Compliance program costs (Note 3)	89	76	255
Custodian fees	7,426	14,612	15,296
Other	32,043	31,461	63,531

Total expenses before reimbursed/waived expenses	970,102	1,117,214	2,455,229
Earnings credit (Note 5)	(258)	(249)	(829)
Expenses voluntarily waived by Administrator	(2,393)	(3,295)	(12,779)

Net Expenses	967,451	1,113,670	2,441,621

Net Investment Income (Loss)	(516,976)	27,734	881,430

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gains on investment transactions	4,108,982	6,662,122	545,207
Realized gains (losses) on foreign currency transactions	(4,017)	52,681	46,955

Net realized gains on investments and foreign currency transactions	4,104,965	6,714,803	592,162
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(46,722,241)	(26,692,763)	(21,317,855)

Net realized/unrealized losses on investments and foreign currency transactions	(42,617,276)	(19,977,960)	(20,725,693)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(43,134,252)	$(19,950,226)	$(19,844,263)

See accompanying notes to financial statements.

2008 Semiannual Report 135

Statements of Changes in Net Assets

	Nationwide China Opportunities Fund		Nationwide Emerging Markets Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(516,976)	$(48,955)	$27,734	$213,530
Net realized gains on investment and foreign currency transactions	4,104,965	22,775,061	6,714,803	14,322,862
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(46,722,241)	39,590,636	(26,692,763)	38,787,141

Change in net assets resulting from operations	(43,134,252)	62,316,742	(19,950,226)	53,323,533

Distributions to Shareholders From:
Net investment income:
Class A	(172,542)	(60,730)	–	(136,025)
Class B	(9,273)	(376)	–	–
Class C	(49,149)	(801)	–	–
Class R	(1,034)	(4)	–	(951)
Institutional Service Class	(85,799)	(2,444)	–	(13,553)
Institutional Class	(70,392)	(44,218)	–	(52,343)
Net realized gains:
Class A	(8,891,643)	(1,018,810)	(9,707,348)	(5,963,987)
Class B	(1,392,931)	(91,880)	(514,587)	(979,146)
Class C	(6,320,752)	(383,534)	(2,289,129)	(1,226,113)
Class R	(57,441)	(398)	(189,363)	(78,709)
Institutional Service Class	(3,362,030)	(19,652)	(334,005)	(471,191)
Institutional Class	(2,758,314)	(518,068)	(1,325,346)	(1,234,758)

Change in net assets from shareholder distributions	(23,171,300)	(2,140,915)	(14,359,778)	(10,156,776)

Change in net assets from capital transactions	2,065,123	55,663,996	11,369,072	44,768,349

Change in net assets	(64,240,429)	115,839,823	(22,940,932)	87,935,106

Net Assets:
Beginning of period	145,887,598	30,047,775	149,623,101	61,687,995

End of period	$81,647,169	$145,887,598	$126,682,169	$149,623,101

Accumulated net investment income (loss) at end of period	$(952,412)	$(47,247)	$27,734	$—

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$19,303,240	$35,005,551	$27,909,458	$71,297,336
Dividends reinvested	6,851,769	678,023	8,205,168	4,806,496
Cost of shares redeemed (a)	(27,535,976)	(16,620,424)	(34,900,208)	(35,265,426)

Total Class A	(1,380,967)	19,063,150	1,214,418	40,838,406

Class B Shares
Proceeds from shares issued	2,007,660	6,127,079	962,449	1,398,821
Dividends reinvested	843,280	57,668	246,734	766,916
Cost of shares redeemed (a)	(2,156,893)	(1,616,956)	(634,535)	(5,387,901)

Total Class B	694,047	4,567,791	574,648	(3,222,164)

Class C Shares
Proceeds from shares issued	11,796,215	26,217,473	5,539,952	12,300,848
Dividends reinvested	4,299,560	213,484	1,192,015	297,979
Cost of shares redeemed (a)	(14,674,916)	(8,182,855)	(2,810,787)	(3,570,521)

Total Class C	1,420,859	18,248,102	3,921,180	9,028,306

See accompanying notes to financial statements.

136 Semiannual Report 2008

	Nationwide China Opportunities Fund		Nationwide Emerging Markets Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R Shares
Proceeds from shares issued	$84,407	$401,666	$2,569,822	$1,200,321
Dividends reinvested	38,213	104	32,783	2,119
Cost of shares redeemed (a)	(114,940)	(52,339)	(403,025)	(331,189)

Total Class R	7,680	349,431	2,199,580	871,251

Institutional Service Class Shares
Proceeds from shares issued	8,061,459	18,545,673	161,363	26,939
Dividends reinvested	3,131,352	13,078	334,005	484,744
Cost of shares redeemed (a)	(12,801,699)	(1,710,084)	(119,346)	(1,219,243)

Total Institutional Service Class	(1,608,888)	16,848,667	376,022	(707,560)

Institutional Class Shares
Proceeds from shares issued	141,380	27,123	3,679,631	5,608,614
Dividends reinvested	2,828,706	562,286	1,325,346	1,287,101
Cost of shares redeemed (a)	(37,694)	(4,002,554)	(1,921,753)	(8,935,605)

Total Institutional Class	2,932,392	(3,413,145)	3,083,224	(2,039,890)

Change in net assets from capital transactions:	$2,065,123	$55,663,996	$11,369,072	$44,768,349

SHARE TRANSACTIONS:
Class A Shares
Issued	694,221	1,455,424	1,235,701	3,308,319
Reinvested	267,647	37,379	360,825	272,915
Redeemed	(1,060,675)	(735,300)	(1,597,125)	(1,834,100)

Total Class A Shares	(98,807)	757,503	(599)	1,747,134

Class B Shares
Issued	75,544	232,208	44,682	66,509
Reinvested	33,530	3,240	11,423	45,595
Redeemed	(83,807)	(73,111)	(30,509)	(260,521)

Total Class B Shares	25,267	162,337	25,596	(148,417)

Class C Shares
Issued	443,785	1,006,063	247,651	538,266
Reinvested	171,093	11,994	54,060	17,386
Redeemed	(632,360)	(354,547)	(137,004)	(188,658)

Total Class C Shares	(17,482)	663,510	164,707	366,994

Class R Shares
Issued	3,189	12,850	129,349	57,633
Reinvested	1,504	6	1,498	121
Redeemed	(3,970)	(1,603)	(19,090)	(16,750)

Total Class R Shares	723	11,253	111,757	41,004

Institutional Service Class Shares
Issued	280,127	637,056	7,148	1,126
Reinvested	122,032	708	14,335	27,000
Redeemed	(518,070)	(67,970)	(5,902)	(68,945)

Total Institutional Service Class Shares	(115,911)	569,794	15,581	(40,819)

Institutional Class Shares
Issued	2,893	182	173,420	287,349
Reinvested	109,981	30,836	56,882	71,484
Redeemed	(1,118)	(134,138)	(85,338)	(421,257)

Total Institutional Class Shares	111,756	(103,120)	144,964	(62,424)

Total change in shares:	(94,454)	2,061,277	462,006	1,903,472

(a)	Includes redemption fees — see Note 4 to Financial Statements.

See accompanying notes to financial statements.

2008 Semiannual Report 137

Statements of Changes in Net Assets

	Nationwide International Growth Fund

	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007
	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$881,430	$50,366
Net realized gains on investment and foreign currency transactions	592,162	7,729,372
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(21,317,855)	47,394,513

Change in net assets resulting from operations	(19,844,263)	55,174,251

Distributions to Shareholders From:
Net investment income:
Class A	–	(128,740)
Class R	–	(470)
Institutional Service Class	–	(16,781)
Institutional Class	–	(23,023)
Net realized gains:
Class A	(4,977,001)	(1,313,717)
Class B	(273,916)	(248,498)
Class C	(1,987,664)	(467,967)
Class R	(24,203)	(70)
Institutional Service Class	(186,591)	(170,656)
Institutional Class	(230,009)	(223,779)

Change in net assets from shareholder distributions	(7,679,384)	(2,593,701)

Change in net assets from capital transactions	161,593,057	148,473,640

Change in net assets	134,069,410	201,054,190

Net Assets:
Beginning of period	251,549,194	50,495,004

End of period	$385,618,604	$251,549,194

Accumulated net investment income at end of period	$881,430	$—

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$152,244,645	$131,468,525
Dividends reinvested	3,496,821	1,164,614
Cost of shares redeemed (a)	(30,552,795)	(28,651,984)

Total Class A	125,188,671	103,981,155

Class B Shares
Proceeds from shares issued	3,746,724	5,543,780
Dividends reinvested	125,112	204,707
Cost of shares redeemed (a)	(402,048)	(5,396,248)

Total Class B	3,469,788	352,239

Class C Shares
Proceeds from shares issued	36,200,045	42,705,370
Dividends reinvested	718,577	146,723
Cost of shares redeemed (a)	(8,519,037)	(2,754,127)

Total Class C	28,399,585	40,097,966

Class R Shares
Proceeds from shares issued	402,534	641,306
Dividends reinvested	7,218	271
Cost of shares redeemed	(54,684)	(9,658)

Total Class R	355,068	631,919

See accompanying notes to financial statements.

138 Semiannual Report 2008

	Nationwide International Growth Fund

	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares
Proceeds from shares issued	$2,773,433	$497,254
Dividends reinvested	183,586	187,437
Cost of shares redeemed (a)	(305,194)	(75,316)

Total Institutional Service Class	2,651,825	609,375

Institutional Class Shares
Proceeds from shares issued	2,827,406	4,789,060
Dividends reinvested	230,009	246,802
Cost of shares redeemed	(1,529,295)	(2,234,876)

Total Institutional Class	1,528,120	2,800,986

Change in net assets from capital transactions:	$161,593,057	$148,473,640

SHARE TRANSACTIONS:
Class A Shares
Issued	9,292,309	8,430,761
Reinvested	205,092	83,146
Redeemed	(1,901,828)	(1,823,969)

Total Class A Shares	7,595,573	6,689,938

Class B Shares
Issued	236,330	363,044
Reinvested	7,709	15,380
Redeemed	(26,157)	(360,406)

Total Class B Shares	217,882	18,018

Class C Shares
Issued	2,276,095	2,846,061
Reinvested	44,057	10,966
Redeemed	(561,035)	(182,321)

Total Class C Shares	1,759,117	2,674,706

Class R Shares
Issued	24,927	40,228
Reinvested	439	18
Redeemed	(3,417)	(615)

Total Class R Shares	21,949	39,631

Institutional Service Class Shares
Issued	169,560	30,795
Reinvested	10,581	13,191
Redeemed	(18,017)	(4,572)

Total Institutional Service Class Shares	162,124	39,414

Institutional Class Shares
Issued	173,134	322,217
Reinvested	13,257	17,372
Redeemed	(91,003)	(140,247)

Total Institutional Class Shares	95,388	199,342

Total change in shares:	9,852,033	9,661,049

(a)	Includes redemption fees — see Note 4 to Financial Statements.

See accompanying notes to financial statements.

2008 Semiannual Report 139

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide China Opportunities Fund

		Investment Activities			Distributions					Ratios / Supplemental Data

			Net Realized												Ratio of
			and											Ratio of Net	Expenses
	Net Asset	Net	Unrealized	Total								Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment	Gains	from	Net	Net			Net Asset			at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Investment	Realized	Total	Redemption	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	fees	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$37.00	(0.13)	(9.66)	(9.79)	(0.12)	(5.95)	(6.07)	0.11	$21.25	(29.02%	)	$33,379	1.79%	(1.08%)	1.80%	62.54%
Year Ended October 31, 2007 (f)	$15.86	0.01	22.07	22.08	(0.05)	(0.92)	(0.97)	0.03	$37.00	145.79%		$61,791	1.88%	0.06%	1.88%	127.10%
Year Ended October 31, 2006	$11.25	0.05	5.54	5.59	(0.05)	(0.94)	(0.99)	0.01	$15.86	53.19%		$14,470	1.99%	0.44%	2.10%	124.36%
Year Ended October 31, 2005	$11.24	0.09	0.33	0.42	(0.07)	(0.34)	(0.41)	–	$11.25	3.58%		$2,847	2.01%	0.95%	2.68%	130.48%
Period Ended October 31, 2004 (g)	$10.00	0.01	1.25	1.26	(0.02)	–	(0.02)	–	$11.24	12.61%		$1,029	1.95%	0.37%	5.57%	50.76%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$36.43	(0.21)	(9.52)	(9.73)	(0.04)	(5.95)	(5.99)	0.11	$20.82	(29.30%	)	$5,509	2.54%	(1.80%)	2.55%	62.54%
Period Ended October 31, 2007 (f)	$15.70	(0.17)	21.79	21.62	– (h)	(0.92)	(0.92)	0.03	$36.43	144.04%		$8,720	2.62%	(0.74%)	2.62%	127.10%
Year Ended October 31, 2006	$11.19	(0.04)	5.49	5.45	(0.01)	(0.94)	(0.95)	0.01	$15.70	52.07%		$1,210	2.73%	(0.47%)	2.85%	124.36%
Year Ended October 31, 2005	$11.23	0.03	0.31	0.34	(0.04)	(0.34)	(0.38)	–	$11.19	2.82%		$315	2.74%	0.33%	3.41%	130.48%
Period Ended October 31, 2004 (g)	$10.00	0.01	1.23	1.24	(0.01)	–	(0.01)	–	$11.23	12.38%		$19	2.65%	(0.14%)	6.09%	50.76%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$36.42	(0.22)	(9.50)	(9.72)	(0.05)	(5.95)	(6.00)	0.11	$20.81	(29.28%	)	$20,397	2.54%	(1.86%)	2.55%	62.54%
Year Ended October 31, 2007 (f)	$15.70	(0.16)	21.77	21.61	– (h)	(0.92)	(0.92)	0.03	$36.42	143.94%		$36,340	2.62%	(0.68%)	2.62%	127.10%
Year Ended October 31, 2006	$11.19	(0.03)	5.48	5.45	(0.01)	(0.94)	(0.95)	0.01	$15.70	52.11%		$5,247	2.73%	(0.25%)	2.85%	124.36%
Year Ended October 31, 2005	$11.23	0.02	0.31	0.33	(0.03)	(0.34)	(0.37)	–	$11.19	2.79%		$1,258	2.73%	0.24%	3.42%	130.48%
Period Ended October 31, 2004 (g)	$10.00	(0.01)	1.24	1.23	–	–	–	–	$11.23	12.30%		$38	2.65%	(1.42%)	6.93%	50.76%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) per share is based on average shares outstanding for the period.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	The amount is less than $0.005.

See accompanying notes to financial statements.

140 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide China Opportunities Fund (Continued)

		Investment Activities			Distributions					Ratios / Supplemental Data

			Net Realized												Ratio of
			and											Ratio of Net	Expenses
	Net Asset	Net	Unrealized	Total								Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment	Gains	from	Net	Net			Net Asset			at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Investment	Realized	Total	Redemption	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	fees	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class R Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$36.78	(0.15)	(9.61)	(9.76)	(0.11)	(5.95)	(6.06)	0.11	$21.07	(29.11%	)	$261	2.04%	(1.29%)	2.05%	62.54%
Year Ended October 31, 2007 (f)	$15.79	(0.08)	21.97	21.89	(0.01)	(0.92)	(0.93)	0.03	$36.78	144.93%		$430	2.13%	(0.27%)	2.13%	127.10%
Year Ended October 31, 2006	$11.23	0.08	5.44	5.52	(0.03)	(0.94)	(0.97)	0.01	$15.79	52.68%		$7	2.28%	0.68%	2.36%	124.36%
Year Ended October 31, 2005	$11.24	0.06	0.33	0.39	(0.06)	(0.34)	(0.40)	–	$11.23	3.29%		$1	2.22%	0.49%	2.87%	130.48%
Period Ended October 31, 2004 (g)	$10.00	0.01	1.24	1.25	(0.01)	–	(0.01)	–	$11.24	12.46%		$1	2.40%	(0.18%)	4.86%	50.76%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$37.11	(0.11)	(9.69)	(9.80)	(0.15)	(5.95)	(6.10)	0.11	$21.32	(28.93%	)	$9,837	1.54%	(0.92%)	1.55%	62.54%
Year Ended October 31, 2007 (f)	$15.88	0.06	22.14	22.20	(0.08)	(0.92)	(1.00)	0.03	$37.11	146.46%		$21,424	1.62%	0.20%	1.62%	127.10%
Year Ended October 31, 2006	$11.25	0.11	5.51	5.62	(0.06)	(0.94)	(1.00)	0.01	$15.88	53.57%		$120	1.72%	1.34%	1.81%	124.36%
Year Ended October 31, 2005	$11.25	0.09	0.34	0.43	(0.09)	(0.34)	(0.43)	–	$11.25	3.63%		$1	1.82%	0.84%	2.48%	130.48%
Period Ended October 31, 2004 (g)	$10.00	0.02	1.25	1.27	(0.02)	–	(0.02)	–	$11.25	12.74%		$1	1.70%	0.51%	3.97%	50.76%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$37.18	(0.09)	(9.73)	(9.82)	(0.15)	(5.95)	(6.10)	0.11	$21.37	(28.94%	)	$12,263	1.54%	(0.78%)	1.54%	62.54%
Year Ended October 31, 2007 (f)	$15.91	0.07	22.17	22.24	(0.08)	(0.92)	(1.00)	0.03	$37.18	146.44%		$17,182	1.63%	0.29%	1.63%	127.10%
Year Ended October 31, 2006	$11.27	0.05	5.58	5.63	(0.06)	(0.94)	(1.00)	0.01	$15.91	53.57%		$8,994	1.74%	0.31%	1.88%	124.36%
Year Ended October 31, 2005	$11.25	0.12	0.34	0.46	(0.10)	(0.34)	(0.44)	–	$11.27	3.86%		$5,854	1.72%	0.98%	2.41%	130.48%
Period Ended October 31, 2004 (g)	$10.00	0.02	1.25	1.27	(0.02)	–	(0.02)	–	$11.25	12.74%		$5,637	1.65%	0.59%	4.17%	50.76%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) per share is based on average shares outstanding for the period.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	The amount is less than $0.005.

See accompanying notes to financial statements.

2008 Semiannual Report 141

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Emerging Markets Fund

		Investment Activities			Distributions					Ratios / Supplemental Data

			Net Realized												Ratio of
			and											Ratio of Net	Expenses
	Net Asset	Net	Unrealized	Total								Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment	Gains	from	Net	Net			Net Asset			at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Investment	Realized	Total	Redemption	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	fees	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$27.95	0.01	(3.56)	(3.55)	–	(2.59)	(2.59)	0.01	$21.82	(13.03%	)	$79,806	1.69%	0.12%	1.69%	39.67%
Year Ended October 31, 2007	$17.82	0.06	12.90	12.96	(0.05)	(2.79)	(2.84)	0.01	$27.95	82.20%		$102,204	1.76%	0.31%	1.77%	70.09%
Year Ended October 31, 2006	$14.92	0.10	4.49	4.59	(0.10)	(1.59)	(1.69)	–	$17.82	32.89%		$34,047	1.65%	0.60%	1.66%	141.70%
Year Ended October 31, 2005	$12.27	0.08	3.47	3.55	(0.05)	(0.85)	(0.90)	–	$14.92	30.02%		$22,009	1.84%	0.55%	(f)	135.40%
Year Ended October 31, 2004	$10.54	0.05	1.70	1.75	(0.05)	–	(0.05)	0.03	$12.27	16.97%		$13,898	1.88%	0.41%	1.99%	134.11%
Year Ended October 31, 2003	$6.80	0.03	3.71	3.74	–	–	–	–	$10.54	55.00%		$9,070	1.88%	0.61%	2.45%	146.04%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$26.72	(0.05)	(3.42)	(3.47)	–	(2.59)	(2.59)	0.01	$20.67	(13.36%	)	$4,685	2.35%	(0.51%)	2.35%	39.67%
Year Ended October 31, 2007	$17.21	(0.07)	12.36	12.29	–	(2.79)	(2.79)	0.01	$26.72	80.98%		$5,369	2.41%	(0.19%)	2.42%	70.09%
Year Ended October 31, 2006	$14.48	(0.01)	4.35	4.34	(0.02)	(1.59)	(1.61)	–	$17.21	31.97%		$6,013	2.31%	(0.08%)	2.32%	141.70%
Year Ended October 31, 2005	$11.98	(0.01)	3.37	3.36	(0.01)	(0.85)	(0.86)	–	$14.48	29.30%		$4,062	2.52%	(0.11%)	(f)	135.40%
Year Ended October 31, 2004	$10.33	(0.03)	1.67	1.64	(0.02)	–	(0.02)	0.03	$11.98	16.14%		$2,900	2.55%	(0.27%)	2.65%	134.11%
Year Ended October 31, 2003	$6.71	– (g)	3.62	3.62	–	–	–	–	$10.33	53.95%		$2,010	2.55%	0.07%	3.18%	146.04%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$27.22	(0.05)	(3.48)	(3.53)	–	(2.59)	(2.59)	0.01	$21.11	(13.33%	)	$20,541	2.35%	(0.51%)	2.35%	39.67%
Year Ended October 31, 2007	$17.49	(0.04)	12.55	12.51	–	(2.79)	(2.79)	0.01	$27.22	81.04%		$21,994	2.42%	(0.35%)	2.43%	70.09%
Year Ended October 31, 2006	$14.69	(0.01)	4.42	4.41	(0.02)	(1.59)	(1.61)	–	$17.49	31.92%		$7,716	2.31%	(0.07%)	2.32%	141.70%
Year Ended October 31, 2005	$12.14	(0.01)	3.42	3.41	(0.01)	(0.85)	(0.86)	–	$14.69	29.20%		$4,302	2.51%	(0.11%)	(f)	135.40%
Year Ended October 31, 2004	$10.47	(0.02)	1.68	1.66	(0.02)	–	(0.02)	0.03	$12.14	16.21%		$2,217	2.55%	(0.16%)	2.64%	134.11%
Year Ended October 31, 2003	$6.80	– (g)	3.67	3.67	–	–	–	–	$10.47	53.97%		$1,398	2.55%	(0.12%)	2.95%	146.04%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	The amount is less than $0.005.
(h)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(i)	Net investment income (loss) is based on average shares outstanding during the period.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

142 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Emerging Markets Fund (Continued)

Investment Activities	Distributions	Ratios / Supplemental Data

Net Realized	Ratio of
and	Ratio of Net	Expenses
Net Asset	Net	Unrealized	Total	Net Assets	Ratio of	Investment	(Prior to
Value,	Investment	Gains	from	Net	Net	Net Asset	at End of	Expenses	Income (Loss)	Reimbursements)
Beginning	Income	(Losses) on	Investment	Investment	Realized	Total	Redemption	Value, End	Total	Period	to Average	to Average	to Average	Portfolio
of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	fees	of Period	Return (a)(b)	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$27.03	0.01	(3.47)	(3.46)	–	(2.59)	(2.59)	0.01	$20.99	(13.15%	)	$3,759	1.85%	0.15%	1.85%	39.67%
Year Ended October 31, 2007	$17.32	0.03	12.48	12.51	(0.02)	(2.79)	(2.81)	0.01	$27.03	81.85%	$1,819	1.98%	0.16%	1.98%	70.09%
Year Ended October 31, 2006	$14.57	0.05	4.40	4.45	(0.11)	(1.59)	(1.70)	–	$17.32	32.65%	$456	1.84%	(0.01%)	1.94%	141.70%
Year Ended October 31, 2005	$12.01	0.04	3.41	3.45	(0.04)	(0.85)	(0.89)	–	$14.57	30.11%	$9	1.82%	0.16%	(f)	135.40%
Period Ended October 31, 2004 (h)	$11.20	0.03	0.78	0.81	(0.03)	–	(0.03)	0.03	$12.01	7.50%	$1	2.15%	0.26%	2.28	%(c)	134.11%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$28.56	0.05	(3.65)	(3.60)	–	(2.59)	(2.59)	0.01	$22.38	(12.92%	)	$3,220	1.35%	0.49%	1.35%	39.67%
Year Ended October 31, 2007	$18.14	0.14	13.16	13.30	(0.10)	(2.79)	(2.89)	0.01	$28.56	82.87%	$3,662	1.42%	0.65%	1.42%	70.09%
Year Ended October 31, 2006 (i)	$15.14	0.17	4.56	4.73	(0.14)	(1.59)	(1.73)	–	$18.14	33.25%	$3,066	1.34%	1.01%	1.34%	141.70%
Year Ended October 31, 2005	$12.43	0.10	3.54	3.64	(0.08)	(0.85)	(0.93)	–	$15.14	30.60%	$8,954	1.50%	0.83%	(f)	135.40%
Year Ended October 31, 2004	$10.66	0.09	1.72	1.81	(0.07)	–	(0.07)	0.03	$12.43	17.25%	$3,737	1.55%	0.81%	1.66%	134.11%
Year Ended October 31, 2003	$6.86	0.08	3.72	3.80	–	–	–	–	$10.66	55.39%	$1,781	1.55%	1.07%	2.18%	146.04%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$28.56	0.05	(3.65)	(3.60)	–	(2.59)	(2.59)	0.01	$22.38	(12.92%	)	$14,671	1.35%	0.53%	1.35%	39.67%
Year Ended October 31, 2007	$18.14	0.16	13.14	13.30	(0.10)	(2.79)	(2.89)	0.01	$28.56	82.77%	$14,574	1.42%	0.72%	1.42%	70.09%
Year Ended October 31, 2006	$15.14	0.13	4.60	4.73	(0.14)	(1.59)	(1.73)	–	$18.14	33.32%	$10,390	1.30%	0.88%	1.33%	141.70%
Year Ended October 31, 2005	$12.43	0.11	3.53	3.64	(0.08)	(0.85)	(0.93)	–	$15.14	30.60%	$2,631	1.49%	0.92%	(f)	135.40%
Period Ended October 31, 2004 (j)	$11.26	0.03	1.15	1.18	(0.04)	–	(0.04)	0.03	$12.43	10.79%	$236	1.55%	0.81%	1.71%	134.11%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	The amount is less than $0.005.
(h)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(i)	Net investment income (loss) is based on average shares outstanding during the period.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

2008 Semiannual Report 143

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide International Growth Fund

		Investment Activities			Distributions					Ratios / Supplemental Data

			Net Realized												Ratio of
			and											Ratio of Net	Expenses
	Net Asset	Net	Unrealized	Total								Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment	Gains	from	Net	Net			Net Asset			at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Investment	Realized	Total	Redemption	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	fees	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$18.87	0.05	(1.72)	(1.67)	–	(0.49)	(0.49)	–	$16.71	(8.98%	)	$271,941	1.47%	0.79%	1.48%	49.08%
Year Ended October 31, 2007	$13.35	0.03	6.02	6.05	(0.03)	(0.50)	(0.53)	–	$18.87	46.74%		$163,800	1.57%	0.21%	1.57%	135.54%
Year Ended October 31, 2006	$9.69	0.02	3.68	3.70	(0.04)	–	(0.04)	–	$13.35	38.22%		$26,565	1.69%	(0.04%)	1.70%	175.91%
Year Ended October 31, 2005	$7.79	0.08	1.90	1.98	(0.08)	–	(0.08)	–	$9.69	25.49%		$7,980	1.65%	0.74%	1.90%	247.22%
Year Ended October 31, 2004	$6.98	0.01	0.79	0.80	–	–	–	0.01	$7.79	11.60%		$3,096	1.65%	0.06%	2.10%	262.09%
Year Ended October 31, 2003	$5.38	(0.01)	1.58	1.57	–	–	–	0.03	$6.98	29.74%		$2,592	1.65%	0.39%	2.37%	304.72%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$18.01	–	(1.65)	(1.65)	–	(0.49)	(0.49)	–	$15.87	(9.26%	)	$11,204	2.17%	0.04%	2.18%	49.08%
Year Ended October 31, 2007	$12.83	(0.08)	5.76	5.68	–	(0.50)	(0.50)	–	$18.01	45.69%		$8,792	2.23%	(0.47%)	2.23%	135.54%
Year Ended October 31, 2006	$9.35	(0.08)	3.57	3.49	(0.01)	–	(0.01)	–	$12.83	37.37%		$6,031	2.41%	(0.80%)	2.42%	175.91%
Year Ended October 31, 2005	$7.56	0.01	1.83	1.84	(0.05)	–	(0.05)	–	$9.35	24.49%		$3,444	2.40%	0.12%	2.81%	247.22%
Year Ended October 31, 2004	$6.82	(0.05)	0.78	0.73	–	–	–	0.01	$7.56	10.85%		$2,695	2.40%	(0.70%)	2.84%	262.09%
Year Ended October 31, 2003	$5.30	(0.05)	1.54	1.49	–	–	–	0.03	$6.82	28.68%		$2,395	2.40%	(0.36%)	3.12%	304.72%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$18.10	–	(1.66)	(1.66)	–	(0.49)	(0.49)	–	$15.95	(9.32%	)	$82,565	2.17%	(0.01%)	2.18%	49.08%
Year Ended October 31, 2007	$12.90	(0.05)	5.75	5.70	–	(0.50)	(0.50)	–	$18.10	45.59%		$61,851	2.26%	(0.46%)	2.26%	135.54%
Year Ended October 31, 2006	$9.40	(0.02)	3.54	3.52	(0.02)	–	(0.02)	–	$12.90	37.49%		$9,566	2.40%	(0.62%)	2.40%	175.91%
Year Ended October 31, 2005	$7.60	0.03	1.82	1.85	(0.05)	–	(0.05)	–	$9.40	24.45%		$272	2.40%	0.10%	2.69%	247.22%
Year Ended October 31, 2004	$6.86	(0.01)	0.74	0.73	–	–	–	0.01	$7.60	10.79%		$112	2.40%	(0.23%)	2.87%	262.09%
Year Ended October 31, 2003	$5.33	(0.05)	1.55	1.50	–	–	–	0.03	$6.86	28.71%		$16	2.40%	(0.37%)	3.12%	304.72%

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$18.24	0.03	(1.67)	(1.64)	–	(0.49)	(0.49)	–	$16.11	(9.08%	)	$994	1.67%	0.50%	1.67%	49.08%
Year Ended October 31, 2007	$12.95	– (f)	5.82	5.82	(0.03)	(0.50)	(0.53)	–	$18.24	46.37%		$725	1.80%	(0.17%)	1.80%	135.54%
Year Ended October 31, 2006	$9.41	(0.04)	3.61	3.57	(0.03)	–	(0.03)	–	$12.95	38.01%		$2	1.94%	(0.38%)	1.96%	175.91%
Year Ended October 31, 2005	$7.58	0.07	1.86	1.93	(0.10)	–	(0.10)	–	$9.41	25.37%		$1	1.68%	0.81%	2.31%	247.22%
Period Ended October 31, 2004(g)	$7.25	0.02	0.30	0.32	–	–	–	0.01	$7.58	4.55%		$1	2.00%	0.31%	2.65%	262.09%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	The amount is less than $0.005.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

144 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide International Growth Fund (Continued)

		Investment Activities				Distributions					Ratios / Supplemental Data

				Net Realized												Ratio of
				and											Ratio of Net	Expenses
	Net Asset	Net		Unrealized	Total								Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment		Gains	from	Net	Net			Net Asset			at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income		(Losses) on	Investment	Investment	Realized	Total	Redemption	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	(Loss)		Investments	Activities	Income	Gains	Distributions	fees	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$19.19	0.07		(1.75)	(1.68)	–	(0.49)	(0.49)	–	$17.02	(8.88%	)	$9,197	1.16%	1.06%	1.17%	49.08%
Year Ended October 31, 2007	$13.55	0.07		6.12	6.19	(0.05)	(0.50)	(0.55)	–	$19.19	47.13%		$7,256	1.24%	0.47%	1.24%	135.54%
Year Ended October 31, 2006	$9.81	0.02		3.77	3.79	(0.05)	–	(0.05)	–	$13.55	38.76%		$4,589	1.41%	0.17%	1.42%	175.91%
Year Ended October 31, 2005	$7.89	0.11		1.91	2.02	(0.10)	–	(0.10)	–	$9.81	25.72%		$3,306	1.40%	1.12%	1.82%	247.22%
Year Ended October 31, 2004	$7.05	0.02		0.81	0.83	–	–	–	0.01	$7.89	11.91%		$2,629	1.40%	0.30%	1.84%	262.09%
Year Ended October 31, 2003	$5.42	0.01		1.59	1.60	–	–	–	0.03	$7.05	30.07%		$2,350	1.40%	0.64%	2.12%	304.72%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$19.19	0.07		(1.75)	(1.68)	–	(0.49)	(0.49)	–	$17.02	(8.84%	)	$9,718	1.17%	1.01%	1.18%	49.08%
Year Ended October 31, 2007	$13.55	0.08		6.11	6.19	(0.05)	(0.50)	(0.55)	–	$19.19	47.13%		$9,125	1.24%	0.54%	1.24%	135.54%
Year Ended October 31, 2006	$9.81	0.03		3.76	3.79	(0.05)	–	(0.05)	–	$13.55	38.76%		$3,742	1.41%	0.22%	1.42%	175.91%
Year Ended October 31, 2005	$7.89	0.11		1.91	2.02	(0.10)	–	(0.10)	–	$9.81	25.72%		$1,372	1.40%	1.11%	1.61%	247.22%
Period Ended October 31, 2004 (h)	$7.51	–	(f)	0.37	0.37	–	–	–	0.01	$7.89	5.06%		$189	1.40%	0.03%	1.94%	262.09%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	The amount is less than $0.005.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

2008 Semiannual Report 145

Nationwide U.S. Growth Leaders Long-Short Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide U.S. Growth Leaders Long-Short Fund (Class A at NAV) registered -3.34% versus 1.48% for its benchmark, the Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Long/Short Equity Funds (consisting of 132 funds as of April 30, 2008) was -9.06% for the same time period.

Can you describe the market environment during the reporting period?

The reporting period proved to be a difficult six months for stocks, with a worsening subprime mortgage crisis and record-high crude oil prices threatening to plunge the U.S. economy into recession. Economic growth for the fourth quarter of 2007 and the first quarter of 2008 slowed to virtually a standstill, while companies in the financials sector (reflecting losses from subprime mortgages in default or soured investments in securities backed by subprime mortgages or other low-quality debt) saw their earnings fall. In view of the rapidly deteriorating conditions, the Federal Reserve Board slashed short-term interest rates, brokered the acquisition of embattled broker-dealer Bear Stearns by JP Morgan Chase & Co. and took a number of other steps to increase liquidity and reassure investors. As a result, stocks pared their losses somewhat during the final six weeks of the reporting period.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s short positions provided some welcomed ballast amid the surge in volatility, enabling the Fund to suffer only a modest loss. A short position by the Fund in mortgage originator Washington Mutual, Inc., a major subprime mortgage player, was timely; the stock lost more than half of its value during the reporting period. Shorting the Fund’s holding in RTI International Metals, Inc. also rewarded Fund performance. RTI the producer of the metal titanium, saw its share price fall after major customer The Boeing Co. announced — just before the start of the reporting period — that it was delaying the projected delivery date of its 787 Dreamliner aircraft by six months. On the long side, Darden Restaurants, Inc. was a contributor to Fund performance; the company posted slightly better-than-expected sales and earnings.

What areas detracted from Fund performance?

In the challenging environment that prevailed during the reporting period, the Fund was hampered by its net long position, which had been roughly 25% at the start of the period. Long exposure in the information technology sector was particularly damaging, with financials and consumer discretionary also working against Fund performance. Individual detractors from Fund performance included digital information storage provider EMC Corp. and networking equipment maker Cisco Systems, Inc., both of which fell due to fears of reduced enterprise spending on information technology. The Fund’s short position in UBS AG, Switzerland’s largest bank, also fared poorly. Although the company had written down more than $37 billion because of bad subprime-mortgage-related investments, the stock rallied on the news that UBS had raised capital to shore up its balance sheet and was considering breaking itself into several parts to unlock shareholder value.

What is your outlook for the near term?

Given the Federal Reserve’s unprecedented interventions to stimulate the economy, we expect the stock market to perform better for the remainder of 2008, albeit with continued volatility along the way. Accordingly, we moved to a net long position of roughly 35% at the end of April, which is toward the upper end of our normal range. The Fund’s highest net long exposures are in information technology and consumer discretionary. We are carrying a slightly net short exposure to materials, where we think valuations have become overly rich and underlying commodity prices could weaken because of slowing global economic growth.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Christopher Baggini, CFA, and Douglas Burtnick, CFA

146 Semiannual Report 2008

Fund Performance	Nationwide U.S. Growth Leaders Long-Short Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six				Expense
		Month*	1 Yr.	5 Yr.	10 Yr.[1]	Ratio**

Class A2	w/o SC3	-3.34%	5.77%	9.78%	8.09%	2.49%
	w/SC4	-8.93%	-0.34%	8.49%	7.45%

Class B2	w/o SC3	-3.64%	5.07%	8.95%	7.63%	3.23%
	w/SC5	-8.46%	0.07%	8.66%	7.63%

Class C6	w/o SC3	-3.64%	5.12%	8.97%	7.25%	3.23%
	w/SC7	-4.61%	4.12%	8.97%	7.25%

Class R8,10		-3.54%	5.42%	9.46%	7.94%	2.93%

Institutional Class[9,10]		-3.23%	5.98%	9.99%	8.19%	2.23%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	The Fund’s predecessor Fund, the Montgomery Partners Long-Short Equity Plus Fund, commenced operations for its Class C shares and Class R shares on December 31, 1997, and commenced operations for its Class A shares and Class B shares on October 31, 2001. As of June 23, 2003, the Gartmore Long-Short Equity Plus Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Montgomery Partners Long-Short Equity Plus Fund. At that time the Gartmore Long-Short Equity Plus Fund took on the performance of the Montgomery Partners Long-Short Equity Plus Fund.

[2]	These returns through October 31, 2001 include the performance of the Class R shares of the Fund’s predecessor fund, and, for periods from November 1, 2001 to June 22, 2003, the returns for the Class A and Class B shares include the performance of the Class A and Class B shares, respectively, of the Fund’s predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class B shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities and Class A shares had the same expenses after waivers and reimbursements. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class B shares; if these fees were reflected, the performance for Class B shares would have been lower.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns through June 22, 2003 include the performance of the Class C shares of the Fund’s predecessor fund.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns for the period through October 31, 2001 include the performance of the Class R shares of the Fund’s predecessor fund, for the period from November 1, 2001 through June 22, 2003 include the performance of the Class B shares of the Fund’s predecessor fund and for the period from June 23, 2003 to December 31, 2003 (prior to the creation of the Fund’s Class R shares in February 27, 2004) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, Class B shares’ average annual total returns are similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[9]	These returns for the period through October 31, 2001 include the performance of the Institutional Class shares of the Fund’s predecessor fund, for the period from November 1, 2001 through June 22, 2003 include the performance of the Class B shares of the Fund’s predecessor fund and for the period from June 23, 2003 to December 31, 2003 (prior to the creation of the Fund’s Institutional Class shares on June 29, 2004) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, Class B shares’ average annual total returns are similar to what Institutional Class shares would have produced because the Institutional Class shares will invest in the same portfolio of securities as Class B shares.

[10]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide U.S. Growth Leaders Long-Short Fund, the Citigroup U.S. Domestic 3-Month T Bill Index(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/08. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Citigroup U.S. Domestic 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Semiannual Report 2008 147

Shareholder	Nationwide U.S. Growth Leaders Long-Short Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period $	During Period
			Account Value $	Account Value $	11/01/07 -	11/01/07 -
Nationwide U.S. Growth Leaders Long-Short Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	966.60	9.88	2.02
	Hypothetical	(b)	1,000.00	1,014.82	10.12	2.02

Class B Shares	Actual		1,000.00	963.60	13.43	2.75
	Hypothetical	(b)	1,000.00	1,011.19	13.75	2.75

Class C Shares	Actual		1,000.00	963.60	13.43	2.75
	Hypothetical	(b)	1,000.00	1,011.19	13.75	2.75

Class R Shares	Actual		1,000.00	964.60	12.07	2.47
	Hypothetical	(b)	1,000.00	1,012.58	12.36	2.47

Institutional Class Shares	Actual		1,000.00	967.70	8.51	1.74
	Hypothetical	(b)	1,000.00	1,016.21	8.72	1.74

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

148 2008 Semiannual Report

Portfolio Summary	Nationwide U.S. Growth Leaders Long-Short Fund Long Positions
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks — Long Positions	72.2%
Repurchase Agreements	20.7%
Exchange Traded Funds — Long Positions	3.7%
Other assets in excess of liabilities	3.4%

100.0%

Top Industries

Communications Equipment	7.6%
Capital Markets	5.4%
Semiconductors & Semiconductor Equipment	4.8%
Oil, Gas & Consumable Fuels	4.6%
Software	3.9%
Hotels, Restaurants & Leisure	3.8%
Aerospace & Defense	3.7%
Specialty Retail	3.6%
Biotechnology	3.6%
Health Care Equipment & Supplies	3.3%
Other	55.7%

100.0%

Top Holdings*

UltraShort Dow30 ProShares	2.2%
Devon Energy Corp.	2.1%
QUALCOMM, Inc.	2.0%
Baxter International, Inc.	2.0%
Wal-Mart Stores, Inc.	2.0%
Transocean, Inc.	2.0%
Oracle Corp.	1.9%
Precision Castparts Corp.	1.9%
Monsanto Co.	1.8%
Gilead Sciences, Inc.	1.8%
Other	80.3%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

Semiannual Report 2008 149

Portfolio Summary	Nationwide U.S. Growth Leaders Long-Short Fund Short Positions
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks — Short Positions	26.0%
Exchange Traded Funds — Short Positions	2.9%
Other	71.1%

100.0%

Top Industries

Capital Markets	2.0%
Metals & Mining	1.9%
Chemicals	1.8%
Oil, Gas & Consumable Fuels	1.7%
Diversified Financial Services	1.5%
Electronic Equipment & Instruments	1.3%
Diversified Consumer Services	1.1%
Life Sciences Tools & Services	1.1%
Software	1.1%
Computers & Peripherals	1.0%
Other	86.3%

100.0%

Top Holdings

Energy Select Sector SPDR Fund	2.9%
Bank of America Corp.	1.5%
Agnico-Eagle Mines Ltd.	1.1%
Career Education Corp.	1.1%
Celestica, Inc.	1.1%
Millipore Corp.	1.1%
Applied Materials, Inc.	1.0%
Ecolab, Inc.	1.0%
Infosys Technologies Ltd. ADR	1.0%
Quicksilver Resources, Inc.	1.0%
Other	87.2%

100.0%

150 2008 Semiannual Report

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide U.S. Growth Leaders Long-Short Fund

Common Stocks — Long Positions (72.2%) (a)
	Shares or
	Principal Amount	Value

Aerospace & Defense (3.7%)
Precision Castparts Corp.	24,170	$2,841,425
Raytheon Co.	39,700	2,539,609

		5,381,034

Biotechnology (3.6%)
Gilead Sciences, Inc.*	50,220	2,599,387
ImClone Systems, Inc.*	32,700	1,525,455
United Therapeutics Corp.*	13,360	1,128,920

		5,253,762

Capital Markets (5.4%)
Goldman Sachs Group, Inc. (The)	8,700	1,664,919
Invesco Ltd.	96,750	2,481,637
Morgan Stanley	47,400	2,303,640
Waddell & Reed Financial, Inc., Class A	43,700	1,479,682

		7,929,878

Chemicals (2.8%)
Celanese Corp., Series A	32,600	1,458,850
Monsanto Co.	23,259	2,651,991

		4,110,841

Commercial Bank (0.9%)
TCF Financial Corp.	79,000	1,374,600

Communications Equipment (7.6%)
Cisco Systems, Inc.*	72,630	1,862,233
Juniper Networks, Inc.*	70,450	1,945,829
Nokia OYJ ADR — FI	37,900	1,139,653
QUALCOMM, Inc.	68,900	2,975,791
Research In Motion Ltd.*	19,200	2,335,296
Riverbed Technology, Inc.*	61,100	835,237

		11,094,039

Computers & Peripherals (1.8%)
EMC Corp.*	94,100	1,449,140
NetApp, Inc.*	46,610	1,127,962

		2,577,102

Consumer Finance (1.4%)
Capital One Financial Corp.	37,500	1,987,500

Diversified Consumer Services (1.6%)
Capella Education Co.*	19,760	1,274,322
ITT Educational Services, Inc.*	13,300	1,019,578

		2,293,900

Diversified Financial Services (1.0%)
IntercontinentalExchange, Inc.*	9,150	1,419,623

Energy Equipment & Services (2.6%)
Nabors Industries Ltd.*	22,800	855,912
Transocean, Inc.*	19,645	2,896,852

		3,752,764

Food & Staples Retailing (3.0%)
CVS Caremark Corp.	34,870	1,407,702
Wal-Mart Stores, Inc.	50,120	2,905,957

		4,313,659

Food Products (0.2%)
Kraft Foods, Inc., Class A	10,525	332,906

Health Care Equipment & Supplies (3.3%)
Baxter International, Inc.	47,020	2,930,286
Hologic, Inc.*	66,640	1,945,222

		4,875,508

Health Care Providers & Services (0.6%)
Humana, Inc.*	16,900	807,651

Hotels, Restaurants & Leisure (3.8%)
Darden Restaurants, Inc.	50,550	1,798,569
McDonald’s Corp.	38,400	2,287,872
WMS Industries, Inc.*	41,400	1,498,266

		5,584,707

Household Durables (0.6%)
KB Home	39,000	877,500

Household Products (0.9%)
Colgate-Palmolive Co.	19,050	1,346,835

Internet & Catalog Retail (0.5%)
priceline.com, Inc.*	5,700	727,548

Internet Software & Services (1.8%)
Akamai Technologies, Inc.*	31,300	1,119,601
Google, Inc., Class A*	2,700	1,550,583

		2,670,184

IT Services (1.8%)
Alliance Data Systems Corp.*	13,700	786,517
Cognizant Technology Solutions Corp., Class A*	58,650	1,891,463

		2,677,980

Semiannual Report 2008 151

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide U.S. Growth Leaders Long-Short Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Life Sciences Tools & Services (1.5%)
Thermo Fisher Scientific, Inc.*	39,000	$2,256,930

Machinery (1.9%)
Caterpillar, Inc.	13,600	1,113,568
Deere & Co.	19,550	1,643,569

		2,757,137

Metals & Mining (0.8%)
Freeport-McMoRan Copper & Gold, Inc.	10,200	1,160,250

Oil, Gas & Consumable Fuels (4.6%)
Cabot Oil & Gas Corp.	25,200	1,435,644
Devon Energy Corp.	26,600	3,016,440
Exxon Mobil Corp.	15,700	1,461,199
Range Resources Corp.	12,810	850,328

		6,763,611

Pharmaceutical (1.1%)
Teva Pharmaceutical Industries Ltd. ADR — IL	34,200	1,599,876

Road & Rail (1.1%)
Union Pacific Corp.	10,600	1,539,014

Semiconductors & Semiconductor Equipment (4.8%)
Altera Corp.	100,550	2,139,704
Linear Technology Corp.	22,700	793,592
Marvell Technology Group Ltd.*	192,300	2,490,285
ON Semiconductor Corp.*	102,500	765,675
Texas Instruments, Inc.	26,000	758,160

		6,947,416

Software (3.9%)
McAfee, Inc.*	64,050	2,129,662
Oracle Corp.*	136,300	2,841,855
Symantec Corp.*	42,000	723,240

		5,694,757

Specialty Retail (3.6%)
J Crew Group, Inc.*	39,900	1,895,250
Pacific Sunwear of California, Inc.*	110,530	1,482,207
Ross Stores, Inc.	57,200	1,915,629

		5,293,086

Total Common Stocks — Long Positions		105,401,598

Exchange Traded Funds — Long Positions (3.7%)
UltraShort Dow30 ProShares	60,720	3,144,689
UltraShort Russell2000 ProShares	29,400	2,197,356

Total Exchange Traded Funds — Long Positions		5,342,045

Repurchase Agreements (20.7%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $23,082,637, collateralized by U.S. Government Agency Mortgages ranging 4.00% – 6.13%, maturing 05/30/08 – 10/05/26; total market value of $23,543,047	$23,081,418	23,081,418
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $7,206,670, collateralized by U.S. Government Agency Mortgages ranging 4.60% – 4.85%, maturing 09/01/35; total market value of $7,350,405	7,206,280	7,206,280

Total Repurchase Agreements		30,287,698

Total Investments (Cost $135,431,643) (b) — 96.6%		141,031,341

Other assets in excess of liabilities — 3.4%		4,979,774

NET ASSETS — 100.0%		$146,011,114

*	Denotes a non-income producing security.

(a)	All long positions held as collateral for securities sold short.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

FI	Finland

IL	Israel

See accompanying notes to financial statements.

152 2008 Semiannual Report

Statement of Securities Sold Short
April 30, 2008 (Unaudited)

Nationwide U.S. Growth Leaders Long-Short Fund

Common Stocks — Short Positions (26.0%)
	Principal
	Amount	Value

Capital Markets (2.0%)
Piper Jaffray Cos., Inc.*	19,400	$722,844
T. Rowe Price Group, Inc.	19,800	1,159,488
UBS AG*	32,697	1,098,292

		2,980,624

Chemicals (1.8%)
Ecolab, Inc.	32,640	1,500,134
Nalco Holding Co.	52,900	1,216,171
		2,716,305

Commercial Bank (0.6%)
M&T Bank Corp.	8,800	820,424

Commercial Services & Supplies (0.7%)
Avery Dennison Corp.	22,300	1,074,637

Communications Equipment (0.5%)
Alcatel-Lucent ADR — FR	103,300	689,011

Computers & Peripherals (1.0%)
Sun Microsystems, Inc.*	95,880	1,501,481

Diversified Consumer Services (1.1%)
Career Education Corp.*	81,490	1,642,024

Diversified Financial Services (1.5%)
Bank of America Corp.	56,500	2,121,010

Electronic Equipment & Instruments (1.3%)
Celestica, Inc.*	164,600	1,542,302
Echelon Corp.*	28,610	322,149

		1,864,451

Energy Equipment & Services (0.7%)
ENSCO International, Inc.	15,900	1,013,307

Food & Staples Retailing (1.0%)
Whole Foods Market, Inc.	44,100	1,439,424

Food Products (0.2%)
Kraft Foods, Inc., Class A	10,525	332,906

Health Care Providers & Services (0.7%)
Psychiatric Solutions, Inc.*	31,200	1,082,952

Hotels, Restaurants & Leisure (0.6%)
Boyd Gaming Corp.	42,900	804,375

Industrial Conglomerate (0.9%)
General Electric Co.	38,900	1,272,030

IT Services (1.0%)
Infosys Technologies Ltd. ADR — IN	33,200	1,450,508

Life Sciences Tools & Services (1.1%)
Millipore Corp.*	22,900	1,605,290

Metals & Mining (1.9%)
Agnico-Eagle Mines Ltd.	26,200	1,636,190
Newmont Mining Corp.	24,200	1,069,882

		2,706,072

Multiline Retail (0.7%)
J.C. Penney Co., Inc.	25,100	1,066,750

Oil, Gas & Consumable Fuels (1.7%)
Denbury Resources, Inc.*	34,700	1,060,432
Quicksilver Resources, Inc.*	35,700	1,481,193

		2,541,625

Pharmaceutical (0.5%)
Mylan, Inc.	56,600	745,422

Semiconductors & Semiconductor Equipment (1.0%)
Applied Materials, Inc.	78,250	1,460,145

Software (1.1%)
Blackbaud, Inc.	34,500	810,405
Nuance Communications, Inc.*	39,200	794,976

		1,605,381

Specialty Retail (0.8%)
AnnTaylor Stores Corp.*	44,900	1,135,970

Trading Companies & Distributors (0.7%)
Fastenal Co.	21,000	1,025,010

Wireless Telecommunication Services (0.9%)
Sprint Nextel Corp.	162,360	1,297,256

Total Common Stocks — Short Positions (Proceeds $36,309,210)		37,994,390

Exchange Traded Fund — Short Positions (2.9%)
Energy Select Sector SPDR Fund	51,900	4,242,306

Total Securities Sold Short
(Proceeds $40,040,265) (a) — 28.9%		$42,236,696

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

IN	India

FR	France

See Accompanying Notes to Financial Statements

Semiannual Report 2008 153

Statement of Assets and Liabilities
April 30, 2008 (Unaudited)

Nationwide
U.S. Growth Leaders
Long-Short Fund

Assets:
Investments, at value ($105,143,945)	$110,743,643
Repurchase agreements, at cost and value	30,287,698

Total Investments	141,031,341

Cash	43,783,117
Interest and dividends receivable	166,636
Receivable for capital shares issued	741,039
Receivable for investments sold	11,255,220
Prepaid expenses and other assets	57,984

Total Assets	197,035,337

Liabilities:
Payable for investments purchased	8,493,176
Payable for capital shares redeemed	81,518
Securities sold short, at value (Proceeds $40,040,265)	42,236,696
Accrued expenses and other payables:
Investment advisory fees	148,541
Fund administration and transfer agent fees	13,198
Distribution fees	43,224
Administrative servicing fees	4,046
Compliance program costs (Note 3)	1,717
Other	2,107

Total Liabilities	51,024,223

Net Assets	$146,011,114

Represented by:
Capital	$152,372,267
Accumulated net investment loss	(88,974)
Accumulated net realized losses from investment transactions	(9,675,446)
Net unrealized appreciation/(depreciation) on investments	3,403,267

Net Assets	$146,011,114

Net Assets:
Class A Shares	$91,134,760
Class B Shares	2,583,725
Class C Shares	27,955,949
Class R Shares	1,282
Institutional Class Shares	24,335,398

Total	$146,011,114

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,943,042
Class B Shares	232,415
Class C Shares	3,333,703
Class R Shares	114
Institutional Class Shares	2,111,695

Total	13,620,969

See accompanying notes to financial statements.

154 Semiannual Report 2008

	Nationwide
	U.S. Growth Leaders
	Long-Short Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.47
Class B Shares (a)	$11.12
Class C Shares (b)	$8.39
Class R Shares	$11.27	(c)
Institutional Class Shares	$11.52
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.17

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at April 30, 2008. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See accompanying notes to financial statements.

2008 Semiannual Report 155

Statement of Operations
For the six months ended April 30, 2008 (Unaudited)

Nationwide U.S.
Growth Leaders
Long-Short Fund

INVESTMENT INCOME:
Interest income	$1,053,295
Dividend income	382,466

Total Income	1,435,761

Expenses:
Investment advisory fees	943,919
Fund administration and transfer agent fees	94,508
Distribution fees Class A	92,031
Distribution fees Class B	12,106
Distribution fees Class C	131,697
Distribution fees Class R	3
Administrative servicing fees Class A	3,343
Administrative servicing fees Class R	1
Dividend expense for securities sold short	171,516
Registration and filing fees	19,340
Trustee fees	3,182
Compliance program costs (Note 3)	114
Custodian fees	5,037
Other	26,907

Total expenses before waived expenses	1,503,704
Earnings credit (Note 5)	(863)
Expenses voluntarily reduced by Investment Adviser	(157,320)
Expenses voluntarily waived by Administrator	(4,306)

Net Expenses	1,341,215

Net Investment Income	94,546

REALIZED/UNREALIZED (LOSSES) FROM INVESTMENTS:
Realized losses on investment transactions	(2,670,925)
Net change in unrealized appreciation/ (depreciation) on investments	(1,173,944)

Net realized/unrealized losses on investments	(3,844,869)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,750,323)

See accompanying notes to financial statements.

156 Semiannual Report 2008

Statements of Changes in Net Assets

	Nationwide U.S. Growth Leaders
	Long-Short Fund

	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007
	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$94,546	$887,009
Net realized gains (losses) on investment transactions	(2,670,925)	10,563,720
Net change in unrealized appreciation/(depreciation) on investments	(1,173,944)	2,315,932

Change in net assets resulting from operations	(3,750,323)	13,766,661

Distributions to Shareholders From:
Net investment income:
Class A	(136,228)	(619,339)
Class B	–	(11,187)
Class C	(8,240)	(448,019)
Class R	(1)	(12)
Institutional Class	(71,688)	(302,652)

Change in net assets from shareholder distributions	(216,157)	(1,381,209)

Change in net assets from capital transactions	54,033,303	(14,316,627)

Change in net assets	50,066,823	(1,931,175)

Net Assets:
Beginning of period	95,944,291	97,875,466

End of period	$146,011,114	$95,944,291

Accumulated net investment income (loss) at end of period	$(88,974)	$32,637

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$71,129,181	$18,686,817
Dividends reinvested	93,374	269,844
Cost of shares redeemed (a)	(23,025,886)	(28,354,193)

Total Class A	48,196,669	(9,397,532)

Class B Shares
Proceeds from shares issued	511,849	1,223,852
Dividends reinvested	–	2,671
Cost of shares redeemed	(83,096)	(222,720)

Total Class B	428,753	1,003,803

Class C Shares
Proceeds from shares issued	7,101,928	5,372,757
Dividends reinvested	2,114	96,739
Cost of shares redeemed (a)	(2,943,608)	(21,071,582)

Total Class C	4,160,434	(15,602,086)

See accompanying notes to financial statements.

2008 Semiannual Report 157

Statements of Changes in Net Assets (Continued)

	Nationwide U.S. Growth Leaders
	Long-Short Fund

	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R Shares
Dividends reinvested	$1	$12

Total Class R	1	12

Institutional Class Shares
Proceeds from shares issued	4,836,920	11,648,316
Dividends reinvested	71,684	302,652
Cost of shares redeemed	(3,661,158)	(2,271,792)

Total Institutional Class	1,247,446	9,679,176

Change in net assets from capital transactions:	$54,033,303	$(14,316,627)

SHARE TRANSACTIONS:
Class A Shares
Issued	6,152,298	1,666,920
Reinvested	7,950	24,864
Redeemed	(2,006,116)	(2,633,289)

Total Class A Shares	4,154,132	(941,505)

Class B Shares
Issued	45,339	111,907
Reinvested	–	254
Redeemed	(7,377)	(20,972)

Total Class B Shares	37,962	91,189

Class C Shares
Issued	836,782	673,853
Reinvested	241	12,241
Redeemed	(348,558)	(2,661,235)

Total Class C Shares	488,465	(1,975,141)

Class R Shares
Reinvested	– (b)	1

Total Class R Shares	– (b)	1

Institutional Class Shares
Issued	416,935	1,064,593
Reinvested	6,073	27,675
Redeemed	(313,035)	(206,202)

Total Institutional Class Shares	109,973	886,066

Total change in shares:	4,790,532	(1,939,390)

(a)	Includes redemption fees — see Note 4 to Financial Statements.

(b)	Amount less than 1 share.

See accompanying notes to financial statements.

158 Semiannual Report 2008

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide U.S. Growth Leaders Long-Short Fund

		Investment Activities			Distributions					Ratios / Supplemental Data

												Ratio of
												Expenses
			Net Realized									(Prior to
			and								Ratio of Net	Reimbursements)
	Net Asset	Net	Unrealized	Total					Net Assets	Ratio of	Investment	to Average
	Value,	Investment	Gains	from	Net		Net Asset		at End of	Expenses	Income (Loss)	Net Assets
	Beginning	Income	(Losses) on	Investment	Investment	Total	Value, End	Total	Period	to Average	to Average	(Includes Dividend	Dividend	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Distributions	of Period	Return (a)(b)	(000’s)	Net Assets (c)	Net Assets (c)	Expense)(c)(d)	Expense	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$11.89	0.01	(0.41)	(0.40)	(0.02)	(0.02)	$11.47	(3.34%)	$91,135	2.02%	0.22%	2.27%	0.27%	304.65%
Year Ended October 31, 2007(f)	$10.30	0.14	1.62	1.76	(0.17)	(0.17)	$11.89	17.26%	$45,037	2.53%	1.25%	2.69%	0.69%	608.98%
Year Ended October 31, 2006	$9.83	0.11	0.41	0.52	(0.05)	(0.05)	$10.30	5.27%	$48,717	2.59%	1.16%	2.61%	0.56%	739.31%
Year Ended October 31, 2005	$9.56	(0.02)	0.59	0.57	(0.30)	(0.30)	$9.83	6.09%	$33,828	2.81%	(0.18%)	2.91%	0.64%	827.26%
Year Ended October 31, 2004	$12.00	0.11	0.77	0.88	(3.32)	(3.32)	$9.56	9.03%	$24,411	3.27%	(1.65%)	3.33%	1.06%	577.36%
Period Ended October 31, 2003(h)	$10.95	(0.07)	1.12	1.05	–	–	$12.00	9.59%	$29,468	3.23%	(1.77%)	(g)	1.65%	126.69%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$11.54	(0.02)	(0.40)	(0.42)	–	–	$11.12	(3.64%)	$2,584	2.75%	(0.41%)	3.00%	0.27%	304.65%
Year Ended October 31, 2007(f)	$10.01	0.05	1.58	1.63	(0.10)	(0.10)	$11.54	16.37%	$2,244	3.29%	0.42%	3.48%	0.69%	608.98%
Year Ended October 31, 2006	$9.59	0.03	0.40	0.43	(0.01)	(0.01)	$10.01	4.53%	$1,033	3.33%	0.42%	3.35%	0.56%	739.31%
Year Ended October 31, 2005	$9.38	(0.09)	0.58	0.49	(0.28)	(0.28)	$9.59	5.33%	$814	3.53%	(0.90%)	3.62%	0.64%	827.26%
Year Ended October 31, 2004	$11.88	0.22	0.58	0.80	(3.30)	(3.30)	$9.38	8.22%	$653	3.89%	(2.30%)	3.96%	1.06%	577.36%
Period Ended October 31, 2003(h)(f)	$10.86	(0.10)	1.12	1.02	–	–	$11.88	9.39%	$414	3.98%	(2.54%)	(g)	1.65%	126.69%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$8.71	(0.02)	(0.30)	(0.32)	– (k)	–	$8.39	(3.64%)	$27,956	2.75%	(0.41%)	3.00%	0.27%	304.65%
Year Ended October 31, 2007(f)	$7.59	0.05	1.19	1.24	(0.12)	(0.12)	$8.71	16.44%	$24,768	3.24%	0.57%	3.39%	0.69%	608.98%
Year Ended October 31, 2006	$7.29	0.03	0.30	0.33	(0.03)	(0.03)	$7.59	4.48%	$36,586	3.33%	0.47%	3.35%	0.56%	739.31%
Year Ended October 31, 2005	$7.21	(0.05)	0.42	0.37	(0.29)	(0.29)	$7.29	5.35%	$19,372	3.55%	(0.81%)	3.65%	0.64%	827.26%
Year Ended October 31, 2004	$9.88	0.64	(0.01)	0.63	(3.30)	(3.30)	$7.21	8.20%	$2,641	3.90%	(2.29%)	3.99%	1.06%	577.36%
Period Ended October 31, 2003(h)	$9.03	(0.08)	0.93	0.85	–	–	$9.88	9.41%	$1,487	3.98%	(2.52%)	(g)	1.65%	126.69%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	There were no fee reductions during the period.
(h)	For the period from July 1, 2003 (commencement of operations) through October 31, 2003.
(i)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(k)	The amount is less than $0.005.

See accompanying notes to financial statements.

2008 Semiannual Report 159

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide U.S. Growth Leaders Long-Short Fund (Continued)

		Investment Activities			Distributions					Ratios / Supplemental Data

												Ratio of
												Expenses
			Net Realized									(Prior to
			and								Ratio of Net	Reimbursements)
	Net Asset	Net	Unrealized	Total					Net Assets	Ratio of	Investment	to Average
	Value,	Investment	Gains	from	N et		Net Asset		at End of	Expenses	Income (Loss)	Net Assets
	Beginning	Income	(Losses) on	Investment	Investment	Total	Value, End	Total	Period	to Average	to Average	(Includes Dividend	Dividend	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Distributions	of Period	Return (a)(b)	(000’s)	Net Assets (c)	Net Assets (c)	Expense)(c)(d)	Expense	Turnover (e)

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$11.69	(0.01)	(0.40)	(0.41)	(0.01)	(0.01)	$11.27	(3.54%)	$1	2.47%	(0.12%)	2.76%	0.27%	304.65%
Year Ended October 31, 2007(f)	$10.11	0.09	1.60	1.69	(0.11)	(0.11)	$11.69	16.78%	$1	2.88%	0.85%	3.08%	0.69%	608.98%
Year Ended October 31, 2006	$9.68	0.08	0.40	0.48	(0.05)	(0.05)	$10.11	4.91%	$1	2.96%	0.77%	2.99%	0.56%	739.31%
Year Ended October 31, 2005	$9.41	(0.03)	0.59	0.56	(0.29)	(0.29)	$9.68	6.16%	$1	2.82%	(0.20%)	2.86%	0.64%	827.26%
Period Ended October 31, 2004(i)	$9.21	(0.11)	0.31	0.20	–	–	$9.41	2.17%	$1	3.32%	(1.74%)	3.36%	1.06%	577.36%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$11.94	0.04	(0.42)	(0.38)	(0.04)	(0.04)	$11.52	(3.23%)	$24,335	1.74%	0.61%	1.99%	0.27%	304.65%
Year Ended October 31, 2007(f)	$10.34	0.15	1.65	1.80	(0.20)	(0.20)	$11.94	17.60%	$23,894	2.25%	1.40%	2.43%	0.69%	608.98%
Year Ended October 31, 2006	$9.85	0.11	0.44	0.55	(0.06)	(0.06)	$10.34	5.60%	$11,538	2.33%	1.50%	2.35%	0.56%	739.31%
Year Ended October 31, 2005	$9.57	(0.05)	0.63	0.58	(0.30)	(0.30)	$9.85	6.27%	$3,877	2.56%	0.19%	2.67%	0.64%	827.26%
Period Ended October 31, 2004(j)	$9.28	(0.02)	0.31	0.29	–	–	$9.57	3.12%	$331	2.24%	(0.52%)	2.43%	1.06%	577.36%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	There were no fee reductions during the period.
(h)	For the period from July 1, 2003 (commencement of operations) through October 31, 2003.
(i)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(k)	The amount is less than $0.005.

See accompanying notes to financial statements.

160 Semiannual Report 2008

Nationwide Tax-Free Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Tax-Free Income Fund (Class A at NAV) returned 1.32% versus 1.48% for its benchmark, the Lehman Brothers (LB) Municipal Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of General Municipal Debt Funds (consisting of 245 funds as of April 30, 2008) was -0.10% for the same time period.

Can you describe the market environment during the reporting period?

Issuance of municipal bonds declined during the reporting period, with issuers selling $196.1 billion worth — down 15% from the same period in the previous year. With the exception of April, issuance declined every month of the reporting period. April’s volume was the busiest on record, and the spike in volume was largely due to refinancing of auction-rate securities (ARS) — corporate or municipal bonds with a long-term nominal maturity whose interest rate is reset by broker-dealers submitting bids to an auction agent on behalf of current or prospective investors. The ARS market is being refinanced rapidly, with most issues expected to be placed by the end of July 2008, after a period of extremely limited liquidity. The collapse of the ARS market represented only one of the problems that beset the municipal-bond market during the volatile reporting period. The downgrades of monoline bond insurers (companies that specialize in providing liquidity and financial protection to those who issue and invest in bonds) also spurred selling pressures. Wider spreads and underperformance versus Treasury securities resulted, as taxable-bond investors sought to protect assets during the subprime-mortgage-induced credit crunch by buying Treasury bonds. Municipal-bond investors adjusted their holdings to account for past and potential future downgrades in the credit quality of the monolines. Municipal bonds, however, should perform well over time despite these pressures and the continued budgetary concerns brought on by weakening economies.

Property and casualty insurance company demand for municipal bonds was lower during the reporting period, while capital from leveraged investments and real money buyers seeking tax-exempt income continued to drive prices higher. On the economic front, growth slowed considerably, limited by continued weakness in the housing market. During the reporting period, the Federal Reserve Board reduced the target federal funds rate from 4.50% to 2.00%, citing that financial markets remain under considerable stress and that tight credit conditions and the deepening housing contraction are likely to weigh on economic growth during the next few quarters.

What areas of investment provided the most positive relative returns for the Fund?

According to the benchmark index, investors who locked in five-year-duration bonds received the greatest return of 3.43%. Intermediate-duration bonds maturing in 10 years returned 2.31%, while long-duration bonds maturing in 22+ years returned -1.36%. The effective duration of the Fund is 7.14 years, shorter than the 7.81 of the benchmark index. The shorter duration of the Fund provided the most positive return.

What areas detracted from Fund performance?

The lower-quality, longer-duration securities segment detracted from Fund performance. In uncertain, somewhat volatile periods, this segment tends to underperform as investors become more risk-averse.

What is your outlook for the near term?

We believe the outlook for municipal bonds is good; demand for this asset class has remained constant, and supply is expected to remain close to 2007 levels. We believe credit spreads will narrow and the yield curve (a plotted graph line of the yields or interest rates on long-term and short-term maturity bonds) will become steeper.

The Fund’s strategy is to continue to monitor market developments and to use any opportunity to redeploy assets further out on the yield curve to bring asset allocation closer in line with that of the benchmark index. We plan to use any new money to purchase longer-term municipal bonds, as long as we believe the risk is compensated.

Subadviser:
Nationwide Asset Management, LLC

Portfolio Manager:
Alpha Benson

2008 Semiannual Report 161

Fund Performance	Nationwide Tax-Free Income Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six				Expense
		Month*	1 Yr.	5 Yr.	10 Yr.	Ratio**

Class A1	w/o SC2	1.32%	1.86%	3.29%	4.19%	0.93%
	w/SC3	-2.95%	-2.46%	2.40%	3.74%

Class B4	w/o SC2	0.94%	1.10%	2.53%	3.49%	1.68%
	w/SC5	-3.96%	-3.72%	2.18%	3.49%

Class C6	w/o SC2	0.94%	1.10%	2.52%	3.66%	1.68%
	w/SC7	-0.04%	0.14%	2.52%	3.66%

Class D8	w/o SC2	1.34%	2.02%	3.53%	4.44%	0.68%
	w/SC9	-3.20%	-2.57%	2.58%	3.96%

Class X1	w/o SC2	0.92%	1.16%	2.68%	3.56%	1.53%
	w/SC5	-3.98%	-3.67%	2.33%	3.56%

Class Y1	w/o SC2	0.92%	1.16%	2.65%	3.72%	1.53%
	w/SC7	-0.06%	0.20%	2.65%	3.72%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Please see the Fund’s most recent prospectus for details.

[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98) and Class Y shares (3/1/01). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class X and Class Y shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.25% front-end sales charge was deducted.

[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C or Class Y shares within the first year after purchase.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Tax-Free Income Fund, the Lehman Brothers Municipal Bond Index (LBMBI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/08. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LBMBI is an unmanaged index of municipal bonds-gives a broad look at how the bond prices on municipal bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

162 Semiannual Report 2008

Shareholder	Nationwide Tax-Free Income Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide Tax-Free Income Fund			11/01/07	04/30/08	11/01/07 - 04/30/08 (a)	11/01/07 - 04/30/08 (a)

Class A Shares	Actual		1,000.00	1,013.20	4.81	0.96
	Hypothetical	(b)	1,000.00	1,020.09	4.82	0.96

Class B Shares	Actual		1,000.00	1,009.40	8.54	1.71
	Hypothetical	(b)	1,000.00	1,016.36	8.57	1.71

Class C Shares	Actual		1,000.00	1,009.40	8.54	1.71
	Hypothetical	(b)	1,000.00	1,016.36	8.57	1.71

Class D Shares	Actual		1,000.00	1,013.40	3.50	0.70
	Hypothetical	(b)	1,000.00	1,021.38	3.52	0.70

Class X Shares	Actual		1,000.00	1,009.20	7.79	1.56
	Hypothetical	(b)	1,000.00	1,017.11	7.82	1.56

Class Y Shares	Actual		1,000.00	1,009.20	7.79	1.56
	Hypothetical	(b)	1,000.00	1,017.11	7.82	1.56

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 163

Portfolio Summary	Nationwide Tax-Free Income Fund
April 30, 2008 (Unaudited)

Asset Allocation

Municipal Bonds	98.5%
Other assets in excess of liabilities	1.5%

100.0%

Top States

Texas	13.2%
Illinois	10.8%
New York	7.4%
Tennessee	6.8%
Alabama	6.6%
Pennsylvania	5.6%
Indiana	5.6%
Michigan	5.4%
Georgia	4.9%
Massachusetts	4.6%
Other	29.1%

100.0%

Top Holdings

Indiana Toll Road Commission Revenue Bonds, 9.00%, 01/01/15	4.8%
Harris County Health Facilities Development Corp Revenue Bonds (SCH Health Care System), Series B, 5.75%, 07/01/27	4.5%
New York Liberty Development Corp. Revenue Bonds (Goldman Sachs Headquarters), 5.25%, 10/01/35	3.7%
Pennsylvania Turnpike Commission Revenue Bonds, Refunded, Series A, 5.25%, 07/15/29	3.3%
Shelby County Health Educational & Housing Facilities Board Revenue Bonds, (St. Judes Childrens Research), 5.38%, 07/01/24	3.2%
Alabama 21st Century Authority Revenue Bonds, 5.50%, 12/01/21	3.0%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 09/01/26	2.8%
State of Michigan General Obligation Unlimited Bonds (Environmental Protection Program), 6.25%, 11/01/12	2.7%
Metropolitan Pier & Exposition Authority Revenue Bonds (McCormick Place Expansion Project), 5.50%, 12/15/24	2.6%
State of Illinois General Obligation Unlimited Bonds, First Series, 5.25%, 05/01/23	2.6%
Other	66.8%

100.0%

164 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Tax-Free Income Fund

Municipal Bonds (98.5%)
	Principal
	Amount	Value

Alabama (6.6%)
Alabama 21st Century Authority Revenue Bonds
5.75%, 12/01/15	$1,500,000	$1,551,390
5.50%, 12/01/21	4,000,000	4,061,880
Auburn University Revenue Bonds, Series A, 5.50%, 06/01/18	1,685,000	1,774,271
City of Birmingham, AL Revenue Bonds, Warrants, Series A, 4.75%, 01/01/29	1,750,000	1,670,078

		9,057,619

Arizona (1.4%)
Mesa Industrial Development Authority Revenue Bonds, (Discovery Health System), Series A, 5.63%, 01/01/29	1,800,000	1,904,256

California (2.2%)
State of California General Obligation Unlimited Bonds, 5.00%, 03/01/26	2,000,000	2,027,000
State of California General Obligation Unlimited Bonds, Refunded, 5.00%, 03/01/21	1,000,000	1,033,930

		3,060,930

District of Columbia (1.3%)
District of Columbia General Obligation Unlimited Bonds, Unrefunded Balance, Series A, 5.50%, 06/01/29	1,775,000	1,810,802

Florida (3.2%)
Florida State Board of Education General Obligation Unlimited Bonds, Refunded (Public Education), Series D, 5.75%, 06/01/22	1,050,000	1,096,904
Tampa Bay Water Florida Utility System Revenue Revenue Bonds, Refunded, 5.50%, 10/01/18	3,000,000	3,333,930

		4,430,834

Georgia (4.9%)
City of Atlanta, Georgia Revenue Bonds, Refunded, Series A, 5.50%, 01/01/26	1,000,000	1,059,260
Georgia Local Government Certificate Of Participation (Grantor Trust), Series A, 4.75%, 06/01/28	991,000	979,594
Municipal Electric Authority of Georgia Revenue Bonds, Prerefunded, Series 2005 V, 6.60%, 01/01/18	55,000	63,549
Municipal Electric Authority of Georgia Revenue Bonds, Prerefunded, Series V, Series - V, 6.60%, 01/01/18	465,000	557,502
Municipal Electric Authority of Georgia Revenue Bonds, Unrefunded Balance, Series 2005 V, 6.60%, 01/01/18	2,230,000	2,610,126
Private Colleges & Universities Authority Revenue Bonds, Refunded (Mercer University Project), Series A, 5.25%, 10/01/25	1,500,000	1,471,425

		6,741,456

Illinois (10.8%)
City of Chicago, Illinois General Obligation Limited Bonds, Series A, 5.38%, 01/01/24	935,000	950,708
Illinois Finance Authority Revenue Bonds, (Adventist Health System/Sunbelt Obligation)
5.50%, 11/15/20	1,750,000	1,842,347
5.65%, 11/15/24	1,500,000	1,582,500
Illinois State Toll Highway Authority Revenue Bonds, Sr. Priority, Series A-2, 5.00%, 01/01/27	2,000,000	2,215,640
Metropolitan Pier & Exposition Authority Revenue Bonds (McCormick Place Expansion Project), 5.50%, 12/15/24	3,500,000	3,604,405

2008 Semiannual Report 165

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Tax-Free Income Fund (Continued)

Municipal Bonds (continued)
	Principal
	Amount	Value

Illinois (continued)

State of Illinois General Obligation Unlimited Bonds, First Series, 5.25%, 05/01/23	$3,425,000	$3,542,512
State of Illinois General Obligation Unlimited Bonds, Refunded, 5.00%, 01/01/21	1,000,000	1,075,820

		14,813,932

Indiana (5.6%)
Ball State University Revenue Bonds, Student Fee, Series J, 6.20%, 07/01/20	1,000,000	1,085,070
Indiana Toll Road Commission Revenue Bonds, 9.00%, 01/01/15	5,335,000	6,598,168

		7,683,238

Kansas (1.2%)
City of Wichita, Kansas Revenue Bonds, Refunded (Facilities Improvement), Series XI, 6.75%, 11/15/19	1,500,000	1,575,780

Louisiana (1.2%)
Tobacco Settlement Financing Corp. Revenue Bonds, Asset-Backed, Series 2001B, 5.88%, 05/15/39	1,750,000	1,630,090

Massachusetts (4.6%)
Commonwealth of Massachusetts General Obligation Limited Bonds, Consumer Loan, Series C, 5.50%, 11/01/15	1,500,000	1,697,190
Commonwealth of Massachusetts General Obligation Limited Bonds, Consumer Loan, Series D, 5.50%, 08/01/19	1,000,000	1,135,620
Commonwealth of Massachusetts General Obligation Limited Bonds, Prerefunded-Consumer Loan, Series B, 5.25%, 03/01/21	95,000	102,056
Commonwealth of Massachusetts General Obligation Unlimited Bonds, Refunded, Series D
5.50%, 10/01/16	1,000,000	1,135,160
5.50%, 10/01/18	2,000,000	2,273,300

		6,343,326

Michigan (5.4%)
Michigan State Hospital Finance Authority Revenue Bonds (Ascension Health Credit), Series A, 5.75%, 11/15/18	2,000,000	2,117,640
Michigan State Hospital Finance Authority Revenue Bonds, (Henry Ford Health Systems), Series A, 6.00%, 11/15/24	1,500,000	1,587,990
State of Michigan General Obligation Unlimited Bonds (Environmental Protection Program), 6.25%, 11/01/12	3,500,000	3,747,695

		7,453,325

Minnesota (1.1%)
St Louis Park Independent School District No. 283 General Obligation Unlimited Bonds,, 5.75%, 02/01/18	1,500,000	1,537,635

Missouri (1.4%)
County of Jackson, Missouri Revenue Bonds, Series A, 5.50%, 12/01/12	1,415,000	1,552,368
Missouri State Environmental Improvement & Energy Resources Authority Revenue Bonds, Unrefunded Balance, Series A, 6.55%, 07/01/14	365,000	366,110

		1,918,478

New Jersey (1.7%)
New Jersey State Turnpike Authority Revenue Bonds, Prerefunded, Series 2005-C, 6.50%, 01/01/16	55,000	63,431

166 Semiannual Report 2008

Municipal Bonds (continued)
	Principal
	Amount	Value

New Jersey (continued)

New Jersey State Turnpike Authority Revenue Bonds, Series C, 6.50%, 01/01/16	$790,000	$911,162
New Jersey State Turnpike Authority Revenue Bonds, Unrefunded, Series 1991-C, 6.50%, 01/01/16	155,000	177,604
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A, 5.75%, 06/15/17	1,000,000	1,134,110

		2,286,307

New York (7.4%)
New York City Transitional Finance Authority Revenue Bonds, Prerefunded-Future Tax, Series B, 5.75%, 11/15/19	795,000	856,287
New York City Transitional Finance Authority Revenue Bonds, Series S-2, 4.50%, 01/15/31	3,000,000	2,852,310
New York City Transitional Finance Authority Revenue Bonds, Unrefunded-Future Tax, Series B, 5.75%, 11/15/19	205,000	220,803
New York Liberty Development Corp. Revenue Bonds (Goldman Sachs Headquarters), 5.25%, 10/01/35	5,000,000	5,162,400
New York Local Government Assistance Corp. Revenue Bonds, Refunded, Series E, 6.00%, 04/01/14	1,000,000	1,111,990

		10,203,790

North Carolina (1.7%)
North Carolina Housing Finance Agency Revenue Bonds, (Single Family), Series AA, 6.25%, 03/01/17	470,000	471,772
North Carolina Medical Care Commission Revenue Bonds, (Firsthealth of the Carolinas), 4.75%, 10/01/26	2,000,000	1,914,680

		2,386,452

Ohio (2.0%)
County of Montgomery, Ohio Revenue Bonds, (Kettering Medical Center), 6.75%, 04/01/18	2,500,000	2,719,300

Pennsylvania (5.6%)
Pennsylvania Turnpike Commission Revenue Bonds, Refunded, Series A, 5.25%, 07/15/29	4,100,000	4,481,505
Philadelphia School District, 5.00%, 06/01/27	3,000,000	3,202,530

		7,684,035

Puerto Rico (2.1%)
Puerto Rico Electric Power Authority Revenue Bonds, Series TT, 5.00%, 07/01/32	3,000,000	2,917,800

South Carolina (3.1%)
City of Greenville, SC Revenue Bonds, 5.25%, 02/01/16	1,685,000	1,794,104
Greenwood Fifty Schools Facilities, Inc Revenue Bonds, Refunded (Greenwood, SC School District), 5.00%, 12/01/20	2,305,000	2,467,802

		4,261,906

Tennessee (6.8%)
Shelby County Health Educational & Housing Facilities Board Revenue Bonds, (St. Judes Childrens Research)
6.00%, 07/01/14	1,000,000	1,056,050
5.38%, 07/01/24	4,200,000	4,405,800
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 09/01/26	4,000,000	3,862,760

		9,324,610

Texas (13.2%)
City of San Antonio, Texas Revenue Bonds, Refunded, 5.00%, 05/15/25	1,000,000	1,021,910
Dallas Area Rapid Transit Revenue Bonds, Refunded, Sr. Lien, 5.00%, 12/01/36	2,000,000	2,027,760

2008 Semiannual Report 167

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Tax-Free Income Fund (Continued)

Municipal Bonds (continued)
	Principal
	Amount	Value

Texas (continued)

Fort Bend Independent School District General Obligation Unlimited Bonds, 5.00%, 02/15/18	$2,300,000	$2,525,492
Harris County Health Facilities Development Corp Revenue Bonds (SCH Health Care System), Series B, 5.75%, 07/01/27	5,325,000	6,150,375
Houston Independent School District General Obligation Limited Bonds, Unrefunded Balance-Refunded, Series A, 4.75%, 02/15/26	185,000	185,253
Leander Independent School District General Obligation Unlimited Bonds, Refunded, 5.00%, 08/15/22	1,000,000	1,028,600
Lower Colorado River Authority Revenue Bonds, Refunded, Jr. Lien, 6.00%, 01/01/17	1,245,000	1,459,389
Texas State Transportation Commission Revenue Bonds, First Tier, 5.00%, 04/01/27	1,500,000	1,548,915
Wichita Falls, Texas Revenue Bonds (Priority Lien), 5.38%, 08/01/19	2,000,000	2,162,820

		18,110,514

Utah (1.8%)
Utah Transit Authority Revenue Bonds, Refunded, Series A, 5.00%, 06/15/31	2,455,000	2,533,437

Vermont (1.5%)
Vermont Educational & Health Buildings Financing Agency Revenue Bonds (Fletcher Allen Health), Series A, 6.00%, 12/01/23	2,000,000	2,108,320

Washington (0.7%)
City of Seattle, Washington Revenue Bonds, Refunded, 5.13%, 03/01/26	1,000,000	1,018,720

Total Municipal Bonds		135,516,892

Total Investments (Cost $130,324,228) (a) — 98.5%		135,516,892

Other assets in excess of liabilities — 1.5%		2,073,345

NET ASSETS — 100.0%		$137,590,237

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

168 Semiannual Report 2008

Distribution of investments, as a percentage of net assets, is as follows:

Industry	Percent	Value

Airport	0.8%	$1,059,260
Development	3.8%	5,162,400
Education	1.8%	2,467,802
Facilities	4.7%	6,456,715
General	2.3%	3,168,674
General Obligation	14.9%	20,531,792
Higher Education	3.2%	4,330,766
Medical	22.2%	30,517,407
Pollution	0.3%	366,110
Power	6.3%	8,627,086
School District	7.0%	9,576,414
Single Family Housing	0.3%	471,772
Tobacco	5.3%	7,243,360
Transportation	15.8%	21,691,733
Utilities	5.6%	7,695,657
Water	4.5%	6,149,944

See accompanying notes to financial statements.

2008 Semiannual Report 169

Statements of Assets and Liabilities
April 30, 2008 (Unaudited)

Nationwide Tax-Free Income Fund

Assets:
Investments, at value (cost $130,324,228)	$135,516,892
Cash	36,651
Interest receivable	2,280,527
Receivable for capital shares issued	3,366
Prepaid expenses and other assets	5,576

Total Assets	137,843,012

Liabilities:
Distributions payable	114,209
Payable for capital shares redeemed	39,129
Accrued expenses and other payables:
Investment advisory fees	56,708
Fund administration and transfer agent fees	23,013
Distribution fees	5,731
Administrative servicing fees	512
Trustee fees	355
Compliance program costs (Note 3)	3,683
Custodian fees	1,742
Other	7,693

Total Liabilities	252,775

Net Assets	$137,590,237

Represented by:
Capital	$132,558,258
Accumulated net investment loss	(161,195)
Accumulated net realized gains on investment transactions	510
Net unrealized appreciation/(depreciation) on investments	5,192,664

Net Assets	$137,590,237

Net Assets:
Class A Shares	$10,224,323
Class B Shares	680,671
Class C Shares	1,871,187
Class D Shares	122,618,360
Class X Shares	2,075,038
Class Y Shares	120,658

Total	$137,590,237

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,019,714
Class B Shares	67,910
Class C Shares	187,068
Class D Shares	12,230,985
Class X Shares	206,989
Class Y Shares	12,073

Total	13,724,739

See accompanying notes to financial statements.

170 Semiannual Report 2008

Nationwide Tax-Free Income Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.03
Class B Shares (a)	$10.02
Class C Shares (b)	$10.00
Class D Shares	$10.02
Class X Shares (a)	$10.02
Class Y Shares (b)	$9.99
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.48
Class D Shares	$10.49

Maximum Sales Charge:
Class A Shares	4.25%

Class D Shares	4.50%

(a)	For Class B and Class X Shares, the redemption price per share varies by length of time shares are held.

(b)	For Class C and Class Y Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying notes to financial statements.

2008 Semiannual Report 171

Statements of Operations
For the six months ended April 30, 2008 (Unaudited)

Nationwide Tax-Free
Income Fund

INVESTMENT INCOME:
Interest income	$3,483,649

Total Income	3,483,649

Expenses:
Investment advisory fees	347,886
Fund administration and transfer agent fees	73,887
Distribution fees Class A	11,922
Distribution fees Class B	3,355
Distribution fees Class C	8,123
Distribution fees Class X	9,146
Distribution fees Class Y	510
Administrative servicing fees Class A	346
Registration and filing fees	27,330
Trustee fees	3,789
Custodian fees	5,890
Other	34,198

Total expenses before waived expenses	526,382
Earnings credit (Note 5)	(2,945)
Expenses voluntarily waived by Administrator	(168)

Net Expenses	523,269

Net Investment Income	2,960,380

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gains on investment transactions	510
Net change in unrealized appreciation/(depreciation) on investments	(986,747)

Net realized/unrealized gains on investments	(986,237)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,974,143

See accompanying notes to financial statements.

172 Semiannual Report 2008

Statements of Changes in Net Assets

	Nationwide Tax-Free Income Fund

	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007
	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$2,960,380	$6,516,952
Net realized gains on investment transactions	510	1,761,252
Net change in unrealized appreciation/(depreciation) on investments	(986,747)	(5,491,478)

Change in net assets resulting from operations	1,974,143	2,786,726

Distributions to Shareholders From:
Net investment income:
Class A	(192,833)	(345,726)
Class B	(11,080)	(25,233)
Class C	(26,802)	(43,114)
Class D	(2,690,091)	(6,009,864)
Class X	(37,163)	(94,165)
Class Y	(2,080)	(4,629)
Net realized gains:
Class A	(116,795)	(16,029)
Class B	(8,388)	(1,412)
Class C	(19,780)	(2,314)
Class D	(1,587,317)	(268,208)
Class X	(27,467)	(5,795)
Class Y	(1,505)	(243)

Change in net assets from shareholder distributions	(4,721,301)	(6,816,732)

Change in net assets from capital transactions	(172,541)	(15,028,085)

Change in net assets	(2,919,699)	(19,058,091)

Net Assets:
Beginning of period	140,509,936	159,568,027

End of period	$137,590,237	$140,509,936

Accumulated net investment loss at end of period	$(161,195)	$(161,526)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,728,555	$1,826,204
Dividends reinvested	237,044	239,366
Cost of shares redeemed (a)	(817,570)	(2,308,530)

Total Class A	2,148,029	(242,960)

Class B Shares
Proceeds from shares issued	22,010	27,531
Dividends reinvested	13,189	18,851
Cost of shares redeemed	(9,810)	(150,054)

Total Class B	25,389	(103,672)

Class C Shares
Proceeds from shares issued	496,206	432,992
Dividends reinvested	7,547	11,787
Cost of shares redeemed	(73,231)	(150,340)

Total Class C	430,522	294,439

Class D Shares
Proceeds from shares issued	1,424,344	2,762,167
Dividends reinvested	3,382,928	4,747,622
Cost of shares redeemed	(7,478,097)	(21,607,877)

Total Class D	(2,670,825)	(14,098,088)

See accompanying notes to financial statements.

2008 Semiannual Report 173

Statements of Changes in Net Assets (Continued)

	Nationwide Tax-Free Income Fund

	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class X Shares
Proceeds from shares issued	$18,145	$141,455
Dividends reinvested	60,195	90,643
Cost of shares redeemed	(176,634)	(1,109,059)

Total Class X	(98,294)	(876,961)

Class Y Shares
Proceeds from shares issued	–	95
Dividends reinvested	3,585	4,822
Cost of shares redeemed	(10,947)	(5,760)

Total Class Y	(7,362)	(843)

Change in net assets from capital transactions:	$(172,541)	$(15,028,085)

SHARE TRANSACTIONS:
Class A Shares
Issued	270,600	177,432
Reinvested	23,544	23,191
Redeemed	(81,131)	(223,856)

Total Class A Shares	213,013	(23,233)

Class B Shares
Issued	2,214	2,635
Reinvested	1,310	1,828
Redeemed	(984)	(14,529)

Total Class B Shares	2,540	(10,066)

Class C Shares
Issued	49,428	42,389
Reinvested	751	1,143
Redeemed	(7,173)	(14,670)

Total Class C Shares	43,006	28,862

Class D Shares
Issued	141,096	267,175
Reinvested	335,948	459,794
Redeemed	(739,955)	(2,095,150)

Total Class D Shares	(262,911)	(1,368,181)

Class X Shares
Issued	1,781	13,681
Reinvested	5,979	8,770
Redeemed	(17,519)	(107,305)

Total Class X Shares	(9,759)	(84,854)

Class Y Shares
Issued	–	9
Reinvested	357	469
Redeemed	(1,079)	(549)

Total Class Y Shares	(722)	(71)

Total change in shares:	(14,833)	(1,457,543)

(a)	Includes redemption fees — see Note 4 to Financial Statements.

See accompanying notes to financial statements.

174 Semiannual Report 2008

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Tax-Free Income Fund

		Investment Activities			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized	Total						Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net		Net Asset		at End of	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total	Period	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.23	0.20	(0.07)	0.13	(0.20)	(0.13)	(0.33)	$10.03	1.32%	$10,224	0.96%	4.05%	0.96%		3.80%
Year Ended October 31, 2007	$10.50	0.43	(0.25)	0.18	(0.43)	(0.02)	(0.45)	$10.23	1.72%	$8,251	0.93%	4.13%	0.93%		39.25%
Year Ended October 31, 2006	$10.49	0.43	0.01	0.44	(0.43)	–	(0.43)	$10.50	4.30%	$8,714	0.95%	4.12%		(f)	1.91%
Year Ended October 31, 2005	$10.67	0.39	(0.18)	0.21	(0.39)	–	(0.39)	$10.49	1.98%	$10,054	0.98%	3.67%		(f)	3.70%
Year Ended October 31, 2004	$10.49	0.43	0.18	0.61	(0.43)	–	(0.43)	$10.67	5.97%	$9,599	0.93%	4.10%		(f)	–
Year Ended October 31, 2003	$10.51	0.44	(0.02)	0.42	(0.44)	–	(0.44)	$10.49	4.09%	$7,580	0.98%	4.20%		(f)	16.91%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.22	0.17	(0.07)	0.10	(0.17)	(0.13)	(0.30)	$10.02	0.94%	$681	1.71%	3.31%	1.71%		3.80%
Year Ended October 31, 2007	$10.50	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	$10.22	0.87%	$668	1.68%	3.38%	1.68%		39.25%
Year Ended October 31, 2006	$10.48	0.35	0.02	0.37	(0.35)	–	(0.35)	$10.50	3.52%	$792	1.70%	3.37%		(f)	1.91%
Year Ended October 31, 2005	$10.67	0.32	(0.20)	0.12	(0.31)	–	(0.31)	$10.48	1.19%	$602	1.73%	2.90%		(f)	3.70%
Year Ended October 31, 2004	$10.48	0.35	0.19	0.54	(0.35)	–	(0.35)	$10.67	5.28%	$370	1.68%	3.36%		(f)	–
Period Ended October 31, 2003 (h)	$10.28	0.06	0.20	0.26	(0.06)	–	(0.06)	$10.48	2.48%	$41	1.72%	3.54%		(f)	16.91%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.20	0.17	(0.07)	0.10	(0.17)	(0.13)	(0.30)	$10.00	0.94%	$1,871	1.71%	3.30%	1.71%		3.80%
Year Ended October 31, 2007	$10.48	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	$10.20	0.87%	$1,470	1.68%	3.38%	1.68%		39.25%
Year Ended October 31, 2006	$10.46	0.35	0.02	0.37	(0.35)	–	(0.35)	$10.48	3.53%	$1,207	1.70%	3.38%		(f)	1.91%
Year Ended October 31, 2005	$10.64	0.32	(0.19)	0.13	(0.31)	–	(0.31)	$10.46	1.30%	$1,211	1.73%	2.91%		(f)	3.70%
Year Ended October 31, 2004	$10.47	0.36	0.17	0.53	(0.36)	–	(0.36)	$10.64	5.12%	$984	1.66%	3.32%		(f)	–
Period Ended October 31, 2003 (h)	$10.27	0.06	0.20	0.26	(0.06)	–	(0.06)	$10.47	2.48%	$1	1.72%	3.65%		(f)	16.91%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(h)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(g)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.

See accompanying notes to financial statements.

2008 Semiannual Report 175

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Tax-Free Income Fund (Continued)

		Investment Activities			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized	Total						Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net		Net Asset		at End of	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total	Period	to Average	to Average	to Average		Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)		Turnover (e)

Class D Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.23	0.22	(0.08)	0.14	(0.22)	(0.13)	(0.35)	$10.02	1.34%	$122,618	0.70%	4.31%	0.70%		3.80%
Year Ended October 31, 2007	$10.50	0.45	(0.25)	0.20	(0.45)	(0.02)	(0.47)	$10.23	1.97%	$127,774	0.68%	4.37%	0.68%		39.25%
Year Ended October 31, 2006	$10.48	0.46	0.02	0.48	(0.46)	–	(0.46)	$10.50	4.56%	$145,553	0.70%	4.37%		(f)	1.91%
Year Ended October 31, 2005	$10.67	0.42	(0.19)	0.23	(0.42)	–	(0.42)	$10.48	2.24%	$162,139	0.72%	3.92%		(f)	3.70%
Year Ended October 31, 2004	$10.49	0.46	0.18	0.64	(0.46)	–	(0.46)	$10.67	6.23%	$174,451	0.68%	4.35%		(f)	–
Year Ended October 31, 2003	$10.51	0.47	(0.02)	0.45	(0.47)	–	(0.47)	$10.49	4.36%	$184,774	0.72%	4.47%		(f)	16.91%

Class X Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.23	0.17	(0.08)	0.09	(0.17)	(0.13)	(0.30)	$10.02	0.92%	$2,075	1.56%	3.46%	1.56%		3.80%
Year Ended October 31, 2007	$10.50	0.35	(0.24)	0.11	(0.36)	(0.02)	(0.38)	$10.23	1.12%	$2,217	1.52%	3.52%	1.53%		39.25%
Year Ended October 31, 2006	$10.48	0.37	0.02	0.39	(0.37)	–	(0.37)	$10.50	3.68%	$3,167	1.55%	3.52%		(f)	1.91%
Year Ended October 31, 2005	$10.67	0.32	(0.19)	0.13	(0.32)	–	(0.32)	$10.48	1.36%	$4,903	1.57%	3.06%		(f)	3.70%
Year Ended October 31, 2004	$10.49	0.37	0.18	0.55	(0.37)	–	(0.37)	$10.67	5.34%	$6,342	1.53%	3.50%		(f)	–
Year Ended October 31, 2003 (g)	$10.51	0.38	(0.02)	0.36	(0.38)	–	(0.38)	$10.49	3.48%	$6,861	1.57%	3.61%		(f)	16.91%

Class Y Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.20	0.17	(0.08)	0.09	(0.17)	(0.13)	(0.30)	$9.99	0.92%	$121	1.56%	3.47%	1.56%		3.80%
Year Ended October 31, 2007	$10.47	0.37	(0.25)	0.12	(0.37)	(0.02)	(0.39)	$10.20	1.12%	$130	1.53%	3.54%	1.53%		39.25%
Year Ended October 31, 2006	$10.46	0.36	0.02	0.38	(0.37)	–	(0.37)	$10.47	3.59%	$135	1.55%	3.53%		(f)	1.91%
Year Ended October 31, 2005	$10.65	0.32	(0.18)	0.14	(0.33)	–	(0.33)	$10.46	1.37%	$232	1.58%	3.05%		(f)	3.70%
Year Ended October 31, 2004	$10.47	0.38	0.17	0.55	(0.37)	–	(0.37)	$10.65	5.35%	$493	1.54%	3.51%		(f)	–
Year Ended October 31, 2003 (g)	$10.49	0.39	(0.03)	0.36	(0.38)	–	(0.38)	$10.47	3.49%	$652	1.57%	3.61%		(f)	16.91%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(h)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(g)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.

See accompanying notes to financial statements.

176 Semiannual Report 2008

Notes to Financial Statements
April 30, 2008 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2008, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates sixty-two (62) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the fifteen (15) funds listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Global Financial Services Fund (“Global Financial Services”)
-	Nationwide Health Sciences Fund (“Health Sciences,” formerly “Nationwide Global Health Sciences Fund”)
-	Nationwide Natural Resources Fund (“Natural Resources,” formerly “Nationwide Global Natural Resources Fund”)
-	Nationwide Technology and Communications Fund (“Technology and Communications,” formerly “Nationwide Global Technology and Communications Fund”)
-	Nationwide Global Utilities Fund (“Global Utilities”)
-	Nationwide Mid Cap Growth Leaders Fund (“Mid Cap Growth Leaders”)
-	Nationwide Leaders Fund (“Nationwide Leaders”)
-	Nationwide Small Cap Leaders Fund (“Small Cap Leaders”)
-	Nationwide U.S. Growth Leaders Fund (“U.S. Growth Leaders”)
-	Nationwide Worldwide Leaders Fund (“Worldwide Leaders”)
-	Nationwide China Opportunities Fund (“China Opportunities”)
-	Nationwide Emerging Markets Fund (“Emerging Markets”)
-	Nationwide International Growth Fund (“International Growth”)
-	Nationwide U.S. Growth Leaders Long-Short Fund (“U.S. Growth Leaders Long-Short”)
-	Nationwide Tax-Free Income Fund (“Tax-Free Income”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and

2008 Semiannual Report 177

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

178 Semiannual Report 2008

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margin” payments, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets.

(f)	Short Sales

During the six months ended April 30, 2008, U.S. Growth Leaders Long-Short engaged in short-selling of portfolio securities. The Fund is authorized to engage in short-selling of portfolio securities, which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. government securities and/or securities held long to sufficiently cover the Fund’s

2008 Semiannual Report 179

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(g)	Equity-Linked Notes

Certain Funds may invest in equity-linked notes. Equity-linked notes are synthetic equity instruments that allow investors to gain equity exposure to the underlying shares without ownership of the underlying shares. This is a more cost efficient way of gaining exposure to the local markets in Egypt, India, Malaysia and United Arab Emirates, as custody and settlement costs are high. These securities are priced at parity, which is the value of the underlying security and adjusted by the appropriate foreign exchange rate.

The level and type of risk involved in the purchase of an equity-linked note by a Fund is similar to the risk involved in the purchase of the underlying security or other emerging market securities. Such notes therefore may be considered to have speculative elements. However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note.

(h)	Securities Lending

To generate additional income, each of the Funds may lend their respective portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

As of April 30, 2008, the following Funds had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

Health Sciences	$367,641	$378,438

Technology and Communications	903,918	926,668

Mid Cap Growth Leaders	660,856	647,549

U.S. Growth Leaders	1,697,612	1,689,100

Worldwide Leaders	5,393,723	5,555,820

180 Semiannual Report 2008

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(j)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for all Funds, except Nationwide Tax-Free Income, which are declared daily and paid monthly. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences (e.g., reclassification of market discounts, foreign exchange gain/loss and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(k)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Funds were required to implement FIN 48 in their net asset value per share (NAV) calculations on April 30, 2008. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Funds’ current financial statements. Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Funds’ taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to each Fund’s NAV and financial statements.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset

2008 Semiannual Report 181

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc, (“NFS”), whose parent company is Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting subadvisers and monitoring, on an ongoing basis, the performance of the subadvisers, if applicable, for the Funds that NFA advises. The subadvisers manage each of their respective Fund’s investments and have the responsibility for making all investment decisions for the applicable Funds. The subadviser for each Fund is as follows:

Fund	Subadviser

Global Financial Services	Aberdeen Asset Management Inc.

Health Sciences	Aberdeen Asset Management Inc.

Natural Resources	Aberdeen Asset Management Inc.

Technology and Communications	Aberdeen Asset Management Inc.

Global Utilities	Gartmore Global Partners

Mid Cap Growth Leaders	Security Investors, LLC (a)

Nationwide Leaders	Aberdeen Asset Management Inc.

Small Cap Leaders	NorthPointe Capital, LLC

U.S. Growth Leaders	Aberdeen Asset Management Inc.

Worldwide Leaders	Gartmore Global Partners

China Opportunities	Gartmore Global Partners

Emerging Markets	Gartmore Global Partners

International Growth	Gartmore Global Partners

U.S. Growth Leaders Long-Short	Aberdeen Asset Management Inc.

(a)	Effective January 7, 2008, Security Investors, LLC replaced Nationwide Separate Accounts, LLC as an unaffiliated subadviser for the Fund.

Tax Free Income is not currently managed by a subadviser.

Under the terms of the Investment Advisory Agreement, each Fund pays the Adviser an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreements, the Adviser pays fees to the

182 Semiannual Report 2008

applicable subadviser, if any. For the six months ended April 30, 2008, the Funds paid investment management fees to NFA according to the schedule below:

Fund	Fee Schedule

Global Financial Services (1)	Up to $500 million	0.90%
	$500 million up to$ 2 billion	0.85%
	On $2 billion and more	0.80%

Health Sciences (1)	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%

Natural Resources (1)	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%

Technology and Communications (1)	Up to $500 million	0.88%
	$500 million up to $2 billion	0.83%
	On $2 billion and more	0.78%

Global Utilities (1)	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%

Mid Cap Growth Leaders	Up to $250 million	0.80%
	$250 million up to $1 billion	0.77%
	$1 billion up to $2 billion	0.74%
	$2 billion up to $5 billion	0.71%
	On $5 billion and more	0.68%

Nationwide Leaders (1)	Up to $500 million	0.80%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%

Small Cap Leaders	All Assets	0.95%

U.S. Growth Leaders (2)	Up to $500 million	0.90%
	$500 million up to $2 billion	0.80%
	On $2 billion and more	0.75%

Worldwide Leaders (1)	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%

China Opportunities (1)	Up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	On $2 billion and more	1.15%

Emerging Markets (1)	Up to $500 million	1.05%
	$500 million up to $2 billion	1.00%
	On $2 billion and more	0.95%

International Growth (1)	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%

U.S. Growth Leaders Long-Short (a)	Up to $250 million	1.50%
	On $250 million and more	1.25%

Tax-Free Income	Up to $250 million	0.50%
	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	On $5 billion and more	0.40%

(a)	NFA has agreed to voluntarily waive 0.25% of the advisory fee until further written notice to the shareholders.

2008 Semiannual Report 183

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

(1)	The Fund pays the Adviser a base management fee (as shown above) which may be adjusted upward or downward each quarter depending on the performance of Class A shares of the Fund relative to the Fund’s benchmark (see benchmark table below). The calculation of this fee is done in two separate steps. First, the Fund pays a base fee, as adjusted for any applicable breakpoints as described below. The base fee rate is an annual fee, calculated each quarter, and is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The base fee and the performance adjustment percentage are then added (or subtracted, as applicable) to arrive at the Fund’s respective overall advisory fee for the current period. The table below shows the performance adjustment rate applicable to the Fund’s base fee (as such base fee may be adjusted by Base Fee Breakpoints, as described in the table above):

Out or Underperformance	Change in Fees

+/- 1 percentage point	+/- 0.02%

+/- 2 percentage point	+/- 0.04%

+/- 3 percentage point	+/- 0.06%

+/- 4 percentage point	+/- 0.08%

+/- 5 percentage point	+/- 0.10%

The table below lists the benchmarks used to measure against the performance of Class A shares of the Funds:

Fund	Benchmark

Global Financial Services	MSCI World Financials Index

Health Sciences	GS Healthcare Index

Natural Resources	GS Natural Resources Index

Technology and Communications	GS Technology Composite Index

Global Utilities	60% MSCI World Telecommunications Services Index
40% MSCI World Utilities Index

Nationwide Leaders	S&P 500 Index

Worldwide Leaders	MSCI World Index

China Opportunities	MSCI Zhong Hua Index

Emerging Markets	MSCI Emerging Markets Index

International Growth	MSCI All Country World Index Free ex U.S. Index

(2)	U.S. Growth Leaders pays NFA a base management fee (as shown above) which may be adjusted upward or downward each quarter depending on the performance of Class A shares of the Fund relative to its benchmark, the S&P 500. Thus, if Class A shares of the Fund outperform the Fund’s benchmark by 12% or more over a 36-month period, the Fund will pay higher management fees. Conversely, if Class A shares of the Fund underperform the Fund’s benchmark by 12% or more over a 36-month period, the Fund will pay lower management fees. No adjustment to the base management fee will take place if the under or overperformance is less than 12%. The adjustment described above will be phased in over a 24-month period beginning after the first year of operations. The base fee is either increased or decreased by the following amounts at each breakpoint:

Fee Schedule	Fee Adjustment

Up to $500 million	+/- 0.22%

$500 million up to $2 billion	+/- 0.18%

On $2 billion and more	+/- 0.16%

From such fees, pursuant to the subadvisory agreements, NFA paid the subadvisers $2,795,137 for the six months ended April 30, 2008.

184 Semiannual Report 2008

NFA and certain of the Funds have entered into a written Expense Limitation Agreement that limits operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses administrative services fees, other expenses which are capitalized in accordance with GAAP and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until at least May 1, 2009:

Fund	Classes	Amount

Global Financial Services	All Classes	1.40%

Health Sciences	All Classes	1.40%

Natural Resources	All Classes	1.20%

Technology and Communications	All Classes	1.38%

Global Utilities	All Classes	1.20%

Mid Cap Growth Leaders	All Classes	1.20%

Nationwide Leaders	All Classes	1.20%

Small Cap Leaders	All Classes	1.35%

U.S. Growth Leaders	All Classes	1.30%

Worldwide Leaders	All Classes	1.40%

China Opportunities	All Classes	1.75%

Emerging Markets	All Classes	1.55%

International Growth	All Classes	1.40%

U.S. Growth Leaders Long-Short	All Classes	1.65%

NFA may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreements at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by NFA is not permitted.

As of April 30, 2008, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by NFA, would be:

	Amount	Amount	Amount	Amount
	Fiscal Year	Fiscal Year	Fiscal Year	Six Months Ended
Fund	2005	2006	2007	April 30, 2008

Health Sciences	$16,979	$—	$1,005	$—

Technology and Communications	45,576	39,246	—	—

Mid Cap Growth Leaders	N/A	27,262	—	—

Nationwide Leaders	31,180	22,019	27,196	21,440

Small Cap Leaders	N/A	9,303	—	7,263

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (“NFD” or “Distributor”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors Inc.

2008 Semiannual Report 185

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

(“NFSDI”). NFSDI is a wholly-owned subsidiary of NFS. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R	Class X	Class Y
Fund	Shares	Shares	Shares	Shares	Shares	Shares

Global Financial Services	0.25%	1.00%	1.00%	0.50%	N/A	N/A

Health Sciences	0.25%	1.00%	1.00%	0.50%	N/A	N/A

Natural Resources	0.25%	1.00%	1.00%	0.50%	N/A	N/A

Technology and Communications	0.25%	1.00%	1.00%	0.50%	N/A	N/A

Global Utilities	0.25%	1.00%	1.00%	0.50%	N/A	N/A

Nationwide Leaders	0.25%	1.00%	1.00%	0.50%	N/A	N/A

Mid Cap Growth Leaders	0.25%	1.00%	1.00%	0.50%	N/A	N/A

Small Cap Leaders	0.25%	1.00%	1.00%	0.50%	N/A	N/A

U.S. Growth Leaders	0.25%	1.00%	1.00%	0.50%	N/A	N/A

Worldwide Leaders	0.25%	1.00%	1.00%	0.50%	N/A	N/A

China Opportunities	0.25%	1.00%	1.00%	0.50%	N/A	N/A

Emerging Markets	0.25%	1.00%	1.00%	0.50%	N/A	N/A

International Growth	0.25%	1.00%	1.00%	0.50%	N/A	N/A

U.S. Growth Leaders Long-Short	0.25%	1.00%	1.00%	0.50%	N/A	N/A

Tax-Free Income	0.25%	1.00%	1.00%	N/A	0.85%	0.85%

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. NFD also receives fees for services as principal underwriter for Class B and Class X shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B and Class X shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions of Class B and Class X shares made within six years of the purchase. Class C and Class Y shares have a CDSC of 1% imposed on redemptions of Class C and Class Y shares made within one year of purchase. For the six months ended April 30, 2008, NFD received commissions of $1,439,940 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B, Class C, Class X and Class Y shares of the Funds, of which $179,550 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds, and serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to NFM.

186 Semiannual Report 2008

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion up to $3 billion	0.19%

$3 billion up to $4 billion	0.15%

$4 billion up to $5 billion	0.08%

$5 billion up to $10 billion	0.05%

$10 billion up to $12 billion	0.03%

$12 billion or more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”), the Nationwide Optimal Allocations Fund: Defensive, Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations Fund: Moderate Growth, Nationwide Optimal Allocations Fund: Growth, and Nationwide Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) and the Nationwide Destination 2010, Nationwide Destination 2015, Nationwide Destination 2020, Nationwide Destination 2025, Nationwide Destination 2030, Nationwide Destination 2035, Nationwide Destination 2040, Nationwide Destination 2045, Nationwide Destination 2050, and Nationwide Retirement Income Funds (collectively, the “Target Destination Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds, the Optimal Funds and the Target Destination Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements that NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount that NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS,and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, and Institutional Service Class shares of each of the Funds.

2008 Semiannual Report 187

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

For the six months ended April 30, 2008, NFS received the following amounts in Administrative Services Fees from each Fund:

Fund	Amount

Global Financial Services	$1,359

Health Sciences	3,727

Natural Resources	13

Technology and Communications	882

Global Utilities	2,489

Mid Cap Growth Leaders	1,034

Nationwide Leaders	1,393

Small Cap Leaders	119

U.S. Growth Leaders	9,322

Worldwide Leaders	459

China Opportunities	71

Emerging Markets	21,114

International Growth	13,959

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA and the Audit Committee of the Board of Trustees and the Trust, the Board of Trustees has agreed to reimburse NFA for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2008, the Funds’ portion of such costs amounted to $128.

As of April 30, 2008, NFA or affiliates of NFA directly held the percentage indicated below of the shares outstanding of the applicable Fund:

% of Shares
Outstanding
Fund	Owned

Global Financial Services	4%

Health Sciences	4%

Natural Resources	7%

Technology and Communications	2%

Global Utilities	12%

Mid Cap Growth Leaders	45%

Nationwide Leaders	10%

Small Cap Leaders	11%

China Opportunities	15%

Emerging Markets	3%

International Growth	4%

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase (within 30 calendar days for Nationwide Leaders and U.S. Growth Leaders and within seven calendar days for Tax-Free Income). The redemption fee, if any, is paid directly to the applicable Fund and is

188 Semiannual Report 2008

designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2008, the Funds had the following contributions to capital due to collection of redemption fees:

					Institutional	Institutional
Fund	Class A	Class B	Class C	Class R	Service Class	Class

Global Financial Services	$40,102	$223	$435	$12	$—	$—

Health Sciences	205	23	—	—	—	—

Natural Resources	46,343	65	12,565	463	1,320	—

Technology and Communications	220	—	5	—	—	—

Global Utilities	3,124	22	2,591	—	—	—

Mid Cap Growth Leaders	1,916	106	2	—	N/A	—

Nationwide Leaders	1	—	17	—	—	—

Small Cap Leaders	5,691	—	474	4	—	—

U.S. Growth Leaders	1,384	1	217	168	—	—

Worldwide Leaders	7,339	377	6,953	3	—	—

China Opportunities	188,452	24,057	81,700	1,966	121,505	508

Emerging Markets	31,284	229	8,203	78	2,387	—

International Growth	62,886	1,116	15,268	—	216	—

U.S. Growth Leaders Long-Short	23,426	—	2,275	—	N/A	—

Tax-Free Income	1	—	—	N/A	N/A	N/A

2008 Semiannual Report 189

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

For the year ended October 31, 2007, the following Fund had contributions to capital due to collection of redemption fees:

						Institutional
Fund	Class A	Class B	Class C	Class D	Class R	Service Class

Global Financial Services	$16,483	$118	$2,435	N/A	$—	$—

Health Sciences	1,227	23	6	N/A	–	–

Natural Resources	10,595	2,550	3,485	N/A	48	2,538

Technology and Communications	1,403	1,517	–	N/A	–	–

Global Utilities	28,459	1,964	1,796	N/A	–	–

Mid Cap Growth Leaders	–	–	6	2,048	–	–

Nationwide Leaders	217	1	477	N/A	–	–

Small Cap Leaders	7,534	1,052	2,124	N/A	–	346

U.S. Growth Leaders	1,002	4	16	N/A	–	–

Worldwide Leaders	28,892	66	3,428	N/A	1	–

China Opportunities	54,936	6,640	16,562	N/A	–	22,748

Emerging Markets	51,122	1,674	3,279	N/A	–	221

International Growth	34,939	374	7,755	N/A	–	175

U.S. Growth Leaders Long-Short	29,072	–	767	N/A	–	N/A

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be shown on the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 24, 2008, with a commitment fee of 0.07% per year on $100,000,000. The Board of Trustees has approved a one-month extension beyond the date of expiration for the Funds’ current line of credit, as well as a one-year renewal to begin at the expiration of such extension. There are four (4) other lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. There were no borrowings under this line of credit during the six months ended April 30, 2008.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

190 Semiannual Report 2008

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2008 were as follows:

Fund	Purchases	Sales

Global Financial Services	$58,196,672	$38,124,363

Health Sciences	14,420,696	12,783,450

Natural Resources	98,763,020	75,623,396

Technology and Communications	66,316,206	65,745,798

Global Utilities	4,283,529	4,806,901

Mid Cap Growth Leaders	16,910,947	16,967,138

Nationwide Leaders	57,576,244	59,216,123

Small Cap Leaders	59,261,591	71,469,565

U.S. Growth Leaders	239,115,589	244,131,551

Worldwide Leaders	93,305,046	96,019,884

China Opportunities	63,131,249	80,031,824

Emerging Markets	50,644,990	51,982,070

International Growth	294,966,842	145,928,814

U.S. Growth Leaders Long-Short	321,634,714	274,919,770

Tax-Free Income	5,214,170	6,032,877

7. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these

2008 Semiannual Report 191

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

9. New Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on each Fund’s financial statements and related disclosures.

10. Federal Tax Information

As of April 30, 2008, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net
				Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Global Financial Services	$74,417,987	$1,638,861	$(2,912,354)	$(1,273,493)

Health Sciences	31,670,680	1,753,151	(3,355,806)	(1,602,655)

Natural Resources	111,516,959	16,644,385	(2,076,671)	14,567,714

Technology and Communications	23,703,022	–	(1,625,821)	(1,625,821)

Global Utilities	25,514,533	3,155,523	(630,234)	2,525,289

Mid Cap Growth Leaders	35,632,205	4,285,281	(1,866,189)	2,419,092

Nationwide Leaders	16,846,123	474,173	(551,674)	(77,501)

Small Cap Leaders	34,270,493	438,355	(4,680,306)	(4,241,951)

U.S. Growth Leaders	107,514,704	5,863,215	(494,561)	5,368,654

Worldwide Leaders	71,556,497	6,125,390	(2,418,884)	3,706,506

China Opportunities	85,483,552	3,405,056	(7,570,797)	(4,165,741)

Emerging Markets	107,114,662	22,280,081	(2,102,528)	20,177,553

International Growth	351,580,906	42,127,018	(10,667,011)	31,460,007

U.S. Growth Leaders Long-Short	98,887,021	3,987,505	(4,079,881)	(92,376)

Tax-Free Income	130,324,228	6,707,963	(1,515,299)	5,192,664

192 Semiannual Report 2008

11. Reorganization

On November 9, 2007, the Board of Trustees of Nationwide Mutual Funds unanimously approved an Agreement and Plan of Reorganization (the “Plan”) between the Trust, on behalf of each of the Funds, and the Aberdeen Funds, a Delaware statutory trust, whereby each Fund would be reorganized into a newly-created Aberdeen Fund with a similar investment objective and policies. On December 12, 2007, the Board of Trustees of the Aberdeen Funds approved the Plan and also approved the appointment of Aberdeen Asset Management Inc. (“Aberdeen”) as investment adviser to each new Aberdeen Fund. It is anticipated by the Board of Trustees of Nationwide Mutual Funds that (1) Gartmore Global Partners, the current subadviser to the Global Utilities, Worldwide Leaders, China Opportunities, Emerging Markets and International Growth, would continue to serve as subadviser to the corresponding new Aberdeen Funds; (2) NorthPointe Capital, LLC, the current subadviser to the growth sleeve of the Small Cap Leaders, would continue to serve as subadviser to that portion of the corresponding new Aberdeen Fund; and (3) Security Investors LLC, the current subadviser to the Mid Cap Growth Leaders, would continue to serve as subadviser to the corresponding new Aberdeen Fund. Currently, Aberdeen serves as subadviser to Global Financial Services, Health Sciences, Natural Resources, Technology and Communications, Nationwide Leaders, U.S. Growth Leaders, the value sleeve of Small Cap Leaders, and U.S. Growth Leaders Long-Short. Accordingly, it is also anticipated that each Fund’s portfolio managers would remain the same, except for Tax-Free Income which is currently managed by NFA but the corresponding Aberdeen fund is proposed to be subadvised by Credit Suisse Asset Management, LLC.

On May 5, 2008, shareholders of Natural Resources, Emerging Markets, U.S. Growth Leaders Long-Short, Global Utilities, Global Financial Services, Nationwide Leaders, Mid Cap Growth Leaders, Tax-Free Income, Health Sciences, and Technology and Communications approved the Plan. The Special Meeting of the Shareholders of Nationwide Small Cap Leaders, Nationwide U.S. Growth Leaders, Nationwide Worldwide Leaders, Nationwide China Opportunities, and Nationwide International Growth, originally scheduled to be held on May 5, 2008, was adjourned until June 6, 2008 to permit the solicitation of additional votes.

On May 5, 2008, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Natural Resources, Emerging Markets, U.S. Growth Leaders Long-Short, Global Utilities, Global Financial Services, Nationwide Leaders, Mid Cap Growth Leaders, Tax-Free Income, Health Sciences, and Technology and Communications were asked to approve the Plan.

2008 Semiannual Report 193

Voting Results

The voting results of each of the Funds on the proposal is presented below:

	Shares	Shares	Shares	Broker
Fund	Voted For	Voted Against	Abstained	Non-Votes	Total

Nationwide Natural Resources	2,232,192	70,643	89,366	0	2,392,201

Nationwide Emerging Markets	2,887,876	34,930	16,025	0	2,938,832

Nationwide U.S. Growth Leaders Long-Short	7,291,635	84,754	168,863	0	7,545,252

Nationwide Global Utilities	1,258,921	16,139	29,257	0	1,304,317

Nationwide Global Financial Services	2,715,564	37,290	39,249	0	2,792,104

Nationwide Leaders	858,367	10,689	15,247	0	884,302

Nationwide Mid Cap Growth Leaders	1,344,102	38,793	17,030	0	1,399,924

Nationwide Tax-Free Income	8,152,671	585,362	608,390	0	9,346,423

Nationwide Health Sciences	2,122,962	18,453	6,230	0	2,147,645

Nationwide Technology and Communications	4,270,055	35,768	13,923	0	4,319,745

On June 6, 2008, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Small Cap Leaders, Nationwide Worldwide Leaders, Nationwide China Opportunities, and Nationwide International Growth were asked to approve the Plan.

Voting Results

The voting results of each of the Funds on the proposal is presented below:

	Shares	Shares	Shares	Broker
Fund	Voted For	Voted Against	Abstained	Non-Votes	Total

Nationwide Small Cap Leaders	1,724,421	38,895	208,962	0	1,972,278

Nationwide Worldwide Leaders	2,888,874	128,109	199,128	0	3,216,111

Nationwide China Opportunities	1,969,272	158,720	104,341	0	2,232,333

Nationwide International Growth	9,711,861	318,876	616,149	0	10,646,885

The closing date of the Reorganization and implementation of the Plan is scheduled to occur on June 23, 2008.

194 Semiannual Report 2008

Management Information
(Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of
	Position(s) Held		Portfolios in the
	with the Trust		Nationwide Fund	Other
Name, Address	and Length of	Principal Occupation(s)	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	120	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting group) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	120	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	120	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST, a global management consulting firm.	120	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	120	None

2008 Semiannual Report 195

Management Information (Continued)
(Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of
	Position(s) Held		Portfolios in the
	with the Trust		Nationwide Fund	Other
Name, Address	and Length of	Principal Occupation(s)	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 - 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	120	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts; Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation .	120	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004[4]	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	120	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	120	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFA, the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, are wholly-owned subsidiaries of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.
4	Mr. McCarthy resigned from the Board of Trustees as of April 2, 2008.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

196 Semiannual Report 2008

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of
	Position(s) Held		Portfolios in the
	with the Trust and	Principal	Nationwide Fund	Other Directorships
Name, Address	Length of Time	Occupation(s)	Complex Overseen by	Held by
and Year of Birth	Served[1]	During Past 5 Years	Trustee	Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	120	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

Stephen T. Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer since January 2008[4]
Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA, [2] Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007
Mr. Finelli is the Principal Financial Officer and Senior Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]
			N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2008 Semiannual Report 197

Management Information (Continued)
(Unaudited)

Number of
	Position(s) Held		Portfolios in the
	with the Trust and	Principal	Nationwide Fund	Other Directorships
Name, Address	Length of Time	Occupation(s)	Complex Overseen by	Held by
and Year of Birth	Served[1]	During Past 5 Years	Trustee	Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007). [2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008
Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008). [2] From January 2006 through April 2007, Mr. Butler was Vice President - Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President - Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006
			N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. Prior to that, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

198 Semiannual Report 2008

Supplemental Information (Unaudited)

A. Renewal of Advisory (and Sub-advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreement”) with its investment advisers and, as applicable, sub-advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

On December 4, 2007, the Independent Trustees met in person with their independent legal counsel (“Independent Legal Counsel”) to consider information provided by the Adviser and others to assist the Trustees in considering whether to renew the Advisory Agreement for a one year term beginning May 1, 2008. Immediately following the meeting, all Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to consider such matters, and to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the December 4, 2007 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations.

In preparation for the December 4, 2007 meeting, the Trustees were provided, at the request of the Trustees, with a wide range of information to assist in their deliberations, including (i) reports from Lipper Inc. describing, on a Fund-by-Fund basis, each Fund’s (a) performance rankings (where “first quintile” denotes the best performance) (over multiple years ended September 30, 2007) compared with performance groups and performance universes created by Lipper (and in some cases, customized peer groups created by the Adviser) of similar or peer group funds, and (b) expense rankings (where “first quintile” denotes the lowest fees and expenses) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds; (ii) information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2007) compared with the Fund’s benchmark and Lipper categories; (iii) for Funds under “close review,” copies of letters from Adviser to the portfolio manager of each such Fund, together with the portfolio manager’s written response describing the reasons for the Fund’s underperformance, (iv) information from the Adviser describing, on a Fund-by-Fund basis, performance for the months of October and November, 2007, and annual performance for the year ended November 30, 2007, (v) reports from the Adviser describing, on a Fund-by-Fund basis, the Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of the Adviser’s methodology in calculating its profitability, (vi) information from the Adviser describing, on a Fund-by-Fund basis, any fees paid to the Adviser for managing similar, non-affiliated institutional accounts, including the range of fee levels for such accounts, and (vii) information from the Adviser describing ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the December 4, 2007 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel and Independent Legal Counsel, among other things, the information described above, and information regarding: (i) the nature, extent and quality of services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of each Fund and the Adviser, (iii) the costs of the services provided by the Adviser under the Advisory Agreement and the profits realized by the Adviser thereunder, (iv) the extent to which economies of scale may be present and, if so, whether they are being shared with the Fund’s shareholders, (v) comparisons of the Adviser’s fees under the Advisory Agreement with investment advisory fees paid by a peer group of funds and those paid by non-affiliated institutional clients to the Adviser for managing similar accounts, and (vi) any ancillary benefits inuring to the Adviser and its affiliates as a result of being investment adviser for the Trust. The Trustees also

2008 Semiannual Report 199

Supplemental Information (Unaudited) (Continued)

considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; the financial condition and stability of the Adviser; the terms of each Advisory Agreement; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the December 4, 2007 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions at the contract approval meeting of the Board of Trustees to be held on January 10, 2008.

At the January 10, 2008 meeting of the Board of Trustees of the Trust, the Board received and considered information provided by the Adviser in follow-up from the December 4, 2007 Board meeting and, after consulting among themselves, and with the Adviser, Trust counsel and Independent Legal Counsel, concluded unanimously to renew the Advisory Agreement for the reasons set forth in the following section. In determining whether to renew the Advisory Agreements for the Fund, the Board ultimately reached a determination, with the assistance of Trust counsel and Independent Legal Counsel, that the renewal of the Advisory Agreement and the compensation to be received by the Adviser under the Advisory Agreement is consistent with the Board’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board in reaching its determination is aware that shareholders of the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors, and that the Fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other public disclosures, have chosen to invest in this Fund, managed by the Adviser.

Nationwide Global Financial Services Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s performance had been very good in all periods. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to maintain performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee (a performance-based fee structure) compared with peer group funds was higher, but within the range of the peer group funds, and the performance-based fee structure resulted in a higher advisory fee due to the great performance of the Fund. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were below the median of the peer group funds, and the Adviser agreed to maintain the expense cap at 140 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide Health Sciences Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by

200 Semiannual Report 2008

the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s performance had been acceptable, and a new portfolio manager had been named in 2006. Based on its review, and giving particular weight to the recent manager change to the Fund and the nature and quality of the resources dedicated by the Adviser and subadviser to improve performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee (a performance-based fee structure), compared with peer group funds, was below the median of the peer group funds. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were below the median of the peer group funds, and the Adviser agreed to maintain the expense cap at 140 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide Natural Resources Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s longer-term performance had been very good, and more recent performance had been acceptable. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to maintain and improve performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee (a performance-based fee structure) compared with peer group funds was higher because the performance-based fee structure resulted in a higher advisory fee due to the good performance of the Fund. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were below the median of the peer group funds, and the Adviser agreed to maintain the expense cap at 120 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide Technology and Communications Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by

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Supplemental Information (Unaudited) (Continued)

the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund had delivered continued strong performance since the portfolio manager change in 2006, and a new portfolio manager had been named during 2007. Based on its review, and giving particular weight to the recent manager changes to the Fund and the nature and quality of the resources dedicated by the Adviser and subadviser to maintain and improve performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee (a performance-based fee structure) compared with peer group funds was higher, but within the range of the peer group funds, and the performance-based fee structure resulted in a higher advisory fee due to the good performance of the Fund. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were below the median of the peer group funds, and the Adviser agreed to maintain the expense cap at 138 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide Global Utilities Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s performance had been very good in all periods presented. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to maintain performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee (a performance-based fee structure) compared with peer group funds was low. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were low, and the Adviser agreed to maintain the expense cap at 120 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide Mid Cap Growth Leaders Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by

202 Semiannual Report 2008

the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that, although recent performance had been disappointing, the Fund’s longer-term performance had been much better. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to improve performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was higher, but total expenses for the Fund were low. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were low, and the Adviser agreed to maintain the expense cap at 120 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide Leaders Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s performance had been acceptable over the one-year period, and longer-term performance had been good. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to maintain and improve performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee (a performance-based fee structure) compared with peer group funds was low. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were higher, but justified for this concentrated Fund, and the Adviser agreed to maintain the expense cap at 120 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide Small Cap Leaders Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by

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Supplemental Information (Unaudited) (Continued)

the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund had strong performance since the Fund’s inception, and the Fund had been accumulating assets. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to maintain performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was in the third quintile of the peer group, but the Fund is a capacity constrained fund, and is also a concentrated product, which the Trustees found to be justification for the higher relative advisory fee. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were low, and the Adviser agreed to maintain the expense cap at 135 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide U.S. Growth Leaders Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s more-recent performance had been good. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to maintain performance, and, based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee (a performance-based fee structure) compared with peer group funds was high, but total expenses for the Fund were low. The Board also found that the services provided justify the higher fee in this concentrated Fund. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were low, and the Adviser agreed to maintain the expense cap for the Fund at 130 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide Worldwide Leaders Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by

204 Semiannual Report 2008

the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s performance had been very good in all periods. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to maintain performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee (a performance-based fee structure) compared with peer group funds was higher, but the higher fee was justified for this concentrated Fund, and the performance-based fee structure resulted in a higher advisory fee due to the great performance of the Fund. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were high, primarily due to the Fund’s relatively small asset base relative to its peers, and the higher performance-based advisory fee for this concentrated Fund as a result of the Fund’s great performance. The Trustees considered that the Adviser agreed to maintain the expense cap at 140 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide China Opportunities Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s performance had been very good in all periods. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to maintain performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee (a performance-based fee structure) compared with peer group funds was higher, but within the range of the peer group funds, the performance-based fee structure resulted in a higher advisory fee due to the Fund’s good performance, and total expenses were low. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were low, and the Adviser agreed to maintain the expense cap at 175 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

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Supplemental Information (Unaudited) (Continued)

Nationwide Emerging Markets Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s performance had been very good in all periods. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to maintain performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee (a performance-based fee structure) compared with peer group funds was higher, but within the range of the peer group funds, the performance-based fee structure resulted in a higher advisory fee due to the good performance of the Fund, and total expenses were low. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were low, and the Adviser agreed to maintain the expense cap at 155 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide International Growth Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s performance had been very good in all periods. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to maintain performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee (a performance-based fee structure) compared with peer group funds was low. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were low, and the Adviser agreed to maintain the expense cap at 140 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

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Nationwide U.S. Growth Leaders Long-Short Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s more recent performance had been good and had been improving. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to maintain and improve performance, and, based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was higher, but the Adviser had agreed to continue to waive 25 basis points of the management fee. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds was high, but largely a function of the accounting treatment of “short-sale dividend expense,” and the Adviser had agreed to maintain the waiver of 25 basis points of the advisory fee and the expense cap of 165 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide Tax-Free Income Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s performance had shown improvement in more-recent periods and had been performing in accordance with expectations. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to improve performance, and, based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was higher, but within the range of the peer group funds. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were higher, but within the range of the peer group funds. Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

2008 Semiannual Report 207

SemiannualReport
April 30, 2008 (Unaudited)

Contents

1	Message to Shareholders

Index Funds
4	Nationwide Bond Index Fund
37	Nationwide International Index Fund
69	Nationwide Mid Cap Market Index Fund
81	Nationwide S&P 500 Index Fund
94	Nationwide Small Cap Index Fund

145	Notes to Financial Statements

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders
April 30, 2008

Dear Shareholder:

As I write this letter to accompany our semiannual reports, it’s clear that the markets and the economy have continued to create significant headwinds for investors. With skyrocketing fuel prices, fallout from the subprime mortgage crisis, a sharp decline in the relative value of the U.S. dollar and renewed fears about economic recession, challenging conditions abound for investors and money managers alike.

Market Review

To give you some market context, the major stock-market indexes performed poorly during the six-month reporting period that ended April 30, 2008. Large-capitalization stocks fell sharply as the Standard & Poor’s 500® (S&P 500) Index registered -9.64% for the reporting period. No relief was in sight in the growth or value segments of the market; the Russell 1000® Growth Index and the Russell 1000® Value Index registered -9.28% and -9.83%, respectively. The reporting period ended on a note of optimism, however, as each of these equity indexes posted positive returns for the month ended April 30, 2008: 4.87% for the S&P 500 Index, 5.25% for the Russell 1000® Growth Index and 4.87% for the Russell 1000® Value Index.

The bond markets offered some degree of comfort during the reporting period as the Lehman Brothers (LB) Aggregate Index recorded a 4.08% return, but yields are still significantly below where they were just one year ago.

The rocky markets continue to serve as a stark reminder that sometimes the most prudent defense against market risk may be to diversify across many different asset classes. With Nationwide Fundssm, investors have access to fund choices that include a variety of asset classes and investment styles, and the subadvisers of each fund skillfully navigate the challenges they face in their own particular ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Funds portfolios contributed commentaries to this semiannual report. In these commentaries, the managers describe the circumstances and market conditions they encountered throughout the semiannual reporting period, and they explain the investment strategies they employed in response.

Award-Winning Fund Family

In more positive news, we were gratified to learn that Nationwide Funds Groupsm (NFG) was recognized as the “Best Fixed Income Fund Family” in the small fund company category at the annual Lipper Fund Awards ceremony held recently in New York City. NFG ranked first out of 73 fund families with less than $28 billion in total net assets during the three-year period ended December 31, 2007. In addition, three Nationwide® mutual funds received Lipper Fund Awards for their category-leading performance.

We’re proud to be acknowledged by Lipper for the strong performance of our mutual funds, and we congratulate and thank our fixed-income subadvisers — Nationwide Asset Management, LLC and Morley Capital Management, Inc. — for their vital contributions. While winning awards is not our primary goal, doing so is one way to validate our mission to help investors pursue their financial goals by selecting the best possible managers for each investment style.

Once again we thank you for entrusting your assets to NFG, and we wish you all the best for the remainder of 2008.

Sincerely,

Stephen T. Grugeon
Chief Operating Officer and Interim President
Nationwide Funds Group

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

The Fixed Income: Small category included 73 fund families with less than $28 billion in total net assets.

Lipper determined the award winner by averaging the decile rank of the three-year Consistent Return scores for all of the funds within the eligible group. The fund family with the lowest average decile rank received the award. The first decile is considered the best ranking and the tenth decile is considered the worst.

Consistent Return is a quantitative metric that incorporates two characteristics: risk adjusted return and the strength of the fund’s performance trend. Consistent Return reflects

2008 Semiannual Report 1

Message to Shareholders
Continued

funds’ historical risk-adjusted returns, adjusted for volatility, relative to peers.

Current performance may be either higher or lower than the performance used to determine the award. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

Funds in the Lipper Intermediate Investment Grade Debt Funds category invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years.

Funds in the Lipper International Multi-Cap Core Funds category invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range during an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the United States with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index.

Funds in the Lipper Mid-Cap Core Funds category invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the Standard & Poor’s (S&P) SuperComposite 1500 Index.

Funds in the Lipper S&P 500 Index Objective Funds category are passively managed, limited-expense (management fee no higher than 0.50%) funds designed to replicate the performance of the Standard & Poor’s 500® Index on a reinvested basis.

Funds in the Lipper Small-Cap Core Funds category invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

The Nationwide Bond Index Fund invests in a statistically selected sample of securities included in the Lehman Brothers U.S. Aggregate Index and in derivative instruments linked to the Lehman Brothers U.S. Aggregate Index.

The Nationwide S&P 500 Index Fund invests in a statistically selected sample of stocks included in the S&P 500 Index and in derivative instruments linked to the S&P 500 Index.

The Nationwide Small Cap Index Fund invests in a statistically selected sample of stocks included in the Russell 2000® Index and in derivative instruments linked to the Russell 2000 Index.

Investments in small- and mid-size company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

The Nationwide Mid Cap Market Index Fund invests in a statistically selected sample of stocks included in the Standard & Poor’s (S&P) MidCap 400 Index and in derivative instruments linked to the S&P MidCap 400 Index.

The Nationwide International Index Fund invests in a statistically selected sample of stocks included in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and in derivative instruments linked to the MSCI EAFE.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Investing in mutual funds involves risk, including the possible loss of principal.

There is no assurance that the investment objective of any Fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Lehman Brothers (LB) U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russel 3000 Index.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies

2 Semiannual Report 2008

in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell 3000® Index: An unmanaged index that measures the performance of the stocks of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Midcap® Index: An unmanaged index that represents the mid-capitalization segment of the U.S. equity universe; comprises the smallest 800 U.S. companies in the Russell 1000® Index, which measures the performance of the stocks of the largest 1,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

S&P 500/Citigroup Growth Index: A broad, unmanaged, market capitalization-weighted index that includes those S&P 500® Index stocks with growth characteristics, based on an average score of three risk factors for measuring growth stocks (constitutes about 33% of the S&P 500 Index’s total market cap); also includes 20% to 80% of the market cap of S&P 500 Index stocks not in a pure style basket (constitutes about 34% of the S&P 500 Index’s total market cap). This index is in Standard & Poor’s new Style Index series and replaced the S&P 500/Barra Growth Index on Dec. 16, 2005.

S&P 500/Citigroup Value Index: A broad, unmanaged, market capitalization-weighted index that includes those S&P 500® Index stocks with value characteristics, based on an average score of four risk factors for measuring value stocks (constitutes about 33% of the S&P 500 Index’s total market cap); also includes 20% to 80% of the market cap of S&P 500 Index stocks not in a pure style basket (constitutes about 34% of the S&P 500 Index’s total market cap). This index is in Standard & Poor’s new Style Index series and replaced the S&P 500/Barra Value Index on Dec. 16, 2005.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Sales charge and fee information:
Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report. Views expressed within are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of each Fund’s portfolio holdings can be found on the Trust’s internet site nationwidefunds.com.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwidefunds.com. Please read it carefully before investing any money.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with BlackRock Investment Management, LLC.

2008 Semiannual Report 3

Nationwide Bond Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Lehman Brothers (LB) U.S. Aggregate Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2008, the Nationwide Bond Index Fund (Class A at NAV) returned 3.67% versus 4.08% for its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Intermediate Investment Grade Debt Funds (consisting of 593 funds as of April 30, 2008) was 1.75% for the same time period.

Can you describe the market environment during the reporting period?

Amid continued weakness in the housing and mortgage markets, steadily rising commodity prices and increasing fears of economic recession, U.S. fixed-income markets managed to finish in positive territory at the end of the reporting period. The Federal Reserve Board cut the target federal funds rate in five increments totaling 250 basis points, or 2.50%, lowering the rate from 4.50% to 2.00% between mid-December 2007 and the end of April 2008. The U.S. Treasury yield curve (a plotted graph line of the yields or interest rates on long-term and short-term maturity bonds) began the reporting period with a positive slope (i.e., long-term yields were higher than short-term yields). Throughout the reporting period, interest rates moved lower across the yield curve, which steepened as the decline in short-term yields significantly outpaced that of long-term yields.

U.S. economic growth remains very sluggish, with recession risks still high. The gross domestic product (GDP) grew at an annualized rate of 0.6% in the first quarter of 2008, according to advance estimates issued by the Bureau of Economic Analysis of the U.S. Department of Commerce. This rate matched the annualized 0.6% rise in the GDP during the fourth quarter of 2007. Problem areas remain, namely the weak housing market, a downturn in nonresidential construction and a slowdown in consumption growth. In addition, the weak labor market and higher oil prices are hampering consumer spending. The Federal Reserve appears to regard weak growth as a greater risk than higher inflation, partly reflecting ongoing problems in the financials sector. An extended period of stability in short-term interest rates is probable after the 25-basis-point, or 0.25%, reduction in the target federal funds rate made by the Fed on April 30, 2008.

What areas of investment provided the most positive relative returns for the Fund?

Given the ongoing volatility in the credit markets, investors continued to favor less-risky fixed-income issues during the reporting period. This flight to quality had a positive effect on U.S. Treasury, government, and Agency securities, which recorded respective gains of 5.9%, 5.6%, and 5.1%. Long-term issues were the best performers within each sector, as long-term Treasury, government, and Agency securities returned 6.2%, 6.2% and 6.0%, respectively, for the reporting period.

What areas detracted from Fund performance?

Asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), and corporate bonds underperformed the broad market during the reporting period, posting returns of -4.0%, 1.2%, and 1.5%, respectively. Within the ABS sector, home equity loans registered -23.4%, the biggest loss posted during the reporting period. The primary laggard within the corporate sector was financials, which returned 1.0%.

What is your outlook for the near term?

We believe that the probability of a recession is increasing. We expect that the U.S. economy will slow significantly in 2008, with growth in the area of 0% to 1%. In our view, however, the economy should avoid a recession. The housing correction, which we believe is just getting started, is likely to have a major impact on retail sales, consumer confidence and consumer spending, which accounts for roughly two-thirds of the U.S. economy. As the economy is slowing, we believe that investors should be holding higher-quality assets at this time. Specifically, we see high-quality U.S. Agency mortgage-backed securities (Fannie Mae/Freddie Mac) and AAA-rated CMBS as tremendous values in the current environment. These high-quality assets have cheapened more than lower-quality issues such as high-yield bonds, lower-quality investment-grade corporate bonds, and bank loans. In our opinion, current U.S. Treasury prices reflect a weaker economy, and we do not see tremendous value in them right now.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Managers:
Scott Amero, Matthew Marra, and Andrew Phillips

4 Semiannual Report 2008

Fund Performance	Nationwide Bond Index Fund

Average Annual Total Return
(For periods ended April 30, 2008)

						Gross	Net
		Six				Expense	Expense
		Month*	1 Yr.	5 Yr.	10 Yr.[1]	Ratio**	Ratio**

Class A	w/o SC2	3.67%	6.18%	3.72%	5.38%	0.76%	0.72%
	w/SC3	-2.29%	0.07%	2.50%	4.75%

Class B4	w/o SC2	3.37%	5.56%	3.10%	4.97%	1.36%	1.32%
	w/SC5	-1.63%	0.56%	2.75%	4.97%

Class C7	w/o SC2	3.37%	5.56%	3.10%	4.97%	1.36%	1.32%
	w/SC8	2.37%	4.56%	3.10%	4.97%

Institutional Class[6]		3.88%	6.62%	4.13%	5.75%	0.36%	0.32%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	These returns until the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Aggregate Bond Index Series (the “Series”), which began operations on April 3, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (10/12/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to October 11, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	Not subject to any sales charges.

[7]	These returns are based on the previous performance of the Fund for the period through December 28, 1999, the Class A shares from December 29, 1999 until October 11, 2001 and the Class B shares from October 12, 2001 to December 31, 2005. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C would have been lower.

[8]	A 100% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Bond Index Fund, the Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended
04/30/08. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LB Aggregate Bond is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 5

Shareholder	Nationwide Bond Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 –	11/01/07 –
Nationwide Bond Index Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	1,036.70	3.60	0.71
	Hypothetical	(b)	1,000.00	1,021.33	3.57	0.71

Class B Shares	Actual		1,000.00	1,033.70	6.62	1.31
	Hypothetical	(b)	1,000.00	1,018.35	6.57	1.31

Class C Shares	Actual		1,000.00	1,033.70	6.52	1.29
	Hypothetical	(b)	1,000.00	1,018.45	6.47	1.29

Institutional Class Shares	Actual		1,000.00	1,038.80	1.62	0.32
	Hypothetical	(b)	1,000.00	1,023.27	1.61	0.32

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6 Semiannual Report 2008

Portfolio Summary	Nationwide Bond Index Fund
April 30, 2008 (Unaudited)

Asset Allocation

U.S. Government Mortgage Backed Agencies	45.9%
U.S. Government Sponsored & Agency Obligations	29.7%
Corporate Bonds	18.1%
Commercial Mortgage Backed Securities	8.3%
Sovereign Bonds	3.4%
Yankee Dollars	2.2%
Repurchase Agreements	2.2%
Asset-Backed Securities	1.8%
Collateralized Mortgage Obligations	0.6%
Municipal Bonds	0.1%
Collateralized Debt Obligation	0.0%
Other Investments*	0.1%
Liabilities in excess of other assets**	-12.4%

100.0%

Top Industries

Banks	7.4%
Diversified Financial Services	4.4%
Other Financial	3.8%
Telecommunications	1.1%
Auto Loans	1.1%
Oil, Gas & Consumable Fuels	1.1%
Specialty Retail	0.9%
Other Utilities	0.8%
Media	0.7%
Insurance	0.7%
Other	78.0%

100.0%

Top Holdings***

Federal National Mortgage Association TBA, 6.00%, 05/15/37	4.9%
Fannie Mae Pool, Pool #888022, 5.00%, 02/01/36	3.1%
Federal National Mortgage Association TBA, 5.50%, 05/15/37	2.7%
U.S. Treasury Notes, 4.50%, 09/30/11	2.6%
Federal Home Loan Mortgage Corp. TBA, 4.50%, 05/15/22	2.0%
U.S. Treasury Notes, 2.75%, 02/28/13	2.0%
U.S. Treasury Notes, 3.63%, 10/31/09	2.0%
U.S. Treasury Notes, 4.75%, 02/15/10	2.0%
Freddie Mac Gold Pool, Pool #A49653, 5.50%, 06/01/36	1.8%
U.S. Treasury Bond, 6.25%, 08/15/23	1.8%
Other	75.1%

100.0%

*	Includes collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 7

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Bond Index Fund

Asset-Backed Securities (1.8%)
	Shares or
	Principal Amount	Value

Auto Loans (1.1%)
Ford Credit Auto Owner Trust, Series 2006-B, Class A2A, 5.42%, 07/15/09	$697,121	$697,865
Honda Auto Receivables Owner Trust, Series 2006-3, Class A3, 5.12%, 10/15/10	6,551,000	6,610,013
Nissan Auto Receivables Owner Trust, Series 2006-A, Class A3, 1,730.10%, 09/15/09 (a)	3,328,657	3,342,109

		10,649,987

Home Equity Loans (0.7%) (b)
Aegis Asset Backed Securities Trust, Series 2006-1, Class A1, 2.97%, 01/25/37	3,030,934	2,930,084
Fremont Home Loan Trust, Series 2005-E, Class 2A2, 3.07%, 01/25/36	570,964	569,576
Residential Accredit Loans, Inc., Series 2006-QA9, Class A1, 3.08%, 11/25/36	4,858,543	3,223,201

		6,722,861

Total Asset-Backed Securities		17,372,848

Collateralized Debt Obligation (0.0%) (a) (b)

North Front Pass-Through Trust, 5.81%, 12/15/24	205,000	195,775

Collateralized Mortgage Obligations (0.6%) (b)

Bear Stearns Adjustable Rate Mortgage Trust, 6.00%, 06/25/47	1,859,095	1,692,783
Merrill Lynch Mortgage Investors, Inc., 5.40%, 09/25/35	4,590,638	4,151,092

Total Collateralized Mortgage Obligations		5,843,875

Commercial Mortgage Backed Securities (8.3%)

Banks (3.9%)
Banc of America Commercial Mortgage, Inc.
4.93%, 07/10/45	1,936,000	1,887,667
5.36%, 10/10/45	2,830,000	2,764,561
First Union National Bank Commercial Mortgage, 7.20%, 10/15/32	3,432,470	3,583,256
First Union National Bank-Bank of America Commercial Mortgage Trust, 6.14%, 03/15/33	2,132,540	2,185,768
JP Morgan Chase Commercial Mortgage Securities Corp.
2.90%, 02/15/19 (a) (b)	9,994,000	9,650,443
6.45%, 03/15/33	2,604,000	2,694,142
6.47%, 11/15/35	2,264,000	2,352,553
7.09%, 11/15/35 (a) (b)	1,292,000	1,363,414
5.00%, 10/15/42 (b)	1,546,000	1,468,952
6.07%, 04/15/45 (b)	2,321,000	2,353,914
Wachovia Bank Commercial Mortgage Trust
6.55%, 04/15/34	1,189,000	1,240,018
5.31%, 11/15/48	2,050,000	1,986,058
5.93%, 06/15/49 (b)	5,000,000	4,954,562

		38,485,308

Diversified Financial Services (2.9%)
Bear Stearns Commercial Mortgage Securities, 4.66%, 06/11/41	1,384,000	1,237,599
CS First Boston Mortgage Securities Corp.
6.73%, 12/18/35	2,078,000	2,162,148
5.18%, 11/15/36	2,050,000	2,055,267
Greenwich Capital Commercial Funding Corp.
6.11%, 07/10/38 (b)	6,120,000	6,233,542
5.44%, 03/10/39	4,660,000	4,531,789
GS Mortgage Securities Corp. II, 5.28%, 08/10/38 (b)	2,133,000	2,117,042
LB-UBS Commercial Mortgage Trust, 5.12%, 11/15/32 (b)	2,161,000	2,143,257
Morgan Stanley Capital I
6.20%, 11/15/31 (b)	4,510,500	4,530,949
6.71%, 12/15/31 (b)	1,174,634	1,180,522
4.73%, 06/12/47	2,153,000	2,144,735

		28,336,850

8 Semiannual Report 2008

Commercial Mortgage Backed Securities (continued)
	Shares or
	Principal Amount	Value

Electric Power (0.2%)
GE Capital Commercial Mortgage Corp., 4.35%, 06/10/48	$2,461,000	$2,442,152

Hotels, Restaurants & Leisure (0.7%) (a) (b)
TW Hotel Funding 2005 LLC, 2.97%, 01/15/21	6,651,219	6,430,307

Mortgage-Backed (0.6%) (b)
Commercial Mortgage Pass Through Certificates, 4.98%, 05/10/43	6,180,000	6,059,771

Total Commercial Mortgage Backed Securities		81,754,388

Corporate Bonds (18.1%)

Aerospace & Defense (0.1%)
Boeing Co., 6.13%, 02/15/33	205,000	214,510
Lockheed Martin Corp.
7.65%, 05/01/16	123,000	142,146
6.15%, 09/01/36	396,000	404,548

		761,204

Airlines (0.1%)
United Technologies Corp.
6.35%, 03/01/11	127,000	134,499
4.88%, 05/01/15	560,000	564,427
5.40%, 05/01/35	308,000	284,215

		983,141

Auto Components (0.0%)
Johnson Controls, Inc.
5.25%, 01/15/11	123,000	124,763
4.88%, 09/15/13	123,000	120,124

		244,887

Banks (3.1%)
Bank of America Corp.
6.60%, 05/15/10	82,000	85,427
4.50%, 08/01/10	144,000	145,273
4.38%, 12/01/10	410,000	413,147
5.38%, 08/15/11	267,000	275,261
4.88%, 09/15/12	201,000	202,848
4.88%, 01/15/13	451,000	453,409
4.75%, 08/01/15	431,000	420,577
5.25%, 12/01/15	513,000	511,392
6.00%, 06/15/16	205,000	211,315
5.63%, 10/14/16	1,245,000	1,262,419
Bank of Tokyo-Mitsubishi UFJ Ltd., 7.40%, 06/15/11 (c)	246,000	263,860
Bank One Corp.
7.88%, 08/01/10	41,000	43,588
5.25%, 01/30/13	103,000	103,990
8.00%, 04/29/27	202,000	228,093
BB&T Corp.
6.50%, 08/01/11	1,358,000	1,410,671
4.75%, 10/01/12	164,000	162,761
Capital One Bank USA NA
5.75%, 09/15/10	164,000	164,685
5.13%, 02/15/14	410,000	384,819
Capital One Financial Corp.
5.50%, 06/01/15	308,000	287,212
5.25%, 02/21/17	211,000	188,273
Charter One Bank NA, 6.38%, 05/15/12	500,000	514,085
Citigroup, Inc.
4.13%, 02/22/10	369,000	362,245
4.63%, 08/03/10	226,000	223,687
6.50%, 01/18/11	92,000	95,199
5.13%, 02/14/11	62,000	62,187
6.00%, 02/21/12	103,000	105,271
5.25%, 02/27/12	850,000	850,174
5.63%, 08/27/12	205,000	204,467
5.30%, 01/07/16	246,000	239,819
5.85%, 08/02/16	287,000	289,603
6.63%, 06/15/32	232,000	226,393
5.88%, 02/22/33	82,000	73,050
5.85%, 12/11/34	475,000	431,683
5.88%, 05/29/37	200,000	179,691
Comerica, Inc., 4.80%, 05/01/15	123,000	112,046
FIA Card Services NA (a)
4.63%, 08/03/09	874,000	877,157
7.13%, 11/15/12	140,000	152,171
Fifth Third Bank, 4.20%, 02/23/10	607,000	604,710
Golden West Financial Corp., 4.75%, 10/01/12	109,000	105,332
HSBC Bank USA NA
3.88%, 09/15/09	478,000	476,010
4.63%, 04/01/14	410,000	399,023
6.00%, 08/09/17	250,000	258,332
5.88%, 11/01/34	498,000	456,271

2008 Semiannual Report 9

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Shares or
	Principal Amount	Value

Banks (continued)

5.63%, 08/15/35	$400,000	$355,980
HSBC Holdings PLC, 6.50%, 05/02/36	500,000	491,771
JPMorgan Chase Bank NA
5.88%, 06/13/16	308,000	312,237
6.00%, 10/01/17	750,000	778,644
JPMorgan Chase & Co.
4.50%, 11/15/10	828,000	829,199
4.60%, 01/17/11	410,000	408,836
5.60%, 06/01/11	935,000	960,061
6.63%, 03/15/12	447,000	466,541
4.75%, 03/01/15	176,000	170,962
5.15%, 10/01/15	349,000	348,837
6.00%, 01/15/18	750,000	777,377
KeyBank NA
5.70%, 08/15/12	185,000	184,043
5.80%, 07/01/14	103,000	98,926
M&I Marshall & Ilsley Bank, 5.25%, 09/04/12	113,000	111,770
Manufacturers & Traders Trust Co., 3.85%, 04/01/13	300,000	281,202
MBNA Corp., 5.00%, 05/04/10	226,000	230,030
National City Bank, 4.25%, 01/29/10	250,000	237,382
National City Corp., 4.90%, 01/15/15	246,000	200,607
PNC Funding Corp., 5.25%, 11/15/15	246,000	233,190
Regions Financial Corp., 6.38%, 05/15/12	892,000	885,100
Sovereign Bank, 5.13%, 03/15/13	200,000	182,904
State Street Bank & Trust Co., 5.30%, 01/15/16	200,000	194,507
SunTrust Bank 5.20%, 01/17/17	123,000	113,558
5.45%, 12/01/17	127,000	118,793
Synovus Financial Corp., 4.88%, 02/15/13	62,000	58,623
Union Planters Corp., 4.38%, 12/01/10	62,000	60,324
UnionBanCal Corp., 5.25%, 12/16/13	144,000	137,175
US BanCorp, 4.50%, 07/29/10	205,000	209,808
US Bank NA
6.38%, 08/01/11	249,000	264,476
4.95%, 10/30/14	185,000	183,031
4.80%, 04/15/15	92,000	90,313
Wachovia Bank NA
5.60%, 03/15/16	492,000	485,717
Wachovia Corp.
5.30%, 10/15/11	935,000	937,911
4.88%, 02/15/14	127,000	123,818
5.50%, 08/01/35	338,000	273,522
6.60%, 01/15/38	500,000	483,495
Washington Mutual Bank/Henderson NV
5.50%, 01/15/13	182,000	164,710
5.13%, 01/15/15	718,000	610,300
Washington Mutual, Inc.
4.00%, 01/15/09	205,000	200,387
Wells Fargo & Co.
4.20%, 01/15/10	328,000	330,758
4.63%, 08/09/10	255,000	258,953
6.45%, 02/01/11	341,000	357,796
5.13%, 09/15/16	144,000	143,373
5.38%, 02/07/35	318,000	287,920
5.95%, 08/26/36	1,700,000	1,666,440

		30,818,933

Beverages (0.2%)
Anheuser-Busch Cos., Inc.
4.38%, 01/15/13	21,000	20,898
5.00%, 03/01/19	164,000	158,143
5.75%, 04/01/36	151,000	146,105
6.00%, 11/01/41	103,000	100,390
Bottling Group LLC, 4.63%, 11/15/12	287,000	290,915
Coca-Cola Bottling Co. Consolidated, 5.00%, 11/15/12	62,000	61,039
Coca-Cola Enterprises, Inc.
8.50%, 02/01/12	146,000	166,060
6.95%, 11/15/26	103,000	113,974
6.75%, 09/15/28	494,000	527,508
Miller Brewing Co., 5.50%, 08/15/13 (a)	103,000	106,648
Pepsi Bottling Group, Inc., 7.00%, 03/01/29	144,000	163,959
PepsiAmericas, Inc., 4.88%, 01/15/15	208,000	202,237

		2,057,876

10 Semiannual Report 2008

Corporate Bonds (continued)
	Shares or
	Principal Amount	Value

Building Products (0.0%)
Stanley Works (The), 4.90%, 11/01/12	$92,000	$89,866

Chemicals (0.2%)
Albemarle Corp., 5.10%, 02/01/15 (c)	82,000	78,712
Cytec Industries, Inc., 6.00%, 10/01/15	113,000	111,532
Dow Chemical Co (The), 6.00%, 10/01/12	310,000	320,991
EI Du Pont de Nemours & Co., 5.25%, 12/15/16	515,000	523,531
Lubrizol Corp.
5.50%, 10/01/14	196,000	190,782
6.50%, 10/01/34	103,000	97,065
Praxair, Inc., 3.95%, 06/01/13	123,000	119,583
Rohm & Haas Co., 7.85%, 07/15/29	82,000	91,184
Sealed Air Corp., 6.95%, 05/15/09 (a)	103,000	105,158

		1,638,538

Consumer Goods (0.2%)
Cadbury Schweppes US Finance LLC, 5.13%, 10/01/13 (a)	123,000	119,042
Fortune Brands, Inc.
5.13%, 01/15/11	287,000	285,201
5.38%, 01/15/16	585,000	550,468
Procter & Gamble Co.
4.95%, 08/15/14	205,000	213,601
4.85%, 12/15/15	123,000	128,086
6.45%, 01/15/26	700,000	759,249
5.80%, 08/15/34	405,000	412,666

		2,468,313

Containers & Packaging (0.0%)
Newell Rubbermaid, Inc., 4.00%, 05/01/10	62,000	61,231

Diversified Financial Services (1.5%)
Bear Stearns Cos., Inc. (The)
4.55%, 06/23/10	1,943,000	1,925,954
5.70%, 11/15/14	256,000	255,473
5.30%, 10/30/15	123,000	119,600
4.65%, 07/02/18	246,000	221,275
Goldman Sachs Group, Inc. (The)
6.65%, 05/15/09	287,000	293,454
6.60%, 01/15/12	72,000	75,552
5.25%, 04/01/13	461,000	460,693
5.25%, 10/15/13	605,000	597,856
5.13%, 01/15/15	461,000	454,447
5.35%, 01/15/16	453,000	444,697
5.75%, 10/01/16	700,000	698,258
5.63%, 01/15/17	1,350,000	1,304,575
6.13%, 02/15/33	450,000	424,561
Jefferies Group, Inc., 6.25%, 01/15/36 (c)	123,000	92,943
Kreditanstalt fuer Wiederaufbau, 5.13%, 05/13/09	1,500,000	1,538,046
Lehman Brothers Holdings, Inc.
4.25%, 01/27/10	318,000	312,767
7.88%, 08/15/10	40,000	41,523
6.00%, 07/19/12	365,000	368,552
4.80%, 03/13/14	513,000	477,753
5.50%, 04/04/16	625,000	588,869
5.75%, 01/03/17	600,000	560,759
6.88%, 07/17/37	200,000	185,419
Morgan Stanley
5.05%, 01/21/11	720,000	714,478
6.60%, 04/01/12	349,000	356,882
5.30%, 03/01/13	461,000	460,086
4.75%, 04/01/14	410,000	384,739
5.45%, 01/09/17	1,345,000	1,285,275
7.25%, 04/01/32	226,000	235,449

		14,879,935

Diversified Manufacturing (0.6%)
3M Co, 5.70%, 03/15/37	950,000	967,556
Exelon Corp.
4.90%, 06/15/15	287,000	268,750
5.63%, 06/15/35	414,000	364,221
Honeywell International, Inc.
6.13%, 11/01/11	103,000	109,909
5.40%, 03/15/16	890,000	916,005
International Paper Co.
4.00%, 04/01/10	349,000	339,459
5.85%, 10/30/12	30,000	29,491
5.30%, 04/01/15	144,000	129,557
Kimberly-Clark Corp.
5.63%, 02/15/12	205,000	214,660
4.88%, 08/15/15	710,000	706,509
Masco Corp.
5.88%, 07/15/12	148,000	141,265
4.80%, 06/15/15	246,000	212,846

2008 Semiannual Report 11

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Shares or
	Principal Amount	Value

Diversified Manufacturing (continued)

6.13%, 10/03/16	$315,000	$293,831
Pitney Bowes, Inc.
4.75%, 01/15/16 (c)	205,000	196,496
4.75%, 05/15/18	62,000	57,726
Westvaco Corp., 7.95%, 02/15/31	82,000	77,963
Weyerhaeuser Co.
6.75%, 03/15/12	443,000	463,414
7.38%, 03/15/32	154,000	154,604

		5,644,262

Electric Utilities (0.4%)
Alabama Power Co., 5.70%, 02/15/33	226,000	212,825
Appalachian Power Co., 5.80%, 10/01/35	144,000	123,343
Arizona Public Service Co., 5.50%, 09/01/35	150,000	113,507
Baltimore Gas & Electric Co., 5.90%, 10/01/16	615,000	600,617
Commonwealth Edison Co., 6.15%, 03/15/12	82,000	85,006
Consolidated Edison Co. of New York, Inc.
4.70%, 06/15/09	103,000	103,969
7.15%, 12/01/09	25,000	26,217
4.88%, 02/01/13	86,000	86,736
5.38%, 12/15/15	123,000	122,719
5.88%, 04/01/33	82,000	77,830
Consumers Energy Co., 4.00%, 05/15/10	167,000	165,958
Florida Power & Light Co.
4.85%, 02/01/13	103,000	105,177
5.85%, 02/01/33	70,000	70,075
5.95%, 10/01/33	53,000	53,757
5.40%, 09/01/35	90,000	84,606
5.65%, 02/01/37	200,000	194,690
Florida Power Corp., 5.90%, 03/01/33	247,000	245,352
Georgia Power Co., 5.13%, 11/15/12	74,000	75,662
Metropolitan Edison Co., 4.88%, 04/01/14	164,000	155,233
Ohio Power Co.
6.00%, 06/01/16	349,000	354,306
6.60%, 02/15/33	164,000	157,593
Pacific Gas & Electric Co., 4.20%, 03/01/11	492,000	488,874
PSEG Power LLC
6.95%, 06/01/12	51,000	54,254
5.50%, 12/01/15	287,000	280,723
Public Service Electric & Gas Co., 5.13%, 09/01/12	135,000	136,738
Puget Sound Energy, Inc., 5.48%, 06/01/35	103,000	85,967
Southern Power Co., 6.25%, 07/15/12	174,000	183,535
Wisconsin Electric Power Co., 5.63%, 05/15/33	41,000	38,115

		4,483,384

Electronic Equipment & Instruments (0.2%)
Cooper Industries, Inc., 5.50%, 11/01/09	72,000	73,492
General Electric Co., 5.00%, 02/01/13	946,000	965,029
Motorola, Inc.
7.63%, 11/15/10	111,000	112,389
7.50%, 05/15/25	144,000	127,273
Northrop Grumman Systems Corp.
7.13%, 02/15/11	274,000	292,153
7.75%, 02/15/31	82,000	98,532
Raytheon Co.
6.40%, 12/15/18	144,000	154,602
7.00%, 11/01/28	92,000	101,780
Rockwell Collins, Inc., 4.75%, 12/01/13	205,000	203,561

		2,128,811

Food Processors (0.5%)
Archer-Daniels-Midland Co.
5.94%, 10/01/32	140,000	134,675
5.38%, 09/15/35	103,000	91,494
Campbell Soup Co., 4.88%, 10/01/13	164,000	166,237
ConAgra Foods, Inc.
6.75%, 09/15/11	62,000	65,805
7.00%, 10/01/28	154,000	153,324
General Mills, Inc., 6.00%, 02/15/12	185,000	192,965
Hershey Co. (The), 5.45%, 09/01/16	267,000	263,296
Kellogg Co., 7.45%, 04/01/31	103,000	118,490

12 Semiannual Report 2008

Corporate Bonds (continued)
	Shares or
	Principal Amount	Value

Food Processors (continued)

Kraft Foods, Inc.
4.13%, 11/12/09	$410,000	$408,361
5.63%, 11/01/11	326,000	333,452
6.00%, 02/11/13	500,000	515,798
6.50%, 11/01/31	131,000	127,317
6.88%, 02/01/38	1,300,000	1,347,679
Sara Lee Corp., 6.25%, 09/15/11	174,000	180,149
SYSCO Corp., 5.38%, 09/21/35	74,000	68,280
Unilever Capital Corp.
7.13%, 11/01/10	76,000	82,466
5.90%, 11/15/32	144,000	144,164
WM Wrigley Jr Co., 4.65%, 07/15/15	150,000	149,188

		4,543,140

Gas Distribution (0.2%)
Southern California Gas Co., 4.80%, 10/01/12	267,000	269,308
Texas Eastern Transmission LP, 7.30%, 12/01/10	1,525,000	1,649,788

		1,919,096

Health Care Equipment & Supplies (0.1%)
Baxter International, Inc., 4.63%, 03/15/15	53,000	51,236
Johnson & Johnson, 4.95%, 05/15/33	537,000	496,416
Medtronic, Inc., 4.38%, 09/15/10	129,000	129,554

		677,206

Health Care Providers & Services (0.0%)
Quest Diagnostics, Inc., 5.45%, 11/01/15	376,000	355,926

Home Builders (0.0%)
MDC Holdings, Inc., 5.50%, 05/15/13	103,000	98,876
Ryland Group, Inc., 5.38%, 01/15/15	164,000	141,835

		240,711

Hotels, Restaurants & Leisure (0.0%)
Yum! Brands, Inc., 8.88%, 04/15/11	82,000	90,246

Independent Finance (0.2%)
Credit Suisse USA, Inc.
4.13%, 01/15/10	277,000	277,437
6.13%, 11/15/11	185,000	192,580
6.50%, 01/15/12	246,000	258,959
5.13%, 01/15/14	119,000	118,782
5.85%, 08/16/16	300,000	304,475
7.13%, 07/15/32	395,000	437,245

		1,589,478

Industrial Conglomerates (0.0%)
Goodrich Corp.
6.29%, 07/01/16	171,000	180,226
6.80%, 07/01/36	129,000	137,973

		318,199

Insurance (0.6%)
Ace INA Holdings, Inc., 5.88%, 06/15/14	390,000	402,580
Aetna, Inc., 6.00%, 06/15/16	650,000	649,587
Allstate Corp. (The), 7.50%, 06/15/13	425,000	472,975
American General Corp., 7.50%, 07/15/25	103,000	104,941
AXA Financial, Inc.
7.75%, 08/01/10	185,000	199,099
7.00%, 04/01/28	92,000	85,662
Chubb Corp., 6.00%, 05/11/37	225,000	210,671
Genworth Financial, Inc.
5.75%, 06/15/14	62,000	61,286
6.50%, 06/15/34	144,000	131,526
Hartford Financial Services Group, Inc.
4.75%, 03/01/14	82,000	78,113
6.10%, 10/01/41	41,000	37,681
Infinity Property & Casualty Corp., 5.50%, 02/18/14	82,000	80,465
Lincoln National Corp., 6.15%, 04/07/36	410,000	384,600
Marsh & McLennan Cos., Inc.
6.25%, 03/15/12	72,000	72,978
5.75%, 09/15/15	327,000	324,624
MetLife, Inc.
6.13%, 12/01/11	445,000	470,035
5.50%, 06/15/14	185,000	188,022
5.70%, 06/15/35	336,000	304,539

2008 Semiannual Report 13

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Shares or
	Principal Amount	Value

Insurance (continued)

NLV Financial Corp., 7.50%, 08/15/33 (a)	$51,000	$54,147
Progressive Corp. (The), 6.25%, 12/01/32	113,000	109,740
RLI Corp., 5.95%, 01/15/14	82,000	80,081
Travelers Cos., Inc. (The), 5.75%, 12/15/17	340,000	337,349
Travelers Property Casualty Corp., 6.38%, 03/15/33	133,000	131,111
UnitedHealth Group, Inc.
5.38%, 03/15/16	205,000	196,355
5.80%, 03/15/36	417,000	349,781
WellPoint, Inc.
5.00%, 12/15/14	598,000	566,887
5.25%, 01/15/16	226,000	213,853
5.95%, 12/15/34	82,000	70,267
WR Berkley Corp., 5.13%, 09/30/10	72,000	72,090

		6,441,045

Leasing (0.1%)
International Lease Finance Corp.
3.50%, 04/01/09	205,000	201,170
5.00%, 04/15/10	410,000	407,135

		608,305

Leisure Equipment & Products (0.1%)
Walt Disney Co. (The)
6.38%, 03/01/12	97,000	104,163
6.20%, 06/20/14	687,000	740,687

		844,850

Machinery (0.3%)
Black & Decker Corp., 4.75%, 11/01/14	160,000	145,833
Caterpillar, Inc.
7.30%, 05/01/31	70,000	81,076
6.05%, 08/15/36	123,000	124,154
Deere & Co.
6.95%, 04/25/14	611,000	668,611
8.10%, 05/15/30	400,000	499,630
Dover Corp., 4.88%, 10/15/15	156,000	152,552
Emerson Electric Co.
4.50%, 05/01/13	1,050,000	1,050,448
6.00%, 08/15/32	57,000	56,705

		2,779,009

Media (0.7%)
CBS Corp.
5.63%, 08/15/12	310,000	308,634
7.88%, 07/30/30	55,000	56,362
5.50%, 05/15/33	82,000	66,417
Comcast Cable Communications Holdings, Inc.
8.38%, 03/15/13	164,000	183,708
9.46%, 11/15/22	82,000	99,738
Comcast Cable Holdings LLC, 9.80%, 02/01/12	213,000	240,117
Comcast Corp.
5.85%, 01/15/10	351,000	358,196
5.90%, 03/15/16	287,000	290,373
6.50%, 01/15/17	507,000	528,769
7.05%, 03/15/33	205,000	214,600
5.65%, 06/15/35	414,000	368,858
6.50%, 11/15/35	70,000	69,900
6.45%, 03/15/37	488,000	485,355
COX Communications, Inc.
7.13%, 10/01/12	205,000	217,945
5.45%, 12/15/14	246,000	244,737
5.50%, 10/01/15	667,000	659,768
Historic TW, Inc., 6.88%, 06/15/18	122,000	122,729
Time Warner, Inc.
6.88%, 05/01/12	384,000	400,032
5.88%, 11/15/16 (a)	475,000	463,015
7.63%, 04/15/31	773,000	829,490
7.70%, 05/01/32	648,000	701,863
Viacom, Inc.
6.25%, 04/30/16	351,000	354,704
6.88%, 04/30/36	226,000	226,388

		7,491,698

Metals & Mining (0.1%)
Alcoa, Inc., 5.87%, 02/23/22	335,000	318,556
Barrick Gold Finance Co., 4.88%, 11/15/14	160,000	153,555
Newmont Mining Corp., 5.88%, 04/01/35	164,000	131,333
Vale Overseas Ltd., 6.88%, 11/21/36	556,000	562,728

		1,166,172

14 Semiannual Report 2008

Corporate Bonds (continued)
	Shares or
	Principal Amount	Value

Mortgage Banks (0.1%)
Countrywide Home Loans, Inc.
5.63%, 07/15/09	$390,000	$369,949
4.00%, 03/22/11	494,000	452,312

		822,261

Oil, Gas & Consumable Fuels (0.8%)
Anadarko Petroleum Corp., 6.45%, 09/15/36	269,000	276,078
Apache Corp.
6.25%, 04/15/12	160,000	170,345
7.63%, 07/01/19	41,000	47,852
Atlantic Richfield Co., 5.90%, 04/15/09	82,000	83,949
Atmos Energy Corp.
4.00%, 10/15/09	287,000	283,535
5.13%, 01/15/13	92,000	90,247
4.95%, 10/15/14	185,000	175,105
Boardwalk Pipelines LP, 5.20%, 06/01/18	62,000	56,406
Canadian Natural Resources Ltd., 6.25%, 03/15/38	660,000	644,165
CenterPoint Energy Resources Corp., 7.88%, 04/01/13	246,000	268,708
Colonial Pipeline Co., 7.63%, 04/15/32 (a)	150,000	169,815
ConocoPhillips
8.75%, 05/25/10	246,000	270,312
4.75%, 10/15/12	270,000	274,315
6.65%, 07/15/18	332,000	370,803
5.90%, 10/15/32	123,000	125,076
ConocoPhillips Holding Co., 6.95%, 04/15/29	152,000	174,038
Devon Energy Corp., 7.95%, 04/15/32	250,000	307,454
Devon OEI Operating, Inc., 7.25%, 10/01/11	402,000	435,891
Enterprise Products Operating LP, 5.60%, 10/15/14	656,000	649,261
Hess Corp., 7.30%, 08/15/31	196,000	220,520
Kinder Morgan Energy Partners LP
7.50%, 11/01/10	144,000	153,048
6.75%, 03/15/11	64,000	66,710
5.80%, 03/15/35	144,000	126,004
Marathon Oil Corp., 6.80%, 03/15/32	82,000	81,895
Motiva Enterprises LLC, 5.20%, 09/15/12 (a)	51,000	52,985
Murphy Oil Corp., 6.38%, 05/01/12	41,000	41,916
Occidental Petroleum Corp., 6.75%, 01/15/12	185,000	200,894
StatoilHydro ASA, 6.80%, 01/15/28	425,000	467,525
Valero Energy Corp.
6.88%, 04/15/12	260,000	274,498
7.50%, 04/15/32	82,000	84,879
6.63%, 06/15/37	320,000	311,724
XTO Energy, Inc.
5.30%, 06/30/15	195,000	195,320
5.65%, 04/01/16	82,000	82,797
6.38%, 06/15/38	390,000	393,424

		7,627,494

Oilfield Machinery & Services (0.1%)
Halliburton Co., 5.50%, 10/15/10	228,000	235,507
Nabors Industries, Inc., 5.38%, 08/15/12	29,000	29,135
Plains All American Pipeline LP, 5.63%, 12/15/13	230,000	229,287
Weatherford International Ltd., 5.50%, 02/15/16	51,000	49,794

		543,723

Other Financial (3.0%)
AIG SunAmerica Global Financing X, 6.90%, 03/15/32 (a)	287,000	293,757
Allstate Corp. (The)
6.13%, 02/15/12	176,000	184,947
5.00%, 08/15/14	205,000	206,031
6.13%, 12/15/32	82,000	78,314
5.55%, 05/09/35	62,000	54,614
5.95%, 04/01/36	82,000	76,343
American Express Co., 4.88%, 07/15/13	837,000	817,743
American General Finance Corp., 5.38%, 10/01/12	572,000	554,870
American International Group, Inc.
5.05%, 10/01/15	103,000	99,228
5.60%, 10/18/16	290,000	287,899
5.85%, 01/16/18	700,000	699,450

2008 Semiannual Report 15

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Shares or
	Principal Amount	Value

Other Financial (continued)

6.25%, 05/01/36	$164,000	$159,981
Ameritech Capital Funding Corp., 6.45%, 01/15/18	62,000	66,067
Associates Corp. of North America, 6.95%, 11/01/18	236,000	244,619
Berkshire Hathaway Finance Corp., 4.85%, 01/15/15	246,000	247,871
BHP Billiton Finance USA Ltd., 5.25%, 12/15/15	550,000	534,772
Boeing Capital Corp., 6.10%, 03/01/11	35,000	36,826
BP Capital Markets America, Inc., 4.20%, 06/15/18	103,000	96,644
Bunge Ltd. Finance Corp., 5.10%, 07/15/15	62,000	56,138
Caterpillar Financial Services Corp.
4.50%, 06/15/09	144,000	145,183
5.05%, 12/01/10	260,000	268,010
5.50%, 03/15/16	205,000	207,858
CIT Group, Inc.
4.75%, 12/15/10	139,000	119,194
5.13%, 09/30/14	174,000	143,551
5.40%, 01/30/16	123,000	101,880
5.85%, 09/15/16	575,000	475,230
6.00%, 04/01/36	144,000	118,757
CitiFinancial, Inc., 10.00%, 05/15/09	41,000	43,252
ConocoPhillips Australia Funding Co., 5.50%, 04/15/13	226,000	236,626
Continental Airlines, Inc.
7.92%, 05/01/10	250,000	247,500
6.56%, 02/15/12	162,000	160,785
CRH America, Inc., 6.00%, 09/30/16	465,000	436,920
Daimler Finance North America LLC
5.88%, 03/15/11	1,513,000	1,548,316
7.30%, 01/15/12	271,000	289,271
6.50%, 11/15/13	338,000	353,102
8.50%, 01/18/31	506,000	584,581

		2,775,270

Devon Financing Corp. ULC, 6.88%, 09/30/11	297,000	318,750
Diageo Capital PLC, 5.50%, 09/30/16	300,000	301,048
Diageo Finance BV, 5.30%, 10/28/15	451,000	449,434
General Electric Capital Corp.
4.63%, 09/15/09	441,000	448,848
3.75%, 12/15/09	574,000	577,014
5.50%, 04/28/11	287,000	298,444
5.88%, 02/15/12	41,000	42,929
6.00%, 06/15/12	182,000	191,295
4.88%, 03/04/15	431,000	430,927
5.00%, 01/08/16	205,000	202,778
5.40%, 02/15/17	415,000	413,840
5.63%, 09/15/17	1,150,000	1,171,687
6.75%, 03/15/32	867,000	918,070
6.15%, 08/07/37	750,000	738,904
GlaxoSmithKline Capital, Inc., 5.38%, 04/15/34	139,000	129,536
HJ Heinz Finance Co.
6.00%, 03/15/12	150,000	155,308
6.75%, 03/15/32	62,000	62,066
HSBC Finance Corp.
4.75%, 05/15/09	533,000	535,376
4.75%, 04/15/10	246,000	248,139
7.00%, 05/15/12	264,000	278,729
5.25%, 04/15/15	185,000	183,693
5.00%, 06/30/15	349,000	339,513
ING Security Life Institutional Funding, 4.25%, 01/15/10 (a)	620,000	618,377
John Deere Capital Corp., 4.40%, 07/15/09	267,000	268,857
McDonnell Douglas Corp., 9.75%, 04/01/12	325,000	385,079
Mellon Funding Corp.
6.40%, 05/14/11	185,000	194,313
5.00%, 12/01/14	185,000	175,137
Monumental Global Funding II, 4.38%, 07/30/09 (a)	205,000	204,359
National Rural Utilities Cooperative Finance Corp.
4.75%, 03/01/14	226,000	224,162
5.45%, 04/10/17	400,000	398,280
8.00%, 03/01/32	111,000	129,501
Nisource Finance Corp., 5.25%, 09/15/17	180,000	164,345
Nissan Motor Acceptance Corp., 4.63%, 03/08/10 (a)	113,000	113,373

16 Semiannual Report 2008

Corporate Bonds (continued)
	Shares or
	Principal Amount	Value

Other Financial (continued)

Pemex Project Funding Master Trust
9.13%, 10/13/10	$97,000	$108,882
6.63%, 06/15/35	226,000	235,439
Popular North America, Inc., 4.70%, 06/30/09	226,000	224,420
Principal Life Global Funding I (a)
6.25%, 02/15/12	150,000	158,656
5.25%, 01/15/13	615,000	612,247
Prudential Financial, Inc.
5.10%, 12/14/11	515,000	517,403
5.10%, 09/20/14	205,000	202,202
6.00%, 12/01/17	500,000	504,126
5.75%, 07/15/33	103,000	92,076
SLM Corp.
5.13%, 08/27/12	825,000	711,122
5.38%, 05/15/14	759,000	639,952
Spectra Energy Capital LLC, 6.75%, 02/15/32 (c)	123,000	116,219
Sprint Capital Corp.
6.38%, 05/01/09	154,000	151,690
8.38%, 03/15/12	845,000	804,862
Teva Pharmaceutical Finance LLC, 6.15%, 02/01/36	98,000	97,588
Textron Financial Corp., 4.60%, 05/03/10	245,000	248,632
Toll Brothers Finance Corp., 6.88%, 11/15/12	62,000	60,441
Verizon Communications, Inc.
4.90%, 09/15/15	410,000	401,041
5.85%, 09/15/35	82,000	78,432
Verizon Global Funding Corp.
6.88%, 06/15/12	205,000	220,765
7.38%, 09/01/12	363,000	398,467
4.38%, 06/01/13	256,000	251,823
7.75%, 12/01/30	810,000	920,456
Western & Southern Financial Group, Inc., 5.75%, 07/15/33 (a)	103,000	87,952
Willis North America, Inc., 5.63%, 07/15/15	123,000	119,260

		29,552,394

Other Utilities (0.7%)
American Electric Power Co., Inc., 5.25%, 06/01/15	133,000	130,603
Consolidated Natural Gas Co.
6.25%, 11/01/11	313,000	326,500
5.00%, 12/01/14	396,000	382,835
Constellation Energy Group, Inc., 6.13%, 09/01/09	217,000	220,696
Dominion Resources, Inc.
5.70%, 09/17/12	113,000	116,552
6.30%, 03/15/33	308,000	299,279
5.95%, 06/15/35	174,000	163,311
DTE Energy Co., 6.35%, 06/01/16	287,000	293,134
Duke Energy Ohio, Inc.
5.70%, 09/15/12	29,000	29,911
5.40%, 06/15/33	51,000	44,488
Entergy Gulf States, Inc., 5.25%, 08/01/15	123,000	116,402
Entergy Mississippi, Inc., 5.15%, 02/01/13	201,000	197,794
FirstEnergy Corp., 7.38%, 11/15/31	287,000	317,011
Midamerican Energy Co., 5.80%, 10/15/36	200,000	191,132
Midamerican Energy Holdings Co.
5.88%, 10/01/12	441,000	459,780
6.13%, 04/01/36	555,000	554,518
New York State Electric & Gas Corp., 5.75%, 05/01/23	41,000	36,705
Oncor Electric Delivery Co.
6.38%, 05/01/12	383,000	389,515
6.38%, 01/15/15	308,000	307,367
Pacific Gas & Electric Co.
4.80%, 03/01/14	328,000	326,974
5.80%, 03/01/37	400,000	384,240
Pacificorp, 5.25%, 06/15/35	123,000	109,496
Pepco Holdings, Inc.
6.45%, 08/15/12	74,000	77,298
7.45%, 08/15/32	82,000	88,475
Progress Energy, Inc.
7.10%, 03/01/11	85,000	90,233
7.75%, 03/01/31	164,000	194,102
Public Service Co. of Colorado, 5.50%, 04/01/14	174,000	179,190
SCANA Corp.
6.88%, 05/15/11	359,000	376,765
6.25%, 02/01/12	103,000	106,834
Southern California Edison Co.
6.00%, 01/15/34	123,000	125,079
5.55%, 01/15/36	164,000	156,608

2008 Semiannual Report 17

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Shares or
	Principal Amount	Value

Other Utilities (continued)

Virginia Electric and Power Co., 5.40%, 01/15/16	$103,000	$102,282
Westar Energy, Inc., 6.00%, 07/01/14	185,000	191,113
Xcel Energy, Inc.
5.61%, 04/01/17 (a)	173,000	171,225
6.50%, 07/01/36	123,000	123,287

		7,380,734

Pharmaceuticals (0.6%)
Abbott Laboratories, 5.88%, 05/15/16	334,000	351,996
Bristol-Myers Squibb Co., 5.25%, 08/15/13	825,000	857,960
Eli Lilly & Co.
6.00%, 03/15/12	205,000	218,886
5.20%, 03/15/17	800,000	810,364
7.13%, 06/01/25	82,000	93,985
Genentech, Inc., 5.25%, 07/15/35	62,000	56,104
Merck & Co., Inc.
4.75%, 03/01/15	396,000	393,468
6.40%, 03/01/28	51,000	54,238
5.95%, 12/01/28	113,000	111,030
Pfizer, Inc., 4.65%, 03/01/18	185,000	179,173
Pharmacia Corp., 6.60%, 12/01/28	123,000	132,866
Schering-Plough Corp., 5.30%, 12/01/13	800,000	819,574
Wyeth
5.50%, 02/01/14	472,000	484,713
5.50%, 02/15/16	741,000	749,730
6.50%, 02/01/34	144,000	150,645
6.00%, 02/15/36	200,000	194,194

		5,658,926

Pipelines (0.2%)
AGL Capital Corp., 4.45%, 04/15/13	123,000	117,798
Duke Energy Carolinas LLC, 6.25%, 01/15/12	970,000	1,024,068
Texas Gas Transmission LLC, 4.60%, 06/01/15	123,000	112,677
TransCanada Pipelines Ltd., 5.85%, 03/15/36	500,000	459,507

		1,714,050

Publishing (0.2%)
Gannett Co., Inc., 6.38%, 04/01/12	164,000	164,969
News America, Inc.
9.25%, 02/01/13	82,000	94,524
5.30%, 12/15/14	833,000	836,976
8.00%, 10/17/16	82,000	94,138
7.28%, 06/30/28	53,000	56,103
6.20%, 12/15/34	170,000	165,033
6.40%, 12/15/35	323,000	323,232

		1,734,975

Real Estate Investment Trusts (REITs) (0.5%)
AvalonBay Communities, Inc.
6.63%, 09/15/11	62,000	63,701
5.50%, 01/15/12	465,000	461,145
Boston Properties LP, 5.00%, 06/01/15	360,000	335,360
Brandywine Operating Partnership LP, 5.63%, 12/15/10	125,000	120,513
Camden Property Trust, 5.00%, 06/15/15	103,000	90,273
Colonial Realty LP, 6.25%, 06/15/14	320,000	291,474
Developers Diversified Realty Corp., 5.38%, 10/15/12	205,000	191,384
Duke Realty LP
5.25%, 01/15/10	123,000	122,715
4.63%, 05/15/13	535,000	477,401
ERP Operating LP
5.25%, 09/15/14	278,000	260,855
5.38%, 08/01/16	205,000	189,057
HCP, Inc.
6.45%, 06/25/12	39,000	38,119
6.00%, 01/30/17	328,000	282,455
Health Care REIT, Inc., 6.00%, 11/15/13	123,000	117,749
Hospitality Properties Trust, 6.75%, 02/15/13	525,000	510,825
HRPT Properties Trust, 5.75%, 02/15/14	123,000	112,537
iStar Financial, Inc., 5.65%, 09/15/11	176,000	153,120
Liberty Property LP, 7.25%, 03/15/11	27,000	28,163
Prologis, 5.25%, 11/15/10	328,000	324,488

18 Semiannual Report 2008

Corporate Bonds (continued)
	Shares or
	Principal Amount	Value

Real Estate Investment Trusts (continued)

Simon Property Group LP
4.60%, 06/15/10	$164,000	$162,887
5.10%, 06/15/15	294,000	271,731
6.10%, 05/01/16	287,000	287,716
Vornado Realty LP, 5.60%, 02/15/11	144,000	139,099
Washington Real Estate Investment Trust, 5.25%, 01/15/14	82,000	73,289
Westfield Capital Corp. Ltd., 5.13%, 11/15/14 (a)	107,000	99,212

		5,205,268

Road & Rail (0.2%)
Burlington Northern Santa Fe Corp., 7.95%, 08/15/30	144,000	166,313
CSX Corp.
6.75%, 03/15/11	92,000	96,293
5.50%, 08/01/13	308,000	308,416
Norfolk Southern Corp.
6.75%, 02/15/11	371,000	391,341
5.59%, 05/17/25	59,000	55,011
7.25%, 02/15/31	437,000	484,643
TTX Co., 4.90%, 03/01/15 (a)	154,000	160,173
Union Pacific Corp.
5.38%, 06/01/33	43,000	36,646
6.25%, 05/01/34	164,000	155,741

		1,854,577

Service Companies (0.2%)
Omnicom Group, Inc., 5.90%, 04/15/16	123,000	124,218
Oracle Corp., 5.25%, 01/15/16	548,000	550,531
RR Donnelley & Sons Co.
4.95%, 04/01/14	82,000	76,257
6.13%, 01/15/17	400,000	389,850
Science Applications International Corp., 5.50%, 07/01/33	123,000	103,673
Waste Management, Inc.
7.38%, 08/01/10	103,000	108,960
6.38%, 11/15/12	144,000	148,290
7.00%, 07/15/28	113,000	114,948

		1,616,727

Specialty Retail (0.9%)
Costco Wholesale Corp., 5.50%, 03/15/17	475,000	484,644
CVS Caremark Corp.
4.00%, 09/15/09	82,000	81,460
6.25%, 06/01/27	460,000	455,930
Home Depot, Inc.
5.25%, 12/16/13	1,120,000	1,084,564
5.40%, 03/01/16	410,000	387,702
JC Penney Corp., Inc.
8.00%, 03/01/10	321,000	331,175
5.75%, 02/15/18	600,000	555,059
Kroger Co. (The)
6.20%, 06/15/12	164,000	171,903
7.50%, 04/01/31	178,000	198,813
Lowe’s Cos., Inc., 6.50%, 03/15/29	164,000	161,638
Ltd. Brands, Inc., 6.13%, 12/01/12	103,000	95,568
Macy’s Retail Holdings, Inc.
6.63%, 04/01/11	289,000	284,473
5.75%, 07/15/14	308,000	278,987
6.90%, 04/01/29 (c)	353,000	298,476
Safeway, Inc.
6.50%, 03/01/11	89,000	92,355
5.80%, 08/15/12	144,000	149,335
5.63%, 08/15/14	123,000	121,922
Target Corp.
10.00%, 01/01/11	46,000	51,619
7.00%, 07/15/31	121,000	121,479
6.35%, 11/01/32	217,000	216,061
Wal-Mart Stores, Inc.
6.88%, 08/10/09	570,000	594,930
4.13%, 07/01/10	287,000	290,523
4.13%, 02/15/11	267,000	269,983
5.00%, 04/05/12	1,300,000	1,358,435
7.55%, 02/15/30	82,000	94,821
5.25%, 09/01/35	492,000	440,869

		8,672,724

Technology (0.2%)
Cisco Systems, Inc.
5.25%, 02/22/11	205,000	211,852
5.50%, 02/22/16	433,000	448,501
Dell, Inc., 7.10%, 04/15/28	144,000	152,078
Hewlett-Packard Co., 6.50%, 07/01/12	208,000	224,737

2008 Semiannual Report 19

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)
	Shares or
	Principal Amount	Value

Technology (continued)

International Business Machines Corp.
4.75%, 11/29/12	$359,000	$366,071
5.88%, 11/29/32	732,000	730,547

		2,133,786

Telecommunications (0.8%)
AT&T Mobility LLC, 7.13%, 12/15/31	287,000	303,415
AT&T, Inc.
5.30%, 11/15/10	267,000	275,107
6.25%, 03/15/11	330,000	344,059
5.88%, 08/15/12	295,000	306,876
5.10%, 09/15/14	597,000	598,859
5.63%, 06/15/16	205,000	207,836
6.15%, 09/15/34	814,000	790,080
BellSouth Corp.
6.00%, 10/15/11	583,000	606,073
5.20%, 09/15/14	349,000	350,646
6.55%, 06/15/34	123,000	123,587
6.00%, 11/15/34	849,000	807,864
Embarq Corp.
6.74%, 06/01/13	433,000	432,017
7.08%, 06/01/16	92,000	91,276
GTE Corp.
6.84%, 04/15/18	144,000	155,632
6.94%, 04/15/28	103,000	105,911
New Cingular Wireless Services, Inc.
8.13%, 05/01/12	31,000	34,417
8.75%, 03/01/31	224,000	275,715
Nextel Communications, Inc., 6.88%, 10/31/13	1,615,000	1,332,375
Rogers Wireless, Inc., 7.25%, 12/15/12	540,000	575,951
Vodafone Group PLC, 6.15%, 02/27/37	410,000	403,916

		8,121,612

Transportation (0.1%)
General Dynamics Corp., 4.25%, 05/15/13	175,000	173,868
Southwest Airlines Co., 5.13%, 03/01/17	103,000	92,940
United Parcel Service, Inc.
8.38%, 04/01/20	82,000	103,214
8.38%, 04/01/30 (d)	123,000	154,230

		524,252

Total Corporate Bonds		178,488,965

Municipal Bonds (0.1%)

Illinois (0.1%)
State of Illinois, 5.10%, 06/01/33	695,000	668,361

Texas (0.0%)
City of Dallas, Texas, 5.25%, 02/15/24 (d)	492,000	489,176

Total Municipal Bonds		1,157,537

Sovereign Bonds (3.4%)

Canada (0.6%)
Province of British Columbia, Canada, 4.30%, 05/30/13	111,000	113,586
Province of Manitoba Canada
7.50%, 02/22/10	205,000	220,658
5.00%, 02/15/12	1,025,000	1,078,541
Province of Nova Scotia Canada, 5.13%, 01/26/17	615,000	649,668
Province of Ontario Canada
5.50%, 10/01/08	144,000	145,874
4.38%, 02/15/13	297,000	303,861
4.50%, 02/03/15	463,000	474,861
4.75%, 01/19/16	205,000	211,922
Province of Quebec Canada
5.00%, 07/17/09	2,215,000	2,266,102
4.60%, 05/26/15	246,000	252,844
7.50%, 09/15/29	402,000	525,930

		6,243,847

Chile (0.0%)
Chile Government International Bond, 5.50%, 01/15/13	123,000	128,510

20 Semiannual Report 2008

Sovereign Bonds (continued)
	Shares or
	Principal Amount	Value

China (0.0%)
China Government International Bond, 4.75%, 10/29/13	$205,000	$207,068

Germany (0.4%)
Kreditanstalt fuer Wiederaufbau
3.25%, 03/30/09	369,000	368,188
4.13%, 10/15/14	492,000	503,810
4.38%, 07/21/15	1,005,000	1,024,503
Landwirtschaftliche Rentenbank
4.88%, 02/14/11	615,000	644,235
5.25%, 07/15/11	250,000	264,996
5.13%, 02/01/17	600,000	641,975

		3,447,707

Iceland (0.0%)(a)
Kaupthing Bank Hf, 7.13%, 05/19/16	246,000	198,654

Italy (0.3%)
Italian Republic
3.25%, 05/15/09	697,000	702,254
4.38%, 06/15/13	390,000	402,327
4.50%, 01/21/15	652,000	666,362
4.75%, 01/25/16	287,000	298,050
6.88%, 09/27/23	174,000	211,237
5.38%, 06/15/33	584,000	595,645

		2,875,875

Luxembourg (0.8%)
European Investment Bank
3.38%, 03/16/09	656,000	660,593
5.00%, 02/08/10	6,151,000	6,384,135
4.63%, 05/15/14	630,000	654,662
5.13%, 09/13/16	250,000	268,309

		7,967,699

Mexico (0.3%)
Banco Nacional de Comercio Exterior SNC, 3.88%, 01/21/09 (a)	41,000	40,898
Mexico Government International Bond
6.38%, 01/16/13	795,000	862,575
6.75%, 09/27/34	1,423,000	1,575,261

		2,478,734

Norway (0.1%)
Eksportfinans AS
4.75%, 12/15/08	287,000	289,853
5.50%, 05/25/16	267,000	285,593

		575,446

Poland (0.0%)
Poland Government International Bond, 5.00%, 10/19/15	156,000	160,512

Republic of Korea (0.2%)
Export-Import Bank of Korea
4.63%, 03/16/10	287,000	288,670
5.13%, 02/14/11	246,000	248,838
Korea Development Bank
4.75%, 07/20/09	615,000	619,818
5.75%, 09/10/13	82,000	84,153
Republic of Korea, 4.25%, 06/01/13	492,000	485,148

		1,726,627

South Africa (0.0%)
South Africa Government International Bond, 6.50%, 06/02/14	144,000	152,280

Spain (0.1%)
Telefonica Emisiones SAU, 6.42%, 06/20/16	1,080,000	1,139,971

Sweden (0.4%)
Svensk Exportkredit AB, 4.88%, 09/29/11	4,101,000	4,276,129

United States (0.2%)
Inter-American Development Bank
5.00%, 04/05/11	250,000	264,883
5.13%, 09/13/16	415,000	447,637
6.80%, 10/15/25	287,000	348,425
International Bank for Reconstruction & Development, 7.63%, 01/19/23	677,000	894,212

		1,955,157

2008 Semiannual Report 21

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Bond Index Fund (Continued)

Sovereign Bonds (continued)
	Shares or
	Principal Amount	Value

Venezuela (0.0%)
Corp. Andina de Fomento, 6.88%, 03/15/12	$164,000	$171,734

Total Sovereign Bonds		33,705,950

U.S. Government Mortgage Backed Agencies (45.9%)

Fannie Mae Pool
5.00%, Pool #709921, 06/01/18	53,919	54,485
4.00%, Pool #255315, 07/01/19	155,440	150,192
4.50%, Pool #735494, 03/01/20	10,998,905	10,942,406
7.50%, Pool #560868, 02/01/31	3,859	4,155
7.50%, Pool #607212, 10/01/31	67,455	72,627
6.50%, Pool #607559, 11/01/31	1,749	1,824
6.50%, Pool #607632, 11/01/31	843	879
7.50%, Pool #661664, 09/01/32	76,180	81,860
5.50%, Pool #254548, 12/01/32	93,313	94,205
6.50%, Pool #656559, 02/01/33	199,728	207,913
6.50%, Pool #694846, 04/01/33	28,709	29,733
6.50%, Pool #750229, 10/01/33	182,640	189,155
5.00%, Pool #725027, 11/01/33	3,517,193	3,466,785
6.50%, Pool #788027, 09/01/34	145,714	151,230
4.50%, Pool #804847, 01/01/35	233,461	222,681
5.50%, Pool #735141, 01/01/35	6,366,566	6,407,522
6.00%, Pool #256023, 12/01/35	4,861,180	4,973,804
5.00%, Pool #888022, 02/01/36	30,806,712	30,317,058
5.00%, Pool #885398, 06/01/36	13,077,949	12,861,909
5.00%, Pool #888077, 08/01/36	1,956,354	1,923,425
5.85%, Pool #894441, 08/01/36(b)	6,555,761	6,724,169
6.50%, Pool #908698, 10/01/36	997,897	1,033,490
6.50%, Pool #919390, 05/01/37	435,444	451,019
6.50%, Pool #919496, 05/01/37	28,510	29,530
6.50%, Pool #937723, 06/01/37	651,167	674,458
6.50%, Pool #937776, 06/01/37	550,891	570,595
6.50%, Pool #939745, 06/01/37	1,668,110	1,727,775
6.50%, Pool #939749, 06/01/37	895,748	927,787
6.00%, Pool #899585, 07/01/37	1,742,278	1,782,817
6.00%, Pool # 888637, 09/01/37	282,410	288,981
6.00%, Pool #946614, 09/01/37	3,465,325	3,545,956
5.97%, Pool #950726, 10/01/37 (b)	5,455,336	5,577,304
6.00%, Pool #889116, 02/01/38	11,224,686	11,485,863
Federal Home Loan Mortgage Corp. TBA
4.50%, 05/15/22	20,000,000	19,718,760
5.50%, 05/15/22	400,000	407,125
5.00%, 05/01/34	200,000	196,500
5.50%, 05/15/37	4,000,000	4,025,000
Federal National Mortgage Association TBA
6.00%, 05/01/16	2,000,000	2,059,376
5.50%, 05/01/23	4,800,000	4,878,000
6.50%, 05/01/35	4,100,000	4,242,221
5.50%, 05/15/37	26,300,000	26,439,706
6.00%, 05/15/37	46,800,000	47,838,398
Freddie Mac Gold Pool
6.50%, Pool #E00282, 03/01/09	11,584	11,991
6.50%, Pool #G10399, 07/01/09	2,716	2,760
7.50%, Pool #E00394, 09/01/10	16,597	17,153
4.50%, Pool #M80898, 02/01/11	291,178	295,994
4.50%, Pool #M80904, 03/01/11	188,602	188,049
4.50%, Pool #M80917, 05/01/11	44,355	45,089
4.50%, Pool #M80926, 07/01/11	181,002	183,995

22 Semiannual Report 2008

U.S. Government Mortgage Backed Agencies (continued)
	Shares or
	Principal Amount	Value

4.50%, Pool #M80934, 08/01/11	$222,062	$221,411
6.50%, Pool #G10940, 11/01/11	7,284	7,541
6.00%, Pool #G11130, 12/01/11	65,950	67,934
4.50%, Pool #M80981, 07/01/12	92,013	92,168
7.50%, Pool #E00507, 09/01/12	1,834	1,914
6.00%, Pool #G10749, 10/01/12	44,547	46,013
4.50%, Pool #M81009, 02/01/13	111,041	110,716
6.00%, Pool #E69050, 02/01/13	25,266	26,126
7.00%, Pool #E72896, 10/01/13	12,743	13,345
6.00%, Pool #G11612, 04/01/14	38,303	39,382
6.00%, Pool #E00677, 06/01/14	66,428	68,673
7.50%, Pool #E00802, 02/01/15	33,132	34,718
6.50%, Pool #G11001, 03/01/15	24,642	25,531
7.50%, Pool #G11003, 04/01/15	1,797	1,883
7.00%, Pool #G11164, 05/01/15	5,665	5,943
7.00%, Pool #E81396, 10/01/15	1,062	1,115
7.50%, Pool #E81394, 10/01/15	9,745	10,224
6.50%, Pool #E84097, 12/01/15	3,146	3,260
7.00%, Pool #E82132, 01/01/16	3,022	3,173
7.00%, Pool #E00938, 01/01/16	15,129	15,886
6.00%, Pool #E82815, 03/01/16	12,830	13,257
6.00%, Pool #E83231, 04/01/16	3,079	3,181
6.00%, Pool #E83233, 04/01/16	8,309	8,582
6.00%, Pool #G11972, 04/01/16	193,552	199,991
7.00%, Pool #E83046, 04/01/16	1,897	1,993
6.00%, Pool #E83355, 05/01/16	11,662	12,045
6.00%, Pool #E83636, 05/01/16	21,169	21,864
6.00%, Pool #E00975, 05/01/16	45,903	47,415
6.50%, Pool #E83933, 05/01/16	817	847
6.00%, Pool #E00985, 06/01/16	25,542	26,384
6.50%, Pool #E84236, 06/01/16	5,292	5,485
6.50%, Pool #E00987, 06/01/16	21,755	22,716
6.50%, Pool #E00996, 07/01/16	2,764	2,886
6.50%, Pool #E84912, 08/01/16	13,542	14,037
6.50%, Pool #E85117, 08/01/16	7,438	7,710
6.00%, Pool #E85387, 09/01/16	26,887	27,771
6.50%, Pool #E85800, 10/01/16	5,524	5,726
6.00%, Pool #E86183, 11/01/16	3,853	3,979
7.00%, Pool #G11207, 11/01/16	14,134	14,843
7.00%, Pool #E01083, 11/01/16	5,050	5,295
5.50%, Pool #E86746, 12/01/16	61,160	62,306
6.00%, Pool #E86533, 12/01/16	8,236	8,507
6.00%, Pool #E87584, 01/01/17	8,557	8,839
6.00%, Pool #E01095, 01/01/17	10,325	10,664
6.50%, Pool #E86995, 01/01/17	24,161	25,043
6.50%, Pool #E87291, 01/01/17	29,218	30,285
6.50%, Pool #E87446, 01/01/17	5,212	5,404
6.00%, Pool #E88076, 02/01/17	7,718	7,968
6.50%, Pool #E88055, 02/01/17	45,314	46,978
6.50%, Pool #E88106, 02/01/17	28,689	29,743
6.50%, Pool #E01127, 02/01/17	16,398	17,113
6.00%, Pool #E88134, 03/01/17	2,386	2,463
6.00%, Pool #E88474, 03/01/17	15,263	15,759

2008 Semiannual Report 23

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Shares or
	Principal Amount	Value

6.00%, Pool #E88768, 03/01/17	$44,108	$45,558
6.00%, Pool #E01137, 03/01/17	15,702	16,217
6.50%, Pool #E01138, 03/01/17	8,319	8,679
6.00%, Pool #E88729, 04/01/17	11,560	11,935
6.00%, Pool #E89149, 04/01/17	18,208	18,799
6.00%, Pool #E89151, 04/01/17	13,694	14,139
6.00%, Pool #E89217, 04/01/17	9,924	10,247
6.00%, Pool #E89222, 04/01/17	72,508	74,863
6.00%, Pool #E89347, 04/01/17	3,441	3,553
6.00%, Pool #E89496, 04/01/17	16,526	17,063
6.00%, Pool #E01139, 04/01/17	71,092	73,427
6.50%, Pool #E89203, 04/01/17	6,589	6,831
6.00%, Pool #G11409, 05/01/17	94,653	97,765
6.00%, Pool #E89788, 05/01/17	9,518	9,828
6.00%, Pool #E89530, 05/01/17	43,948	45,375
6.00%, Pool #E89746, 05/01/17	96,451	99,584
6.00%, Pool #E89909, 05/01/17	15,511	16,015
6.00%, Pool #E01140, 05/01/17	62,204	64,247
6.50%, Pool #E89924, 05/01/17	46,728	48,444
6.50%, Pool #E01156, 05/01/17	23,582	24,597
6.00%, Pool #E90194, 06/01/17	12,053	12,444
6.00%, Pool #E90227, 06/01/17	9,898	10,219
6.00%, Pool #E90313, 06/01/17	5,143	5,310
6.00%, Pool #E01157, 06/01/17	43,616	45,048
6.00%, Pool #B15071, 06/01/17	212,644	219,635
5.50%, Pool #E90591, 07/01/17	61,925	63,366
6.00%, Pool #E90594, 07/01/17	37,830	39,059
6.00%, Pool #E90667, 07/01/17	10,307	10,641
6.00%, Pool #E90645, 07/01/17	64,492	66,587
5.50%, Pool #E01186, 08/01/17	137,133	140,386
6.50%, Pool #E01205, 08/01/17	18,121	18,899
5.50%, Pool #G11295, 09/01/17	90,983	93,100
6.00%, Pool #G11458, 09/01/17	31,960	33,035
5.00%, Pool #E93476, 01/01/18	118,304	119,729
6.50%, Pool #G11434, 01/01/18	24,512	25,407
5.50%, Pool #E01311, 02/01/18	1,471,466	1,506,147
5.00%, Pool #E98207, 04/01/18	39,199	39,635
5.50%, Pool #G11399, 04/01/18	133,621	136,751
5.00%, Pool #E96459, 05/01/18	50,556	51,118
5.00%, Pool #E99869, 06/01/18	62,989	63,749
5.00%, Pool #E97335, 07/01/18	952,091	962,671
5.00%, Pool #E97366, 07/01/18	278,539	281,635
5.00%, Pool #E97702, 07/01/18	368,861	372,961
5.00%, Pool #E98258, 07/01/18	153,432	155,137
5.00%, Pool #E99426, 09/01/18	108,243	109,446
5.00%, Pool #E99498, 09/01/18	117,541	118,847
5.00%, Pool #E99579, 09/01/18	84,167	85,103
5.00%, Pool #E99673, 10/01/18	48,453	48,992
5.00%, Pool #E99675, 10/01/18	511,681	517,368
5.00%, Pool #E01488, 10/01/18	95,332	96,430
5.50%, Pool #B10210, 10/01/18	269,211	274,256
5.00%, Pool #G11480, 11/01/18	498,686	504,228
5.00%, Pool #B10650, 11/01/18	154,884	156,606
5.50%, Pool #B10653, 11/01/18	191,568	195,996

24 Semiannual Report 2008

U.S. Government Mortgage Backed Agencies (continued)
	Shares or
	Principal Amount	Value

5.00%, Pool #E01538, 12/01/18	$623,415	$630,531
5.50%, Pool #B11548, 12/01/18	79,004	80,485
5.00%, Pool #B13147, 01/01/19	387,980	392,292
5.00%, Pool #B12214, 02/01/19	229,550	231,814
5.50%, Pool #G11531, 02/01/19	55,723	57,011
5.50%, Pool #E01604, 03/01/19	110,501	112,571
5.50%, Pool #B12908, 03/01/19	97,134	99,258
5.00%, Pool #B13671, 04/01/19	88,285	89,156
5.50%, Pool #B13600, 04/01/19	65,968	67,410
5.50%, Pool #B13430, 04/01/19	104,280	106,560
5.00%, Pool #B14236, 05/01/19	269,635	272,295
5.00%, Pool #B15013, 06/01/19	151,721	153,217
5.50%, Pool #B15396, 06/01/19	114,705	117,213
5.00%, Pool #G18002, 07/01/19	111,891	112,995
5.00%, Pool #B15503, 07/01/19	158,111	159,671
5.00%, Pool #B15717, 07/01/19	229,853	232,120
5.00%, Pool #B15872, 07/01/19	90,088	90,977
6.00%, Pool #G18007, 07/01/19	50,653	52,258
5.00%, Pool #G18005, 08/01/19	303,156	306,146
5.50%, Pool #G18006, 08/01/19	102,227	104,463
6.00%, Pool #B16087, 08/01/19	125,876	129,866
5.00%, Pool #G18009, 09/01/19	540,043	545,370
5.00%, Pool #B16648, 09/01/19	121,168	122,363
5.00%, Pool #B16626, 09/01/19	626,499	632,678
5.00%, Pool #B16657, 09/01/19	150,772	152,259
5.00%, Pool #B16826, 10/01/19	201,209	203,194
5.00%, Pool #B16985, 10/01/19	89,725	90,610
5.50%, Pool #G18022, 11/01/19	212,922	217,577
5.00%, Pool #B17371, 12/01/19	199,082	201,046
5.50%, Pool #B14288, 12/01/19	116,489	119,036
5.00%, Pool #B14668, 01/01/20	407,065	410,444
5.00%, Pool #B17624, 01/01/20	263,330	265,928
4.00%, Pool #B17982, 03/01/20	149,492	143,950
4.00%, Pool #G18050, 04/01/20	146,808	141,366
4.00%, Pool #B19226, 04/01/20	38,135	36,722
5.00%, Pool #B18170, 04/01/20	115,520	116,479
5.50%, Pool #B18437, 05/01/20	97,999	99,836
5.00%, Pool #B19414, 06/01/20	259,370	261,523
6.00%, Pool #G18062, 06/01/20	93,800	96,737
5.00%, Pool #G11742, 07/01/20	667,777	674,363
5.50%, Pool #J02325, 07/01/20	250,868	256,040
4.00%, Pool #J02428, 08/01/20	3,839,321	3,696,997
5.00%, Pool #G11880, 12/01/20	582,897	587,735
5.00%, Pool #J00718, 12/01/20	968,893	976,936
5.00%, Pool #J00935, 12/01/20	87,000	87,722
5.00%, Pool #J00854, 01/01/21	495,199	499,310
5.00%, Pool #J00871, 01/01/21	222,357	224,203
5.00%, Pool #J01049, 01/01/21	2,180,418	2,198,517
5.50%, Pool #G18096, 01/01/21	89,538	91,216
5.50%, Pool #J00855, 01/01/21	229,736	234,472
5.00%, Pool #J01189, 02/01/21	119,505	120,346
5.00%, Pool #J05986, 02/01/21	106,286	107,169
5.50%, Pool #J01279, 02/01/21	193,910	197,602
5.00%, Pool #J01256, 03/01/21	120,885	121,736
5.00%, Pool #J01414, 03/01/21	98,272	98,963

2008 Semiannual Report 25

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Shares or
	Principal Amount	Value

5.00%, Pool #J01576, 04/01/21	$607,608	$611,885
5.50%, Pool #J01570, 04/01/21	131,534	133,999
5.50%, Pool #J01633, 04/01/21	582,613	593,706
5.00%, Pool #J01757, 05/01/21	230,421	232,043
5.00%, Pool #J01771, 05/01/21	149,088	150,137
5.00%, Pool #J01833, 05/01/21	100,087	100,792
5.00%, Pool #J01879, 05/01/21	213,703	215,207
5.00%, Pool #J06015, 05/01/21	187,245	188,563
5.00%, Pool #G18122, 06/01/21	173,544	174,766
5.50%, Pool #G18123, 06/01/21	326,436	332,651
6.00%, Pool #J01980, 06/01/21	218,594	225,352
5.00%, Pool #J03074, 07/01/21	156,378	157,478
5.50%, Pool #J03028, 07/01/21	192,157	195,815
6.00%, Pool #G12245, 07/01/21	115,287	118,851
5.50%, Pool #G12310, 08/01/21	92,928	94,697
6.00%, Pool #G12348, 08/01/21	232,324	239,506
5.00%, Pool #G12855, 09/01/21	5,537,050	5,583,011
5.50%, Pool #G12412, 11/01/21	123,710	126,066
7.00%, Pool #C90559, 05/01/22	71,838	76,249
8.00%, Pool #C00351, 07/01/24	1,798	1,949
8.00%, Pool #D60780, 06/01/25	3,850	4,172
8.00%, Pool #D64617, 10/01/25	20,484	22,197
7.00%, Pool #D82854, 10/01/27	4,285	4,561
7.50%, Pool #C00566, 12/01/27	7,190	7,781
6.50%, Pool #C00676, 11/01/28	41,855	43,785
7.00%, Pool #C00678, 11/01/28	10,580	11,262
7.00%, Pool #C18271, 11/01/28	7,939	8,451
7.00%, Pool #C00836, 07/01/29	4,255	4,529
6.50%, Pool #C30265, 08/01/29	8,497	8,886
7.00%, Pool #A16201, 08/01/29	17,911	19,067
7.00%, Pool #C31282, 09/01/29	909	968
7.00%, Pool #C31285, 09/01/29	9,775	10,406
7.00%, Pool #A18212, 11/01/29	173,518	184,709
8.00%, Pool #C32914, 11/01/29	4,199	4,548
8.00%, Pool #C37436, 01/01/30	6,179	6,692
7.00%, Pool #C36306, 02/01/30	5,045	5,368
7.00%, Pool #C36429, 02/01/30	4,532	4,822
7.50%, Pool #C00921, 02/01/30	5,238	5,653
7.00%, Pool #G01108, 04/01/30	3,598	3,830
7.50%, Pool #C37703, 04/01/30	3,923	4,234
6.50%, Pool #G01133, 07/01/30	28,096	29,392
8.00%, Pool #C41561, 08/01/30	3,139	3,400
8.00%, Pool #C01051, 09/01/30	10,198	11,046
7.00%, Pool #C43550, 10/01/30	8,680	9,235
7.50%, Pool #C44017, 10/01/30	718	775
8.00%, Pool #C43967, 10/01/30	36,177	39,188
7.00%, Pool #C44978, 11/01/30	1,559	1,659
7.50%, Pool #C44535, 11/01/30	1,819	1,963
8.00%, Pool #C44957, 11/01/30	6,933	7,510
7.00%, Pool #C01106, 12/01/30	57,425	61,098
7.50%, Pool #C01103, 12/01/30	4,801	5,182
7.50%, Pool #C46932, 01/01/31	8,913	9,620
7.50%, Pool #C01116, 01/01/31	4,500	4,857
7.50%, Pool #C47287, 02/01/31	5,498	5,933
7.00%, Pool #C48851, 03/01/31	6,911	7,341
7.00%, Pool #G01217, 03/01/31	47,723	50,775

26 Semiannual Report 2008

U.S. Government Mortgage Backed Agencies (continued)
	Shares or
	Principal Amount	Value

7.50%, Pool #C48206, 03/01/31	$11,118	$12,000
6.50%, Pool #C52685, 05/01/31	22,137	23,103
6.50%, Pool #C01172, 05/01/31	25,272	26,374
7.00%, Pool #C52136, 05/01/31	10,638	11,300
6.50%, Pool #C53589, 06/01/31	62,422	65,145
7.00%, Pool #C53324, 06/01/31	12,744	13,538
8.00%, Pool #C01209, 06/01/31	2,102	2,277
6.50%, Pool #C54897, 07/01/31	40,392	42,154
7.00%, Pool #C54792, 07/01/31	53,105	56,412
7.50%, Pool #C55071, 07/01/31	616	664
7.00%, Pool #G01309, 08/01/31	12,290	13,056
6.50%, Pool #C58215, 09/01/31	1,828	1,908
6.50%, Pool #C58362, 09/01/31	16,293	17,003
6.50%, Pool #C01220, 09/01/31	6,692	6,984
7.00%, Pool #G01311, 09/01/31	75,686	80,526
7.00%, Pool #G01315, 09/01/31	2,884	3,068
7.00%, Pool #C01222, 09/01/31	9,047	9,610
6.50%, Pool #C58961, 10/01/31	315,146	328,893
6.50%, Pool #C01244, 10/01/31	37,869	39,521
7.00%, Pool #C58647, 10/01/31	2,380	2,529
7.00%, Pool #C58694, 10/01/31	16,716	17,757
6.50%, Pool #C60991, 11/01/31	8,666	9,044
7.00%, Pool #C60012, 11/01/31	4,291	4,558
8.00%, Pool #C61298, 11/01/31	8,920	9,663
6.50%, Pool #C01271, 12/01/31	11,940	12,461
7.00%, Pool #C61105, 12/01/31	7,761	8,244
7.50%, Pool #C01305, 12/01/31	5,325	5,742
7.00%, Pool #C62218, 01/01/32	10,170	10,804
7.00%, Pool #C63171, 01/01/32	26,109	27,734
6.50%, Pool #G01355, 02/01/32	355,507	371,014
7.50%, Pool #C64121, 02/01/32	5,812	6,268
6.50%, Pool #C64668, 03/01/32	12,759	13,296
6.50%, Pool #C65466, 03/01/32	73,355	76,440
6.50%, Pool #C01310, 03/01/32	63,487	66,157
6.50%, Pool #C66191, 04/01/32	21,097	21,984
6.50%, Pool #C66192, 04/01/32	10,608	11,054
6.50%, Pool #C66088, 04/01/32	10,980	11,442
6.50%, Pool #C01343, 04/01/32	58,456	60,915
7.00%, Pool #G01391, 04/01/32	121,082	128,825
7.00%, Pool #C66744, 04/01/32	2,691	2,854
7.00%, Pool #C01345, 04/01/32	39,686	42,096
7.50%, Pool #C65717, 04/01/32	7,835	8,431
8.00%, Pool #C01370, 04/01/32	8,629	9,349
6.50%, Pool #C67097, 05/01/32	5,311	5,534
6.50%, Pool #C66758, 05/01/32	278,761	290,485
6.50%, Pool #C66919, 05/01/32	3,599	3,750
6.50%, Pool #C67313, 05/01/32	1,666	1,736
6.50%, Pool #C01351, 05/01/32	38,411	40,026
7.00%, Pool #C66916, 05/01/32	26,251	27,845
7.00%, Pool #C67259, 05/01/32	2,964	3,144
7.00%, Pool #C67235, 05/01/32	70,410	74,686

2008 Semiannual Report 27

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Shares or
	Principal Amount	Value

8.00%, Pool #C01381, 05/01/32	$43,569	$47,199
6.50%, Pool #C67996, 06/01/32	8,591	8,952
6.50%, Pool #C72361, 06/01/32	22,042	23,004
6.50%, Pool #C72497, 06/01/32	12,964	13,530
6.50%, Pool #C01364, 06/01/32	38,927	40,564
7.00%, Pool #C68290, 06/01/32	11,795	12,511
7.00%, Pool #C68300, 06/01/32	56,586	60,023
8.00%, Pool #C68307, 06/01/32	2,721	2,948
6.50%, Pool #G01433, 07/01/32	20,110	20,956
6.50%, Pool #C71403, 07/01/32	38,615	40,299
7.00%, Pool #G01449, 07/01/32	86,447	91,976
7.50%, Pool #C68988, 07/01/32	3,238	3,484
6.50%, Pool #G01443, 08/01/32	135,662	141,368
6.50%, Pool #G01444, 08/01/32	138,513	144,555
6.50%, Pool #C74006, 08/01/32	11,028	11,492
6.50%, Pool #C01385, 08/01/32	54,242	56,523
6.50%, Pool #C69951, 08/01/32	26,306	27,412
7.00%, Pool #C69908, 08/01/32	48,432	51,374
7.00%, Pool #C70211, 08/01/32	42,509	45,091
6.50%, Pool #C01396, 09/01/32	88,646	92,374
7.50%, Pool #C71089, 09/01/32	11,729	12,623
6.50%, Pool #C01404, 10/01/32	218,360	227,544
7.50%, Pool #C72160, 10/01/32	5,722	6,158
6.50%, Pool #A14012, 11/01/32	68,900	71,798
6.50%, Pool #C73984, 12/01/32	9,277	9,667
6.50%, Pool #C77531, 02/01/33	72,439	75,486
7.00%, Pool #G01536, 03/01/33	66,633	70,206
6.50%, Pool #A10212, 06/01/33	18,367	19,122
6.50%, Pool #A16419, 11/01/33	40,853	42,533
6.50%, Pool #A17177, 12/01/33	26,394	27,479
6.50%, Pool #A16522, 12/01/33	269,417	280,495
6.50%, Pool #A17262, 12/01/33	64,412	67,061
7.00%, Pool #C01806, 01/01/34	60,904	64,170
6.50%, Pool #C01851, 04/01/34	163,862	170,242
6.50%, Pool #A21356, 04/01/34	160,782	167,042
6.50%, Pool #A22067, 05/01/34	218,634	227,146
6.50%, Pool #A24301, 05/01/34	113,718	118,145
6.50%, Pool #A24988, 07/01/34	107,040	111,208
6.50%, Pool #G01741, 10/01/34	119,819	124,858
6.50%, Pool #G08023, 11/01/34	181,150	188,202
6.50%, Pool #A33137, 01/01/35	45,668	47,446
6.50%, Pool #G08064, 04/01/35	120,678	125,188
6.50%, Pool #A31989, 04/01/35	64,789	67,210
6.50%, Pool #A38817, 05/01/35	18,739	19,428
7.00%, Pool #G01947, 05/01/35	97,917	103,864
5.00%, Pool #A46279, 07/01/35	508,385	500,535
4.50%, Pool #A46718, 08/01/35	786,785	749,828
5.00%, Pool #A36646, 08/01/35	10,316,241	10,156,940
5.00%, Pool #A36973, 08/01/35	275,435	271,182

28 Semiannual Report 2008

U.S. Government Mortgage Backed Agencies (continued)
	Shares or
	Principal Amount	Value

5.00%, Pool #A46671, 08/01/35	$177,484	$174,743
5.00%, Pool #G01867, 08/01/35	3,954,333	3,893,271
5.00%, Pool #G08072, 08/01/35	2,882,803	2,838,287
5.00%, Pool #A33015, 08/01/35	1,556,436	1,532,402
5.00%, Pool #A36407, 08/01/35	202,232	199,109
5.00%, Pool #A36609, 08/01/35	3,605,774	3,550,094
5.50%, Pool #G08073, 08/01/35	1,665,010	1,678,583
4.50%, Pool #A37533, 09/01/35	196,740	187,499
4.50%, Pool #A47036, 09/01/35	249,203	237,497
4.50%, Pool #A47055, 09/01/35	3,062,484	2,918,633
5.00%, Pool #A37534, 09/01/35	2,890,704	2,846,067
5.00%, Pool #A37567, 09/01/35	241,719	237,987
5.00%, Pool #A47039, 09/01/35	2,506,065	2,467,367
5.50%, Pool #A37135, 09/01/35	2,869,861	2,893,256
6.50%, Pool #A46935, 09/01/35	104,167	108,060
4.50%, Pool #G01890, 10/01/35	497,773	474,391
4.50%, Pool #G02045, 10/01/35	178,885	170,483
5.00%, Pool #A38074, 10/01/35	518,502	510,496
5.50%, Pool #A38255, 10/01/35	2,469,701	2,489,834
5.50%, Pool #A38531, 10/01/35	2,880,766	2,904,250
5.50%, Pool #A38667, 10/01/35	2,096,756	2,113,848
6.50%, Pool #G08088, 10/01/35	624,682	648,027
4.50%, Pool #G08109, 11/01/35	257,023	244,950
5.00%, Pool #A39892, 11/01/35	178,141	175,390
5.00%, Pool #A39258, 11/01/35	145,120	142,879
5.00%, Pool #A39490, 11/01/35	255,798	251,848
5.00%, Pool #A47750, 11/01/35	1,770,062	1,742,729
5.00%, Pool #A47753, 11/01/35	2,217,678	2,183,434
5.50%, Pool #A39759, 11/01/35	165,750	167,101
5.50%, Pool #G08095, 11/01/35	501,527	505,615
6.50%, Pool #A40141, 11/01/35	89,455	92,798
6.50%, Pool #A47682, 11/01/35	517,957	537,313
5.00%, Pool #A40182, 12/01/35	253,053	249,145
5.00%, Pool #A40268, 12/01/35	206,102	202,919
5.00%, Pool #A41041, 12/01/35	446,003	439,116
5.00%, Pool #G01959, 12/01/35	2,366,620	2,330,075
5.50%, Pool #A40376, 12/01/35	154,055	155,311
4.50%, Pool #A42298, 01/01/36	296,359	282,438
4.50%, Pool #G02220, 01/01/36	154,741	147,472
5.00%, Pool #A41864, 01/01/36	209,911	206,669
5.50%, Pool #A41326, 01/01/36	823,685	830,400
5.50%, Pool #A41354, 01/01/36	5,379,492	5,423,346
5.50%, Pool #A42305, 01/01/36	1,214,723	1,224,041
5.50%, Pool #A42332, 01/01/36	285,906	288,237
5.50%, Pool #G08105, 01/01/36	5,985,476	6,034,270
7.00%, Pool #A41548, 01/01/36	207,354	219,153
5.50%, Pool #G08111, 02/01/36	4,367,318	4,400,818
6.50%, Pool #A43672, 02/01/36	46,402	48,121
7.00%, Pool #A48303, 02/01/36	96,074	101,226

2008 Semiannual Report 29

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Shares or
	Principal Amount	Value

5.50%, Pool #A43452, 03/01/36	$140,326	$141,402
5.50%, Pool #A43757, 03/01/36	1,527,645	1,539,363
5.50%, Pool #A43861, 03/01/36	3,312,379	3,337,787
5.50%, Pool #G08116, 03/01/36	860,516	867,116
6.50%, Pool #A43644, 03/01/36	112,568	116,739
5.00%, Pool #A44534, 04/01/36	174,527	171,721
5.00%, Pool #A44743, 04/01/36	149,119	146,816
5.00%, Pool #A54580, 04/01/36	295,142	290,585
4.50%, Pool #A48700, 05/01/36	114,134	108,736
5.00%, Pool #G02186, 05/01/36	12,909,212	12,709,870
5.50%, Pool #A48911, 05/01/36	487,513	491,253
5.50%, Pool #A48976, 05/01/36	4,436,705	4,470,737
5.50%, Pool #A48735, 05/01/36	358,710	361,462
6.50%, Pool #G08130, 05/01/36	211,786	219,632
5.00%, Pool #A49637, 06/01/36	702,646	691,348
5.50%, Pool #A49653, 06/01/36	17,950,515	18,088,208
5.50%, Pool #G08134, 06/01/36	486,020	489,748
6.50%, Pool #A50139, 06/01/36	169,792	176,082
7.00%, Pool #A49960, 06/01/36	33,360	35,149
5.50%, Pool #A50832, 07/01/36	507,454	511,346
5.50%, Pool #A50313, 07/01/36	421,810	425,046
5.50%, Pool #A50714, 07/01/36	229,064	230,821
5.50%, Pool #G08139, 07/01/36	1,015,544	1,023,334
6.50%, Pool #G08141, 07/01/36	773,803	802,469
5.50%, Pool #A51078, 08/01/36	210,030	211,642
6.50%, Pool #A51250, 08/01/36	584,075	605,712
6.50%, Pool #A51337, 08/01/36	173,898	180,340
6.50%, Pool #G02267, 08/01/36	1,213,606	1,258,565
6.50%, Pool #A52253, 09/01/36	178,767	185,389
6.50%, Pool #G02375, 09/01/36	649,361	673,417
5.00%, Pool #G02342, 10/01/36	1,025,160	1,008,677
5.50%, Pool #A53040, 10/01/36	818,261	824,538
5.50%, Pool #A53286, 10/01/36	769,520	775,423
6.00%, Pool #A53632, 10/01/36	684,166	700,745
6.50%, Pool #A53039, 10/01/36	309,738	321,212
6.50%, Pool #A53219, 10/01/36	347,379	360,248
5.50%, Pool #A55587, 12/01/36	295,486	297,753
6.00%, Pool #G03449, 10/01/37	13,420,575	13,741,772
Freddie Mac Non Gold Pool
5.73%, Pool #1J1593, 04/01/37 (b)	7,018,135	7,189,291
5.73%, Pool #1G2652, 04/01/37 (b)	3,453,236	3,506,005
5.87%, Pool #1J1594, 04/01/37 (b)	7,638,568	7,819,558
5.72%, Pool #1G1945, 05/01/37 (b)	6,839,329	6,993,168
Ginnie Mae I pool
9.00%, Pool #279461, 11/15/19	2,138	2,340
7.00%, Pool #376510, 05/15/24	6,344	6,807
7.00%, Pool #457801, 08/15/28	10,029	10,750
6.50%, Pool #486936, 02/15/29	7,148	7,473
6.50%, Pool #490258, 02/15/29	1,571	1,642
6.00%, Pool #502969, 03/15/29	21,222	21,929
7.00%, Pool #487053, 03/15/29	8,904	9,541

30 Semiannual Report 2008

U.S. Government Mortgage Backed Agencies (continued)
	Shares or
	Principal Amount	Value

6.00%, Pool #781014, 04/15/29	$20,080	$20,738
7.00%, Pool #509099, 06/15/29	5,133	5,500
7.00%, Pool #470643, 07/15/29	13,551	14,520
7.50%, Pool #434505, 08/15/29	1,618	1,741
7.00%, Pool #416538, 10/15/29	2,411	2,584
8.00%, Pool #524269, 11/15/29	7,520	8,236
7.00%, Pool #781124, 12/15/29	36,533	39,152
8.00%, Pool #525561, 01/15/30	2,920	3,199
7.50%, Pool #507396, 09/15/30	73,106	78,629
7.50%, Pool #531352, 09/15/30	9,766	10,504
7.50%, Pool #536334, 10/15/30	859	924
7.00%, Pool #540659, 01/15/31	829	887
7.50%, Pool #486019, 01/15/31	3,250	3,494
7.50%, Pool #535388, 01/15/31	3,729	4,009
7.50%, Pool #537406, 02/15/31	2,927	3,147
6.50%, Pool #528589, 03/15/31	64,771	67,680
7.50%, Pool #508473, 04/15/31	12,669	13,620
8.00%, Pool #544470, 04/15/31	3,140	3,440
7.00%, Pool #781287, 05/15/31	21,289	22,803
7.00%, Pool #549742, 07/15/31	8,286	8,869
7.00%, Pool #781319, 07/15/31	6,788	7,268
7.00%, Pool #485879, 08/15/31	21,064	22,545
6.50%, Pool #572554, 09/15/31	148,644	155,319
7.00%, Pool #555125, 09/15/31	3,659	3,916
7.00%, Pool #781328, 09/15/31	19,884	21,298
6.50%, Pool #550991, 10/15/31	9,993	10,441
7.00%, Pool #571267, 10/15/31	2,681	2,870
6.50%, Pool #547948, 11/15/31	6,941	7,253
7.50%, Pool #574837, 11/15/31	4,663	5,013
6.50%, Pool #555171, 12/15/31	3,390	3,542
7.50%, Pool #781380, 12/15/31	6,144	6,512
7.50%, Pool #781481, 01/15/32	32,946	35,437
6.50%, Pool #580972, 02/15/32	5,808	6,055
7.50%, Pool #781401, 02/15/32	17,548	18,871
6.50%, Pool #781916, 03/15/32	392,999	409,547
7.00%, Pool #552474, 03/15/32	13,063	13,980
7.50%, Pool #781478, 03/15/32	10,600	11,401
8.00%, Pool #781429, 03/15/32	15,720	17,221
7.00%, Pool #781431, 04/15/32	75,709	81,030
7.00%, Pool #568715, 05/15/32	58,788	62,916
7.00%, Pool #552616, 06/15/32	70,614	75,572
7.00%, Pool #570022, 07/15/32	107,744	115,308
8.00%, Pool #583645, 07/15/32	9,225	10,108
6.00%, Pool #595077, 10/15/32	62,411	64,378
7.00%, Pool #596657, 10/15/32	5,045	5,399
6.50%, Pool #552903, 11/15/32	339,882	354,302
6.00%, Pool #552952, 12/15/32	56,444	58,223
6.00%, Pool #602102, 02/15/33	70,949	73,142
6.00%, Pool #588192, 02/15/33	32,512	33,516
6.00%, Pool #603520, 03/15/33	74,416	76,716
5.50%, Pool #553144, 04/15/33	215,274	218,739

2008 Semiannual Report 31

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)
	Shares or
	Principal Amount	Value

6.00%, Pool #604243, 04/15/33	$130,338	$134,367
6.00%, Pool #611526, 05/15/33	59,915	61,767
6.00%, Pool #631924, 05/15/33	103,886	107,097
6.00%, Pool #553320, 06/15/33	118,068	121,717
6.00%, Pool #572733, 07/15/33	29,509	30,421
6.00%, Pool #573916, 11/15/33	132,073	136,155
6.50%, Pool #604788, 11/15/33	228,843	238,439
6.00%, Pool #604875, 12/15/33	258,901	266,903
6.00%, Pool #781688, 12/15/33	236,168	243,431
6.00%, Pool #781690, 12/15/33	101,614	104,768
7.00%, Pool #781699, 12/15/33	39,512	42,294
6.00%, Pool #621856, 01/15/34	99,548	102,558
6.00%, Pool #564799, 03/15/34	526,741	542,669
6.50%, Pool #630038, 08/15/34	199,080	207,225
6.00%, Pool #781804, 09/15/34	365,370	376,281
6.00%, Pool #781847, 12/15/34	322,413	331,989
5.50%, Pool #486921, 02/15/35	134,083	136,061
6.00%, Pool #781902, 02/15/35	311,338	320,551
5.00%, Pool #781905, 04/15/35	781,863	775,491
4.50%, Pool #646799, 07/15/35	150,968	144,786
5.00%, Pool #645035, 07/15/35	153,114	151,840
4.50%, Pool #641734, 09/15/35	837,389	803,099
5.00%, Pool #641779, 09/15/35	3,222,205	3,195,405
5.50%, Pool #649454, 09/15/35	1,314,451	1,334,521
5.50%, Pool #649510, 10/15/35	1,913,634	1,942,852
5.50%, Pool #649513, 10/15/35	2,464,428	2,502,057
5.00%, Pool #602461, 12/15/35	139,983	138,819
5.00%, Pool #648439, 01/15/36	280,740	278,413
5.00%, Pool #650712, 01/15/36	363,497	360,484
5.50%, Pool #652207, 03/15/36	2,364,423	2,400,013
5.00%, Pool #652539, 05/15/36	170,702	169,287
5.00%, Pool #655519, 05/15/36	338,673	335,866
5.50%, Pool #606308, 05/15/36	416,801	423,074
5.50%, Pool #606314, 05/15/36	183,652	186,416
5.50%, Pool #653598, 05/15/36	621,640	630,997
6.00%, Pool #655457, 05/15/36	160,136	164,813
6.00%, Pool #635306, 06/15/36	941,023	968,230
6.00%, Pool #656666, 06/15/36	877,826	903,206
6.50%, Pool #657912, 08/15/36	227,706	236,608
Total U.S. Government Mortgage Backed Agencies		453,033,256

U.S. Government Sponsored & Agency Obligations (29.7%)

Federal Home Loan Bank System, 5.25%, 06/05/17	7,100,000	7,635,773
Federal Home Loan Mortgage Corp.
4.88%, 02/17/09	1,493,000	1,519,020
5.75%, 03/15/09	10,349,000	10,622,576
5.25%, 05/21/09	11,772,000	12,079,026
4.25%, 07/15/09	947,000	963,232
6.63%, 09/15/09	441,000	463,132
5.13%, 07/15/12	4,234,000	4,510,988
4.88%, 11/15/13	6,992,000	7,387,656
4.38%, 07/17/15	5,016,000	5,107,973
5.00%, 12/14/18	2,420,000	2,347,661
6.75%, 09/15/29	388,000	475,340
6.25%, 07/15/32	865,000	1,025,275

32 Semiannual Report 2008

U.S. Government Sponsored & Agency Obligations (continued)
	Shares or
	Principal Amount	Value

Federal National Mortgage Association
4.88%, 04/15/09	$9,894,000	$10,096,946
6.63%, 09/15/09	12,586,000	13,217,628
5.13%, 04/15/11	3,334,000	3,523,071
5.38%, 11/15/11	2,434,000	2,610,635
4.38%, 03/15/13	8,077,000	8,348,339
4.63%, 10/15/14	1,236,000	1,287,995
5.00%, 04/15/15	1,132,000	1,200,024
4.38%, 10/15/15	82,000	83,455
Financing Corp. (FICO), 9.80%, 11/30/17	12,000	17,132
Tennessee Valley Authority, 6.25%, 12/15/17	35,000	40,292
U.S. Treasury Bond
8.50%, 02/15/20	2,297,000	3,217,236
6.25%, 08/15/23	14,524,000	17,479,866
6.88%, 08/15/25	2,477,000	3,188,169
6.38%, 08/15/27	8,415,000	10,442,493
5.38%, 02/15/31	2,093,000	2,354,788
4.50%, 02/15/36	3,210,000	3,215,518
5.00%, 05/15/37	215,000	233,006
U.S. Treasury Notes
3.63%, 10/31/09	18,975,000	19,384,139
4.75%, 02/15/10	18,418,000	19,242,500
4.25%, 01/15/11	5,500,000	5,782,304
4.50%, 09/30/11	24,155,000	25,647,707
4.63%, 02/29/12	14,134,000	15,069,275
4.75%, 05/31/12	3,535,000	3,787,972
4.25%, 09/30/12	2,585,000	2,720,914
3.88%, 10/31/12	3,365,000	3,490,138
3.63%, 12/31/12	4,000,000	4,107,500
2.75%, 02/28/13	19,855,000	19,600,618
4.00%, 02/15/15	1,400,000	1,456,657
4.13%, 05/15/15	2,072,000	2,166,373
4.88%, 08/15/16	3,033,000	3,301,706
4.63%, 02/15/17	4,135,000	4,423,805
4.50%, 05/15/17	8,095,000	8,578,174
8.75%, 05/15/17	3,336,000	4,585,696
4.25%, 11/15/17	14,520,000	15,082,650
Total U.S. Government Sponsored & Agency Obligations		293,122,373

Airline (0.0%) (a)
Qantas Airways Ltd., 6.05%, 04/15/16	123,000	115,805

Banks (0.4%)
HBOS PLC, 5.46%, 11/29/49 (a) (b)	246,000	202,064
HSBC Holdings PLC, 7.50%, 07/15/09	392,000	404,118
National Australia Bank Ltd., 8.60%, 05/19/10	123,000	132,669
Royal Bank of Scotland Group PLC
5.00%, 11/12/13	164,000	165,005
5.05%, 01/08/15	219,000	210,867
4.70%, 07/03/18	328,000	279,231
Santander Central Hispano Issuances Ltd.
7.63%, 11/03/09	1,886,000	1,949,784
7.63%, 09/14/10	41,000	44,354
St. George Bank Ltd., 5.30%, 10/15/15 (a)	164,000	164,147
UBS AG, 5.88%, 07/15/16	679,000	687,496
Westpac Banking Corp., 4.63%, 06/01/18	103,000	97,932

		4,337,667

Building Products (0.0%)
Lafarge SA, 6.50%, 07/15/16	185,000	182,432

Chemicals (0.0%) (a)
Yara International ASA, 5.25%, 12/15/14	103,000	99,585

Diversified Manufacturing (0.0%)
AstraZeneca PLC, 5.40%, 06/01/14	155,000	162,327
Celulosa Arauco y Constitucion SA, 5.13%, 07/09/13	123,000	121,262

		283,589

Insurance (0.1%)
Montpelier Re Holdings Ltd., 6.13%, 08/15/13	51,000	50,281
XL Capital Ltd., 5.25%, 09/15/14	541,000	493,069

		543,350

2008 Semiannual Report 33

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Bond Index Fund (Continued)

Yankee Dollars (continued)
	Shares or
	Principal Amount	Value

Media (0.0%)
British Sky Broadcasting Group PLC, 8.20%, 07/15/09	$154,000	$159,131

Metals & Mining (0.1%)
Alcan, Inc.
6.45%, 03/15/11	31,000	32,505
4.50%, 05/15/13	158,000	152,520
5.00%, 06/01/15	205,000	198,275
5.75%, 06/01/35	144,000	129,476
Inco Ltd., 7.75%, 05/15/12	123,000	131,775
Placer Dome, Inc., 6.38%, 03/01/33	96,000	89,599
Potash Corp. of Saskatchewan
7.75%, 05/31/11	29,000	31,742
4.88%, 03/01/13	115,000	115,704
Teck Cominco Ltd., 6.13%, 10/01/35	103,000	89,486
Xstrata Canada Corp., 6.20%, 06/15/35	123,000	107,614

		1,078,696

Oil, Gas & Consumable Fuels (0.3%)
Canadian Natural Resources Ltd., 4.90%, 12/01/14	195,000	189,228
Enbridge, Inc., 5.60%, 04/01/17	750,000	736,522
EnCana Corp.
4.75%, 10/15/13	236,000	234,987
6.50%, 08/15/34	250,000	251,825
Nexen, Inc.
5.05%, 11/20/13	105,000	103,061
5.20%, 03/10/15	250,000	244,900
5.88%, 03/10/35	92,000	83,535
6.40%, 05/15/37	250,000	244,483
Petro-Canada, 5.95%, 05/15/35	189,000	171,816
PTT PCL, 5.88%, 08/03/35 (a)	123,000	110,341
Talisman Energy, Inc.
7.25%, 10/15/27	92,000	97,130
5.75%, 05/15/35	250,000	217,146

		2,684,974

Oilfield Machinery & Services (0.0%)
Transocean, Inc., 7.50%, 04/15/31	123,000	135,364

Other Financial (0.8%)
Anadarko Finance Co.
6.75%, 05/01/11	82,000	86,612
7.50%, 05/01/31	207,000	230,462
Apache Finance Canada Corp., 4.38%, 05/15/15	238,000	229,453
BHP Billiton Finance USA Ltd., 6.42%, 03/01/26	55,000	50,822
Brookfield Asset Management, Inc., 5.75%, 03/01/10	125,000	123,581
BSKYB Finance UK PLC, 5.63%, 10/15/15(a)	103,000	101,851
Burlington Resources Finance Co
6.40%, 08/15/11	86,000	91,768
6.50%, 12/01/11	144,000	154,449
CIT Group Funding Co. of Canada, 5.20%, 06/01/15	123,000	102,239
Conoco Funding Co., 6.35%, 10/15/11	408,000	435,939
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16	760,000	791,838
Deutsche Bank Financial LLC, 5.38%, 03/02/15	123,000	122,766
Deutsche Telekom International Finance BV
5.25%, 07/22/13	513,000	514,348
5.75%, 03/23/16	623,000	628,412
8.25%, 06/15/30	256,000	317,562
EnCana Holdings Finance Corp., 5.80%, 05/01/14	791,000	814,290
Hanson Australia Funding Ltd., 5.25%, 03/15/13	185,000	182,341
Inversiones CMPC SA, 4.88%, 06/18/13 (a)	123,000	122,526
Oesterreichische Kontrollbank AG
4.50%, 03/09/15	164,000	168,276
4.88%, 02/16/16	250,000	261,577
Telecom Italia Capital SA
6.20%, 07/18/11	144,000	145,062
5.25%, 11/15/13	410,000	393,104
4.95%, 09/30/14	205,000	190,988
5.25%, 10/01/15	730,000	682,643
6.00%, 09/30/34	160,000	142,935
UFJ Finance Aruba AEC, 6.75%, 07/15/13	246,000	253,758

		7,339,602

34 Semiannual Report 2008

Yankee Dollars (continued)
	Shares or
	Principal Amount	Value

Other Utilities (0.1%)
Hydro Quebec
8.40%, 01/15/22	$153,000	$205,379
8.88%, 03/01/26	109,000	154,987
Scottish Power PLC, 5.81%, 03/15/25	82,000	74,064

		434,430

Publishing (0.0%)
Thomson Reuters Corp. 4.25%, 08/15/09	174,000	172,448

Road & Rail (0.1%)
Canadian National Railway Co.
4.40%, 03/15/13	515,000	507,669
6.90%, 07/15/28	168,000	177,799
6.20%, 06/01/36	164,000	162,676

		848,144

SPI Electricity & Gas Australia Holdings Pty Ltd., 6.15%, 11/15/13	131,000	132,892

Telecommunications (0.3%)
America Movil SAB de CV
5.75%, 01/15/15	155,000	156,174
6.38%, 03/01/35	123,000	120,572
British Telecommunications PLC
8.35%, 12/15/10	740,000	805,330
9.15%, 12/15/30	391,000	501,616
France Telecom SA (d)
7.75%, 03/01/11	167,000	180,574
8.50%, 03/01/31	283,000	364,749
Koninklike KPN NV, 8.00%, 10/01/10	215,000	229,816
Telefonos de Mexico SAB de CV, 5.50%, 01/27/15	164,000	159,843
Vodafone Group PLC
5.00%, 12/16/13	461,000	460,083
7.88%, 02/15/30	144,000	163,561

		3,142,318

Total Yankee Dollars		21,690,427

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $16,488,401, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $16,817,282	16,487,532	16,487,532
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $5,147,865, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $5,250,546	5,147,593	5,147,593

Total Repurchase Agreements		21,635,125

Securities Purchased With Collateral For Securities On Loan (0.1%)

Repurchase Agreement (0.1%)
Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $757,347, collateralized by U.S. Government Agency Mortgages ranging 3.02% — 9.42%, maturing 06/04/12 — 04/25/38; total market value of $772,451	757,305	757,305

Total Securities Purchased With Collateral For Securities On Loan		757,305

Total Investments (Cost $1,104,075,416) (e) — 112.4%		1,108,757,824

Liabilities in excess of other assets — (12.4)%		(122,020,573)

NET ASSETS — 100.0%		$986,737,251

2008 Semiannual Report 35

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Bond Index Fund (Continued)

(a)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2008. The maturity date represents the actual maturity date.

(c)	All or a part of the security was on loan as of April 30, 2008.

(d)	Step Bond: Coupon rate is set for an initial period and then decreases to a lower coupon rate at a specified date. The rate shown is the rate in effect at April 30, 2008.

(e)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

LP	Limited Partnership

REIT	Real Estate Investment Trust

TBA	To Be Announced.

ULC	Unlimited Liability Company

See accompanying notes to financial statements.

36 Semiannual Report 2008

Nationwide International Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2008, the Nationwide International Index Fund (Class A at NAV) registered -10.11% versus -8.99% for its benchmark, the MSCI EAFE. For broader comparison, the average return for the Fund’s closest Lipper peer category of International Multi-Cap Core Funds (consisting of 421 funds as of April 30, 2008) was -10.28% for the same time period.

Can you describe the market environment during the reporting period?

International equity markets generally finished in negative territory during the reporting period, as noted above with the MSCI EAFE Index return. International stocks, however, modestly outperformed shares of U.S. companies, with the U.S. broad-market Standard & Poor’s 500® (S&P 500) Index registering -9.64% for the same period. In addition, developed markets performed slightly better than their emerging-market counterparts during the reporting period, with the MSCI Emerging Markets Index registering -10.18%.

Initial reports of first-quarter 2008 corporate earnings in Europe indicated that the currency boost to U.S. earnings was working in reverse in Europe. Overall, however, the earnings situation appeared mixed rather than negative. Anecdotal evidence, as well as a range of valuation indicators, suggested that the consensus on earnings was still cautious. Profit growth was slowing in the United Kingdom, with corporate earnings rising by roughly 7% during the past year. The profit background was very demanding, and with margins high, the scope for additional widening was limited. The hit to the financials sector was likely to be significant, and more downgrades than upgrades occurred in recent months.

The consensus is for a slowdown in earnings growth to 5% or less. The discounted expectation probably is lower, possibly even negative. Much depends on the global outlook, because more than 60% of U.K. corporate profits come from abroad, but purely domestically-oriented sectors face a challenging environment. In Japan, equity market weakness and rising earnings delivered a significant improvement in Japanese equity valuations during the past few months.

What areas of investment provided the most positive relative returns for the Fund?

Materials and energy were the only sectors within the MSCI EAFE Index to record positive returns during the reporting period, although these sectors posted marginal gains of 0.2% and 0.02%, respectively. While all 21 countries in the benchmark index lost ground, the smallest declines came from Denmark, with -4.4%; Spain, with -5.6%; and Switzerland, with -5.7%. The strongest individual stock performers for the reporting period — Kulicke and Soffa Industries, Inc. (K&S), Yara International ASA and Incitec Pivot Ltd. — all resided in the materials sector.

What areas detracted from Fund performance?

Eight of the 10 sectors in the MSCI EAFE Index recorded losses during the reporting period, led by financials, with -3.3%; consumer discretionary, with -1.8%; and industrials, with -1.4%. The worst-performing markets included: Finland, with -16.5%; Hong Kong, with -15.3%; and Australia, with -14.7%. Stocks that posted the lowest returns within the benchmark index during the reporting period were financials sector firms Centro (Cpl) Ltd. and Centro Retail Group, and consumer discretionary firm ABC Learning Centres Ltd.

What is your outlook for the near term?

We believe that the global macroeconomic environment will indeed remain challenging; therefore, it is difficult to construct a positive case for corporate profit growth. The tight link, however, between macroeconomic conditions and equity market performance that has prevailed in recent months is likely to be less significant in the future. Equity markets typically recover many months before the trough of an economic downturn has been reached and good news has begun to materialize. Our strategic view on equities is that the irresistible force of weak macroeconomic momentum will come up against the immovable object of a more supportive policy and valuation background. At times one is likely to dominate the other, but not for prolonged periods. Markets are likely to remain volatile. A better profits background is necessary for a sustained positive trend. While we believe that this is the more likely eventual move, it is still too early to tell.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Managers:
Debra L. Jelilian and Jeffrey L. Russo, CFA

2008 Semiannual Report 37

Fund Performance	Nationwide International Index Fund

Average Annual Total Return
(For periods ended April 30, 2008)

						Gross	Net
		Six				Expense	Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC2	-10.11%	-1.89%	19.76%	3.76%	0.81%	0.79%
	w/SC3	-15.29%	-7.53%	18.37%	3.02%

Class B	w/o SC2	-10.35%	-2.39%	19.02%	3.07%	1.39%	1.37%
	w/SC4	-14.65%	-7.04%	18.82%	3.07%

Class C5	w/o SC2	-10.36%	-2.38%	18.71%	2.91%	1.39%	1.37%
	w/SC7	-11.22%	-3.31%	18.71%	2.91%

Class R6,8		-10.20%	-1.91%	19.75%	3.75%	1.09%	1.07%

Institutional Class[6]		-9.96%	-1.48%	20.19%	4.15%	0.39%	0.37%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (2/14/05) include the performance of the Fund’s Class B shares, which began operations on December 29, 1999 prior to the creation of the Class C. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced because Class C invests in the same portfolio of securities as Class B shares. The performance for Class C has been restated for sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes.

[6]	Not subject to any sales charges.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns until the creation of Class R shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide International Index Fund, the Morgan Stanley Capital International – Europe, Australasia, and Far East Index (MSCI EAFE)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI EAFE – an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East – gives a broad look at how the stock prices of these companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

38 Semiannual Report 2008

Shareholder	Nationwide International Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 –	11/01/07 –
Nationwide International Index Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	898.90	3.78	0.80
	Hypothetical	(b)	1,000.00	1,020.89	4.02	0.80

Class B Shares	Actual		1,000.00	896.50	6.46	1.37
	Hypothetical	(b)	1,000.00	1,018.05	6.87	1.37

Class C Shares	Actual		1,000.00	896.40	6.46	1.37
	Hypothetical	(b)	1,000.00	1,018.05	6.87	1.37

Class R Shares	Actual		1,000.00	898.00	4.29	0.91
	Hypothetical	(b)	1,000.00	1,020.34	4.57	0.91

Institutional Class Shares	Actual		1,000.00	900.40	1.75	0.37
	Hypothetical	(b)	1,000.00	1,023.02	1.86	0.37

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 39

Portfolio Summary	Nationwide International Index Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	97.5%
Repurchase Agreements	0.5%
Exchange Traded Funds	0.3%
Rights	0.0%
Warrants	0.0%
Other investments*	16.0%
Liabilities in excess of other assets**	-14.3%

100.0%

Top Industries

Commercial Banks	14.1%
Oil, Gas & Consumable Fuels	7.7%
Metals & Mining	6.4%
Pharmaceuticals	5.2%
Insurance	5.0%
Diversified Telecommunication Services	3.9%
Electric Utilities	3.5%
Chemicals	3.3%
Automobiles	3.2%
Food Products	3.1%
Other	44.6%

100.0%

Top Holdings***

BP PLC	1.7%
HSBC Holdings PLC	1.5%
Nestle SA	1.4%
Total SA	1.3%
Vodafone Group PLC	1.2%
Toyota Motor Corp.	1.0%
BHP Billiton Ltd.	1.0%
Banco Santander SA	1.0%
Royal Dutch Shell PLC, Class A	1.0%
E. ON AG	0.9%
Other	88.0%

100.0%

Top Countries

United Kingdom	21.0%
Japan	20.1%
France	9.7%
Germany	8.8%
Switzerland	6.7%
Australia	6.5%
Spain	4.2%
Italy	3.8%
Netherlands	2.9%
Sweden	2.2%
Other	14.1%

100.0%

*	Includes collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

40 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide International Index Fund

Common Stocks (97.5%)
	Shares or
	Principal Amount	Value

AUSTRALIA (6.5%)
Air Freight & Logistics (0.0%) (a)
Toll Holdings Ltd.	105,954	$789,214

Airline (0.0%) (a)
Qantas Airways Ltd.	151,724	484,781

Beverages (0.1%) (a)
Coca-Cola Amatil Ltd.	103,979	822,595
Foster’s Group Ltd.	342,601	1,635,196
Lion Nathan Ltd.	34,943	275,134

		2,732,925

Biotechnology (0.2%) (a)
CSL Ltd.	90,564	3,389,231

Capital Markets (0.1%) (a) (b)
Macquarie Group Ltd.	44,429	2,644,756
Perpetual Ltd.	3,903	201,041

		2,845,797

Chemicals (0.1%) (a)
Incitec Pivot Ltd.	8,239	1,253,024
Orica Ltd.	51,409	1,409,234

		2,662,258

Commercial Banks (1.4%) (a)
Australia & New Zealand Banking Group Ltd.	306,231	6,320,640
Bendigo and Adelaide Bank Ltd. (b)	46,300	532,432
Commonwealth Bank of Australia	215,524	9,083,264
National Australia Bank Ltd.	266,976	7,557,294
St George Bank Ltd. (b)	41,696	1,042,941
Westpac Banking Corp.	305,382	7,031,896

		31,568,467

Commercial Services & Supplies (0.1%) (a)
Brambles Ltd.	97,499	813,533
Brambles Ltd.	135,281	1,129,140
Downer EDI Ltd. (b)	42,403	291,547

		2,234,220

Construction & Engineering (0.1%) (a)
Boart Longyear Group	175,104	312,810
Leighton Holdings Ltd. (b)	24,535	1,084,943

		1,397,753

Construction Materials (0.0%) (a)
Boral Ltd.	84,614	496,276
James Hardie Industries NV (b)	58,410	325,662

		821,938

Containers & Packaging (0.1%) (a)
Amcor Ltd.	137,252	872,441

Distributor (0.0%) (a)
Pacific Brands Ltd.	96,662	179,156

Diversified Consumer Services (0.0%) (a) (b)
ABC Learning Centres Ltd.	107,189	134,816

Diversified Financial Services (0.1%) (a)
ASX Ltd.	25,705	870,777
Babcock & Brown Ltd. (b)	34,575	476,482
Challenger Financial Services Group Ltd. (b)	94,585	185,891

		1,533,150

Diversified Telecommunication Services (0.1%) (a)
Telstra Corp. Ltd.	469,751	2,015,903
Telstra Corp. Ltd., Installment Receipts	206,310	574,039

		2,589,942

Energy Equipment & Services (0.1%) (a) (b)
WorleyParsons Ltd.	22,720	830,623

Food & Staples Retailing (0.5%) (a)
Wesfarmers Ltd. (b)	107,211	3,751,951
Wesfarmers Ltd. — PPS	27,764	979,548
Woolworths Ltd.	198,981	5,371,605

		10,103,104

Food Products (0.0%) (a)
Futuris Corp. Ltd. (b)	73,471	146,712
Goodman Fielder Ltd.	150,467	253,165

		399,877

Health Care Equipment & Supplies (0.1%) (a)
Ansell Ltd.	21,361	231,131
Cochlear Ltd. (b)	11,443	612,388

		843,519

Health Care Providers & Services (0.0%) (a)
Sonic Healthcare Ltd.	44,085	633,301

2008 Semiannual Report 41

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

AUSTRALIA (continued)

Hotels, Restaurants & Leisure (0.1%)
Aristocrat Leisure Ltd. (a) (b)	58,082	$410,276
Crown Ltd.	87,657	907,073
TABCORP Holdings Ltd. (a)	79,614	854,243
Tatts Group Ltd. (a) (b)	150,131	385,105

		2,556,697

Industrial Conglomerate (0.0%) (a)
CSR Ltd.	202,298	601,986

Insurance (0.5%) (a)
AMP Ltd.	307,281	2,271,312
AXA Asia Pacific Holdings Ltd.	165,197	923,845
Insurance Australia Group Ltd. (b)	302,788	1,240,447
QBE Insurance Group Ltd.	142,252	3,406,889
Suncorp-Metway Ltd.	152,449	1,960,320

		9,802,813

IT Services (0.0%) (a)
Computershare Ltd.	70,608	592,966

Media (0.1%) (a) (b)
Fairfax Media Ltd.	197,606	649,594
Macquarie Communications Infrastructure Group	65,349	276,033

		925,627

Metals & Mining (1.7%) (a)
Alumina Ltd.	168,744	912,926
BHP Billiton Ltd. (b)	549,898	22,162,555
BlueScope Steel Ltd.	132,053	1,377,207
Fortescue Metals Group Ltd.*	201,843	1,416,426
Iluka Resources Ltd. (b)	56,824	212,302
Newcrest Mining Ltd.	75,030	2,060,170
OneSteel Ltd.	122,061	737,596
Oxiana Ltd. (b)	210,070	652,009
Rio Tinto Ltd. (b)	46,862	6,045,910
Sims Group Ltd.	21,463	669,354
Zinifex Ltd.	72,703	691,548

		36,938,003

Multi-Utility (0.0%) (a)
AGL Energy Ltd.	61,427	722,364

Multiline Retail (0.0%) (a) (b)
Harvey Norman Holdings Ltd.	57,604	195,234

Oil, Gas & Consumable Fuels (0.4%) (a)
Caltex Australia Ltd.	14,655	166,517
Origin Energy Ltd.	130,399	1,711,894
Paladin Energy Ltd.* (b)	108,652	435,792
Santos Ltd.	102,009	1,531,862
Woodside Petroleum Ltd.	79,202	4,170,296

		8,016,361

Paper & Forest Products (0.0%) (a)
PaperlinX Ltd.	70,112	166,684

Real Estate Investment Trusts (REITs) (0.5%) (a)
CFS Retail Property Trust	233,837	492,450
Commonwealth Property Office Fund(b)	228,851	302,430
Dexus Property Group	461,432	763,541
Goodman Group	237,574	1,008,753
GPT Group	361,647	1,135,927
ING Industrial Fund (b)	19,558	38,422
Macquarie Office Trust	190,927	184,170
Mirvac Group	197,476	780,133
Stockland	226,157	1,540,055
Westfield Group	286,352	4,919,631

		11,165,512

Real Estate Management & Development (0.0%) (a)
Lend Lease Corp. Ltd.	66,298	775,689

Road & Rail (0.0%) (a) (b)
Asciano Group	81,314	308,928

Textiles, Apparel & Luxury Goods (0.0%) (a) (b)
Billabong International Ltd.	17,726	199,564

Transportation Infrastructure (0.1%) (a)
Macquarie Airports	78,306	231,899
Macquarie Infrastructure Group	399,680	1,065,649
Transurban Group (b)	182,856	1,178,199

		2,475,747

		142,490,688

AUSTRIA (0.6%) (a)
Building Products (0.0%)
Wienerberger AG	10,874	623,493

Commercial Banks (0.1%)
Erste Bank der Oesterreichischen Sparkassen AG	31,004	2,285,240
Raiffeisen International Bank Holding AG (b)	8,359	1,342,826

		3,628,066

42 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

AUSTRIA (continued)

Construction Materials (0.0%) (b)
RHI AG*	5,565	$240,290

Containers & Packaging (0.0%) (b)
Mayr-Melnhof Karton AG	74	7,736

Diversified Telecommunication Services (0.1%)
Telekom Austria AG	62,249	1,532,256

Electric Utility (0.1%) (b)
Verbund — Oesterreichische Elektrizitaetswirtschafts AG, Class A	14,418	1,114,867

Hotels, Restaurants & Leisure (0.0%) (b)
Betandwin.com Interactive Entertainment AG*	3,680	118,473

Insurance (0.0%) (b)
Vienna Insurance Group	3,801	283,988

Machinery (0.0%)
Andritz AG	8,977	530,168

Metals & Mining (0.1%)
Voestalpine AG	19,205	1,466,376

Oil, Gas & Consumable Fuels (0.1%)
OMV AG	28,995	2,177,617

Real Estate Management & Development (0.1%)
Immoeast AG*	56,229	569,151
IMMOFINANZ AG	74,545	823,058
Meinl European Land Ltd.*	57,937	755,486

		2,147,695

Transportation Infrastructure (0.0%) (b)
Flughafen Wien AG	72	9,104

		13,880,129

BELGIUM (1.3%) (a)

Beverages (0.1%) (b)
InBev NV	29,996	2,458,433

Chemicals (0.1%)
Solvay SA	9,723	1,422,616
Umicore* (b)	23,384	1,242,933

		2,665,549

Commercial Banks (0.3%)
Dexia SA	83,960	2,317,165
KBC Groep NV*	26,598	3,579,882

		5,897,047

Distributor (0.0%)
D’ Ieteren SA	489	150,656

Diversified Financial Services (0.5%)
Fortis Insurance Belgium SA (b)	352,278	9,559,461
Fortis — STRIP VVPR*	133,332	2,081
Groupe Bruxelles Lambert SA (b)	12,842	1,624,891
KBC Ancora	1,344	142,955
Nationale A Portefeuille (b)	3,995	313,063

		11,642,451

Diversified Telecommunication Services (0.1%) (b)
Belgacom SA	30,703	1,409,656

Electrical Equipment (0.0%)
Bekaert SA	257	38,636

Electronic Equipment & Instruments (0.0%)
Barco NV	2,478	167,543

Food & Staples Retailing (0.1%)
Colruyt SA	2,285	578,362
Delhaize Group	16,437	1,417,676

		1,996,038

Health Care Equipment & Supplies (0.0%)
Omega Pharma SA	2,941	128,401

Health Care Technology (0.0%)
AGFA-Gevaert NV*	21,659	158,112

Marine (0.0%)
Compagnie Maritime Belge SA	2,387	166,037

Oil, Gas & Consumable Fuels (0.0%)
Euronav NV*	4,464	183,293

Pharmaceutical (0.1%) (b)
UCB SA	21,319	916,865

Real Estate Investment Trust (REIT) (0.0%)
Cofinimmo	660	141,420

Wireless Telecommunication Services (0.0%)
Mobistar SA	3,848	342,347

		28,462,484

2008 Semiannual Report 43

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

BERMUDA (0.0%) (a) (b)
Oil, Gas & Consumable Fuels (0.0%)
Frontline Ltd.	5,936	$326,213

CAYMAN ISLANDS (0.0%) (a)
Food Products (0.0%) (b)
Tingyi Cayman Islands Holding Corp.	214,000	284,596

Wireless Telecommunication Services (0.0%)
Hutchison Telecommunications International Ltd.	212,642	297,384

		581,980

CHINA (0.1%) (a)
Communications Equipment (0.0%)
Foxconn International Holdings Ltd.*	308,604	477,000

Internet Software & Services (0.1%)
Tencent Holdings Ltd.	166,005	1,101,122

Metals & Mining (0.0%)
Fosun International*	407,557	325,642

Multiline Retail (0.0%)
Parkson Retail Group Ltd.	25,775	243,586

Specialty Retail (0.0%)
Belle International Holdings Ltd.	428,046	455,793

		2,603,143

CYPRUS (0.0%) (a) (b)
Energy Equipment & Services (0.0%)
Ocean RIG ASA*	4,695	40,773

DENMARK (1.0%) (a)
Beverages (0.0%) (b)
Carlsberg AS, Class B	6,691	887,858

Building Products (0.0%) (b)
Rockwool International AS, Class B	681	115,145

Chemicals (0.0%)
Novozymes AS, Class B	6,405	580,919

Commercial Banks (0.2%)
Danske Bank AS (b)	75,220	2,590,038
Jyske Bank AS*	7,575	518,774
Sydbank AS (b)	13,868	516,323

		3,625,135

Construction & Engineering (0.0%) (b)
FLSmidth & Co. AS	7,763	814,747

Electrical Equipment (0.2%)
Vestas Wind Systems AS*	30,803	3,340,208

Food Products (0.1%)
Danisco AS	10,007	672,697
East Asiatic Co. Ltd. AS	2,616	231,249

		903,946

Health Care Equipment & Supplies (0.0%) (b)
Coloplast AS, Class B	3,108	298,123
GN Store Nord*	32,504	177,389
William Demant Holding*	2,534	200,126

		675,638

Household Durables (0.0%) (b)
Bang & Olufsen AS, Class B	2,588	148,577

Insurance (0.0%) (b)
Topdanmark AS*	2,958	520,041
TrygVesta AS	2,935	250,732

		770,773

Machinery (0.0%)
NKT Holding AS	2,417	194,489

Marine (0.1%) (b)
A P Moller — Maersk AS, Class A	32	332,698
A P Moller — Maersk AS, Class B	180	1,856,232

		2,188,930

Oil, Gas & Consumable Fuels (0.0%) (b)
D/S Torm AS	3,826	124,562

Pharmaceuticals (0.3%) (b)
H. Lundbeck AS	5,754	141,823
Novo Nordisk AS, Class B	82,661	5,656,283

		5,798,106

Road & Rail (0.1%) (b)
DSV AS	39,217	961,664

		21,130,697

44 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

FINLAND (1.7%) (a)
Auto Components (0.1%) (b)
Nokian Renkaat OYJ	18,930	$794,413

Building Products (0.0%) (b)
Uponor OYJ	8,834	190,641

Communications Equipment (0.9%)
Nokia OYJ	640,105	19,242,476

Construction & Engineering (0.0%) (b)
YIT OYJ	23,528	663,232

Diversified Financial Services (0.0%) (b)
Pohjola Bank PLC	8,807	174,818

Diversified Telecommunication Services (0.0%) (b)
Elisa OYJ	21,193	476,774

Electric Utility (0.2%) (b)
Fortum OYJ	74,572	3,154,392

Food & Staples Retailing (0.0%)
Kesko OYJ, Class B	13,836	520,472

Insurance (0.1%) (b)
Sampo OYJ, Class A	72,006	2,023,112

IT Services (0.0%)
Tietoenator OYJ	6,439	167,820

Leisure Equipment & Products (0.0%) (b)
Amer Sports OYJ, Class A	12,051	209,680

Machinery (0.2%)
Cargotec Corp., Class B (b)	6,072	252,217
Kone OYJ, Class B (b)	24,288	950,067
Konecranes OYJ	8,364	362,083
Metso OYJ (b)	22,256	953,395
Wartsila OYJ (b)	12,243	833,712

		3,351,474

Media (0.0%)
Sanoma-WSOY OYJ	8,770	224,889

Metals & Mining (0.1%)
Outokumpu OYJ	17,077	807,351
Rautaruukki OYJ (b)	15,996	751,946

		1,559,297

Oil, Gas & Consumable Fuels (0.0%)
Neste Oil OYJ	21,324	641,754

Paper & Forest Products (0.1%) (b)
Stora Enso OYJ, Class R	96,548	1,186,299
UPM-Kymmene OYJ	82,508	1,582,181

		2,768,480

Pharmaceutical (0.0%) (b)
Orion OYJ, Class B	10,145	213,190

		36,376,914

FRANCE (9.7%)
Aerospace & Defense (0.1%) (a)
Safran SA (b)	21,879	457,325
Thales SA	16,906	1,101,033
Zodiac SA	9,030	481,230

		2,039,588

Airline (0.0%) (a)
Air France-KLM	22,108	683,352

Auto Components (0.1%) (a)
Compagnie Generale des Etablissements Michelin, Class B	23,496	2,132,310
Valeo SA	15,071	606,959

		2,739,269

Automobiles (0.2%) (a)
Peugeot SA	25,097	1,740,839
Renault SA	29,989	3,056,051

		4,796,890

Beverages (0.2%) (a)
Pernod-Ricard SA	28,917	3,306,494

Building Products (0.2%) (a)
Compagnie de Saint-Gobain	45,078	3,585,888

Chemicals (0.3%) (a)
Air Liquide	38,537	5,777,948

Commercial Banks (1.2%) (a)
BNP Paribas	132,273	14,099,620
Credit Agricole SA	105,676	3,536,462
Natixis	21,564	360,736
Societe Generale	74,834	8,692,258

		26,689,076

Commercial Services & Supplies (0.0%) (a)
Societe BIC SA	2,653	135,781

2008 Semiannual Report 45

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

FRANCE (continued)

Communications Equipment (0.1%) (a)
Alcatel-Lucent	368,986	$2,469,463

Construction & Engineering (0.2%) (a)
Eiffage SA*	2,024	185,144
Vinci SA	67,190	4,928,552

		5,113,696

Construction Materials (0.2%) (a)
Imerys SA (b)	3,868	333,290
Lafarge SA	25,028	4,487,331

		4,820,621

Diversified Financial Services (0.0%) (a)
Eurazeo	973	125,279

Diversified Telecommunication Services (0.4%) (a)
France Telecom SA	298,371	9,335,430
Neuf Cegetel (b)	3,177	177,697

		9,513,127

Electric Utility (0.1%) (a) (b)
Electricite de France	15,506	1,620,565

Electrical Equipment (0.4%)
Alstom(a)	16,480	3,786,595
Legrand SA	5,148	146,767
Schneider Electric SA (a) (b)	35,543	4,324,716

		8,258,078

Energy Equipment & Services (0.1%) (a)
Compagnie Generale de Geophysique-Veritass SA*	4,731	1,188,163
Technip SA	16,850	1,552,529

		2,740,692

Food & Staples Retailing (0.4%) (a)
Carrefour SA(b)	96,873	6,794,918
Casino Guichard Perrachon SA	7,691	964,456

		7,759,374

Food Products (0.3%) (a)
Groupe Danone	70,033	6,164,573

Health Care Equipment & Supplies (0.1%) (a)
Compagnie Generale d’Optique Essilor International SA	34,633	2,148,266

Hotels, Restaurants & Leisure (0.2%) (a)
Accor SA	32,096	2,644,279
Sodexho Alliance SA	15,200	1,013,549

		3,657,828

Household Durables (0.0%) (a)
Thomson	53,365	337,390

Industrial Conglomerate (0.0%) (a)
Wendel	1,778	244,254

Insurance (0.5%) (a)
AXA SA (b)	256,010	9,458,103
CNP Assurances	6,513	772,408
SCOR SE	24,530	588,772

		10,819,283

IT Services (0.1%) (a)
Atos Origin SA*	13,040	795,199
Cap Gemini SA	22,814	1,370,114

		2,165,313

Machinery (0.1%) (a)
Vallourec	7,871	2,133,732

Media (0.5%) (a)
JC Decaux SA (b)	6,800	193,916
Lagardere SCA (b)	22,819	1,626,711
M6-Metropole Television	5,476	125,915
PagesJaunes Groupe (b)	28,208	560,882
Publicis Groupe	27,170	1,091,080
Societe Television Francaise 1 (b)	25,405	533,813
Vivendi*	187,768	7,569,622

		11,701,939

Multi-Utilities (0.7%) (a)
Suez SA	168,802	11,893,002
Veolia Environnement	57,815	4,164,057

		16,057,059

Multiline Retail (0.1%) (a)
PPR	12,396	1,602,554

Natural Gas Utility (0.1%) (a)
Gaz de France SA	30,841	2,022,526

Office Electronics (0.0%) (a)
Neopost SA	4,251	441,625

46 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

FRANCE (continued)

Oil, Gas & Consumable Fuels (1.3%) (a)
Total SA	347,422	$29,099,469

Personal Products (0.2%) (a) (b)
L’Oreal SA	40,949	4,838,180

Pharmaceutical (0.6%) (a)
Sanofi-Aventis SA	164,623	12,688,142

Real Estate Investment Trusts (REITs) (0.2%) (a)
Gecina SA	1,440	202,653
ICADE	3,600	509,510
Klepierre	10,923	660,494
Unibail-Rodamco	4,413	1,132,513
Unibail-Rodamco	6,658	1,709,779

		4,214,949

Software (0.0%) (a)
Dassault Systemes SA	7,485	468,280

Textiles, Apparel & Luxury Goods (0.3%) (a)
Christian Dior SA	3,459	395,116
Hermes International (b)	10,446	1,400,825
LVMH Moet Hennessy Louis Vuitton SA	40,635	4,611,647

		6,407,588

Transportation Infrastructure (0.1%) (a)
Aeroports de Paris	4,976	590,144
Societe Des Autoroutes Paris-Rhin-Rhone	2,701	322,712

		912,856

Wireless Telecommunication Services (0.1%) (a) (b)
Bouygues SA	36,979	2,740,259

		213,041,246

GERMANY (8.8%) (a)
Air Freight & Logistics (0.2%)
Deutsche Post AG	130,030	4,040,266

Airline (0.0%)
Deutsche Lufthansa AG	38,039	1,003,596

Auto Components (0.1%) (b)
Continental AG	24,593	2,887,506

Automobiles (1.2%)
Bayerische Motoren Werke AG	25,356	1,379,446
Daimler AG (b)	152,651	11,854,244
Porsche Automobil Holding SE, Preferred Shares	14,160	2,596,563
Volkswagen AG (b)	26,095	7,698,291
Volkswagen AG, Preferred Shares(b)	18,072	2,967,879

		26,496,423

Capital Markets (0.5%) (b)
Deutsche Bank AG	81,579	9,743,181
MLP AG	9,484	154,952

		9,898,133

Chemicals (1.2%)
Altana AG	11,402	235,927
BASF SE (b)	79,677	11,289,395
Bayer AG (b)	117,848	9,952,347
K+S AG (b)	5,870	2,399,795
Linde AG (b)	20,278	2,955,528
Wacker Chemie AG	850	206,137

		27,039,129

Commercial Banks (0.3%)
Commerzbank AG (b)	102,338	3,674,415
Deutsche Postbank AG	13,888	1,209,103
Hypo Real Estate Holding AG (b)	30,748	1,128,047

		6,011,565

Computers & Peripherals (0.0%)
Wincor Nixdorf AG	4,346	330,112

Construction & Engineering (0.1%)
Bilfinger Berger AG	4,681	397,983
Hochtief AG	8,285	843,497

		1,241,480

Construction Materials (0.0%)
HeidelbergCement AG	1,389	232,181

Diversified Financial Services (0.2%)
Deutsche Boerse AG	32,647	4,720,108

Diversified Telecommunication Services (0.4%)
Deutsche Telekom AG	460,217	8,232,080

Electric Utility (0.9%) (b)
E. ON AG	101,742	20,681,759

2008 Semiannual Report 47

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

GERMANY (continued)

Electrical Equipment (0.1%)
Q-Cells AG*	8,228	$941,020
Solarworld AG (b)	15,552	821,864

		1,762,884

Food & Staples Retailing (0.1%)
Metro AG	28,589	2,254,417

Food Products (0.0%) (b)
Suedzucker AG	1,963	44,427

Health Care Equipment & Supplies (0.0%)
Fresenius SE, Preferred Shares	5,038	416,423

Health Care Providers & Services (0.1%)
Celesio AG* (b)	12,201	530,497
Fresenius Medical Care AG & Co. KGaA	30,279	1,602,111

		2,132,608

Hotels, Restaurants & Leisure (0.0%) (b)
TUI AG*	35,467	1,010,249

Household Products (0.1%)
Henkel AG & KGaA	19,300	774,712
Henkel AG & KGaA, Preferred Shares (b)	32,580	1,380,108

		2,154,820

Industrial Conglomerates (0.8%)
Rheinmetall AG	4,512	340,513
Siemens AG	141,120	16,593,362

		16,933,875

Insurance (1.0%)
Allianz SE	73,138	14,824,550
Muenchener Rueckversicherungs AG (b)	33,632	6,465,330

		21,289,880

Machinery (0.2%)
GEA Group AG	23,555	868,626
Heidelberger Druckmaschinen AG (b)	5,933	140,973
MAN AG(b)	19,647	2,731,202

		3,740,801

Media (0.0%)
Premiere AG*	12,334	258,776
ProSiebenSat.1 Media AG, Preferred Shares	13,637	210,683

		469,459

Metals & Mining (0.2%)
Salzgitter AG	6,333	1,288,068
ThyssenKrupp AG	59,814	3,736,965

		5,025,033

Multi-Utilities (0.4%)
RWE AG	72,306	8,337,941
RWE AG, Preferred Shares	5,309	495,186

		8,833,127

Multiline Retail (0.0%) (b)
Arcandor AG*	16,055	299,985

Personal Products (0.1%) (b)
Beiersdorf AG*	13,321	1,132,136

Pharmaceutical (0.1%) (b)
Merck KGAA	11,623	1,646,314

Real Estate Management & Development (0.0%) (b)
IVG Immobilien AG	12,612	317,300

Semiconductors & Semiconductor Equipment (0.1%)
Infineon Technologies AG*	122,766	1,129,176

Software (0.3%) (b)
SAP AG	141,703	7,167,729

Specialty Retail (0.0%)
Douglas Holding AG	2,452	129,752

Textiles, Apparel & Luxury Goods (0.1%)
Adidas AG	33,806	2,145,688
Puma AG Rudolf Dassler Sport	1,450	511,828

		2,657,516

Transportation Infrastructure (0.0%)
Fraport AG	3,302	238,438

		193,600,687

GREECE (0.7%) (a)
Beverages (0.1%)
Coca Cola Hellenic Bottling Co. SA	24,576	1,098,148

48 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

GREECE (continued)

Commercial Banks (0.4%)
Alpha Bank AE	70,679	$2,413,601
EFG Eurobank Ergasias SA	48,575	1,501,855
National Bank of Greece SA	67,970	3,738,303
Piraeus Bank SA	57,300	1,945,668

		9,599,427

Construction & Engineering (0.0%)
Hellenic Technodomiki Tev SA	18,730	232,347

Construction Materials (0.0%)
Titan Cement Co. SA	7,253	323,601

Diversified Financial Services (0.0%)
Hellenic Exchanges SA	9,314	203,074

Diversified Telecommunication Services (0.1%)
Hellenic Telecommunications Organization SA	49,113	1,455,735

Electric Utility (0.0%)
Public Power Corp. SA	20,757	873,563

Hotels, Restaurants & Leisure (0.1%)
OPAP SA	38,627	1,502,508

Metals & Mining (0.0%)
Viohalco	5,969	73,177

Oil, Gas & Consumable Fuels (0.0%)
Hellenic Petroleum SA	9,489	143,373

Textiles, Apparel & Luxury Goods (0.0%)
Folli — Follie SA	2,990	91,439

		15,596,392

HONG KONG (2.1%) (a)
Airline (0.0%) (b)
Cathay Pacific Airways Ltd.	171,000	355,447

Commercial Banks (0.3%)
Bank of East Asia Ltd.	233,300	1,325,835
BOC Hong Kong Holdings Ltd.	622,100	1,605,495
CITIC International Financial Holdings Ltd.	295,000	196,583
Hang Seng Bank Ltd. (b)	133,000	2,657,195
Wing Hang Bank Ltd.	29,000	387,435

		6,172,543

Distributor (0.1%) (b)
Li & Fung Ltd.	405,600	1,673,367

Diversified Financial Services (0.2%) (b)
Hong Kong Exchanges & Clearing Ltd.	176,500	3,606,880

Diversified Telecommunication Services (0.0%)
PCCW Ltd.	531,200	343,180

Electric Utilities (0.2%)
Cheung Kong Infrastructure Holdings Ltd. (b)	43,500	188,206
CLP Holdings Ltd.	233,500	1,852,691
HongKong Electric Holdings	212,300	1,332,201

		3,373,098

Electronic Equipment & Instruments (0.0%)
Kingboard Chemical Holdings Ltd.	77,048	363,593

Hotels, Restaurants & Leisure (0.0%)
Genting International PLC*	507,276	227,617
Shangri-La Asia Ltd.	184,000	510,464

		738,081

Industrial Conglomerates (0.2%)
Hutchison Whampoa Ltd.	363,500	3,552,363
Melco International Development	58,344	79,459
NWS Holdings Ltd.	40,000	110,254

		3,742,076

Marine (0.0%)
Orient Overseas International Ltd.	34,438	189,349
Pacific Basin Shipping Ltd.	279,615	511,044

		700,393

Media (0.0%)
Television Broadcasts Ltd.	25,000	143,595

Multiline Retail (0.0%)
Lifestyle International Holdings Ltd.	69,193	144,586

Natural Gas Utility (0.1%)
Hong Kong & China Gas Co.	645,760	1,887,384

Paper & Forest Products (0.0%) (b)
Lee & Man Paper Manufacturing Ltd.	36,000	67,022

Real Estate Investment Trust (REIT) (0.1%)
Link REIT (The)	404,051	967,353

2008 Semiannual Report 49

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

HONG KONG (continued)

Real Estate Management & Development (0.8%)
Cheung Kong Holdings Ltd.	248,000	$3,873,738
Chinese Estates Holdings Ltd.	20,000	31,463
Hang Lung Group Ltd.	46,000	247,562
Hang Lung Properties Ltd.	376,000	1,526,542
Henderson Land Development Co. Ltd.	174,800	1,337,217
Hysan Development Co. Ltd.	59,673	173,110
Kerry Properties Ltd.	91,000	616,136
New World Development Ltd.	434,679	1,123,376
Shui On Land Ltd.	197,094	195,887
Shun Tak Holdings Ltd.	122,000	162,785
Sino Land Co.	292,000	736,369
Sun Hung Kai Properties Ltd.	225,700	3,944,582
Swire Pacific Ltd., Class A (b)	147,500	1,726,273
Wharf Holdings Ltd.	208,337	1,053,633
Wheelock & Co. Ltd.	95,000	298,335

		17,047,008

Road & Rail (0.0%)
MTR Corp.	200,714	717,838

Semiconductors & Semiconductor Equipment (0.0%) (b)
ASM Pacific Technology	27,300	185,974

Specialty Retail (0.1%)
Esprit Holdings Ltd.	172,700	2,126,786
Giordano International Ltd. (b)	238,400	104,051

		2,230,837

Textiles, Apparel & Luxury Goods (0.0%) (b)
C C Land Holdings Ltd.	257,443	282,867
Yue Yuen Industrial Holdings Ltd.	53,000	160,797

		443,664

Trading Companies & Distributors (0.0%)
Citic Resources Holdings Ltd.*	1,554	719
Noble Group Ltd.	118,636	195,047

		195,766

Transportation Infrastructure (0.0%)
Hong Kong Aircraft Engineerg Co. Ltd.	6,800	121,133
Hopewell Holdings	75,569	328,869

		450,002

		45,549,687

IRELAND (0.7%) (a)
Airline (0.0%)
Ryanair Holdings PLC*	42,663	196,120

Building Products (0.0%)
Kingspan Group PLC	21,671	249,841

Commercial Banks (0.3%)
Allied Irish Banking PLC	153,143	3,219,169
Anglo Irish Bank Corp. PLC	55,194	768,622
Bank of Ireland	173,442	2,376,377

		6,364,168

Commercial Services & Supplies (0.1%)
Experian Group Ltd.	166,934	1,253,833

Construction Materials (0.1%)
CRH PLC	93,544	3,576,738

Containers & Packaging (0.0%)
Smurfit Kappa Group PLC*	12,954	161,361

Food Products (0.1%)
Greencore Group PLC	33,291	196,180
Iaws Group PLC	13,545	341,307
Kerry Group PLC	18,897	584,605

		1,122,092

Hotels, Restaurants & Leisure (0.0%)
Paddy Power PLC	6,852	239,370

Industrial Conglomerate (0.0%)
DCC PLC	6,232	142,893

Insurance (0.0%)
Irish Life & Permanent PLC	43,713	693,367

Pharmaceutical (0.1%)
Elan Corp. PLC*	76,306	2,027,024

		16,026,807

ITALY (3.8%) (a)
Aerospace & Defense (0.1%)
Finmeccanica SpA	53,300	1,848,586

Automobiles (0.1%) (b)
Fiat SpA	113,149	2,515,019

Capital Markets (0.1%)
Mediobanca SpA	88,487	1,837,912

50 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

ITALY (continued)

Commercial Banks (1.3%)
Banca Carige SpA (b)	64,517	$253,732
Banca Monte dei Paschi di Siena SpA (b)	156,011	529,540
Banca Popolare di Milano Scarl	73,951	906,974
Banco Popolare SC* (b)	106,506	2,100,928
Intesa Sanpaolo SpA	1,247,501	9,272,910
Intesa Sanpaolo SpA — RNC	138,271	974,297
UniCredit SpA	1,506,152	11,350,225
Unione di Banche Italiane SCPA (b)	105,896	2,786,566

		28,175,172

Construction Materials (0.0%) (b)
Italcementi SpA	5,588	120,460

Diversified Financial Services (0.0%)
IFIL — Investments SpA	30,347	252,132
Istituto Finanziario Industriale SpA, Preferred Shares*	5,300	138,940

		391,072

Diversified Telecommunication Services (0.2%)
Telecom Italia SpA (b)	1,742,226	3,643,262
Telecom Italia SpA RNC	965,007	1,570,776

		5,214,038

Electric Utilities (0.4%)
Enel SpA	704,166	7,639,579
Terna Rete Elettrica Nazionale SpA (b)	228,503	1,007,779

		8,647,358

Electrical Equipment (0.0%) (b)
Prysmian SpA	17,361	409,264

Energy Equipment & Services (0.1%)
Saipem SpA	22,010	962,515

Food Products (0.0%)
Parmalat SpA	231,995	789,679

Hotels, Restaurants & Leisure (0.0%) (b)
Autogrill SpA	25,378	385,130
Lottomatica SpA	7,956	244,254

		629,384

Industrial Conglomerate (0.0%) (b)
Pirelli & C SpA*	623,042	507,268

Insurance (0.5%)
Alleanza Assicurazioni SpA	80,138	1,046,090
Assicurazioni Generali SpA	171,315	7,572,268
Fondiaria-Sai SpA	14,812	593,296
Mediolanum SpA (b)	41,088	246,241
Unipol Gruppo Finanziario SpA	8,455	27,549
Unipol Gruppo Finanziario SpA, Preferred Shares (b)	104,302	302,945

		9,788,389

Media (0.1%) (b)
Arnoldo Mondadori Editore SpA	1,017	8,839
Mediaset SpA	135,796	1,233,962
Seat Pagine Gialle SpA	685,523	132,386

		1,375,187

Multi-Utility (0.0%)
A2A SpA	70,724	259,903

Natural Gas Utility (0.1%) (b)
Snam Rete Gas SpA	164,720	1,040,964

Oil, Gas & Consumable Fuels (0.7%)
ENI SpA	423,868	16,312,542

Textiles, Apparel & Luxury Goods (0.0%) (b)
Bulgari SpA	23,800	276,018
Luxottica Group SpA	18,896	530,616

		806,634

Transportation Infrastructure (0.1%)
Atlantia SpA	46,703	1,527,568

		83,158,914

JAPAN (20.1%)
Air Freight & Logistics (0.1%) (a)
Yamato Holdings Co. Ltd.	73,000	1,069,153

Airlines (0.0%) (a) (b)
All Nippon Airways Co. Ltd.	75,000	294,462
Japan Airlines Corp.*	200,000	471,227

		765,689

Auto Components (0.4%) (a)
Aisin Seiki Co. Ltd.	32,800	1,149,884
Bridgestone Corp.	98,800	1,818,646
Denso Corp.	79,000	2,755,928
NGK Spark Plug Co. Ltd. (b)	36,000	484,918
NHK Spring Co. Ltd. (b)	41,000	294,870
NOK Corp. (b)	14,600	289,741

2008 Semiannual Report 51

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

JAPAN (continued)

Auto Components (continued)

Stanley Electric Co. Ltd. (b)	23,500	$598,571
Sumitomo Rubber Industries, Inc.	42,400	372,008
Tokai Rika Co. Ltd.	4,700	115,137
Toyoda Gosei Co. Ltd.	8,200	299,727
Toyota Boshoku Corp.	8,300	237,420
Toyota Industries Corp.	27,900	973,346

		9,390,196

Automobiles (1.7%) (a)
Daihatsu Motor Co. Ltd. (b)	20,000	239,268
Fuji Heavy Industries Ltd.	39,000	167,884
Honda Motor Co. Ltd.	253,200	8,082,404
Isuzu Motors Ltd.	102,000	494,195
Mazda Motor Corp.	50,000	217,443
Mitsubishi Motors Corp.* (b)	337,000	532,220
Nissan Motor Co. Ltd.	367,300	3,275,870
Suzuki Motor Corp.	24,500	621,713
Toyota Motor Corp.	440,500	22,451,929
Yamaha Motor Co. Ltd.	37,700	728,643

		36,811,569

Beverages (0.2%) (a)
Asahi Breweries Ltd.	69,200	1,356,941
Coca-Cola West Holdings Co. Ltd. (b)	10,800	244,538
Ito En Ltd. (b)	3,200	55,694
Kirin Holdings Co. Ltd.	124,000	2,218,763
Sapporo Holdings Ltd. (b)	58,000	432,154
Takara Holdings, Inc.	31,800	214,151

		4,522,241

Building Products (0.3%) (a)
Asahi Glass Co. Ltd.	153,600	1,834,349
Central Glass Co. Ltd.	5,000	18,967
Daikin Industries Ltd.	43,000	2,152,195
JS Group Corp.	37,000	644,634
Nippon Sheet Glass Co. Ltd. (b)	124,000	571,340
Sanwa Holdings Corp. (b)	39,000	162,680
TOTO Ltd. (b)	57,200	490,647

		5,874,812

Capital Markets (0.4%) (a)
Daiwa Securities Group, Inc.	216,500	2,148,323
Jafco Co. Ltd.	1,900	75,899
Matsui Securities Co. Ltd. (b)	36,100	253,856
Nomura Holdings, Inc.	286,500	5,003,515
SBI E*TRADE Securities Co. Ltd.	356	331,279
SBI Holdings, Inc.	1,947	511,995
Shinko Securities Co. Ltd. (b)	51,700	176,627

		8,501,494

Chemicals (0.9%) (a)
Asahi Kasei Corp.	217,200	1,234,716
Daicel Chemical Industries Ltd.	23,000	136,063
Denki Kagaku Kogyo KK	41,000	152,182
DIC, Inc. (b)	69,000	223,619
Hitachi Chemical Co. Ltd.	10,900	214,775
JSR Corp.	31,300	706,996
Kaneka Corp.	43,500	300,442
Kansai Paint Co. Ltd.	30,000	206,227
Kuraray Co. Ltd.	63,500	757,114
Mitsubishi Chemical Holdings Corp.	175,500	1,168,184
Mitsubishi Gas Chemical Co., Inc.	48,000	328,517
Mitsubishi Rayon Co. Ltd. (b)	126,100	410,209
Mitsui Chemicals, Inc.	123,100	755,586
Nippon Kayaku Co. Ltd.	21,000	146,479
Nippon Shokubai Co. Ltd.	16,200	117,817
Nissan Chemical Industries Ltd.	34,000	450,723
Nitto Denko Corp.	26,810	1,110,574
Shin-Etsu Chemical Co. Ltd.	66,700	4,130,669
Showa Denko KK	232,000	816,362
Sumitomo Chemical Co. Ltd.	245,200	1,593,041
Taiyo Nippon Sanso Corp.	32,000	261,643
Teijin Ltd.	175,800	682,095
Tokuyama Corp. (b)	38,000	345,029
Toray Industries, Inc.	216,300	1,353,455
Tosoh Corp.	108,000	416,623
UBE Industries Ltd.	187,000	655,672
Zeon Corp.	25,000	126,535

		18,801,347

Commercial Banks (2.1%) (a)
77 Bank Ltd. (The)	36,300	216,958
Aozora Bank Ltd.	16,000	49,230
Bank of Kyoto Ltd. (The)	37,000	472,931
Bank of Yokohama Ltd. (The)	207,000	1,520,261
Chiba Bank Ltd. (The)	114,300	903,492
Chuo Mitsui Trust Holdings, Inc.	116,400	828,424
Fukuoka Financial Group, Inc.	106,600	529,985
Gunma Bank Ltd. (The)	78,000	625,915
Hachijuni Bank Ltd. (The)	48,000	318,345
Hiroshima Bank Ltd. (The) (b)	58,000	320,068
Hokuhoku Financial Group, Inc.	161,900	513,724

52 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

JAPAN (continued)

Commercial Banks (continued)

Joyo Bank Ltd. (The)	85,000	$485,701
Mitsubishi UFJ Financial Group, Inc.	1,403,660	15,469,135
Mizuho Financial Group, Inc. (b)	1,475	7,677,227
Mizuho Trust & Banking Co. Ltd. (b)	131,000	216,669
Nishi-Nippon City Bank Ltd. (The)	79,000	242,542
Resona Holdings, Inc. (b)	935	1,797,644
Sapporo Hokuyo Holdings, Inc. (b)	34	275,605
Shinsei Bank Ltd. (b)	190,000	836,352
Shizuoka Bank Ltd. (The) (b)	105,000	1,289,277
Sumitomo Mitsui Financial Group, Inc. (b)	1,063	9,148,864
Sumitomo Trust & Banking Co. Ltd. (The)	192,000	1,726,518
Suruga Bank Ltd.	23,000	325,541

		45,790,408

Commercial Services & Supplies (0.2%) (a)
Dai Nippon Printing Co. Ltd.	106,700	1,642,544
Goodwill Group, Inc. (The)* (b)	695	85,296
Kokuyo Co. Ltd.	1,000	8,802
Meitec Corp.	7,400	212,169
Secom Co. Ltd.	36,300	1,702,872
Toppan Printing Co. Ltd.	99,000	1,105,541

		4,757,224

Computers & Peripherals (0.4%) (a)
Fujitsu Ltd.	295,100	1,888,243
Mitsumi Electric Co. Ltd. (b)	17,300	578,386
NEC Corp.	330,000	1,570,718
Seiko Epson Corp.	17,400	468,623
Toshiba Corp. (b)	499,700	4,148,988

		8,654,958

Construction & Engineering (0.2%) (a)
Chiyoda Corp.	23,000	173,431
COMSYS Holdings Corp.	22,227	201,079
JGC Corp.	39,000	725,074
Kajima Corp.	184,800	622,483
Kinden Corp.	25,000	236,925
Nishimatsu Construction Co. Ltd. (b)	75,600	170,840
Obayashi Corp.	79,500	386,271
Okumura Corp. (b)	27,000	133,470
Shimizu Corp.	78,000	368,915
Taisei Corp.	206,000	547,392
Toda Corp. (b)	44,000	214,193

		3,780,073

Construction Materials (0.0%) (a)
Sumitomo Osaka Cement Co. Ltd.	2,400	5,260
Taiheiyo Cement Corp.	104,000	238,213

		243,473

Consumer Finance (0.2%) (a)
Acom Co. Ltd. (b)	10,230	316,470
Aeon Credit Service Co. Ltd. (b)	18,300	291,305
Aiful Corp. (b)	6,317	123,172
Credit Saison Co. Ltd.	30,500	818,808
ORIX Corp.	14,630	2,647,066
Promise Co. Ltd.	11,000	348,646
Takefuji Corp. (b)	14,930	353,198

		4,898,665

Containers & Packaging (0.0%) (a) (b)
Toyo Seikan Kaisha Ltd.	19,200	377,437

Distributor (0.0%) (a)
Canon Marketing Japan, Inc.	10,300	200,113

Diversified Consumer Services (0.0%) (a)
Benesse Corp.	8,600	379,621

Diversified Financial Services (0.0%) (a)
Mitsubishi UFJ Lease & Finance Co. Ltd.	4,060	199,327

Diversified Telecommunication Services (0.2%) (a)
Nippon Telegraph & Telephone Corp.	844	3,635,407

Electric Utilities (0.7%) (a)
Chubu Electric Power Co., Inc.	112,900	2,651,801
Chugoku Electric Power Co., Inc. (The)	16,800	369,927
Hokkaido Electric Power Co., Inc.	24,700	517,888
Hokuriku Electric Power Co.	8,600	207,934
Kansai Electric Power Co., Inc. (The)	130,200	3,110,296
Kyushu Electric Power Co., Inc.	58,300	1,327,207
Shikoku Electric Power Co., Inc.	10,600	301,441

2008 Semiannual Report 53

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

JAPAN (continued)

Electric Utilities (continued)

Tohoku Electric Power Co., Inc.	74,600	$1,697,097
Tokyo Electric Power Co., Inc. (The)	197,900	5,056,384

		15,239,975

Electrical Equipment (0.3%) (a)
Fuji Electric Holdings Co. Ltd. (b)	60,200	237,070
Fujikura Ltd.	48,600	213,233
Furukawa Electric Co. Ltd.	124,300	451,601
Matsushita Electric Works Ltd.	50,284	554,843
Mitsubishi Electric Corp.	313,600	3,213,632
Sumitomo Electric Industries Ltd.	117,600	1,517,934
Ushio, Inc.	12,600	239,361

		6,427,674

Electronic Equipment & Instruments (1.0%) (a)
Alps Electric Co. Ltd. (b)	38,000	355,940
Citizen Holdings Co. Ltd. (b)	73,500	630,369
FUJIFILM Holdings Corp.	78,400	3,031,429
Hirose Electric Co. Ltd. (b)	4,100	486,900
Hitachi Ltd.	547,800	3,695,093
HOYA Corp.	71,700	2,001,423
Ibiden Co. Ltd.	19,400	846,688
Keyence Corp.	5,280	1,350,398
Kyocera Corp.	26,400	2,438,669
Mabuchi Motor Co. Ltd. (b)	4,100	203,841
Murata Manufacturing Co. Ltd.	34,000	1,805,434
Nidec Corp. (b)	16,300	1,231,710
Nippon Electric Glass Co. Ltd.	61,000	948,975
Oki Electric Industry Co. Ltd.*(b)	78,500	171,109
Omron Corp.	29,800	623,765
Taiyo Yuden Co. Ltd. (b)	28,000	323,809
TDK Corp.	20,100	1,373,678
Yaskawa Electric Corp.	30,000	304,222
Yokogawa Electric Corp.	44,700	488,958

		22,312,410

Food & Staples Retailing (0.3%) (a)
AEON Co. Ltd.	97,700	1,432,475
Circle K Sunkus Co. Ltd.	195	2,966
FamilyMart Co. Ltd.	13,400	470,653
Lawson, Inc.	13,300	575,716
Matsumotokiyoshi Holdings Co. Ltd.	6,200	129,943
Seven & I Holdings Co. Ltd.	133,800	4,006,077
UNY Co. Ltd.	20,000	196,904

		6,814,734

Food Products (0.2%) (a)
Ajinomoto Co., Inc.	108,000	1,089,516
House Foods Corp.	100	1,557
Kikkoman Corp.	34,000	406,603
Meiji Dairies Corp. (b)	63,000	387,047
Meiji Seika Kaisha Ltd. (b)	8,000	40,988
Nichirei Corp. (b)	44,000	207,741
Nippon Meat Packers, Inc. (b)	38,000	488,295
Nisshin Seifun Group, Inc.	28,900	310,384
Nissin Food Products Co. Ltd. (b)	11,300	398,845
Q.P. Corp.	15,300	153,903
Toyo Suisan Kaisha Ltd. (b)	12,400	220,417
Yakult Honsha Co. Ltd.	14,900	398,677
Yamazaki Baking Co. Ltd. (b)	3,100	32,987

		4,136,960

Health Care Equipment & Supplies (0.1%) (a) (b)
Olympus Corp.	38,000	1,251,114
Terumo Corp.	27,300	1,351,608

		2,602,722

Health Care Providers & Services (0.0%) (a)
Alfresa Holdings Corp.	3,900	275,108
Mediceo Paltac Holdings Co. Ltd.	18,200	307,812
Suzuken Co. Ltd.	7,500	283,654

		866,574

Hotels, Restaurants & Leisure (0.0%) (a)
Oriental Land Co. Ltd.	5,700	340,466
Round One Corp.	88	106,736

		447,202

Household Durables (1.0%) (a)
Casio Computer Co. Ltd. (b)	42,100	629,474
Daito Trust Construction Co. Ltd.	11,400	530,910
Daiwa House Industry Co. Ltd.	83,000	938,916
Haseko Corp.	156,000	226,514
Makita Corp.	15,800	543,861
Matsushita Electric Industrial Co. Ltd.	325,502	7,598,536
Pioneer Corp.	25,300	250,369
Rinnai Corp.	200	6,423
Sanyo Electric Co. Ltd.*	297,200	741,689
Sekisui Chemical Co. Ltd.	57,000	416,646
Sekisui House Ltd.	80,300	764,519
Sharp Corp. (b)	162,900	2,744,333
Sony Corp.	162,800	7,506,906

		22,899,096

54 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

JAPAN (continued)

Household Products (0.1%) (a)
Kao Corp.	84,200	$2,280,049
Unicharm Corp.	6,500	452,897

		2,732,946

Independent Power Producers & Energy Traders (0.1%) (a) (b)
Electric Power Development Co. Ltd.	28,100	1,057,781

Industrial Conglomerate (0.0%) (a) (b)
Hankyu Hanshin Holdings, Inc.	191,000	865,588

Insurance (0.6%)
Aioi Insurance Co. Ltd. (a)	30,000	189,686
Millea Holdings, Inc. (a)	122,700	5,201,186
Mitsui Sumitomo Insurance Group Holdings, Inc.*	61,280	2,440,119
Nipponkoa Insurance Co. Ltd. (a)	42,000	411,716
Sompo Japan Insurance, Inc. (a)	124,800	1,390,707
Sony Financial Holdings, Inc. (a)	112	473,330
T&D Holdings, Inc. (a)	34,000	2,177,938

		12,284,682

Internet & Catalog Retail (0.0%) (a)
Rakuten, Inc.	925	577,903

Internet Software & Services (0.1%) (a)
Access Co. Ltd.*	51	144,600
eAccess Ltd. (b)	258	165,378
Yahoo! Japan Corp. (b)	2,339	1,037,619

		1,347,597

IT Services (0.1%) (a)
CSK Holdings Corp. (b)	14,100	299,853
Itochu Techno-Solutions Corp.	1,800	56,822
Nomura Research Institute Ltd. (b)	23,500	517,440
NTT Data Corp.	187	770,363
Obic Co. Ltd.	940	173,779
Otsuka Corp.	1,500	115,291

		1,933,548

Leisure Equipment & Products (0.2%) (a)
Namco Bandai Holdings, Inc.	36,749	461,187
Nikon Corp. (b)	52,000	1,502,756
Sankyo Co. Ltd.	6,800	409,636
Sega Sammy Holdings, Inc. (b)	31,900	388,339
Shimano, Inc.	8,200	374,813
Yamaha Corp.	31,600	624,030

		3,760,761

Machinery (1.0%) (a)
Amada Co. Ltd.	42,000	351,838
Daifuku Co. Ltd.	500	6,269
Ebara Corp. (b)	94,900	343,893
Fanuc Ltd.	31,700	3,341,763
Hino Motors Ltd.	61,000	385,356
Hitachi Construction Machinery Co. Ltd.	22,000	695,050
IHI Corp.	171,000	367,566
Japan Steel Works Ltd. (The)	57,000	1,054,769
JTEKT Corp.	25,300	449,943
Kawasaki Heavy Industries Ltd.	292,200	754,825
Komatsu Ltd.	146,000	4,443,991
Komori Corp. (b)	11,000	217,731
Kubota Corp.	199,100	1,395,141
Kurita Water Industries Ltd. (b)	14,800	529,413
Minebea Co. Ltd.	78,000	477,236
Mitsubishi Heavy Industries Ltd.	520,200	2,420,197
Mitsui Engineering & Shipbuilding Co. Ltd. (b)	121,000	395,734
NGK Insulators Ltd.	40,000	770,518
NSK Ltd.	66,400	553,454
NTN Corp. (b)	59,600	458,748
OKUMA Corp.	12,000	136,721
OSG Corp.	1,900	26,758
SMC Corp. (b)	8,400	981,891
Sumitomo Heavy Industries Ltd.	84,000	709,720
THK Co. Ltd. (b)	26,300	584,967

		21,853,492

Marine (0.2%) (a)
Kawasaki Kisen Kaisha Ltd.	94,000	957,510
Mitsui OSK Lines Ltd.	174,000	2,402,754
Nippon Yusen KK	193,400	1,885,568

		5,245,832

Media (0.1%) (a)
Asatsu-DK, Inc.	200	6,063
Dentsu, Inc.	271	624,920
Fuji Television Network, Inc.	151	247,775
Hakuhodo DY Holdings, Inc.	1,600	97,251
Jupiter Telecommunications Co. Ltd.*	258	223,424
Toho Co. Ltd. (b)	13,100	299,672

2008 Semiannual Report 55

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

JAPAN (continued)

Media (continued)

Tokyo Broadcasting System, Inc.	4,800	$127,896

		1,627,001

Metals & Mining (0.9%) (a)
Daido Steel Co. Ltd. (b)	69,000	384,398
Dowa Holdings Co. Ltd.	59,800	405,074
Hitachi Metals Ltd.	17,000	255,302
JFE Holdings, Inc.	95,100	5,225,353
Kobe Steel Ltd.	474,000	1,421,626
Mitsubishi Materials Corp.	185,000	878,860
Mitsui Mining & Smelting Co. Ltd. (b)	116,100	395,334
Nippon Light Metal Co. Ltd. (b)	2,200	3,348
Nippon Steel Corp. (b)	938,000	5,280,440
Nisshin Steel Co. Ltd.	127,900	474,450
OSAKA Titanium Technologies Co. (b)	4,500	306,561
Sumitomo Metal Industries Ltd.	665,000	2,801,342
Sumitomo Metal Mining Co. Ltd. (b)	88,000	1,600,362
Toho Titanium Co. Ltd. (b)	1,646	42,896
Tokyo Steel Manufacturing Co. Ltd.	10,900	158,112
Yamato Kogyo Co. Ltd.	4,700	222,877

		19,856,335

Multiline Retail (0.1%)
Isetan Mitsukoshi Holdings Ltd.*	61,478	646,297
J. Front Retailing Co. Ltd. (a)	53,200	352,794
Marui Group Co. Ltd. (a) (b)	60,700	602,557
Ryohin Keikaku Co. Ltd. (a)	3,800	252,347
Takashimaya Co. Ltd. (a) (b)	60,000	658,872

		2,512,867

Natural Gas Utilities (0.1%) (a)
Osaka Gas Co. Ltd.	360,900	1,288,102
Tokyo Gas Co. Ltd.	355,400	1,365,550

		2,653,652

Office Electronics (0.5%) (a)
Brother Industries Ltd. (b)	9,700	126,524
Canon, Inc.	172,900	8,694,252
Konica Minolta Holdings, Inc.	85,900	1,294,656
Ricoh Co. Ltd.	107,200	1,855,993

		11,971,425

Oil, Gas & Consumable Fuels (0.3%) (a)
Cosmo Oil Co. Ltd.	51,000	169,340
Idemitsu Kosan Co. Ltd.	2,100	179,361
Inpex Holdings, Inc.	144	1,616,414
Japan Petroleum Exploration Co.	5,100	353,884
Nippon Mining Holdings, Inc.	158,900	987,274
Nippon Oil Corp.	220,400	1,519,134
Showa Shell Sekiyu KK	42,300	447,712
TonenGeneral Sekiyu KK (b)	33,000	285,151

		5,558,270

Paper & Forest Products (0.0%) (a)
Nippon Paper Group, Inc. (b)	180	451,347
OJI Paper Co. Ltd.	131,000	591,541

		1,042,888

Personal Products (0.1%) (a)
Aderans Holdings Co. Ltd. (b)	9,300	175,499
Shiseido Co. Ltd.	58,700	1,413,738

		1,589,237

Pharmaceuticals (0.8%) (a)
Astellas Pharma, Inc.	80,300	3,305,979
Chugai Pharmaceutical Co. Ltd.	54,800	767,678
Daiichi Sankyo Co. Ltd.	117,900	3,249,108
Eisai Co. Ltd.	44,800	1,587,314
Kyowa Hakko Kogyo Co. Ltd.	37,000	335,191
Mitsubishi Tanabe Pharma Corp.	27,000	323,661
Ono Pharmaceutical Co. Ltd.	5,400	286,671
Santen Pharmaceutical Co. Ltd.	6,300	155,723
Shionogi & Co. Ltd.	48,400	934,904
Taisho Pharmaceutical Co. Ltd.	19,900	380,327
Takeda Pharmaceutical Co. Ltd.	137,500	7,270,812

		18,597,368

Real Estate Investment Trusts (REITs) (0.2%) (a)
Japan Prime Realty Investment Corp.	114	360,263
Japan Real Estate Investment Corp.	70	829,906
Japan Retail Fund Investment Corp. (b)	81	479,758
Nippon Building Fund, Inc.	93	1,220,903
Nomura Real Estate Office Fund, Inc.	55	437,435

		3,328,265

Real Estate Management & Development (0.6%) (a)
Aeon Mall Co. Ltd. (b)	6,800	213,502
K.K. DaVinci Advisors*(b)	195	187,136

56 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

JAPAN (continued)

Real Estate Management & Development (continued)

Leopalace21 Corp.	20,575	$364,032
Mitsubishi Estate Co. Ltd.	190,600	5,543,807
Mitsui Fudosan Co. Ltd.	134,700	3,404,350
Nomura Real Estate Holdings, Inc.	1,400	28,494
NTT Urban Development Corp.	112	173,794
Sumitomo Realty & Development Co. Ltd.	58,000	1,454,035
Tokyo Tatemono Co. Ltd.	46,000	401,661
Tokyu Land Corp.	69,000	516,256
Urban Corp.	7,600	41,929

		12,328,996

Road & Rail (0.6%) (a)
Central Japan Railway Co.	258	2,533,011
East Japan Railway Co.	552	4,405,548
Keihin Electric Express Railway Co. Ltd. (b)	52,000	341,749
Keio Corp.	82,400	474,146
Keisei Electric Railway Co. Ltd.	72,000	396,624
Kintetsu Corp. (b)	232,500	802,527
Nippon Express Co. Ltd.	143,500	794,941
Odakyu Electric Railway Co. Ltd. (b)	94,100	641,658
Seino Holdings Corp.	32,000	213,931
Tobu Railway Co. Ltd.	109,000	557,488
Tokyu Corp.	164,900	874,532
West Japan Railway Co.	305	1,322,576

		13,358,731

Semiconductors & Semiconductor Equipment (0.2%) (a)
Advantest Corp. (b)	22,800	628,378
Elpida Memory, Inc.*	15,800	578,421
NEC Electronics Corp.* (b)	5,200	105,942
Rohm Co. Ltd.	16,200	1,137,284
Sanken Electric Co. Ltd. (b)	25,000	139,022
Shinko Electric Industries Co. Ltd. (b)	18,100	250,111
Sumco Corp.	18,500	469,758
Tokyo Electron Ltd.	27,200	1,766,993
Tokyo Seimitsu Co. Ltd. (b)	7,900	158,154

		5,234,063

Software (0.5%) (a)
FUJI SOFT, Inc. (b)	7,000	135,255
Konami Corp. (b)	13,100	471,360
Nintendo Co. Ltd.	16,100	8,900,931
Oracle Corp. (b)	3,400	153,891
Square Enix Co. Ltd.	4,800	156,659
Trend Micro, Inc.	18,000	677,261

		10,495,357

Specialty Retail (0.2%) (a)
Aoyama Trading Co. Ltd.	7,600	172,541
Autobacs Seven Co. Ltd. (b)	6,900	180,329
EDION Corp. (b)	1,500	15,237
Fast Retailing Co. Ltd. (b)	7,700	719,522
Hikari Tsushin, Inc.	3,200	117,563
Nitori Co. Ltd.	3,650	192,164
Shimachu Co. Ltd.	4,400	121,099
Shimamura Co. Ltd. (b)	2,200	195,335
USS Co. Ltd.	5,820	413,364
Yamada Denki Co. Ltd.	14,040	1,205,567

		3,332,721

Textiles, Apparel & Luxury Goods (0.0%) (a)
Asics Corp. (b)	17,000	172,353
Gunze Ltd.	41,000	194,602
Nisshinbo Industries, Inc. (b)	23,100	254,414
Onward Holdings Co. Ltd. (b)	30,400	345,864
Wacoal Holdings Corp. (b)	4,000	57,511

		1,024,744

Tobacco (0.2%) (a)
Japan Tobacco, Inc.	730	3,550,216

Trading Companies & Distributors (1.0%) (a)
Hitachi High-Technologies Corp.	5,700	113,923
ITOCHU Corp.	245,000	2,566,379
Marubeni Corp.	268,000	2,133,346
Mitsubishi Corp.	219,900	7,079,894
Mitsui & Co. Ltd.	281,000	6,600,512
Sojitz Corp.	191,067	736,091
Sumitomo Corp.	172,600	2,324,101
Toyota Tsusho Corp.	31,500	677,055

		22,231,301

Transportation Infrastructure (0.0%) (a)
Kamigumi Co. Ltd.	26,000	200,965
Mitsubishi Logistics Corp.	27,400	374,185

		575,150

Wireless Telecommunication Services (0.4%) (a)
KDDI Corp.	399	2,563,528
NTT DoCoMo, Inc.	2,598	3,816,512

2008 Semiannual Report 57

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

JAPAN (continued)

Wireless Telecommunication Services (continued)

Softbank Corp. (b)	122,800	$2,484,948

		8,864,988

		441,794,259

LUXEMBOURG (0.7%) (a)
Energy Equipment & Services (0.1%) (b)
Acergy SA	28,793	706,757

Media (0.0%)
SES — FDR	20,059	491,774

Metals & Mining (0.6%)
ArcelorMittal	137,031	12,020,362
ArcelorMittal	16,800	1,473,145

		13,493,507

Personal Products (0.0%)
Oriflame Cosmetics SA — SDR	4,818	367,148

Wireless Telecommunication Services (0.0%)
Millicom International Cellular SA — SDR*	4,740	501,525

		15,560,711

NETHERLANDS (2.9%) (a)
Aerospace & Defense (0.1%) (b)
European Aeronautic Defence and Space Co. NV	52,311	1,304,755

Air Freight & Logistics (0.1%)
TNT NV	65,133	2,515,996

Beverages (0.1%)
Heineken Holding NV	6,669	340,886
Heineken NV	42,114	2,440,415

		2,781,301

Chemicals (0.2%)
Akzo Nobel NV	44,469	3,754,017
Koninklijke DSM NV (b)	22,622	1,214,075

		4,968,092

Commercial Services & Supplies (0.1%)
Corporate Express	5,456	62,438
Randstad Holding NV (b)	6,297	266,221
Vedior NV CVA (b)	24,869	686,574

		1,015,233

Diversified Financial Services (0.5%) (b)
ING Groep NV CVA	306,849	11,622,499

Diversified Telecommunication Services (0.3%)
Royal KPN NV	306,416	5,593,596

Energy Equipment & Services (0.1%)
Fugro NV CVA (b)	8,344	741,503
SBM Offshore NV	26,863	1,023,807

		1,765,310

Food & Staples Retailing (0.1%)
Koninklijke Ahold NV*	209,843	3,099,202

Food Products (0.4%)
Unilever NV CVA	279,220	9,320,275

Household Durables (0.0%) (b)
TomTom NV*	10,250	354,112

Industrial Conglomerate (0.3%)
Koninklijke Philips Electronics NV	186,044	6,992,399

Insurance (0.2%) (b)
Aegon NV	239,847	3,822,239

Life Sciences Tools & Services (0.0%) (b)
Qiagen NV*	14,717	327,366

Media (0.2%)
Reed Elsevier NV (b)	103,852	1,947,539
Wolters Kluwer NV	49,966	1,333,449

		3,280,988

Office Electronics (0.0%) (b)
OCE NV	659	9,886

Real Estate Investment Trusts (REITs) (0.0%)
Corio NV*	6,452	599,644
Wereldhave NV	2,746	347,243

		946,887

Semiconductors & Semiconductor Equipment (0.2%)
ASML Holding NV*	65,848	1,865,791
STMicroelectronics NV	112,651	1,299,318

		3,165,109

		62,885,245

58 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

NEW ZEALAND (0.1%) (a)
Construction Materials (0.0%)
Fletcher Building Ltd.	70,946	$474,825

Diversified Telecommunication Services (0.1%) (b)
Telecom Corp. of New Zealand Ltd.	315,094	929,146

Electric Utility (0.0%)
Contact Energy Ltd.	27,782	210,542

Health Care Equipment & Supplies (0.0%)
Fisher & Paykel Healthcare Corp.	105,969	221,080

Hotels, Restaurants & Leisure (0.0%)
Sky City Entertainment Group Ltd.	106,546	332,465

Household Durables (0.0%)
Fisher & Paykel Appliances Holdings Ltd.	46,356	87,706

Media (0.0%)
Sky Network Television Ltd.	11,869	41,296

Real Estate Investment Trust (REIT) (0.0%) (b)
Kiwi Income Property Trust	58,682	56,553

Transportation Infrastructure (0.0%)
Auckland International Airport Ltd.	100,919	168,096

		2,521,709

NORWAY (1.1%) (a)
Chemicals (0.1%)
Yara International ASA	30,264	2,195,034

Commercial Bank (0.1%) (b)
DnB NOR ASA*	124,489	1,848,817

Commercial Services & Supplies (0.0%) (b)
Tomra Systems ASA*	14,588	104,518

Communications Equipment (0.0%) (b)
Tandberg ASA	9,187	155,362

Diversified Telecommunication Services (0.1%) (b)
Telenor ASA	136,554	2,737,858

Electrical Equipment (0.0%)
Renewable Energy Corp. ASA*	28,691	971,216

Energy Equipment & Services (0.2%)
Aker ASA	31,880	805,392
Petroleum Geo-Services ASA	28,555	768,687
Prosafe SE	39,151	674,669
Seadrill Ltd. (b)	40,025	1,206,068
TGS Nopec Geophysical Co. ASA*	9,603	154,001

		3,608,817

Industrial Conglomerate (0.1%) (b)
Orkla ASA, Class A	137,543	1,814,118

Insurance (0.0%) (b)
Storebrand ASA	60,740	571,995

Media (0.0%)
Schibsted ASA	2,475	74,216

Metals & Mining (0.1%) (b)
Norsk Hydro ASA	117,326	1,725,768

Oil, Gas & Consumable Fuels (0.4%)
DNO International ASA* (b)	62,027	116,714
StatoilHydro ASA	211,206	7,601,420

		7,718,134

		23,525,853

PORTUGAL (0.3%) (a)
Commercial Banks (0.1%) (b)
Banco BPI SA*	43,246	245,262
Banco Comercial Portugues SA	437,665	1,227,349
Banco Espirito Santo SA	29,994	569,549

		2,042,160

Construction Materials (0.0%) (b)
Cimpor Cimentos de Portugal SGPS SA	28,237	250,156

Diversified Telecommunication Services (0.1%) (b)
Portugal Telecom SGPS SA	134,285	1,592,970

Electric Utility (0.1%) (b)
EDP — Energias de Portugal SA*	321,839	2,030,444

Food & Staples Retailing (0.0%)
Jeronimo Martins SGPS SA	830	6,551

Industrial Conglomerate (0.0%)
Sonae SGPS SA	165,828	294,715

2008 Semiannual Report 59

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

PORTUGAL (continued)

Media (0.0%) (b)
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	51,818	$691,661

Paper & Forest Products (0.0%) (b)
Sonae Industria SGPS SA*	12,824	89,329

Transportation Infrastructure (0.0%) (b)
Brisa — Auto Estradas de Portugal SA	42,254	600,076

		7,598,062

SINGAPORE (1.1%) (a)
Aerospace & Defense (0.0%)
Singapore Technologies Engineering Ltd.	176,000	419,137

Air Freight & Logistics (0.0%)
Singapore Post Ltd.	292,221	250,241

Airline (0.1%)
Singapore Airlines Ltd.	78,613	926,227

Commercial Banks (0.4%)
DBS Group Holdings Ltd.	199,700	2,922,550
Oversea-Chinese Banking Corp.	434,600	2,843,527
United Overseas Bank Ltd.	212,500	3,194,657

		8,960,734

Distributor (0.0%)
Jardine Cycle & Carriage Ltd.	16,604	203,859

Diversified Financial Services (0.0%)
Singapore Exchange Ltd.	130,900	830,839

Diversified Telecommunication Services (0.2%)
Singapore Telecommunications Ltd.	1,328,003	3,793,461

Electronic Equipment & Instruments (0.0%)
Venture Corp. Ltd.	38,200	312,389

Food & Staples Retailing (0.0%)
Olam International Ltd.	60,500	120,205

Food Products (0.0%) (b)
Wilmar International Ltd.*	57,158	194,815

Health Care Providers & Services (0.0%)
Parkway Holdings Ltd.	153,850	399,698

Industrial Conglomerates (0.1%)
Fraser & Neave Ltd. (b)	104,369	369,664
Haw Par Corp. Ltd.	36,226	200,670
Keppel Corp. Ltd.	182,000	1,393,595
SembCorp Industries Ltd.	138,243	427,157

		2,391,086

Machinery (0.0%)
SembCorp Marine Ltd.	151,200	413,129

Marine (0.0%)
Cosco Corp. Ltd.	164,066	381,979
Neptune Orient Lines Ltd. (b)	27,800	65,930

		447,909

Media (0.1%)
Singapore Press Holdings Ltd.	290,500	954,447

Oil, Gas & Consumable Fuels (0.0%)
Singapore Petroleum Co. Ltd.	400	2,136

Real Estate Investment Trusts (REITs) (0.0%)
Ascendas Real Estate Investment Trust	85,600	163,453
CapitaCommercial Trust	135,000	223,610
CapitaMall Trust	141,000	362,975

		750,038

Real Estate Management & Development (0.2%)
Allgreen Properties Ltd.	163,000	155,027
CapitaLand Ltd.	292,897	1,476,583
City Developments Ltd.	100,000	895,094
Keppel Land Ltd. (b)	86,300	387,583
UOL Group Ltd.	134,120	374,777
Wing Tai Holdings Ltd. (b)	102,650	151,595
Yanlord Land Group Ltd. (b)	26,000	45,109

		3,485,768

Road & Rail (0.0%)
ComfortDelgro Corp. Ltd.	280,620	362,525

		25,218,643

SPAIN (4.2%)
Airline (0.0%) (a) (b)
Iberia Lineas Aereas de Espana SA	92,810	364,436

Biotechnology (0.0%) (a) (b)
Zeltia SA	27,102	222,218

60 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

SPAIN (continued)

Commercial Banks (1.8%)
Banco Bilbao Vizcaya Argentaria SA (a) (b)	609,862	$13,985,964
Banco de Sabadell SA (a) (b)	67,167	668,180
Banco Popular Espanol SA (a) (b)	141,396	2,428,716
Banco Santander SA	1,019,507	22,045,890
Bankinter SA (a) (b)	15,283	233,703

		39,362,453

Construction & Engineering (0.2%) (a) (b)
Acciona SA	4,314	1,224,813
ACS Actividades de Construccion y Servicios SA	36,946	2,171,969
Fomento de Construcciones y Contratas SA	7,593	543,151
Grupo Ferrovial SA	9,086	733,132
Sacyr Vallehermoso SA	13,037	459,257

		5,132,322

Diversified Financial Services (0.0%) (a) (b)
Criteria Caixacorp SA	121,787	819,597

Diversified Telecommunication Services (0.9%) (a)
Telefonica SA	698,686	20,074,823

Electric Utilities (0.5%) (a)
Iberdrola SA	566,614	8,255,658
Red Electrica de Espana	16,216	1,048,373
Union Fenosa SA	17,721	1,183,349

		10,487,380

Electrical Equipment (0.1%) (a) (b)
Gamesa Corp. Tecnologica SA	28,304	1,366,559

Gas–Distribution (0.0%) (a) (b)
Enagas	27,772	838,975

Independent Power Producers & Energy Traders (0.1%)
Iberdrola Renovables SA*	146,170	1,061,204

Insurance (0.0%) (a) (b)
Mapfre SA	89,841	455,672

IT Services (0.0%) (a)
Indra Sistemas SA	24,345	661,353

Machinery (0.0%) (a) (b)
Zardoya Otis SA	13,654	381,746

Media (0.1%) (a) (b)
Antena 3 de Television SA	22,361	272,648
Gestevision Telecinco SA	10,642	222,414
Promotora de Informaciones SA	7,564	132,316
Sogecable SA*	5,981	259,751

		887,129

Metals & Mining (0.0%) (a) (b)
Acerinox SA	30,803	830,350

Natural Gas Utility (0.1%) (a)
Gas Natural SDG SA	20,778	1,208,199

Oil, Gas & Consumable Fuels (0.2%) (a)
Repsol YPF SA	129,038	5,212,785

Specialty Retail (0.1%) (a) (b)
Inditex SA	34,811	1,884,716

Transportation Infrastructure (0.1%) (a) (b)
Abertis Infraestructuras SA	39,196	1,298,209
Cintra Concesiones de Infraestructuras de Transporte SA	44,831	691,940

		1,990,149

		93,242,066

SWEDEN (2.2%) (a)
Building Products (0.0%) (b)
Assa Abloy AB, Class B	50,648	784,364

Capital Markets (0.0%) (b)
D Carnegie AB	7,153	91,519

Commercial Banks (0.5%)
Nordea Bank AB	345,449	5,683,134
Skandinaviska Enskilda Banken AB, Class A (b)	73,079	1,757,493
Svenska Handelsbanken AB, Class A (b)	79,982	2,201,992
Swedbank AB, Class A (b)	25,400	639,119

		10,281,738

Commercial Services & Supplies (0.0%) (b)
Niscayah Group AB	55,285	139,417
Securitas AB	53,685	687,973

		827,390

2008 Semiannual Report 61

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

SWEDEN (continued)

Communications Equipment (0.3%) (b)
Telefonaktiebolaget LM Ericsson, Class B	2,424,624	$6,126,620

Construction & Engineering (0.0%)
Skanska AB	58,856	967,972

Diversified Financial Services (0.0%)
Investor AB	32,000	755,709

Diversified Telecommunication Services (0.2%)
Tele2 AB, B Shares (b)	52,599	1,163,256
TeliaSonera AB	1,312	11,575
TeliaSonera AB (b)	357,687	3,179,178

		4,354,009

Food & Staples Retailing (0.0%)
Axfood AB	66	2,118

Health Care Equipment & Supplies (0.0%)
Elekta AB	5,188	89,720
Getinge AB (b)	30,124	764,801

		854,521

Household Durables (0.1%) (b)
Electrolux AB, Class B	35,065	532,034
Husqvarna AB, Class B	46,443	474,998

		1,007,032

Machinery (0.6%)
Alfa Laval AB (b)	13,966	910,930
Atlas Copco AB, Class A (b)	113,213	1,807,774
Atlas Copco AB, Class B (b)	56,910	837,774
Sandvik AB	153,964	2,348,352
Scania AB, Class B	64,859	1,325,640
SKF AB, Class B (b)	61,372	1,118,211
Trelleborg AB, Class B	8,108	153,887
Volvo AB, Class A	72,564	1,082,844
Volvo AB, Class B (b)	176,334	2,666,539

		12,251,951

Media (0.0%) (b)
Eniro AB*	32,092	208,282
Modern Times Group AB, Class B	8,062	588,912

		797,194

Metals & Mining (0.1%)
Boliden AB	47,104	509,869
Hoganas AB	168	3,770
Ssab Svenskt Stal AB, Class A (b)	29,186	963,750
Ssab Svenskt Stal AB, Class B	8,917	265,406

		1,742,795

Oil, Gas & Consumable Fuels (0.0%) (b)
Lundin Petroleum AB*	32,091	446,107

Paper & Forest Products (0.1%)
Billerud AB	13,413	145,567
Holmen AB, Class B (b)	5,019	159,886
Svenska Cellulosa AB, Class B (b)	96,579	1,617,305

		1,922,758

Real Estate Management & Development (0.0%)
Castellum AB	16,255	181,559
Fabege AB	20,290	189,045
Kungsleden AB (b)	14,881	148,020
Wihlborgs Fastigheter AB	4,305	94,133

		612,757

Specialty Retail (0.2%)
Hennes & Mauritz AB, Class B	76,640	4,516,874
Nobia AB (b)	9,258	60,303

		4,577,177

Tobacco (0.1%) (b)
Swedish Match AB	47,028	1,025,035

		49,428,766

SWITZERLAND (6.7%)
Auto Components (0.0%) (a)
Rieter Holding AG	712	264,500

Biotechnology (0.0%) (a) (b)
Actelion Ltd.*	14,837	745,064

Building Products (0.1%) (a)
Geberit AG	7,584	1,165,053

Capital Markets (1.0%)
Credit Suisse Group (b)	173,790	9,680,165
EFG International AG (a)	4,709	149,866
Julius Baer Holding AG (a) (b)	16,235	1,190,528
UBS AG*(a)	344,777	11,412,174

		22,432,733

62 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

SWITZERLAND (continued)

Chemicals (0.3%) (a)
Ciba Holding AG	12,240	$406,441
Givaudan SA	1,213	1,225,131
Syngenta AG	17,216	5,117,917

		6,749,489

Commercial Services & Supplies (0.1%) (a)
Adecco SA	20,575	1,224,987
SGS SA	700	981,488

		2,206,475

Computers & Peripherals (0.0%) (a)
Logitech International SA*	25,443	769,003

Construction Materials (0.2%) (a)
Holcim Ltd.	35,849	3,498,703

Diversified Financial Services (0.0%) (a)
Pargesa Holding SA	2,788	318,901

Diversified Telecommunication Services (0.1%) (a) (b)
Swisscom AG	3,762	1,334,988

Electrical Equipment (0.5%) (a)
ABB Ltd.	364,612	11,128,965

Electronic Equipment & Instruments (0.0%) (a) (b)
Kudelski SA	8,571	134,473

Food Products (1.4%) (a)
Lindt & Spruengli AG	100	307,479
Nestle SA	65,497	31,267,831

		31,575,310

Health Care Equipment & Supplies (0.1%) (a)
Nobel Biocare Holding AG (b)	19,803	712,773
Sonova Holding AG	9,268	778,035
Straumann Holding AG (b)	925	246,579

		1,737,387

Hotels, Restaurants & Leisure (0.0%) (a)
Kuoni Reisen Holding AG	183	106,023

Insurance (0.6%) (a)
Swiss Life Holding*	5,803	1,725,226
Swiss Reinsurance (b)	57,997	4,796,679
Zurich Financial Services AG	24,176	7,328,789

		13,850,694

Life Sciences Tools & Services (0.1%) (a) (b)
Lonza Group AG	8,705	1,179,442

Machinery (0.1%) (a)
Schindler Holding AG	6,518	526,192
Sulzer AG (b)	5,618	733,256

		1,259,448

Marine (0.0%) (a)
Kuehne & Nagel International AG	7,590	814,101

Pharmaceuticals (1.8%) (a)
Novartis AG	385,488	19,435,294
Roche Holding AG	116,731	19,320,863

		38,756,157

Real Estate Management & Development (0.0%) (a)
PSP Swiss Property AG*	3,708	229,630

Semiconductors & Semiconductor Equipment (0.0%) (a)
OC Oerlikon Corp. AG*	1,126	386,834

Textiles, Apparel & Luxury Goods (0.3%) (a)
Compagnie Financiere Richemont SA	86,690	5,212,778
Swatch Group AG (b)	6,449	329,276
Swatch Group AG	5,213	1,392,302

		6,934,356

		147,577,729

UNITED KINGDOM (21.0%)
Aerospace & Defense (0.4%) (a)
BAE Systems PLC	573,259	5,284,147
Cobham PLC	198,852	865,965
Meggitt PLC	134,757	790,463
Rolls-Royce Group PLC	296,988	2,573,487

		9,514,062

Airline (0.0%) (a)
British Airways PLC*	97,097	433,391

Auto Components (0.0%) (a)
GKN PLC	137,333	771,048

Beverages (0.5%) (a)
Diageo PLC	423,872	8,644,275
SABMiller PLC	146,401	3,376,230

		12,020,505

2008 Semiannual Report 63

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

UNITED KINGDOM (continued)

Capital Markets (0.3%) (a)
3i Group PLC	67,961	$1,155,537
Close Brothers Group PLC	9,786	134,646
ICAP PLC	84,272	972,779
Investec PLC	51,267	362,059
Man Group PLC	277,811	3,178,625
Schroders PLC	11,347	235,859
Tullett Prebon PLC	20,976	180,579

		6,220,084

Chemicals (0.1%) (a)
Johnson Matthey PLC	34,966	1,384,032

Commercial Banks (3.3%) (a)
Alliance & Leicester PLC (b)	19,443	198,520
Barclays PLC	1,080,844	9,771,909
HBOS PLC	608,798	5,620,121
HSBC Holdings PLC	1,930,225	33,512,876
Lloyds TSB Group PLC	921,614	7,858,783
Royal Bank of Scotland Group PLC	1,632,633	11,049,159
Standard Chartered PLC	112,807	3,985,421

		71,996,789

Commercial Services & Supplies (0.2%) (a)
Aggreko PLC	19,836	231,093
Capita Group PLC (The)	97,900	1,283,158
Davis Service Group PLC	7,485	70,376
De La Rue PLC	12,259	207,307
G4S PLC	116,110	523,886
G4S PLC (XCSE)	85,993	385,447
Hays PLC	248,348	552,389
Intertek Group PLC	13,062	250,855
Rentokil Initial PLC	300,661	571,423
Serco Group PLC	67,474	587,611

		4,663,545

Construction & Engineering (0.1%) (a)
AMEC PLC	62,956	988,168
Balfour Beatty PLC	59,214	513,914

		1,502,082

Consumer Finance (0.0%) (a)
Cattles PLC	29,688	140,288

Containers & Packaging (0.0%) (a)
Rexam PLC	108,877	963,752

Distributor (0.0%) (a)
Inchcape PLC	58,610	495,519

Diversified Financial Services (0.0%) (a)
London Stock Exchange Group PLC	30,384	645,743

Diversified Telecommunication Services (0.3%) (a)
BT Group PLC	1,309,433	5,763,538
Cable & Wireless PLC	403,670	1,190,966

		6,954,504

Electric Utilities (0.3%) (a)
British Energy Group PLC	168,526	2,515,051
Scottish & Southern Energy PLC	140,939	3,883,496

		6,398,547

Electronic Equipment & Instruments (0.0%) (a)
Electrocomponents PLC	29,816	109,766
Premier Farnell PLC	2,460	8,645

		118,411

Food & Staples Retailing (0.6%) (a)
J Sainsbury PLC	255,191	1,937,494
Tesco PLC	1,279,363	10,834,563
WM Morrison Supermarkets PLC	179,309	1,014,703

		13,786,760

Food Products (0.6%) (a)
Associated British Foods PLC	21,966	383,146
Cadbury Schweppes PLC	343,956	3,950,383
Tate & Lyle PLC	81,699	854,885
Unilever PLC	211,871	7,110,107

		12,298,521

Health Care Equipment & Supplies (0.1%) (a)
Smith & Nephew PLC	156,871	2,027,885
SSL International PLC	6,642	60,406

		2,088,291

Hotels, Restaurants & Leisure (0.4%) (a)
Carnival PLC	27,546	1,077,000
Compass Group PLC	309,011	2,082,906
Enterprise Inns PLC	82,872	627,618
Intercontinental Hotels Group PLC	41,744	669,001
Ladbrokes PLC	119,578	772,365
Mitchells & Butlers PLC	69,102	410,436
PartyGaming PLC*	55,820	26,786

64 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

UNITED KINGDOM (continued)

Hotels, Restaurants & Leisure (continued)

Punch Taverns PLC	44,224	$452,984
Rank Group PLC	32,739	57,558
Thomas Cook Group PLC	58,304	298,208
TUI Travel PLC	73,765	345,088
Whitbread PLC	29,802	715,142
William Hill PLC	58,731	447,250

		7,982,342

Household Durables (0.1%) (a)
Barratt Developments PLC	49,620	270,642
Berkeley Group Holdings PLC*	8,142	151,022
Bovis Homes Group PLC	8,588	78,809
Persimmon PLC	46,474	531,195
Taylor Wimpey PLC	180,937	459,634

		1,491,302

Household Products (0.3%) (a)
Reckitt Benckiser Group PLC	98,395	5,717,032

Independent Power Producers & Energy Traders (0.1%) (a)
International Power PLC	244,749	2,123,034

Industrial Conglomerates (0.1%) (a)
Cookson Group PLC	18,501	259,377
Smiths Group PLC	58,701	1,124,394
Tomkins PLC	151,866	546,451

		1,930,222

Insurance (1.0%) (a)
Aviva PLC	427,288	5,307,615
Friends Provident PLC	297,176	697,672
Legal & General Group PLC	1,035,630	2,596,568
Old Mutual PLC	841,976	2,125,330
Prudential PLC	403,093	5,474,702
Resolution PLC	117,691	1,684,676
RSA Insurance Group PLC	498,230	1,323,349
Standard Life PLC	384,744	1,900,227

		21,110,139

Internet & Catalog Retail (0.0%) (a)
Home Retail Group PLC	150,632	784,810

IT Services (0.0%) (a)
Logica PLC	304,454	688,152
LogicaCMG PLC (XSTO)	5,761	12,882

		701,034

Machinery (0.1%) (a)
Charter PLC*	15,676	278,087
FKI PLC	48,680	83,787
IMI PLC	43,571	389,251
Invensys PLC*	126,108	743,719

		1,494,844

Marine (0.0%) (a)
Stolt-Nielsen SA	1,002	22,285

Media (0.5%) (a)
British Sky Broadcasting Group PLC	185,337	1,997,321
Daily Mail & General Trust, Class A	34,990	288,594
ITV PLC	560,647	729,182
Pearson PLC	131,820	1,713,527
Reed Elsevier PLC	177,063	2,240,485
Thomson Reuters PLC	33,038	1,024,459
Trinity Mirror PLC	26,300	140,968
United Business Media PLC	52,955	602,280
WPP Group PLC	185,079	2,255,551
Yell Group PLC	131,983	432,461

		11,424,828

Metals & Mining (2.6%)
Anglo American PLC (a)	215,742	13,944,444
Antofagasta PLC (a)	25,227	398,169
BHP Billiton PLC (a)	368,386	13,144,377
Eurasian Natural Resources Corp.*	52,685	1,256,924
Kazakhmys PLC (a)	13,183	410,934
Lonmin PLC (a)	11,082	678,131
Rio Tinto PLC (a)	162,698	18,964,390
Vedanta Resources PLC (a)	8,981	395,937
Xstrata PLC (a)	102,785	8,001,380

		57,194,686

Multi-Utilities (0.5%) (a)
Centrica PLC	600,410	3,490,574
National Grid PLC	418,233	5,826,418
United Utilities PLC	143,634	2,037,441

		11,354,433

Multiline Retail (0.1%) (a)
Marks & Spencer Group PLC	277,874	2,084,718
Next PLC	33,416	755,531

		2,840,249

2008 Semiannual Report 65

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

UNITED KINGDOM (continued)

Oil, Gas & Consumable Fuels (4.3%) (a)
BG Group PLC	549,328	$13,405,129
BP PLC	3,092,423	37,469,409
Royal Dutch Shell PLC, Class A	69,267	2,783,762
Royal Dutch Shell PLC, Class A (XAMS)	518,626	20,784,910
Royal Dutch Shell PLC, Class B	450,260	17,939,398
Tullow Oil PLC	110,798	1,654,621

		94,037,229

Paper & Forest Products (0.0%) (a)
Mondi PLC	64,692	512,647

Pharmaceuticals (1.4%) (a)
AstraZeneca PLC	238,010	9,983,915
GlaxoSmithKline PLC	900,792	19,924,595
Shire PLC	40,188	738,202

		30,646,712

Real Estate Investment Trusts (REITs) (0.3%) (a)
British Land Co. PLC	83,449	1,384,801
Brixton PLC	19,863	116,996
Great Portland Estates PLC	10,457	94,650
Hammerson PLC	47,166	938,960
Land Securities Group PLC	75,898	2,307,761
Liberty International PLC	36,931	714,611
Segro PLC	74,031	674,049

		6,231,828

Road & Rail (0.1%) (a)
Arriva PLC	21,199	295,382
Firstgroup PLC	84,173	943,526
National Express Group PLC	26,931	492,247
Stagecoach Group PLC	63,978	323,937

		2,055,092

Semiconductors & Semiconductor Equipment (0.0%) (a)
ARM Holdings PLC	218,921	434,544
CSR PLC*	27,893	218,020

		652,564

Software (0.1%) (a)
Misys PLC	84,257	260,587
Sage Group PLC	212,829	830,318

		1,090,905

Specialty Retail (0.1%) (a)
Carphone Warehouse Group PLC (b)	53,270	285,766
DSG International PLC	309,751	399,552
Galiform PLC*	129,630	175,026
Kesa Electricals PLC	89,582	366,273
Kingfisher PLC	382,256	998,810
Signet Group PLC	276,237	373,830

		2,599,257

Textiles, Apparel & Luxury Goods (0.0%) (a)
Burberry Group PLC	78,375	747,934

Tobacco (0.7%) (a)
British American Tobacco PLC	246,938	9,262,270
Imperial Tobacco Group PLC	110,514	5,291,896

		14,554,166

Trading Companies & Distributors (0.1%) (a)
Bunzl PLC	63,258	924,422
Travis Perkins PLC	13,650	261,325
Wolseley PLC	107,964	1,079,554

		2,265,301

Transportation Infrastructure (0.0%) (a)
BBA Aviation PLC	28,760	89,283

Water Utility (0.1%) (a)
Severn Trent PLC	42,738	1,234,058

Wireless Telecommunication Services (1.2%) (a)
Vodafone Group PLC	8,667,781	27,427,886

		462,711,976

UNITED STATES (0.1%) (a)
Health Care Equipment & Supplies (0.1%)
Synthes, Inc.	9,094	1,244,573

Total Common Stocks		2,145,337,371

Exchange Traded Funds (0.3%)

UNITED STATES (0.3%)
iShares MSCI EAFE Index Fund	69,210	5,243,349

Total Exchange Traded Funds		5,243,349

66 Semiannual Report 2008

Rights (0.0%)*
	Shares or
	Principal Amount	Value

AUSTRIA (0.0%) (a)
Vienna Ins. Co. Rights, expiring 05/08/08	3,801	$0

ITALY (0.0%)
Banca Monte dei Paschi di Siena SpA, expiring 05/13/08	156,011	109,124

SWITZERLAND (0.0%)
UBS AG, expiring 05/12/08	344,777	582,450

Total Rights		691,574

Warrants (0.0%) (a) (c)*

JAPAN (0.0%)
Metals & Mining (0.0%)
Dowa Holdings Co. Ltd., expiring 01/29/10	67,800	0

Total Warrants		0

Repurchase Agreements (0.5%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $8,355,313, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $8,521,970	$8,354,872	8,354,872
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $2,608,623, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $2,660,655	2,608,486	2,608,486

Total Repurchase Agreements		10,963,358

Repurchase Agreement (16.0%)
Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $350,921,819, collateralized by U.S. Government Agency Mortgages ranging 3.02% — 9.42%, maturing 06/04/12 — 04/25/38; total market value of $357,920,371	$350,902,325	$350,902,325

Total Securities Purchased With Collateral For Securities On Loan		350,902,325

Total Investments (Cost $1,977,196,628) (d) — 114.3%		2,513,976,952

Liabilities in excess of other assets — (14.3)%		(314,126,701)

NET ASSETS — 100.0%		$2,199,850,251

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	All or a part of the security was on loan as of April 30, 2008.

(c)	Illiquid security.

(d)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(e)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2008. The maturity date represents the actual maturity date.

FDR	Fiduciary Depositary Receipts

PPS	Price Protected Shares

RNC	Savings Shares

SDR	Swedish Depositary Receipts

See accompanying notes to financial statements.

2008 Semiannual Report 67

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide International Index Fund (Continued)

At April 30, 2008, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows:

		Currency			Unrealized
	Delivery	Received/	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)
Short Contracts:
Australia Dollar	05/15/08	(3,204,900)	$(2,899,059)	$(3,017,155)	$(118,096)
British Pound	05/15/08	(4,575,000)	(8,996,053)	(9,086,134)	(90,081)
Danish Kroner	05/15/08	(1,400,000)	(274,190)	(292,813)	(18,623)
Euro	05/15/08	(8,095,000)	(12,283,327)	(12,630,484)	(347,157)
Hong Kong Dollar	05/15/08	(6,504,900)	(835,712)	(835,140)	572
Japanese Yen	05/15/08	(958,147,000)	(9,283,362)	(9,224,749)	58,613
New Zealand Dollar	05/15/08	(26,000)	(20,105)	(20,262)	(157)
Norwegian Krone	05/15/08	(1,579,100)	(288,133)	(309,962)	(21,829)
Singapore Dollar	05/15/08	(292,000)	(207,136)	(215,538)	(8,402)
Swedish Krone	05/15/08	(11,272,000)	(1,828,532)	(1,881,975)	(53,443)
Swiss Franc	05/15/08	(3,885,300)	(3,701,701)	(3,751,666)	(49,965)

Total Short Contracts			$(40,617,310)	$(41,265,878)	$(648,568)

		Currency			Unrealized
	Delivery	Received/	Contract	Market	Appreciation/
Currency	Date	(Delivered)	Value	Value	(Depreciation)
Long Contracts:
Australia Dollar	05/15/08	4,154,900	$3,779,854	$3,911,504	$131,650
British Pound	05/15/08	5,359,000	10,534,883	10,643,190	108,307
Danish Kroner	05/15/08	1,400,000	271,312	292,813	21,501
Euro	05/15/08	11,355,000	17,187,310	17,717,004	529,694
Hong Kong Dollar	05/15/08	6,504,900	835,852	835,140	(712)
Japanese Yen	05/15/08	971,115,000	9,220,519	9,349,601	129,082
New Zealand Dollar	05/15/08	26,000	20,565	20,261	(304)
Norwegian Krone	05/15/08	1,579,100	282,787	309,962	27,175
Singapore Dollar	05/15/08	292,000	206,848	215,538	8,690
Swedish Krone	05/15/08	14,070,000	2,329,873	2,349,130	19,257
Swiss Franc	05/15/08	4,405,300	4,179,549	4,253,781	74,232

Total Long Contracts			$48,849,352	$49,897,924	$1,048,572

As of April 30, 2008, the Fund’s open futures contracts were as follows:

				Market Value	Unrealized
	Number of			Covered by	Appreciation/
	Contracts	Long Contracts	Expiration	Contracts	Depreciation
Europe	15	CAC40 10 Euro Future	06/20/08	$1,148,144	$17,420
Europe	279	DJ Euro Stoxx 50	06/20/08	16,383,066	209,442
Japan	96	Topix Index Future	06/30/08	12,492,834	510,498
Australia	20	SPI 200 Index Future	06/30/08	2,641,707	1,707
Hong Kong	7	Hang Seng Index Future	05/31/08	1,155,828	65,235
Sweden	112	OMXS30 index Future	05/30/08	1,832,077	42,232
United Kingdom	96	FTSE 100 Future	06/20/08	11,636,653	46,057

				$47,290,309	$892,591

68 Semiannual Report 2008

Nationwide Mid Cap Market Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Standard & Poor’s (S&P) MidCap 400 Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2008, the Nationwide Mid Cap Market Index Fund (Class A at NAV) registered -7.31% versus -6.95% for its benchmark, the S&P MidCap 400 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mid-Cap Core Funds (consisting of 365 funds as of April 30, 2008) was -9.35% for the same time period.

Can you describe the market environment during the reporting period?

Despite rallying during the month of April, U.S. equities generally lost ground for the overall reporting period amid continued weakness in the housing and mortgage markets, steadily rising commodity prices and increasing fears of economic recession. The broad-market Standard & Poor’s 500® (S&P 500) Index registered a return of -9.64% for the reporting period. On a relative basis, shares of mid-capitalization companies outperformed their large- and small-cap counterparts, with the S&P MidCap 400 Index registering -6.95% versus the S&P 500 Index’s -9.64% and the S&P 600 Index’s -11.60% postings.

U.S. economic growth remains very sluggish, with recession risks still high. The gross domestic product (GDP) grew at an annualized rate of 0.6% in the first quarter of 2008, according to advance estimates issued by the Bureau of Economic Analysis of the U.S. Department of Commerce. This rate matched the annualized 0.6% rise in the GDP during the fourth quarter of 2007. Problem areas remain, namely the weak housing market, a downturn in nonresidential construction, and a slowdown in consumption growth. In addition, the weak labor market and higher oil prices are hampering consumer spending. Oil prices continued to rise during the reporting period, contributing to record-high gasoline prices. The Federal Reserve Board appears to regard weak growth as a greater risk than higher inflation, partly reflecting ongoing problems in the financials sector. An extended period of stability in short-term interest rates is probable after the 25-basis-point, or 0.25%, reduction in the target federal funds rate made by the Fed on April 30, 2008.

What areas of investment provided the most positive relative returns for the Fund?

Energy and materials were the only sectors within the S&P MidCap 400 Index to record positive returns for the reporting period, gaining 1.70% and 0.04%, respectively. The best Fund-holding performers among individual stocks during the reporting period were health-care-sector company Millennium Pharmaceuticals, Inc., materials-sector firm Cleveland-Cliffs and energy-sector company Helmerich & Payne, Inc.

What areas detracted from Fund performance?

Eight of the 10 sectors in the S&P MidCap 400 Index lost ground during the reporting period, led by information technology, with -3.0%; consumer discretionary, with -1.6%; and health care, with -1.2%. Stocks that posted the lowest returns within the benchmark index during the reporting period, and held by the Fund, included materials-sector firm Temple-Inland Inc., financials-sector company IndyMac Bancorp, Inc. and industrials-sector firm AirTran Holdings, Inc.

What is your outlook for the near term?

U.S. corporate earnings growth has slowed considerably. Significant weakness in financial companies’ earnings has been offset by a less-downbeat picture in other sectors. Indeed, a key theme in the earnings reports for the first quarter of 2008 was the extent to which corporate earnings outside of the financials sector held up, delivering some positive earnings surprises. We do not believe that the consensus for 13% earnings growth in 2008 is actually discounted in prevailing prices. The actual consensus probably is closer to zero. Given higher commodity prices and a very slight reacceleration in the core inflation rate in recent months, together with firm producer prices, inflation concerns have surfaced despite weak economic growth. We continue to believe that inflation pressures will ease during this year, because commodity price inflation is unlikely to persist at the same pace. Significant excess capacity is likely to emerge as the economy remains weak, and inflationary pressures are evident only in concentrated pockets.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Managers:
Debra L. Jelilian and Jeffrey L. Russo, CFA

2008 Semiannual Report 69

Fund Performance	Nationwide Mid Cap Market Index Fund

Average Annual Total Return
(For periods ended April 30, 2008)

						Gross	Net
		Six				Expense	Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC2	-7.31%	-3.50%	14.34%	8.53%	0.76%	0.74%
	w/SC3	-12.63%	-9.08%	12.99%	7.76%

Class B4	w/o SC2	-7.62%	-4.12%	13.65%	7.95%	1.34%	1.32%
	w/SC5	-12.05%	-8.71%	13.41%	7.95%

Class C6	w/o SC2	-7.59%	-4.11%	13.64%	7.94%	1.34%	1.32%
	w/SC7	-8.48%	-5.03%	13.64%	7.94%

Class R8,9		-7.33%	-3.59%	14.33%	8.53%	1.04%	1.02%

Institutional Class[8]		-7.10%	-3.13%	14.80%	9.00%	0.34%	0.32%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (5/25/01) include performance based on the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for this class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Class A shares for the period through May 24, 2001 and the Fund’s Class B shares for the period from May 25, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	Not subject to any sales charges.

[9]	These returns until the creation of Class R shares (3/9/07) include performance based on the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Mid Cap Market Index Fund, the S&P MidCap 400 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

70 Semiannual Report 2008

Shareholder	Nationwide Mid Cap Market Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 –	11/01/07 –
Nationwide Mid Cap Market Index Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	926.90	3.59	0.74
	Hypothetical	(b)	1,000.00	1,021.47	3.78	0.74

Class B Shares	Actual		1,000.00	923.80	6.40	1.32
	Hypothetical	(b)	1,000.00	1,018.55	6.74	1.32

Class C Shares	Actual		1,000.00	924.10	6.40	1.32
	Hypothetical	(b)	1,000.00	1,018.55	6.74	1.32

Class R Shares	Actual		1,000.00	926.70	3.69	0.76
	Hypothetical	(b)	1,000.00	1,021.37	3.88	0.76

Institutional Class Shares	Actual		1,000.00	929.00	1.56	0.32
	Hypothetical	(b)	1,000.00	1,023.59	1.63	0.32

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 71

Portfolio Summary	Nationwide Mid Cap Market Index Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	97.9%
Repurchase Agreements	2.3%
Other Investments*	0.0%
Liabilities in excess of other assets**	-0.2%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	6.8%
Real Estate Investment Trusts (REITs)	6.0%
Machinery	5.9%
Specialty Retail	4.1%
Health Care Equipment & Supplies	4.0%
Chemicals	3.8%
Insurance	3.8%
Commercial Services & Supplies	3.7%
Multi-Utilities	3.5%
Energy Equipment & Services	3.3%
Other	55.1%

100.0%

Top Holdings***

Southwestern Energy Co.	1.3%
Intuitive Surgical, Inc.	1.0%
FMC Technologies, Inc.	0.8%
Arch Coal, Inc.	0.7%
Amphenol Corp., Class A	0.7%
Equitable Resources, Inc.	0.7%
Millennium Pharmaceuticals, Inc.	0.7%
Joy Global, Inc.	0.7%
Newfield Exploration Co.	0.7%
Activision, Inc.	0.7%
Other	92.0%

100.0%

*	Includes collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

72 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Mid Cap Market Index Fund

Common Stocks (97.9%)
	Shares or
	Principal Amount	Value

Aerospace & Defense (0.9%)
Alliant Techsystems, Inc.*	24,100	$2,645,216
BE Aerospace, Inc.*	68,144	2,750,292
DRS Technologies, Inc.	30,500	1,904,420

		7,299,928

Airlines (0.2%)
AirTran Holdings, Inc.*	85,060	290,055
Alaska Air Group, Inc.*	29,800	640,104
JetBlue Airways Corp.*(a)	133,325	671,958

		1,602,117

Auto Components (1.1%)
ArvinMeritor, Inc.	53,760	803,174
BorgWarner, Inc.	85,640	4,209,206
Gentex Corp.	106,680	1,992,783
Lear Corp.*	56,846	1,624,090
Modine Manufacturing Co.	21,400	375,998

		9,005,251

Automobiles (0.1%)
Thor Industries, Inc.	25,700	779,224

Beverages (0.3%)
Hansen Natural Corp.*	44,200	1,564,238
PepsiAmericas, Inc.	42,800	1,099,960

		2,664,198

Biotechnology (1.5%)
Cephalon, Inc.*	49,335	3,078,997
Millennium Pharmaceuticals, Inc.*	237,503	5,906,700
PDL BioPharma, Inc.*	86,365	1,145,200
Vertex Pharmaceuticals, Inc.*	97,490	2,487,945

		12,618,842

Capital Markets (1.8%)
Affiliated Managers Group, Inc.*	26,981	2,680,292
Apollo Investment Corp.	88,506	1,432,027
Eaton Vance Corp.	86,700	3,173,220
Jefferies Group, Inc.	82,500	1,551,000
Raymond James Financial, Inc.	69,980	2,013,325
SEI Investments Co.	90,880	2,114,778
Waddell & Reed Financial, Inc., Class A	61,900	2,095,934

		15,060,576

Chemicals (3.8%)
Airgas, Inc.	60,600	2,916,678
Albemarle Corp.	57,400	2,147,334
C.F. Industries Holdings, Inc.	35,660	4,767,742
Cabot Corp.	48,200	1,405,512
Chemtura Corp.	173,300	1,199,236
Cytec Industries, Inc.	31,100	1,835,211
Ferro Corp.	29,400	516,852
FMC Corp.	55,720	3,498,101
Lubrizol Corp.	50,580	2,949,825
Minerals Technologies, Inc.	14,340	971,392
Olin Corp.	54,860	1,106,526
RPM International, Inc.	88,400	1,971,320
Scotts Miracle-Gro Co. (The), Class A	32,720	1,084,341
Sensient Technologies Corp.	34,880	1,038,378
Terra Industries, Inc.*	67,550	2,557,443
Valspar Corp.	71,100	1,562,778

		31,528,669

Commercial Banks (2.6%)
Associated Banc-Corp	93,721	2,649,493
Bank of Hawaii Corp.	36,200	1,984,846
Cathay General Bancorp	37,000	630,850
City National Corp.	29,900	1,450,748
Colonial BancGroup, Inc. (The)	145,580	1,185,021
Cullen/Frost Bankers, Inc.	43,130	2,407,516
First Community Bancorp	18,740	402,723
FirstMerit Corp.	59,580	1,222,582
SVB Financial Group*	24,599	1,196,987
Synovus Financial Corp.	242,000	2,865,280
TCF Financial Corp.	79,700	1,386,780
Webster Financial Corp.	39,600	1,031,580
Westamerica Bancorp	21,720	1,269,317
Wilmington Trust Corp.	50,800	1,670,304

		21,354,027

Commercial Services & Supplies (3.7%)
Brink’s Co. (The)	35,780	2,602,995
ChoicePoint, Inc.*	50,820	2,457,147
Copart, Inc.*	51,100	2,088,457
Corporate Executive Board Co. (The)	26,200	1,141,534
Corrections Corp. of America*	92,330	2,354,415
Deluxe Corp.	35,773	760,534
Dun & Bradstreet Corp.	42,393	3,573,730
Herman Miller, Inc.	43,000	1,003,190
HNI Corp.	34,070	741,704
Kelly Services, Inc., Class A	14,775	328,744
Korn/Ferry International*	32,100	598,986
Manpower, Inc.	59,460	3,991,550
Mine Safety Appliances Co.	21,700	806,589

2008 Semiannual Report 73

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Commercial Services & Supplies (continued)

Navigant Consulting, Inc.*	31,820	$640,218
Republic Services, Inc.	118,173	3,756,720
Rollins, Inc.	28,347	451,568
Stericycle, Inc.*	63,980	3,415,252

		30,713,333

Communications Equipment (2.1%)
3Com Corp.*	283,705	678,055
ADC Telecommunications, Inc.*	86,725	1,215,885
ADTRAN, Inc.	43,359	1,025,874
Avocent Corp.*	35,606	694,673
CommScope, Inc.*	49,010	2,330,422
Dycom Industries, Inc.*	29,300	421,334
F5 Networks, Inc.*	62,624	1,417,181
Foundry Networks, Inc.*	110,800	1,410,484
Harris Corp.	100,839	5,448,331
Plantronics, Inc.	36,000	896,760
Polycom, Inc.*	66,702	1,494,125

		17,033,124

Computers & Peripherals (1.3%)
Diebold, Inc.	48,533	1,902,494
Imation Corp.	24,233	566,567
NCR Corp.*	130,960	3,225,545
Palm, Inc.	77,900	448,704
Western Digital Corp.*	163,400	4,736,966

		10,880,276

Construction & Engineering (1.2%)
Granite Construction, Inc.	25,160	862,988
KBR, Inc.	124,910	3,602,405
Quanta Services, Inc.*	124,610	3,307,149
URS Corp.*	60,200	2,428,468

		10,201,010

Construction Materials (0.4%)(b)
Martin Marietta Materials, Inc.	30,864	3,375,904

Consumer Finance (0.1%)
AmeriCredit Corp.*	84,320	1,177,107

Containers & Packaging (0.9%)
AptarGroup, Inc.	50,500	2,229,575
Packaging Corp. of America	68,660	1,509,147
Sonoco Products Co.	71,100	2,342,745
Temple-Inland, Inc.	78,310	913,877

		6,995,344

Diversified Consumer Services (1.7%)
Career Education Corp.*	67,149	1,353,052
Corinthian Colleges, Inc.*	62,880	713,688
DeVry, Inc.	44,100	2,513,700
ITT Educational Services, Inc.*	20,940	1,605,261
Matthews International Corp., Class A	23,010	1,137,614
Regis Corp.	32,620	952,504
Service Corp. International	197,300	2,192,003
Sotheby’s, Class A	48,300	1,337,910
Strayer Education, Inc.	10,740	1,994,311

		13,800,043

Diversified Telecommunication Services (0.1%)
Cincinnati Bell, Inc.*	181,600	842,624

Electric Utilities (1.7%)
DPL, Inc.	83,757	2,330,957
Great Plains Energy, Inc.	63,600	1,630,704
Hawaiian Electric Industries, Inc.	60,800	1,495,072
IDACORP, Inc.	33,400	1,083,496
Northeast Utilities	114,603	3,016,351
Sierra Pacific Resources	172,920	2,356,900
Westar Energy, Inc.	71,850	1,666,201

		13,579,681

Electrical Equipment (1.4%)
Ametek, Inc.	78,650	3,816,098
Hubbell, Inc., Class B	41,200	1,842,876
Roper Industries, Inc.	65,750	4,084,390
Thomas & Betts Corp.*	37,648	1,410,294

		11,153,658

Electronic Equipment & Instruments (2.1%)
Amphenol Corp., Class A	131,140	6,056,045
Arrow Electronics, Inc.*	89,933	2,447,077
Avnet, Inc.*	110,178	2,885,562
Ingram Micro, Inc., Class A*	108,200	1,840,482
Kemet Corp.*	62,760	255,433
National Instruments Corp.	40,230	1,183,567
Tech Data Corp.*	41,043	1,379,455
Vishay Intertechnology, Inc.*	132,330	1,250,518

		17,298,139

Energy Equipment & Services (3.3%)
Exterran Holdings, Inc.*	48,385	3,231,634
FMC Technologies, Inc.*	95,724	6,432,653
Helmerich & Payne, Inc.	76,300	4,101,125
National Oilwell Varco, Inc.*	11	726
Patterson-UTI Energy, Inc.	111,240	3,108,046

74 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Energy Equipment & Services (continued)

Pride International, Inc.*	123,028	$5,222,539
Superior Energy Services, Inc.*	59,290	2,631,290
Tidewater, Inc.	39,277	2,561,646

		27,289,659

Food & Staples Retailing (0.3%)
BJ’s Wholesale Club, Inc.*	43,957	1,675,641
Ruddick Corp.	25,800	998,460

		2,674,101

Food Products (1.2%)
Corn Products International, Inc.	55,190	2,559,712
Hormel Foods Corp.	51,520	2,030,403
J.M. Smucker Co. (The)	41,971	2,093,514
Lancaster Colony Corp.	14,200	542,298
Smithfield Foods, Inc.*	86,110	2,469,635
Tootsie Roll Industries, Inc.	17,995	437,818

		10,133,380

Health Care Equipment & Supplies (4.0%)
Advanced Medical Optics, Inc.*(b)	44,703	938,763
Beckman Coulter, Inc.	46,260	3,159,558
Dentsply International, Inc.	111,472	4,332,917
Edwards Lifesciences Corp.*	41,900	2,322,098
Gen-Probe, Inc.*	39,600	2,231,856
Hill-Rom Holdings, Inc.	47,265	1,187,769
Hologic, Inc.*	188,198	5,493,500
Intuitive Surgical, Inc.*	28,477	8,237,257
Kinetic Concepts, Inc.*	39,800	1,578,468
ResMed, Inc.*	56,900	2,453,528
STERIS Corp.	46,880	1,299,045

		33,234,759

Health Care Providers & Services (2.8%)
Apria Healthcare Group, Inc.*	32,400	570,888
Community Health Systems, Inc.*	70,477	2,645,002
Health Management Associates, Inc., Class A*	179,100	1,276,983
Health Net, Inc.*	80,942	2,370,791
Henry Schein, Inc.*	65,974	3,652,980
Kindred Healthcare, Inc.*	22,120	524,908
LifePoint Hospitals, Inc.*	42,956	1,293,835
Lincare Holdings, Inc.*	55,863	1,359,705
Omnicare, Inc.	89,500	1,821,325
Psychiatric Solutions, Inc.*	40,600	1,409,226
Universal Health Services, Inc., Class B	39,255	2,458,933
VCA Antech, Inc.*	62,127	2,011,051
WellCare Health Plans, Inc.*	30,750	1,346,235

		22,741,862

Health Care Technology (0.3%)
Cerner Corp.*	48,940	2,264,454

Hotels, Restaurants & Leisure (1.3%)
Bob Evans Farms, Inc.	24,529	688,529
Boyd Gaming Corp.	41,500	778,125
Brinker International, Inc.	77,330	1,754,618
CBRL Group, Inc.	17,044	629,605
Cheesecake Factory (The)*	52,750	1,193,732
Chipotle Mexican Grill, Inc., Class A*	24,230	2,377,690
International Speedway Corp., Class A	21,300	903,546
Life Time Fitness, Inc.*	24,870	904,025
Ruby Tuesday, Inc.	38,700	329,337
Scientific Games Corp., Class A*	48,000	1,351,680

		10,910,887

Household Durables (1.6%)
American Greetings Corp., Class A	40,614	726,991
Blyth, Inc.	17,840	300,426
Furniture Brands International, Inc.	36,138	489,670
Hovnanian Enterprises, Inc., Class A*	27,920	330,014
M.D.C. Holdings, Inc.	25,700	1,120,006
Mohawk Industries, Inc.*	40,740	3,103,980
NVR, Inc.*(b)	3,802	2,332,527
Ryland Group, Inc.	31,067	993,523
Toll Brothers, Inc.*	93,518	2,117,247
Tupperware Brands Corp.	45,433	1,790,060

		13,304,444

Household Products (0.7%)
Church & Dwight Co., Inc.	48,600	2,761,452
Energizer Holdings, Inc.*	42,278	3,342,499

		6,103,951

Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	43,980	1,270,142
Teleflex, Inc.	29,220	1,609,730

		2,879,872

Insurance (3.8%)
American Financial Group, Inc.	53,100	1,456,002

2008 Semiannual Report 75

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Insurance (continued)

Arthur J Gallagher & Co.	69,400	$1,705,158
Brown & Brown, Inc.	81,320	1,561,344
Commerce Group, Inc.	30,310	1,104,496
Everest Re Group Ltd.	46,500	4,201,275
Fidelity National Financial, Inc., Class A	158,753	2,538,461
First American Corp.	67,453	2,212,458
Hanover Insurance Group, Inc. (The)	36,800	1,651,584
HCC Insurance Holdings, Inc.	84,690	2,090,149
Horace Mann Educators Corp.	31,900	539,748
Mercury General Corp.	26,000	1,297,140
Old Republic International Corp.	169,787	2,436,443
Protective Life Corp.	50,200	2,139,524
StanCorp Financial Group, Inc.	36,600	1,875,384
Unitrin, Inc.	36,500	1,384,810
W.R. Berkley Corp.	115,066	2,956,046

		31,150,022

Internet & Catalog Retail (0.1%)
NetFlix, Inc.*	33,930	1,085,081

Internet Software & Services (0.3%)
Digital River, Inc.*	29,870	981,230
ValueClick, Inc.*	72,350	1,443,382

		2,424,612

IT Services (2.0%)
Acxiom Corp.	48,984	579,481
Alliance Data Systems Corp.*	57,400	3,295,334
Broadridge Financial Solutions, Inc.	100,810	1,877,082
CSG Systems International, Inc.*	26,780	324,038
DST Systems, Inc.*	36,860	2,205,702
Gartner, Inc.*	48,080	1,101,994
Global Payments, Inc.	58,170	2,574,604
Metavante Technologies, Inc.*	63,830	1,504,473
MPS Group, Inc.*	70,140	752,602
NeuStar, Inc., Class A*	56,850	1,563,944
SRA International, Inc., Class A*	31,600	830,132

		16,609,386

Leisure Equipment & Products (0.1%)
Callaway Golf Co.	49,100	674,634

Life Sciences Tools & Services (2.1%)
Affymetrix, Inc.*	51,010	556,519
Charles River Laboratories International, Inc.*	49,982	2,901,455
Covance, Inc.*	47,180	3,953,212
Invitrogen Corp.*	34,248	3,204,586
Pharmaceutical Product Development, Inc.	77,000	3,189,340
Techne Corp.*	29,135	2,112,870
Varian, Inc.*	22,460	1,143,888

		17,061,870

Machinery (5.9%)
AGCO Corp.*	67,400	4,052,762
Crane Co.	37,566	1,537,952
Donaldson Co., Inc.	50,880	2,215,315
Federal Signal Corp.	32,500	451,100
Flowserve Corp.	42,220	5,239,080
Graco, Inc.	46,470	1,924,323
Harsco Corp.	61,200	3,630,996
IDEX Corp.	58,080	2,130,955
Joy Global, Inc.	79,432	5,897,826
Kennametal, Inc.	57,500	1,999,275
Lincoln Electric Holdings, Inc.	30,700	2,342,410
Nordson Corp.	24,300	1,434,429
Oshkosh Corp.	54,700	2,220,820
Pentair, Inc.	73,360	2,701,849
SPX Corp.	39,220	4,824,060
Timken Co.	68,500	2,476,275
Trinity Industries, Inc.	60,050	1,825,520
Wabtec Corp.	36,080	1,547,110

		48,452,057

Marine (0.2%)
Alexander & Baldwin, Inc.	31,601	1,587,318

Media (1.0%)
Belo Corp., Class A	63,450	640,845
Entercom Communications Corp., Class A	19,980	211,788
Getty Images, Inc.*	35,220	1,149,933
Harte-Hanks, Inc.	35,740	488,209
John Wiley & Sons, Inc., Class A	31,700	1,459,785
Lamar Advertising Co., Class A*	58,500	2,313,090
Lee Enterprises, Inc.	29,680	229,426
Media General, Inc., Class A	17,000	249,560
Scholastic Corp.*	19,455	547,658
Valassis Communications, Inc.*	35,700	506,940

		7,797,234

Metals & Mining (2.3%)
Carpenter Technology Corp.	36,260	1,859,413
Cleveland-Cliffs, Inc.	33,290	5,339,716

76 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Metals & Mining (continued)

Commercial Metals Co.	87,300	$2,718,522
Reliance Steel & Aluminum Co.	47,300	2,874,894
Steel Dynamics, Inc.	140,000	4,879,000
Worthington Industries, Inc.	48,687	876,853

		18,548,398

Multi-Utilities (3.5%)
Alliant Energy Corp. (b)	82,000	3,088,940
Aquila, Inc.*	261,237	940,453
Black Hills Corp.	28,000	1,092,280
Energy East Corp.	114,205	2,603,874
MDU Resources Group, Inc.	131,925	3,808,675
NSTAR	78,720	2,535,571
OGE Energy Corp.	67,700	2,213,113
PNM Resources, Inc.	57,150	828,103
Puget Energy, Inc.	93,200	2,535,972
SCANA Corp.	85,879	3,386,209
Vectren Corp.	55,760	1,576,893
Wisconsin Energy Corp.	86,100	4,086,306

		28,696,389

Multiline Retail (0.5%)
99 Cents Only Stores*	35,233	335,066
Dollar Tree, Inc.*	67,828	2,143,365
Saks, Inc.*	104,400	1,358,244

		3,836,675

Natural Gas Utilities (2.4%)
AGL Resources, Inc.	56,540	1,922,360
Energen Corp.	52,900	3,609,896
Equitable Resources, Inc.	89,946	5,969,716
National Fuel Gas Co.	61,500	3,147,570
Oneok, Inc.	76,556	3,683,875
WGL Holdings, Inc.	36,600	1,200,480

		19,533,897

Office Electronics (0.2%)
Zebra Technologies Corp., Class A*	50,242	1,846,393

Oil, Gas & Consumable Fuels (6.8%)
Arch Coal, Inc.	105,994	6,079,816
Bill Barrett Corp.*	25,000	1,285,750
Cimarex Energy Co.	60,830	3,789,709
Denbury Resources, Inc.*	180,500	5,516,080
Encore Acquisition Co.*	40,110	1,830,219
Forest Oil Corp.*	64,160	3,780,949
Frontier Oil Corp.	74,530	1,852,070
Newfield Exploration Co.*	96,784	5,880,596
Overseas Shipholding Group, Inc.	20,730	1,560,140
Pioneer Natural Resources Co.	87,948	5,077,238
Plains Exploration & Production Co.*	83,018	5,170,361
Quicksilver Resources, Inc.*	75,722	3,141,706
Southwestern Energy Co.*	251,702	10,649,512

		55,614,146

Paper & Forest Products (0.1%)
Louisiana-Pacific Corp.	76,560	881,206

Personal Products (0.3%)
Alberto-Culver Co. (b)	61,860	1,557,016
NBTY, Inc.*	41,400	1,165,410

		2,722,426

Pharmaceuticals (1.1%)
Endo Pharmaceuticals Holdings, Inc.*	98,800	2,453,204
Medicis Pharmaceutical Corp., Class A	41,600	856,960
Par Pharmaceutical Cos., Inc.*	25,175	429,234
Perrigo Co.	57,100	2,340,529
Sepracor, Inc.*	80,832	1,741,929
Valeant Pharmaceuticals International*	67,300	893,744

		8,715,600

Real Estate Investment Trusts (REITs) (6.0%)
Alexandria Real Estate Equities, Inc.	23,480	2,466,105
AMB Property Corp.	72,967	4,213,844
BRE Properties, Inc.	37,500	1,798,125
Camden Property Trust	39,900	2,111,109
Cousins Properties, Inc.	27,520	699,283
Duke Realty Corp.	107,360	2,621,731
Equity One, Inc.	24,700	610,090
Federal Realty Investment Trust	42,500	3,491,375
Health Care REIT, Inc.	64,000	3,100,800
Highwoods Properties, Inc.	42,360	1,484,294
Hospitality Properties Trust	69,220	2,224,039
Liberty Property Trust	67,496	2,364,385
Macerich Co. (The)	53,400	3,905,142
Mack-Cali Realty Corp.	49,950	1,949,049
Nationwide Health Properties, Inc.	68,580	2,470,252
Potlatch Corp.	29,056	1,301,999
Rayonier, Inc.	57,580	2,420,087
Realty Income Corp.	74,600	1,962,726
Regency Centers Corp.	51,300	3,671,541

2008 Semiannual Report 77

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Real Estate Investment Trusts (REITs) (continued)

UDR, Inc.	98,915	$2,500,571
Weingarten Realty Investors	55,900	2,062,151

		49,428,698

Real Estate Management & Development (0.2%)
Jones Lang LaSalle, Inc.	22,860	1,774,165

Road & Rail (1.1%)
Avis Budget Group, Inc.*	75,900	1,007,952
Con-way, Inc.	33,340	1,541,975
J.B. Hunt Transport Services, Inc.	64,600	2,194,462
Kansas City Southern*	56,700	2,556,036
Werner Enterprises, Inc.	33,648	654,454
YRC Worldwide, Inc.*	41,962	681,882

		8,636,761

Semiconductors & Semiconductor Equipment (2.4%)
Atmel Corp.*	318,700	1,185,564
Cree, Inc.*	63,025	1,638,650
Cypress Semiconductor Corp.*	114,159	3,210,151
Fairchild Semiconductor International, Inc.*	92,020	1,199,941
Integrated Device Technology, Inc.*	140,287	1,499,668
International Rectifier Corp.*	53,500	1,217,660
Intersil Corp., Class A	95,402	2,549,141
Lam Research Corp.*	91,615	3,741,557
RF Micro Devices, Inc.*	214,725	723,623
Semtech Corp.*	47,730	775,135
Silicon Laboratories, Inc.*	40,240	1,358,905
TriQuint Semiconductor, Inc.*	103,705	683,416

		19,783,411

Software (2.8%)
ACI Worldwide, Inc.*	26,300	581,230
Activision, Inc.*(b)	216,321	5,851,483
Advent Software, Inc.*	13,269	528,902
Cadence Design Systems, Inc.*	201,491	2,242,595
Fair Isaac Corp.	37,207	921,617
Jack Henry & Associates, Inc.	58,200	1,529,496
Macrovision Solutions Corp.*	39,320	620,470
McAfee, Inc.*	119,500	3,973,375
Mentor Graphics Corp.*	65,700	661,599
Parametric Technology Corp.*	85,560	1,491,311
Sybase, Inc.*	58,074	1,708,537
Synopsys, Inc.*	105,381	2,435,355
Wind River Systems, Inc.*	56,400	464,736

		23,010,706

Specialty Retail (4.1%)
Advance Auto Parts, Inc. (b)	71,000	2,462,280
Aeropostale, Inc.*	49,359	1,569,123
American Eagle Outfitters, Inc. (b)	157,461	2,892,559
AnnTaylor Stores Corp.*	45,289	1,145,812
Barnes & Noble, Inc.	35,573	1,148,296
Borders Group, Inc.	43,594	274,642
CarMax, Inc.*	160,300	3,326,225
Charming Shoppes, Inc.*	86,700	447,372
Chico’s FAS, Inc.*	127,043	898,194
Coldwater Creek, Inc.*	45,000	240,300
Collective Brands, Inc.*	48,495	599,883
Dick’s Sporting Goods, Inc.*	61,360	1,754,896
Foot Locker, Inc.	113,900	1,440,835
Guess?, Inc.	40,300	1,542,684
O’Reilly Automotive, Inc.*	84,746	2,446,617
Pacific Sunwear of California, Inc.*	52,400	702,684
PetSmart, Inc.	94,776	2,121,087
Rent-A-Center, Inc.*	49,447	1,064,594
Ross Stores, Inc.	99,754	3,340,761
Urban Outfitters, Inc.*	83,116	2,846,723
Williams-Sonoma, Inc.	64,940	1,714,416

		33,979,983

Textiles, Apparel & Luxury Goods (0.7%)
Hanesbrands, Inc.*	68,382	2,394,737
Phillips-Van Heusen Corp.	37,780	1,594,694
Timberland Co., Class A*	35,100	512,460
Warnaco Group, Inc. (The)*	33,620	1,551,227

		6,053,118

Thrifts & Mortgage Finance (1.1%)
Astoria Financial Corp.	60,320	1,429,584
First Niagara Financial Group, Inc.	78,300	1,129,869
IndyMac Bancorp, Inc. (a)	59,759	194,217
New York Community Bancorp, Inc.	239,164	4,465,192
PMI Group, Inc. (The)	60,187	338,853
Radian Group, Inc.	59,933	323,638
Washington Federal, Inc.	64,612	1,538,411

		9,419,764

Tobacco (0.2%)
Universal Corp.	20,240	1,299,206

Trading Companies & Distributors (1.1%)
Fastenal Co.	92,754	4,527,323
GATX Corp.	35,500	1,562,000

78 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Trading Companies & Distributors (continued)

MSC Industrial Direct Co., Class A	35,200	$1,716,352
United Rentals, Inc.*	53,900	1,015,476

		8,821,151

Water Utility (0.2%)
Aqua America, Inc.	98,326	1,812,148

Wireless Telecommunication Services (0.4%)
Telephone & Data Systems, Inc.	58,700	2,248,210
Telephone & Data Systems, Inc., Special Shares	19,300	699,625

		2,947,835

Total Common Stocks		804,704,734

Repurchase Agreements (2.3%)
CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $14,319,941, collateralized by U.S. Government Agency Mortgages ranging 4.00% - 6.13%, maturing 05/30/08 - 10/05/26; total market value of $14,605,570	$14,319,186	14,319,186
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $4,470,847, collateralized by U.S. Government Agency Mortgages ranging 4.60% - 4.85%, maturing 09/01/35; total market value of $4,560,024	4,470,612	4,470,612

Total Repurchase Agreements		18,789,798

Securities Purchased With Collateral For Securities
On Loan (0.0%)
	Shares or
	Principal Amount	Value

Repurchase Agreement (0.0%)
Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $129,294, collateralized by U.S. Government Agency Mortgages ranging 3.02% - 9.42%, maturing 06/04/12 - 04/25/38; total market value of $131,872	$129,287	$129,287

Total Securities Purchased With Collateral For Securities On Loan		129,287

Total Investments (Cost $798,612,377)(c) — 100.2%		823,623,819

Liabilities in excess of other assets — (0.2)%		(1,897,797)

NET ASSETS — 100.0%		$821,726,022

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of April 30, 2008.

(b)	All or a part of the security was pledged as collateral for futures contracts as of April 30, 2008.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Semiannual Report 79

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

As of April 30, 2008, the Fund’s open futures contracts were as follows:

			Market Value
Number of	Long		Covered by	Unrealized
Contracts	Contracts	Expiration	Contracts	Appreciation

226	S&P 400 Emini Futures	06/20/08	$18,986,260	$484,847

80 Semiannual Report 2008

Nationwide S&P 500 Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Standard & Poor’s 500® (S&P 500) Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2008, the Nationwide S&P 500 Index Fund (Class A at NAV) registered -9.88% versus -9.64% for its benchmark, the S&P 500 Index. For broader comparison, the average return for the Fund’s Lipper peer category of S&P 500 Index Objective Funds (consisting of 185 funds as of April 30, 2008) was -9.88% for the same time period.

Can you describe the market environment during the reporting period?

Despite rallying during the month of April, U.S. equities generally lost ground for the overall reporting period amid continued weakness in the housing and mortgage markets, steadily rising commodity prices and increasing fears of economic recession. Shares of large-capitalization growth companies outperformed large-cap value stocks, with the S&P 500/Citigroup Growth Index registering -7.75% versus the S&P 500/Citigroup Value Index, with -11.55%.

U.S. economic growth remains very sluggish, with recession risks still high. The gross domestic product (GDP) grew at an annualized rate of 0.6% in the first quarter of 2008, according to advance estimates issued by the Bureau of Economic Analysis of the U.S. Department of Commerce. This rate matched the annualized 0.6% rise in the GDP during the fourth quarter of 2007. Problem areas remain, namely the weak housing market, a downturn in nonresidential construction, and a slowdown in consumption growth. In addition, the weak labor market and higher oil prices are hampering consumer spending. Oil prices continued to rise during the reporting period, contributing to record-high gasoline prices. [FITS THE NARRATIVE BETTER HERE] The Federal Reserve Board appears to regard weak growth as a greater risk than higher inflation, partly reflecting ongoing problems in the financials sector. An extended period of stability in short-term interest rates is probable after the 25-basis-point, or 0.25%, reduction in the target federal funds rate made by the Fed on April 30, 2008.

What areas of investment provided the most positive relative returns for the Fund?

Energy was the only sector within the S&P 500 Index to finish in positive territory for the reporting period, posting a modest gain of 0.8%. In addition, the consumer staples sector recorded a virtually flat return of -0.01%, while the utilities sector posted a loss of only -0.1%. The strongest-performing individual stocks for the reporting period, and held by the Fund, were EOG Resources, Inc. and CONSOL Energy Inc., both in the energy sector, and Ryder System Inc. (industrials).

What areas detracted from Fund performance?

Nine of the 10 sectors within the S&P 500 Index posted negative returns for the reporting period. The most significant decliners were financials, with -3.7%; information technology, with -2.7%; and health care, with -1.6%. The weakest performers among individual stocks held by the Fund were in the financials sector: The Bear Stearns Cos. Inc.; Ambac Financial Group, Inc.; and MBIA Inc.

What is your outlook for the near term?

U.S. corporate earnings growth has slowed considerably. Significant weakness in financial companies’ earnings has been offset by a less-downbeat picture in other sectors. Indeed, a key theme in the earnings reports for the first quarter of 2008 was the extent to which corporate earnings outside of the financials sector held up, delivering some positive earnings surprises. We do not believe that the consensus for 13% earnings growth in 2008 is actually discounted in prevailing prices. The actual consensus probably is closer to zero. Given higher commodity prices and a very slight reacceleration in the core inflation rate in recent months, together with firm producer prices, inflation concerns have surfaced despite weak economic growth. We continue to believe that inflation pressures will ease during this year, because commodity price inflation is unlikely to persist at the same pace. Significant excess capacity is likely to emerge as the economy remains weak, and inflationary pressures are evident only in concentrated pockets.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Managers:
Debra L. Jelilian and Jeffrey L. Russo, CFA

2008 Semiannual Report 81

Fund Performance	Nationwide S&P 500 Index Fund

Average Annual Total Return
(For periods ended April 30, 2008)

						Gross	Net
		Six				Expense	Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**	Ratio**

Class A2	w/o SC3	-9.88%	-5.17%	10.07%	3.19%	0.51%	0.49%
	w/SC4	-15.05%	-10.64%	8.78%	2.56%

Class B2	wo/ SC3	-10.24%	-5.92%	9.29%	2.58%	1.25%	1.23%
	w/SC5	-14.64%	-10.52%	9.01%	2.58%

Class C6	w/o SC3	-10.23%	-5.97%	9.30%	2.58%	1.25%	1.23%
	w/SC7	-11.11%	-6.88%	9.30%	2.58%

Class R9,10		-9.99%	-5.47%	10.01%	3.16%	0.95%	0.93%

Institutional Service Class[2,9]		-9.92%	-5.23%	10.08%	3.18%	0.50%	0.48%

Institutional Class[8,9]		-9.73%	-4.92%	10.38%	3.46%	0.25%	0.23%

Local Fund Shares[9]		-9.81%	-5.05%	10.28%	3.34%	0.32%	0.30%

Service Class[2,9]		-9.94%	-5.32%	9.93%	3.01%	0.65%	0.63%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on July 24, 1998.

[2]	These returns for the period prior to the creation of a particular class include the performance of the Fund’s Local Fund Shares. These returns were achieved prior to the creation of Class A and Class B shares (12/29/99) and Service Class and Institutional Service Class shares (11/2/98). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Service Class and Institutional Service Class shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Service Class and Institutional Service Class would have been lower.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Local Fund Shares for the period through December 28, 1999 and the Fund’s Class B shares for the period from December 29, 1999 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns until the creation of the Institutional Class shares (12/29/99) include the performance of the Fund’s Local Fund shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because Institutional Class shares invest in the same portfolio of securities as Local Fund Shares.

[9]	Not subject to any sales charges.

[10]	Class R shares commenced operations on January 30, 2007. The returns shown in the table are based on the performance of the Fund’s Local Fund shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, if any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R shares would have been lower.

82 Semiannual Report 2008

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Local Fund Shares of the Nationwide S&P 500 Index Fund, the S&P 500 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 83

Portfolio Summary	Nationwide S&P 500 Index Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	95.6%
Repurchase Agreements	4.7%
Liabilities in excess of other assets	-0.3%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	10.5%
Pharmaceuticals	5.6%
Computers & Peripherals	4.3%
Diversified Financial Services	4.2%
Insurance	3.9%
Industrial Conglomerates	3.3%
Software	3.2%
Capital Markets	3.0%
Diversified Telecommunication Services	2.9%
Energy Equipment & Services	2.8%
Other	56.3%

100.0%

Top Holdings*

Exxon Mobil Corp.	4.0%
General Electric Co.	2.6%
AT&T, Inc.	1.9%
Microsoft Corp.	1.8%
Procter & Gamble Co.	1.6%
Chevron Corp.	1.6%
Johnson & Johnson	1.5%
International Business Machines Corp.	1.3%
Bank of America Corp.	1.3%
JP Morgan Chase & Co.	1.3%
Other	81.1%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

84 Semiannual Report 2008

Shareholder	Nationwide S&P 500 Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value ($)	Account Value ($)	During Period ($)	During Period (%)
Nationwide S&P 500 Index Fund			11/01/07	04/30/08	11/01/07 – 04/30/08 (a)	11/01/07 – 04/30/08 (a)

Class A Shares	Actual		1,000.00	901.20	2.27	0.48
	Hypothetical	(b)	1,000.00	1,022.48	2.41	0.48

Class B Shares	Actual		1,000.00	897.60	5.80	1.23
	Hypothetical	(b)	1,000.00	1,018.75	6.17	1.23

Class C Shares	Actual		1,000.00	897.70	5.80	1.23
	Hypothetical	(b)	1,000.00	1,018.75	6.17	1.23

Class R Shares	Actual		1,000.00	900.10	3.45	0.73
	Hypothetical	(b)	1,000.00	1,021.23	3.67	0.73

Institutional Service Class	Shares Actual		1,000.00	900.80	2.27	0.48
	Shares Hypothetical	(b)	1,000.00	1,022.48	2.41	0.48

Local Fund Shares	Actual		1,000.00	901.90	1.42	0.30
	Hypothetical	(b)	1,000.00	1,023.37	1.51	0.30

Institutional Class Shares	Actual		1,000.00	902.70	1.09	0.23
	Hypothetical	(b)	1,000.00	1,023.72	1.16	0.23

Service Class Shares	Actual		1,000.00	900.60	2.98	0.63
	Hypothetical	(b)	1,000.00	1,021.73	3.17	0.63

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 85

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide S&P 500 Index Fund

Common Stocks (95.6%)
	Shares or
	Principal Amount	Value

Aerospace & Defense (2.8%)
Boeing Co.	142,171	$12,064,631
General Dynamics Corp.	74,962	6,778,064
Goodrich Corp.	22,451	1,530,036
Honeywell International, Inc.	134,969	8,017,159
L-3 Communications Holdings, Inc.	22,038	2,456,135
Lockheed Martin Corp.	62,222	6,598,021
Northrop Grumman Corp.	60,876	4,478,647
Precision Castparts Corp.	25,700	3,021,292
Raytheon Co.	80,187	5,129,562
Rockwell Collins, Inc.	31,041	1,958,998
United Technologies Corp.	180,656	13,092,140

		65,124,685

Air Freight & Logistics (1.0%)
CH Robinson Worldwide, Inc.	32,900	2,062,172
Expeditors International of Washington, Inc.	37,000	1,723,830
FedEx Corp.	55,602	5,330,564
United Parcel Service, Inc., Class B	190,316	13,780,781

		22,897,347

Airline (0.1%)
Southwest Airlines Co.	141,676	1,875,790

Auto Components (0.2%)
Goodyear Tire & Rubber Co. (The)*	41,521	1,111,932
Johnson Controls, Inc.	108,858	3,838,333

		4,950,265

Automobiles (0.3%)
Ford Motor Co.*	409,296	3,380,785
General Motors Corp.	105,056	2,437,299
Harley-Davidson, Inc.	45,927	1,756,708

		7,574,792

Beverages (2.3%)
Anheuser-Busch Cos., Inc.	133,734	6,579,713
Brown-Forman Corp., Class B	16,871	1,147,565
Coca-Cola Co. (The)	367,717	21,647,500
Coca-Cola Enterprises, Inc.	56,457	1,270,282
Constellation Brands, Inc., Class A*	34,100	626,076
Molson Coors Brewing Co., Class B	26,440	1,449,970
Pepsi Bottling Group, Inc.	28,021	944,588
PepsiCo, Inc.	294,674	20,194,009

		53,859,703

Biotechnology (1.2%)
Amgen, Inc.*	197,748	8,279,709
Biogen Idec, Inc.*	55,072	3,342,319
Celgene Corp.*	78,900	4,902,846
Genzyme Corp.*	48,051	3,380,388
Gilead Sciences, Inc.*	171,300	8,866,488

		28,771,750

Building Products (0.1%)
Masco Corp.	70,827	1,289,760
Trane, Inc.	33,116	1,540,225

		2,829,985

Capital Markets (3.0%)
American Capital Strategies Ltd.	34,600	1,098,550
Ameriprise Financial, Inc.	43,551	2,068,237
Bank of New York Mellon Corp. (The)	210,011	9,141,779
Bear Stearns Cos., Inc. (The)	20,267	217,465
Charles Schwab Corp. (The)	172,787	3,732,199
E*Trade Financial Corp.*	88,722	353,114
Federated Investors, Inc., Class B	16,111	539,396
Franklin Resources, Inc.	29,971	2,851,741
Goldman Sachs Group, Inc. (The)	73,112	13,991,443
Janus Capital Group, Inc.	30,031	842,670
Legg Mason, Inc.	23,200	1,398,496
Lehman Brothers Holdings, Inc.	97,702	4,322,336
Merrill Lynch & Co., Inc.	178,795	8,909,355
Morgan Stanley	201,342	9,785,221
Northern Trust Corp.	34,636	2,566,874
State Street Corp.	69,977	5,048,141
T. Rowe Price Group, Inc.	47,582	2,786,402

		69,653,419

Chemicals (1.9%)
Air Products & Chemicals, Inc.	40,366	3,973,225
Ashland, Inc.	11,825	626,962
Dow Chemical Co. (The)	169,890	6,821,083
E.I. Du Pont de Nemours & Co.	163,050	7,974,775
Eastman Chemical Co.	13,760	1,011,360
Ecolab, Inc.	34,211	1,572,338
Hercules, Inc.	17,421	327,515
International Flavors & Fragrances, Inc.	14,240	649,486
Monsanto Co.	100,780	11,490,936

86 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Chemicals (continued)

PPG Industries, Inc.	30,006	$1,841,468
Praxair, Inc.	58,632	5,353,688
Rohm & Haas Co.	25,177	1,345,711
Sigma-Aldrich Corp.	24,050	1,371,331

		44,359,878

Commercial Banks (2.8%)
BB&T Corp.	100,673	3,452,077
Comerica, Inc.	25,226	876,099
Fifth Third Bancorp	93,204	1,997,362
First Horizon National Corp.	34,531	372,935
Huntington Bancshares, Inc.	70,320	660,305
KeyCorp	72,772	1,755,988
M&T Bank Corp.	15,061	1,404,137
Marshall & Ilsley Corp.	45,866	1,145,733
National City Corp.	134,753	848,944
PNC Financial Services Group, Inc.	62,701	4,348,314
Regions Financial Corp.	131,685	2,886,535
SunTrust Banks, Inc.	62,526	3,485,824
U.S. Bancorp	318,203	10,783,900
Wachovia Corp.	395,248	11,521,479
Wells Fargo & Co.	610,128	18,151,308
Zions Bancorp.	17,720	821,322

		64,512,262

Commercial Services & Supplies (0.5%)
Allied Waste Industries, Inc.*	54,507	673,706
Avery Dennison Corp.	17,816	858,553
Cintas Corp.	25,901	766,929
Equifax, Inc.	23,351	893,643
Monster Worldwide, Inc.*	23,131	562,777
Pitney Bowes, Inc.	39,696	1,433,423
Robert Half International, Inc.	29,506	699,292
RR Donnelley & Sons Co.	37,606	1,152,248
Waste Management, Inc.	94,513	3,411,919

		10,452,490

Communications Equipment (2.5%)
Ciena Corp.*	13,858	468,539
Cisco Systems, Inc.*	1,096,709	28,119,619
Corning, Inc.	290,422	7,757,172
JDS Uniphase Corp.*	42,594	609,520
Juniper Networks, Inc.*	93,700	2,587,994
Motorola, Inc.	414,828	4,131,687
QUALCOMM, Inc.	299,378	12,930,136
Tellabs, Inc.*	87,652	452,284

		57,056,951

Computers & Peripherals (4.3%)
Apple, Inc.*	161,674	28,123,192
Dell, Inc.*	371,858	6,927,715
EMC Corp.*	381,687	5,877,980
Hewlett-Packard Co.	455,790	21,125,867
International Business Machines Corp.	254,710	30,743,497
Lexmark International, Inc., Class A*	19,201	602,719
NetApp, Inc.*	61,684	1,492,753
QLogic Corp.*	28,990	462,680
SanDisk Corp.*	39,700	1,075,473
Sun Microsystems, Inc.*	150,220	2,352,445
Teradata Corp.*	35,000	745,150

		99,529,471

Construction & Engineering (0.2%)
Fluor Corp.	15,785	2,413,053
Jacobs Engineering Group, Inc.*	22,600	1,951,058

		4,364,111

Construction Materials (0.1%)
Vulcan Materials Co.	18,776	1,292,164

Consumer Finance (0.7%)
American Express Co.	214,857	10,317,433
Capital One Financial Corp.	69,886	3,703,958
Discover Financial Services	91,021	1,657,492
SLM Corp.*	83,522	1,547,663

		17,226,546

Containers & Packaging (0.1%)
Ball Corp.	19,230	1,034,189
Bemis Co., Inc.	18,796	494,335
Pactiv Corp.*	21,036	500,447
Sealed Air Corp.	29,194	738,316

		2,767,287

Distributor (0.1%)
Genuine Parts Co.	30,316	1,287,217

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A*	24,826	1,263,643
H&R Block, Inc.	58,072	1,270,035

		2,533,678

Diversified Financial Services (4.2%)
Bank of America Corp.	817,261	30,679,978
CIT Group, Inc.	57,900	630,531
Citigroup, Inc.	957,888	24,205,830

2008 Semiannual Report 87

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Diversified Financial Services (continued)

CME Group, Inc.	9,847	$4,504,510
IntercontinentalExchange, Inc.*	12,400	1,923,860
JPMorgan Chase & Co.	624,901	29,776,532
Leucadia National Corp.	31,700	1,623,674
Moody’s Corp.	39,802	1,471,082
NYSE Euronext	47,600	3,146,360

		97,962,357

Diversified Telecommunication Services (2.9%)
AT&T, Inc. (a)	1,111,413	43,022,797
CenturyTel, Inc.	22,576	732,591
Citizens Communications Co.	63,436	680,034
Embarq Corp.	25,735	1,069,804
Qwest Communications International, Inc.	291,430	1,503,779
Verizon Communications, Inc.	528,180	20,324,366
Windstream Corp.	78,282	919,031

		68,252,402

Electric Utilities (2.1%)
Allegheny Energy, Inc.	28,996	1,559,985
American Electric Power Co., Inc.	73,197	3,266,782
Duke Energy Corp.	226,081	4,139,543
Edison International	59,032	3,079,700
Entergy Corp.	34,476	3,959,913
Exelon Corp.	122,098	10,436,937
FirstEnergy Corp.	57,200	4,326,608
FPL Group, Inc.	75,732	5,020,274
Pepco Holdings, Inc.	37,500	934,125
Pinnacle West Capital Corp.	21,125	716,983
PPL Corp.	67,162	3,225,119
Progress Energy, Inc.	45,251	1,900,090
Southern Co.	139,249	5,184,240

		47,750,299

Electrical Equipment (0.5%)
Cooper Industries Ltd., Class A	32,660	1,384,457
Emerson Electric Co.	146,064	7,633,305
Rockwell Automation, Inc.	28,876	1,565,946

		10,583,708

Electronic Equipment & Instruments (0.3%)
Agilent Technologies, Inc.*	69,676	2,104,912
Jabil Circuit, Inc.	34,941	380,158
Molex, Inc.	29,521	837,806
Tyco Electronics Ltd.	91,975	3,440,785

		6,763,661

Energy Equipment & Services (2.8%)
Baker Hughes, Inc.	56,647	4,581,609
BJ Services Co.	57,592	1,628,126
Cameron International Corp.*	40,700	2,003,661
ENSCO International, Inc.	24,800	1,580,504
Halliburton Co.	158,924	7,296,201
Nabors Industries Ltd.*	48,054	1,803,947
National Oilwell Varco, Inc.*	76,488	5,235,604
Noble Corp.	47,462	2,671,161
Rowan Cos., Inc.	22,086	861,133
Schlumberger Ltd.	220,336	22,154,785
Smith International, Inc.	35,400	2,708,454
Transocean, Inc.*	57,852	8,530,856
Weatherford International Ltd.*	62,300	5,025,741

		66,081,782

Food & Staples Retailing (2.5%)
Costco Wholesale Corp.	78,257	5,575,811
CVS Caremark Corp.	265,999	10,738,380
Kroger Co. (The)	127,709	3,480,070
Safeway, Inc.	77,882	2,461,071
SUPERVALU, Inc.	36,479	1,207,455
SYSCO Corp.	109,033	3,333,139
Wal-Mart Stores, Inc.	434,682	25,202,863
Walgreen Co.	179,925	6,270,386
Whole Foods Market, Inc.	23,600	770,304

		59,039,479

Food Products (1.5%)
Archer-Daniels-Midland Co.	116,543	5,134,885
Campbell Soup Co.	38,932	1,354,834
ConAgra Foods, Inc.	89,828	2,116,348
Dean Foods Co.*	24,500	569,380
General Mills, Inc.	59,962	3,621,705
H.J. Heinz Co.	59,757	2,812,164
Hershey Co. (The)	33,522	1,253,052
Kellogg Co.	45,842	2,345,735
Kraft Foods, Inc., Class A	278,367	8,804,748
McCormick & Co., Inc., Non-Voting Shares	23,646	893,582
Sara Lee Corp.	137,099	1,989,307
Tyson Foods, Inc., Class A	45,900	817,020
WM. Wrigley Jr. Co.	41,445	3,156,451

		34,869,211

Health Care Equipment & Supplies (1.8%)
Baxter International, Inc.	117,873	7,345,845
Becton, Dickinson & Co.	45,786	4,093,269
Boston Scientific Corp.*	247,918	3,304,747
C.R. Bard, Inc.	18,686	1,759,661

88 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Health Care Equipment & Supplies (continued)

Covidien Ltd.	91,975	$4,294,313
Hospira, Inc.*	28,246	1,162,323
Medtronic, Inc.	206,606	10,057,580
St. Jude Medical, Inc.*	61,122	2,675,921
Stryker Corp.	44,677	2,896,410
Varian Medical Systems, Inc.*	24,300	1,139,184
Zimmer Holdings, Inc.*	41,746	3,095,883

		41,825,136

Health Care Providers & Services (1.8%)
Aetna, Inc.	90,884	3,962,542
AmerisourceBergen Corp.	31,952	1,295,654
Cardinal Health, Inc.	64,697	3,368,773
CIGNA Corp.	52,983	2,262,904
Coventry Health Care, Inc.*	30,000	1,341,900
Express Scripts, Inc.*	45,540	3,188,711
Humana, Inc.*	29,761	1,422,278
Laboratory Corp. of America Holdings*	19,800	1,497,276
McKesson Corp.	53,947	2,811,718
Medco Health Solutions, Inc.*	96,052	4,758,416
Patterson Cos., Inc.*	24,500	837,900
Quest Diagnostics, Inc.	30,572	1,534,103
Tenet Healthcare Corp.*	82,787	529,837
UnitedHealth Group, Inc.	232,918	7,600,114
WellPoint, Inc.*	101,802	5,064,649

		41,476,775

Health Care Technology (0.0%)
IMS Health, Inc.	36,374	900,257

Hotels, Restaurants & Leisure (1.3%)
Carnival Corp.	80,463	3,232,199
Darden Restaurants, Inc.	26,276	934,900
International Game Technology	59,332	2,061,194
Marriott International, Inc., Class A	58,162	1,994,957
McDonald’s Corp.	213,941	12,746,605
Starbucks Corp.*	131,224	2,129,765
Starwood Hotels & Resorts Worldwide, Inc.	34,824	1,818,161
Wendy’s International, Inc.	18,936	549,144
Wyndham Worldwide Corp.	35,629	765,311
Yum! Brands, Inc.	90,362	3,675,926

		29,908,162

Household Durables (0.4%)
Black & Decker Corp.	10,665	699,944
Centex Corp.	23,681	493,039
D.R. Horton, Inc.	47,800	740,422
Fortune Brands, Inc.	26,886	1,818,031
Harman International Industries, Inc.	11,700	478,179
KB Home	14,930	335,925
Leggett & Platt, Inc.	33,101	549,477
Lennar Corp., Class A	27,667	509,626
Newell Rubbermaid, Inc.	47,442	973,984
Pulte Homes, Inc.	40,682	530,493
Snap-on, Inc.	10,470	620,976
Stanley Works (The)	12,980	626,155
Whirlpool Corp.	14,817	1,078,381

		9,454,632

Household Products (2.2%)
Clorox Co.	23,486	1,244,758
Colgate-Palmolive Co.	92,308	6,526,176
Kimberly-Clark Corp.	75,587	4,836,812
Procter & Gamble Co.	567,503	38,051,076

		50,658,822

Independent Power Producers & Energy Traders (0.2%)
AES Corp. (The)*	121,193	2,103,910
Constellation Energy Group, Inc.	31,786	2,690,685
Dynegy, Inc., Class A*	89,003	767,206

		5,561,801

Industrial Conglomerates (3.3%)
3M Co.	130,189	10,011,534
General Electric Co.	1,840,332	60,178,857
Textron, Inc.	45,092	2,751,063
Tyco International Ltd.	91,875	4,298,831

		77,240,285

Insurance (3.9%)
ACE Ltd.	59,514	3,588,099
Aflac, Inc.	86,813	5,787,823
Allstate Corp. (The)	100,714	5,071,957
AMBAC Financial Group, Inc.	42,101	194,928
American International Group, Inc.	465,666	21,513,769
AON Corp.	53,727	2,438,669
Assurant, Inc.	19,100	1,241,500
Chubb Corp.	70,362	3,727,075
Cincinnati Financial Corp.	31,489	1,130,455
Genworth Financial, Inc., Class A	81,900	1,888,614
Hartford Financial Services Group, Inc. (The)	58,571	4,174,355
Lincoln National Corp.	50,956	2,739,395

2008 Semiannual Report 89

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Insurance (continued)

Loews Corp.	82,513	$3,474,622
Marsh & McLennan Cos., Inc.	97,193	2,681,555
MBIA, Inc.	33,276	346,070
MetLife, Inc.	132,379	8,055,262
Principal Financial Group, Inc.	45,407	2,436,540
Progressive Corp. (The)	131,400	2,390,166
Prudential Financial, Inc.	82,043	6,211,475
Safeco Corp.	18,951	1,264,790
Torchmark Corp.	18,631	1,206,171
Travelers Cos., Inc. (The)	116,515	5,872,356
Unum Group	62,649	1,454,083
XL Capital Ltd., Class A	31,546	1,100,640

		89,990,369

Internet & Catalog Retail (0.3%)
Amazon.Com, Inc.*	56,300	4,426,869
Expedia, Inc.*	39,400	995,244
InterActiveCorp*	36,500	759,565

		6,181,678

Internet Software & Services (1.7%)
Akamai Technologies, Inc.*	32,000	1,144,640
eBay, Inc.*	205,576	6,432,473
Google, Inc., Class A*	42,670	24,504,954
VeriSign, Inc.*	41,200	1,485,260
Yahoo!, Inc.*	243,548	6,675,651

		40,242,978

IT Services (0.8%)
Affiliated Computer Services, Inc., A Shares*	19,441	1,029,790
Automatic Data Processing, Inc.	93,378	4,127,307
Cognizant Technology Solutions Corp., Class A*	55,000	1,773,750
Computer Sciences Corp.*	31,081	1,354,821
Convergys Corp.*	25,082	394,289
Electronic Data Systems Corp.	92,012	1,707,743
Fidelity National Information Services, Inc.	30,000	1,081,800
Fiserv, Inc.*	28,466	1,438,956
Paychex, Inc.	62,552	2,275,016
Total System Services, Inc.	37,100	882,980
Unisys Corp.*	59,662	248,194
Western Union Co. (The)	140,652	3,234,996

		19,549,642

Leisure Equipment & Products (0.2%)
Brunswick Corp.	16,940	282,559
Eastman Kodak Co.	54,446	974,039
Hasbro, Inc.	29,321	1,042,655
Mattel, Inc.	65,223	1,222,931

		3,522,184

Life Sciences Tools & Services (0.3%)
Applera Corp. — Applied Biosystems Group	33,371	1,064,869
Millipore Corp.*	9,025	632,652
PerkinElmer, Inc.	18,796	499,222
Thermo Fisher Scientific, Inc.*	78,776	4,558,767
Waters Corp.*	19,371	1,190,542

		7,946,052

Machinery (1.9%)
Caterpillar, Inc.	114,664	9,388,688
Cummins, Inc.	36,600	2,292,990
Danaher Corp.	45,347	3,537,973
Deere & Co.	80,092	6,733,335
Dover Corp.	36,656	1,813,372
Eaton Corp.	30,336	2,664,714
Illinois Tool Works, Inc.	71,394	3,733,192
Ingersoll-Rand Co. Ltd., Class A	52,052	2,310,068
ITT Corp.	31,760	2,032,640
Manitowoc Co., Inc. (The)	23,400	884,988
PACCAR, Inc.	68,691	3,250,458
Pall Corp.	20,791	722,903
Parker Hannifin Corp.	30,534	2,438,140
Terex Corp.*	18,700	1,303,016

		43,106,477

Media (2.7%)
CBS Corp., Class B	120,437	2,778,482
Clear Channel Communications, Inc.	94,100	2,837,115
Comcast Corp., Class A	553,212	11,368,507
Comcast Corp., Special Class A	5,450	110,308
DIRECTV Group, Inc. (The)*	134,300	3,309,152
EW Scripps Co., Class A	14,900	669,159
Gannett Co., Inc.	41,376	1,184,181
Interpublic Group of Cos., Inc.*	78,678	712,036
McGraw-Hill Cos., Inc. (The)	56,802	2,328,314
Meredith Corp.	7,935	257,173
New York Times Co. (The), Class A	26,106	509,067
News Corp., Class A	424,900	7,605,710
Omnicom Group, Inc.	57,182	2,729,869
Time Warner, Inc.	659,443	9,792,728
Viacom, Inc., Class B*	120,837	4,644,974
Walt Disney Co. (The)	346,440	11,235,049

90 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Media (continued)

Washington Post Co. (The), Class B	1,200	$786,720

		62,858,544

Metals & Mining (1.1%)
Alcoa, Inc.	152,226	5,294,420
Allegheny Technologies, Inc.	19,375	1,333,581
Freeport-McMoRan Copper & Gold, Inc.	70,114	7,975,468
Newmont Mining Corp.	81,432	3,600,109
Nucor Corp.	53,660	4,051,330
Titanium Metals Corp.	17,300	263,652
United States Steel Corp.	21,131	3,253,117

		25,771,677

Multi-Utilities (1.1%)
Ameren Corp.	40,156	1,821,476
CenterPoint Energy, Inc.	56,442	859,047
CMS Energy Corp.	43,756	637,963
Consolidated Edison, Inc.	51,826	2,155,962
Dominion Resources, Inc.	104,288	4,525,056
DTE Energy Co.	32,691	1,317,774
Integrys Energy Group, Inc.	12,909	618,212
NiSource, Inc.	45,258	810,118
PG&E Corp.	64,372	2,574,880
Public Service Enterprise Group, Inc.	95,022	4,172,416
Sempra Energy	47,081	2,668,080
TECO Energy, Inc.	45,481	728,151
Xcel Energy, Inc.	73,387	1,526,450

		24,415,585

Multiline Retail (0.8%)
Big Lots, Inc.*	19,851	536,573
Dillard’s, Inc., Class A	13,090	267,036
Family Dollar Stores, Inc.	27,906	597,188
J.C. Penney Co., Inc.	38,981	1,656,693
Kohl’s Corp.*	55,897	2,730,568
Macy’s, Inc.	81,452	2,059,921
Nordstrom, Inc.	33,992	1,198,558
Sears Holdings Corp.*	13,561	1,337,250
Target Corp.	148,890	7,910,526

		18,294,313

Natural Gas Utilities (0.1%)
Nicor, Inc.	7,605	267,088
Questar Corp.	31,300	1,941,539

		2,208,627

Office Electronics (0.1%)
Xerox Corp.	170,054	2,375,654

Oil, Gas & Consumable Fuels (10.5%)
Anadarko Petroleum Corp.	86,376	5,749,187
Apache Corp.	60,324	8,124,436
Chesapeake Energy Corp.	84,700	4,378,990
Chevron Corp.	383,443	36,868,045
ConocoPhillips	288,756	24,876,330
CONSOL Energy, Inc.	32,600	2,639,296
Devon Energy Corp.	80,608	9,140,947
El Paso Corp.	126,213	2,163,291
EOG Resources, Inc.	44,582	5,817,059
Exxon Mobil Corp.	985,261	91,698,241
Hess Corp.	50,460	5,358,852
Marathon Oil Corp.	128,624	5,861,396
Murphy Oil Corp.	33,700	3,044,458
Noble Energy, Inc.	30,100	2,618,700
Occidental Petroleum Corp.	151,454	12,602,487
Peabody Energy Corp.	49,500	3,025,935
Range Resources Corp.	27,800	1,845,364
Spectra Energy Corp.	114,540	2,829,138
Sunoco, Inc.	20,620	956,974
Tesoro Corp.	23,500	590,790
Valero Energy Corp.	99,284	4,850,023
Williams Cos., Inc.	110,438	3,920,549
XTO Energy, Inc.	92,023	5,692,543

		244,653,031

Paper & Forest Products (0.2%)
International Paper Co.	81,858	2,142,224
MeadWestvaco Corp.	32,947	866,506
Weyerhaeuser Co.	37,501	2,395,564

		5,404,294

Personal Products (0.2%)
Avon Products, Inc.	81,217	3,169,087
Estee Lauder Cos., Inc. (The), Class A	21,700	989,737

		4,158,824

Pharmaceuticals (5.6%)
Abbott Laboratories	284,363	15,000,148
Allergan, Inc.	56,232	3,169,798
Barr Pharmaceuticals, Inc.*	18,400	924,232
Bristol-Myers Squibb Co.	359,640	7,901,291
Eli Lilly & Co.	181,991	8,761,047
Forest Laboratories, Inc.*	59,032	2,049,001
Johnson & Johnson	521,125	34,962,276
King Pharmaceuticals, Inc.*	43,823	411,498

2008 Semiannual Report 91

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Pharmaceuticals (continued)

Merck & Co., Inc.	398,376	$15,154,223
Mylan, Inc.	50,051	659,171
Pfizer, Inc.	1,243,934	25,015,513
Schering-Plough Corp.	294,927	5,429,606
Watson Pharmaceuticals, Inc.*	18,506	574,426
Wyeth	246,172	10,947,269

		130,959,499

Real Estate Investment Trusts (REITs) (1.2%)
Apartment Investment & Management Co., Class A	19,385	716,857
AvalonBay Communities, Inc.	14,000	1,428,000
Boston Properties, Inc.	22,900	2,301,221
Developers Diversified Realty Corp.	24,500	1,052,275
Equity Residential	48,911	2,030,785
General Growth Properties, Inc.	46,900	1,921,024
HCP, Inc.	41,000	1,463,700
Host Hotels & Resorts, Inc.	100,500	1,728,600
Kimco Realty Corp.	44,100	1,760,031
Plum Creek Timber Co., Inc.	32,361	1,321,623
ProLogis	45,651	2,858,209
Public Storage	21,800	1,977,260
Simon Property Group, Inc.	39,801	3,974,528
Vornado Realty Trust	25,500	2,373,795

		26,907,908

Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc., Class A*	34,000	786,080

Road & Rail (1.0%)
Burlington Northern Santa Fe Corp.	53,252	5,460,993
CSX Corp.	76,312	4,803,840
Norfolk Southern Corp.	71,237	4,244,301
Ryder System, Inc.	11,205	767,206
Union Pacific Corp.	47,416	6,884,329

		22,160,669

Semiconductors & Semiconductor Equipment (2.4%)
Advanced Micro Devices, Inc.*	114,142	680,286
Altera Corp.	59,382	1,263,649
Analog Devices, Inc.	55,357	1,783,049
Applied Materials, Inc.	244,719	4,566,457
Broadcom Corp., Class A*	83,196	2,159,768
Intel Corp.	1,064,938	23,705,520
KLA-Tencor Corp.	31,221	1,363,733
Linear Technology Corp.	37,167	1,299,358
LSI Corp.*	134,482	833,789
MEMC Electronic Materials, Inc.*	41,900	2,638,443
Microchip Technology, Inc.	37,500	1,378,125
Micron Technology, Inc.*	129,768	1,001,809
National Semiconductor Corp.	45,877	935,432
Novellus Systems, Inc.*	17,921	391,753
NVIDIA Corp.*	101,533	2,086,503
Teradyne, Inc.*	33,801	449,215
Texas Instruments, Inc.	240,359	7,008,869
Xilinx, Inc.	49,422	1,224,183

		54,769,941

Software (3.2%)
Adobe Systems, Inc.*	97,642	3,641,070
Autodesk, Inc.*	43,662	1,659,156
BMC Software, Inc.*	38,056	1,322,827
C.A., Inc.	75,338	1,667,984
Citrix Systems, Inc.*	32,671	1,069,975
Compuware Corp*	59,407	447,929
Electronic Arts, Inc.*	56,307	2,898,121
Intuit, Inc.*	63,362	1,708,873
Microsoft Corp.	1,472,589	41,998,238
Novell, Inc.*	64,772	406,768
Oracle Corp.*	727,638	15,171,253
Symantec Corp.*	158,374	2,727,200

		74,719,394

Specialty Retail (1.5%)
Abercrombie & Fitch Co., Class A	14,800	1,099,788
AutoNation, Inc.*	30,180	483,182
AutoZone, Inc.*	8,610	1,039,657
Bed Bath & Beyond, Inc.*	49,202	1,599,065
Best Buy Co., Inc.	63,115	2,715,207
GameStop Corp., Class A*	29,000	1,596,160
Gap, Inc. (The)	87,240	1,624,409
Home Depot, Inc.	307,367	8,852,170
Lowe’s Cos., Inc.	265,298	6,682,857
Ltd Brands, Inc.	61,028	1,130,239
Office Depot, Inc.*	51,662	655,074
OfficeMax, Inc.	16,110	294,330
RadioShack Corp.	28,071	390,187
Sherwin-Williams Co. (The)	20,386	1,127,753
Staples, Inc.	125,872	2,731,422
Tiffany & Co.	23,086	1,005,164
TJX Cos., Inc.	77,668	2,502,463

		35,529,127

92 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc.*	65,700	$2,336,949
Jones Apparel Group, Inc.	19,691	311,708
Liz Claiborne, Inc.	18,911	334,536
Nike, Inc., Class B	68,572	4,580,610
Polo Ralph Lauren Corp.	9,600	595,392
V.F. Corp.	17,406	1,294,658

		9,453,853

Thrifts & Mortgage Finance (0.6%)
Countrywide Financial Corp.	99,292	573,908
Fannie Mae	177,575	5,025,372
Freddie Mac	118,538	2,952,781
Hudson City Bancorp, Inc.	95,000	1,817,350
MGIC Investment Corp.	11,960	155,839
Sovereign Bancorp, Inc.	63,395	473,561
Washington Mutual, Inc.	189,011	2,322,945

		13,321,756

Tobacco (1.3%)
Altria Group, Inc.	387,843	7,756,860
Philip Morris International, Inc.*	387,843	19,791,628
Reynolds American, Inc.	29,590	1,593,421
UST, Inc.	29,581	1,540,283

		30,682,192

Trading Companies & Distributors (0.1%)
W.W. Grainger, Inc.	13,725	1,190,095

Wireless Telecommunication Services (0.3%)
American Tower Corp., Class A*	76,200	3,308,604
Sprint Nextel Corp.	512,914	4,098,183

		7,406,787

Total Common Stocks		2,219,815,790

Repurchase Agreements (4.7%)
	Shares or
	Principal Amount	Value

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $83,108,129, collateralized by U.S. Government Agency Mortgages ranging 4.00% - 6.13%, maturing 05/30/08 - 10/05/26; total market value of $84,765,818	$83,103,743	$83,103,743
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $25,947,297, collateralized by U.S. Government Agency Mortgages ranging 4.60% - 4.85%, maturing 09/01/35; total market value of $26,464,846	25,945,927	25,945,927

Total Repurchase Agreements		109,049,670

Total Investments (Cost $2,096,392,740) (b) — 100.3%		2,328,865,460

Liabilities in excess of other assets — (0.3)%		(6,819,880)

NET ASSETS — 100.0%		$2,322,045,580

*	Denotes a non-income producing security.

(a)	All or a part of the security was pledged as collateral for futures contracts as of April 30, 2008.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Semiannual Report 93

Nationwide Small Cap Index Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

The Fund seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2008, the Nationwide Small Cap Index Fund (Class A at NAV) registered -13.35% versus -12.92% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Small-Cap Core Funds (consisting of 832 funds as of April 30, 2008) was -13.17% for the same time period.

Can you describe the market environment during the reporting period?

Despite rallying during the month of April, U.S. equities generally lost ground for the overall reporting period amid continued weakness in the housing and mortgage markets, steadily rising commodity prices and increasing fears of economic recession. The broad-market Russell 3000® Index registered a return of -9.82%. Shares of small-capitalization companies underperformed their large- and mid-cap counterparts, with the Russell 2000 Index returning -12.92% versus -9.54% for the Russell 1000® Index and -8.77% for the Russell Midcap® Index.

U.S. economic growth remains very sluggish, with recession risks still high. The gross domestic product (GDP) grew at an annualized rate of 0.6% in the first quarter of 2008, according to advance estimates issued by the Bureau of Economic Analysis of the U.S. Department of Commerce. This rate matched the annualized 0.6% rise in the GDP during the fourth quarter of 2007. Problem areas remain, namely the weak housing market, a downturn in nonresidential construction, and a slowdown in consumption growth. In addition, the weak labor market and higher oil prices are hampering consumer spending. Oil prices continued to rise during the reporting period, contributing to record-high gasoline prices. The Federal Reserve Board appears to regard weak growth as a greater risk than higher inflation, partly reflecting ongoing problems in the financials sector. An extended period of stability in short-term interest rates is probable after the 25-basis-point, or 0.25%, reduction in the target federal funds rate made by the Fed on April 30, 2008.

What areas of investment provided the most positive relative returns for the Fund?

Energy was the only sector within the Russell 2000 Index to record a positive return for the reporting period, gaining 7.0%. The strongest Fund performers among individual stocks in the benchmark index were health-care-sector firm Idenix Pharmaceuticals, Inc., telecommunication services-sector company Walter Industries, Inc. and energy-sector firm McMoRan Exploration Co.

What areas detracted from Fund performance?

Nine of the 10 sectors in the benchmark index lost ground during the reporting period, led by telecommunication services, with -22.7%; information technology, with -21.7%; and consumer discretionary, with -18.9%. Stocks posting the lowest returns in the benchmark index and held by the Fund included financials-sector firm Delta Financial Corp., energy-sector company Superior Offshore International Inc., and health-care-sector company Keryx Biopharmaceuticals, Inc.

What is your outlook for the near term?

U.S. corporate earnings growth has slowed considerably. Significant weakness in financial companies’ earnings has been offset by a less-downbeat picture in other sectors. Indeed, a key theme in the earnings reports for the first quarter of 2008 was the extent to which corporate earnings outside of the financials sector held up, delivering some positive earnings surprises. We do not believe that the consensus for 13% earnings growth in 2008 is actually discounted in prevailing prices. The actual consensus probably is closer to zero. Given higher commodity prices and a very slight reacceleration in the core inflation rate in recent months, together with firm producer prices, inflation concerns have surfaced despite weak economic growth. We continue to believe that inflation pressures will ease during this year, because commodity price inflation is unlikely to persist at the same pace. Significant excess capacity is likely to emerge as the economy remains weak, and inflationary pressures are evident only in concentrated pockets.

Subadviser:
BlackRock Investment Management, LLC

Portfolio Managers:
Debra L. Jelilian and Jeffrey L. Russo, CFA

94 Semiannual Report 2008

Fund Performance	Nationwide Small Cap Index Fund

Average Annual Total Return
(For periods ended April 30, 2008)

						Gross	Net
		Six				Expense	Expense
		Month*	1 Yr.	5 Yr.	10 Yr.[1]	Ratio**	Ratio**

Class A	w/o SC2	-13.35%	-11.89%	12.94%	4.61%	0.74%	0.71%
	w/SC3	-18.34%	-16.95%	11.62%	4.00%

Class B4	w/o SC2	-13.61%	-12.40%	12.23%	4.19%	1.33%	1.30%
	w/SC5	-17.79%	-16.63%	11.98%	4.19%

Class C6	w/o SC2	-13.60%	-12.38%	12.27%	4.21%	1.33%	1.30%
	w/SC7	-14.44%	-13.23%	12.27%	4.21%

Class R8,9		-13.47%	-11.99%	12.91%	4.60%	1.03%	1.00%

Institutional Class[8]		-13.17%	-11.48%	13.40%	4.99%	0.33%	0.30%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	These returns until the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Small Cap Series (the “Series”), which began operations on April 9, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (11/29/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001 and the Fund’s Class B shares for the period from November 29, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[7]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	Not subject to any sales charges.

[9]	These returns until the creation of Class R shares (3/9/07) are based on the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R shares has been restated to reflect differences in sales charges, if any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance of Class R shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Small Cap Index Fund, the Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/08. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 95

Shareholder	Nationwide Small Cap Index Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 –	11/01/07 –
Nationwide Small Cap Index Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	866.50	3.39	0.73
	Hypothetical	(b)	1,000.00	1,021.23	3.67	0.73

Class B Shares	Actual		1,000.00	863.90	6.02	1.30
	Hypothetical	(b)	1,000.00	1,018.40	6.52	1.30

Class C Shares	Actual		1,000.00	864.00	6.02	1.30
	Hypothetical	(b)	1,000.00	1,018.40	6.52	1.30

Class R Shares	Actual		1,000.00	865.30	4.23	0.90
	Hypothetical	(b)	1,000.00	1,020.66	4.59	0.90

Institutional Class Shares	Actual		1,000.00	868.30	1.39	0.30
	Hypothetical	(b)	1,000.00	1,023.37	1.51	0.30

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

96 Semiannual Report 2008

Portfolio Summary	Nationwide Small Cap Index Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	96.2%
Repurchase Agreements	4.1%
Exchange Traded Fund	0.0%
Rights	0.0%
Other Investments*	0.1%
Liabilities in excess of other assets**	-0.4%

100.0%

Top Industries

Real Estate Investment Trusts (REITs)	6.2%
Commercial Banks	5.3%
Oil, Gas & Consumable Fuels	5.1%
Commercial Services & Supplies	4.2%
Software	3.9%
Health Care Equipment & Supplies	3.5%
Machinery	3.4%
Biotechnology	3.3%
Insurance	3.3%
Semiconductors & Semiconductor Equipment	3.2%
Other	58.6%

100.0%

Top Holdings***

C.F. Industries Holdings, Inc.	0.6%
Hologic, Inc.	0.6%
priceline.com, Inc.	0.4%
Bucyrus International, Inc., Class A	0.4%
FLIR Systems, Inc.	0.4%
PetroHawk Energy Corp.	0.4%
Illumina, Inc.	0.4%
Exterran Holdings, Inc.	0.3%
Walter Industries, Inc.	0.3%
Terra Industries, Inc.	0.3%
Other	95.9%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 97

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Small Cap Index Fund

Common Stocks (96.2%)
	Shares or
	Principal Amount	Value

Aerospace & Defense (1.6%)
AAR Corp.*	11,368	$266,011
Aerovironment, Inc.*	2,400	57,384
American Science & Engineering, Inc. (a)	2,830	137,906
Applied Energetics, Inc.*	9,620	20,587
Argon ST, Inc.*	4,540	83,581
Ceradyne, Inc.*	8,240	321,030
Cubic Corp.	4,146	112,398
Curtiss-Wright Corp. (b)	13,348	633,897
DynCorp International, Inc., Class A*	7,600	136,420
Esterline Technologies Corp.*	8,861	493,203
GenCorp, Inc.*	17,274	148,038
HEICO Corp.	7,748	399,100
Hexcel Corp.*	27,475	614,891
Innovative Solutions & Support, Inc.*	4,102	37,944
Ladish Co., Inc.*	4,500	135,270
Moog, Inc., Class A*	10,963	472,615
MTC Technologies, Inc.*	2,162	51,585
Orbital Sciences Corp.*	18,022	484,972
Stanley, Inc.*	1,900	47,937
Taser International, Inc.*	18,916	141,113
Teledyne Technologies, Inc.*	10,563	620,365
TransDigm Group, Inc.*	2,900	110,113
Triumph Group, Inc.	4,905	288,757

		5,815,117

Air Freight & Logistics (0.4%)
ABX Holdings, Inc.*	14,500	38,860
Atlas Air Worldwide Holdings, Inc.*	4,100	248,788
Dynamex, Inc.*	2,460	61,820
Forward Air Corp.	9,191	313,321
HUB Group, Inc., Class A*	11,715	382,963
Pacer International, Inc.	10,624	197,182
Park-Ohio Holdings Corp.*	2,800	46,704

		1,289,638

Airlines (0.3%)
AirTran Holdings, Inc.* (b)	28,119	95,886
Alaska Air Group, Inc.*	11,588	248,910
Allegiant Travel Co.*	1,000	27,250
ExpressJet Holdings, Inc.*	12,446	37,711
JetBlue Airways Corp.* (b)	54,200	273,168
Pinnacle Airlines Corp.*	5,900	49,088
Republic Airways Holdings, Inc.*	8,900	150,054
SkyWest, Inc.	18,458	351,256

		1,233,323

Auto Components (1.0%)
Aftermarket Technology Corp.*	6,736	154,322
American Axle & Manufacturing Holdings, Inc.	13,645	274,810
Amerigon, Inc.*	6,700	98,356
ArvinMeritor, Inc.	21,679	323,884
Cooper Tire & Rubber Co.	18,768	246,612
Drew Industries, Inc.*	5,298	129,218
Exide Technologies*	22,600	329,734
Hayes Lemmerz International, Inc.*	30,900	92,700
Hayes Lemmerz International, Inc.* (c)	110	0
Lear Corp.*	23,190	662,538
Modine Manufacturing Co.	8,840	155,319
Noble International Ltd.	4,305	26,906
Raser Technologies, Inc.*	8,200	89,052
Sauer-Danfoss, Inc.	2,638	76,159
Spartan Motors, Inc.	9,300	87,327
Standard Motor Products, Inc.	3,000	18,240
Stoneridge, Inc.*	3,300	48,081
Superior Industries International, Inc.	7,085	143,896
Tenneco, Inc.*	14,070	359,911
Visteon Corp.*	38,020	165,007

		3,482,072

Automobiles (0.1%)
Fleetwood Enterprises, Inc.* (a)	17,361	59,895
Monaco Coach Corp.	8,939	56,584
Winnebago Industries, Inc.	9,153	147,272

		263,751

Beverages (0.3%)
Boston Beer Co., Inc., Class A*	2,755	122,047
Central European Distribution Corp.*	10,695	651,539
Coca-Cola Bottling Co. Consolidated	1,900	108,718
Jones Soda Co.*	8,600	27,864
MGP Ingredients, Inc.	3,600	26,352
National Beverage Corp.	1,932	15,572

		952,092

Biotechnology (3.3%)
Acadia Pharmaceuticals, Inc.*	9,700	77,600
Acorda Therapeutics, Inc.*	8,700	183,135
Affymax, Inc.*	1,300	20,085
Alexion Pharmaceuticals, Inc.*	10,969	771,998
Alkermes, Inc.*	30,457	378,580
Allos Therapeutics, Inc.*	13,200	74,448

98 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Biotechnology (continued)

Alnylam Pharmaceuticals, Inc.*	10,600	$265,848
Altus Pharmaceuticals, Inc.*	7,000	28,840
Amicus Therapeutics, Inc.*	1,700	17,918
Applera Corp. Celera Group*	22,473	300,689
Arena Pharmaceuticals, Inc.*	22,200	124,098
ARIAD Pharmaceuticals, Inc.*	21,914	64,865
Arqule, Inc.*	12,300	47,355
Array BioPharma, Inc.*	14,500	90,190
BioMarin Pharmaceutical, Inc.*	28,868	1,052,527
Bionovo, Inc.*	7,700	8,701
Cell Genesys, Inc.*	24,617	94,529
Cepheid, Inc.*	16,690	326,623
Cubist Pharmaceuticals, Inc.*	16,820	325,635
CV Therapeutics, Inc.*	18,244	166,933
Cytokinetics, Inc.*	7,100	24,495
CytRx Corp.*	26,300	22,355
Dendreon Corp.*	25,878	136,377
Emergent Biosolutions, Inc.*	500	4,705
Enzon Pharmaceuticals, Inc.*	13,705	119,508
Genomic Health, Inc.*	4,100	88,232
GenVec, Inc.*	24,700	49,647
Geron Corp.*	22,417	105,808
GTx, Inc.*	4,400	75,020
Halozyme Therapeutics, Inc.*	17,100	84,474
Human Genome Sciences, Inc.*	40,765	267,011
Idenix Pharmaceuticals, Inc.*	8,015	51,937
Immunomedics, Inc.*	20,600	50,058
Incyte Corp.*	25,429	275,905
Indevus Pharmaceuticals, Inc.*	19,000	91,390
InterMune, Inc.*	9,183	145,551
Isis Pharmaceuticals, Inc.*	28,080	330,782
Keryx Biopharmaceuticals, Inc.*	13,041	6,781
Kosan Biosciences, Inc.*	8,600	14,276
LifeCell Corp.*	9,860	500,691
Ligand Pharmaceuticals, Inc., Class B	22,800	92,340
MannKind Corp.*	13,900	36,140
Martek Biosciences Corp.*	9,805	345,724
Maxygen, Inc.*	7,809	46,307
Medarex, Inc.*	38,242	274,195
Metabolix, Inc.*	4,600	50,646
Molecular Insight Pharmaceuticals, Inc.*	100	783
Momenta Pharmaceuticals, Inc.*	7,200	100,656
Myriad Genetics, Inc.*	13,044	541,848
Nabi Biopharmaceuticals*	18,151	73,149
Nanosphere, Inc.*	1,100	7,326
Neurocrine Biosciences, Inc.*	11,935	64,807
Neurogen Corp.*	5,400	5,292
Novacea, Inc.*	4,500	13,095
Omrix Biopharmaceuticals, Inc.*	4,300	63,855
Onyx Pharmaceuticals, Inc.*	16,540	581,546
Orexigen Therapeutics, Inc.*	3,100	32,922
OSI Pharmaceuticals, Inc.*	17,400	602,910
Osiris Therapeutics, Inc.*	3,500	40,495
Poniard Pharmaceuticals, Inc.*	8,600	31,562
Progenics Pharmaceuticals, Inc.*	8,100	109,107
Protalix BioTherapeutics, Inc.*	4,050	11,097
Regeneron Pharmaceuticals, Inc.*	18,377	360,557
Rigel Pharmaceuticals, Inc.*	10,974	246,915
Savient Pharmaceuticals, Inc.*	16,052	350,576
Seattle Genetics, Inc.*	16,300	165,608
Senomyx, Inc.*	10,000	60,000
Synta Pharmaceuticals Corp.*	1,800	12,078
Telik, Inc.*	17,906	37,782
Tercica, Inc.*	7,700	38,269
Trubion Pharmaceuticals, Inc.*	1,400	9,870
United Therapeutics Corp.*	6,712	567,164
Vanda Pharmaceuticals, Inc.*	8,500	30,005
XOMA Ltd.*	40,700	98,494
Zymogenetics, Inc.* (b)	12,054	107,281

		12,076,001

Building Products (0.5%)
AAON, Inc.	3,150	56,952
American Woodmark Corp.	3,435	64,818
Ameron International Corp.	2,800	276,640
Apogee Enterprises, Inc.	8,850	197,444
Builders FirstSource, Inc.*	4,800	31,632
China Architectural Engineering, Inc.*	100	545
Gibraltar Industries, Inc.	6,778	70,830
Griffon Corp.*	9,560	89,386
Insteel Industries, Inc.	5,500	68,530
NCI Building Systems, Inc.*	6,194	149,523
PGT, Inc.*	900	2,871
Quanex Building Products Corp.*	11,175	189,975
Simpson Manufacturing Co., Inc.	10,518	277,570
Trex Co., Inc.*	4,700	42,770
Universal Forest Products, Inc.	5,106	177,229

		1,696,715

Capital Markets (1.9%)
Alternative Asset Management Acquisition Corp.*	12,900	119,067
Apollo Investment Corp.	36,082	583,807

2008 Semiannual Report 99

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Capital Markets (continued)

Ares Capital Corp.	28,449	$320,336
BGC Partners, Inc., Class A*	6,811	65,658
BlackRock Kelso Capital Corp.	1,800	22,158
Calamos Asset Management, Inc., Class A	6,400	114,880
Capital Southwest Corp.	815	96,936
Cohen & Steers, Inc.	4,650	129,828
Cowen Group, Inc.*	4,700	31,255
Energy Infrastructure Acquisition Corp.*	6,400	63,936
Epoch Holding Corp.	3,400	40,426
Evercore Partners, Inc., Class A	2,800	47,208
FBR Capital Markets Corp.*	7,500	48,750
FCStone Group, Inc.*	2,800	115,976
GAMCO Investors, Inc., Class A	1,468	67,543
GFI Group, Inc.	19,440	228,420
Gladstone Capital Corp.	5,328	100,060
Greenhill & Co., Inc.	5,400	351,270
Heckmann Corp.*	13,900	102,582
Hercules Technology Growth Capital, Inc.	10,000	101,500
HFF, Inc., Class A*	4,900	30,821
Hicks Acquisition Co. I, Inc.*	17,000	155,210
KBW, Inc.*	9,000	213,660
Knight Capital Group, Inc., Class A*	29,375	549,606
Kohlberg Capital Corp.	4,700	47,188
LaBranche & Co., Inc.*	18,006	115,058
Ladenburg Thalmann Financial Services, Inc.*	23,500	45,825
Marathon Acquisition Corp.*	9,900	76,626
MCG Capital Corp.	19,498	149,355
MVC Capital, Inc.	7,700	119,812
NGP Capital Resources Co.	5,963	96,183
NRDC Acquisition Corp.*	11,200	103,040
NTR Acquisition Co.*	7,300	70,153
optionsXpress Holdings, Inc.	13,800	296,286
Patriot Capital Funding, Inc.	7,300	74,314
PennantPark Investment Corp.	6,819	50,529
Penson Worldwide, Inc.*	4,400	47,872
Piper Jaffray Cos.*	4,679	174,339
Prospect Capital Corp.	7,400	109,816
Pzena Investment Management, Inc., Class A	2,100	25,515
Riskmetrics Group, Inc.*	5,500	97,075
Sanders Morris Harris Group, Inc.	3,753	30,887
Stifel Financial Corp.*	4,133	195,367
SWS Group, Inc.	6,925	90,856
Thomas Weisel Partners Group, Inc.*	6,930	45,669
TICC Capital Corp.	6,800	49,504
TradeStation Group, Inc.*	9,200	85,836
Triplecrown Acquisition Corp.*	12,500	113,125
US Global Investors, Inc., Class A	3,500	45,395
Waddell & Reed Financial, Inc., Class A	25,340	858,012
WP Stewart & Co. Ltd.	8,500	12,835

		6,927,365

Chemicals (2.7%)
A. Schulman, Inc.	8,308	176,130
American Vanguard Corp.	4,533	78,421
Arch Chemicals, Inc.	6,950	236,786
Balchem Corp.	4,565	104,356
C.F. Industries Holdings, Inc.	16,600	2,219,420
Calgon Carbon Corp.* (a)	12,348	175,959
Ferro Corp.	13,317	234,113
Flotek Industries, Inc.*	7,100	132,912
GenTek, Inc.*	2,400	74,544
Georgia Gulf Corp.	10,776	64,764
H.B. Fuller Co.	16,700	385,436
Hercules, Inc.	35,168	661,158
Innophos Holdings, Inc.	6,500	116,415
Innospec, Inc.	7,344	149,744
Koppers Holdings, Inc.	5,300	256,732
Kronos Worldwide, Inc.	652	19,077
Landec Corp.*	6,900	55,959
LSB Industries, Inc.*	4,900	75,019
Minerals Technologies, Inc.	5,835	395,263
N.L. Industries, Inc. (a)	1,928	21,362
NewMarket Corp.	4,375	284,069
O.M. Group, Inc.*	9,000	492,840
Olin Corp.	22,298	449,751
PolyOne Corp.*	25,988	191,791
Rockwood Holdings, Inc.*	10,000	369,100
Sensient Technologies Corp.	14,254	424,342
ShengdaTech, Inc.*	8,500	65,620
Spartech Corp.	9,388	83,929
Stepan Co.	2,000	78,680
Terra Industries, Inc.*	27,900	1,056,294
Tronox, Inc., Class A	1,500	4,800
Tronox, Inc., Class B	8,700	26,013
Valhi, Inc.	1,800	47,898
W.R. Grace & Co.*	20,900	530,024

100 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Chemicals (continued)

Zep, Inc.	6,375	$94,477
Zoltek Cos., Inc.*	7,600	202,692

		10,035,890

Commercial Banks (5.3%)
1st Source Corp.	3,240	64,217
Amcore Financial, Inc.	6,895	85,774
AmericanWest Bancorp	5,580	20,367
Ameris Bancorp	3,428	51,351
Bancfirst Corp.	2,000	87,460
Banco Latinoamericano de Exportaciones, SA	8,400	157,920
Bancorp, Inc.*	4,005	44,295
Bank of the Ozarks, Inc.	3,816	95,209
Banner Corp.	4,887	105,559
Boston Private Financial Holdings, Inc.	11,365	105,694
Capital City Bank Group, Inc. (a)	3,037	79,721
Capital Corp. of the West	3,260	22,331
Capitol Bancorp Ltd.	4,485	77,097
Cascade Bancorp (a)	7,418	67,652
Cathay General Bancorp	15,613	266,202
Centennial Bank Holdings, Inc.*	15,000	93,900
Center Financial Corp.	3,480	36,227
Central Pacific Financial Corp.	9,005	165,332
Chemical Financial Corp.	7,671	186,252
Citizens Republic Bancorp, Inc.	23,101	190,583
City Bank	4,355	78,913
City Holding Co.	5,062	210,478
CoBiz Financial, Inc.	5,474	60,816
Columbia Banking System, Inc.	5,609	151,892
Community Bancorp*	3,400	37,740
Community Bank System, Inc.	9,209	234,737
Community Trust Bancorp, Inc.	4,711	141,613
CVB Financial Corp. (a)	20,340	233,503
Enterprise Financial Services Corp.	2,300	49,335
First Bancorp North Carolina (a)	3,264	61,428
First BanCorp. Puerto Rico	26,310	270,730
First Charter Corp.	9,983	303,284
First Commonwealth Financial Corp. (a)	22,566	280,947
First Community Bancorp	7,517	161,540
First Community Bancshares, Inc.	3,120	104,270
First Financial Bancorp	10,346	135,740
First Financial Bankshares, Inc.	6,374	286,766
First Financial Corp.	3,594	114,289
First Merchants Corp.	5,655	144,598
First Midwest Bancorp, Inc.	15,052	384,278
First Regional Bancorp*	3,120	46,332
First South Bancorp, Inc.	1,760	39,318
First State Bancorp	6,981	64,923
FirstMerit Corp.	23,900	490,428
FNB Corp.	26,023	402,319
Frontier Financial Corp. (a)	12,614	201,824
Glacier Bancorp, Inc.	16,063	330,577
Great Southern Bancorp, Inc.	3,376	50,910
Green Bankshares, Inc.	3,700	74,111
Hancock Holding Co.	8,092	333,957
Hanmi Financial Corp.	12,028	84,076
Harleysville National Corp. (a)	7,975	115,318
Heartland Financial USA, Inc.	3,050	68,625
Heritage Commerce Corp.	3,200	56,576
Home Bancshares, Inc.	2,900	67,367
Horizon Financial Corp.	4,450	54,646
IBERIABANK Corp.	3,625	174,725
Independent Bank Corp.	4,510	131,827
Independent Bank Corp. Michigan	7,584	60,520
Integra Bank Corp.	6,698	97,858
International Bancshares Corp.	15,520	387,845
Investors Bancorp, Inc.*	15,600	228,852
Irwin Financial Corp.	6,245	36,471
Lakeland Bancorp, Inc.	4,836	74,910
Lakeland Financial Corp.	3,800	88,502
Macatawa Bank Corp.	4,790	54,462
MainSource Financial Group, Inc.	4,737	70,155
MB Financial, Inc.	10,581	303,675
Midwest Banc Holdings, Inc.	5,840	60,035
Nara Bancorp, Inc.	7,554	99,184
National Penn Bancshares, Inc.	23,471	391,731
NBT Bancorp, Inc.	9,874	224,930
Northfield Bancorp, Inc.*	4,400	45,892
Old National Bancorp	20,240	346,306
Old Second Bancorp, Inc.	4,284	105,087
Oriental Financial Group	6,604	124,155
Pacific Capital Bancorp	14,311	291,658
Park National Corp. (a)	3,441	261,550
Peoples Bancorp, Inc.	2,635	63,951
Pinnacle Financial Partners, Inc.*	6,000	162,600
Preferred Bank	3,050	35,716
PrivateBancorp, Inc.	5,802	197,210
Prosperity Bancshares, Inc.	10,770	333,547
Provident Bankshares Corp.	10,023	128,395
Renasant Corp.	5,593	129,590
Republic Bancorp, Inc., Class A	2,068	47,833
Royal Bancshares of Pennsylvania, Class A	1,769	19,194

2008 Semiannual Report 101

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Commercial Banks (continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value
S&T Bancorp, Inc.	7,601	$258,966
S.Y. Bancorp, Inc.	3,630	89,407
Sandy Spring Bancorp, Inc.	4,856	123,828
Santander BanCorp	242	2,737
SCBT Financial Corp.	2,528	85,876
Seacoast Banking Corp. of Florida (a)	5,325	55,966
Security Bank Corp.	6,706	51,502
Sierra Bancorp	2,300	49,703
Signature Bank*	9,113	240,401
Simmons First National Corp., Class A	4,343	139,019
South Financial Group, Inc. (The)	22,600	136,504
Southside Bancshares, Inc. (a)	3,839	92,626
Southwest Bancorp, Inc.	4,600	80,960
Sterling Bancorp	6,426	105,451
Sterling Bancshares, Inc.	22,742	236,289
Sterling Financial Corp.	15,724	191,990
Suffolk Bancorp	3,183	103,066
Sun Bancorp, Inc.*	3,317	38,444
Superior Bancorp*	2,600	46,150
Susquehanna Bancshares, Inc.	25,733	511,834
SVB Financial Group*	9,745	474,192
Taylor Capital Group, Inc.	1,800	26,856
Texas Capital Bancshares, Inc.*	7,520	138,744
Tompkins Financial Corp.	2,062	99,739
Trico Bancshares	4,024	68,448
Trustmark Corp.	14,920	324,958
UCBH Holdings, Inc.	30,475	221,858
UMB Financial Corp.	9,370	465,127
Umpqua Holdings Corp.	18,678	275,500
Union Bankshares Corp.	3,095	59,300
United Bankshares, Inc.	11,665	339,335
United Community Banks, Inc.	12,476	171,295
United Security Bancshares	3,100	44,206
Univest Corp. of Pennsylvania	3,280	84,034
Virginia Commerce Bancorp*	6,805	47,972
W Holding Co., Inc. (a)	33,780	35,469
Washington Trust Bancorp, Inc.	3,140	75,925
WesBanco, Inc.	7,700	165,627
West Coast Bancorp	5,000	64,550
Westamerica Bancorp (a)	9,112	532,505
Western Alliance Bancorp*	4,900	62,573
Wilshire Bancorp, Inc.	4,596	37,871
Wintrust Financial Corp.	7,397	234,633

		19,401,149

Commercial Services & Supplies (4.2%)
ABM Industries, Inc.	13,178	275,947
ACCO Brands Corp.*	15,800	219,936
Administaff, Inc.	6,719	175,971
Advisory Board Co. (The)*	5,500	256,410
American Ecology Corp.	5,000	132,900
American Reprographics Co.*	8,600	136,482
AMREP Corp.	500	26,075
Arrowhead Research Corp.*	12,400	33,232
Barrett Business Services, Inc.	2,800	33,600
Bowne & Co., Inc.	8,688	144,568
Casella Waste Systems, Inc., Class A*	7,137	76,080
CBIZ, Inc.*	14,043	124,561
CDI Corp.	4,221	114,811
Cenveo, Inc.*	16,350	167,915
Clean Harbors, Inc.*	5,000	329,850
Comfort Systems U.S.A., Inc.	12,575	171,020
COMSYS IT Partners, Inc.*	4,590	37,546
Consolidated Graphics, Inc.*	2,714	157,873
Cornell Cos., Inc.*	3,400	77,248
CoStar Group, Inc.*	5,865	281,227
Courier Corp.	2,550	60,027
CRA International, Inc.*	3,431	118,301
Deluxe Corp.	15,800	335,908
Diamond Management & Technology Consultants, Inc.	8,400	51,660
Duff & Phelps Corp., Class A*	2,200	39,754
EnergySolutions, Inc.	9,200	201,020
EnerNOC, Inc.*	1,500	23,130
Ennis, Inc.	6,600	111,804
Exponent, Inc.*	4,700	158,578
First Advantage Corp., Class A*	2,636	54,064
FTI Consulting, Inc.*	14,275	913,600
Fuel Tech, Inc.*	5,300	136,210
G & K Services, Inc., Class A	6,122	193,027
Geo Group, Inc. (The)*	15,244	403,204
GeoEye, Inc.*	5,400	124,362
Healthcare Services Group	12,650	193,039
Heidrick & Struggles International, Inc.	5,455	163,268
Herman Miller, Inc.	17,200	401,276
Hudson Highland Group, Inc.*	7,850	69,630
Huron Consulting Group, Inc.*	5,700	238,602
ICT Group, Inc.*	2,200	24,046
IHS, Inc., Class A*	10,100	667,105
IKON Office Solutions, Inc.	24,220	265,209
Innerworkings, Inc.*	7,300	98,112
Interface, Inc., Class A	16,755	215,134

102 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Commercial Services & Supplies (continued)

Kelly Services, Inc., Class A	6,840	$152,190
Kenexa Corp.*	7,300	127,677
Kforce, Inc.*	8,675	71,395
Kimball International, Inc., Class B	6,848	70,329
Knoll, Inc.	14,200	184,884
Korn/Ferry International*	14,479	270,178
Layne Christensen Co.*	5,140	219,324
LECG Corp.*	8,300	86,237
M & F Worldwide Corp.*	3,800	130,720
McGrath Rentcorp	7,706	199,046
Mine Safety Appliances Co.	7,987	296,877
Mobile Mini, Inc.*	10,929	232,241
Multi-Color Corp.	2,650	54,352
Navigant Consulting, Inc.*	14,369	289,104
Odyssey Marine Exploration, Inc.*	13,600	65,688
On Assignment, Inc.*	11,000	77,330
PeopleSupport, Inc.*	6,900	68,241
PHH Corp.*	16,220	318,399
Pike Electric Corp.*	4,800	76,992
Protection One, Inc.*	700	7,210
Resources Connection, Inc.	13,755	277,989
Rollins, Inc.	11,691	186,238
RSC Holdings, Inc.*	4,800	44,352
Schawk, Inc.	4,045	64,841
School Specialty, Inc.*	6,208	182,764
Spherion Corp.*	17,467	86,287
Standard Parking Corp.*	3,100	66,433
Standard Register Co. (The)	5,851	55,468
Team, Inc.*	4,900	145,677
TeleTech Holdings, Inc.*	12,711	291,463
TETRA Technology, Inc.*	17,607	372,036
TrueBlue, Inc.*	13,069	166,368
United Stationers, Inc.*	7,101	313,083
Viad Corp.	6,085	191,434
Volt Information Sciences, Inc.*	4,257	56,788
Waste Connections, Inc.*	20,734	664,939
Waste Industries USA, Inc.	1,500	56,625
Waste Services, Inc.*	5,299	41,385
Watson Wyatt Worldwide, Inc., Class A	12,885	755,319

		15,251,225

Communications Equipment (2.0%)
3Com Corp.*	111,690	266,939
Acme Packet, Inc.*	5,100	46,665
ADTRAN, Inc. (b)	16,605	392,874
Airvana, Inc.*	800	5,168
Anaren, Inc.*	5,393	72,644
Arris Group, Inc.*	38,469	311,599
Aruba Networks, Inc.*	3,300	19,668
Avanex Corp.*	56,500	48,590
Avocent Corp.*	14,000	273,140
Bel Fuse, Inc., Class B	3,249	84,701
BigBand Networks, Inc.*	4,500	33,120
Black Box Corp.	5,077	150,939
Blue Coat Systems, Inc.*	9,990	210,889
Comtech Group, Inc.*	6,200	80,724
Comtech Telecommunications Corp.*	7,070	273,821
Digi International, Inc.*	6,300	51,912
Ditech Networks, Inc.*	8,320	23,712
Dycom Industries, Inc.*	11,396	163,875
EMS Technologies, Inc.*	4,800	124,128
Extreme Networks, Inc.*	36,662	111,086
Finisar Corp.*	82,580	111,483
Foundry Networks, Inc.*	42,600	542,298
Harmonic, Inc.*	28,384	234,736
Harris Stratex Networks, Inc., Class A*	6,850	65,007
Hughes Communications, Inc.*	1,600	86,400
Infinera Corp.*	5,100	64,566
InterDigital, Inc.*	14,250	288,848
Ixia*	10,936	77,536
Loral Space & Communications, Inc.*	2,700	58,293
MasTec, Inc.*	11,246	92,105
MRV Communications, Inc.*	40,095	62,949
NEON Communications, Inc.* (c)	125	0
Netgear, Inc.*	10,530	170,691
Network Equipment Technologies, Inc.*	9,300	60,450
Neutral Tandem, Inc.*	1,500	28,845
Nextwave Wireless, Inc.*	6,700	42,813
Oplink Communications, Inc.*	6,656	63,964
Opnext, Inc.*	3,900	23,010
Optium Corp.*	2,100	16,317
Orbcomm, Inc.*	6,000	35,340
Packeteer, Inc.*	11,029	77,754
Plantronics, Inc.	13,641	339,797
Polycom, Inc.*	26,800	600,320
Powerwave Technologies, Inc.*	40,105	109,487
Seachange International, Inc.*	9,300	66,588
ShoreTel, Inc.*	3,300	15,279
Sonus Networks, Inc.*	80,850	324,209
Starent Networks Corp.*	3,400	53,788
Sycamore Networks, Inc.*	52,818	170,074

2008 Semiannual Report 103

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Communications Equipment (continued)

Symmetricom, Inc.*	13,685	$58,709
Tekelec*	18,610	273,939
UTStarcom, Inc.*	32,825	106,681
ViaSat, Inc.*	7,123	157,418

		7,225,888

Computers & Peripherals (0.8%)
3PAR, Inc.*	1,000	8,040
Adaptec, Inc.*	36,630	102,198
Avid Technology, Inc.*	11,600	242,092
Compellent Technologies, Inc.*	1,000	12,750
Cray, Inc.*	11,100	69,153
Data Domain, Inc.*	2,900	63,075
Electronics for Imaging, Inc.*	16,333	235,522
Emulex Corp.*	25,940	339,555
Hutchinson Technology, Inc.*	7,996	113,063
Hypercom Corp.*	17,830	76,134
Imation Corp.	9,000	210,420
Immersion Corp.*	9,400	106,126
Intermec, Inc.*	18,391	388,418
Intevac, Inc.*	6,600	87,648
Isilon Systems, Inc.*	800	3,872
Netezza Corp.*	1,900	20,140
Novatel Wireless, Inc.*	10,004	89,236
Palm, Inc.	31,585	181,930
Quantum Corp.*	57,502	100,628
Rackable Systems, Inc.*	8,945	98,395
Rimage Corp.*	3,200	57,184
Silicon Graphics, Inc.*	1,100	11,880
STEC, Inc.*	10,100	92,718
Stratasys, Inc.*	6,400	124,416
Super Micro Computer, Inc.*	3,300	24,618
Synaptics, Inc.*	7,257	246,302

		3,105,513

Construction & Engineering (0.5%)
Aecom Technology Corp.*	12,200	335,012
EMCOR Group, Inc.*	19,320	484,159
Granite Construction, Inc.	10,305	353,462
Great Lakes Dredge & Dock Corp.	1,700	10,166
Insituform Technologies, Inc., Class A*	8,482	143,515
Integrated Electrical Services, Inc.*	4,400	73,612
Michael Baker Corp.*	1,900	40,014
Northwest Pipe Co.*	2,900	123,308
Perini Corp.*	7,883	285,207
URS Corp.*	0	8

		1,848,463

Construction Materials (0.2%)
Headwaters, Inc.*	12,044	137,663
Texas Industries, Inc.	8,258	639,252
U.S. Concrete, Inc.*	9,200	30,360

		807,275

Consumer Finance (0.4%)
Advance America Cash Advance Centers, Inc.	17,680	155,761
Advanta Corp., Class B	11,532	101,251
Cardtronics, Inc.*	2,100	17,409
Cash America International, Inc.	8,954	365,234
CompuCredit Corp.*	5,951	48,084
Credit Acceptance Corp.*	1,368	26,334
Dollar Financial Corp.*	5,000	107,900
EZCORP, Inc., Class A*	11,400	138,396
First Cash Financial Services, Inc.*	7,705	114,342
Nelnet, Inc., Class A	4,200	53,718
QC Holdings, Inc.	900	7,893
World Acceptance Corp.*	5,334	210,053

		1,346,375

Containers & Packaging (0.7%)
AEP Industries, Inc.*	2,000	56,460
AptarGroup, Inc.	20,900	922,735
Boise, Inc.*	12,300	51,414
Chesapeake Corp.*	7,170	31,404
Graphic Packaging Holding Co.*	29,800	83,440
Greif, Inc., Class A	10,030	647,938
Myers Industries, Inc.	7,600	95,608
Rock-Tenn Co., Class A	10,133	343,813
Silgan Holdings, Inc.	7,496	399,387

		2,632,199

Distributors (0.3%)
Audiovox Corp., Class A*	4,488	49,009
Building Materials Holding Corp.	9,441	43,995
Core-Mark Holding Co., Inc.*	2,900	83,114
LKQ Corp.*	34,000	739,840
Source Interlink Cos., Inc.*	13,789	19,443

		935,401

Diversified Consumer Services (1.5%)
American Public Education, Inc.*	1,700	54,757
Bright Horizons Family Solutions, Inc.*	7,456	353,489
Capella Education Co.*	3,300	212,817
Coinstar, Inc.*	8,438	269,088
Corinthian Colleges, Inc.*	26,300	298,505
CPI Corp.	1,800	33,948

104 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Diversified Consumer Services (continued)

DeVry, Inc.	17,890	$1,019,730
INVESTools, Inc.*	15,990	185,324
Jackson Hewitt Tax Service, Inc.	8,700	129,717
K12, Inc.*	1,400	35,672
Lincoln Educational Services Corp.*	200	2,336
Matthews International Corp., Class A	9,532	471,262
Pre-Paid Legal Services, Inc.*	2,750	120,285
Regis Corp.	13,475	393,470
Sotheby’s, Class A	19,998	553,944
Steiner Leisure Ltd.*	5,000	165,450
Stewart Enterprises, Inc., Class A	28,972	197,879
Strayer Education, Inc.	4,404	817,779
Universal Technical Institute, Inc.*	6,968	79,017

		5,394,469

Diversified Financial Services (0.4%)
Ampal American Israel, Class A*	3,900	24,063
Asset Acceptance Capital Corp.	4,845	58,382
Asta Funding, Inc.	3,545	50,587
Compass Diversified Holdings	6,200	76,012
Encore Capital Group, Inc.*	5,800	38,860
Financial Federal Corp.	7,823	182,667
Interactive Brokers Group, Inc., Class A*	12,100	381,997
MarketAxess Holdings, Inc.*	9,000	79,110
NewStar Financial, Inc.*	3,500	18,830
Pico Holdings, Inc.*	4,700	166,004
Portfolio Recovery Associates, Inc.	4,622	203,414
Primus Guaranty Ltd.*	11,000	49,060
Resource America, Inc., Class A	3,905	34,013

		1,362,999

Diversified Telecommunication Services (1.0%)
Alaska Communications Systems Group, Inc.	13,200	147,576
Atlantic Tele-Network, Inc.	3,100	96,503
Cbeyond, Inc.*	6,375	125,843
Cincinnati Bell, Inc.*	75,179	348,831
Cogent Communications Group, Inc.*	14,200	298,342
Consolidated Communications Holdings, Inc.	7,198	102,931
Fairpoint Communications, Inc.	27,868	256,664
General Communication, Inc., Class A*	15,548	96,553
Global Crossing Ltd.*	10,900	182,248
Globalstar, Inc.*	4,700	15,228
Hungarian Telephone & Cable Corp.*	200	3,224
iBasis, Inc.	7,300	23,287
IDT Corp., Class B	14,335	54,903
Iowa Telecommunications Services, Inc.	9,800	169,736
NTELOS Holdings Corp.	8,460	218,945
PAETEC Holding Corp.*	29,400	226,674
Premiere Global Services, Inc.*	18,275	265,353
Shenandoah Telecom Co.	6,083	82,485
SureWest Communications	4,500	62,595
Time Warner Telecom, Inc., Class A*	43,664	855,814
Vonage Holdings Corp.*	20,900	41,173
XO Communications, Inc.* (c)	5,400	0

		3,674,908

Electric Utilities (1.3%)
Allete, Inc.	7,760	324,135
Central Vermont Public Service Corp.	3,200	74,560
Cleco Corp.	18,132	435,349
El Paso Electric Co.*	13,931	314,423
Empire District Electric Co. (The)	10,276	214,049
IDACORP, Inc.	13,314	431,906
ITC Holdings Corp.	14,600	814,388
MGE Energy, Inc.	5,823	202,582
Otter Tail Corp.	8,440	312,955
Portland General Electric Co.	9,300	223,200
UIL Holdings Corp.	7,713	241,417
UniSource Energy Corp.	10,764	336,268
Westar Energy, Inc.	30,100	698,019

		4,623,251

Electrical Equipment (1.8%)
A.O. Smith Corp.	6,309	195,200
Acuity Brands, Inc.	12,251	586,088
American Superconductor Corp.*	12,336	311,854
AZZ, Inc.*	3,600	96,048
Baldor Electric Co.	13,179	427,000
Belden, Inc.	13,652	460,618
Brady Corp., Class A	14,589	495,297
Coleman Cable, Inc.*	3,400	40,970
Encore Wire Corp.	7,246	163,760
Energy Conversion Devices, Inc.*	11,985	390,591
EnerSys*	6,685	156,429
Evergreen Solar, Inc.*	30,410	261,222
Franklin Electric Co., Inc.	5,491	212,612
FuelCell Energy, Inc.*	20,343	179,629

2008 Semiannual Report 105

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Electrical Equipment (continued)

GrafTech International Ltd.*	30,616	$601,604
II-VI, Inc.*	7,184	266,814
LSI Industries, Inc.	5,775	63,294
Medis Technologies Ltd.* (a)	7,677	64,410
Orion Energy Systems, Inc.*	2,900	32,422
Polypore International, Inc.*	3,800	88,958
Powell Industries, Inc.*	2,569	108,078
Power-One, Inc.*	19,100	57,109
Preformed Line Products Co.	800	39,440
Regal-Beloit Corp.	9,136	338,854
Superior Essex, Inc.*	6,214	184,742
Vicor Corp.	4,488	54,125
Woodward Governor Co.	18,100	635,853

		6,513,021

Electronic Equipment & Instruments (2.4%)
Acacia Research — Acacia Technologies*	9,500	50,540
Agilysys, Inc.	7,785	85,324
Anixter International, Inc.*	9,285	528,967
Benchmark Electronics, Inc.*	21,665	385,204
Brightpoint, Inc.*	15,560	142,530
Checkpoint Systems, Inc.*	12,008	311,367
Cogent, Inc.*	12,500	116,625
Cognex Corp.	13,479	339,671
Comverge, Inc.*	2,200	28,864
CPI International, Inc.*	1,100	12,595
CTS Corp.	10,437	117,416
Daktronics, Inc.	9,772	144,528
DTS, Inc.*	5,612	165,554
Echelon Corp.*	9,187	103,446
Electro Scientific Industries, Inc.*	8,954	146,935
Excel Technology, Inc.*	3,819	90,090
FARO Technologies, Inc.*	5,100	179,724
FLIR Systems, Inc.*	39,900	1,369,767
Gerber Scientific, Inc.*	7,400	68,598
Insight Enterprises, Inc.*	13,762	165,970
IPG Photonics Corp.*	2,000	33,460
Itron, Inc.* (b)	9,084	845,539
Kemet Corp.*	25,906	105,437
L-1 Identity Solutions, Inc.* (b)	18,048	260,072
Littelfuse, Inc.*	6,766	248,718
LoJack Corp.*	6,000	59,340
Measurement Specialties, Inc.*	3,431	55,548
Mercury Computer Systems, Inc.*	7,153	57,367
Methode Electronics, Inc.	11,300	122,492
MTS Systems Corp.	5,456	187,577
Multi-Fineline Electronix, Inc.*	2,700	51,030
Newport Corp.*	10,645	122,524
OSI Systems, Inc.* (a)	4,676	114,328
Park Electrochemical Corp.	6,263	169,727
PC Connection, Inc.*	1,600	11,952
Plexus Corp.*	13,704	330,129
Radisys Corp.*	6,860	64,690
Rofin-Sinar Technologies, Inc.*	9,384	357,343
Rogers Corp.*	5,353	170,975
Scansource, Inc.*	7,920	197,762
Smart Modular Technologies, Inc.*	14,400	86,832
SYNNEX Corp.*	5,100	121,788
Technitrol, Inc.	11,431	240,051
TTM Technologies, Inc.*	12,971	172,644
Universal Display Corp.* (a)	8,300	122,757
X-Rite, Inc.*	9,341	23,539
Zygo Corp.*	4,900	57,134

		8,944,470

Energy Equipment & Services (3.0%)
Allis-Chalmers Energy, Inc.*	6,800	109,004
Atwood Oceanics, Inc.*	8,186	824,248
Basic Energy Services, Inc.*	11,600	269,120
Bristow Group, Inc.*	6,000	316,500
Bronco Drilling Co., Inc.*	7,700	132,440
Cal Dive International, Inc.*	11,312	137,893
CARBO Ceramics, Inc.	6,199	294,639
Complete Production Services, Inc.*	12,600	340,326
Dawson Geophysical Co.*	2,300	166,382
Dril-Quip, Inc.*	8,096	462,767
ENGlobal Corp.*	5,700	57,285
Exterran Holdings, Inc.*	18,146	1,211,971
Geokinetics, Inc.*	2,500	47,450
Grey Wolf, Inc.*	56,017	351,227
Gulf Island Fabrication, Inc.	3,587	141,830
Gulfmark Offshore, Inc.*	6,940	415,012
Hercules Offshore, Inc.*	25,100	661,636
Hornbeck Offshore Services, Inc.*	7,010	349,589
ION Geophysical Corp.*	23,786	378,911
Lufkin Industries, Inc.	4,564	344,354
Matrix Service Co.*	8,100	162,891
NATCO Group, Inc., Class A*	5,600	283,360
Newpark Resources, Inc.* (a)	24,484	134,417
Oil States International, Inc.*	14,830	742,390
OYO Geospace Corp.*	1,300	62,933
Parker Drilling Co.*	34,012	272,776
PHI, Inc. — Non Voting*	4,300	161,551
Pioneer Drilling Co.*	15,145	247,318
RPC, Inc.	8,751	111,750

106 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Energy Equipment & Services (continued)

Sulphco, Inc.*	15,100	$53,152
Superior Well Services, Inc.*	4,900	116,669
T-3 Energy Services, Inc.*	1,900	100,320
Trico Marine Services, Inc.*	3,700	139,453
Union Drilling, Inc.*	4,300	72,713
W-H Energy Services, Inc.*	9,145	706,817
Willbros Group, Inc.*	11,200	404,208

		10,785,302

Food & Staples Retailing (0.9%)
Andersons, Inc. (The)	4,730	214,979
Arden Group, Inc., Class A	168	22,512
Casey’s General Stores, Inc.	15,380	340,359
Great Atlantic & Pacific Tea Co.*	8,556	235,461
Ingles Markets, Inc., Class A	3,952	90,185
Longs Drug Stores Corp.	10,043	402,323
Nash Finch Co.	4,135	151,258
Pantry, Inc. (The)*	7,175	77,849
Performance Food Group Co.*	10,051	336,306
PriceSmart, Inc.	3,500	99,925
Ruddick Corp.	12,489	483,324
Spartan Stores, Inc.	6,700	139,896
United Natural Foods, Inc.*	13,072	258,826
Village Super Market, Inc., Class A	800	37,672
Weis Markets, Inc.	3,383	103,892
Winn-Dixie Stores, Inc.*	9,800	173,754

		3,168,521

Food Products (1.3%)
Alico, Inc.	800	31,952
American Dairy, Inc.*	1,000	11,600
Aurora Foods, Inc.* (c)	100	0
Cal-Maine Foods, Inc.	3,900	115,245
Chiquita Brands International, Inc.*	12,875	292,906
Darling International, Inc.*	24,500	374,115
Farmer Bros Co.	1,300	32,136
Flowers Foods, Inc.	22,794	590,137
Fresh Del Monte Produce, Inc.*	9,300	294,717
Green Mountain Coffee Roasters, Inc.*	5,300	170,660
Hain Celestial Group, Inc.*	12,093	298,455
Imperial Sugar Co.	3,700	58,349
J&J Snack Foods Corp.	4,384	125,558
Lancaster Colony Corp.	6,402	244,492
Lance, Inc.	9,516	199,455
Maui Land & Pineapple Co., Inc.*	1,237	38,966
Pilgrim’s Pride Corp.	12,300	297,291
Ralcorp Holdings, Inc.*	7,823	477,516
Reddy Ice Holdings, Inc.	6,815	90,231
Sanderson Farms, Inc.	5,159	214,976
Seaboard Corp.	96	161,280
Synutra International, Inc.*	900	29,880
Tootsie Roll Industries, Inc.	11,189	272,228
TreeHouse Foods, Inc.*	9,520	215,818

		4,637,963

Health Care Equipment & Supplies (3.5%)
Abaxis, Inc.*	6,400	163,072
ABIOMED, Inc.* (a)	8,911	130,011
Accuray, Inc.*	5,300	41,499
Align Technology, Inc.*	17,192	211,118
American Medical Systems Holdings, Inc.*	21,916	309,016
Analogic Corp.	4,084	235,198
Angiodynamics, Inc.*	6,500	96,070
Arthrocare Corp.*	8,307	374,313
Aspect Medical Systems, Inc.*	5,180	34,602
Cantel Medical Corp.*	2,400	22,920
Conceptus, Inc.*	9,000	162,180
CONMED Corp.*	8,629	220,212
CryoLife, Inc.*	7,700	81,774
Cutera, Inc.*	4,000	53,200
Cyberonics, Inc.*	7,339	115,956
Cynosure, Inc., Class A*	2,600	67,652
Datascope Corp.	4,008	150,140
ev3, Inc.*	13,248	110,091
Greatbatch, Inc.*	6,620	120,352
Haemonetics Corp.*	8,015	458,698
Hansen Medical, Inc.*	3,100	54,095
Hologic, Inc.*	73,570	2,147,508
I-Flow Corp.*	5,469	73,011
ICU Medical, Inc.*	4,050	101,736
Immucor, Inc.*	20,746	559,727
Insulet Corp.*	2,700	49,437
Integra LifeSciences Holdings Corp.*	5,480	232,188
Invacare Corp.	8,849	159,636
Inverness Medical Innovations, Inc.*	22,751	841,787
Kensey Nash Corp.*	3,882	113,199
Masimo Corp.*	3,600	104,940
Medical Action Industries, Inc.*	3,900	63,921
Mentor Corp.	10,319	302,037
Meridian Bioscience, Inc.	12,075	325,180
Merit Medical Systems, Inc.*	8,132	119,622
Micrus Endovascular Corp.*	4,800	54,624

2008 Semiannual Report 107

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Health Care Equipment & Supplies (continued)

Minrad International, Inc.*	16,600	$38,512
Natus Medical, Inc.*	6,800	133,756
Northstar Neuroscience, Inc.*	4,100	7,380
NuVasive, Inc.*	10,500	400,575
NxStage Medical, Inc.*	6,600	38,148
OraSure Technologies, Inc.*	13,373	86,390
Orthofix International NV*	5,100	156,876
Palomar Medical Technologies, Inc.*	5,735	80,863
Quidel Corp.*	8,800	140,888
RTI Biologics, Inc.*	13,900	140,946
Sirona Dental Systems, Inc.*	4,500	120,465
Sonic Innovations, Inc.*	9,100	38,948
SonoSite, Inc.*	5,090	162,320
Spectranetics Corp.*	9,700	104,372
Stereotaxis, Inc.*	8,300	56,523
STERIS Corp.	19,690	545,610
SurModics, Inc.*	4,658	207,141
Symmetry Medical, Inc.*	10,300	144,509
Thoratec Corp.*	16,267	260,109
TomoTherapy, Inc.*	3,800	37,088
TranS1, Inc.*	1,100	14,355
Vital Signs, Inc.	2,930	153,327
Volcano Corp.*	8,300	98,189
West Pharmaceutical Services, Inc.	9,992	468,725
Wright Medical Group, Inc.*	10,752	300,196
Zoll Medical Corp.*	6,312	210,695

		12,607,628

Health Care Providers & Services (2.6%)
Air Methods Corp.*	3,200	128,320
Alliance Imaging, Inc.*	6,200	50,530
Amedisys, Inc.*	7,855	406,889
American Dental Partners, Inc.*	4,000	46,400
AMERIGROUP Corp.*	15,900	413,241
AMN Healthcare Services, Inc.*	10,666	155,617
Amsurg Corp.*	9,378	239,514
Animal Health International, Inc.*	4,000	35,160
Apria Healthcare Group, Inc.*	13,300	234,346
Assisted Living Concepts, Inc., Class A*	17,400	127,194
athenahealth, Inc.*	2,200	55,000
Bio-Reference Labs, Inc.*	3,500	88,130
BMP Sunstone Corp.*	9,700	68,773
Capital Senior Living Corp.*	5,400	45,954
Centene Corp.*	13,334	244,946
Chemed Corp.	7,245	247,055
CorVel Corp.*	2,650	87,185
Cross Country Healthcare, Inc.*	9,885	118,225
Emergency Medical Services Corp., Class A*	2,900	65,453
Emeritus Corp.*	3,100	76,415
Ensign Group, Inc. (The)	200	1,922
Genoptix, Inc.*	1,300	35,659
Gentiva Health Services, Inc.*	8,449	183,681
HealthExtras, Inc.*	9,453	266,764
Healthsouth Corp.*	23,800	468,146
Healthspring, Inc.*	14,600	245,864
Healthways, Inc.*	10,646	388,898
HMS Holdings Corp.*	6,800	175,236
Hythiam, Inc.*	12,700	34,417
inVentiv Health, Inc.*	9,500	282,435
IPC The Hospitalist Co., Inc.*	1,200	28,164
Kindred Healthcare, Inc.*	8,521	202,203
Landauer, Inc.	2,837	151,070
LCA-Vision, Inc.	5,990	60,559
LHC Group, Inc.*	4,600	71,760
Magellan Health Services, Inc.*	11,860	457,677
Matria Healthcare, Inc.*	6,356	162,078
Medcath Corp.*	3,375	62,640
Molina Healthcare, Inc.*	4,234	105,130
MWI Veterinary Supply, Inc.*	2,700	93,069
National Healthcare Corp.	1,700	85,153
Nighthawk Radiology Holdings, Inc.*	6,700	50,250
Odyssey HealthCare, Inc.*	10,523	96,285
Owens & Minor, Inc.	12,192	552,541
PharMerica Corp.*	8,309	141,502
Providence Service Corp. (The)*	3,775	106,229
PSS World Medical, Inc.*	19,391	319,370
Psychiatric Solutions, Inc.*	16,444	570,771
RehabCare Group, Inc.*	5,460	92,820
Res-Care, Inc.*	7,545	122,908
Skilled Healthcare Group, Inc., Class A*	7,200	87,120
Sun Healthcare Group, Inc.*	13,100	172,265
Sunrise Senior Living, Inc.*	13,573	291,141
Triple-S Management Corp., Class B*	4,400	80,256
Universal American Corp.*	13,990	150,113
Virtual Radiologic Corp.*	1,500	20,955

		9,351,398

108 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Health Care Technology (0.4%)
Allscripts Healthcare Solutions, Inc.*	16,894	$188,537
Computer Programs & Systems, Inc.	3,160	60,103
Eclipsys Corp.*	13,937	289,472
MedAssets, Inc.*	3,400	51,034
Omnicell, Inc.*	10,300	123,806
Phase Forward, Inc.*	12,500	230,000
TriZetto Group*	12,548	264,135
Vital Images, Inc.*	5,365	81,012

		1,288,099

Hotels, Restaurants & Leisure (2.4%)
AFC Enterprises*	8,675	89,786
Ambassadors Group, Inc.	4,700	91,462
Ambassadors International, Inc.	3,400	17,136
Ameristar Casinos, Inc.	7,192	123,487
Bally Technologies, Inc.*	16,057	540,960
Benihana, Inc., Class A*	2,300	23,874
BJ’s Restaurants, Inc.*	5,400	75,276
Bluegreen Corp.*	4,800	33,744
Bob Evans Farms, Inc.	9,459	265,514
Buffalo Wild Wings, Inc.*	4,730	145,447
California Pizza Kitchen, Inc.*	7,720	120,355
Carrols Restaurant Group, Inc.*	3,300	26,565
CBRL Group, Inc.	6,800	251,192
CEC Entertainment, Inc.*	7,048	262,186
Chipotle Mexican Grill, Inc., Class B*	9,700	824,209
Churchill Downs, Inc.	2,500	127,625
CKE Restaurants, Inc.	17,497	183,543
Denny’s Corp.*	29,100	91,665
Domino’s Pizza, Inc.	12,660	168,125
Dover Downs Gaming & Entertainment, Inc.	5,043	40,747
Gaylord Entertainment Co.*	12,136	359,468
Great Wolf Resorts, Inc.*	9,200	56,212
IHOP Corp.	5,260	245,326
Isle of Capri Casinos, Inc.*	5,651	38,088
Jack in the Box, Inc.*	17,140	458,495
Jamba, Inc.*	16,600	41,666
Krispy Kreme Doughnuts, Inc.*	19,663	60,759
Landry’s Restaurants, Inc.	4,014	64,104
Life Time Fitness, Inc.*	10,200	370,770
Lodgian, Inc.*	4,120	40,005
Magna Entertainment Corp., Class A*	10,961	3,836
Marcus Corp.	5,334	88,491
McCormick & Schmick’s Seafood Restaurants, Inc.*	4,700	56,541
Monarch Casino & Resort, Inc.*	2,730	36,145
Morgans Hotel Group Co.*	5,800	81,142
Morton’s Restaurant Group, Inc.*	3,600	28,764
MTR Gaming Group, Inc.*	6,400	39,232
Multimedia Games, Inc.*	7,943	33,837
O’Charleys, Inc.	7,025	81,490
P.F. Chang’s China Bistro, Inc.*	6,785	210,539
Papa John’s International, Inc.*	6,724	181,548
Peet’s Coffee & Tea, Inc.*	4,482	104,117
Pinnacle Entertainment, Inc.*	18,196	282,402
Premier Exhibitions, Inc.*	8,800	51,128
Red Robin Gourmet Burgers, Inc.*	5,159	211,932
Riviera Holdings Corp.*	2,400	39,624
Ruby Tuesday, Inc.	16,760	142,628
Ruth’s Chris Steak House, Inc.*	6,800	49,980
Shuffle Master, Inc.*	11,165	54,820
Six Flags, Inc.*	23,100	41,580
Sonic Corp.*	18,410	404,836
Speedway Motorsports, Inc.	3,445	89,708
Steak N Shake Co. (The)*	6,772	53,499
Texas Roadhouse, Inc., Class A*	16,175	190,865
Town Sports International Holdings, Inc.*	4,900	36,358
Triarc Cos., Inc., Class B	16,895	119,954
Trump Entertainment Resorts, Inc.*	9,700	27,063
Vail Resorts, Inc.*	9,508	464,276
WMS Industries, Inc.*	12,277	444,305

		8,888,431

Household Durables (1.0%)
American Greetings Corp., Class A	15,200	272,080
Avatar Holdings, Inc.*	1,792	73,221
Beazer Homes USA, Inc.	12,000	132,840
Blyth, Inc.	7,420	124,953
Brookfield Homes Corp.	3,447	54,256
Champion Enterprises, Inc.*	23,384	241,323
CSS Industries, Inc.	2,505	78,331
Ethan Allen Interiors, Inc.	7,600	208,772
Furniture Brands International, Inc.	14,535	196,949
Helen of Troy Ltd.*	8,900	150,499
Hooker Furniture Corp.	3,175	66,580
Hovnanian Enterprises, Inc., Class A*	11,500	135,930
iRobot Corp.*	4,800	76,992
La-Z-Boy, Inc.	13,700	87,269
Libbey, Inc.	4,500	63,900

2008 Semiannual Report 109

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Household Durables (continued)

Lifetime Brands, Inc.	3,938	$33,552
M/I Homes, Inc.	3,792	65,033
Meritage Homes Corp.*	8,000	151,760
National Presto Industries, Inc.	1,181	63,998
Palm Harbor Homes, Inc.*	2,641	22,739
Russ Berrie & Co., Inc.*	4,157	58,281
Sealy Corp.	12,400	75,640
Skyline Corp.	2,218	61,039
Standard Pacific Corp.	20,000	101,200
Syntax-Brillian Corp.*	16,900	20,618
Tarragon Corp.*	1,687	4,116
Tempur-Pedic International, Inc.	22,800	253,308
Tupperware Brands Corp.	18,538	730,397
Universal Electronics, Inc.*	4,456	114,519
WCI Communities, Inc.*	9,498	31,249

		3,751,344

Household Products (0.1%)
Central Garden and Pet Co., Class A*	21,712	108,994
Spectrum Brands, Inc.*	12,400	55,676
WD-40 Co.	5,427	168,888

		333,558

Independent Power Producers & Energy Traders (0.1%)
Ormat Technologies, Inc.	4,230	208,539

Industrial Conglomerates (0.4%)
Raven Industries, Inc.	4,980	152,587
Standex International Corp.	3,954	83,351
Tredegar Corp.	8,106	132,452
Walter Industries, Inc.	15,700	1,088,952

		1,457,342

Insurance (3.3%)
American Equity Investment Life Holding Co.	17,485	168,730
American Physicians Capital, Inc.	2,775	128,621
Amerisafe, Inc.*	6,400	91,264
Amtrust Financial Services, Inc.	8,100	125,955
Argo Group International Holdings Ltd.*	8,362	299,527
Argo Group International Holdings Ltd.	200	7,164
Aspen Insurance Holdings Ltd.	26,600	691,334
Assured Guaranty Ltd.	24,200	612,018
Baldwin & Lyons, Inc., Class B	2,281	54,219
Castlepoint Holdings Ltd.	2,800	25,760
Citizens, Inc.*	11,600	81,780
CNA Surety Corp.*	3,800	50,274
Commerce Group, Inc.	14,200	517,448
Crawford & Co., Class B*	6,920	35,915
Darwin Professional Underwriters, Inc.*	2,100	51,975
Delphi Financial Group, Inc., Class A	13,159	358,188
Donegal Group, Inc., Class A	2,988	50,766
eHealth, Inc.*	4,100	110,905
EMC Insurance Group, Inc.	1,670	48,764
Employers Holdings, Inc.	15,160	289,253
Enstar Group Ltd.*	1,900	206,606
FBL Financial Group, Inc., Class A	3,647	100,985
First Acceptance Corp.*	2,500	7,775
First Mercury Financial Corp.*	4,200	66,360
Flagstone Reinsurance Holdings Ltd	2,700	33,021
FPIC Insurance Group, Inc.*	2,950	137,264
Greenlight Capital Re Ltd., Class A*	3,800	66,576
Hallmark Financial Services*	400	4,332
Harleysville Group, Inc.	4,258	155,204
Hilb, Rogal & Hobbs Co.	10,549	305,183
Hilltop Holdings, Inc.*	13,962	147,439
Horace Mann Educators Corp.	12,559	212,498
Independence Holding Co.	620	8,308
Infinity Property & Casualty Corp.	4,985	193,219
IPC Holdings Ltd.	16,200	471,582
Kansas City Life Insurance Co.	1,000	50,000
LandAmerica Financial Group, Inc.	4,723	135,550
Max Capital Group Ltd.	17,000	397,970
Meadowbrook Insurance Group, Inc.	7,500	54,300
Montpelier Re Holdings Ltd.	29,000	478,500
National Financial Partners Corp.	11,401	306,915
National Interstate Corp.	2,000	45,500
National Western Life Insurance Co., Class A	569	144,310
Navigators Group, Inc.*	3,992	195,608
NYMAGIC, Inc.	1,900	43,225
Odyssey Re Holdings Corp.	8,160	291,965
Phoenix Cos., Inc. (The)	34,576	449,488
Platinum Underwriters Holdings Ltd.	15,000	538,050
PMA Capital Corp., Class A*	10,223	94,869
Presidential Life Corp.	6,981	118,398
ProAssurance Corp.*	10,117	534,481
RAM Holdings Ltd.*	5,600	9,632
RLI Corp.	5,914	283,872
Safety Insurance Group, Inc.	5,005	179,679

110 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Insurance (continued)

SeaBright Insurance Holdings, Inc.*	6,900	$107,088
Security Capital Assurance Ltd.	8,000	8,000
Selective Insurance Group	16,668	355,362
State Auto Financial Corp.	3,700	101,935
Stewart Information Services Corp.	5,302	129,846
Tower Group, Inc.	6,100	143,289
United America Indemnity Ltd., Class A*	6,500	100,490
United Fire & Casualty Co.	6,717	221,325
Validus Holdings Ltd.	4,000	91,000
Zenith National Insurance Corp. (b)	11,252	417,899

		11,944,758

Internet & Catalog Retail (0.8%)
1-800-FLOWERS.COM, Inc., Class A*	7,746	68,320
Blue Nile, Inc.*	4,103	203,796
FTD Group, Inc.	6,100	83,875
Gaiam, Inc., Class A*	5,400	95,040
GSI Commerce, Inc.*	6,223	86,624
NetFlix, Inc.*	12,680	405,507
Orbitz Worldwide, Inc.*	8,700	69,165
Overstock.com, Inc.*	5,100	98,022
PetMed Express, Inc.*	7,000	78,540
priceline.com, Inc.*	11,399	1,454,968
Shutterfly, Inc.*	4,800	78,480
Stamps.com, Inc.*	5,716	78,366
Systemax, Inc.	3,400	54,400
Valuevision Media, Inc., Class A*	9,758	54,547

		2,909,650

Internet Software & Services (2.4%)
Ariba, Inc.*	25,775	305,949
Art Technology Group, Inc.*	39,000	139,620
AsiaInfo Holdings, Inc.*	9,700	118,049
Bankrate, Inc.*	3,455	180,489
Chordiant Software, Inc.*	10,440	47,606
CMGI, Inc.*	14,824	205,016
CNET Networks, Inc.*	45,736	354,454
comScore, Inc.*	1,500	28,305
Constant Contact, Inc.*	2,400	42,840
DealerTrack Holdings, Inc.*	10,900	209,716
Dice Holdings, Inc.*	3,700	25,234
Digital River, Inc.*	11,488	377,381
DivX, Inc.*	7,400	55,352
EarthLink, Inc.*	33,585	306,631
Equinix, Inc.*	10,860	981,961
Greenfield Online, Inc.*	7,100	81,011
HSW International, Inc.*	2,300	9,223
Imergent, Inc.	3,700	42,217
Infospace, Inc.	10,209	123,121
Internap Network Services Corp.*	15,350	73,834
Internet Brands, Inc., Class A*	400	2,604
Internet Capital Group, Inc.*	10,400	104,520
Interwoven, Inc.*	13,361	150,445
iPass, Inc.*	13,171	37,537
j2 Global Communications, Inc.*	14,280	305,592
Keynote Systems, Inc.*	5,700	65,835
Knot, Inc. (The)*	8,500	99,790
Limelight Networks, Inc.*	3,700	10,286
Liquidity Services, Inc.*	2,835	23,105
LivePerson, Inc.*	9,000	30,330
LoopNet, Inc.*	8,400	94,836
Marchex, Inc., Class B	8,700	89,871
MercadoLibre, Inc.*	4,900	247,842
Move, Inc.*	28,339	89,268
NIC, Inc.	9,800	63,504
Omniture, Inc.*	13,391	305,583
On2 Technologies, Inc.*	40,300	35,061
Openwave Systems, Inc.	26,014	55,670
Perficient, Inc.*	9,900	90,882
RealNetworks, Inc.*	29,428	181,276
S1 Corp.*	16,378	110,715
SAVVIS, Inc.*	8,430	123,500
Sohu.com, Inc.*	8,046	556,220
SonicWALL, Inc.*	18,751	144,195
Switch & Data Facilities Co., Inc.*	4,100	62,074
TechTarget, Inc.*	1,500	20,130
Terremark Worldwide, Inc.*	16,090	96,862
TheStreet.com, Inc.	6,900	53,889
Travelzoo, Inc.*	2,360	26,290
United Online, Inc.	20,370	217,552
ValueClick, Inc.*	30,234	603,168
Vignette Corp.*	8,131	93,913
VistaPrint Ltd.*	13,000	442,390
Vocus, Inc.*	4,000	111,160
Websense, Inc.*	13,750	267,438

		8,721,342

IT Services (1.8%)
BearingPoint, Inc.*	66,115	122,313
CACI International, Inc., Class A*	9,400	471,128
Cass Information Systems, Inc.	1,570	52,940
Ciber, Inc.*	14,754	92,360
CSG Systems International, Inc.*	10,887	131,733
CyberSource Corp.*	19,446	352,945
Euronet Worldwide, Inc.*	14,008	247,661

2008 Semiannual Report 111

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

IT Services (continued)

ExlService Holdings, Inc.*	6,300	$158,256
Forrester Research, Inc.*	4,481	129,232
Gartner, Inc.*	19,726	452,120
Gevity HR, Inc.	8,353	56,968
Global Cash Access Holdings, Inc.*	11,400	70,452
Heartland Payment Systems, Inc.	4,900	107,310
iGate Corp.*	4,900	39,837
Information Services Group, Inc.*	9,400	48,692
infoUSA, Inc.	7,600	43,092
Integral Systems, Inc.	2,951	101,780
Lionbridge Technologies*	16,400	48,380
Mantech International Corp., Class A*	5,996	286,429
MAXIMUS, Inc.	5,622	213,186
MPS Group, Inc.*	28,126	301,792
Ness Technologies, Inc.*	10,775	97,729
Online Resources Corp.*	9,000	90,990
Perot Systems Corp., Class A*	25,048	391,751
RightNow Technologies, Inc.*	5,700	68,229
Safeguard Scientifics, Inc.*	28,900	46,240
SAIC, Inc.*	54,370	1,033,030
Sapient Corp.*	24,962	177,729
SI International, Inc.*	4,128	94,696
SRA International, Inc., Class A*	12,600	331,002
SYKES Enterprises, Inc.*	10,067	167,314
Syntel, Inc.	3,940	130,453
TNS, Inc.*	7,500	172,500
Virtusa Corp.*	400	4,436
Wright Express Corp.*	12,075	398,475

		6,733,180

Leisure Equipment & Products (0.4%)
Arctic Cat, Inc.	4,478	33,943
Callaway Golf Co.	20,169	277,122
JAKKS Pacific, Inc.*	8,537	200,534
Leapfrog Enterprises, Inc.*	10,740	89,250
Marine Products Corp.	1,926	14,175
MarineMax, Inc.*	5,200	59,280
Nautilus, Inc.	9,430	34,042
Polaris Industries, Inc.	10,100	470,155
RC2 Corp.*	5,765	106,653
Smith & Wesson Holding Corp.*	9,400	70,500
Steinway Musical Instruments*	2,900	84,100
Sturm Ruger & Co., Inc.*	6,700	50,384

		1,490,138

Life Sciences Tools & Services (1.4%)
Affymetrix, Inc.*	20,900	228,019
Albany Molecular Research, Inc.*	7,585	88,138
AMAG Pharmaceuticals, Inc.*	5,060	207,612
Bio-Rad Laboratories, Inc., Class A*	5,415	451,340
Bruker Corp.*	18,613	225,590
Cambrex Corp.	7,824	45,770
Dionex Corp.*	5,745	449,374
Enzo Biochem, Inc.*	7,864	64,328
eResearchTechnology, Inc.*	11,989	146,026
Exelixis, Inc.*	31,740	241,541
Illumina, Inc.*	16,080	1,252,471
Kendle International, Inc.*	3,900	166,491
Luminex Corp.*	10,560	206,026
Medivation, Inc.*	6,600	100,980
Nektar Therapeutics*	28,095	135,418
PAREXEL International Corp.*	16,902	429,311
PharmaNet Development Group, Inc.*	5,725	136,598
Varian, Inc.*	9,269	472,070

		5,047,103

Machinery (3.4%)
3D Systems Corp.*	5,300	80,507
Accuride Corp.*	5,578	44,457
Actuant Corp., Class A	16,560	560,887
Albany International Corp., Class A	8,267	300,092
Altra Holdings, Inc.*	3,500	53,305
American Railcar Industries, Inc.	2,700	55,674
Ampco-Pittsburgh Corp.	2,300	104,006
Astec Industries, Inc.*	5,659	207,402
Badger Meter, Inc.	4,200	218,694
Barnes Group, Inc.	13,114	342,013
Blount International, Inc.*	11,700	144,729
Briggs & Stratton Corp. (a)	14,380	218,864
Bucyrus International, Inc.	11,221	1,413,061
Cascade Corp.	3,146	136,065
Chart Industries, Inc.*	4,200	170,688
CIRCOR International, Inc.	4,985	240,127
Clarcor, Inc.	15,494	650,128
Columbus McKinnon Corp.*	5,500	155,705
Commercial Vehicle Group, Inc.*	5,400	65,070
Dynamic Materials Corp.	3,730	175,422
EnPro Industries, Inc.*	6,500	235,950
ESCO Technologies, Inc.*	7,853	365,636
Federal Signal Corp.	13,843	192,141
Flow International Corp.*	11,700	117,351
Force Protection, Inc.*	21,200	63,388
FreightCar America, Inc.	3,830	147,072

112 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Machinery (continued)

Gehl Co.*	2,995	$46,213
Gorman-Rupp Co. (The)	3,897	136,512
Greenbrier Cos., Inc.	4,390	99,873
Hardinge, Inc.	3,400	56,712
Hurco Cos., Inc.*	1,700	77,843
Kadant, Inc.*	4,303	112,222
Kaydon Corp.	8,548	447,659
LB Foster Co., Class A*	3,200	102,720
Lindsay Corp.	3,528	367,335
Middleby Corp.*	4,370	274,217
Miller Industries, Inc.*	2,500	28,200
Mueller Industries, Inc.	10,525	340,694
Mueller Water Products, Inc., Class A	34,470	277,483
NACCO Industries, Inc., Class A	1,522	136,828
Nordson Corp.	10,197	601,929
RBC Bearings, Inc.*	6,500	259,805
Robbins & Myers, Inc.	8,546	340,644
Sun Hydraulics Corp.	3,450	104,121
Tecumseh Products Co., Class A*	4,701	147,282
Tennant Co.	4,624	157,817
Titan International, Inc.	7,300	260,099
Titan Machinery, Inc.*	1,800	32,778
Trimas Corp.*	2,700	16,659
TurboChef Technologies, Inc.*	6,300	54,558
Twin Disc, Inc.	3,000	54,090
Valmont Industries, Inc.	5,615	552,853
Wabash National Corp.	8,240	69,051
Wabtec Corp.	14,678	629,393
Watts Water Technologies, Inc., Class A	9,130	245,323
Xerium Technologies, Inc.	6,200	10,478

		12,499,825

Marine (0.3%)
American Commercial Lines, Inc.*	15,300	242,046
Eagle Bulk Shipping, Inc.	14,200	417,906
Genco Shipping & Trading Ltd.	6,100	412,665
Horizon Lines, Inc., Class A	9,300	98,115
TBS International Ltd., Class A*	1,500	60,270
Ultrapetrol Bahamas Ltd.*	4,800	46,128

		1,277,130

Media (1.5%)
AH Belo Corp., Class A*	4,900	47,775
Arbitron, Inc.	8,553	409,176
Belo Corp., Class A	25,800	260,580
Carmike Cinemas, Inc.	4,715	38,663
Charter Communications, Inc., Class A*	122,620	131,203
Cinemark Holdings, Inc.	7,200	106,632
Citadel Broadcasting Co.	56,760	77,194
CKX, Inc.	11,700	105,300
Cox Radio, Inc., Class A*	9,590	111,532
Cross Media Marketing Corp.* (c)	100	0
Crown Media Holdings, Inc., Class A*	4,358	19,872
Cumulus Media, Inc., Class A*	9,994	58,965
DG FastChannel, Inc.*	4,600	85,790
Dolan Media Co.*	3,600	62,424
Emmis Communications Corp., Class A*	9,047	28,136
Entercom Communications Corp., Class A	9,800	103,880
Entravision Communications Corp., Class A*	19,373	135,417
Fisher Communications, Inc.*	2,000	65,520
GateHouse Media, Inc.	7,210	38,213
Gemstar-TV Guide International, Inc.*	71,400	287,742
Global Sources Ltd.*	5,570	77,367
Gray Television, Inc.	13,258	62,313
Harris Interactive, Inc.*	14,700	36,750
Interactive Data Corp.	10,200	275,196
Journal Communications, Inc., Class A	11,920	68,659
Knology, Inc.*	7,100	91,022
Lakes Entertainment, Inc.*	5,900	27,376
Lee Enterprises, Inc.	14,300	110,539
Lin TV Corp., Class A*	8,500	85,170
Live Nation, Inc.*	22,300	307,517
LodgeNet Interactive Corp.*	7,389	45,221
Martha Stewart Living Omnimedia, Class A*	8,408	66,507
Marvel Entertainment, Inc.*	15,050	431,785
Media General, Inc., Class A	6,900	101,292
Mediacom Communications Corp., Class A*	16,541	70,961
Morningstar, Inc.*	3,600	208,728
National CineMedia, Inc.	12,820	245,631
Nexstar Broadcasting Group, Inc., Class A*	1,500	8,460
Playboy Enterprises, Inc., Class B*	6,834	57,132
Primedia, Inc.	12,866	87,103
Radio One, Inc., Class D*	20,360	20,360
RCN Corp.	9,430	108,068

2008 Semiannual Report 113

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Media (continued)

Salem Communications Corp., Class A	2,100	$7,140
Scholastic Corp.*	9,322	262,414
Sinclair Broadcast Group, Inc., Class A	15,235	133,916
Spanish Broadcasting System, Inc., Class A*	12,479	20,590
Sun-Times Media Group, Inc., Class A*	21,974	15,821
Valassis Communications, Inc.*	14,600	207,320
Value Line, Inc.	100	4,476
Westwood One, Inc.*	21,100	35,237
World Wrestling Entertainment, Inc., Class A	6,969	123,003

		5,577,088

Metals & Mining (1.5%)
AM Castle & Co.	3,800	117,458
AMCOL International Corp.	7,250	215,325
Apex Silver Mines Ltd.*	17,900	179,895
Brush Engineered Materials, Inc.*	6,236	193,378
Century Aluminum Co.*	8,807	610,237
Coeur d’Alene Mines Corp.*	147,955	454,222
Compass Minerals International, Inc.	9,660	608,580
Esmark, Inc.*	3,100	51,739
General Moly, Inc.*	16,800	151,872
Haynes International, Inc.*	3,500	219,275
Hecla Mining Co.*	36,338	372,828
Horsehead Holding Corp.*	900	12,618
Kaiser Aluminum Corp.	4,600	315,698
Olympic Steel, Inc.	2,700	138,240
Royal Gold, Inc.	7,775	219,955
RTI International Metals, Inc.*	7,010	288,742
Schnitzer Steel Industries, Inc., Class A	6,579	578,952
Stillwater Mining Co.*	12,735	180,582
Universal Stainless & Alloy Products, Inc.*	2,100	80,346
US Gold Corp.*	17,800	36,490
Worthington Industries, Inc.	19,675	354,347

		5,380,779

Multi-Utilities (0.5%)
Aquila, Inc.*	107,485	386,946
Avista Corp.	16,076	330,040
Black Hills Corp.	11,380	443,934
CH Energy Group, Inc.	4,863	171,956
NorthWestern Corp.	11,900	295,358
PNM Resources, Inc.	23,300	337,617

		1,965,851

Multiline Retail (0.1%)
99 Cents Only Stores*	14,416	137,096
Bon-Ton Stores, Inc. (The)	2,760	24,205
Fred’s, Inc., Class A	12,460	138,057
Retail Ventures, Inc.*	6,405	32,858
Tuesday Morning Corp.*	10,442	56,804

		389,020

Natural Gas Utilities (0.9%)
EnergySouth, Inc.	1,900	102,695
Laclede Group, Inc. (The)	6,600	249,612
New Jersey Resources Corp.	12,737	405,674
Nicor, Inc.	12,987	456,103
Northwest Natural Gas Co.	8,216	368,652
Piedmont Natural Gas Co.	22,500	591,525
South Jersey Industries, Inc.	8,904	325,085
Southwest Gas Corp.	12,286	354,697
WGL Holdings, Inc.	14,895	488,556

		3,342,599

Oil, Gas & Consumable Fuels (5.1%)
Alon USA Energy, Inc.	4,100	57,195
Alpha Natural Resources, Inc.*	20,800	1,011,920
APCO Argentina, Inc.	2,100	51,702
Approach Resources, Inc.*	1,900	36,005
Arena Resources, Inc.*	9,200	413,080
Arlington Tankers Ltd.	3,200	71,584
Atlas America, Inc.	6,865	477,529
ATP Oil & Gas Corp.*	7,800	224,172
Aventine Renewable Energy Holdings, Inc.*	9,810	43,066
Berry Petroleum Co., Class A	11,980	593,250
Bill Barrett Corp.*	9,300	478,299
Bois d’Arc Energy, Inc.*	4,800	114,720
BPZ Resources, Inc.*	18,700	364,276
Brigham Exploration Co.*	14,902	140,675
Callon Petroleum Co.*	6,400	128,000
Carrizo Oil & Gas, Inc.*	8,040	510,460
Clayton Williams Energy, Inc.*	1,900	120,061
Clean Energy Fuels Corp.*	3,300	42,966
Comstock Resources, Inc.*	13,431	610,976
Concho Resources, Inc.*	6,300	173,691
Contango Oil & Gas Co.*	3,900	298,857
Crosstex Energy, Inc.	11,200	387,632
CVR Energy, Inc.*	6,200	133,486

114 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Oil, Gas & Consumable Fuels (continued)

Delek US Holdings, Inc.	2,500	$27,575
Delta Petroleum Corp.*	19,880	487,855
Double Hull Tankers, Inc.	6,800	69,700
Edge Petroleum Corp.*	9,136	47,690
Encore Acquisition Co.*	16,075	733,502
Energy Partners Ltd.*	8,861	107,661
Evergreen Energy, Inc.*	23,660	34,780
EXCO Resources, Inc.*	18,700	417,384
FX Energy, Inc.*	12,600	62,748
General Maritime Corp.	8,800	229,944
GeoGlobal Resources, Inc.*	11,600	26,796
GeoMet, Inc.*	3,000	20,250
GMX Resources, Inc.*	4,100	148,994
Golar LNG Ltd.	9,900	198,594
Goodrich Petroleum Corp.*	5,795	195,755
Gulfport Energy Corp.*	7,100	82,289
Harvest Natural Resources, Inc.*	10,865	103,109
International Coal Group, Inc.*	36,300	288,948
Knightsbridge Tankers Ltd.	5,400	155,844
Mariner Energy, Inc.*	26,300	724,828
McMoRan Exploration Co.*	13,707	375,846
Meridian Resource Corp.*	24,300	51,516
Nordic American Tanker Shipping Ltd.	9,100	306,852
Nova Biosource Fuels, Inc.*	4,400	5,016
Oilsands Quest, Inc.*	41,000	178,350
Pacific Ethanol, Inc.*	11,400	39,102
Parallel Petroleum Corp.*	12,565	266,252
Penn Virginia Corp.	12,380	649,950
PetroHawk Energy Corp.*	57,819	1,366,841
Petroleum Development Corp.*	4,556	342,748
Petroquest Energy, Inc.*	12,700	263,906
Rentech, Inc.*	52,000	65,520
Rex Energy Corp.*	3,100	67,270
Rosetta Resources, Inc.*	15,105	329,138
Ship Finance International Ltd.	9,600	291,072
Stone Energy Corp.*	8,459	515,492
Swift Energy Co.*	9,020	470,303
Teekay Tankers Ltd., Class A	4,200	84,756
Toreador Resources Corp.*	5,400	44,334
TXCO Resources, Inc.*	10,500	134,190
Uranium Resources, Inc.*	13,900	82,844
USEC, Inc.*	32,813	152,252
Vaalco Energy, Inc.*	18,400	119,232
Venoco, Inc.*	3,400	51,102
VeraSun Energy Corp.*	15,625	97,500
Verenium Corp.*	13,133	39,399
Warren Resources, Inc.*	17,740	217,847
Whiting Petroleum Corp.*	12,655	968,361
World Fuel Services Corp.	8,720	214,163

		18,439,002

Paper & Forest Products (0.3%)
AbitibiBowater, Inc.*	16,450	162,362
Buckeye Technologies, Inc.*	10,090	87,077
Deltic Timber Corp.	2,856	150,654
Mercer International, Inc.*	8,620	57,840
Neenah Paper, Inc.	4,600	105,708
P.H. Glatfelter Co.	12,910	188,357
Schweitzer-Mauduit International, Inc.	4,542	100,514
Wausau Paper Corp.	12,047	93,244

		945,756

Personal Products (0.3%)
American Oriental Bioengineering, Inc.*	17,200	165,464
Chattem, Inc.*	5,126	358,205
Elizabeth Arden, Inc.*	7,507	138,954
Inter Parfums, Inc.	2,700	78,192
Mannatech, Inc.	6,100	39,833
Nu Skin Enterprises, Inc., Class A	15,298	274,293
Prestige Brands Holdings, Inc.*	10,200	91,596
Revlon, Inc., Class A*	53,406	51,270
USANA Health Sciences, Inc.*	2,710	52,845

		1,250,652

Pharmaceuticals (1.4%)
Akorn, Inc.*	17,100	76,950
Alexza Pharmaceuticals, Inc.*	6,500	43,095
Alpharma, Inc., Class A*	13,148	323,572
Auxilium Pharmaceuticals, Inc.*	9,500	292,125
Bentley Pharmaceuticals, Inc.*	5,149	79,295
Biodel, Inc.*	2,100	29,064
BioForm Medical, Inc.*	1,500	7,620
BioMimetic Therapeutics, Inc.*	3,700	36,334
Cadence Pharmaceuticals, Inc.*	6,800	44,608
Caraco Pharmaceutical Laboratories Ltd.*	2,400	39,552
Cypress Bioscience, Inc.*	11,520	75,802
Discovery Laboratories, Inc.*	29,300	84,091
Durect Corp.*	19,700	89,438
Javelin Pharmaceuticals, Inc.*	9,300	24,552
Jazz Pharmaceuticals, Inc.*	1,800	16,218
KV Pharmaceutical Co., Class A*	10,723	262,070
MAP Pharmaceuticals, Inc.*	900	12,024
Medicines Co. (The)*	15,679	309,660

2008 Semiannual Report 115

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Pharmaceuticals (continued)

Medicis Pharmaceutical Corp., Class A	16,860	$347,316
Nastech Pharmaceutical Co., Inc.*	9,100	12,467
Noven Pharmaceuticals, Inc.*	7,800	70,980
Obagi Medical Products, Inc.*	2,200	17,622
Pain Therapeutics, Inc.*	11,210	77,797
Par Pharmaceutical Cos., Inc.*	10,295	175,530
Penwest Pharmaceuticals Co.* (a)	7,940	23,741
Perrigo Co.	23,111	947,320
Pozen, Inc.*	7,905	104,583
Salix Pharmaceuticals Ltd.*	14,570	102,281
Santarus, Inc.*	16,200	43,416
Sciele Pharma, Inc.*	10,735	206,863
Sirtris Pharmaceuticals, Inc.*	2,200	49,170
Somaxon Pharmaceuticals, Inc.*	4,900	22,589
Sucampo Pharmaceuticals, Inc., Class A*	500	7,160
SuperGen, Inc.*	17,134	48,147
Valeant Pharmaceuticals International*	27,000	358,560
Viropharma, Inc.*	21,200	194,192
Vivus, Inc.*	18,100	102,627
XenoPort, Inc.*	6,500	278,070

		5,036,501

Real Estate Investment Trusts (REITs) (6.2%)
Acadia Realty Trust	9,799	251,246
Agree Realty Corp.	2,500	66,600
Alesco Financial, Inc.	19,200	66,240
Alexander’s, Inc.*	600	213,780
Alexandria Real Estate Equities, Inc. (b)	9,636	1,012,069
American Campus Communities, Inc.	10,350	315,985
Anthracite Capital, Inc.	19,251	150,158
Anworth Mortgage Asset Corp.	23,200	154,976
Arbor Realty Trust, Inc.	3,730	64,417
Ashford Hospitality Trust, Inc.	31,010	179,548
Associated Estates Realty Corp.	5,600	67,760
BioMed Realty Trust, Inc.	20,803	540,878
BRT Realty Trust	3,000	45,240
Capital Trust, Inc., Class A	4,568	122,194
CapLease, Inc.	12,800	106,368
CBRE Realty Finance, Inc.	6,400	24,832
Cedar Shopping Centers, Inc.	13,600	170,000
Chimera Investment Corp.	10,300	142,861
Corporate Office Properties Trust	11,280	420,744
Cousins Properties, Inc.	12,302	312,594
Crystal River Capital, Inc.	7,800	64,350
DCT Industrial Trust, Inc.	48,770	487,700
Deerfield Capital Corp.	15,447	21,626
DiamondRock Hospitality Co.	27,460	350,115
Digital Realty Trust, Inc.	17,010	659,137
DuPont Fabros Technology, Inc.	10,700	192,600
EastGroup Properties, Inc.	7,110	339,218
Education Realty Trust, Inc.	9,200	122,728
Entertainment Properties Trust	8,514	454,307
Equity Lifestyle Properties, Inc.	6,136	303,364
Equity One, Inc.	11,125	274,788
Extra Space Storage, Inc.	19,540	328,858
FelCor Lodging Trust, Inc.	19,100	240,469
First Industrial Realty Trust, Inc.	13,802	416,958
First Potomac Realty Trust	7,700	130,823
Franklin Street Properties Corp.	16,700	246,659
Friedman Billings Ramsey Group, Inc., Class A	39,700	98,853
Getty Realty Corp.	5,435	98,428
Glimcher Realty Trust	11,578	138,936
GMH Communities Trust	9,870	93,173
Gramercy Capital Corp.	12,408	235,752
Healthcare Realty Trust, Inc.	15,400	436,282
Hersha Hospitality Trust	10,400	99,008
Highwoods Properties, Inc.	17,164	601,427
Home Properties, Inc.	10,090	530,431
IMPAC Mortgage Holdings, Inc.*	25,228	29,769
Inland Real Estate Corp.	16,370	264,376
Investors Real Estate Trust	16,697	170,309
JER Investors Trust, Inc.	7,700	59,290
Kite Realty Group Trust	6,969	94,639
LaSalle Hotel Properties	12,186	390,805
Lexington Realty Trust	18,695	269,208
LTC Properties, Inc.	7,240	197,145
Luminent Mortgage Capital, Inc.	11,557	3,005
Maguire Properties, Inc.	12,010	193,361
Medical Properties Trust, Inc.	19,810	240,692
MFA Mortgage Investments, Inc.	45,974	321,358
Mid-America Apartment Communities, Inc.	7,692	407,753
Mission West Properties, Inc.	4,400	52,316
National Health Investors, Inc.	6,437	196,908
National Retail Properties, Inc.	21,640	495,772
Nationwide Health Properties, Inc.	28,674	1,032,837
Newcastle Investment Corp.	11,897	117,661
NorthStar Realty Finance Corp.	18,820	195,163
Omega Healthcare Investors, Inc.	19,200	336,000
Parkway Properties, Inc.	4,882	193,620

116 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Real Estate Investment Trusts (continued)

Pennsylvania Real Estate Investment Trust	9,767	$245,933
Post Properties, Inc.	12,676	465,209
Potlatch Corp.	11,841	530,595
PS Business Parks, Inc.	4,645	265,880
RAIT Financial Trust	19,543	148,527
Ramco-Gershenson Properties Trust	5,739	128,955
Realty Income Corp.	30,500	802,455
Redwood Trust, Inc.	7,620	253,670
Resource Capital Corp.	7,000	60,830
Saul Centers, Inc.	3,345	166,916
Senior Housing Properties Trust	28,597	684,898
Sovran Self Storage, Inc.	6,101	272,715
Strategic Hotels & Resorts, Inc.	21,132	304,512
Sun Communities, Inc.	5,010	97,445
Sunstone Hotel Investors, Inc.	18,650	348,382
Tanger Factory Outlet Centers	9,497	383,109
U-Store-It Trust	13,410	161,859
Universal Health Realty Income Trust	3,673	123,192
Urstadt Biddle Properties, Inc., Class A	5,280	89,074
Washington Real Estate Investment Trust	13,684	486,193
Winthrop Realty Trust	11,500	50,025

		22,726,841

Real Estate Management & Development (0.1%)
Consolidated-Tomoka Land Co.	1,580	82,445
FX Real Estate and Entertainment, Inc.*	3,510	16,883
Grubb & Ellis Co.	10,000	61,400
Meruelo Maddux Properties, Inc.*	14,570	36,716
Stratus Properties, Inc.*	900	25,119
Tejon Ranch Co.*	3,443	145,501
Thomas Properties Group, Inc.	7,900	65,807

		433,871

Road & Rail (0.6%)
AMERCO*	2,704	155,291
Arkansas Best Corp.	6,325	249,711
Celadon Group, Inc.*	7,500	77,175
Dollar Thrifty Automotive Group*	6,700	88,373
Genesee & Wyoming, Inc., Class A*	8,880	316,838
Heartland Express, Inc.	17,646	272,984
Knight Transportation, Inc.	16,620	282,374
Marten Transport Ltd.*	3,745	61,043
Old Dominion Freight Line, Inc.*	9,079	278,725
Patriot Transportation Holding, Inc.*	300	24,405
Saia, Inc.*	4,255	58,762
Universal Truckload Services, Inc.*	1,200	25,164
Werner Enterprises, Inc.	13,662	265,726

		2,156,571

Semiconductors & Semiconductor Equipment (3.2%)
Actel Corp.*	8,109	133,636
Advanced Analogic Technologies, Inc.*	11,900	82,348
Advanced Energy Industries, Inc.*	10,945	153,230
Amkor Technology, Inc.*	31,700	302,735
Anadigics, Inc.*	19,200	214,272
Applied Micro Circuits Corp.*	20,517	179,729
Asyst Technologies, Inc.*	13,409	48,004
Atheros Communications, Inc.*	17,865	475,566
ATMI, Inc.*	10,257	301,966
AuthenTec, Inc.*	2,000	26,820
Axcelis Technologies, Inc.*	27,933	150,838
Brooks Automation, Inc.*	20,178	209,044
Cabot Microelectronics Corp.*	7,232	246,250
Cavium Networks, Inc.*	2,100	43,155
Cirrus Logic, Inc.*	26,897	192,314
Cohu, Inc.	6,745	117,161
Conexant Systems, Inc.* (b)	140,140	69,369
Credence Systems Corp.*	27,422	28,519
Cymer, Inc.*	8,738	227,101
Diodes, Inc.*	8,640	233,626
DSP Group, Inc.*	9,648	126,678
Eagle Test Systems, Inc.*	4,000	48,280
Entegris, Inc.*	34,454	259,783
Entropic Communications, Inc.*	300	1,284
Exar Corp.*	13,364	112,658
FEI Co.*	11,068	242,057
FormFactor, Inc.*	14,537	280,128
Hittite Microwave Corp.*	4,500	178,650
IXYS Corp.*	7,302	52,355
Kulicke & Soffa Industries, Inc.*	17,068	112,478
Lattice Semiconductor Corp.* (b)	35,575	120,599
LTX Corp.*	18,473	53,572
Mattson Technology, Inc.*	14,274	69,229
Micrel, Inc.	16,258	159,654
Microsemi Corp.*	23,008	563,696
Microtune, Inc.*	16,850	59,480
MIPS Technologies, Inc.*	13,674	62,080
MKS Instruments, Inc.*	13,823	315,856

2008 Semiannual Report 117

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Semiconductors & Semiconductor Equipment (continued)

Monolithic Power Systems, Inc.*	7,800	$178,620
Netlogic Microsystems, Inc.*	5,100	167,229
OmniVision Technologies, Inc.*	16,728	268,317
ON Semiconductor Corp.*	96,364	719,839
PDF Solutions, Inc.*	7,500	35,850
Pericom Semiconductor Corp.*	8,000	136,320
Photronics, Inc.*	11,192	118,635
PLX Technology, Inc.*	7,100	61,273
PMC — Sierra, Inc.*	64,600	501,942
RF Micro Devices, Inc.*	80,260	270,476
Rubicon Technology, Inc.*	1,500	33,090
Rudolph Technologies, Inc.*	8,787	89,276
Semitool, Inc.*	6,018	53,139
Semtech Corp.*	18,435	299,384
Sigma Designs, Inc.*	8,700	155,556
Silicon Image, Inc.*	25,406	151,674
Silicon Storage Technology, Inc.*	25,684	78,850
SiRF Technology Holdings, Inc.*	18,575	109,778
Skyworks Solutions, Inc.*	46,237	401,800
Spansion, Inc., Class A*	31,300	103,290
Standard Microsystems Corp.*	6,661	197,499
Supertex, Inc.*	3,480	74,681
Techwell, Inc.*	3,200	33,600
Tessera Technologies, Inc.*	14,528	294,047
Trident Microsystems, Inc.*	18,773	81,475
TriQuint Semiconductor, Inc.*	42,439	279,673
Ultra Clean Holdings, Inc.*	6,000	64,140
Ultratech, Inc.*	7,450	106,237
Veeco Instruments, Inc.*	9,642	181,559
Volterra Semiconductor Corp.*	6,700	100,902
Zoran Corp.*	15,159	199,492

		11,801,843

Software (3.9%)
ACI Worldwide, Inc.*	10,996	243,012
Actuate Corp.*	18,800	76,516
Advent Software, Inc.*	5,293	210,979
Ansoft Corp.*	5,000	165,800
Ansys, Inc.*	22,772	916,118
ArcSight, Inc.*	600	4,614
Blackbaud, Inc.	13,394	314,625
Blackboard, Inc.*	8,800	303,952
Borland Software Corp.*	24,546	43,446
Bottomline Technologies, Inc.*	6,800	72,420
Commvault Systems, Inc.*	10,900	134,070
Concur Technologies, Inc.*	13,000	430,820
Deltek, Inc.*	1,700	20,876
Double-Take Software, Inc.*	2,800	41,664
Epicor Software Corp.*	17,789	142,312
EPIQ Systems, Inc.*	9,575	147,838
FalconStor Software, Inc.*	10,099	82,307
i2 Technologies, Inc.*	5,100	53,550
Informatica Corp.*	26,453	422,190
Interactive Intelligence, Inc.*	4,200	53,298
InterVoice, Inc.*	12,556	78,726
Jack Henry & Associates, Inc.	23,735	623,756
JDA Software Group, Inc.*	7,929	149,858
Lawson Software, Inc.*	37,540	299,945
Macrovision Solutions Corp.*	15,452	243,833
Magma Design Automation, Inc.*	12,598	117,539
Manhattan Associates, Inc.*	7,840	203,918
Mentor Graphics Corp.*	27,200	273,904
MICROS Systems, Inc.*	24,468	872,284
MicroStrategy, Inc., Class A*	2,886	256,075
Midway Games, Inc.*	7,137	18,342
Monotype Imaging Holdings, Inc.*	2,300	33,695
MSC.Software Corp.*	13,500	164,430
Net 1 UEPS Technologies, Inc.*	12,700	297,688
NetSuite, Inc.*	1,500	29,610
Nuance Communications, Inc.*	45,232	917,305
OpenTV Corp., Class A*	18,600	21,018
Parametric Technology Corp.*	34,695	604,734
Pegasystems, Inc.	4,400	46,508
Progress Software Corp.*	12,435	375,910
PROS Holdings, Inc.*	1,500	17,520
QAD, Inc.	2,300	17,480
Quality Systems, Inc.	5,254	168,758
Quest Software, Inc.*	20,762	276,550
Radiant Systems, Inc.*	8,135	109,741
Renaissance Learning, Inc.	1,365	19,192
Secure Computing Corp.*	14,491	95,930
Smith Micro Software, Inc.*	9,300	80,259
Solera Holdings, Inc.*	8,000	206,480
Sonic Solutions, Inc.*	7,500	68,925
Sourcefire, Inc.*	2,300	15,755
SourceForge, Inc.*	14,600	26,134
SPSS, Inc.*	5,573	235,404
SuccessFactors, Inc.*	2,300	25,392
Sybase, Inc.*	27,500	809,050
Symyx Technologies*	9,959	74,792
Synchronoss Technologies, Inc.*	5,700	118,959
Take-Two Interactive Software, Inc.*	22,500	590,400
Taleo Corp., Class A*	5,100	99,450
THQ, Inc.*	20,241	430,728
TIBCO Software, Inc.*	57,760	443,019

118 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Software (continued)

Tivo, Inc.*	29,579	$243,435
Tyler Technologies, Inc.*	12,000	173,640
Ultimate Software Group, Inc.*	7,500	245,925
Unica Corp.*	1,500	10,485
Vasco Data Security International, Inc.*	8,100	81,729
Veraz Networks, Inc.*	400	1,028
Wind River Systems, Inc.*	22,846	188,251

		14,383,896

Specialty Retail (2.4%)
A.C. Moore Arts & Crafts, Inc.*	6,580	43,494
Aaron Rents, Inc.	13,201	328,705
Aeropostale, Inc.*	19,599	623,052
Asbury Automotive Group, Inc.	7,660	127,539
Bebe Stores, Inc.	8,300	82,917
Big 5 Sporting Goods Corp.	7,400	68,006
Blockbuster, Inc., Class A*	58,480	170,762
Books-A-Million, Inc.	5,300	42,930
Borders Group, Inc.	18,000	113,400
Brown Shoe Co., Inc.	13,454	224,413
Buckle, Inc. (The)	4,338	210,740
Build-A-Bear Workshop, Inc.*	5,200	56,680
Cabela’s, Inc.*	10,405	140,780
Cache, Inc.*	3,800	46,588
Casual Male Retail Group, Inc.*	12,306	53,162
Cato Corp. (The), Class A	8,091	130,993
Charlotte Russe Holding, Inc.*	7,836	124,436
Charming Shoppes, Inc.*	35,610	183,748
Childrens Place Retail Stores, Inc. (The)*	7,011	163,006
Christopher & Banks Corp.	9,839	116,592
Citi Trends, Inc.*	4,600	97,244
Collective Brands, Inc.*	18,714	231,492
Conn’s, Inc.*	4,000	70,520
CSK Auto Corp.*	12,900	153,897
Dress Barn, Inc.*	13,829	186,138
DSW, Inc., Class A*	5,065	77,646
Eddie Bauer Holdings, Inc.*	6,900	27,462
Finish Line, Class A	12,274	80,640
Gander Mountain Co.*	3,400	16,660
Genesco, Inc.*	6,920	153,347
Group 1 Automotive, Inc.	6,163	164,429
Gymboree Corp.*	8,702	376,100
Haverty Furniture Cos., Inc.	6,075	55,465
hhgregg, Inc.*	1,700	17,459
Hibbett Sports, Inc.*	9,359	170,895
HOT Topic, Inc.*	13,838	73,480
J Crew Group, Inc.*	11,790	560,025
Jo-Ann Stores, Inc.*	7,683	145,516
JOS. A. Bank Clothiers, Inc.*	4,955	120,952
Lithia Motors, Inc., Class A	5,073	45,657
Men’s Wearhouse, Inc.	14,900	396,787
Midas, Inc.*	4,400	68,332
Monro Muffler, Inc.	5,475	90,338
New York & Co., Inc.*	6,500	41,275
NexCen Brands, Inc.*	15,300	46,818
Pacific Sunwear Of California*	21,360	286,438
Pep Boys — Manny, Moe & Jack	10,583	94,400
Pier 1 Imports, Inc.*	26,900	209,820
Rent-A-Center, Inc.*	20,250	435,982
Sally Beauty Holdings, Inc.*	25,400	153,924
Select Comfort Corp.*	14,804	44,708
Shoe Carnival, Inc.*	3,200	44,704
Sonic Automotive, Inc., Class A	7,952	161,346
Stage Stores, Inc.	12,101	190,470
Stein Mart, Inc.	9,533	50,811
Talbots, Inc.	6,000	48,180
Tween Brands, Inc.*	7,607	144,533
Ulta Salon, Cosmetics & Fragrance, Inc.*	2,900	41,035
West Marine, Inc.*	5,062	25,310
Wet Seal, Inc. (The), Class A*	26,105	90,584
Zale Corp.*	13,102	271,473
Zumiez, Inc.*	5,300	111,035

		8,925,270

Textiles, Apparel & Luxury Goods (1.4%)
Carter’s, Inc.*	17,508	247,563
Cherokee, Inc.	2,600	75,400
Columbia Sportswear Co.	4,200	176,232
Deckers Outdoor Corp.*	3,878	535,435
FGX International Holdings Ltd.*	3,700	48,285
Fossil, Inc.*	13,245	474,039
G-III Apparel Group Ltd.*	4,400	64,900
Heelys, Inc.*	1,700	7,395
Iconix Brand Group, Inc.*	15,400	245,168
K-Swiss, Inc., Class A	7,981	116,922
Kenneth Cole Productions, Inc., Class A	3,270	62,948
Lululemon Athletica, Inc.*	3,900	120,783
Maidenform Brands, Inc.*	7,100	105,790
Movado Group, Inc.	4,637	101,272
Oxford Industries, Inc.	4,457	123,860
Perry Ellis International, Inc.*	3,582	81,813
Quiksilver, Inc.*	35,800	348,334

2008 Semiannual Report 119

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Textiles, Apparel & Luxury Goods (continued)

Skechers USA, Inc., Class A*	5,885	$139,180
Steven Madden Ltd.*	6,398	120,986
Timberland Co., Class A* (b)	13,100	191,260
True Religion Apparel, Inc.*	4,200	77,112
Under Armour, Inc., Class A*	7,530	250,975
UniFirst Corp.	4,343	203,296
Volcom, Inc.*	4,300	81,657
Warnaco Group, Inc. (The)*	14,023	647,021
Weyco Group, Inc.	1,600	43,696
Wolverine World Wide, Inc. (b)	15,046	432,422

		5,123,744

Thrifts & Mortgage Finance (1.2%)
Abington Bancorp, Inc.	1,500	15,690
Anchor Bancorp Wisconsin, Inc.	6,117	92,917
Bank Mutual Corp.	15,360	171,878
BankAtlantic Bancorp, Inc., Class A	13,312	41,001
BankFinancial Corp.	7,200	115,488
BankUnited Financial Corp., Class A	10,274	40,377
Beneficial Mutual Bancorp, Inc.*	9,200	93,932
Berkshire Hills Bancorp, Inc.	3,440	88,030
Brookline Bancorp, Inc.	18,185	196,398
Centerline Holding Co.	14,721	50,199
Clayton Holdings, Inc.*	4,100	23,698
Clifton Savings Bancorp, Inc.	1,700	17,000
Corus Bankshares, Inc.	12,140	88,986
Dime Community Bancshares	8,064	150,555
Downey Financial Corp.	6,500	91,910
Federal Agricultural Mortgage Corp., Class C	3,200	102,400
First Busey Corp.	6,950	137,818
First Financial Holdings, Inc.	3,800	91,238
First Niagara Financial Group, Inc.	32,090	463,059
First Place Financial Corp.	5,235	65,438
FirstFed Financial Corp.*	4,336	66,254
Flagstar Bancorp, Inc.	13,895	85,037
Flushing Financial Corp.	6,550	127,856
Franklin Bank Corp.*	9,465	14,671
Imperial Capital Bancorp, Inc.	1,835	27,653
K-Fed Bancorp	100	1,115
Kearny Financial Corp.	4,800	52,224
NASB Financial, Inc.	500	14,240
NewAlliance Bancshares, Inc.	34,320	461,947
Northwest Bancorp, Inc.	4,790	123,582
Ocwen Financial Corp.*	8,760	43,274
Oritani Financial Corp.*	2,700	40,959
PFF Bancorp, Inc. (c)	7,405	27,991
Provident Financial Services, Inc.	18,906	291,720
Provident New York Bancorp (a)	12,375	165,330
Rockville Financial, Inc.	2,200	29,854
Roma Financial Corp.	1,900	29,488
TierOne Corp.	6,161	55,203
Triad Guaranty, Inc.*	3,634	8,286
TrustCo Bank Corp. NY	23,008	200,860
United Community Financial Corp.	5,911	48,529
ViewPoint Financial Group	3,800	61,750
Wauwatosa Holdings, Inc.*	1,560	19,016
Westfield Financial, Inc.	3,528	34,294
WSFS Financial Corp.	2,109	107,158

		4,276,303

Tobacco (0.2%)
Alliance One International, Inc.*	29,211	179,648
Universal Corp.	8,132	521,993
Vector Group Ltd.	9,528	164,167

		865,808

Trading Companies & Distributors (0.6%)
Applied Industrial Technologies, Inc.	13,012	314,370
Beacon Roofing Supply, Inc.*	13,670	145,585
BlueLinx Holdings, Inc.	1,980	10,256
Electro Rent Corp.	4,000	54,040
H&E Equipment Services, Inc.*	5,600	73,416
Houston Wire & Cable Co.	5,000	93,550
Interline Brands, Inc.*	7,400	143,190
Kaman Corp.	7,408	200,757
Lawson Products	1,124	28,527
NuCo2, Inc.*	4,375	121,013
Rush Enterprises, Inc., Class A*	8,950	144,274
TAL International Group, Inc.	4,200	101,682
Textainer Group Holdings Ltd.	1,300	22,230
UAP Holding Corp.	14,960	582,094
Watsco, Inc.	6,933	314,550

		2,349,534

Water Utilities (0.2%)
American States Water Co.	5,246	183,715
Cadiz, Inc.*	4,200	79,632
California Water Service Group	5,997	232,084
Consolidated Water Co. Ltd.	4,500	106,650
SJW Corp.	4,745	142,682
Southwest Water Co.	8,125	90,512

		835,275

120 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Wireless Telecommunication Services (0.2%)
Centennial Communications Corp.*	8,400	$50,904
FiberTower Corp.*	34,380	52,258
ICO Global Communications Holdings Ltd.*	32,100	119,733
iPCS, Inc.	5,200	158,184
Rural Cellular Corp., Class A*	3,300	146,652
Syniverse Holdings, Inc.*	8,400	131,964
USA Mobility, Inc.	7,324	52,293
Virgin Mobile USA, Inc., Class A*	9,500	39,425

		751,413

Total Common Stocks		350,897,438

Exchange Traded Fund (0.0%)

Closed-End Fund (0.0%)
Kayne Anderson Energy Development Co.	3,200	70,976

Total Exchange-Traded Fund		70,976

Rights (0.0%)*

Real Estate Investment Trust (REIT) (0.0%)
Winthrop Realty Trust, Inc. Rights, expiring 05/13/08	1,130	90

Repurchase Agreements (4.1%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $11,464,739, collateralized by U.S. Government Agency Mortgages ranging 4.00% - 6.13%, maturing 05/30/08 - 10/05/26; total market value of $11,693,418	$11,464,135	11,464,135
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $3,579,421, collateralized by U.S. Government Agency Mortgages ranging 4.60% - 4.85%, maturing 09/01/35; total market value of $3,650,817	$3,579,233	3,579,233

Total Repurchase Agreements		15,043,368

Securities Purchased With Collateral For Securities On Loan (0.1%)

Repurchase Agreement (0.1%)
Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $546,947, collateralized by U.S. Government Agency Mortgages ranging 3.02% - 9.42%, maturing 06/04/12 - 04/25/38; total market value of $557,855	546,917	546,917

Total Securities Purchased With Collateral For Securities On Loan		546,917

Total Investments (Cost $396,273,936) (d) — 100.4%		366,558,789

Liabilities in excess of other assets — (0.4)%		(1,563,393)

NET ASSETS — 100.0%		$364,995,396

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of April 30, 2008.

(b)	All or a part of the security was pledged as collateral for futures contracts as of April 30, 2008.

(c)	Fair Valued Security.

(d)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Semiannual Report 121

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

At April 30, 2008, the Fund’s open futures contracts were as follows:

			Market Value
Number of	Long		Covered by	Unrealized
Contracts	Contracts	Expiration	Contracts	Appreciation

41	Russell 2000	06/20/08	$14,708,750	$432,292

122 Semiannual Report 2008

Statements of Assets and Liabilities
April 30, 2008 (Unaudited)

	Nationwide	Nationwide	Nationwide	Nationwide	Nationwide
	Bond	International	Mid Cap Market	S&P 500	Small Cap
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Assets:
Investments, at value (cost $1,081,682,986; $1,615,330,945; $779,693,292; $1,987,343,070 and $380,683,651)*	$1,086,365,394	$2,152,111,269	$804,704,734	$2,219,815,790	$350,968,504
Repurchase agreements, at cost and value	22,392,430	361,865,683	18,919,085	109,049,670	15,590,285

Total Investments	1,108,757,824	2,513,976,952	823,623,819	2,328,865,460	366,558,789

Cash	–	146,960	–	–	–
Cash collateral pledged for futures	–	3,404,000	–	–	–
Foreign currency, at value (cost $0; $27,866,635; $0; $0 and $0)	–	27,931,902	–	–	–
Unrealized appreciation on forward foreign currency contracts	–	1,613,826	–	–	–
Interest and dividends receivable	7,738,415	12,324,361	501,194	2,213,295	228,258
Receivable for capital shares issued	256,127	404,217	41,816	200,374	50,782
Receivable for investments sold	62,424,742	5,539,841	–	–	628,953
Reclaims receivable	–	1,169,827	–	–	–
Unrealized appreciation on futures contracts	–	105,518	–	–	–
Prepaid expenses and other assets	10,186	33,135	8,315	84,725	3,794

Total Assets	1,179,187,294	2,566,650,539	824,175,144	2,331,363,854	367,470,576

Liabilities:
Cash overdraft	2,236	–	99,416	482,508	242,521
Unrealized depreciation on forward foreign currency contracts	–	1,213,822	–	–	–
Unrealized depreciation on futures contracts	–	–	–	–	40,754
Payable for investments purchased	185,552,187	9,952,326	–	280,337	625,428
Distributions payable	21,353	–	–	–	–
Payable for capital shares redeemed	5,660,553	3,798,772	1,644,361	7,415,035	828,798
Payable upon return of securities loaned (Note 2)	757,305	350,902,325	129,287	–	546,917
Payable for variation margin on futures contracts	–	74,159	33,632	429,677	–

See accompanying notes to financial statements.

2008 Semiannual Report 123

Statements of Assets and Liabilities (Continued)

	Nationwide	Nationwide	Nationwide	Nationwide	Nationwide
	Bond	International	Mid Cap Market	S&P 500	Small Cap
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Accrued expenses and other payables:
Investment advisory fees	$107,042	$358,324	$254,229	$137,037	$35,040
Fund administration and transfer agent fees	125,990	239,025	86,529	258,333	43,677
Distribution fees	17,561	44,594	39,860	97,587	19,184
Administrative servicing fees	27,919	97,428	92,441	24,338	53,146
Trustee fees	3,586	5,919	2,551	7,390	1,204
Compliance program costs (Note 3)	30,914	41,965	22,328	60,983	9,793
Custodian fees	28,301	157	97	198	67
Other	115,096	71,472	44,391	124,851	28,651

Total Liabilities	192,450,043	366,800,288	2,449,122	9,318,274	2,475,180

Net Assets	$986,737,251	$2,199,850,251	$821,726,022	$2,322,045,580	$364,995,396

Represented by:
Capital	$983,599,636	$1,538,896,071	$785,012,430	$2,086,048,030	$395,459,506
Accumulated net investment income (loss)	1,784,369	11,586,960	(437,877)	1,766,735	(176,538)
Accumulated net realized gains (losses) from investment and foreign currency transactions	(3,708,558)	111,319,990	11,655,180	(2,108,940)	(1,004,717)
Net unrealized appreciation/(depreciation) on investments, futures and translation of assets and liabilities denominated in foreign currencies	5,061,804	538,047,230	25,496,289	236,339,755	(29,282,855)

Net Assets	$986,737,251	$2,199,850,251	$821,726,022	$2,322,045,580	$364,995,396

Net Assets:
Class A Shares	$83,615,854	$213,659,295	$188,440,382	$88,202,845	$89,406,789
Class B Shares	282,015	636,390	887,984	11,564,150	378,081
Class C Shares	163,240	1,505,971	1,205,228	2,987,154	449,800
Class R Shares	–	1,045	1,014	234,184	914
Institutional Service Class Shares	–	–	–	85,603,476	–
Local Fund Shares	–	–	–	146,469	–
Institutional Class Shares	902,676,142	1,984,047,550	631,191,414	1,577,477,373	274,759,812
Service Class Shares	–	–	–	555,829,929	–

Total	$986,737,251	$2,199,850,251	$821,726,022	$2,322,045,580	$364,995,396

See accompanying notes to financial statements.

124 Semiannual Report 2008

	Nationwide	Nationwide		Nationwide		Nationwide	Nationwide
	Bond	International		Mid Cap Market		S&P 500	Small Cap
	Index Fund	Index Fund		Index Fund		Index Fund	Index Fund

Shares outstanding (unlimited number of shares authorized):
Class A Shares	7,623,601	19,730,517		12,950,859		7,630,021	8,152,709
Class B Shares	25,716	59,824		61,947		1,005,303	34,784
Class C Shares	14,886	144,280		84,556		261,056	41,487
Class R Shares	–	96		70		20,274	84
Institutional Service Class Shares	–	–		–		7,376,557	–
Local Fund Shares	–	–		–		12,581	–
Institutional Class Shares	82,382,882	182,706,296		43,019,772		135,775,676	24,804,128
Service Class Shares	–	–		–		48,085,916	–

Total	90,047,085	202,641,013		56,117,204		200,167,384	33,033,192

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.97	$10.83		$14.55		$11.56	$10.97
Class B Shares (a)	$10.97	$10.64		$14.33		$11.50	$10.87
Class C Shares (b)	$10.97	$10.44		$14.25		$11.44	$10.84
Class R Shares	$—	$10.82	(c)	$14.53	(c)	$11.55	$10.94	(c)
Institutional Service Class Shares	$—	$—		$—		$11.60	$—
Local Fund Shares	$—	$—		$—		$11.64	$—
Institutional Class Shares	$10.96	$10.86		$14.67		$11.62	$11.08
Service Class Shares	$—	$—		$—		$11.56	$—
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.64	$11.49		$15.44		$12.27	$11.64

Maximum Sales Charge:
Class A Shares	5.75%	5.75%		5.75%		5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at April 30, 2008. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

*	Includes value of securities on loan of $744,582; $338,195,816; $122,036; $0 and $530,647 (Note 2).

See accompanying notes to financial statements.

2008 Semiannual Report 125

Statements of Operations
For the six months ended April 30, 2008 (Unaudited)

	Nationwide	Nationwide	Nationwide	Nationwide	Nationwide
	Bond Index	International	Mid Cap Market	S&P 500	Small Cap
	Fund	Index Fund	Index Fund	Index Fund	Index Fund

INVESTMENT INCOME:
Interest income	$25,963,856	$173,110	$654,616	$1,075,640	$458,120
Dividend income	–	38,373,997	4,102,822	23,026,975	1,690,150
Income from securities lending (Note 2)	3,240	1,392,647	12,673	32,495	10,984
Foreign tax withholding	–	(2,755,423)	–	–	(189)

Total Income	25,967,096	37,184,331	4,770,111	24,135,110	2,159,065

Expenses:
Investment advisory fees	1,092,666	2,991,408	881,936	1,450,644	364,696
Fund administration and transfer agent fees	626,223	1,243,875	438,676	1,219,518	214,736
Distribution fees Class A	93,198	256,098	237,050	101,350	122,412
Distribution fees Class B	1,328	3,148	4,384	54,490	1,990
Distribution fees Class C	649	7,424	5,946	14,221	2,847
Distribution fees Class R	–	2	2	519	2
Distribution fees Local Fund Class	–	–	–	51	–
Distribution fees Service Class	–	–	–	430,469	–
Administrative servicing fees Class A	59,419	179,961	164,826	67	86,758
Administrative servicing fees Class R	–	1	–	–	–
Administrative servicing fees Institutional Service Class	–	–	–	108,335	–
Administrative servicing fees Service Class	–	–	–	713,435	–
Registration and filing fees	53,289	41,420	36,013	42,319	31,717
Trustee fees	27,544	62,781	22,435	64,157	10,317
Compliance program costs (Note 3)	328	215	147	199	13
Custodian fees	46,497	57,442	41,967	82,916	19,429
Other	114,465	242,330	108,597	299,390	46,961

Total expenses before reimbursed/waived expenses	2,115,606	5,086,105	1,941,979	4,582,080	901,878

Earnings credit (Note 5)	(2,307)	(405)	(10,907)	(11,250)	(5,302)
Expenses reimbursed	(359,080)	(513,951)	(207,806)	(501,588)	(131,775)
Expenses voluntarily waived by Administrator	(2,158)	(807)	(2,498)	(3,784)	(2,019)

Net Expenses	1,752,061	4,570,942	1,720,768	4,065,458	762,782

Net Investment Income	24,215,035	32,613,389	3,049,343	20,069,652	1,396,283

See accompanying notes to financial statements.

126 Semiannual Report 2008

	Nationwide	Nationwide	Nationwide	Nationwide	Nationwide
	Bond Index	International	Mid Cap Market	S&P 500	Small Cap
	Fund	Index Fund	Index Fund	Index Fund	Index Fund

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gains on investment transactions	$7,706,394	$119,255,111	$23,329,708	$41,326,990	$6,053,787
Realized losses on futures transactions	–	(3,814,193)	(7,301,420)	(10,084,503)	(4,356,815)
Realized gains on foreign currency transactions	–	1,330,286	–	–	–

Net realized gains on investments, futures and foreign currency transactions	7,706,394	116,771,204	16,028,288	31,242,487	1,696,972
Change in unrealized appreciation/(depreciation) on investments, futures and translation of assets and liabilities denominated in foreign currencies	5,972,842	(408,492,967)	(85,536,725)	(307,191,465)	(60,498,404)

Net realized/unrealized gains (losses) on investments, futures and foreign currency transactions	13,679,236	(291,721,763)	(69,508,437)	(275,948,978)	(58,801,432)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$37,894,271	$(259,108,374)	$(66,459,094)	$(255,879,326)	$(57,405,149)

See accompanying notes to financial statements.

2008 Semiannual Report 127

Statements of Changes in Net Assets

	Nationwide Bond Index Fund			Nationwide International Index Fund

	Six Months Ended	Year Ended		Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007		April 30, 2008	October 31, 2007
	(Unaudited)			(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$24,215,035	$80,398,955		$32,613,389	$62,163,527
Net realized gains (losses) on investment, futures and foreign currency transactions	7,706,394	(4,355,370	)(a)	116,771,204	69,485,968	(a)
Net change in unrealized appreciation/(depreciation) on investments, futures and translation of assets and liabilities denominated in foreign currencies	5,972,842	4,905,725		(408,492,967)	405,610,370

Change in net assets resulting from operations	37,894,271	80,949,310		(259,108,374)	537,259,865

Distributions to Shareholders From:
Net investment income:
Class A	(1,674,569)	(2,254,410)		(3,412,973)	(3,527,986)
Class B	(5,185)	(9,299)		(9,098)	(10,475)
Class C	(2,520)	(768)		(22,443)	(19,317)
Class R	–	–		(17)	(13	)(b)
Institutional Class	(22,560,216)	(77,821,728)		(38,640,722)	(55,131,236)
Net realized gains:
Class A	–	–		(5,912,646)	(3,326,613)
Class B	–	–		(18,506)	(17,346)
Class C	–	–		(45,457)	(23,768)
Class R	–	–		(30)	–
Institutional Class	–	–		(59,206,432)	(54,100,254)

Change in net assets from shareholder distributions	(24,242,490)	(80,086,205)		(107,268,324)	(116,157,008)

Change in net assets from capital transactions	(141,266,119)	(967,467,219)		(94,179,680)	233,854,600

Change in net assets	(127,614,338)	(966,604,114)		(460,556,378)	654,957,457

Net Assets:
Beginning of period	1,114,351,589	2,080,955,703		2,660,406,629	2,005,449,172

End of period	$986,737,251	$1,114,351,589		$2,199,850,251	$2,660,406,629

Accumulated net investment income at end of period	$1,784,369	$1,811,824		$11,586,960	$21,058,824

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$33,884,966	$34,547,409		$41,622,583	$123,846,152
Dividends reinvested	1,547,117	2,097,889		9,239,800	6,799,456
Cost of shares redeemed (c)	(18,889,572)	(15,079,092)		(37,752,744)	(31,892,340)

Total Class A	16,542,511	21,566,206		13,109,639	98,753,268

Class B Shares
Proceeds from shares issued	60,546	77,615		15,590	37,578
Dividends reinvested	4,294	5,920		22,789	21,930
Cost of shares redeemed	(38,699)	(11,789)		(14,492)	(64,657)

Total Class B	26,141	71,746		23,887	(5,149)

Class C Shares
Proceeds from shares issued	152,587	57,369		203,881	904,889
Dividends reinvested	217	315		42,320	20,552
Cost of shares redeemed	(52,951)	–		(161,917)	(120,532)

Total Class C	99,853	57,684		84,284	804,909

See accompanying notes to financial statements.

128 Semiannual Report 2008

	Nationwide Bond Index Fund		Nationwide International Index Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R Shares
Proceeds from shares issued	$–	$–	$–	$1,000 (b)
Dividends reinvested	–	–	47	13 (b)

Total Class R	–	–	47	1,013

Institutional Class Shares
Proceeds from shares issued	50,895,579	420,558,060	99,675,780	229,072,717
Dividends reinvested	22,560,216	77,821,728	97,846,203	109,231,066
Redemptions in-kind	–	(1,412,594,323)	–	–
Cost of shares redeemed	(231,390,419)	(74,948,320)	(304,919,520)	(204,003,224)

Total Institutional Class	(157,934,624)	(989,162,855)	(107,397,537)	134,300,559

Change in net assets from capital transactions:	$(141,266,119)	$(967,467,219)	$(94,179,680)	$233,854,600

SHARE TRANSACTIONS:
Class A Shares
Issued	3,086,889	3,213,573	3,810,627	10,898,058
Reinvested	140,478	195,031	833,330	612,155
Redeemed	(1,720,765)	(1,403,337)	(3,401,190)	(2,786,678)

Total Class A Shares	1,506,602	2,005,267	1,242,767	8,723,535

Class B Shares
Issued	5,459	7,166	1,514	3,441
Reinvested	390	550	2,085	2,027
Redeemed	(3,502)	(1,103)	(1,391)	(5,864)

Total Class B Shares	2,347	6,613	2,208	(396)

Class C Shares
Issued	13,860	5,298	19,646	83,227
Reinvested	19	29	3,948	1,913
Redeemed	(4,799)	–	(16,150)	(10,678)

Total Class C Shares	9,080	5,327	7,444	74,462

Class R Shares
Issued	–	–	–	91 (b)
Reinvested	–	–	4	1 (b)

Total Class R Shares	–	–	4	92

Institutional Class Shares
Issued	4,643,853	39,084,797	9,430,122	20,351,913
Reinvested	2,050,501	7,228,846	8,823,419	9,841,617
Redemptions in-kind	–	(130,916,990)	–	–
Redeemed	(21,247,809)	(6,968,758)	(27,457,822)	(17,405,187)

Total Institutional Class Shares	(14,553,455)	(91,572,105)	(9,204,281)	12,788,343

Total change in shares:	(13,035,426)	(89,554,898)	(7,951,858)	21,586,036

(a)	Includes realized gain as a result of a redemption in kind.

(b)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

(c)	Includes redemption fees — see Note 4 to Financial Statements.

See accompanying notes to financial statements.

2008 Semiannual Report 129

Statements of Changes in Net Assets

	Nationwide Mid Cap Market Index Fund			Nationwide S&P 500 Index Fund

	Six Months Ended	Year Ended		Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007		April 30, 2008	October 31, 2007
	(Unaudited)			(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$3,049,343	$17,322,794		$20,069,652	$52,320,620
Net realized gains on investment and futures transactions	16,028,288	239,549,565	(a)	31,242,487	400,419,405	(a)
Net change in unrealized appreciation/(depreciation) on investments and futures	(85,536,725)	(67,818,526)		(307,191,465)	(48,630,541)

Change in net assets resulting from operations	(66,459,094)	189,053,833		(255,879,326)	404,109,484

Distributions to Shareholders From:
Net investment income:
Class A	(537,258)	(2,699,292)		(694,078)	(1,060,890)
Class B	(559)	(7,135)		(54,498)	(84,708)
Class C	(910)	(7,636)		(13,573)	(23,259)
Class R	(3)	(11	)(b)	(1,531)	(2,316	)(c)
Institutional Service Class	–	–		(743,719)	(1,455,855)
Local Fund Class	–	–		(1,360)	(2,527)
Institutional Class	(3,077,612)	(17,024,326)		(14,762,944)	(42,057,838)
Service Class	–	–		(4,471,492)	(9,316,987)
Net realized gains:
Class A	(8,280,819)	(17,564,797)		(1,246,235)	(221,285)
Class B	(38,142)	(85,866)		(169,165)	(27,749)
Class C	(53,607)	(81,958)		(41,591)	(7,826)
Class R	(42)	(38	)(b)	(3,095)	–
Institutional Service Class	–	–		(1,383,994)	(360,121)
Local Fund Class	–	–		(2,280)	(557)
Institutional Class	(25,542,768)	(103,998,777)		(23,761,476)	(11,380,719)
Service Class	–	–		(9,213,280)	(2,649,183)

Change in net assets from shareholder distributions	(37,531,720)	(141,469,836)		(56,564,311)	(68,651,820)

Change in net assets from capital transactions	(20,403,697)	(403,505,609)		(65,830,655)	(1,085,491,389)

Change in net assets	(124,394,511)	(355,921,612)		(378,274,292)	(750,033,725)

Net Assets:
Beginning of period	946,120,533	1,302,042,145		2,700,319,872	3,450,353,597

End of period	$821,726,022	$946,120,533		$2,322,045,580	$2,700,319,872

Accumulated net investment income (loss) at end of period	$(437,877)	$129,122		$1,766,735	$2,440,278

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,863,316	$37,249,274		$20,962,342	$50,798,376
Dividends reinvested	8,648,918	19,943,231		1,703,079	1,098,987
Cost of shares redeemed	(22,667,435)	(40,797,374)		(8,931,496)	(16,942,990)

Total Class A	(5,155,201)	16,395,131		13,733,925	34,954,373

See accompanying notes to financial statements.

130 Semiannual Report 2008

	Nationwide Mid Cap Market Index Fund		Nationwide S&P 500 Index Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class B Shares
Proceeds from shares issued	$24,910	$91,113	$1,775,502	$6,019,928
Dividends reinvested	33,900	79,214	75,159	54,755
Cost of shares redeemed	(56,951)	(152,969)	(918,760)	(1,342,318)

Total Class B	1,859	17,358	931,901	4,732,365

Class C Shares
Proceeds from shares issued	245,314	432,416	840,904	2,009,299
Dividends reinvested	31,862	44,761	20,102	15,040
Cost of shares redeemed	(150,464)	(94,957)	(739,813)	(494,414)

Total Class C	126,712	382,220	121,193	1,529,925

Class R Shares
Proceeds from shares issued	–	1,000 (b)	54,960	254,935	(c)
Dividends reinvested	45	49 (b)	4,626	2,316	(c)
Cost of shares redeemed	–	–	(35,175)	(43,078	)(c)

Total Class R	45	1,049	24,411	214,173

Institutional Service Class Shares
Proceeds from shares issued	–	–	3,767,672	17,418,678
Dividends reinvested	–	–	2,127,703	1,815,961
Cost of shares redeemed	–	–	(7,097,565)	(13,243,554)

Total Institutional Service Class	–	–	(1,202,190)	5,991,085

Local Fund Shares
Proceeds from shares issued	–	–	501	8,900
Dividends reinvested	–	–	3,457	3,038

Total Local Class	–	–	3,958	11,938

Institutional Class Shares
Proceeds from shares issued	66,460,485	111,553,713	202,260,909	310,796,511
Dividends reinvested	28,620,346	121,022,864	38,362,318	53,336,883
Redemptions in-kind	–	(609,836,722)	–	(1,387,369,746)
Cost of shares redeemed (d)	(110,457,943)	(43,041,222)	(288,244,880)	(75,324,394)

Total Institutional Class	(15,377,112)	(420,301,367)	(47,621,653)	(1,098,560,746)

Service Class Shares
Proceeds from shares issued	–	–	20,852,378	56,827,434
Dividends reinvested	–	–	13,684,708	11,966,122
Cost of shares redeemed	–	–	(66,359,286)	(103,158,058)

Total Service Class	–	–	(31,822,200)	(34,364,502)

Change in net assets from capital transactions:	$(20,403,697)	$(403,505,609)	$(65,830,655)	$(1,085,491,389)

SHARE TRANSACTIONS:
Class A Shares
Issued	615,833	2,330,521	1,798,665	4,101,130
Reinvested	575,977	1,285,854	140,340	88,404
Redeemed	(1,588,960)	(2,562,347)	(767,492)	(1,362,524)

Total Class A Shares	(397,150)	1,054,028	1,171,513	2,827,010

See accompanying notes to financial statements.

2008 Semiannual Report 131

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Market Index Fund		Nationwide S&P 500 Index Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

SHARE TRANSACTIONS: (continued)
Class B Shares
Issued	1,778	5,894	157,936	486,388
Reinvested	2,284	5,182	6,188	4,449
Redeemed	(3,976)	(9,755)	(80,107)	(107,339)

Total Class B Shares	86	1,321	84,017	383,498

Class C Shares
Issued	16,826	27,915	73,886	164,697
Reinvested	2,159	2,941	1,662	1,225
Redeemed	(10,877)	(6,046)	(61,325)	(41,205)

Total Class C Shares	8,108	24,810	14,223	124,717

Class R Shares
Issued	–	64 (b)	4,711	21,257	(c)
Reinvested	3	3 (b)	381	185	(c)
Redeemed	–	–	(2,787)	(3,473	)(c)

Total Class R Shares	3	67	2,305	17,969

Institutional Service Class Shares
Issued	–	–	320,461	1,414,893
Reinvested	–	–	174,563	146,031
Redeemed	–	–	(607,094)	(1,063,510)

Total Institutional Service Class Shares	–	–	(112,070)	497,414

Local Fund Shares
Issued	–	–	45	696
Reinvested	–	–	283	243

Total Local Class Shares	–	–	328	939

Institutional Class Shares
Issued	4,620,052	6,953,807	17,384,109	25,045,366
Reinvested	1,896,706	7,749,155	3,150,992	4,311,926
Redemptions in-kind	–	(38,524,114)	–	(112,065,408)
Redeemed	(7,341,581)	(2,706,322)	(23,841,025)	(6,038,360)

Total Institutional Class Shares	(824,823)	(26,527,474)	(3,305,924)	(88,746,476)

Service Class Shares
Issued	–	–	1,809,209	4,639,007
Reinvested	–	–	1,124,986	966,974
Redeemed	–	–	(5,617,139)	(8,295,344)

Total Service Class Shares	–	–	(2,682,944)	(2,689,363)

Total change in shares:	(1,213,776)	(25,447,248)	(4,828,552)	(87,584,292)

(a)	Includes realized gain as a result of a redemption in kind.

(b)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

(c)	For the period from January 30, 2007 (commencement of operations) through October 31, 2007.

(d)	Includes redemption fees — see Note 4 to Financial Statements.

See accompanying notes to financial statements.

132 Semiannual Report 2008

Statements of Changes in Net Assets

	Nationwide Small Cap Index Fund

	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007
	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$1,396,283	$7,728,980
Net realized gains on investment and futures transactions	1,696,972	94,645,937	(a)
Net change in unrealized appreciation/(depreciation) on investments and futures	(60,498,404)	(47,882,543)

Change in net assets resulting from operations	(57,405,149)	54,492,374

Distributions to Shareholders From:
Net investment income:
Class A	(310,036)	(1,745,690)
Class B	(308)	(3,374)
Class C	(260)	(4,621)
Class R	(3)	(12	)(b)
Institutional Class	(1,486,828)	(7,484,258)
Net realized gains:
Class A	(3,247,320)	(11,697,910)
Class B	(12,721)	(45,975)
Class C	(20,831)	(54,254)
Class R	(30)	(18	)(b)
Institutional Class	(8,364,941)	(51,490,515)

Change in net assets from shareholder distributions	(13,443,278)	(72,526,627)

Change in net assets from capital transactions	(9,753,806)	(169,904,551)

Change in net assets	(80,602,233)	(187,938,804)

Net Assets:
Beginning of period	445,597,629	633,536,433

End of period	$364,995,396	$445,597,629

Accumulated net investment income (loss) at end of period	$(176,538)	$224,614

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,740,565	$39,870,259
Dividends reinvested	3,453,255	13,260,263
Cost of shares redeemed (c)	(24,093,798)	(39,956,236)

Total Class A	(14,899,978)	13,174,286

Class B Shares
Proceeds from shares issued	33,388	13,586
Dividends reinvested	12,044	46,482
Cost of shares redeemed	(38,019)	(79,534)

Total Class B	7,413	(19,466)

Class C Shares
Proceeds from shares issued	107,943	174,370
Dividends reinvested	10,850	33,679
Cost of shares redeemed	(182,397)	(86,878)

Total Class C	(63,604)	121,171

See accompanying notes to financial statements.

2008 Semiannual Report 133

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Index Fund

	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R Shares
Proceeds from shares issued	$–	$1,000 (b)
Dividends reinvested	33	30 (b)

Total Class R	33	1,030

Institutional Class Shares
Proceeds from shares issued	41,589,613	95,999,591
Dividends reinvested	9,851,742	58,974,706
Redemptions in-kind	–	(320,668,228)
Cost of shares redeemed (c)	(46,239,025)	(17,487,641)

Total Institutional Class	5,202,330	(183,181,572)

Change in net assets from capital transactions:	$(9,753,806)	$(169,904,551)

SHARE TRANSACTIONS:
Class A Shares
Issued	514,438	3,038,668
Reinvested	289,375	1,025,774
Redeemed	(2,141,144)	(3,059,976)

Total Class A Shares	(1,337,331)	1,004,466

Class B Shares
Issued	2,825	1,075
Reinvested	1,012	3,626
Redeemed	(3,642)	(6,199)

Total Class B Shares	195	(1,498)

Class C Shares
Issued	9,301	13,634
Reinvested	912	2,633
Redeemed	(18,171)	(6,895)

Total Class C Shares	(7,958)	9,372

Class R Shares
Issued	–	78 (b)
Reinvested	4	2 (b)

Total Class R Shares	4	80

Institutional Class Shares
Issued	3,680,213	7,312,573
Reinvested	820,678	4,520,510
Redemptions in-kind	–	(24,403,975)
Redeemed	(3,931,894)	(1,340,211)

Total Institutional Class Shares	568,997	(13,911,103)

Total change in shares:	(776,093)	(12,898,683)

(a)	Includes realized gain as a result of a redemption in kind.

(b)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

(c)	Includes redemption fees — see Note 4 to Financial Statements.

See accompanying notes to financial statements.

134 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Bond Index Fund

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net		Net Asset			at End of	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.82	0.25	0.15	0.40	(0.25)	–	(0.25)	$10.97	3.67%		$83,616	0.71%	4.51%	0.80%	114.51%
Year Ended October 31, 2007 (f)	$10.81	0.49	0.01	0.50	(0.49)	–	(0.49)	$10.82	4.77%		$66,184	0.73%	4.60%	0.77%	164.97%
Year Ended October 31, 2006	$10.77	0.44	0.04	0.48	(0.44)	–	(0.44)	$10.81	4.59%		$44,444	0.71%	4.15%	0.75%	113.91%
Year Ended October 31, 2005	$11.13	0.41	(0.34)	0.07	(0.42)	(0.01)	(0.43)	$10.77	0.56%		$42,126	0.71%	3.74%	0.77%	153.31%
Year Ended October 31, 2004	$10.98	0.36	0.17	0.53	(0.38)	–	(0.38)	$11.13	4.94%		$40,757	0.71%	3.25%	0.77%	151.56%
Year Ended October 31, 2003	$10.96	0.34	0.09	0.43	(0.40)	(0.01)	(0.41)	$10.98	3.96%		$42,292	0.71%	3.07%	0.82%	139.66%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.82	0.21	0.15	0.36	(0.21)	–	(0.21)	$10.97	3.37%		$282	1.31%	3.91%	1.40%	114.51%
Year Ended October 31, 2007 (f)	$10.81	0.43	0.01	0.44	(0.43)	–	(0.43)	$10.82	4.15%		$253	1.33%	4.01%	1.37%	164.97%
Year Ended October 31, 2006	$10.77	0.38	0.04	0.42	(0.38)	–	(0.38)	$10.81	3.96%		$181	1.32%	3.56%	1.36%	113.91%
Year Ended October 31, 2005	$11.13	0.33	(0.33)	–	(0.35)	(0.01)	(0.36)	$10.77	(0.04%	)	$218	1.31%	3.18%	1.37%	153.31%
Year Ended October 31, 2004	$10.98	0.30	0.17	0.47	(0.32)	–	(0.32)	$11.13	4.32%		$457	1.31%	2.70%	1.37%	151.56%
Year Ended October 31, 2003	$10.96	0.29	0.07	0.36	(0.33)	(0.01)	(0.34)	$10.98	3.34%		$256	1.31%	2.10%	1.41%	139.66%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.82	0.21	0.15	0.36	(0.21)	–	(0.21)	$10.97	3.37%		$163	1.29%	3.91%	1.39%	114.51%
Year Ended October 31, 2007 (f)	$10.81	0.41	0.02	0.43	(0.42)	–	(0.42)	$10.82	4.11%		$63	1.33%	3.99%	1.38%	164.97%
Period Ended October 31, 2006 (g)	$10.68	0.23	0.13	0.36	(0.23)	–	(0.23)	$10.81	3.43%		$5	1.31%	3.73%	1.38%	113.91%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.81	0.27	0.15	0.42	(0.27)	–	(0.27)	$10.96	3.88%		$902,676	0.32%	4.91%	0.39%	114.51%
Year Ended October 31, 2007 (f)	$10.80	0.55	–	0.55	(0.54)	–	(0.54)	$10.81	5.19%		$1,047,851	0.32%	4.99%	0.35%	164.97%
Year Ended October 31, 2006	$10.77	0.48	0.03	0.51	(0.48)	–	(0.48)	$10.80	4.91%		$2,036,325	0.32%	4.57%	0.36%	113.91%
Year Ended October 31, 2005	$11.13	0.45	(0.34)	0.11	(0.46)	(0.01)	(0.47)	$10.77	0.97%		$1,470,683	0.31%	4.14%	0.37%	153.31%
Year Ended October 31, 2004	$10.98	0.41	0.17	0.58	(0.43)	–	(0.43)	$11.13	5.36%		$952,042	0.31%	3.69%	0.37%	151.56%
Year Ended October 31, 2003	$10.95	0.39	0.09	0.48	(0.44)	(0.01)	(0.45)	$10.98	4.47%		$481,326	0.31%	3.34%	0.42%	139.66%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from March 29, 2006 (commencement of operations) through October 31, 2006.
See accompanying notes to financial statements.

2008 Semiannual Report 135

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide International Index Fund

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net		Net Asset			at End of	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.60	0.13	(1.40)	(1.27)	(0.18)	(0.32)	(0.50)	$10.83	(10.11%	)	$213,659	0.80%	2.57%	0.84%	5.38%
Year Ended October 31, 2007 (f)	$10.59	0.24	2.32	2.56	(0.25)	(0.30)	(0.55)	$12.60	24.91%		$232,958	0.79%	2.27%	0.81%	6.15%
Year Ended October 31, 2006	$8.69	0.16	2.11	2.27	(0.12)	(0.25)	(0.37)	$10.59	26.89%		$103,403	0.76%	1.95%	0.80%	8.66%
Year Ended October 31, 2005	$7.63	0.16	1.18	1.34	(0.20)	(0.08)	(0.28)	$8.69	17.83%		$40,565	0.76%	1.81%	0.83%	12.24%
Year Ended October 31, 2004	$6.55	0.10	1.07	1.17	(0.09)	– (g)	(0.09)	$7.63	18.01%		$34,183	0.76%	1.57%	0.82%	7.62%
Year Ended October 31, 2003	$5.31	0.09	1.25	1.34	(0.10)	–	(0.10)	$6.55	25.51%		$16,404	0.75%	1.71%	0.88%	7.71%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.39	0.11	(1.38)	(1.27)	(0.16)	(0.32)	(0.48)	$10.64	(10.35%	)	$636	1.37%	1.97%	1.42%	5.38%
Year Ended October 31, 2007 (f)	$10.42	0.18	2.27	2.45	(0.18)	(0.30)	(0.48)	$12.39	24.18%		$714	1.37%	1.62%	1.39%	6.15%
Year Ended October 31, 2006	$8.57	0.13	2.05	2.18	(0.08)	(0.25)	(0.33)	$10.42	25.98%		$605	1.37%	1.41%	1.41%	8.66%
Year Ended October 31, 2005	$7.54	0.08	1.19	1.27	(0.16)	(0.08)	(0.24)	$8.57	17.17%		$396	1.36%	1.14%	1.43%	12.24%
Year Ended October 31, 2004	$6.48	0.06	1.05	1.11	(0.05)	– (h)	(0.05)	$7.54	17.21%		$159	1.36%	0.98%	1.42%	7.62%
Year Ended October 31, 2003	$5.26	0.06	1.24	1.30	(0.08)	–	(0.08)	$6.48	24.88%		$105	1.36%	1.03%	1.48%	7.71%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.17	0.10	(1.35)	(1.25)	(0.16)	(0.32)	(0.48)	$10.44	(10.36%	)	$1,506	1.37%	1.93%	1.42%	5.38%
Year Ended October 31, 2007 (f)	$10.25	0.16	2.25	2.41	(0.19)	(0.30)	(0.49)	$12.17	24.22%		$1,665	1.37%	1.69%	1.39%	6.15%
Year Ended October 31, 2006	$8.44	0.11	2.04	2.15	(0.09)	(0.25)	(0.34)	$10.25	26.06%		$639	1.37%	1.36%	1.41%	8.66%
Period Ended October 31, 2005 (i)	$8.27	0.09	0.19	0.28	(0.11)	–	(0.11)	$8.44	3.63%		$152	1.36%	1.57%	1.43%	12.24%

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.60	0.13	(1.41)	(1.28)	(0.18)	(0.32)	(0.50)	$10.82	(10.20%	)	$1	0.91%	2.44%	0.91%	5.38%
Period Ended October 31, 2007 (j)(f)	$10.96	0.21	1.57	1.78	(0.14)	–	(0.14)	$12.60	16.39%		$1	0.76%	2.82%	0.77%	6.15%

(a)	Excludes sales charge.

(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	There were no fee reductions during the period.
(h)	The amount is less than $0.005.
(i)	For the period from February 14, 2005 (commencement of operations) through October 31, 2005.
(j)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

See accompanying notes to financial statements.

136 Semiannual Report 2008

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide International Index Fund (Continued)

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net		Net Asset			at End of	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.64	0.17	(1.42)	(1.25)	(0.21)	(0.32)	(0.53)	$10.86	(9.96%	)	$1,984,048	0.37%	2.95%	0.41%	5.38%
Year Ended October 31, 2007 (f)	$10.61	0.30	2.32	2.62	(0.29)	(0.30)	(0.59)	$12.64	25.49%		$2,425,068	0.37%	2.62%	0.39%	6.15%
Year Ended October 31, 2006	$8.70	0.22	2.09	2.31	(0.15)	(0.25)	(0.40)	$10.61	27.32%		$1,900,802	0.37%	2.34%	0.41%	8.66%
Year Ended October 31, 2005	$7.64	0.18	1.19	1.37	(0.23)	(0.08)	(0.31)	$8.70	18.26%		$1,320,858	0.36%	2.17%	0.43%	12.24%
Year Ended October 31, 2004	$6.56	0.12	1.08	1.20	(0.12)	– (h)	(0.12)	$7.64	18.43%		$855,050	0.36%	1.99%	0.42%	7.62%
Year Ended October 31, 2003	$5.32	0.11	1.25	1.36	(0.12)	–	(0.12)	$6.56	25.90%		$359,705	0.36%	1.99%	0.48%	7.71%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	There were no fee reductions during the period.
(h)	The amount is less than $0.005.
(i)	For the period from February 14, 2005 (commencement of operations) through October 31, 2005.
(j)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

See accompanying notes to financial statements.

137 Semiannual Report 2008

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Mid Cap Market Index Fund

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized										Ratio of Net	Ratio of
			and										Investment	Expenses
	Net Asset	Net	Unrealized	Total							Net Assets	Ratio of	Income	(Prior to
	Value,	Investment	Gains	from	Net	Net		Net Asset			at End of	Expenses	(Loss) to	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	Average	to Average	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$16.40	0.03	(1.21)	(1.18)	(0.04)	(0.63)	(0.67)	$14.55	(7.31%	)	$188,440	0.74%	0.45%	0.80%	15.10%
Year Ended October 31, 2007	$15.64	0.17	2.22	2.39	(0.21)	(1.42)	(1.63)	$16.40	16.20%		$218,928	0.74%	1.05%	0.77%	21.52%
Year Ended October 31, 2006	$14.68	0.17	1.63	1.80	(0.18)	(0.66)	(0.84)	$15.64	12.57%		$192,274	0.71%	1.09%	0.76%	15.59%
Year Ended October 31, 2005	$12.89	0.12	2.04	2.16	(0.11)	(0.26)	(0.37)	$14.68	16.94%		$150,305	0.70%	0.90%	0.77%	18.44%
Year Ended October 31, 2004	$11.87	0.05	1.13	1.18	(0.04)	(0.12)	(0.16)	$12.89	10.07%		$65,059	0.70%	0.50%	0.77%	15.75%
Year Ended October 31, 2003	$9.19	0.04	2.68	2.72	(0.04)	–	(0.04)	$11.87	29.72%		$38,693	0.71%	0.48%	0.82%	8.26%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$16.18	(0.01)	(1.20)	(1.21)	(0.01)	(0.63)	(0.64)	$14.33	(7.62%	)	$888	1.32%	(0.13%)	1.38%	15.10%
Year Ended October 31, 2007	$15.45	0.08	2.19	2.27	(0.12)	(1.42)	(1.54)	$16.18	15.52%		$1,001	1.32%	0.49%	1.36%	21.52%
Year Ended October 31, 2006	$14.50	0.07	1.63	1.70	(0.09)	(0.66)	(0.75)	$15.45	11.98%		$935	1.32%	0.49%	1.37%	15.59%
Year Ended October 31, 2005	$12.75	0.03	2.01	2.04	(0.03)	(0.26)	(0.29)	$14.50	16.15%		$884	1.31%	0.27%	1.38%	18.44%
Year Ended October 31, 2004	$11.77	(0.02)	1.12	1.10	–	(0.12)	(0.12)	$12.75	9.44%		$657	1.31%	(0.10%)	1.37%	15.75%
Year Ended October 31, 2003	$9.13	(0.02)	2.66	2.64	–	–	–	$11.77	28.96%		$295	1.31%	(0.13%)	1.42%	8.26%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$16.09	(0.01)	(1.19)	(1.20)	(0.01)	(0.63)	(0.64)	$14.25	(7.59%	)	$1,205	1.32%	(0.14%)	1.38%	15.10%
Year Ended October 31, 2007	$15.38	0.08	2.18	2.26	(0.13)	(1.42)	(1.55)	$16.09	15.52%		$1,230	1.32%	0.40%	1.36%	21.52%
Year Ended October 31, 2006	$14.46	0.07	1.62	1.69	(0.11)	(0.66)	(0.77)	$15.38	11.96%		$794	1.32%	0.42%	1.37%	15.59%
Year Ended October 31, 2005	$12.74	0.02	2.01	2.03	(0.05)	(0.26)	(0.31)	$14.46	16.13%		$225	1.31%	0.28%	1.39%	18.44%
Year Ended October 31, 2004	$11.76	(0.02)	1.12	1.10	–	(0.12)	(0.12)	$12.74	9.48%		$26	1.31%	(0.10%)	1.38%	15.75%
Period Ended October 31, 2003 (f)	$11.43	–	0.33	0.33	–	–	–	$11.76	2.89%		$21	1.31%	0.16%	1.71%	8.26%

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$16.39	0.03	(1.21)	(1.18)	(0.05)	(0.63)	(0.68)	$14.53	(7.33%	)	$1	0.76%	0.33%	0.85%	15.10%
Period Ended October 31, 2007 (g)	$15.72	0.09	1.35	1.44	(0.18)	(0.59)	(0.77)	$16.39	9.40%		$1	0.73%	0.74%	0.75%	21.52%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 22, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

See accompanying notes to financial statements.

138 Semiannual Report 2008

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Mid Cap Market Index Fund (Continued)

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized										Ratio of Net	Ratio of
			and										Investment	Expenses
	Net Asset	Net	Unrealized	Total							Net Assets	Ratio of	Income	(Prior to
	Value,	Investment	Gains	from	Net	Net		Net Asset			at End of	Expenses	(Loss) to	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	Average	to Average	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$16.53	0.06	(1.22)	(1.16)	(0.07)	(0.63)	(0.70)	$14.67	(7.10%	)	$631,191	0.32%	0.86%	0.38%	15.10%
Year Ended October 31, 2007	$15.75	0.23	2.24	2.47	(0.27)	(1.42)	(1.69)	$16.53	16.66%		$724,960	0.32%	1.67%	0.35%	21.52%
Year Ended October 31, 2006	$14.77	0.22	1.65	1.87	(0.23)	(0.66)	(0.89)	$15.75	13.06%		$1,108,039	0.32%	1.47%	0.37%	15.59%
Year Ended October 31, 2005	$12.96	0.17	2.06	2.23	(0.16)	(0.26)	(0.42)	$14.77	17.41%		$857,475	0.31%	1.27%	0.38%	18.44%
Year Ended October 31, 2004	$11.95	0.11	1.13	1.24	(0.11)	(0.12)	(0.23)	$12.96	10.47%		$530,191	0.31%	0.89%	0.37%	15.75%
Year Ended October 31, 2003	$9.25	0.08	2.70	2.78	(0.08)	–	(0.08)	$11.95	30.21%		$247,960	0.31%	0.87%	0.42%	8.26%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 22, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.

See accompanying notes to financial statements.

139 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide S&P 500 Index Fund

		Investment Activities				Distributions						Ratios / Supplemental Data

				Net Realized											Ratio of
				and										Ratio of Net	Expenses
	Net Asset			Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net		Gains	from	Net	Net		Net Asset			at End of	Expenses	Income	Reimbursements)
	Beginning	Investment		(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	Income		Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$13.13	0.09		(1.37)	(1.28)	(0.10)	(0.19)	(0.29)	$11.56	(9.88%	)	$88,203	0.48%	1.61%	0.53%	2.87%
Year Ended October 31, 2007	$11.75	0.19		1.44	1.63	(0.20)	(0.05)	(0.25)	$13.13	13.98%		$84,794	0.49%	1.48%	0.51%	3.56%
Year Ended October 31, 2006	$10.36	0.16		1.47	1.63	(0.16)	(0.08)	(0.24)	$11.75	15.90%		$42,670	0.49%	1.46%	0.52%	2.63%
Year Ended October 31, 2005	$9.74	0.15		0.64	0.79	(0.17)	–	(0.17)	$10.36	8.11%		$24,805	0.50%	1.49%	0.56%	5.28%
Year Ended October 31, 2004	$9.04	0.11		0.70	0.81	(0.11)	–	(0.11)	$9.74	8.99%		$7,822	0.50%	1.18%	0.54%	1.71%
Year Ended October 31, 2003	$7.62	0.10		1.41	1.51	(0.09)	–	(0.09)	$9.04	20.03%		$5,795	0.48%	1.28%	0.56%	1.30%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$13.07	0.05		(1.37)	(1.32)	(0.06)	(0.19)	(0.25)	$11.50	(10.24%	)	$11,564	1.23%	0.86%	1.28%	2.87%
Year Ended October 31, 2007	$11.71	0.09		1.43	1.52	(0.11)	(0.05)	(0.16)	$13.07	13.09%		$12,040	1.23%	0.75%	1.25%	3.56%
Year Ended October 31, 2006	$10.33	0.08		1.46	1.54	(0.08)	(0.08)	(0.16)	$11.71	15.01%		$6,296	1.23%	0.75%	1.26%	2.63%
Year Ended October 31, 2005	$9.70	0.09		0.63	0.72	(0.09)	–	(0.09)	$10.33	7.45%		$5,707	1.23%	0.90%	1.28%	5.28%
Year Ended October 31, 2004	$9.00	0.05		0.69	0.74	(0.04)	–	(0.04)	$9.70	8.23%		$4,820	1.23%	0.45%	1.27%	1.71%
Year Ended October 31, 2003	$7.59	0.04		1.41	1.45	(0.04)	–	(0.04)	$9.00	19.14%		$3,713	1.23%	0.54%	1.30%	1.30%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$13.00	0.06		(1.37)	(1.31)	(0.06)	(0.19)	(0.25)	$11.44	(10.23%	)	$2,987	1.23%	0.88%	1.28%	2.87%
Year Ended October 31, 2007	$11.65	0.10		1.42	1.52	(0.12)	(0.05)	(0.17)	$13.00	13.11%		$3,208	1.23%	0.74%	1.25%	3.56%
Year Ended October 31, 2006	$10.28	0.08		1.46	1.54	(0.09)	(0.08)	(0.17)	$11.65	15.06%		$1,423	1.23%	0.72%	1.26%	2.63%
Year Ended October 31, 2005	$9.67	0.08		0.64	0.72	(0.11)	–	(0.11)	$10.28	7.44%		$831	1.23%	0.71%	1.28%	5.28%
Year Ended October 31, 2004	$9.01	0.05		0.67	0.72	(0.06)	–	(0.06)	$9.67	8.06%		$250	1.23%	0.46%	1.27%	1.71%
Period Ended October 31, 2003 (f)	$8.83	–	(g)	0.18	0.18	–	–	–	$9.01	2.04%		$10	1.23%	0.48%	1.23%	1.30%

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$13.12	0.08		(1.37)	(1.29)	(0.09)	(0.19)	(0.28)	$11.55	(9.99%	)	$234	0.73%	1.34%	0.78%	2.87%
Period Ended October 31, 2007 (h)	$12.13	0.10		1.03	1.13	(0.14)	–	(0.14)	$13.12	9.34%		$236	0.74%	1.12%	0.76%	3.56%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 22, 2003 (commencement of operations) through October 31, 2003.
(g)	The amount is less than $0.005.
(h)	For the period from January 30, 2007 (commencement of operations) through October 31, 2007.

See accompanying notes to financial statements.

140 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide S&P 500 Index Fund (Continued)

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net		Net Asset			at End of	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$13.18	0.10	(1.39)	(1.29)	(0.10)	(0.19)	(0.29)	$11.60	(9.92%	)	$85,603	0.48%	1.63%	0.52%	2.87%
Year Ended October 31, 2007	$11.79	0.20	1.44	1.64	(0.20)	(0.05)	(0.25)	$13.18	14.01%		$98,679	0.48%	1.52%	0.49%	3.56%
Year Ended October 31, 2006	$10.40	0.17	1.46	1.63	(0.16)	(0.08)	(0.24)	$11.79	15.85%		$82,443	0.48%	1.49%	0.51%	2.63%
Year Ended October 31, 2005	$9.77	0.18	0.62	0.80	(0.17)	–	(0.17)	$10.40	8.29%		$69,996	0.48%	1.68%	0.52%	5.28%
Year Ended October 31, 2004	$9.07	0.12	0.69	0.81	(0.11)	–	(0.11)	$9.77	9.14%		$69,569	0.48%	1.21%	0.52%	1.71%
Year Ended October 31, 2003	$7.64	0.10	1.42	1.52	(0.09)	–	(0.09)	$9.07	20.11%		$55,197	0.48%	1.29%	0.55%	1.30%

Local Fund Shares
Six Months Ended April 30, 2008 (Unaudited)	$13.22	0.11	(1.39)	(1.28)	(0.11)	(0.19)	(0.30)	$11.64	(9.81%	)	$146	0.30%	1.80%	0.35%	2.87%
Year Ended October 31, 2007	$11.83	0.22	1.44	1.66	(0.22)	(0.05)	(0.27)	$13.22	14.15%		$162	0.30%	1.71%	0.32%	3.56%
Year Ended October 31, 2006	$10.43	0.19	1.47	1.66	(0.18)	(0.08)	(0.26)	$11.83	16.10%		$134	0.30%	1.67%	0.33%	2.63%
Year Ended October 31, 2005	$9.79	0.20	0.63	0.83	(0.19)	–	(0.19)	$10.43	8.45%		$115	0.30%	1.85%	0.35%	5.28%
Year Ended October 31, 2004	$9.09	0.14	0.69	0.83	(0.13)	–	(0.13)	$9.79	8.85%		$106	0.30%	1.38%	0.34%	1.71%
Year Ended October 31, 2003	$7.66	0.12	1.42	1.54	(0.11)	–	(0.11)	$9.09	20.26%		$97	0.30%	1.47%	0.37%	1.30%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$13.19	0.11	(1.38)	(1.27)	(0.11)	(0.19)	(0.30)	$11.62	(9.73%	)	$1,577,477	0.23%	1.88%	0.28%	2.87%
Year Ended October 31, 2007	$11.80	0.23	1.44	1.67	(0.23)	(0.05)	(0.28)	$13.19	14.26%		$1,834,780	0.23%	1.82%	0.24%	3.56%
Year Ended October 31, 2006	$10.41	0.19	1.47	1.66	(0.19)	(0.08)	(0.27)	$11.80	16.12%		$2,689,368	0.23%	1.73%	0.26%	2.63%
Year Ended October 31, 2005	$9.77	0.19	0.64	0.83	(0.19)	–	(0.19)	$10.41	8.55%		$2,007,290	0.23%	1.86%	0.28%	5.28%
Year Ended October 31, 2004	$9.07	0.13	0.70	0.83	(0.13)	–	(0.13)	$9.77	8.86%		$1,247,061	0.23%	1.45%	0.27%	1.71%
Year Ended October 31, 2003	$7.64	0.11	1.43	1.54	(0.11)	–	(0.11)	$9.07	20.39%		$620,598	0.23%	1.52%	0.30%	1.30%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 22, 2003 (commencement of operations) through October 31, 2003.
(g)	The amount is less than $0.005.
(h)	For the period from January 30, 2007 (commencement of operations) through October 31, 2007.

See accompanying notes to financial statements.

141 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide S&P 500 Index Fund (Continued)

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net		Net Asset			at End of	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$13.13	0.09	(1.38)	(1.29)	(0.09)	(0.19)	(0.28)	$11.56	(9.94%	)	$555,830	0.63%	1.49%	0.67%	2.87%
Year Ended October 31, 2007	$11.75	0.18	1.43	1.61	(0.18)	(0.05)	(0.23)	$13.13	13.79%		$666,420	0.63%	1.37%	0.65%	3.56%
Year Ended October 31, 2006	$10.36	0.15	1.46	1.61	(0.14)	(0.08)	(0.22)	$11.75	15.74%		$628,021	0.63%	1.35%	0.66%	2.63%
Year Ended October 31, 2005	$9.73	0.16	0.62	0.78	(0.15)	–	(0.15)	$10.36	8.06%		$578,102	0.63%	1.51%	0.67%	5.28%
Year Ended October 31, 2004	$9.03	0.11	0.69	0.80	(0.10)	–	(0.10)	$9.73	9.24%		$523,127	0.63%	1.05%	0.67%	1.71%
Year Ended October 31, 2003	$7.61	0.09	1.41	1.50	(0.08)	–	(0.08)	$9.03	19.89%		$413,554	0.63%	1.14%	0.70%	1.30%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 22, 2003 (commencement of operations) through October 31, 2003.
(g)	The amount is less than $0.005.
(h)	For the period from January 30, 2007 (commencement of operations) through October 31, 2007.

See accompanying notes to financial statements.

142 Semiannual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Cap Index Fund

		Investment Activities			Distributions						Ratios / Supplemental Data

														Ratio of
			Net Realized										Ratio of Net	Expenses
			and										Investment	(Prior to
	Net Asset	Net	Unrealized	Total							Net Assets	Ratio of	Income	Reimbursements)
	Value,	Investment	Gains	from	Net	Net		Net Asset			at End of	Expenses	(Loss) to	to Average
	Beginning	Income	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	Average	Net	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Assets (c)(d)	Turnover (e)

Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$13.09	0.03	(1.74)	(1.71)	(0.04)	(0.37)	(0.41)	$10.97	(13.35%	)	$89,407	0.73%	0.50%	0.80%	14.52%
Year Ended October 31, 2007	$13.47	0.14	0.94	1.08	(0.18)	(1.28)	(1.46)	$13.09	8.36%		$124,189	0.71%	1.03%	0.75%	19.60%
Year Ended October 31, 2006	$11.90	0.15	2.06	2.21	(0.15)	(0.49)	(0.64)	$13.47	19.14%		$114,281	0.70%	1.21%	0.75%	31.51%
Year Ended October 31, 2005	$11.15	0.10	1.20	1.30	(0.10)	(0.45)	(0.55)	$11.90	11.67%		$65,751	0.69%	0.90%	0.77%	24.14%
Year Ended October 31, 2004	$10.25	0.06	1.06	1.12	(0.05)	(0.17)	(0.22)	$11.15	11.08%		$62,688	0.69%	0.56%	0.77%	24.10%
Year Ended October 31, 2003	$7.27	0.05	2.98	3.03	(0.05)	–	(0.05)	$10.25	41.89%		$42,343	0.69%	0.61%	0.83%	25.63%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.98	(0.01)	(1.72)	(1.73)	(0.01)	(0.37)	(0.38)	$10.87	(13.61%	)	$378	1.30%	(0.09%)	1.38%	14.52%
Year Ended October 31, 2007	$13.36	0.06	0.93	0.99	(0.09)	(1.28)	(1.37)	$12.98	7.68%		$449	1.30%	0.45%	1.34%	19.60%
Year Ended October 31, 2006	$11.82	0.08	2.02	2.10	(0.07)	(0.49)	(0.56)	$13.36	18.38%		$482	1.30%	0.62%	1.35%	31.51%
Year Ended October 31, 2005	$11.08	0.03	1.19	1.22	(0.03)	(0.45)	(0.48)	$11.82	10.98%		$444	1.29%	0.28%	1.37%	24.14%
Year Ended October 31, 2004	$10.21	(0.01)	1.05	1.04	–	(0.17)	(0.17)	$11.08	10.28%		$424	1.29%	(0.04%)	1.37%	24.10%
Year Ended October 31, 2003	$7.25	–	2.97	2.97	(0.01)	–	(0.01)	$10.21	40.98%		$249	1.29%	0.04%	1.44%	25.63%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.94	(0.01)	(1.72)	(1.73)	– (h)	(0.37)	(0.37)	$10.84	(13.60%	)	$450	1.30%	(0.01%)	1.38%	14.52%
Year Ended October 31, 2007	$13.33	0.06	0.93	0.99	(0.10)	(1.28)	(1.38)	$12.94	7.74%		$640	1.30%	0.42%	1.34%	19.60%
Year Ended October 31, 2006	$11.80	0.06	2.05	2.11	(0.09)	(0.49)	(0.58)	$13.33	18.40%		$534	1.30%	0.53%	1.35%	31.51%
Year Ended October 31, 2005	$11.08	0.03	1.19	1.22	(0.05)	(0.45)	(0.50)	$11.80	10.99%		$200	1.29%	0.23%	1.37%	24.14%
Year Ended October 31, 2004	$10.20	–	1.06	1.06	(0.01)	(0.17)	(0.18)	$11.08	10.48%		$39	1.29%	(0.04%)	1.37%	24.10%
Period Ended October 31, 2003 (f)	$9.91	–	0.29	0.29	–	–	–	$10.20	2.93%		$21	1.29%	0.07%	1.38%	25.63%

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$13.08	0.01	(1.74)	(1.73)	(0.04)	(0.37)	(0.41)	$10.94	(13.47%	)	$1	0.90%	0.24%	0.94%	14.52%
Period Ended October 31, 2007 (g)	$12.75	0.07	0.64	0.71	(0.15)	(0.23)	(0.38)	$13.08	5.64%		$1	0.68%	0.84%	0.70%	19.60%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 22, 3003 (commencement of operations) through October 31, 2003.
(g)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.
(h)	The amount is less than $0.005.

See accompanying notes to financial statements.

143 Semiannual Report 2008

Financial Highlights
Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Cap Index Fund (Continued)

		Investment Activities			Distributions						Ratios / Supplemental Data

														Ratio of
			Net Realized										Ratio of Net	Expenses
			and										Investment	(Prior to
	Net Asset	Net	Unrealized	Total							Net Assets	Ratio of	Income	Reimbursements)
	Value,	Investment	Gains	from	Net	Net		Net Asset			at End of	Expenses	(Loss) to	to Average
	Beginning	Income	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	Average	Net	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Assets (c)(d)	Turnover (e)

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$13.22	0.04	(1.75)	(1.71)	(0.06)	(0.37)	(0.43)	$11.08	(13.17%	)	$274,760	0.30%	0.87%	0.38%	14.52%
Year Ended October 31, 2007	$13.59	0.20	0.94	1.14	(0.23)	(1.28)	(1.51)	$13.22	8.76%		$320,319	0.30%	1.53%	0.33%	19.60%
Year Ended October 31, 2006	$12.00	0.20	2.07	2.27	(0.19)	(0.49)	(0.68)	$13.59	19.60%		$518,239	0.30%	1.61%	0.35%	31.51%
Year Ended October 31, 2005	$11.24	0.15	1.21	1.36	(0.15)	(0.45)	(0.60)	$12.00	12.11%		$348,509	0.29%	1.28%	0.37%	24.14%
Year Ended October 31, 2004	$10.32	0.10	1.09	1.19	(0.10)	(0.17)	(0.27)	$11.24	11.51%		$210,322	0.29%	0.97%	0.37%	24.10%
Year Ended October 31, 2003	$7.32	0.08	3.00	3.08	(0.08)	–	(0.08)	$10.32	42.49%		$99,904	0.29%	1.04%	0.44%	25.63%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 22, 3003 (commencement of operations) through October 31, 2003.
(g)	For the period from March 9, 2007 (commencement of operations) through October 31, 2007.
(h)	The amount is less than $0.005.

See accompanying notes to financial statements.

2008 Semiannual Report 144

Notes to Financial Statements
April 30, 2008 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2008, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates sixty-two (62) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Bond Index Fund (“Bond Index”)
-	Nationwide International Index Fund (“International Index”)
-	Nationwide Mid Cap Market Index Fund (“Mid Cap Market Index”)
-	Nationwide S&P 500 Index Fund (“S&P 500 Index”)
-	Nationwide Small Cap Index Fund (“Small Cap Index”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the

2008 Semiannual Report 145

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward

146 Semiannual Report 2008

foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(e)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin” payments, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.

(f)	Swap Contracts

The Funds may engage in swap contracts in order to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in unrealized gains or losses on swap contracts is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon termination of swap contracts. Swap contracts are stated at fair value. Notional principal amounts are used to express the extent of involvement in these contracts, but the amounts potentially subject to credit risk are much smaller. As of April 30, 2008, the Funds did not have any swap contracts outstanding.

(g)	Mortgage Dollar Rolls

Certain Funds may enter into mortgage “dollar rolls” in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Mortgage dollar rolls are referred to as TBA’s on the Statement of Investments of the applicable Funds. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the Statement of Operations.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

2008 Semiannual Report 147

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

(i)	Securities Lending

To generate additional income, each of the Funds may lend their respective portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of April 30, 2008, the following Funds had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

Bond Index	$744,582	$757,305

International Index*	338,195,816	352,530,884

Mid Cap Market Index	122,036	129,287

Small Cap Index	530,647	546,917

*	Includes $1,628,559 of collateral in the form of U.S. Government Securities, interest rates ranging from 3.02% to 9.42% and maturity dates ranging from 06/04/12 to 04/25/38.

(j)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for the Bond Index and are declared and paid quarterly for all other Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences (i.e., reclassification of market discounts, foreign gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of each Fund to qualify or to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be

148 Semiannual Report 2008

recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Accordingly, the Funds were required to implement FIN 48 in their net asset value per share (NAV) calculations on April 30, 2008. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Funds’ current financial statements. Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Funds’ taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to each Fund’s NAV and financial statements.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each Fund, except Bond Index, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. For the Bond Index, the allocation method used is based on the fair value of settled shares outstanding. Under this method, earnings are allocated based on the fair value of settled shares. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds (as shown in the table below). NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), whose parent company is Nationwide Corporation. NFA provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of BlackRock Investment Management, LLC, the subadviser for the Funds. The subadviser manages each of its respective Fund’s investments and has the responsibility for making all investment decisions for the applicable Funds. Under the terms of the Funds’ Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets.

2008 Semiannual Report 149

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

For the six months ended April 30, 2008, the Funds paid investment management fees to NFA according to the schedule below:

		Total
Fund	Fee Schedule	Fees

Bond Index	Up to $1.5 billion	0.22%
	$1.5 billion up to $3 billion	0.21%
	On $3 billion and more	0.20%

International Index	Up to $1.5 billion	0.27%
	$1.5 billion up to $3 billion	0.26%
	On $3 billion and more	0.25%

Mid Cap Market Index	Up to $1.5 billion	0.22%
	$1.5 billion up to $3 billion	0.21%
	On $3 billion and more	0.20%

S&P 500 Index	Up to $1.5 billion	0.13%
	$1.5 billion up to $3 billion	0.12%
	$3 billion more up to $4.5 billion	0.11%
	On $4.5 billion and more	0.10%

Small Cap Index	Up to $1.5 billion	0.20%
	$1.5 billion up to $3 billion	0.19%
	On $3 billion and more	0.18%

From such fees, pursuant to the subadvisory agreements, NFA paid the subadviser $2,175,162 for the six months ended April 30, 2008.

NFA and the Funds have entered into written Expense Limitation Agreements that limit operating expenses (excluding any taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, short sale dividend expenses, other expenditures which are capitalized in accordance with GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding the amounts listed in the table below until at least May 1, 2009:

Fund	Classes	Amount

Bond Index (a)	All Classes	0.32%

International Index (a)	All Classes	0.37%

Mid Cap Market Index	All Classes	0.32%

S&P 500 Index	All Classes	0.23%

Small Cap Index (a)	All Classes	0.30%

(a)	The Expense Limitation Agreement for these Funds also states that the expense ratio for each class will not exceed 4.00% through March 1, 2011.

NFA may request and receive reimbursement from certain Funds of the advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreements at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by NFA is not permitted.

150 Semiannual Report 2008

As of April 30, 2008, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by NFA, would be:

	Amount	Amount	Amount	Amount
	Fiscal Year	Fiscal Year	Fiscal Year	Six Months Ended
	2005	2006	2007	April, 30 2008

Bond Index	$710,181	$663,758	$439,605	$359,080

International Index	756,273	631,723	386,490	513,951

Mid Cap Market Index	519,931	509,553	319,532	207,806

S&P 500 Index	1,108,994	808,395	375,580	501,588

Small Cap Index	256,790	222,353	164,560	131,775

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (“NFD” or “Distributor”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors Inc. (“NFSDI”). NFSDI is a wholly-owned subsidiary of NFS. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R	Local Fund	Service Class
Fund	Shares	Shares	Shares	Shares	Shares	Shares

Bond Index	0.25%	1.00%	1.00%	0.50%	N/A	N/A

International Index	0.25%	1.00%	1.00%	0.50%	N/A	N/A

Mid Cap Market Index	0.25%	1.00%	1.00%	0.50%	N/A	N/A

S&P 500 Index	0.25%	1.00%	1.00%	0.50%	0.07%	0.15%

Small Cap Index	0.25%	1.00%	1.00%	0.50%	N/A	N/A

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions of Class B shares made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares made within one year of purchase. For the six months ended April 30, 2008, NFD received commissions of $28,159 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $2,030 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds, and serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to NFM.

2008 Semiannual Report 151

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion to $3 billion	0.19%

$3 billion to $4 billion	0.15%

$4 billion to $5 billion	0.08%

$5 billion to $10 billion	0.05%

$10 billion to $12 billion	0.03%

$12 billion or more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”), the Nationwide Optimal Allocations Fund: Defensive, Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations Fund: Moderate Growth, Nationwide Optimal Allocations Fund: Growth, and Nationwide Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) and the Nationwide Destination 2010, Nationwide Destination 2015, Nationwide Destination 2020, Nationwide Destination 2025, Nationwide Destination 2030, Nationwide Destination 2035, Nationwide Destination 2040, Nationwide Destination 2045, Nationwide Destination 2050, and Nationwide Retirement Income Funds (collectively, the “Target Destination Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds, the Optimal Funds and the Target Destination Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each, applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, NFS and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Institutional Service Class, and Service Class shares of each of the Funds.

For the six months ended April 30, 2008, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount

Bond Index	$39,259

International Index	123,209

Mid Cap Market Index	113,041

S&P 500 Index	694,894

Small Cap Index	57,255

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Board of Trustees and the Trust, the Board of Trustees has

152 Semiannual Report 2008

agreed to reimburse NFA for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2008, the Funds’ portion of such costs amounted to $902.

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within seven calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2008, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A	Institutional Class

International Index	$9	$—

S&P 500 Index	—	19

Small Cap Index	97	444

For the year ended October 31, 2007, the following Fund had contributions to capital due to collection of redemption fees:

Fund	Class A	Class B	Service Class	Institutional Class

Bond Index	$803	$—	N/A	$—

International Index	5,381	—	N/A	82

Mid Cap Market Index	2,662	—	N/A	—

S&P 500 Index	740	320	$2,720	—

Small Cap Index	66	—	N/A	742

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be shown on the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 24, 2008, with a commitment fee of 0.07% per year on $100,000,000. The Board of Trustees has approved a one-month extension beyond the date of expiration for the Funds’ current line of credit, as well as a one-year renewal to begin at the expiration of such extension. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. There were no borrowings under this line of credit during the six months ended April 30, 2008.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that

2008 Semiannual Report 153

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2008, were as follows:

Fund	Purchases	Sales

Bond Index	$1,195,530,346	$1,432,651,571

International Index	122,675,417	301,307,559

Mid Cap Market Index	134,853,599	118,809,707

S&P 500 Index	65,550,699	193,265,699

Small Cap Index	57,175,174	50,677,240

Purchases and sales of U.S. Government securities for the six months ended April 30, 2008, were as follows:

Fund	Purchases	Sales

Bond Index	$1,682,535,764	$1,728,494,319

7. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience however, the Trust expects that risk of loss to be remote.

9. New Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures

154 Semiannual Report 2008

may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on each Fund’s financial statements and related disclosures.

10. Other

During the year ended October 31, 2007, the Bond Index Fund, Mid Cap Index Fund, S&P 500 Index Fund and Small Cap Index Fund delivered securities of the Funds in exchange for the redemption of Institutional Shares (redemption in- kind). Cash and securities were transferred for redemptions at a market value of $1,412,594,323, $609,836,722, $1,387,369,746 and $320,668,228 for the Bond Index Fund, Mid Cap Index, S&P 500 Index Fund, and Small Cap Index Fund respectively. For financial reporting purposes, the Bond Index Fund, Mid Cap Index, S&P 500 Index Fund and Small Cap Index Fund recorded net realized gains (losses) of ($5,987,093), $146,024,439, $362,895,382 and $63,889,918, respectively, in connection with the transactions. However, for tax purposes, the transactions received tax-free treatment. These permanent book to tax differences were reclassified within the components of net assets in accordance with the Funds’ accounting policies, more fully disclosed in note 2.

11. Federal Tax Information

As of April 30, 2008, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Bond Index	$1,105,774,742	$13,361,155	$(10,378,073)	2,983,082

International Index	1,988,576,453	600,878,034	(75,477,535)	525,400,499

Mid Cap Market Index	802,403,885	120,313,933	(99,093,999)	21,219,934

S&P 500 Index	2,130,006,114	404,525,201	(205,665,855)	198,859,346

Small Cap Index	398,253,663	41,272,664	(72,967,538)	(31,694,874)

2008 Semiannual Report 155

Management Information
(Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of
	Position(s) Held		Portfolios in the
	with the Trust		Nationwide Fund	Other
Name, Address	and Length of	Principal Occupation(s)	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	120	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting group) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	120	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	120	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST, a global management consulting firm.	120	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	120	None

156 Semiannual Report 2008

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of
	Position(s) Held		Portfolios in the
	with the Trust		Nationwide Fund	Other
Name, Address	and Length of	Principal Occupation(s)	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 - 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	120	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts; Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation .	120	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004[4]	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	120	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	120	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFA, the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, are wholly-owned subsidiaries of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.
4	Mr. McCarthy resigned from the Board of Trustees as of April 2, 2008.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2008 Semiannual Report 157

Management Information (Continued)
(Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of
	Position(s) Held		Portfolios in the
	with the Trust and	Principal	Nationwide Fund	Other Directorships
Name, Address	Length of Time	Occupation(s)	Complex Overseen by	Held by
and Year of Birth	Served[1]	During Past 5 Years	Trustee	Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	120	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

Stephen T. Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer since January 2008[4]
Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA, [2] Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007
Mr. Finelli is the Principal Financial Officer and Senior Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]
			N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

158 Semiannual Report 2008

Number of
	Position(s) Held		Portfolios in the
	with the Trust and	Principal	Nationwide Fund	Other Directorships
Name, Address	Length of Time	Occupation(s)	Complex Overseen by	Held by
and Year of Birth	Served[1]	During Past 5 Years	Trustee	Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007). [2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008
Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008). [2] From January 2006 through April 2007, Mr. Butler was Vice President - Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President - Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006
			N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. Prior to that, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2008 Semiannual Report 159

Supplemental Information (Unaudited)

A. Renewal of Advisory (and Sub-advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreement”) with its investment advisers and, as applicable, sub-advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

On December 4, 2007, the Independent Trustees met in person with their independent legal counsel (“Independent Legal Counsel”) to consider information provided by the Adviser and others to assist the Trustees in considering whether to renew the Advisory Agreement for a one year term beginning May 1, 2008. Immediately following the meeting, all Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to consider such matters, and to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the December 4, 2007 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations.

In preparation for the December 4, 2007 meeting, the Trustees were provided, at the request of the Trustees, with a wide range of information to assist in their deliberations, including (i) reports from Lipper Inc. describing, on a Fund-by-Fund basis, each Fund’s (a) performance rankings (where “first quintile” denotes the best performance) (over multiple years ended September 30, 2007) compared with performance groups and performance universes created by Lipper (and in some cases, customized peer groups created by the Adviser) of similar or peer group funds, and (b) expense rankings (where “first quintile” denotes the lowest fees and expenses) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds; (ii) information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2007) compared with the Fund’s benchmark and Lipper categories; (iii) for Funds under “close review,“ copies of letters from Adviser to the portfolio manager of each such Fund, together with the portfolio manager’s written response describing the reasons for the Fund’s underperformance, (iv) information from the Adviser describing, on a Fund-by-Fund basis, performance for the months of October and November, 2007, and annual performance for the year ended November 30, 2007, (v) reports from the Adviser describing, on a Fund-by-Fund basis, the Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of the Adviser’s methodology in calculating its profitability, (vi) information from the Adviser describing, on a Fund-by-Fund basis, any fees paid to the Adviser for managing similar, non-affiliated institutional accounts, including the range of fee levels for such accounts, and (vii) information from the Adviser describing ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the December 4, 2007 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel and Independent Legal Counsel, among other things, the information described above, and information regarding: (i) the nature, extent and quality of services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of each Fund and the Adviser, (iii) the costs of the services provided by the Adviser under the Advisory Agreement and the profits realized by the Adviser thereunder, (iv) the extent to which economies of scale may be present and, if so, whether they are being shared with the Fund’s shareholders, (v) comparisons of the Adviser’s fees under the Advisory Agreement with investment advisory fees paid by a peer group of funds and those paid by non-affiliated institutional clients to the Adviser for managing similar accounts, and (vi) any ancillary benefits inuring to the Adviser and its affiliates as a result of being investment adviser for the Trust. The Trustees also

160 Semiannual Report 2008

considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; the financial condition and stability of the Adviser; the terms of each Advisory Agreement; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the December 4, 2007 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions at the contract approval meeting of the Board of Trustees to be held on January 10, 2008.

At the January 10, 2008 meeting of the Board of Trustees of the Trust, the Board received and considered information provided by the Adviser in follow-up from the December 4, 2007 Board meeting and, after consulting among themselves, and with the Adviser, Trust counsel and Independent Legal Counsel, concluded unanimously to renew the Advisory Agreement for the reasons set forth in the following section. In determining whether to renew the Advisory Agreements for the Fund, the Board ultimately reached a determination, with the assistance of Trust counsel and Independent Legal Counsel, that the renewal of the Advisory Agreement and the compensation to be received by the Adviser under the Advisory Agreement is consistent with the Board’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board in reaching its determination is aware that shareholders of the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors, and that the Fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other public disclosures, have chosen to invest in this Fund, managed by the Adviser.

Nationwide Bond Index Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s performance had been good in all periods presented. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to maintain and improve performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was higher, but within the range of the peer group funds. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds was higher, but within the range of the peer group funds, and the Adviser agreed to maintain the expense cap at 32 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide International Index Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by

2008 Semiannual Report 161

Supplemental Information (Unaudited) (Continued)

the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s performance had been acceptable in all periods. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to maintain or improve performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was higher, but within the range of the peer group funds and total expenses were low. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were low, and the Adviser agreed to maintain the expense cap at 37 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide Mid Cap Market Index Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s performance had been acceptable. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to maintain and improve performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was at the median, but total expenses were low. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were low, and the Adviser agreed to maintain the expense cap at 32 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide S&P 500 Index Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

162 Semiannual Report 2008

The Trustees found that the Fund’s performance had been good. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to maintain performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was higher, but total expenses for the Fund were low. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were low, and the Adviser agreed to maintain the expense cap at 23 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide Small Cap Index Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s performance had been acceptable or better in all periods. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to improve performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was higher, but total expenses were low. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were low, and the Adviser agreed to maintain the expense cap at 30 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

2008 Semiannual Report 163

SemiannualReport
April 30, 2008 (Unaudited)

Contents

1	Message to Shareholders

Index Funds
5	Nationwide Investor Destinations Aggressive Fund
11	Nationwide Investor Destinations Moderately Aggressive Fund
17	Nationwide Investor Destinations Moderate Fund
23	Nationwide Investor Destinations Moderately Conservative Fund
29	Nationwide Investor Destinations Conservative Fund

57	Notes to Financial Statements

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders
April 30, 2008

Dear Shareholder:

As I write this letter to accompany our semiannual reports, it’s clear that the markets and the economy have continued to create significant headwinds for investors. With skyrocketing fuel prices, fallout from the subprime mortgage crisis, a sharp decline in the relative value of the U.S. dollar and renewed fears about economic recession, challenging conditions abound for investors and money managers alike.

Market Review

To give you some market context, the major stock-market indexes performed poorly during the six-month reporting period that ended April 30, 2008. Large-capitalization stocks fell sharply as the Standard & Poor’s 500® (S&P 500) Index registered -9.64% for the reporting period. No relief was in sight in the growth or value segments of the market; the Russell 1000® Growth Index and the Russell 1000® Value Index registered -9.28% and -9.83%, respectively. The reporting period ended on a note of optimism, however, as each of these equity indexes posted positive returns for the month ended April 30, 2008: 4.87% for the S&P 500 Index, 5.25% for the Russell 1000® Growth Index and 4.87% for the Russell 1000® Value Index.

The bond markets offered some degree of comfort during the reporting period as the Lehman Brothers (LB) Aggregate Index recorded a 4.08% return, but yields are still significantly below where they were just one year ago.

The rocky markets continue to serve as a stark reminder that sometimes the most prudent defense against market risk may be to diversify across many different asset classes. With Nationwide Fundssm, investors have access to fund choices that include a variety of asset classes and investment styles, and the subadvisers of each fund skillfully navigate the challenges they face in their own particular ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Funds portfolios contributed commentaries to this semiannual report. In these commentaries, the managers describe the circumstances and market conditions they encountered throughout the semiannual reporting period, and they explain the investment strategies they employed in response.

Award-Winning Fund Family

In more positive news, we were gratified to learn that Nationwide Funds Groupsm (NFG) was recognized as the “Best Fixed Income Fund Family” in the small fund company category at the annual Lipper Fund Awards ceremony held recently in New York City. NFG ranked first out of 73 fund families with less than $28 billion in total net assets during the three-year period ended December 31, 2007. In addition, three Nationwide® mutual funds received Lipper Fund Awards for their category-leading performance.

We’re proud to be acknowledged by Lipper for the strong performance of our mutual funds, and we congratulate and thank our fixed-income subadvisers — Nationwide Asset Management, LLC and Morley Capital Management, Inc. — for their vital contributions. While winning awards is not our primary goal, doing so is one way to validate our mission to help investors pursue their financial goals by selecting the best possible managers for each investment style.

Once again we thank you for entrusting your assets to NFG, and we wish you all the best for the remainder of 2008.

Sincerely,

Stephen T. Grugeon
Chief Operating Officer and Interim President
Nationwide Funds Group

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

The Fixed Income: Small category included 73 fund families with less than $28 billion in total net assets.

Lipper determined the award winner by averaging the decile rank of the three-year Consistent Return scores for all of the funds within the eligible group. The fund family with the lowest average decile rank received the award. The first decile is considered the best ranking and the tenth decile is considered the worst.

Consistent Return is a quantitative metric that incorporates two characteristics: risk adjusted return and the strength of the fund’s performance trend. Consistent Return reflects

2008 Semiannual Report 1

funds’ historical risk-adjusted returns, adjusted for volatility, relative to peers.

Current performance may be either higher or lower than the performance used to determine the award. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

The Nationwide Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds. When discussing asset allocation theory and the three major asset classes, short-term investments typically are represented by an investment in 90-day Treasury bills. The short-term investments component of the Nationwide Investor Destinations Funds comprises an investment in one or a combination of the following: the Nationwide Enhanced Income Fund (a short-term fixed-income fund), the Nationwide Money Market Fund and/or the Nationwide Contract (a fixed-interest contract issued and guaranteed by the Nationwide Life Insurance Company). While there can be no guarantee, it is believed that this strategy will provide a return in excess of the 90-day T-bill without substantially increasing risk. Each fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations. Each fund’s underlying funds may be subject to specific investment risks such as those associated with international securities, initial public offerings, bonds and short-term instruments. Please see the Funds’ prospectus for information about the specific risks of an investment. The target allocations are subject to change at any time and without notice.

The Nationwide Investor Destinations Aggressive Fund benchmark consists of 95% Standard & Poor’s 500® (S&P 500) Index and 5% Lehman Brothers (LB) U.S. Aggregate Index.

The Nationwide Investor Destinations Moderately Aggressive Fund benchmark consists of 80% Standard & Poor’s 500® (S&P 500) Index, 15% Lehman Brothers (LB) U.S. Aggregate Index and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index.

The Nationwide Investor Destinations Moderate Fund benchmark consists of 60% Standard & Poor’s 500® (S&P 500) Index, 25% Lehman Brothers (LB) U.S. Aggregate Index and 15% Citigroup 3-Month Treasury Bill (T-Bill) Index.

The Nationwide Investor Destinations Moderately Conservative Fund benchmark consists of 40% Standard & Poor’s 500® (S&P 500) Index, 35% Lehman Brothers (LB) U.S. Aggregate Index and 25% Citigroup 3-Month Treasury Bill (T-Bill) Index.

The Nationwide Investor Destinations Conservative Fund benchmark consists of 45% Citigroup 3-Month Treasury Bill (T-Bill) Index, 35% Lehman Brothers (LB) U.S. Aggregate Index and 20% Standard & Poor’s 500® (S&P 500) Index.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Funds that concentrate on specific sectors, such as commodities or REITs, are subject to greater volatility than that of other mutual funds.

High-yield funds typically are subject to greater risk and price volatility than funds that invest in higher-rated debt securities.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Lehman Brothers (LB) U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

2 Semiannual Report 2008

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Russell Midcap® Index: An unmanaged index that represents the mid-capitalization segment of the U.S. equity universe; comprises the smallest 800 U.S. companies in the Russell 1000® Index, which measures the performance of the largest 1,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

S&P 500/Citigroup Growth Index: A broad, unmanaged, market capitalization-weighted index that includes those S&P 500® Index stocks with growth characteristics, based on an average score of three risk factors for measuring growth stocks (constitutes about 33% of the S&P 500 Index’s total market cap); also includes 20% to 80% of the market cap of S&P 500 Index stocks not in a pure style basket (constitutes about 34% of the S&P 500 Index’s total market cap). This index is in Standard & Poor’s new Style Index series and replaced the S&P 500/Barra Growth Index on Dec. 16, 2005.

S&P 500/Citigroup Value Index: A broad, unmanaged, market capitalization-weighted index that includes those S&P 500® Index stocks with value characteristics, based on an average score of four risk factors for measuring value stocks (constitutes about 33% of the S&P 500 Index’s total market cap); also includes 20% to 80% of the market cap of S&P 500 Index stocks not in a pure style basket (constitutes about 34% of the S&P 500 Index’s total market cap). This index is in Standard & Poor’s new Style Index series and replaced the S&P 500/Barra Value Index on Dec. 16, 2005.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of the stocks of 400 medium-sized U.S. companies.

Standard & Poor’s SmallCap 600 (S&P 600) Index: An unmanaged, market capitalization-weighted index that measures the performance of the stocks of 600 small-sized U.S. companies (those with a market cap of $300 million to $2.0 billion).

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Sales charge and fee information: Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund and Nationwide Investor Destinations Conservative Fund Class A shares have a maximum sales charge (load) of 5.75% imposed on purchases (as a percentage of offering price). As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. Up to a 0.25% 12b-1 fee applies.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report. Views expressed within are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time. There is no assurance that any specific securities mentioned in this report will remain in

2008 Semiannual Report 3

the Fund’s portfolio. A more recent listing of each Fund’s portfolio holdings can be found on the Trust’s internet site nationwidefunds.com.

Ibbotson Associates is a registered investment advisor and wholly owned subsidiary of Morningstar, Inc.

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwidefunds.com. Please read it carefully before investing any money.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with Ibbotson Associates.

4 Semiannual Report 2008

Nationwide Investor Destinations
Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Investor Destinations Aggressive Fund (Class A at NAV) registered -9.29% versus -8.95% for its composite benchmark, 95% Standard & Poor’s 500® (S&P 500) Index and 5% Lehman Brothers (LB) U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Global Multi-Cap Core Funds (consisting of 124 funds as of April 30, 2008) was -9.35% for the same time period.

Can you describe the market environment during the reporting period?

Despite rallying during April, U.S. equities generally lost ground during the six-month reporting period amid continued weakness in the housing and mortgage markets, steadily rising commodity prices and increasing fears of economic recession. The broad-market S&P 500 Index registered -9.64%. Shares of large-capitalization growth companies outperformed large-cap value stocks, with the S&P 500/Citigroup Growth Index registering -7.75% versus -11.55% for the S&P 500/Citigroup Value Index.

Shares of mid-cap companies outperformed their large- and small-cap counterparts, with the S&P MidCap 400 Index registering -6.95% versus the respective -9.64% and -11.60% registered by the S&P 500 Index and the S&P SmallCap 600 Index. Small-capitalization stocks were hit especially hard during the reporting period, as evidence pointing to a recession continued to accumulate and investors turned defensive. Amid this cautious environment, small caps — particularly those with significant debt — and other riskier assets were sold aggressively, regardless of their fundamental underpinnings.

Oil prices continued to rise during the reporting period, contributing to record-high gasoline prices. Economic growth in the United States remained very sluggish, with recession risks still high. Other problem areas included the weak housing market, a downturn in nonresidential construction and a slowdown in consumption growth, with the weaker labor market and higher oil prices undermining consumer spending. The Federal Reserve Board seemingly regards weak growth as a greater risk than higher inflation, partly reflecting ongoing problems in the financials sector. An extended period of stability in short-term interest rates is probable after the Federal Reserve’s 25-basis-point, or 0.25%, reduction in the target federal funds rate on April 30. During the reporting period, the Fed reduced the target federal funds rate a total of 250 basis points, or 2.50%, moving from 4.50% to 2.00%.

International equity markets generally finished in negative territory during the reporting period, with the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index registering -9.21%. International stocks, however, modestly outperformed shares of U.S. companies, and developed foreign markets performed slightly better than their emerging-market counterparts, with the MSCI Emerging Markets IndexSM registering -10.18% for the reporting period. In developed markets, the United Kingdom, Japan, and Germany — which make up about half of the MSCI EAFE Index — registered -12.28%, -6.70%, and -7.20%, respectively.

What areas of investment provided the most positive relative returns for the Fund?

Only one of the Fund’s underlying investments — the Nationwide Bond Index Fund (with a relatively-small allocation of approximately 5%) — posted a positive return, gaining 3.88% during the reporting period.

What areas detracted from Fund performance?

The Fund’s two largest positions proved to be the greatest detractors from overall Fund performance during the reporting period: The Nationwide S&P 500 Index Fund, with an approximate allocation of 40%, registered -9.73%; and the Nationwide International Index Fund, with an approximate allocation of 30%, registered -9.96%.

What is your outlook for the near term?

Within the past year, U.S. corporate earnings growth has slowed considerably. Significant weakness in the earnings of financials-sector companies around the globe has been offset by a less-downbeat picture in other sectors. Indeed, a key theme in the earnings reports for the first quarter of 2008 was the extent to which corporate earnings outside of the financials sector held up, delivering some positive earnings surprises. Given higher commodity prices and a very slight reacceleration in the core inflation rate in recent months, inflationary concerns have surfaced despite weak economic growth. We continue to believe that inflationary pressures will ease during this year because commodity price inflation is unlikely to persist at the same pace. In addition, significant excess capacity is likely to emerge as the economy remains weak, and inflationary pressures are evident only in concentrated pockets.

The Investor Destinations Funds were designed as a simple asset-allocation solution for investors to help them navigate complex investment markets. Each of the Funds

2008 Semiannual Report 5

is structured as a “fund of funds” and is designed to provide a diversified range of investment options, based on each investor’s chosen risk profile. By combining underlying investments in major asset classes that behave differently under various market conditions, we believe it is possible for these Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe this particular Fund’s substantially equity-oriented allocations across U.S. and international markets position the Fund well to deliver the potential for solid, risk-adjusted returns for the aggressive investor over the long-term.

The table below lists the target allocation for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

Nationwide Investor Destinations Aggressive Fund
Performance of Underlying Investments for the Six Months-Ended April 30, 2008

		Target	Six-Month
Asset Classes	Underlying Investment	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	40%	-9.73%

International Stocks	Nationwide International Index Fund	30%	-9.96%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	15%	-7.10%

Small-Cap Stocks	Nationwide Small Cap Index Fund	10%	-13.17%

Intermediate-Term Bonds	Nationwide Bond Index Fund	5%	3.88%

*	Fund target allocations are as of April 30, 2008

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

6 Semiannual Report 2008

Fund Performance	Nationwide Investor Destinations Aggressive Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	-9.29%	-4.09%	13.48%	2.93%	0.75%
	w/SC3	-14.50%	-9.61%	12.14%	2.18%

Class B	w/o SC2	-9.66%	-4.84%	12.64%	2.21%	1.49%
	w/SC4	-13.98%	-9.35%	12.39%	2.21%

Class C5	w/o SC2	-9.60%	-4.76%	12.63%	2.20%	1.49%
	w/SC6	-10.47%	-5.66%	12.63%	2.20%

Class R7,8		-9.52%	-4.44%	13.17%	2.50%	1.19%

Institutional Class[7,9]		-9.19%	-3.90%	13.71%	3.07%	0.49%

Service Class[7]		-9.37%	-4.33%	13.32%	2.85%	0.89%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Aggressive Fund, Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond Index)(a), S&P 500 Index (S&P 500)(b), the Aggressive Composite Index(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Aggressive Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Aggressive Composite is a combination of the S&P 500 (95%) and the LB U.S. Aggregate Bond (5%).

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 7

Shareholder	Nationwide Investor Destinations Aggressive Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
Nationwide Investor Destinations			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Aggressive Fund			11/01/07	04/30/08	04/30/08 (a) (b)	04/30/08 (a) (b)

Class A Shares	Actual		1,000.00	907.10	2.13	0.45
	Hypothetical	(c)	1,000.00	1,022.76	2.27	0.45

Class B Shares	Actual		1,000.00	903.40	5.68	1.20
	Hypothetical	(c)	1,000.00	1,018.90	6.02	1.20

Class C Shares	Actual		1,000.00	904.00	5.68	1.20
	Hypothetical	(c)	1,000.00	1,018.90	6.02	1.20

Class R Shares	Actual		1,000.00	904.80	3.93	0.83
	Hypothetical	(c)	1,000.00	1,020.74	4.17	0.83

Institutional Class Shares	Actual		1,000.00	908.10	0.95	0.20
	Hypothetical	(c)	1,000.00	1,023.87	1.01	0.20

Service Class Shares	Actual		1,000.00	906.30	3.08	0.65
	Hypothetical	(c)	1,000.00	1,021.63	3.27	0.65

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(c)	Represents the hypothetical 5% return before expenses.

8 Semiannual Report 2008

Portfolio Summary	Nationwide Investor Destinations Aggressive Fund
April 30, 2008 (Unaudited)

Asset Allocation

Mutual Funds	100.0%
Repurchase Agreements	0.1%
Liabilities in excess of other assets	-0.1%

100.0%

Top Industries

Equity Funds	95.0%
Fixed Income Funds	5.0%

100.0%

Top Holdings*

Nationwide S&P 500 Index Fund, Institutional Class	39.9%
Nationwide International Index Fund, Institutional Class	30.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	15.1%
Nationwide Small Cap Index Fund, Institutional Class	10.0%
Nationwide Bond Index Fund, Institutional Class	5.0%

100.0%

*	For purposes of listing top holdings, repurchase agreements are included as part of Other

2008 Semiannual Report 9

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Investor Destinations Aggressive Fund

Mutual Funds (100.0%) (a)
	Shares or
	Principal Amount	Value

Equity Funds (95.0%)
Nationwide International Index Fund, Institutional Class	29,332,230	$318,548,016
Nationwide Mid Cap Market Index Fund, Institutional Class	10,919,244	160,185,311
Nationwide S&P 500 Index Fund, Institutional Class	36,522,545	424,391,978
Nationwide Small Cap Index Fund, Institutional Class	9,574,831	106,089,125

		1,009,214,430

Fixed Income Fund (5.0%)
Nationwide Bond Index Fund, Institutional Class	4,877,410	53,456,419

Total Mutual Funds		1,062,670,849

Repurchase Agreements (0.1%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $688,894, collateralized by U.S. Government Agency Mortgages ranging 4.00% - 6.13%, maturing 05/30/08 - 10/05/26; total market value of $702,635	$688,858	$688,858
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $215,080, collateralized by U.S. Government Agency Mortgages ranging 4.60% - 4.85%, maturing 09/01/35; total market value of $219,370	215,069	215,069

Total Repurchase Agreements		903,927

Total Investments (Cost $1,004,413,662) (b) — 100.1%		1,063,574,776

Liabilities in excess of other assets — (0.1)%		(739,885)

NET ASSETS — 100.0%		$1,062,834,891

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

10 Semiannual Report 2008

Nationwide Investor Destinations Moderately
Aggressive Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Investor Destinations Moderately Aggressive Fund (Class A at NAV) registered -7.15% versus -7.01% for its composite benchmark, 80% Standard & Poor’s 500® (S&P 500) Index, 15% Lehman Brothers (LB) U.S. Aggregate Index and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 695 funds as of April 30, 2008) was -6.80% for the same time period.

Can you describe the market environment during the reporting period?

Despite rallying during April, U.S. equities generally lost ground during the six-month reporting period amid continued weakness in the housing and mortgage markets, steadily rising commodity prices and increasing fears of economic recession. The broad-market S&P 500 Index registered -9.64%. Shares of large-capitalization growth companies outperformed large-cap value stocks, with the S&P 500/Citigroup Growth Index registering -7.75% versus -11.55% for the S&P 500/Citigroup Value Index.

Shares of mid-cap companies outperformed their large- and small-cap counterparts, with the S&P MidCap 400 Index registering -6.95% versus the respective -9.64% and -11.60% registered by the S&P 500 Index and the S&P SmallCap 600 Index. Small-capitalization stocks were hit especially hard during the reporting period, as evidence pointing to a recession continued to accumulate and investors turned defensive. Amid this cautious environment, small caps — particularly those with significant debt — and other riskier assets were sold aggressively, regardless of their fundamental underpinnings.

Oil prices continued to rise during the reporting period, contributing to record-high gasoline prices. Economic growth in the United States remained very sluggish, with recession risks still high. Other problem areas included the weak housing market, a downturn in nonresidential construction and a slowdown in consumption growth, with the weaker labor market and higher oil prices undermining consumer spending. The Federal Reserve Board seemingly regards weak growth as a greater risk than higher inflation, partly reflecting ongoing problems in the financials sector. An extended period of stability in short-term interest rates is probable after the Federal Reserve’s 25-basis-point, or 0.25%, reduction in the target federal funds rate on April 30. During the reporting period, the Fed reduced the target federal funds rate a total of 250 basis points, or 2.50%, from 4.50% to 2.00%.

International equity markets generally finished in negative territory during the reporting period, with the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index registering -9.21%. International stocks, however, modestly outperformed shares of U.S. companies, and developed foreign markets performed slightly better than their emerging-market counterparts, with the MSCI Emerging Markets IndexSM registering -10.18% for the reporting period. In developed markets, the United Kingdom, Japan and Germany — which make up about half of the MSCI EAFE Index — registered -12.28%, -6.70% and -7.20%, respectively.

Within the volatile environment that prevailed during the reporting period, U.S. fixed-income markets managed to finish in positive territory. The broad-market Lehman Brothers (LB) U.S. Aggregate Index gained 4.08% during the reporting period. The U.S. Treasury yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) began the reporting period with a positive slope (i.e., long-term yields were higher than short-term yields). During the reporting period, interest rates moved lower across the yield curve, which steepened as the decline in short-term yields significantly outpaced that of yields in the long end.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, only two of the Fund’s underlying investments — the Nationwide Bond Index Fund (with an allocation of approximately 15%) and the Nationwide Contract (with an allocation of approximately 5%) — posted positive returns, gaining 3.88% and 2.07%, respectively.

What areas detracted from Fund performance?

During the reporting period, the Fund’s two largest positions — the Nationwide S&P 500 Index Fund (with an allocation of approximately 35%) and the Nationwide International Index Fund (with an allocation of approximately 25%) — proved to be the greatest detractors from overall Fund performance, registering -9.73% and -9.96%, respectively.

What is your outlook for the near term?

Within the past year, U.S. corporate earnings growth has slowed considerably. Significant weakness in the earnings of financials-sector companies around the globe has been offset by a less-downbeat picture in other sectors. Indeed, a key theme in the earnings reports for the first quarter of 2008 was the extent to which corporate earnings outside of the financials sector held up, delivering some

2008 Semiannual Report 11

positive earnings surprises. Given higher commodity prices and a very slight reacceleration in the core inflation rate in recent months, inflationary concerns have surfaced despite weak economic growth. We continue to believe that inflationary pressures will ease during this year because commodity price inflation is unlikely to persist at the same pace. In addition, significant excess capacity is likely to emerge as the economy remains weak, and inflationary pressures are evident only in concentrated pockets.

The Investor Destinations Funds were designed as a simple asset-allocation solution for investors to help them navigate complex investment markets. Each of the Funds is structured as a “fund of funds” and is designed to provide a diversified range of investment options for investors, based on each investor’s chosen risk profile. By combining underlying investments in major asset classes that behave differently under various market conditions, we believe it is possible for these Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe this particular Fund’s substantially equity-oriented allocations across U.S. and international markets, with a modest fixed-income allocation, position the Fund well to deliver the potential for solid, risk-adjusted returns for the moderately aggressive investor over the long-term.

The table below lists the target allocation for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

Nationwide Investor Destinations Moderately Aggressive Fund
Performance of Underlying Investments for the Six Months-Ended April 30, 2008

		Target	Six-Month
Asset Classes	Underlying Investment*	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	35%	-9.73%

International Stocks	Nationwide International Index Fund	25%	-9.96%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	15%	-7.10%

Intermediate-Term Bonds	Nationwide Bond Index Fund	15%	3.88%

Short-Term Bonds	Nationwide Contract	5%	2.07%

Small-Cap Stocks	Nationwide Small Cap Index Fund	5%	-13.17%

*	Fund target allocations are as of April 30, 2008.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

12 Semiannual Report 2008

Fund Performance	Nationwide Investor Destinations Moderately Aggressive Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	-7.15%	-2.38%	11.85%	3.43%	0.73%
	w/SC3	-12.46%	-8.00%	10.54%	2.67%

Class B	w/o SC2	-7.52%	-3.04%	11.04%	2.68%	1.47%
	w/SC4	-11.98%	-7.67%	10.78%	2.68%

Class C5	w/o SC2	-7.52%	-3.04%	11.06%	2.71%	1.47%
	w/SC6	-8.41%	-3.97%	11.06%	2.71%

Class R7,8		-7.31%	-2.64%	11.55%	2.98%	1.17%

Institutional Class[7,9]		-7.03%	-2.04%	12.02%	3.52%	0.47%

Service Class[7]		-7.25%	-2.46%	11.72%	3.35%	0.86%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderately Aggressive Fund, Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond Index)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T Bill Index(c), the Moderately Aggressive Composite Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderately Aggressive Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Aggressive Composite is a combination of the S&P 500 (80%), the LB U.S. Aggregate Bond (15%) and the Citigroup 3-Month T Bill Index (5%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 13

Shareholder	Nationwide Investor Destinations Moderately Aggressive Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
Nationwide Investor Destinations			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Moderately Aggressive Fund			11/01/07	04/30/08	04/30/08 (a) (b)	04/30/08 (a) (b)

Class A Shares	Actual		1,000.00	928.50	2.16	0.45
	Hypothetical	(c)	1,000.00	1,022.63	2.26	0.45

Class B Shares	Actual		1,000.00	924.80	5.69	1.19
	Hypothetical	(c)	1,000.00	1,018.95	5.97	1.19

Class C Shares	Actual		1,000.00	924.80	5.69	1.19
	Hypothetical	(c)	1,000.00	1,018.95	5.97	1.19

Class R Shares	Actual		1,000.00	926.90	4.07	0.85
	Hypothetical	(c)	1,000.00	1,020.64	4.27	0.85

Institutional Class Shares	Actual		1,000.00	929.70	0.91	0.19
	Hypothetical	(c)	1,000.00	1,023.92	0.96	0.19

Service Class Shares	Actual		1,000.00	927.50	3.12	0.65
	Hypothetical	(c)	1,000.00	1,021.63	3.27	0.65

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(c)	Represents the hypothetical 5% return before expenses.

14 Semiannual Report 2008

Portfolio Summary	Nationwide Investor Destinations Moderately Aggressive Fund
April 30, 2008 (Unaudited)

Asset Allocation

Mutual Funds	97.5%
Fixed Contracts	2.2%
Repurchase Agreements	0.4%
Liabilities in excess of other assets	-0.1%

100.0%

Top Industries

Equity Funds	79.7%
Fixed Income Funds	16.0%
Fixed Contract	2.2%
Money Market Fund	1.8%
Other	0.3%

100.0%

Top Holdings*

Nationwide S&P 500 Index Fund, Institutional Class	34.8%
Nationwide International Index Fund, Institutional Class	24.9%
Nationwide Bond Index Fund, Institutional Class	15.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	15.0%
Nationwide Small Cap Index Fund, Institutional Class	5.0%
Nationwide Fixed Contract, 4.05%	2.2%
Nationwide Money Market Fund, Institutional Class	1.8%
Nationwide Enhanced Income Fund, Institutional Class	1.0%
Other	0.3%

100.0%

*	For purposes of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 15

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Investor Destinations Moderately Aggressive Fund

Mutual Funds (97.5%) (a)
	Shares or
	Principal Amount	Value

Equity Funds (79.7%)
Nationwide International Index Fund, Institutional Class	39,006,491	$423,610,489
Nationwide Mid Cap Market Index Fund, Institutional Class	17,424,672	255,619,941
Nationwide S&P 500 Index Fund, Institutional Class	50,996,394	592,578,101
Nationwide Small Cap Index Fund, Institutional Class	7,639,704	84,647,923

		1,356,456,454

Fixed Income Funds (16.0%)
Nationwide Bond Index Fund, Institutional Class	23,347,579	255,889,468
Nationwide Enhanced Income Fund, Institutional Class	1,846,783	17,027,339

		272,916,807

Money Market Fund (1.8%)
Nationwide Money Market Fund, Institutional Class	30,583,913	30,583,913

Total Mutual Funds		1,659,957,174

Fixed Contracts (2.2%) (a) (b)

Nationwide Fixed Contract, 4.05%	$37,350,194	37,350,194

Total Fixed Contracts		37,350,194

Repurchase Agreements (0.4%)
	Shares or
	Principal Amount	Value

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $5,368,769, collateralized by U.S. Government Agency Mortgages ranging 4.00% - 6.13%, maturing 05/30/08 - 10/05/26; total market value of $5,475,856	$5,368,486	$5,368,486
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $1,676,190, collateralized by U.S. Government Agency Mortgages ranging 4.60% - 4.85%, maturing 09/01/35; total market value of $1,709,624	1,676,102	1,676,102

Total Repurchase Agreements		7,044,588

Total Investments (Cost $1,607,871,511) (c) — 100.1%		1,704,351,956

Liabilities in excess of other assets — (0.1)%		(1,456,632)

NET ASSETS — 100.0%		$1,702,895,324

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

16 Semiannual Report 2008

Nationwide Investor Destinations Moderate Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Investor Destinations Moderate Fund (Class A at NAV) registered -4.85% versus -4.53% for its composite benchmark, 60% Standard & Poor’s 500® (S&P 500) Index, 25% Lehman Brothers (LB) U.S. Aggregate Index and 15% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 695 funds as of April 30, 2008) was -6.80% for the same time period.

Can you describe the market environment during the reporting period?

Despite rallying during April, U.S. equities generally lost ground during the six-month reporting period amid continued weakness in the housing and mortgage markets, steadily rising commodity prices and increasing fears of economic recession. The broad-market S&P 500 Index registered -9.64%. Shares of large-capitalization growth companies outperformed large-cap value stocks, with the S&P 500/Citigroup Growth Index registering -7.75% versus -11.55% for the S&P 500/Citigroup Value Index.

Shares of mid-cap companies outperformed their large- and small-cap counterparts, with the S&P MidCap 400 Index registering -6.95% versus the respective -9.64% and -11.60% registered by the S&P 500 Index and the S&P SmallCap 600 Index. Small-capitalization stocks were hit especially hard during the reporting period, as evidence pointing to a recession continued to accumulate and investors turned defensive. Amid this cautious environment, small caps — particularly those with significant debt — and other riskier assets were sold aggressively, regardless of their fundamental underpinnings.

Oil prices continued to rise during the reporting period, contributing to record-high gasoline prices. Economic growth in the United States remained very sluggish, with recession risks still high. Other problem areas included the weak housing market, a downturn in nonresidential construction and a slowdown in consumption growth, with the weaker labor market and higher oil prices undermining consumer spending. The Federal Reserve Board seemingly regards weak growth as a greater risk than higher inflation, partly reflecting ongoing problems in the financials sector. An extended period of stability in short-term interest rates is probable after the Federal Reserve’s 25-basis-point, or 0.25%, reduction in the target federal funds rate on April 30. During the reporting period, the Fed reduced the target federal funds rate a total of 250 basis points, or 2.50%, moving from 4.50% to 2.00%.

International equity markets generally finished in negative territory during the reporting period, with the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index registering -9.21%. International stocks, however, modestly outperformed shares of U.S. companies, and developed foreign markets performed slightly better than their emerging-market counterparts, with the MSCI Emerging Markets IndexSM registering -10.18% for the reporting period.

Within the volatile environment that prevailed during the reporting period, U.S. fixed-income markets managed to finish in positive territory. The broad-market Lehman Brothers (LB) U.S. Aggregate Index gained 4.08% during the reporting period. The U.S. Treasury yield curve (a plotted graph line of the yields or interest rates on long-term and short-term maturity bonds) began the reporting period with a positive slope (i.e., long-term yields were higher than short-term yields). During the reporting period, interest rates moved lower across the yield curve, which steepened as the decline in short-term yields significantly outpaced that of yields in the long end.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the Fund’s positions in the Nationwide Bond Index Fund (with an allocation of approximately 25%) and the Nationwide Contract (with an allocation of approximately 10%) were the largest contributors to Fund performance, posting positive returns of 3.88% and 2.07%, respectively.

What areas detracted from Fund performance?

During the reporting period, the Fund’s positions in the Nationwide S&P 500 Index Fund (with an allocation of approximately 30%) and the Nationwide International Index Fund (with an allocation of approximately 15%) proved to be the greatest detractors from overall Fund performance, registering -9.73% and -9.96%, respectively.

What is your outlook for the near term?

Within the past year, U.S. corporate earnings growth has slowed considerably. Significant weakness in the earnings of financials-sector companies around the globe has been offset by a less-downbeat picture in other sectors. Indeed, a key theme in the earnings reports for the first quarter of 2008 was the extent to which corporate earnings outside of the financials sector held up, delivering some positive earnings surprises. Given higher commodity prices

2008 Semiannual Report 17

and a very slight reacceleration in the core inflation rate in recent months, inflationary concerns have surfaced despite weak economic growth. We continue to believe that inflationary pressures will ease during this year because commodity price inflation is unlikely to persist at the same pace. In addition, significant excess capacity is likely to emerge as the economy remains weak, and inflationary pressures are evident only in concentrated pockets.

The Investor Destinations Funds were designed as a simple asset-allocation solution for investors to help them navigate complex investment markets. Each of the Funds is structured as a “fund of funds” and is designed to provide a diversified range of investment options for investors, based on each investor’s chosen risk profile. By combining underlying investments in major asset classes that behave differently under various market conditions, we believe it is possible for these Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe this particular Fund’s blend of significant equity-oriented allocations as well as fixed-income-oriented allocations positions the Fund well to deliver the potential for solid, risk-adjusted returns for the moderate investor over the long-term.

The table below lists the target allocation for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

Nationwide Investor Destinations Moderate Fund
Performance of Underlying Investments for the Six Months-Ended April 30, 2008

		Target	Six-Month
Asset Classes	Underlying Investment*	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	30%	-9.73%

Intermediate-Term Bonds	Nationwide Bond Index Fund	25%	3.88%

International Stocks	Nationwide International Index Fund	15%	-9.96%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	10%	-7.10%

Small-Cap Stocks	Nationwide Small Cap Index Fund	5%	-13.17%

Short-Term Bonds	Nationwide Contract	5%	2.07%

Short-Term Bonds	Nationwide Enhanced Income Fund	5%	2.63%

Money Market Investments	Nationwide Money Market Fund	5%	1.77%

*	Fund target allocations are as of April 30, 2008.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

18 Semiannual Report 2008

Fund Performance	Nationwide Investor Destinations Moderate Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	-4.85%	-0.76%	9.35%	3.70%	0.73%
	w/SC3	-10.32%	-6.44%	8.08%	2.94%

Class B	w/o SC2	-5.08%	-1.42%	8.56%	2.96%	1.47%
	w/SC4	-9.66%	-6.12%	8.27%	2.96%

Class C5	w/o SC2	-5.19%	-1.52%	8.55%	2.94%	1.47%
	w/SC6	-6.10%	-2.45%	8.55%	2.94%

Class R7,8		-4.97%	-1.03%	9.03%	3.24%	1.17%

Institutional Class[7,9]		-4.67%	-0.45%	9.52%	3.81%	0.47%

Service Class[7]		-4.88%	-0.94%	9.20%	3.62%	0.86%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderate Fund, Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T Bill Index(c), the Moderate Composite Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderate Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Composite is a combination of S&P 500 (60%), LB U.S. Aggregate Bond (25%) and Citigroup 3-Month T Bill Index (15%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 19

Shareholder	Nationwide Investor Destinations Moderate Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
Nationwide Investor Destinations			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Moderate Fund			11/01/07	04/30/08	04/30/08 (a) (b)	04/30/08 (a) (b)

Class A Shares	Actual		1,000.00	951.50	2.23	0.46
	Hypothetical	(c)	1,000.00	1,022.58	2.31	0.46

Class B Shares	Actual		1,000.00	949.20	5.82	1.20
	Hypothetical	(c)	1,000.00	1,018.90	6.02	1.20

Class C Shares	Actual		1,000.00	948.10	5.81	1.20
	Hypothetical	(c)	1,000.00	1,018.90	6.02	1.20

Class R Shares	Actual		1,000.00	950.30	4.07	0.84
	Hypothetical	(c)	1,000.00	1,020.69	4.22	0.84

Institutional Class Shares	Actual		1,000.00	953.30	0.97	0.20
	Hypothetical	(c)	1,000.00	1,023.87	1.01	0.20

Service Class Shares	Actual		1,000.00	951.20	3.15	0.65
	Hypothetical	(c)	1,000.00	1,021.63	3.27	0.65

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(c)	Represents the hypothetical 5% return before expenses.

20 Semiannual Report 2008

Portfolio Summary	Nationwide Investor Destinations Moderate Fund
April 30, 2008 (Unaudited)

Asset Allocation

Mutual Funds	92.9%
Fixed Contracts	7.0%
Repurchase Agreements	0.2%
Liabilities in excess of other assets	-0.1%

100.0%

Top Industries

Equity Funds	59.8%
Fixed Income Funds	30.1%
Fixed Contracts	7.0%
Money Market Funds	3.0%
Other	0.1%

100.0%

Top Holdings*

Nationwide S&P 500 Index Fund, Institutional Class	29.9%
Nationwide Bond Index Fund, Institutional Class	25.1%
Nationwide International Index Fund, Institutional Class	14.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	10.0%
Nationwide Fixed Contract, 4.05%	7.0%
Nationwide Enhanced Income Fund, Institutional Class	5.0%
Nationwide Small Cap Index Fund, Institutional Class	5.0%
Nationwide Money Market Fund, Institutional Class	3.0%
Other	0.1%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 21

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Investor Destinations Moderate Fund

Mutual Funds (92.9%) (a)
	Shares or
	Principal Amount	Value

Equity Funds (59.8%)
Nationwide International Index Fund, Institutional Class	19,218,862	$208,716,845
Nationwide Mid Cap Market Index Fund, Institutional Class	9,539,309	139,941,665
Nationwide S&P 500 Index Fund, Institutional Class	35,894,860	417,098,278
Nationwide Small Cap Index Fund, Institutional Class	6,273,609	69,511,589

		835,268,377

Fixed Income Funds (30.1%)
Nationwide Bond Index Fund, Institutional Class	31,955,470	350,231,951
Nationwide Enhanced Income Fund, Institutional Class	7,587,667	69,958,288

		420,190,239

Money Market Fund (3.0%)
Nationwide Money Market Fund, Institutional Class	41,854,110	41,854,110

Total Mutual Funds		1,297,312,726

Fixed Contracts (7.0%) (a) (b)

Nationwide Fixed Contract, 4.05%	$97,588,777	97,588,777

Total Fixed Contracts		97,588,777

Repurchase Agreements (0.2%)
	Shares or
	Principal Amount	Value

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $2,107,991, collateralized by U.S. Government Agency Mortgages with a market value of $2,150,038	$2,107,880	$2,107,880
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $658,139, collateralized by U.S. Government Agency Mortgages with a market value of $671,266	658,104	658,104

Total Repurchase Agreements		2,765,984

Total Investments (Cost $1,346,256,836) (c) — 100.1%		1,397,667,487

Liabilities in excess of other assets — (0.1)%		(1,528,091)

NET ASSETS — 100.0%		$1,396,139,396

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

22 Semiannual Report 2008

Nationwide Investor Destinations Moderately
Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Investor Destinations Moderately Conservative Fund (Class A at NAV) registered -2.03% versus -2.04% for its composite benchmark, 40% Standard & Poor’s 500® (S&P 500) Index, 35% Lehman Brothers (LB) U.S. Aggregate Index and 25% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 508 funds as of April 30, 2008) was -5.20% for the same time period.

Can you describe the market environment during the reporting period?

Amid continued weakness in the housing and mortgage markets, steadily rising commodity prices and increasing fears of economic recession, U.S. fixed-income markets managed to finish in positive territory for the six-month reporting period. The broad-market Lehman Brothers (LB) U.S. Aggregate Index gained 4.08% during the reporting period. Investors favored less risky fixed-income issues during the reporting period. This flight to quality had a positive effect on U.S. Treasury, Government, and Agency securities, which recorded respective gains of 5.90%, 5.60%, and 5.10%.

The Federal Reserve Board cut the target federal funds rate in five increments totaling 250 basis points, or 2.50%, moving from 4.50% to 2.00% between December 11, 2007, and April 30, 2008. The U.S. Treasury yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) began the reporting period with a positive slope (i.e., long-term yields were higher than short-term yields). During the reporting period, interest rates moved lower across the yield curve, which steepened as the decline in short-term yields significantly outpaced that of yields in the long end.

Oil prices continued to rise during the reporting period, contributing to record-high gasoline prices. Economic growth in the United States remained very sluggish, with recession risks still high. Other problem areas included the weak housing market, a downturn in nonresidential construction and a slowdown in consumption growth, with the weaker labor market and higher oil prices undermining consumer spending. The Federal Reserve seemingly regards weak growth as a greater risk than higher inflation, partly reflecting ongoing problems in the financials sector. An extended period of stability in short-term interest rates is probable after the Fed’s 25-basis-point, or 0.25%, reduction in the target federal funds rate on April 30.

Despite rallying during April, U.S. equities generally lost ground during the reporting period, due to the prevailing volatile economic environment. The broad-market S&P 500 Index registered -9.64%. Shares of large-capitalization growth companies outperformed large-cap value stocks, with the S&P 500/Citigroup Growth Index registering -7.75% versus -11.55% for the S&P 500/Citigroup Value Index.

Shares of mid-cap companies outperformed their large- and small-cap counterparts, with the S&P MidCap 400 Index registering -6.95% versus the respective -9.64% and -11.60% registered by the S&P 500 Index and the S&P SmallCap 600 Index.

International equity markets generally finished in negative territory during the reporting period, with the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index registering -9.21%. International stocks, however, modestly outperformed shares of U.S. companies.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the Fund’s position in the Nationwide Bond Index Fund (with an allocation of approximately 35%) and the Nationwide Contract (with an allocation of approximately 10%) were the largest contributors to Fund performance, posting positive returns of 3.88% and 2.07%, respectively.

What areas detracted from Fund performance?

During the reporting period, the Fund’s positions in the Nationwide S&P 500 Index Fund (with an allocation of approximately 20%) and the Nationwide International Index Fund (with and allocation of approximately 10%) proved to be the greatest detractors from Fund performance, registering -9.73% and -9.96%, respectively.

What is your outlook for the near term?

Within the past year, U.S. corporate earnings growth has slowed considerably. Significant weakness in the earnings of financials-sector companies around the globe has been offset by a less-downbeat picture in other sectors. Indeed, a key theme in the earnings reports for the first quarter of 2008 was the extent to which corporate earnings outside of the financials sector held up, delivering some positive earnings surprises. Given higher commodity prices and a very slight reacceleration in the core inflation rate in recent months, inflationary concerns have surfaced

2008 Semiannual Report 23

despite weak economic growth. We continue to believe that inflationary pressures will ease during this year because commodity price inflation is unlikely to persist at the same pace. In addition, significant excess capacity is likely to emerge as the economy remains weak, and inflationary pressures are evident only in concentrated pockets.

The Investor Destinations Funds were designed as a simple asset-allocation solution for investors to help them navigate complex investment markets. Each of the Funds is structured as a “fund of funds” and is designed to provide a diversified range of investment options for investors, based on each investor’s chosen risk profile. By combining underlying investments in major asset classes that behave differently under various market conditions, we believe it is possible for these Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe this particular Fund’s blend of significant fixed-income-oriented allocations as well as equity-oriented allocations positions the Fund well to deliver the potential for solid, risk-adjusted returns for the moderately conservative investor over the long-term.

The table below lists the target allocation for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

Nationwide Investor Destinations Moderately Conservative Fund
Performance of Underlying Investments for the Six Months-Ended April 30, 2008

		Target
Asset Classes	Underlying Investment*	Allocation*	Return

Intermediate-Term Bonds	Nationwide Bond Index Fund	35%	3.88%

Large-Cap Stocks	Nationwide S&P 500 Index Fund	20%	-9.73%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	10%	-7.10%

International Stocks	Nationwide International Index Fund	10%	-9.96%

Short-Term Bonds	Nationwide Contract	10%	2.07%

Money Market Investments	Nationwide Money Market Fund	10%	1.77%

Short-Term Bonds	Nationwide Enhanced Income Fund	5%	2.63%

*	Fund target allocations are as of April 30, 2008.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

24 Semiannual Report 2008

Fund Performance	Nationwide Investor Destinations Moderately Conservative Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	-2.03%	1.53%	7.35%	4.00%	0.76%
	w/SC3	-7.65%	-4.32%	6.09%	3.24%

Class B	w/o SC2	-2.31%	0.87%	6.62%	3.31%	1.50%
	w/SC4	-7.01%	-3.92%	6.30%	3.31%

Class C5	w/o SC2	-2.41%	0.78%	6.60%	3.30%	1.50%
	w/SC6	-3.35%	-0.17%	6.60%	3.30%

Class R7,8		-2.20%	1.28%	7.14%	3.63%	1.20%

Institutional Class[7,9]		-1.89%	1.78%	7.58%	4.14%	0.50%

Service Class[7]		-2.03%	1.45%	7.25%	3.94%	0.89%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Moderately Conservative Fund, Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T Bill Index(c), the Moderately Conservative Composite Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Moderately Conservative Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Conservative Composite is a combination of LB U.S. Aggregate Bond (35%), S&P 500 (40%), and Citigroup 3-Month T Bill Index (25%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 25

Shareholder	Nationwide Investor Destinations Moderately Conservative Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
Nationwide Investor Destinations			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Moderately Conservative Fund			11/01/07	04/30/08	04/30/08 (a) (b)	04/30/08 (a) (b)

Class A Shares	Actual		1,000.00	979.70	2.26	0.46
	Hypothetical	(c)	1,000.00	1,022.58	2.31	0.46

Class B Shares	Actual		1,000.00	976.90	5.95	1.21
	Hypothetical	(c)	1,000.00	1,018.85	6.07	1.21

Class C Shares	Actual		1,000.00	975.90	5.94	1.21
	Hypothetical	(c)	1,000.00	1,018.85	6.07	1.21

Class R Shares	Actual		1,000.00	978.00	4.33	0.88
	Hypothetical	(c)	1,000.00	1,020.49	4.42	0.88

Institutional Class Shares	Actual		1,000.00	981.10	0.99	0.20
	Hypothetical	(c)	1,000.00	1,023.87	1.01	0.20

Service Class Shares	Actual		1,000.00	979.70	3.20	0.65
	Hypothetical	(c)	1,000.00	1,021.63	3.27	0.65

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(c)	Represents the hypothetical 5% return before expenses.

26 Semiannual Report 2008

Portfolio Summary	Nationwide Investor Destinations Moderately Conservative Fund
April 30, 2008 (Unaudited)

Asset Allocation

Mutual Funds	90.0%
Fixed Contracts	9.4%
Repurchase Agreements	0.7%
Liabilities in excess of other assets	-0.1%

100.0%

Top Industries

Fixed Income Funds	44.4%
Equity Funds	39.6%
Fixed Contract	9.4%
Money Market Funds	6.0%
Other	0.6%

100.0%

Top Holdings*

Nationwide Bond Index Fund, Institutional Class	34.9%
Nationwide S&P 500 Index Fund, Institutional Class	19.8%
Nationwide Mid Cap Market Index Fund, Institutional Class	9.9%
Nationwide International Index Fund, Institutional Class	9.9%
Nationwide Enhanced Income Fund, Institutional Class	9.5%
Nationwide Fixed Contract, 4.05%	9.4%
Nationwide Money Market Fund, Institutional Class	6.0%
Other	0.6%

100.0%

*	For purposes of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 27

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Investor Destinations Moderately Conservative Fund

Mutual Funds (90.0%) (a)
	Shares or
	Principal Amount	Value

Equity Funds (39.6%)
Nationwide International Index Fund, Institutional Class	3,600,439	$39,100,765
Nationwide Mid Cap Market Index Fund, Institutional Class	2,680,615	39,324,627
Nationwide S&P 500 Index Fund, Institutional Class	6,724,587	78,139,707

		156,565,099

Fixed Income Funds (44.4%)
Nationwide Bond Index Fund, Institutional Class	12,571,352	137,782,012
Nationwide Enhanced Income Fund, Institutional Class	4,050,212	37,342,952

		175,124,964

Money Market Fund (6.0%)
Nationwide Money Market Fund, Institutional Class	23,523,024	23,523,024

Total Mutual Funds		355,213,087

Fixed Contracts (9.4%) (a) (b)

Nationwide Fixed Contract, 4.05%	$37,219,575	37,219,575

Total Fixed Contracts		37,219,575

Repurchase Agreements (0.7%)
	Shares or
	Principal Amount	Value

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $2,068,840, collateralized by U.S. Government Agency Mortgages ranging 4.00% - 6.13%, maturing 05/30/08 - 10/05/26; total market value of $2,110,106	$2,068,732	$2,068,732
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $645,915, collateralized by U.S. Government Agency Mortgages ranging 4.60% - 4.85%, maturing 09/01/35; total market value of $658,799	645,881	645,881

Total Repurchase Agreements		2,714,613

Total Investments (Cost $386,965,416) (c) — 100.1%		395,147,275

Liabilities in excess of other assets — (0.1)%		(358,980)

NET ASSETS — 100.0%		$394,788,295

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

28 Semiannual Report 2008

Nationwide Investor Destinations
Conservative Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Investor Destinations Conservative Fund (Class A at NAV) returned 0.30% versus 0.18% for its composite benchmark, 20% Standard & Poor’s 500® (S&P 500) Index, 45% Citigroup 3-Month Treasury Bill (T-Bill) Index and 35% Lehman Brothers (LB) U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 450 funds as of April 30, 2008) was -2.30% for the same time period.

Can you describe the market environment during the reporting period?

Amid continued weakness in the housing and mortgage markets, steadily rising commodity prices and increasing fears of economic recession, U.S. fixed-income markets managed to finish in positive territory for the six-month reporting period. The broad-market Lehman Brothers (LB) U.S. Aggregate Index gained 4.08% during the reporting period. Investors favored less-risky fixed-income issues during the reporting period. This flight to quality had a positive effect on U.S. Treasury, Government and Agency securities, which recorded respective gains of 5.90%, 5.60%, and 5.10%.

The Federal Reserve Board cut the target federal funds rate in five increments totaling 250 basis points, or 2.50%, moving from 4.50% to 2.00% between December 11, 2007, and April 30, 2008. The U.S. Treasury yield curve (a plotted graph line of the yields [or interest rates] on long-term and short-term maturity bonds) began the reporting period with a positive slope (i.e., long-term yields were higher than short-term yields). During the reporting period, interest rates moved lower across the yield curve, which steepened as the decline in short-term yields significantly outpaced that of yields in the long end.

Oil prices continued to rise during the reporting period, contributing to record-high gasoline prices. Economic growth in the United States remained very sluggish, with recession risks still high. Other problem areas included the weak housing market, a downturn in nonresidential construction and a slowdown in consumption growth, with the weaker labor market and higher oil prices undermining consumer spending. The Federal Reserve seemingly regards weak growth as a greater risk than higher inflation, partly reflecting ongoing problems in the financials sector. An extended period of stability in short-term interest rates is probable after the Fed’s 25-basis-point, or 0.25%, reduction in the target federal funds rate on April 30.

Despite rallying during April, U.S. equities generally lost ground during the reporting period due to the prevailing volatile economic environment. The broad-market S&P 500 Index registered -9.64%. Shares of large-capitalization growth companies outperformed large-cap value stocks, with the S&P 500/Citigroup Growth Index registering -7.75% versus -11.55% for the S&P 500/Citigroup Value Index.

Shares of mid-cap companies outperformed their large- and small-cap counterparts, with the S&P MidCap 400 Index registering -6.95% versus the respective -9.64% and -11.60% registered by the S&P 500 Index and the S&P SmallCap 600 Index.

International equity markets generally finished in negative territory during the reporting period, with the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index registering -9.21%. International stocks, however, modestly outperformed shares of U.S. companies.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the Fund’s positions in the Nationwide Bond Index Fund (with an allocation of approximately 40%) and the Nationwide Contract (with an allocation of approximately 15%) were the largest contributors to Fund performance, posting positive returns of 3.88% and 2.07%, respectively.

What areas detracted from Fund performance?

Though representing only approximately 10% of the Fund’s portfolio, the Nationwide S&P 500 Index Fund, which registered -9.73% for the reporting period, proved to be the greatest detractor from overall Fund performance. The Nationwide International Index Fund, with an approximate allocation of 5%, also detracted from Fund performance, registering -9.96% for the reporting period.

What is your outlook for the near term?

Within the past year, U.S. corporate earnings growth has slowed considerably. Significant weakness in the earnings of financials-sector companies around the globe has been offset by a less-downbeat picture in other sectors. Indeed, a key theme in the earnings reports for the first quarter of 2008 was the extent to which corporate earnings outside of the financials sector held up, delivering some positive earnings surprises. Given higher commodity prices and a very slight reacceleration in the core inflation rate

2008 Semiannual Report 29

in recent months, inflationary concerns have surfaced despite weak economic growth. We continue to believe that inflationary pressures will ease during this year because commodity price inflation is unlikely to persist at the same pace. In addition, significant excess capacity is likely to emerge as the economy remains weak, and inflationary pressures are evident only in concentrated pockets.

The Investor Destinations Funds were designed as a simple asset-allocation solution for investors to help them navigate complex investment markets. Each of the Funds is structured as a “fund of funds” and is designed to provide a diversified range of investment options for investors, based on each investor’s chosen risk profile. By combining underlying investments in major asset classes that behave differently under various market conditions, we believe it is possible for these Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe this particular Fund’s substantial fixed-income-oriented allocations as well as some equity-oriented allocations position the Fund well to deliver the potential for solid, risk-adjusted returns for the conservative investor over the long-term.

The table below lists the target allocation for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

Nationwide Investor Destinations Conservative Fund
Performance of Underlying Investments for the Six Months-Ended April 30, 2008*

		Target	Six-Month
Asset Classes	Underlying Investment*	Allocation*	Return

Intermediate-Term Bonds	Nationwide Bond Index Fund	40%	3.88%

Short-Term Bonds	Nationwide Contract	15%	2.07%

Money Market Investments	Nationwide Money Market Fund	15%	1.77%

Short-Term Bonds	Nationwide Enhanced Income Fund	10%	2.63%

Large-Cap Stocks	Nationwide S&P 500 Index Fund	10%	-9.73%

International Stocks	Nationwide International Index Fund	5%	-9.96%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	5%	-7.10%

*	Fund target allocations are as of April 30, 2008.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares for each underlying investment except the Nationwide Contract. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

30 Semiannual Report 2008

Fund Performance	Nationwide Investor Destinations Conservative Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	0.30%	3.26%	5.27%	4.03%	0.77%
	w/SC3	-5.43%	-2.70%	4.02%	3.27%

Class B	w/o SC2	0.06%	2.52%	4.54%	3.32%	1.51%
	w/SC4	-4.82%	-2.40%	4.20%	3.32%

Class C5	w/o SC2	-0.04%	2.55%	4.53%	3.31%	1.51%
	w/SC6	-1.01%	1.57%	4.53%	3.31%

Class R7,8		0.21%	2.87%	5.04%	3.63%	1.21%

Institutional Class[7,9]		0.54%	3.63%	5.53%	4.18%	0.51%

Service Class[7]		0.29%	3.17%	5.18%	3.97%	0.90%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Investor Destinations Conservative Fund, Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), the Citigroup 3-Month T Bill Index(c), the Conservative Composite Index(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(d)	The Conservative Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Conservative Composite is a combination of LB U.S. Aggregate Bond (35%), S&P 500 (20%), and Citigroup 3-Month T Bill Index (45%).

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 31

Shareholder	Nationwide Investor Destinations Conservative Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
Nationwide Investor Destinations			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Conservative Fund			11/01/07	04/30/08	04/30/08 (a) (b)	04/30/08 (a) (b)

Class A Shares	Actual		1,000.00	1,003.00	2.34	0.47
	Hypothetical	(c)	1,000.00	1,022.53	2.36	0.47

Class B Shares	Actual		1,000.00	1,000.60	6.02	1.21
	Hypothetical	(c)	1,000.00	1,018.85	6.07	1.21

Class C Shares	Actual		1,000.00	999.60	6.02	1.21
	Hypothetical	(c)	1,000.00	1,018.85	6.07	1.21

Class R Shares	Actual		1,000.00	1,002.10	4.23	0.85
	Hypothetical	(c)	1,000.00	1,020.64	4.27	0.85

Institutional Class Shares	Actual		1,000.00	1,005.40	1.05	0.21
	Hypothetical	(c)	1,000.00	1,023.82	1.06	0.21

Service Class Shares	Actual		1,000.00	1,002.90	3.29	0.66
	Hypothetical	(c)	1,000.00	1,021.58	3.32	0.66

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(c)	Represents the hypothetical 5% return before expenses.

32 Semiannual Report 2008

Portfolio Summary	Nationwide Investor Destinations Conservative Fund
April 30, 2008 (Unaudited)

Asset Allocation

Mutual Funds	85.7%
Fixed Contracts	13.4%
Repurchase Agreements	1.0%
Liabilities in excess of other assets	-0.1%

100.0%

Top Industries

Fixed Income Funds	52.6%
Equity Funds	19.7%
Money Market Funds	13.4%
Fixed Contracts	13.4%
Other	0.9%

100.0%

Top Holdings*

Nationwide Bond Index Fund, Institutional Class	39.7%
Nationwide Money Market Fund, Institutional Class	13.4%
Nationwide Fixed Contract, 4.05%	13.4%
Nationwide Enhanced Income Fund, Institutional Class	12.9%
Nationwide S&P 500 Index Fund, Institutional Class	9.8%
Nationwide Mid Cap Market Index Fund, Institutional Class	5.0%
Nationwide International Index Fund, Institutional Class	4.9%
Other	0.9%

100.0%

*	For purposes of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 33

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Investor Destinations Conservative Fund

Mutual Funds (85.7%) (a)
	Shares or
	Principal Amount	Value

Equity Funds (19.7%)
Nationwide International Index Fund, Institutional Class	1,117,499	$12,136,042
Nationwide Mid Cap Market Index Fund, Institutional Class	832,003	12,205,488
Nationwide S&P 500 Index Fund, Institutional Class	2,087,125	24,252,395

		48,593,925

Fixed Income Funds (52.6%)
Nationwide Bond Index Fund, Institutional Class	8,918,118	97,742,578
Nationwide Enhanced Income Fund, Institutional Class	3,440,297	31,719,535

		129,462,113

Money Market Fund (13.4%)
Nationwide Money Market Fund, Institutional Class	32,853,557	32,853,557

Total Mutual Funds		210,909,595

Fixed Contracts (13.4%) (a) (b)

Nationwide Fixed Contract, 4.05%	$32,831,559	32,831,559

Total Fixed Contracts		32,831,559

Repurchase Agreements (1.0%)
	Shares or
	Principal Amount	Value

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $1,838,817, collateralized by U.S. Government Agency Mortgages ranging 4.00% - 6.13%, maturing 05/30/08 - 10/05/26; total market value of $1,875,494	$1,838,720	$1,838,720
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $574,099, collateralized by U.S. Government Agency Mortgages ranging 4.60% - 4.85%, maturing 09/01/35; total market value of $585,551	574,069	574,069

Total Repurchase Agreements		2,412,789

Total Investments (Cost $243,122,188) (c) — 100.1%		246,153,943

Liabilities in excess of other assets — (0.1)%		(182,319)

NET ASSETS — 100.0%		$245,971,624

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

34 Semiannual Report 2008

Statements of Assets and Liabilities
April 30, 2008 (Unaudited)

		Nationwide Investor		Nationwide Investor
	Nationwide Investor	Destinations	Nationwide Investor	Destinations	Nationwide Investor
	Destinations	Moderately	Destinations	Moderately	Destinations
	Aggressive Fund	Aggressive Fund	Moderate Fund	Conservative Fund	Conservative Fund

Assets:
Investments in affiliates, at value (cost $1,003,509,735; $1,600,826,923; $1,343,490,852; $384,250,803 and $240,709,399)	$1,062,670,849	$1,697,307,368	$1,394,901,503	$392,432,662	$243,741,154
Repurchase agreements, at cost and value	903,927	7,044,588	2,765,984	2,714,613	2,412,789

Total Investments	1,063,574,776	1,704,351,956	1,397,667,487	395,147,275	246,153,943

Cash	133,023	–	561,365	–	–
Interest receivable	232,072	1,166,517	1,792,002	728,907	559,508
Receivable for capital shares issued	619,707	1,900,250	695,687	374,060	485,475
Prepaid expenses and other assets	22,883	47,365	40,328	1,624	2,926

Total Assets	1,064,582,461	1,707,466,088	1,400,756,869	396,251,866	247,201,852

Liabilities:
Cash overdraft	–	1,016,198	–	31,233	113,854
Payable for investments purchased	218,585	1,121,239	1,729,963	703,857	539,182
Payable for capital shares redeemed	740,398	1,197,316	1,813,944	420,023	371,989
Accrued expenses and other payables:
Investment advisory fees	111,838	179,195	147,424	41,646	25,874
Accounting and transfer agent fees	5,154	4,907	5,052	5,110	5,815
Distribution fees	294,211	493,963	418,279	111,094	67,839
Administrative servicing fees	318,127	496,489	437,527	123,719	75,629
Trustee fees	2,030	3,145	5,374	655	481
Compliance program costs (Note 3)	18,517	30,330	31,773	7,221	4,824
Custodian fees	10,623	10,943	13,245	4,759	5,275
Other	28,087	17,039	14,892	14,254	19,466

Total Liabilities	1,747,570	4,570,764	4,617,473	1,463,571	1,230,228

Net Assets	$1,062,834,891	$1,702,895,324	$1,396,139,396	$394,788,295	$245,971,624

Represented by:
Capital	$955,824,983	$1,520,383,687	$1,252,848,268	$378,319,359	$240,272,994
Accumulated net investment income (loss)	(4,570,346)	(4,663,306)	(1,439,462)	285,970	494,642
Accumulated net realized gains on investment transactions	52,419,140	90,694,498	93,319,939	8,001,107	2,172,233
Net unrealized appreciation/(depreciation) on investments	59,161,114	96,480,445	51,410,651	8,181,859	3,031,755

Net Assets	$1,062,834,891	$1,702,895,324	$1,396,139,396	$394,788,295	$245,971,624

See accompanying notes to financial statements.

2008 Semiannual Report 35

Statements of Assets and Liabilities (Continued)

		Nationwide Investor		Nationwide Investor
	Nationwide Investor	Destinations	Nationwide Investor	Destinations	Nationwide Investor
	Destinations	Moderately	Destinations	Moderately	Destinations
	Aggressive Fund	Aggressive Fund	Moderate Fund	Conservative Fund	Conservative Fund

Net Assets:
Class A Shares	$66,383,644	$95,563,920	$86,938,720	$27,826,110	$11,298,131
Class B Shares	19,049,944	39,029,797	34,109,174	7,209,519	3,692,820
Class C Shares	108,894,094	199,911,211	188,122,707	39,594,220	23,379,030
Class R Shares	43,970,298	90,214,060	79,228,953	26,488,533	13,244,013
Institutional Class Shares	36,044,208	71,371,906	85,282,454	15,023,015	5,964,140
Service Class Shares	788,492,703	1,206,804,430	922,457,388	278,646,898	188,393,490

Total	$1,062,834,891	$1,702,895,324	$1,396,139,396	$394,788,295	$245,971,624

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,402,197	8,895,081	8,175,917	2,691,188	1,099,865
Class B Shares	1,862,222	3,688,907	3,227,708	697,538	358,999
Class C Shares	10,669,229	18,892,791	17,862,186	3,843,517	2,283,218
Class R Shares	4,284,044	8,522,190	7,518,538	2,557,611	1,291,852
Institutional Class Shares	3,449,196	6,645,800	8,021,795	1,442,834	578,716
Service Class Shares	75,878,461	112,499,774	86,865,939	26,847,947	18,315,157

Total	102,545,349	159,144,543	131,672,083	38,080,635	23,927,807

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.37	$10.74	$10.63	$10.34	$10.27
Class B Shares (a)	$10.23	$10.58	$10.57	$10.34	$10.29
Class C Shares (b)	$10.21	$10.58	$10.53	$10.30	$10.24
Class R Shares	$10.26	$10.59	$10.54	$10.36	$10.25
Institutional Class Shares	$10.45	$10.74	$10.63	$10.41	$10.31
Service Class Shares	$10.39	$10.73	$10.62	$10.38	$10.29
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.00	$11.40	$11.28	$10.97	$10.90

Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying notes to financial statements.

36 Semiannual Report 2008

Statements of Operations
For the Six Months Ended April 30, 2008 (Unaudited)

		Nationwide Investor		Nationwide Investor
	Nationwide Investor	Destinations	Nationwide Investor	Destinations	Nationwide Investor
	Destinations	Moderately	Destinations	Moderately	Destinations
	Aggressive Fund	Aggressive Fund	Moderate Fund	Conservative Fund	Conservative Fund

INVESTMENT INCOME:
Dividend income from affiliates	$12,813,268	$22,449,317	$19,725,294	$6,029,601	$3,811,301
Interest income from affiliates	–	834,784	2,002,281	809,510	740,957
Interest income	6,755	11,024	13,932	11,193	7,132

Total Income	12,820,023	23,295,125	21,741,507	6,850,304	4,559,390

Expenses:
Investment advisory fees	686,857	1,093,489	902,150	249,332	150,951
Accounting and transfer agent fees	124,150	199,867	203,252	50,009	33,852
Distribution fees Class A	91,932	121,391	106,460	34,653	15,527
Distribution fees Class B	97,074	198,325	175,192	36,287	18,428
Distribution fees Class C	556,591	1,025,843	968,853	206,440	111,966
Distribution fees Class R	88,151	175,993	160,117	56,347	26,941
Distribution fees Service Class	978,922	1,504,331	1,160,693	338,174	221,830
Administrative servicing fees Class A	2,545	3,246	2,615	1,083	579
Administrative servicing fees Class R	23,314	55,640	43,314	20,148	7,361
Administrative servicing fees Service Class	792,364	1,214,730	950,632	268,872	174,488
Registration and filing fees	39,814	46,027	40,405	30,735	28,341
Trustee fees	29,431	46,600	39,282	10,482	6,279
Compliance program costs (Note 3)	5,121	8,397	8,516	1,782	1,017
Custodian fees	27,902	41,148	39,637	10,120	6,576
Other	136,361	206,378	169,921	43,987	25,530

Total expenses before waived expenses	3,680,529	5,941,405	4,971,039	1,358,451	829,666
Earning credit (Note 4)	(1,370)	(1,453)	(1,264)	(64)	(3,147)
Expenses voluntarily waived by Administrator	(16,166)	(24,930)	(25,780)	(5,535)	(4,087)

Net Expenses	3,662,993	5,915,022	4,943,995	1,352,852	822,432

Net Investment Income	9,157,030	17,380,103	16,797,512	5,497,452	3,736,958

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gain distributions from underlying funds	25,800,181	34,021,225	19,376,799	3,717,920	1,112,516
Realized gains on investment transactions with affiliates	30,277,895	59,073,294	77,178,974	5,432,171	2,285,493

Net realized gains on investments	56,078,076	93,094,519	96,555,773	9,150,091	3,398,009
Net change in unrealized appreciation/(depreciation) on investments	(178,453,933)	(246,532,760)	(195,417,298)	(23,116,662)	(6,435,763)

Net realized/unrealized losses on investments	(122,375,857)	(153,438,241)	(98,861,525)	(13,966,571)	(3,037,754)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(113,218,827)	$(136,058,138)	$(82,064,013)	$(8,469,119)	$699,204

See accompanying notes to financial statements.

2008 Semiannual Report 37

Statements of Changes in Net Assets

	Nationwide Investor Destinations Aggressive Fund		Nationwide Investor Destinations Moderately Aggressive Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$9,157,030	$15,731,531	$17,380,103	$31,571,141
Net realized gains on investment transactions	56,078,076	46,995,869	93,094,519	52,319,655
Net change in unrealized appreciation/(depreciation) on investments	(178,453,933)	92,831,808	(246,532,760)	138,635,961

Change in net assets resulting from operations	(113,218,827)	155,559,208	(136,058,138)	222,526,757

Distributions to Shareholders From:
Net investment income:
Class A	(1,068,807)	(1,881,143)	(1,421,236)	(2,632,785)
Class B	(208,583)	(364,681)	(438,063)	(857,832)
Class C	(1,191,947)	(2,095,868)	(2,258,538)	(4,362,780)
Class R	(429,973)	(258,245)	(916,192)	(581,683)
Institutional Class	(538,604)	(470,760)	(1,083,098)	(1,075,534)
Service Class	(10,289,462)	(18,225,315)	(16,261,264)	(31,197,355)
Net realized gains:
Class A	(2,780,369)	(1,427,745)	(2,564,384)	(1,795,310)
Class B	(707,644)	(382,411)	(1,054,241)	(824,425)
Class C	(4,059,419)	(2,145,163)	(5,436,823)	(4,088,152)
Class R	(1,076,571)	(72,786)	(1,624,440)	(84,880)
Institutional Class	(1,226,204)	(48,542)	(1,748,195)	(85,526)
Service Class	(27,644,364)	(15,278,242)	(31,244,256)	(23,158,067)

Change in net assets from shareholder distributions	(51,221,947)	(42,650,901)	(66,050,730)	(70,744,329)

Change in net assets from capital transactions	9,110,288	253,821,600	6,983,513	346,807,264

Change in net assets	(155,330,486)	366,729,907	(195,125,355)	498,589,692

Net Assets:
Beginning of period	1,218,165,377	851,435,470	1,898,020,679	1,399,430,987

End of period	$1,062,834,891	$1,218,165,377	$1,702,895,324	$1,898,020,679

Accumulated net investment income (loss) at end of period	$(4,570,346)	$–	$(4,663,306)	$334,982

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,789,388	$43,791,018	$10,301,087	$48,170,259
Dividends reinvested	2,604,907	2,119,676	2,314,841	2,545,246
Cost of shares redeemed	(22,619,910)	(25,605,952)	(16,114,316)	(32,423,383)

Total Class A	(11,225,615)	20,304,742	(3,498,388)	18,292,122

Class B Shares
Proceeds from shares issued	1,416,293	4,924,237	1,382,929	4,852,912
Dividends reinvested	593,882	509,440	1,019,845	1,113,587
Cost of shares redeemed	(1,870,991)	(2,422,744)	(2,886,056)	(4,741,471)

Total Class B	139,184	3,010,933	(483,282)	1,225,028

See accompanying notes to financial statements.

38 Semiannual Report 2008

	Nationwide Investor Destinations Aggressive Fund		Nationwide Investor Destinations Moderately Aggressive Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$10,919,866	$37,539,327	$17,407,680	$48,233,511
Dividends reinvested	1,541,619	1,103,530	1,998,443	2,055,742
Cost of shares redeemed	(13,316,716)	(16,792,811)	(24,177,369)	(32,387,847)

Total Class C	(855,231)	21,850,046	(4,771,246)	17,901,406

Class R Shares
Proceeds from shares issued	20,520,135	28,636,911	39,560,627	58,024,876
Dividends reinvested	1,254,886	213,659	2,333,341	476,534
Cost of shares redeemed	(2,716,885)	(3,216,413)	(2,561,396)	(6,502,529)

Total Class R	19,058,136	25,634,157	39,332,572	51,998,881

Institutional Class Shares
Proceeds from shares issued	9,916,716	34,999,727	14,267,617	63,157,936
Dividends reinvested	1,764,801	519,302	2,831,287	1,161,060
Cost of shares redeemed	(5,138,547)	(5,136,089)	(3,712,569)	(7,617,090)

Total Institutional Class	6,542,970	30,382,940	13,386,335	56,701,906

Service Class Shares
Proceeds from shares issued	54,490,917	208,483,328	70,093,278	282,353,940
Dividends reinvested	37,922,151	33,491,774	47,505,520	54,355,351
Cost of shares redeemed	(96,962,224)	(89,336,320)	(154,581,276)	(136,021,370)

Total Service Class	(4,549,156)	152,638,782	(36,982,478)	200,687,921

Change in net assets from capital transactions:	$9,110,288	$253,821,600	$6,983,513	$346,807,264

SHARE TRANSACTIONS:
Class A Shares
Issued	835,056	3,881,554	954,194	4,228,098
Reinvested	238,460	190,550	207,876	225,572
Redeemed	(2,185,163)	(2,239,900)	(1,490,828)	(2,811,077)

Total Class A Shares	(1,111,647)	1,832,204	(328,758)	1,642,593

Class B Shares
Issued	134,246	441,161	129,123	431,046
Reinvested	54,902	46,522	92,662	100,292
Redeemed	(182,849)	(215,706)	(274,426)	(419,653)

Total Class B Shares	6,299	271,977	(52,641)	111,685

Class C Shares
Issued	1,033,786	3,394,302	1,619,713	4,289,749
Reinvested	142,910	100,820	181,557	185,013
Redeemed	(1,299,299)	(1,495,654)	(2,288,874)	(2,856,482)

Total Class C Shares	(122,603)	1,999,468	(487,604)	1,618,280

Class R Shares
Issued	1,973,363	2,529,977	3,713,999	5,097,065
Reinvested	116,301	18,910	213,010	41,679
Redeemed	(263,864)	(285,445)	(240,962)	(564,611)

Total Class R Shares	1,825,800	2,263,442	3,686,047	4,574,133

See accompanying notes to financial statements.

2008 Semiannual Report 39

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Aggressive Fund		Nationwide Investor Destinations Moderately Aggressive Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	903,235	3,133,939	1,285,061	5,658,164
Reinvested	160,591	45,160	254,772	100,858
Redeemed	(484,944)	(441,538)	(345,801)	(658,751)

Total Institutional Class Shares	578,882	2,737,561	1,194,032	5,100,271

Service Class Shares
Issued	5,161,741	18,443,978	6,466,780	24,767,962
Reinvested	3,463,902	3,009,347	4,271,352	4,829,960
Redeemed	(8,891,937)	(7,924,889)	(13,911,668)	(12,003,273)

Total Service Class Shares	(266,294)	13,528,436	(3,173,536)	17,594,649

Total change in shares:	910,437	22,633,088	837,540	30,641,611

See accompanying notes to financial statements.

40 Semiannual Report 2008

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderate Fund		Nationwide Investor Destinations Moderately Conservative Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$16,797,512	$39,345,773	$5,497,452	$10,617,005
Net realized gains on investment transactions	96,555,773	41,790,304	9,150,091	10,087,317
Net change in unrealized appreciation/(depreciation) on investments	(195,417,298)	94,586,937	(23,116,662)	11,232,684

Change in net assets resulting from operations	(82,064,013)	175,723,014	(8,469,119)	31,937,006

Distributions to Shareholders From:
Net investment income:
Class A	(1,450,641)	(2,376,622)	(476,467)	(950,706)
Class B	(401,366)	(842,104)	(96,716)	(198,065)
Class C	(2,231,499)	(4,713,541)	(552,521)	(1,100,315)
Class R	(972,679)	(651,677)	(346,969)	(242,396)
Institutional Class	(1,541,374)	(1,583,975)	(262,802)	(276,140)
Service Class	(13,726,049)	(35,944,547)	(4,301,378)	(8,499,326)
Net realized gains:
Class A	(2,160,229)	(1,362,206)	(685,073)	(646,039)
Class B	(919,537)	(698,025)	(178,112)	(180,577)
Class C	(5,113,446)	(3,820,716)	(1,045,495)	(989,504)
Class R	(1,492,012)	(113,116)	(510,786)	(41,346)
Institutional Class	(2,046,104)	(131,055)	(345,628)	(25,938)
Service Class	(23,366,414)	(23,095,572)	(6,497,505)	(5,990,496)

Change in net assets from shareholder distributions	(55,421,350)	(75,333,156)	(15,299,452)	(19,140,848)

Change in net assets from capital transactions	(313,962,321)	298,149,617	7,144,019	79,636,311

Change in net assets	(451,447,684)	398,539,475	(16,624,552)	92,432,469

Net Assets:
Beginning of period	1,847,587,080	1,449,047,605	411,412,847	318,980,378

End of period	$1,396,139,396	$1,847,587,080	$394,788,295	$411,412,847

Accumulated net investment income (loss) at end of period	$(1,439,462)	$2,086,634	$285,970	$825,371

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$14,381,664	$30,830,583	$3,778,041	$11,701,328
Dividends reinvested	2,228,628	2,122,200	863,771	1,203,086
Cost of shares redeemed	(11,202,861)	(17,415,700)	(4,168,569)	(11,989,960)

Total Class A	5,407,431	15,537,083	473,243	914,454

Class B Shares
Proceeds from shares issued	1,535,569	3,814,286	359,411	1,398,246
Dividends reinvested	699,566	801,110	146,283	198,474
Cost of shares redeemed	(3,282,804)	(3,789,422)	(590,091)	(1,484,536)

Total Class B	(1,047,669)	825,974	(84,397)	112,184

Class C Shares
Proceeds from shares issued	16,840,498	54,636,352	4,097,664	12,910,895
Dividends reinvested	1,755,621	2,050,249	456,495	552,655
Cost of shares redeemed	(24,865,461)	(40,755,285)	(7,393,473)	(10,921,158)

Total Class C	(6,269,342)	15,931,316	(2,839,314)	2,542,392

See accompanying notes to financial statements.

2008 Semiannual Report 41

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderate Fund		Nationwide Investor Destinations Moderately Conservative Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R Shares
Proceeds from shares issued	$34,570,397	$54,862,509	$12,031,842	$21,425,179
Dividends reinvested	2,057,348	477,015	799,580	240,672
Cost of shares redeemed	(6,284,514)	(7,154,808)	(3,076,910)	(4,729,897)

Total Class R	30,343,231	48,184,716	9,754,512	16,935,954

Institutional Class Shares
Proceeds from shares issued	13,928,762	77,557,110	3,043,595	13,643,134
Dividends reinvested	3,587,463	1,715,030	608,429	302,078
Cost of shares redeemed	(5,836,897)	(5,634,045)	(1,655,376)	(1,475,209)

Total Institutional Class	11,679,328	73,638,095	1,996,648	12,470,003

Service Class Shares
Proceeds from shares issued	67,343,793	241,646,355	34,884,853	98,281,343
Dividends reinvested	37,092,464	59,039,897	10,798,883	14,489,790
Cost of shares redeemed	(458,511,557)	(156,653,819)	(47,840,409)	(66,109,809)

Total Service Class	(354,075,300)	144,032,433	(2,156,673)	46,661,324

Change in net assets from capital transactions:	$(313,962,321)	$298,149,617	$7,144,019	$79,636,311

SHARE TRANSACTIONS:
Class A Shares
Issued	1,342,077	2,749,639	363,888	1,093,644
Reinvested	204,465	190,819	82,764	113,444
Redeemed	(1,046,510)	(1,546,886)	(401,491)	(1,120,609)

Total Class A Shares	500,032	1,393,572	45,161	86,479

Class B Shares
Issued	144,738	343,282	34,944	131,082
Reinvested	64,405	72,704	13,990	18,720
Redeemed	(311,264)	(340,234)	(56,568)	(137,889)

Total Class B Shares	(102,121)	75,752	(7,634)	11,913

Class C Shares
Issued	1,570,017	4,937,280	394,134	1,213,856
Reinvested	162,113	186,802	43,811	52,291
Redeemed	(2,350,075)	(3,663,997)	(714,623)	(1,021,743)

Total Class C Shares	(617,945)	1,460,085	(276,678)	244,404

Class R Shares
Issued	3,251,560	4,898,906	1,150,728	1,981,232
Reinvested	190,506	42,573	76,504	22,421
Redeemed	(594,135)	(640,561)	(295,514)	(435,806)

Total Class R Shares	2,847,931	4,300,918	931,718	1,567,847

Institutional Class Shares
Issued	1,282,870	7,022,019	287,926	1,279,418
Reinvested	329,326	152,505	57,935	28,070
Redeemed	(551,432)	(497,624)	(157,796)	(137,231)

Total Institutional Class Shares	1,060,764	6,676,900	188,065	1,170,257

See accompanying notes to financial statements.

42 Semiannual Report 2008

	Nationwide Investor Destinations Moderate Fund		Nationwide Investor Destinations Moderately Conservative Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	6,269,620	21,544,058	3,344,036	9,099,129
Reinvested	3,404,610	5,326,817	1,030,688	1,361,330
Redeemed	(40,875,483)	(14,098,634)	(4,498,830)	(6,121,721)

Total Service Class Shares	(31,201,253)	12,772,241	(124,106)	4,338,738

Total change in shares:	(27,512,592)	26,679,468	756,526	7,419,638

See accompanying notes to financial statements.

2008 Semiannual Report 43

Statements of Changes in Net Assets

	Nationwide Investor Destinations Conservative Fund

	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007
	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$3,736,958	$7,683,747
Net realized gains on investment transactions	3,398,009	2,852,057
Net change in unrealized appreciation/(depreciation) on investments	(6,435,763)	4,167,192

Change in net assets resulting from operations	699,204	14,702,996

Distributions to Shareholders From:
Net investment income:
Class A	(187,930)	(677,251)
Class B	(42,871)	(109,907)
Class C	(282,502)	(568,187)
Class R	(193,876)	(130,924)
Institutional Class	(121,680)	(131,197)
Service Class	(3,144,209)	(6,132,124)
Net realized gains:
Class A	(130,464)	(270,490)
Class B	(45,046)	(57,530)
Class C	(276,498)	(268,380)
Class R	(125,911)	(7,671)
Institutional Class	(66,976)	(3,331)
Service Class	(2,213,528)	(2,501,073)

Change in net assets from shareholder distributions	(6,831,491)	(10,858,065)

Change in net assets from capital transactions	3,956,751	35,443,333

Change in net assets	(2,175,536)	39,288,264

Net Assets:
Beginning of period	248,147,160	208,858,896

End of period	$245,971,624	$248,147,160

Accumulated net investment income at end of period	$494,642	$730,752

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,405,842	$8,737,968
Dividends reinvested	220,005	820,326
Cost of shares redeemed	(12,180,270)	(8,161,368)

Total Class A	(8,554,423)	1,396,926

Class B Shares
Proceeds from shares issued	529,721	809,491
Dividends reinvested	46,850	86,658
Cost of shares redeemed	(499,521)	(1,092,668)

Total Class B	77,050	(196,519)

Class C Shares
Proceeds from shares issued	4,816,849	7,324,611
Dividends reinvested	158,487	229,974
Cost of shares redeemed	(2,363,483)	(5,055,888)

Total Class C	2,611,853	2,498,697

See accompanying notes to financial statements.

44 Semiannual Report 2008

	Nationwide Investor Destinations Conservative Fund

	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R Shares
Proceeds from shares issued	$6,857,522	$10,511,040
Dividends reinvested	284,314	111,663
Cost of shares redeemed	(1,540,772)	(3,338,698)

Total Class R	5,601,064	7,284,005

Institutional Class Shares
Proceeds from shares issued	1,541,327	5,273,466
Dividends reinvested	188,656	134,528
Cost of shares redeemed	(634,388)	(675,078)

Total Institutional Class	1,095,595	4,732,916

Service Class Shares
Proceeds from shares issued	29,305,489	49,106,209
Dividends reinvested	5,357,720	8,633,171
Cost of shares redeemed	(31,537,597)	(38,012,072)

Total Service Class	3,125,612	19,727,308

Change in net assets from capital transactions:	$3,956,751	$35,443,333

SHARE TRANSACTIONS:
Class A Shares
Issued	330,559	839,883
Reinvested	21,455	79,394
Redeemed	(1,155,729)	(783,779)

Total Class A Shares	(803,715)	135,498

Class B Shares
Issued	51,829	77,779
Reinvested	4,560	8,399
Redeemed	(48,444)	(105,118)

Total Class B Shares	7,945	(18,940)

Class C Shares
Issued	469,697	708,280
Reinvested	15,484	22,345
Redeemed	(229,722)	(487,981)

Total Class C Shares	255,459	242,644

Class R Shares
Issued	665,810	1,010,306
Reinvested	27,768	10,762
Redeemed	(150,150)	(320,965)

Total Class R Shares	543,428	700,103

Institutional Class Shares
Issued	149,354	508,965
Reinvested	18,346	12,906
Redeemed	(61,613)	(64,411)

Total Institutional Class Shares	106,087	457,460

See accompanying notes to financial statements.

2008 Semiannual Report 45

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund

	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	2,849,813	4,704,519
Reinvested	521,441	833,951
Redeemed	(3,028,258)	(3,645,738)

Total Service Class Shares	342,996	1,892,732

Total change in shares:	452,200	3,409,497

See accompanying notes to financial statements.

46 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Investor Destinations Aggressive Fund

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net		Net Asset			at End	Expenses	Income (Loss)	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		of Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.99	0.10	(1.19)	(1.09)	(0.15)	(0.38)	(0.53)	$10.37	(9.29%	)	$66,384	0.45%	2.02%	0.46%	8.88%
Year Ended October 31, 2007	$10.77	0.20	1.52	1.72	(0.27)	(0.23)	(0.50)	$11.99	16.46%		$90,084	0.45%	1.67%	0.45%	3.92%
Year Ended October 31, 2006	$9.48	0.15	1.53	1.68	(0.20)	(0.19)	(0.39)	$10.77	18.13%		$61,217	0.45%	1.27%	0.46%	4.80%
Year Ended October 31, 2005	$8.61	0.19	0.87	1.06	(0.19)	–	(0.19)	$9.48	12.36%		$38,583	0.49%	1.87%	(h)	6.51%
Year Ended October 31, 2004	$7.81	0.10	0.80	0.90	(0.10)	–	(0.10)	$8.61	11.55%		$19,737	0.47%	1.06%	(h)	2.12%
Year Ended October 31, 2003	$6.36	0.08	1.45	1.53	(0.08)	–	(0.08)	$7.81	24.34%		$3,742	0.52%	1.04%	(h)	44.11%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.84	0.06	(1.18)	(1.12)	(0.11)	(0.38)	(0.49)	$10.23	(9.66%	)	$19,050	1.20%	1.24%	1.20%	8.88%
Year Ended October 31, 2007	$10.66	0.12	1.50	1.62	(0.21)	(0.23)	(0.44)	$11.84	15.62%		$21,967	1.19%	0.95%	1.19%	3.92%
Year Ended October 31, 2006	$9.38	0.08	1.52	1.60	(0.13)	(0.19)	(0.32)	$10.66	17.39%		$16,890	1.19%	0.64%	1.19%	4.80%
Year Ended October 31, 2005	$8.53	0.11	0.86	0.97	(0.12)	–	(0.12)	$9.38	11.46%		$11,761	1.21%	1.18%	(h)	6.51%
Year Ended October 31, 2004	$7.74	0.04	0.80	0.84	(0.05)	–	(0.05)	$8.53	10.86%		$7,414	1.20%	0.35%	(h)	2.12%
Year Ended October 31, 2003	$6.32	0.04	1.43	1.47	(0.05)	–	(0.05)	$7.74	23.42%		$1,557	1.25%	0.16%	(h)	44.11%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.81	0.06	(1.17)	(1.11)	(0.11)	(0.38)	(0.49)	$10.21	(9.60%	)	$108,894	1.20%	1.23%	1.20%	8.88%
Year Ended October 31, 2007	$10.64	0.12	1.49	1.61	(0.21)	(0.23)	(0.44)	$11.81	15.55%		$127,450	1.19%	0.95%	1.19%	3.92%
Year Ended October 31, 2006	$9.37	0.07	1.52	1.59	(0.13)	(0.19)	(0.32)	$10.64	17.29%		$93,557	1.19%	0.65%	1.19%	4.80%
Year Ended October 31, 2005	$8.52	0.12	0.86	0.98	(0.13)	–	(0.13)	$9.37	11.49%		$71,231	1.21%	1.16%	(h)	6.51%
Year Ended October 31, 2004	$7.73	0.04	0.80	0.84	(0.05)	–	(0.05)	$8.52	10.88%		$43,668	1.20%	0.32%	(h)	2.12%
Year Ended October 31, 2003	$6.32	0.05	1.42	1.47	(0.06)	–	(0.06)	$7.73	23.41%		$7,706	1.26%	0.22%	(h)	44.11%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(h)	There were no fee reductions during the period.

See accompanying notes to financial statements.

2008 Semiannual Report 47

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Investor Destinations Aggressive Fund (Continued)

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net		Net Asset			at End	Expenses	Income (Loss)	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		of Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.88	0.09	(1.20)	(1.11)	(0.13)	(0.38)	(0.51)	$10.26	(9.52%	)	$43,970	0.83%	1.53%	0.83%	8.88%
Year Ended October 31, 2007	$10.69	0.21	1.46	1.67	(0.25)	(0.23)	(0.48)	$11.88	16.11%		$29,199	0.77%	1.19%	0.77%	3.92%
Year Ended October 31, 2006	$9.42	0.16	1.49	1.65	(0.19)	(0.19)	(0.38)	$10.69	17.93%		$2,083	0.79%	0.88%	0.80%	4.80%
Year Ended October 31, 2005	$8.56	0.18	0.86	1.04	(0.18)	–	(0.18)	$9.42	12.19%		$216	0.63%	1.47%	(h)	6.51%
Year Ended October 31, 2004	$7.74	0.07	0.82	0.89	(0.07)	–	(0.07)	$8.56	11.58%		$38	0.63%	0.93%	(h)	2.12%
Period Ended October 31, 2003 (f)	$7.45	–	0.29	0.29	–	–	–	$7.74	3.89%		$1	0.82%	(0.46%)	0.92%	44.11%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.08	0.11	(1.20)	(1.09)	(0.16)	(0.38)	(0.54)	$10.45	(9.19%	)	$36,044	0.20%	2.18%	0.20%	8.88%
Year Ended October 31, 2007	$10.84	0.28	1.48	1.76	(0.29)	(0.23)	(0.52)	$12.08	16.77%		$34,670	0.19%	1.80%	0.19%	3.92%
Year Ended October 31, 2006	$9.53	0.22	1.50	1.72	(0.22)	(0.19)	(0.41)	$10.84	18.54%		$1,439	0.18%	1.74%	0.19%	4.80%
Period Ended October 31, 2005 (g)	$9.31	0.09	0.25	0.34	(0.12)	–	(0.12)	$9.53	3.66%		$1	0.24%	1.39%	(h)	6.51%

Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.01	0.10	(1.20)	(1.10)	(0.14)	(0.38)	(0.52)	$10.39	(9.37%	)	$788,493	0.65%	1.78%	0.65%	8.88%
Year Ended October 31, 2007	$10.80	0.19	1.51	1.70	(0.26)	(0.23)	(0.49)	$12.01	16.20%		$914,796	0.59%	1.55%	0.59%	3.92%
Year Ended October 31, 2006	$9.50	0.14	1.54	1.68	(0.19)	(0.19)	(0.38)	$10.80	18.04%		$676,249	0.59%	1.16%	0.60%	4.80%
Year Ended October 31, 2005	$8.63	0.18	0.87	1.05	(0.18)	–	(0.18)	$9.50	12.18%		$439,966	0.62%	1.78%	(h)	6.51%
Year Ended October 31, 2004	$7.82	0.09	0.81	0.90	(0.09)	–	(0.09)	$8.63	11.50%		$282,486	0.59%	0.94%	0.60%	2.12%
Year Ended October 31, 2003	$6.37	0.07	1.45	1.52	(0.07)	–	(0.07)	$7.82	24.08%		$129,717	0.61%	0.98%	0.63%	44.11%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(h)	There were no fee reductions during the period.

See accompanying notes to financial statements.

48 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Investor Destinations Moderately Aggressive Fund

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net		Net Asset			at End	Expenses	Income (Loss)	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		of Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.03	0.13	(0.98)	(0.85)	(0.16)	(0.28)	(0.44)	$10.74	(7.15%	)	$95,564	0.45%	2.33%	0.45%	14.85%
Year Ended October 31, 2007	$11.00	0.25	1.31	1.56	(0.30)	(0.23)	(0.53)	$12.03	14.67%		$110,994	0.44%	2.09%	0.44%	2.80%
Year Ended October 31, 2006	$9.84	0.18	1.33	1.51	(0.22)	(0.13)	(0.35)	$11.00	15.66%		$83,365	0.46%	1.65%	0.47%	6.67%
Year Ended October 31, 2005	$9.10	0.21	0.74	0.95	(0.21)	– (h)	(0.21)	$9.84	10.47%		$57,073	0.49%	2.10%	(d)	5.51%
Year Ended October 31, 2004	$8.35	0.12	0.75	0.87	(0.12)	–	(0.12)	$9.10	10.48%		$35,416	0.47%	1.37%	0.47%	2.74%
Year Ended October 31, 2003	$7.04	0.11	1.31	1.42	(0.11)	–	(0.11)	$8.35	20.42%		$9,729	0.48%	1.42%	(d)	8.08%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.86	0.09	(0.97)	(0.88)	(0.12)	(0.28)	(0.40)	$10.58	(7.52%	)	$39,030	1.19%	1.58%	1.20%	14.85%
Year Ended October 31, 2007	$10.85	0.16	1.31	1.47	(0.23)	(0.23)	(0.46)	$11.86	13.87%		$44,366	1.18%	1.37%	1.18%	2.80%
Year Ended October 31, 2006	$9.72	0.11	1.30	1.41	(0.15)	(0.13)	(0.28)	$10.85	14.83%		$39,399	1.19%	1.03%	1.20%	6.67%
Year Ended October 31, 2005	$8.99	0.14	0.73	0.87	(0.14)	– (h)	(0.14)	$9.72	9.74%		$30,177	1.21%	1.40%	(d)	5.51%
Year Ended October 31, 2004	$8.26	0.07	0.73	0.80	(0.07)	–	(0.07)	$8.99	9.66%		$19,546	1.19%	0.67%	1.19%	2.74%
Year Ended October 31, 2003	$6.99	0.07	1.28	1.35	(0.08)	–	(0.08)	$8.26	19.43%		$5,740	1.22%	0.63%	(d)	8.08%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.86	0.09	(0.97)	(0.88)	(0.12)	(0.28)	(0.40)	$10.58	(7.52%	)	$199,911	1.19%	1.58%	1.20%	14.85%
Year Ended October 31, 2007	$10.86	0.16	1.30	1.46	(0.23)	(0.23)	(0.46)	$11.86	13.87%		$229,821	1.18%	1.37%	1.18%	2.80%
Year Ended October 31, 2006	$9.72	0.11	1.31	1.42	(0.15)	(0.13)	(0.28)	$10.86	14.83%		$192,830	1.19%	1.03%	1.20%	6.67%
Year Ended October 31, 2005	$8.99	0.14	0.73	0.87	(0.14)	– (h)	(0.14)	$9.72	9.74%		$155,315	1.21%	1.39%	(d)	5.51%
Year Ended October 31, 2004	$8.27	0.07	0.72	0.79	(0.07)	–	(0.07)	$8.99	9.58%		$99,211	1.19%	0.66%	1.19%	2.74%
Year Ended October 31, 2003	$7.00	0.08	1.28	1.36	(0.09)	–	(0.09)	$8.27	19.64%		$17,804	1.22%	0.64%	(d)	8.08%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

(g)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(h)	The amount is less than $0.005.

See accompanying notes to financial statements.

2008 Semiannual Report 49

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Investor Destinations Moderately Aggressive Fund (Continued)

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net		Net Asset			at End	Expenses	Income (Loss)	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		of Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.87	0.11	(0.97)	(0.86)	(0.14)	(0.28)	(0.42)	$10.59	(7.31%	)	$90,214	0.85%	1.90%	0.85%	14.85%
Year Ended October 31, 2007	$10.87	0.24	1.27	1.51	(0.28)	(0.23)	(0.51)	$11.87	14.25%		$57,400	0.79%	1.69%	0.79%	2.80%
Year Ended October 31, 2006	$9.75	0.20	1.27	1.47	(0.22)	(0.13)	(0.35)	$10.87	15.43%		$2,847	0.80%	1.73%	0.80%	6.67%
Year Ended October 31, 2005	$9.01	0.20	0.74	0.94	(0.20)	– (h)	(0.20)	$9.75	10.49%		$253	0.61%	1.92%	(d)	5.51%
Year Ended October 31, 2004	$8.26	0.10	0.75	0.85	(0.10)	–	(0.10)	$9.01	10.27%		$63	0.62%	1.19%	(d)	2.74%
Period Ended October 31, 2003 (f)	$8.01	–	0.25	0.25	–	–	–	$8.26	3.12%		$1	0.75%	(0.04%)	0.85%	8.08%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.03	0.14	(0.98)	(0.84)	(0.17)	(0.28)	(0.45)	$10.74	(7.03%	)	$71,372	0.19%	2.54%	0.20%	14.85%
Year Ended October 31, 2007	$10.99	0.32	1.28	1.60	(0.33)	(0.23)	(0.56)	$12.03	14.96%		$65,584	0.19%	2.22%	0.19%	2.80%
Year Ended October 31, 2006	$9.85	0.25	1.27	1.52	(0.25)	(0.13)	(0.38)	$10.99	15.84%		$3,864	0.19%	2.07%	0.20%	6.67%
Period Ended October 31, 2005 (g)	$9.67	0.12	0.20	0.32	(0.14)	– (h)	(0.14)	$9.85	3.37%		$1	0.24%	1.73%	(d)	5.51%

Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$12.02	0.12	(0.98)	(0.86)	(0.15)	(0.28)	(0.43)	$10.73	(7.25%	)	$1,206,804	0.65%	2.13%	0.65%	14.85%
Year Ended October 31, 2007	$10.98	0.24	1.32	1.56	(0.29)	(0.23)	(0.52)	$12.02	14.55%		$1,389,857	0.58%	1.97%	0.58%	2.80%
Year Ended October 31, 2006	$9.83	0.17	1.32	1.49	(0.21)	(0.13)	(0.34)	$10.98	15.53%		$1,077,126	0.59%	1.54%	0.60%	6.67%
Year Ended October 31, 2005	$9.08	0.20	0.75	0.95	(0.20)	– (h)	(0.20)	$9.83	10.48%		$736,304	0.61%	1.98%	(d)	5.51%
Year Ended October 31, 2004	$8.34	0.11	0.74	0.85	(0.11)	–	(0.11)	$9.08	10.22%		$452,237	0.59%	1.26%	0.59%	2.74%
Year Ended October 31, 2003	$7.03	0.10	1.31	1.41	(0.10)	–	(0.10)	$8.34	20.26%		$214,101	0.61%	1.36%	(d)	8.08%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(h)	The amount is less than $0.005.

See accompanying notes to financial statements.

50 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Investor Destinations Moderate Fund

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net		Net Asset			at End	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		of Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.65	0.15	(0.71)	(0.56)	(0.18)	(0.28)	(0.46)	$10.63	(4.85%	)	$86,939	0.46%	2.70%	0.46%	10.63%
Year Ended October 31, 2007	$10.97	0.30	0.93	1.23	(0.34)	(0.21)	(0.55)	$11.65	11.56%		$89,397	0.44%	2.59%	0.44%	2.98%
Year Ended October 31, 2006	$10.11	0.23	1.00	1.23	(0.26)	(0.11)	(0.37)	$10.97	12.41%		$68,922	0.46%	2.16%	0.46%	8.40%
Year Ended October 31, 2005	$9.60	0.23	0.52	0.75	(0.23)	(0.01)	(0.24)	$10.11	7.86%		$57,505	0.48%	2.35%	(f)	5.91%
Year Ended October 31, 2004	$9.01	0.17	0.58	0.75	(0.16)	–	(0.16)	$9.60	8.36%		$35,157	0.47%	1.78%	0.47%	5.64%
Year Ended October 31, 2003	$7.94	0.15	1.08	1.23	(0.16)	–	(0.16)	$9.01	15.75%		$9,972	0.47%	1.88%	(f)	13.50%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.55	0.11	(0.69)	(0.58)	(0.12)	(0.28)	(0.40)	$10.57	(5.08%	)	$34,109	1.20%	1.95%	1.20%	10.63%
Year Ended October 31, 2007	$10.89	0.20	0.92	1.12	(0.25)	(0.21)	(0.46)	$11.55	10.64%		$38,475	1.18%	1.85%	1.18%	2.98%
Year Ended October 31, 2006	$10.04	0.15	0.99	1.14	(0.18)	(0.11)	(0.29)	$10.89	11.61%		$35,437	1.18%	1.51%	1.19%	8.40%
Year Ended October 31, 2005	$9.55	0.16	0.50	0.66	(0.16)	(0.01)	(0.17)	$10.04	6.96%		$28,907	1.20%	1.66%	(f)	5.91%
Year Ended October 31, 2004	$8.96	0.10	0.59	0.69	(0.10)	–	(0.10)	$9.55	7.72%		$19,504	1.19%	1.07%	1.19%	5.64%
Year Ended October 31, 2003	$7.92	0.11	1.06	1.17	(0.13)	–	(0.13)	$8.96	14.89%		$6,229	1.21%	1.09%	(f)	13.50%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.52	0.10	(0.69)	(0.59)	(0.12)	(0.28)	(0.40)	$10.53	(5.19%	)	$188,123	1.20%	1.96%	1.20%	10.63%
Year Ended October 31, 2007	$10.86	0.21	0.92	1.13	(0.26)	(0.21)	(0.47)	$11.52	10.69%		$212,829	1.18%	1.86%	1.18%	2.98%
Year Ended October 31, 2006	$10.01	0.16	0.99	1.15	(0.19)	(0.11)	(0.30)	$10.86	11.65%		$184,788	1.18%	1.51%	1.19%	8.40%
Year Ended October 31, 2005	$9.52	0.16	0.50	0.66	(0.16)	(0.01)	(0.17)	$10.01	6.98%		$150,491	1.20%	1.66%	(f)	5.91%
Year Ended October 31, 2004	$8.94	0.10	0.58	0.68	(0.10)	–	(0.10)	$9.52	7.67%		$102,058	1.19%	1.07%	1.19%	5.64%
Year Ended October 31, 2003	$7.90	0.11	1.06	1.17	(0.13)	–	(0.13)	$8.94	14.98%		$21,995	1.22%	0.98%	(f)	13.50%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See accompanying notes to financial statements.

2008 Semiannual Report 51

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Investor Destinations Moderate Fund (Continued)

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net		Net Asset			at End	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		of Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.55	0.14	(0.70)	(0.56)	(0.17)	(0.28)	(0.45)	$10.54	(4.97%	)	$79,229	0.84%	2.31%	0.84%	10.63%
Year Ended October 31, 2007	$10.89	0.27	0.91	1.18	(0.31)	(0.21)	(0.52)	$11.55	11.17%		$53,930	0.76%	2.21%	0.76%	2.98%
Year Ended October 31, 2006	$10.06	0.22	0.97	1.19	(0.25)	(0.11)	(0.36)	$10.89	12.11%		$4,026	0.79%	1.88%	0.79%	8.40%
Year Ended October 31, 2005	$9.56	0.22	0.51	0.73	(0.22)	(0.01)	(0.23)	$10.06	7.68%		$199	0.61%	2.09%	(f)	5.91%
Year Ended October 31, 2004	$8.96	0.13	0.60	0.73	(0.13)	–	(0.13)	$9.56	8.19%		$42	0.62%	1.79%	(f)	5.64%
Period Ended October 31, 2003 (g)	$8.77	0.01	0.18	0.19	–	–	–	$8.96	2.17%		$1	0.74%	0.68%	0.84%	13.50%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.65	0.17	(0.70)	(0.53)	(0.21)	(0.28)	(0.49)	$10.63	(4.67%	)	$85,282	0.20%	2.94%	0.20%	10.63%
Year Ended October 31, 2007	$10.98	0.33	0.91	1.24	(0.36)	(0.21)	(0.57)	$11.65	11.73%		$81,100	0.19%	2.78%	0.19%	2.98%
Year Ended October 31, 2006	$10.12	0.27	0.99	1.26	(0.29)	(0.11)	(0.40)	$10.98	12.69%		$3,119	0.21%	2.55%	0.21%	8.40%
Period Ended October 31, 2005 (h)	$10.02	0.18	0.09	0.27	(0.17)	–	(0.17)	$10.12	2.71%		$1	0.23%	2.45%	(f)	5.91%

Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.62	0.14	(0.70)	(0.56)	(0.16)	(0.28)	(0.44)	$10.62	(4.88%	)	$922,457	0.65%	2.48%	0.66%	10.63%
Year Ended October 31, 2007	$10.95	0.27	0.93	1.20	(0.32)	(0.21)	(0.53)	$11.62	11.33%		$1,371,857	0.58%	2.45%	0.58%	2.98%
Year Ended October 31, 2006	$10.09	0.22	1.00	1.22	(0.25)	(0.11)	(0.36)	$10.95	12.30%		$1,152,756	0.58%	2.05%	0.59%	8.40%
Year Ended October 31, 2005	$9.59	0.22	0.51	0.73	(0.22)	(0.01)	(0.23)	$10.09	7.66%		$934,203	0.60%	2.24%	(f)	5.91%
Year Ended October 31, 2004	$8.99	0.16	0.59	0.75	(0.15)	–	(0.15)	$9.59	8.34%		$487,130	0.59%	1.66%	0.59%	5.64%
Year Ended October 31, 2003	$7.92	0.15	1.07	1.22	(0.15)	–	(0.15)	$8.99	15.59%		$247,424	0.60%	1.82%	(f)	13.50%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See accompanying notes to financial statements.

52 Semiannual Report 2008

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Investor Destinations Moderately Conservative Fund

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net		Net Asset			at End	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		of Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.00	0.17	(0.39)	(0.22)	(0.18)	(0.26)	(0.44)	$10.34	(2.03%	)	$27,826	0.46%	3.12%	0.47%	16.69%
Year Ended October 31, 2007	$10.64	0.32	0.65	0.97	(0.35)	(0.26)	(0.61)	$11.00	9.42%		$29,097	0.46%	3.06%	0.46%	12.07%
Year Ended October 31, 2006	$10.18	0.28	0.64	0.92	(0.29)	(0.17)	(0.46)	$10.64	9.24%		$27,244	0.48%	2.65%	0.49%	12.64%
Year Ended October 31, 2005	$9.88	0.26	0.31	0.57	(0.26)	(0.01)	(0.27)	$10.18	5.78%		$16,923	0.54%	2.57%	0.54%	8.37%
Year Ended October 31, 2004	$9.44	0.19	0.44	0.63	(0.19)	–	(0.19)	$9.88	6.71%		$11,157	0.52%	2.12%	0.52%	6.66%
Year Ended October 31, 2003	$8.71	0.20	0.75	0.95	(0.22)	–	(0.22)	$9.44	11.02%		$4,482	0.53%	2.34%	(f)	19.93%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.99	0.13	(0.38)	(0.25)	(0.14)	(0.26)	(0.40)	$10.34	(2.31%	)	$7,210	1.21%	2.37%	1.21%	16.69%
Year Ended October 31, 2007	$10.64	0.24	0.64	0.88	(0.27)	(0.26)	(0.53)	$10.99	8.53%		$7,750	1.20%	2.30%	1.20%	12.07%
Year Ended October 31, 2006	$10.18	0.20	0.65	0.85	(0.22)	(0.17)	(0.39)	$10.64	8.49%		$7,376	1.20%	1.98%	1.21%	12.64%
Year Ended October 31, 2005	$9.88	0.20	0.31	0.51	(0.20)	(0.01)	(0.21)	$10.18	5.08%		$6,002	1.22%	1.90%	1.22%	8.37%
Year Ended October 31, 2004	$9.44	0.13	0.43	0.56	(0.12)	–	(0.12)	$9.88	5.99%		$4,606	1.21%	1.41%	(f)	6.66%
Year Ended October 31, 2003	$8.72	0.14	0.75	0.89	(0.17)	–	(0.17)	$9.44	10.37%		$2,453	1.28%	1.52%	(f)	19.93%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.96	0.13	(0.39)	(0.26)	(0.14)	(0.26)	(0.40)	$10.30	(2.41%	)	$39,594	1.21%	2.38%	1.21%	16.69%
Year Ended October 31, 2007	$10.61	0.24	0.64	0.88	(0.27)	(0.26)	(0.53)	$10.96	8.66%		$45,139	1.20%	2.30%	1.20%	12.07%
Year Ended October 31, 2006	$10.14	0.20	0.66	0.86	(0.22)	(0.17)	(0.39)	$10.61	8.50%		$41,108	1.20%	1.97%	1.21%	12.64%
Year Ended October 31, 2005	$9.85	0.18	0.31	0.49	(0.19)	(0.01)	(0.20)	$10.14	5.01%		$39,545	1.22%	1.90%	1.22%	8.37%
Year Ended October 31, 2004	$9.42	0.13	0.43	0.56	(0.13)	–	(0.13)	$9.85	5.99%		$26,760	1.22%	1.42%	(f)	6.66%
Year Ended October 31, 2003	$8.72	0.15	0.73	0.88	(0.18)	–	(0.18)	$9.42	10.26%		$7,530	1.29%	1.45%	(f)	19.93%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See accompanying notes to financial statements.

2008 Semiannual Report 53

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Investor Destinations Moderately Conservative Fund (Continued)

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net		Net Asset			at End	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		of Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.02	0.14	(0.38)	(0.24)	(0.16)	(0.26)	(0.42)	$10.36	(2.20%	)	$26,489	0.88%	2.70%	0.89%	16.69%
Year Ended October 31, 2007	$10.69	0.30	0.63	0.93	(0.34)	(0.26)	(0.60)	$11.02	9.04%		$17,913	0.83%	2.78%	0.83%	12.07%
Year Ended October 31, 2006	$10.22	0.28	0.65	0.93	(0.29)	(0.17)	(0.46)	$10.69	9.19%		$620	0.81%	2.53%	0.82%	12.64%
Year Ended October 31, 2005	$9.91	0.25	0.31	0.56	(0.24)	(0.01)	(0.25)	$10.22	5.73%		$1	0.65%	2.54%	0.65%	8.37%
Year Ended October 31, 2004	$9.45	0.20	0.42	0.62	(0.16)	–	(0.16)	$9.91	6.55%		$1	0.60%	2.01%	(f)	6.66%
Period Ended October 31, 2003 (g)	$9.33	0.01	0.11	0.12	–	–	–	$9.45	1.29%		$1	0.81%	1.34%	0.91%	19.93%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.07	0.17	(0.38)	(0.21)	(0.19)	(0.26)	(0.45)	$10.41	(1.89%	)	$15,023	0.20%	3.36%	0.21%	16.69%
Year Ended October 31, 2007	$10.71	0.36	0.64	1.00	(0.38)	(0.26)	(0.64)	$11.07	9.64%		$13,890	0.21%	3.30%	0.21%	12.07%
Year Ended October 31, 2006	$10.24	0.31	0.65	0.96	(0.32)	(0.17)	(0.49)	$10.71	9.58%		$905	0.20%	3.05%	0.21%	12.64%
Period Ended October 31, 2005 (h)	$10.17	0.23	0.04	0.27	(0.20)	–	(0.20)	$10.24	3.70%		$1	0.29%	3.17%	(f)	8.37%

Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.03	0.16	(0.38)	(0.22)	(0.17)	(0.26)	(0.43)	$10.38	(2.03%	)	$278,647	0.65%	2.92%	0.66%	16.69%
Year Ended October 31, 2007	$10.68	0.32	0.63	0.95	(0.34)	(0.26)	(0.60)	$11.03	9.15%		$297,623	0.60%	2.99%	0.60%	12.07%
Year Ended October 31, 2006	$10.21	0.26	0.66	0.92	(0.28)	(0.17)	(0.45)	$10.68	9.18%		$241,726	0.60%	2.53%	0.61%	12.64%
Year Ended October 31, 2005	$9.91	0.25	0.31	0.56	(0.25)	(0.01)	(0.26)	$10.21	5.67%		$195,790	0.62%	2.49%	0.62%	8.37%
Year Ended October 31, 2004	$9.47	0.19	0.43	0.62	(0.18)	–	(0.18)	$9.91	6.59%		$136,368	0.61%	2.01%	0.61%	6.66%
Year Ended October 31, 2003	$8.72	0.19	0.76	0.95	(0.20)	–	(0.20)	$9.47	11.09%		$78,189	0.61%	2.28%	0.65%	19.93%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See accompanying notes to financial statements.

54 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Investor Destinations Conservative Fund

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net		Net Asset			at End	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		of Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.56	0.23	(0.20)	0.03	(0.19)	(0.13)	(0.32)	$10.27	0.30%		$11,298	0.47%	3.40%	0.47%	23.09%
Year Ended October 31, 2007	$10.40	0.37	0.31	0.68	(0.37)	(0.15)	(0.52)	$10.56	6.78%		$20,102	0.47%	3.54%	0.47%	10.69%
Year Ended October 31, 2006	$10.17	0.34	0.32	0.66	(0.31)	(0.12)	(0.43)	$10.40	6.68%		$18,384	0.48%	2.98%	0.48%	36.51%
Year Ended October 31, 2005	$10.13	0.24	0.12	0.36	(0.27)	(0.05)	(0.32)	$10.17	3.67%		$28,965	0.53%	2.85%	0.53%	13.42%
Year Ended October 31, 2004	$9.88	0.22	0.25	0.47	(0.22)	–	(0.22)	$10.13	4.84%		$5,008	0.50%	2.43%	0.51%	11.67%
Year Ended October 31, 2003	$9.51	0.26	0.39	0.65	(0.28)	–	(0.28)	$9.88	6.89%		$1,798	0.53%	2.83%	(f)	32.93%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.54	0.14	(0.14)	–	(0.12)	(0.13)	(0.25)	$10.29	0.06%		$3,693	1.21%	2.72%	1.22%	23.09%
Year Ended October 31, 2007	$10.38	0.29	0.31	0.60	(0.29)	(0.15)	(0.44)	$10.54	6.01%		$3,701	1.20%	2.81%	1.21%	10.69%
Year Ended October 31, 2006	$10.16	0.24	0.34	0.58	(0.24)	(0.12)	(0.36)	$10.38	5.89%		$3,841	1.21%	2.36%	1.22%	36.51%
Year Ended October 31, 2005	$10.12	0.21	0.08	0.29	(0.20)	(0.05)	(0.25)	$10.16	3.02%		$4,010	1.22%	2.10%	1.22%	13.42%
Year Ended October 31, 2004	$9.87	0.15	0.25	0.40	(0.15)	–	(0.15)	$10.12	4.12%		$3,437	1.23%	1.70%	(f)	11.67%
Year Ended October 31, 2003	$9.53	0.19	0.38	0.57	(0.23)	–	(0.23)	$9.87	6.05%		$1,622	1.29%	1.96%	(f)	32.93%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.51	0.14	(0.15)	(0.01)	(0.13)	(0.13)	(0.26)	$10.24	(0.04%	)	$23,379	1.21%	2.72%	1.22%	23.09%
Year Ended October 31, 2007	$10.35	0.29	0.32	0.61	(0.30)	(0.15)	(0.45)	$10.51	6.04%		$21,304	1.21%	2.81%	1.21%	10.69%
Year Ended October 31, 2006	$10.13	0.25	0.34	0.59	(0.25)	(0.12)	(0.37)	$10.35	5.92%		$18,474	1.21%	2.36%	1.22%	36.51%
Year Ended October 31, 2005	$10.09	0.21	0.08	0.29	(0.20)	(0.05)	(0.25)	$10.13	2.95%		$19,106	1.23%	2.10%	1.23%	13.42%
Year Ended October 31, 2004	$9.85	0.16	0.24	0.40	(0.16)	–	(0.16)	$10.09	4.10%		$13,683	1.24%	1.69%	(f)	11.67%
Year Ended October 31, 2003	$9.51	0.20	0.37	0.57	(0.23)	–	(0.23)	$9.85	6.03%		$3,592	1.29%	1.95%	(f)	32.93%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See accompanying notes to financial statements.

2008 Semiannual Report 55

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Investor Destinations Conservative Fund (Continued)

		Investment Activities			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized	Total						Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net		Net Asset		at End	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total	of Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.55	0.16	(0.14)	0.02	(0.19)	(0.13)	(0.32)	$10.25	0.21%	$13,244	0.85%	3.08%	0.85%	23.09%
Year Ended October 31, 2007	$10.40	0.31	0.34	0.65	(0.35)	(0.15)	(0.50)	$10.55	6.44%	$7,900	0.83%	3.17%	0.83%	10.69%
Year Ended October 31, 2006	$10.20	0.26	0.38	0.64	(0.32)	(0.12)	(0.44)	$10.40	6.46%	$503	0.83%	3.03%	0.83%	36.51%
Year Ended October 31, 2005	$10.15	0.22	0.14	0.36	(0.26)	(0.05)	(0.31)	$10.20	3.65%	$3	0.65%	2.67%	0.65%	13.42%
Year Ended October 31, 2004	$9.87	0.22	0.24	0.46	(0.18)	–	(0.18)	$10.15	4.73%	$1	0.62%	2.30%	(f)	11.67%
Period Ended October 31, 2003 (g)	$9.83	0.02	0.02	0.04	–	–	–	$9.87	0.41%	$1	0.84%	2.03%	0.94%	32.93%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.62	0.19	(0.14)	0.05	(0.23)	(0.13)	(0.36)	$10.31	0.54%	$5,964	0.21%	3.72%	0.21%	23.09%
Year Ended October 31, 2007	$10.46	0.38	0.33	0.71	(0.40)	(0.15)	(0.55)	$10.62	7.12%	$5,020	0.22%	3.77%	0.22%	10.69%
Year Ended October 31, 2006	$10.23	0.33	0.37	0.70	(0.35)	(0.12)	(0.47)	$10.46	6.91%	$159	0.22%	3.68%	0.23%	36.51%
Period Ended October 31, 2005 (h)	$10.20	0.27	(0.02)	0.25	(0.22)	–	(0.22)	$10.23	2.44%	$1	0.28%	3.74%	0.28%	13.42%

Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.58	0.17	(0.15)	0.02	(0.18)	(0.13)	(0.31)	$10.29	0.29%	$188,393	0.66%	3.28%	0.66%	23.09%
Year Ended October 31, 2007	$10.42	0.35	0.32	0.67	(0.36)	(0.15)	(0.51)	$10.58	6.64%	$190,120	0.61%	3.41%	0.61%	10.69%
Year Ended October 31, 2006	$10.20	0.31	0.34	0.65	(0.31)	(0.12)	(0.43)	$10.42	6.52%	$167,499	0.61%	2.95%	0.62%	36.51%
Year Ended October 31, 2005	$10.15	0.27	0.09	0.36	(0.26)	(0.05)	(0.31)	$10.20	3.62%	$137,589	0.62%	2.70%	0.63%	13.42%
Year Ended October 31, 2004	$9.90	0.23	0.23	0.46	(0.21)	–	(0.21)	$10.15	4.69%	$101,261	0.61%	2.31%	0.63%	11.67%
Year Ended October 31, 2003	$9.53	0.26	0.38	0.64	(0.27)	–	(0.27)	$9.90	6.76%	$59,472	0.61%	2.73%	0.67%	32.93%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	There were no fee reductions during the period.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See accompanying notes to financial statements.

56 Semiannual Report 2008

Notes to Financial Statements
April 30, 2008 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2008, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates sixty-two (62) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Investor Destinations Aggressive Fund (“Investor Destinations Aggressive”)
-	Nationwide Investor Destinations Moderately Aggressive Fund (“Investor Destinations Moderately Aggressive”)
-	Nationwide Investor Destinations Moderate Fund (“Investor Destinations Moderate”)
-	Nationwide Investor Destinations Moderately Conservative Fund (“Investor Destinations Moderately Conservative”)
-	Nationwide Investor Destinations Conservative Fund (“Investor Destinations Conservative”)

Each of the Funds is constructed as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Funds may also invest in a non-registered Fixed Interest Contract (“Nationwide Contract”) issued by Nationwide Life Insurance Company (“Nationwide”) up to each Fund’s designated limit.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which the Funds invest are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock Exchange. Underlying Funds generally value securities and assets at fair value.

Each of the Funds (except Investor Destinations Aggressive) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide. This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annualized basis), but may be higher and is currently adjusted on a quarterly basis. During the six months ended April 30, 2008, the rate ranged from 4.00% to 4.05%. Because the contract is guaranteed by Nationwide, assuming no default, the Funds receive no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund’s performance may be hurt by its investment in the Nationwide Contract, Nationwide Fund Advisors (“NFA” or “Adviser”) believes that the relatively stable nature of the Nationwide Contract should reduce a Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously.

2008 Semiannual Report 57

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid quarterly for the Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(d)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Funds were required to implement FIN 48 in their net asset value per share (NAV) calculations on April 30, 2008. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Funds’ current financial statements. Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Funds’ taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to each Fund’s NAV and financial statements.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset

58 Semiannual Report 2008

value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), whose parent company is Nationwide Corporation.

Under the terms of the Funds’ Investment Advisory Agreement, the Funds each pay NFA an investment advisory fee of 0.13% based on the Fund’s average daily net assets.

NFA and the Funds have entered into a written Expense Limitation Agreement that limits operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative service fees, other expenses which are capitalized in accordance with GAAP and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Funds’ business) from exceeding 0.25% for all share classes of the Funds, until at least May 1, 2009.

NFA may request and receive reimbursement from certain Funds of the advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreements at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by NFA is not permitted.

As of the April 30, 2008, there were no cumulative potential reimbursements of the Funds based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund was made for expenses reimbursed by NFA.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (“NFD” or “Distributor”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of Class A, Class B, Class C, Class R, and Service shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors Inc. (“NFSDI”). NFSDI is a wholly-owned subsidiary of NFS. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A and Service shares, 1.00% for Class B and Class C shares, and 0.50% for Class R shares.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, NFD pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions of Class B shares made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares made within one year of purchase. For the six months ended April 30, 2008, NFD received commissions of $482,082 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $49,929 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds, and serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The Funds do not pay a fee for these services.

2008 Semiannual Report 59

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R, and Service Class shares of each of the Funds.

For the six months ended April 30, 2008, NFS received the following amounts in Administrative Services Fees from each Fund:

Fund	Amount

Investor Destinations Aggressive	$508,345

Investor Destinations Moderately Aggressive	793,351

Investor Destinations Moderate	613,952

Investor Destinations Moderately Conservative	181,690

Investor Destinations Conservative	115,941

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Board of Trustees and the Trust, the Board of Trustees has agreed to reimburse NFA for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2008, the Funds’ portion of such costs amounted to $24,833.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be shown on the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 24, 2008, with a commitment fee of 0.07% per year on $100,000,000. The Board of Trustees has approved a one-month extension beyond the date of expiration for the Funds’ current line of credit, as well as a one-year renewal to begin at the expiration of such extension. There are four (4) other lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. There were no borrowings under this line of credit during the six months ended April 30, 2008.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that

60 Semiannual Report 2008

remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

Purchases and sales of Underlying Funds for the six months ended April 30, 2008, were as follows:

Fund	Purchases	Sales

Investor Destinations Aggressive	$96,216,912	$103,814,482

Investor Destinations Moderately Aggressive	248,738,611	249,875,057

Investor Destinations Moderate	142,530,061	435,300,630

Investor Destinations Moderately Conservative	65,832,538	56,747,438

Investor Destinations Conservative	58,222,334	45,431,045

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

7. New Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on each Fund’s financial statements and related disclosures.

2008 Semiannual Report 61

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

8. Federal Tax Information

As of April 30, 2008, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Investor Destinations Aggressive	$1,004,900,879	$70,502,355	$(11,828,458)	$58,673,897

Investor Destinations Moderately Aggressive	1,609,155,161	103,310,029	(8,113,234)	95,196,795

Investor Destinations Moderate	1,347,921,823	59,462,212	(9,716,548)	49,745,664

Investor Destinations Moderately Conservative	388,274,706	8,009,056	(1,136,487)	6,872,569

Investor Destinations Conservative	244,399,918	2,032,370	(278,345)	1,754,025

62 Semiannual Report 2008

Management Information
(Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of
	Position(s) Held		Portfolios in the
	with the Trust		Nationwide Fund	Other
Name, Address	and Length of	Principal Occupation(s)	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	120	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting group) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	120	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	120	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST, a global management consulting firm.	120	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	120	None

2008 Semiannual Report 63

Management Information (Continued)
(Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of
	Position(s) Held		Portfolios in the
	with the Trust		Nationwide Fund	Other
Name, Address	and Length of	Principal Occupation(s)	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 - 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	120	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts; Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation .	120	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004[4]	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	120	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	120	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFA, the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, are wholly-owned subsidiaries of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.
4	Mr. McCarthy resigned from the Board of Trustees as of April 2, 2008.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

64 Semiannual Report 2008

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of
	Position(s) Held		Portfolios in the
	with the Trust and	Principal	Nationwide Fund	Other Directorships
Name, Address	Length of Time	Occupation(s)	Complex Overseen by	Held by
and Year of Birth	Served[1]	During Past 5 Years	Trustee	Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	120	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

Stephen T. Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer since January 2008[4]
Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA, [2] Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007
Mr. Finelli is the Principal Financial Officer and Senior Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]
			N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2008 Semiannual Report 65

Management Information (Continued)
(Unaudited)

Number of
	Position(s) Held		Portfolios in the
	with the Trust and	Principal	Nationwide Fund	Other Directorships
Name, Address	Length of Time	Occupation(s)	Complex Overseen by	Held by
and Year of Birth	Served[1]	During Past 5 Years	Trustee	Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007).[2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008
Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008).[2] From January 2006 through April 2007, Mr. Butler was Vice President - Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President - Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006
			N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. Prior to that, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

66 Semiannual Report 2008

Supplemental Information (Unaudited)

A. Renewal of Advisory (and Sub-advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreement”) with its investment advisers and, as applicable, sub-advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

On December 4, 2007, the Independent Trustees met in person with their independent legal counsel (“Independent Legal Counsel”) to consider information provided by the Adviser and others to assist the Trustees in considering whether to renew the Advisory Agreement for a one year term beginning May 1, 2008. Immediately following the meeting, all Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to consider such matters, and to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the December 4, 2007 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations.

In preparation for the December 4, 2007 meeting, the Trustees were provided, at the request of the Trustees, with a wide range of information to assist in their deliberations, including (i) reports from Lipper Inc. describing, on a Fund-by-Fund basis, each Fund’s (a) performance rankings (where “first quintile” denotes the best performance) (over multiple years ended September 30, 2007) compared with performance groups and performance universes created by Lipper (and in some cases, customized peer groups created by the Adviser) of similar or peer group funds, and (b) expense rankings (where “first quintile” denotes the lowest fees and expenses) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds; (ii) information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2007) compared with the Fund’s benchmark and Lipper categories; (iii) for Funds under “close review,” copies of letters from Adviser to the portfolio manager of each such Fund, together with the portfolio manager’s written response describing the reasons for the Fund’s underperformance, (iv) information from the Adviser describing, on a Fund-by-Fund basis, performance for the months of October and November, 2007, and annual performance for the year ended November 30, 2007, (v) reports from the Adviser describing, on a Fund-by-Fund basis, the Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of the Adviser’s methodology in calculating its profitability, (vi) information from the Adviser describing, on a Fund-by-Fund basis, any fees paid to the Adviser for managing similar, non-affiliated institutional accounts, including the range of fee levels for such accounts, and (vii) information from the Adviser describing ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the December 4, 2007 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel and Independent Legal Counsel, among other things, the information described above, and information regarding: (i) the nature, extent and quality of services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of each Fund and the Adviser, (iii) the costs of the services provided by the Adviser under the Advisory Agreement and the profits realized by the Adviser thereunder, (iv) the extent to which economies of scale may be present and, if so, whether they are being shared with the Fund’s shareholders, (v) comparisons of the Adviser’s fees under the Advisory Agreement with investment advisory fees paid by a peer group of funds and those paid by non-affiliated institutional clients to the Adviser for managing similar accounts, and (vi) any ancillary benefits inuring to the Adviser and its affiliates as a result of being investment adviser for the Trust. The Trustees also

2008 Semiannual Report 67

Supplemental Information (Unaudited) (Continued)

considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; the financial condition and stability of the Adviser; the terms of each Advisory Agreement; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the December 4, 2007 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions at the contract approval meeting of the Board of Trustees to be held on January 10, 2008.

At the January 10, 2008 meeting of the Board of Trustees of the Trust, the Board received and considered information provided by the Adviser in follow-up from the December 4, 2007 Board meeting and, after consulting among themselves, and with the Adviser, Trust counsel and Independent Legal Counsel, concluded unanimously to renew the Advisory Agreement for the reasons set forth in the following section. In determining whether to renew the Advisory Agreements for the Fund, the Board ultimately reached a determination, with the assistance of Trust counsel and Independent Legal Counsel, that the renewal of the Advisory Agreement and the compensation to be received by the Adviser under the Advisory Agreement is consistent with the Board’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board in reaching its determination is aware that shareholders of the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors, and that the Fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other public disclosures, have chosen to invest in this Fund, managed by the Adviser.

Nationwide Investor Destinations Aggressive Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund had been performing as it was designed to do in up markets and in down markets. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser to maintain performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees considered the Fund’s actual advisory fee compared with peer group funds, but found that the comparative fee and expense information includes expenses and fees for actively-managed funds and therefore the peer group comparative fee and expense data are not necessarily appropriate. The Trustees concluded that the advisory fee for each of the Investor Destinations Funds should be consistent. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees considered the Fund’s actual advisory fee compared with peer group funds, but found that the comparative fee and expense information includes expenses and fees for actively-managed funds and therefore the peer group comparative fee and expense data are not necessarily appropriate. The Trustees considered that the Adviser had agreed to maintain the expense cap at 25 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement with respect to the Fund should be renewed.

68 Semiannual Report 2008

Nationwide Investor Destinations Moderately Aggressive Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund had been performing as it was designed to do in up markets and in down markets. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser to maintain performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees considered the Fund’s actual advisory fee compared with peer group funds, but found that the comparative fee and expense information includes expenses and fees for actively-managed funds and therefore the peer group comparative fee and expense data are not necessarily appropriate. The Trustees concluded that the advisory fee for each of the Investor Destinations Funds should be consistent. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees considered the Fund’s actual advisory fee compared with peer group funds, but found that the comparative fee and expense information includes expenses and fees for actively-managed funds and therefore the peer group comparative fee and expense data are not necessarily appropriate. The Trustees considered that the Adviser had agreed to maintain the expense cap at 25 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Investor Destinations Moderate Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund had been performing as it was designed to do in up markets and in down markets. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser to maintain performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees considered the Fund’s actual advisory fee compared with peer group funds, but found that the comparative fee and expense information includes expenses and fees for actively-managed funds and therefore the peer group comparative fee and expense data are not necessarily appropriate. The Trustees concluded that the advisory fee for each of the Investor Destinations Funds should be consistent. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees considered the Fund’s actual advisory fee compared with peer group funds, but found that the comparative fee and expense information includes expenses and fees for actively-managed funds and therefore the peer group comparative fee and expense data are not necessarily appropriate. The Trustees considered that the Adviser had agreed to maintain the expense cap at 25 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

2008 Semiannual Report 69

Supplemental Information (Unaudited) (Continued)

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Investor Destinations Moderately Conservative Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund had been performing as it was designed to do in up markets and in down markets. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser to maintain performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees considered the Fund’s actual advisory fee compared with peer group funds, but found that the comparative fee and expense information includes expenses and fees for actively-managed funds and therefore the peer group comparative fee and expense data are not necessarily appropriate. The Trustees concluded that the advisory fee for each of the Investor Destinations Funds should be consistent. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees considered the Fund’s actual advisory fee compared with peer group funds, but found that the comparative fee and expense information includes expenses and fees for actively-managed funds and therefore the peer group comparative fee and expense data are not necessarily appropriate. The Trustees considered that the Adviser had agreed to maintain the expense cap at 25 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Investor Destinations Conservative Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

he Trustees found that the Fund had been performing as it was designed to do in up markets and in down markets. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser to maintain performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees considered the Fund’s actual advisory fee compared with peer group funds, but found that the comparative fee and expense information includes expenses and fees for actively-managed funds and therefore the peer group comparative fee and expense data are not necessarily appropriate. The Trustees concluded that the advisory fee for each of the Investor Destinations Funds should be consistent. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees considered the Fund’s actual advisory fee compared with peer group funds, but found that the comparative fee and expense information includes expenses and fees for actively-managed funds and therefore the peer

70 Semiannual Report 2008

group comparative fee and expense data are not necessarily appropriate. The Trustees considered that the Adviser had agreed to maintain the expense cap at 25 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement with respect to the Fund should be renewed.

2008 Semiannual Report 71

SemiannualReport
April 30, 2008 (Unaudited)

Contents

1	Message to Shareholders

Equity Funds
4	Nationwide Growth Fund
11	Nationwide Fund

Fixed-Income Funds
30	Nationwide Money Market Fund

44	Notes to Financial Statements

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders
April 30, 2008

Dear Shareholder:

As I write this letter to accompany our semiannual reports, it’s clear that the markets and the economy have continued to create significant headwinds for investors. With skyrocketing fuel prices, fallout from the subprime mortgage crisis, a sharp decline in the relative value of the U.S. dollar and renewed fears about economic recession, challenging conditions abound for investors and money managers alike.

Market Review

To give you some market context, the major stock-market indexes performed poorly during the six-month reporting period that ended April 30, 2008. Large-capitalization stocks fell sharply as the Standard & Poor’s 500® (S&P 500) Index registered -9.64% for the reporting period. No relief was in sight in the growth or value segments of the market; the Russell 1000® Growth Index and the Russell 1000® Value Index registered -9.28% and -9.83%, respectively. The reporting period ended on a note of optimism, however, as each of these equity indexes posted positive returns for the month ended April 30, 2008: 4.87% for the S&P 500 Index, 5.25% for the Russell 1000® Growth Index and 4.87% for the Russell 1000® Value Index.

The bond markets offered some degree of comfort during the reporting period as the Lehman Brothers (LB) Aggregate Index recorded a 4.08% return, but yields are still significantly below where they were just one year ago.

The rocky markets continue to serve as a stark reminder that sometimes the most prudent defense against market risk may be to diversify across many different asset classes. With Nationwide Fundssm, investors have access to fund choices that include a variety of asset classes and investment styles, and the subadvisers of each fund skillfully navigate the challenges they face in their own particular ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Funds portfolios contributed commentaries to this semiannual report. In these commentaries, the managers describe the circumstances and market conditions they encountered throughout the semiannual reporting period, and they explain the investment strategies they employed in response.

Award-Winning Fund Family

In more positive news, we were gratified to learn that Nationwide Funds Groupsm (NFG) was recognized as the “Best Fixed Income Fund Family” in the small fund company category at the annual Lipper Fund Awards ceremony held recently in New York City. NFG ranked first out of 73 fund families with less than $28 billion in total net assets during the three-year period ended December 31, 2007. In addition, three Nationwide® mutual funds received Lipper Fund Awards for their category-leading performance.

We’re proud to be acknowledged by Lipper for the strong performance of our mutual funds, and we congratulate and thank our fixed-income subadvisers — Nationwide Asset Management, LLC and Morley Capital Management, Inc. — for their vital contributions. While winning awards is not our primary goal, doing so is one way to validate our mission to help investors pursue their financial goals by selecting the best possible managers for each investment style.

Once again we thank you for entrusting your assets to NFG, and we wish you all the best for the remainder of 2008.

Sincerely,

Stephen T. Grugeon
Chief Operating Officer and Interim President
Nationwide Funds Group

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

The Fixed Income: Small category included 73 fund families with less than $28 billion in total net assets.

Lipper determined the award winner by averaging the decile rank of the three-year Consistent Return scores for all of the funds within the eligible group. The fund family with the lowest average decile rank received the award.

2008 Semiannual Report 1

Message to Shareholders
Continued

The first decile is considered the best ranking and the tenth decile is considered the worst.

Consistent Return is a quantitative metric that incorporates two characteristics: risk adjusted return and the strength of the fund’s performance trend. Consistent Return reflects funds’ historical risk-adjusted returns, adjusted for volatility, relative to peers.

Current performance may be either higher or lower than the performance used to determine the award. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

iMoneyNet First Tier Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV of the Nationwide Fund and the Nationwide Growth Fund, and Prime Shares of the Nationwide Money Market Fund. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Sales charge and fee information:
Nationwide Fund
Nationwide Growth Fund
Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee.

Sales charge and fee information:
Nationwide Money Market Fund
The Fund has no sales charge or 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report. Views expressed within are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of each Fund’s portfolio holdings can be found on the Trust’s internet site nationwidefunds.com.

2 Semiannual Report 2008

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwidefunds.com. Please read it carefully before investing any money.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with Aberdeen Asset Management Inc.

2008 Semiannual Report 3

Nationwide Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Growth Fund (Class A at NAV) registered -11.35% versus -9.28% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Growth Funds (consisting of 776 funds as of April 30, 2008) was -10.15% for the same time period.

Can you describe the market environment during the reporting period?

The reporting period proved to be a difficult six months for stocks, with a worsening subprime mortgage crisis and record-high crude oil prices threatening to plunge the U.S. economy into recession. Economic growth for the fourth quarter of 2007 and the first quarter of 2008 slowed to virtually a standstill, while companies in the financials sector (reflecting losses from subprime mortgages in default or soured investments in securities backed by subprime mortgages or other low-quality debt) saw their earnings fall. In view of the rapidly deteriorating conditions, the Federal Reserve Board slashed short-term interest rates, brokered the acquisition of embattled broker-dealer Bear Stearns by JPMorgan Chase & Co. and took a number of other steps to increase liquidity and reassure investors. As a result, stocks pared their losses somewhat during the final six weeks of the reporting period.

What areas of investment provided the most positive relative returns for the Fund?

The share price of Fund holding energy producer Hess Corp. turned in a strong double-digit gain, riding soaring crude oil and natural gas prices. Darden Restaurants Inc. also contributed to Fund performance; the company posted slightly better-than-expected sales and earnings. Transocean Inc., which makes and services deep-water drilling equipment, benefited from robust energy prices as demand and pricing for the company’s services increased. Fund holding Gilead Sciences, Inc., a maker of HIV drugs, saw its earnings climb due to better-than-expected sales and effective cost controls. Not owning computer maker Dell Inc. contributed to Fund performance as well; the company’s restructuring program did not measure up to investors’ expectations.

What areas detracted from Fund performance?

Stock selection in the information technology and industrials sectors had a negative impact on Fund performance. In addition, although individually our sector weightings detracted only modestly from Fund performance, cumulatively these weightings had a greater negative impact. At the stock level, Internet portal Yahoo! Inc. held back Fund results; we had sold the position before Microsoft Corp. made its bid to buy the company, which caused Yahoo! stock to post a sharp gain. Fund holding drug-stock Merck & Co., Inc. ran into trouble when a study indicated that Zetia, its cholesterol treatment jointly-marketed with Schering-Plough Corp., was not as effective as previously thought. In the case of networking equipment maker Cisco Systems, Inc., concerns about a slowdown in enterprise spending on information technology undermined the stock.

What is your outlook for the near term?

Given the Federal Reserve’s unprecedented interventions to stimulate the economy, we expect the stock market to perform better for the remainder of 2008, albeit with continued volatility along the way. In addition, checks from the federal government’s tax rebate program began to deliver in May, which could have a stimulative effect on consumer spending. Although in the short-term we foresee a tug of war between these efforts to revive the economy and further unwinding of the credit excesses of the past few years, ultimately we think the efforts to boost economic growth should have the desired effect.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Christopher Baggini, CFA, and
Douglas Burtnick, CFA

4 Semiannual Report 2008

Fund Performance	Nationwide Growth Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six				Expense
		month*	1 Yr.	5 Yr.	10 Yr.	Ratio**

Class A1	w/o SC2	-11.35%	1.26%	10.49%	-2.62%	1.12%
	w/SC3	-16.47%	-4.57%	9.20%	-3.19%

Class B1	w/o SC2	-11.55%	0.64%	9.77%	-3.52%	1.81%
	w/SC4	-15.97%	-4.36%	9.49%	-3.52%

Class C1	w/o SC2	-11.57%	0.59%	9.79%	-3.11%	1.81%
	w/SC5	-12.45%	-0.41%	9.79%	-3.11%

Class D6	w/o SC2	-11.14%	1.61%	10.88%	-2.34%	0.81%
	w/SC7	-15.14%	-3.01%	9.84%	-2.79%

Class R1,8		-11.53%	1.02%	10.36%	-2.57%	1.51%

Institutional Service Class[1,8]		-11.13%	1.73%	10.86%	-2.33%	0.81%

Institutional Class[1,8]		-11.15%	1.74%	10.85%	-2.35%	0.81%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Please see the Fund’s most recent prospectus for details.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), Institutional Service Class shares (1/2/02), Class R shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, Institutional Service Class, Class R shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Growth Fund, the Russell 1000 Growth Index (Russell 1000 Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/08. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Growth measures the performance of those companies in the Russell 1000 Index (the largest 1000 companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 5

Shareholder	Nationwide Growth Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 –	11/01/07 –
Nationwide Growth Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	886.50	5.30	1.13
	Hypothetical	(b)	1,000.00	1,019.24	5.67	1.13

Class B Shares	Actual		1,000.00	884.50	8.43	1.80
	Hypothetical	(b)	1,000.00	1,015.91	9.02	1.80

Class C Shares	Actual		1,000.00	884.30	8.43	1.80
	Hypothetical	(b)	1,000.00	1,015.91	9.02	1.80

Class D Shares	Actual		1,000.00	888.60	3.80	0.81
	Hypothetical	(b)	1,000.00	1,020.84	4.07	0.81

Class R Shares	Actual		1,000.00	884.70	7.03	1.50
	Hypothetical	(b)	1,000.00	1,017.40	7.52	1.50

Institutional Service Class Shares	Actual		1,000.00	888.70	3.24	0.69
	Hypothetical	(b)	1,000.00	1,021.43	3.47	0.69

Institutional Class Shares	Actual		1,000.00	888.50	3.24	0.69
	Hypothetical	(b)	1,000.00	1,021.43	3.47	0.69

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6 Semiannual Report 2008

Portfolio Summary	Nationwide Growth Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	99.0%
Repurchase Agreements	0.9%
Other Investments*	0.9%
Liabilities in excess of others assets**	-0.8%

100.0%

Top Industries

Software	7.4%
Communications Equipment	7.1%
Computers & Peripherals	7.0%
Semiconductors & Semiconductor Equipment	6.2%
Oil, Gas & Consumable Fuels	5.7%
Aerospace & Defense	5.0%
Hotels, Restaurants & Leisure	4.8%
Health Care Equipment & Supplies	4.7%
Machinery	3.9%
Energy Equipment & Services	3.8%
Other	44.4%

100.0%

Top Holdings***

Microsoft Corp.	3.3%
Hewlett-Packard Co.	2.5%
Cisco Systems, Inc.	2.3%
Apple, Inc.	2.2%
Google, Inc., Class A,	2.2%
QUALCOMM, Inc.	2.1%
Oracle Corp.	2.0%
Wal-Mart Stores, Inc.	2.0%
Intel Corp.	1.8%
Monsanto Co.	1.6%
Other	78.0%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 7

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Growth Fund

Common Stocks (99.0%)
	Shares or
	Principal Amount	Value

Aerospace & Defense (5.0%)
Boeing Co.	9,980	$846,903
Honeywell International, Inc.	39,500	2,346,300
Precision Castparts Corp.	16,860	1,982,062
Raytheon Co.	34,850	2,229,354
Rockwell Collins, Inc.	18,910	1,193,410
United Technologies Corp.	8,360	605,849

		9,203,878

Auto Components (1.1%)
Autoliv, Inc.	8,500	520,540
BorgWarner, Inc.	29,050	1,427,808

		1,948,348

Beverages (2.2%)
Coca-Cola Co. (The)	28,720	1,690,746
PepsiCo, Inc.	35,490	2,432,130

		4,122,876

Biotechnology (3.5%)
Cephalon, Inc.*	8,300	518,003
Genentech, Inc.*	17,900	1,220,780
Gilead Sciences, Inc.*	54,390	2,815,226
ImClone Systems, Inc.*	20,700	965,655
United Therapeutics Corp.*	10,520	888,940

		6,408,604

Capital Markets (3.5%)
Bank of New York Mellon Corp. (The)	22,700	988,131
Goldman Sachs Group, Inc. (The)	5,370	1,027,657
Invesco Ltd.	76,740	1,968,381
Investment Technology Group, Inc.*	7,200	347,472
Morgan Stanley	30,000	1,458,000
State Street Corp.	8,970	647,096

		6,436,737

Chemicals (3.0%)
Celanese Corp., Series A	20,850	933,037
E.I. Du Pont de Nemours & Co.	18,100	885,271
Monsanto Co.	25,777	2,939,094
Praxair, Inc.	8,100	739,611

		5,497,013

Communications Equipment (7.1%)
Cisco Systems, Inc.*	164,440	4,216,242
Corning, Inc.	12,450	332,540
Juniper Networks, Inc.*	58,200	1,607,484
Nokia OYJ ADR — FI	32,300	971,261
QUALCOMM, Inc.	91,750	3,962,682
Research In Motion Ltd.*	16,500	2,006,895

		13,097,104

Computers & Peripherals (7.0%)
Apple, Inc.*	23,640	4,112,178
EMC Corp.*	73,300	1,128,820
Hewlett-Packard Co.	99,240	4,599,774
International Business Machines Corp.	12,550	1,514,785
NetApp, Inc.*	56,870	1,376,254
Seagate Technology	14,250	268,897

		13,000,708

Consumer Finance (2.0%)
American Express Co.	17,100	821,142
Capital One Financial Corp.	15,300	810,900
Mastercard, Inc., Class A	3,500	973,560
Visa, Inc., Class A*	13,660	1,139,927

		3,745,529

Diversified Financial Services (2.2%)
CME Group, Inc.	1,560	713,622
IntercontinentalExchange, Inc.*	11,650	1,807,497
MSCI, Inc., Class A*	25,390	787,598
NYSE Euronext	11,400	753,540

		4,062,257

Electrical Equipment (1.2%)
Ametek, Inc.	25,695	1,246,722
Cooper Industries Ltd., Class A	20,960	888,494

		2,135,216

Energy Equipment & Services (3.8%)
Halliburton Co.	19,220	882,390
Nabors Industries Ltd.*	29,100	1,092,414
Schlumberger Ltd.	21,820	2,194,001
Transocean, Inc.*	18,894	2,786,109

		6,954,914

Food & Staples Retailing (3.5%)
Costco Wholesale Corp.	5,800	413,250
CVS Caremark Corp.	44,009	1,776,643
Kroger Co. (The)	22,950	625,388
Wal-Mart Stores, Inc.	62,310	3,612,734

		6,428,015

Health Care Equipment & Supplies (4.7%)
Baxter International, Inc.	44,950	2,801,284
Becton, Dickinson & Co.	12,700	1,135,380
Hologic, Inc.*	32,880	959,767
Hospira, Inc.*	13,700	563,755
St. Jude Medical, Inc.*	41,850	1,832,193

8 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Health Care Equipment & Supplies (continued)

Stryker Corp.	21,000	$1,361,430

		8,653,809

Health Care Providers & Services (1.5%)
Aetna, Inc.	18,660	813,576
Medco Health Solutions, Inc.*	24,300	1,203,822
UnitedHealth Group, Inc.	21,450	699,913

		2,717,311

Hotels, Restaurants & Leisure (4.8%)
Brinker International, Inc.	18,900	428,841
Burger King Holdings, Inc.	27,100	756,090
Carnival Corp.	25,980	1,043,617
Darden Restaurants, Inc.	38,400	1,366,272
McDonald’s Corp.	48,550	2,892,609
Starwood Hotels & Resorts Worldwide, Inc.	18,000	939,780
WMS Industries, Inc.*	38,400	1,389,696

		8,816,905

Household Products (1.4%)
Colgate-Palmolive Co.	31,600	2,234,120
Procter & Gamble Co.	5,430	364,081

		2,598,201

Industrial Conglomerate (0.3%)
3M Co.	7,300	561,370

Insurance (0.2%)
PartnerRe Ltd.	4,200	310,716

Internet & Catalog Retail (0.4%)
Amazon.Com, Inc.*	4,650	365,630
Priceline.com, Inc.*(a)	3,600	459,504

		825,134

Internet Software & Services (3.3%)
Akamai Technologies, Inc.*	26,200	937,174
eBay, Inc.*	34,400	1,076,376
Google, Inc., Class A*	7,080	4,065,973

		6,079,523

IT Services (0.9%)
Cognizant Technology Solutions Corp., Class A*	54,020	1,742,145

Life Sciences Tools & Services (1.2%)
PerkinElmer, Inc.	12,300	326,688
Thermo Fisher Scientific, Inc.*	33,350	1,929,965

		2,256,653

Machinery (3.9%)
Caterpillar, Inc.	17,530	1,435,356
Cummins, Inc.	21,200	1,328,180
Deere & Co.	25,050	2,105,954
Harsco Corp.	10,890	646,104
PACCAR, Inc.	10,700	506,324
Parker Hannifin Corp.	14,100	1,125,885

		7,147,803

Media (1.8%)
Time Warner, Inc.	45,250	671,962
Walt Disney Co. (The)	79,960	2,593,103

		3,265,065

Metals & Mining (0.8%)
Freeport-McMoRan Copper & Gold, Inc.	12,800	1,456,000

Multiline Retail (0.5%)
Kohl’s Corp.*	20,200	986,770

Natural Gas Utility (0.3%)
Questar Corp.	8,700	539,661

Oil, Gas & Consumable Fuels (5.7%)
Cabot Oil & Gas Corp.	19,400	1,105,218
Canadian Natural Resources Ltd.	12,800	1,088,000
CONSOL Energy, Inc.	18,100	1,465,376
Devon Energy Corp.	17,500	1,984,500
Exxon Mobil Corp.	16,600	1,544,962
Range Resources Corp.	11,520	764,697
Valero Energy Corp.	9,840	480,684
Williams Cos., Inc.	36,430	1,293,265
XTO Energy, Inc.	14,195	878,103

		10,604,805

Pharmaceuticals (3.3%)
Abbott Laboratories	20,500	1,081,375
Johnson & Johnson	13,510	906,386
Merck & Co., Inc.	63,720	2,423,909
Teva Pharmaceutical Industries Ltd. ADR — IL	36,590	1,711,680

		6,123,350

Real Estate Investment Trust (REIT) (0.3%)
Rayonier, Inc.	12,850	540,086

2008 Semiannual Report 9

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Growth Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Road & Rail (1.3%)
Union Pacific Corp.	17,000	$2,468,230

Semiconductors & Semiconductor Equipment (6.2%)
Altera Corp.	64,050	1,362,984
Analog Devices, Inc.	29,900	963,079
Intel Corp.	151,230	3,366,380
Intersil Corp., Class A	40,840	1,091,245
Linear Technology Corp.	28,200	985,872
Marvell Technology Group Ltd.*	135,150	1,750,192
NVIDIA Corp.*	38,200	785,010
Texas Instruments, Inc.	41,850	1,220,346

		11,525,108

Software (7.4%)
Electronic Arts, Inc.*	26,400	1,358,808
McAfee, Inc.*	46,800	1,556,100
Microsoft Corp.	215,820	6,155,186
Oracle Corp.*	177,090	3,692,327
Symantec Corp.*	51,900	893,718

		13,656,139

Specialty Retail (3.1%)
Home Depot, Inc.	31,300	901,440
J Crew Group, Inc.*	30,700	1,458,250
Pacific Sunwear of California, Inc.*	70,620	947,014
Ross Stores, Inc.	36,200	1,212,338
Williams-Sonoma, Inc. (a)	43,950	1,160,280

		5,679,322

Textiles, Apparel & Luxury Goods (0.5%)
Coach, Inc.*	23,500	835,895

Wireless Telecommunication Services (0.1%)
Telephone & Data Systems, Inc.	5,650	216,395

Total Common Stocks		182,647,595

Repurchase Agreements (0.9%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $1,233,894, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $1,258,505	$1,233,829	1,233,829

Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $385,236, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $392,920	$385,215	385,215

Total Repurchase Agreements		1,619,044

Securities Purchased With Collateral For Securities On Loan (0.9%)

Repurchase Agreements (0.9%)
Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $1,564,211, collateralized by U.S. Government Agency Mortgages ranging 3.02% — 9.42%, maturing 06/04/12 — 04/25/38; total market value of $1,595,406	1,564,124	1,564,124

Total Securities Purchased With Collateral For Securities On Loan		1,564,124

Total Investments (Cost $179,311,357) (b) — 100.8%		185,830,763

Liabilities in excess of other assets — (0.8)%		(1,415,047)

NET ASSETS — 100.0%		$184,415,716

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of April 30, 2008.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

FI	Finland

IL	Israel

See accompanying notes to financial statements

10 Semiannual Report 2008

Nationwide Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Fund (Class A at NAV) registered -8.97% versus -9.64% for its benchmark, the Standard & Poor’s 500® (S&P 500) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Core Funds (consisting of 844 funds as of April 30, 2008) was -10.27% for the same time period.

Can you describe the market environment during the reporting period?

U.S. stocks posted significant losses as the subprime mortgage crisis worsened and led to a general repricing of riskier assets. The financials sector was especially weak, reflecting extremely disappointing earnings among companies that originated subprime mortgages as well as those that invested in securities backed by subprime mortgages or other low-quality debt. Concerns about inflation also intensified as the price of crude oil finished the reporting period well over $100 per barrel. Against this backdrop, U.S. economic growth slowed virtually to a standstill. In an effort to jump-start consumer spending, the federal government put in place a tax rebate program. In addition, the Federal Reserve Board slashed interest rates and implemented other measures designed to increase liquidity and restore investor confidence. In March, the Federal Reserve arranged for embattled broker-dealer Bear Stearns to be bought by JPMorgan Chase & Co. Stocks pared some of their losses after that deal.

What areas of investment provided the most positive relative returns for the Fund?

The Fund benefited from stock selection in the financials and information technology sectors. In financials, much of the benefit came from the Fund’s not owning or underweighting stocks that suddenly lost value, such as Citigroup Inc., Wachovia Corp., and Washington Mutual Inc. In technology, Canada-based Research In Motion Ltd. was a key contributor to Fund performance; the stock posted a small loss, but outperformed the benchmark as the company’s BlackBerry smartphone continued to sell well. Fund holding credit-card-network provider Visa Inc. delivered a strong gain; the stock had a strong run after its initial public offering in March. Not owning computer maker Dell Inc., which continued to undergo restructuring, also helped Fund performance.

What areas detracted from Fund performance?

A modest underweighting in the energy sector hurt Fund performance, because that sector was the only sector to deliver a positive return during the reporting period. Individual detractors from Fund performance included Barrick Gold Corp., a gold-mining stock we owned as a hedge against accelerating inflation and financial upheaval; unfortunately, Barrick Gold’s stock was sidetracked by production and cost problems, along with a steadier U.S. dollar toward the end of the reporting period. Internet search and advertising provider Google Inc. hurt Fund performance because the Fund’s heaviest exposure occurred earlier in the reporting period, when the company appeared to be losing momentum; by the time Google delivered stronger-than-expected numbers for the first quarter of 2008, we had moved to an underweighted stance. Fund holding Avnet, Inc., an electronic components distributor, lowered its financial guidance in April, which hurt its stock price.

What is your outlook for the near term?

At this point, we believe that stocks have likely seen the worst for this economic cycle, although economic growth could remain lackluster for the next several quarters. Because the stock market looks ahead, it is not uncommon for stocks to bottom while the economic environment is still challenged. Eventually, though, the Fed’s aggressive interest-rate cuts and other stimulative measures should get the economy back on track.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Gary D. Haubold, CFA,
and Joseph A. Cerniglia, CFA

2008 Semiannual Report 11

Fund Performance	Nationwide Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six				Expense
		month*	1 Yr.	5 Yr.	10 Yr.	Ratio**

Class A1	w/o SC2	-8.97%	-3.03%	10.56%	3.09%	0.97%
	w/SC3	-14.22%	-8.60%	9.26%	2.48%

Class B1	w/o SC2	-9.32%	-3.77%	9.79%	2.31%	1.71%
	w/SC4	-13.10%	-7.78%	9.52%	2.31%

Class C1	w/o SC2	-9.34%	-3.78%	9.78%	2.60%	1.71%
	w/SC5	-10.10%	-4.58%	9.78%	2.60%

Class D6	w/o SC2	-8.89%	-2.82%	10.82%	3.30%	0.76%
	w/SC7	-13.00%	-7.19%	9.81%	2.83%

Class R1,8		-9.05%	-3.23%	10.41%	3.11%	1.41%

Institutional Class[1,8]		-8.84%	-2.81%	10.89%	3.33%	0.71%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Please see the Fund’s most recent prospectus for details.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), Institutional Service Class shares (1/2/02), Class R shares
(10/1/03), and Institutional Class shares (06/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, Institutional Service Class, Class R shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Nationwide Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/08. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

12 Semiannual Report 2008

Shareholder	Nationwide Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 –	11/01/07 –
Nationwide Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	910.30	4.75	1.00
	Hypothetical	(b)	1,000.00	1,019.89	5.02	1.00

Class B Shares	Actual		1,000.00	906.80	8.20	1.73
	Hypothetical	(b)	1,000.00	1,016.26	8.67	1.73

Class C Shares	Actual		1,000.00	906.60	8.20	1.73
	Hypothetical	(b)	1,000.00	1,016.26	8.67	1.73

Class D Shares	Actual		1,000.00	911.10	3.85	0.81
	Hypothetical	(b)	1,000.00	1,020.84	4.07	0.81

Class R Shares	Actual		1,000.00	909.50	5.79	1.22
	Hypothetical	(b)	1,000.00	1,018.80	6.12	1.22

Institutional Class Shares	Actual		1,000.00	911.60	3.23	0.68
	Hypothetical	(b)	1,000.00	1,021.48	3.42	0.68

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 13

Portfolio Summary	Nationwide Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	97.3%
Repurchase Agreements	0.2%
Other assets in excess of liabilities	2.5%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	13.1%
Pharmaceuticals	5.8%
Capital Markets	5.5%
Diversified Financial Services	4.5%
Food & Staples Retailing	4.4%
Diversified Telecommunication Services	4.3%
Communications Equipment	3.6%
Road & Rail	3.2%
Machinery	3.2%
Computers & Peripherals	3.0%
Other	49.4%

100.0%

Top Holdings*

AT&T, Inc.	3.1%
Occidental Petroleum Corp.	2.8%
Exxon Mobil Corp.	2.4%
Bank of New York Mellon Corp. (The)	2.0%
Microsoft Corp.	2.0%
Pfizer, Inc.	1.9%
Research In Motion Ltd.	1.8%
Citigroup, Inc.	1.7%
Intel Corp.	1.7%
Union Pacific Corp.	1.6%
Other	79.0%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

14 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Fund

Common Stocks (97.3%)
	Shares or
	Principal Amount	Value

Aerospace & Defense (2.2%)
Boeing Co.	60,400	$5,125,544
L-3 Communications Holdings, Inc.	52,800	5,884,560
Northrop Grumman Corp.	118,538	8,720,841
Raytheon Co.	76,050	4,864,918

		24,595,863

Auto Components (0.8%)
BorgWarner, Inc.	40,170	1,974,355
Goodyear Tire & Rubber Co. (The)*	73,000	1,954,940
Johnson Controls, Inc.	136,300	4,805,938

		8,735,233

Beverages (2.6%)
Coca-Cola Co. (The)	215,670	12,696,493
Coca-Cola Enterprises, Inc.	126,200	2,839,500
Constellation Brands, Inc., Class A*	287,220	5,273,359
Diageo PLC ADR — GB	9,000	737,100
Molson Coors Brewing Co., Class B	152,970	8,388,875

		29,935,327

Biotechnology (0.8%)
Amgen, Inc.*	37,700	1,578,499
Biogen Idec, Inc.*	30,000	1,820,700
Gilead Sciences, Inc.*	101,000	5,227,760

		8,626,959

Building Products (0.2%)
Masco Corp.	116,900	2,128,749

Capital Markets (5.5%)
Bank of New York Mellon Corp. (The)	530,110	23,075,688
BlackRock, Inc.	13,800	2,784,702
Franklin Resources, Inc.	40,000	3,806,000
GFI Group, Inc.	104,480	1,227,640
Goldman Sachs Group, Inc. (The)	23,650	4,525,901
Invesco Ltd.	209,330	5,369,314
KBW, Inc.*	60,990	1,447,903
Lehman Brothers Holdings, Inc.	78,600	3,477,264
Morgan Stanley	54,600	2,653,560
Northern Trust Corp.	32,220	2,387,824
State Street Corp.	55,200	3,982,128
T. Rowe Price Group, Inc.	83,400	4,883,904
TD Ameritrade Holding Corp.*	163,800	2,964,780

		62,586,608

Chemicals (1.0%)
Dow Chemical Co. (The)	135,400	5,436,310
Lubrizol Corp.	22,000	1,283,040
Monsanto Co.	27,500	3,135,550
PPG Industries, Inc.	29,400	1,804,278

		11,659,178

Commercial Banks (2.6%)
Comerica, Inc.	168,500	5,852,005
Huntington Bancshares, Inc.	230,300	2,162,517
Lloyds TSB Group PLC ADR — GB	93,284	3,196,843
Marshall & Ilsley Corp.	110,400	2,757,792
National Bank of Greece S.A. ADR — GR	68,370	742,498
Regions Financial Corp.	80,660	1,768,067
SunTrust Banks, Inc.	68,100	3,796,575
TCF Financial Corp.	65,000	1,131,000
U.S. Bancorp	62,050	2,102,875
Unibanco — Uniao de Bancos Brasileiros SA GDR — BR	13,000	1,890,330
Wachovia Corp.	79,900	2,329,085
Zions Bancorp.	30,000	1,390,500

		29,120,087

Commercial Services & Supplies (0.1%)
Allied Waste Industries, Inc.*	132,100	1,632,756

Communications Equipment (3.6%)
Ciena Corp.*	84,000	2,840,040
Cisco Systems, Inc.*	379,056	9,718,996
Corning, Inc.	40,300	1,076,413
Harris Corp.	34,270	1,851,608
QUALCOMM, Inc.	114,600	4,949,574
Research In Motion Ltd.*	164,700	20,032,461

		40,469,092

Computers & Peripherals (3.0%)
Apple, Inc.*	37,400	6,505,730
Hewlett-Packard Co.	289,510	13,418,788
International Business Machines Corp.	91,911	11,093,658
Sun Microsystems, Inc.*	155,000	2,427,300

		33,445,476

2008 Semiannual Report 15

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Construction & Engineering (0.9%)
Fluor Corp.	19,110	$2,921,345
Jacobs Engineering Group, Inc.*	31,600	2,728,028
KBR, Inc.	37,370	1,077,751
Shaw Group, Inc. (The)*	61,200	3,024,504

		9,751,628

Consumer Finance (1.8%)
Capital One Financial Corp.	169,400	8,978,200
Visa, Inc., Class A*	137,105	11,441,412

		20,419,612

Containers & Packaging (0.6%)
Owens-Illinois, Inc.*	6,030	332,555
Pactiv Corp.*	259,000	6,161,610

		6,494,165

Diversified Financial Services (4.5%)
Bank of America Corp.	295,684	11,099,977
Citigroup, Inc.	758,947	19,178,591
ING Groep N.V. ADR — NL	31,500	1,196,685
JPMorgan Chase & Co.	184,130	8,773,794
MSCI, Inc., Class A*	140,480	4,357,690
NYSE Euronext	99,420	6,571,662

		51,178,399

Diversified Telecommunication Services (4.3%)
AT&T, Inc.	895,649	34,670,573
CenturyTel, Inc.	49,890	1,618,930
Embarq Corp.	149,180	6,201,413
Fairpoint Communications, Inc.	128,523	1,183,697
Verizon Communications, Inc.	119,400	4,594,512

		48,269,125

Electric Utilities (1.1%)
Northeast Utilities	250,360	6,589,475
Sierra Pacific Resources	330,900	4,510,167
Southern Co.	50,800	1,891,284

		12,990,926

Electronic Equipment & Instruments (1.4%)
Arrow Electronics, Inc.*	25,900	704,739
Avnet, Inc.*	450,540	11,799,643
Tyco Electronics Ltd.	91,500	3,423,015

		15,927,397

Energy Equipment & Services (2.2%)
ENSCO International, Inc.	13,770	877,562
Noble Corp.	37,100	2,087,988
Rowan Cos., Inc.	50,000	1,949,500
Schlumberger Ltd.	123,000	12,367,650
SEACOR Holdings, Inc.*	48,900	4,161,879
Transocean, Inc.*	20,000	2,949,200

		24,393,779

Food & Staples Retailing (4.4%)
CVS Caremark Corp.	225,500	9,103,435
Kroger Co. (The)	610,580	16,638,305
Safeway, Inc.	460,000	14,536,000
Wal-Mart Stores, Inc.	167,200	9,694,256

		49,971,996

Food Products (1.5%)
Archer-Daniels-Midland Co.	100,740	4,438,604
Bunge Ltd.	53,000	6,046,770
ConAgra Foods, Inc.	99,000	2,332,440
Unilever PLC ADR — GB	113,220	3,803,060

		16,620,874

Health Care Equipment & Supplies (0.3%)
Boston Scientific Corp.*	82,600	1,101,058
Stryker Corp.	11,410	739,710
Varian Medical Systems, Inc.*	41,800	1,959,584

		3,800,352

Health Care Providers & Services (1.5%)
Aetna, Inc.	83,430	3,637,548
McKesson Corp.	120,700	6,290,884
Medco Health Solutions, Inc.*	69,400	3,438,076
UnitedHealth Group, Inc.	66,450	2,168,263
WellPoint, Inc.*	19,900	990,025

		16,524,796

Hotels, Restaurants & Leisure (1.7%)
Brinker International, Inc.	171,400	3,889,066
Burger King Holdings, Inc.	86,020	2,399,958
Carnival Corp.	40,000	1,606,800
Darden Restaurants, Inc.	7,700	273,966
McDonald’s Corp.	122,850	7,319,403
Royal Caribbean Cruises Ltd.	124,680	3,977,292

		19,466,485

Household Durables (0.8%)
D.R. Horton, Inc.	75,000	1,161,750
KB HOME	63,000	1,417,500
Lennar Corp., Class A	237,770	4,379,723
Mohawk Industries, Inc.*	18,100	1,379,039

16 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Household Durables (continued)

Pulte Homes, Inc.	59,000	$769,360

		9,107,372

Household Products (1.4%)
Colgate-Palmolive Co.	27,272	1,928,130
Procter & Gamble Co.	211,070	14,152,244

		16,080,374

Independent Power Producers & Energy Traders (0.2%)
Mirant Corp.*	41,400	1,701,954

Industrial Conglomerates (1.1%)
Carlisle Cos., Inc.	59,000	1,703,920
General Electric Co.	294,550	9,631,785
Textron, Inc.	20,000	1,220,200

		12,555,905

Insurance (1.9%)
ACE Ltd.	34,000	2,049,860
American International Group, Inc.	179,100	8,274,420
Chubb Corp.	17,950	950,812
MetLife, Inc.	84,774	5,158,498
Prudential Financial, Inc.	32,950	2,494,644
Travelers Cos., Inc. (The)	31,600	1,592,640
Unum Group	20,000	464,200

		20,985,074

Internet & Catalog Retail (0.2%)
Expedia, Inc.*	91,500	2,311,290

Internet Software & Services (0.6%)
Akamai Technologies, Inc.*	5,000	178,850
eBay, Inc.*	43,000	1,345,470
Google, Inc., Class A*	9,250	5,312,183

		6,836,503

IT Services (0.1%)
VeriFone Holdings, Inc.*	78,260	875,729

Life Sciences Tools & Services (1.4%)
Charles River Laboratories International, Inc.*	74,400	4,318,920
PerkinElmer, Inc.	7,660	203,450
Thermo Fisher Scientific, Inc.*	168,960	9,777,715
Waters Corp.*	20,106	1,235,715

		15,535,800

Machinery (3.2%)
AGCO Corp.*	31,000	1,864,030
Caterpillar, Inc.	35,000	2,865,800
CNH Global NV	35,050	1,512,057
Cummins, Inc.	5,500	344,575
Deere & Co.	166,010	13,956,461
Eaton Corp.	47,700	4,189,968
Kennametal, Inc.	116,900	4,064,613
Manitowoc Co., Inc. (The)	59,010	2,231,758
PACCAR, Inc.	30,977	1,465,832
Parker Hannifin Corp.	47,250	3,772,912

		36,268,006

Marine (0.0%)(a)
Omega Navigation Enterprises, Inc., Class A	20,550	371,750

Media (1.8%)
Comcast Corp., Class A	122,600	2,519,430
DIRECTV Group, Inc. (The)*	86,000	2,119,040
News Corp., Class A	216,600	3,877,140
Time Warner, Inc.	265,960	3,949,506
Walt Disney Co. (The)	257,630	8,354,941

		20,820,057

Metals & Mining (1.5%)
Allegheny Technologies, Inc.	15,990	1,100,592
Barrick Gold Corp.	98,600	3,807,932
Coeur d’Alene Mines Corp.*	93,184	286,075
Freeport-McMoRan Copper & Gold, Inc.	88,300	10,044,125
Nucor Corp.	20,000	1,510,000
Worthington Industries, Inc.	30,000	540,300

		17,289,024

Multi-Utilities (0.8%)
Consolidated Edison, Inc.	68,900	2,866,240
Public Service Enterprise Group, Inc.	76,900	3,376,679
SCANA Corp.	18,960	747,593
Xcel Energy, Inc.	81,500	1,695,200

		8,685,712

Multiline Retail (1.6%)
Family Dollar Stores, Inc.	100,400	2,148,560
J.C. Penney Co., Inc.	108,000	4,590,000
Macy’s, Inc.	271,600	6,868,764
Nordstrom, Inc.	67,100	2,365,946
Target Corp.	31,560	1,676,783

		17,650,053

2008 Semiannual Report 17

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Office Electronics (0.2%)
Xerox Corp.	124,900	$1,744,853

Oil, Gas & Consumable Fuels (13.1%)
Apache Corp.	6,100	821,548
Canadian Natural Resources Ltd.	20,000	1,700,000
Chesapeake Energy Corp.	139,600	7,217,320
Chevron Corp.	112,982	10,863,219
ConocoPhillips	84,886	7,312,929
Denbury Resources, Inc.*	27,000	825,120
Devon Energy Corp.	85,700	9,718,380
EnCana Corp.	42,500	3,434,425
Exxon Mobil Corp.	296,633	27,607,634
Hess Corp.	9,100	966,420
Marathon Oil Corp.	235,390	10,726,722
Mariner Energy, Inc.*	8,700	239,772
Murphy Oil Corp.	82,100	7,416,914
Nexen, Inc.	8,200	285,442
Noble Energy, Inc.	55,000	4,785,000
Occidental Petroleum Corp.	376,190	31,302,770
Pioneer Natural Resources Co.	26,000	1,500,980
Range Resources Corp.	81,360	5,400,677
Southwestern Energy Co.*	52,100	2,204,351
Sunoco, Inc.	65,800	3,053,778
Tesoro Corp.	104,900	2,637,186
Valero Energy Corp.	38,100	1,861,185
Williams Cos., Inc.	40,090	1,423,195
XTO Energy, Inc.	78,000	4,825,080

		148,130,047

Paper & Forest Products (0.3%)
MeadWestvaco Corp.	130,200	3,424,260

Pharmaceuticals (5.8%)
Allergan, Inc.	39,500	2,226,615
Bristol-Myers Squibb Co.	444,000	9,754,680
Eli Lilly & Co.	48,890	2,353,565
Johnson & Johnson	267,500	17,946,575
Merck & Co., Inc.	246,700	9,384,468
Pfizer, Inc.	1,091,712	21,954,328
Teva Pharmaceutical Industries Ltd. ADR — IL	44,100	2,062,998

		65,683,229

Real Estate Investment Trusts (REITs) (0.8%)
Ashford Hospitality Trust, Inc.	322,100	1,864,959
Developers Diversified Realty Corp.	20,000	859,000
Host Hotels & Resorts, Inc.	172,900	2,973,880
Kimco Realty Corp.	20,000	798,200
Lexington Realty Trust	80,000	1,152,000
Vornado Realty Trust	13,000	1,210,170

		8,858,209

Road & Rail (3.2%)
Burlington Northern Santa Fe Corp.	43,900	4,501,945
Canadian National Railway Co.	57,540	3,014,520
Celadon Group, Inc.*	67,830	697,971
Hertz Global Holdings, Inc.*	285,230	3,668,058
Norfolk Southern Corp.	101,200	6,029,496
Union Pacific Corp.	127,920	18,572,705

		36,484,695

Semiconductors & Semiconductor Equipment (2.1%)
Applied Materials, Inc.	238,290	4,446,491
Intel Corp.	845,200	18,814,152
Taiwan Semiconductor Manufacturing Co. Ltd. ADR — TW	1	11
Tessera Technologies, Inc.*	46,795	947,131

		24,207,785

Software (2.4%)
Microsoft Corp.	776,297	22,139,990
Oracle Corp.*	219,680	4,580,328

		26,720,318

Specialty Retail (2.8%)
Abercrombie & Fitch Co., Class A	103,300	7,676,223
Gap, Inc. (The)	73,000	1,359,260
Guess?, Inc.	122,610	4,693,511
Home Depot, Inc.	30,000	864,000
Ltd Brands, Inc.	75,000	1,389,000
Office Depot, Inc.*	283,200	3,590,976
PetSmart, Inc.	141,000	3,155,580
Ross Stores, Inc.	77,000	2,578,730
TJX Cos., Inc.	206,570	6,655,685

		31,962,965

Textiles, Apparel & Luxury Goods (0.7%)
Liz Claiborne, Inc.	157,132	2,779,665
Nike, Inc., Class B	62,440	4,170,992
V.F. Corp.	5,590	415,784

		7,366,441

Trading Companies & Distributors (0.3%)
GATX Corp.	67,300	2,961,200

18 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Trading Companies & Distributors (continued)

United Rentals, Inc.*	36,900	$695,196

		3,656,396

Wireless Telecommunication Services (0.4%)
Vodafone Group PLC ADR — GB	149,301	4,726,870

Total Common Stocks		1,098,785,533

Repurchase Agreements (0.2%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $2,077,982, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $2,119,430	$2,077,873	2,077,873
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $648,769, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $661,710	648,735	648,735

Total Repurchase Agreements		2,726,608

Repurchase Agreements (0.0%)
Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $305,642, collateralized by U.S. Government Agency Mortgages ranging 3.02% — 9.42%, maturing 06/04/12 — 04/25/38; total market value of $311,738	$305,625	305,625

Total Securities Purchased With Collateral For Securities On Loan		305,625

Total Investments (Cost $1,082,341,589) (b) — 97.5%		1,101,817,766

Other assets in excess of liabilities — 2.5%		27,793,470

NET ASSETS — 100.0%		$1,129,611,236

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of April 30, 2008.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

BR	Brazil

GB	United Kingdom

GDR	Global Depositary Receipt

GR	Greece

IL	Israel

NL	Netherlands

TW	Taiwan

See accompanying notes to financial statements

2008 Semiannual Report 19

Statements of Assets and Liabilities
April 30, 2008 (Unaudited)

	Nationwide	Nationwide
	Growth Fund	Fund

Assets:
Investments, at value (cost $176,128,189 and $1,079,309,356)*	$182,647,595	$1,098,785,533
Repurchase agreements, at cost and value	3,183,168	3,032,233

Total Investments	185,830,763	1,101,817,766

Cash	8	412
Interest and dividends receivable	86,092	1,402,238
Receivable for capital shares issued	2,435	230,444
Receivable for investments sold	4,312,153	68,020,737
Prepaid expenses and other assets	13,896	12,656

Total Assets	190,245,347	1,171,484,253

Liabilities:
Payable for investments purchased	3,936,598	39,813,213
Payable for capital shares redeemed	78,874	401,682
Payable upon return of securities loaned (Note 2)	1,564,124	305,625
Accrued expenses and other payables:
Investment advisory fees	89,510	529,944
Fund administration and transfer agent fees	85,416	311,889
Distribution fees	7,685	32,400
Administrative servicing fees	21,791	320,448
Trustee fees	533	3,346
Compliance program costs (Note 3)	5,034	29,029
Custodian fees	8,655	12,531
Other	31,411	112,910

Total Liabilities	5,829,631	41,873,017

Net Assets	$184,415,716	$1,129,611,236

Represented by:
Capital	$394,001,305	$1,187,857,689
Accumulated net investment income (loss)	(112,842)	41,844
Accumulated net realized losses from investment transactions	(215,992,153)	(77,764,474)
Net unrealized appreciation/(depreciation) on investments	6,519,406	19,476,177

Net Assets	$184,415,716	$1,129,611,236

Net Assets:
Class A Shares	$16,577,550	$103,659,082
Class B Shares	3,325,199	13,276,141
Class C Shares	1,930,466	643,122
Class D Shares	162,578,455	1,012,025,427
Class R Shares	1,418	6,103
Institutional Service Class Shares	1,311	–
Institutional Class Shares	1,317	1,361

Total	$184,415,716	$1,129,611,236

See accompanying notes to financial statements.

20 Semiannual Report 2008

	Nationwide	Nationwide
	Growth Fund	Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,048,492	6,356,625
Class B Shares	453,256	852,490
Class C Shares	263,151	41,380
Class D Shares	19,612,064	62,899,959
Class R Shares	174	378
Institutional Service Class Shares	158	–
Institutional Class Shares	159	84

Total	22,377,454	70,150,916

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.09	$16.31
Class B Shares (a)	$7.34	$15.57
Class C Shares (b)	$7.34	$15.54
Class D Shares	$8.29	$16.09
Class R Shares	$8.13 (c)	$16.13	(c)
Institutional Service Class Shares	$8.30	$—
Institutional Class Shares	$8.28	$16.11	(c)
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.58	$17.31
Class D Shares	$8.68	$16.85

Maximum Sales Charge:
Class A Shares	5.75%	5.75%

Class D Shares	4.50%	4.50%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at April 30, 2008. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

*	Includes value of securities on loan of $1,503,175 and $210,464 (Note 2).

See accompanying notes to financial statements.

2008 Semiannual Report 21

Statements of Operations
For the Six Months Ended April 30, 2008 (Unaudited)

	Nationwide	Nationwide
	Growth Fund	Fund

INVESTMENT INCOME:
Interest income	$32,088	$333,613
Dividend income	1,019,542	10,966,809
Income from securities lending (Note 2)	33,038	16,655

Total Income	1,084,668	11,317,077

Expenses:
Investment advisory fees	573,089	3,330,536
Fund administration and transfer agent fees	78,933	515,764
Distribution fees Class A	21,012	134,303
Distribution fees Class B	17,948	72,280
Distribution fees Class C	13,004	3,604
Distribution fees Class R	4	31
Administrative servicing fees Class A	6,852	13,045
Administrative servicing fees Class D	14,570	430,065
Administrative servicing fees Class R	1	–
Registration and filing fees	29,315	33,073
Printing fees	51,564	122,171
Trustee fees	5,348	32,273
Compliance program costs (Note 3)	862	1,123
Custodian fees	4,950	39,391
Other	18,219	116,865

Total expenses before waived expenses	835,671	4,844,524
Earnings credit (Note 5)	(1,580)	(10,736)
Expenses voluntarily waived by Administrator	(657)	(73)

Net Expenses	833,434	4,833,715

Net Investment Income	251,234	6,483,362

REALIZED/UNREALIZED LOSSES FROM INVESTMENTS:
Net realized losses on investment transactions	(3,289,504)	(62,134,224)
Net change in unrealized appreciation/(depreciation) on investments	(21,597,316)	(62,246,018)

Net realized/unrealized losses from investments	(24,886,820)	(124,380,242)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(24,635,586)	$(117,896,880)

See accompanying notes to financial statements.

22 Semiannual Report 2008

Statements of Changes in Net Assets

	Nationwide Growth Fund		Nationwide Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$251,234	$451,225	$6,483,362	$13,581,109
Net realized gains (losses) on investment transactions	(3,289,504)	36,033,676	(62,134,224)	202,844,034
Net change in unrealized appreciation/(depreciation) on investments	(21,597,316)	13,310,430	(62,246,018)	(20,170,268)

Change in net assets resulting from operations	(24,635,586)	49,795,331	(117,896,880)	196,254,875

Distributions to Shareholders From:
Net investment income:
Class A	(24,178)	(38,227)	(558,910)	(1,016,241)
Class B	(683)	(2,922)	(25,191)	(24,434)
Class C	–	(3,889)	(1,174)	(1,060)
Class D	(339,208)	(522,413)	(6,320,861)	(12,268,152)
Class R	(1)	(3)	(44)	(48)
Institutional Service Class	(3)	(4)	–	–
Institutional Class	(3)	(4)	(9)	(15)
Net realized gains:
Class A	–	–	(18,789,043)	(12,712,838)
Class B	–	–	(2,648,231)	(2,146,971)
Class C	–	–	(131,849)	(85,253)
Class D	–	–	(180,555,194)	(122,380,347)
Class R	–	–	(3,452)	(153)
Institutional Class	–	–	(230)	(140)

Change in net assets from shareholder distributions	(364,076)	(567,462)	(209,034,188)	(150,635,652)

Change in net assets from capital transactions	(8,711,510)	(31,661,817)	144,809,235	(21,189,211)

Change in net assets	(33,711,172)	17,566,052	(182,121,833)	24,430,012

Net Assets:
Beginning of period	218,126,888	200,560,836	1,311,733,069	1,287,303,057

End of period	$184,415,716	$218,126,888	$1,129,611,236	$1,311,733,069

Accumulated net investment income (loss) at end of period	$(112,842)	$—	$41,844	$464,671

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,170,512	$5,101,882	$4,216,458	$13,183,844
Dividends reinvested	19,422	33,234	16,799,819	11,323,137
Cost of shares redeemed (a)	(3,557,943)	(3,218,972)	(11,368,021)	(22,205,788)

Total Class A	631,991	1,916,144	9,648,256	2,301,193

Class B Shares
Proceeds from shares issued	201,671	410,462	774,163	1,250,817
Dividends reinvested	633	2,766	2,646,014	2,159,733
Cost of shares redeemed (a)	(663,782)	(1,560,370)	(2,950,415)	(7,211,022)

Total Class B	(461,478)	(1,147,142)	469,762	(3,800,472)

See accompanying notes to financial statements.

2008 Semiannual Report 23

Statements of Changes in Net Assets (Continued)

	Nationwide Growth Fund		Nationwide Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$753,627	$1,895,000	$101,487	$123,923
Dividends reinvested	–	898	67,930	49,986
Cost of shares redeemed (a)	(1,173,875)	(258,944)	(125,587)	(253,406)

Total Class C	(420,248)	1,636,954	43,830	(79,497)

Class D Shares
Proceeds from shares issued	3,499,312	5,100,644	31,366,537	31,401,670
Dividends reinvested	328,115	508,259	178,139,936	127,824,105
Cost of shares redeemed (a)	(12,289,209)	(39,676,689)	(74,848,876)	(168,253,592)

Total Class D	(8,461,782)	(34,067,786)	134,657,597	(9,027,817)

Class R Shares
Proceeds from shares issued	–	75	7,836	20,184
Dividends reinvested	1	3	253	160
Cost of shares redeemed	–	(73)	(18,538)	(148)

Total Class R	1	5	(10,449)	20,196

Institutional Service Class Shares
Dividends reinvested	3	4	–	–

Total Institutional Service Class	3	4	–	–

Institutional Class Shares
Proceeds from shares issued	–	10	–	744,789
Dividends reinvested	3	4	239	156
Cost of shares redeemed	–	(10)	–	(11,347,759)

Total Institutional Class	3	4	239	(10,602,814)

Change in net assets from capital transactions:	$(8,711,510)	$(31,661,817)	$144,809,235	$(21,189,211)

See accompanying notes to financial statements.

24 Semiannual Report 2008

	Nationwide Growth Fund		Nationwide Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

SHARE TRANSACTIONS:

Class A Shares
Issued	490,001	617,807	251,775	648,476
Reinvested	2,550	3,851	969,334	586,328
Redeemed	(439,823)	(404,793)	(685,668)	(1,096,792)

Total Class A Shares	52,728	216,865	535,441	138,012

Class B Shares
Issued	27,230	56,212	46,289	64,369
Reinvested	91	352	159,586	116,429
Redeemed	(90,709)	(215,658)	(184,576)	(369,571)

Total Class B Shares	(63,388)	(159,094)	21,299	(188,773)

Class C Shares
Issued	96,958	246,010	5,794	6,493
Reinvested	–	114	4,104	2,697
Redeemed	(164,407)	(33,597)	(8,290)	(12,651)

Total Class C Shares	(67,449)	212,527	1,608	(3,461)

Class D Shares
Issued	418,425	625,648	1,725,041	1,575,721
Reinvested	42,011	57,561	10,425,303	6,691,463
Redeemed	(1,467,537)	(4,886,618)	(4,507,055)	(8,388,888)

Total Class D Shares	(1,007,101)	(4,203,409)	7,643,289	(121,704)

Class R Shares
Issued	–	9	482	987
Reinvested	– (b)	– (b)	15	8
Redeemed	–	(9)	(1,175)	(7)

Total Class R Shares	– (b)	– (b)	(678)	988

Institutional Class Shares
Issued	–	1	–	35,694
Reinvested	– (b)	– (b)	13	8
Redeemed	–	(1)	–	(533,299)

Total Institutional Class Shares	– (b)	– (b)	13	(497,597)

Total change in shares:	(1,085,210)	(3,933,111)	8,200,972	(672,535)

(a)	Includes redemption fees — see Note 4 to Financial Statements.

(b)	Amount less than 1 share.

See accompanying notes to financial statements.

2008 Semiannual Report 25

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Growth Fund

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and									Ratio of Net		Expenses
	Net Asset	Net	Unrealized	Total						Net Assets	Ratio of	Investment		(Prior to
	Value,	Investment	Gains	from	Net		Net Asset			at End of	Expenses	Income (Loss)		Reimbursements)
	Beginning	Income	(Losses) on	Investment	Investment	Total	Value, End	Total		Period	to Average	to Average		to Average	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Distributions	of Period	Return (a) (b)		(000’s)	Net Assets (c)	Net Assets (c)		Net Assets (c) (d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$9.14	– (g)	(1.04)	(1.04)	(0.01)	(0.01)	$8.09	(11.35%	)	$16,578	1.13%	(0.01%	)	1.13%	118.55%
Year Ended October 31, 2007 (f)	$7.20	– (g)	1.96	1.96	(0.02)	(0.02)	$9.14	27.24%		$18,241	1.12%	(0.05%	)	1.12%	262.81%
Year Ended October 31, 2006	$6.69	(0.04)	0.55	0.51	–	–	$7.20	7.62%		$12,816	1.15%	(0.29%	)	1.15%	284.67%
Year Ended October 31, 2005	$6.08	(0.01)	0.63	0.62	(0.01)	(0.01)	$6.69	10.22%		$29,467	1.34%	(0.14%	)	(h)	281.51%
Year Ended October 31, 2004	$5.92	(0.02)	0.18	0.16	–	–	$6.08	2.70%		$30,641	1.19%	(0.36%	)	(h)	286.06%
Year Ended October 31, 2003	$4.74	(0.01)	1.19	1.18	–	–	$5.92	24.89%		$6,529	1.13%	(0.22%	)	(h)	281.63%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$8.30	(0.03)	(0.93)	(0.96)	– (g)	–	$7.34	(11.55%	)	$3,325	1.80%	(0.65%	)	1.80%	118.55%
Year Ended October 31, 2007 (f)	$6.58	(0.05)	1.78	1.73	(0.01)	(0.01)	$8.30	26.23%		$4,289	1.81%	(0.72%	)	1.82%	262.81%
Year Ended October 31, 2006	$6.15	(0.07)	0.50	0.43	–	–	$6.58	6.99%		$4,445	1.80%	(0.94%	)	1.80%	284.67%
Year Ended October 31, 2005	$5.61	(0.05)	0.59	0.54	–	–	$6.15	9.63%		$5,325	1.98%	(0.78%	)	(h)	281.51%
Year Ended October 31, 2004	$5.51	(0.05)	0.15	0.10	–	–	$5.61	1.81%		$5,817	1.84%	(1.00%	)	(h)	286.06%
Year Ended October 31, 2003	$4.44	(0.04)	1.11	1.07	–	–	$5.51	24.10%		$3,980	1.84%	(0.93%	)	(h)	281.63%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$8.30	(0.03)	(0.93)	(0.96)	–	–	$7.34	(11.57%	)	$1,930	1.80%	(0.65%	)	1.80%	118.55%
Year Ended October 31, 2007 (f)	$6.58	(0.06)	1.79	1.73	(0.01)	(0.01)	$8.30	26.37%		$2,744	1.79%	(0.79%	)	1.79%	262.81%
Year Ended October 31, 2006	$6.16	(0.05)	0.47	0.42	–	–	$6.58	6.82%		$777	1.77%	(0.93%	)	1.77%	284.67%
Year Ended October 31, 2005	$5.62	(0.04)	0.58	0.54	–	–	$6.16	9.61%		$550	2.03%	(0.96%	)	(h)	281.51%
Year Ended October 31, 2004	$5.51	(0.05)	0.16	0.11	–	–	$5.62	2.00%		$248	1.84%	(1.01%	)	(h)	286.06%
Year Ended October 31, 2003	$4.44	(0.04)	1.11	1.07	–	–	$5.51	24.10%		$101	1.84%	(0.95%	)	(h)	281.63%

Class D Shares
Six Months Ended April 30, 2008 (Unaudited)	$9.35	0.02	(1.06)	(1.04)	(0.02)	(0.02)	$8.29	(11.14%	)	$162,578	0.81%	0.32%		0.82%	118.55%
Year Ended October 31, 2007 (f)	$7.35	0.02	2.00	2.02	(0.02)	(0.02)	$9.35	27.57%		$192,849	0.81%	0.27%		0.82%	262.81%
Year Ended October 31, 2006	$6.81	– (g)	0.54	0.54	–	–	$7.35	7.93%		$182,519	0.80%	0.05%		0.80%	284.67%
Year Ended October 31, 2005	$6.17	0.01	0.65	0.66	(0.02)	(0.02)	$6.81	10.74%		$202,682	0.99%	0.21%		(h)	281.51%
Year Ended October 31, 2004	$6.00	– (g)	0.17	0.17	– (g)	–	$6.17	2.87%		$216,843	0.85%	(0.01%	)	(h)	286.06%
Year Ended October 31, 2003	$4.79	– (g)	1.21	1.21	–	–	$6.00	25.26%		$235,758	0.86%	0.05%		(h)	281.63%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	The amount is less than $0.005.
(h)	There were no fee reductions during the period.
(i)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

26 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Growth Fund (Continued)

		Investment Activities				Distributions						Ratios / Supplemental Data

				Net Realized											Ratio of
				and									Ratio of Net		Expenses
	Net Asset	Net		Unrealized	Total						Net Assets	Ratio of	Investment		(Prior to
	Value,	Investment		Gains	from	Net		Net Asset			at End of	Expenses	Income (Loss)		Reimbursements)
	Beginning	Income		(Losses) on	Investment	Investment	Total	Value, End	Total		Period	to Average	to Average		to Average	Portfolio
	of Period	(Loss)		Investments	Activities	Income	Distributions	of Period	Return (a) (b)		(000’s)	Net Assets (c)	Net Assets (c)		Net Assets (c) (d)	Turnover (e)

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$9.20	(0.01)		(1.05)	(1.06)	(0.01)	(0.01)	$8.13	(11.53%	)	$1	1.50%	(0.38%	)	1.51%	118.55%
Year Ended October 31, 2007 (f)	$7.27	(0.04)		1.98	1.94	(0.01)	(0.01)	$9.20	26.76%		$2	1.48%	(0.44%	)	1.49%	262.81%
Year Ended October 31, 2006	$6.77	(0.03)		0.53	0.50	–	–	$7.27	7.39%		$1	1.28%	(0.47%	)	1.28%	284.67%
Year Ended October 31, 2005	$6.15	(0.01)		0.64	0.63	(0.01)	(0.01)	$6.77	10.28%		$1	1.29%	(0.14%	)	(h)	281.51%
Year Ended October 31, 2004	$6.00	(0.03)		0.18	0.15	–	–	$6.15	2.50%		$1	1.29%	(0.46%	)	(h)	286.06%
Period Ended October 31, 2003 (i)	$5.76	(0.01)		0.25	0.24	–	–	$6.00	4.17%		$1	1.42%	(0.76%	)	1.52%	281.63%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$9.36	0.02		(1.06)	(1.04)	(0.02)	(0.02)	$8.30	(11.13%	)	$1	0.69%	0.42%		0.69%	118.55%
Year Ended October 31, 2007 (f)	$7.36	0.02		2.00	2.02	(0.02)	(0.02)	$9.36	27.53%		$1	0.81%	0.22%		0.81%	262.81%
Year Ended October 31, 2006	$6.82	–	(g)	0.54	0.54	–	–	$7.36	7.92%		$1	0.80%	0.02%		0.80%	284.67%
Year Ended October 31, 2005	$6.19	–	(g)	0.65	0.65	(0.02)	(0.02)	$6.82	10.55%		$1	1.04%	0.11%		(h)	281.51%
Year Ended October 31, 2004 (f)	$6.01	0.01		0.17	0.18	– (g)	–	$6.19	3.03%		$1	0.84%	0.22%		(h)	286.06%
Year Ended October 31, 2003	$4.79	–	(g)	1.22	1.22	–	–	$6.01	25.47%		$75,002	0.84%	0.06%		(h)	281.63%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$9.34	0.02		(1.06)	(1.04)	(0.02)	(0.02)	$8.28	(11.15%	)	$1	0.69%	0.43%		0.69%	118.55%
Year Ended October 31, 2007 (f)	$7.34	0.02		2.01	2.03	(0.03)	(0.03)	$9.34	27.61%		$1	0.81%	0.23%		0.81%	262.81%
Year Ended October 31, 2006	$6.80	–	(g)	0.54	0.54	–	–	$7.34	7.94%		$1	0.79%	0.02%		0.79%	284.67%
Year Ended October 31, 2005	$6.17	–	(g)	0.65	0.65	(0.02)	(0.02)	$6.80	10.59%		$1	1.04%	0.11%		(h)	281.51%
Period Ended October 31, 2004 (j)	$6.34	–	(g)	(0.17)	(0.17)	–	–	$6.17	(2.68%	)	$1	0.80%	(0.06%	)	(h)	286.06%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	The amount is less than $0.005.
(h)	There were no fee reductions during the period.
(i)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

2008 Semiannual Report 27

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Fund

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset	Net	Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment	Gains	from	Net	Net		Net Asset			at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	of Period	Return (a) (b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c) (d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$21.40	0.08	(1.81)	(1.73)	(0.09)	(3.27)	(3.36)	$16.31	(8.97%	)	$103,659	1.00%	0.97%	1.00%	150.11%
Year Ended October 31, 2007 (f)	$20.75	0.18	2.89	3.07	(0.17)	(2.25)	(2.42)	$21.40	16.17%		$124,573	0.97%	0.88%	0.97%	373.30%
Year Ended October 31, 2006	$20.94	0.18	2.61	2.79	(0.17)	(2.81)	(2.98)	$20.75	14.65%		$117,938	1.04%	0.91%	1.04%	245.80%
Year Ended October 31, 2005	$18.96	0.38	1.86	2.24	(0.18)	(0.08)	(0.26)	$20.94	11.88%		$119,615	1.14%	1.64%	(g)	145.66%
Year Ended October 31, 2004	$18.08	0.07	0.87	0.94	(0.06)	–	(0.06)	$18.96	5.22%		$447,884	1.10%	0.35%	(g)	144.61%
Year Ended October 31, 2003	$15.06	0.09	3.02	3.11	(0.09)	–	(0.09)	$18.08	20.74%		$571,918	1.13%	0.57%	(g)	120.02%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$20.59	0.02	(1.74)	(1.72)	(0.03)	(3.27)	(3.30)	$15.57	(9.32%	)	$13,276	1.73%	0.26%	1.73%	150.11%
Year Ended October 31, 2007 (f)	$20.05	0.03	2.79	2.82	(0.03)	(2.25)	(2.28)	$20.59	15.32%		$17,114	1.71%	0.14%	1.72%	373.30%
Year Ended October 31, 2006	$20.32	0.05	2.52	2.57	(0.03)	(2.81)	(2.84)	$20.05	13.83%		$20,455	1.76%	0.21%	1.76%	245.80%
Year Ended October 31, 2005	$18.46	0.03	2.01	2.04	(0.10)	(0.08)	(0.18)	$20.32	11.09%		$29,960	1.79%	0.25%	(g)	145.66%
Year Ended October 31, 2004	$17.65	(0.05)	0.86	0.81	–	–	–	$18.46	4.59%		$35,073	1.76%	(0.30%)	(g)	144.61%
Year Ended October 31, 2003	$14.72	– (h)	2.94	2.94	(0.01)	–	(0.01)	$17.65	19.99%		$35,564	1.79%	(0.06%)	(g)	120.02%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$20.56	0.02	(1.74)	(1.72)	(0.03)	(3.27)	(3.30)	$15.54	(9.34%	)	$643	1.73%	0.27%	1.73%	150.11%
Year Ended October 31, 2007 (f)	$20.03	0.03	2.78	2.81	(0.03)	(2.25)	(2.28)	$20.56	15.27%		$818	1.71%	0.15%	1.72%	373.30%
Year Ended October 31, 2006	$20.30	0.04	2.53	2.57	(0.03)	(2.81)	(2.84)	$20.03	13.89%		$866	1.75%	0.20%	1.75%	245.80%
Year Ended October 31, 2005	$18.45	0.04	1.99	2.03	(0.10)	(0.08)	(0.18)	$20.30	11.04%		$965	1.79%	0.27%	(g)	145.66%
Year Ended October 31, 2004	$17.65	(0.06)	0.87	0.81	(0.01)	–	(0.01)	$18.45	4.58%		$989	1.76%	(0.32%)	(g)	144.61%
Year Ended October 31, 2003	$14.72	(0.01)	2.95	2.94	(0.01)	–	(0.01)	$17.65	20.00%		$714	1.79%	(0.16%)	(g)	120.02%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	There were no fee reductions during the period.
(h)	The amount is less than $0.005.
(i)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31 2004.

See accompanying notes to financial statements.

28 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Fund (Continued)

		Investment Activities				Distributions						Ratios / Supplemental Data

				Net Realized											Ratio of
				and										Ratio of Net	Expenses
	Net Asset	Net		Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment		Gains	from	Net	Net		Net Asset			at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income		(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	(Loss)		Investments	Activities	Income	Gains	Distributions	of Period	Return (a) (b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c) (d)	Turnover (e)

Class D Shares
Six Months Ended April 30, 2008 (Unaudited)	$21.16	0.10		(1.79)	(1.69)	(0.11)	(3.27)	(3.38)	$16.09	(8.89%	)	$1,012,025	0.81%	1.15%	0.81%	150.11%
Year Ended October 31, 2007 (f)	$20.55	0.22		2.86	3.08	(0.22)	(2.25)	(2.47)	$21.16	16.38%		$1,169,205	0.76%	1.08%	0.76%	373.30%
Year Ended October 31, 2006	$20.76	0.23		2.59	2.82	(0.22)	(2.81)	(3.03)	$20.55	14.95%		$1,137,817	0.80%	1.14%	0.80%	245.80%
Year Ended October 31, 2005	$18.83	0.23		2.04	2.27	(0.26)	(0.08)	(0.34)	$20.76	12.11%		$1,132,192	0.85%	1.17%	(g)	145.66%
Year Ended October 31, 2004	$17.96	0.12		0.88	1.00	(0.13)	–	(0.13)	$18.83	5.59%		$1,161,934	0.82%	0.64%	(g)	144.61%
Year Ended October 31, 2003	$14.96	0.13		3.00	3.13	(0.13)	–	(0.13)	$17.96	21.07%		$1,240,520	0.85%	0.89%	(g)	120.02%

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$21.16	0.07		(1.79)	(1.72)	(0.04)	(3.27)	(3.31)	$16.13	(9.05%	)	$6	1.22%	0.83%	1.22%	150.11%
Year Ended October 31, 2007 (f)	$20.58	0.10		2.82	2.92	(0.09)	(2.25)	(2.34)	$21.16	15.45%		$22	1.26%	0.50%	1.26%	373.30%
Year Ended October 31, 2006	$20.78	0.18		2.60	2.78	(0.17)	(2.81)	(2.98)	$20.58	14.71%		$1	0.96%	0.93%	0.96%	245.80%
Year Ended October 31, 2005	$18.83	0.19		2.05	2.24	(0.21)	(0.08)	(0.29)	$20.78	11.95%		$1	0.96%	0.95%	(g)	145.66%
Year Ended October 31, 2004	$17.95	0.03		0.88	0.91	(0.03)	–	(0.03)	$18.83	5.08%		$1	1.27%	0.16%	(g)	144.61%
Period Ended October 31, 2003 (i)	$17.32	–	(h)	0.63	0.63	–	–	–	$17.95	3.64%		$1	1.52%	0.07%	1.62%	120.02%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$21.18	0.11		(1.79)	(1.68)	(0.12)	(3.27)	(3.39)	$16.11	(8.84%	)	$1	0.68%	1.26%	0.68%	150.11%
Year Ended October 31, 2007 (f)	$20.55	0.41		2.70	3.11	(0.23)	(2.25)	(2.48)	$21.18	16.52%		$1	0.71%	1.98%	0.71%	373.30%
Year Ended October 31, 2006	$20.76	0.22		2.61	2.83	(0.23)	(2.81)	(3.04)	$20.55	15.01%		$10,226	0.74%	1.11%	0.74%	245.80%
Year Ended October 31, 2005	$18.83	0.24		2.04	2.28	(0.27)	(0.08)	(0.35)	$20.76	12.19%		$3,335	0.81%	0.81%	(g)	145.66%
Period Ended October 31, 2004 (j)	$19.00	0.03		(0.17)	(0.14)	(0.03)	–	(0.03)	$18.83	(0.74%	)	$341	0.78%	0.54%	(g)	144.61%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	There were no fee reductions during the period.
(h)	The amount is less than $0.005.
(i)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(j)	For the period from June 29, 2004 (commencement of operations) through October 31 2004.

See accompanying notes to financial statements.

2008 Semiannual Report 29

Nationwide Money Market Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Money Market Fund (Prime Shares) returned 1.70% versus 2.09% for its benchmark, the iMoneyNet First Tier Retail Index. For broader comparison, the average return for the Fund’s Lipper peer category of Money Market Funds (consisting of 339 funds as of April 30, 2008) was 1.63% for the same time period.

Can you describe the market environment during the reporting period?

Interest rates moved significantly lower during the reporting period, and yields are now among the lowest in recent years. While the issuance of new Treasury bills reached record levels, asset-backed commercial paper fell out of favor, leading to a decline in the supply of new issuance. The flight to quality was widespread as risk-averse investors sought safety and liquidity in money market funds, pushing money market fund assets higher while yields remained low. The Federal Reserve Board lowered short-term interest rates and bolstered market liquidity. These actions resulted in a gradual return toward normalcy for the marketplace.

What areas of investment provided the most positive relative returns for the Fund?

The Fund earned comparatively good results from selected segments within the financial services sector as well as investments in utilities, industrial manufacturing, and government agencies. The Fund also benefited from longer-dated maturities of bank certificates of deposit and government agency discount notes. Limited exposure to structured investment vehicles (SIVs) helped the Fund on a relative basis, as did a longer- weighted average maturity in general. Broad diversification into various financial sectors and across numerous manufacturing industries allowed the Fund to offer a competitive return. The Fund has no direct exposure to any subprime mortgages and no longer has any direct exposure to SIV holdings.

What areas detracted from Fund performance?

Exposure to certain asset-backed commercial paper programs and select financial services companies detracted from Fund returns. The series of events and transactions relating to the collapse of Bear Stearns surprised the market, which witnessed an unprecedented liquidity crisis as certain types of securities fell into extreme disfavor. A significantly limited supply of commercial paper and generally tighter yields combined to make market conditions difficult and competitive. The Fund will continue to focus on liquidity and credit quality.

What is your outlook for the near term?

The general consensus is for a worsening in economic conditions in the quarters ahead, as leading indicators remain weak in the aggregate. Most notably, the labor market contraction is likely to lead to a further slowing in consumer spending growth and to add more pressure on corporate profits. While the downward trend in the economy eases inflationary pressures, at least temporarily, the Federal Reserve is likely to ease monetary policy as needed in response to strains in the economic and financial markets. Interest rates and yields may remain relatively low for the next few quarters as the Fed allows time for prior actions to take hold. Interest rates might not rise until well into 2009, because the depth and breadth of the economic downturn are still uncertain. The Fund will continue to focus on safety and liquidity for capital preservation as the economy recovers.

Subadviser:
Nationwide Asset Management, LLC

Portfolio Manager:
Daniel Blevins, CFA

30 Semiannual Report 2008

Fund Performance	Nationwide Money Market Fund

Average Annual Total Return
(For periods ended April 30, 2008)

	Six				Expense
	month*	1 Yr.	5 Yr.	10 Yr.	Ratio**

Institutional Class Shares[1]	1.77%	4.32%	2.92%	3.34%	0.51%

Service Class Shares[1]	1.65%	4.13%	2.71%	3.18%	0.74%

Prime Shares	1.70%	4.22%	2.85%	3.29%	0.58%

There is no sales charge (SC) on the shares of the Money Market Fund. Past performance is no guarantee of future results. An investment in this Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although this Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

*	Not annualized

**	As of October 31, 2007. Please see the Fund’s most recent prospectus for details.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Prime shares. These returns were achieved prior to the creation of Service Class shares (1/4/99), and Institutional Class shares (12/13/01). Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Service Class and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Service Class shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Prime Shares of the Nationwide Money Market Fund, the iMoneyNet-First Tier Retail(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 04/30/08. Unlike the Fund, the returns for these unmanaged indexes does not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The iMoneyNet-First Tier Retail is an average of non-government retail money market mutual funds that do not invest in any second tier securities. Portfolio holdings of first tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 31

Shareholder	Nationwide Money Market Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 –	11/01/07 –
Nationwide Money Market Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Institutional Class Shares	Actual		1,000.00	1,017.70	2.61	0.52
	Hypothetical	(b)	1,000.00	1,022.28	2.61	0.52

Service Class Shares	Actual		1,000.00	1,016.50	3.56	0.71
	Hypothetical	(b)	1,000.00	1,021.33	3.57	0.71

Prime Shares	Actual		1,000.00	1,017.00	4.95	0.66
	Hypothetical	(b)	1,000.00	1,021.58	3.32	0.66

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

32 Semiannual Report 2008

Portfolio Summary	Nationwide Money Market Fund
April 30, 2008 (Unaudited)

Asset Allocation

Commercial Paper	80.2%
Corporate Bonds	9.3%
Government Mortgage Backed Agencies	3.2%
Certificates of Deposit	3.0%
Asset-Backed Commercial Paper	2.8%
Municipal Bonds	1.7%
Liabilities in excess of other assets	-0.2%

100.0%

Top Industries

Financial Services	18.1%
Banks — Foreign	17.8%
Diversified Manufacturing	9.8%
Banks — Domestic	7.5%
Insurance	5.5%
Motor Vehicle Parts and Accessories	5.0%
Personal Credit Institutions	4.4%
Food — Diversified	4.4%
U.S. Government Agencies	3.2%
Industrial Machinery & Equipment	2.8%
Other	21.5%

100.0%

Top Holdings

Florida Hurricane Catastrophe, 2.93%, 11/14/08	1.7%
Goldman Sachs Group, Inc., 2.92%, 11/24/08	1.3%
Federal Home Loan Bank, 4.50%, 11/07/08	1.3%
Eaton Corp., 2.70%, 05/02/08	1.3%
McGraw-Hill Cos., Inc. (The), 2.20%, 05/01/08	1.1%
American Honda Finance, 3.15%, 08/06/08	1.1%
Bank of Ireland, 3.06%, 11/14/08	1.1%
State Street Corp., 2.46%, 05/29/08	1.1%
Praxair, Inc., 2.13%, 05/05/08	1.1%
Siemens Capital Co. LLC, 2.80%, 05/05/08	1.1%
Other	87.8%

100.0%

2008 Semiannual Report 33

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Money Market Fund

Asset-Backed Commercial Paper (2.8%) (a) (b) (c)
	Shares or
	Principal Amount	Value

ASSET-BACKED — TRADE & TERM RECEIVABLES (2.8%)
Falcon Asset Securitization Co. LLC,
2.85%, 05/19/08	$10,000,000	$9,985,750
Kitty Hawk Funding Corp.
2.65%, 05/05/08	2,099,000	2,098,382
2.83%, 05/20/08	5,000,000	4,992,532
2.65%, 05/22/08	11,400,000	11,382,377
Old Line Funding Corp. LLC
2.80%, 05/09/08	6,082,000	6,078,216
2.78%, 05/19/08	4,000,000	3,994,440
2.88%, 05/29/08	10,000,000	9,977,600
Variable Funding Capital Co. LLC,
2.85%, 05/23/08	15,000,000	14,973,875

Total Asset-Backed Commercial Paper		63,483,172

Certificates of Deposit (3.0%)

BANKS — DOMESTIC (0.6%) (d)
Wachovia Corp.,
2.94%,10/28/08	15,000,000	14,994,531

BANKS — FOREIGN (2.4%)
Bank of Ireland,
3.06%, 11/14/08 (d)	25,000,000	25,000,000
Natixis (a) (b)
2.95%, 07/07/08	15,000,000	15,000,000
2.90%, 07/08/08	15,000,000	15,000,000

		55,000,000

Total Certificates of Deposit		69,994,531

Commercial Paper (80.2%) (d)

AGRICULTURAL SERVICES (2.3%) (a) (b) (c)
Archer-Daniels-Midland Co.
2.15%, 07/22/08	20,000,000	19,902,055
2.27%, 08/05/08	15,000,000	14,909,200
Cargill, Inc.
2.68%, 05/02/08	5,000,000	4,999,628
2.50%, 05/07/08	8,000,000	7,996,667
2.50%, 05/09/08	5,000,000	4,997,222

		52,804,772

BANKS — DOMESTIC (6.9%) (c)
Bank of America Corp.
2.40%, 05/02/08	11,186,000	11,185,254
2.59 - 2.66%, 07/01/08	12,156,000	12,101,803
2.60%, 07/11/08	8,040,000	7,998,773
KBC Financial Products International Ltd. (a) (b)
2.74%, 05/15/08	5,000,000	4,994,672
2.70%, 05/30/08	20,000,000	19,956,500
2.72%, 07/14/08	8,000,000	7,955,271
State Street Corp.
2.90%, 05/05/08	20,000,000	19,993,556
2.46%, 05/29/08	25,000,000	24,952,167
Wachovia Corp.,
2.60%, 07/23/08	12,000,000	11,928,067
Wells Fargo & Co.
2.23 — 2.28%, 05/01/08	23,000,000	23,000,000
2.14%, 07/25/08	15,000,000	14,924,208

		158,990,271

BANKS — FOREIGN (14.5%)
Abbey National North America LLC (c)
2.44%, 05/20/08	10,000,000	9,987,122
2.37%, 05/27/08	20,000,000	19,965,767
ANZ National (International) Ltd. (a) (c)
2.75%, 05/21/08	6,700,000	6,689,764
2.75%, 06/05/08	2,600,000	2,593,049
2.86%, 07/07/08	10,000,000	9,946,772
2.85%, 09/08/08	10,000,000	9,897,083
Bank of Scotland PLC (c)
3.15%, 05/01/08	10,000,000	10,000,000
2.80%, 05/02/08	8,600,000	8,599,331
2.79%, 05/06/08	4,600,000	4,598,217
Barclays U.S. Funding Corp. (c)
2.55%, 05/05/08	2,250,000	2,249,362
2.69%, 06/24/08	15,000,000	14,939,475
2.69%, 06/30/08	10,000,000	9,955,167
2.88%, 07/28/08	8,000,000	7,943,680
DnB NOR Bank ASA (a) (b) (c)
2.60%, 05/21/08	5,000,000	4,992,778
2.70%, 05/30/08	10,000,000	9,978,250
2.80%, 07/17/08	15,000,000	14,910,167
Kommunalkredit Austria AG,
2.90%, 11/21/08 (b)(d)	22,500,000	22,500,000
National Australia Funding Delaware, Inc. (a) (b) (c)
2.62%, 06/03/08	11,000,000	10,973,582
2.59%, 06/13/08	10,000,000	9,969,064
2.75%, 07/31/08	15,000,000	14,895,729
Royal Bank Of Canada,
3.58%, 05/15/08(c)	20,000,000	19,972,156

34 Semiannual Report 2008

Commercial Paper (d) (continued)
	Shares or
	Principal Amount	Value

BANKS — FOREIGN (continued)

Svenska Handelsbanken, Inc. (c)
2.74%, 05/19/08	$5,000,000	$4,993,150
2.67%, 07/24/08	10,000,000	9,937,700
Toronto-Dominion Holdings (USA) (a) (b) (c)
2.48%, 05/16/08	15,000,000	14,984,500
3.01%, 05/30/08	5,000,000	4,987,876
2.61%, 06/26/08	10,000,000	9,959,322
2.66%, 06/30/08	9,905,000	9,861,005
Unicredito Italiano (a) (b) (c)
2.80%, 05/02/08	2,167,000	2,166,831
2.80%, 05/21/08	4,030,000	4,023,731
2.85%, 06/19/08	8,000,000	7,968,967
Westpac Banking Corp. (a) (b) (c)
2.74%, 07/08/08	15,000,000	14,922,367
2.80%, 07/09/08	8,360,000	8,315,135
2.93%, 08/05/08	15,000,000	14,882,800

		332,559,899

CHEMICALS - DIVERSIFIED (1.6%) (c)
Air Products & Chemicals, Inc.,
2.22%, 05/06/08 (a) (b)	7,383,000	7,380,724
Praxair, Inc.
2.13%, 05/05/08	24,745,000	24,739,144
2.14%, 05/09/08	5,132,000	5,129,559

		37,249,427

DIVERSIFIED MANUFACTURING (9.8%) (c)
Danaher Corp.
2.25%, 05/07/08	15,000,000	14,994,375
2.30%, 05/08/08	5,000,000	4,997,764
Dover Corp.,
2.15%, 05/12/08 (a) (b)	10,000,000	9,993,430
Eaton Corp. (a) (b)
2.70%, 05/01/08	3,700,000	3,700,000
2.70%, 05/02/08	30,000,000	29,997,750
McGraw-Hill Cos., Inc. (The)
2.20%, 05/01/08	25,300,000	25,300,000
2.23%, 05/06/08	5,000,000	4,998,451
Parker Hannifin Corp. (a) (b)
2.15%, 05/14/08	9,226,000	9,218,837
2.22%, 05/22/08	12,462,000	12,445,862
Pitney Bowes, Inc. (a) (b)
2.10%, 05/05/08	15,000,000	14,996,500
2.13%, 05/08/08	20,000,000	19,991,717
Siemens Capital Co. LLC (a) (b)
2.80%, 05/05/08	24,175,000	24,167,479
2.25%, 06/25/08	10,000,000	9,965,625
2.20%, 07/25/08	4,000,000	3,979,222
United Technologies Corp. (a) (b)
2.15%, 05/06/08	17,562,000	17,556,756
2.14%, 05/09/08	20,000,000	19,990,489

		226,294,257

FINANCIAL SERVICES (16.9%) (c)
ABN Amro North America Finance, Inc.
2.70%, 05/13/08	3,700,000	3,696,670
2.70%, 05/29/08	16,000,000	15,966,400
2.70%, 07/10/08	10,000,000	9,947,500
American Express Credit Corp.
2.64%, 05/12/08	5,000,000	4,995,967
2.64%, 05/28/08	2,230,000	2,225,585
2.83%, 06/02/08	10,000,000	9,974,844
2.75%, 06/16/08	13,000,000	12,954,319
American General Finance Corp.,
2.69%, 06/10/08	15,000,000	14,955,167
Avon Capital Corp. (a) (b)
2.25%, 05/06/08	20,000,000	19,993,750
2.90%, 05/22/08	5,677,000	5,667,396
BNP Paribas Finance, Inc.
2.68%, 06/10/08	20,000,000	19,940,444
2.63%, 10/10/08	15,000,000	14,822,138
Citigroup Funding, Inc.,
3.00%, 07/03/08	10,000,000	9,947,500
Fortis Funding LLC (a) (b)
2.73%, 05/13/08	6,300,000	6,294,267
2.97%, 06/04/08	20,000,000	19,943,900
2.76%, 06/06/08	10,000,000	9,972,430
ING U.S. Funding LLC
2.63%, 06/02/08	10,000,000	9,976,622
2.64%, 06/06/08	7,000,000	6,981,520
2.82%, 07/15/08	15,000,000	14,911,719
2.84%, 07/22/08	5,000,000	4,967,713
International Lease Finance Corp.
2.70%, 05/22/08	15,000,000	14,976,375
2.98%, 06/05/08	5,000,000	4,985,514
2.72%, 07/01/08	10,000,000	9,953,911
JPMorgan Chase & Co.
2.68%, 05/06/08	10,000,000	9,996,278
2.50%, 10/08/08	15,000,000	14,833,333
Morgan Stanley,
5.14%, 05/23/08	10,000,000	9,968,589
Nordea North America, Inc.
2.67%, 06/06/08	3,000,000	2,991,990
2.74%, 06/30/08	13,000,000	12,940,633
2.68%, 07/07/08	12,000,000	11,940,147
2.70%, 07/29/08	5,000,000	4,966,625

2008 Semiannual Report 35

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Money Market Fund (Continued)

Commercial Paper (d) (continued)
	Shares or
	Principal Amount	Value

FINANCIAL SERVICES (c) (continued)

2.63%, 08/15/08	$10,000,000	$9,922,561
Prudential Funding LLC
2.30%, 05/15/08	6,000,000	5,994,633
2.34%, 05/21/08	7,000,000	6,990,900
2.45%, 06/06/08	20,000,000	19,951,000
Rabobank USA Financial Corp.
2.62%, 05/02/08	15,000,000	14,998,906
2.78%, 07/25/08	15,000,000	14,901,542

		388,448,788

FOOD - DIVERSIFIED (4.4%) (c)
Campbell Soup Co.,
2.35%, 05/01/08	10,837,000	10,837,000
Coca-Cola Co. (The) (a) (b)
2.18%, 05/02/08	10,000,000	9,999,394
2.15%, 05/22/08	20,000,000	19,974,917
Nestle Finance International Ltd.
2.25%, 05/06/08	10,000,000	9,996,875
2.21%, 05/09/08	5,000,000	4,997,544
2.15%, 07/17/08	20,000,000	19,908,028
Pepsi Americas, Inc.
2.50%, 05/13/08	15,000,000	14,987,500
2.50%, 05/29/08	10,000,000	9,980,556

		100,681,814

HOUSEHOLD PRODUCTS (1.9%) (c)
Colgate-Palmolive Co.,
2.13%, 05/20/08	14,500,000	14,483,699
Procter & Gamble Co.
2.16%, 05/09/08	20,000,000	19,990,578
2.10%, 05/19/08	10,000,000	9,989,500

		44,463,777

INDUSTRIAL MACHINERY & EQUIPMENT (2.8%) (c)
Caterpillar Financial Services Corp.
2.18%, 05/01/08	10,000,000	10,000,000
2.15 — 2.16%, 05/07/08	12,500,000	12,495,504
2.15%, 05/09/08	6,550,000	6,546,871
John Deere Bank SA
2.27%, 05/13/08	6,550,000	6,545,044
2.26 — 2.27%, 05/15/08	8,700,000	8,692,343
2.26%, 05/28/08	15,000,000	14,974,575
2.27%, 06/05/08	5,995,000	5,981,769

		65,236,106

INSURANCE (3.9%) (c)
AIG Funding,
2.87%, 05/14/08	15,000,000	14,984,454
Allianz Finance Corp. (a) (b)
2.42%, 06/03/08	20,000,000	19,955,633
2.82%, 07/21/08	10,000,000	9,936,580
ING America Insurance Holdings,
2.50%, 06/09/08	10,000,000	9,972,917
New York Life Capital Corp. (a)
2.23%, 05/02/08	11,078,000	11,077,314
2.15 — 2.20%, 05/05/08	20,000,000	19,995,166
2.20%, 05/14/08	4,301,000	4,297,583

		90,219,647

MALT BEVERAGES (0.8%) (c)
Anheuser-Busch Cos., Inc.
2.75%, 05/02/08	9,106,000	9,105,304
2.73%, 05/07/08	10,000,000	9,995,442

		19,100,746

MOTOR VEHICLE PARTS AND ACCESSORIES (3.9%) (c)
American Honda Finance Corp.,
2.15%, 05/07/08 (a)	15,000,000	14,994,625
Harley-Davidson Funding Corp. (a) (b)
2.20%, 05/07/08	4,750,000	4,748,258
2.15%, 05/20/08	20,000,000	19,977,306
2.20%, 05/21/08	3,900,000	3,895,233
Toyota Motor Credit Corp.
2.16%, 05/01/08	15,000,000	15,000,000
2.34%, 05/15/08	6,000,000	5,994,540
2.53%, 06/23/08	10,000,000	9,962,753
2.57%, 07/18/08	15,000,000	14,916,475

		89,489,190

OIL & GAS (1.5%) (a) (b) (c)
ConocoPhillips
2.23%, 05/02/08	14,600,000	14,599,096
2.18%, 05/29/08	8,000,000	7,986,435
2.48%, 06/03/08	13,000,000	12,970,447

		35,555,978

PERSONAL CREDIT INSTITUTIONS (3.5%)
General Electric Capital Corp (c)
3.03%, 05/02/08	13,000,000	12,998,906
2.40%, 05/27/08	12,000,000	11,979,200
2.45%, 06/23/08	10,000,000	9,963,931
2.45%, 06/25/08	10,000,000	9,962,569
HBOS Treasury Services,
2.73%, 11/07/08 (d)	5,000,000	5,000,000

36 Semiannual Report 2008

Commercial Paper (d) (continued)
	Shares or
	Principal Amount	Value

PERSONAL CREDIT INSTITUTIONS (continued)

HSBC Finance Corp. (c)
2.80%, 05/09/08	$10,000,000	$9,993,778
2.45%, 06/09/08	10,000,000	9,973,458
2.45%, 06/25/08	10,000,000	9,962,569

		79,834,411

PHARMACEUTICAL PREPARATIONS (0.7%) (a) (b) (c)
Pfizer, Inc.,
2.63%, 08/08/08	15,000,000	14,891,513

RETAIL (0.5%) (c)
Wal-Mart Stores, Inc.,
2.00%, 05/28/08	11,558,000	11,540,663

TELECOMMUNICATIONS (2.7%) (a) (b) (c)
AT&T, Inc.
2.25%, 05/19/08	9,000,000	8,989,875
2.23 — 2.26%, 05/30/08	17,300,000	17,268,681
2.12%, 06/11/08	10,000,000	9,975,856
Telstra Corp. Ltd.
2.50%, 06/12/08	16,600,000	16,551,583
2.50%, 06/25/08	8,325,000	8,293,203

		61,079,198

UTILITIES (1.6%) (c)
FPL Group Capital, Inc.
2.28%, 05/01/08	5,000,000	5,000,000
2.30%, 05/06/08	3,000,000	2,999,042
2.27%, 05/08/08	20,000,000	19,991,172
2.30%, 05/12/08	3,000,000	2,997,892
2.22%, 05/14/08	5,000,000	4,995,991

		35,984,097

Total Commercial Paper		1,844,424,554

Corporate Bonds (9.3%)

BANKS — FOREIGN (0.9%)
Svenska Handelsbanken,
3.05%, 05/05/08	20,000,000	20,000,044

BANKS — MORTGAGE (1.4%) (b) (d)
Northern Rock PLC
2.81%, 08/01/08	20,000,000	20,000,000
2.99%, 10/08/08	12,500,000	12,500,000

		32,500,000

FINANCIAL SERVICES (1.2%) (d)
Citigroup, Inc.,
3.16%, 05/02/08	20,000,000	20,000,018
Commodore I Ltd.,
2.98%, 06/12/08	8,355,804	8,355,804

		28,355,822

INSURANCE (1.6%) (d)
Allstate Life Global Funding
2.81%, 11/07/08 (b)	15,000,000	15,000,000
2.92%, 11/27/08	10,000,000	10,000,000
2.92%, 11/27/08	12,500,000	12,500,000

		37,500,000

MOTOR VEHICLE PARTS AND ACCESSORIES (1.1%) (b) (d)
American Honda Finance,
3.15%, 08/06/08	25,000,000	25,000,000

PERSONAL CREDIT INSTITUTIONS (0.9%) (d)
HSBC Finance Corp.
3.07%, 05/21/08	1,000,000	999,890
2.96%, 11/24/08	20,000,000	20,000,000

		20,999,890

SECURITY BROKERS & DEALERS (2.2%) (d)
Goldman Sachs Group, Inc.,
2.92%, 11/24/08 (a)	30,000,000	30,000,000
Morgan Stanley,
2.85%, 12/03/08	20,000,000	20,000,000

		50,000,000

Total Corporate Bonds		214,355,756

Government Mortgage Backed Agencies (3.2%)

US GOVERNMENT AGENCIES (3.2%)
Federal Home Loan Bank
3.56%, 05/02/08 (c)	9,290,000	9,289,081
2.13%, 10/24/08 (c)	2,120,000	2,097,924
4.50%, 11/07/08	30,000,000	29,999,951
2.85%, 02/13/09	13,030,000	13,030,000
Federal Home Loan Mortgage Corp.,
2.85%, 02/13/09	11,190,000	11,190,000

2008 Semiannual Report 37

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Money Market Fund (Continued)

Government Mortgage Backed Agencies (continued)
	Shares or
	Principal Amount	Value

US GOVERNMENT AGENCIES (continued)

Federal National Mortgage Assoc.,
4.14%, 05/02/08 (c)	$7,000,000	$6,999,195

Total Government Mortgage Backed Agencies		72,606,151

Municipal Bond (1.7%) (d)

FLORIDA (1.7%)
Florida Hurricane Catastrophe,
2.93%, 11/14/08	40,000,000	40,000,000

Total Municipal Bond		40,000,000

Total Investments (Cost $2,304,864,164) (e) — 100.2%		2,304,864,164

Liabilities in excess of other assets — (0.2)%		(5,491,609)

NET ASSETS — 100.0%		$2,299,372,555

(a)	Restricted securities issued pursuant to Section 4(2) of the Securities Act of 1933. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2008, all such securities in total represented 37.5% of net assets.

(c)	The rate reflected in the Statement of Investments is the discount rate at the time of purchase.

(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2008. The maturity date represents the actual maturity date.

(e)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

38 Semiannual Report 2008

Statement of Assets and Liabilities
April 30, 2008 (Unaudited)

Nationwide
Money Market Fund

Assets:
Investments, at value (cost $2,304,864,164)	$2,304,864,164
Interest and dividends receivable	1,995,142
Receivable for capital shares issued	628,289
Prepaid expenses and other assets	31,946

Total Assets	2,307,519,541

Liabilities:
Cash overdraft	3,467
Distributions payable	26,921
Payable for capital shares redeemed	6,972,625
Accrued expenses and other payables:
Investment advisory fees	737,187
Fund administration and transfer agent fees	17,566
Distribution fees	758
Administrative servicing fees	216,784
Compliance program costs (Note 3)	41,637
Other	130,041

Total Liabilities	8,146,986

Net Assets	$2,299,372,555

Represented by:
Capital	$2,301,045,228
Accumulated net investment loss	(1,878)
Accumulated net realized losses from investment transactions	(1,670,795)

Net Assets	$2,299,372,555

Institutional Class Shares	$1,678,289,109
Service Class Shares	9,193,118
Prime Shares	611,890,328

Total	$2,299,372,555

Shares Outstanding (unlimited number of shares authorized):
Institutional Class Shares	1,679,563,393
Service Class Shares	9,202,243
Prime Shares	612,547,582

Total	2,301,313,218

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Institutional Class Shares	$1.00
Service Class Shares	$1.00
Prime Shares	$1.00

See accompanying notes to financial statements.

2008 Semiannual Report 39

Statement of Operations
For the Six Months Ended April 30, 2008 (Unaudited)

Nationwide
Money Market Fund

INVESTMENT INCOME:
Interest income	$43,677,800
Dividend income	65,816

Total Income	43,743,616

Expenses:
Investment advisory fees	4,234,290
Fund administration and transfer agent fees	1,020,420
Distribution fees Service Class	7,184
Administrative servicing fees Service Class	4,536
Administrative servicing fees Prime	415,414
Registration and filing fees	19,878
Trustee fees	57,499
Compliance program costs (Note 3)	1,379
Custodian fees	53,284
Other	252,610

Total expenses before waived expenses	6,066,494
Earnings credit (Note 5)	(8,102)
Distribution fees voluntarily waived — Service Class	(2,395)

Net Expenses	6,055,997

Net Investment Income	37,687,619

REALIZED/UNREALIZED LOSSES FROM INVESTMENTS:
Net realized losses from investments	(6,376,774)
Net increase from payment by adviser (Note 3)	4,721,166

Net realized/unrealized gains on investment transactions	(1,655,608)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$36,032,011

See accompanying notes to financial statements.

40 Semiannual Report 2008

Statements of Changes in Net Assets

	Nationwide Money Market Fund

	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007
	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$37,687,619	$86,864,179
Net realized losses from investment transactions	(1,655,608)	(1,362)

Change in net assets resulting from operations	36,032,011	86,862,817

Distributions to Shareholders From:
Net investment income:
Institutional Class	(28,010,714)	(65,995,097)
Service Class	(158,706)	(415,950)
Prime Class	(9,525,735)	(20,438,434)

Change in net assets from shareholder distributions	(37,695,155)	(86,849,481)

Change in net assets from capital transactions	325,739,658	334,488,931

Change in net assets	324,076,514	334,502,267

Net Assets:
Beginning of period	1,975,296,041	1,640,793,774

End of period	$2,299,372,555	$1,975,296,041

Accumulated net investment income (loss) at end of period	$(1,878)	$5,658

CAPITAL TRANSACTIONS:
Institutional Class Shares
Proceeds from shares issued	$464,809,496	$796,994,614
Dividends reinvested	28,011,377	65,991,993
Cost of shares redeemed	(278,270,301)	(669,867,801)

Total Institutional Class	214,550,572	193,118,806

Service Class Shares
Proceeds from shares issued	3,035,817	4,376,416
Dividends reinvested	157,727	415,945
Cost of shares redeemed	(2,956,373)	(5,728,347)

Total Service Class	237,171	(935,986)

Prime Shares
Proceeds from shares issued	290,090,214	466,330,168
Dividends reinvested	9,326,202	19,847,167
Cost of shares redeemed	(188,464,501)	(343,871,224)

Total Prime Service	110,951,915	142,306,111

Change in net assets from capital transactions:	$325,739,658	$334,488,931

SHARE TRANSACTIONS:
Institutional Class Shares
Issued	464,809,496	796,994,614
Reinvested	28,011,377	65,991,993
Redeemed	(278,270,301)	(669,867,801)

Total Institutional Class Shares	214,550,572	193,118,806

See accompanying notes to financial statements.

2008 Semiannual Report 41

Statements of Changes in Net Assets (Continued)

	Nationwide Money Market Fund

	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	3,035,817	4,376,416
Reinvested	157,727	415,945
Redeemed	(2,956,373)	(5,728,347)

Total Service Class Shares	237,171	(935,986)

Prime Shares
Issued	290,090,214	466,330,138
Reinvested	9,326,202	19,847,167
Redeemed	(188,464,501)	(343,871,224)

Total Prime Shares	110,951,915	142,306,081

Total change in shares:	325,739,658	334,488,901

See accompanying notes to financial statements.

42 Semiannual Report 2008

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Money Market Fund

		Investment Activities		Distributions						Ratios / Supplemental Data

													Ratio of
													Expenses
	Net Asset		Total							Net Assets	Ratio of	Ratio of Net	(Prior to
	Value,	Net	from	Net		Capital		Net Asset		at End of	Expenses	Investment	Reimbursements)
	Beginning	Investment	Investment	Investment	Total	Contributions		Value, End	Total	Period	to Average	Income to Average	to Average
	of Period	Income	Activities	Income	Distributions	from Adviser		of Period	Return (a)	(000’s)	Net Assets (b)	Net Assets (b)	Net Assets (b) (c)

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$1.00	0.02	0.02	(0.02)	(0.02)	—	(e)	$1.00	1.77%	$1,678,289	0.52%	3.49%	0.52%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	—		$1.00	5.01%	$1,464,958	0.51%	4.90%	0.51%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	—		$1.00	4.40%	$1,271,826	0.54%	4.32%	(d)
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	—		$1.00	2.41%	$1,525,487	0.55%	2.40%	(d)
Year Ended October 31, 2004	$1.00	0.01	0.01	(0.01)	(0.01)	—		$1.00	0.73%	$1,219,343	0.54%	0.73%	(d)
Year Ended October 31, 2003	$1.00	0.01	0.01	(0.01)	(0.01)	—		$1.00	0.77%	$1,214,406	0.56%	0.73%	(d)

Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$1.00	0.02	0.02	(0.02)	(0.02)	—	(e)	$1.00	1.65%	$9,193	0.71%	3.27%	0.76%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	—		$1.00	4.82%	$8,961	0.74%	4.67%	0.79%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	—		$1.00	4.17%	$9,901	0.75%	4.14%	0.80%
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	—		$1.00	2.21%	$6,710	0.75%	2.30%	0.88%
Year Ended October 31, 2004	$1.00	0.01	0.01	(0.01)	(0.01)	—		$1.00	0.52%	$5,952	0.75%	0.51%	0.78%
Year Ended October 31, 2003	$1.00	0.01	0.01	(0.01)	(0.01)	—		$1.00	0.59%	$8,473	0.75%	0.89%	0.92%

Prime Shares
Six Months Ended April 30, 2008 (Unaudited)	$1.00	0.02	0.02	(0.02)	(0.02)	—	(e)	$1.00	1.70%	$611,890	0.66%	3.33%	0.66%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	—		$1.00	4.94%	$501,377	0.58%	4.84%	0.58%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	—		$1.00	4.35%	$359,067	0.59%	4.27%	(d)
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	—		$1.00	2.36%	$334,991	0.60%	2.31%	(d)
Year Ended October 31, 2004	$1.00	0.01	0.01	(0.01)	(0.01)	—		$1.00	0.67%	$395,038	0.60%	0.66%	(d)
Year Ended October 31, 2003	$1.00	0.01	0.01	(0.01)	(0.01)	—		$1.00	0.69%	$470,771	0.64%	0.73%	(d)

(a)	Not annualized for periods less than one year, if any.
(b)	Annualized for periods less than one year, if any.
(c)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	There were no fee reductions during the period.
(e)	Includes payment from the Investment Adviser which increased the total return by 0.13% (Note 3).

See accompanying notes to financial statements.

2008 Semiannual Report 43

Notes to Financial Statements
April 30, 2008 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2008, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates sixty-two (62) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Growth Fund (“Growth”)
-	Nationwide Fund (“Nationwide”)
-	Nationwide Money Market Fund (“Money Market”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) in which the Growth and Nationwide Funds invest are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Investments of the Money Market Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight line) basis to the maturity of the security.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Board of Trustees’ Valuation &

44 Semiannual Report 2008

Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

Nationwide is permitted to hold foreign equity securities and values the foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and its own Valuation Time, Nationwide will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on Nationwide foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies. During the period ended April 30, 2008, the Funds did not transact in foreign currencies.

(d)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

2008 Semiannual Report 45

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin” payments, are made each day depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets. As of April 30, 2008, the Funds did not have any open futures.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(f)	Securities Lending

To generate additional income, each of the Funds, with the exception of Money Market, may lend their respective portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of April 30, 2008, the following Funds had securities with the following market value on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

Growth	$1,503,175	$1,564,124

Nationwide	210,464	305,625

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for the Growth and Nationwide Funds and are declared daily and paid monthly for the Money Market Fund. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

46 Semiannual Report 2008

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(h)	Federal Income Taxes

It is the policy of each Fund to qualify or to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Accordingly, the Funds were required to implement FIN 48 in their net asset value per share (NAV) calculation on April 30, 2008. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Funds’ current financial statements. Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Funds’ taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to each Fund’s NAV and financial statements.

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all funds within the Trust. For the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreements, Nationwide Fund Advisors (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds (as shown in the table below). NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), whose parent company is Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting subadvisers and monitoring, on an ongoing basis, the performance of the subadvisers, for the Funds that NFA advises. The subadvisers manage each of their respective Fund’s investments and have the responsibility for making all investment decisions for the applicable Funds. Aberdeen Asset Management Inc. (“Aberdeen”) is the subadviser to Growth and Nationwide.

2008 Semiannual Report 47

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

Effective January 1, 2008, Nationwide Asset Management, LLC, an affiliate of NFA, became subadviser to Money Market.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. For the six months ended April 30, 2008, the Funds paid investment management fees to NFA according to the schedule below:

		Total
Fund	Fee Schedule	Fees

Growth and Nationwide	$0 up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	$5 billion or more	0.50%

Money Market	$0 up to $1 billion	0.40%
	$1 billion up to $3 billion	0.38%
	$3 billion up to $5 billion	0.36%
	$5 billion and more	0.34%

From such fees, pursuant to the subadvisory agreements, NFA paid the subadvisers $2,312,810 for the six months ended April 30, 2008.

NFA and the Money Market Fund have entered into a written Expense Limitation Agreement that limits operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative service fees, other expenses which are capitalized in accordance with GAAP and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Funds’ business) from exceeding 0.59% for the Prime Shares and Institutional Class Shares until at least May 1, 2009. In addition, the Service Class Shares have entered into an Expense Limitation Agreement that limits operating expenses (including Rule 12b-1 fees and administrative service fees) from exceeding 0.75%, until at least May 1, 2009.

NFA may request and receive reimbursement from the Money Market Fund of the advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted. As of April 30, 2008, Money Market had no cumulative potential reimbursements.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”). These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R	Service Class
Fund	Shares	Shares	Shares	Shares	Shares

Growth	0.25%	1.00%	1.00%	0.50%	N/A

Nationwide	0.25%	1.00%	1.00%	0.50%	N/A

Money Market	N/A	N/A	N/A	N/A	0.15%

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A and Class D

48 Semiannual Report 2008

shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares. From these fees, NFD pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions of Class B shares made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares made within one year of purchase. For the six months ended April 30, 2008, NFD received commissions of $147,757 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $16,119 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds, and serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion up to $3 billion	0.19%

$3 billion up to $4 billion	0.15%

$4 billion up to $5 billion	0.08%

$5 billion up to $10 billion	0.05%

$10 billion up to $12 billion	0.03%

$12 billion or more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”), the Nationwide Optimal Allocations Fund: Defensive, Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations Fund: Moderate Growth, Nationwide Optimal Allocations Fund: Growth, and Nationwide Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) and the Nationwide Destination 2010, Nationwide Destination 2015, Nationwide Destination 2020, Nationwide Destination 2025, Nationwide Destination 2030, Nationwide Destination 2035, Nationwide Destination 2040, Nationwide Destination 2045, Nationwide Destination 2050, and Nationwide Retirement Income Funds (collectively, the “Target Destination Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds, the Optimal Funds and the Target Destination Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining

2008 Semiannual Report 49

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, Prime Shares, Service Class and Institutional Service Class shares of each of the Funds.

For the six months ended April 30, 2008, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount

Growth	$8,482

Nationwide	242,322

Money Market	205,678

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Board of Trustees and the Trust, the Board of Trustees has agreed to reimburse NFA for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2008, the Funds’ portion of such costs amounted to $3,364.

On November 2, 2007, Nationwide Mutual Insurance Company (“NMIC”) purchased several structured investment vehicle notes from the Money Market Fund. These notes were purchased at a price equal to the notes’ amortized cost including accrued interest totaling $81,133,320, of which $4,721,166 was a contribution from NMIC representing the amount in excess of the estimated value of the notes determined in good faith.

4. Short-Term Trading Fees

The Funds (except Money Market) assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 30 calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains. For the six months ended April 30, 2008, the Funds shown below had the following contributions to capital due to collection of redemption fees:

Fund	Class A	Class B	Class C	Class D

Growth	$73	$8	$35	$542

Nationwide	266	55	—	1501

For the year ended October 31, 2007, the following Fund had contributions to capital due to collection of redemption fees:

Fund	Class A	Class B	Class C	Class D

Growth	$1,203	$18	$—	$1,097

Nationwide	2,505	185	6	5,433

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be shown on the Statement of Operations. No compensating balances were required under

50 Semiannual Report 2008

the terms of the line of credit. The line of credit is renewed annually, expiring on June 24, 2008, with a commitment fee of 0.07% per year on $100,000,000. The Board of Trustees has approved a one-month extension beyond the date of expiration for the Funds’ current line of credit, as well as a one-year renewal to begin at the expiration of such extension. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. There were no borrowings under this line of credit during the six months ended April 30, 2008.

The Trust’s custodian bank has agreed to reduce its fees (earnings credits) when the Funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2008, were as follows:

Fund	Purchases	Sales

Growth	$228,574,397	$237,441,208

Nationwide	1,751,967,786	1,830,633,484

Purchases and sales of U.S. Government securities for the six months ended April 30, 2008, were as follows:

Fund	Purchases	Sales

Money Market	$240,982,914	$74,627,604

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

8. New Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

2008 Semiannual Report 51

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on each Fund’s financial statements and related disclosures.

9. Federal Tax Information

As of April 30, 2008, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Growth	$181,780,649	$9,143,291	$(5,093,177)	$4,050,114

Nationwide	1,108,525,743	42,948,113	(49,656,090)	(6,707,977)

52 Semiannual Report 2008

Management Information
(Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of
	Position(s) Held		Portfolios in the
	with the Trust		Nationwide Fund	Other
Name, Address	and Length of	Principal Occupation(s)	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	120	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting group) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	120	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	120	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST, a global management consulting firm.	120	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	120	None

2008 Semiannual Report 53

Management Information (Continued)
(Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of
	Position(s) Held		Portfolios in the
	with the Trust		Nationwide Fund	Other
Name, Address	and Length of	Principal Occupation(s)	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 - 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	120	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts; Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation .	120	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004[4]	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	120	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	120	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFA, the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, are wholly-owned subsidiaries of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.
4	Mr. McCarthy resigned from the Board of Trustees as of April 2, 2008.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

54 Semiannual Report 2008

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of
	Position(s) Held		Portfolios in the
	with the Trust and	Principal	Nationwide Fund	Other Directorships
Name, Address	Length of Time	Occupation(s)	Complex Overseen by	Held by
and Year of Birth	Served[1]	During Past 5 Years	Trustee	Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	120	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

Stephen T. Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer since January 2008[4]
Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA, [2] Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007
Mr. Finelli is the Principal Financial Officer and Senior Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]
			N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2008 Semiannual Report 55

Management Information (Continued)
(Unaudited)

Number of
	Position(s) Held		Portfolios in the
	with the Trust and	Principal	Nationwide Fund	Other Directorships
Name, Address	Length of Time	Occupation(s)	Complex Overseen by	Held by
and Year of Birth	Served[1]	During Past 5 Years	Trustee	Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007). [2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008
Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008). [2] From January 2006 through April 2007, Mr. Butler was Vice President - Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President - Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006
			N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. Prior to that, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

56 Semiannual Report 2008

Supplemental Information (Unaudited)

A. Renewal of Advisory (and Sub-advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreement”) with its investment advisers and, as applicable, sub-advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

On December 4, 2007, the Independent Trustees met in person with their independent legal counsel (“Independent Legal Counsel”) to consider information provided by the Adviser and others to assist the Trustees in considering whether to renew the Advisory Agreement for a one year term beginning May 1, 2008. Immediately following the meeting, all Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to consider such matters, and to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the December 4, 2007 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations.

In preparation for the December 4, 2007 meeting, the Trustees were provided, at the request of the Trustees, with a wide range of information to assist in their deliberations, including (i) reports from Lipper Inc. describing, on a Fund-by-Fund basis, each Fund’s (a) performance rankings (where “first quintile” denotes the best performance) (over multiple years ended September 30, 2007) compared with performance groups and performance universes created by Lipper (and in some cases, customized peer groups created by the Adviser) of similar or peer group funds, and (b) expense rankings (where “first quintile” denotes the lowest fees and expenses) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds; (ii) information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2007) compared with the Fund’s benchmark and Lipper categories; (iii) for Funds under “close review,” copies of letters from Adviser to the portfolio manager of each such Fund, together with the portfolio manager’s written response describing the reasons for the Fund’s underperformance, (iv) information from the Adviser describing, on a Fund-by-Fund basis, performance for the months of October and November, 2007, and annual performance for the year ended November 30, 2007, (v) reports from the Adviser describing, on a Fund-by-Fund basis, the Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of the Adviser’s methodology in calculating its profitability, (vi) information from the Adviser describing, on a Fund-by-Fund basis, any fees paid to the Adviser for managing similar, non-affiliated institutional accounts, including the range of fee levels for such accounts, and (vii) information from the Adviser describing ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the December 4, 2007 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel and Independent Legal Counsel, among other things, the information described above, and information regarding: (i) the nature, extent and quality of services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of each Fund and the Adviser, (iii) the costs of the services provided by the Adviser under the Advisory Agreement and the profits realized by the Adviser thereunder, (iv) the extent to which economies of scale may be present and, if so, whether they are being shared with the Fund’s shareholders, (v) comparisons of the Adviser’s fees under the Advisory Agreement with investment advisory fees paid by a peer group of funds and those paid by non-affiliated institutional clients to the Adviser for managing similar accounts, and (vi) any ancillary benefits inuring to the Adviser and its affiliates as a result of being investment adviser for the Trust. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to

2008 Semiannual Report 57

Supplemental Information (Unaudited) (Continued)

brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; the financial condition and stability of the Adviser; the terms of each Advisory Agreement; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the December 4, 2007 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions at the contract approval meeting of the Board of Trustees to be held on January 10, 2008.

At the January 10, 2008 meeting of the Board of Trustees of the Trust, the Board received and considered information provided by the Adviser in follow-up from the December 4, 2007 Board meeting and, after consulting among themselves, and with the Adviser, Trust counsel and Independent Legal Counsel, concluded unanimously to renew the Advisory Agreement for the reasons set forth in the following section. In determining whether to renew the Advisory Agreements for the Fund, the Board ultimately reached a determination, with the assistance of Trust counsel and Independent Legal Counsel, that the renewal of the Advisory Agreement and the compensation to be received by the Adviser under the Advisory Agreement is consistent with the Board’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board in reaching its determination is aware that shareholders of the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors, and that the Fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other public disclosures, have chosen to invest in this Fund, managed by the Adviser.

Nationwide Growth Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s performance had been good. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to maintain performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was low. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were low. Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

58 Semiannual Report 2008

The Trustees found that the Fund’s performance had been good. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to maintain performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds placed the Fund in the third quintile of the peer group, while total expenses for the Fund were relatively low. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were low. Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide Money Market Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s performance had been good in all periods presented. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to maintain performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was higher, at six basis points above the median, but within the range of the peer group funds, and total expenses were relatively low. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were below the median of the peer group funds. Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

B. Submission of Matters to a Vote of Security Holders:

On December 11, 2007, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Money Market Fund were asked to approve the Subadvisory Agreement among Nationwide Mutual Funds, Nationwide Fund Advisors and Nationwide Asset Management, LLC, on behalf of the Fund.

2008 Semiannual Report 59

Supplemental Information (Unaudited) (Continued)

Voting Results

The voting results of the Fund on the proposal is presented below:

	Shares	Shares	Shares	Broker
Fund	Voted For	Voted Against	Abstained	Non-Votes	Total

Nationwide Money Market Fund	998,210,255	23,910,281	60,181,803	0.00	1,082,302,339

60 Semiannual Report 2008

SemiannualReport
April 30, 2008 (Unaudited)

Contents

1	Message to Shareholders

NorthPointe Funds
3	NorthPointe Small Cap Growth Fund
9	NorthPointe Small Cap Value Fund

24	Notes to Financial Statements

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders
April 30, 2008

Dear Shareholder:

As I write this letter to accompany our semiannual reports, it’s clear that the markets and the economy have continued to create significant headwinds for investors. With skyrocketing fuel prices, fallout from the subprime mortgage crisis, a sharp decline in the relative value of the U.S. dollar and renewed fears about economic recession, challenging conditions abound for investors and money managers alike.

Market Review

To give you some market context, the major stock-market indexes performed poorly during the six-month reporting period that ended April 30, 2008. Large-capitalization stocks fell sharply as the Standard & Poor’s 500® (S&P 500) Index registered -9.64% for the reporting period. No relief was in sight in the growth or value segments of the market; the Russell 1000® Growth Index and the Russell 1000® Value Index registered -9.28% and -9.83%, respectively. The reporting period ended on a note of optimism, however, as each of these equity indexes posted positive returns for the month ended April 30, 2008: 4.87% for the S&P 500 Index, 5.25% for the Russell 1000® Growth Index and 4.87% for the Russell 1000® Value Index.

The bond markets offered some degree of comfort during the reporting period as the Lehman Brothers (LB) Aggregate Index recorded a 4.08% return, but yields are still significantly below where they were just one year ago.

The rocky markets continue to serve as a stark reminder that sometimes the most prudent defense against market risk may be to diversify across many different asset classes. With Nationwide Fundssm, investors have access to fund choices that include a variety of asset classes and investment styles, and the subadvisers of each fund skillfully navigate the challenges they face in their own particular ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Funds portfolios contributed commentaries to this semiannual report. In these commentaries, the managers describe the circumstances and market conditions they encountered throughout the semiannual reporting period, and they explain the investment strategies they employed in response.

Award-Winning Fund Family

In more positive news, we were gratified to learn that Nationwide Funds Groupsm (NFG) was recognized as the “Best Fixed Income Fund Family” in the small fund company category at the annual Lipper Fund Awards ceremony held recently in New York City. NFG ranked first out of 73 fund families with less than $28 billion in total net assets during the three-year period ended December 31, 2007. In addition, three Nationwide® mutual funds received Lipper Fund Awards for their category-leading performance.

We’re proud to be acknowledged by Lipper for the strong performance of our mutual funds, and we congratulate and thank our fixed-income subadvisers — Nationwide Asset Management, LLC and Morley Capital Management, Inc. — for their vital contributions. While winning awards is not our primary goal, doing so is one way to validate our mission to help investors pursue their financial goals by selecting the best possible managers for each investment style.

Once again we thank you for entrusting your assets to NFG, and we wish you all the best for the remainder of 2008.

Sincerely,

Stephen T. Grugeon
Chief Operating Officer and Interim President
Nationwide Funds Group

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

The Fixed Income: Small category included 73 fund families with less than $28 billion in total net assets.

Lipper determined the award winner by averaging the decile rank of the three-year Consistent Return scores for all of the funds within the eligible group. The fund family with the lowest average decile rank received the award. The first decile is considered the best ranking and the tenth decile is considered the worst.

Consistent Return is a quantitative metric that incorporates two characteristics: risk adjusted return and the strength of the fund’s performance trend. Consistent

2008 Semiannual Report 1

Message to Shareholders
Continued

Return reflects funds’ historical risk-adjusted returns, adjusted for volatility, relative to peers.

Current performance may be either higher or lower than the performance used to determine the award. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

Investments in small-company stocks, which have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Russell 2000® Index:  An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell 2000® Growth Index:  An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV (NorthPointe Small Cap Growth Fund) and for Institutional Class shares* at NAV (NorthPointe Small Cap Value Fund). Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

*	Institutional Class shares are available only to certain investors.

Sales charge and fee information:  NorthPointe Small Cap Growth Fund Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Sales charge and fee information:  The NorthPointe Small Cap Value Fund has no sales charge or 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report. Views expressed within are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of each Fund’s portfolio holdings can be found on the Trust’s internet site nationwidefunds.com.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwidefunds.com. Please read it carefully before investing any money.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with NorthPointe Capital® LLC.

2 Semiannual Report 2008

NorthPointe Small Cap Growth Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the NorthPointe Small Cap Growth Fund (Class A at NAV) registered -22.97% versus -14.14% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Growth Funds (consisting of 620 funds as of April 30, 2008) was -16.55% for the same time period.

Can you describe the market environment during the reporting period?

During the reporting period, equities were under selling pressure, with small-capitalization stocks trailing both large-and mid-cap stocks. Within the small-cap universe, growth lagged value as commodities and deep cyclical-oriented stocks experienced cash inflows. Market weakness was broad-based, with the energy sector the only one out of 10 in the benchmark index to post a positive return. Investors continued to be concerned about the prevailing credit crunch as well as the prospect of the U.S. economy entering a recession. As a result, commodities continued to attract investment dollars, pushing their prices to record levels.

What areas of investment provided the most positive relative returns for the Fund?

The top-performing sectors in the portfolio included financials, consumer staples and materials; stock selection was the primary driver of outperformance. Individual stocks that contributed the most positive performance to the Fund during the reporting period were World Acceptance Corp. and FCStone Group, Inc. Both of these companies provide financial products and services to institutions and benefited from a slight moderation in the credit environment as well as solid operational execution. Also aiding Fund performance was our position in Central European Distribution Corp., a beverage distributor that benefited from strategic acquisitions. We continue to own each of these stocks due to their strong growth profiles.

What areas detracted from Fund performance?

From a sector perspective, the detractors from Fund performance included technology, industrials and consumer discretionary. The Fund’s investment philosophy, however, focuses on individual stock selection. Among the most significant individual detractors from Fund performance was Crocs, Inc., a specialty apparel company whose stock declined after the company announced a weaker-than-expected financial outlook. Also hampering Fund results was skin-care product maker Obagi Medical Products, Inc., which experienced slower consumer demand as gas prices and macroeconomic pressures affected the U.S. economy. Finally, Fund holding EMCORE Corp., a satellite and terrestrial solar power products company, saw its shares decline due to concerns about the timing of future contracts.

What is your outlook for the near term?

Many of the issues that challenged the markets in 2007 have carried over into 2008. A slowing economy, credit concerns and weakening consumer spending are likely to make 2008 a challenging year, especially for small-capitalization stocks. Current market trends may persist in the near term. Any improvement in the credit or macroeconomic environment, however, could provide a rebound for small-cap stocks.

Subadviser:
NorthPointe Capital® LLC

Portfolio Manager:
Carl Wilk, CFP

2008 Semiannual Report 3

Fund Performance	NorthPointe Small Cap Growth Fund

Average Annual Total Return
(For periods ended April 30, 2008)

					Gross	Net
		Six			Expense	Expense
		Month*	1 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC6	-22.97%	-17.88%	6.11%	1.55%	1.40%
	w/SC3	-27.41%	-22.62%	4.37%

Class B	w/o SC6	-23.28%	-18.48%	5.39%	2.25%	2.10%
	w/SC4	-26.77%	-22.20%	4.71%

Class C	w/o SC6	-23.28%	-18.48%	5.39%	2.25%	2.10%
	w/SC5	-23.98%	-19.22%	5.39%

Class R2		-23.09%	-18.09%	5.84%	1.95%	1.80%

Institutional Service Class[2]		-22.87%	-17.64%	6.42%	1.25%	1.10%

Institutional Class[2]		-22.85%	-17.62%	6.45%	1.25%	1.10%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on September 29, 2004.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the NorthPointe Small Cap Growth Fund, Russell 2000 Growth Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

4 Semiannual Report 2008

Shareholder	NorthPointe Small Cap Growth Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
NorthPointe Small Cap Growth Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	770.30	6.60	1.50
	Hypothetical	(b)	1,000.00	1,017.40	7.52	1.50

Class B Shares	Actual		1,000.00	767.20	9.10	2.07
	Hypothetical	(b)	1,000.00	1,014.57	10.37	2.07

Class C Shares	Actual		1,000.00	767.20	9.10	2.07
	Hypothetical	(b)	1,000.00	1,014.57	10.37	2.07

Class R Shares	Actual		1,000.00	769.10	7.04	1.60
	Hypothetical	(b)	1,000.00	1,016.91	8.02	1.60

Institutional Service Class Shares	Actual		1,000.00	771.30	4.84	1.10
	Hypothetical	(b)	1,000.00	1,019.39	5.52	1.10

Institutional Class Shares	Actual		1,000.00	771.50	4.85	1.10
	Hypothetical	(b)	1,000.00	1,019.39	5.52	1.10

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 5

Portfolio Summary	NorthPointe Small Cap Growth Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	96.4%
Repurchase Agreements	1.2%
Other assets in excess of liabilities	2.4%

100.0%

Top Industries

Semiconductors & Semiconductor Equipment	9.6%
Internet Software & Services	6.9%
Health Care Providers & Services	6.1%
Communications Equipment	5.2%
Hotels, Restaurants & Leisure	4.9%
Software	4.9%
Machinery	4.8%
Consumer Finance	4.5%
Energy Equipment & Services	4.4%
Capital Markets	3.6%
Other	45.1%

100.0%

Top Holdings*

Scientific Games Corp., Class A	2.5%
Silicon Motion Technology Corp. ADR	2.2%
World Acceptance Corp.	2.1%
ON Semiconductor Corp.	2.1%
FCStone Group, Inc.	2.0%
Diodes, Inc.	2.0%
LKQ Corp.	1.9%
Cynosure, Inc., Class A	1.9%
Interwoven, Inc.	1.9%
TTM Technologies, Inc.	1.8%
Other	79.6%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

6 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

NorthPointe Small Cap Growth Fund

Common Stocks (96.4%)
	Shares or
	Principal Amount	Value

Aerospace & Defense (1.0%)
LMI Aerospace, Inc. *	46,635	$895,392

Air Freight & Logistics (1.5%)
Atlas Air Worldwide Holdings, Inc.*	21,400	1,298,552

Beverages (1.8%)
Central European Distribution Corp.*	26,400	1,608,288

Capital Markets (3.6%)
FCStone Group, Inc.*	43,017	1,781,764
Penson Worldwide, Inc.*	125,500	1,365,440

		3,147,204

Chemicals (1.0%)
Zoltek Cos., Inc.*	32,248	860,054

Commercial Services & Supplies (3.4%)
Cenveo, Inc.*	63,365	650,758
GeoEye, Inc.*	26,427	608,614
Hill International, Inc.*	70,300	1,015,835
On Assignment, Inc.*	101,500	713,545

		2,988,752

Communications Equipment (5.2%)
Ciena Corp.*	18,300	618,723
CommScope, Inc.*	31,700	1,507,335
Harmonic, Inc.*	99,900	826,173
Polycom, Inc.*	71,800	1,608,320

		4,560,551

Construction & Engineering (1.8%)
Northwest Pipe Co.*	36,800	1,564,736

Consumer Finance (4.5%)
Cash America International, Inc.	14,512	591,945
EZCORP, Inc., Class A*	122,551	1,487,769
World Acceptance Corp.*	46,395	1,827,035

		3,906,749

Distributor (1.9%)
LKQ Corp.*	76,100	1,655,936

Diversified Consumer Services (1.5%)
INVESTools, Inc.*	109,500	1,269,105

Electrical Equipment (1.3%)
Woodward Governor Co.	33,100	1,162,803

Electronic Equipment & Instruments (1.8%)
TTM Technologies, Inc.*	121,500	1,617,165

Energy Equipment & Services (4.4%)
Key Energy Services, Inc.*	84,000	1,150,800
Pioneer Drilling Co.*	47,800	780,574
Superior Energy Services, Inc.*	18,500	821,030
Willbros Group, Inc.*	30,000	1,082,700

		3,835,104

Health Care Equipment & Supplies (2.9%)
Cynosure, Inc., Class A*	63,400	1,649,668
Greatbatch, Inc.*	48,400	879,912

		2,529,580

Health Care Providers & Services (6.1%)
Bio-Reference Laboratories, Inc.*	53,317	1,342,522
Genoptix, Inc.*	37,832	1,037,732
inVentiv Health, Inc.*	51,400	1,528,122
PharMerica Corp.*	84,600	1,440,738

		5,349,114

Health Care Technology (1.1%)
Phase Forward, Inc.*	52,065	957,996

Hotels, Restaurants & Leisure (4.9%)
Monarch Casino & Resort, Inc.*	73,296	970,439
Scientific Games Corp., Class A*	77,213	2,174,318
Texas Roadhouse, Inc., Class A*	100,400	1,184,720

		4,329,477

Household Durables (1.4%)
Jarden Corp.*	57,915	1,234,748

Insurance (0.9%)
National Interstate Corp.	36,381	827,668

Internet Software & Services (6.9%)
Bankrate, Inc.*	20,200	1,055,248
Interwoven, Inc.*	144,900	1,631,574
j2 Global Communications, Inc.*	59,700	1,277,580
TheStreet.com, Inc.	116,646	911,005
Website Pros, Inc.*	132,520	1,192,680

		6,068,087

IT Services (1.8%)
CyberSource Corp.*	85,600	1,553,640

Leisure Equipment & Products (1.0%)
Callaway Golf Co.	63,828	876,997

Life Sciences Tools & Services (1.0%)
Kendle International, Inc.*	21,500	917,835

2008 Semiannual Report 7

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

NorthPointe Small Cap Growth Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Life Sciences Tools & Services (continued)

Machinery (4.8%)
Actuant Corp., Class A	34,700	$1,175,289
Flow International Corp.*	135,965	1,363,729
Hurco Cos., Inc.*	13,829	633,230
Robbins & Myers, Inc.	26,222	1,045,209

		4,217,457

Marine (2.3%)
DryShips, Inc.	13,000	1,072,500
Horizon Lines, Inc., Class A	85,815	905,348

		1,977,848

Media (1.0%)
DG FastChannel, Inc.*	46,000	857,900

Pharmaceuticals (2.7%)
Obagi Medical Products, Inc.*	102,100	817,821
Sciele Pharma, Inc.*	81,400	1,568,578

		2,386,399

Road & Rail (2.6%)
Heartland Express, Inc.	73,500	1,137,045
Old Dominion Freight Line, Inc.*	37,000	1,135,900

		2,272,945

Semiconductors & Semiconductor Equipment (9.6%)
Diodes, Inc.*	65,500	1,771,120
EMCORE Corp.*	212,859	1,315,469
Monolithic Power Systems, Inc.*	28,157	644,795
ON Semiconductor Corp.*	240,000	1,792,800
Silicon Motion Technology Corp. ADR — TW*	110,500	1,926,015
Ultra Clean Holdings, Inc.*	93,500	999,515

		8,449,714

Software (4.9%)
Double-Take Software, Inc.*	95,000	1,413,600
Radiant Systems, Inc.*	117,978	1,591,523
Smith Micro Software, Inc.*	147,903	1,276,403

		4,281,526

Specialty Retail (2.6%)
Gymboree Corp.*	10,000	432,200
JOS. A. Bank Clothiers, Inc.*	34,555	843,487
Zumiez, Inc.*	48,100	1,007,695

		2,283,382

Textiles, Apparel & Luxury Goods (3.2%)
CROCS, Inc.*	90,300	921,963
Iconix Brand Group, Inc.*	63,300	1,007,736
Volcom, Inc.*	45,899	871,622

		2,801,321

Total Common Stocks		84,544,025

Repurchase Agreements (1.2%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $787,213, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $802,915	$787,171	787,171
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $245,777, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $250,679	245,764	245,764

Total Repurchase Agreements		1,032,935

Total Investments (Cost $92,123,602) (a) — 97.6%		85,576,960

Other assets in excess of liabilities — 2.4%		2,145,595

NET ASSETS — 100.0%		$87,722,555

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR American Depositary Receipt

TW Taiwan

See accompanying notes to financial statements.

8 Semiannual Report 2008

NorthPointe Small Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the NorthPointe Small Cap Value Fund (Institutional Class at NAV) registered -16.36% versus -12.92% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 832 funds as of April 30, 2008) was -13.17% for the same time period.

Can you describe the market environment during the reporting period?

At the beginning of the reporting period, the stock market continued the rally that began in mid-August 2007 when the Federal Reserve Board cut interest rates. The market’s ascent, however, was soon met with concerns about slowing global growth and domestic inflation numbers that were surprisingly higher than many observers had anticipated. Compounding those fears was the continued concern about the fallout from subprime mortgage losses. Against that backdrop, market volatility levels increased, hurting small-capitalization stocks; their underperformance, relative to large-cap stocks, began in July 2007 and continued into December. The market rebounded in late January and into February in response to additional interest-rate cuts and other maneuvers made by the Federal Reserve to inject liquidity into the financial markets. The rally was short-lived; investors began to question whether continued housing weakness and subprime loss exposure were leading to structural cracks in the entire financial industry. Those fears resulted in another steep market decline that persisted through early March 2008. Subsequently, additional activity by the Fed and talk of Congressional action to address home foreclosures sparked a rally that persisted at the end of the reporting period. Throughout the reporting period, value stocks outperformed growth stocks as commodity and late-cycle stocks performed well.

What areas of investment provided the most positive relative returns for the Fund?

Positive contributions to Fund performance included stock selection in the energy and telecommunication services sectors. Fund holding wireless service provider NII Holdings, Inc. delivered strong earnings growth, and the stock responded accordingly. In addition, Fund holding Iowa Telecommunications Services, Inc., supported by an attractive dividend yield, performed well and generated a modest gain amid a difficult sector. Fund holding Rex Energy Corp., an oil exploration and production company, saw its stock benefit from the high price of oil and an increase in the company’s 2008 production guidance. Fund-holding Kodiak Oil & Gas Corp. also was a strong performer as investors focused on the company’s favorable drilling opportunities.

What areas detracted from Fund performance?

Fund performance was hurt by stock selection in the financials and health-care sectors. Fund holding UCBH Holdings, a California-based bank that also maintains a branch office in China, experienced the negative impact of larger-than-expected credit losses. The stock of Fund holding Omrix Biopharmaceuticals, Inc. also was an underperformer as a result of lower-than-expected gross margin guidance (“gross margin” refers to a company’s gross profit, or the percentage of sales revenue a company retains after the deduction of costs incurred in producing the company’s goods and services).

What is your outlook for the near term?

Throughout the reporting period, investors questioned the status of the U.S. economy as well as the underlying financial backbone. We witnessed the demise of several financial institutions as well as unprecedented moves by the Fed as it worked to stabilize the financial markets. As the reporting period ended, investors took comfort in the fact that the Fed’s actions would indeed provide sufficient economic stimulus, and it appears that a more typical investment environment — one that is less driven by fear and rumor — is attempting to prevail. We remain aware, however, that headwinds such as rising unemployment, high energy costs and a weak U.S. dollar still exist.

Subadviser:
NorthPointe Capital® LLC

Portfolio Managers:
Mary C. Champagne, CFA, and Jeffrey C. Petherick, CFA

2008 Semiannual Report 9

Fund Performance	NorthPointe Small Cap Value Fund

Average Annual Total Return
(For periods ended April 30, 2008)

	Six				Expense
	Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Institutional Class	-16.36%	-17.50%	12.37%	9.19%	0.97%

There are no sales charges on the shares of the NorthPointe Small Cap Value Fund.

*	Not annualized

**	As of October 31, 2007. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 29, 2000.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Institutional Class of the NorthPointe Small Cap Value Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

10 Semiannual Report 2008

Shareholder	NorthPointe Small Cap Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
NorthPointe Small Cap Value Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Institutional Class Shares	Actual		1,000.00	836.40	4.57	1.00
Institutional Class Shares	Hypothetical	(b)	1,000.00	1,019.89	5.02	1.00

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 11

Portfolio Summary	NorthPointe Small Cap Value Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	96.1%
Repurchase Agreements	4.9%
Liabilities in excess of other assets	-1.0%

100.0%

Top Industries

Chemicals	6.1%
Real Estate Investment Trusts (REITs)	5.7%
Insurance	5.5%
Capital Markets	4.5%
Oil, Gas & Consumable Fuels	4.3%
Commercial Banks	4.3%
Communications Equipment	4.2%
Semiconductors & Semiconductor Equipment	3.4%
Machinery	3.2%
Biotechnology	3.1%
Other	55.7%

100.0%

Top Holdings*

Kodiak Oil & Gas Corp.	1.7%
Hanover Insurance Group, Inc. (The)	1.5%
Cogdell Spencer, Inc.	1.5%
KKR Financial Holdings LLC	1.3%
Clearwire Corp., Class A	1.3%
Hercules Technology Growth Capital, Inc.	1.3%
Meadowbrook Insurance Group, Inc.	1.3%
ESCO Technologies, Inc.	1.3%
NTELOS Holdings Corp.	1.3%
Netlogic Microsystems, Inc.	1.3%
Other	86.2%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

12 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

NorthPointe Small Cap Value Fund

Common Stocks (96.1%)
	Shares or
	Principal Amount	Value

Auto Components (1.8%)
BorgWarner, Inc.	3,200	$157,280
Spartan Motors, Inc.	13,640	128,080

		285,360

Biotechnology (3.1%)
ImClone Systems, Inc.*	4,100	191,265
Omrix Biopharmaceuticals, Inc.*	8,800	130,680
OSI Pharmaceuticals, Inc.*	4,700	162,855

		484,800

Capital Markets (4.5%)
Hercules Technology Growth Capital, Inc.	20,300	206,045
Investment Technology Group, Inc.*	3,700	178,562
Knight Capital Group, Inc., Class A*	10,300	192,713
Waddell & Reed Financial, Inc., Class A	3,900	132,054

		709,374

Chemicals (6.1%)
Airgas, Inc.	2,800	134,764
International Flavors & Fragrances, Inc.	2,300	104,903
Intrepid Potash, Inc.*	1,919	91,133
Landec Corp.*	11,200	90,832
O.M. Group, Inc.*	1,600	87,616
Olin Corp.	7,700	155,309
Rockwood Holdings, Inc.*	4,000	147,640
Solutia, Inc.*	10,626	142,282

		954,479

Commercial Banks (4.3%)
First Midwest Bancorp, Inc.	4,000	102,120
Glacier Bancorp, Inc.	6,200	127,596
Green Bankshares, Inc.	7,955	159,339
IBERIABANK Corp.	4,000	192,800
UCBH Holdings, Inc.	12,800	93,184

		675,039

Commercial Services & Supplies (2.6%)
ABM Industries, Inc.	5,300	110,982
EnergySolutions, Inc.	6,300	137,655
Manpower, Inc.	2,400	161,112

		409,749

Communications Equipment (4.2%)
ADC Telecommunications, Inc.*	14,000	196,280
Ciena Corp.*	4,100	138,621
Harmonic, Inc.*	21,900	181,113
Opnext, Inc.*	23,100	136,290

		652,304

Computers & Peripherals (1.6%)
Intermec, Inc.*	5,700	120,384
NCR Corp.*	5,500	135,465

		255,849

Consumer Finance (1.4%)
Cash America International, Inc.	2,900	118,291
Student Loan Corp. (The)	838	106,577

		224,868

Containers & Packaging (0.8%)
Crown Holdings, Inc.*	4,400	118,096

Distributors (1.7%)
DXP Enterprises, Inc.*	3,655	150,842
LKQ Corp.*	5,000	108,800

		259,642

Diversified Consumer Services (1.7%)
INVESTools, Inc.*	11,600	134,444
Stewart Enterprises, Inc., Class A	20,300	138,649

		273,093

Diversified Financial Services (1.3%)
KKR Financial Holdings LLC	16,531	209,944

Diversified Telecommunication Services (2.0%)
Cogent Communications Group, Inc.*	5,600	117,656
NTELOS Holdings Corp.	7,667	198,422

		316,078

Electric Utility (0.8%)
DPL, Inc.	4,600	128,018

Electrical Equipment (1.7%)
Energy Conversion Devices, Inc.*	2,800	91,252
GrafTech International Ltd.*	8,700	170,955

		262,207

Electronic Equipment & Instruments (0.6%)
Photon Dynamics, Inc.*	8,800	97,416

Energy Equipment & Services (2.0%)
Basic Energy Services, Inc.*	5,200	120,640
Key Energy Services, Inc.*	853	11,686

2008 Semiannual Report 13

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

NorthPointe Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Energy Equipment & Services (continued)

Matrix Service Co.*	8,900	$178,979

		311,305

Food & Staples Retailing (2.2%)
BJ’s Wholesale Club, Inc.*	3,200	121,984
Casey’s General Stores, Inc.	2,200	48,686
Spartan Stores, Inc.	8,270	172,678

		343,348

Food Products (0.6%)
Lancaster Colony Corp.	700	26,733
Pilgrim’s Pride Corp.	2,900	70,093

		96,826

Health Care Equipment & Supplies (2.0%)
Natus Medical, Inc.*	8,200	161,294
Sirona Dental Systems, Inc.*	5,600	149,912

		311,206

Health Care Providers & Services (2.1%)
Air Methods Corp.*	2,233	89,543
Animal Health International, Inc.*	15,390	135,278
Hythiam, Inc.*	39,600	107,316

		332,137

Health Care Technology (0.8%)
TriZetto Group*	6,000	126,300

Hotels, Restaurants & Leisure (0.9%)
Darden Restaurants, Inc.	4,000	142,320

Household Durables (2.3%)
Champion Enterprises, Inc.*	17,400	179,568
Pulte Homes, Inc.	5,900	76,936
Ryland Group, Inc.	3,200	102,336

		358,840

Industrial Conglomerate (1.0%)
Teleflex, Inc.	2,800	154,252

Insurance (5.5%)
Amerisafe, Inc.*	6,530	93,118
Assured Guaranty Ltd.	6,200	156,798
Hanover Insurance Group, Inc. (The)	5,200	233,376
Meadowbrook Insurance Group, Inc.	27,860	201,706
Tower Group, Inc.	7,484	175,799

		860,797

IT Services (2.4%)
CACI International, Inc., Class A*	2,700	135,324
MPS Group, Inc.*	9,600	103,008
NeuStar, Inc., Class A*	5,000	137,550

		375,882

Machinery (3.2%)
AGCO Corp.*	2,700	162,351
ESCO Technologies, Inc.*	4,300	200,208
Middleby Corp.*	2,100	131,775

		494,334

Media (2.1%)
Lions Gate Entertainment Corp.*	17,200	176,644
Valassis Communications, Inc.*	10,600	150,520

		327,164

Multiline Retail (0.9%)
Dollar Tree, Inc.*	4,200	132,720

Natural Gas Utility (1.0%)
WGL Holdings, Inc.	4,600	150,880

Oil, Gas & Consumable Fuels (4.3%)
Kodiak Oil & Gas Corp.*	83,595	269,176
Rex Energy Corp.*	7,500	162,750
Swift Energy Co.*	1,900	99,066
Whiting Petroleum Corp.*	1,900	145,388

		676,380

Pharmaceutical (1.1%)
KV Pharmaceutical Co., Class A*	7,200	175,968

Real Estate Investment Trusts (REITs) (5.7%)
American Campus Communities, Inc.	3,503	106,946
BioMed Realty Trust, Inc.	5,900	153,400
Cogdell Spencer, Inc.	13,740	232,756
Corporate Office Properties Trust	3,200	119,360
DuPont Fabros Technology, Inc.	6,146	110,628
NorthStar Realty Finance Corp.	16,500	171,105

		894,195

Real Estate Management & Development (0.6%)
Meruelo Maddux Properties, Inc.*	38,952	98,159

Road & Rail (1.7%)
Con-way, Inc.	3,600	166,500
J.B. Hunt Transport Services, Inc.	3,100	105,307

		271,807

Semiconductors & Semiconductor Equipment (3.4%)
Intersil Corp., Class A	2,031	54,268

14 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Semiconductors & Semiconductor Equipment (continued)

Netlogic Microsystems, Inc.*	6,000	$196,740
RF Micro Devices, Inc.*	44,000	148,280
Teradyne, Inc.*	9,800	130,242

		529,530

Software (1.8%)
Aspen Technology, Inc.*	10,600	145,644
Compuware Corp*	18,000	135,720

		281,364

Specialty Retail (2.9%)
Brown Shoe Co., Inc.	10,500	175,140
Sally Beauty Holdings, Inc.*	19,300	116,958
Tween Brands, Inc.*	2,800	53,200
Wet Seal, Inc. (The), Class A*	29,900	103,753

		449,051

Thrifts & Mortgage Finance (2.0%)
People’s United Financial, Inc.	10,500	178,185
United Financial Bancorp, Inc.	11,550	137,907

		316,092

Water Utility (0.9%)
California Water Service Group	3,500	135,450

Wireless Telecommunication Services (2.5%)
Clearwire Corp., Class A*	13,800	208,932
NII Holdings, Inc.*	4,000	182,960

		391,892

Total Common Stocks		15,054,515

Repurchase Agreements (4.9%)
	Shares or
	Principal Amount	Value

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $588,552, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $600,292	$588,521	$588,521
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $183,753, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $187,418	183,743	183,743

Total Repurchase Agreements		772,264

Total Investments (Cost $15,929,343)(a) — 101.0%		15,826,779

Liabilities in excess of other assets — (1.0)%		(159,235)

NET ASSETS — 100.0%		$15,667,544

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

2008 Semiannual Report 15

Statements of Assets and Liabilities
April 30, 2008 (Unaudited)

	NorthPointe	NorthPointe
	Small Cap	Small Cap
	Growth Fund	Value Fund

Assets:
Investments, at value (cost $91,090,667 and $15,157,079)	$84,544,025	$15,054,515
Repurchase agreements, at cost and value	1,032,935	772,264

Total Investments	85,576,960	15,826,779

Interest and dividends receivable	5,599	7,297
Receivable for capital shares issued	47,721	–
Receivable for investments sold	3,565,612	329,740
Prepaid expenses and other assets	380	1,490

Total Assets	89,196,272	16,165,306

Liabilities:
Payable for investments purchased	1,361,472	485,412
Payable for capital shares redeemed	11,789	–
Accrued expenses and other payables:
Investment advisory fees	59,124	10,833
Fund administration and transfer agent fees	10,152	575
Distribution fees	1,685	–
Administrative servicing fees	8	–
Trustee fees	157	126
Compliance program costs (Note 3)	1,649	621
Other	27,681	195

Total Liabilities	1,473,717	497,762

Net Assets	$87,722,555	$15,667,544

Represented by:
Capital	$106,716,310	$20,566,551
Accumulated net investment loss	(401,879)	(50,603)
Accumulated net realized losses from investment transactions	(12,045,234)	(4,745,840)
Net unrealized appreciation/(depreciation) on investments	(6,546,642)	(102,564)

Net Assets	$87,722,555	$15,667,544

Net Assets:
Class A Shares	$1,455	$—
Class B Shares	1,207	–
Class C Shares	1,207	–
Class R Shares	4,224,832	–
Institutional Service Class Shares	1,250	–
Institutional Class Shares	83,492,604	15,667,544

Total	$87,722,555	$15,667,544

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	153	–
Class B Shares	130	–
Class C Shares	130	–
Class R Shares	447,442	–
Institutional Service Class Shares	129	–
Institutional Class Shares	8,635,233	2,074,162

Total	9,083,217	2,074,162

See accompanying notes to financial statements.

16 Semiannual Report 2008

	NorthPointe		NorthPointe
	Small Cap		Small Cap
	Growth Fund		Value Fund

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.54	(a)	$—
Class B Shares (b)	$9.27	(a)	$–
Class C Shares (c)	$9.27	(a)	$–
Class R Shares	$9.44		$–
Institutional Service Class Shares	$9.66	(a)	$–
Institutional Class Shares	$9.67		$7.55
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.12		$–

Maximum Sales Charge:
Class A Shares	5.75%

(a)	The NAV reported above represents the traded NAV at April 30, 2008. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying notes to financial statements.

2008 Semiannual Report 17

Statements of Operations
For the Six Months Ended April 30, 2008 (Unaudited)

	NorthPointe	NorthPointe
	Small Cap	Small Cap
	Growth Fund	Value Fund

INVESTMENT INCOME:
Interest income	$51,528	$14,802
Dividend income	95,199	76,553

Total Income	146,727	91,355

Expenses:
Investment advisory fees	466,736	88,862
Fund administration and transfer agent fees	47,987	12,433
Distribution fees Class A	2	–
Distribution fees Class B	6	–
Distribution fees Class C	6	–
Distribution fees Class R	11,201	–
Administrative servicing fees Class A	1	–
Registration and filing fees	17,970	615
Trustee fees	2,538	628
Compliance program costs (Note 3)	76	36
Custodian fees	2,908	912
Other	34,356	2,567

Total expenses before reimbursed/waived expenses	583,787	106,053
Earnings credit (Note 5)	(674)	(182)
Expenses reimbursed	(34,507)	(1,688)

Net Expenses	548,606	104,183

Net Investment Loss	(401,879)	(12,828)

REALIZED/UNREALIZED LOSSES FROM INVESTMENTS:
Realized losses on investment transactions	(11,887,187)	(4,629,110)
Change in unrealized appreciation/(depreciation) on investments	(16,410,343)	(201,798)

Net realized/unrealized losses from investments	(28,297,530)	(4,830,908)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(28,699,409)	$(4,843,736)

See accompanying notes to financial statements.

18 Semiannual Report 2008

Statements of Changes in Net Assets

	NorthPointe Small Cap Growth Fund		NorthPointe Small Cap Value Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(401,879)	$(415,364)	$(12,828)	$83,289
Net realized gains (losses) on investments transactions	(11,887,187)	10,471,639	(4,629,110)	4,179,328
Net change in unrealized appreciation/(depreciation) on investments	(16,410,343)	2,965,944	(201,798)	(2,177,824)

Change in net assets resulting from operations	(28,699,409)	13,022,219	(4,843,736)	2,084,793

Distributions to Shareholders From:
Net investment income:
Institutional Class	–	–	(37,775)	(148,355)
Net realized gains:
Class A	(153)	(1,561)	–	–
Class B	(130)	(116)	–	–
Class C	(130)	(116)	–	–
Class R	(454,223)	(116)	–	–
Institutional Service Class	(130)	(116)	–	–
Institutional Class	(9,598,583)	(5,337,471)	(4,130,682)	(3,969,820)

Change in net assets from shareholder distributions	(10,053,349)	(5,339,496)	(4,168,457)	(4,118,175)

Change in net assets from capital transactions	1,353,540	53,031,272	(6,506,207)	952,305

Change in net assets	(37,399,218)	60,713,995	(15,518,400)	(1,081,077)

Net Assets:
Beginning of period	125,121,773	64,407,778	31,185,944	32,267,021

End of period	$87,722,555	$125,121,773	$15,667,544	$31,185,944

Accumulated net investment loss at end of period	$(401,879)	$–	$(50,603)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$–	$6	$–	$–
Dividends reinvested	153	1,561	–	–
Cost of shares redeemed	–	(18,208)	–	–

Total Class A	153	(16,641)	–	–

Class B Shares
Dividends reinvested	130	116	–	–

Total Class B	130	116	–	–

Class C Shares
Dividends reinvested	130	116	–	–

Total Class C	130	116	–	–

See accompanying notes to financial statements.

2008 Semiannual Report 19

Statements of Changes in Net Assets (Continued)

	NorthPointe Small Cap Growth Fund		NorthPointe Small Cap Value Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R Shares
Proceeds from shares issued	$722,595	$5,909,787	$–	$–
Dividends reinvested	454,223	116	–	–
Cost of shares redeemed(a)	(911,965)	(561,866)	–	–

Total Class R	264,853	5,348,037	–	–

Institutional Service Class Shares
Dividends reinvested	130	116	–	–

Total Institutional Service Class	130	116	–	–

Institutional Class Shares
Proceeds from shares issued	19,883,949	46,133,128	1,352,602	2,425,501
Dividends reinvested	9,041,759	5,249,876	3,771,024	3,565,432
Cost of shares redeemed(a)	(27,837,564)	(3,683,476)	(11,629,833)	(5,038,628)

Total Institutional Class	1,088,144	47,699,528	(6,506,207)	952,305

Change in net assets from capital transactions:	$1,353,540	$53,031,272	$(6,506,207)	$952,305

SHARE TRANSACTIONS:
Class A Shares
Issued	–	– (b)	–	–
Reinvested	14	127	–	–
Redeemed	–	(1,451)	–	–

Total Class A Shares	14	(1,324)	–	–

Class B Shares
Reinvested	11	10	–	–

Total Class B Shares	11	10	–	–

Class C Shares
Reinvested	11	10	–	–

Total Class C Shares	11	10	–	–

Class R Shares
Issued	68,824	465,541	–	–
Reinvested	39,740	10	–	–
Redeemed	(83,923)	(42,859)	–	–

Total Class R Shares	24,641	422,692	–	–

Institutional Service Class Shares
Reinvested	11	9	–	–

Total Institutional Service Class Shares	11	9	–	–

Institutional Class Shares
Issued	1,852,438	3,632,263	188,442	223,822
Reinvested	774,123	423,377	453,251	327,841
Redeemed	(2,702,631)	(275,778)	(1,410,122)	(463,160)

Total Institutional Class Shares	(76,070)	3,779,862	(768,429)	88,503

Total change in shares:	(51,382)	4,201,259	(768,429)	88,503

(a)	Includes redemption fees — see Note 4 to Financial Statements.

(b)	Amount less than 1 share.

See accompanying notes to financial statements.

20 Semiannual Report 2008

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

NorthPointe Small Cap Growth Fund

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset	Net	Unrealized	Total						Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment	Gains	from	Net		Net Asset			at End of	Expenses to	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Realized	Total	Value, End	Total		Period	Average Net	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Activities	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$13.56	(0.06)	(2.86)	(2.92)	(1.10)	(1.10)	$9.54	(22.97%	)	$1	1.50%	(1.10%)	1.78%	69.93%
Year Ended October 31, 2007 (f)	$12.96	(0.11)	1.78	1.67	(1.07)	(1.07)	$13.56	13.71%		$2	1.38%	(0.85%)	1.42%	85.86%
Year Ended October 31, 2006	$11.67	(0.09)	2.39	2.30	(1.01)	(1.01)	$12.96	20.98%		$19	1.40%	(0.97%)	1.45%	98.72%
Year Ended October 31, 2005	$10.47	(0.13)	1.33	1.20	–	–	$11.67	11.46%		$1	1.58%	(1.11%)	1.69%	144.08%
Period Ended October 31, 2004 (g)	$10.00	(0.01)	0.48	0.47	–	–	$10.47	4.70%		$1	1.50%	(1.17%)	9.82%	0.48%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$13.26	(0.08)	(2.81)	(2.89)	(1.10)	(1.10)	$9.27	(23.28%	)	$1	2.07%	(1.82%)	2.07%	69.93%
Year Ended October 31, 2007 (f)	$12.77	(0.17)	1.73	1.56	(1.07)	(1.07)	$13.26	13.00%		$2	2.00%	(1.36%)	2.10%	85.86%
Year Ended October 31, 2006	$11.58	(0.21)	2.41	2.20	(1.01)	(1.01)	$12.77	20.22%		$1	2.10%	(1.73%)	2.22%	98.72%
Year Ended October 31, 2005	$10.46	(0.20)	1.32	1.12	–	–	$11.58	10.71%		$1	2.02%	(1.79%)	2.10%	144.08%
Period Ended October 31, 2004 (g)	$10.00	(0.01)	0.47	0.46	–	–	$10.46	4.60%		$1	2.07%	(1.78%)	9.13%	0.48%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$13.26	(0.08)	(2.81)	(2.89)	(1.10)	(1.10)	$9.27	(23.28%	)	$1	2.07%	(1.82%)	2.07%	69.93%
Year Ended October 31, 2007 (f)	$12.77	(0.17)	1.73	1.56	(1.07)	(1.07)	$13.26	13.00%		$2	2.00%	(1.36%)	2.10%	85.86%
Year Ended October 31, 2006	$11.58	(0.21)	2.41	2.20	(1.01)	(1.01)	$12.77	20.22%		$1	2.10%	(1.73%)	2.14%	98.72%
Year Ended October 31, 2005	$10.46	(0.20)	1.32	1.12	–	–	$11.58	10.71%		$1	2.02%	(1.79%)	2.11%	144.08%
Period Ended October 31, 2004 (g)	$10.00	(0.01)	0.47	0.46	–	–	$10.46	4.60%		$1	2.07%	(1.78%)	9.13%	0.48%

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$13.45	(0.06)	(2.85)	(2.91)	(1.10)	(1.10)	$9.44	(23.09%	)	$4,225	1.60%	(1.30%)	1.67%	69.93%
Year Ended October 31, 2007 (f)	$12.91	(0.11)	1.72	1.61	(1.07)	(1.07)	$13.45	13.28%		$5,686	1.56%	(0.87%)	1.69%	85.86%
Year Ended October 31, 2006	$11.63	(0.14)	2.43	2.29	(1.01)	(1.01)	$12.91	20.96%		$1	1.23%	(1.10%)	1.23%	98.72%
Year Ended October 31, 2005	$10.46	(0.16)	1.33	1.17	–	–	$11.63	11.19%		$1	1.55%	(1.41%)	1.56%	144.08%
Period Ended October 31, 2004 (g)	$10.00	(0.01)	0.47	0.46	–	–	$10.46	4.60%		$1	1.73%	(1.17%)	8.65%	0.48%

2008 Semiannual Report 21

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

NorthPointe Small Cap Growth Fund (Continued)

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset	Net	Unrealized	Total						Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment	Gains	from	Net		Net Asset			at End of	Expenses to	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Realized	Total	Value, End	Total		Period	Average Net	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Activities	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$13.70	(0.04)	(2.90)	(2.94)	(1.10)	(1.10)	$9.66	(22.87%	)	$1	1.10%	(0.84%)	1.10%	69.93%
Year Ended October 31, 2007 (f)	$13.04	(0.05)	1.78	1.73	(1.07)	(1.07)	$13.70	14.11%		$2	1.02%	(0.38%)	1.11%	85.86%
Year Ended October 31, 2006	$11.70	(0.10)	2.45	2.35	(1.01)	(1.01)	$13.04	21.38%		$1	1.35%	(0.77%)	1.35%	98.72%
Year Ended October 31, 2005	$10.47	(0.10)	1.33	1.23	–	–	$11.70	11.75%		$1	1.19%	(0.87%)	1.40%	144.08%
Period Ended October 31, 2004 (g)	$10.00	(0.01)	0.48	0.47	–	–	$10.47	4.70%		$1	1.04%	(0.74%)	8.22%	0.48%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$13.71	(0.04)	(2.90)	(2.94)	(1.10)	(1.10)	$9.67	(22.85%	)	$83,493	1.10%	(0.80%)	1.17%	69.93%
Year Ended October 31, 2007 (f)	$13.06	(0.06)	1.78	1.72	(1.07)	(1.07)	$13.71	14.01%		$119,429	1.08%	(0.42%)	1.16%	85.86%
Year Ended October 31, 2006	$11.71	(0.07)	2.43	2.36	(1.01)	(1.01)	$13.06	21.45%		$64,383	1.10%	(0.69%)	1.16%	98.72%
Year Ended October 31, 2005	$10.47	(0.12)	1.36	1.24	–	–	$11.71	11.84%		$41,074	1.10%	(0.81%)	1.19%	144.08%
Period Ended October 31, 2004 (g)	$10.00	(0.01)	0.48	0.47	–	–	$10.47	4.70%		$49,793	1.07%	(1.02%)	2.18%	0.48%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from September 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

22 Semiannual Report 2008

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

NorthPointe Small Cap Value Fund

		Investment Activities			Distributions						Ratios / Supplemental Data

														Ratio of
			Net Realized										Ratio of Net	Expenses
			and										Investment	(Prior to
	Net Asset	Net	Unrealized	Total							Net Assets	Ratio of	Income (Loss)	Reimbursements)
	Value,	Investment	Gains	from	Net	Net		Net Asset			at End of	Expenses to	to Average	to Average
	Beginning	Income	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	Average Net	Net	Net	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Assets (c)	Assets (c)	Assets (c)(d)	Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.97	(0.01)	(1.63)	(1.64)	(0.01)	(1.77)	(1.78)	$7.55	(16.36%	)	$15,668	1.00%	(0.12%)	1.02%	106.45%
Year Ended October 31, 2007(f)	$11.72	0.03	0.71	0.74	(0.05)	(1.44)	(1.49)	$10.97	6.48%		$31,186	0.97%	0.25%	0.98%	182.64%
Year Ended October 31, 2006	$12.51	0.05	1.86	1.91	(0.05)	(2.65)	(2.70)	$11.72	18.07%		$32,267	1.00%	0.43%	1.07%	154.88%
Year Ended October 31, 2005	$14.43	0.08	1.99	2.07	(0.08)	(3.91)	(3.99)	$12.51	15.39%		$25,069	1.00%	0.61%	1.03%	164.93%
Year Ended October 31, 2004	$13.53	0.03	1.64	1.67	(0.03)	(0.74)	(0.77)	$14.43	12.65%		$32,156	0.99%	0.19%	1.00%	135.45%
Year Ended October 31, 2003	$9.82	0.03	3.72	3.75	(0.04)	–	(0.04)	$13.53	38.25%		$39,328	1.00%	0.25%	1.01%	102.63%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

See accompanying notes to financial statements.

2008 Semiannual Report 23

Notes to Financial Statements
April 30, 2008 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust was originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2008, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates sixty-two (62) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the two (2) funds listed below (each, a “Fund”; collectively, the “Funds”):

-	NorthPointe Small Cap Growth Fund (“Small Cap Growth”)
-	NorthPointe Small Cap Value Fund (“Small Cap Value”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

24 Semiannual Report 2008

The Funds holding foreign equity securities (the “Foreign Equity Funds”) may value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Futures Contracts

The Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin” payments, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets. As of April 30, 2008, the Funds did not have any futures.

2008 Semiannual Report 25

Notes to Financial Statements
April 30, 2008 (Unaudited)

(d) Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

To generate additional income, each of the Funds may lend their respective portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers. As of April 30, 2008, the Funds did not have securities on loan.

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for the Funds. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(g)	Federal Income Taxes

It is the policy of each Fund to qualify or to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial

26 Semiannual Report 2008

statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Accordingly, the Funds were required to implement FIN 48 in their net asset value per share (NAV) calculations on April 30, 2008. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Funds’ current financial statements. Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Funds’ taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to each Fund’s NAV and financial statements.

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all funds within the Trust. For each Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds (as shown in the table below). NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), whose parent company is Nationwide Corporation. NFA provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of NorthPointe Capital, LLC (“NorthPointe”), the subadviser for the Funds. NorthPointe manages each of the Fund’s investments and has the responsibility for making all investment decisions for the Funds.

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreement, NFA pays fees to NorthPointe. For the six months ended April 30, 2008, the Funds paid investment advisory fees to NFA according to the schedule below:

		Total
Fund	Fee Schedule	Fees

Small Cap Growth	All Assets	0.95%

Small Cap Value	All Assets	0.85%

From such fees, pursuant to the subadvisory agreements, NFA paid the subadviser $317,260 for the six months ended April 30, 2008.

NFA has entered into written Expense Limitation Agreements with the Funds that limit operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative service fees, other expenses which are capitalized in accordance with GAAP and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.10% for all classes of Small Cap Growth and 1.00% for the Institutional Class of Small Cap Value until at least May 1, 2009.

NFA may request and receive reimbursement from the Funds for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreements at a later date not to exceed three years from the fiscal year in

2008 Semiannual Report 27

Notes to Financial Statements
April 30, 2008 (Unaudited)

which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis., Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by NFA is not permitted.

As of April 30, 2008, the cumulative potential reimbursements of Small Cap Growth, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund was made for expenses reimbursed by NFA would be:

	Amount	Amount	Amount	Amount
	Fiscal Year	Fiscal Year	Fiscal Year	Six Months ended
Fund	2005	2006	2007	April 30, 2008

Small Cap Growth	N/A	$28,148	$75,278	$34,507

Small Cap Value	$4,960	17,755	3,918	1,688

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors, LLC. (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”). These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

	Class A	Class B	Class C	Class R
Fund	Shares	Shares	Shares	Shares

Small Cap Growth	0.25%	1.00%	1.00%	0.50%

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares of the Small Cap Growth Fund. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, NFD pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A shares of the Small Cap Growth Fund. NFD also receives fees for services as principal underwriter for Class B shares of the Small Cap Growth Fund. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the initial investment. The CDSC, if applicable, will be imposed on redemptions of Class B shares made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares of the Small Cap Growth Fund made within one year of purchase. For the six months ended April 30, 2008, NFD received no commissions for front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Small Cap Growth Fund, of which $0 was re-allowed to affiliated broker-dealers of the Fund.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds, and serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to NFM.

28 Semiannual Report 2008

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion up to $3 billion	0.19%

$3 billion up to $4 billion	0.15%

$4 billion up to $5 billion	0.08%

$5 billion up to $10 billion	0.05%

$10 billion up to $12 billion	0.03%

$12 billion or more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”), the Nationwide Optimal Allocations Fund: Defensive, Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations Fund: Moderate Growth, Nationwide Optimal Allocations Fund: Growth, and Nationwide Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) and the Nationwide Destination 2010, Nationwide Destination 2015, Nationwide Destination 2020, Nationwide Destination 2025, Nationwide Destination 2030, Nationwide Destination 2035, Nationwide Destination 2040, Nationwide Destination 2045, Nationwide Destination 2050, and Nationwide Retirement Income Funds (collectively, the “Target Destination Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds, the Optimal Funds and the Target Destination Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R and Institutional Service Class shares of each of the Funds.

As of April 30, 2008, the Adviser or affiliates of the Adviser directly held 50% of the shares outstanding of the Small Cap Growth Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA and the Audit Committee of the Board of Trustees and the Trust, the Board of Trustees has agreed to reimburse NFA for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2008, the Funds’ portion of such costs amounted to $112.

2008 Semiannual Report 29

Notes to Financial Statements
April 30, 2008 (Unaudited)

4. Short-Term Trading Fees

Small Cap Growth assesses a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase. The redemption fee, if any, is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2008, the following Fund had contributions to capital due to collection of redemption fees:

Fund	Institutional Class

Small Cap Growth	$2,367

For the year ended October 31, 2007, the following Fund had contributions to capital due to collection of redemption fees:

Fund	Class R	Institutional Class

Small Cap Growth	$7,950	$539

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be shown on the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 24, 2008, with a commitment fee of 0.07% per year on $100,000,000. The Board of Trustees has approved a one-month extension beyond the date of expiration for the Fund’s current line of credit, as well as a one-year renewal to begin at the expiration of such extension. There are four (4) other Lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. There were no borrowings under this line of credit during the six months ended April 30, 2008.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2008, were as follows:

Fund	Purchases	Sales

Small Cap Growth	$67,950,818	$75,432,078

Small Cap Value	22,104,483	31,912,010

30 Semiannual Report 2008

7. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

8. New Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on each Fund’s financial statements and related disclosures.

9. Federal Tax Information

As of April 30, 2008, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Small Cap Growth	$93,880,595	$3,524,319	$(11,827,954)	$(8,303,635)

Small Cap Value	16,611,015	256,920	(1,041,156)	(784,236)

2008 Semiannual Report 31

Management Information
(Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of
	Position(s) Held		Portfolios in the
	with the Trust		Nationwide Fund	Other
Name, Address	and Length of	Principal Occupation(s)	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	120	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting group) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	120	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	120	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST, a global management consulting firm.	120	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	120	None

32 Semiannual Report 2008

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of
	Position(s) Held		Portfolios in the
	with the Trust		Nationwide Fund	Other
Name, Address	and Length of	Principal Occupation(s)	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 - 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	120	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts; Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation .	120	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004[4]	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	120	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	120	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFA, the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, are wholly-owned subsidiaries of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.
4	Mr. McCarthy resigned from the Board of Trustees as of April 2, 2008.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2008 Semiannual Report 33

Management Information (Continued)
(Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of
	Position(s) Held		Portfolios in the
	with the Trust and	Principal	Nationwide Fund	Other Directorships
Name, Address	Length of Time	Occupation(s)	Complex Overseen by	Held by
and Year of Birth	Served[1]	During Past 5 Years	Trustee	Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	120	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

Stephen T. Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer since January 2008[4]
Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA, [2] Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007
Mr. Finelli is the Principal Financial Officer and Senior Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]
			N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

34 Semiannual Report 2008

Number of
	Position(s) Held		Portfolios in the
	with the Trust and	Principal	Nationwide Fund	Other Directorships
Name, Address	Length of Time	Occupation(s)	Complex Overseen by	Held by
and Year of Birth	Served[1]	During Past 5 Years	Trustee	Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007). [2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008
Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008). [2] From January 2006 through April 2007, Mr. Butler was Vice President - Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President - Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006
			N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. Prior to that, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2008 Semiannual Report 35

Supplemental Information (Unaudited)

A. Renewal of Advisory (and Sub-advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreement”) with its investment advisers and, as applicable, sub-advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

On December 4, 2007, the Independent Trustees met in person with their independent legal counsel (“Independent Legal Counsel”) to consider information provided by the Adviser and others to assist the Trustees in considering whether to renew the Advisory Agreement for a one year term beginning May 1, 2008. Immediately following the meeting, all Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to consider such matters, and to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the December 4, 2007 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations.

In preparation for the December 4, 2007 meeting, the Trustees were provided, at the request of the Trustees, with a wide range of information to assist in their deliberations, including (i) reports from Lipper Inc. describing, on a Fund-by-Fund basis, each Fund’s (a) performance rankings (where “first quintile” denotes the best performance) (over multiple years ended September 30, 2007) compared with performance groups and performance universes created by Lipper (and in some cases, customized peer groups created by the Adviser) of similar or peer group funds, and (b) expense rankings (where “first quintile” denotes the lowest fees and expenses) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds; (ii) information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2007) compared with the Fund’s benchmark and Lipper categories; (iii) for Funds under “close review,“ copies of letters from Adviser to the portfolio manager of each such Fund, together with the portfolio manager’s written response describing the reasons for the Fund’s underperformance, (iv) information from the Adviser describing, on a Fund-by-Fund basis, performance for the months of October and November, 2007, and annual performance for the year ended November 30, 2007, (v) reports from the Adviser describing, on a Fund-by-Fund basis, the Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of the Adviser’s methodology in calculating its profitability, (vi) information from the Adviser describing, on a Fund-by-Fund basis, any fees paid to the Adviser for managing similar, non-affiliated institutional accounts, including the range of fee levels for such accounts, and (vii) information from the Adviser describing ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the December 4, 2007 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel and Independent Legal Counsel, among other things, the information described above, and information regarding: (i) the nature, extent and quality of services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of each Fund and the Adviser, (iii) the costs of the services provided by the Adviser under the Advisory Agreement and the profits realized by the Adviser thereunder, (iv) the extent to which economies of scale may be present and, if so, whether they are being shared with the Fund’s shareholders, (v) comparisons of the Adviser’s fees under the Advisory Agreement with investment advisory fees paid by a peer group of funds and those paid by non-affiliated institutional clients to the Adviser for managing similar accounts, and (vi) any ancillary benefits inuring to the Adviser and its affiliates as a result of being investment adviser for the Trust. The Trustees also

36 Semiannual Report 2008

considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; the financial condition and stability of the Adviser; the terms of each Advisory Agreement; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the December 4, 2007 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions at the contract approval meeting of the Board of Trustees to be held on January 10, 2008.

At the January 10, 2008 meeting of the Board of Trustees of the Trust, the Board received and considered information provided by the Adviser in follow-up from the December 4, 2007 Board meeting and, after consulting among themselves, and with the Adviser, Trust counsel and Independent Legal Counsel, concluded unanimously to renew the Advisory Agreement for the reasons set forth in the following section. In determining whether to renew the Advisory Agreements for the Fund, the Board ultimately reached a determination, with the assistance of Trust counsel and Independent Legal Counsel, that the renewal of the Advisory Agreement and the compensation to be received by the Adviser under the Advisory Agreement is consistent with the Board’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board in reaching its determination is aware that shareholders of the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors, and that the Fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other public disclosures, have chosen to invest in this Fund, managed by the Adviser.

NorthPointe Small Cap Growth Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that, although the Fund’s recent performance had been disappointing, the Fund’s longer-term performance had been good. The Trustees directed the Adviser to meet with the subadviser to consider additional actions to improve performance. The Trustees directed the Performance Committee to monitor closely the performance of the Fund. Based on its review, and giving particular weight to the Board’s direction to the Adviser to take action to improve performance and the nature and quality of the resources dedicated by the Adviser and subadviser to improve performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was at approximately the median of the peer group funds. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were at approximately the median, and the Adviser had agreed to maintain the expense cap at 110 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

2008 Semiannual Report 37

Supplemental Information (Unaudited) (Continued)

NorthPointe Small Cap Value Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s performance had been disappointing. The Trustees directed the Adviser to meet with the subadviser to consider additional actions to improve performance. The Trustees directed the Performance Committee to monitor closely the performance of the Fund. Based on its review, and giving particular weight to Board’s direction to the Adviser to take action to improve performance and the nature and quality of the resources dedicated by the Adviser and subadviser to improve performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was at approximately the median of the peer group funds. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were low, and the Adviser agreed to maintain the expense cap at 100 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

38 Semiannual Report 2008

SemiannualReport
April 30, 2008 (Unaudited)

Contents

1	Message to Shareholders

Concept Series
4	Nationwide Hedged Core Equity Fund
12	Nationwide Market Neutral Fund

Core Equity Series
26	Nationwide Small Cap Fund
35	Nationwide Small Cap Core Fund
43	Nationwide Small Cap Growth Opportunities Fund
50	Nationwide Small Cap Value Fund

83	Notes to Financial Statements

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders
April 30, 2008

Special Note to Shareholders: The Funds in this report were reorganized as Aberdeen Funds on June 23, 2008. You have received this report from Nationwide Funds Group because the Funds were held in the Nationwide Mutual Funds trust on the date of this report, April 30, 2008.

Dear Shareholder:

As I write this letter to accompany our semiannual reports, it’s clear that the markets and the economy have continued to create significant headwinds for investors. With skyrocketing fuel prices, fallout from the subprime mortgage crisis, a sharp decline in the relative value of the U.S. dollar and renewed fears about economic recession, challenging conditions abound for investors and money managers alike.

Market Review

To give you some market context, the major stock-market indexes performed poorly during the six-month reporting period that ended April 30, 2008. Large-capitalization stocks fell sharply as the Standard & Poor’s 500® (S&P 500) Index registered -9.64% for the reporting period. No relief was in sight in the growth or value segments of the market; the Russell 1000® Growth Index and the Russell 1000® Value Index registered -9.28% and -9.83%, respectively. The reporting period ended on a note of optimism, however, as each of these equity indexes posted positive returns for the month ended April 30, 2008: 4.87% for the S&P 500 Index, 5.25% for the Russell 1000® Growth Index and 4.87% for the Russell 1000® Value Index.

The bond markets offered some degree of comfort during the reporting period as the Lehman Brothers (LB) Aggregate Index recorded a 4.08% return, but yields are still significantly below where they were just one year ago.

The rocky markets continue to serve as a stark reminder that sometimes the most prudent defense against market risk may be to diversify across many different asset classes. With Nationwide FundsSM, investors have access to fund choices that include a variety of asset classes and investment styles, and the subadvisers of each fund skillfully navigate the challenges they face in their own particular ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Funds portfolios contributed commentaries to this semiannual report. In these commentaries, the managers describe the circumstances and market conditions they encountered throughout the semiannual reporting period, and they explain the investment strategies they employed in response.

Award-Winning Fund Family

In more positive news, we were gratified to learn that Nationwide Funds GroupSM (NFG) was recognized as the “Best Fixed Income Fund Family” in the small fund company category at the annual Lipper Fund Awards ceremony held recently in New York City. NFG ranked first out of 73 fund families with less than $28 billion in total net assets during the three-year period ended December 31, 2007. In addition, three Nationwide® mutual funds received Lipper Fund Awards for their category-leading performance.

We’re proud to be acknowledged by Lipper for the strong performance of our mutual funds, and we congratulate and thank our fixed-income subadvisers—Nationwide Asset Management, LLC and Morley Capital Management, Inc.—for their vital contributions. While winning awards is not our primary goal, doing so is one way to validate our mission to help investors pursue their financial goals by selecting the best possible managers for each investment style.

Once again we thank you for entrusting your assets to NFG, and we wish you all the best for the remainder of 2008.

Sincerely,

Stephen T. Grugeon
Chief Operating Officer and Interim President
Nationwide Funds Group

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

The Fixed Income: Small category included 73 fund families with less than $28 billion in total net assets.

Lipper determined the award winner by averaging the decile rank of the three-year Consistent Return scores for all of the funds within the eligible group. The fund family

2008 Semiannual Report 1

Message to Shareholders
Continued

with the lowest average decile rank received the award. The first decile is considered the best ranking and the tenth decile is considered the worst.

Consistent Return is a quantitative metric that incorporates two characteristics: risk adjusted return and the strength of the fund’s performance trend. Consistent Return reflects funds’ historical risk-adjusted returns, adjusted for volatility, relative to peers.

Current performance may be either higher or lower than the performance used to determine the award. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

In order to achieve the Nationwide Hedged Core Equity Fund’s objective, the manager uses sophisticated investment strategies such as leverage, short selling, and investing in derivatives and ETFs. These strategies cause the Fund to have greater risk and volatility, and higher expenses, than those of other investments.

In order to achieve the Nationwide Market Neutral Fund’s objective, the manager uses sophisticated investment strategies such as leverage, short selling, short-term trading and investing in derivatives. These strategies cause the Fund to have greater risk and volatility, and higher expenses, than those of other investments.

Investments in derivatives and initial public offerings (IPOs), which can be very volatile and carry high transaction costs. These Funds also invest in small-company stocks, which have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Investments in real estate investment trusts (REITs), which are more volatile than other types of securities.

Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. This can cause a Fund to underperform other funds that use different investment styles.

International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

The Nationwide Hedged Core Equity Fund’s primary benchmark index is the Russell 1000® Index. The Fund’s Composite Index consists of 65% Russell 1000 Index and 35% Citigroup 3-Month Treasury Bill (T-Bill) Index.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the market capitalization of the Russell 3000 Index.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

2 Semiannual Report 2008

Sales charge and fee information:
Nationwide Hedged Core Equity Fund
Nationwide Market Neutral Fund
Nationwide Small Cap Fund
Nationwide Small Cap Core Fund
Nationwide Small Cap Growth Opportunities Fund
Nationwide Small Cap Value Fund

Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report. Views expressed within are those of Nationwide Funds Group as of the date noted, are subject to change at any time and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of Fund’s portfolio holdings can be found on the Trust’s internet site nationwidefunds.com.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwidefunds.com. Please read it carefully before investing any money.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with Aberdeen Asset Management Inc.

2008 Semiannual Report 3

Nationwide Hedged Core Equity Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Hedged Core Equity Fund (Class A at NAV) registered -8.80% versus -5.72% for its composite benchmark, 65% Russell 1000® Index and 35% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Long/Short Equity Funds (consisting of 132 funds as of April 30, 2008) was -9.06% for the same time period.

Can you describe the market environment during the reporting period?

The reporting period was marked by high volatility and falling share prices as concerns about the credit markets, recession fears, mixed earnings data and high energy prices weighed on investors’ minds. On the positive side, global growth continued to improve, and the Federal Reserve Board actively tried to stimulate the U.S. economy with monetary policy. Also, early signs emerged that the worst of the credit crisis might have passed. In this environment, investors preferred growth over value. Our quantitative stock selection model began identifying as attractive those stocks with positive earnings revisions and good growth prospects. The model ranked stocks with economically cyclical characteristics as increasingly unattractive. This proved to be a winning strategy during the final four months of the reporting period.

What areas of investment provided the most positive relative returns for the Fund?

Stock selection in the consumer staples and information technology sectors contributed to Fund performance. Within consumer staples, Fund holding Wal-Mart Stores, Inc., a large discount retailer, was purchased because the stock ranked highly on several quantitative growth and value factors; the stock performed well because the company’s earnings prospects improved as consumers increasingly shopped for bargains. Fund performance also was aided by a small short position in Bear Stearns, a firm involved in investment banking, securities and derivatives trading, and brokerage services; the stock scored poorly on quantitative earnings growth and revision factors; rumors of operational and liquidity problems drove the stock price down dramatically, culminating in an agreement for the company to be bought by JPMorgan Chase & Co. A short position in restructuring computer maker Dell Inc. aided Fund results as well.

What areas detracted from Fund performance?

Amid weak market conditions, the Fund’s short positions generally added value, while the Fund’s long exposures held back performance. In the industrials sector, Delta Air Lines, Inc. was a detractor; we were long on the stock because our quantitative model ranked Delta as attractive, based on the stock’s valuation. As oil prices continued to rise and fuel costs soared, however, analysts lowered their earnings estimates for airline companies, and investor sentiment toward these estimates became increasingly negative. In the consumer discretionary sector, a long position in J. C. Penney Co., Inc., a department-store operator, detracted from Fund performance; while our quantitative model determined that the stock was attractive, based on its valuation relative to other consumer discretionary companies, it underperformed due to fears that the economic slowdown would hurt retail sales. We sold both Delta Air Lines and J. C. Penney. Last of all, the share price of Fund-holding Lincare Holdings Inc., a provider of respiratory therapy services to the home health-care market, declined when management announced that revenues would drop because of cuts in Medicare reimbursement.

What is your outlook for the near term?

Uncertainty about inflation, sluggish economic growth and the effects of the credit crisis continue to be a concern for investors. A few signs are emerging, however, indicating that the economy may have begun a turnaround. Federal Reserve policy seems to be having a positive influence on the U.S. economy and the financial markets. Global growth continues to be positive, although less robust than before. An improving economic outlook could increase the attractiveness of equity securities. Moreover, our quantitative model indicates that the number of attractive investment opportunities is increasing.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Manager:
Joseph A. Cerniglia, CFA

4 Semiannual Report 2008

Fund Performance	Nationwide Hedged Core Equity Fund

Average Annual Total Return
(For periods ended April 30, 2008)

					Gross	Net
		Six			Expense	Expense
		Month*	1 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC6	-8.80%	-6.27%	1.01%	4.22%	2.44%
	w/SC3	-14.01%	-11.68%	-2.69%

Class B	w/o SC6	-9.13%	-6.94%	0.10%	4.97%	3.19%
	w/SC4	-13.54%	-11.45%	-2.36%

Class C	w/o SC6	-9.04%	-6.84%	0.16%	4.97%	3.19%
	w/SC5	-9.92%	-7.74%	0.16%

Class R2		-8.84%	-6.40%	0.62%	4.67%	2.89%

Institutional Service Class[2]		-8.65%	-6.00%	1.16%	3.97%	2.19%

Institutional Class[2]		-8.64%	-5.99%	1.22%	3.97%	2.19%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on September 29, 2006.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Hedged Core Equity Fund, Russell 1000 Index (Russell 1000)(a), the Citigroup U.S. Domestic 3-Month T Bill Index(b), the Composite Index(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 is an unmanaged index of approximately 1,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The Citigroup U.S. Domestic 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(c)	The Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Composite is a combination of the Russell 1000 (65%) and the Citigroup U.S. Domestic 3-Month T Bill Index (35%).

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 5

Shareholder	Nationwide Hedged Core Equity Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Nationwide Hedged Core Equity Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	912.00	11.93	2.51
	Hypothetical	(b)	1,000.00	1,012.38	12.56	2.51

Class B Shares	Actual		1,000.00	908.70	13.67	2.88
	Hypothetical	(b)	1,000.00	1,010.54	14.40	2.88

Class C Shares	Actual		1,000.00	909.60	13.67	2.88
	Hypothetical	(b)	1,000.00	1,010.54	14.40	2.88

Class R Shares	Actual		1,000.00	911.60	11.45	2.41
	Hypothetical	(b)	1,000.00	1,012.88	12.06	2.41

Institutional Service Class Shares	Actual		1,000.00	913.50	8.94	1.88
	Hypothetical	(b)	1,000.00	1,015.51	9.42	1.88

Institutional Class Shares	Actual		1,000.00	913.60	8.71	1.83
	Hypothetical	(b)	1,000.00	1,015.76	9.17	1.83

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

6 Semiannual Report 2008

Portfolio Summary	Nationwide Hedged Core Equity Fund Long Positions
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks — Long Positions	96.6%
Other assets in excess of liabilities	3.4%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	10.5%
Pharmaceuticals	6.6%
Computers & Peripherals	6.5%
Diversified Financial Services	5.5%
Food & Staples Retailing	5.5%
Machinery	5.0%
Capital Markets	3.7%
Insurance	3.7%
Chemicals	3.5%
Diversified Telecommunication Services	3.0%
Other	46.5%

100.0%

Top Holdings

Exxon Mobil Corp.	3.6%
Bank of America Corp.	2.8%
Chevron Corp.	2.6%
Microsoft Corp.	2.3%
AT&T, Inc.	2.3%
International Business Machines Corp.	2.1%
Johnson & Johnson	2.1%
Wal-Mart Stores, Inc.	2.0%
ConocoPhillips	2.0%
JPMorgan Chase & Co.	2.0%
Other	76.2%

100.0%

2008 Semiannual Report 7

Portfolio Summary	Nationwide Hedged Core Equity Fund Short Positions
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks — Short Positions	19.4%
Other	80.6%

100.0%

Top Industries

IT Services	2.2%
Real Estate Investment Trusts (REITs)	2.1%
Oil, Gas & Consumable Fuels	1.4%
Media	1.3%
Energy Equipment & Services	1.2%
Health Care Providers & Services	1.0%
Diversified Telecommunication Services	1.0%
Air Freight & Logistics	0.9%
Electric Utility	0.8%
Health Care Equipment & Supplies	0.8%
Other	87.3%

100.0%

Top Holdings

Devon Energy Corp.	0.9%
United Parcel Service, Inc., Class B	0.9%
Duke Energy Corp.	0.8%
EW Scripps Co., Class A	0.8%
Automatic Data Processing, Inc.	0.8%
Tyco International Ltd.	0.7%
Simon Property Group, Inc.	0.7%
Embarq Corp.	0.7%
Weatherford International Ltd.	0.6%
Kraft Foods, Inc., Class A	0.6%
Other	92.5%

100.0%

8 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Hedged Core Equity Fund

Common Stocks — Long Positions (96.6%) (a)
	Shares	Value

Aerospace & Defense (2.6%)
Alliant Techsystems, Inc.*	300	$32,928
Boeing Co.	800	67,888
L-3 Communications Holdings, Inc.	300	33,435

		134,251

Auto Components (2.9%)
Autoliv, Inc.	1,300	79,612
Johnson Controls, Inc.	1,900	66,994

		146,606

Beverages (1.6%)
Coca-Cola Enterprises, Inc.	1,200	27,000
Molson Coors Brewing Co., Class B	500	27,420
Pepsi Bottling Group, Inc.	800	26,968

		81,388

Biotechnology (1.1%)
Amgen, Inc.*	1,300	54,431

Capital Markets (3.7%)
Bank of New York Mellon Corp. (The)	1,700	74,001
BlackRock, Inc.	200	40,358
Goldman Sachs Group, Inc. (The)	400	76,548

		190,907

Chemicals (3.5%)
Dow Chemical Co. (The)	1,400	56,210
Eastman Chemical Co.	700	51,450
Lubrizol Corp.	600	34,992
PPG Industries, Inc.	600	36,822

		179,474

Commercial Banks (1.6%)
Comerica, Inc.	1,700	59,041
East West Bancorp, Inc.	1,700	24,208

		83,249

Communications Equipment (2.0%)
Cisco Systems, Inc.*	2,700	69,228
QUALCOMM, Inc.	800	34,552

		103,780

Computers & Peripherals (6.5%)
Apple, Inc.*	400	69,580
EMC Corp.*	2,200	33,880
Hewlett-Packard Co.	1,800	83,430
International Business Machines Corp.	900	108,630
Sun Microsystems, Inc.*	2,400	37,584

		333,104

Diversified Financial Services (5.5%)
Bank of America Corp.	3,800	142,652
JPMorgan Chase & Co.	2,100	100,065
NYSE Euronext	600	39,660

		282,377

Diversified Telecommunication Services (3.0%)
AT&T, Inc.	3,000	116,130
CenturyTel, Inc.	1,200	38,940

		155,070

Electric Utilities (2.5%)
Great Plains Energy, Inc.	1,700	43,588
Northeast Utilities	1,400	36,848
Sierra Pacific Resources	3,300	44,979

		125,415

Electrical Equipment (0.8%)
Cooper Industries Ltd., Class A	900	38,151

Energy Equipment & Services (2.7%)
Schlumberger Ltd.	700	70,385
SEACOR Holdings, Inc.*	300	25,533
Transocean, Inc.*	300	44,238

		140,156

Food & Staples Retailing (5.5%)
CVS Caremark Corp.	1,000	40,370
Kroger Co. (The)	1,400	38,150
Safeway, Inc.	1,300	41,080
SUPERVALU, Inc.	1,000	33,100
Wal-Mart Stores, Inc.	1,800	104,364
Walgreen Co.	700	24,395

		281,459

Food Products (2.0%)
Archer-Daniels-Midland Co.	700	30,842
Bunge Ltd.	300	34,227
Campbell Soup Co.	1,000	34,800

		99,869

Health Care Equipment & Supplies (0.9%)
Kinetic Concepts, Inc.*	1,200	47,592

Health Care Providers & Services (0.9%)
Lincare Holdings, Inc.*	1,900	46,246

Health Care Technology (0.9%)
Cerner Corp.*	1,000	46,270

2008 Semiannual Report 9

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Hedged Core Equity Fund (Continued)

Common Stocks — Long Positions (continued)
	Shares	Value

Hotels, Restaurants & Leisure (1.1%)
Carnival Corp.	1,400	$56,238

Household Durables (1.0%)
Snap-on, Inc.	400	23,724
Whirlpool Corp.	400	29,112

		52,836

Household Products (0.7%)
Procter & Gamble Co.	500	33,525

Industrial Conglomerates (2.7%)
3M Co.	800	61,520
General Electric Co.	2,400	78,480

		140,000

Insurance (3.7%)
American International Group, Inc.	1,600	73,920
MetLife, Inc.	1,300	79,105
Prudential Financial, Inc.	500	37,855

		190,880

Internet Software & Services (1.1%)
Google, Inc., Class A *	100	57,429

Leisure Equipment & Products (1.0%)
Hasbro, Inc.	1,400	49,784

Machinery (5.0%)
Caterpillar, Inc.	900	73,692
Eaton Corp.	700	61,488
Harsco Corp.	1,000	59,330
Parker Hannifin Corp.	400	31,940
Trinity Industries, Inc.	900	27,360

		253,810

Media (3.0%)
CBS Corp., Class B	1,300	29,991
Time Warner, Inc.	4,400	65,340
Walt Disney Co. (The)	1,800	58,374

		153,705

Metals & Mining (0.7%)
Freeport-McMoRan Copper & Gold, Inc.	300	34,125

Multi-Utilities (1.5%)
Dominion Resources, Inc.	1,100	47,729
Sempra Energy	500	28,335

		76,064

Office Electronics (0.7%)
Xerox Corp.	2,600	36,322

Oil, Gas & Consumable Fuels (10.5%)
Anadarko Petroleum Corp.	600	39,936
Chevron Corp.	1,400	134,610
Cimarex Energy Co.	700	43,610
ConocoPhillips	1,200	103,380
Exxon Mobil Corp.	2,000	186,140
Williams Cos., Inc.	800	28,400

		536,076

Pharmaceuticals (6.6%)
Bristol-Myers Squibb Co.	2,300	50,531
Johnson & Johnson	1,600	107,344
Merck & Co., Inc.	1,000	38,040
Pfizer, Inc.	4,100	82,451
Wyeth	1,300	57,811

		336,177

Real Estate Investment Trust (REIT) (0.9%)
Rayonier, Inc.	1,100	46,233

Road & Rail (1.1%)
Union Pacific Corp.	400	58,076

Semiconductors & Semiconductor Equipment (2.7%)
Intel Corp.	4,150	92,379
Texas Instruments, Inc.	1,500	43,740

		136,119

Software (2.4%)
Microsoft Corp.	4,200	119,784

Total Common Stocks — Long Positions		4,936,978

Total Investments (Cost $4,957,766)(b) — 96.6%		4,936,978

Other assets in excess of liabilities — 3.4%		175,508

NET ASSETS — 100.0%		$5,112,486

*	Denotes a non-income producing security.

(a)	All long positions held as collateral for securities sold short.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

10 Semiannual Report 2008

Statement of Securities Sold Short
April 30, 2008 (Unaudited)

Nationwide Hedged Core Equity Fund

Common Stocks — Short Positions (19.4%)
	Shares	Value

Air Freight & Logistics (0.9%)
United Parcel Service, Inc., Class B	600	$43,446

Biotechnology (0.4%)
Gilead Sciences, Inc.*	400	20,704

Chemicals (0.5%)
Monsanto Co.	200	22,804

Commercial Services & Supplies (0.5%)
RR Donnelley & Sons Co.	900	27,576

Consumer Goods (0.4%)
Colgate-Palmolive Co.	300	21,210

Diversified Consumer Services (0.6%)
H&R Block, Inc.	1,400	30,618

Diversified Telecommunication Services (1.0%)
Embarq Corp.	800	33,256
Globalstar, Inc.	2,100	17,325

		50,581

Electric Utility (0.8%)
Duke Energy Corp.	2,300	42,113

Energy Equipment & Services (1.2%)
Cameron International Corp.*	600	29,538
Weatherford International Ltd.*	400	32,268

		61,806

Food Products (0.6%)
Kraft Foods, Inc., Class A	1,000	31,630

Health Care Equipment & Supplies (0.8%)
Covidien Ltd.	500	23,345
Zimmer Holdings, Inc.*	200	14,832

		38,177

Health Care Providers & Services (1.0%)
Cardinal Health, Inc.	400	20,828
CIGNA Corp.	700	29,897

		50,725

Household Products (0.5%)
Kimberly-Clark Corp.	400	25,596

Industrial Conglomerate (0.7%)
Tyco International Ltd.	800	37,432

Insurance (0.6%)
XL Capital Ltd., Class A	900	31,401

IT Services (2.2%)
Automatic Data Processing, Inc.	900	39,780
Fiserv, Inc.*	400	20,220
Paychex, Inc.	800	29,096
Western Union Co. (The)	1,100	25,300

		114,396

Machinery (0.4%)
Ingersoll-Rand Co. Ltd., Class A	500	22,190

Media (1.3%)
EW Scripps Co., Class A	900	40,419
Liberty Media Corp., Series A*	1,000	25,950

		66,369

Oil, Gas & Consumable Fuels (1.4%)
Devon Energy Corp.	400	45,360
XTO Energy, Inc.	450	27,837

		73,197

Paper & Forest Products (0.4%)
Weyerhaeuser Co.	300	19,164

Real Estate Investment Trusts (REITs) (2.1%)
AvalonBay Communities, Inc.	200	20,400
Equity Residential	600	24,912
Simon Property Group, Inc.	350	34,951
Vornado Realty Trust	300	27,927

		108,190

Semiconductors & Semiconductor Equipment (0.5%)
Lam Research Corp.*	600	24,504

Software (0.6%)
C.A., Inc.	1,300	28,782

Total Common Stocks — Short Positions		992,611

Total Securities Sold Short (Proceeds $971,750) (a) — 19.4%		992,611

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Semiannual Report 11

Nationwide Market Neutral Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Market Neutral Fund (Class A at NAV) registered -1.15% versus 1.48% for its benchmark, the Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Equity Market Neutral Funds (consisting of 63 funds as of April 30, 2008) was -1.26% for the same time period.

Can you describe the market environment during the reporting period?

The reporting period was marked by high volatility and falling share prices as concerns about the credit markets, recession fears, mixed earnings data, and high energy prices weighed on investors’ minds. On the positive side, global growth continued to improve, and the Federal Reserve Board actively tried to stimulate the U.S. economy with monetary policy. Also, early signs emerged that the worst of the credit crisis might have passed. In this environment, investors preferred growth over value. Our quantitative stock selection model began identifying as attractive those stocks with positive earnings revisions and good growth prospects. The model ranked stocks with economically-cyclical characteristics as increasingly unattractive. This proved to be a winning strategy during the final four months of the reporting period.

What areas of investment provided the most positive relative returns for the Fund?

Fund performance was aided by a small short position by the Fund in Bear Stearns, a firm involved in investment banking, securities and derivatives trading, and brokerage services; the stock scored poorly on quantitative earnings growth and revision factors; rumors of operational and liquidity problems drove the stock price down dramatically, culminating in an agreement for Bear Stearns to be bought by JPMorgan Chase & Co. A long position in Massey Energy Co., a coal producer, performed strongly for the Fund; Massey Energy ranked strongly on several earnings revision quantitative factors, and rising coal prices continued to drive strong earnings growth for the company. A long position by the Fund in Hudson City Bancorp, Inc. also performed well for the Fund; relative to other financial companies, the company delivered good performance, based on the strong credit quality of its holdings.

What areas detracted from Fund performance?

Amid weak market conditions, the Fund’s short positions generally added value, while the Fund’s long exposures held back performance. In the industrials sector, Delta Air Lines, Inc. was a detractor; we were long on the stock because our quantitative model ranked Delta as attractive, based on the stock’s valuation; as oil prices continued to rise and fuel costs soared during the reporting period, however, analysts lowered their earnings estimates for airline companies and investor sentiment toward these estimates became increasingly negative. The Fund’s long position in Jabil Circuit, Inc., an electronic manufacturing services and solutions company, also underperformed; while our quantitative model determined that the Jabil Circuit stock was attractive, based on Jabil Circuit’s earnings prospects relative to other technology companies, the company announced earnings that fell short of analysts’ forecasts, citing a slowdown in consumer spending. Last of all, the share price of Fund holding Lincare Holdings Inc., a provider of respiratory therapy services to the home health-care market, declined when management announced that revenues would drop because of cuts in Medicare reimbursement.

What is your outlook for the near term?

Uncertainty about inflation, sluggish economic growth and the effects of the credit crisis continue to be a concern for investors. A few signs are emerging, however, indicating that the economy may have begun a turnaround. Federal Reserve policy seems to be having a positive influence on the U.S. economy and the financial markets. Global growth continues to be positive, although less robust than before. An improving economic outlook could increase the attractiveness of equity securities. Moreover, our quantitative model indicates that the number of attractive investment opportunities is increasing.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Manager:
Joseph A. Cerniglia, CFA

12 Semiannual Report 2008

Fund Performance	Nationwide Market Neutral Fund

Average Annual Total Return
(For periods ended April 30, 2008)

					Gross	Net
		Six			Expense	Expense
		Month*	1 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC6	-1.15%	-1.75%	-1.97%	4.95%	3.28%
	w/SC3	-6.88%	-7.43%	-5.56%

Class B	w/o SC6	-1.50%	-2.55%	-2.60%	5.70%	4.03%
	w/SC4	-6.38%	-7.34%	-5.02%

Class C	w/o SC6	-1.58%	-2.58%	-2.62%	5.70%	4.03%
	w/SC5	-2.56%	-3.54%	-2.62%

Class R2		-1.32%	-1.94%	-2.11%	5.40%	3.73%

Institutional Service Class[2]		-1.04%	-1.54%	-1.59%	4.70%	3.03%

Institutional Class[2]		-1.04%	-1.44%	-1.59%	4.70%	3.03%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on September 29, 2006.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Market Neutral Fund, Citigroup U.S. Domestic 3-Month T Bill Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Citigroup U.S. Domestic 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 13

Shareholder	Nationwide Market Neutral Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Nationwide Market Neutral Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	988.50	17.40	3.52
	Hypothetical	(b)	1,000.00	1,007.36	17.57	3.52

Class B Shares	Actual		1,000.00	985.00	20.93	4.24
	Hypothetical	(b)	1,000.00	1,003.78	21.12	4.24

Class C Shares	Actual		1,000.00	984.20	21.02	4.26
	Hypothetical	(b)	1,000.00	1,003.68	21.22	4.26

Class R Shares	Actual		1,000.00	986.80	18.67	3.78
	Hypothetical	(b)	1,000.00	1,006.07	18.85	3.78

Institutional Service Class Shares	Actual		1,000.00	989.60	16.37	3.31
	Hypothetical	(b)	1,000.00	1,008.40	16.53	3.31

Institutional Class Shares	Actual		1,000.00	989.60	16.13	3.26
	Hypothetical	(b)	1,000.00	1,008.65	16.28	3.26

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

14 Semiannual Report 2008

Portfolio Summary	Nationwide Market Neutral Fund Long Positions
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks — Long Positions	99.9%
Repurchase Agreements	5.8%
Liabilities in excess of other assets	-5.7%

100.0%

Top Industries

Oil, Gas & Consumable Fuels	9.4%
Food & Staples Retailing	5.4%
Chemicals	5.1%
Energy Equipment & Services	5.1%
Insurance	5.0%
Media	4.5%
Multi-Utilities	4.1%
Machinery	3.5%
Real Estate Investment Trusts (REITs)	3.3%
Health Care Providers & Services	3.0%
Other	51.6%

100.0%

Top Holdings*

Eastman Chemical Co.	1.4%
Autoliv, Inc.	1.2%
Cimarex Energy Co.	1.1%
Alexander & Baldwin, Inc.	1.1%
AT&T, Inc.	1.1%
Northeast Utilities	1.1%
Rayonier, Inc.	1.1%
L-3 Communications Holdings, Inc.	1.0%
International Business Machines Corp.	1.0%
Hewlett-Packard Co.	1.0%
Other	88.9%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 15

Portfolio Summary	Nationwide Market Neutral Fund Short Positions
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks — Short Positions	94.5%
Other	5.5%

100.0%

Top Industries

Commercial Banks	7.5%
Oil, Gas & Consumable Fuels	7.2%
Media	5.9%
Real Estate Investment Trusts (REITs)	5.4%
Electric Utilities	4.8%
Commercial Services & Supplies	4.7%
Energy Equipment & Services	4.2%
IT Services	3.6%
Insurance	3.3%
Machinery	3.0%
Other	50.4%

100.0%

Top Holdings

Equitable Resources, Inc.	1.5%
CNX Gas Corp.	1.2%
Brown-Forman Corp.	1.2%
Paychex, Inc.	1.1%
Simon Property Group, Inc.	1.1%
Hershey Co. (The)	1.1%
Hawaiian Electric Industries, Inc.	1.1%
Landstar System, Inc.	1.1%
FirstEnergy Corp.	1.0%
ChoicePoint, Inc.	1.0%
Other	88.6%

100.0%

16 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Market Neutral Fund

Common Stocks — Long Positions (99.9%) (a)
	Shares or
	Principal Amount	Value

Aerospace & Defense (2.6%)
GenCorp, Inc.*	3,700	$31,709
L-3 Communications Holdings, Inc.	1,200	133,740
Moog, Inc., Class A*	1,300	56,043
Northrop Grumman Corp.	1,600	117,712

		339,204

Air Freight & Logistics (0.7%)
FedEx Corp.	1,000	95,870

Airlines (0.5%)
Delta Air Lines, Inc.*	5,600	47,656
Northwest Airlines Corp.*	2,000	19,320

		66,976

Auto Components (2.8%)
Autoliv, Inc.	2,500	153,100
BorgWarner, Inc.	600	29,490
Goodyear Tire & Rubber Co. (The)*	400	10,712
Johnson Controls, Inc.	2,900	102,254
Lear Corp.*	2,300	65,711

		361,267

Beverages (1.1%)
Coca-Cola Enterprises, Inc.	3,500	78,750
Molson Coors Brewing Co., Class B	600	32,904
PepsiAmericas, Inc.	1,100	28,270

		139,924

Building Products (0.2%)
Lennox International, Inc.	900	29,826

Capital Markets (2.4%)
Bank of New York Mellon Corp. (The)	2,900	126,237
BlackRock, Inc.	400	80,716
Investment Technology Group, Inc.*	600	28,956
Morgan Stanley	600	29,160
Northern Trust Corp.	600	44,466

		309,535

Chemicals (5.1%)
A. Schulman, Inc.	3,000	63,600
Air Products & Chemicals, Inc.	900	88,587
Cytec Industries, Inc.	500	29,505
Dow Chemical Co. (The)	1,700	68,255
Eastman Chemical Co.	2,400	176,400
Lubrizol Corp.	700	40,824
Olin Corp.	2,600	52,442
Rohm & Haas Co.	700	37,415
Sensient Technologies Corp.	2,300	68,471
Valhi, Inc.	900	23,949

		649,448

Commercial Banks (2.0%)
Bancfirst Corp.	1,500	65,595
Comerica, Inc.	700	24,311
Community Bank System, Inc.	2,100	53,529
East West Bancorp, Inc.	1,700	24,208
First Citizens BancShares, Inc., Class A	300	42,231
PNC Financial Services Group, Inc.	754	52,290

		262,164

Commercial Services & Supplies (2.1%)
Ennis, Inc.	2,500	42,350
Steelcase, Inc., Class A	2,800	31,024
United Stationers, Inc.*	800	35,272
Waste Management, Inc.	2,500	90,250
Watson Wyatt Worldwide, Inc., Class A	1,100	64,482

		263,378

Communications Equipment (0.4%)
Harris Corp.	1,000	54,030

Computers & Peripherals (3.0%)
Hewlett-Packard Co.	2,800	129,780
International Business Machines Corp.	1,100	132,770
Seagate Technology	2,900	54,723
Sun Microsystems, Inc.*	4,200	65,772

		383,045

Containers & Packaging (1.2%)
Bemis Co., Inc.	1,200	31,560
Rock-Tenn Co., Class A	2,300	78,039
Sonoco Products Co.	1,500	49,425

		159,024

Diversified Consumer Services (0.5%)
Hillenbrand, Inc.*	1,800	34,272
Service Corp. International	2,900	32,219

		66,491

Diversified Financial Services (0.8%)
Compass Diversified Holdings	4,100	50,266
NYSE Euronext	700	46,270

		96,536

2008 Semiannual Report 17

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Market Neutral Fund (Continued)

Common Stocks — Long Positions (continued)
	Shares or
	Principal Amount	Value

Diversified Telecommunication Services (1.9%)
AT&T, Inc.	3,600	$139,356
CenturyTel, Inc.	3,100	100,595

		239,951

Electric Utilities (2.7%)
Edison International	800	41,736
Northeast Utilities	5,200	136,864
Pepco Holdings, Inc.	2,500	62,275
Sierra Pacific Resources	8,200	111,766

		352,641

Electrical Equipment (0.6%)
Cooper Industries Ltd., Class A	800	33,912
EnerSys*	1,700	39,780

		73,692

Electronic Equipment & Instruments (2.6%)
Amphenol Corp., Class A	1,200	55,416
Anixter International, Inc.*	800	45,576
Jabil Circuit, Inc.	3,700	40,256
Molex, Inc.	2,800	79,464
SYNNEX Corp.*	2,400	57,312
Tech Data Corp.*	800	26,888
Tyco Electronics Ltd.	900	33,669

		338,581

Energy Equipment & Services (5.1%)
Bristow Group, Inc.*	900	47,475
Exterran Holdings, Inc.*	900	60,111
Gulf Island Fabrication, Inc.	1,400	55,356
Helmerich & Payne, Inc.	1,300	69,875
Patterson-UTI Energy, Inc.	4,200	117,348
Pride International, Inc.*	700	29,715
SEACOR Holdings, Inc.*	1,300	110,643
Tidewater, Inc.	1,600	104,352
W-H Energy Services, Inc.*	700	54,103

		648,978

Food & Staples Retailing (5.4%)
Andersons, Inc. (The)	1,300	59,085
Casey’s General Stores, Inc.	2,500	55,325
Costco Wholesale Corp.	600	42,750
CVS Caremark Corp.	800	32,296
Kroger Co. (The)	2,900	79,025
Longs Drug Stores Corp.	700	28,042
Ruddick Corp.	1,900	73,530
Safeway, Inc.	2,700	85,320
SYSCO Corp.	2,200	67,254
Wal-Mart Stores, Inc.	1,200	69,576
Weis Markets, Inc.	1,500	46,065
Whole Foods Market, Inc.	1,700	55,488

		693,756

Food Products (1.3%)
Bunge Ltd.	300	34,227
Corn Products International, Inc.	1,100	51,018
Flowers Foods, Inc.	2,300	59,547
Smithfield Foods, Inc.*	900	25,812

		170,604

Health Care Equipment & Supplies (1.6%)
Baxter International, Inc.	600	37,392
Becton, Dickinson & Co.	700	62,580
CONMED Corp.*	1,500	38,280
Hill-Rom Holdings, Inc.	1,800	45,234
Kinetic Concepts, Inc.*	500	19,830

		203,316

Health Care Providers & Services (3.0%)
AMERIGROUP Corp.*	1,100	28,589
Laboratory Corp. of America Holdings*	500	37,810
LifePoint Hospitals, Inc.*	2,100	63,252
Lincare Holdings, Inc.*	2,600	63,284
Molina Healthcare, Inc.*	1,300	32,279
Owens & Minor, Inc.	1,300	58,916
Universal Health Services, Inc., Class B	1,700	106,488

		390,618

Health Care Technology (0.6%)
Cerner Corp.*	1,700	78,659

Hotels, Restaurants & Leisure (2.7%)
Bob Evans Farms, Inc.	1,900	53,333
Carnival Corp.	800	32,136
Darden Restaurants, Inc.	1,700	60,486
Jack in the Box, Inc.*	1,700	45,475
McDonald’s Corp.	1,200	71,496
Panera Bread Co., Class A*	800	41,808
Yum! Brands, Inc.	1,000	40,680

		345,414

18 Semiannual Report 2008

Common Stocks — Long Positions (continued)
	Shares or
	Principal Amount	Value

Household Durables (0.7%)
Blyth, Inc.	1,900	$31,996
Snap-On, Inc.	700	41,517
Whirlpool Corp.	300	21,834

		95,347

Independent Power Producers & Energy Traders (0.7%)
Constellation Energy Group, Inc.	700	59,255
Dynegy, Inc., Class A*	3,600	31,032

		90,287

Insurance (5.0%)
ACE Ltd.	900	54,261
Amerisafe, Inc.*	2,800	39,928
Arch Capital Group Ltd.*	500	35,325
Aspen Insurance Holdings Ltd.	1,600	41,584
Assurant, Inc.	400	26,000
Chubb Corp.	1,700	90,049
Cincinnati Financial Corp.	2,600	93,340
Endurance Specialty Holdings Ltd.	1,300	48,269
Fidelity National Financial, Inc., Class A	1,300	20,787
Hanover Insurance Group, Inc. (The)	600	26,928
Infinity Property & Casualty Corp.	1,300	50,388
Philadelphia Consolidated Holding Co.*	800	29,504
Selective Insurance Group	2,200	46,904
StanCorp Financial Group, Inc.	800	40,992

		644,259

Internet & Catalog Retail (0.3%)
FTD Group, Inc.	2,900	39,875

IT Services (0.9%)
DST Systems, Inc.*	500	29,920
MAXIMUS, Inc.	1,100	41,712
SAIC, Inc.*	2,200	41,800

		113,432

Leisure Equipment & Products (0.4%)
Hasbro, Inc.	1,400	49,784

Life Sciences Tools & Services (0.6%)
Charles River Laboratories International, Inc.*	700	40,635
PerkinElmer, Inc.	1,400	37,184

		77,819

Machinery (3.5%)
Actuant Corp., Class A	1,600	54,192
Eaton Corp.	600	52,704
Harsco Corp.	2,100	124,593
ITT Corp.	600	38,400
Mueller Industries, Inc.	1,500	48,555
Timken Co.	900	32,535
Trinity Industries, Inc.	900	27,360
Wabtec Corp.	1,700	72,896

		451,235

Marine (1.7%)
Alexander & Baldwin, Inc.	2,800	140,644
Kirby Corp.*	1,500	82,260

		222,904

Media (4.5%)
Cablevision Systems Corp., Class A*	400	9,200
CBS Corp., Class B	1,900	43,833
DIRECTV Group, Inc. (The)*	1,300	32,032
DISH Network Corp., Class A*	800	23,872
Omnicom Group, Inc.	600	28,644
Regal Entertainment Group, Class A	3,900	73,944
Sinclair Broadcast Group, Inc., Class A	4,600	40,434
Time Warner, Inc.	5,800	86,130
Walt Disney Co. (The)	3,300	107,019
Washington Post Co. (The), Class B	100	65,560
World Wrestling Entertainment, Inc., Class A	3,500	61,775

		572,443

Metals & Mining (0.2%)
Alcoa, Inc.	700	24,346

Multi-Utilities (4.1%)
Alliant Energy Corp.	2,000	75,340
CenterPoint Energy, Inc.	4,200	63,924
Consolidated Edison, Inc.	2,300	95,680
Integrys Energy Group, Inc.	1,400	67,046
MDU Resources Group, Inc.	1,000	28,870
PG&E Corp.	1,300	52,000
Sempra Energy	1,800	102,006
Vectren Corp.	1,700	48,076

		532,942

Natural Gas Utilities (2.3%)
Laclede Group, Inc. (The)	1,500	56,730
New Jersey Resources Corp.	1,300	41,405

2008 Semiannual Report 19

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Market Neutral Fund (Continued)

Common Stocks — Long Positions (continued)
	Shares or
	Principal Amount	Value

Natural Gas Utilities (continued)

Oneok, Inc.	1,400	$67,368
Questar Corp.	600	37,218
Southern Union Co.	1,800	46,116
WGL Holdings, Inc.	1,500	49,200

		298,037

Office Electronics (0.6%)
Xerox Corp.	5,200	72,644

Oil, Gas & Consumable Fuels (9.4%)
Anadarko Petroleum Corp.	200	13,312
Apache Corp.	300	40,404
Bois d’Arc Energy, Inc.*	1,800	43,020
Chesapeake Energy Corp.	800	41,360
Chevron Corp.	1,200	115,380
Cimarex Energy Co.	2,300	143,290
Comstock Resources, Inc.*	1,400	63,686
ConocoPhillips	1,400	120,610
Crosstex Energy, Inc.	1,700	58,837
Encore Acquisition Co.*	1,500	68,445
Foundation Coal Holdings, Inc.	500	29,990
Massey Energy Co.	700	36,631
Murphy Oil Corp.	1,200	108,408
Occidental Petroleum Corp.	800	66,568
Pioneer Natural Resources Co.	900	51,957
Plains Exploration & Production Co.*	600	37,368
SandRidge Energy, Inc.*	800	36,144
Stone Energy Corp.*	900	54,846
Williams Cos., Inc.	2,200	78,100

		1,208,356

Paper & Forest Products (0.5%)
International Paper Co.	1,200	31,404
MeadWestvaco Corp.	1,000	26,300

		57,704

Pharmaceutical (0.2%)
Abbott Laboratories	600	31,650

Real Estate Investment Trusts (REITs) (3.3%)
Camden Property Trust	700	37,037
Colonial Properties Trust	1,200	29,076
DCT Industrial Trust, Inc.	6,100	61,000
Douglas Emmett, Inc.	2,700	64,152
Duke Realty Corp.	1,200	29,304
Potlatch Corp.	1,500	67,215
Rayonier, Inc.	3,200	134,496

		422,280

Real Estate Management & Development (0.2%)
Forest City Enterprises, Inc., Class A	700	25,858

Road & Rail (1.5%)
Hertz Global Holdings, Inc.*	2,900	37,294
J.B. Hunt Transport Services, Inc.	1,000	33,970
Ryder System, Inc.	1,700	116,399

		187,663

Semiconductors & Semiconductor Equipment (0.8%)
Intel Corp.	1,700	37,842
Intersil Corp., Class A	1,100	29,392
Standard Microsystems Corp.*	1,300	38,545

		105,779

Software (1.2%)
McAfee, Inc.*	800	26,600
Microsoft Corp.	1,800	51,336
Progress Software Corp.*	1,500	45,345
Symantec Corp.*	1,700	29,274

		152,555

Specialty Retail (0.3%)
Ross Stores, Inc.	1,000	33,490

Textiles, Apparel & Luxury Goods (0.4%)
Wolverine World Wide, Inc.	1,700	48,858

Thrifts & Mortgage Finance (1.9%)
Bank Mutual Corp.	4,500	50,355
Hudson City Bancorp, Inc.	4,600	87,998
Northwest Bancorp, Inc.	2,400	61,920
Provident New York Bancorp	3,700	49,432

		249,705

Trading Companies & Distributors (1.1%)
Aircastle Ltd.	1,300	18,174
Applied Industrial Technologies, Inc.	1,700	41,072
GATX Corp.	700	30,800
UAP Holding Corp.	1,200	46,692

		136,738

Wireless Telecommunication Services (0.7%)
SBA Communications Corp., Class A*	300	9,702
Telephone & Data Systems, Inc.	1,200	45,960
U.S. Cellular Corp.*	600	33,090

		88,752

Total Common Stocks — Long Positions		12,847,670

20 Semiannual Report 2008

Repurchase Agreements (5.8%)
	Shares or
	Principal Amount	Value

Wireless Telecommunication Services (continued)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $570,776, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $582,161	$570,746	$570,746
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $178,203, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $181,757	178,193	178,193

Total Repurchase Agreements		748,939

Total Investments (Cost $13,423,512) (b) — 105.7%		13,596,609

Liabilities in excess of other assets — (5.7)%		(737,483)

NET ASSETS — 100.0%		$12,859,126

*	Denotes a non-income producing security.

(a)	All long positions held as collateral for securities sold short.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Semiannual Report 21

Statement of Securities Sold Short
April 30, 2008 (Unaudited)

Nationwide Market Neutral Fund

Common Stocks — Short Positions (94.5%)
	Shares	Value

Aerospace & Defense (0.9%)
General Dynamics Corp.	500	$45,210
Spirit Aerosystems Holdings, Inc.*	900	26,253
Taser International, Inc.	700	39,669

		111,132

Air Freight & Logistics (2.4%)
C.H. Robinson Worldwide, Inc.	1,200	75,216
Expeditors International of Washington, Inc.	2,400	111,816
United Parcel Service, Inc., Class B	1,700	123,097

		310,129

Auto Components (0.4%)
Goodyear Tire & Rubber Co. (The)*	400	10,712
Superior Industries International, Inc.	2,200	44,682

		55,394

Banks (0.8%)
Associated Banc-Corp.	1,800	50,886
People’s United Financial, Inc.	2,700	45,819

		96,705

Beverages (1.5%)
Brown-Forman Corp., Class B	2,300	156,446
Central European Distribution Corp.*	600	36,552

		192,998

Biotechnology (1.1%)
Amgen, Inc.*	1,100	46,057
ImClone Systems, Inc.*	900	41,985
United Therapeutics Corp.*	600	50,700

		138,742

Building Products (0.3%)
Trane, Inc.	800	37,208

Capital Markets (0.5%)
Allied Capital Corp.	1,700	34,170
Federated Investors, Inc., Class B	1,000	33,480

		67,650

Chemicals (2.5%)
Albemarle Corp.	1,100	41,151
Ecolab, Inc.	700	32,172
Huntsman Corp.	1,600	35,984
International Flavors & Fragrances, Inc.	2,700	123,147
Scotts Miracle-Gro Co. (The), Class A	2,100	69,594
Valhi, Inc.	900	23,949

		325,997

Commercial Banks (7.5%)
Bank of Hawaii Corp.	700	38,381
City National Corp.	1,100	53,372
Community Trust Bancorp, Inc.	1,700	51,102
First Charter Corp.	1,700	51,646
First Midwest Bancorp, Inc.	2,300	58,719
Huntington Bancshares, Inc.	2,800	26,292
IBERIABANK Corp.	1,000	48,200
Investors Bancorp, Inc.*	4,300	63,081
MB Financial, Inc.	2,200	63,140
National City Corp.	1,700	10,710
PNC Financial Services Group, Inc.	1,554	107,770
PrivateBancorp, Inc.	1,200	40,788
Prosperity Bancshares, Inc.	1,700	52,649
Susquehanna Bancshares, Inc.	2,200	43,758
U.S. Bancorp	1,900	64,391
UnionBanCal Corp.	1,300	68,263
Wells Fargo & Co.	1,700	50,575
Westamerica Bancorp	1,300	75,972

		968,809

Commercial Services & Supplies (4.7%)
Advisory Board Co. (The)*	1,000	46,620
ChoicePoint, Inc.*	2,600	125,710
Covanta Holding Corp.*	1,300	34,619
Dun & Bradstreet Corp.	1,400	118,020
Equifax, Inc.	1,800	68,886
Pitney Bowes, Inc.	1,200	43,332
Republic Services, Inc., Class A	1,300	41,327
Robert Half International, Inc.	1,000	23,700
Stericycle, Inc.*	700	37,366
Waste Connections, Inc.*	2,000	64,140

		603,720

Communications Equipment (0.2%)
Motorola, Inc.	2,500	24,900

Computers & Peripherals (0.5%)
Diebold, Inc.	1,700	66,640

Construction & Engineering (0.2%)
Shaw Group, Inc. (The)*	500	24,710

Construction Materials (0.4%)
Vulcan Materials Co.	1,400	57,260

Consumer Goods (0.2%)
Clorox Co.	600	31,800

Containers & Packaging (0.2%)
Owens-Illinois, Inc.*	500	27,575

22 Semiannual Report 2008

Common Stocks — Short Positions (continued)
	Shares	Value

Distributor (0.3%)
Genuine Parts Co.	1,000	$42,460

Diversified Consumer Services (1.3%)
H&R Block, Inc.	5,500	120,285
Regis Corp.	1,600	46,720

		167,005

Diversified Financial Services (1.7%)
Affiliated Managers Group, Inc.*	400	39,736
Leucadia National Corp.	2,000	102,440
MSCI, Inc., Class A*	900	27,918
Pico Holdings, Inc.*	1,400	49,448

		219,542

Diversified Telecommunication Services (1.0%)
Citizens Communications Co.	7,800	83,616
Time Warner Telecom, Inc., Class A *	2,500	49,000

		132,616

Electric Utilities (4.8%)
Ameren Corp.	600	27,216
Dominion Resources, Inc.	1,400	60,746
Empire District Electric Co. (The)	2,900	60,407
Exelon Corp.	1,100	94,028
FirstEnergy Corp.	1,700	128,588
Hawaiian Electric Industries, Inc.	5,500	135,245
ITC Holdings Corp.	1,200	66,936
Pinnacle West Capital Corp.	1,400	47,516

		620,682

Electrical Equipment (0.2%)
Eastman Kodak Co.	1,700	30,413

Electronic Equipment & Instruments (0.3%)
Excel Technology, Inc.*	1,700	40,103

Energy Equipment & Services (4.2%)
Atwood Oceanics, Inc.*	600	60,414
Baker Hughes, Inc.	600	48,528
Cameron International Corp.*	1,000	49,230
CARBO Ceramics, Inc.	1,700	80,801
Diamond Offshore Drilling, Inc.	300	37,623
ENSCO International, Inc.	1,400	89,222
Hercules Offshore, Inc.*	2,400	63,264
PHI, Inc.*	1,300	48,841
Smith International, Inc.	500	38,255
TETRA Technologies, Inc.*	1,600	26,016

		542,194

Entertainment (0.2%)
Penn National Gaming, Inc.*	600	25,632

Food Products (2.7%)
H.J. Heinz Co.	700	32,942
Hershey Co. (The)	3,700	138,306
Kraft Foods, Inc., Class A	1,400	44,282
Lancaster Colony Corp.	1,700	64,923
Tootsie Roll Industries, Inc.	2,684	65,302

		345,755

Health Care Equipment & Supplies (2.6%)
Covidien Ltd.	1,500	70,035
Immucor, Inc.*	1,600	43,168
Medtronic, Inc.	700	34,076
Stryker Corp.	600	38,898
SurModics, Inc.*	1,300	57,811
Symmetry Medical, Inc.*	2,800	39,284
Thoratec Corp.*	2,800	44,772

		328,044

Health Care Providers & Services (2.0%)
Health Management Associates, Inc., Class A*	9,800	69,874
Health Net, Inc.*	2,500	73,225
Pediatrix Medical Group, Inc.*	1,590	108,152

		251,251

Health Care Technology (0.6%)
IMS Health, Inc.	3,100	76,725

Hotels, Restaurants & Leisure (1.6%)
Churchill Downs, Inc.	800	40,840
Sonic Corp.*	2,900	63,771
Speedway Motorsports, Inc.	1,700	44,268
Tim Hortons, Inc.	1,700	58,395

		207,274

Household Durables (1.3%)
Black & Decker Corp.	500	32,815
CSS Industries, Inc.	1,000	31,270
Fortune Brands, Inc.	900	60,858
Libbey, Inc., Series A*	400	6,148
Toll Brothers, Inc.*	1,600	36,224

		167,315

Household Products (0.7%)
Energizer Holdings, Inc.*	1,100	86,966

Industrial Conglomerate (0.4%)
Tyco International Ltd.	1,100	51,469

2008 Semiannual Report 23

Statement of Securities Sold Short (Continued)
April 30, 2008 (Unaudited)

Nationwide Market Neutral Fund (Continued)

Common Stocks — Short Positions (continued)
	Shares	Value

Insurance (3.3%)
Aflac, Inc.	1,400	$93,338
Arthur J Gallagher & Co.	1,200	29,484
Conseco, Inc.*	4,000	46,600
Everest Re Group Ltd.	500	45,175
Marsh & McLennan Cos., Inc.	1,000	27,590
Old Republic International Corp.	2,600	37,310
OneBeacon Insurance Group Ltd.	2,100	41,286
Progressive Corp. (The)	1,900	34,561
RAM Holdings Ltd.	600	30,864
Wesco Financial Corp.	100	43,305

		429,513

IT Services (3.6%)
Automatic Data Processing, Inc.	2,700	119,340
Fiserv, Inc.*	2,400	121,320
Hewitt Associates, Inc.*, Class A	1,900	77,900
Paychex, Inc.	4,000	145,480

		464,040

Life Sciences Tools & Services (0.2%)
Pharmaceutical Product Development, Inc.	600	24,852

Machinery (3.0%)
Danaher Corp.	800	62,416
IDEX Corp.	900	33,021
Illinois Tool Works, Inc.	1,300	67,977
Kaydon Corp.	1,500	78,555
Nordson Corp.	1,100	64,933
Pall Corp.	2,400	83,448

		390,350

Marine (0.3%)
Eagle Bulk Shipping, Inc.	1,400	41,202

Media (5.9%)
Arbitron, Inc.	1,200	57,408
Cablevision Systems Corp., Class A*	1,300	29,900
Cox Radio, Inc., Class A*	3,900	45,357
CTC Media, Inc.*	3,000	77,610
Discovery Holding Co., Class A*	2,800	64,848
DreamWorks Animation SKG, Inc., Class A*	2,500	69,900
EW Scripps Co., Class A	2,300	103,293
Getty Images, Inc.*	800	26,120
Hearst-Argyle Television, Inc.	4,700	97,384
Interpublic Group of Cos., Inc.*	3,100	28,055
Lamar Advertising Co., Class A*	700	27,678
Meredith Corp.	600	19,446
Value Line, Inc.	1,500	67,140
Viacom, Inc., Class B*	1,000	38,440

		752,579

Metals & Mining (0.9%)
Carpenter Technology Corp.	800	41,024
Crown Holdings, Inc.*	1,200	32,208
RTI International Metals, Inc.*	900	37,071

		110,303

Multi-Utility (0.4%)
TECO Energy, Inc.	3,500	56,035

Natural Gas Utilities (2.0%)
AGL Resources, Inc.	1,800	61,200
Equitable Resources, Inc.	3,000	199,110

		260,310

Oil, Gas & Consumable Fuels (7.2%)
Bill Barrett Corp.*	1,400	72,002
CNX Gas Corp.*	3,900	160,056
Denbury Resources, Inc.*	800	24,448
Dresser-Rand Group, Inc.*	1,100	40,227
El Paso Corp.	2,100	35,994
Forest Oil Corp.*	900	53,037
General Maritime Corp.	1,600	41,808
GeoMet, Inc.*	6,300	42,525
Harvest Natural Resources, Inc.*	4,600	43,654
Newfield Exploration Co.*	800	48,608
Parallel Petroleum Corp.*	2,200	46,618
Petroleum Development Corp.*	600	45,138
Quicksilver Resources, Inc.*	1,800	74,682
Range Resources Corp.	1,200	79,656
Southwestern Energy Co.*	1,500	63,465
XTO Energy, Inc.	775	47,941

		919,859

Paper & Forest Products (0.8%)
Domtar Corp.*	4,500	26,865
Neenah Paper, Inc.	1,700	39,066
Weyerhaeuser Co.	500	31,940

		97,871

Personal Products (0.7%)
Avon Products, Inc.	400	15,608
Estee Lauder Cos., Inc. (The), Class A	1,500	68,415

		84,023

Pharmaceutical (0.3%)
Forest Laboratories, Inc.*	1,000	34,710

24 Semiannual Report 2008

Common Stocks — Short Positions (continued)
	Shares	Value

Real Estate Investment Trusts (REITs) (5.4%)
Brandywine Realty Trust	2,000	$34,900
Cousins Properties, Inc.	2,600	66,066
Essex Property Trust, Inc.	500	59,500
Federal Realty Investment Trust	600	49,290
General Growth Properties, Inc.	1,400	57,344
Home Properties, Inc.	1,400	73,598
Plum Creek Timber Co., Inc.	900	36,756
ProLogis	700	43,827
Regency Centers Corp.	700	50,099
Simon Property Group, Inc.	1,400	139,804
UDR, Inc.	3,400	85,952

		697,136

Road & Rail (1.7%)
Heartland Express, Inc.	3,300	51,051
Landstar System, Inc.	2,600	135,096
YRC Worldwide, Inc.*	1,800	29,250

		215,397

Semiconductors & Semiconductor Equipment (0.8%)
ATMI, Inc.*	2,300	67,712
International Rectifier Corp.*	1,700	38,692

		106,404

Software (1.5%)
Adobe Systems, Inc.*	800	29,832
Compuware Corp*	3,900	29,406
Electronic Arts, Inc.*	600	30,882
Oracle Corp.*	3,600	75,060
Synopsys, Inc.*	1,000	23,110

		188,290

Specialty Retail (0.3%)
AutoZone, Inc.*	300	36,225

Textiles, Apparel & Luxury Goods (0.7%)
Hanesbrands, Inc*	2,400	84,048

Thrifts & Mortgage Finance (0.3%)
Westfield Financial, Inc.	4,100	39,852

Tobacco (2.0%)
Altria Group, Inc.	1,700	34,000
Loews Corp. — Carolina Group	1,200	78,804
Philip Morris International, Inc.*	1,700	86,751
Reynolds American, Inc.	1,000	53,850

		253,405

Trading Companies & Distributors (0.6%)
Fastenal Co.	700	34,167
Nuco2, Inc.*	1,600	44,256

		78,423

Water Utilities (1.1%)
California Water Service Group	1,300	50,310
Consolidated Water Co., Inc.	1,700	40,290
SJW Corp.	1,800	54,126

		144,726

Wireless Telecommunication Services (1.3%)
American Tower Corp., Class A*	1,100	47,762
Crown Castle International Corp.*	1,800	69,930
SBA Communications Corp., Class A*	1,400	45,276

		162,968

Total Common Stocks — Short Positions		12,149,336

Total Securities Sold Short (Proceeds $11,846,964) (a) — 94.5%		12,149,336

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Semiannual Report 25

Nationwide Small Cap Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Small Cap Fund (Class A at NAV) registered -19.16% versus -12.92% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 832 funds as of April 30, 2008) was -13.17% for the same time period.

Can you describe the market environment during the reporting period?

Against the backdrop of sharply declining stock prices, small-capitalization stocks were hit especially hard during the reporting period, as evidence pointing to a recession continued to accumulate and investors turned defensive. Amid this cautious environment, small caps — particularly those with significant debt — and other riskier assets were sold aggressively, regardless of their fundamental underpinnings. In an effort to boost liquidity and restore investor confidence, the Federal Reserve Board lowered short-term interest rates on five separate occasions during the reporting period, including a surprise reduction of 0.75% that occurred between scheduled Federal Reserve meetings. In addition, the Fed provided a $29 billion loan guarantee to facilitate the takeover of embattled broker Bear Stearns by JPMorgan Chase & Co. These and other efforts to calm the markets appeared to have the desired effect. By the end of April, stock prices had pared some of their losses.

What areas of investment provided the most positive relative returns for the Fund?

The Fund’s largest individual contributor was Cabot Oil & Gas Corp; the company, which has exposure to the Marcellus Shale deposit that runs through western Pennsylvania and several neighboring states, was helped by rising production and higher prices for natural gas and crude oil. Fund holding SandRidge Energy, Inc. — another natural gas play — also turned in strong performance; with a desirable property in western Texas and no competition to develop it, the company’s stock surged higher. Fund holding Old Dominion Freight Line. Inc., a small trucking company, benefited from an inexpensive valuation, indicating that the trucking cycle might be starting to improve and exhibit upwardly revised earnings estimates. We sold the Fund’s position in Old Dominion to nail down profits.

What areas detracted from Fund performance?

Stock selection detracted from Fund performance, especially in the health-care, financials, and industrials sectors. In health care, Fund holding Hythiam, Inc. was a major detractor; delays in the commercialization of the company’s treatment for drug and alcohol addiction sidetracked the stock. Fund holding Deerfield Capital Corp., a mortgage REIT (real estate investment trust), also was a significant detractor from Fund performance; although the company’s portfolio consisted of relatively safe Agency holdings and a smaller percentage of highly rated jumbo mortgages with Alt-A credit ratings (a risk classification between prime and subprime), the panic selling that engulfed the subprime mortgage market spread to the Alt-A segment as well, causing Deerfield Capital’s stock to lose a huge percentage of its value. Among the Fund’s industrials holdings, airline US Airways Group, Inc. was hampered by rising fuel costs. Also curbing Fund results was our holding in Yellow Pages publisher R.H. Donnelley Corp; several factors, including a greater-than-expected loss for the company’s fiscal fourth quarter, the decision not to resume paying a dividend and the departure of the company’s head of Internet operations weighed on Donnelley’s stock.

What is your outlook for the near term?

While we are cautious about the short term and believe the United States has either entered a recession or is on the doorstep of one, we also think that — judging by past recessions — the market could be close to a significant bottom. In keeping with this view, we continue to look for opportunities to rotate out of materials and late-cycle industrials holdings, which have enjoyed solid runs during the past several years, and to increase our exposure to areas that have experienced substantial declines but lately have begun to show promising relative strength.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
William Gerlach, CFA, Gary D. Haubold, CFA, and
Charles Purcell, CFA

26 Semiannual Report 2008

Fund Performance	Nationwide Small Cap Fund

Average Annual Total Return
(For periods ended April 30, 2008)

		Six				Expense
		Month*	1 Yr.	5 Yr.	Inception[1]	Ratio**

Class A	w/o SC2	-19.16%	-19.91%	19.12%	10.97%	1.34%
	w/SC3	-23.80%	-24.51%	17.72%	10.28%

Class B	w/o SC2	-19.43%	-20.47%	18.35%	10.27%	2.04%
	w/SC4	-22.55%	-23.55%	18.15%	10.27%

Class C5	w/o SC2	-19.44%	-20.49%	18.34%	10.29%	2.04%
	w/SC6	-20.07%	-21.10%	18.34%	10.29%

Class R7,9		-19.25%	-20.05%	18.87%	10.52%	1.74%

Institutional Service Class[9]		-19.01%	-19.66%	19.44%	11.22%	1.14%

Institutional Class[8,9]		-19.03%	-19.66%	19.47%	11.23%	1.04%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on November 2, 1998.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (06/29/04) include the performance of the Fund’s Institutional Service Class shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares will invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Small Cap Fund, the Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 27

Shareholder	Nationwide Small Cap Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Nationwide Small Cap Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	808.40	6.43	1.43
	Hypothetical	(b)	1,000.00	1,017.75	7.17	1.43

Class B Shares	Actual		1,000.00	805.70	9.43	2.10
	Hypothetical	(b)	1,000.00	1,014.42	10.52	2.10

Class C Shares	Actual		1,000.00	805.60	9.43	2.10
	Hypothetical	(b)	1,000.00	1,014.42	10.52	2.10

Class R Shares	Actual		1,000.00	807.50	7.19	1.60
	Hypothetical	(b)	1,000.00	1,016.91	8.02	1.60

Institutional Service Class Shares	Actual		1,000.00	809.90	5.04	1.12
	Hypothetical	(b)	1,000.00	1,019.29	5.62	1.12

Institutional Class Shares	Actual		1,000.00	809.70	4.95	1.10
	Hypothetical	(b)	1,000.00	1,019.39	5.52	1.10

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

28 Semiannual Report 2008

Portfolio Summary	Nationwide Small Cap Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	99.5%
Repurchase Agreements	0.7%
Warrants	0.0%
Other Investments*	13.5%
Liabilities in excess of other assets**	-13.7%

100.0%

Top Industries

Commercial Banks	6.0%
Commercial Services & Supplies	5.9%
Oil, Gas & Consumable Fuels	5.6%
Specialty Retail	4.9%
Communications Equipment	4.8%
Hotels, Restaurants & Leisure	4.8%
Real Estate Investment Trusts (REITs)	4.7%
Semiconductors & Semiconductor Equipment	4.7%
Health Care Providers & Services	4.6%
Health Care Equipment & Supplies	4.3%
Other	49.7%

100.0%

Top Holdings***

Five Star Quality Care, Inc.	1.6%
HCC Insurance Holdings, Inc.	1.6%
Pactiv Corp.	1.6%
Quest Software, Inc.	1.5%
Ruby Tuesday, Inc.	1.5%
Inverness Medical Innovations, Inc.	1.4%
Schawk, Inc.	1.4%
Hythiam, Inc.	1.3%
Hanover Insurance Group, Inc. (The)	1.3%
Euronet Worldwide, Inc.	1.2%
Other	85.6%

100.0%

*	Includes value of collateral received from securities lending.

**	Includes value of collateral owed from securities lending.

***	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 29

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Small Cap Fund

Common Stocks (99.5%)
	Shares or
	Principal Amount	Value

Aerospace & Defense (1.0%)
AAR Corp.*	160,900	$3,765,060
AerCap Holdings NV*	144,628	2,499,172

		6,264,232

Air Freight & Logistics (1.0%)
UTi Worldwide, Inc.	278,507	6,121,584

Airlines (1.1%)
AirTran Holdings, Inc.* (a)	793,471	2,705,736
Delta Air Lines, Inc.*	174,100	1,481,591
Northwest Airlines Corp.*	308,300	2,978,178

		7,165,505

Beverages (0.4%)
Constellation Brands, Inc., Class A*	144,750	2,657,610

Biotechnology (2.9%)
Acadia Pharmaceuticals, Inc.* (a)	409,652	3,277,216
ARIAD Pharmaceuticals, Inc.* (a)	206,680	611,773
Array BioPharma, Inc.* (a)	172,560	1,073,323
Isis Pharmaceuticals, Inc.* (a)	11,950	140,771
Molecular Insight Pharmaceuticals, Inc.* (a)	290,456	2,274,270
Momenta Pharmaceuticals, Inc.* (a)	254,024	3,551,256
Omrix Biopharmaceuticals, Inc.*	76,453	1,135,327
Sangamo BioSciences, Inc.* (a)	315,254	4,019,489
United Therapeutics Corp.*	26,230	2,216,435

		18,299,860

Capital Markets (3.9%)
Cowen Group, Inc.*	303,381	2,017,484
GFI Group, Inc.	197,816	2,324,338
Highland Distressed Opportunities, Inc.	379,987	3,150,092
Lazard Ltd., Class A	110,495	4,324,774
optionsXpress Holdings, Inc.	95,963	2,060,326
Penson Worldwide, Inc.*	269,401	2,931,083
Sanders Morris Harris Group, Inc. (a)	607,860	5,002,688
Thomas Weisel Partners Group, Inc.* (a)	166,046	1,094,243
TradeStation Group, Inc.*	186,142	1,736,705

		24,641,733

Chemicals (0.2%)
Terra Industries, Inc.*	29,870	1,130,878

Commercial Banks (6.0%)
Bank of the Ozarks, Inc. (a)	140,006	3,493,150
Banner Corp.	30,266	653,746
Cadence Financial Corp. (a)	341,863	5,097,177
Colonial BancGroup, Inc. (The)	460,230	3,746,272
Comerica, Inc.	56,430	1,959,814
First Midwest Bancorp, Inc. (a)	144,650	3,692,915
Marshall & Ilsley Corp.	210,340	5,254,293
Synovus Financial Corp.	109,280	1,293,875
TCF Financial Corp.	221,790	3,859,146
Webster Financial Corp.	141,440	3,684,512
Wintrust Financial Corp. (a)	148,328	4,704,964

		37,439,864

Commercial Services & Supplies (5.9%)
Casella Waste Systems, Inc., Class A*	247,489	2,638,233
Cenveo, Inc.*	192,510	1,977,078
Ennis, Inc.	125,867	2,132,187
Kimball International, Inc., Class B	476,285	4,891,447
LECG Corp.*	397,658	4,131,667
Schawk, Inc.	531,452	8,519,175
Standard Register Co. (The)	529,080	5,015,678
Volt Information Sciences, Inc.*	582,398	7,769,189

		37,074,654

Communications Equipment (4.8%)
ADC Telecommunications, Inc.*	256,870	3,601,317
Bel Fuse, Inc., Class B	169,034	4,406,716
Black Box Corp.	148,050	4,401,527
Foundry Networks, Inc.*	80,919	1,030,099
Opnext, Inc.*	214,490	1,265,491
Polycom, Inc.*	164,360	3,681,664
Powerwave Technologies, Inc.* (a)	2,258,345	6,165,282
Riverbed Technology, Inc.*	86,100	1,176,987
Sycamore Networks, Inc.*	1,380,114	4,443,967

		30,173,050

Construction & Engineering (0.5%)
Chicago Bridge & Iron Co. NV	57,750	2,300,760
Sterling Construction Co., Inc.*	49,332	990,587

		3,291,347

Consumer Finance (0.3%)
Cardtronics, Inc.*	225,940	1,873,043

Containers & Packaging (3.1%)
Ball Corp.	57,770	3,106,871
Boise, Inc.* (a)	221,250	924,825
Pactiv Corp.*	416,370	9,905,442
Silgan Holdings, Inc.	79,640	4,243,219

30 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Containers & Packaging (continued)

Smurfit-Stone Container Corp.*	280,200	$1,521,486

		19,701,843

Diversified Consumer Services (0.8%)
Career Education Corp.* (a)	186,743	3,762,871
Corinthian Colleges, Inc.*	123,830	1,405,471

		5,168,342

Diversified Telecommunication Services (0.9%)
Fairpoint Communications, Inc.	341,030	3,140,886
Globalstar, Inc.* (a)	769,775	2,494,071

		5,634,957

Electric Utilities (0.7%)
Cleco Corp.	93,310	2,240,373
ITC Holdings Corp. (a)	41,260	2,301,483

		4,541,856

Electrical Equipment (1.6%)
C&D Technologies, Inc.* (a)	1,394,535	7,697,833
Orion Energy Systems, Inc.* (a)	130,900	1,463,462
Power-One, Inc.*	314,859	941,429

		10,102,724

Energy Equipment & Services (1.6%)
Hercules Offshore, Inc.*	50,529	1,331,945
Hornbeck Offshore Services, Inc.*	6,469	322,609
Pioneer Drilling Co.*	220,186	3,595,637
Superior Well Services, Inc.* (a)	48,211	1,147,904
T-3 Energy Services, Inc.*	18,439	973,579
TETRA Technologies, Inc.*	23,100	375,606
Tidewater, Inc.	16,750	1,092,435
W-H Energy Services, Inc.*	19,235	1,486,673

		10,326,388

Food & Staples Retailing (0.9%)
Great Atlantic & Pacific Tea Co., Inc.*	93,710	2,578,899
Rite Aid Corp.* (a)	1,230,076	3,321,205

		5,900,104

Food Products (1.4%)
B&G Foods, Inc., Class A	289,320	2,337,705
Smithfield Foods, Inc.*	68,060	1,951,961
TreeHouse Foods, Inc.*	194,258	4,403,829

		8,693,495

Health Care Equipment & Supplies (4.3%)
Hologic, Inc.*	140,860	4,111,703
I-Flow Corp.* (a)	80,893	1,079,922
IDEXX Laboratories, Inc.*	56,282	2,994,202
Insulet Corp.* (a)	302,477	5,538,354
Inverness Medical Innovations, Inc.* (a)	246,106	9,105,922
Iridex Corp.* (a)	999,569	1,689,272
Neurometrix, Inc.* (a)	170,579	426,448
Northstar Neuroscience, Inc.* (a)	72,870	131,166
Spectranetics Corp.* (a)	98,194	1,056,567
Xtent, Inc.*	216,580	766,693

		26,900,249

Health Care Providers & Services (4.6%)
Almost Family, Inc.*	59,200	1,120,656
Brookdale Senior Living, Inc.	57,097	1,494,799
Five Star Quality Care, Inc.* (a)	1,687,752	10,126,512
Hythiam, Inc.*	2,948,848	7,991,378
IPC The Hospitalist Co., Inc.*	96,003	2,253,190
LHC Group, Inc.* (a)	178,006	2,776,894
Matria Healthcare, Inc.*	11,891	303,221
Nighthawk Radiology Holdings, Inc.* (a)	75,284	564,630
Sun Healthcare Group, Inc.*	162,230	2,133,325

		28,764,605

Hotels, Restaurants & Leisure (4.8%)
Brinker International, Inc.	134,650	3,055,208
California Pizza Kitchen, Inc.*	130,591	2,035,914
Chipotle Mexican Grill, Inc., Class A*	13,380	1,312,979
Darden Restaurants, Inc.	92,410	3,287,948
Great Wolf Resorts, Inc.* (a)	797,748	4,874,240
Isle of Capri Casinos, Inc.* (a)	114,888	774,345
Multimedia Games, Inc.* (a)	172,380	734,339
P.F. Chang’s China Bistro, Inc.*	50,130	1,555,534
Ruby Tuesday, Inc.	1,095,090	9,319,216
Wendy’s International, Inc.	110,820	3,213,780

		30,163,503

Household Durables (0.8%)
Centex Corp.	149,800	3,118,836
Lennar Corp., Class A	105,450	1,942,389

		5,061,225

Household Products (0.3%)
Energizer Holdings, Inc.*	25,390	2,007,333

Industrial Conglomerate (0.5%)
Teleflex, Inc.	55,000	3,029,950

2008 Semiannual Report 31

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Small Cap Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Insurance (3.5%)
Everest Re Group Ltd.	31,430	$2,839,700
Hanover Insurance Group, Inc. (The)	175,283	7,866,701
HCC Insurance Holdings, Inc.	406,869	10,041,527
Meadowbrook Insurance Group, Inc.	136,200	986,088

		21,734,016

Internet & Catalog Retail (0.2%)
dELiA*s, Inc.* (a)	525,900	1,335,786
GSI Commerce, Inc.*	13,270	184,718

		1,520,504

Internet Software & Services (2.2%)
Digital River, Inc.*	45,050	1,479,892
EarthLink, Inc.*	493,374	4,504,505
Omniture, Inc.*	82,740	1,888,127
Switch & Data Facilities Co., Inc.* (a)	228,490	3,459,339
ValueClick, Inc.*	123,750	2,468,812

		13,800,675

IT Services (1.8%)
Euronet Worldwide, Inc.* (a)	439,538	7,771,032
Total System Services, Inc.	137,221	3,265,860

		11,036,892

Life Sciences Tools & Services (0.5%)
Exelixis, Inc.* (a)	242,430	1,844,893
PharmaNet Development Group, Inc.*	64,748	1,544,887

		3,389,780

Machinery (1.5%)
Barnes Group, Inc.	129,189	3,369,249
Commercial Vehicle Group, Inc.*	272,049	3,278,191
Trimas Corp.*	406,760	2,509,709

		9,157,149

Marine (0.2%)
DryShips, Inc.	7,032	580,140
Genco Shipping & Trading Ltd. (a)	11,940	807,741

		1,387,881

Media (2.8%)
Cinemark Holdings, Inc. (a)	369,004	5,464,949
Interpublic Group of Cos., Inc.*	446,640	4,042,092
Marvel Entertainment, Inc.*	192,000	5,508,480
Sinclair Broadcast Group, Inc., Class A	259,480	2,280,829

		17,296,350

Metals & Mining (0.5%)
Coeur d’Alene Mines Corp.*	417,120	1,280,558
Commercial Metals Co.	29,950	932,643
Horsehead Holding Corp.*	82,534	1,157,127

		3,370,328

Multi-Utility (0.9%)
CMS Energy Corp.	385,551	5,621,334

Multiline Retail (1.0%) (a)
Fred’s, Inc., Class A	542,279	6,008,451

Oil, Gas & Consumable Fuels (5.6%)
Aurora Oil & Gas Corp.* (a)	1,345,223	659,159
Cabot Oil & Gas Corp.	59,236	3,374,675
Carrizo Oil & Gas, Inc.*	3,709	235,484
Evergreen Energy, Inc.*	1,184,168	1,740,727
GeoMet, Inc.* (a)	799,122	5,394,074
Ivanhoe Energy, Inc.* (a)	71,456	139,339
Kodiak Oil & Gas Corp.* (a)	534,903	1,722,388
Parallel Petroleum Corp.*	52,994	1,122,943
Penn Virginia Corp.	42,400	2,226,000
PetroHawk Energy Corp.*	116,300	2,749,332
RAM Energy Resources, Inc.* (a)	1,122,255	5,667,388
Rex Energy Corp.*	154,108	3,344,144
SandRidge Energy, Inc.*	74,591	3,370,021
Teekay Tankers Ltd., Class A (a)	82,401	1,662,852
Venoco, Inc.*	11,107	166,938
Whiting Petroleum Corp.*	24,920	1,906,878

		35,482,342

Personal Products (1.1%)
Physicians Formula Holdings, Inc.*	623,324	7,205,625

Pharmaceutical (0.0%)
Viropharma, Inc.*	30,110	275,808

Real Estate Investment Trusts (REITs) (4.7%)
Ashford Hospitality Trust, Inc.	611,030	3,537,864
CBL & Associates Properties, Inc.	45,230	1,107,683
CBRE Realty Finance, Inc. (a)	312,970	1,214,324
DuPont Fabros Technology, Inc.	220,131	3,962,358
First Industrial Realty Trust, Inc. (a)	109,200	3,298,932
Healthcare Realty Trust, Inc.	201,100	5,697,163
Macerich Co. (The)	62,220	4,550,148
Mack-Cali Realty Corp.	76,680	2,992,053

32 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Real Estate Investment Trusts (continued)

Sovran Self Storage, Inc.	27,240	$1,217,628
U-Store-It Trust	188,500	2,275,195

		29,853,348

Road & Rail (0.7%)
Celadon Group, Inc.*	318,403	3,276,367
Con-way, Inc.	20,740	959,225

		4,235,592

Semiconductors & Semiconductor Equipment (4.7%)
Advanced Energy Industries, Inc.*	84,666	1,185,324
Altera Corp.	94,840	2,018,195
Brooks Automation, Inc.*	123,730	1,281,843
Integrated Device Technology, Inc.*	461,680	4,935,359
Intellon Corp.*	426,845	2,347,648
Maxim Integrated Products, Inc.	94,930	1,996,378
Novellus Systems, Inc.*	201,110	4,396,265
ON Semiconductor Corp.*	443,400	3,312,198
RF Micro Devices, Inc.*	1,412,022	4,758,514
Tessera Technologies, Inc.*	148,413	3,003,879

		29,235,603

Software (3.8%)
Borland Software Corp.*	2,241,350	3,967,189
Compuware Corp*	428,100	3,227,874
Corel Corp.*	360,749	3,903,304
Mentor Graphics Corp.*	109,730	1,104,981
Parametric Technology Corp.*	116,195	2,025,279
Quest Software, Inc.*	706,990	9,417,107

		23,645,734

Specialty Retail (4.9%)
American Eagle Outfitters, Inc.	204,500	3,756,665
Asbury Automotive Group, Inc.	169,150	2,816,348
Borders Group, Inc. (a)	115,918	730,283
Build-A-Bear Workshop, Inc.*	313,320	3,415,188
DSW, Inc., Class A* (a)	127,770	1,958,714
Group 1 Automotive, Inc. (a)	154,296	4,116,617
HOT Topic, Inc.*	553,827	2,940,821
Limited Brands, Inc.	138,470	2,564,465
OfficeMax, Inc.	110,870	2,025,595
Pacific Sunwear California, Inc.*	232,257	3,114,566
Stage Stores, Inc.	56,100	883,014
Zumiez, Inc.* (a)	110,370	2,312,252

		30,634,528

Textiles, Apparel & Luxury Goods (1.0%)
CROCS, Inc.* (a)	52,400	535,004
Phillips-Van Heusen Corp.	128,690	5,432,005

		5,967,009

Thrifts & Mortgage Finance (0.9%)
Astoria Financial Corp.	103,730	2,458,401
NewAlliance Bancshares, Inc.	47,196	635,258
Westfield Financial, Inc.	294,907	2,866,496

		5,960,155

Trading Companies & Distributors (1.8%)
Genesis Lease Ltd. ADR — IE	432,530	5,839,155
H&E Equipment Services, Inc.*	184,760	2,422,204
WESCO International, Inc.*	78,440	2,918,752

		11,180,111

Wireless Telecommunication Services (0.9%) (a)
Clearwire Corp., Class A*	368,550	5,579,847

Total Common Stocks		625,708,996

Warrants (0.0%)

Health Care Providers & Services (0.0%)
Hythiam, Inc., 0.00%, Expiring 11/06/12*	49,750	0

Total Warrants		0

Repurchase Agreements (0.7%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $3,087,333, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $3,148,914	$3,087,171	3,087,171
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $963,900, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $983,127	963,849	963,849

Total Repurchase Agreements		4,051,020

2008 Semiannual Report 33

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Small Cap Fund (Continued)

Securities Purchased With Collateral For Securities On Loan (13.5%)
	Shares or
	Principal Amount	Value

Repurchase Agreement (13.5%)
Barclays Capital, 2.00%, dated 04/30/08, due 05/01/08, repurchase price $85,009,690, collateralized by U.S. Government Agency Mortgages ranging 3.02% — 9.42%, maturing 06/04/12 — 04/25/38; total market value of $86,705,067	$85,004,967	$85,004,967

Total Securities Purchased With Collateral For Securities On Loan		85,004,967

Total Investments (Cost $860,910,646) (b) — 113.7%		714,764,983

Liabilities in excess of other assets — (13.7)%		(86,047,844)

NET ASSETS — 100.0%		$628,717,139

*	Denotes a non-income producing security.

(a)	All or a part of the security was on loan as of April 30, 2008.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

IE	Ireland

See accompanying notes to financial statements.

34 Semiannual Report 2008

Nationwide Small Cap Core Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Small Cap Core Fund (Class A at NAV) registered -12.50% versus -12.92% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Value Funds (consisting of 320 funds as of April 30, 2008) was -11.33% for the same time period.

Can you describe the market environment during the reporting period?

The reporting period was marked by high volatility and falling share prices as concerns about the credit markets, recession fears, mixed earnings data, and high energy prices weighed on investors’ minds. Historically, recessions have dampened earnings growth and consequently hurt the returns of small-capitalization stocks. On the positive side, global growth continued to improve, and the Federal Reserve Board actively tried to stimulate the U.S. economy with monetary policy. Also, early signs emerged that the worst of the credit crisis might have passed. In this environment, investors preferred growth over value. Our quantitative stock selection model started identifying as attractive those stocks with positive earnings revisions and good growth prospects. The model ranked stocks with economically cyclical characteristics as increasingly unattractive. This proved to be a winning strategy during the final four months of the reporting period.

What areas of investment provided the most positive relative returns for the Fund?

Stock selection in the materials, health-care, and consumer discretionary sectors added significant value to the Fund during the reporting period. In materials, one contributor to Fund performance was Rock-Tenn Co., a manufacturer of packaging products, paperboard, and merchandising displays; we purchased the stock because it ranked highly on several quantitative growth factors, and it performed strongly, because the company continued to deliver strong sales and income growth. Idenix Pharmaceuticals, Inc., a biopharmaceutical company, contributed to Fund performance; positive sentiment regarding the company’s prospects drove the stock price higher; Idenix Pharmaceuticals ranked highly on several quantitative sentiment factors. The Fund also owned Aéropostale, Inc., a specialty retailer, because it ranked highly on several earnings growth measures; positive earnings revisions in the fourth quarter of 2007 drove the company’s stock higher.

What areas detracted from Fund performance?

Stock selection in the information technology, consumer staples, and financials sectors detracted from Fund performance. Among individual holdings, Fund performance was hampered by Perini Corp., a provider of contracting, construction management and design-build services; the price of Perini’s stock dropped significantly in January when the company announced that the developer of a property in Las Vegas for which Perini is the general contractor defaulted on a loan; we purchased Perini because it ranked strongly on several quantitative measures, and we maintained our position. In the information technology sector, Fund holding Novatel Wireless, Inc., a provider of wireless broadband access solutions for the mobile communications market, underperformed; the stock ranked strongly on growth and earnings characteristics when we purchased it, but in late 2007, the company announced that sales growth would be weaker because a parts shortage would lead to delays in filling orders.

What is your outlook for the near term?

Uncertainty about inflation, sluggish economic growth and the effects of the credit crisis, continue to be a concern for investors. A few signs are emerging, however, indicating that the economy may have begun a turnaround. Federal Reserve policy seems to be having a positive influence on the U.S. economy and the financial markets. Global growth continues to be positive, although less robust than before. An improving economic outlook could increase the attractiveness of equity securities. Moreover, our quantitative model indicates that the number of attractive investment opportunities is increasing.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Manager:
Joseph A. Cerniglia, CFA

2008 Semiannual Report 35

Fund Performance	Nationwide Small Cap Core Fund

Average Annual Total Return
(For periods ended April 30, 2008)

					Gross	Net
		Six			Expense	Expense
		Month*	1 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC6	-12.50%	-14.16%	-4.72%	2.55%	1.51%
	w/SC3	-17.51%	-19.11%	-8.21%

Class B	w/o SC6	-12.78%	-14.79%	-5.49%	3.29%	2.25%
	w/SC4	-17.08%	-18.99%	-7.86%

Class C	w/o SC6	-12.78%	-14.76%	-5.47%	3.29%	2.25%
	w/SC5	-13.64%	-15.60%	-5.47%

Class R2		-12.63%	-14.48%	-5.16%	2.99%	1.95%

Institutional Service Class[2]		-12.43%	-14.07%	-4.65%	2.29%	1.25%

Institutional Class[2]		-12.33%	-13.96%	-4.51%	2.29%	1.25%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on September 29, 2006.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Small Cap Core Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

36 Semiannual Report 2008

Shareholder	Nationwide Small Cap Core Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Nationwide Small Cap Core Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	875.00	6.99	1.50
	Hypothetical	(b)	1,000.00	1,017.40	7.52	1.50

Class B Shares	Actual		1,000.00	872.20	10.61	2.28
	Hypothetical	(b)	1,000.00	1,013.53	11.41	2.28

Class C Shares	Actual		1,000.00	872.20	9.87	2.12
	Hypothetical	(b)	1,000.00	1,014.32	10.62	2.12

Class R Shares	Actual		1,000.00	873.70	8.48	1.82
	Hypothetical	(b)	1,000.00	1,015.81	9.12	1.82

Institutional Service Class Shares	Actual		1,000.00	875.70	5.88	1.26
	Hypothetical	(b)	1,000.00	1,018.60	6.32	1.26

Institutional Class Shares	Actual		1,000.00	876.70	5.97	1.28
	Hypothetical	(b)	1,000.00	1,018.50	6.42	1.28

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 37

Portfolio Summary	Nationwide Small Cap Core Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	99.2%
Repurchase Agreements	0.8%

100.0%

Top Industries

Real Estate Investment Trusts (REITs)	6.3%
Oil, Gas & Consumable Fuels	5.5%
Machinery	5.1%
Commercial Services & Supplies	4.5%
Semiconductors & Semiconductor Equipment	4.2%
Chemicals	4.1%
Insurance	4.1%
Electronic Equipment & Instruments	3.8%
Communications Equipment	3.4%
Health Care Equipment & Supplies	3.4%
Other	55.6%

100.0%

Top Holdings*

Potlatch Corp.	2.0%
Watson Wyatt Worldwide, Inc., Class A	1.4%
Realty Income Corp.	1.3%
Crosstex Energy, Inc.	1.2%
New Jersey Resources Corp.	1.2%
Stone Energy Corp.	1.1%
Wabtec Corp.	1.1%
West Pharmaceutical Services, Inc.	1.1%
Exterran Holdings, Inc.	1.1%
PAREXEL International Corp.	1.1%
Other	87.4%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

38 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Small Cap Core Fund

Common Stocks (99.2%)
	Shares or
	Principal Amount	Value

Aerospace & Defense (0.8%)
DynCorp International, Inc., Class A*	1,400	$25,130
GenCorp, Inc.*	3,050	26,139

		51,269

Airline (0.4%)
SkyWest, Inc.	1,500	28,545

Auto Components (2.5%)
American Axle & Manufacturing Holdings, Inc.	1,600	32,224
Hayes Lemmerz International, Inc.*	10,500	31,500
Lear Corp.*	2,150	61,426
Tenneco, Inc.*	1,300	33,254

		158,404

Biotechnology (2.4%)
BioMarin Pharmaceutical, Inc.*	950	34,637
GenVec, Inc.*	8,900	17,889
GTx, Inc.*	1,300	22,165
Isis Pharmaceuticals, Inc.*	1,600	18,848
LifeCell Corp.*	650	33,007
Onyx Pharmaceuticals, Inc.*	750	26,370

		152,916

Building Products (0.6%)
Apogee Enterprises, Inc.	1,600	35,696

Capital Markets (1.7%)
Calamos Asset Management, Inc., Class A	1,300	23,335
Evercore Partners, Inc., Class A	1,500	25,290
Knight Capital Group, Inc., Class A*	2,050	38,356
Lazard Ltd., Class A	500	19,570

		106,551

Chemicals (4.1%)
A. Schulman, Inc.	2,000	42,400
C.F. Industries Holdings, Inc.	400	53,480
Koppers Holdings, Inc.	650	31,486
Olin Corp.	2,100	42,357
Stepan Co.	750	29,505
Terra Industries, Inc.*	850	32,181
W.R. Grace & Co.*	1,200	30,432

		261,841

Commercial Banks (3.1%)
First BanCorp. Puerto Rico	3,450	35,500
FirstMerit Corp.	2,450	50,274
Home Bancshares, Inc.	2,050	47,621
Midwest Banc Holdings, Inc.	1,850	19,018
SCBT Financial Corp.	850	28,875
Webster Financial Corp.	700	18,235

		199,523

Commercial Services & Supplies (4.5%)
Administaff, Inc.	750	19,643
Bowne & Co., Inc.	1,700	28,288
CDI Corp.	950	25,840
Deluxe Corp.	1,500	31,890
Ennis, Inc.	2,000	33,880
Layne Christensen Co.*	850	36,269
United Stationers, Inc.*	550	24,249
Watson Wyatt Worldwide, Inc., Class A	1,500	87,930

		287,989

Communications Equipment (3.4%)
3Com Corp.*	9,250	22,107
Blue Coat Systems, Inc.*	750	15,833
Extreme Networks, Inc.*	7,000	21,210
Foundry Networks, Inc.*	2,150	27,369
Netgear, Inc.*	950	15,400
Plantronics, Inc.	1,800	44,838
Tekelec*	2,700	39,744
UTStarcom, Inc.*	10,050	32,662

		219,163

Computers & Peripherals (0.6%)
Emulex Corp.*	1,900	24,871
Novatel Wireless, Inc.*	1,850	16,502

		41,373

Construction & Engineering (1.4%)
EMCOR Group, Inc.*	2,250	56,385
Perini Corp.*	950	34,371

		90,756

Construction Materials (0.3%)
Headwaters, Inc.*	1,600	18,288

Consumer Finance (0.6%)
Dollar Financial Corp.*	750	16,185
EZCORP, Inc., Class A*	1,900	23,066

		39,251

Containers & Packaging (1.6%)
Greif, Inc., Class A	750	48,450

2008 Semiannual Report 39

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Small Cap Core Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Containers & Packaging (continued)

Rock-Tenn Co., Class A	1,600	$54,288

		102,738

Diversified Financial Services (1.0%)
Compass Diversified Holdings	4,950	60,687

Diversified Telecommunication Services (1.1%)
Cincinnati Bell, Inc.*	10,250	47,560
IDT Corp., Class B	6,000	22,980

		70,540

Electric Utility (1.0%)
Westar Energy, Inc.	2,800	64,932

Electrical Equipment (2.0%)
EnerSys*	1,400	32,760
GrafTech International Ltd.*	1,950	38,317
Superior Essex, Inc.*	650	19,325
Woodward Governor Co.	1,050	36,887

		127,289

Electronic Equipment & Instruments (3.8%)
Anixter International, Inc.*	650	37,030
CTS Corp.	2,250	25,312
FLIR Systems, Inc.*	1,500	51,495
Kemet Corp.*	3,850	15,670
PC Connection, Inc.*	1,850	13,820
Scansource, Inc.*	1,050	26,218
SYNNEX Corp.*	1,800	42,984
Technitrol, Inc.	1,500	31,500

		244,029

Energy Equipment & Services (2.7%)
Exterran Holdings, Inc.*	1,050	70,129
Matrix Service Co.*	850	17,094
Oil States International, Inc.*	650	32,539
W-H Energy Services, Inc.*	650	50,239

		170,001

Food & Staples Retailing (1.5%)
Andersons, Inc. (The)	850	38,633
Casey’s General Stores, Inc.	1,100	24,343
Great Atlantic & Pacific Tea Co., Inc.*	0	11
Longs Drug Stores Corp.	850	34,051

		97,038

Food Products (1.3%)
Flowers Foods, Inc.	2,050	53,074
Fresh Del Monte Produce, Inc.*	850	26,937

		80,011

Health Care Equipment & Supplies (3.4%)
Align Technology, Inc.*	1,500	18,420
CONMED Corp.*	1,150	29,348
Hologic, Inc.*	1,600	46,704
Inverness Medical Innovations, Inc.*	750	27,750
Meridian Bioscience, Inc.	950	25,583
West Pharmaceutical Services, Inc.	1,500	70,365

		218,170

Health Care Providers & Services (3.1%)
AMERIGROUP Corp.*	1,300	33,787
Animal Health International, Inc.*	2,600	22,854
Apria Healthcare Group, Inc.*	1,950	34,359
Healthsouth Corp.*	1,400	27,538
Healthspring, Inc.*	1,200	20,208
inVentiv Health, Inc.*	750	22,298
Res-Care, Inc.*	1,400	22,806
Universal American Corp.*	1,400	15,022

		198,872

Hotels, Restaurants & Leisure (3.3%)
Bob Evans Farms, Inc.	2,000	56,140
Brinker International, Inc.	900	20,421
Jack in the Box, Inc.*	2,250	60,187
Red Robin Gourmet Burgers, Inc.*	1,200	49,296
WMS Industries, Inc.*	750	27,143

		213,187

Household Durables (1.3%)
American Greetings Corp., Class A	2,100	37,590
Blyth, Inc.	1,700	28,628
Tempur-Pedic International, Inc.	1,400	15,554

		81,772

Insurance (4.1%)
Amerisafe, Inc.*	2,250	32,085
Commerce Group, Inc.	550	20,042
EMC Insurance Group, Inc.	1,050	30,660
FBL Financial Group, Inc., Class A	1,600	44,304
Infinity Property & Casualty Corp.	950	36,822
Phoenix Cos., Inc. (The)	4,300	55,900
Selective Insurance Group	1,950	41,574

		261,387

Internet & Catalog Retail (1.6%)
FTD Group, Inc.	2,900	39,875

40 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Internet & Catalog Retail (continued)

NetFlix, Inc.*	850	$27,183
priceline.com, Inc.*	300	38,292

		105,350

Internet Software & Services (0.8%)
Omniture, Inc.*	850	19,397
United Online, Inc.	2,900	30,972

		50,369

IT Services (1.1%)
MAXIMUS, Inc.	550	20,856
SAIC, Inc.*	2,650	50,350

		71,206

Leisure Equipment & Products (0.9%)
Polaris Industries, Inc.	1,200	55,860

Life Sciences Tools & Services (2.9%)
Bio-Rad Laboratories, Inc., Class A*	550	45,842
Exelixis, Inc.*	3,350	25,494
Illumina, Inc.*	550	42,840
PAREXEL International Corp.*	2,700	68,580

		182,756

Machinery (5.1%)
Actuant Corp., Class A	1,700	57,579
Barnes Group, Inc.	1,400	36,512
Bucyrus International, Inc., Class A	300	37,779
Mueller Industries, Inc.	1,600	51,792
Robbins & Myers, Inc.	950	37,867
Tecumseh Products Co., Class A*	1,100	34,463
Wabtec Corp.	1,700	72,896

		328,888

Media (0.6%)
Sinclair Broadcast Group, Inc., Class A	4,400	38,676

Metals & Mining (0.0%)
Sims Group Ltd. ADR — AU	18	565

Natural Gas Utilities (2.1%)
Laclede Group, Inc. (The)	1,550	58,621
New Jersey Resources Corp.	2,350	74,848

		133,469

Oil, Gas & Consumable Fuels (5.5%)
Clayton Williams Energy, Inc.*	750	47,392
Comstock Resources, Inc.*	1,500	68,235
Crosstex Energy, Inc.	2,300	79,603
McMoRan Exploration Co.*	2,250	61,695
Stone Energy Corp.*	1,200	73,128
USEC, Inc.*	4,500	20,880

		350,933

Personal Products (0.4%)
Revlon Co., Inc., Class A*	23,600	22,656

Pharmaceutical (0.5%)
Perrigo Co.	850	34,842

Real Estate Investment Trusts (REITs) (6.3%)
Arbor Realty Trust, Inc.	2,300	39,721
Franklin Street Properties Corp.	2,050	30,278
National Retail Properties, Inc.	1,200	27,492
Pennsylvania Real Estate Investment Trust	2,700	67,986
Potlatch Corp.	2,900	129,949
RAIT Financial Trust	3,650	27,740
Realty Income Corp.	3,100	81,561

		404,727

Semiconductors & Semiconductor Equipment (4.2%)
Amkor Technology, Inc.*	2,350	22,443
Conexant Systems, Inc.*	39,100	19,355
Kulicke & Soffa Industries, Inc.*	7,000	46,130
MKS Instruments, Inc.*	2,250	51,412
OmniVision Technologies, Inc.*	1,600	25,664
ON Semiconductor Corp.*	3,350	25,024
Skyworks Solutions, Inc. *	3,400	29,546
Standard Microsystems Corp.*	950	28,167
Zoran Corp.*	1,700	22,372

		270,113

Software (3.1%)
Aspen Technology, Inc.*	2,100	28,854
Borland Software Corp.*	12,800	22,656
Magma Design Automation, Inc.*	2,550	23,791
Mentor Graphics Corp.*	2,800	28,196
Nuance Communications, Inc.*	1,950	39,546
Sybase, Inc.*	1,950	57,369

		200,412

Specialty Retail (1.8%)
Aeropostale, Inc.*	1,450	46,095
American Eagle Outfitters, Inc.	1,500	27,555
Men’s Wearhouse, Inc.	850	22,636
Pacific Sunwear of California*	1,400	18,774

		115,060

2008 Semiannual Report 41

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Small Cap Core Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Textiles, Apparel & Luxury Goods (1.7%)
Warnaco Group, Inc. (The)*	1,300	$59,982
Wolverine World Wide, Inc.	1,650	47,421

		107,403

Thrifts & Mortgage Finance (2.0%)
Bank Mutual Corp.	5,250	58,747
Centerline Holding Co.	5,450	18,585
Provident New York Bancorp	3,900	52,104

		129,436

Trading Companies & Distributors (1.0%)
Applied Industrial Technologies, Inc.	1,300	31,408
Rush Enterprises, Inc., Class A*	1,950	31,434

		62,842

Total Common Stocks		6,347,781

Repurchase Agreements (0.8%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $41,775, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $42,608	$41,772	41,772
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $13,043, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $13,303	13,042	13,042

Total Repurchase Agreements		54,814

Total Investments (Cost $6,458,997)(a) — 100.0%		6,402,595

Liabilities in excess of other assets — 0.0%		(2,635)

NET ASSETS — 100.0%		$6,399,960

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR  American Depositary Receipt

AU    Australia

See accompanying notes to financial statements.

42 Semiannual Report 2008

Nationwide Small Cap Growth Opportunities Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Small Cap Growth Opportunities Fund (Class A at NAV) registered -12.93% versus -14.14% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Growth Funds (consisting of 620 funds as of April 30, 2008) was -16.55% for the same time period.

Can you describe the market environment during the reporting period?

The small-capitalization growth segment represented one of the weakest areas in the market during an overall dismal period for stocks as a worsening subprime mortgage crisis and record-high crude oil prices threatened to plunge the U.S. economy into recession. Economic growth for the fourth quarter of 2007 and the first quarter of 2008 slowed to virtually a standstill, while companies in the financials sector (reflecting losses from subprime mortgages in default or soured investments in securities backed by subprime mortgages or other low-quality debt) saw their earnings fall precipitously. In view of the rapidly deteriorating conditions, the Federal Reserve Board slashed short-term interest rates, brokered the acquisition of embattled broker-dealer Bear Stearns by JPMorgan Chase & Co. and took a number of other steps to increase liquidity and reassure investors. As a result, stocks pared their losses somewhat during the final six weeks of the reporting period.

What areas of investment provided the most positive relative returns for the Fund?

On a sector basis, the Fund received the greatest boosts from stock selection in materials and consumer discretionary. Individual contributors by Fund performance included fertilizer maker Compass Minerals International, Inc., which was aided by robust agricultural activity and even some food shortages. Fund holding industrial pump maker Flowserve Corp. posted a strong double-digit gain; its backlog grew for pumps used to service oilfield rigs. Energy holding Cabot Oil & Gas Corp. was helped by rising production and higher prices for natural gas and crude oil; the company has exposure to the Marcellus Shale deposit that runs through western Pennsylvania and several neighboring states. Meanwhile, the stock of Fund holding Darden Restaurants, Inc. benefited from slightly better-than-expected sales and earnings.

What areas detracted from Fund performance?

The Fund’s stock selection in the financials and information technology sectors worked against Fund performance. Double-Take Software, Inc., a maker of application management software, faltered due to slower-than-expected conversion of its sales pipeline. Fund holding solar panel maker SunPower Corp. was hurt by concerns about tight supplies of polysilicon, a key ingredient in the company’s products; in addition, investors worried about talk of lower government subsidies for solar energy in Spain and Germany, where support for wind and hydro power was gaining momentum. Fund holding cellular-equipment distributor Brightpoint, Inc. felt the impact of slower handset sales by Nokia Corp. in Europe and the United States, while Continental Airlines, Inc. was hampered by higher fuel costs.

What is your outlook for the near term?

Given the Federal Reserve’s unprecedented interventions to stimulate the economy, we expect the stock market to perform better for the remainder of 2008, albeit with continued volatility along the way. In addition, checks from the federal government’s tax rebate program began to deliver in May, which could have a stimulative effect on consumer spending. Although in the short-term we foresee a tug of war between these efforts to revive the economy and further unwinding of the credit excesses of the past few years, ultimately we think the efforts to boost economic growth should have the desired effect.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Christopher Baggini, CFA, and Jason Kotik, CFA

2008 Semiannual Report 43

Fund Performance	Nationwide Small Cap Growth Opportunities Fund

Average Annual Total Return
(For periods ended April 30, 2008)

					Gross	Net
		Six			Expense	Expense
		Month*	1 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC6	-12.93%	-0.97%	11.72%	2.59%	1.60%
	w/SC3	-17.91%	-6.63%	7.62%

Class B	w/o SC6	-13.21%	-1.69%	10.91%	3.34%	2.35%
	w/SC4	-16.90%	-5.87%	8.55%

Class C	w/o SC6	-13.29%	-1.78%	10.90%	3.34%	2.35%
	w/SC5	-14.03%	-2.62%	10.90%

Class R2		-13.17%	-1.52%	11.21%	3.04%	2.05%

Institutional Service Class[2]		-12.82%	-0.79%	11.99%	2.34%	1.35%

Institutional Class[2]		-12.82%	-0.79%	11.99%	2.34%	1.35%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on September 29, 2006.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Small Cap Growth Opportunities Fund, Russell 2000 Growth Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

44 Semiannual Report 2008

Shareholder	Nationwide Small Cap Growth Opportunities Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Nationwide Small Cap Growth Opportunities Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	870.70	7.44	1.60
	Hypothetical	(b)	1,000.00	1,016.91	8.02	1.60

Class B Shares	Actual		1,000.00	867.90	10.96	2.36
	Hypothetical	(b)	1,000.00	1,013.13	11.81	2.36

Class C Shares	Actual		1,000.00	867.10	10.86	2.34
	Hypothetical	(b)	1,000.00	1,013.23	11.71	2.34

Class R Shares	Actual		1,000.00	868.30	9.57	2.06
	Hypothetical	(b)	1,000.00	1,014.62	10.32	2.06

Institutional Service Class Shares	Actual		1,000.00	871.80	6.28	1.35
	Hypothetical	(b)	1,000.00	1,018.15	6.77	1.35

Institutional Class Shares	Actual		1,000.00	871.80	6.28	1.35
	Hypothetical	(b)	1,000.00	1,018.15	6.77	1.35

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 45

Portfolio Summary	Nationwide Small Cap Growth Opportunities Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	95.4%
Repurchase Agreements	4.6%

100.0%

Top Industries

Semiconductors & Semiconductor Equipment	10.5%
Specialty Retail	7.3%
Communications Equipment	6.1%
Hotels, Restaurants & Leisure	5.9%
Oil, Gas & Consumable Fuels	5.7%
Health Care Equipment & Supplies	5.4%
Capital Markets	4.7%
Energy Equipment & Services	4.0%
Biotechnology	4.0%
Chemicals	3.2%
Other	43.2%

100.0%

Top Holdings*

WMS Industries, Inc.	1.8%
Masimo Corp.	1.6%
Dick’s Sporting Goods, Inc.	1.6%
Teledyne Technologies, Inc.	1.5%
Waddell & Reed Financial, Inc., Class A	1.5%
AuthenTec, Inc.	1.5%
Cabot Oil & Gas Corp.	1.5%
Hologic, Inc.	1.4%
Netlogic Microsystems, Inc.	1.4%
J Crew Group, Inc.	1.3%
Other	84.9%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

46 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Small Cap Growth Opportunities Fund

Common Stocks (95.4%)
	Shares or
	Principal Amount	Value

Aerospace & Defense (1.5%)
Teledyne Technologies, Inc.*	1,998	$117,343

Beverages (0.5%)
Central European Distribution Corp.*	574	34,968

Biotechnology (4.0%)
Array BioPharma, Inc.*	7,098	44,150
Enzon Pharmaceuticals, Inc.*	5,100	44,472
ImClone Systems, Inc.*	1,700	79,305
Seattle Genetics, Inc.*	4,900	49,784
United Therapeutics Corp.*	1,020	86,190

		303,901

Capital Markets (4.7%)
FCStone Group, Inc.*	2,000	82,840
Greenhill & Co., Inc.	1,100	71,555
Raymond James Financial, Inc.	3,290	94,653
Waddell & Reed Financial, Inc., Class A	3,350	113,431

		362,479

Chemicals (3.2%)
Albemarle Corp.	1,000	37,410
C.F. Industries Holdings, Inc.	500	66,850
Calgon Carbon Corp.*	4,610	65,693
Celanese Corp., Series A	1,720	76,970

		246,923

Commercial Banks (2.3%)
Bank of the Ozarks, Inc.	1,930	48,153
Colonial BancGroup, Inc. (The)	6,990	56,899
TCF Financial Corp.	4,000	69,600

		174,652

Commercial Services & Supplies (2.4%)
Stericycle, Inc.*	1,350	72,063
Waste Connections, Inc.*	1,600	51,312
Watson Wyatt Worldwide, Inc., Class A	1,000	58,620

		181,995

Communications Equipment (6.1%)
Acme Packet, Inc.*	5,900	53,985
ADC Telecommunications, Inc.*	5,000	70,100
ADTRAN, Inc.	2,350	55,601
Ciena Corp.*	1,130	38,205
F5 Networks, Inc.*	2,600	58,838
Foundry Networks, Inc.*	6,000	76,380
Riverbed Technology, Inc.*	4,700	64,249
Tellabs, Inc.*	9,000	46,440

		463,798

Computers & Peripherals (1.6%)
Brocade Communications Systems, Inc.*	9,500	68,020
QLogic Corp.*	3,400	54,264

		122,284

Distributor (0.5%)
LKQ Corp.*	1,800	39,168

Diversified Consumer Services (2.5%)
Capella Education Co.*	1,200	77,388
ITT Educational Services, Inc.*	700	53,662
New Oriental Education & Technology Group, Inc. ADR — CN*	500	37,530
Strayer Education, Inc.	100	18,569

		187,149

Diversified Financial Services (0.8%)
MSCI, Inc., Class A*	2,040	63,281

Electrical Equipment (2.7%)
Acuity Brands, Inc.	1,000	47,840
Ametek, Inc.	1,630	79,088
Roper Industries, Inc.	1,250	77,650

		204,578

Electronic Equipment & Instruments (2.0%)
Dolby Laboratories, Inc., Class A*	2,100	84,315
FLIR Systems, Inc.*	2,000	68,660

		152,975

Energy Equipment & Services (4.0%)
Grey Wolf, Inc.*	10,000	62,700
Helmerich & Payne, Inc.	800	43,000
Hornbeck Offshore Services, Inc.*	800	39,896
ION Geophysical Corp.*	3,700	58,941
Pioneer Drilling Co.*	2,800	45,724
Willbros Group, Inc.*	1,600	57,744

		308,005

Health Care Equipment & Supplies (5.4%)
Angiodynamics, Inc.*	2,000	29,560
Haemonetics Corp.*	550	31,476
Hologic, Inc.*	3,700	108,003
Insulet Corp.*	2,400	43,944
Masimo Corp.*	4,200	122,430

2008 Semiannual Report 47

Statement of Investments (continued)
April 30, 2008 (Unaudited)

Nationwide Small Cap Growth Opportunities Fund (continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Health Care Equipment & Supplies (continued)

Wright Medical Group, Inc.*	2,700	$75,384

		410,797

Health Care Providers & Services (2.7%)
Five Star Quality Care, Inc.*	6,600	39,600
Sun Healthcare Group, Inc.*	5,976	78,584
VCA Antech, Inc.*	2,805	90,798

		208,982

Health Care Technology (1.0%)
Eclipsys Corp.*	1,500	31,155
Phase Forward, Inc.*	2,600	47,840

		78,995

Hotels, Restaurants & Leisure (5.9%)
California Pizza Kitchen, Inc.*	4,650	72,493
Darden Restaurants, Inc.	2,650	94,287
P.F. Chang’s China Bistro, Inc.*	1,800	55,854
Red Robin Gourmet Burgers, Inc.*	2,250	92,430
WMS Industries, Inc.*	3,710	134,265

		449,329

Household Durables (0.9%)
KB HOME	1,950	43,875
Tupperware Brands Corp.	600	23,640

		67,515

Insurance (1.1%)
Assured Guaranty Ltd.	3,300	83,457

Internet & Catalog Retail (1.2%)
priceline.com, Inc.*	700	89,348

Internet Software & Services (2.2%)
Akamai Technologies, Inc.*	1,660	59,378
Liquidity Services, Inc.*	5,600	45,640
ValueClick, Inc.*	3,000	59,850

		164,868

IT Services (0.7%)
CACI International, Inc., Class A*	1,100	55,132

Life Sciences Tools & Services (2.4%)
Bruker Corp.*	2,640	31,997
Exelixis, Inc.*	6,500	49,465
Illumina, Inc.*	450	35,050
PerkinElmer, Inc.	2,430	64,541

		181,053

Machinery (2.2%)
AGCO Corp.*	1,200	72,156
Bucyrus International, Inc.	400	50,372
Valmont Industries, Inc.	500	49,230

		171,758

Metals & Mining (0.4%)
Cleveland-Cliffs, Inc.	200	32,080

Oil, Gas & Consumable Fuels (5.7%)
Bill Barrett Corp.*	1,200	61,716
BioFuel Energy Corp.*	2,500	9,975
Brigham Exploration Co.*	5,000	47,200
Cabot Oil & Gas Corp.	1,940	110,522
Clean Energy Fuels Corp.*	2,600	33,852
Massey Energy Co.	1,200	62,796
PetroHawk Energy Corp.*	3,700	87,468
RAM Energy Resources, Inc.*	5,000	25,250

		438,779

Pharmaceuticals (1.2%)
Perrigo Co.	1,000	40,990
Viropharma, Inc.*	5,350	49,006

		89,996

Real Estate Investment Trust (REIT) (0.6%)
Digital Realty Trust, Inc.	1,249	48,399

Road & Rail (1.5%)
J.B. Hunt Transport Services, Inc.	1,100	37,367
Old Dominion Freight Line, Inc.*	1,210	37,147
Ryder System, Inc.	600	41,082

		115,596

Semiconductors & Semiconductor Equipment (10.5%)
Aixtron AG ADR — DE*	5,400	83,646
Atheros Communications, Inc.*	2,460	65,485
AuthenTec, Inc.*	8,380	112,376
Cavium Networks, Inc.*	2,690	55,279
Intersil Corp., Class A	3,550	94,856
Netlogic Microsystems, Inc.*	3,200	104,928
ON Semiconductor Corp.*	10,900	81,423
PMC — Sierra, Inc.*	11,400	88,578
Silicon Laboratories, Inc.*	2,200	74,294
Varian Semiconductor Equipment Associates, Inc.*	1,150	42,125

		802,990

Software (2.2%)
McAfee, Inc.*	2,450	81,463

48 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Software (continued)

Progress Software Corp.*	1,100	$33,253
Take-Two Interactive Software, Inc.*	1,900	49,856

		164,572

Specialty Retail (7.3%)
Citi Trends, Inc.*	1,800	38,052
Dick’s Sporting Goods, Inc.*	4,150	118,690
J Crew Group, Inc.*	2,100	99,750
Pacific Sunwear of California*	5,730	76,839
Ross Stores, Inc.	2,900	97,121
Williams-Sonoma, Inc.	1,800	47,520
Zumiez, Inc.*	3,620	75,839

		553,811

Textiles, Apparel & Luxury Goods (0.7%)
Skechers USA, Inc., Class A*	2,100	49,665

Wireless Telecommunication Services (0.8%)
SBA Communications Corp., Class A*	1,900	61,446

Total Common Stocks		7,282,067

Repurchase Agreements (4.6%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $269,175, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $274,544	$269,160	269,160
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $84,039, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $85,716	$84,035	84,035

Total Repurchase Agreements		353,195

Total Investments (Cost $7,251,239) (a) — 100.0%		7,635,262

Other assets in excess of liabilities — 0.0%		3,281

NET ASSETS — 100.0%		$7,638,543

*	Denotes a non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

CN	China

DE	Germany

See accompanying notes to financial statements.

2008 Semiannual Report 49

Nationwide Small Cap Value Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Small Cap Value Fund (Class A at NAV) registered -11.28% versus -11.55% for its benchmark, the Russell 2000® Value Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 832 funds as of April 30, 2008) was -13.17% for the same time period.

Can you describe the market environment during the reporting period?

Small-capitalization stocks represented one of the weaker segments in a declining market as the subprime mortgage crisis worsened and led to a general repricing of riskier assets. Eight out of 10 sectors in the benchmark index lost ground, with telecommunications services, consumer discretionary and information technology posting the greatest losses. Concerns about inflation also intensified as the price of crude oil finished the reporting period well over $100 per barrel. Against this backdrop, U.S. economic growth slowed virtually to a standstill. In an effort to jump-start consumer spending, the federal government put in place a tax rebate program. In addition, the Federal Reserve Board slashed interest rates and implemented other measures designed to increase liquidity and restore investor confidence. In March, the Federal Reserve arranged for embattled broker-dealer Bear Stearns to be bought by JPMorgan Chase & Co. Stocks pared some of their losses after that deal.

What areas of investment provided the most positive relative returns for the Fund?

Stock selection in the industrials and consumer discretionary sectors added value to the Fund during the reporting period. In industrials, one contributor to Fund performance was Hurco Cos., Inc., a maker of computerized machine tools, that in February, reported solid fiscal first-quarter earnings driven by robust European sales. Also boosting Fund results was Rock-Tenn Co., a maker of packaging and paperboard products; the stock benefited from an inexpensive valuation at the start of the reporting period and analysts’ optimism over the company’s acquisition of Southern Container, Ltd. In consumer discretionary, Fund performance was lifted by a position in close-out retailer Big Lots, Inc., which enjoyed strong same-store sales as cash-strapped consumers searched for bargains. Children’s clothing retailer The Gymboree Corp. also performed well, benefiting the Fund; after weak performance during prior periods, the company began to exceed its sales and earnings estimates.

What areas detracted from Fund performance?

Fund results were hurt by stock selection in the energy and health-care sectors. The largest detractor among the Fund’s energy holdings was Evergreen Energy Inc.; the commercialization of the company’s innovative coal-cleaning technology was delayed by the weak credit environment. Bringing a product to market also was a problem for Fund holding Hythiam, Inc., which developed a promising treatment for patients suffering from drug and alcohol addiction. Elsewhere, Fund performance suffered because of a position in Powerwave Technologies, Inc., a supplier of electronic equipment for the wireless communications industry; although the company performed in line with expectations, nervous investors sold the stock anyway. In the case of Fund holding Ashford Hospitality Trust, Inc., a hotel REIT (real estate investment trust), investors were concerned about the impact of a weak economy on occupancy and room rates, as well as the company’s considerable debt.

What is your outlook for the near term?

While small-cap stocks tend to be more cyclical than larger stocks and also more vulnerable to tightening credit conditions, we believe they have likely seen the worst for this economic cycle. Because the stock market looks ahead, it is not uncommon for stocks to bottom while the economic environment is still challenged. Eventually, though, the Fed’s aggressive interest-rate cuts and other stimulative measures should get the economy back on track.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Gary D. Haubold, CFA; William Gerlach, CFA;
Charles Purcell, CFA

50 Semiannual Report 2008

Fund Performance	Nationwide Small Cap Value Fund

Average Annual Total Return
(For periods ended April 30, 2008)

					Gross	Net
		Six			Expense	Expense
		Month*	1 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC6	-11.28%	-12.18%	-2.00%	2.68%	1.61%
	w/SC3	-16.40%	-17.25%	-5.59%

Class B	w/o SC6	-11.77%	-12.97%	-2.80%	3.42%	2.35%
	w/SC4	-15.65%	-16.79%	-4.89%

Class C	w/o SC6	-11.70%	-12.95%	-2.74%	3.42%	2.35%
	w/SC5	-12.48%	-13.71%	-2.74%

Class R2		-11.51%	-12.47%	-2.34%	3.12%	2.05%

Institutional Service Class[2]		-11.26%	-11.97%	-1.76%	2.42%	1.35%

Institutional Class[2]		-11.26%	-11.97%	-1.76%	2.42%	1.35%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on September 29, 2006.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Small Cap Value Fund, Russell 2000 Value Index (Russell 2000 Value)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 Value is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 51

Shareholder	Nationwide Small Cap Value Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 -	11/01/07 -
Nationwide Small Cap Value Fund			11/01/07	04/30/08	04/30/08 (a)	04/30/08 (a)

Class A Shares	Actual		1,000.00	887.20	7.41	1.58
	Hypothetical	(b)	1,000.00	1,017.01	7.92	1.58

Class B Shares	Actual		1,000.00	882.30	11.04	2.36
	Hypothetical	(b)	1,000.00	1,013.13	11.81	2.36

Class C Shares	Actual		1,000.00	883.00	10.58	2.26
	Hypothetical	(b)	1,000.00	1,013.63	11.31	2.26

Class R Shares	Actual		1,000.00	884.90	8.67	1.85
	Hypothetical	(b)	1,000.00	1,015.66	9.27	1.85

Institutional Service Class Shares	Actual		1,000.00	887.40	6.48	1.38
	Hypothetical	(b)	1,000.00	1,018.00	6.92	1.38

Institutional Class Shares	Actual		1,000.00	887.40	6.38	1.36
	Hypothetical	(b)	1,000.00	1,018.10	6.82	1.36

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Represents the hypothetical 5% return before expenses.

52 Semiannual Report 2008

Portfolio Summary	Nationwide Small Cap Value Fund
April 30, 2008 (Unaudited)

Asset Allocation

Common Stocks	95.2%
Repurchase Agreements	0.7%
Warrants	0.0%
Other assets in excess of liabilities	4.1%

100.0%

Top Industries

Commercial Banks	11.4%
Real Estate Investment Trusts (REITs)	8.1%
Specialty Retail	7.2%
Oil, Gas & Consumable Fuels	6.3%
Hotels, Restaurants & Leisure	4.8%
Machinery	3.8%
Capital Markets	3.3%
Commercial Services & Supplies	3.2%
Natural Gas Utilities	2.5%
Paper & Forest Products	2.2%
Other	47.2%

100.0%

Top Holdings*

Buckeye Technologies, Inc.	2.2%
Ashford Hospitality Trust, Inc.	2.1%
Michael Baker Corp.	1.7%
Rosetta Resources, Inc.	1.6%
Ruby Tuesday, Inc.	1.5%
Weight Watchers International, Inc.	1.5%
Powerwave Technologies, Inc.	1.4%
Lexington Realty Trust	1.3%
Integrated Device Technology, Inc.	1.3%
Omega Navigation Enterprises, Inc., Class A	1.3%
Other	84.1%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 53

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Small Cap Value Fund

Common Stocks (95.2%)
	Shares or
	Principal Amount	Value

Aerospace & Defense (1.2%)
AAR Corp.*	2,130	$49,842
Curtiss-Wright Corp.	53	2,517
Moog, Inc., Class A*	300	12,933

		65,292

Auto Components (0.6%)
Cooper Tire & Rubber Co.	480	6,307
Stoneridge, Inc.*	1,100	16,027
TRW Automotive Holdings Corp.*	500	12,780

		35,114

Automobiles (0.7%)
Thor Industries, Inc.	1,200	36,384

Building Products (1.3%)
Ameron International Corp.	200	19,760
Gibraltar Industries, Inc.	1,800	18,810
Universal Forest Products, Inc.	940	32,627

		71,197

Capital Markets (3.3%)
Apollo Investment Corp.	800	12,944
GFI Group, Inc.	3,280	38,540
KBW, Inc.*	820	19,467
optionsXpress Holdings, Inc.	3,130	67,201
Piper Jaffray Cos.*	1,100	40,986

		179,138

Chemicals (1.7%)
Agrium, Inc.	400	31,600
C.F. Industries Holdings, Inc.	300	40,110
Penford Corp.	1,100	24,156

		95,866

Commercial Banks (11.4%)
Amcore Financial, Inc.	1,100	13,684
Bank of the Ozarks, Inc.	700	17,465
Boston Private Financial Holdings, Inc.	2,100	19,530
Citizens Republic Bancorp, Inc.	1,300	10,725
CVB Financial Corp.	1,170	13,432
First Commonwealth Financial Corp.	2,300	28,635
First Midwest Bancorp, Inc.	980	25,019
First State Bancorp	400	3,720
Fulton Financial Corp.	1,800	22,446
Glacier Bancorp, Inc.	500	10,290
Great Southern Bancorp, Inc.	1,900	28,652
Green Bankshares, Inc.	1,000	20,030
Hanmi Financial Corp.	2,200	15,378
National Penn Bancshares, Inc.	3,876	64,691
NBT Bancorp, Inc.	1,200	27,336
Old National Bancorp	1,200	20,532
SCBT Financial Corp.	100	3,397
Sterling Financial Corp.	1,600	19,536
Sun Bancorp, Inc.*	4,100	47,519
Susquehanna Bancshares, Inc.	1,025	20,387
SVB Financial Group*	400	19,464
TCF Financial Corp.	2,300	40,020
Tompkins Financial Corp.	700	33,859
Trico Bancshares	2,200	37,422
UCBH Holdings, Inc.	600	4,368
Washington Trust Bancorp, Inc.	1,100	26,598
Webster Financial Corp.	800	20,840
Wilshire Bancorp, Inc.	1,800	14,832

		629,807

Commercial Services & Supplies (3.2%)
ABM Industries, Inc.	1,050	21,987
Administaff, Inc.	640	16,762
Duff & Phelps Corp., Class A*	2,200	39,754
Kimball International, Inc., Class B	1,200	12,324
Schawk, Inc.	196	3,142
Volt Information Sciences, Inc.*	4,380	58,429
Waste Connections, Inc.*	800	25,656

		178,054

Communications Equipment (2.0%)
Comtech Group, Inc.*	900	11,718
Powerwave Technologies, Inc.*	28,100	76,713
Sycamore Networks, Inc.*	7,600	24,472

		112,903

Construction & Engineering (1.9%)
Michael Baker Corp.*	4,540	95,612
Sterling Construction Co., Inc.*	70	1,406
URS Corp.*	200	8,068

		105,086

Containers & Packaging (1.4%)
Greif, Inc., Class A	250	16,150
Myers Industries, Inc.	1,600	20,128
Rock-Tenn Co., Class A	820	27,823
Silgan Holdings, Inc.	240	12,787

		76,888

Diversified Consumer Services (1.5%)
Weight Watchers International, Inc.	1,800	82,548

54 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Diversified Financial Services (1.1%)
MSCI, Inc., Class A*	1,960	$60,799

Electric Utilities (1.2%)
Allete, Inc.	700	29,239
Westar Energy, Inc.	1,600	37,104

		66,343

Electrical Equipment (0.7%)
Regal-Beloit Corp.	1,000	37,090

Electronic Equipment & Instruments (0.9%)
Anixter International, Inc.*	500	28,485
Mettler Toledo International, Inc.*	150	14,289
Technitrol, Inc.	200	4,200

		46,974

Energy Equipment & Services (0.8%)
Oil States International, Inc.*	510	25,531
Willbros Group, Inc.*	500	18,045

		43,576

Food & Staples Retailing (0.8%)
Andersons, Inc. (The)	694	31,542
Longs Drug Stores Corp.	300	12,018

		43,560

Food Products (0.6%)
B&G Foods, Inc., Class A	300	2,424
Ralcorp Holdings, Inc.*	300	18,312
Tootsie Roll Industries, Inc.	430	10,462

		31,198

Health Care Equipment & Supplies (1.5%)
CONMED Corp.*	1,500	38,280
Inverness Medical Innovations, Inc.*	1,200	44,400

		82,680

Health Care Providers & Services (1.2%)
Five Star Quality Care, Inc.*	5,900	35,400
Hythiam, Inc.*	10,600	28,726

		64,126

Hotels, Restaurants & Leisure (4.8%)
CBRL Group, Inc.	1,800	66,492
Darden Restaurants, Inc.	130	4,625
Denny’s Corp.*	4,601	14,493
Ruby Tuesday, Inc.	9,990	85,015
Ruth’s Chris Steak House, Inc.*	5,300	38,955
Texas Roadhouse, Inc., Class A*	4,700	55,460

		265,040

Household Durables (1.2%)
Champion Enterprises, Inc.*	2,400	24,768
KB HOME	1,000	22,500
Meritage Homes Corp.*	1,100	20,867

		68,135

Insurance (0.9%)
Amtrust Financial Services, Inc.	330	5,132
CAN Surety Corp.*	700	9,261
Commerce Group, Inc.	700	25,508
Harleysville Group, Inc.	300	10,935

		50,836

Internet Software & Services (0.3%)
ValueClick, Inc.*	700	13,965

IT Services (1.7%)
Metavante Technologies, Inc.*	400	9,428
MPS Group, Inc.*	3,300	35,409
Ness Technologies, Inc.*	2,240	20,317
SAIC, Inc.*	1,600	30,400

		95,554

Leisure Equipment & Products (0.3%)
MarineMax, Inc.*	1,670	19,038

Machinery (3.8%)
AGCO Corp.*	300	18,039
Blount International, Inc.*	900	11,133
Cascade Corp.	600	25,950
Columbus McKinnon Corp.*	1,390	39,351
Hardinge, Inc.	1,809	30,174
Nordson Corp.	300	17,709
Titan Machinery, Inc.*	110	2,003
Valmont Industries, Inc.	290	28,554
Wabtec Corp.	900	38,592

		211,505

Marine (1.6%)
Genco Shipping & Trading Ltd.	300	20,295
Omega Navigation Enterprises, Inc., Class A	3,820	69,104

		89,399

Metals & Mining (2.2%)
Commercial Metals Co.	900	28,026

2008 Semiannual Report 55

Statement of Investments (Continued)
April 30, 2008 (Unaudited)

Nationwide Small Cap Value Fund (Continued)

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Metals & Mining (continued)

Gerdau Ameristeel Corp.	1,000	$15,610
Gold Reserve, Inc.*	1,050	2,919
Steel Dynamics, Inc.	1,600	55,760
Stillwater Mining Co.*	800	11,344
Worthington Industries, Inc.	400	7,204

		120,863

Multi-Utility (0.1%)
PNM Resources, Inc.	500	7,245

Multiline Retail (0.8%)
Big Lots, Inc.*	600	16,218
Dollar Tree, Inc.*	800	25,280

		41,498

Natural Gas Utilities (2.5%)
Laclede Group, Inc. (The)	400	15,128
New Jersey Resources Corp.	650	20,702
Nicor, Inc.	200	7,024
Northwest Natural Gas Co.	500	22,435
Piedmont Natural Gas Co.	1,140	29,971
South Jersey Industries, Inc.	400	14,604
WGL Holdings, Inc.	900	29,520

		139,384

Oil, Gas & Consumable Fuels (6.3%)
Berry Petroleum Co., Class A	1,300	64,376
Mariner Energy, Inc.*	800	22,048
Parallel Petroleum Corp.*	400	8,476
Penn Virginia Corp.	600	31,500
Rosetta Resources, Inc.*	4,000	87,160
St. Mary Land & Exploration Co.	700	30,604
Teekay Tankers Ltd., Class A	1,790	36,122
Warren Resources, Inc.*	3,900	47,892
Western Refining, Inc.	2,190	21,922

		350,100

Paper & Forest Products (2.2%)
Buckeye Technologies, Inc.*	14,100	121,683

Personal Products (1.6%)
Physicians Formula Holdings, Inc.*	4,140	47,858
Prestige Brands Holdings, Inc.*	4,200	37,716

		85,574

Real Estate Investment Trusts (REITs) (8.1%)
Ashford Hospitality Trust, Inc.	19,800	114,642
CBRE Realty Finance, Inc.	11,300	43,844
Cedar Shopping Centers, Inc.	2,700	33,750
Duke Realty Corp.	900	21,978
Entertainment Properties Trust	600	32,016
First Industrial Realty Trust, Inc.	800	24,168
Hersha Hospitality Trust	2,700	25,704
Hospitality Properties Trust	1,100	35,343
Lexington Realty Trust	5,000	72,000
Omega Healthcare Investors, Inc.	350	6,125
Washington Real Estate Investment Trust	1,100	39,083

		448,653

Real Estate Management & Development (0.4%)
Jones Lang LaSalle, Inc.	310	24,059

Road & Rail (1.3%)
Celadon Group, Inc.*	4,400	45,276
Werner Enterprises, Inc.	1,240	24,118

		69,394

Semiconductors & Semiconductor Equipment (1.8%)
Integrated Device Technology, Inc.*	6,500	69,485
RF Micro Devices, Inc.*	3,700	12,469
Teradyne, Inc.*	1,400	18,606

		100,560

Software (1.6%)
Compuware Corp*	1,300	9,802
Magma Design Automation, Inc.*	700	6,531
Mentor Graphics Corp.*	1,500	15,105

Quest Software, Inc.*	4,200	55,944

		87,382

Specialty Retail (7.2%)
Asbury Automotive Group, Inc.	2,550	42,457
Buckle, Inc. (The)	500	24,290
Cabela’s, Inc.*	2,200	29,766
Coldwater Creek, Inc.*	4,100	21,894
Collective Brands, Inc.*	1,500	18,555
Dress Barn, Inc.*	710	9,557
DSW, Inc., Class A*	2,000	30,660
Guess?, Inc.	1,700	65,076
Men’s Wearhouse, Inc.	1,000	26,630
Office Depot, Inc.*	3,100	39,308
Pacific Sunwear of California*	1,300	17,433
Ross Stores, Inc.	1,600	53,584
Stage Stores, Inc.	1,100	17,314

		396,524

56 Semiannual Report 2008

Common Stocks (continued)
	Shares or
	Principal Amount	Value

Textiles, Apparel & Luxury Goods (2.2%)
Carter’s, Inc.*	1,250	$17,675
CROCS, Inc.*	2,200	22,462
G-III Apparel Group Ltd.*	180	2,655
Phillips-Van Heusen Corp.	1,000	42,210
Quiksilver, Inc.*	1,500	14,595
Wolverine World Wide, Inc.	700	20,118

		119,715

Thrifts & Mortgage Finance (1.3%)
Berkshire Hills Bancorp, Inc.	1,800	46,062
Washington Federal, Inc.	1,000	23,810

		69,872

Trading Companies & Distributors (2.0%)
Beacon Roofing Supply, Inc.*	5,900	62,835
Genesis Lease Ltd. ADR — IE	600	8,100
H&E Equipment Services, Inc.*	1,300	17,043
Interline Brands, Inc.*	1,210	23,413

		111,391

Total Common Stocks		5,251,992

Warrants (0.0%) (a)

Health Care Providers & Services (0.0%)
Hythiam, Inc. , 0.00%, Expiring 11/06/12*	2,600	0

Total Warrants		0

Repurchase Agreements (0.7%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $30,533, collateralized by U.S. Government Agency Mortgages ranging 4.00%-6.13%, maturing 05/30/08-10/05/26; total market value of $31,142	$30,532	30,532
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $9,533, collateralized by U.S. Government Agency Mortgages ranging 4.60%-4.85%, maturing 09/01/35; total market value of $9,723	$9,532	9,532

Total Repurchase Agreements		40,064

Total Investments (Cost $5,735,898) (b) — 95.9%		5,292,056

Other assets in excess of liabilities — 4.1%		223,502

NET ASSETS — 100.0%		$5,515,558

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

ADR	American Depositary Receipt

IE	Ireland

See accompanying notes to financial statements.

2008 Semiannual Report 57

Statements of Assets and Liabilities
April 30, 2008 (Unaudited)

	Nationwide	Nationwide
	Hedged Core	Market	Nationwide
	Equity Fund	Neutral Fund	Small Cap Fund

Assets:
Investments, at value (cost $4,957,766; $12,674,573 and $771,854,659)*	$4,936,978	$12,847,670	$625,708,996
Repurchase agreements, at cost and value	–	748,939	89,055,987

Total Investments	4,936,978	13,596,609	714,764,983

Cash	1,220,168	11,330,798	–
Interest and dividends receivable	4,224	23,990	341,867
Receivable for capital shares issued	–	109,577	486,449
Receivable for investments sold	–	–	25,455,457
Prepaid expenses and other assets	70	212	308,795

Total Assets	6,161,440	25,061,186	741,357,551

Liabilities:
Cash overdraft	–	–	223,099
Payable for investments purchased	–	–	24,389,444
Payable for capital shares redeemed	–	3,541	1,932,979
Payable upon return of securities loaned (Note 2)	–	–	85,004,967
Securities sold short, at value (Proceeds $971,750; $11,846,964 and $0)	992,611	12,149,336	–
Accrued expenses and other payables:
Investment advisory fees	6,882	12,854	439,088
Fund administration and transfer agent fees	282	762	198,137
Distribution fees	4	39	210,263
Administrative servicing fees	3	2	169,091
Trustee fees	121	87	3,459
Compliance program costs (Note 3)	61	393	11,577
Custodian fees	217	102	91
Other	48,773	34,944	58,217

Total Liabilities	1,048,954	12,202,060	112,640,412

Net Assets	$5,112,486	$12,859,126	$628,717,139

Represented by:
Capital	$5,252,262	$13,632,700	$942,369,533
Accumulated net investment income (loss)	(6,414)	2,626	(2,465,914)
Accumulated net realized losses from investment transactions	(91,713)	(646,925)	(165,040,817)
Net unrealized appreciation/(depreciation) on investments	(41,649)	(129,275)	(146,145,663)

Net Assets	$5,112,486	$12,859,126	$628,717,139

Net Assets:
Class A Shares	$12,433	$172,789	$421,282,897
Class B Shares	1,002	5,130	13,726,144
Class C Shares	1,002	959	127,670,281
Class R Shares	1,010	967	7,794,970
Institutional Service Class Shares	1,019	975	22,508,641
Institutional Class Shares	5,096,020	12,678,306	35,734,206

Total	$5,112,486	$12,859,126	$628,717,139

See accompanying notes to financial statements.

58 Semiannual Report 2008

	Nationwide		Nationwide
	Hedged Core		Market		Nationwide
	Equity Fund		Neutral Fund		Small Cap Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,271		18,436		29,459,837
Class B Shares	103		547		1,041,445
Class C Shares	103		102		9,662,321
Class R Shares	104		103		577,794
Institutional Service Class Shares	105		103		1,533,529
Institutional Class Shares	523,873		1,348,548		2,432,939

Total	525,559		1,367,839		44,707,865

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.78		$9.37		$14.30
Class B Shares (b)	$9.69	(a)	$9.38		$13.18
Class C Shares (c)	$9.70	(a)	$9.43	(a)	$13.21
Class R Shares	$9.71		$9.39		$13.49
Institutional Service Class Shares	$9.72	(a)	$9.40	(a)	$14.68
Institutional Class Shares	$9.73		$9.40		$14.69
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.38		$9.94		$15.17

Maximum Sales Charge:
Class A Shares	5.75%		5.75%		5.75%

(a)	The NAV reported above represents the traded NAV at April 30, 2008. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

*	Includes value of securities on loan of $0; $0 and $82,202,229 (Note 2).

See accompanying notes to financial statements.

2008 Semiannual Report 59

Statements of Assets and Liabilities
April 30, 2008 (Unaudited)

		Nationwide
		Small Cap
	Nationwide	Growth	Nationwide
	Small Cap	Opportunities	Small Cap
	Core Fund	Fund	Value Fund

Assets:
Investments, at value (cost $6,404,183; $6,898,044 and $5,695,834)	$6,347,781	$7,282,067	$5,251,992
Repurchase agreements, at cost and value	54,814	353,195	40,064

Total Investments	6,402,595	7,635,262	5,292,056

Cash	21,525	–	613
Interest and dividends receivable	6,888	4,609	4,115
Receivable for investments sold	–	774,569	613,926
Receivable from adviser	3,316	756	3,326
Prepaid expenses and other assets	81	98	80

Total Assets	6,434,405	8,415,294	5,914,116

Liabilities:
Payable for investments purchased	–	712,866	362,920
Payable for capital shares redeemed	1,686	712	–
Accrued expenses and other payables:
Investment advisory fees	4,871	5,746	4,256
Fund administration and transfer agent fees	671	963	397
Distribution fees	782	456	380
Administrative servicing fees	52	8	30
Trustee fees	1	4	7
Compliance program costs (Note 3)	66	74	76
Custodian fees	81	146	2,570
Other	26,235	55,776	27,922

Total Liabilities	34,445	776,751	398,558

Net Assets	$6,399,960	$7,638,543	$5,515,558

Represented by:
Capital	$6,986,070	$7,858,846	$6,722,663
Accumulated net investment income (loss)	15,081	(28,927)	(10,965)
Accumulated net realized losses from investment transactions	(544,789)	(575,399)	(752,298)
Net unrealized appreciation/(depreciation) on investments	(56,402)	384,023	(443,842)

Net Assets	$6,399,960	$7,638,543	$5,515,558

Net Assets:
Class A Shares	$1,022,607	$461,191	$244,855
Class B Shares	17,856	6,607	72,200
Class C Shares	711,971	431,754	334,994
Class R Shares	919	1,184	964
Institutional Service Class Shares	928	1,197	972
Institutional Class Shares	4,645,679	6,736,610	4,861,573

Total	$6,399,960	$7,638,543	$5,515,558

See accompanying notes to financial statements.

60 Semiannual Report 2008

			Nationwide
			Small Cap
	Nationwide		Growth		Nationwide
	Small Cap		Opportunities		Small Cap
	Core Fund		Fund		Value Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	112,911		46,092		30,054
Class B Shares	1,985		669		8,919
Class C Shares	79,126		43,685		41,283
Class R Shares	102		119		118
Institutional Service Class Shares	103		119		120
Institutional Class Shares	512,320		670,168		595,755

Total	706,547		760,852		676,249

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.06		$10.01		$8.15
Class B Shares (b)	$9.00		$9.88		$8.09	(a)
Class C Shares (c)	$9.00		$9.88		$8.11
Class R Shares	$9.02	(a)	$9.93	(a)	$8.14	(a)
Institutional Service Class Shares	$9.05	(a)	$10.05	(a)	$8.16	(a)
Institutional Class Shares	$9.07		$10.05		$8.16
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.61		$10.62		$8.65

Maximum Sales Charge:
Class A Shares	5.75%		5.75%		5.75%

(a)	The NAV reported above represents the traded NAV at April 30, 2008. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

(b)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(c)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying notes to financial statements.

2008 Semiannual Report 61

Statements of Operations
For the Six Months Ended April 30, 2008 (Unaudited)

	Nationwide	Nationwide	Nationwide
	Hedged Core	Market	Small Cap
	Equity Fund	Neutral Fund	Fund

INVESTMENT INCOME:
Interest income	$25,178	$213,650	$53,648
Dividend income	39,801	116,092	3,886,815
Income from securities lending (Note 2)	–	–	1,585,654

Total Income	64,979	329,742	5,526,117

Expenses:
Investment advisory fees	32,082	84,187	3,229,683
Fund administration and transfer agent fees	3,260	10,279	726,478
Distribution fees Class A	44	190	671,400
Distribution fees Class B	5	11	77,326
Distribution fees Class C	5	3,272	815,742
Distribution fees Class R	2	2	19,382
Administrative servicing fees Class A	–	–	209,784
Administrative servicing fees Class R	1	–	–
Administrative servicing fees Institutional Service Class	–	–	2,498
Dividend expense for securities sold short	7,186	115,394	–
Registration and filing fees	1,746	3,359	59,595
Trustee fees	22	367	23,640
Compliance program costs (Note 3)	6	267	302
Custodian fees	926	928	16,341
Other	1,849	4,834	319,106

Total expenses before reimbursed/waived expenses	47,134	223,090	6,171,277
Earnings credit (Note 5)	(7)	(92)	(2,705)
Expenses voluntarily waived by Administrator	—	(13)	(47,170)

Net Expenses	47,127	222,985	6,121,402

Net Investment Income (Loss)	17,852	106,757	(595,285)

REALIZED/UNREALIZED LOSSES FROM INVESTMENTS:
Realized losses on investment transactions	(82,122)	(139,888)	(157,464,745)
Net change in unrealized appreciation/(depreciation) on investments	(422,663)	(194,027)	(46,305,182)

Net realized/unrealized losses on investments	(504,785)	(333,915)	(203,769,927)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(486,933)	$(227,158)	$(204,365,212)

See accompanying notes to financial statements.

62 Semiannual Report 2008

Statements of Operations
For the Six Months Ended April 30, 2008 (Unaudited)

		Nationwide
		Small Cap
	Nationwide	Growth	Nationwide
	Small Cap	Opportunities	Small Cap
	Core Fund	Fund	Value Fund

INVESTMENT INCOME:
Interest income	$3,565	$4,890	$2,056
Dividend income	76,832	16,563	42,734

Total Income	80,397	21,453	44,790

Expenses:
Investment advisory fees	24,624	33,625	26,168
Fund administration and transfer agent fees	5,467	5,277	5,180
Distribution fees Class A	635	562	330
Distribution fees Class B	89	32	366
Distribution fees Class C	3,231	2,164	1,836
Distribution fees Class R	2	3	2
Administrative servicing fees Class R	–	1	–
Registration and filing fees	16,098	5,811	15,830
Printing fees	6,649	6,493	6,102
Trustee fees	157	193	154
Compliance program costs (Note 3)	6	7	14
Custodian fees	176	396	2,727
Other	763	832	757

Total expenses before reimbursed expenses	57,897	55,396	59,466
Earnings credit (Note 5)	(40)	(27)	(27)
Expenses reimbursed	(17,498)	(4,939)	(19,774)
Expenses voluntarily waived by Administrator	(78)	(50)	(26)

Net Expenses	40,281	50,380	39,639

Net Investment Income (Loss)	40,116	(28,927)	5,151

REALIZED/UNREALIZED LOSSES FROM INVESTMENTS:
Realized losses on investment transactions	(526,663)	(532,836)	(652,415)
Net change in unrealized appreciation/(depreciation) on investments	(256,967)	(388,859)	(66,694)

Net realized/unrealized losses on investments	(783,630)	(921,695)	(719,109)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(743,514)	$(950,622)	$(713,958)

See accompanying notes to financial statements.

2008 Semiannual Report 63

Statements of Changes in Net Assets

	Nationwide Hedged Core Equity Fund		Nationwide Market Neutral Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$17,852	$58,960	$106,757	$303,367
Net realized gains (losses) on investment transactions	(82,122)	149,712	(139,888)	(482,203)
Net change in unrealized appreciation/(depreciation) on investments	(422,663)	251,698	(194,027)	40,525

Change in net assets resulting from operations	(486,933)	460,370	(227,158)	(138,311)

Distributions to Shareholders From:
Net investment income:
Class A	(37)	(584)	(1,753)	(1,366)
Class B	(4)	(2)	(27)	(13)
Class C	(4)	(2)	(6,538)	(8)
Class R	(7)	(6)	(11)	(18)
Institutional Service Class	(9)	(11)	(12)	(23)
Institutional Class	(46,133)	(56,998)	(160,368)	(277,267)
Net realized gains:
Class A	(340)	–	–	–
Class B	(28)	–	–	–
Class C	(28)	–	–	–
Class R	(28)	–	–	–
Institutional Service Class	(28)	–	–	–
Institutional Class	(142,256)	–	–	–

Change in net assets from shareholder distributions	(188,902)	(57,603)	(168,709)	(278,695)

Change in net assets from capital transactions	87,476	168,707	320,430	8,317,033

Change in net assets	(588,359)	571,474	(75,437)	7,900,027

Net Assets:
Beginning of period	5,700,845	5,129,371	12,934,563	5,034,536

End of period	$5,112,486	$5,700,845	$12,859,126	$12,934,563

Accumulated net investment income (loss) at end of period	$(6,414)	$21,928	$2,626	$64,578

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$301	$111,653	$63,299	$152,322
Dividends reinvested	377	170	186	693
Cost of shares redeemed (a)	(101,682)	(134)	(15,377)	(23,563)

Total Class A	(101,004)	111,689	48,108	129,452

Class B Shares
Proceeds from shares issued	–	–	4,175	–
Dividends reinvested	32	2	27	13

Total Class B	32	2	4,202	13

See accompanying notes to financial statements.

64 Semiannual Report 2008

	Nationwide Hedged Core Equity Fund				Nationwide Market Neutral Fund

	Six Months Ended	Year Ended			Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007			April 30, 2008	October 31, 2007
	(Unaudited)				(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$–	$–			$1,916,823	$14,050
Dividends reinvested	32	2			6,538	8
Cost of shares redeemed (a)	–	(23)			(1,862,280)	(14,097)

Total Class C	32	(21)			61,081	(39)

Class R Shares
Proceeds from shares issued	–	–			3	–
Dividends reinvested	35	6			11	18

Total Class R	35	6			14	18

Institutional Service Class Shares
Proceeds from shares issued	–	–			3	–
Dividends reinvested	37	11			12	23

Total Institutional Service Class	37	11			15	23

Institutional Class Shares
Proceeds from shares issued	–	22			1,535,416	8,709,089
Dividends reinvested	188,389	56,998			160,368	277,267
Cost of shares redeemed (a)	(45)	–			(1,488,774)	(798,790)

Total Institutional Class	188,344	57,020			207,010	8,187,566

Change in net assets from capital transactions:	$87,476	$168,707			$320,430	$8,317,033

SHARE TRANSACTIONS:
Class A Shares
Issued	31	10,687			6,634	15,657
Reinvested	37	16			20	72
Redeemed	(9,588)	(12)			(1,645)	(2,402)

Total Class A Shares	(9,520)	10,691			5,009	13,327

Class B Shares
Issued	–	–			443	–
Reinvested	3	–	(b	)	3	1

Total Class B Shares	3	–	(b	)	446	1

Class C Shares
Issued	–	–			199,869	1,451
Reinvested	3	–		(b)	703	1
Redeemed	– (b)	–		(b)	(200,571)	(1,451)

Total Class C Shares	3	–		(b)	1	1

Class R Shares
Reinvested	3	1			1	2

Total Class R Shares	3	1			1	2

Institutional Service Class Shares
Reinvested	4	1			1	2

Total Institutional Service Class Shares	4	1			1	2

See accompanying notes to financial statements.

2008 Semiannual Report 65

Statements of Changes in Net Assets (Continued)

	Nationwide Hedged Core Equity Fund				Nationwide Market Neutral Fund

	Six Months Ended		Year Ended		Six Months Ended	Year Ended
	April 30, 2008		October 31, 2007		April 30, 2008	October 31, 2007
	(Unaudited)				(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	–		–	(b)	158,433	884,588
Reinvested	18,501		5,372		17,025	28,536
Redeemed	–	(b)	–		(157,896)	(82,138)

Total Institutional Class Shares	18,501		5,372		17,562	830,986

Total change in shares:	8,994		16,065		23,020	844,319

(a)	Includes redemption fees — see Note 4 to Financial Statements.

(b)	Amount less than 1 share.

See accompanying notes to financial statements.

66 Semiannual Report 2008

Statements of Changes in Net Assets

	Nationwide Small Cap Fund		Nationwide Small Cap Core Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(595,285)	$107,922	$40,116	$1,178
Net realized gains (losses) on investment transactions	(157,464,745)	198,072,016	(526,663)	90,757
Net change in unrealized appreciation/(depreciation) on investments	(46,305,182)	(118,851,027)	(256,967)	4,781

Change in net assets resulting from operations	(204,365,212)	79,328,911	(743,514)	96,716

Distributions to Shareholders From:
Net investment income:
Class A	(1,549,633)	(4,783,807)	(2,879)	(1,551)
Class B	(5,167)	(33,587)	(24)	(5)
Class C	(35,697)	(399,169)	(955)	(191)
Class R	(21,050)	(36,385)	(3)	(2)
Institutional Service Class	(114,713)	(266,077)	(4)	(6)
Institutional Class	(182,345)	(325,987)	(21,170)	(30,627)
Net realized gains:
Class A	(132,455,023)	(20,541,304)	(5,476)	–
Class B	(4,069,634)	(616,111)	(267)	–
Class C	(44,092,235)	(6,441,258)	(11,721)	–
Class R	(1,919,585)	(123,237)	(14)	–
Institutional Service Class	(5,906,438)	(638,685)	(14)	–
Institutional Class	(8,831,649)	(1,719,654)	(68,721)	–

Change in net assets from shareholder distributions	(199,183,169)	(35,925,261)	(111,248)	(32,382)

Change in net assets from capital transactions	(109,099,323)	539,631,911	1,089,435	899,243

Change in net assets	(512,647,704)	583,035,561	234,673	963,577

Net Assets:
Beginning of period	1,141,364,843	558,329,282	6,165,287	5,201,710

End of period	$628,717,139	$1,141,364,843	$6,399,960	$6,165,287

Accumulated net investment income (loss) at end of period	$(2,465,914)	$37,976	$15,081	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$105,416,082	$691,356,609	$726,566	$538,656
Dividends reinvested	96,099,700	18,957,441	4,268	995
Cost of shares redeemed (a)	(268,752,079)	(357,265,144)	(111,210)	(109,066)

Total Class A	(67,236,297)	353,048,906	619,624	430,585

Class B Shares
Proceeds from shares issued	903,393	10,167,895	284	19,555
Dividends reinvested	2,923,245	477,684	15	–
Cost of shares redeemed (a)	(2,604,408)	(2,690,385)	(8)	(55)

Total Class B	1,222,230	7,955,194	291	19,500

Class C Shares
Proceeds from shares issued	25,096,825	161,843,552	645,750	564,896
Dividends reinvested	21,204,769	3,018,349	1,956	38
Cost of shares redeemed (a)	(72,814,464)	(46,060,629)	(269,006)	(146,798)

Total Class C	(26,512,870)	118,801,272	378,700	418,136

See accompanying notes to financial statements.

2008 Semiannual Report 67

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Fund		Nationwide Small Cap Core Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R Shares
Proceeds from shares issued	$3,728,757	$13,397,485	$–	$–
Dividends reinvested	129,389	5,104	17	2
Cost of shares redeemed (a)	(1,552,240)	(5,743,935)	–	–

Total Class R	2,305,906	7,658,654	17	2

Institutional Service Class Shares
Proceeds from shares issued	5,787,913	40,088,779	–	–
Dividends reinvested	2,711,942	485,196	18	6
Cost of shares redeemed (a)	(12,512,396)	(14,547,058)	–	–

Total Institutional Service Class	(4,012,541)	26,026,917	18	6

Institutional Class Shares
Proceeds from shares issued	5,691,246	47,365,800	2,927	435
Dividends reinvested	8,982,641	692,503	89,891	30,627
Cost of shares redeemed (a)	(29,539,638)	(21,917,335)	(2,033)	(48)

Total Institutional Class	(14,865,751)	26,140,968	90,785	31,014

Change in net assets from capital transactions:	$(109,099,323)	$539,631,911	$1,089,435	$899,243

SHARE TRANSACTIONS:
Class A Shares
Issued	6,680,878	31,182,473	84,296	50,677
Reinvested	5,950,740	863,407	449	92
Redeemed	(16,962,303)	(15,938,157)	(12,363)	(10,340)

Total Class A Shares	(4,330,685)	16,107,723	72,382	40,429

Class B Shares
Issued	61,512	489,045	29	1,859
Reinvested	195,984	23,254	2	–
Redeemed	(182,955)	(127,482)	–	(5)

Total Class B Shares	74,541	384,817	31	1,854

Class C Shares
Issued	1,683,342	7,768,618	68,877	53,047
Reinvested	1,418,639	146,590	205	3
Redeemed	(4,877,547)	(2,194,732)	(29,420)	(13,686)

Total Class C Shares	(1,775,566)	5,720,476	39,662	39,364

Class R Shares
Issued	247,497	626,243	–	–
Reinvested	8,489	239	2	– (b)
Redeemed	(105,637)	(269,112)	–	–

Total Class R Shares	150,349	357,370	2	–

Institutional Service Class Shares
Issued	359,901	1,774,520	–	–
Reinvested	163,648	21,591	2	1
Redeemed	(702,663)	(633,455)	–	–

Total Institutional Service Class Shares	(179,114)	1,162,656	2	1

See accompanying notes to financial statements.

68 Semiannual Report 2008

	Nationwide Small Cap Fund		Nationwide Small Cap Core Fund

	Six Months Ended	Year Ended	Six Months Ended		Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008		October 31, 2007
	(Unaudited)		(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	371,905	2,068,544	–	(b)	–	(b)
Reinvested	542,254	30,908	9,471		2,849
Redeemed	(1,531,265)	(954,802)	–	(b)	–	(b)

Total Institutional Class Shares	(617,106)	1,144,650	9,471		2,849

Total change in shares:	(6,677,581)	24,877,692	121,550		84,497

(a)	Includes redemption fees — see Note 4 to Financial Statements.

(b)	Amount less than 1 share.

See accompanying notes to financial statements.

2008 Semiannual Report 69

Statements of Changes in Net Assets

	Nationwide Small Cap Growth Opportunities Fund		Nationwide Small Cap Value Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(28,927)	$(46,666)	$5,151	$34,682
Net realized gains (losses) on investment transactions	(532,836)	1,135,246	(652,415)	621,036
Net change in unrealized appreciation/(depreciation) on investments	(388,859)	518,851	(66,694)	(403,654)

Change in net assets resulting from operations	(950,622)	1,607,431	(713,958)	252,064

Distributions to Shareholders From:
Net investment income:
Class A	–	–	(567)	(1,817)
Class B	–	–	(33)	(80)
Class C	–	–	–	(334)
Class R	–	–	(2)	(4)
Institutional Service Class	–	(1)	(3)	(10)
Institutional Class	–	(2,578)	(15,511)	(48,755)
Net realized gains:
Class A	(74,324)	(16)	(34,253)	(250)
Class B	(1,114)	(16)	(9,625)	(39)
Class C	(64,599)	(16)	(56,150)	(39)
Class R	(199)	(16)	(122)	(39)
Institutional Service Class	(199)	(16)	(122)	(39)
Institutional Class	(993,919)	(80,028)	(612,060)	(198,566)

Change in net assets from shareholder distributions	(1,134,354)	(82,687)	(728,448)	(249,972)

Change in net assets from capital transactions	2,257,638	503,944	637,221	988,003

Change in net assets	172,662	2,028,688	(805,185)	990,095

Net Assets:
Beginning of period	7,465,881	5,437,193	6,320,743	5,330,648

End of period	$7,638,543	$7,465,881	$5,515,558	$6,320,743

Accumulated net investment income (loss) at end of period	$(28,927)	$–	$(10,965)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$261,730	$337,731	$105,570	$534,506
Dividends reinvested	64,210	16	27,195	1,552
Cost of shares redeemed (a)	(102,760)	(15)	(211,878)	(144,873)

Total Class A	223,180	337,732	(79,113)	391,185

Class B Shares
Proceeds from shares issued	2,699	3,000	2,790	86,136
Dividends reinvested	1,114	16	6,913	119
Cost of shares redeemed (a)	–	–	(3,289)	(1)

Total Class B	3,813	3,016	6,414	86,254

See accompanying notes to financial statements.

70 Semiannual Report 2008

	Nationwide Small Cap Growth Opportunities Fund		Nationwide Small Cap Value Fund

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$484,866	$189,757	$186,508	$388,647
Dividends reinvested	14,612	16	34,556	160
Cost of shares redeemed (a)	(151,363)	(1)	(141,964)	(28,163)

Total Class C	348,115	189,772	79,100	360,644

Class R Shares
Proceeds from shares issued	–	–	1	–
Dividends reinvested	199	16	124	43

Total Class R	199	16	125	43

Institutional Service Class Shares
Proceeds from shares issued	–	–	1	–
Dividends reinvested	199	17	125	49

Total Institutional Service Class	199	17	126	49

Institutional Class Shares
Proceeds from shares issued	708,090	–	3,000	2,110
Dividends reinvested	993,919	82,606	627,569	247,321
Cost of shares redeemed (a)	(19,877)	(109,215)	–	(99,603)

Total Institutional Class	1,682,132	(26,608)	630,569	149,828

Change in net assets from capital transactions:	$2,257,638	$503,944	$637,221	$988,003

SHARE TRANSACTIONS:
Class A Shares
Issued	21,550	27,810	12,480	51,247
Reinvested	5,713	1	3,147	146
Redeemed	(9,081)	(1)	(23,455)	(13,611)

Total Class A Shares	18,182	27,810	(7,828)	37,782

Class B Shares
Issued	212	255	319	8,116
Reinvested	100	2	803	11
Redeemed	–	–	(430)	– (b)

Total Class B Shares	312	257	692	8,127

Class C Shares
Issued	42,445	16,037	20,748	37,126
Reinvested	1,313	1	4,004	15
Redeemed	(16,211)	– (b)	(17,946)	(2,764)

Total Class C Shares	27,547	16,038	6,806	34,377

Class R Shares
Issued	–	–	– (b)	–
Reinvested	18	1	14	4

Total Class R Shares	18	1	14	4

See accompanying notes to financial statements.

2008 Semiannual Report 71

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Growth Opportunities Fund		Nationwide Small Cap Value Fund

	Six Months Ended	Year Ended	Six Months Ended		Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008		October 31, 2007
	(Unaudited)		(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	–	–	–	(b)	–
Reinvested	18	1	15		5

Total Institutional Service Class Shares	18	1	15		5

Institutional Class Shares
Issued	76,843	–	–	(b)	–	(b)
Reinvested	88,113	7,442	72,551		23,581
Redeemed	(2,092)	(9,572)	–		(9,838)

Total Institutional Class Shares	162,864	(2,130)	72,551		13,743

Total change in shares:	208,941	41,977	72,250		94,038

(a)	Includes redemption fees — see Note 4 to Financial Statements.

(b)	Amount less than 1 share.

See accompanying notes to financial statements.

72 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Hedged Core Equity Fund

		Investment Activities			Distributions					Ratios / Supplemental Data

			Net Realized									Ratio of Net	Ratio of
			and									Investment	Expenses
	Net Asset	Net	Unrealized	Total						Net Assets	Ratio of	Income	(Prior to
	Value,	Investment	Gains	from	Net	Net		Net Asset		at End of	Expenses	(Loss)	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total	Period	to Average	to Average	to Average	Dividend	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Expense (c)(e)	Turnover (f)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.05	0.46	(1.42)	(0.96)	(0.03)	(0.28)	(0.31)	$9.78	(8.80%)	$12	2.51%	1.02%	2.67%	0.28%	103.18%
Year Ended October 31, 2007	$10.25	0.08	0.81	0.89	(0.09)	–	(0.09)	$11.05	8.69%	$119	2.47%	0.71%	3.92%	0.54%	162.51%
Period Ended October 31, 2006 (g)	$10.00	– (h)	0.25	0.25	–	–	–	$10.25	2.50%	$1	2.30%	0.32%	2.85%	0.79%	0.00%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.00	(0.01)	(0.98)	(0.99)	(0.04)	(0.28)	(0.32)	$9.69	(9.13%)	$1	2.88%	(0.34%)	2.88%	0.28%	103.18%
Year Ended October 31, 2007	$10.24	– (h)	0.78	0.78	(0.02)	–	(0.02)	$11.00	7.64%	$1	3.27%	(i)	4.61%	0.54%	162.51%
Period Ended October 31, 2006 (g)	$10.00	(0.01)	0.25	0.24	–	–	–	$10.24	2.40%	$1	3.59%	(0.62%)	4.62%	0.79%	0.00%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.00	(0.01)	(0.97)	(0.98)	(0.04)	(0.28)	(0.32)	$9.70	(9.04%)	$1	2.88%	(0.34%)	2.88%	0.28%	103.18%
Year Ended October 31, 2007	$10.24	0.02	0.76	0.78	(0.02)	–	(0.02)	$11.00	7.64%	$1	3.21%	0.13%	4.60%	0.54%	162.51%
Period Ended October 31, 2006 (g)	$10.00	(0.01)	0.25	0.24	–	–	–	$10.24	2.40%	$1	3.59%	(0.62%)	4.69%	0.79%	0.00%

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.02	0.01	(0.97)	(0.96)	(0.07)	(0.28)	(0.35)	$9.71	(8.84%)	$1	2.41%	0.13%	2.41%	0.28%	103.18%
Year Ended October 31, 2007	$10.24	0.06	0.78	0.84	(0.06)	–	(0.06)	$11.02	8.19%	$1	2.79%	0.48%	4.13%	0.54%	162.51%
Period Ended October 31, 2006 (g)	$10.00	– (h)	0.24	0.24	–	–	–	$10.24	2.40%	$1	3.23%	(0.25%)	4.01%	0.79%	0.00%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
(h)	The amount is less than $0.005.
(i)	The amount is less than 0.0005%

See accompanying notes to financial statements.

2008 Semiannual Report 73

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Hedged Core Equity Fund (Continued)

		Investment Activities					Distributions					Ratios / Supplemental Data

					Net Realized									Ratio of Net	Ratio of
					and									Investment	Expenses
	Net Asset	Net			Unrealized	Total						Net Assets	Ratio of	Income	(Prior to
	Value,	Investment			Gains	from	Net	Net		Net Asset		at End of	Expenses	(Loss)	Reimbursements)
	Beginning	Income			(Losses) on	Investment	Investment	Realized	Total	Value, End	Total	Period	to Average	to Average	to Average	Dividend	Portfolio
	of Period	(Loss)			Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Expense (c)(e)	Turnover (f)

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.03	0.03			(0.97)	(0.94)	(0.09)	(0.28)	(0.37)	$9.72	(8.65%)	$1	1.88%	0.66%	1.88%	0.28%	103.18%
Year Ended October 31, 2007	$10.25	0.11			0.78	0.89	(0.11)	–	(0.11)	$11.03	8.77%	$1	2.22%	1.05%	3.56%	0.54%	162.51%
Period Ended October 31, 2006 (g)	$10.00	–	(h	)	0.25	0.25	–	–	–	$10.25	2.50%	$1	2.51%	0.47%	3.61%	0.79%	0.00%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$11.04	0.04			(0.98)	(0.94)	(0.09)	(0.28)	(0.37)	$9.73	(8.64%)	$5,096	1.83%	0.70%	1.83%	0.28%	103.18%
Year Ended October 31, 2007	$10.25	0.12			0.78	0.90	(0.11)	–	(0.11)	$11.04	8.86%	$5,577	2.19%	1.09%	3.47%	0.54%	162.51%
Period Ended October 31, 2006 (g)	$10.00	–	(h	)	0.25	0.25	–	–	–	$10.25	2.50%	$5,124	2.39%	0.50%	3.34%	0.79%	0.00%
(a) Excludes sales charge.
(b) Not annualized for periods less than one year, if any.
(c) Annualized for periods less than one year, if any.
(d) During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e) Indicates the dividend expense charged for the period to average net assets.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
(h) The amount is less than $0.005.
(i) The amount is less than 0.0005%

74 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Market Neutral Fund

		Investment Activities				Distributions					Ratios / Supplemental Data

				Net Realized									Ratio of Net	Ratio of
				and									Investment	Expenses
	Net Asset			Unrealized	Total						Net Assets	Ratio of	Income	(Prior to
	Value,	Net		Gains	from	Net			Net Asset		at End of	Expenses	(Loss)	Reimbursements)
	Beginning	Investment		(Losses) on	Investment	Investment	Total	Redemption	Value,	Total	Period	to Average	to Average	to Average	Dividend	Portfolio
	of Period	Income		Investments	Activities	Income	Distributions	fees	End of Period	Return (a)(b)	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Expense (c)(e)	Turnover (f)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited) (g)	$9.59	0.06		(0.20)	(0.14)	(0.11)	(0.11)	0.03	$9.37	(1.15%)	$173	3.52%	1.31%	3.52%	1.72%	106.58%
Year Ended October 31, 2007	$10.06	0.17		(0.43)	(0.26)	(0.21)	(0.21)	–	$9.59	(2.56%)	$129	2.98%	2.74%	3.45%	1.38%	254.99%
Period Ended October 31, 2006 (h)	$10.00	0.03		0.03	0.06	–	–	–	$10.06	0.60%	$1	2.23%	3.56%	2.82%	0.64%	0.00%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited) (g)	$9.61	–	(i)	(0.17)	(0.17)	(0.09)	(0.09)	0.03	$9.38	(1.50%)	$5	4.24%	(0.06%)	4.24%	1.72%	106.58%
Year Ended October 31, 2007	$10.05	0.17		(0.48)	(0.31)	(0.13)	(0.13)	–	$9.61	(3.12%)	$1	4.16%	1.70%	4.62%	1.38%	254.99%
Period Ended October 31, 2006 (h)	$10.00	0.02		0.03	0.05	–	–	–	$10.05	0.50%	$1	3.45%	2.10%	4.48%	0.64%	0.00%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited) (g)	$9.66	0.01		(0.19)	(0.18)	(0.08)	(0.08)	0.03	$9.43	(1.58%)	$1	4.26%	0.12%	4.26%	1.72%	106.58%
Year Ended October 31, 2007	$10.05	0.27		(0.58)	(0.31)	(0.08)	(0.08)	–	$9.66	(3.07%)	$1	4.05%	1.79%	4.45%	1.38%	254.99%
Period Ended October 31, 2006 (h)	$10.00	0.02		0.03	0.05	–	–	–	$10.05	0.50%	$1	3.45%	2.10%	4.53%	0.64%	0.00%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Net investment income (loss) per share is based on average shares outstanding for the period.
(h)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
(i)	The amount is less than $0.005.

See accompanying notes to financial statements.

2008 Semiannual Report 75

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Market Neutral Fund (Continued)

		Investment Activities			Distributions					Ratios / Supplemental Data

			Net Realized									Ratio of Net	Ratio of
			and									Investment	Expenses
	Net Asset		Unrealized	Total						Net Assets	Ratio of	Income	(Prior to
	Value,	Net	Gains	from	Net			Net Asset		at End of	Expenses	(Loss)	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Total	Redemption	Value,	Total	Period	to Average	to Average	to Average	Dividend	Portfolio
	of Period	Income	Investments	Activities	Income	Distributions	fees	End of Period	Return (a)(b)	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Expense (c)(e)	Turnover (f)

Class R Shares
Six Months Ended April 30, 2008 (Unaudited) (g)	$9.62	0.05	(0.21)	(0.16)	(0.10)	(0.10)	0.03	$9.39	(1.32%)	$1	3.78%	1.15%	3.79%	1.72%	106.58%
Year Ended October 31, 2007	$10.05	0.22	(0.47)	(0.25)	(0.18)	(0.18)	–	$9.62	(2.52%)	$1	3.60%	2.26%	4.06%	1.38%	254.99%
Period Ended October 31, 2006 (h)	$10.00	0.02	0.03	0.05	–	–	–	$10.05	0.50%	$1	3.09%	2.46%	3.89%	0.64%	0.00%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited) (g)	$9.62	0.08	(0.21)	(0.13)	(0.12)	(0.12)	0.03	$9.40	(1.04%)	$1	3.31%	1.62%	3.32%	1.72%	106.58%
Year Ended October 31, 2007	$10.06	0.27	(0.48)	(0.21)	(0.23)	(0.23)	–	$9.62	(2.07%)	$1	3.08%	2.79%	3.53%	1.38%	254.99%
Period Ended October 31, 2006 (h)	$10.00	0.03	0.03	0.06	–	–	–	$10.06	0.60%	$1	2.36%	3.19%	3.45%	0.64%	0.00%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited) (g)	$9.62	0.08	(0.21)	(0.13)	(0.12)	(0.12)	0.03	$9.40	(1.04%)	$12,678	3.26%	1.67%	3.26%	1.72%	106.58%
Year Ended October 31, 2007	$10.06	0.22	(0.43)	(0.21)	(0.23)	(0.23)	–	$9.62	(2.07%)	$12,801	3.03%	2.75%	3.44%	1.38%	254.99%
Period Ended October 31, 2006 (h)	$10.00	0.03	0.03	0.06	–	–	–	$10.06	0.60%	$5,030	2.24%	3.37%	3.21%	0.64%	0.00%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Net investment income (loss) per share is based on average shares outstanding for the period.
(h)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
(i)	The amount is less than $0.005.

See accompanying notes to financial statements.

76 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Small Cap Fund

		Investment Activities			Distributions					Ratios / Supplemental Data

			Net Realized													Ratio of
			and					Capital							Ratio of Net	Expenses
	Net Asset	Net	Unrealized	Total				Contributions					Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment	Gains	from	Net	Net		from		Net Asset			at End	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Investment	Realized	Total	Advisor	Redemption	Value, End	Total		of Period	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	Custodian	fees	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$22.50	– (i)	(3.81)	(3.81)	(0.05)	(4.34)	(4.39)	–	–	$14.30	(19.16%)		$421,283	1.43%	(0.02%)	1.44%	80.07%
Year Ended October 31, 2007	$21.30	0.03	2.16	2.19	(0.13)	(0.89)	(1.02)	0.02	0.01	$22.50	10.60	%(j)	$760,257	1.34%	0.16%	1.34%	214.83%
Year Ended October 31, 2006	$18.28	– (i)	5.18	5.18	(0.01)	(2.16)	(2.17)	–	0.01	$21.30	30.98%		$376,718	1.39%	(l)	1.39%	219.51%
Year Ended October 31, 2005	$15.59	(0.03)	4.65	4.62	–	(1.93)	(1.93)	–	–	$18.28	31.51%		$40,539	1.67%	(0.27%)	1.69%	292.46%
Year Ended October 31, 2004	$13.68	(0.09)	2.12	2.03	–	(0.17)	(0.17)	–	0.05	$15.59	15.33%		$23,023	1.59%	(0.55%)	(l)	341.57%
Year Ended October 31, 2003	$9.61	(0.05)	4.12	4.07	–	–	–	–	–	$13.68	42.35%		$21,198	1.59%	(0.37%)	1.70%	100.05%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$21.12	(0.06)	(3.54)	(3.60)	– (i)	(4.34)	(4.34)	–	–	$13.18	(19.43%)		$13,726	2.10%	(0.79%)	2.12%	80.07%
Year Ended October 31, 2007	$20.10	(0.12)	2.03	1.91	(0.03)	(0.89)	(0.92)	0.02	0.01	$21.12	9.81	% (j)	$20,421	2.05%	(0.56%)	2.05%	214.83%
Year Ended October 31, 2006	$17.45	(0.07)	4.87	4.80	–	(2.16)	(2.16)	–	0.01	$20.10	30.16%		$11,701	2.08%	(0.63%)	2.08%	219.51%
Year Ended October 31, 2005	$15.04	(0.12)	4.46	4.34	–	(1.93)	(1.93)	–	–	$17.45	30.72%		$2,302	2.29%	(0.88%)	2.32%	292.46%
Year Ended October 31, 2004	$13.29	(0.17)	2.04	1.87	–	(0.17)	(0.17)	–	0.05	$15.04	14.57%		$1,496	2.20%	(1.16%)	(l)	341.57%
Year Ended October 31, 2003	$9.39	(0.10)	4.00	3.90	–	–	–	–	–	$13.29	41.53%		$1,368	2.20%	(1.00%)	2.30%	100.05%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	The amount is less than $0.005.
(j)	Includes payment from the Investment Adviser which increased the total return by 0.07%.
(k)	Amount is less than $1,000.
(l)	There were no fee reductions during the period.

See accompanying notes to financial statements.

2008 Semiannual Report 77

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Small Cap Fund (Continued)

		Investment Activities			Distributions					Ratios / Supplemental Data

			Net Realized													Ratio of
			and					Capital							Ratio of Net	Expenses
	Net Asset	Net	Unrealized	Total				Contributions					Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment	Gains	from	Net	Net		from		Net Asset			at End	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Investment	Realized	Total	Advisor	Redemption	Value, End	Total		of Period	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	Custodian	fees	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$21.16	(0.06)	(3.55)	(3.61)	– (i)	(4.34)	(4.34)	–	–	$13.21	(19.44%)		$127,670	2.10%	(0.68%)	2.12%	80.07%
Year Ended October 31, 2007	$20.14	(0.12)	2.03	1.91	(0.03)	(0.89)	(0.92)	0.02	0.01	$21.16	9.79	% (j)	$242,038	2.05%	(0.56%)	2.05%	214.83%
Year Ended October 31, 2006	$17.48	(0.06)	4.87	4.81	–	(2.16)	(2.16)	–	0.01	$20.14	30.17%		$115,138	2.06%	(0.72%)	2.07%	219.51%
Year Ended October 31, 2005 (f)	$15.07	(0.17)	4.51	4.34	–	(1.93)	(1.93)	–	–	$17.48	30.67%		$5,468	2.33%	(1.00%)	2.33%	292.46%
Year Ended October 31, 2004	$13.31	(0.13)	2.01	1.88	–	(0.17)	(0.17)	–	0.05	$15.07	14.62%		$180	2.20%	(1.16%)	(l)	341.57%
Year Ended October 31, 2003	$9.41	(0.09)	3.99	3.90	–	–	–	–	–	$13.31	41.45%		$89	2.20%	(1.04%)	2.31%	100.05%

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$21.51	(0.02)	(3.62)	(3.64)	(0.04)	(4.34)	(4.38)	–	–	$13.49	(19.25%)		$7,795	1.60%	(0.40%)	1.62%	80.07%
Year Ended October 31, 2007	$20.43	(0.01)	2.05	2.04	(0.10)	(0.89)	(0.99)	0.02	0.01	$21.51	10.28	% (j)	$9,193	1.62%	(0.15%)	1.62%	214.83%
Year Ended October 31, 2006	$17.63	– (i)	4.97	4.97	(0.02)	(2.16)	(2.18)	–	0.01	$20.43	30.87%		$1,431	1.68%	(0.30%)	1.68%	219.51%
Year Ended October 31, 2005	$15.10	(0.03)	4.49	4.46	–	(1.93)	(1.93)	–	–	$17.63	31.47%		$152	1.74%	(0.25%)	1.74%	292.46%
Period Ended October 31, 2004 (g)	$14.03	(0.09)	1.11	1.02	–	–	–	–	0.05	$15.10	7.63%		$1	1.73%	(0.63%)	(l)	341.57%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	The amount is less than $0.005.
(j)	Includes payment from the Investment Adviser which increased the total return by 0.07%.
(k)	Amount is less than $1,000.
(l)	There were no fee reductions during the period.

See accompanying notes to financial statements.

78 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Small Cap Fund (Continued)

		Investment Activities			Distributions					Ratios / Supplemental Data

			Net Realized													Ratio of
			and					Capital							Ratio of Net	Expenses
	Net Asset	Net	Unrealized	Total				Contributions					Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment	Gains	from	Net	Net		from		Net Asset			at End	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Investment	Realized	Total	Advisor	Redemption	Value, End	Total		of Period	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	Custodian	fees	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$22.97	0.03	(3.90)	(3.87)	(0.08)	(4.34)	(4.42)	–	–	$14.68	(19.01%)		$22,509	1.12%	0.23%	1.13%	80.07%
Year Ended October 31, 2007	$21.72	0.08	2.19	2.27	(0.16)	(0.89)	(1.05)	0.02	0.01	$22.97	10.77	% (j)	$39,345	1.14%	0.38%	1.14%	214.83%
Year Ended October 31, 2006	$18.52	0.02	5.35	5.37	(0.02)	(2.16)	(2.18)	–	0.01	$21.72	31.64%		$11,945	1.25%	(0.04%)	1.26%	219.51%
Year Ended October 31, 2005	$15.72	0.11	4.62	4.73	–	(1.93)	(1.93)	–	–	$18.52	31.91%		$– (k)	1.49%	0.76%	1.58%	292.46%
Year Ended October 31, 2004(f)	$13.79	(0.06)	2.11	2.05	–	(0.17)	(0.17)	–	0.05	$15.72	15.43%		$7	1.45%	(0.39%)	(l)	341.57%
Year Ended October 31, 2003	$9.67	(0.02)	4.14	4.12	–	–	–	–	–	$13.79	42.61%		$18,584	1.45%	(0.35%)	1.54%	100.05%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$22.99	0.03	(3.91)	(3.88)	(0.08)	(4.34)	(4.42)	–	–	$14.69	(19.03%)		$35,734	1.10%	0.24%	1.12%	80.07%
Year Ended October 31, 2007	$21.73	0.13	2.17	2.30	(0.18)	(0.89)	(1.07)	0.02	0.01	$22.99	10.88	% (j)	$70,111	1.04%	0.36%	1.05%	214.83%
Year Ended October 31, 2006	$18.55	0.06	5.30	5.36	(0.03)	(2.16)	(2.19)	–	0.01	$21.73	31.52%		$41,396	1.06%	0.41%	1.07%	219.51%
Year Ended October 31, 2005	$15.75	0.01	4.72	4.73	–	(1.93)	(1.93)	–	–	$18.55	31.93%		$1,120	1.32%	0.12%	1.32%	292.46%
Period Ended October 31, 2004 (h)	$15.64	(0.01)	0.07	0.06	–	–	–	–	0.05	$15.75	0.70%		$120	1.20%	(0.22%)	(l)	341.57%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	The amount is less than $0.005.
(j)	Includes payment from the Investment Adviser which increased the total return by 0.07%.
(k)	Amount is less than $1,000.
(l)	There were no fee reductions during the period.

See accompanying notes to financial statements.

2008 Semiannual Report 79

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Small Cap Core Fund

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset	Net	Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment	Gains	from	Net	Net		Net Asset			at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.54	0.02	(1.33)	(1.31)	(0.03)	(0.14)	(0.17)	$9.06	(12.50%	)	$1,023	1.50%	0.69%	2.10%	54.11%
Year Ended October 31, 2007	$10.39	(0.01)	0.21	0.20	(0.05)	–	(0.05)	$10.54	1.88%		$427	1.51%	(0.17%)	2.66%	251.94%
Period Ended October 31, 2006 (f)	$10.00	– (g)	0.39	0.39	–	–	–	$10.39	3.90%		$1	1.52%	(0.38%)	2.56%	0.00%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.48	0.02	(1.35)	(1.33)	(0.01)	(0.14)	(0.15)	$9.00	(12.78%	)	$18	2.28%	0.53%	2.87%	54.11%
Year Ended October 31, 2007	$10.38	(0.07)	0.17	0.10	– (g)	–	– (g)	$10.48	0.99%		$20	2.24%	(0.84%)	3.42%	251.94%
Period Ended October 31, 2006 (f)	$10.00	(0.01)	0.39	0.38	–	–	–	$10.38	3.80%		$1	2.25%	(0.81%)	3.17%	0.00%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.48	0.04	(1.37)	(1.33)	(0.01)	(0.14)	(0.15)	$9.00	(12.78%	)	$712	2.12%	0.94%	2.84%	54.11%
Year Ended October 31, 2007	$10.38	(0.05)	0.16	0.11	(0.01)	–	(0.01)	$10.48	1.03%		$413	2.21%	(0.97%)	3.43%	251.94%
Period Ended October 31, 2006 (f)	$10.00	(0.01)	0.39	0.38	–	–	–	$10.38	3.80%		$1	2.25%	(0.81%)	3.17%	0.00%

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.50	0.04	(1.36)	(1.32)	(0.02)	(0.14)	(0.16)	$9.02	(12.63%	)	$1	1.82%	0.97%	2.31%	54.11%
Year Ended October 31, 2007	$10.39	(0.07)	0.20	0.13	(0.02)	–	(0.02)	$10.50	1.28%		$1	1.88%	(0.60%)	2.95%	251.94%
Period Ended October 31, 2006 (f)	$10.00	– (g)	0.39	0.39	–	–	–	$10.39	3.90%		$1	1.99%	(0.45%)	3.07%	0.00%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.53	0.07	(1.37)	(1.30)	(0.04)	(0.14)	(0.18)	$9.05	(12.43%	)	$1	1.26%	1.53%	1.75%	54.11%
Year Ended October 31, 2007	$10.39	– (g)	0.20	0.20	(0.06)	–	(0.06)	$10.53	1.92%		$1	1.32%	0.04%	2.39%	251.94%
Period Ended October 31, 2006 (f)	$10.00	– (g)	0.39	0.39	–	–	–	$10.39	3.90%		$1	1.27%	0.26%	2.52%	0.00%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.54	0.07	(1.36)	(1.29)	(0.04)	(0.14)	(0.18)	$9.07	(12.33%	)	$4,646	1.28%	1.53%	1.87%	54.11%
Year Ended October 31, 2007	$10.39	0.01	0.20	0.21	(0.06)	–	(0.06)	$10.54	2.02%		$5,302	1.25%	0.07%	2.31%	251.94%
Period Ended October 31, 2006 (f)	$10.00	– (g)	0.39	0.39	–	–	–	$10.39	3.90%		$5,197	1.25%	0.20%	2.27%	0.00%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
(g)	The amount is less than $0.005.

See accompanying notes to financial statements.

80 Semiannual Report 2008

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Small Cap Growth Opportunities Fund

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized										Ratio of	Ratio of
			and										Net	Expenses
	Net Asset	Net	Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment	Gains	from	Net	Net		Net Asset			at End of	Expenses	Income	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	(Loss) to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$13.50	(0.05)	(1.48)	(1.53)	–	(1.96)	(1.96)	$10.01	(12.93%	)	$461	1.60%	(0.99%)	1.74%	152.39%
Year Ended October 31, 2007	$10.66	(0.06)	3.06	3.00	–	(0.16)	(0.16)	$13.50	28.44%		$377	1.60%	(1.01%)	2.74%	321.82%
Period Ended October 31, 2006 (f)	$10.00	(0.01)	0.67	0.66	–	–	–	$10.66	6.60%		$1	1.44%	(0.54%)	2.15%	37.38%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$13.39	(0.08)	(1.47)	(1.55)	–	(1.96)	(1.96)	$9.88	(13.21%	)	$7	2.36%	(1.74%)	2.48%	152.39%
Year Ended October 31, 2007	$10.65	(0.15)	3.05	2.90	–	(0.16)	(0.16)	$13.39	27.51%		$5	2.35%	(1.74%)	3.45%	321.82%
Period Ended October 31, 2006 (f)	$10.00	(0.01)	0.66	0.65	–	–	–	$10.65	6.50%		$1	2.35%	(1.53%)	3.40%	37.38%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$13.40	(0.09)	(1.47)	(1.56)	–	(1.96)	(1.96)	$9.88	(13.29%	)	$432	2.34%	(1.77%)	2.48%	152.39%
Year Ended October 31, 2007	$10.65	(0.12)	3.03	2.91	–	(0.16)	(0.16)	$13.40	27.61%		$216	2.35%	(1.79%)	3.50%	321.82%
Period Ended October 31, 2006 (f)	$10.00	(0.01)	0.66	0.65	–	–	–	$10.65	6.50%		$1	2.35%	(1.53%)	3.40%	37.38%

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$13.44	(0.07)	(1.48)	(1.55)	–	(1.96)	(1.96)	$9.93	(13.17%	)	$1	2.06%	(1.49%)	2.26%	152.39%
Year Ended October 31, 2007	$10.66	(0.17)	3.11	2.94	–	(0.16)	(0.16)	$13.44	27.87%		$1	2.00%	(1.38%)	3.03%	321.82%
Period Ended October 31, 2006 (f)	$10.00	(0.01)	0.67	0.66	–	–	–	$10.66	6.60%		$1	2.11%	(1.18%)	3.02%	37.38%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$13.53	(0.04)	(1.48)	(1.52)	–	(1.96)	(1.96)	$10.05	(12.82%	)	$1	1.35%	(0.78%)	1.56%	152.39%
Year Ended October 31, 2007	$10.66	(0.09)	3.13	3.04	(0.01)	(0.16)	(0.17)	$13.53	28.78%		$1	1.35%	(0.73%)	2.41%	321.82%
Period Ended October 31, 2006 (f)	$10.00	– (g)	0.66	0.66	–	–	–	$10.66	6.60%		$1	1.40%	(0.47%)	2.46%	37.38%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$13.53	(0.03)	(1.49)	(1.52)	–	(1.96)	(1.96)	$10.05	(12.82%	)	$6,737	1.35%	(0.74%)	1.49%	152.39%
Year Ended October 31, 2007	$10.66	(0.09)	3.13	3.04	(0.01)	(0.16)	(0.17)	$13.53	28.78%		$6,865	1.35%	(0.72%)	2.36%	321.82%
Period Ended October 31, 2006 (f)	$10.00	– (g)	0.66	0.66	–	–	–	$10.66	6.60%		$5,432	1.35%	(0.41%)	2.35%	37.38%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
(g)	The amount is less than $0.005.

See accompanying notes to financial statements.

2008 Semiannual Report 81

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Nationwide Small Cap Value Fund

		Investment Activities			Distributions					Ratios / Supplemental Data

															Ratio of
														Ratio of Net	Expenses
			Net Realized and	Total								Net Assets		Investment	(Prior to
			Unrealized Gains	from								at End of	Ratio of Expenses	Income (Loss)	Reimbursements)
	Net Asset Value,	Net Investment	(Losses) on	Investment	Net Investment				Net Asset Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	Beginning of Period	Income (Loss)	Investments	Activities	Income	Net Realized Gains	Total Distributions	Redemption fees	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.45	0.01	(1.13)	(1.12)	(0.02)	(1.17)	(1.19)	0.01	$8.15	(11.28%	)	$245	1.58%	0.20%	2.33%	238.33%
Year Ended October 31, 2007 (f)	$10.45	0.05	0.42	0.47	(0.08)	(0.39)	(0.47)	–	$10.45	4.46%		$396	1.61%	0.43%	2.83%	665.44%
Period Ended October 31, 2006 (g)	$10.00	– (h)	0.45	0.45	–	–	–	–	$10.45	4.50%		$1	1.40%	0.13%	2.08%	194.16%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.42	(0.03)	(1.14)	(1.17)	– (h)	(1.17)	(1.17)	0.01	$8.09	(11.77%	)	$72	2.36%	(0.71%)	3.07%	238.33%
Year Ended October 31, 2007 (f)	$10.44	(0.07)	0.47	0.40	(0.03)	(0.39)	(0.42)	–	$10.42	3.78%		$86	2.31%	(0.67%)	3.57%	665.44%
Period Ended October 31, 2006 (g)	$10.00	(0.01)	0.45	0.44	–	–	–	–	$10.44	4.40%		$1	2.35%	(0.82%)	3.40%	194.16%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.43	(0.02)	(1.14)	(1.16)	–	(1.17)	(1.17)	0.01	$8.11	(11.70%	)	$335	2.26%	(0.47%)	3.06%	238.33%
Year Ended October 31, 2007 (f)	$10.44	(0.04)	0.44	0.40	(0.02)	(0.39)	(0.41)	–	$10.43	3.81%		$360	2.35%	(0.40%)	3.62%	665.44%
Period Ended October 31, 2006 (g)	$10.00	(0.01)	0.45	0.44	–	–	–	–	$10.44	4.40%		$1	2.35%	(0.82%)	3.40%	194.16%

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.46	(0.01)	(1.14)	(1.15)	(0.01)	(1.17)	(1.18)	0.01	$8.14	(11.51%	)	$1	1.85%	(0.27%)	2.49%	238.33%
Year Ended October 31, 2007 (f)	$10.45	– (h)	0.43	0.43	(0.03)	(0.39)	(0.42)	–	$10.46	4.16%		$1	1.94%	0.04%	3.00%	665.44%
Period Ended October 31, 2006 (g)	$10.00	– (h)	0.45	0.45	–	–	–	–	$10.45	4.50%		$1	2.11%	(0.47%)	3.10%	194.16%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.47	0.01	(1.13)	(1.12)	(0.03)	(1.17)	(1.20)	0.01	$8.16	(11.26%	)	$1	1.38%	0.19%	2.01%	238.33%
Year Ended October 31, 2007 (f)	$10.45	0.07	0.43	0.50	(0.09)	(0.39)	(0.48)	–	$10.47	4.84%		$1	1.32%	0.64%	2.39%	665.44%
Period Ended October 31, 2006 (g)	$10.00	– (h)	0.45	0.45	–	–	–	–	$10.45	4.50%		$1	1.41%	0.22%	2.47%	194.16%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.47	0.01	(1.13)	(1.12)	(0.03)	(1.17)	(1.20)	0.01	$8.16	(11.26%	)	$4,862	1.36%	0.25%	2.07%	238.33%
Year Ended October 31, 2007 (f)	$10.45	0.07	0.43	0.50	(0.09)	(0.39)	(0.48)	–	$10.47	4.84%		$5,477	1.35%	0.63%	2.43%	665.44%
Period Ended October 31, 2006 (g)	$10.00	– (h)	0.45	0.45	–	–	–	–	$10.45	4.50%		$5,325	1.35%	0.26%	2.35%	194.16%

(a)	Excludes sales charge.

(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from September 29, 2006 (commencement of operations) through October 31, 2006.
(h)	The amount is less than $0.005.

See accompanying notes to financial statements.

82 Semiannual Report 2008

Notes to Financial Statements
April 30, 2008 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2008, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates sixty-two (62) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the six (6) funds listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Hedged Core Equity Fund (“Hedged Core Equity”)
-	Nationwide Market Neutral Fund (“Market Neutral”)
-	Nationwide Small Cap Fund (“Small Cap”)
-	Nationwide Small Cap Core Fund (“Small Cap Core”)
-	Nationwide Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”)
-	Nationwide Small Cap Value Fund (“Small Cap Value”)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Board of Trustees’ Valuation & Operations Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” or example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the

2008 Semiannual Report 83

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agency Mortgages with the counterparty.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

84 Semiannual Report 2008

(e)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin” payments, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets.

(f)	Short Sales

During the period, Hedged Core Equity and Market Neutral engaged in short-selling of portfolio securities. The Funds are authorized to engage in short-selling of portfolio securities, which obligates the Funds to replace any security that the Funds have borrowed by purchasing the security at current market value sometime in the future. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds generally will realize a gain if the price of the security declines between these dates. Until the Funds replace the borrowed security, the Funds will maintain a segregated account with cash, U.S. government securities and/or securities held long to sufficiently cover the Funds’ short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statements of Investments for the Funds.

(g)	Securities Lending

To generate additional income, each of the Funds may lend their respective portfolio securities, up to 33 1/3% of the Fund, to brokers, dealers and other financial institutions provided that (1) the borrower delivers cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter shall require the borrower to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JPMorgan Chase Bank receives a fee based on the value of the collateral received from borrowers.

2008 Semiannual Report 85

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

Information on the investment of cash collateral is shown in the Statement of Investments.

As of April 30, 2008, the following Funds had securities with the following values on loan:

	Value of	Value of
Fund	Loaned Securities	Collateral

Small Cap	$82,202,229	$85,004,967

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)	Distributions to Shareholders

Distributions from net investment income, if any, is declared and paid quarterly. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(j)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Funds were required to implement FIN 48 in their net asset value per share (NAV) calculations on April 30, 2008. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Funds’ current financial statements. Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Funds’ taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis;

86 Semiannual Report 2008

future conclusions reached by management may be different and result in adjustments to each Fund’s NAV and financial statements.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. The method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds (as shown in the table below). NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), whose parent company is Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting subadvisers and monitoring, on an ongoing basis, the performance of Aberdeen Asset Management Inc. (“Aberdeen” or the “Subadviser”), the subadviser for the Funds. The subadviser manages each of its respective Fund’s investments and has the responsibility for making all investment decisions for the Funds. Under the terms of the Investment Advisory Agreements, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets.

For the six months ended April 30, 2008, the Funds paid investment advisory fees to NFA according to the schedule below:

Fund	Fee Schedule	Fees

Hedged Core Equity and Market Neutral	All Assets	1.25%

Small Cap	Up to $100 million	0.95%
	On $100 million and more	0.80%

Small Cap Core	Up to $500 million	0.85%
	$500 million up to $2 billion	0.75%
	$2 billion and more	0.70%

Small Cap Growth Opportunities and	Up to $500 million	0.95%
Small Cap Value	$500 million up to $2 billion	0.85%
	$2 billion and more	0.80%

From such fees, pursuant to the subadvisory agreements, NFA paid the Subadviser $1,877,070 for the six months ended April 30, 2008.

NFA and certain of the Funds have entered into written Expense Limitation Agreements that limit operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative service fees, other expenses which are capitalized in accordance with GAAP and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Funds’ business) from exceeding the amounts listed in the table below until at least May 1, 2009:

Fund	Classes	Amount

Hedged Core Equity	All Classes	1.65%

Market Neutral	All Classes	1.65%

Small Cap Core	All Classes	1.25%

Small Cap Growth Opportunities	All Classes	1.35%

Small Cap Value	All Classes	1.35%

2008 Semiannual Report 87

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

NFA may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreements at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by NFA is not permitted.

As of April 30, 2008, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by NFA would be:

	Amount	Amount	Amount	Amount
	Fiscal Year	Fiscal Year	Fiscal Year	Six Months ended
Fund	2005	2006	2007	April 30, 2008

Hedged Core Equity	N/A	$4,363	$68,763	$–

Small Cap	$3,826	–	–	–

Market Neutral	N/A	4,379	43,357	–

Small Cap Core	N/A	4,711	61,931	17,498

Small Cap Growth Opportunities	N/A	4,690	62,730	4,939

Small Cap Value	N/A	4,691	64,377	19,774

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (“NFD” or “Distributor”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of Class A, Class B, Class C, and Class R shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors Inc. (“NFSDI”). These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A shares, 1.00% for Class B and Class C shares, and 0.50% for Class R shares.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions of Class B shares made within six years of the purchase. Class C shares have a CDSC of 1% imposed on redemptions of Class C shares made within one year of purchase. For the six months ended April 30, 2008, NFD received $124,980 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $5,106 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds, and serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under this agreement are calculated based on the Trust’s average daily net assets according to the fee schedule below. The

88 Semiannual Report 2008

fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to NFM.

Combined Fee Schedule*

Up to $1 billion	0.26%

$1 billion up to $3 billion	0.19%

$3 billion up to $4 billion	0.15%

$4 billion up to $5 billion	0.08%

$5 billion up to $10 billion	0.05%

$10 billion up to $12 billion	0.03%

$12 billion or more	0.02%

*	The assets of the Nationwide Investor Destinations Aggressive, Nationwide Investor Destinations Moderately Aggressive, Nationwide Investor Destinations Moderate, Nationwide Investor Destinations Moderately Conservative and Nationwide Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”), the Nationwide Optimal Allocations Fund: Defensive, Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations Fund: Moderate Growth, Nationwide Optimal Allocations Fund: Growth, and Nationwide Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) and the Nationwide Destination 2010, Nationwide Destination 2015, Nationwide Destination 2020, Nationwide Destination 2025, Nationwide Destination 2030, Nationwide Destination 2035, Nationwide Destination 2040, Nationwide Destination 2045, Nationwide Destination 2050, and Nationwide Retirement Income Funds (collectively, the “Target Destination Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds, the Optimal Funds and the Target Destination Funds do not pay any part of this fee.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R, and Institutional Service Class shares of each of the Funds.

For the six months ended April 30, 2008, NFS received the following amounts in administrative service fees from each Fund:

Fund	Amount

Small Cap	$16,290

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Board of Trustees and the Trust, the Board of Trustees has agreed to reimburse NFA for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2008, the Funds’ portion of such costs amounted to $602.

2008 Semiannual Report 89

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

As of April 30, 2008, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

% of Shares
Outstanding
Fund	Owned

Hedged Core Equity	100%

Market Neutral	38%

Small Cap Core	73%

Small Cap Growth Opportunities	78%

Small Cap Value	88%

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the six months ended April 30, 2008, the Funds had the following contributions to capital due to collection of redemption fees:

					Institutional
					Service	Institutional
Fund	Class A	Class B	Class C	Class R	Class	Class

Market Neutral	$—	$—	$37,115	$—	$—	$—

Small Cap	51,558	25	14,075	141	6,373	1,373

Small Cap Core	17	—	1,042	—	—	—

Small Cap Growth Opportunities	296	—	536	—	—	—

Small Cap Value	1,373	—	2,060	—	—	—

For the year ended October 31, 2007, the following Funds had contributions to capital due to collection of redemption fees:

					Institutional
					Service	Institutional
Fund	Class A	Class B	Class C	Class R	Class	Class

Market Neutral	$467	$—	$282	$—	$—	$—

Small Cap	370,697	177	31,995	69	12,401	1,356

Small Cap Core	385	—	—	—	—	—

Small Cap Value	2,218	—	—	—	—	—

5. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase & Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be shown on the Statement of Operations. No compensating balances were required

90 Semiannual Report 2008

under the terms of the line of credit. The line of credit is renewed annually, expiring on June 24, 2008, with a commitment fee of 0.07% per year on $100,000,000. The Board of Trustees has approved a one-month extension beyond the date of expiration for the Funds’ current line of credit, as well as a one-year renewal to begin at the expiration of such extension. There are four (4) other lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. There were no borrowings under this line of credit during the six months ended April 30, 2008.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2008 are summarized as follows:

Fund	Purchases	Sales

Hedged Core Equity	$4,977,017	$4,825,548

Market Neutral	13,996,733	11,379,322

Small Cap	651,700,961	954,527,221

Small Cap Core	4,261,121	3,109,383

Small Cap Growth Opportunities	11,763,398	10,698,360

Small Cap Value	13,260,941	13,359,214

7. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging markets instruments are subject to certain additional credit and market risks. The yields of high yield and emerging markets debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

Risks Associated with Foreign Securities and Currencies. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

2008 Semiannual Report 91

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

8. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

9. New Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on each Fund’s financial statements and related disclosures.

10. Federal Tax Information

As of April 30, 2008, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Hedged Core Equity	$3,998,525	$275,004	$(329,162)	$(54,158)

Market Neutral	1,611,885	1,224,341	(1,388,953)	(164,612)

Small Cap	871,306,967	18,245,035	(174,787,019)	(156,541,984)

Small Cap Core	6,472,982	516,008	(586,395)	(70,387)

Small Cap Growth Opportunities	7,350,580	518,989	(234,307)	284,682

Small Cap Value	5,903,205	85,449	(696,598)	(611,149)

11. Reorganization

On November 9, 2007, the Board of Trustees of Nationwide Mutual Funds unanimously approved an Agreement and Plan of Reorganization (the “Plan”) between the Trust, on behalf of each of the Funds, and the Aberdeen Funds, a Delaware statutory trust, whereby each Fund would be reorganized into a newly-created Aberdeen Fund with a similar investment objective and policies. It is anticipated by the Board of Trustees of Nationwide Mutual Funds that Aberdeen Asset Management Inc. (“Aberdeen”) would serve as investment adviser to each such new Aberdeen Fund. On

92 Semiannual Report 2008

December 12, 2007, the Board of Trustees of the Aberdeen Funds approved the Plan and also approved the appointment of Aberdeen Asset Management Inc. (“Aberdeen”) as investment adviser to each new Aberdeen Fund. Currently, Aberdeen serves as subadviser to each of the Funds. Accordingly, it is also anticipated that each Fund’s portfolio manager would remain the same.

On May 5, 2008, shareholders of Hedged Core Equity, Market Neutral, Small Cap Core, Small Cap Growth Opportunities, and Small Cap Value approved the Plan. The Special Meeting of the Shareholders of Small Cap, originally scheduled to be held on May 5, 2008, was adjourned until June 6, 2008 to permit the solicitation of additional votes.

Voting Results

The voting results of each of the Funds on the proposal is presented below:

	Shares	Shares
	Voted	Voted	Shares	Broker
Fund	For	Against	Abstained	Non-Votes	Total

Nationwide Hedged Core Equity	524,021	0	0	0	524,021

Nationwide Market Neutral	1,439,609	22	7,305	0	1,446,936

Nationwide Small Cap Core	521,577	0	0	0	521,577

Nationwide Small Cap Growth Opportunities	614,396	1,142	0	0	615,538

Nationwide Small Cap Value	615,904	0	0	0	615,904

On June 6, 2008, a Special Meeting of Shareholders was held at which the shareholders of Nationwide Small Cap were asked to approve the Plan.

Voting Results

The voting results of the Nationwide Small Cap Fund on the proposal is presented below:

	Shares	Shares
	Voted	Voted	Shares	Broker
Fund	For	Against	Abstained	Non-Votes	Total

Nationwide Small Cap	21,207,432	746,178	1,711,111	2,969,243	26,633,963

The closing date of the Reorganization and implementation of the Plan is scheduled to occur on June 23, 2008.

2008 Semiannual Report 93

Management Information
(Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of
	Position(s) Held		Portfolios in the
	with the Trust		Nationwide Fund	Other
Name, Address	and Length of	Principal Occupation(s)	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	120	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting group) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	120	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	120	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST, a global management consulting firm.	120	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	120	None

94 Semiannual Report 2008

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of
	Position(s) Held		Portfolios in the
	with the Trust		Nationwide Fund	Other
Name, Address	and Length of	Principal Occupation(s)	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 - 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	120	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts; Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation .	120	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004[4]	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	120	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	120	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFA, the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, are wholly-owned subsidiaries of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.
4	Mr. McCarthy resigned from the Board of Trustees as of April 2, 2008.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2008 Semiannual Report 95

Management Information (Continued)
(Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of
	Position(s) Held		Portfolios in the
	with the Trust and	Principal	Nationwide Fund	Other Directorships
Name, Address	Length of Time	Occupation(s)	Complex Overseen by	Held by
and Year of Birth	Served[1]	During Past 5 Years	Trustee	Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	120	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

Stephen T. Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer since January 2008[4]
Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA, [2] Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007
Mr. Finelli is the Principal Financial Officer and Senior Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]
			N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

96 Semiannual Report 2008

Number of
	Position(s) Held		Portfolios in the
	with the Trust and	Principal	Nationwide Fund	Other Directorships
Name, Address	Length of Time	Occupation(s)	Complex Overseen by	Held by
and Year of Birth	Served[1]	During Past 5 Years	Trustee	Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007). [2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008
Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008). [2] From January 2006 through April 2007, Mr. Butler was Vice President - Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President - Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006
			N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. Prior to that, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2008 Semiannual Report 97

Supplemental Information (Unaudited)

A. Renewal of Advisory (and Sub-advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreement”) with its investment advisers and, as applicable, sub-advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

On December 4, 2007, the Independent Trustees met in person with their independent legal counsel (“Independent Legal Counsel”) to consider information provided by the Adviser and others to assist the Trustees in considering whether to renew the Advisory Agreement for a one year term beginning May 1, 2008. Immediately following the meeting, all Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to consider such matters, and to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the December 4, 2007 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations.

In preparation for the December 4, 2007 meeting, the Trustees were provided, at the request of the Trustees, with a wide range of information to assist in their deliberations, including (i) reports from Lipper Inc. describing, on a Fund-by-Fund basis, each Fund’s (a) performance rankings (where “first quintile” denotes the best performance) (over multiple years ended September 30, 2007) compared with performance groups and performance universes created by Lipper (and in some cases, customized peer groups created by the Adviser) of similar or peer group funds, and (b) expense rankings (where “first quintile” denotes the lowest fees and expenses) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds; (ii) information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2007) compared with the Fund’s benchmark and Lipper categories; (iii) for Funds under “close review,” copies of letters from Adviser to the portfolio manager of each such Fund, together with the portfolio manager’s written response describing the reasons for the Fund’s underperformance, (iv) information from the Adviser describing, on a Fund-by-Fund basis, performance for the months of October and November, 2007, and annual performance for the year ended November 30, 2007, (v) reports from the Adviser describing, on a Fund-by-Fund basis, the Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of the Adviser’s methodology in calculating its profitability, (vi) information from the Adviser describing, on a Fund-by-Fund basis, any fees paid to the Adviser for managing similar, non-affiliated institutional accounts, including the range of fee levels for such accounts, and (vii) information from the Adviser describing ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the December 4, 2007 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel and Independent Legal Counsel, among other things, the information described above, and information regarding: (i) the nature, extent and quality of services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of each Fund and the Adviser, (iii) the costs of the services provided by the Adviser under the Advisory Agreement and the profits realized by the Adviser thereunder, (iv) the extent to which economies of scale may be present and, if so, whether they are being shared with the Fund’s shareholders, (v) comparisons of the Adviser’s fees under the Advisory Agreement with investment advisory fees paid by a peer group of funds and those paid by non-affiliated institutional clients to the Adviser for managing similar accounts, and (vi) any ancillary benefits inuring to the Adviser and its affiliates as a result of being investment adviser for the Trust. The Trustees also

98 Semiannual Report 2008

considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; the financial condition and stability of the Adviser; the terms of each Advisory Agreement; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the December 4, 2007 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions at the contract approval meeting of the Board of Trustees to be held on January 10, 2008.

At the January 10, 2008 meeting of the Board of Trustees of the Trust, the Board received and considered information provided by the Adviser in follow-up from the December 4, 2007 Board meeting and, after consulting among themselves, and with the Adviser, Trust counsel and Independent Legal Counsel, concluded unanimously to renew the Advisory Agreement for the reasons set forth in the following section. In determining whether to renew the Advisory Agreements for the Fund, the Board ultimately reached a determination, with the assistance of Trust counsel and Independent Legal Counsel, that the renewal of the Advisory Agreement and the compensation to be received by the Adviser under the Advisory Agreement is consistent with the Board’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board in reaching its determination is aware that shareholders of the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors, and that the Fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other public disclosures, have chosen to invest in this Fund, managed by the Adviser.

Nationwide Hedged Core Equity Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that, although the Fund’s performance had been disappointing, the Fund recently had been launched and the underperformance had been a result of the quantitative investment style of the manager. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to improve performance of this recently-launched Fund, and, based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was low. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were higher than the median, primarily as a result of this Fund recently being launched. The Adviser agreed to maintain the expense cap of 165 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

2008 Semiannual Report 99

Supplemental Information (Unaudited) (Continued)

Nationwide Market Neutral Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that, although the Fund’s performance had been disappointing, the Fund recently had been launched and the underperformance had been a result of the quantitative investment style of the manager. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to improve performance of this recently-launched Fund, and, based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was at the median of the peer group. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were higher, primarily as a result of this Fund recently being launched and the accounting treatment of “short sale dividend expense.” The Adviser agreed to maintain the expense cap at 165 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide Small Cap Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s performance had been good in all periods. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to maintain performance, and, based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was higher, but within the range of the peer group, and the fees were justified by the strong performance of the Fund. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were below the median. Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

100 Semiannual Report 2008

Nationwide Small Cap Core Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that, although the Fund’s performance had been disappointing, the Fund recently had been launched, with a limited performance history, and all of the assets in the Fund are seed capital. The Trustees found that the Fund’s performance recently had shown improvement. The Trustees found that the Fund is quantitatively-managed, and this investment style had struggled in the current market environment. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to improve performance, and, based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was low. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were slightly above the median, and the Adviser had agreed to maintain the expense cap at 125 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide Small Cap Growth Opportunities Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s performance had been good, and that the Fund recently had been launched, with a limited performance history, and all of the assets in the Fund are seed capital. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to maintain performance, and, based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was low. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were below the median, and the Adviser had agreed to maintain the expense cap at 135 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

2008 Semiannual Report 101

Supplemental Information (Unaudited) (Continued)

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

Nationwide Small Cap Value Fund

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser and subadviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser and subadviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund’s performance had been disappointing, but the Fund recently had been launched, with a limited performance history, and all of the assets in the Fund are seed capital. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser and subadviser to improve performance, and, based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee compared with peer group funds was low. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were below the median, and the Adviser agreed to maintain the expense cap at 135 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement and Subadvisory Agreement with respect to the Fund should be renewed.

102 Semiannual Report 2008

SemiannualReport
April 30, 2008 (Unaudited)

Contents

1	Message to Shareholders

Target Destination Funds
4	Nationwide Destination 2010 Fund
10	Nationwide Destination 2015 Fund
16	Nationwide Destination 2020 Fund
22	Nationwide Destination 2025 Fund
28	Nationwide Destination 2030 Fund
34	Nationwide Destination 2035 Fund
40	Nationwide Destination 2040 Fund
46	Nationwide Destination 2045 Fund
52	Nationwide Destination 2050 Fund
58	Nationwide Retirement Income Fund

93	Notes to Financial Statements

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders
April 30, 2008

Dear Shareholder:

As I write this letter to accompany our semiannual reports, it’s clear that the markets and the economy have continued to create significant headwinds for investors. With skyrocketing fuel prices, fallout from the subprime mortgage crisis, a sharp decline in the relative value of the U.S. dollar and renewed fears about economic recession, challenging conditions abound for investors and money managers alike.

Market Review

To give you some market context, the major stock-market indexes performed poorly during the six-month reporting period that ended April 30, 2008. Large-capitalization stocks fell sharply as the Standard & Poor’s 500® (S&P 500) Index registered -9.64% for the reporting period. No relief was in sight in the growth or value segments of the market; the Russell 1000® Growth Index and the Russell 1000® Value Index registered -9.28% and -9.83%, respectively. The reporting period ended on a note of optimism, however, as each of these equity indexes posted positive returns for the month ended April 30, 2008: 4.87% for the S&P 500 Index, 5.25% for the Russell 1000® Growth Index and 4.87% for the Russell 1000® Value Index.

The bond markets offered some degree of comfort during the reporting period as the Lehman Brothers (LB) Aggregate Index recorded a 4.08% return, but yields are still significantly below where they were just one year ago.

The rocky markets continue to serve as a stark reminder that sometimes the most prudent defense against market risk may be to diversify across many different asset classes. With Nationwide Fundssm, investors have access to fund choices that include a variety of asset classes and investment styles, and the subadvisers of each fund skillfully navigate the challenges they face in their own particular ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Funds portfolios contributed commentaries to this semiannual report. In these commentaries, the managers describe the circumstances and market conditions they encountered throughout the semiannual reporting period, and they explain the investment strategies they employed in response.

Award-Winning Fund Family

In more positive news, we were gratified to learn that Nationwide Funds Groupsm (NFG) was recognized as the “Best Fixed Income Fund Family” in the small fund company category at the annual Lipper Fund Awards ceremony held recently in New York City. NFG ranked first out of 73 fund families with less than $28 billion in total net assets during the three-year period ended December 31, 2007. In addition, three Nationwide® mutual funds received Lipper Fund Awards for their category-leading performance.

We’re proud to be acknowledged by Lipper for the strong performance of our mutual funds, and we congratulate and thank our fixed-income subadvisers — Nationwide Asset Management, LLC and Morley Capital Management, Inc. — for their vital contributions. While winning awards is not our primary goal, doing so is one way to validate our mission to help investors pursue their financial goals by selecting the best possible managers for each investment style.

Once again we thank you for entrusting your assets to NFG, and we wish you all the best for the remainder of 2008.

Sincerely,

Stephen T. Grugeon
Chief Operating Officer and Interim President
Nationwide Funds Group

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

The Fixed Income: Small category included 73 fund families with less than $28 billion in total net assets.

Lipper determined the award winner by averaging the decile rank of the three-year Consistent Return scores for all of the funds within the eligible group. The fund family with the lowest average decile rank received the award. The first decile is considered the best ranking and the tenth decile is considered the worst.

Consistent Return is a quantitative metric that incorporates two characteristics: risk adjusted return and the strength of the fund’s performance trend. Consistent Return reflects

2008 Semiannual Report 1

funds’ historical risk-adjusted returns, adjusted for volatility, relative to peers.

Current performance may be either higher or lower than the performance used to determine the award. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

The Nationwide Target Destination Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide Target Destination Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Day-to-day market activity will likely cause a Fund’s asset allocations to fluctuate. Under ordinary circumstances, the Adviser will periodically rebalance the assets of each Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class allocations are subject to change at any time and without notice. For more information, refer to the Funds’ prospectus.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility. Funds that concentrate on specific sectors, such as commodities or REITs, are subject to greater volatility than that of other mutual funds. International investing involves additional risks, including currency fluctuations, differences in accounting standards, economic and political instability, illiquidity and higher trading costs, and differences in foreign regulations, all of which are magnified in emerging markets. High-yield funds typically are subject to greater risk and price volatility than funds that invest in higher-rated debt securities.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Dow Jones (DJ) Target Date Indexes: This series of unmanaged, portfolio-based, asset-class-weighted indexes consists of composites of subindexes that represent the three major asset classes — stocks, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target-date index, and Lehman Brothers subindexes represent the bond and cash components.

Dow Jones (DJ) Wilshire 5000 Composite Index: An unmanaged, market capitalization-weighted index of all U.S.-headquartered equity securities with available pricing data that is representative of the performance of the broad U.S. equity market.

Lehman Brothers (LB) U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 1000® Index: An unmanaged index that measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the largest 3,000 U.S. companies, based on market capitalization.

Russell Midcap® Index: An unmanaged index that represents the mid-capitalization segment of the U.S. equity universe; comprises the smallest 800 U.S. companies in the Russell 1000® Index, which measures the performance of the largest 1,000 U.S. companies, based on market capitalization.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

2 Semiannual Report 2008

S&P 500/Citigroup Growth Index: A broad, unmanaged, market capitalization-weighted index that includes those S&P 500® Index stocks with growth characteristics, based on an average score of three risk factors for measuring growth stocks (constitutes about 33% of the S&P 500 Index’s total market cap); also includes 20% to 80% of the market cap of S&P 500 Index stocks not in a pure style basket (constitutes about 34% of the S&P 500 Index’s total market cap). This index is in Standard & Poor’s new Style Index series and replaced the S&P 500/Barra Growth Index on Dec. 16, 2005.

S&P 500/Citigroup Value Index: A broad, unmanaged, market capitalization-weighted index that includes those S&P 500® Index stocks with value characteristics, based on an average score of four risk factors for measuring value stocks (constitutes about 33% of the S&P 500 Index’s total market cap); also includes 20% to 80% of the market cap of S&P 500 Index stocks not in a pure style basket (constitutes about 34% of the S&P 500 Index’s total market cap). This index is in Standard & Poor’s new Style Index series and replaced the S&P 500/Barra Value Index on Dec. 16, 2005.

Standard & Poor’s MidCap 400 (S&P 400) Index: An unmanaged index that measures the performance of the stocks of 400 medium-sized U.S. companies.

Standard & Poor’s SmallCap 600 (S&P 600) Index: An unmanaged, market capitalization-weighted index that measures the performance of the stocks of 600 small-sized U.S. companies (those with a market cap of $300 million to $2.0 billion).

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. High double-digit returns are unusual and may not be sustained. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Sales charge and fee information:
Nationwide Destination 2010 Fund
Nationwide Destination 2015 Fund
Nationwide Destination 2020 Fund
Nationwide Destination 2025 Fund
Nationwide Destination 2030 Fund
Nationwide Destination 2035 Fund
Nationwide Destination 2040 Fund
Nationwide Destination 2045 Fund
Nationwide Destination 2050 Fund
Nationwide Retirement Income Fund

The Funds have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report. Views expressed within are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of each Fund’s portfolio holdings can be found on the Trust’s internet site nationwidefunds.com.

Ibbotson Associates Advisors LLC is a registered investment advisor and wholly owned subsidiary of Morningstar, Inc.

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwidefunds.com. Please read it carefully before investing any money.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with Ibbotson Associates.

2008 Semiannual Report 3

Nationwide Destination 2010 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Destination 2010 Fund (Class A at NAV) registered -3.19% versus 0.11% for its benchmark, the Dow Jones (DJ) Target 2010 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target 2010 Funds (consisting of 168 funds as of April 30, 2008) was -4.42% for the same time period.

Can you describe the market environment during the reporting period?

Despite rallying during April, U.S. equities generally lost ground during the six-month reporting period amid continued weakness in the housing and mortgage markets, steadily rising commodity prices and increasing fears of economic recession. The broad-market Standard & Poor’s 500® (S&P 500) Index registered -9.64%. Shares of large-capitalization growth companies outperformed large-cap value stocks, with the S&P 500/Citigroup Growth Index registering -7.75% versus -11.55% for the S&P 500/Citigroup Value Index.

Shares of mid-cap companies outperformed their large- and small-cap counterparts, with the S&P MidCap 400 Index registering -6.95% versus the respective -9.64% and -11.60% registered by the S&P 500 Index and the S&P SmallCap 600 Index. Small-capitalization stocks were hit especially hard during the reporting period, as evidence pointing to a recession continued to accumulate and investors turned defensive. Amid this cautious environment, small caps — particularly those with significant debt — and other riskier assets were sold aggressively, regardless of their fundamental underpinnings.

International equity markets generally finished in negative territory during the reporting period, with the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index registering -9.21%. International stocks, however, modestly outperformed shares of U.S. companies, and developed foreign markets performed slightly better than their emerging-market counterparts, with the MSCI Emerging Markets IndexSM registering -10.18% for the reporting period. In developed markets, the United Kingdom, Japan, and Germany — which make up about half of the MSCI EAFE Index — registered -12.28%, -6.70%, and -7.20%, respectively.

Within the volatile environment that prevailed during the reporting period, U.S. fixed-income markets managed to finish in positive territory. The broad-market Lehman Brothers (LB) U.S. Aggregate Index gained 4.08% during the reporting period. Investors favored less risky fixed-income issues during the reporting period. This flight to quality had a positive effect on U.S. Treasury, Government, and Agency securities, which recorded respective gains of 5.90%, 5.60%, and 5.10%.

The Federal Reserve Board cut the target federal funds rate in five increments totaling 250 basis points, or 2.50%, moving from 4.50% to 2.00% between December 11, 2007, and April 30, 2008. The U.S. Treasury yield curve (a plotted graph line of the yields or interest rates on long-term and short-term maturity bonds) began the reporting period with a positive slope (i.e., long-term yields were higher than short-term yields). During the reporting period, interest rates moved lower across the yield curve, which steepened as the decline in short-term yields significantly outpaced that of yields in the long end.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the Barclays iShares Lehman TIPS Bond Fund and the Credit Suisse Commodity Strategy Return Fund (with allocations of approximately 12% and 4%, respectively) were the two most positive contributors to the Fund’s overall return, gaining 6.86% and 14.22%, respectively.

What areas detracted from Fund performance?

The Fund’s two largest positions proved to be the greatest detractors from overall Fund performance during the reporting period: the Nationwide S&P 500 Index Fund, with an approximate allocation of 25%, registered -9.73%; and the Nationwide International Index Fund, with an approximate allocation of 13%, registered -9.96%.

What is your outlook for the near term?

Within the past year, U.S. corporate earnings growth has slowed considerably. Significant weakness in the earnings of financials-sector companies around the globe has been offset by a less-downbeat picture in other sectors. Indeed, a key theme in the earnings reports for the first quarter of 2008 was the extent to which corporate earnings outside of the financials sector held up, delivering some positive earnings surprises. Given higher commodity prices and a very slight reacceleration in the core inflation rate in recent months, together with firm producer prices,

4 Semiannual Report 2008

inflationary concerns have surfaced despite weak economic growth. We continue to believe that inflationary pressures will ease during this year because commodity price inflation is unlikely to persist at the same pace. In addition, significant excess capacity is likely to emerge as the economy remains weak, and inflationary pressures are evident only in concentrated pockets.

The Target Destination Funds were designed as a range of broadly diversified asset-allocation solutions for investors either in retirement or with expected retirement dates extending out as far as the year 2050. Each of the Funds is structured as a “fund of funds” that invests in as many as 14 asset classes that represent a wide swath of the investment spectrum. By combining underlying investments in asset classes that behave differently under various market conditions, we believe it is possible for these Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe this particular Fund’s blend of fixed-income-oriented allocations, as well as equity-oriented allocations, positions the Fund well to deliver the potential for solid, risk-adjusted returns for an investor over the medium-to-long-term.

The table below lists the target allocation for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

Nationwide Destination 2010 Fund
Performance of Underlying Investments for the Six Months-Ended April 30, 2008

		Target	Six-Month
Asset Classes	Underlying Investment	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	25%	-9.73%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	9%	-7.10%

Small-Cap Stocks	Nationwide Small Cap Index Fund	4%	-13.17%

International Stocks	Nationwide International Index Fund	13%	-9.96%

Emerging Market Stocks	Vanguard Emerging Markets Fund	2%	-11.25%

US REITs	Vanguard REIT ETF	1%	-6.87%

International REITs	SPDRs DJ Wilshire International Real Estate ETF	1%	-14.09%

Commodities	Credit Suisse Commodity Strategy Return Fund	4%	14.22%

International Bonds	Oppenheimer International Bond Fund	5%	6.52%

High Yield Bonds	T. Rowe Price Institutional High Yield Bond Fund	2%	-1.58%

Intermediate-Term Bonds	Nationwide Bond Index Fund	12%	3.88%

Inflation-Protected Bonds	iShares Lehman U.S. Treasury Inflation Protected Securities Fund	12%	6.85%

Short-Term Bonds	Vanguard Short Term Bond ETF	8%	4.28%

Money Market Instruments	Nationwide Money Market Fund	2%	1.77%

*	Fund target allocations are as of April 30, 2008.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

2008 Semiannual Report 5

Fund Performance	Nationwide Destination 2010 Fund

Average Annual Total Return
(For periods ended April 30, 2008)

				Gross	Net
		Six		Expense	Expense
		Month*	Inception[1]	Ratio**	Ratio**

Class A	w/o SC5	-3.19%	2.37%	1.32%	1.15%
	w/SC3	-8.86%	-3.66%

Class C	w/o SC5	-3.53%	1.88%	1.82%	1.65%
	w/SC4	-4.48%	0.88%

Class R1[2]		-3.54%	1.87%	1.72%	1.55%

Class R2[2]		-3.30%	2.15%	1.57%	1.40%

Institutional Service Class[2]		-3.29%	2.29%	1.07%	0.90%

Institutional Class[2]		-3.03%	2.59%	0.82%	0.65%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not Annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2010 Fund, the Dow Jones Target 2010 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Lehman Brothers subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6 Semiannual Report 2008

Shareholder	Nationwide Destination 2010 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 —	11/01/07 —
Nationwide Destination 2010 Fund			11/01/07	04/30/08	04/30/08(a)(b)	04/30/08(a)(b)

Class A Shares	Actual		1,000.00	968.10	4.06	0.83
	Hypothetical	(c)	1,000.00	1,020.74	4.17	0.83

Class C Shares	Actual		1,000.00	964.70	6.64	1.36
	Hypothetical	(c)	1,000.00	1,018.10	6.82	1.36

Class R1 Shares	Actual		1,000.00	964.60	6.01	1.23
	Hypothetical	(c)	1,000.00	1,018.75	6.17	1.23

Class R2 Shares	Actual		1,000.00	967.00	5.28	1.08
	Hypothetical	(c)	1,000.00	1,019.49	5.42	1.08

Institutional Service Class Shares	Actual		1,000.00	967.10	3.52	0.72
	Hypothetical	(c)	1,000.00	1,021.28	3.62	0.72

Institutional Class Shares	Actual		1,000.00	969.70	1.62	0.33
	Hypothetical	(c)	1,000.00	1,023.22	1.66	0.33

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(c)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 7

Portfolio Summary	Nationwide Destination 2010 Fund
April 30, 2008 (Unaudited)

Asset Allocation

Mutual Funds	76.6%
Exchange Traded Funds	23.4%

100.0%

Top Industries

Equity Funds	57.5%
Fixed Income Funds	38.5%
Real Estate Investment Trusts (REITs)	2.0%
Money Market Funds	2.0%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	23.9%
Nationwide International Index Fund, Institutional Class	13.8%
Nationwide Bond Index Fund, Institutional Class	12.2%
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	11.5%
Nationwide Mid Cap Market Index Fund, Institutional Class	9.7%
Vanguard Short-Term Bond	7.8%
Oppenheimer International Bond Fund, Class Y	5.0%
Nationwide Small Cap Index Fund, Institutional Class	4.2%
Credit Suisse Commodity Return Strategy Fund	3.8%
T. Rowe Price High Yield Bond Fund	2.1%
Other	6.0%

100.0%

8 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Destination 2010 Fund

Mutual Funds (76.6%)
	Shares	Value

Equity Funds (55.4%)
Credit Suisse Commodity Return Strategy Fund	12,152	$165,027
Nationwide International Index Fund, Institutional Class (a)	55,704	604,943
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	29,188	428,185
Nationwide S&P 500 Index Fund, Institutional Class (a)	90,552	1,052,210
Nationwide Small Cap Index Fund, Institutional Class (a)	16,660	184,588

		2,434,953

Fixed Income Funds (19.2%)
Nationwide Bond Index Fund, Institutional Class (a)	48,785	534,677
Oppenheimer International Bond Fund, Class Y	33,160	219,854
T. Rowe Price High Yield Bond Fund	9,711	92,156

		846,687

Money Market Fund (2.0%) (a)
Nationwide Money Market Fund, Institutional Class	89,116	89,116

Total Mutual Funds		3,370,756

Exchange Traded Funds (23.4%)
	Shares	Value

Equity Fund (2.1%)
Vanguard Emerging Markets	897	$91,619

Fixed Income Funds (19.3%)
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	4,727	506,309
Vanguard Short-Term Bond	4,360	340,734

		847,043

Real Estate Investment Trusts (REITs) (2.0%)
SPDR Dow Jones Wilshire International Real Estate Fund	814	45,153
Vanguard REIT Fund	676	44,866

		90,019

Total Exchange Traded Funds		1,028,681

Total Investments (Cost $4,357,364) (b) — 100.0%		4,399,437

Liabilities in excess of other assets — 0.0%		(1,984)

NET ASSETS — 100.0%		$4,397,453

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Semiannual Report 9

Nationwide Destination 2015 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Destination 2015 Fund (Class A at NAV) registered -3.89% versus -2.52% for its benchmark, the Dow Jones (DJ) Target 2015 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target 2020 Funds (consisting of 253 funds in the 2011 to 2020 target date range) as of April 30, 2008) was -6.53% for the same time period.

Can you describe the market environment during the reporting period?

Despite rallying during April, U.S. equities generally lost ground during the six-month reporting period amid continued weakness in the housing and mortgage markets, steadily rising commodity prices and increasing fears of economic recession. The broad-market Standard & Poor’s 500® (S&P 500) Index registered -9.64%. Shares of large-capitalization growth companies outperformed large-cap value stocks, with the S&P 500/Citigroup Growth Index registering -7.75% versus -11.55% for the S&P 500/Citigroup Value Index.

Shares of mid-cap companies outperformed their large- and small-cap counterparts, with the S&P MidCap 400 Index registering -6.95% versus the respective -9.64% and -11.60% registered by the S&P 500 Index and the S&P SmallCap 600 Index. Small-capitalization stocks were hit especially hard during the reporting period, as evidence pointing to a recession continued to accumulate and investors turned defensive. Amid this cautious environment, small caps — particularly those with significant debt — and other riskier assets were sold aggressively, regardless of their fundamental underpinnings.

International equity markets generally finished in negative territory during the reporting period, with the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index registering -9.21%. International stocks, however, modestly outperformed shares of U.S. companies, and developed foreign markets performed slightly better than their emerging-market counterparts, with the MSCI Emerging Markets IndexSM registering -10.18% for the reporting period. In developed markets, the United Kingdom, Japan, and Germany — which make up about half of the MSCI EAFE Index — registered -12.28%, -6.70%, and -7.20%, respectively.

Within the volatile environment that prevailed during the reporting period, U.S. fixed-income markets managed to finish in positive territory. The broad-market Lehman Brothers (LB) U.S. Aggregate Index gained 4.08% during the reporting period. Investors favored less risky fixed-income issues during the reporting period. This flight to quality had a positive effect on U.S. Treasury, Government, and Agency securities, which recorded respective gains of 5.90%, 5.60%, and 5.10%.

The Federal Reserve Board cut the target federal funds rate in five increments totaling 250 basis points, or 2.50%, moving from 4.50% to 2.00% between December 11, 2007, and April 30, 2008. The U.S. Treasury yield curve (a plotted graph line of the yields or interest rates on long-term and short-term maturity bonds) began the reporting period with a positive slope (i.e., long-term yields were higher than short-term yields). During the reporting period, interest rates moved lower across the yield curve, which steepened as the decline in short-term yields significantly outpaced that of yields in the long end.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the Barclays iShares Lehman TIPS Bond Fund and the Credit Suisse Commodity Strategy Return Fund (with allocations of approximately 11% and 4%, respectively) were the two most positive contributors to the Fund’s overall return, gaining 6.85% and 14.22%, respectively.

What areas detracted from Fund performance?

The Fund’s two largest positions proved to be the greatest detractors from overall Fund performance during the reporting period: the Nationwide S&P 500 Index Fund, with an approximate allocation of 25%, registered -9.73%; and the Nationwide International Index Fund, with an approximate allocation of 15%, registered -9.96%.

What is your outlook for the near term?

Within the past year, U.S. corporate earnings growth has slowed considerably. Significant weakness in the earnings of financials-sector companies around the globe has been offset by a less-downbeat picture in other sectors. Indeed, a key theme in the earnings reports for the first quarter of 2008 was the extent to which corporate earnings outside of the financials sector held up, delivering some positive earnings surprises. Given higher commodity prices and a very slight reacceleration in the core inflation rate in recent months, together with firm producer prices, inflationary concerns have surfaced despite weak

10 Semiannual Report 2008

economic growth. We continue to believe that inflationary pressures will ease during this year because commodity price inflation is unlikely to persist at the same pace. In addition, significant excess capacity is likely to emerge as the economy remains weak, and inflationary pressures are evident only in concentrated pockets.

The Target Destination Funds were designed as a range of broadly diversified asset-allocation solutions for investors either in retirement or with expected retirement dates extending out as far as the year 2050. Each of the Funds is structured as a “fund of funds” that invests in as many as 14 asset classes that represent a wide swath of the investment spectrum. By combining underlying i nvestments in asset classes that behave differently under various market conditions, we believe it is possible for these Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe this particular Fund’s blend of fixed-income-oriented allocations, as well as equity-oriented allocations, positions the Fund well to deliver the potential for solid, risk-adjusted returns for an investor over the long-term.

The table below lists the target allocation for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

Nationwide Destination 2015 Fund
Performance of Underlying Investments for the Six Months-Ended April 30, 2008

		Target	Six-Month
Asset Classes	Underlying Investment	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	25%	-9.73%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	9%	-7.10%

Small-Cap Stocks	Nationwide Small Cap Index Fund	5%	-13.17%

International Stocks	Nationwide International Index Fund	15%	-9.96%

Emerging Market Stocks	Vanguard Emerging Markets Fund	2%	-11.25%

US REITs	Vanguard REIT ETF	1%	-6.87%

International REITs	SPDRs DJ Wilshire International Real Estate ETF	1%	-14.09%

Commodities	Credit Suisse Commodity Strategy Return Fund	4%	14.22%

International Bonds	Oppenheimer International Bond Fund	4%	6.52%

High Yield Bonds	T. Rowe Price Institutional High Yield Bond Fund	1%	-1.58%

Intermediate-Term Bonds	Nationwide Bond Index Fund	14%	3.88%

Inflation-Protected Bonds	iShares Lehman U.S. Treasury Inflation Protected Securities Fund	11%	6.85%

Short-Term Bonds	Vanguard Short Term Bond ETF	7%	4.28%

Money Market Instruments	Nationwide Money Market Fund	1%	1.77%

*	Fund target allocations are as of April 30, 2008.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuat e, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

2008 Semiannual Report 11

Fund Performance	Nationwide Destination 2015 Fund

Average Annual Total Return
(For periods ended April 30, 2008)

				Gross	Net
		Six		Expense	Expense
		Month*	Inception[1]	Ratio**	Ratio**

Class A	w/o SC5	-3.89%	1.82%	1.31%	1.14%
	w/SC3	-9.51%	-4.17%

Class C	w/o SC5	-4.05%	1.52%	1.81%	1.64%
	w/SC4	-5.00%	0.52%

Class R1[2]		-4.02%	1.56%	1.71%	1.54%

Class R2[2]		-3.98%	1.72%	1.56%	1.39%

Institutional Service Class[2]		-3.76%	1.99%	1.06%	0.89%

Institutional Class[2]		-3.50%	2.29%	0.81%	0.64%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2015 Fund, Dow Jones Target 2015 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Lehman Brothers subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

12 Semiannual Report 2008

Shareholder	Nationwide Destination 2015 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 —	11/01/07 —
Nationwide Destination 2015 Fund			11/01/07	04/30/08	04/30/08(a)(b)	04/30/08(a)(b)

Class A Shares	Actual		1,000.00	961.10	4.05	0.83
	Hypothetical	(c)	1,000.00	1,020.74	4.17	0.83

Class C Shares	Actual		1,000.00	959.50	6.53	1.34
	Hypothetical	(c)	1,000.00	1,018.20	6.72	1.34

Class R1 Shares	Actual		1,000.00	959.80	5.99	1.23
	Hypothetical	(c)	1,000.00	1,018.75	6.17	1.23

Class R2 Shares	Actual		1,000.00	960.20	5.26	1.08
	Hypothetical	(c)	1,000.00	1,019.49	5.42	1.08

Institutional Service Class Shares	Actual		1,000.00	962.40	2.88	0.59
	Hypothetical(c	)	1,000.00	1,021.93	2.97	0.59

Institutional Class Shares	Actual		1,000.00	965.00	1.61	0.33
	Hypothetical	(c)	1,000.00	1,023.22	1.66	0.33

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(c)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 13

Portfolio Summary	Nationwide Destination 2015 Fund
April 30, 2008 (Unaudited)

Asset Allocation

Mutual Funds	78.6%
Exchange Traded Funds	21.2%
Other Assets in excess of liabilities	0.2%

100.0%

Top Industries

Equity Funds	61.0%
Fixed Income Funds	35.8%
Real Estate Investment Trusts (REITs)	2.0%
Money Market Fund	1.0%
Other	0.2%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	25.0%
Nationwide International Index Fund, Institutional Class	15.4%
Nationwide Bond Index Fund, Institutional Class	13.8%
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	10.4%
Nationwide Mid Cap Market Index Fund, Institutional Class,	9.4%
Vanguard Short-Term Bond Fund	6.7%
Nationwide Small Cap Index Fund, Institutional Class	5.1%
Credit Suisse Commodity Return Strategy Fund	3.9%
Oppenheimer International Bond Fund, Class Y	3.9%
Vanguard Emerging Markets Fund	2.1%
Other	4.3%

100.0%

14 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Destination 2015 Fund

Mutual Funds (78.6%)
	Shares	Value

Equity Funds (58.9%)
Credit Suisse Commodity Return Strategy Fund	20,827	$282,824
Nationwide International Index Fund, Institutional Class (a)	101,772	1,105,248
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	46,201	677,764
Nationwide S&P 500 Index Fund, Institutional Class (a)	154,661	1,797,163
Nationwide Small Cap Index Fund, Institutional Class (a)	33,011	365,757

		4,228,756

Fixed Income Funds (18.7%)
Nationwide Bond Index Fund, Institutional Class (a)	90,307	989,761
Oppenheimer International Bond Fund, Class Y	42,079	278,983
T. Rowe Price High Yield Bond Fund	7,695	73,029

		1,341,773

Money Market Fund (1.0%) (a)
Nationwide Money Market Fund, Institutional Class	70,736	70,736

Total Mutual Funds		5,641,265

Exchange Traded Funds (21.2%)
	Shares	Value

Equity Fund (2.1%)
Vanguard Emerging Markets	1,449	$148,001

Fixed Income Funds (17.1%)
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	6,996	749,342
Vanguard Short-Term Bond Fund	6,162	481,560

		1,230,902

Real Estate Investment Trusts (REITs) (2.0%)
SPDR Dow Jones Wilshire International Real Estate Fund	1,312	72,777
Vanguard REIT Fund	1,095	72,675

		145,452

Total Exchange Traded Funds		1,524,355

Total Investments (Cost $7,086,226)(b) — 99.8%		7,165,620

Other assets in excess of liabilities — 0.2%		12,581

NET ASSETS — 100.0%		$7,178,201

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Semiannual Report 15

Nationwide Destination 2020 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Destination 2020 Fund (Class A at NAV) registered -4.69% versus -4.38% for its benchmark, the Dow Jones (DJ) Target 2020 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target 2020 Funds (consisting of 253 funds as of April 30, 2008) was -6.53% for the same time period.

Can you describe the market environment during the reporting period?

Despite rallying during April, U.S. equities generally lost ground during the six-month reporting period amid continued weakness in the housing and mortgage markets, steadily rising commodity prices and increasing fears of economic recession. The broad-market Standard & Poor’s 500® (S&P 500) Index registered -9.64%. Shares of large-capitalization growth companies outperformed large-cap value stocks, with the S&P 500/Citigroup Growth Index registering -7.75% versus -11.55% for the S&P 500/Citigroup Value Index.

Shares of mid-cap companies outperformed their large- and small-cap counterparts, with the S&P MidCap 400 Index registering -6.95% versus the respective -9.64% and -11.60% registered by the S&P 500 Index and the S&P SmallCap 600 Index. Small-capitalization stocks were hit especially hard during the reporting period, as evidence pointing to a recession continued to accumulate and investors turned defensive. Amid this cautious environment, small caps — particularly those with significant debt — and other riskier assets were sold aggressively, regardless of their fundamental underpinnings.

International equity markets generally finished in negative territory during the reporting period, with the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index registering -9.21%. International stocks, however, modestly outperformed shares of U.S. companies, and developed foreign markets performed slightly better than their emerging-market counterparts, with the MSCI Emerging Markets IndexSM registering -10.18% for the reporting period. In developed markets, the United Kingdom, Japan, and Germany — which make up about half of the MSCI EAFE Index — registered -12.28%, -6.70%, and -7.20%, respectively.

Within the volatile environment that prevailed during the reporting period, U.S. fixed-income markets managed to finish in positive territory. The broad-market Lehman Brothers (LB) U.S. Aggregate Index gained 4.08% during the reporting period. The Federal Reserve Board cut the target federal funds rate in five increments totaling 250 basis points, or 2.50%, moving from 4.50% to 2.00% between December 11, 2007, and April 30, 2008. The U.S. Treasury yield curve (a plotted graph line of the yields or interest rates on long-term and short-term maturity bonds) began the reporting period with a positive slope (i.e., long-term yields were higher than short-term yields). During the reporting period, interest rates moved lower across the yield curve, which steepened as the decline in short-term yields significantly outpaced that of yields in the long end.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the Barclays iShares Lehman TIPS Bond Fund and the Nationwide Bond Index Fund (with allocations of approximately 9% and 16%, respectively) were the two most positive contributors to the Fund’s overall return, gaining 6.85% and 3.88%, respectively.

What areas detracted from Fund performance?

The Fund’s two largest positions proved to be the greatest detractors from overall Fund performance during the reporting period: the Nationwide S&P 500 Index Fund, with an approximate allocation of 26%, registered -9.73%; and the Nationwide International Index Fund, with an approximate allocation of 17%, registered -9.96%.

What is your outlook for the near term?

Within the past year, U.S. corporate earnings growth has slowed considerably. Significant weakness in the earnings of financials-sector companies around the globe has been offset by a less-downbeat picture in other sectors. Indeed, a key theme in the earnings reports for the first quarter of 2008 was the extent to which corporate earnings outside of the financials sector held up, delivering some positive earnings surprises. Given higher commodity prices and a very slight reacceleration in the core inflation rate in recent months, together with firm producer prices, inflationary concerns have surfaced despite weak economic growth. We continue to believe that inflationary pressures will ease during this year because commodity price inflation is unlikely to persist at the same pace. In addition, significant excess capacity is likely to emerge as the economy remains weak, and inflationary pressures are evident only in concentrated pockets.

16 Semiannual Report 2008

The Target Destination Funds were designed as a range of broadly diversified asset-allocation solutions for investors either in retirement or with expected retirement dates extending out as far as the year 2050. Each of the Funds is structured as a “fund of funds” that invests in as many as 14 asset classes that represent a wide swath of the investment spectrum. By combining underlying investments in asset classes that behave differently under various market conditions, we believe it is possible for these Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe this particular Fund’s significantly equity-oriented allocations across U.S. and international markets together with its fixed-income allocations position the Fund well to deliver the potential for solid, risk-adjusted returns for an investor over the long-term.

The table below lists the target allocation for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

Nationwide Destination 2020 Fund
Performance of Underlying Investments for the Six Months-Ended April 30, 2008

		Target	Six-Month
Asset Classes	Underlying Investment	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	26%	-9.73%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	10%	-7.10%

Small-Cap Stocks	Nationwide Small Cap Index Fund	6%	-13.17%

International Stocks	Nationwide International Index Fund	17%	-9.96%

Emerging Market Stocks	Vanguard Emerging Markets Fund	3%	-11.25%

US REITs	Vanguard REIT ETF	2%	-6.87%

International REITs	SPDRs DJ Wilshire International Real Estate ETF	1%	-14.09%

Commodities	Credit Suisse Commodity Strategy Return Fund	4%	14.22%

Intermediate-Term Bonds	Nationwide Bond Index Fund	16%	3.88%

Inflation-Protected Bonds	iShares Lehman Treasury Inflation Protected Securities Fund	9%	6.85%

Short-Term Bonds	Vanguard Short Term Bond ETF	5%	4.28%

Money Market Instruments	Nationwide Money Market Fund	1%	1.77%

*	Fund target allocations are as of April 30, 2008.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

2008 Semiannual Report 17

Fund Performance	Nationwide Destination 2020 Fund

Average Annual Total Return
(For periods ended April 30, 2008)

				Gross	Net
		Six		Expense	Expense
		Month*	Inception[1]	Ratio**	Ratio**

Class A	w/o SC5	-4.69%	1.36%	1.32%	1.15%
	w/SC3	-10.33%	-4.61%

Class C	w/o SC5	-4.99%	0.92%	1.82%	1.65%
	w/SC4	-5.93%	-0.08%

Class R1[2]		-4.79%	1.13%	1.72%	1.55%

Class R2[2]		-4.78%	1.27%	1.57%	1.40%

Institutional Service Class[2]		-4.66%	1.42%	1.07%	0.90%

Institutional Class[2]		-4.40%	1.72%	0.82%	0.65%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2020 Fund, Dow Jones Target 2020 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Lehman Brothers subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

18 Semiannual Report 2008

Shareholder	Nationwide Destination 2020 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 —	11/01/07 —
Nationwide Destination 2020 Fund			11/01/07	04/30/08	04/30/08(a)(b)	04/30/08(a)(b)

Class A Shares	Actual		1,000.00	953.10	4.03	0.83
	Hypothetical	(c)	1,000.00	1,020.74	4.17	0.83

Class C Shares	Actual		1,000.00	950.10	6.64	1.37
	Hypothetical	(c)	1,000.00	1,018.05	6.87	1.37

Class R1 Shares	Actual		1,000.00	952.10	5.97	1.23
	Hypothetical	(c)	1,000.00	1,018.75	6.17	1.23

Class R2 Shares	Actual		1,000.00	952.20	5.24	1.08
	Hypothetical	(c)	1,000.00	1,019.49	5.42	1.08

Institutional Service Class Shares	Actual		1,000.00	953.40	2.87	0.59
	Hypothetical	(c)	1,000.00	1,021.93	2.97	0.59

Institutional Class Shares	Actual		1,000.00	956.00	1.60	0.33
	Hypothetical	(c)	1,000.00	1,023.22	1.66	0.33

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(c)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 19

Portfolio Summary	Nationwide Destination 2020 Fund
April 30, 2008 (Unaudited)

Asset Allocation

Mutual Funds	80.5%
Exchange Traded Funds	19.2%
Other assets in excess of liabilities	0.3%

100.0%

Top Industries

Equity Funds	66.7%
Fixed Income Funds	29.0%
Real Estate Investment Trusts (REITs)	3.0%
Money Market Fund	1.0%
Other	0.3%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	25.7%
Nationwide International Index Fund, Institutional Class	17.5%
Nationwide Bond Index Fund, Institutional Class	15.8%
Nationwide Mid Cap Market Index Fund, Institutional Class	10.5%
iShares Lehman Treasury Inflation Protected Securities Fund	8.4%
Nationwide Small Cap Index Fund, Institutional Class	6.1%
Vanguard Short-Term Bond Fund	4.7%
Credit Suisse Commodity Return Strategy Fund	3.9%
Vanguard Emerging Markets Fund	3.1%
Vanguard REIT Fund	2.0%
Other	2.3%

100.0%

20 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Destination 2020 Fund

Mutual Funds (80.5%)
	Shares	Value

Equity Funds (63.7%)
Credit Suisse Commodity Return Strategy Fund	31,035	$421,456
Nationwide International Index Fund, Institutional Class (a)	175,859	1,909,832
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	78,356	1,149,477
Nationwide S&P 500 Index Fund, Institutional Class (a)	241,008	2,800,517
Nationwide Small Cap Index Fund, Institutional Class (a)	60,393	669,156

		6,950,438

Fixed Income Fund (15.8%)
Nationwide Bond Index Fund, Institutional Class	157,036	1,721,111

Money Market Fund (1.0%)
Nationwide Money Market Fund, Institutional Class	107,632	107,632

Total Mutual Funds		8,779,181

Exchange Traded Funds (19.2%)
	Shares	Value

Equity Fund (3.0%)
Vanguard Emerging Markets	3,273	$334,304

Fixed Income Funds (13.2%)
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	8,600	921,146
Vanguard Short-Term Bond Fund	6,616	517,040

		1,438,186

Real Estate Investment Trusts (REITs) (3.0%)
SPDR Dow Jones Wilshire International Real Estate Fund	1,967	109,110
Vanguard REIT Fund	3,303	219,220

		328,330

Total Exchange Traded Funds		2,100,820

Total Investments (Cost $10,749,583) (b) — 99.7%		10,880,001

Other assets in excess of liabilities — 0.3%		28,396

NET ASSETS — 100.0%		$10,908,397

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Semiannual Report 21

Nationwide Destination 2025 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Destination 2025 Fund (Class A at NAV) registered -5.47% versus -6.10% for its benchmark, the Dow Jones (DJ) Target 2025 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target 2030 Funds (consisting of 228 funds in the 2021 to 2030 target-date range as of April 30, 2008) was -8.71% for the same time period.

Can you describe the market environment during the reporting period?

Despite rallying during April, U.S. equities generally lost ground during the six-month reporting period amid continued weakness in the housing and mortgage markets, steadily rising commodity prices and increasing fears of economic recession. The broad-market Standard & Poor’s 500® (S&P 500) Index registered -9.64%. Shares of large-capitalization growth companies outperformed large-cap value stocks, with the S&P 500/Citigroup Growth Index registering -7.75% versus -11.55% for the S&P 500/Citigroup Value Index.

Shares of mid-cap companies outperformed their large- and small-cap counterparts, with the S&P MidCap 400 Index registering -6.95% versus the respective -9.64% and -11.60% registered by the S&P 500 Index and the S&P SmallCap 600 Index. Small-capitalization stocks were hit especially hard during the reporting period, as evidence pointing to a recession continued to accumulate and investors turned defensive. Amid this cautious environment, small caps — particularly those with significant debt — and other riskier assets were sold aggressively, regardless of their fundamental underpinnings.

International equity markets generally finished in negative territory during the reporting period, with the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index registering -9.21%. International stocks, however, modestly outperformed shares of U.S. companies, and developed foreign markets performed slightly better than their emerging-market counterparts, with the MSCI Emerging Markets IndexSM registering -10.18% for the reporting period. In developed markets, the United Kingdom, Japan, and Germany — which make up about half of the MSCI EAFE Index — registered -12.28%, -6.70%, and -7.20%, respectively.

Within the volatile environment that prevailed during the reporting period, U.S. fixed-income markets managed to finish in positive territory. The broad-market Lehman Brothers (LB) U.S. Aggregate Index gained 4.08% during the reporting period. The Federal Reserve Board cut the target federal funds rate in five increments totaling 250 basis points, or 2.50%, moving from 4.50% to 2.00% between December 11, 2007, and April 30, 2008. The U.S. Treasury yield curve (a plotted graph line of the yields or interest rates on long-term and short-term maturity bonds) began the reporting period with a positive slope (i.e., long-term yields were higher than short-term yields). During the reporting period, interest rates moved lower across the yield curve, which steepened as the decline in short-term yields significantly outpaced that of yields in the long end.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the Credit Suisse Commodity Strategy Return Fund and the Nationwide Bond Index Fund (with allocations of approximately 4% and 13%, respectively) were the two most positive contributors to the Fund’s overall return, gaining 14.22% and 3.88%, respectively.

What areas detracted from Fund performance?

The Fund’s two largest positions proved to be the greatest detractors from overall Fund performance during the reporting period: the Nationwide S&P 500 Index Fund, with an approximate allocation of 28%, registered -9.73%; and the Nationwide International Index Fund, with an approximate allocation of 18%, registered -9.96%.

What is your outlook for the near term?

Within the past year, U.S. corporate earnings growth has slowed considerably. Significant weakness in the earnings of financials-sector companies around the globe has been offset by a less-downbeat picture in other sectors. Indeed, a key theme in the earnings reports for the first quarter of 2008 was the extent to which corporate earnings outside of the financials sector held up, delivering some positive earnings surprises. Given higher commodity prices and a very slight reacceleration in the core inflation rate in recent months, together with firm producer prices, inflationary concerns have surfaced despite weak economic growth. We continue to believe that inflationary pressures will ease during this year because commodity price inflation is unlikely to persist at the same pace. In addition, significant excess capacity is likely to emerge as the economy remains weak, and inflationary pressures are evident only in concentrated pockets.

22 Semiannual Report 2008

The Target Destination Funds were designed as a range of broadly diversified asset-allocation solutions for investors either in retirement or with expected retirement dates extending out as far as the year 2050. Each of the Funds is structured as a “fund of funds” that invests in as many as 14 asset classes that represent a wide swath of the investment spectrum. By combining underlying investments in asset classes that behave differently under various market conditions, we believe it is possible for these Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe this particular Fund’s significant equity-oriented allocations across U.S. and international markets together with some fixed-income allocations position the Fund well to deliver the potential for solid, risk-adjusted returns for an investor over the long-term.

The table below lists the target allocation for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

Nationwide Destination 2025 Fund
Performance of Underlying Investments for the Six Months-Ended April 30, 2008

		Target	Six-Month
Asset Classes	Underlying Investment	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	28%	-9.73%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	12%	-7.10%

Small-Cap Stocks	Nationwide Small Cap Index Fund	8%	-13.17%

International Stocks	Nationwide International Index Fund	18%	-9.96%

Emerging Market Stocks	Vanguard Emerging Markets Fund	3%	-11.25%

US REITs	Vanguard REIT ETF	2%	-6.87%

International REITs	SPDRs DJ Wilshire International Real Estate ETF	1%	-14.09%

Commodities	Credit Suisse Commodity Strategy Return Fund	4%	14.22%

Intermediate-Term Bonds	Nationwide Bond Index Fund	13%	3.88%

Inflation-Protected Bonds	iShares Lehman Treasury Inflation Protected Securities Fund	7%	6.85%

Short-Term Bonds	Vanguard Short Term Bond ETF	3%	4.28%

Money Market Instruments	Nationwide Money Market Fund	1%	1.77%

*	Fund target allocations are as of April 30, 2008.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so t hat an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

2008 Semiannual Report 23

Fund Performance	Nationwide Destination 2025 Fund

Average Annual Total Return
(For periods ended April 30, 2008)

				Gross	Net
		Six		Expense	Expense
		Month*	Inception[1]	Ratio**	Ratio**

Class A	w/o SC5	-5.47%	0.91%	1.30%	1.13%
	w/SC3	-11.05%	-5.04%

Class C	w/o SC5	-5.82%	0.51%	1.80%	1.63%
	w/SC4	-6.75%	-0.48%

Class R1[2]		-5.85%	0.48%	1.70%	1.53%

Class R2[2]		-5.67%	0.79%	1.55%	1.38%

Institutional Service Class[2]		-5.60%	0.89%	1.05%	0.88%

Institutional Class[2]		-5.34%	1.19%	0.80%	0.63%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2025 Fund, Dow Jones Target 2025 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Lehman Brothers subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

24 Semiannual Report 2008

Shareholder	Nationwide Destination 2025 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 —	11/01/07 —
Nationwide Destination 2025 Fund			11/01/07	04/30/08	04/30/08(a)(b)	04/30/08(a)(b)

Class A Shares	Actual		1,000.00	945.30	4.01	0.83
	Hypothetical	(c)	1,000.00	1,020.74	4.17	0.83

Class C Shares	Actual		1,000.00	941.80	6.47	1.34
	Hypothetical	(c)	1,000.00	1,018.20	6.72	1.34

Class R1 Shares	Actual		1,000.00	941.50	5.94	1.23
	Hypothetical	(c)	1,000.00	1,018.75	6.17	1.23

Class R2 Shares	Actual		1,000.00	943.30	5.22	1.08
	Hypothetical	(c)	1,000.00	1,019.49	5.42	1.08

Institutional Service Class Shares	Actual		1,000.00	944.00	2.90	0.60
	Hypothetical	(c)	1,000.00	1,021.88	3.02	0.60

Institutional Class Shares	Actual		1,000.00	946.60	1.60	0.33
	Hypothetical	(c)	1,000.00	1,023.22	1.66	0.33

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus

(c)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 25

Portfolio Summary	Nationwide Destination 2025 Fund
April 30, 2008 (Unaudited)

Asset Allocation

Mutual Funds	84.4%
Exchange Traded Funds	15.6%

100.0%

Top Industries

Equity Funds	73.6%
Fixed Income Funds	22.4%
Real Estate Investment Trusts (REITs)	3.0%
Money Market Fund	1.0%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	27.1%
Nationwide International Index Fund, Institutional Class	18.7%
Nationwide Bond Index Fund, Institutional Class	12.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.8%
Nationwide Small Cap Index Fund, Institutional Class	8.2%
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	6.6%
Credit Suisse Commodity Return Strategy Fund	3.8%
Vanguard Emerging Markets Fund	3.1%
Vanguard Short-Term Bond Fund	2.9%
Vanguard REIT Fund	2.0%
Other	1.9%

100.0%

26 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Destination 2025 Fund

Mutual Funds (84.4%)
	Shares	Value

Equity Funds (70.5%)
Credit Suisse Commodity Return Strategy Fund	25,554	$347,021
Nationwide International Index Fund, Institutional Class (a)	157,802	1,713,734
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	79,800	1,170,665
Nationwide S&P 500 Index Fund, Institutional Class (a)	214,121	2,488,088
Nationwide Small Cap Index Fund, Institutional Class (a)	68,141	754,997

		6,474,505

Fixed Income Fund (12.9%) (a)
Nationwide Bond Index Fund, Institutional Class	107,623	1,179,546

Money Market Fund (1.0%) (a)
Nationwide Money Market Fund, Institutional Class	90,814	90,814

Total Mutual Funds		7,744,865

Exchange Traded Funds (15.6%)
	Shares	Value

Equity Fund (3.1%)
Vanguard Emerging Markets Fund	2,815	$287,524

Fixed Income Funds (9.5%)
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	5,649	605,064
Vanguard Short-Term Bond	3,354	262,115

		867,179

Real Estate Investment Trusts (REITs) (3.0%)
SPDR Dow Jones Wilshire International Real Estate Fund	1,659	92,025
Vanguard REIT Fund	2,798	185,703

		277,728

Total Exchange Traded Funds		1,432,431

Total Investments (Cost $9,121,129) (b) —100.0%		9,177,296

Other assets in excess of liabilities — 0.0%		1

NET ASSETS — 100.0%		$9,177,297

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Semiannual Report 27

Nationwide Destination 2030 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Destination 2030 Fund (Class A at NAV) registered -6.56% versus -7.54% for its benchmark, the Dow Jones (DJ) Target 2030 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target 2030 Funds (consisting of 228 funds as of April 30, 2008) was -8.71% for the same time period.

Can you describe the market environment during the reporting period?

Despite rallying during April, U.S. equities generally lost ground during the six-month reporting period amid continued weakness in the housing and mortgage markets, steadily rising commodity prices and increasing fears of economic recession. The broad-market Standard & Poor’s 500® (S&P 500) Index registered -9.64%. Shares of large-capitalization growth companies outperformed large-cap value stocks, with the S&P 500/Citigroup Growth Index registering -7.75% versus -11.55% for the S&P 500/Citigroup Value Index.

Shares of mid-cap companies outperformed their large- and small-cap counterparts, with the S&P MidCap 400 Index registering -6.95% versus the respective -9.64% and -11.60% registered by the S&P 500 Index and the S&P SmallCap 600 Index. Small-capitalization stocks were hit especially hard during the reporting period, as evidence pointing to a recession continued to accumulate and investors turned defensive. Amid this cautious environment, small caps — particularly those with significant debt — and other riskier assets were sold aggressively, regardless of their fundamental underpinnings.

International equity markets generally finished in negative territory during the reporting period, with the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index registering -9.21%. International stocks, however, modestly outperformed shares of U.S. companies, and developed foreign markets performed slightly better than their emerging-market counterparts, with the MSCI Emerging Markets IndexSM registering -10.18% for the reporting period. In developed markets, the United Kingdom, Japan, and Germany — which make up about half of the MSCI EAFE Index — registered -12.28%, -6.70%, and -7.20%, respectively.

Within the volatile environment that prevailed during the reporting period, U.S. fixed-income markets managed to finish in positive territory. The broad-market Lehman Brothers (LB) U.S. Aggregate Index gained 4.08% during the reporting period. The Federal Reserve Board cut the target federal funds rate in five increments totaling 250 basis points, or 2.50%, moving from 4.50% to 2.00% between December 11, 2007, and April 30, 2008. The U.S. Treasury yield curve (a plotted graph line of the yields or interest rates on long-term and short-term maturity bonds) began the reporting period with a positive slope (i.e., long-term yields were higher than short-term yields). During the reporting period, interest rates moved lower across the yield curve, which steepened as the decline in short-term yields significantly outpaced that of yields in the long end.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the Credit Suisse Commodity Strategy Return Fund and the Nationwide Bond Index Fund (with allocations of approximately 5% and 11%, respectively) were the two most positive contributors to the Fund’s overall return, gaining 14.22% and 3.88%, respectively.

What areas detracted from Fund performance?

The Fund’s two largest positions proved to be the greatest detractors from overall Fund performance during the reporting period: the Nationwide S&P 500 Index Fund, with an approximate allocation of 30%, registered -9.73%; and the Nationwide International Index Fund, with an approximate allocation of 21%, registered -9.96%.

What is your outlook for the near term?

Within the past year, U.S. corporate earnings growth has slowed considerably. Significant weakness in the earnings of financials-sector companies around the globe has been offset by a less-downbeat picture in other sectors. Indeed, a key theme in the earnings reports for the first quarter of 2008 was the extent to which corporate earnings outside of the financials sector held up, delivering some positive earnings surprises. Given higher commodity prices and a very slight reacceleration in the core inflation rate in recent months, together with firm producer prices, inflationary concerns have surfaced despite weak economic growth. We continue to believe that inflationary pressures will ease during this year because commodity price inflation is unlikely to persist at the same pace. In addition, significant excess capacity is likely to emerge as the economy remains weak, and inflationary pressures are evident only in concentrated pockets.

28 Semiannual Report 2008

The Target Destination Funds were designed as a range of broadly diversified asset-allocation solutions for investors either in retirement or with expected retirement dates extending out as far as the year 2050. Each of the Funds is structured as a “fund of funds” that invests in as many as 14 asset classes that represent a wide swath of the investment spectrum. By combining underlying investments in asset classes that behave differently under various market conditions, we believe it is possible for these Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe this particular Fund’s substantially equity-oriented allocations across U.S. and international markets position the Fund well to deliver the potential for solid, risk-adjusted returns for an investor over the long-term.

The table below lists the target allocation for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

Nationwide Destination 2030 Fund
Performance of Underlying Investments for the Six Months-Ended April 30, 2008

		Target	Six-Month
Asset Classes	Underlying Investment	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	30%	-9.73%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	13%	-7.10%

Small-Cap Stocks	Nationwide Small Cap Index Fund	8%	-13.17%

International Stocks	Nationwide International Index Fund	21%	-9.96%

Emerging Market Stocks	Vanguard Emerging Markets Fund	4%	-11.25%

US REITs	Vanguard REIT ETF	2%	-6.87%

International REITs	SPDRs DJ Wilshire International Real Estate ETF	1%	-14.09%

Commodities	Credit Suisse Commodity Strategy Return Fund	5%	14.22%

Intermediate-Term Bonds	Nationwide Bond Index Fund	11%	3.88%

Inflation-Protected Bonds	iShares Lehman Treasury Inflation Protected Securities Fund	4%	6.85%

Money Market Instruments	Nationwide Money Market Fund	1%	1.77%

*	Fund target allocations are as of April 30, 2008.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

2008 Semiannual Report 29

Fund Performance	Nationwide Destination 2030 Fund

Average Annual Total Return
(For periods ended April 30, 2008)

				Gross	Net
		Six		Expense	Expense
		Month*	Inception[1]	Ratio**	Ratio**

Class A	w/o SC5	-6.56%	0.49%	1.32%	1.15%
	w/SC3	-12.03%	-5.43%

Class C	w/o SC5	-6.84%	0.16%	1.82%	1.65%
	w/SC4	-7.76%	-0.83%

Class R1[2]		-6.75%	0.26%	1.72%	1.55%

Class R2[2]		-6.68%	0.36%	1.57%	1.40%

Institutional Service Class[2]		-6.61%	0.55%	1.07%	0.90%

Institutional Class[2]		-6.36%	0.85%	0.82%	0.65%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2030 Fund, Dow Jones Target 2030 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Lehman Brothers subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

30 Semiannual Report 2008

Shareholder	Nationwide Destination 2030 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 —	11/01/07 —
Nationwide Destination 2030 Fund			11/01/07	04/30/08	04/30/08(a)(b)	04/30/08(a)(b)

Class A Shares	Actual		1,000.00	934.40	3.99	0.83
	Hypothetical	(c)	1,000.00	1,020.74	4.17	0.83

Class C Shares	Actual		1,000.00	931.60	6.44	1.34
	Hypothetical	(c)	1,000.00	1,018.20	6.72	1.34

Class R1 Shares	Actual		1,000.00	932.50	5.91	1.23
	Hypothetical	(c)	1,000.00	1,018.75	6.17	1.23

Class R2 Shares	Actual		1,000.00	933.20	5.19	1.08
	Hypothetical	(c)	1,000.00	1,019.49	5.42	1.08

Institutional Service Class Shares	Actual		1,000.00	933.90	2.88	0.60
	Hypothetical	(c)	1,000.00	1,021.88	3.02	0.60

Institutional Class Shares	Actual		1,000.00	936.40	1.59	0.33
	Hypothetical	(c)	1,000.00	1,023.22	1.66	0.33

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(c)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 31

Portfolio Summary	Nationwide Destination 2030 Fund
April 30, 2008 (Unaudited)

Asset Allocation

Mutual Funds	89.1%
Exchange Traded Funds	11.0%
Liabilities in excess of other assets	-0.1%

100.0%

Top Industries

Equity Funds	81.6%
Fixed Income Funds	14.5%
Real Estate Investment Trusts (REITs)	3.0%
Money Market Fund	1.0%
Other	-0.1%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	29.5%
Nationwide International Index Fund, Institutional Class	21.4%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.6%
Nationwide Bond Index Fund, Institutional Class	10.7%
Nationwide Small Cap Index Fund, Institutional Class	8.1%
Credit Suisse Commodity Return Strategy Fund	4.8%
Vanguard Emerging Markets Fund	4.2%
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	3.8%
Vanguard REIT Fund	2.0%
SPDR Dow Jones Wilshire International Real Estate Fund	1.0%
Other	0.9%

100.0%

32 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Destination 2030 Fund

Mutual Funds (89.1%)
	Shares	Value

Equity Funds (77.4%)
Credit Suisse Commodity Return Strategy Fund	26,831	$364,364
Nationwide International Index Fund, Institutional Class (a)	148,242	1,609,903
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	69,618	1,021,299
Nationwide S&P 500 Index Fund, Institutional Class (a)	191,409	2,224,178
Nationwide Small Cap Index Fund, Institutional Class (a)	54,905	608,349

		5,828,093

Fixed Income Fund (10.7%) (a)
Nationwide Bond Index Fund, Institutional Class	73,384	804,289

Money Market Fund (1.0%) (a)
Nationwide Money Market Fund, Institutional Class	73,150	73,150

Total Mutual Funds		6,705,532

Exchange Traded Funds (11.0%)
	Shares	Value

Equity Fund (4.2%)
Vanguard Emerging Markets Fund	3,060	$312,549

Fixed Income Fund (3.8%)
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	2,644	283,199

Real Estate Investment Trusts (REITs) (3.0%)
SPDR Dow Jones Wilshire International Real Estate Fund	1,362	75,550
Vanguard REIT Fund	2,298	152,518

		228,068

Total Exchange Traded Funds		823,816

Total Investments (Cost $7,517,787) (b) —100.1%		7,529,348

Liabilities in excess of other assets — (0.1)%		(4,559)

NET ASSETS — 100.0%		$7,524,789

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Semiannual Report 33

Nationwide Destination 2035 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Destination 2035 Fund (Class A at NAV) registered -7.70% versus -8.56% for its benchmark, the Dow Jones (DJ) Target 2035 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target 2030+ Funds (consisting of 365 funds with target dates after 2030) as of April 30, 2008) was -9.85% for the same time period.

Can you describe the market environment during the reporting period?

Despite rallying during April, U.S. equities generally lost ground during the six-month reporting period amid continued weakness in the housing and mortgage markets, steadily rising commodity prices and increasing fears of economic recession. The broad-market Standard & Poor’s 500® (S&P 500) Index registered -9.64%. Shares of large-capitalization growth companies outperformed large-cap value stocks, with the S&P 500/Citigroup Growth Index registering -7.75% versus -11.55% for the S&P 500/Citigroup Value Index.

Shares of mid-cap companies outperformed their large- and small-cap counterparts, with the S&P MidCap 400 Index registering -6.95% versus the respective -9.64% and -11.60% registered by the S&P 500 Index and the S&P SmallCap 600 Index. Small-capitalization stocks were hit especially hard during the reporting period, as evidence pointing to a recession continued to accumulate and investors turned defensive. Amid this cautious environment, small caps — particularly those with significant debt — and other riskier assets were sold aggressively, regardless of their fundamental underpinnings.

International equity markets generally finished in negative territory during the reporting period, with the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index registering -9.21%. International stocks, however, modestly outperformed shares of U.S. companies, and developed foreign markets performed slightly better than their emerging-market counterparts, with the MSCI Emerging Markets IndexSM registering -10.18% for the reporting period. In developed markets, the United Kingdom, Japan, and Germany — which make up about half of the MSCI EAFE Index — registered -12.28%, -6.70%, and -7.20%, respectively.

Within the volatile environment that prevailed during the reporting period, U.S. fixed-income markets managed to finish in positive territory. The broad-market Lehman Brothers (LB) U.S. Aggregate Index gained 4.08% during the reporting period. The Federal Reserve Board cut the target federal funds rate in five increments totaling 250 basis points, or 2.50%, moving from 4.50% to 2.00% between December 11, 2007, and April 30, 2008. The U.S. Treasury yield curve (a plotted graph line of the yields or interest rates on long-term and short-term maturity bonds) began the reporting period with a positive slope (i.e., long-term yields were higher than short-term yields). During the reporting period, interest rates moved lower across the yield curve, which steepened as the decline in short-term yields significantly outpaced that of yields in the long end.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the Credit Suisse Commodity Strategy Return Fund and the Nationwide Bond Index Fund (with allocations of approximately 5% and 10%, respectively) were the two most positive contributors to the Fund’s overall return, gaining 14.22% and 3.88%, respectively.

What areas detracted from Fund performance?

The Fund’s two largest positions proved to be the greatest detractors from overall Fund performance during the reporting period: the Nationwide S&P 500 Index Fund, with an approximate allocation of 30%, registered -9.73%; and the Nationwide International Index Fund, with an approximate allocation of 23%, registered -9.96%.

What is your outlook for the near term?

Within the past year, U.S. corporate earnings growth has slowed considerably. Significant weakness in the earnings of financials-sector companies around the globe has been offset by a less-downbeat picture in other sectors. Indeed, a key theme in the earnings reports for the first quarter of 2008 was the extent to which corporate earnings outside of the financials sector held up, delivering some positive earnings surprises. Given higher commodity prices and a very slight reacceleration in the core inflation rate in recent months, together with firm producer prices, inflationary concerns have surfaced despite weak economic growth. We continue to believe that inflationary pressures will ease during this year because commodity price inflation is unlikely to persist at the same pace. In addition, significant excess capacity is likely to emerge as the economy remains weak, and inflationary pressures are evident only in concentrated pockets.

34 Semiannual Report 2008

The Target Destination Funds were designed as a range of broadly diversified asset-allocation solutions for investors either in retirement or with expected retirement dates extending out as far as the year 2050. Each of the Funds is structured as a “fund of funds” that invests in as many as 14 asset classes that represent a wide swath of the investment spectrum. By combining underlying investments in asset classes that behave differently under various market conditions, we believe it is possible for these Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe this particular Fund’s substantially equity-oriented allocations across U.S. and international markets position the Fund well to deliver the potential for solid, risk-adjusted returns for an investor over the long-term.

The table below lists the target allocation for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

Nationwide Destination 2035 Fund
Performance of Underlying Investments for the Six Months-Ended April 30, 2008

		Target	Six-Month
Asset Classes	Underlying Investment	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	30%	-9.73%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	13%	-7.10%

Small-Cap Stocks	Nationwide Small Cap Index Fund	10%	-13.17%

International Stocks	Nationwide International Index Fund	23%	-9.96%

Emerging Market Stocks	Vanguard Emerging Markets Fund	4%	-11.25%

US REITs	Vanguard REIT ETF	2%	-6.87%

International REITs	SPDRs DJ Wilshire International Real Estate ETF	1%	-14.09%

Commodities	Credit Suisse Commodity Strategy Return Fund	5%	14.22%

Intermediate-Term Bonds	Nationwide Bond Index Fund	10%	3.88%

Money Market Instruments	Nationwide Money Market Fund	2%	1.77%

*	Fund target allocations are as of April 30, 2008.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

2008 Semiannual Report 35

Fund Performance	Nationwide Destination 2035 Fund

Average Annual Total Return
(For periods ended April 30, 2008)

				Gross	Net
		Six		Expense	Expense
		Month*	Inception[1]	Ratio**	Ratio**

Class A	w/o SC5	-7.70%	-0.36%	1.33%	1.16%
	w/SC3	-13.16%	-6.23%

Class C	w/o SC5	-7.91%	-0.71%	1.83%	1.66%
	w/SC4	-8.82%	-1.68%

Class R1[2]		-7.84%	-0.63%	1.73%	1.56%

Class R2[2]		-7.79%	-0.56%	1.58%	1.41%

Institutional Service Class[2]		-7.73%	-0.37%	1.08%	0.91%

Institutional Class[2]		-7.48%	-0.07%	0.83%	0.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2035 Fund, Dow Jones Target 2035 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Lehman Brothers subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

36 Semiannual Report 2008

Shareholder	Nationwide Destination 2035 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 —	11/01/07 —
Nationwide Destination 2035 Fund			11/01/07	04/30/08	04/30/08(a)(b)	04/30/08(a)(b)

Class A Shares	Actual		1,000.00	923.00	3.97	0.83
	Hypothetical	(c)	1,000.00	1,020.74	4.17	0.83

Class C Shares	Actual		1,000.00	920.90	6.40	1.34
	Hypothetical	(c)	1,000.00	1,018.20	6.72	1.34

Class R1 Shares	Actual		1,000.00	921.60	5.88	1.23
	Hypothetical	(c)	1,000.00	1,018.75	6.17	1.23

Class R2 Shares	Actual		1,000.00	922.10	5.16	1.08
	Hypothetical	(c)	1,000.00	1,019.49	5.42	1.08

Institutional Service Class Shares	Actual		1,000.00	922.70	2.92	0.61
	Hypothetical	(c)	1,000.00	1,021.83	3.07	0.61

Institutional Class Shares	Actual		1,000.00	925.20	1.58	0.33
	Hypothetical	(c)	1,000.00	1,023.22	1.66	0.33

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(c)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 37

Portfolio Summary	Nationwide Destination 2035 Fund
April 30, 2008 (Unaudited)

Asset Allocation

Mutual Funds	91.9%
Exchange Traded Funds	8.1%

100.0%

Top Industries

Equity Funds	85.3%
Fixed Income Funds	9.7%
Real Estate Investment Trusts (REITs)	4.0%
Money Market Fund	1.0%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	29.4%
Nationwide International Index Fund, Institutional Class	23.4%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.5%
Nationwide Small Cap Index Fund, Institutional Class	10.1%
Nationwide Bond Index Fund, Institutional Class	9.7%
Credit Suisse Commodity Return Strategy Fund	4.8%
Vanguard Emerging Markets Fund	4.1%
SPDR Dow Jones Wilshire International Real Estate Fund	2.0%
Vanguard REIT Fund	2.0%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

38 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Destination 2035 Fund

Mutual Funds (91.9%)
	Shares	Value

Equity Funds (81.2%)
Credit Suisse Commodity Return Strategy Fund	19,317	$262,319
Nationwide International Index Fund, Institutional Class (a)	117,445	1,275,458
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	50,322	738,219
Nationwide S&P 500 Index Fund, Institutional Class (a)	138,289	1,606,919
Nationwide Small Cap Index Fund, Institutional Class (a)	49,676	550,414

		4,433,329

Fixed Income Fund (9.7%) (a)
Nationwide Bond Index Fund, Institutional Class	48,337	529,777

Money Market Fund (1.0%) (a)
Nationwide Money Market Fund, Institutional Class	53,006	53,006

Total Mutual Funds		5,016,112

Exchange Traded Funds (8.1%)
	Shares	Value

Equity Fund (4.1%)
Vanguard Emerging Markets Fund	2,207	$225,423

Real Estate Investment Trusts (REITs) (4.0%)
SPDR Dow Jones Wilshire International Real Estate Fund	1,971	109,331
Vanguard REIT Fund	1,647	109,312

		218,643

Total Exchange Traded Funds		444,066

Total Investments (Cost $5,427,593) (b) — 100.0%		5,460,178

Liabilities in excess of other assets — 0.0%		(2,359)

NET ASSETS — 100.0%		$5,457,819

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Semiannual Report 39

Nationwide Destination 2040 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Destination 2040 Fund (Class A at NAV) registered -8.73% versus -9.06% for its benchmark, the Dow Jones (DJ) Target 2040 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target 2030+ Funds (consisting of 365 funds with target dates after 2030 as of April 30, 2008) was -9.85% for the same time period.

Can you describe the market environment during the reporting period?

Despite rallying during April, U.S. equities generally lost ground during the six-month reporting amid continued weakness in the housing and mortgage markets, steadily rising commodity prices and increasing fears of economic recession. The broad-market Standard & Poor’s 500® (S&P 500) Index registered -9.64%. Shares of large-capitalization growth companies outperformed large-cap value stocks, with the S&P 500/Citigroup Growth Index registering -7.75% versus -11.55% for the S&P 500/Citigroup Value Index.

Shares of mid-cap companies outperformed their large- and small-cap counterparts, with the S&P MidCap 400 Index registering -6.95% versus the respective -9.64% and -11.60% registered by the S&P 500 Index and the S&P SmallCap 600 Index. Small-capitalization stocks were hit especially hard during the reporting period, as evidence pointing to a recession continued to accumulate and investors turned defensive. Amid this cautious environment, small caps — particularly those with significant debt — and other riskier assets were sold aggressively, regardless of their fundamental underpinnings.

Oil prices continued to rise during the reporting period, contributing to record-high gasoline prices. Economic growth in the United States remained very sluggish, with recession risks still high. Other problem areas included the weak housing market, a downturn in nonresidential construction and a slowdown in consumption growth, with the weaker labor market and higher oil prices undermining consumer spending. The Federal Reserve Board seemingly regards weak growth as a greater risk than higher inflation, partly reflecting ongoing problems in the financials sector. An extended period of stability in short-term interest rates is probable after the Federal Reserve’s 25-basis-point, or 0.25%, reduction in the target federal funds rate on April 30. During the reporting period, the Fed reduced the target federal funds rate a total of 250 basis points, or 2.50%, moving from 4.50% to 2.00%.

International equity markets generally finished in negative territory during the reporting period, with the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index registering -9.21%. International stocks, however, modestly outperformed shares of U.S. companies, and developed foreign markets performed slightly better than their emerging-market counterparts, with the MSCI Emerging Markets IndexSM registering -10.18% for the reporting period. In developed markets, the United Kingdom, Japan, and Germany — which make up about half of the MSCI EAFE Index — registered -12.28%, -6.70%, and -7.20%, respectively.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the Credit Suisse Commodity Strategy Return Fund and the Nationwide Bond Index Fund (with allocations of approximately 5% and 4%, respectively) were the two most positive contributors to the Fund’s overall return, gaining 14.22% and 3.88%, respectively.

What areas detracted from Fund performance?

The Fund’s two largest positions proved to be the greatest detractors from overall Fund performance during the reporting period: the Nationwide S&P 500 Index Fund, with an approximate allocation of 32%, registered -9.73%; and the Nationwide International Index Fund, with an approximate allocation of 24%, registered -9.96%.

What is your outlook for the near term?

Within the past year, U.S. corporate earnings growth has slowed considerably. Significant weakness in the earnings of financials-sector companies around the globe has been offset by a less-downbeat picture in other sectors. Indeed, a key theme in the earnings reports for the first quarter of 2008 was the extent to which corporate earnings outside of the financials sector held up, delivering some positive earnings surprises. Given higher commodity prices and a very slight reacceleration in the core inflation rate in recent months, together with firm producer prices, inflationary concerns have surfaced despite weak economic growth. We continue to believe that inflationary pressures will ease during this year because commodity price inflation is unlikely to persist at the same pace. In addition, significant excess capacity is likely to emerge as

40 Semiannual Report 2008

the economy remains weak, and inflationary pressures are evident only in concentrated pockets.

The Target Destination Funds were designed as a range of broadly diversified asset-allocation solutions for investors either in retirement or with expected retirement dates extending out as far as the year 2050. Each of the Funds is structured as a “fund of funds” that invests in as many as 14 asset classes that represent a wide swath of the investment spectrum. By combining underlying investments in asset classes that behave differently under various market conditions, we believe it is possible for these Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe this particular Fund’s substantially equity-oriented allocations across U.S. and international markets position the Fund well to deliver the potential for solid, risk-adjusted returns for an investor over the long-term.

The table below lists the target allocation for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

Nationwide Destination 2040 Fund
Performance of Underlying Investments for the Six Months-Ended April 30, 2008

		Target	Six-Month
Asset Classes	Underlying Investment	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	32%	-9.73%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	13%	-7.10%

Small-Cap Stocks	Nationwide Small Cap Index Fund	12%	-13.17%

International Stocks	Nationwide International Index Fund	24%	-9.96%

Emerging Market Stocks	Vanguard Emerging Markets Fund	5%	-11.25%

US REITs	Vanguard REIT ETF	2%	-6.87%

International REITs	SPDRs DJ Wilshire International Real Estate ETF	2%	-14.09%

Commodities	Credit Suisse Commodity Strategy Return Fund	5%	14.22%

Intermediate-Term Bonds	Nationwide Bond Index Fund	4%	3.88%

Money Market Instruments	Nationwide Money Market Fund	1%	1.77%

*	Fund target allocations are as of April 30, 2008.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

2008 Semiannual Report 41

Fund Performance	Nationwide Destination 2040 Fund

Average Annual Total Return
(For periods ended April 30, 2008)

				Gross	Net
		Six		Expense	Expense
		Month*	Inception[1]	Ratio**	Ratio**

Class A	w/o SC5	-8.73%	-1.10%	1.32%	1.15%
	w/SC3	-14.11%	-6.93%

Class C	w/o SC5	-8.91%	-1.24%	1.82%	1.65%
	w/SC4	-9.81%	-2.21%

Class R1[2]		-8.92%	-1.25%	1.72%	1.55%

Class R2[2]		-8.80%	-1.10%	1.57%	1.40%

Institutional Service Class[2]		-8.59%	-0.85%	1.07%	0.90%

Institutional Class[2]		-8.52%	-0.65%	0.82%	0.65%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2040 Fund, Dow Jones Target 2040 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Lehman Brothers subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

42 Semiannual Report 2008

Shareholder	Nationwide Destination 2040 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 —	11/01/07 —
Nationwide Destination 2040 Fund			11/01/07	04/30/08	04/30/08(a)(b)	04/30/08(a)(b)

Class A Shares	Actual		1,000.00	912.70	3.95	0.83
	Hypothetical	(c)	1,000.00	1,020.74	4.17	0.83

Class C Shares	Actual		1,000.00	910.90	6.51	1.37
	Hypothetical	(c)	1,000.00	1,018.05	6.87	1.37

Class R1 Shares	Actual		1,000.00	910.80	5.89	1.24
	Hypothetical	(c)	1,000.00	1,018.70	6.22	1.24

Class R2 Shares	Actual		1,000.00	912.00	5.13	1.08
	Hypothetical	(c)	1,000.00	1,019.49	5.42	1.08

Institutional Service Class Shares	Actual		1,000.00	914.10	3.47	0.73
	Hypothetical	(c)	1,000.00	1,021.23	3.67	0.73

Institutional Class Shares	Actual		1,000.00	914.80	1.57	0.33
	Hypothetical	(c)	1,000.00	1,023.22	1.66	0.33

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(c)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 43

Portfolio Summary	Nationwide Destination 2040 Fund
April 30, 2008 (Unaudited)

Asset Allocation

Mutual Funds	90.9%
Exchange Traded Funds	9.1%

100.0%

Top Industries

Equity Funds	91.0%
Real Estate Investment Trusts (REITs)	4.0%
Fixed Income Funds	4.0%
Money Market Fund	1.0%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	30.4%
Nationwide International Index Fund, Institutional Class	24.8%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.8%
Nationwide Small Cap Index Fund, Institutional Class	12.3%
Vanguard Emerging Markets Fund	5.1%
Credit Suisse Commodity Return Strategy Fund	4.6%
Nationwide Bond Index Fund, Institutional Class,	4.0%
Vanguard REIT Fund	2.0%
SPDR Dow Jones Wilshire International Real Estate Fund	2.0%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

44 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Destination 2040 Fund

Mutual Funds (90.9%)
	Shares	Value

Equity Funds (85.9%)
Credit Suisse Commodity Return Strategy Fund	13,413	$182,149
Nationwide International Index Fund, Institutional Class (a)	89,433	971,240
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	36,719	538,663
Nationwide S&P 500 Index Fund, Institutional Class (a)	102,313	1,188,873
Nationwide Small Cap Index Fund, Institutional Class (a)	43,445	481,376

		3,362,301

Fixed Income Fund (4.0%) (a)
Nationwide Bond Index Fund, Institutional Class	14,101	154,551

Money Market Fund (1.0%) (a)
Nationwide Money Market Fund, Institutional Class	38,664	38,664

Total Mutual Funds		3,555,516

Exchange Traded Funds (9.1%)
	Shares	Value

Equity Fund (5.1%)
Vanguard Emerging Markets Fund	1,957	$199,888

Real Estate Investment Trusts (REITs) (4.0%)
SPDR Dow Jones Wilshire International Real Estate Fund	1,411	78,268
Vanguard REIT Fund	1,181	78,383

		156,651

Total Exchange Traded Funds		356,539

Total Investments (Cost $3,893,606) (b) — 100.0%		3,912,055

Liabilities in excess of other assets — 0.0%		(93)

NET ASSETS — 100.0%		$3,911,962

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Semiannual Report 45

Nationwide Destination 2045 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Destination 2045 Fund (Class A at NAV) registered -9.35% versus -9.10% for its benchmark, the Dow Jones (DJ) Target 2045 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target 2030+ Funds (consisting of 365 funds with target dates after 2030) as of April 30, 2008) was -9.85% for the same time period.

Can you describe the market environment during the reporting period?

Despite rallying during April, U.S. equities generally lost ground during the six-month reporting period amid continued weakness in the housing and mortgage markets, steadily rising commodity prices and increasing fears of economic recession. The broad-market Standard & Poor’s 500® (S&P 500) Index registered -9.64%. Shares of large-capitalization growth companies outperformed large-cap value stocks, with the S&P 500/Citigroup Growth Index registering -7.75% versus -11.55% for the S&P 500/Citigroup Value Index.

Shares of mid-cap companies outperformed their large- and small-cap counterparts, with the S&P MidCap 400 Index registering -6.95% versus the respective -9.64% and -11.60% registered by the S&P 500 Index and the S&P SmallCap 600 Index. Small-capitalization stocks were hit especially hard during the reporting period, as evidence pointing to a recession continued to accumulate and investors turned defensive. Amid this cautious environment, small caps — particularly those with significant debt — and other riskier assets were sold aggressively, regardless of their fundamental underpinnings.

Oil prices continued to rise during the reporting period, contributing to record-high gasoline prices. Economic growth in the United States remained very sluggish, with recession risks still high. Other problem areas included the weak housing market, a downturn in nonresidential construction and a slowdown in consumption growth, with the weaker labor market and higher oil prices undermining consumer spending. The Federal Reserve Board seemingly regards weak growth as a greater risk than higher inflation, partly reflecting ongoing problems in the financials sector. An extended period of stability in short-term interest rates is probable after the Federal Reserve’s 25-basis-point, or 0.25%, reduction in the target federal funds rate on April 30. During the reporting period, the Fed reduced the target federal funds rate a total of 250 basis points, or 2.50%, moving from 4.50% to 2.00%.

International equity markets generally finished in negative territory during the reporting period, with the Morgan Stanley Capital International (MSCI EAFE®) Index registering -9.21%. International stocks, however, modestly outperformed shares of U.S. companies, and developed foreign markets performed slightly better than their emerging-market counterparts, with the MSCI Emerging Markets IndexSM registering -10.18% for the reporting period. In developed markets, the United Kingdom, Japan, and Germany — which make up about half of the MSCI EAFE Index — registered -12.28%, -6.70%, and -7.20%, respectively.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the Credit Suisse Commodity Strategy Return Fund and the Nationwide Bond Index Fund (with allocations of approximately 5% and 4%, respectively) were the two most positive contributors to the Fund’s overall return, gaining 14.22% and 3.88%, respectively.

What areas detracted from Fund performance?

The Fund’s two largest positions proved to be the greatest detractors from overall Fund performance during the reporting period: the Nationwide S&P 500 Index Fund, with an approximate allocation of 30%, registered -9.73%; and the Nationwide International Index Fund, with an approximate allocation of 24%, registered -9.96%.

What is your outlook for the near term?

Within the past year, U.S. corporate earnings growth has slowed considerably. Significant weakness in the earnings of financials-sector companies around the globe has been offset by a less-downbeat picture in other sectors. Indeed, a key theme in the earnings reports for the first quarter of 2008 was the extent to which corporate earnings outside of the financials sector held up, delivering some positive earnings surprises. Given higher commodity prices and a very slight reacceleration in the core inflation rate in recent months, together with firm producer prices, inflationary concerns have surfaced despite weak economic growth. We continue to believe that inflationary pressures will ease during this year because commodity price inflation is unlikely to persist at the same pace. In addition, significant excess capacity is likely to emerge as

46 Semiannual Report 2008

the economy remains weak, and inflationary pressures are evident only in concentrated pockets.

The Target Destination Funds were designed as a range of broadly diversified asset-allocation solutions for investors either in retirement or with expected retirement dates extending out as far as the year 2050. Each of the Funds is structured as a “fund of funds” that invests in as many as 14 asset classes that represent a wide swath of the investment spectrum. By combining underlying investments in asset classes that behave differently under various market conditions, we believe it is possible for these Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe this particular Fund’s substantially equity-oriented allocations across U.S. and international markets position the Fund well to deliver the potential for solid, risk-adjusted returns for an investor over the long-term.

The table below lists the target allocation for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

Nationwide Destination 2045 Fund
Performance of Underlying Investments for the Six Months-Ended April 30, 2008

		Target	Six-Month
Asset Classes	Underlying Investment	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	30%	-9.73%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	13%	-7.10%

Small-Cap Stocks	Nationwide Small Cap Index Fund	12%	-13.17%

International Stocks	Nationwide International Index Fund	24%	-9.96%

Emerging Market Stocks	Vanguard Emerging Markets Fund	6%	-11.25%

Intermediate-Term Bonds	Nationwide Bond Index Fund	4%	3.88%

US REITs	Vanguard REIT ETF	3%	-6.87%

International REITs	SPDRs DJ Wilshire International Real Estate ETF	2%	-14.09%

Commodities	Credit Suisse Commodity Strategy Return Fund	5%	14.22%

Money Market Instruments	Nationwide Money Market Fund	1%	1.77%

*	Fund target allocations are as of April 30, 2008.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

2008 Semiannual Report 47

Fund Performance	Nationwide Destination 2045 Fund

Average Annual Total Return
(For periods ended April 30, 2008)

				Gross	Net
		Six		Expense	Expense
		Month*	Inception[1]	Ratio**	Ratio**

Class A	w/o SC5	-9.35%	-1.14%	1.32%	1.15%
	w/SC3	-14.66%	-6.96%

Class C	w/o SC5	-9.70%	-1.64%	1.82%	1.65%
	w/SC4	-10.60%	-2.61%

Class R1[2]		-9.72%	-1.65%	1.72%	1.55%

Class R2[2]		-9.50%	-1.40%	1.57%	1.40%

Institutional Service Class[2]		-9.39%	-1.25%	1.07%	0.90%

Institutional Class[2]		-9.22%	-0.95%	0.82%	0.65%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2045 Fund, Dow Jones Target 2045 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Lehman Brothers subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

48 Semiannual Report 2008

Shareholder	Nationwide Destination 2045 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 —	11/01/07 —
Nationwide Destination 2045 Fund			11/01/07	04/30/08	04/30/08(a)(b)	04/30/08(a)(b)

Class A Shares	Actual		1,000.00	906.50	3.93	0.83
	Hypothetical	(c)	1,000.00	1,020.74	4.17	0.83

Class C Shares	Actual		1,000.00	903.00	6.53	1.38
	Hypothetical	(c)	1,000.00	1,018.00	6.92	1.38

Class R1 Shares	Actual		1,000.00	902.80	6.81	1.44
	Hypothetical	(c)	1,000.00	1,017.70	7.22	1.44

Class R2 Shares	Actual		1,000.00	905.00	5.12	1.08
	Hypothetical	(c)	1,000.00	1,019.49	5.42	1.08

Institutional Service Class Shares	Actual		1,000.00	906.10	3.55	0.75
	Hypothetical	(c)	1,000.00	1,021.13	3.77	0.75

Institutional Class Shares	Actual		1,000.00	907.80	1.57	0.33
	Hypothetical	(c)	1,000.00	1,023.22	1.66	0.33

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(c)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 49

Portfolio Summary	Nationwide Destination 2045 Fund
April 30, 2008 (Unaudited)

Asset Allocation

Mutual Funds	88.9%
Exchange Traded Funds	11.2%
Liabilities in excess of other assets	-0.1%

100.0%

Top Industries

Equity Funds	90.2%
Real Estate Investment Trusts (REITs)	5.0%
Fixed Income Funds	3.9%
Money Market Fund	1.0%
Other	-0.1%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	28.7%
Nationwide International Index Fund, Institutional Class	24.7%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.7%
Nationwide Small Cap Index Fund, Institutional Class	12.2%
Vanguard Emerging Markets Fund	6.2%
Credit Suisse Commodity Return Strategy Fund	4.7%
Nationwide Bond Index Fund, Institutional Class	3.9%
Vanguard REIT Fund	3.0%
SPDR Dow Jones Wilshire International Real Estate Fund	2.0%
Nationwide Money Market Fund, Institutional Class	1.0%
Other	-0.1%

100.0%

50 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Destination 2045 Fund

Mutual Funds (88.9%)
	Shares	Value

Equity Funds (84.0%)
Credit Suisse Commodity Return Strategy Fund	6,866	$93,239
Nationwide International Index Fund, Institutional Class (a)	45,221	491,101
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	18,582	272,592
Nationwide S&P 500 Index Fund, Institutional Class (a)	49,012	569,524
Nationwide Small Cap Index Fund, Institutional Class (a)	21,951	243,219

		1,669,675

Fixed Income Fund (3.9%) (a)
Nationwide Bond Index Fund, Institutional Class	7,098	77,794

Money Market Fund (1.0%) (a)
Nationwide Money Market Fund, Institutional Class	19,512	19,512

Total Mutual Funds		1,766,981

Exchange Traded Funds (11.2%)
	Shares	Value

Equity Fund (6.2%)
Vanguard Emerging Markets Fund	1,205	$123,079

Real Estate Investment Trusts (REITs) (5.0%)
SPDR Dow Jones Wilshire International Real Estate Fund	720	39,938
Vanguard REIT Fund	904	59,999

		99,937

Total Exchange Traded Funds		223,016

Total Investments (Cost $2,006,590) (b) — 100.1%		1,989,997

Liabilities in excess of other assets — (0.1)%		(1,099)

NET ASSETS — 100.0%		$1,988,898

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Semiannual Report 51

Nationwide Destination 2050 Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Destination 2050 Fund (Class A at NAV) registered -9.38% versus -9.10% for its benchmark, the Dow Jones (DJ) Target 2050 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target 2030+ Funds (consisting of 365 funds with target dates after 2030 as of April 30, 2008) was -9.85% for the same time period.

Can you describe the market environment during the reporting period?

Despite rallying during April, U.S. equities generally lost ground during the six-month reporting period amid continued weakness in the housing and mortgage markets, steadily rising commodity prices and increasing fears of economic recession. The broad-market Standard & Poor’s 500® (S&P 500) Index registered -9.64%. Shares of large-capitalization growth companies outperformed large-cap value stocks, with the S&P 500/Citigroup Growth Index registering -7.75% versus -11.55% for the S&P 500/Citigroup Value Index.

Shares of mid-cap companies outperformed their large- and small-cap counterparts, with the S&P MidCap 400 Index registering -6.95% versus the respective -9.64% and -11.60% registered by the S&P 500 Index and the S&P SmallCap 600 Index. Small-capitalization stocks were hit especially hard during the reporting period, as evidence pointing to a recession continued to accumulate and investors turned defensive. Amid this cautious environment, small caps — particularly those with significant debt — and other riskier assets were sold aggressively, regardless of their fundamental underpinnings.

Oil prices continued to rise during the reporting period, contributing to record-high gasoline prices. Economic growth in the United States remained very sluggish, with recession risks still high. Other problem areas included the weak housing market, a downturn in nonresidential construction, and a slowdown in consumption growth, with the weaker labor market and higher oil prices undermining consumer spending. The Federal Reserve Board seemingly regards weak growth as a greater risk than higher inflation, partly reflecting ongoing problems in the financials sector. An extended period of stability in short-term interest rates is probable after the Federal Reserve’s 25-basis-point, or 0.25%, reduction in the target federal funds rate on April 30. During the reporting period, the Fed reduced the target federal funds rate a total of 250 basis points, or 2.50%, moving from 4.50% to 2.00%.

International equity markets generally finished in negative territory during the reporting period, with the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index registering -9.21%. International stocks, however, modestly outperformed shares of U.S. companies, and developed foreign markets performed slightly better than their emerging-market counterparts, with the MSCI Emerging Markets IndexSM registering -10.18% for the reporting period. In developed markets, the United Kingdom, Japan, and Germany — which make up about half of the MSCI EAFE Index — registered -12.28%, -6.70%, and -7.20%, respectively.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the Credit Suisse Commodity Strategy Return Fund and the Nationwide Bond Index Fund (with allocations of approximately 5% and 4%, respectively) were the two most positive contributors to the Fund’s overall return, gaining 14.22% and 3.88%, respectively.

What areas detracted from Fund performance?

The Fund’s two largest positions proved to be the greatest detractors from overall Fund performance during the reporting period: the Nationwide S&P 500 Index Fund, with an approximate allocation of 28%, registered -9.73%; and the Nationwide International Index Fund, with an approximate allocation of 25%, registered -9.96%.

What is your outlook for the near term?

Within the past year, U.S. corporate earnings growth has slowed considerably. Significant weakness in the earnings of financials-sector companies around the globe has been offset by a less-downbeat picture in other sectors. Indeed, a key theme in the earnings reports for the first quarter of 2008 was the extent to which corporate earnings outside of the financials sector held up, delivering some positive earnings surprises. Given higher commodity prices and a very slight reacceleration in the core inflation rate in recent months, together with firm producer prices, inflationary concerns have surfaced despite weak economic growth. We continue to believe that inflationary pressures will ease during this year because commodity price inflation is unlikely to persist at the same pace. In addition, significant excess capacity is likely to emerge as

52 Semiannual Report 2008

the economy remains weak, and inflationary pressures are evident only in concentrated pockets.

The Target Destination Funds were designed as a range of broadly diversified asset-allocation solutions for investors either in retirement or with expected retirement dates extending out as far as the year 2050. Each of the Funds is structured as a “fund of funds” that invests in as many as 14 asset classes that represent a wide swath of the investment spectrum. By combining underlying investments in asset classes that behave differently under various market conditions, we believe it is possible for these Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe this particular Fund’s substantially equity-oriented allocations across U.S. and international markets position the Fund well to deliver the potential for solid, risk-adjusted returns for an investor over the long-term.

The table below lists the target allocation for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

Nationwide Destination 2050 Fund
Performance of Underlying Investments for the Six Months-Ended April 30, 2008

		Target	Six-Month
Asset Classes	Underlying Investment	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	28%	-9.73%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	13%	-7.10%

Small-Cap Stocks	Nationwide Small Cap Index Fund	12%	-13.17%

International Stocks	Nationwide International Index Fund	25%	-9.96%

Emerging Market Stocks	Vanguard Emerging Markets Fund ETF	7%	-11.25%

Intermediate-Term Bonds	Nationwide Bond Index Fund	4%	3.88%

US REITs	Vanguard REIT ETF	3%	-6.87%

International REITs	SPDRs DJ Wilshire International Real Estate ETF	2%	-14.09%

Commodities	Credit Suisse Commodity Strategy Return Fund	5%	14.22%

Money Market Instruments	Nationwide Money Market Fund	1%	1.77%

*	Fund target allocations are as of April 30, 2008.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

2008 Semiannual Report 53

Fund Performance	Nationwide Destination 2050 Fund

Average Annual Total Return
(For periods ended April 30, 2008)

				Gross	Net
		Six		Expense	Expense
		Month*	Inception[1]	Ratio**	Ratio**

Class A	w/o SC5	-9.38%	-0.99%	1.33%	1.16%
	w/SC3	-14.68%	-6.82%

Class C	w/o SC5	-9.63%	-1.38%	1.83%	1.66%
	w/SC4	-10.52%	-2.35%

Class R1[2]		-9.64%	-1.40%	1.73%	1.56%

Class R2[2]		-9.56%	-1.19%	1.58%	1.41%

Institutional Service Class[2]		-9.30%	-0.88%	1.08%	0.91%

Institutional Class[2]		-9.23%	-0.69%	0.83%	0.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Destination 2050 Fund, Dow Jones Target 2050 Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Lehman Brothers subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

54 Semiannual Report 2008

Shareholder	Nationwide Destination 2050 Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 —	11/01/07 —
Nationwide Destination 2050 Fund			11/01/07	04/30/08	04/30/08(a)(b)	04/30/08(a)(b)

Class A Shares	Actual		1,000.00	906.20	3.93	0.83
	Hypothetical	(c)	1,000.00	1,020.74	4.17	0.83

Class C Shares	Actual		1,000.00	903.70	6.67	1.41
	Hypothetical	(c)	1,000.00	1,017.85	7.07	1.41

Class R1 Shares	Actual		1,000.00	903.60	5.92	1.25
	Hypothetical	(c)	1,000.00	1,018.65	6.27	1.25

Class R2 Shares	Actual		1,000.00	904.40	5.07	1.07
	Hypothetical	(c)	1,000.00	1,019.54	5.37	1.07

Institutional Service Class Shares	Actual		1,000.00	907.00	3.08	0.65
	Hypothetical	(c)	1,000.00	1,021.63	3.27	0.65

Institutional Class Shares	Actual		1,000.00	907.70	1.57	0.33
	Hypothetical	(c)	1,000.00	1,023.22	1.66	0.33

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(c)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 55

Portfolio Summary	Nationwide Destination 2050 Fund
April 30, 2008 (Unaudited)

Asset Allocation

Mutual Funds	87.8%
Exchange Traded Funds	12.1%
Other assets in excess of liabilities	0.1%

100.0%

Top Industries

Equity Funds	90.1%
Real Estate Investment Trusts (REITs)	5.0%
Fixed Income Fund	3.8%
Money Market Fund	1.0%
Other	0.1%

100.0%

Top Holdings

Nationwide S&P 500 Index Fund, Institutional Class	27.6%
Nationwide International Index Fund, Institutional Class	25.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.4%
Nationwide Small Cap Index Fund, Institutional Class	12.0%
Vanguard Emerging Markets Fund	7.1%
Credit Suisse Commodity Return Strategy Fund	4.8%
Nationwide Bond Index Fund, Institutional Class	3.8%
Vanguard REIT Fund	3.0%
SPDR Dow Jones Wilshire International Real Estate Fund	2.0%
Nationwide Money Market Fund, Institutional Class	1.0%
Other	0.1%

100.0%

56 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Destination 2050 Fund

Mutual Funds (87.8%)
	Shares	Value

Equity Funds (83.0%)
Credit Suisse Commodity Return Strategy Fund	7,307	$99,225
Nationwide International Index Fund, Institutional Class (a)	47,641	517,382
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	18,787	275,605
Nationwide S&P 500 Index Fund, Institutional Class (a)	48,937	568,648
Nationwide Small Cap Index Fund, Institutional Class (a)	22,228	246,283

		1,707,143

Fixed Income Fund (3.8%) (a)
Nationwide Bond Index Fund, Institutional Class	7,186	78,757

Money Market Fund (1.0%) (a)
Nationwide Money Market Fund, Institutional Class	19,759	19,759

Total Mutual Funds		1,805,659

Exchange Traded Funds (12.1%)
	Shares	Value

Equity Fund (7.1%)
Vanguard Emerging Markets Fund	1,441	$147,184

Real Estate Investment Trusts (REITs) (5.0%)
SPDR Dow Jones Wilshire International Real Estate Fund	740	41,048
Vanguard REIT Fund	923	61,259

		102,307

Total Exchange Traded Funds		249,491

Total Investments (Cost $2,078,147) (b) — 99.9%		2,055,150

Other assets in excess of liabilities — 0.1%		1,233

NET ASSETS — 100.0%		$2,056,383

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Semiannual Report 57

Nationwide Retirement Income Fund

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Retirement Income Fund (Class A at NAV) returned 0.91% versus 1.19% for its benchmark, the Dow Jones (DJ) Target Today Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 450 funds as of April 30, 2008) was -2.30% for the same time period.

Can you describe the market environment during the reporting period?

Amid continued weakness in the housing and mortgage markets, steadily rising commodity prices and increasing fears of economic recession, U.S. fixed-income markets managed to finish in positive territory for the six-month reporting period. The broad-market Lehman Brothers (LB) U.S. Aggregate Index gained 4.08% during the reporting period. Investors favored less risky fixed-income issues during the reporting period. This flight to quality had a positive effect on U.S. Treasury, Government, and Agency securities, which recorded respective gains of 5.90%, 5.60%, and 5.10%.

The Federal Reserve Board cut the target federal funds rate in five increments totaling 250 basis points, or 2.50%, moving from 4.50% to 2.00% between December 11, 2007, and April 30, 2008. The U.S. Treasury yield curve (a plotted graph line of the yields or interest rates on long-term and short-term maturity bonds) began the reporting period with a positive slope (i.e., long-term yields were higher than short-term yields). During the reporting period, interest rates moved lower across the yield curve, which steepened as the decline in short-term yields significantly outpaced that of yields in the long end.

Despite rallying during April, U.S. equities generally lost ground during the reporting period due to the prevailing volatile economic environment. The broad-market Standard & Poor’s 500® (S&P 500) Index registered -9.64%. Shares of large-capitalization growth companies outperformed large-cap value stocks, with the S&P 500/Citigroup Growth Index registering -7.75% versus -11.55% for the S&P 500/Citigroup Value Index.

Shares of mid-cap companies outperformed their large- and small-cap counterparts, with the S&P MidCap 400 Index registering -6.95% versus the respective -9.64% and -11.60% registered by the S&P 500 Index and the S&P SmallCap 600 Index.

International equity markets generally finished in negative territory during the reporting period, with the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index registering -9.21%. The United Kingdom, Japan, and Germany — which make up about half of the MSCI EAFE Index — registered -12.28%, -6.70%, and -7.20%, respectively.

What areas of investment provided the most positive relative returns for the Fund?

During the reporting period, the Barclays iShares Lehman TIPS Bond Fund and the Oppenheimer International Bond Fund (with allocations of approximately 24% and 8%, respectively) were the two most positive contributors to the Fund’s overall return, gaining 6.85% and 6.52%, respectively.

What areas detracted from Fund performance?

The Fund’s two largest positions proved to be the greatest detractors from overall Fund performance during the reporting period: the Nationwide S&P 500 Index Fund, with an approximate allocation of 18%, registered -9.73%; and the Nationwide International Index Fund, with an approximate allocation of 5%, registered -9.96%.

What is your outlook for the near term?

Within the past year, U.S. corporate earnings growth has slowed considerably. Significant weakness in the earnings of financials-sector companies around the globe has been offset by a less-downbeat picture in other sectors. Indeed, a key theme in the earnings reports for the first quarter of 2008 was the extent to which corporate earnings outside of the financials sector held up, delivering some positive earnings surprises. Given higher commodity prices and a very slight reacceleration in the core inflation rate in recent months, together with firm producer prices, inflationary concerns have surfaced despite weak economic growth. We continue to believe that inflationary pressures will ease during this year because commodity price inflation is unlikely to persist at the same pace. In addition, significant excess capacity is likely to emerge as the economy remains weak, and inflationary pressures are evident only in concentrated pockets.

The Target Destination Funds were designed as a range of broadly diversified asset-allocation solutions for investors either in retirement or with expected retirement dates extending out as far as the year 2050. Each of the Funds is structured as a “fund of funds” that invests in as many as 14 asset classes that represent a wide swath of the

58 Semiannual Report 2008

investment spectrum. By combining underlying investments in asset classes that behave differently under various market conditions, we believe it is possible for these Funds to achieve higher risk-adjusted returns over time than those that could be achieved with a less-diversified portfolio of investments. We believe this particular Fund’s significantly fixed-income-oriented allocations across U.S. and international markets position the Fund well to deliver the potential for solid, risk-adjusted returns for an investor over the short-to-medium-term.

The table below lists the target allocation for each of the Fund’s underlying investments and how each underlying fund performed during the reporting period.

Nationwide Retirement Income Fund
Performance of Underlying Investments for the Six Months-Ended April 30, 2008

		Target	Six-Month
Asset Classes	Underlying Investment	Allocation*	Return

Large-Cap Stocks	Nationwide S&P 500 Index Fund	18%	-9.73%

Mid-Cap Stocks	Nationwide Mid Cap Market Index Fund	2%	-7.10%

International Stocks	Nationwide International Index Fund	5%	-9.96%

US REITs	Vanguard REIT ETF	1%	-6.87%

International REITs	SPDRs DJ Wilshire International Real Estate ETF	1%	-14.09%

Commodities	Credit Suisse Commodity Strategy Return Fund	3%	14.22%

International Bonds	Oppenheimer International Bond Fund	8%	6.52%

High Yield Bonds	T. Rowe Price Institutional High Yield Bond Fund	2%	-1.58%

Intermediate-Term Bonds	Nationwide Bond Index Fund	7%	3.88%

Inflation-Protected Bonds	iShares Lehman Treasury Inflation Protected Securities Fund	24%	6.85%

Short-Term Bonds	Vanguard Short Term Bond ETF	18%	4.28%

Money Market Instruments	Nationwide Money Market Fund	11%	1.77%

*	Fund target allocations are as of April 30, 2008.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class, except for exchange-traded funds) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Portfolio Manager:
Thomas R. Hickey, Jr., Nationwide Fund Advisors

2008 Semiannual Report 59

Fund Performance	Nationwide Retirement Income Fund

Average Annual Total Return
(For periods ended April 30, 2008)

				Gross	Net
		Six		Expense	Expense
		Month*	Inception[1]	Ratio**	Ratio**

Class A	w/o SC5	0.91%	4.58%	1.30%	1.13%
	w/SC3	-5.03%	-1.57%

Class C	w/o SC5	0.58%	4.11%	1.80%	1.63%
	w/SC4	-0.41%	3.11%

Class R1[2]		0.68%	4.21%	1.70%	1.53%

Class R2[2]		0.67%	4.34%	1.55%	1.38%

Institutional Service Class[2]		0.92%	4.62%	1.05%	0.88%

Institutional Class[2]		1.09%	4.93%	0.80%	0.63%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on August 30, 2007.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the Nationwide Retirement Income Fund, the Dow Jones Target Today Index(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The series of unmanaged portfolio-based, asset-class weighted indexes consists of composites of subindexes that represent the three major asset classes — stock, bonds and cash. The indexes measure the performance of balanced and multi-asset-class portfolios. These portfolios typically have five-year-interval target dates, and their allocations in stocks, bonds and cash are adjusted automatically to gradually reduce risk as the target dates approach. The indexes’ asset-class weightings are rebalanced monthly to match predetermined relative levels of potential risk, with a minimum of 4% weighting in each asset class. Dow Jones subindexes represent the stock component of each target date index, and Lehman Brothers subindexes represent the bond and cash components. No fees or expenses are reflected. Individuals cannot invest directly in an index.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

60 Semiannual Report 2008

Shareholder	Nationwide Retirement Income Fund
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period ($)	During Period (%)
			Account Value ($)	Account Value ($)	11/01/07 —	11/01/07 —
Nationwide Retirement Income Fund			11/01/07	04/30/08	04/30/08(a)(b)	04/30/08(a)(b)

Class A Shares	Actual		1,000.00	1,009.10	4.10	0.82
	Hypothetical	(c)	1,000.00	1,020.79	4.12	0.82

Class C Shares	Actual		1,000.00	1,005.80	6.78	1.36
	Hypothetical	(c)	1,000.00	1,018.10	6.82	1.36

Class R1 Shares	Actual		1,000.00	1,006.80	6.29	1.26
	Hypothetical	(c)	1,000.00	1,018.60	6.32	1.26

Class R2 Shares	Actual		1,000.00	1,006.70	5.39	1.08
	Hypothetical	(c)	1,000.00	1,019.49	5.42	1.08

Institutional Service Class Shares	Actual		1,000.00	1,009.20	3.05	0.61
	Hypothetical	(c)	1,000.00	1,021.83	3.07	0.61

Institutional Class Shares	Actual		1,000.00	1,010.90	1.65	0.33
	Hypothetical	(c)	1,000.00	1,023.22	1.66	0.33

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(c)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 61

Portfolio Summary	Nationwide Retirement Income Fund
April 30, 2008 (Unaudited)

Asset Allocation

Mutual Funds	56.6%
Exchange Traded Funds	43.4%

100.0%

Top Industries

Fixed Income Funds	58.3%
Equity Funds	28.7%
Money Market Fund	11.0%
Real Estate Investment Trusts (REITs)	2.0%

100.0%

Top Holdings

iShares Lehman U.S. Treasury Inflation Protected Securities Fund	23.6%
Nationwide S&P 500 Index Fund, Institutional Class	18.5%
Vanguard Short-Term Bond Fund	17.8%
Nationwide Money Market Fund, Institutional Class	11.0%
Oppenheimer International Bond Fund, Class Y	7.9%
Nationwide Bond Index Fund, Institutional Class	7.0%
Nationwide International Index Fund, Institutional Class	5.1%
Credit Suisse Commodity Return Strategy Fund	3.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	2.1%
T. Rowe Price High Yield Bond Fund	2.0%
Other	2.0%

100.0%

62 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Retirement Income Fund

Mutual Funds (56.6%)
	Shares	Value

Equity Funds (28.7%)
Credit Suisse Commodity Return Strategy Fund	5,793	$78,665
Nationwide International Index Fund, Institutional Class (a)	12,381	134,454
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	3,725	54,652
Nationwide S&P 500 Index Fund, Institutional Class (a)	41,496	482,185

		749,956

Fixed Income Funds (16.9%)
Nationwide Bond Index Fund, Institutional Class (a)	16,665	182,647
Oppenheimer International Bond Fund, Class Y	31,162	206,603
T. Rowe Price High Yield Bond Fund	5,640	53,525

		442,775

Money Market Fund (11.0%) (a)
Nationwide Money Market Fund, Institutional Class	286,409	286,409

Total Mutual Funds		1,479,140

Exchange Traded Funds (43.4%)
	Shares	Value

Fixed Income Funds (41.4%)
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	5,756	$616,525
Vanguard Short-Term Bond Fund	5,960	465,774

		1,082,299

Real Estate Investment Trusts (REITs) (2.0%)
SPDR Dow Jones Wilshire International Real Estate Fund	475	26,348
Vanguard REIT Fund	393	26,084

		52,432

Total Exchange Traded Funds		1,134,731

Total Investments (Cost $2,606,780) (b) — 100.0%		2,613,871

Other assets in excess of liabilities — 0.0%		118

NET ASSETS — 100.0%		$2,613,989

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Semiannual Report 63

Statements of Assets and Liabilities
April 30, 2008 (Unaudited)

	Nationwide	Nationwide	Nationwide	Nationwide	Nationwide
	Destination	Destination	Destination	Destination	Destination
	2010 Fund	2015 Fund	2020 Fund	2025 Fund	2030 Fund

Assets:
Investments, at value (cost $1,490,375; $2,143,087; $2,486,821; $1,747,776 and $1,159,933)	$1,505,718	$2,159,191	$2,522,276	$1,779,452	$1,188,180
Investments in affiliates, at value (cost $2,866,989; $4,943,139; $8,262,762; $7,373,353 and $6,357,854 )	2,893,719	5,006,429	8,357,725	7,397,844	6,341,168

Total Investments	4,399,437	7,165,620	10,880,001	9,177,296	7,529,348

Cash	116,110	54,541	–	–	18,026
Dividend receivable	2,799	4,387	6,409	4,797	3,213
Receivable for capital shares issued	3,931	84,207	181,392	45,409	7,588

Total Assets	4,522,277	7,308,755	11,067,802	9,227,502	7,558,175

Liabilities:
Cash overdraft	–	–	89,137	27,621	–
Payable for investments purchased	121,616	124,888	61,433	13,155	27,066
Payable for capital shares redeemed	7	–	4	11	15
Accrued expenses and other payables:
Investment advisory fees	1,041	1,622	2,573	2,346	1,880
Distribution fees	1,105	1,817	3,013	2,966	2,017
Administrative servicing fees	1,055	2,227	3,245	4,106	2,408

Total Liabilities	124,824	130,554	159,405	50,205	33,386

Net Assets	$4,397,453	$7,178,201	$10,908,397	$9,177,297	$7,524,789

Represented by:
Capital	$4,341,300	$7,083,106	$10,756,903	$9,086,703	$7,474,795
Accumulated net investment income (loss)	2,096	3,210	3,884	(2,080)	(4,053)
Accumulated net realized gains on investment transactions	11,984	12,491	17,192	36,507	42,486
Net unrealized appreciation/(depreciation) on investments	42,073	79,394	130,418	56,167	11,561

Net Assets	$4,397,453	$7,178,201	$10,908,397	$9,177,297	$7,524,789

Net Assets:
Class A Shares	$227,871	$285,521	$1,885,734	$496,407	$1,239,586
Class C Shares	1,019	3,482	1,009	15,322	15,564
Class R1	453,693	171,808	401,691	884,489	52,057
Class R2	2,523,627	4,481,956	6,587,475	6,168,896	4,475,057
Institutional Service Class Shares	1,023	832,192	724,369	274,736	144,963
Institutional Class Shares	1,190,220	1,403,242	1,308,119	1,337,447	1,597,562

Total	$4,397,453	$7,178,201	$10,908,397	$9,177,297	$7,524,789

See accompanying notes to financial statements.

64 Semiannual Report 2008

	Nationwide		Nationwide		Nationwide		Nationwide		Nationwide
	Destination		Destination		Destination		Destination		Destination
	2010 Fund		2015 Fund		2020 Fund		2025 Fund		2030 Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	22,703		28,497		188,890		49,963		125,242
Class C Shares	101		347		101		1,542		1,573
Class R1 Shares	45,272		17,164		40,210		89,039		5,258
Class R2 Shares	251,849		447,761		660,782		621,320		452,278
Institutional Service Class Shares	102		82,890		72,508		27,626		14,622
Institutional Class Shares	118,527		139,694		130,765		134,368		161,028

Total	438,554		716,353		1,093,256		923,858		760,001

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.04		$10.02		$9.98		$9.94		$9.90
Class C Shares (a)	$10.03	(b)	$10.02	(b)	$9.98	(b)	$9.93	(b)	$9.89
Class R1 Shares	$10.02		$10.01		$9.99		$9.93		$9.90
Class R2 Shares	$10.02		$10.01		$9.97		$9.93		$9.89
Institutional Service Class Shares	$10.03		$10.04		$9.99		$9.94		$9.91
Institutional Class Shares	$10.04		$10.05		$10.00		$9.95		$9.92
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.65		$10.63		$10.59		$10.55		$10.50

Maximum Sales Charge:
Class A Shares	5.75%		5.75%		5.75%		5.75%		5.75%

(a)	For Class C, the redemption price per share is reduced by 1.00% for shares held less than one year.

(b)	The NAV reported above represents the traded NAV at April 30, 2008. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See accompanying notes to financial statements.

2008 Semiannual Report 65

Statements of Assets and Liabilities
April 30, 2008 (Unaudited)

	Nationwide	Nationwide	Nationwide	Nationwide	Nationwide
	Destination	Destination	Destination	Destination	Retirement
	2035 Fund	2040 Fund	2045 Fund	2050 Fund	Income Fund

Assets:
Investments, at value (cost $686,880; $519,729; $305,172; $336,578 and $1,455,616)	$706,385	$538,688	$316,255	$348,716	$1,473,524
Investments in affiliates, at value (cost $4,740,713; $3,373,877; $1,701,418; $1,741,569 and $1,151,164 )	4,753,793	3,373,367	1,673,742	1,706,434	1,140,347

Total Investments	5,460,178	3,912,055	1,989,997	2,055,150	2,613,871

Cash	1,653	–	8,656	96	396,620
Dividend receivable	2,069	660	344	338	1,384
Receivable for capital shares issued	6,010	19,640	–	4,259	270

Total Assets	5,469,910	3,932,355	1,998,997	2,059,843	3,012,145

Liabilities:
Cash overdraft	–	12,684	–	–	–
Payable for investments purchased	7,364	4,910	5,470	2,275	397,010
Payable for capital shares redeemed	8	6	3,372	3	1
Accrued expenses and other payables:
Investment advisory fees	1,328	976	514	516	476
Distribution fees	1,423	929	359	336	282
Administrative servicing fees	1,968	888	384	330	387

Total Liabilities	12,091	20,393	10,099	3,460	398,156

Net Assets	$5,457,819	$3,911,962	$1,988,898	$2,056,383	$2,613,989

Represented by:
Capital	$5,396,772	$3,866,225	$1,988,521	$2,065,417	$2,586,341
Accumulated net investment income (loss)	(9,246)	(10,648)	(3,873)	(13,320)	2,496
Accumulated net realized gains on investment transactions	37,708	37,936	20,843	27,283	18,061
Net unrealized appreciation/(depreciation) on investments	32,585	18,449	(16,593)	(22,997)	7,091

Net Assets	$5,457,819	$3,911,962	$1,988,898	$2,056,383	$2,613,989

Net Assets:
Class A Shares	$242,128	$417,409	$32,285	$187,290	$19,423
Class C Shares	11,298	988	983	10,146	1,041
Class R1	49,015	16,728	1,925	2,833	1,042
Class R2	3,679,187	2,266,826	928,289	812,522	1,379,904
Institutional Service Class Shares	114,116	1,309	1,161	25,311	168,853
Institutional Class Shares	1,362,075	1,208,702	1,024,255	1,018,281	1,043,726

Total	$5,457,819	$3,911,962	$1,988,898	$2,056,383	$2,613,989

See accompanying notes to financial statements.

66 Semiannual Report 2008

	Nationwide	Nationwide		Nationwide		Nationwide	Nationwide
	Destination	Destination		Destination		Destination	Retirement
	2035 Fund	2040 Fund		2045 Fund		2050 Fund	Income Fund

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	24,781	43,016		3,315		19,362	1,896
Class C Shares	1,159	101		101		1,050	101
Class R1 Shares	5,017	1,721		198		293	101
Class R2 Shares	377,365	233,765		95,612		84,174	135,102
Institutional Service Class Shares	11,675	134		119		2,616	16,483
Institutional Class Shares	139,255	124,181		105,167		105,170	101,856

Total	559,252	402,918		204,512		212,665	255,539

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.77	$9.70		$9.74		$9.67	$10.25
Class C Shares (a)	$9.75	$9.73	(b)	$9.73		$9.67	$10.23	(b)
Class R1 Shares	$9.77	$9.72		$9.72		$9.66	$10.24	(b)
Class R2 Shares	$9.75	$9.70		$9.71		$9.65	$10.21
Institutional Service Class Shares	$9.77	$9.73	(b)	$9.73	(b)	$9.68	$10.24
Institutional Class Shares	$9.78	$9.73		$9.74		$9.68	$10.25
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.37	$10.29		$10.33		$10.26	$10.88

Maximum Sales Charge:
Class A Shares	5.75%	5.75%		5.75%		5.75%	5.75%

(a)	For Class C, the redemption price per share is reduced by 1.00% for shares held less than one year.

(b)	The NAV reported above represents the traded NAV at April 30, 2008. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See accompanying notes to financial statements.

2008 Semiannual Report 67

Statements of Operations
For the six months ended April 30, 2008 (Unaudited)

	Nationwide	Nationwide	Nationwide	Nationwide	Nationwide
	Destination	Destination	Destination	Destination	Destination
	2010 Fund	2015 Fund	2020 Fund	2025 Fund	2030 Fund

INVESTMENT INCOME:
Dividend income from affiliates	$17,211	$26,627	$43,194	$42,002	$38,218
Dividend income	17,173	19,538	18,789	15,911	9,938

Total Income	34,384	46,165	61,983	57,913	48,156

Expenses:
Investment advisory fees	5,377	7,307	10,852	11,282	9,642
Distribution fees Class A	160	135	1,168	277	903
Distribution fees Class C	5	15	5	37	24
Distribution fees Class R1	791	424	1,009	1,513	81
Distribution fees Class R2	1,788	3,792	4,926	6,464	4,931
Administrative servicing fees Class A	160	135	1,168	277	903
Administrative servicing fees Class R1	304	163	388	582	31
Administrative servicing fees Class R2	878	1,896	2,424	3,232	2,438
Administrative servicing fees Institutional Service Class	2	30	31	12	8

Total expenses before reimbursed/waived expenses	9,465	13,897	21,971	23,676	18,961
Expenses voluntarily reduced by Investment Adviser	(1,828)	(2,484)	(3,690)	(3,836)	(3,278)

Net Expenses	7,637	11,413	18,281	19,840	15,683

Net Investment Income	26,747	34,752	43,702	38,073	32,473

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gain distributions from underlying affiliated funds	13,767	18,174	22,107	35,141	36,768
Realized gain distributions from underlying non-affiliated funds	383	312	1	1	1
Realized gains on investment transactions	14,235	11,834	5,603	15,979	18,455
Realized losses on investment transactions with affiliates	(16,401)	(17,828)	(10,519)	(14,615)	(12,738)

Net realized gains on investment transactions	11,984	12,492	17,192	36,506	42,486
Net change in unrealized appreciation/ (depreciation) on investments	(8,752)	24,647	70,983	(7,962)	(58,429)

Net realized/unrealized gains (losses) on investments	3,232	37,139	88,175	28,544	(15,943)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$29,979	$71,891	$131,877	$66,617	$16,530

See accompanying notes to financial statements.

68 Semiannual Report 2008

Statements of Operations
For the six months ended April 30, 2008 (Unaudited)

	Nationwide	Nationwide	Nationwide	Nationwide	Nationwide
	Destination	Destination	Destination	Destination	Retirement
	2035 Fund	2040 Fund	2045 Fund	2050 Fund	Income Fund

INVESTMENT INCOME:
Dividend income from affiliates	$25,647	$18,775	$11,059	$11,844	$8,253
Dividend income	3,717	3,583	3,072	3,221	20,210

Total Income	29,364	22,358	14,131	15,065	28,463

Expenses:
Investment advisory fees	6,755	4,975	3,234	3,296	3,340
Distribution fees Class A	145	299	13	129	11
Distribution fees Class C	41	5	5	9	5
Distribution fees Class R1	66	28	4	5	3
Distribution fees Class R2	3,573	1,726	726	557	733
Administrative servicing fees Class A	145	299	13	129	11
Administrative servicing fees Class R1	26	11	3	2	1
Administrative servicing fees Class R2	1,786	849	363	273	367
Administrative servicing fees Institutional Service Class	8	2	2	3	5

Total expenses before reimbursed/waived expenses	12,545	8,194	4,363	4,403	4,476
Expenses voluntarily reduced by Investment Adviser	(2,297)	(1,692)	(1,099)	(1,121)	(1,135)

Net Expenses	10,248	6,502	3,264	3,282	3,341

Net Investment Income	19,116	15,856	10,867	11,783	25,122

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gain distributions from underlying affiliated funds	22,057	27,019	22,360	22,688	5,393
Realized gain distributions from underlying non-affiliated funds	1	1	1	1	517
Realized gains on investment transactions	16,111	11,653	10,206	10,579	12,847
Realized losses on investment transactions with affiliates	(461)	(737)	(11,724)	(5,984)	(695)

Net realized gains on investment transactions	37,708	37,936	20,843	27,284	18,062
Net change in unrealized appreciation/ (depreciation) on investments	(43,661)	(62,292)	(102,645)	(113,752)	(23,795)

Net realized/unrealized losses on investments	(5,953)	(24,356)	(81,802)	(86,468)	(5,733)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$13,163	$(8,500)	$(70,935)	$(74,685)	$19,389

See accompanying notes to financial statements.

2008 Semiannual Report 69

Statements of Changes in Net Assets

	Nationwide Destination 2010 Fund		Nationwide Destination 2015 Fund

	Six Months Ended	Period Ended	Six Months Ended	Period Ended
	April 30, 2008	October 31, 2007 (a)	April 30, 2008	October 31, 2007 (a)
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$26,747	$5,396	$34,752	$5,196
Net realized gains on investment transactions	11,984	3,303	12,492	737
Net change in unrealized appreciation/(depreciation) on investments	(8,752)	50,825	24,647	54,747

Change in net assets resulting from operations	29,979	59,524	71,891	60,680

Distributions to Shareholders From:
Net investment income:
Class A	(1,030)	(3)	(1,399)	(3)
Class C	(10)	(3)	(30)	(3)
Class R1	(1,646)	(3)	(769)	(3)
Class R2	(7,664)	(3)	(15,834)	(3)
Institutional Service Class	(13)	(4)	(12)	(4)
Institutional Class	(15,914)	(3,776)	(14,871)	(3,811)
Net realized gains:
Class A	(32)	–	(29)	–
Class C	(3)	–	(2)	–
Class R1	(3)	–	(2)	–
Class R2	(356)	–	(165)	–
Institutional Service Class	(3)	–	(1)	–
Institutional Class	(2,906)	–	(539)	–

Change in net assets from shareholder distributions	(29,580)	(3,792)	(33,653)	(3,827)

Change in net assets from capital transactions	3,246,827	1,094,495	6,079,283	1,003,827

Change in net assets	3,247,226	1,150,227	6,117,521	1,060,680

Net Assets:
Beginning of period	1,150,227	–	1,060,680	–

End of period	$4,397,453	$1,150,227	$7,178,201	$1,060,680

Accumulated net investment income at end of period	$2,096	$1,626	$3,210	$1,373

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$582,669	$7,969	$287,134	$1,000
Dividends reinvested	1,062	3	1,428	3
Cost of shares redeemed	(366,111)	–	(7,812)	–

Total Class A	217,620	7,972	280,750	1,003

Class C Shares
Proceeds from shares issued	–	1,000	2,500	1,000
Dividends reinvested	13	3	32	3
Cost of shares redeemed	–	–	(10)	–

Total Class C	13	1,003	2,522	1,003

Class R1 Shares
Proceeds from shares issued	446,409	1,000	271,588	1,000
Dividends reinvested	1,649	3	771	3
Cost of shares redeemed	(5,146)	–	(107,553)	–

Total Class R1	442,912	1,003	164,806	1,003

See accompanying notes to financial statements.

70 Semiannual Report 2008

	Nationwide Destination 2010 Fund			Nationwide Destination 2015 Fund

	Six Months Ended	Period Ended		Six Months Ended	Period Ended
	April 30, 2008	October 31, 2007 (a)		April 30, 2008	October 31, 2007 (a)
	(Unaudited)			(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$2,452,009	$77,892		$4,573,000	$1,000
Dividends reinvested	8,020	3		15,999	3
Cost of shares redeemed	(50,786)	(17)		(180,284)	–

Total Class R2	2,409,243	77,878		4,408,715	1,003

Institutional Service Class Shares
Proceeds from shares issued	–	1,000		831,525	1,000
Dividends reinvested	16	4		13	4
Cost of shares redeemed	–	–		(5)	–

Total Institutional Service Class	16	1,004		831,533	1,004

Institutional Class Shares
Proceeds from shares issued	158,457	1,001,861		392,222	995,000
Dividends reinvested	18,820	3,776		15,410	3,811
Cost of shares redeemed	(254)	(2)		(16,675)	–

Total Institutional Class	177,023	1,005,635		390,957	998,811

Change in net assets from capital transactions:	$3,246,827	$1,094,495		$6,079,283	$1,003,827

SHARE TRANSACTIONS:
Class A Shares
Issued	59,234	772		29,055	100
Reinvested	107	–	(b)	144	–	(b)
Redeemed	(37,410)	–		(802)	–

Total Class A Shares	21,931	772		28,397	100

Class C Shares
Issued	–	100		245	100
Reinvested	1	–	(b)	3	–	(b)
Redeemed	–	–		(1)	–

Total Class C Shares	1	100		247	100

Class R1 Shares
Issued	45,532	100		27,883	100
Reinvested	168	–	(b)	79	–	(b)
Redeemed	(528)	–		(10,898)	–

Total R1 Shares	45,172	100		17,064	100

Class R2 Shares
Issued	248,654	7,480		464,234	100
Reinvested	811	–	(b)	1,621	–	(b)
Redeemed	(5,094)	(2)		(18,194)	–

Total R2 Shares	244,371	7,478		447,661	100

Institutional Service Class Shares
Issued	–	100		82,789	100
Reinvested	2	–	(b)	1	–	(b)

Total Institutional Service Class Shares	2	100		82,790	100

See accompanying notes to financial statements.

2008 Semiannual Report 71

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2010 Fund			Nationwide Destination 2015 Fund

	Six Months Ended	Period Ended		Six Months Ended	Period Ended
	April 30, 2008	October 31, 2007 (a)		April 30, 2008	October 31, 2007 (a)
	(Unaudited)			(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	16,154	100,163		39,971	99,502
Reinvested	1,867	369		1,529	372
Redeemed	(26)	–	(b)	(1,680)	–

Total Institutional Class Shares	17,995	100,532		39,820	99,874

Total change in shares:	329,472	109,082		615,979	100,374

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

(b)	Amount less than 1 share.

See accompanying notes to financial statements.

72 Semiannual Report 2008

Statements of Changes in Net Assets

	Nationwide Destination 2020 Fund		Nationwide Destination 2025 Fund

	Six Months Ended	Period Ended	Six Months Ended	Period Ended
	April 30, 2008	October 31, 2007 (a)	April 30, 2008	October 31, 2007 (a)
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$43,702	$4,977	$38,073	$4,585
Net realized gains on investment transactions	17,192	1,251	36,506	783
Net change in unrealized appreciation/(depreciation) on investments	70,983	59,435	(7,962)	64,129

Change in net assets resulting from operations	131,877	65,663	66,617	69,497

Distributions to Shareholders From:
Net investment income:
Class A	(7,845)	(3)	(2,498)	(3)
Class C	(7)	(3)	(52)	(3)
Class R1	(1,725)	(3)	(2,206)	(3)
Class R2	(17,608)	(3)	(21,420)	(3)
Institutional Service Class	(11)	(4)	(12)	(4)
Institutional Class	(13,725)	(3,867)	(14,705)	(3,834)
Net realized gains:
Class A	(246)	–	(70)	–
Class C	(1)	–	–	–
Class R1	(1)	–	–	–
Class R2	(204)	–	(342)	–
Institutional Service Class	(1)	–	–	–
Institutional Class	(798)	–	(370)	–

Change in net assets from shareholder distributions	(42,172)	(3,883)	(41,675)	(3,850)

Change in net assets from capital transactions	9,695,292	1,061,620	8,069,782	1,016,926

Change in net assets	9,784,997	1,123,400	8,094,724	1,082,573

Net Assets:
Beginning of period	1,123,400	–	1,082,573	–

End of period	$10,908,397	$1,123,400	$9,177,297	$1,082,573

Accumulated net investment income (loss) at end of period	$3,884	$1,103	$(2,080)	$740

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,847,799	$45,456	$490,944	$14,076
Dividends reinvested	8,091	3	2,568	3
Cost of shares redeemed	(23,844)	–	(16,926)	–

Total Class A	1,832,046	45,459	476,586	14,079

Class C Shares
Proceeds from shares issued	–	1,000	14,000	1,000
Dividends reinvested	8	3	52	3

Total Class C	8	1,003	14,052	1,003

Class R1 Shares
Proceeds from shares issued	680,081	1,000	858,674	1,000
Dividends reinvested	1,726	3	2,206	3
Cost of shares redeemed	(299,520)	–	(83)	–

Total Class R1	382,287	1,003	860,797	1,003

See accompanying notes to financial statements.

2008 Semiannual Report 73

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2020 Fund			Nationwide Destination 2025 Fund

	Six Months Ended	Period Ended		Six Months Ended	Period Ended
	April 30, 2008	October 31, 2007 (a)		April 30, 2008	October 31, 2007 (a)
	(Unaudited)			(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$6,485,096	$14,286		$6,420,055	$1,000
Dividends reinvested	17,812	3		21,762	3
Cost of shares redeemed	(45,252)	(5)		(336,213)	–

Total Class R2	6,457,656	14,284		6,105,604	1,003

Institutional Service Class Shares
Proceeds from shares issued	721,161	1,000		273,665	1,000
Dividends reinvested	12	4		12	4
Cost of shares redeemed	–	–		(6)	–

Total Institutional Service Class	721,173	1,004		273,671	1,004

Institutional Class Shares
Proceeds from shares issued	307,690	995,000		514,223	995,000
Dividends reinvested	14,523	3,867		15,075	3,834
Cost of shares redeemed	(20,091)	–		(190,226)	–

Total Institutional Class	302,122	998,867		339,072	998,834

Change in net assets from capital transactions:	$9,695,292	$1,061,620		$8,069,782	$1,016,926

SHARE TRANSACTIONS:
Class A Shares
Issued	186,134	4,390		50,101	1,344
Reinvested	817	–	(b)	256	–	(b)
Redeemed	(2,451)	–		(1,738)	–

Total Class A Shares	184,500	4,390		48,619	1,344

Class C Shares
Issued	–	100		1,437	100
Reinvested	1	–	(b)	5	–	(b)

Total Class C Shares	1	100		1,442	100

Class R1 Shares
Issued	70,341	100		88,719	100
Reinvested	177	–	(b)	228	–	(b)
Redeemed	(30,408)	–		(8)	–

Total R1 Shares	40,110	100		88,939	100

Class R2 Shares
Issued	662,281	1,368		653,205	100
Reinvested	1,819	–	(b)	2,205	–	(b)
Redeemed	(4,686)	–		(34,190)	–

Total R2 Shares	659,414	1,368		621,220	100

Institutional Service Class Shares
Issued	72,407	100		27,525	100
Reinvested	1	–	(b)	1	–	(b)

Total Institutional Service Class Shares	72,408	100		27,526	100

See accompanying notes to financial statements.

74 Semiannual Report 2008

	Nationwide Destination 2020 Fund		Nationwide Destination 2025 Fund

	Six Months Ended	Period Ended	Six Months Ended	Period Ended
	April 30, 2008	October 31, 2007 (a)	April 30, 2008	October 31, 2007 (a)
	(Unaudited)		(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	31,494	99,501	52,064	99,501
Reinvested	1,442	377	1,505	373
Redeemed	(2,049)	–	(19,075)	–

Total Institutional Class Shares	30,887	99,878	34,494	99,874

Total change in shares:	987,320	105,936	822,240	101,618

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

(b)	Amount less than 1 share.

See accompanying notes to financial statements.

2008 Semiannual Report 75

Statements of Changes in Net Assets

	Nationwide Destination 2030 Fund		Nationwide Destination 2035 Fund

	Six Months Ended	Period Ended	Six Months Ended	Period Ended
	April 30, 2008	October 31, 2007 (a)	April 30, 2008	October 31, 2007 (a)
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$32,473	$4,170	$19,116	$4,084
Net realized gains on investment transactions	42,486	4,612	37,708	776
Net change in unrealized appreciation/(depreciation) on investments	(58,429)	69,990	(43,661)	76,246

Change in net assets resulting from operations	16,530	78,772	13,163	81,106

Distributions to Shareholders From:
Net investment income:
Class A	(7,843)	(3)	(1,270)	(3)
Class C	(59)	(3)	(184)	(3)
Class R1	(111)	(3)	(114)	(3)
Class R2	(16,905)	(3)	(8,532)	(3)
Institutional Service Class	(9)	(4)	(16)	(4)
Institutional Class	(11,992)	(3,788)	(18,470)	(3,850)
Net realized gains:
Class A	(1,130)	–	(35)	–
Class C	(2)	–	(8)	–
Class R1	(3)	–	(1)	–
Class R2	(1,623)	–	(74)	–
Institutional Service Class	(2)	–	(1)	–
Institutional Class	(1,852)	–	(657)	–

Change in net assets from shareholder distributions	(41,531)	(3,804)	(29,362)	(3,866)

Change in net assets from capital transactions	6,352,438	1,122,384	4,366,992	1,029,786

Change in net assets	6,327,437	1,197,352	4,350,793	1,107,026

Net Assets:
Beginning of period	1,197,352	–	1,107,026	–

End of period	$7,524,789	$1,197,352	$5,457,819	$1,107,026

Accumulated net investment income (loss) at end of period	$(4,053)	$393	$(9,246)	$224

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,211,158	$23,856	$211,749	$26,920
Dividends reinvested	8,973	3	1,302	3
Cost of shares redeemed	(1,255)	–	(1,028)	–

Total Class A	1,218,876	23,859	212,023	26,923

Class C Shares
Proceeds from shares issued	14,000	1,000	16,815	1,000
Dividends reinvested	61	3	192	3
Cost of shares redeemed	–	–	(5,940)	–

Total Class C	14,061	1,003	11,067	1,003

See accompanying notes to financial statements.

76 Semiannual Report 2008

	Nationwide Destination 2030 Fund			Nationwide Destination 2035 Fund

	Six Months Ended	Period Ended		Six Months Ended	Period Ended
	April 30, 2008	October 31, 2007 (a)		April 30, 2008	October 31, 2007 (a)
	(Unaudited)			(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R1 Shares
Proceeds from shares issued	$49,485	$1,000		$46,143	$1,000
Dividends reinvested	114	3		115	3
Cost of shares redeemed	(7)	–		(42)	–

Total Class R1	49,592	1,003		46,216	1,003

Class R2 Shares
Proceeds from shares issued	4,544,955	102,796		3,612,252	1,000
Dividends reinvested	18,528	3		8,606	3
Cost of shares redeemed	(227,561)	(6,072)		(7,029)	–

Total Class R2	4,335,922	96,727		3,613,829	1,003

Institutional Service Class Shares
Proceeds from shares issued	143,789	1,000		112,416	1,000
Dividends reinvested	11	4		17	4
Cost of shares redeemed	(7)	–		(11)	–

Total Institutional Service Class	143,793	1,004		112,422	1,004

Institutional Class Shares
Proceeds from shares issued	581,788	995,000		359,278	995,000
Dividends reinvested	13,844	3,788		19,127	3,850
Cost of shares redeemed	(5,438)	–		(6,970)	–

Total Institutional Class	590,194	998,788		371,435	998,850

Change in net assets from capital transactions:	$6,352,438	$1,122,384		$4,366,992	$1,029,786

SHARE TRANSACTIONS:
Class A Shares
Issued	122,184	2,288		22,167	2,590
Reinvested	898	–	(b)	132	–	(b)
Redeemed	(128)	–		(108)	–

Total Class A Shares	122,954	2,288		22,191	2,590

Class C Shares
Issued	1,467	100		1,646	100
Reinvested	6	–	(b)	19	–	(b)
Redeemed	–	–		(606)	–

Total Class C Shares	1,473	100		1,059	100

Class R1 Shares
Issued	5,147	100		4,909	100
Reinvested	12	–	(b)	12	–	(b)
Redeemed	(1)	–		(4)	–

Total R1 Shares	5,158	100		4,917	100

Class R2 Shares
Issued	465,000	9,704		377,103	100
Reinvested	1,879	–	(b)	899	–	(b)
Redeemed	(23,721)	(584)		(737)	–

Total R2 Shares	443,158	9,120		377,265	100

See accompanying notes to financial statements.

2008 Semiannual Report 77

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund			Nationwide Destination 2035 Fund

	Six Months Ended	Period Ended		Six Months Ended	Period Ended
	April 30, 2008	October 31, 2007 (a)		April 30, 2008	October 31, 2007 (a)
	(Unaudited)			(Unaudited)
SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	14,522	100		11,574	100
Reinvested	1	–	(b)	2	–	(b)
Redeemed	(1)	–		(1)	–

Total Institutional Service Class Shares	14,522	100		11,575	100

Institutional Class Shares
Issued	60,324	99,502		38,214	99,501
Reinvested	1,379	367		1,911	373
Redeemed	(544)	–		(744)	–

Total Institutional Class Shares	61,159	99,869		39,381	99,874

Total change in shares:	648,424	111,577		456,388	102,864

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

(b)	Amount less than 1 share.

See accompanying notes to financial statements.

78 Semiannual Report 2008

Statements of Changes in Net Assets

	Nationwide Destination 2040 Fund		Nationwide Destination 2045 Fund

	Six Months Ended	Period Ended	Six Months Ended	Period Ended
	April 30, 2008	October 31, 2007 (a)	April 30, 2008	October 31, 2007 (a)
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$15,856	$3,777	$10,867	$3,618
Net realized gains on investment transactions	37,936	1,130	20,843	1,225
Net change in unrealized appreciation/(depreciation) on investments	(62,292)	80,741	(102,645)	86,052

Change in net assets resulting from operations	(8,500)	85,648	(70,935)	90,895

Distributions to Shareholders From:
Net investment income:
Class A	(3,658)	(3)	(89)	(3)
Class C	(11)	(3)	(7)	(3)
Class R1	(37)	(3)	(9)	(3)
Class R2	(5,638)	(3)	(2,167)	(3)
Institutional Service Class	(15)	(4)	(11)	(4)
Institutional Class	(17,145)	(3,859)	(12,457)	(3,911)
Net realized gains:
Class A	(161)	–	(2)	–
Class C	(1)	–	(1)	–
Class R1	(1)	–	(1)	–
Class R2	(85)	–	(61)	–
Institutional Service Class	(1)	–	(1)	–
Institutional Class	(788)	–	(854)	–

Change in net assets from shareholder distributions	(27,541)	(3,875)	(15,660)	(3,927)

Change in net assets from capital transactions	2,861,597	1,004,633	978,861	1,009,664

Change in net assets	2,825,556	1,086,406	892,266	1,096,632

Net Assets:
Beginning of period	1,086,406	–	1,096,632	–

End of period	$3,911,962	$1,086,406	$1,988,898	$1,096,632

Accumulated net investment loss at end of period	$(10,648)	$—	$(3,873)	$—

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$418,611	$1,000	$29,847	$1,615
Dividends reinvested	3,819	3	91	3
Cost of shares redeemed	(594)	–	(357)	–

Total Class A	421,836	1,003	29,581	1,618

Class C Shares
Proceeds from shares issued	–	1,000	–	1,000
Dividends reinvested	12	3	8	3

Total Class C	12	1,003	8	1,003

Class R1 Shares
Proceeds from shares issued	15,212	1,000	915	1,000
Dividends reinvested	38	3	10	3
Cost of shares redeemed	(3)	–	(3)	–

Total Class R1	15,247	1,003	922	1,003

See accompanying notes to financial statements.

2008 Semiannual Report 79

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2040 Fund			Nationwide Destination 2045 Fund

	Six Months Ended	Period Ended		Six Months Ended	Period Ended
	April 30, 2008	October 31, 2007 (a)		April 30, 2008	October 31, 2007 (a)
	(Unaudited)			(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$2,209,366	$1,759		$983,843	$6,122
Dividends reinvested	5,723	3		2,228	3
Cost of shares redeemed	(20,247)	(1)		(88,661)	–

Total Class R2	2,194,842	1,761		897,410	6,125

Institutional Service Class Shares
Proceeds from shares issued	317	1,000		174	1,000
Dividends reinvested	16	4		12	4

Total Institutional Service Class	333	1,004		186	1,004

Institutional Class Shares
Proceeds from shares issued	211,487	995,000		37,491	995,000
Dividends reinvested	17,933	3,859		13,311	3,911
Cost of shares redeemed	(93)	–		(48)	–

Total Institutional Class	229,327	998,859		50,754	998,911

Change in net assets from capital transactions:	$2,861,597	$1,004,633		$978,861	$1,009,664

SHARE TRANSACTIONS:
Class A Shares
Issued	42,595	100		3,186	157
Reinvested	383	–	(b)	9	–	(b)
Redeemed	(62)	–		(37)	–

Total Class A Shares	42,916	100		3,158	157

Class C Shares
Issued	–	100		–	100
Reinvested	1	–	(b)	1	–	(b)

Total Class C Shares	1	100		1	100

Class R1 Shares
Issued	1,617	100		97	100
Reinvested	4	–	(b)	1	–	(b)

Total R1 Shares	1,621	100		98	100

Class R2 Shares
Issued	235,207	172		104,151	572
Reinvested	598	–	(b)	231	–	(b)
Redeemed	(2,212)	–		(9,342)	–

Total R2 Shares	233,593	172		95,040	572

Institutional Service Class Shares
Issued	32	100		18	100
Reinvested	2	–	(b)	1	–	(b)

Total Institutional Service Class Shares	34	100		19	100

Institutional Class Shares
Issued	22,529	99,501		3,970	99,501
Reinvested	1,788	373		1,324	377
Redeemed	(10)	–		(5)	–

Total Institutional Class Shares	24,307	99,874		5,289	99,878

Total change in shares:	302,472	100,446		103,605	100,907

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

(b)	Amount less than 1 share.

See accompanying notes to financial statements.

80 Semiannual Report 2008

Statements of Changes in Net Assets

	Nationwide Destination 2050 Fund		Nationwide Retirement Income Fund

	Six Months Ended	Period Ended	Six Months Ended	Period Ended
	April 30, 2008	October 31, 2007 (a)	April 30, 2008	October 31, 2007 (a)
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$11,783	$3,574	$25,122	$6,577
Net realized gains on investment transactions	27,284	855	18,062	527
Net change in unrealized appreciation/(depreciation) on investments	(113,752)	90,755	(23,795)	30,886

Change in net assets resulting from operations	(74,685)	95,184	19,389	37,990

Distributions to Shareholders From:
Net investment income:
Class A	(1,353)	(3)	(102)	(3)
Class C	(17)	(3)	(14)	(3)
Class R1	(19)	(3)	(14)	(3)
Class R2	(1,819)	(3)	(5,563)	(3)
Institutional Service Class	(20)	(4)	(18)	(4)
Institutional Class	(21,875)	(3,874)	(19,634)	(3,846)
Net realized gains:
Class A	(26)	–	(1)	–
Class C	(1)	–	(1)	–
Class R1	(1)	–	(1)	–
Class R2	(9)	–	(57)	–
Institutional Service Class	(1)	–	–	–
Institutional Class	(509)	–	(468)	–

Change in net assets from shareholder distributions	(25,650)	(3,890)	(25,873)	(3,862)

Change in net assets from capital transactions	994,494	1,070,930	1,582,483	1,003,862

Change in net assets	894,159	1,162,224	1,575,999	1,037,990

Net Assets:
Beginning of period	1,162,224	–	1,037,990	–

End of period	$2,056,383	$1,162,224	$2,613,989	$1,037,990

Accumulated net investment income (loss) at end of period	$(13,320)	$–	$2,496	$2,719

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$133,276	$51,941	$18,137	$1,000
Dividends reinvested	1,379	3	103	3
Cost of shares redeemed	(100)	–	–	–

Total Class A	134,555	51,944	18,240	1,003

Class C Shares
Proceeds from shares issued	8,868	1,000	–	1,000
Dividends reinvested	18	3	15	3

Total Class C	8,886	1,003	15	1,003

Class R1 Shares
Proceeds from shares issued	1,742	1,000	–	1,000
Dividends reinvested	20	3	15	3

Total Class R1	1,762	1,003	15	1,003

See accompanying notes to financial statements.

2008 Semiannual Report 81

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2050 Fund			Nationwide Retirement Income Fund

	Six Months Ended	Period Ended		Six Months Ended	Period Ended
	April 30, 2008	October 31, 2007 (a)		April 30, 2008	October 31, 2007 (a)
	(Unaudited)			(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$782,307	$13,054		$1,396,655	$1,000
Dividends reinvested	1,828	3		5,620	3
Cost of shares redeemed	(7,112)	(1)		(25,925)	–

Total Class R2	777,023	13,056		1,376,350	1,003

Institutional Service Class Shares
Proceeds from shares issued	24,335	1,000		167,742	1,000
Dividends reinvested	21	4		18	4
Cost of shares redeemed	(4)	–		(3)	–

Total Institutional Service Class	24,352	1,004		167,757	1,004

Institutional Class Shares
Proceeds from shares issued	25,573	999,048		4	995,000
Dividends reinvested	22,384	3,874		20,102	3,846
Cost of shares redeemed	(41)	(2)		–	–

Total Institutional Class	47,916	1,002,920		20,106	998,846

Change in net assets from capital transactions:	$994,494	$1,070,930		$1,582,483	$1,003,862

SHARE TRANSACTIONS:
Class A Shares
Issued	14,328	4,905		1,786	100
Reinvested	139	–	(b)	10	–	(b)
Redeemed	(10)	–		–	–

Total Class A Shares	14,457	4,905		1,796	100

Class C Shares
Issued	948	100		–	100
Reinvested	2	–	(b)	1	–	(b)

Total Class C Shares	950	100		1	100

Class R1 Shares
Issued	191	100		–	100
Reinvested	2	–	(b)	1	–	(b)

Total R1 Shares	193	100		1	100

Class R2 Shares
Issued	83,509	1,216		137,011	100
Reinvested	193	–	(b)	554	–	(b)
Redeemed	(744)	–		(2,563)	–

Total R2 Shares	82,958	1,216		135,002	100

Institutional Service Class Shares
Issued	2,514	100		16,381	100
Reinvested	2	–	(b)	2	–	(b)

Total Institutional Service Class Shares	2,516	100		16,383	100

Institutional Class Shares
Issued	2,695	99,880		–	99,501
Reinvested	2,226	373		1,975	380
Redeemed	(4)	–	(b)	–	–

Total Institutional Class Shares	4,917	100,253		1,975	99,881

Total change in shares:	105,991	106,674		155,158	100,381

(a)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

(b)	Amount less than 1 share.

See accompanying notes to financial statements.

82 Semiannual Report 2008

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Destination 2010 Fund

		Investment Activities					Distributions						Ratios / Supplemental Data

					Net Realized											Ratio of
					and										Ratio of Net	Expenses
	Net Asset				Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net			Gains	from	Net	Net		Net Asset			at End of	Expenses	Income	Reimbursements)
	Beginning	Investment			(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	Income			Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.54	0.09			(0.42)	(0.33)	(0.14)	(0.03)	(0.17)	$10.04	(3.19%	)	$228	0.83%	1.87%	1.00%	21.71%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03			0.54	0.57	(0.03)	–	(0.03)	$10.54	5.74%		$8	0.90%	1.48%	1.36%	6.28%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.53	0.11			(0.48)	(0.37)	(0.10)	(0.03)	(0.13)	$10.03	(3.53%	)	$1	1.36%	2.16%	1.36%	21.71%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04			0.52	0.56	(0.03)	–	(0.03)	$10.53	5.61%		$1	1.42%	2.01%	1.42%	6.28%

Class R1 Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.53	0.08			(0.45)	(0.37)	(0.11)	(0.03)	(0.14)	$10.02	(3.54%	)	$454	1.23%	1.58%	1.40%	21.71%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04			0.52	0.56	(0.03)	–	(0.03)	$10.53	5.61%		$1	1.42%	2.01%	1.42%	6.28%

Class R2 Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.53	0.09			(0.44)	(0.35)	(0.13)	(0.03)	(0.16)	$10.02	(3.30%	)	$2,524	1.08%	1.91%	1.25%	21.71%
Period Ended October 31, 2007 (f)(g)	$10.00	–	(h	)	0.56	0.56	(0.03)	–	(0.03)	$10.53	5.64%		$79	1.08%	0.05%	1.24%	6.28%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.54	0.14			(0.49)	(0.35)	(0.13)	(0.03)	(0.16)	$10.03	(3.29%	)	$1	0.72%	2.80%	0.72%	21.71%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05			0.53	0.58	(0.04)	–	(0.04)	$10.54	5.76%		$1	0.71%	2.69%	0.71%	6.28%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.54	0.16			(0.48)	(0.32)	(0.15)	(0.03)	(0.18)	$10.04	(3.03%	)	$1,190	0.33%	3.16%	0.50%	21.71%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05			0.53	0.58	(0.04)	–	(0.04)	$10.54	5.79%		$1,060	0.33%	3.02%	0.50%	6.28%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.
(h)	The amount is less than $0.005.

See accompanying notes to financial statements.

2008 Semiannual Report 83

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Destination 2015 Fund

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net		Net Asset			at End of	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.56	0.12	(0.53)	(0.41)	(0.12)	(0.01)	(0.13)	$10.02	(3.89%	)	$286	0.83%	2.49%	1.00%	16.96%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.54	0.59	(0.03)	–	(0.03)	$10.56	5.94%		$1	1.06%	2.92%	1.77%	1.12%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.55	0.10	(0.52)	(0.42)	(0.10)	(0.01)	(0.11)	$10.02	(4.05%	)	$3	1.34%	2.03%	1.49%	16.96%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.55	0.58	(0.03)	–	(0.03)	$10.55	5.81%		$1	1.42%	1.86%	1.42%	1.12%

Class R1 Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.55	0.09	(0.51)	(0.42)	(0.11)	(0.01)	(0.12)	$10.01	(4.02%	)	$172	1.23%	1.76%	1.40%	16.96%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.55	0.58	(0.03)	–	(0.03)	$10.55	5.81%		$1	1.42%	1.86%	1.42%	1.12%

Class R2 Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.56	0.10	(0.52)	(0.42)	(0.12)	(0.01)	(0.13)	$10.01	(3.98%	)	$4,482	1.08%	2.02%	1.25%	16.96%
Period Ended October 31, 2007 (f)(g)	$10.00	0.21	0.38	0.59	(0.03)	–	(0.03)	$10.56	5.94%		$1	1.06%	11.57%	1.06%	1.12%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.56	0.03	(0.42)	(0.39)	(0.12)	(0.01)	(0.13)	$10.04	(3.76%	)	$832	0.59%	0.53%	0.75%	16.96%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.55	0.60	(0.04)	–	(0.04)	$10.56	5.97%		$1	0.71%	2.57%	0.71%	1.12%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.56	0.15	(0.51)	(0.36)	(0.14)	(0.01)	(0.15)	$10.05	(3.50%	)	$1,403	0.33%	2.95%	0.50%	16.96%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.55	0.60	(0.04)	–	(0.04)	$10.56	6.00%		$1,055	0.33%	2.91%	0.50%	1.12%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

See accompanying notes to financial statements.

84 Semiannual Report 2008

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Destination 2020 Fund

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net		Net Asset			at End of	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$10.60	0.09	(0.58)	(0.49)	(0.12)	(0.01)	(0.13)	$9.98	(4.69%	)	$1,886	0.83%	1.95%	1.00%	11.64%
Period Ended October 31, 2007(f)(g)	$10.00	0.01	0.62	0.63	(0.03)	–	(0.03)	$10.60	6.35%		$47	0.85%	0.36%	1.09%	1.99%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$10.59	0.07	(0.60)	(0.53)	(0.07)	(0.01)	(0.08)	$9.98	(4.99%	)	$1	1.37%	1.38%	1.37%	11.64%
Period Ended October 31, 2007(f)(g)	$10.00	0.03	0.59	0.62	(0.03)	–	(0.03)	$10.59	6.22%		$1	1.41%	1.62%	1.41%	1.99%

Class R1 Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$10.59	0.08	(0.58)	(0.50)	(0.09)	(0.01)	(0.10)	$9.99	(4.79%	)	$402	1.23%	1.68%	1.40%	11.64%
Period Ended October 31, 2007(f)(g)	$10.00	0.03	0.59	0.62	(0.03)	–	(0.03)	$10.59	6.22%		$1	1.41%	1.62%	1.41%	1.99%

Class R2 Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$10.60	0.08	(0.58)	(0.50)	(0.12)	(0.01)	(0.13)	$9.97	(4.78%	)	$6,587	1.08%	1.74%	1.25%	11.64%
Period Ended October 31, 2007(f)(g)	$10.00	0.01	0.62	0.63	(0.03)	–	(0.03)	$10.60	6.35%		$14	0.88%	0.47%	1.03%	1.99%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$10.60	0.01	(0.50)	(0.49)	(0.11)	(0.01)	(0.12)	$9.99	(4.66%	)	$724	0.59%	0.26%	0.75%	11.64%
Period Ended October 31, 2007(f)(g)	$10.00	0.04	0.60	0.64	(0.04)	–	(0.04)	$10.60	6.38%		$1	0.71%	2.33%	0.71%	1.99%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$10.60	0.13	(0.59)	(0.46)	(0.13)	(0.01)	(0.14)	$10.00	(4.40%	)	$1,308	0.33%	2.69%	0.50%	11.64%
Period Ended October 31, 2007(f)(g)	$10.00	0.05	0.59	0.64	(0.04)	–	(0.04)	$10.60	6.40%		$1,059	0.33%	2.79%	0.50%	1.99%

(a)Excludes sales charge.

(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

See accompanying notes to financial statements.

2008 Semiannual Report 85

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Destination 2025 Fund

		Investment Activities			Distributions							Ratios / Supplemental Data

			Net Realized												Ratio of
			and											Ratio of Net	Expenses
	Net Asset		Unrealized	Total								Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net			Net Asset			at End of	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized		Total	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains		Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.64	0.09	(0.67)	(0.58)	(0.12)	–	(h)	(0.12)	$9.94	(5.47%	)	$496	0.83%	1.89%	1.00%	13.15%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01	0.66	0.67	(0.03)	–		(0.03)	$10.64	6.74%		$14	0.88%	0.37%	1.23%	0.96%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.64	0.06	(0.68)	(0.62)	(0.09)	–	(h)	(0.09)	$9.93	(5.82%	)	$15	1.34%	1.28%	1.50%	13.15%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.64	0.67	(0.03)	–		(0.03)	$10.64	6.72%		$1	1.41%	1.50%	1.41%	0.96%

Class R1 Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.64	0.05	(0.67)	(0.62)	(0.09)	–	(h)	(0.09)	$9.93	(5.85%	)	$884	1.23%	1.05%	1.40%	13.15%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.64	0.67	(0.03)	–		(0.03)	$10.64	6.72%		$1	1.41%	1.50%	1.41%	0.96%

Class R2 Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.65	0.07	(0.68)	(0.61)	(0.11)	–	(h)	(0.11)	$9.93	(5.67%	)	$6,169	1.08%	1.46%	1.25%	13.15%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.65	0.68	(0.03)	–		(0.03)	$10.65	6.84%		$1	1.06%	1.86%	1.06%	0.96%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.65	0.01	(0.61)	(0.60)	(0.11)	–	(h)	(0.11)	$9.94	(5.60%	)	$275	0.60%	0.26%	0.75%	13.15%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.65	0.69	(0.04)	–		(0.04)	$10.65	6.87%		$1	0.70%	2.21%	0.70%	0.96%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.65	0.12	(0.69)	(0.57)	(0.13)	–	(h)	(0.13)	$9.95	(5.34%	)	$1,337	0.33%	2.40%	0.50%	13.15%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.64	0.69	(0.04)	–		(0.04)	$10.65	6.90%		$1,064	0.33%	2.57%	0.50%	0.96%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.
(h)	The amount is less than $0.005.

See accompanying notes to financial statements.

86 Semiannual Report 2008

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Destination 2030 Fund

		Investment Activities					Distributions					Ratios / Supplemental Data

					Net Realized										Ratio of
					and									Ratio of Net	Expenses
	Net Asset	Net			Unrealized	Total						Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment			Gains	from	Net	Net		Net Asset		at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income			(Losses) on	Investment	Investment	Realized	Total	Value, End	Total	Period	to Average	to Average	to Average	Portfolio
	of Period	(Loss)			Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.72	0.09			(0.79)	(0.70)	(0.10)	(0.02)	(0.12)	$9.90	(6.56%)	$1,240	0.83%	1.78%	1.00%	17.58%
Period Ended October 31, 2007 (f)(g)	$10.00	–	(h	)	0.75	0.75	(0.03)	–	(0.03)	$10.72	7.54%	$25	0.88%	0.05%	1.19%	8.45%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.72	0.03			(0.76)	(0.73)	(0.08)	(0.02)	(0.10)	$9.89	(6.84%)	$16	1.34%	0.55%	1.49%	17.58%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02			0.73	0.75	(0.03)	–	(0.03)	$10.72	7.52%	$1	1.40%	1.36%	1.40%	8.45%

Class R1 Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.72	0.04			(0.76)	(0.72)	(0.08)	(0.02)	(0.10)	$9.90	(6.75%)	$52	1.23%	0.83%	1.40%	17.58%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02			0.73	0.75	(0.03)	–	(0.03)	$10.72	7.52%	$1	1.40%	1.37%	1.40%	8.45%

Class R2 Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.72	0.07			(0.78)	(0.71)	(0.10)	(0.02)	(0.12)	$9.89	(6.68%)	$4,475	1.08%	1.40%	1.25%	17.58%
Period Ended October 31, 2007 (f)(g)	$10.00	(0.01)			0.76	0.75	(0.03)	–	(0.03)	$10.72	7.54%	$98	1.08%	(0.51%)	1.24%	8.45%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.73	0.01			(0.72)	(0.71)	(0.09)	(0.02)	(0.11)	$9.91	(6.61%)	$145	0.60%	0.29%	0.75%	17.58%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04			0.73	0.77	(0.04)	–	(0.04)	$10.73	7.67%	$1	0.70%	2.07%	0.70%	8.45%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.73	0.11			(0.79)	(0.68)	(0.11)	(0.02)	(0.13)	$9.92	(6.36%)	$1,598	0.33%	2.15%	0.50%	17.58%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04			0.73	0.77	(0.04)	–	(0.04)	$10.73	7.70%	$1,072	0.33%	2.34%	0.50%	8.45%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.
(h)	The amount is less than $0.005.

See accompanying notes to financial statements.

2008 Semiannual Report 87

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Destination 2035 Fund

		Investment Activities					Distributions						Ratios / Supplemental Data

					Net Realized											Ratio of
					and										Ratio of Net	Expenses
	Net Asset				Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net			Gains	from	Net	Net		Net Asset			at End of	Expenses	Income	Reimbursements)
	Beginning	Investment			(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	Income			Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.76	0.07			(0.89)	(0.82)	(0.16)	(0.01)	(0.17)	$9.77	(7.70%	)	$242	0.83%	1.47%	1.00%	11.88%
Period Ended October 31, 2007 (f)(g)	$10.00	–	(h	)	0.79	0.79	(0.03)	–	(0.03)	$10.76	7.95%		$28	0.87%	0.10%	1.15%	0.85%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.75	0.02			(0.86)	(0.84)	(0.15)	(0.01)	(0.16)	$9.75	(7.91%	)	$11	1.34%	0.36%	1.50%	11.88%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02			0.76	0.78	(0.03)	–	(0.03)	$10.75	7.82%		$1	1.40%	1.24%	1.42%	0.85%

Class R1 Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.75	0.04			(0.88)	(0.84)	(0.13)	(0.01)	(0.14)	$9.77	(7.84%	)	$49	1.23%	0.86%	1.40%	11.88%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02			0.76	0.78	(0.03)	–	(0.03)	$10.75	7.82%		$1	1.40%	1.24%	1.42%	0.85%

Class R2 Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.75	0.04			(0.87)	(0.83)	(0.16)	(0.01)	(0.17)	$9.75	(7.79%	)	$3,679	1.08%	0.90%	1.25%	11.88%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03			0.75	0.78	(0.03)	–	(0.03)	$10.75	7.85%		$1	1.05%	1.80%	1.07%	0.85%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.76	0.01			(0.83)	(0.82)	(0.16)	(0.01)	(0.17)	$9.77	(7.73%	)	$114	0.61%	0.23%	0.75%	11.88%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03			0.77	0.80	(0.04)	–	(0.04)	$10.76	7.98%		$1	0.70%	1.93%	0.72%	0.85%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.76	0.10			(0.90)	(0.80)	(0.17)	(0.01)	(0.18)	$9.78	(7.48%	)	$1,362	0.33%	2.09%	0.50%	11.88%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04			0.76	0.80	(0.04)	–	(0.04)	$10.76	8.00%		$1,075	0.33%	2.28%	0.50%	0.85%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.
(h)	The amount is less than $0.005.

See accompanying notes to financial statements.

88 Semiannual Report 2008

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Destination 2040 Fund

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net		Net Asset			at End of	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.80	0.08	(1.01)	(0.93)	(0.16)	(0.01)	(0.17)	$9.70	(8.73%	)	$417	0.83%	1.72%	1.00%	9.34%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.81	0.83	(0.03)	–	(0.03)	$10.80	8.35%		$1	0.98%	1.11%	1.51%	1.45%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.81	0.05	(1.01)	(0.96)	(0.11)	(0.01)	(0.12)	$9.73	(8.91%	)	$1	1.37%	1.08%	1.38%	9.34%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	–	(0.03)	$10.81	8.42%		$1	1.40%	1.13%	1.45%	1.45%

Class R1 Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.81	0.02	(0.98)	(0.96)	(0.12)	(0.01)	(0.13)	$9.72	(8.92%	)	$17	1.24%	0.46%	1.41%	9.34%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	–	(0.03)	$10.81	8.42%		$1	1.40%	1.13%	1.45%	1.45%

Class R2 Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.81	0.05	(0.99)	(0.94)	(0.16)	(0.01)	(0.17)	$9.70	(8.80%	)	$2,267	1.08%	0.97%	1.25%	9.34%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02	0.82	0.84	(0.03)	–	(0.03)	$10.81	8.45%		$2	1.07%	1.09%	1.19%	1.45%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.81	0.08	(1.00)	(0.92)	(0.15)	(0.01)	(0.16)	$9.73	(8.59%	)	$1	0.73%	1.69%	0.75%	9.34%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03	0.82	0.85	(0.04)	–	(0.04)	$10.81	8.48%		$1	0.70%	1.83%	0.75%	1.45%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.82	0.10	(1.01)	(0.91)	(0.17)	(0.01)	(0.18)	$9.73	(8.52%	)	$1,209	0.33%	1.98%	0.50%	9.34%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.82	0.86	(0.04)	–	(0.04)	$10.82	8.61%		$1,080	0.33%	2.10%	0.50%	1.45%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

See accompanying notes to financial statements.

2008 Semiannual Report 89

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Destination 2045 Fund

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net		Net Asset			at End	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		of Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$10.87	0.07	(1.08)	(1.01)	(0.11)	(0.01)	(0.12)	$9.74	(9.35%	)	$32	0.83%	1.42%	1.03%	18.07%
Period Ended October 31, 2007(f)(g)	$10.00	0.02	0.88	0.90	(0.03)	–	(0.03)	$10.87	9.06%		$2	0.85%	1.32%	1.26%	1.44%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$10.86	0.04	(1.09)	(1.05)	(0.07)	(0.01)	(0.08)	$9.73	(9.70%	)	$1	1.38%	0.86%	1.38%	18.07%
Period Ended October 31, 2007(f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.93%		$1	1.40%	0.90%	1.48%	1.44%

Class R1 Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$10.86	0.03	(1.08)	(1.05)	(0.08)	(0.01)	(0.09)	$9.72	(9.72%	)	$2	1.44%	0.65%	1.60%	18.07%
Period Ended October 31, 2007(f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.93%		$1	1.40%	0.90%	1.48%	1.44%

Class R2 Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$10.86	0.04	(1.07)	(1.03)	(0.11)	(0.01)	(0.12)	$9.71	(9.50%	)	$928	1.08%	0.95%	1.25%	18.07%
Period Ended October 31, 2007(f)(g)	$10.00	0.02	0.87	0.89	(0.03)	–	(0.03)	$10.86	8.96%		$6	1.05%	1.25%	1.14%	1.44%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$10.86	0.07	(1.08)	(1.01)	(0.11)	(0.01)	(0.12)	$9.73	(9.39%	)	$1	0.75%	1.49%	0.75%	18.07%
Period Ended October 31, 2007(f)(g)	$10.00	0.03	0.87	0.90	(0.04)	–	(0.04)	$10.86	8.98%		$1	0.70%	1.59%	0.79%	1.44%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$10.87	0.09	(1.09)	(1.00)	(0.12)	(0.01)	(0.13)	$9.74	(9.22%	)	$1,024	0.33%	1.90%	0.50%	18.07%
Period Ended October 31, 2007(f)(g)	$10.00	0.04	0.87	0.91	(0.04)	–	(0.04)	$10.87	9.11%		$1,085	0.33%	2.01%	0.50%	1.44%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.

See accompanying notes to financial statements.

90 Semiannual Report 2008

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Destination 2050 Fund

		Investment Activities				Distributions						Ratios / Supplemental Data

				Net Realized										Ratio of Net	Ratio of
				and										Investment	Expenses
	Net Asset	Net		Unrealized	Total							Net Assets	Ratio of	Income	(Prior to
	Value,	Investment		Gains	from	Net	Net		Net Asset			at End of	Expenses	(Loss) to	Reimbursements)
	Beginning	Income		(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	Average	to Average	Portfolio
	of Period	(Loss)		Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.89	0.06		(1.07)	(1.01)	(0.20)	(0.01)	(0.21)	$9.67	(9.38%	)	$187	0.83%	1.37%	1.00%	13.34%
Period Ended October 31, 2007 (f)(g)	$10.00	(0.01)		0.93	0.92	(0.03)	–	(0.03)	$10.89	9.25%		$53	0.86%	(0.30%)	1.08%	0.82%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.88	–	(h)	(1.03)	(1.03)	(0.17)	(0.01)	(0.18)	$9.67	(9.63%	)	$10	1.41%	0.04%	1.50%	13.34%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02		0.89	0.91	(0.03)	–	(0.03)	$10.88	9.13%		$1	1.39%	0.87%	1.49%	0.82%

Class R1 Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.88	0.04		(1.08)	(1.04)	(0.17)	(0.01)	(0.18)	$9.66	(9.64%	)	$3	1.25%	0.77%	1.38%	13.34%
Period Ended October 31, 2007 (f)(g)	$10.00	0.02		0.89	0.91	(0.03)	–	(0.03)	$10.88	9.13%		$1	1.39%	0.87%	1.49%	0.82%

Class R2 Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.89	0.03		(1.06)	(1.03)	(0.20)	(0.01)	(0.21)	$9.65	(9.56%	)	$813	1.07%	0.70%	1.24%	13.34%
Period Ended October 31, 2007 (f)(g)	$10.00	0.01		0.91	0.92	(0.03)	–	(0.03)	$10.89	9.25%		$13	1.06%	0.62%	1.17%	0.82%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.89	0.03		(1.03)	(1.00)	(0.20)	(0.01)	(0.21)	$9.68	(9.30%	)	$25	0.65%	0.54%	0.75%	13.34%
Period Ended October 31, 2007 (f)(g)	$10.00	0.03		0.90	0.93	(0.04)	–	(0.04)	$10.89	9.28%		$1	0.70%	1.57%	0.79%	0.82%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.90	0.10		(1.09)	(0.99)	(0.22)	(0.01)	(0.23)	$9.68	(9.23%	)	$1,018	0.33%	2.09%	0.50%	13.34%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04		0.90	0.94	(0.04)	–	(0.04)	$10.90	9.41%		$1,092	0.33%	1.98%	0.50%	0.82%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.
(h)	The amount is less than $0.005.

See accompanying notes to financial statements.

2008 Semiannual Report 91

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Retirement Income Fund

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net			Net Asset		at End of	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized		Total	Value, End	Total	Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains		Distributions	of Period	Return (a)(b)	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.33	0.14	(0.05)	0.09	(0.17)	–	(h)	(0.17)	$10.25	0.91%	$19	0.82%	2.79%	1.04%	12.78%
Period Ended October 31, 2007 (f)(g)	$10.00	0.06	0.30	0.36	(0.03)	–		(0.03)	$10.33	3.64%	$1	1.07%	3.18%	1.79%	1.03%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.32	0.15	(0.10)	0.05	(0.14)	–	(h)	(0.14)	$10.23	0.58%	$1	1.36%	2.99%	1.36%	12.78%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.30	0.35	(0.03)	–		(0.03)	$10.32	3.51%	$1	1.43%	2.59%	1.43%	1.03%

Class R1 Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.32	0.16	(0.10)	0.06	(0.14)	–	(h)	(0.14)	$10.24	0.68%	$1	1.26%	3.09%	1.26%	12.78%
Period Ended October 31, 2007 (f)(g)	$10.00	0.04	0.30	0.34	(0.03)	–		(0.03)	$10.32	3.51%	$1	1.43%	2.59%	1.43%	1.03%

Class R2 Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.33	0.15	(0.09)	0.06	(0.18)	–	(h)	(0.18)	$10.21	0.67%	$1,380	1.08%	2.89%	1.25%	12.78%
Period Ended October 31, 2007 (f)(g)	$10.00	0.05	0.31	0.36	(0.03)	–		(0.03)	$10.33	3.64%	$1	1.07%	2.95%	1.07%	1.03%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.33	0.08	0.01	0.09	(0.18)	–	(h)	(0.18)	$10.24	0.92%	$169	0.61%	1.63%	0.74%	12.78%
Period Ended October 31, 2007 (f)(g)	$10.00	0.06	0.31	0.37	(0.04)	–		(0.04)	$10.33	3.67%	$1	0.72%	3.31%	0.72%	1.03%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$10.34	0.21	(0.10)	0.11	(0.20)	–	(h)	(0.20)	$10.25	1.09%	$1,044	0.33%	4.04%	0.50%	12.78%
Period Ended October 31, 2007 (f)(g)	$10.00	0.07	0.31	0.38	(0.04)	–		(0.04)	$10.34	3.79%	$1,033	0.33%	3.74%	0.50%	1.03%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from August 30, 2007 (commencement of operations) through October 31, 2007.
(h)	The amount is less than $0.005.

See accompanying notes to financial statements.

92 Semiannual Report 2008

Notes to Financial Statements
April 30, 2008 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2008, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates sixty-two (62) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the ten (10) funds listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Destination 2010 Fund (“Destination 2010”)
-	Nationwide Destination 2015 Fund (“Destination 2015”)
-	Nationwide Destination 2020 Fund (“Destination 2020”)
-	Nationwide Destination 2025 Fund (“Destination 2025”)
-	Nationwide Destination 2030 Fund (“Destination 2030”)
-	Nationwide Destination 2035 Fund (“Destination 2035”)
-	Nationwide Destination 2040 Fund (“Destination 2040”)
-	Nationwide Destination 2045 Fund (“Destination 2045”)
-	Nationwide Destination 2050 Fund (“Destination 2050”)
-	Nationwide Retirement Income Fund (“Retirement Income”)

Each of the Funds is constructed as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2. Summary of Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which the Funds invest are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock Exchange (usually at 4 p.m. Eastern time). Underlying Funds generally value securities and assets at fair value.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

2008 Semiannual Report 93

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid quarterly for the Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(d)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Accordingly, the Funds were required to implement FIN 48 in their net asset value per share (NAV) calculations on April 30, 2008. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Funds’ current financial statements. Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Funds’ taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to each Fund’s NAV and financial statements.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all funds within the Trust. For each Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA” or the “Adviser”) manages the investment of the assets and supervises the daily business affairs of the Funds. NFA is a wholly-owned

94 Semiannual Report 2008

subsidiary of Nationwide Financial Services, Inc. (“NFS”), whose parent company is Nationwide Corporation. Under the terms of the Investment Advisory Agreement, each Fund pays NFA a unified management fee of 0.50% of the Fund’s average daily net assets. Out of that fee, NFA pays substantially all of the expenses of managing and operating a Fund except Rule 12b-1 fees, administrative services fees, the cost of investment securities or other investment assets, taxes, interest, brokerage fees, short-sale dividend expenses, the cost of share certificates representing shares of the Trust, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, and expenses incurred by a Fund in connection with any merger or reorganization or any other expenses not incurred in the ordinary course of a Fund’s business.

NFA and the Funds have entered into a written contract under which the NFA has agreed to waive an amount equal to 0.15% of the amount payable to it under Management Fees at least through February 28, 2009.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of Class A, Class C, Class R1, and Class R2 shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors Inc. (“NFSDI”). NFSDI is a wholly-owned subsidiary of NFS. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A shares, 1.00% for Class C shares, 0.65% for Class R1 shares, and 0.50% for Class R2 shares.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, NFD pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A shares of the Funds. The contingent deferred sales charges (“CDSC”) of 0.50%, if applicable, will be imposed on redemptions of Class A shares made within 18 months of the purchase if no sales charges were paid pm the original purchase and a finders fee was paid. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares made within one year of purchase. For the six months ended April 30, 2008, NFD received commissions of $3,002 from front-end sales charges of Class A shares and from CDSC fees from Class C shares of the Funds, of which $390 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds, and serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The Funds do not pay a fee for these services.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R1, Class R2, and Institutional Service Class shares of each of the Funds.

2008 Semiannual Report 95

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

For the six months ended April 30, 2008, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount

Destination 2010	$295

Destination 2020	771

Destination 2030	980

Destination 2040	274

Destination 2050	82

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Board of Trustees and the Trust, the Board of Trustees has agreed to reimburse NFA for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2008, the Funds’ portion of such costs amounted to $0.

As of April 30, 2008, the Adviser or affiliates of the Adviser directly held the percentage indicated below of the shares outstanding of the applicable Fund:

% of Shares
Outstanding
Fund	Owned

Destination 2010	23%

Destination 2015	14%

Destination 2020	9%

Destination 2025	11%

Destination 2030	13%

Destination 2035	18%

Destination 2040	25%

Destination 2045	50%

Destination 2050	48%

Retirement Income	40%

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be shown on the Statement of Operations. No compensating balances were required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 24, 2008, with a commitment fee of 0.07% per year on $100,000,000. The Board of Trustees has approved a one-month extension beyond the date of expiration for the Funds’ current line of credit, as well as a one-year renewal to begin at the expiration of such extension. There are four (4) other lenders participating in this arrangement. Advances under this arrangement would be taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. There were no borrowings under this line of credit during the six months ended April 30, 2008.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody

96 Semiannual Report 2008

account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

Purchases and sales of Underlying Funds for the six months ended April 30, 2008, were as follows:

Fund	Purchases	Sales

Destination 2010	$3,765,425	$504,647

Destination 2015	6,633,652	546,822

Destination 2020	10,248,159	557,188

Destination 2025	8,718,119	616,469

Destination 2030	7,095,663	710,734

Destination 2035	4,716,121	334,782

Destination 2040	3,072,977	196,039

Destination 2045	1,241,859	243,721

Destination 2050	1,187,402	184,706

Retirement Income	1,778,806	190,301

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

7. New Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on each Fund’s financial statements and related disclosures.

2008 Semiannual Report 97

Notes to Financial Statements (Continued)
April 30, 2008 (Unaudited)

8. Federal Tax Information

As of April 30, 2008, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Destination 2010	$4,376,141	$24,125	$(829)	$23,296

Destination 2015	7,105,726	63,315	(3,421)	59,894

Destination 2020	10,752,752	133,066	(5,817)	127,249

Destination 2025	9,139,641	77,478	(39,823)	37,655

Destination 2030	7,537,822	33,245	(41,719)	(8,474)

Destination 2035	5,430,814	46,689	(17,325)	29,364

Destination 2040	3,894,945	39,301	(22,191)	17,110

Destination 2045	2,019,146	11,918	(41,067)	(29,149)

Destination 2050	2,084,763	6,524	(36,137)	(29,613)

Retirement Income	2,607,864	19,649	(13,642)	6,007

98 Semiannual Report 2008

Management Information
(Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of
	Position(s) Held		Portfolios in the
	with the Trust		Nationwide Fund	Other
Name, Address	and Length of	Principal Occupation(s)	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	120	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting group) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	120	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	120	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST, a global management consulting firm.	120	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	120	None

2008 Semiannual Report 99

Management Information (Continued)
(Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of
	Position(s) Held		Portfolios in the
	with the Trust		Nationwide Fund	Other
Name, Address	and Length of	Principal Occupation(s)	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 - 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	120	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts; Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation .	120	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004[4]	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	120	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	120	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFA, the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, are wholly-owned subsidiaries of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.
4	Mr. McCarthy resigned from the Board of Trustees as of April 2, 2008.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

100 Semiannual Report 2008

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of
	Position(s) Held		Portfolios in the
	with the Trust and	Principal	Nationwide Fund	Other Directorships
Name, Address	Length of Time	Occupation(s)	Complex Overseen by	Held by
and Year of Birth	Served[1]	During Past 5 Years	Trustee	Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	120	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

Stephen T. Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer since January 2008[4]
Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA, [2] Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007
Mr. Finelli is the Principal Financial Officer and Senior Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]
			N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

2008 Semiannual Report 101

Management Information (Continued)
(Unaudited)

Number of
	Position(s) Held		Portfolios in the
	with the Trust and	Principal	Nationwide Fund	Other Directorships
Name, Address	Length of Time	Occupation(s)	Complex Overseen by	Held by
and Year of Birth	Served[1]	During Past 5 Years	Trustee	Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007). [2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008
Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008). [2] From January 2006 through April 2007, Mr. Butler was Vice President - Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President - Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006
			N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. Prior to that, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

102 Semiannual Report 2008

SemiannualReport
April 30, 2008 (Unaudited)

Contents

1	Message to Shareholders

Optimal Allocations Series
4	Nationwide Optimal Allocations Fund: Growth
12	Nationwide Optimal Allocations Fund: Moderate Growth
20	Nationwide Optimal Allocations Fund: Moderate
28	Nationwide Optimal Allocations Fund: Specialty
35	Nationwide Optimal Allocations Fund: Defensive

63	Notes to Financial Statements

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.
The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on nationwidefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.
Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders
April 30, 2008

Special Note to Shareholders: The Funds in this report were reorganized as Aberdeen Funds on June 23, 2008. You have received this report from Nationwide Funds Group because the Funds were held in the Nationwide Mutual Funds trust on the date of this report, April 30, 2008.

Dear Shareholder:

As I write this letter to accompany our semiannual reports, it’s clear that the markets and the economy have continued to create significant headwinds for investors. With skyrocketing fuel prices, fallout from the subprime mortgage crisis, a sharp decline in the relative value of the U.S. dollar and renewed fears about economic recession, challenging conditions abound for investors and money managers alike.

Market Review

To give you some market context, the major stock-market indexes performed poorly during the six-month reporting period that ended April 30, 2008. Large-capitalization stocks fell sharply as the Standard & Poor’s 500® (S&P 500) Index registered -9.64% for the reporting period. No relief was in sight in the growth or value segments of the market; the Russell 1000® Growth Index and the Russell 1000® Value Index registered -9.28% and -9.83%, respectively. The reporting period ended on a note of optimism, however, as each of these equity indexes posted positive returns for the month ended April 30, 2008: 4.87% for the S&P 500 Index, 5.25% for the Russell 1000® Growth Index, and 4.87% for the Russell 1000® Value Index.

The bond markets offered some degree of comfort during the reporting period as the Lehman Brothers (LB) Aggregate Index recorded a 4.08% return, but yields are still significantly below where they were just one year ago.

The rocky markets continue to serve as a stark reminder that sometimes the most prudent defense against market risk may be to diversify across many different asset classes. With Nationwide FundsSM, investors have access to fund choices that include a variety of asset classes and investment styles, and the subadvisers of each fund skillfully navigate the challenges they face in their own particular ways. Each of the portfolio managers or management teams with responsibility for the various Nationwide Funds portfolios contributed commentaries to this semiannual report. In these commentaries, the managers describe the circumstances and market conditions they encountered throughout the semiannual reporting period, and they explain the investment strategies they employed in response.

Award-Winning Fund Family

In more positive news, we were gratified to learn that Nationwide Funds GroupSM (NFG) was recognized as the “Best Fixed Income Fund Family” in the small fund company category at the annual Lipper Fund Awards ceremony held recently in New York City. NFG ranked first out of 73 fund families with less than $28 billion in total net assets during the three-year period ended December 31, 2007. In addition, three Nationwide® mutual funds received Lipper Fund Awards for their category-leading performance.

We’re proud to be acknowledged by Lipper for the strong performance of our mutual funds, and we congratulate and thank our fixed-income subadvisers—Nationwide Asset Management, LLC and Morley Capital Management, Inc.—for their vital contributions. While winning awards is not our primary goal, doing so is one way to validate our mission to help investors pursue their financial goals by selecting the best possible managers for each investment style.

Once again we thank you for entrusting your assets to NFG, and we wish you all the best for the remainder of 2008.

Sincerely,

Stephen T. Grugeon
Chief Operating Officer and Interim President
Nationwide Funds Group

Definitions of the investment-related terms presented in this report may be found on the Funds’ website, nationwidefunds.com/glossary.jsp.

Lipper, a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

The Fixed Income: Small category included 73 fund families with less than $28 billion in total net assets.

2008 Semiannual Report 1

Message to Shareholders
Continued

Lipper determined the award winner by averaging the decile rank of the three-year Consistent Return scores for all of the funds within the eligible group. The fund family with the lowest average decile rank received the award. The first decile is considered the best ranking and the tenth decile is considered the worst.

Consistent Return is a quantitative metric that incorporates two characteristics: risk adjusted return and the strength of the fund’s performance trend. Consistent Return reflects funds’ historical risk-adjusted returns, adjusted for volatility, relative to peers.

Current performance may be either higher or lower than the performance used to determine the award. Although Lipper makes reasonable efforts to ensure the accuracy and reliability of the data, the accuracy is not guaranteed by Lipper.

The Nationwide Optimal Allocations Funds are designed to provide diversification and asset allocation across several types of investment strategies and asset classes, primarily by investing in underlying funds. Each Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations. Each Fund’s underlying funds are subject to specific investment risks such as those associated with a concentrated, market-sector or asset-class-focused portfolio (such as REITs), small companies, international securities, initial public offerings, short selling, short-term trading, bonds and short-term instruments.

The Nationwide Optimal Allocations Fund: Defensive benchmark consists of 35% Standard & Poor’s 500® (S&P 500) Index, 55% Lehman Brothers (LB) U.S. Aggregate Index and 10% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The Nationwide Optimal Allocations Fund: Moderate benchmark consists of 40% Standard & Poor’s 500® (S&P 500) Index, 40% Lehman Brothers (LB) U.S. Aggregate Index and 20% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The Nationwide Optimal Allocations Fund: Moderate Growth (formerly Moderately Aggressive) benchmark consists of 60% Standard & Poor’s 500® (S&P 500) Index, 20% Lehman Brothers (LB) U.S. Aggregate Index and 20% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

The Nationwide Optimal Allocations Fund: Growth (formerly Aggressive) benchmark consists of 70% Standard & Poor’s 500® (S&P 500) Index, 25% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and 5% Lehman Brothers (LB) U.S. Aggregate Index.

The Nationwide Optimal Allocations Fund: Specialty benchmark consists of 70% Standard & Poor’s 500® (S&P 500) Index and 30% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Lehman Brothers (LB) U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Third-party information has been obtained from and is based on sources Nationwide Funds Group deems to be reliable.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

Sales charge and fee information: Nationwide Optimal Allocations Fund: Defensive, Nationwide Optimal Allocations Fund: Moderate, Nationwide Optimal Allocations Fund:

2 Semiannual Report 2008

Moderate Growth, Nationwide Optimal Allocations Fund: Growth and Nationwide Optimal Allocations Fund: Specialty Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

The Funds’ adviser, one of its affiliated advisers, or its employees, may have a position in the securities named in this report. Views expressed within are those of Nationwide Funds Group as of the date noted, are subject to change at any time, and may not come to pass.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities. Portfolio composition is accurate as of the date of this report and is subject to change at any time. There is no assurance that any specific securities mentioned in this report will remain in the Fund’s portfolio. A more recent listing of each Fund’s portfolio holdings can be found on the Trust’s internet site nationwidefunds.com

Ibbotson Associates is a registered investment advisor and wholly owned subsidiary of Morningstar, Inc.

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 1-800-848-0920 to request a prospectus, or download a prospectus at nationwidefunds.com. Please read it carefully before investing any money.

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), Member FINRA. 1200 River Road, Suite 1000, Conshohocken, Pa. 19428. NFD is not affiliated with Ibbotson Associates or Aberdeen Asset Management Inc.

2008 Semiannual Report 3

Nationwide Optimal Allocations Fund: Growth

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Optimal Allocations Fund: Growth (Class A at NAV) registered -8.44% versus -8.79% for its composite benchmark, 70% Standard & Poor’s 500® (S&P 500) Index, 25% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and 5% Lehman Brothers (LB) U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 901 funds as of April 30, 2008) was -10.27% for the same time period.

Can you describe the market environment during the reporting period?

Stocks took a tumble during the six-month reporting period as a worsening subprime mortgage crisis triggered huge losses in a number of financials stocks and threatened to tip the U.S. economy into recession. The largest losses affected mortgage originators as well as companies that invested in securities backed by subprime mortgages and other low-quality debt. Among the latter group was broker-dealer Bear Stearns, which by March was so close to insolvency that the Federal Reserve Board arranged for the company to be bought by JP Morgan Chase & Co. at a fraction of the price the stock had fetched only days earlier. The Federal Reserve facilitated the transaction by providing the buyer with a $29 billion guarantee against possible losses from Bear Stearns assets.

The central bank also tried to jump-start the economy by aggressively cutting short-term interest rates, reducing its federal funds target rate five times during the reporting period. Those five interventions included two large 0.75% reductions — one of these occurring between normally- scheduled Fed meetings as market conditions worsened later in January. When the dust settled, the federal funds target rate stood at 2.00%, down from 4.50% at the start of the reporting period. These and other measures to restore liquidity and boost investor confidence eventually began to take hold. From the Bear Stearns rescue to the end of the reporting period, stocks pared their losses and there was a growing sense that the worst of the crisis had passed.

International stocks also fared poorly; several countries, including Spain, Ireland, and the United Kingdom, were dealing with their own burst housing bubbles. That disappointing performance came despite further weakness in the U.S. dollar, which cushioned the losses of foreign shares. Even emerging market equities lost their luster. China’s stocks, for example, fell by double digits as new leadership there attempted to grapple with surging inflation by imposing tighter credit and price controls.

Performance in the bond market diverged along quality lines for most of the reporting period, with high-quality bonds performing well and lower-quality debt faring poorly due to investors’ risk-averse behavior. Treasuries were solid performers, but high-quality foreign bonds did even better because of the weak U.S. dollar. TIPS (Treasury Inflation Protected Securities) also performed well, benefiting from the flight to quality as well as growing inflationary pressures. In the final six weeks of the reporting period, though, high-yield bonds rallied strongly as investors grew more comfortable with the riskier end of the market.

The Fund is a diversified “fund of funds” designed to serve as an aggressive investor’s total asset-allocation solution. The design was developed by Nationwide Funds with the assistance of consultant Ibbotson Associates, a leading asset-allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to expand the “efficient frontier” — the line on a risk-reward graph that we consider to represent the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, we believe it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The Fund’s asset class allocations are reviewed annually by Ibbotson and Nationwide Funds, and are subject to change. Changes are implemented when we see an opportunity to enhance the overall diversification of the Fund or to actively manage the Fund’s risk-return profile. For example, in March 2008, we closed out the Fund’s position in the Nationwide Micro Cap Equity Fund, given its disappointing risk/return characteristics during the past few years. Capital from this sale was reallocated across the Fund’s existing asset classes. Further, we enhanced the Fund’s diversification by adding an international REIT (real estate investment trust) ETF, using capital from the domestic REIT ETF that the Fund already owned so as not to increase the total REIT exposure. Last of all, a new allocation to the Nationwide Small Cap Growth Opportunities Fund was initiated by trimming our stakes in the Nationwide Small Cap Fund. With these revised asset class allocations established, the Fund will be regularly rebalanced back to these target levels on a quarterly basis.

4 Semiannual Report 2008

Nationwide Optimal Allocations Fund: Growth
Performance of Underlying Investments for the Six Months Ended April 30, 2008

	Target	Six-Month
Underlying Investment	Allocation*	Return

Nationwide International Growth Fund	10%	-8.84%

Nationwide Global Financial Services Fund	9%	-13.88%

Nationwide Leaders Fund	8%	-5.66%

Nationwide U.S. Growth Leaders Fund	9%	-10.10%

Nationwide Small Cap Fund	5%	-19.03%

Nationwide Health Sciences Fund	8%	-13.02%

Nationwide U.S. Growth Leaders Long-Short Fund	7%	-3.23%

iShares C&S Realty Majors Index Fund	5%	-7.30%

Nationwide Technology and Communications Fund	5%	-17.39%

iShares Russell Midcap Index Fund	2%	-8.82%

Nationwide Natural Resources Fund	4%	7.63%

Nationwide Emerging Markets Fund	5%	-12.92%

Credit Suisse Commodity Return Strategy Fund	4%	14.22%

iShares Lehman U.S. Treasury Inflation Protected Securities Fund	5%	6.85%

iShares S&P 500 Index Fund	3%	-9.64%

Nationwide Global Utilities Fund	4%	-9.72%

Nationwide Small Cap Growth Opportunities Fund	2%	-12.82%

Nationwide Market Neutral Fund	3%	-1.04%

SPDR DJ Wilshire International Real Estate Fund	2%	-14.09%

*	Fund target allocations are as of April 30, 2008.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

What areas of investment provided the most positive relative returns for the Fund?

Among the underlying funds in the Fund’s portfolio, the largest contributor to the Fund’s return was the Credit Suisse Commodity Return Strategy Fund, which represented approximately 4% of the portfolio during the period and posted a healthy gain of 14.22%. This underlying fund seeks to replicate the performance of the Dow Jones-AIG Commodity Index and provides exposure to a broad range of commodities. Historically, commodities have had a low correlation to stocks and bonds and, therefore, useful for diversifying a portfolio employing those asset classes. Also making a positive contribution was the underlying Nationwide Natural Resources Fund, which had an allocation of approximately 4% during the period and posted a return of 7.63% for the period. This Fund invests primarily in companies in the energy and materials sectors of the commodities market and its results were aided significantly by soaring prices for crude oil and natural gas as well as high grain and metals prices.

What areas detracted from Fund performance?

The underlying Nationwide Micro Cap Equity Fund (representing approximately 3% of the portfolio) finished the

2008 Semiannual Report 5

Nationwide Optimal Allocations Fund: Growth
Continued

reporting period with a loss of 25.53% and was the largest detractor from Fund performance. The Fund has since removed the Nationwide Micro Cap Equity Fund from its holdings. The next largest detractor was the underlying Nationwide Small Cap Fund (representing approximately 7% of the Fund’s portfolio during most of the period and reduced to 5% at the end of the reporting period) with a return of -19.03% during the period. Both underlying funds were hurt by investors’ defensive mindset and their preference for larger-capitalization stocks that were deemed to be better insulated from the prospects of an economic slowdown.

What is your outlook for the near term?

In the statement announcing its latest interest-rate cut on April 30, 2008, the Fed hinted it might pause for a while before taking further action. We are confident, however, that the Fed stands ready to intervene if the U.S. economy or the financial markets appear in danger. In addition, it is worth remembering that the stock market is a forward-looking mechanism; the troughs of bear markets often occur when the economy still looks weak. Nevertheless, there is no guarantee that there will not be further shocks to the system; the unwinding of leverage in the financials sector and the housing market still has further to go. Amid all this uncertainty, we firmly believe that investors can best position themselves by remaining invested in a broadly diversified portfolio such as the one provided by this Fund.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Richard F. Fonash, CFA, and Shahreza Yusof

6 Semiannual Report 2008

Fund Performance	Nationwide Optimal Allocations Fund: Growth

Average Annual Total Return
(For periods ended April 30, 2008)

					Gross	Net
		Six			Expense	Expense
		month*	1 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC2	-8.44%	0.54%	11.31%	2.17%	1.67%
	w/SC3	-13.71%	-5.22%	9.60%

Class B	w/o SC2	-8.81%	-0.23%	10.42%	2.91%	2.41%
	w/SC4	-12.85%	-4.66%	9.82%

Class C	w/o SC2	-8.75%	-0.17%	10.43%	2.91%	2.41%
	w/SC5	-9.56%	-1.05%	10.43%

Class R6		-8.65%	0.20%	10.87%	2.61%	2.11%

Institutional Service Class[6]		-8.38%	0.73%	11.44%	1.91%	1.41%

Institutional Class[6]		-8.36%	0.73%	11.52%	1.91%	1.41%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Optimal Allocations Fund: Growth, the Optimal Allocations Growth Composite Index (Composite)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)(c), Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Optimal Allocations Growth Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (70%), the MSCI EAFE (25%) and the LB Aggregate Bond (5%).

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

2008 Semiannual Report 7

Fund Performance	Nationwide Optimal Allocations Fund: Growth
Continued

(d)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8 Semiannual Report 2008

Shareholder	Nationwide Optimal Allocations Fund: Growth
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period	During Period
			Account Value	Account Value	11/01/07 —	11/01/07 —
Nationwide Optimal Allocations Fund: Growth			11/01/07	04/30/08	04/30/08(a)(b)	04/30/08(a)(b)

Class A Shares	Actual		$1,000.00	$915.60	$2.10	0.44%
	Hypothetical	(c)	$1,000.00	$1,022.68	$2.21	0.44%

Class B Shares	Actual		$1,000.00	$911.90	$5.66	1.19%
	Hypothetical	(c)	$1,000.00	$1,018.95	$5.97	1.19%

Class C Shares	Actual		$1,000.00	$912.50	$5.66	1.19%
	Hypothetical	(c)	$1,000.00	$1,018.95	$5.97	1.19%

Class R Shares	Actual		$1,000.00	$913.50	$3.33	0.70%
	Hypothetical	(c)	$1,000.00	$1,021.38	$3.52	0.70%

Institutional Service Class Shares	Actual		$1,000.00	$916.20	$1.10	0.23%
	Hypothetical	(c)	$1,000.00	$1,023.72	$1.16	0.23%

Institutional Class Shares	Actual		$1,000.00	$916.40	$0.71	0.15%
	Hypothetical	(c)	$1,000.00	$1,024.12	$0.75	0.15%

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(c)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 9

Portfolio Summary	Nationwide Optimal Allocations Fund: Growth
April 30, 2008 (Unaudited)

Asset Allocation

Mutual Funds	83.3%
Exchange Traded Funds	16.6%
Repurchase Agreements	0.3%
Liabilities in excess of other assets	-0.2%

100.0%

Top Industries

Equity Funds	93.3%
Fixed Income Funds	4.5%
Real Estate Investment Trusts (REITs)	2.1%
Other	0.1%

100.0%

Top Holdings*

Nationwide International Growth Fund Institutional Class	10.0%
Nationwide Global Financial Services Fund Institutional Class	9.4%
Nationwide U.S. Growth Leaders Fund Institutional Class	9.2%
Nationwide Leaders Fund Institutional Class	8.3%
Nationwide Health Sciences Fund Institutional Class	7.7%
Nationwide U.S. Growth Leaders Long-Short Fund Institutional Class	6.6%
Nationwide Technology and Communications Fund Institutional Class	5.3%
iShares Cohen & Steers Realty Majors Index Fund	5.2%
Nationwide Emerging Markets Fund Institutional Class	5.1%
Nationwide Small Cap Fund Institutional Class	5.1%
Other	28.1%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

10 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Optimal Allocations Fund: Growth

Mutual Funds (83.3%)
	Shares or
	Principal Amount	Value

Equity Funds (83.3%)
Credit Suisse Commodity Return Strategy Fund	42,430	$576,203
Nationwide Emerging Markets Fund Institutional Class (a)	36,450	815,759
Nationwide Global Financial Services Fund Institutional Class (a)	113,834	1,493,496
Nationwide Health Sciences Fund Institutional Class (a)	118,056	1,230,144
Nationwide Natural Resources Fund Institutional Class (a)	27,073	654,077
Nationwide Technology and Communications Fund Institutional Class (a)	225,851	837,908
Nationwide Global Utilities Fund Institutional Class (a)	47,164	623,502
Nationwide International Growth Fund Institutional Class (a)	93,669	1,594,252
Nationwide Leaders Fund Institutional Class (a)	102,497	1,325,284
Nationwide Market Neutral Fund Institutional Class (a)	48,750	458,249
Nationwide Small Cap Fund Institutional Class (a)	55,363	813,289
Nationwide Small Cap Growth Opportunities Fund Institutional Class (a)	32,967	331,322
Nationwide U.S. Growth Leaders Fund Institutional Class (a)	149,800	1,462,050
Nationwide U.S. Growth Leaders Long-Short Fund Institutional Class (a)	91,886	1,058,530

Total Mutual Funds		13,274,065

Exchange Traded Funds (16.6%)
	Shares or
	Principal Amount	Value

Equity Funds (10.0%)
iShares Cohen & Steers Realty Majors Index Fund	9,652	$826,018
iShares S&P 500 Index Fund	3,365	466,423
iShares Russell Midcap Index Fund	3,025	300,987

		1,593,428

Fixed Income Fund (4.5%)
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	6,722	719,994

Real Estate Investment Trust (REIT) (2.1%)
SPDR Dow Jones Wilshire International Real Estate	6,000	332,580

Total Exchange Traded Funds		2,646,002

Repurchase Agreements (0.3%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $36,945, collateralized by U.S. Government Agency Mortgages with a market value of $37,681	$36,942	36,942
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $11,534, collateralized by U.S. Government Agency Mortgages with a market value of $11,765	11,534	11,534

Total Repurchase Agreements		48,476

Total Investments (Cost $16,535,417) (b) — 100.2%		15,968,543

Liabilities in excess of other assets — (0.2)%		(25,051)

NET ASSETS — 100.0%		$15,943,492

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Semiannual Report 11

Nationwide Optimal Allocations Fund:
Moderate Growth

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Optimal Allocations Fund: Moderate Growth (Class A at NAV) registered -4.90% versus -6.76% for its composite benchmark, 60% Standard & Poor’s 500® (S&P 500) Index, 20% Lehman Brothers (LB) U.S. Aggregate Index and 20% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 695 funds as of April 30, 2008) was -6.80% for the same time period.

Can you describe the market environment during the reporting period?

Stocks took a tumble during the six-month reporting period as a worsening subprime mortgage crisis triggered huge losses in a number of financials stocks and threatened to tip the U.S. economy into recession. The largest losses affected mortgage originators as well as companies that invested in securities backed by subprime mortgages and other low-quality debt. Among the latter group was broker-dealer Bear Stearns, which by March was so close to insolvency that the Federal Reserve Board arranged for the company to be bought by JP Morgan Chase & Co. at a fraction of the price the stock had fetched only days earlier. The Federal Reserve facilitated the transaction by providing the buyer with a $29 billion guarantee against possible losses from Bear Stearns assets.

The central bank also tried to jump-start the economy by aggressively cutting short-term interest rates, reducing its federal funds target rate five times during the reporting period. Those five interventions included two large 0.75% reductions — one of these occurring between normally- scheduled Fed meetings as market conditions worsened later in January. When the dust settled, the federal funds target rate stood at 2.00%, down from 4.50% at the start of the reporting period. These and other measures to restore liquidity and boost investor confidence eventually began to take hold. From the Bear Stearns rescue to the end of the reporting period, stocks pared their losses and there was a growing sense that the worst of the crisis had passed.

International stocks also fared poorly; several countries, including Spain, Ireland and the United Kingdom, were dealing with their own burst housing bubbles. That disappointing performance came despite further weakness in the U.S. dollar, which cushioned the losses of foreign shares. Even emerging market equities lost their luster. China’s stocks, for example, fell by double digits as the leadership there attempted to grapple with surging inflation by imposing tighter credit and price controls.

Performance in the bond market diverged along quality lines for most of the reporting period, with high-quality bonds performing well and lower-quality debt faring poorly due to investors’ risk-averse behavior. Treasuries were solid performers, but high-quality foreign bonds did even better because of the weak U.S. dollar. TIPS (Treasury Inflation Protected Securities) also performed well, benefiting from the flight to quality as well as growing inflationary pressures. In the final six weeks of the reporting period, though, high-yield bonds rallied strongly as investors grew more comfortable with the riskier end of the market.

The Fund is a diversified “fund of funds” designed to serve as a moderately aggressive investor’s total asset-allocation solution. The design was developed by Nationwide Funds with the assistance of consultant Ibbotson Associates, a leading asset-allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to expand the “efficient frontier” — the line on a risk-reward graph that we consider to represent the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, we believe it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The Fund’s asset class allocations are reviewed annually by Ibbotson and Nationwide Funds, and are subject to change. Changes are implemented when we see an opportunity to enhance the overall diversification of the Fund or to actively manage the Fund’s risk-return profile. For example, in March 2008, we enhanced the Fund’s diversification by adding an international REIT (real estate investment trust) ETF, using capital from the domestic REIT ETF that the Fund already owned so as not to increase the total REIT exposure. Further, a new, though small, allocation to the underlying Nationwide Small Cap Growth Opportunities Fund was initiated. With these revised asset class allocations established, the Fund will be regularly rebalanced back to these target levels on a quarterly basis.

12 Semiannual Report 2008

Nationwide Optimal Allocations Fund: Moderate Growth
Performance of Underlying Investments for the Six Months Ended April 30, 2008

	Target	Six-Month
Underlying Investment	Allocation*	Return

Nationwide International Growth Fund	10%	-8.84%

iShares Lehman Aggregate Bond Fund	6%	4.14%

Nationwide Global Financial Services Fund	8%	-13.88%

iShares Lehman U.S. Treasury Inflation Protected Securities Fund	8%	6.85%

Nationwide U.S. Growth Leaders Long-Short Fund	7%	-3.23%

Nationwide Leaders Fund	6%	-5.66%

Nationwide Health Sciences Fund	7%	-13.02%

iShares C&S Realty Majors Index Fund	4%	-7.30%

Nationwide U.S. Growth Leaders Fund	6%	-10.10%

Nationwide Small Cap Fund	5%	-19.03%

iShares Russell Midcap Index Fund	2%	-8.82%

Nationwide Technology and Communications Fund	4%	-17.39%

Nationwide Natural Resources Fund	4%	7.63%

Nationwide Market Neutral Fund	4%	-1.04%

Credit Suisse Commodity Return Strategy Fund	3%	14.22%

Oppenheimer International Bond Fund	4%	6.52%

Nationwide Global Utilities Fund	3%	-9.72%

Nationwide Emerging Markets Fund	4%	-12.92%

iShares S&P 500 Index Fund	2%	-9.64%

Nationwide Small Cap Growth Opportunities Fund	1%	-12.82%

SPDR DJ Wilshire International Real Estate Fund	2%	-14.09%

*	Fund target allocations are as of April 30, 2008.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

What areas of investment provided the most positive relative returns for the Fund?

Among the underlying funds in the Fund’s portfolio, the largest contributor to the Fund’s return was the Credit Suisse Commodity Return Strategy Fund, which represented approximately 4% of the portfolio during the period and posted a healthy gain of 14.22%. Its target allocation was lowered to 3% late in the period. This underlying fund seeks to replicate the performance of the Dow Jones-AIG Commodity Index and provides exposure to a broad range of commodities. Historically, commodities have had a low correlation to stocks and bonds and, therefore, are useful for diversifying a Fund portfolio employing those asset classes. In addition, the Barclays iShares Lehman TIPS Bond ETF, which represented approximately 8% of the portfolio, contributed to the Fund’s

2008 Semiannual Report 13

performance by returning 6.86% during the period, as inflation fears sparked a rally in these Treasury securities.

What areas detracted from Fund performance?

The Fund’s approximately 8% allocation in the underlying Nationwide Global Financial Services Fund, which returned -13.88% during the period, was the largest detractor from Fund performance. The next largest detractor was the underlying Nationwide Small Cap Fund (representing approximately 5% of the portfolio during most of the period) with a return of -19.03% during the period. Both underlying funds were hurt by investors’ defensive mindset and their preference for larger-capitalization stocks that were deemed to be better insulated from the prospects of an economic slowdown.

What is your outlook for the near term?

In the statement announcing its latest interest-rate cut on April 30, 2008, the Fed hinted it might pause for a while before taking further action. We are confident, however, that the Fed stands ready to intervene if the U.S. economy or the financial markets appear in danger. In addition, it is worth remembering that the stock market is a forward-looking mechanism; the troughs of bear markets often occur when the economy still looks weak. Nevertheless, there is no guarantee that there will not be further shocks to the system; the unwinding of leverage in the financials sector and the housing market still has further to go. Amid all this uncertainty, we firmly believe that investors can best position themselves by remaining invested in a broadly diversified portfolio such as the one provided by this Fund.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Richard F. Fonash, CFA, and Shahreza Yusof

14 Semiannual Report 2008

Fund Performance	Nationwide Optimal Allocations Fund: Moderate Growth

Average Annual Total Return
(For periods ended April 30, 2008)

					Gross	Net
		Six			Expense	Expense
		Month*	1 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC2	-4.90%	3.64%	11.29%	1.84%	1.58%
	w/SC3	-10.35%	-2.33%	9.58%

Class B	w/o SC2	-5.23%	2.86%	10.46%	2.58%	2.32%
	w/SC4	-9.48%	-1.74%	9.86%

Class C	w/o SC2	-5.23%	2.85%	10.45%	2.58%	2.32%
	w/SC5	-6.08%	1.93%	10.45%

Class R6		-5.04%	3.31%	10.90%	2.28%	2.02%

Institutional Service Class[6]		-4.78%	3.81%	11.50%	1.58%	1.32%

Institutional Class[6]		-4.77%	3.90%	11.56%	1.58%	1.32%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Optimal Allocations Fund: Moderate Growth, the Optimal Allocations Moderate Growth Composite Index (Composite)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)(c), Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Optimal Allocations Moderate Growth Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (60%), the MSCI EAFE (20%) and the LB Aggregate Bond (20%).

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

2008 Semiannual Report 15

Fund Performance	Nationwide Optimal Allocations Fund: Moderate Growth
Continued

(d)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

16 Semiannual Report 2008

Shareholder	Nationwide Optimal Allocations Fund: Moderate Growth
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period	During Period
			Account Value	Account Value	11/01/07 —	11/01/07 —
Nationwide Optimal Allocations Fund: Moderate Growth			11/01/07	04/30/08	04/30/08(a)(b)	04/30/08(a)(b)

Class A Shares	Actual		$1,000.00	$951.00	$2.13	0.44%
	Hypothetical	(c)	$1,000.00	$1,022.68	$2.21	0.44%

Class B Shares	Actual		$1,000.00	$947.70	$5.76	1.19%
	Hypothetical	(c)	$1,000.00	$1,018.95	$5.97	1.19%

Class C Shares	Actual		$1,000.00	$947.70	$5.76	1.19%
	Hypothetical	(c)	$1,000.00	$1,018.95	$5.97	1.19%

Class R Shares	Actual		$1,000.00	$949.60	$4.12	0.85%
	Hypothetical	(c)	$1,000.00	$1,020.64	$4.27	0.85%

Institutional Service Class Shares	Actual		$1,000.00	$952.20	$1.21	0.25%
	Hypothetical	(c)	$1,000.00	$1,023.62	$1.26	0.25%

Institutional Class Shares	Actual		$1,000.00	$952.30	$0.83	0.17%
	Hypothetical	(c)	$1,000.00	$1,024.02	$0.86	0.17%

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(c)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 17

Portfolio Summary	Nationwide Optimal Allocations Fund: Moderate Growth
April 30, 2008 (Unaudited)

Asset Allocation

Mutual Funds	76.2%
Exchange Traded Funds	23.1%
Repurchase Agreements	0.7%

100.0%

Top Industries

Equity Funds	80.6%
Fixed Income Funds	16.6%
Real Estate Investment Trusts (REITs)	2.1%
Other	0.7%

100.0%

Top Holdings*

Nationwide International Growth Fund Institutional Class	10.1%
Nationwide Global Financial Services Fund Institutional Class	8.4%
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	7.3%
Nationwide Health Sciences Fund Institutional Class	6.8%
Nationwide U.S. Growth Leaders Long-Short Fund Institutional Class	6.7%
Nationwide Leaders Fund Institutional Class	6.3%
Nationwide U.S. Growth Leaders Fund Institutional Class	6.1%
iShares Lehman Aggregate Bond Fund	5.7%
Nationwide Small Cap Fund Institutional Class	5.1%
Nationwide Technology and Communications Fund Institutional Class	4.2%
Other	33.3%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

18 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Optimal Allocations Fund: Moderate Growth

Mutual Funds (76.2%)
	Shares	Value

Equity Funds (72.5%)
Credit Suisse Commodity Return Strategy Fund	81,038	$1,100,500
Nationwide Emerging Markets Fund Institutional Class (a)	74,008	1,656,295
Nationwide Global Financial Services Fund Institutional Class (a)	256,454	3,364,671
Nationwide Health Sciences Fund Institutional Class (a)	262,120	2,731,289
Nationwide Natural Resources Fund Institutional Class (a)	68,706	1,659,936
Nationwide Technology and Communications Fund Institutional Class (a)	457,490	1,697,288
Nationwide Global Utilities Fund Institutional Class (a)	89,771	1,186,768
Nationwide International Growth Fund Institutional Class (a)	237,787	4,047,142
Nationwide Leaders Fund Institutional Class (a)	194,786	2,518,578
Nationwide Market Neutral Fund Institutional Class (a)	165,043	1,551,406
Nationwide Small Cap Fund Institutional Class (a)	140,386	2,062,269
Nationwide Small Cap Growth Opportunities Fund Institutional Class (a)	41,784	419,928
Nationwide U.S. Growth Leaders Fund Institutional Class (a)	253,206	2,471,290
Nationwide U.S. Growth Leaders Long-Short Fund Institutional Class (a)	233,332	2,687,986

		29,155,346

Fixed Income Fund (3.7%)
Oppenheimer International Bond Fund, Class Y	227,760	1,510,047

Total Mutual Funds		30,665,393

Exchange Traded Funds (23.1%)

Equity Funds (8.1%)
iShares Cohen & Steers Realty Majors Index Fund	19,189	1,642,195
iShares Russell Midcap Index Fund	8,301	825,950
iShares S&P 500 Index Fund	5,684	787,859

		3,256,004

Fixed Income Funds (12.9%)
iShares Lehman Aggregate Bond Fund	22,230	2,280,798
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	27,287	2,922,711

		5,203,509

Real Estate Investment Trusts (REITs) (2.1%)
SPDR Dow Jones Wilshire International Real Estate	15,000	831,450

Total Exchange Traded Funds		9,290,963

Repurchase Agreements (0.7%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $201,075, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $205,085	$201,063	201,063
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $62,778, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $64,030	62,775	62,775

Total Repurchase Agreements		263,838

Total Investments (Cost $40,295,306) (b) — 100.0%		40,220,194

Other assets in excess of liabilities — 0.0%		1,948

NET ASSETS — 100.0%		$40,222,142

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Semiannual Report 19

Nationwide Optimal Allocations Fund: Moderate

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Optimal Allocations Fund: Moderate (Class A at NAV) registered -2.24% versus -4.02% for its composite benchmark, 40% Standard & Poor’s 500® (S&P 500) Index, 40% Lehman Brothers (LB) U.S. Aggregate Index and 20% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 508 funds as of April 30, 2008) was -5.20% for the same time period.

Can you describe the market environment during the reporting period?

Stocks took a tumble during the six-month reporting period as a worsening subprime mortgage crisis triggered huge losses in a number of financials stocks and threatened to tip the U.S. economy into recession. The largest losses affected mortgage originators as well as companies that invested in securities backed by subprime mortgages and other low-quality debt. Among the latter group was broker-dealer Bear Stearns, which by March was so close to insolvency that the Federal Reserve Board arranged for the company to be bought by JP Morgan Chase & Co. at a fraction of the price the stock had fetched only days earlier. The Federal Reserve facilitated the transaction by providing the buyer with a $29 billion guarantee against possible losses from Bear Stearns assets.

The central bank also tried to jump-start the economy by aggressively cutting short-term interest rates, reducing its federal funds target rate five times during the reporting period. Those five interventions included two large 0.75% reductions — one of these occurring between normally- scheduled Fed meetings as market conditions worsened later in January. When the dust settled, the federal funds target rate stood at 2.00%, down from 4.50% at the start of the reporting period. These and other measures to restore liquidity and boost investor confidence eventually began to take hold. From the Bear Stearns rescue to the end of the reporting period, stocks pared their losses and there was a growing sense that the worst of the crisis had passed.

International stocks also fared poorly; several countries, including Spain, Ireland, and the United Kingdom, were dealing with their own burst housing bubbles. That disappointing performance came despite further weakness in the U.S. dollar, which cushioned the losses of foreign shares. Even emerging market equities lost their luster. China’s stocks, for example, fell by double digits as the leadership there attempted to grapple with surging inflation by imposing tighter credit and price controls.

Performance in the bond market diverged along quality lines for most of the reporting period, with high-quality bonds performing well and lower-quality debt faring poorly due to investors’ risk-averse behavior. Treasuries were solid performers, but high-quality foreign bonds did even better because of the weak U.S. dollar. TIPS (Treasury Inflation Protected Securities) also performed well, benefiting from the flight to quality as well as growing inflationary pressures. In the final six weeks of the reporting period, though, high-yield bonds rallied strongly as investors grew more comfortable with the riskier end of the market.

The Fund is a diversified “fund of funds” designed to serve as a moderate investor’s total asset-allocation solution. The design was developed by Nationwide Funds with the assistance of consultant Ibbotson Associates, a leading asset-allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to expand the “efficient frontier” — the line on a risk-reward graph that we consider to represent the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, we believe it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The Fund’s asset class allocations are reviewed annually by Ibbotson and Nationwide Funds, and are subject to change. Changes are implemented when we see an opportunity to enhance the overall diversification of the Fund or to actively manage the Fund’s risk-return profile. For example, in March 2008, we closed out the Fund’s small position in the Barclays iShares S&P 500 Index ETF. Capital from this sale was reallocated across the Fund’s existing asset classes. Further, we enhanced the Fund’s diversification by adding an international REIT (real estate investment trust) ETF, using capital from the domestic REIT ETF that the Fund already owned so as not to increase the total REIT exposure. With these revised asset class allocations established, the Fund will be regularly rebalanced back to these target levels on a quarterly basis.

20 Semiannual Report 2008

Nationwide Optimal Allocations Fund: Moderate
Performance of Underlying Investments for the Six Months Ended April 30, 2008

	Target	Six-Month
Underlying Investment	Allocation*	Return

iShares Lehman Aggregate Bond Fund	16%	4.14%

iShares Lehman U.S. Treasury Inflation Protected Securities Fund	10%	6.85%

Oppenheimer International Bond Fund	7%	6.52%

Nationwide International Growth Fund	8%	-8.84%

Nationwide Global Financial Services Fund	6%	-13.88%

Nationwide U.S. Growth Leaders Long-Short Fund	6%	-3.23%

Nationwide Leaders Fund	4%	-5.66%

iShares Lehman 1-3 Year Treasury Bond Fund	5%	4.23%

Nationwide Market Neutral Fund	5%	-1.04%

iShares C&S Realty Majors Index Fund	3%	-7.30%

Nationwide Small Cap Fund	4%	-19.03%

Nationwide Health Sciences Fund	5%	-13.02%

Nationwide Natural Resources Fund	3%	7.63%

Credit Suisse Commodity Return Strategy Fund	3%	14.22%

Nationwide U.S. Growth Leaders Fund	3%	-10.10%

SPDR DJ Wilshire International Real Estate Fund	2%	-14.09%

iShares Russell Midcap Index Fund	2%	-8.82%

Nationwide Technology and Communications Fund	2%	-17.39%

Nationwide Global Utilities Fund	3%	-9.72%

Nationwide Emerging Markets Fund	3%	-12.92%

*	Fund target allocations are as of April 30, 2008.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

What areas of investment provided the most positive relative returns for the Fund?

The large allocation to the Barclays iShares Lehman Aggregate Bond Fund (representing approximately 16% of the portfolio) was the largest contributor to the Fund’s performance by returning 4.14% during the period. The Barclays iShares Lehman TIPS Bond Fund, which represented approximately 10% of the Fund’s portfolio, provided the next most positive contribution to the Fund’s performance by returning 6.86% during the period, as inflation fears sparked a rally in these Treasury securities.

What areas detracted from Fund performance?

The Fund’s approximately 6% allocation in the underlying Nationwide Global Financial Services Fund, which returned -13.88% during the period, was the largest detractor from performance. The next largest detractor was the underlying Nationwide Small Cap Fund (representing approximately 4% of the portfolio during most of the period) with a return of -19.03% during the period. Both underlying funds were hurt by investors’ defensive mindset and their preference for larger-capitalization stocks that were

2008 Semiannual Report 21

deemed to be better insulated from the prospects of an economic slowdown.

What is your outlook for the near term?

In the statement announcing its latest interest-rate cut on April 30, 2008, the Fed hinted it might pause for a while before taking further action. We are confident, however, that the Fed stands ready to intervene if the U.S. economy or the financial markets appear in danger. In addition, it is worth remembering that the stock market is a forward-looking mechanism; the troughs of bear markets often occur when the economy still looks weak. Nevertheless, there is no guarantee that there will not be further shocks to the system; the unwinding of leverage in the financials sector and the housing market still has further to go. Amid all this uncertainty, we firmly believe that investors can best position themselves by remaining invested in a broadly diversified portfolio such as the one provided by this Fund.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Richard F. Fonash, CFA, and Shahreza Yusof

22 Semiannual Report 2008

Fund Performance	Nationwide Optimal Allocations Fund: Moderate

Average Annual Total Return
(For periods ended April 30, 2008)

					Gross	Net
		Six			Expense	Expense
		Month*	1 Yr.	Inception[1]	Ratio**	Ratio**

Class A	w/o SC2	-2.24%	4.81%	10.24%	1.64%	1.42%
	w/SC3	-7.83%	-1.22%	8.56%

Class B	w/o SC2	-2.56%	4.04%	9.24%	2.38%	2.16%
	w/SC4	-7.03%	-0.70%	8.62%

Class C	w/o SC2	-2.54%	4.14%	9.34%	2.38%	2.16%
	w/SC5	-3.44%	3.19%	9.34%

Class R6		-2.29%	4.58%	9.78%	2.08%	1.86%

Institutional Service Class[6]		-2.12%	5.09%	10.35%	1.38%	1.16%

Institutional Class[6]		-2.04%	5.08%	10.41%	1.38%	1.16%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Optimal Allocations Fund: Moderate, the Optimal Allocations Moderate Composite Index (Composite)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)(c), Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Optimal Allocations Moderate Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (40%), the MSCI EAFE (20%) and the LB Aggregate Bond (40%).

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

2008 Semiannual Report 23

Fund Performance	Nationwide Optimal Allocations Fund: Moderate
Continued

(d)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

24 Semiannual Report 2008

Shareholder	Nationwide Optimal Allocations Fund: Moderate
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period	During Period
			Account Value	Account Value	11/01/07 —	11/01/07 —
Nationwide Optimal Allocations Fund: Moderate			11/01/07	04/30/08	04/30/08(a)(b)	04/30/08(a)(b)

Class A Shares	Actual		$1,000.00	$977.60	$2.16	0.44%
	Hypothetical	(c)	$1,000.00	$1,022.68	$2.21	0.44%

Class B Shares	Actual		$1,000.00	$974.40	$5.84	1.19%
	Hypothetical	(c)	$1,000.00	$1,018.95	$5.97	1.19%

Class C Shares	Actual		$1,000.00	$974.60	$5.84	1.19%
	Hypothetical	(c)	$1,000.00	$1,018.95	$5.97	1.19%

Class R Shares	Actual		$1,000.00	$977.10	$3.44	0.70%
	Hypothetical	(c)	$1,000.00	$1,021.38	$3.52	0.70%

Institutional Service Class Shares	Actual		$1,000.00	$978.80	$1.28	0.26%
	Hypothetical	(c)	$1,000.00	$1,023.57	$1.31	0.26%

Institutional Class Shares	Actual		$1,000.00	$979.60	$0.49	0.10%
	Hypothetical	(c)	$1,000.00	$1,024.37	$0.50	0.10%

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(c)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 25

Portfolio Summary	Nationwide Optimal Allocations Fund: Moderate
April 30, 2008 (Unaudited)

Asset Allocation

Mutual Funds	61.8%
Exchange Traded Funds	36.8%
Repurchase Agreements	1.0%
Other assets in excess of liabilities	0.4%

100.0%

Top Industries

Equity Funds	60.4%
Fixed Income Funds	36.1%
Real Estate Investment Trusts (REITs)	2.1%
Other	1.4%

100.0%

Top Holdings*

iShares Lehman Aggregate Bond Fund	15.4%
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	9.3%
Nationwide International Growth Fund Institutional Class	8.2%
Oppenheimer International Bond Fund, Class Y	6.6%
Nationwide Global Financial Services Fund Institutional Class	6.0%
Nationwide U.S. Growth Leaders Long-Short Fund Institutional Class	5.8%
Nationwide Market Neutral Fund Institutional Class	4.8%
Nationwide Health Sciences Fund Institutional Class	4.8%
iShares Lehman 1-3 Year Treasury Bond Fund	4.8%
Nationwide Small Cap Fund Institutional Class	4.1%
Other	30.2%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

26 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Optimal Allocations Fund: Moderate

Mutual Funds (61.8%)
	Shares or
	Principal
	Amount	Value

Equity Funds (55.2%)
Credit Suisse Commodity Return Strategy Fund	106,897	$1,451,662
Nationwide Emerging Markets Fund Institutional Class (a)	69,088	1,546,200
Nationwide Global Financial Services Fund Institutional Class (a)	225,747	2,961,798
Nationwide Health Sciences Fund Institutional Class (a)	226,377	2,358,845
Nationwide Natural Resources Fund Institutional Class (a)	64,666	1,562,320
Nationwide Technology and Communications Fund Institutional Class (a)	272,157	1,009,703
Nationwide Global Utilities Fund Institutional Class (a)	109,986	1,454,012
Nationwide International Growth Fund Institutional Class (a)	237,145	4,036,210
Nationwide Leaders Fund Institutional Class (a)	154,918	2,003,095
Nationwide Market Neutral Fund Institutional Class (a)	252,746	2,375,814
Nationwide Small Cap Fund Institutional Class (a)	136,828	2,010,001
Nationwide U.S. Growth Leaders Fund Institutional Class (a)	155,138	1,514,146
Nationwide U.S. Growth Leaders Long-Short Fund Institutional Class (a)	246,828	2,843,456

		27,127,262

Fixed Income Fund (6.6%)
Oppenheimer International Bond Fund, Class Y	490,725	3,253,507

Total Mutual Funds		30,380,769

Exchange Traded Funds (36.8%)

Equity Funds (5.2%)
iShares Cohen & Steers Realty Majors Index Fund	17,875	1,529,742
iShares Russell Midcap Index Fund	10,421	1,036,890

		2,566,632

Fixed Income Funds (29.5%)
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	42,700	4,573,597
iShares Lehman Aggregate Bond Fund	73,850	7,577,010
iShares Lehman 1-3 Year Treasury Bond Fund	28,000	2,334,080

		14,484,687

Real Estate Investment Trust (REIT) (2.1%)
SPDR Dow Jones Wilshire International Real Estate	18,700	1,036,541

Total Exchange Traded Funds		18,087,860

Repurchase Agreements (1.0%)

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $353,574, collateralized by U.S. Government Agency Mortgages with a market value of $360,627	$353,556	353,556
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $110,390, collateralized by U.S. Government Agency Mortgages with a market value of $112,592	110,384	110,384

Total Repurchase Agreements		463,940

Total Investments (Cost $47,343,220) (b) — 99.6%		48,932,569

Other assets in excess of liabilities — 0.4%		199,387

NET ASSETS — 100.0%		$49,131,956

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Semiannual Report 27

Nationwide Optimal Allocations Fund: Specialty

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Optimal Allocations Fund: Specialty (Class A at NAV) registered -9.17% versus -9.44% for its composite benchmark, 70% Standard & Poor’s 500® (S&P 500) Index and 30% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index.

What areas of investment provided the most positive relative returns for the Fund?

Stocks took a tumble during the six-month reporting period as a worsening subprime mortgage crisis triggered huge losses in a number of financials stocks and threatened to tip the U.S. economy into recession. The largest losses affected mortgage originators as well as companies that invested in securities backed by subprime mortgages and other low-quality debt. Among the latter group was broker-dealer Bear Stearns, which by March was so close to insolvency that the Federal Reserve Board arranged for the company to be bought by JP Morgan Chase & Co. at a fraction of the price the stock had fetched only days earlier. The Federal Reserve facilitated the transaction by providing the buyer with a $29 billion guarantee against possible losses from Bear Stearns assets.

The central bank also tried to jump-start the economy by aggressively cutting short-term interest rates, reducing its federal funds target rate five times during the reporting period. Those five interventions included two large 0.75% reductions — one of these occurring between normally- scheduled Fed meetings as market conditions worsened later in January. When the dust settled, the federal funds target rate stood at 2.00%, down from 4.50% at the start of the reporting period. These and other measures to restore liquidity and boost investor confidence eventually began to take hold. From the Bear Stearns rescue to the end of the reporting period, stocks pared their losses and there was a growing sense that the worst of the crisis had passed.

International stocks also fared poorly; several countries, including Spain, Ireland, and the United Kingdom, were dealing with their own burst housing bubbles. That disappointing performance came despite further weakness in the U.S. dollar, which cushioned the losses of foreign shares. Even emerging market equities lost their luster. China’s stocks, for example, fell by double digits as leadership there attempted to grapple with surging inflation by imposing tighter credit and price controls.

Performance in the bond market diverged along quality lines for most of the reporting period, with high-quality bonds performing well and lower-quality debt faring poorly due to investors’ risk-averse behavior. Treasuries were solid performers, but high-quality foreign bonds did even better because of the weak U.S. dollar. TIPS (Treasury Inflation Protected Securities) also performed well, benefiting from the flight to quality as well as growing inflationary pressures. In the final six weeks of the reporting period, though, high-yield bonds rallied strongly as investors grew more comfortable with the riskier end of the market.

The Fund is a diversified “fund of funds” designed to enhance an aggressive investor’s asset-allocation solution. The design was developed by Nationwide Funds with the assistance of consultant Ibbotson Associates, a leading asset-allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to expand the “efficient frontier” — the line on a risk-reward graph that we consider to represent the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, we believe it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The Fund’s asset class allocations are reviewed annually by Ibbotson and Nationwide Funds, and are subject to change. Changes are implemented when we see an opportunity to enhance the overall diversification of the Fund or to actively manage the Fund’s risk-return profile. For example, in March 2008, we closed out the Fund’s position in the Nationwide Micro Cap Equity Fund, given its disappointing risk/return characteristics during the past few years. Capital from this sale was reallocated across the Fund’s existing asset classes. Further, we enhanced the Fund’s diversification by adding an international REIT (real estate investment trust) ETF, using capital from the domestic REIT ETF that the Fund already owned so as not to increase total REIT exposure. With these revised asset class allocations established, the Fund will be regularly rebalanced back to these target levels on a quarterly basis.

28 Semiannual Report 2008

Nationwide Optimal Allocations Fund: Specialty
Performance of Underlying Investments for the Six Months Ended April 30, 2008

	Target	Six-Month
Underlying Investment	Allocation*	Return

Nationwide Global Financial Services Fund	16%	-13.88%

Nationwide Health Sciences Fund	13%	-13.02%

Nationwide Technology and Communications Fund	12%	-17.39%

Nationwide U.S. Growth Leaders Long-Short Fund	12%	-3.23%

Nationwide Emerging Markets Fund	10%	-12.92%

SPDR DJ Wilshire International Real Estate Fund	3%	-14.09%

iShares C&S Realty Majors Index Fund	6%	-7.30%

Nationwide Natural Resources Fund	9%	7.63%

Nationwide Global Utilities Fund	5%	-9.72%

Credit Suisse Commodity Return Strategy Fund	6%	14.22%

iShares Lehman U.S. Treasury Inflation Protected Securities Fund	5%	6.85%

Nationwide Market Neutral Fund	3%	-1.04%

*	Fund target allocations are as of April 30, 2008.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

What areas of investment provided the most positive relative returns for the Fund?

Among the underlying funds in the Fund’s portfolio, the largest contributor to the Fund’s return was the underlying Credit Suisse Commodity Return Strategy Fund, which represented approximately 5% of the Fund’s portfolio during the period and posted a healthy gain of 14.22%. Its target allocation was raised to 6% late in the period. This fund seeks to replicate the performance of the Dow Jones-AIG Commodity Index and provides exposure to a broad range of commodities. Historically, commodities have had a low correlation to stocks and bonds and are therefore useful for diversifying a portfolio employing those asset classes. Also making a positive contribution was the Nationwide Natural Resources Fund, which had an allocation of approximately 7% during the period (raised recently to 9%) and posted a return of 7.63% for the period. This Fund invests primarily in companies in the energy and materials sectors of the commodities market and its results were aided significantly by soaring prices for crude oil and natural gas as well as high grain and metals prices.

What areas detracted from Fund performance?

The underlying Nationwide Micro Cap Equity Fund (representing approximately 9% of the portfolio) finished the reporting period with a loss of 25.53% and was the largest detractor from Fund performance. This Fund has since been removed from the Fund. The next largest detractor was the underlying Nationwide Technology and Communications Fund, with an allocation of approximately 12% and a return during the period of -17.39%. After holding up relatively well through most of 2007, technology was one of the market’s worst-performing sectors in the first quarter of 2008.

What is your outlook for the near term?

In the statement announcing its latest interest-rate cut on April 30, 2008, the Fed hinted it might pause for a while before taking further action. We are confident, however, that the Fed stands ready to intervene if the U.S. economy or the financial markets appear in danger.

2008 Semiannual Report 29

Nationwide Optimal Allocations Fund: Specialty
Continued

In addition, it is worth remembering that the stock market is a forward-looking mechanism; the troughs of bear markets often occur when the economy still looks weak. Nevertheless, there is no guarantee that there will not be further shocks to the system; the unwinding of leverage in the financials sector and the housing market still has further to go. Amid all this uncertainty, we firmly believe that investors can best position themselves by remaining invested in a broadly diversified portfolio such as the one provided by this Fund.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Richard F. Fonash, CFA, and Shahreza Yusof

30 Semiannual Report 2008

Fund Performance	Nationwide Optimal Allocations Fund: Specialty

Average Annual Total Return
(For periods ended April 30, 2008)

					Gross	Net
		Six			Expense	Expense
		month*	1 Yr.	Inception[1]	Ratio**	Ratio**[1]

Class A	w/o SC2	-9.17%	0.30%	12.60%	1.82%	1.72%
	w/SC3	-14.41%	-5.47%	10.87%

Class B	w/o SC2	-9.52%	-0.50%	11.77%	2.56%	2.46%
	w/SC4	-13.57%	-4.95%	11.19%

Class C	w/o SC2	-9.53%	-0.50%	11.75%	2.56%	2.46%
	w/SC5	-10.34%	-1.39%	11.75%

Class R6		-9.24%	0.03%	12.29%	2.26%	2.16%

Institutional Service Class[6]		-9.09%	0.49%	12.82%	1.56%	1.46%

Institutional Class[6]		-9.08%	0.49%	12.89%	1.56%	1.46%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Optimal Allocations Fund: Specialty, the Optimal Allocations Specialty Composite Index (Composite)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Optimal Allocations Specialty Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (70%) and the MSCI EAFE (30%).

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2008 Semiannual Report 31

Shareholder	Nationwide Optimal Allocations Fund: Specialty
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period	During Period
			Account Value	Account Value	11/01/07 —	11/01/07 —
Nationwide Optimal Allocations Fund: Specialty			11/01/07	04/30/08	04/30/08(a)(b)	04/30/08(a)(b)

Class A Shares	Actual		$1,000.00	$908.30	$2.09	0.44%
	Hypothetical	(c)	$1,000.00	$1,022.68	$2.21	0.44%

Class B Shares	Actual		$1,000.00	$904.80	$5.64	1.19%
	Hypothetical	(c)	$1,000.00	$1,018.95	$5.97	1.19%

Class C Shares	Actual		$1,000.00	$904.70	$5.64	1.19%
	Hypothetical	(c)	$1,000.00	$1,018.95	$5.97	1.19%

Class R Shares	Actual		$1,000.00	$907.60	$3.23	0.68%
	Hypothetical	(c)	$1,000.00	$1,021.48	$3.42	0.68%

Institutional Service Class Shares	Actual		$1,000.00	$909.10	$1.14	0.24%
	Hypothetical	(c)	$1,000.00	$1,023.67	$1.21	0.24%

Institutional Class Shares	Actual		$1,000.00	$909.20	$0.90	0.19%
	Hypothetical	(c)	$1,000.00	$1,023.92	$0.96	0.19%

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(c)	Represents the hypothetical 5% return before expenses.

32 Semiannual Report 2008

Portfolio Summary	Nationwide Optimal Allocations Fund: Specialty
April 30, 2008 (Unaudited)

Asset Allocation

Mutual Funds	85.9%
Exchange Traded Funds	13.9%
Repurchase Agreements	0.1%
Other assets in excess of liabilities	0.1%

100.0%

Top Industries

Equity Funds	92.1%
Fixed Income Funds	4.5%
Real Estate Investment Trusts (REITs)	3.2%
Other	0.2%

100.0%

Top Holdings*

Nationwide Global Financial Services Fund Institutional Class	16.7%
Nationwide Technology and Communications Fund Institutional Class	12.6%
Nationwide Health Sciences Fund Institutional Class	12.6%
Nationwide U.S. Growth Leaders Long-Short Fund Institutional Class	11.4%
Nationwide Emerging Markets Fund Institutional Class	10.3%
Nationwide Natural Resources Fund Institutional Class	9.2%
iShares Cohen & Steers Realty Majors Index Fund	6.2%
Credit Suisse Commodity Return Strategy Fund	5.4%
Nationwide Global Utilities Fund Institutional Class	4.9%
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	4.5%
Other	6.2%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

2008 Semiannual Report 33

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Optimal Allocations Fund: Specialty

Mutual Funds (85.9%)
	Shares or
	Principal Amount	Value

Equity Funds (85.9%)
Credit Suisse Commodity Return Strategy Fund	409,969	$5,567,377
Nationwide Emerging Markets Fund Institutional Class (a)	469,494	10,507,286
Nationwide Global Financial Services Fund Institutional Class (a)	1,302,944	17,094,628
Nationwide Health Sciences Fund Institutional Class (a)	1,235,204	12,870,828
Nationwide Natural Resources Fund Institutional Class (a)	392,307	9,478,147
Nationwide Technology and Communications Fund Institutional Class (a)	3,489,352	12,945,496
Nationwide Global Utilities Fund Institutional Class (a)	379,604	5,018,359
Nationwide Market Neutral Fund Institutional Class (a)	313,953	2,951,156
Nationwide U.S. Growth Leaders Long-Short Fund Institutional Class (a)	1,014,369	11,685,536

Total Mutual Funds		88,118,813

Exchange Traded Funds (13.9%)

Equity Fund (6.2%)
iShares Cohen & Steers Realty Majors Index Fund	74,166	6,347,126

Fixed Income Fund (4.5%)
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	43,226	4,629,937

Real Estate Investment Trust (REIT) (3.2%)
SPDR Dow Jones Wilshire International Real Estate	58,500	3,242,655

Total Exchange Traded Funds		14,219,718

Repurchase Agreements (0.1%)
	Shares or
	Principal Amount	Value

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $98,281, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $100,242	$98,276	$98,276
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $30,685, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $31,297	30,683	30,683

Total Repurchase Agreements		128,959

Total Investments (Cost $102,846,161) (b) — 99.9%		102,467,490

Other assets in excess of liabilities — 0.1%		56,965

NET ASSETS — 100.0%		$102,524,455

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

34 Semiannual Report 2008

Nationwide Optimal Allocations Fund: Defensive

How did the Fund perform during the reporting period in relation to its benchmark and its peer group?

For the semiannual period ended April 30, 2008, the Nationwide Optimal Allocations Fund: Defensive (Class A at NAV) returned 1.65% versus -1.39% for its composite benchmark, 40% Standard & Poor’s 500® (S&P 500) Index and 60% Lehman Brothers (LB) U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 450 funds as of April 30, 2008) was -2.30% for the same time period.

Can you describe the market environment during the reporting period?

Stocks took a tumble during the six-month reporting period as a worsening subprime mortgage crisis triggered huge losses in a number of financials stocks and threatened to tip the U.S. economy into recession. The largest losses affected mortgage originators as well as companies that invested in securities backed by subprime mortgages and other low-quality debt. Among the latter group was broker-dealer Bear Stearns, which by March was so close to insolvency that the Federal Reserve Board arranged for the company to be bought by JP Morgan Chase & Co. at a fraction of the price the stock had fetched only days earlier. The Federal Reserve facilitated the transaction by providing the buyer with a $29 billion guarantee against possible losses from Bear Stearns assets.

The central bank also tried to jump-start the economy by aggressively cutting short-term interest rates, reducing its federal funds target rate five times during the reporting period. Those five interventions included two large 0.75% reductions — one of these occurring between normally- scheduled Fed meetings as market conditions worsened later in January. When the dust settled, the federal funds target rate stood at 2.00%, down from 4.50% at the start of the reporting period. These and other measures to restore liquidity and boost investor confidence eventually began to take hold. From the Bear Stearns rescue to the end of the reporting period, stocks pared their losses and there was a growing sense that the worst of the crisis had passed.

International stocks also fared poorly; several countries, including Spain, Ireland, and the United Kingdom, were dealing with their own burst housing bubbles. That disappointing performance came despite further weakness in the U.S. dollar, which cushioned the losses of foreign shares. Even emerging market equities lost their luster. China’s stocks, for example, fell by double digits as the leadership there attempted to grapple with surging inflation by imposing tighter credit and price controls.

Performance in the bond market diverged along quality lines for most of the reporting period, with high-quality bonds performing well and lower-quality debt faring poorly due to investors’ risk-averse behavior. Treasuries were solid performers, but high-quality foreign bonds did even better because of the weak U.S. dollar. TIPS (Treasury Inflation Protected Securities) also performed well, benefiting from the flight to quality as well as growing inflationary pressures. In the final six weeks of the reporting period, though, high-yield bonds rallied strongly as investors grew more comfortable with the riskier end of the market.

The Fund is a diversified “fund of funds” designed to serve as a conservative investor’s total asset-allocation solution. The design was developed by Nationwide Funds with the assistance of consultant Ibbotson Associates, a leading asset-allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to expand the “efficient frontier” — the line on a risk-reward graph that we consider to represent the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, we believe it may be possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio over the long term.

The Fund’s asset class allocations are reviewed annually by Ibbotson and Nationwide Funds, and are subject to change. Changes are implemented when we see an opportunity to enhance the overall diversification of the Fund or to actively manage the Fund’s risk-return profile. For example, in March 2008 we enhanced the Fund’s diversification by adding an international REIT (real estate investment trust) ETF, using capital from the domestic REIT ETF that the Fund already owned so as not to increase total REIT exposure. We also introduced a small allocation to emerging markets and trimmed the existing allocation to market neutral strategies. With these revised asset class allocations established, the Fund will be regularly rebalanced back to these target levels on a quarterly basis.

2008 Semiannual Report 35

Nationwide Optimal Allocations Fund: Defensive
Performance of Underlying Investments for the Six Months Ended April 30, 2008

	Target	Six-Month
Underlying Investment	Allocation*	Return

iShares Lehman Aggregate Bond Fund	18%	4.14%

iShares Lehman 1-3 Year Treasury Bond Fund	15%	4.23%

iShares Lehman U.S. Treasury Inflation Protected Securities Fund	15%	6.85%

Oppenheimer International Bond Fund	12%	6.52%

Nationwide Market Neutral Fund	7%	-1.04%

Nationwide U.S. Growth Leaders Long-Short Fund	6%	-3.23%

Nationwide Global Financial Services Fund	5%	-13.88%

iShares C&S Realty Majors Index Fund	3%	-7.30%

Nationwide Health Sciences Fund	4%	-13.02%

Nationwide Global Utilities Fund	3%	-9.72%

Nationwide Natural Resources Fund	3%	7.63%

Credit Suisse Commodity Return Strategy Fund	3%	14.22%

Nationwide Technology and Communications Fund	2%	-17.39%

Nationwide Emerging Markets Fund	2%	-12.92%

SPDR DJ Wilshire International Real Estate Fund	2%	-14.09%

*	Fund target allocations are as of April 30, 2008.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares (or equivalent class) for each underlying investment. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwidefunds.com.

What areas of investment provided the most positive relative returns for the Fund?

The Barclays iShares Lehman TIPS Bond Fund, which represented approximately 15% of the Fund’s portfolio, provided the most positive contribution to the Fund’s performance by returning 6.86% during the period, as inflation fears sparked a rally in these Treasury securities. The next largest contributor was the Oppenheimer International Bond Fund, which represented approximately 12% of the portfolio and returned 6.50% during the period.

What areas detracted from Fund performance?

The underlying Nationwide Global Financial Services Fund (representing approximately 5% of the Fund’s portfolio) was the most significant detractor to performance during the period as it returned -13.88%, reflecting the chaotic conditions resulting from the subprime mortgage crisis and the general repricing of riskier assets. Next largest detractor was the underlying Nationwide Health Sciences Fund (representing approximately 4% of the Fund’s portfolio) which returned -13.02% during the period.

What is your outlook for the near term?

In the statement announcing its latest interest-rate cut on April 30, 2008, the Fed hinted it might pause for a while before taking further action. We are confident, however, that the Fed stands ready to intervene if the U.S. economy or the financial markets appear in danger. In addition, it is worth remembering that the stock market is a forward-looking mechanism; the troughs of bear markets often occur when the economy still looks weak. Nevertheless, there is no guarantee that there will not be further shocks to the system; the unwinding of leverage in the financials sector and the housing market still has further to go. Amid all this uncertainty, we firmly believe

36 Semiannual Report 2008

that investors can best position themselves by remaining invested in a broadly diversified portfolio such as the one provided by this Fund.

Subadviser:
Aberdeen Asset Management Inc.

Portfolio Managers:
Richard F. Fonash, CFA, and Shahreza Yusof

2008 Semiannual Report 37

Fund Performance	Nationwide Optimal Allocations Fund: Defensive

Average Annual Total Return
(For periods ended April 30, 2008)

				Gross	Net
		Six		Expense	Expense
		month*	Inception[1]	Ratio**	Ratio**

Class A	w/o SC2	1.65%	6.81%	3.42%	1.26%
	w/SC3	-4.19%	2.29%

Class B	w/o SC2	1.21%	5.96%	4.16%	2.00%
	w/SC4	-3.73%	3.08%

Class C	w/o SC2	1.27%	6.06%	4.16%	2.00%
	w/SC5	0.28%	6.06%

Class R6		1.49%	6.54%	3.86%	1.70%

Institutional Service Class[6]		1.75%	7.13%	3.16%	1.00%

Institutional Class[6]		1.56%	6.91%	3.16%	1.00%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

**	As of October 31, 2007. The difference between gross and net operating expenses reflects contractual waivers in place through May 1, 2009. Expenses also include indirect underlying fund expenses. Please see the Fund’s most recent prospectus for details.

[1]	Fund commenced operations on December 15, 2006.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Optimal Allocations Fund: Defensive, the Optimal Allocations Defensive Composite Index (Composite)(a), Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Index)(b), S&P 500 Index (S&P 500)(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Optimal Allocations Defensive Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the LB U.S. Aggregate Index (60%) and the S&P 500 (40%).

(b)	The LB U.S. Aggregate Index is an unmanaged index of the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.

(c)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

38 Semiannual Report 2008

Shareholder	Nationwide Optimal Allocations Fund: Defensive
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. These examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period and continued to hold your shares at the end of the reporting period.

Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expense for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
April 30, 2008

					Expenses Paid	Expense Ratio
			Beginning	Ending	During Period	During Period
			Account Value	Account Value	11/01/07 —	11/01/07 —
Nationwide Optimal Allocations Fund: Defensive			11/1/07	4/30/08	04/30/08(a)(b)	04/30/08(a)(b)

Class A Shares	Actual		$1,000.00	$1,016.50	$2.61	0.52%
	Hypothetical	(c)	$1,000.00	$1,022.28	$2.61	0.52%

Class B Shares	Actual		$1,000.00	$1,012.10	$6.25	1.25%
	Hypothetical	(c)	$1,000.00	$1,018.65	$6.27	1.25%

Class C Shares	Actual		$1,000.00	$1,012.70	$6.26	1.25%
	Hypothetical	(c)	$1,000.00	$1,018.65	$6.27	1.25%

Class R Shares	Actual		$1,000.00	$1,014.90	$3.76	0.75%
	Hypothetical	(c)	$1,000.00	$1,021.13	$3.77	0.75%

Institutional Service Class Shares	Actual		$1,000.00	$1,017.50	$1.15	0.23%
	Hypothetical	(c)	$1,000.00	$1,023.72	$1.16	0.23%

Institutional Class Shares	Actual		$1,000.00	$1,015.60	$2.56	0.51%
	Hypothetical	(c)	$1,000.00	$1,022.33	$2.56	0.51%

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with SEC guidelines.

(b)	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

(c)	Represents the hypothetical 5% return before expenses.

2008 Semiannual Report 39

Portfolio Summary	Nationwide Optimal Allocations Fund: Defensive
April 30, 2008 (Unaudited)

Asset Allocation

Exchange Traded Funds	51.8%
Mutual Funds	47.3%
Repurchase Agreements	11.1%
Liabilities in excess of other assets	-10.2%

100.0%

Top Industries

Fixed Income Funds	58.3%
Equity Funds	38.7%
Real Estate Investment Trusts (REITs)	2.1%
Other	0.9%

100.0%

Top Holdings*

iShares Lehman Aggregate Bond Fund	17.7%
iShares Lehman 1-3 Year Treasury Bond Fund	14.5%
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	14.3%
Oppenheimer International Bond Fund, Class Y	11.7%
Nationwide Market Neutral Fund Institutional Class	7.0%
Nationwide U.S. Growth Leaders Long-Short Fund Institutional Class	5.9%
Nationwide Global Financial Services Fund Institutional Class	5.3%
Nationwide Health Sciences Fund Institutional Class	4.0%
Nationwide Natural Resources Fund Institutional Class	3.2%
iShares Cohen & Steers Realty Majors Index Fund	3.1%
Other	13.3%

100.0%

*	For purpose of listing top holdings, repurchase agreements are included as part of Other.

40 Semiannual Report 2008

Statement of Investments
April 30, 2008 (Unaudited)

Nationwide Optimal Allocations Fund: Defensive

Mutual Funds (47.3%)
	Shares or
	Principal Amount	Value

Equity Funds (35.6%)
Credit Suisse Commodity Return Strategy Fund	13,945	$189,373
Nationwide Emerging Markets Fund Institutional Class(a)	6,262	140,150
Nationwide Global Financial Services Fund Institutional Class(a)	27,045	354,832
Nationwide Health Sciences Fund Institutional Class(a)	25,546	266,188
Nationwide Natural Resources Fund Institutional Class(a)	8,684	209,794
Nationwide Technology and Communications Fund Institutional Class(a)	38,555	143,039
Nationwide Global Utilities Fund Institutional Class(a)	15,294	202,181
Nationwide Market Neutral Fund Institutional Class(a)	49,460	464,924
Nationwide U.S. Growth Leaders Long-Short Fund Institutional Class(a)	34,270	394,787

		2,365,268

Fixed Income Fund (11.7%)
Oppenheimer International Bond Fund, Class Y	117,527	779,201

Total Mutual Funds		3,144,469

Exchange Traded Funds (51.8%)

Equity Fund (3.1%)
iShares Cohen & Steers Realty Majors Index Fund	2,407	205,991

Fixed Income Funds (46.6%)
iShares Lehman 1-3 Year Treasury Bond Fund	11,600	966,976
iShares Lehman Aggregate Bond Fund	11,450	1,174,770
iShares Lehman U.S. Treasury Inflation Protected Securities Fund	8,900	953,279

		3,095,025

Real Estate Investment Trust (REIT) (2.1%)
SPDR Dow Jones Wilshire International Real Estate	2,500	138,575

Total Exchange Traded Funds		3,439,591

Repurchase Agreements (11.1%)
	Principal
	Amount	Value

CS First Boston, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $563,421, collateralized by U.S. Government Agency Mortgages ranging 4.00% — 6.13%, maturing 05/30/08 — 10/05/26; total market value of $574,659	$563,391	$563,391
Nomura Securities, 1.90%, dated 04/30/08, due 05/01/08, repurchase price $175,906, collateralized by U.S. Government Agency Mortgages ranging 4.60% — 4.85%, maturing 09/01/35; total market value of $179,415	175,897	175,897

Total Repurchase Agreements		739,288

Total Investments (Cost $7,227,822)(b) — 110.2%		7,323,348

Liabilities in excess of other assets — (10.2)%		(674,928)

NET ASSETS — 100.0%		$6,648,420

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

See accompanying notes to financial statements.

2008 Semiannual Report 41

Statements of Assets and Liabilities
April 30, 2008 (Unaudited)

		Nationwide Optimal
	Nationwide Optimal	Allocations	Nationwide Optimal	Nationwide Optimal	Nationwide Optimal
	Allocations	Fund: Moderate	Allocations Fund:	Allocations Fund:	Allocations Fund:
	Fund: Growth	Growth	Moderate	Specialty	Defensive

Assets:
Investments, at value (cost $3,118,256; $11,416,093; $21,809,166; $18,580,429 and $4,301,756)	$3,222,204	$11,901,510	$22,793,029	$19,787,094	$4,408,165
Investments in affiliates, at value (cost $13,368,685; $28,615,375; $25,070,114; $84,136,773 and $2,186,778 )	12,697,863	28,054,846	25,675,600	82,551,437	2,175,895
Repurchase agreements, at cost and value	48,476	263,838	463,940	128,959	739,288

Total Investments	15,968,543	40,220,194	48,932,569	102,467,490	7,323,348

Cash	9,103	1,166	–	126,364	–
Interest and dividends receivable	42	5,839	12,393	340	2,480
Receivable for capital shares issued	1,840	129,894	2,710,966	182,198	27
Receivable for investments sold	14,285	–	–	–	–
Receivable from adviser	12,531	14,645	14,045	20,617	1,821
Prepaid expenses and other assets	8,778	20,631	9,544	17,687	933

Total Assets	16,015,122	40,392,369	51,679,517	102,814,696	7,328,609

Liabilities:
Cash overdraft	–	–	1,396,764	–	60,288
Payable for investments purchased	–	15,362	1,101,163	–	609,075
Payable for capital shares redeemed	58,821	125,352	14,385	221,684	7,765
Accrued expenses and other payables:
Accounting and transfer agent fees	1,775	1,411	1,643	11	26
Distribution fees	9,940	23,564	30,793	60,273	2,686
Administrative servicing fees	206	882	1,381	4,965	42
Compliance program costs (Note 3)	225	525	599	1,293	55
Custodian fees	65	1,695	119	406	57
Other	598	1,436	714	1,609	195

Total Liabilities	71,630	170,227	2,547,561	290,241	680,189

Net Assets	$15,943,492	$40,222,142	$49,131,956	$102,524,455	$6,648,420

Represented by:
Capital	$16,549,300	$39,684,776	$47,776,013	$104,577,383	$6,554,371
Accumulated net investment loss	(1,117,720)	(1,871,078)	(1,156,621)	(5,567,192)	(27,241)
Accumulated net realized gains on investment transactions	1,078,786	2,483,556	923,215	3,892,935	25,764
Net unrealized appreciation/(depreciation) on investments	(566,874)	(75,112)	1,589,349	(378,671)	95,526

Net Assets	$15,943,492	$40,222,142	$49,131,956	$102,524,455	$6,648,420

See accompanying notes to financial statements.

42 Semiannual Report 2008

			Nationwide Optimal
	Nationwide Optimal		Allocations		Nationwide Optimal		Nationwide Optimal		Nationwide Optimal
	Allocations		Fund: Moderate		Allocations Fund:		Allocations Fund:		Allocations Fund:
	Fund: Growth		Growth		Moderate		Specialty		Defensive

Net Assets:
Class A Shares	$4,890,384		$14,338,027		$13,376,788		$37,686,412		$2,346,609
Class B Shares	1,564,367		4,339,410		3,400,113		6,852,693		339,268
Class C Shares	9,484,040		21,540,469		32,350,052		57,447,669		2,864,380
Class R Shares	1,980		1,488		2,329		534,868		1,091
Institutional Service Class Shares	1,515		1,519		1,458		1,588		1,099
Institutional Class Shares	1,206		1,229		1,216		1,225		1,095,973

Total	$15,943,492		$40,222,142		$49,131,956		$102,524,455		$6,648,420

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	422,418		1,214,597		1,145,856		3,015,711		225,931
Class B Shares	138,381		372,072		295,915		559,682		32,813
Class C Shares	839,537		1,848,484		2,813,620		4,695,993		277,118
Class R Shares	173		127		200		42,941		105
Institutional Service Class Shares	131		128		125		127		106
Institutional Class Shares	104		104		104		97		105,575

Total	1,400,744		3,435,512		4,255,820		8,314,551		641,648

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.58		$11.80		$11.67		$12.50		$10.39
Class B Shares (a)	$11.30		$11.66		$11.49		$12.24		$10.34
Class C Shares (b)	$11.30		$11.65		$11.50		$12.23		$10.34
Class R Shares	$11.43	(c)	$11.75	(c)	$11.62	(c)	$12.46		$10.37	(c)
Institutional Service Class Shares	$11.59	(c)	$11.82	(c)	$11.66		$12.55	(c)	$10.41	(c)
Institutional Class Shares	$11.62	(c)	$11.84	(c)	$11.68	(c)	$12.57	(c)	$10.38
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.29		$12.52		$12.38		$13.26		$11.02

Maximum Sales Charge:
Class A Shares	5.75%		5.75%		5.75%		5.75%		5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

(c)	The NAV reported above represents the traded NAV at April 30, 2008. Due to the financial statement rounding of class assets and class shares above, the NAV results in a different NAV than the traded NAV.

See accompanying notes to financial statements.

2008 Semiannual Report 43

Statements of Operations
For the Six Months Ended April 30, 2008 (Unaudited)

	Nationwide	Nationwide Optimal	Nationwide Optimal	Nationwide Optimal	Nationwide Optimal
	Optimal Allocations	Allocations Fund:	Allocations Fund:	Allocations Fund:	Allocations Fund:
	Fund: Growth	Moderate Growth	Moderate	Specialty	Defensive

INVESTMENT INCOME:
Dividend income from affiliates	$32,013	$71,740	$66,071	$222,058	$6,891
Interest income	107	645	2,531	411	426
Dividend income	65,269	337,639	581,338	411,572	72,741

Total Income	97,389	410,024	649,940	634,041	80,058

Expenses:
Investment advisory fees	12,545	29,443	31,885	78,974	3,054
Accounting and transfer agent fees	7,110	15,383	18,850	46,825	1,548
Distribution fees Class A	6,723	18,105	13,298	47,684	1,578
Distribution fees Class B	7,560	20,904	16,265	33,992	1,255
Distribution fees Class C	48,146	102,940	142,595	299,232	7,415
Distribution fees Class R	511	4	251	1,258	2
Administrative servicing fees Class A	167	280	122	202	–
Administrative servicing fees Class R	–	1	–	–	1
Registration and filing fees	31,968	33,413	33,545	34,687	9,487
Trustee fees	438	1,012	1,063	2,743	94
Compliance program costs (Note 3)	7	14	2	21	29
Custodian fees	76	2,781	474	510	74
Other	6,450	11,797	10,065	27,139	1,056

Total expenses before reimbursed/waived expenses	121,701	236,077	268,415	573,267	25,593
Earning credit (Note 4)	(38)	(402)	(237)	(255)	(37)
Expenses reimbursed	(41,761)	(54,611)	(53,338)	(84,459)	(8,589)
Expenses voluntarily waived by Administrator	(1,183)	(2,526)	(3,093)	(8,570)	(141)

Net Expenses	78,719	178,538	211,747	479,983	16,826

Net Investment Income	18,670	231,486	438,193	154,058	63,232

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gain distributions from underlying affiliated funds	1,674,324	2,401,375	1,589,995	9,927,377	50,815
Realized gain distributions from underlying non-affiliated funds	3,541	14,399	19,453	27,406	2,080
Realized gains (losses) on investment transactions	(100,784)	157,832	186,269	(332,711)	(4,882)
Realized losses on investment transactions with affiliates	(407,426)	(27,232)	(854,598)	(5,534,139)	(19,378)

Net realized gains on investments	1,169,655	2,546,374	941,119	4,087,933	28,635
Net change in unrealized appreciation/(depreciation) on investments	(2,878,077)	(4,934,217)	(2,392,785)	(15,413,644)	(5,053)

Net realized/unrealized gains (losses) on investments	(1,708,422)	(2,387,843)	(1,451,666)	(11,325,711)	23,582

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,689,752)	$(2,156,357)	$(1,013,473)	$(11,171,653)	$86,814

See accompanying notes to financial statements.

44 Semiannual Report 2008

Statements of Changes in Net Assets

	Nationwide Optimal Allocations Fund: Growth		Nationwide Optimal Allocations Fund: Moderate Growth

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$18,670	$26,638	$231,486	$304,444
Net realized gains on investment transactions	1,169,655	1,138,775	2,546,374	2,616,465
Net change in unrealized appreciation/(depreciation) on investments	(2,878,077)	1,691,325	(4,934,217)	3,329,803

Change in net assets resulting from operations	(1,689,752)	2,856,738	(2,156,357)	6,250,712

Distributions to Shareholders From:
Net investment income:
Class A	(380,829)	(130,065)	(825,550)	(389,469)
Class B	(100,461)	(20,270)	(223,750)	(81,081)
Class C	(643,533)	(187,166)	(1,095,791)	(393,279)
Class R	(17,849)	(5,070)	(81)	(34)
Institutional Service Class	(105)	(41)	(86)	(44)
Institutional Class	(84)	(32)	(69)	(35)
Net realized gains:
Class A	(283,762)	(135,539)	(759,758)	(236,653)
Class B	(78,474)	(23,403)	(218,946)	(59,863)
Class C	(504,124)	(216,661)	(1,073,204)	(290,155)
Class R	(13,528)	(5,227)	(76)	(25)
Institutional Service Class	(77)	(40)	(77)	(25)
Institutional Class	(61)	(32)	(62)	(20)

Change in net assets from shareholder distributions	(2,022,887)	(723,546)	(4,197,450)	(1,450,683)

Change in net assets from capital transactions	214,969	5,937,908	4,076,686	8,248,232

Change in net assets	(3,497,670)	8,071,100	(2,277,121)	13,048,261

Net Assets:
Beginning of period	19,441,162	11,370,062	42,499,263	29,451,002

End of period	$15,943,492	$19,441,162	$40,222,142	$42,499,263

Accumulated net investment income (loss) at end of period	$(1,117,720)	$6,471	$(1,871,078)	$42,763

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,755,667	$3,088,722	$3,218,390	$8,341,764
Dividends reinvested	339,361	105,298	1,020,222	394,894
Cost of shares redeemed	(2,167,014)	(1,716,329)	(3,329,979)	(6,355,228)

Total Class A	(71,986)	1,477,691	908,633	2,381,430

Class B Shares
Proceeds from shares issued	187,676	867,101	548,836	1,267,956
Dividends reinvested	114,390	32,461	254,635	76,285
Cost of shares redeemed	(77,187)	(139,896)	(230,897)	(412,442)

Total Class B	224,879	759,666	572,574	931,799

See accompanying notes to financial statements.

2008 Semiannual Report 45

Statements of Changes in Net Assets (Continued)

	Nationwide Optimal Allocations Fund: Growth		Nationwide Optimal Allocations Fund: Moderate Growth

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$1,492,575	$5,199,146	$5,116,440	$9,772,247
Dividends reinvested	351,126	143,908	506,603	178,385
Cost of shares redeemed	(1,564,000)	(1,902,007)	(3,028,014)	(5,015,812)

Total Class C	279,701	3,441,047	2,595,029	4,934,820

Class R Shares
Proceeds from shares issued	43,777	260,600	–	75
Dividends reinvested	178	79	157	59
Cost of shares redeemed	(261,907)	(1,320)	–	(75)

Total Class R	(217,952)	259,359	157	59

Institutional Service Class Shares
Dividends reinvested	182	81	162	69

Total Institutional Service Class	182	81	162	69

Institutional Class Shares
Dividends reinvested	145	64	131	55

Total Institutional Class	145	64	131	55

Change in net assets from capital transactions:	$214,969	$5,937,908	$4,076,686	$8,248,232

SHARE TRANSACTIONS:
Class A Shares
Issued	137,343	239,316	275,256	664,556
Reinvested	27,808	8,501	84,380	32,102
Redeemed	(174,658)	(135,503)	(286,626)	(499,000)

Total Class A Shares	(9,507)	112,314	73,010	197,658

Class B Shares
Issued	16,748	69,144	46,479	101,651
Reinvested	9,511	2,669	21,271	6,276
Redeemed	(6,778)	(10,960)	(19,728)	(32,904)

Total Class B Shares	19,481	60,853	48,022	75,023

Class C Shares
Issued	127,460	408,793	431,516	781,918
Reinvested	29,030	11,834	42,364	14,701
Redeemed	(129,058)	(148,722)	(252,381)	(401,403)

Total Class C Shares	27,432	271,905	221,499	395,216

Class R Shares
Issued	3,673	20,322	–	6
Reinvested	15	6	13	5
Redeemed	(23,852)	(101)	–	(6)

Total Class R Shares	(20,164)	20,227	13	5

See accompanying notes to financial statements.

46 Semiannual Report 2008

	Nationwide Optimal Allocations Fund: Growth		Nationwide Optimal Allocations Fund: Moderate Growth

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Reinvested	15	7	13	6

Total Institutional Service Class Shares	15	7	13	6

Institutional Class Shares
Reinvested	12	5	12	4

Total Institutional Class Shares	12	5	12	4

Total change in shares:	17,269	465,311	342,569	667,912

See accompanying notes to financial statements.

2008 Semiannual Report 47

Statements of Changes in Net Assets

	Nationwide Optimal Allocations Fund: Moderate		Nationwide Optimal Allocations Fund: Specialty

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$438,193	$581,348	$154,058	$274,594
Net realized gains on investment transactions	941,119	2,310,488	4,087,933	8,138,753
Net change in unrealized appreciation/(depreciation) on investments	(2,392,785)	2,454,243	(15,413,644)	10,014,925

Change in net assets resulting from operations	(1,013,473)	5,346,079	(11,171,653)	18,428,272

Distributions to Shareholders From:
Net investment income:
Class A	(451,092)	(315,235)	(2,119,054)	(969,977)
Class B	(127,575)	(78,888)	(364,070)	(139,807)
Class C	(1,084,672)	(602,151)	(3,250,780)	(1,301,895)
Class R	(4,952)	(1,140)	(25,571)	(2,942)
Institutional Service Class	(62)	(45)	(88)	(51)
Institutional Class	(52)	(37)	(67)	(40)
Net realized gains:
Class A	(474,500)	(142,231)	(2,205,693)	(285,379)
Class B	(146,157)	(41,836)	(392,518)	(44,807)
Class C	(1,214,159)	(305,270)	(3,503,758)	(418,052)
Class R	(5,200)	(19)	(27,130)	(852)
Institutional Service Class	(63)	(19)	(89)	(15)
Institutional Class	(52)	(16)	(69)	(11)

Change in net assets from shareholder distributions	(3,508,536)	(1,486,887)	(11,888,887)	(3,163,828)

Change in net assets from capital transactions	9,289,047	9,047,606	8,030,742	38,950,753

Change in net assets	4,767,038	12,906,798	(15,029,798)	54,215,197

Net Assets:
Beginning of period	44,364,918	31,458,120	117,554,253	63,339,056

End of period	$49,131,956	$44,364,918	$102,524,455	$117,554,253

Accumulated net investment income (loss) at end of period	$(1,156,621)	$73,591	$(5,567,192)	$38,380

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,301,937	$4,715,854	$10,863,489	$25,699,356
Dividends reinvested	498,737	239,030	1,471,823	545,452
Cost of shares redeemed	(2,492,229)	(4,517,893)	(8,606,722)	(14,267,169)

Total Class A	3,308,445	436,991	3,728,590	11,977,639

Class B Shares
Proceeds from shares issued	416,656	1,091,379	1,028,524	3,143,579
Dividends reinvested	147,073	66,498	232,212	51,530
Cost of shares redeemed	(233,001)	(655,676)	(501,895)	(291,037)

Total Class B	330,728	502,201	758,841	2,904,072

See accompanying notes to financial statements.

48 Semiannual Report 2008

	Nationwide Optimal Allocations Fund: Moderate		Nationwide Optimal Allocations Fund: Specialty

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$11,349,727	$13,952,708	$11,193,280	$30,127,046
Dividends reinvested	446,286	189,395	1,461,241	315,692
Cost of shares redeemed	(6,042,673)	(6,143,783)	(9,264,597)	(6,722,019)

Total Class C	5,753,340	7,998,320	3,389,924	23,720,719

Class R Shares
Proceeds from shares issued	28,521	110,021	249,091	363,870
Dividends reinvested	120	55	171	61
Cost of shares redeemed	(132,336)	(99)	(96,188)	(15,725)

Total Class R	(103,695)	109,977	153,074	348,206

Institutional Service Class Shares
Dividends reinvested	125	64	177	66

Total Institutional Service Class	125	64	177	66

Institutional Class Shares
Dividends reinvested	104	53	136	51

Total Institutional Class	104	53	136	51

Change in net assets from capital transactions:	$9,289,047	$9,047,606	$8,030,742	$38,950,753

SHARE TRANSACTIONS:
Class A Shares
Issued	455,338	389,253	841,141	1,877,011
Reinvested	42,420	19,982	111,413	41,275
Redeemed	(214,892)	(372,832)	(682,238)	(1,017,470)

Total Class A Shares	282,866	36,403	270,316	900,816

Class B Shares
Issued	36,353	91,011	81,305	233,077
Reinvested	12,685	5,636	17,904	3,952
Redeemed	(20,480)	(53,826)	(39,823)	(21,113)

Total Class B Shares	28,558	42,821	59,386	215,916

Class C Shares
Issued	995,116	1,168,275	879,420	2,229,435
Reinvested	38,500	16,039	112,750	24,228
Redeemed	(519,328)	(508,368)	(753,800)	(491,428)

Total Class C Shares	514,288	675,946	238,370	1,762,235

Class R Shares
Issued	2,491	9,285	19,658	26,482
Reinvested	10	5	13	5
Redeemed	(11,691)	(8)	(8,009)	(1,102)

Total Class R Shares	(9,190)	9,282	11,662	25,385

See accompanying notes to financial statements.

2008 Semiannual Report 49

Statements of Changes in Net Assets (Continued)

	Nationwide Optimal Allocations Fund: Moderate		Nationwide Optimal Allocations Fund: Specialty

	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2008	October 31, 2007	April 30, 2008	October 31, 2007
	(Unaudited)		(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Reinvested	11	5	14	5

Total Institutional Service Class Shares	11	5	14	5

Institutional Class Shares
Reinvested	9	4	10	4

Total Institutional Class Shares	9	4	10	4

Total change in shares:	816,542	764,461	579,758	2,904,361

See accompanying notes to financial statements.

50 Semiannual Report 2008

Statements of Changes in Net Assets

	Nationwide Optimal Allocations Fund: Defensive

	Six Months Ended	Period Ended
	April 30, 2008	October 31, 2007 (a)
	(Unaudited)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$63,232	$51,513
Net realized gains on investment transactions	28,635	9,231
Net change in unrealized appreciation/(depreciation) on investments	(5,053)	100,579

Change in net assets resulting from operations	86,814	161,323

Distributions to Shareholders From:
Net investment income:
Class A	(32,996)	(14,477)
Class B	(5,084)	(1,960)
Class C	(32,925)	(6,192)
Class R	(27)	(24)
Institutional Service Class	(29)	(26)
Institutional Class	(28,662)	(25,883)
Net realized gains:
Class A	(2,482)	—
Class B	(405)	—
Class C	(1,933)	—
Class R	(2)	—
Institutional Service Class	(2)	—
Institutional Class	(2,141)	—

Change in net assets from shareholder distributions	(106,688)	(48,562)

Change in net assets from capital transactions	4,006,137	2,549,396

Change in net assets	3,986,263	2,662,157

Net Assets:
Beginning of period	2,662,157	—

End of period	$6,648,420	$2,662,157

Accumulated net investment income (loss) at end of period	$(27,241)	$9,250

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,905,029	$863,835
Dividends reinvested	30,796	13,383
Cost of shares redeemed	(471,109)	(19,319)

Total Class A	1,464,716	857,899

Class B Shares
Proceeds from shares issued	168,978	182,119
Dividends reinvested	4,118	1,427
Cost of shares redeemed	(21,778)	(1,137)

Total Class B	151,318	182,409

See accompanying notes to financial statements.

2008 Semiannual Report 51

Statements of Changes in Net Assets (Continued)

	Nationwide Optimal Allocations Fund: Defensive

	Six Months Ended	Period Ended
	April 30, 2008	October 31, 2007 (a)
	(Unaudited)

CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$2,507,392	$480,842
Dividends reinvested	7,483	321
Cost of shares redeemed	(155,750)	(8)

Total Class C	2,359,125	481,155

Class R Shares
Proceeds from shares issued	—	1,000
Dividends reinvested	29	24

Total Class R	29	1,024

Institutional Service Class Shares
Proceeds from shares issued	—	1,000

Dividends reinvested	31	26

Total Institutional Service Class	31	1,026
Institutional Class Shares
Proceeds from shares issued	115	1,000,000
Dividends reinvested	30,803	25,883

Total Institutional Class	30,918	1,025,883

Change in net assets from capital transactions:	$4,006,137	$2,549,396

SHARE TRANSACTIONS:
Class A Shares
Issued	183,721	85,563
Reinvested	3,003	1,322
Redeemed	(45,810)	(1,868)

Total Class A Shares	140,914	85,017

Class B Shares
Issued	16,488	18,015
Reinvested	403	141
Redeemed	(2,122)	(112)

Total Class B Shares	14,769	18,044

Class C Shares
Issued	244,038	47,540
Reinvested	732	32
Redeemed	(15,223)	(1)

Total Class C Shares	229,547	47,571

Class R Shares
Issued	—	100
Reinvested	3	2

Total Class R Shares	3	102

See accompanying notes to financial statements.

52 Semiannual Report 2008

	Nationwide Optimal Allocations Fund: Defensive

	Six Months Ended		Period Ended
	April 30, 2008		October 31, 2007 (a)
	(Unaudited)

SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	—		100
Reinvested	3		3

Total Institutional Service Class Shares	3		103

Institutional Class Shares
Issued	−	(b)	100,000
Reinvested	3,004		2,571

Total Institutional Class Shares	3,004		102,571

Total change in shares:	388,240		253,408

(a)	For the period from December 15, 2006 (commencement of operations) through October 31, 2007.

(b)	Amount less than 1 share.

See accompanying notes to financial statements.

2008 Semiannual Report 53

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Optimal Allocations Fund: Growth

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net		Net Asset			at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	Income (Loss)	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$14.26	0.04	(1.17)	(1.13)	(0.89)	(0.66)	(1.55)	$11.58	(8.44%	)	$4,890	0.44%	0.73%	0.96%	32.23%
Year Ended October 31, 2007 (f)	$12.51	0.09	2.38	2.47	(0.35)	(0.37)	(0.72)	$14.26	20.67%		$6,159	0.50%	0.66%	1.05%	48.43%
Year Ended October 31, 2006	$11.33	0.27	1.67	1.94	(0.60)	(0.16)	(0.76)	$12.51	17.79%		$3,999	0.51%	0.17%	1.32%	47.77%
Year Ended October 31, 2005	$10.09	0.17	1.31	1.48	(0.24)	–	(0.24)	$11.33	14.87%		$998	0.53%	0.41%	3.91%	31.16%
Period Ended October 31, 2004 (g)	$10.00	–(h )	0.09	0.09	–	–	–	$10.09	0.90%		$4	0.56%	(0.27%)	13.04%	7.82%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$13.96	–(h )	(1.15)	(1.15)	(0.85)	(0.66)	(1.51)	$11.30	(8.81%	)	$1,564	1.19%	(0.02%)	1.70%	32.23%
Year Ended October 31, 2007 (f)	$12.32	(0.01)	2.34	2.33	(0.32)	(0.37)	(0.69)	$13.96	19.74%		$1,660	1.23%	(0.06%)	1.79%	48.43%
Year Ended October 31, 2006	$11.23	0.29	1.55	1.84	(0.59)	(0.16)	(0.75)	$12.32	16.94%		$715	1.25%	(0.50%)	2.06%	47.77%
Year Ended October 31, 2005	$10.04	0.12	1.27	1.39	(0.20)	–	(0.20)	$11.23	14.07%		$189	1.25%	0.68%	5.11%	31.16%
Period Ended October 31, 2004 (g)	$10.00	(0.03)	0.07	0.04	–	–	–	$10.04	0.40%		$1	1.25%	(0.85%)	13.48%	7.82%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$13.95	–(h )	(1.14)	(1.14)	(0.85)	(0.66)	(1.51)	$11.30	(8.75%	)	$9,484	1.19%	(0.03%)	1.70%	32.23%
Year Ended October 31, 2007 (f)	$12.31	(0.01)	2.34	2.33	(0.32)	(0.37)	(0.69)	$13.95	19.74%		$11,332	1.24%	(0.08%)	1.78%	48.43%
Year Ended October 31, 2006	$11.22	0.37	1.46	1.83	(0.58)	(0.16)	(0.74)	$12.31	16.91%		$6,652	1.25%	(0.51%)	2.05%	47.77%
Year Ended October 31, 2005	$10.04	0.13	1.26	1.39	(0.21)	–	(0.21)	$11.22	14.07%		$1,517	1.25%	(0.71%)	4.35%	31.16%
Period Ended October 31, 2004 (g)	$10.00	(0.03)	0.07	0.04	–	–	–	$10.04	0.40%		$1	1.25%	(0.85%)	13.48%	7.82%

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)(f)	$14.11	0.04	(1.19)	(1.15)	(0.87)	(0.66)	(1.53)	$11.43	(8.65%	)	$2	0.70%	0.64%	1.20%	32.23%
Year Ended October 31, 2007 (f)	$12.44	0.06	2.33	2.39	(0.35)	(0.37)	(0.72)	$14.11	20.13%		$287	0.78%	0.46%	1.34%	48.43%
Year Ended October 31, 2006	$11.31	0.03	1.86	1.89	(0.60)	(0.16)	(0.76)	$12.44	17.43%		$1	0.74%	(0.06%)	1.47%	47.77%
Year Ended October 31, 2005	$10.06	0.19	1.27	1.46	(0.21)	–	(0.21)	$11.31	14.70%		$1	0.80%	1.80%	5.55%	31.16%
Period Ended October 31, 2004 (g)	$10.00	(0.01)	0.07	0.06	–	–	–	$10.06	0.50%		$1	0.85%	(0.45%)	13.07%	7.82%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) per share is based on average shares outstanding for the period.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	The amount is less than $0.005.

See accompanying notes to financial statements.

54 Semiannual Report 2008

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Optimal Allocations Fund: Growth (Continued)

		Investment Activities				Distributions						Ratios / Supplemental Data

				Net Realized											Ratio of
				and										Ratio of Net	Expenses
	Net Asset			Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net		Gains	from	Net	Net		Net Asset			at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Investment		(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	Income (Loss)		Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$14.28	0.05		(1.18)	(1.13)	(0.90)	(0.66)	(1.56)	$11.59	(8.38%	)	$2	0.23%	0.90%	0.73%	32.23%
Year Ended October 31, 2007(f)	$12.52	0.11		2.39	2.50	(0.37)	(0.37)	(0.74)	$14.28	20.89%		$2	0.24%	0.88%	0.82%	48.43%
Year Ended October 31, 2006	$11.34	0.07		1.88	1.95	(0.61)	(0.16)	(0.77)	$12.52	17.91%		$1	0.35%	(0.28%)	1.51%	47.77%
Year Ended October 31, 2005	$10.07	0.24		1.28	1.52	(0.25)	–	(0.25)	$11.34	15.10%		$1	0.30%	2.30%	5.78%	31.16%
Period Ended October 31, 2004 (g)	$10.00	–(h	)	0.07	0.07	–	–	–	$10.07	0.80%		$1	0.40%	–	12.62%	7.82%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$14.31	0.06		(1.19)	(1.13)	(0.90)	(0.66)	(1.56)	$11.62	(8.36%	)	$1	0.15%	0.98%	0.73%	32.23%
Year Ended October 31, 2007(f)	$12.55	0.11		2.39	2.50	(0.37)	(0.37)	(0.74)	$14.31	20.84%		$1	0.25%	0.82%	0.95%	48.43%
Year Ended October 31, 2006(f)	$11.35	0.04		1.93	1.97	(0.61)	(0.16)	(0.77)	$12.55	18.11%		$1	0.25%	0.33%	1.34%	47.77%
Year Ended October 31, 2005	$10.08	0.25		1.27	1.52	(0.25)	–	(0.25)	$11.35	15.25%		$1,160	0.25%	2.35%	4.36%	31.16%
Period Ended October 31, 2004 (g)	$10.00	–(h	)	0.08	0.08	–	–	–	$10.08	0.80%		$1,008	0.25%	0.15%	12.47%	7.82%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) per share is based on average shares outstanding for the period.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	The amount is less than $0.005.

See accompanying notes to financial statements.

2008 Semiannual Report 55

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Optimal Allocations Fund: Moderate Growth

		Investment Activities				Distributions						Ratios / Supplemental Data

				Net Realized											Ratio of
				and										Ratio of Net	Expenses
	Net Asset			Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net		Gains	from	Net	Net		Net Asset			at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Investment		(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	Income		Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$13.84	0.10		(0.75)	(0.65)	(0.72)	(0.67)	(1.39)	$11.80	(4.90%	)	$14,338	0.44%	1.66%	0.73%	24.25%
Year Ended October 31, 2007 (f)	$12.21	0.16		2.07	2.23	(0.37)	(0.23)	(0.60)	$13.84	18.88%		$15,799	0.49%	1.27%	0.76%	63.01%
Year Ended October 31, 2006	$11.21	0.39		1.32	1.71	(0.56)	(0.15)	(0.71)	$12.21	15.79%		$11,525	0.52%	1.05%	0.85%	32.64%
Year Ended October 31, 2005	$10.22	0.23		1.04	1.27	(0.28)	–	(0.28)	$11.21	12.77%		$3,419	0.52%	1.13%	2.32%	47.04%
Period Ended October 31, 2004 (g)	$10.00	0.02		0.20	0.22	–	–	–	$10.22	2.10%		$1	0.56%	(0.27%)	13.04%	9.79%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$13.69	0.05		(0.73)	(0.68)	(0.68)	(0.67)	(1.35)	$11.66	(5.23%	)	$4,339	1.19%	0.91%	1.48%	24.25%
Year Ended October 31, 2007 (f)	$12.11	0.07		2.04	2.11	(0.30)	(0.23)	(0.53)	$13.69	17.99%		$4,437	1.23%	0.55%	1.50%	63.01%
Year Ended October 31, 2006	$11.16	0.27		1.33	1.60	(0.50)	(0.15)	(0.65)	$12.11	14.91%		$3,016	1.25%	0.42%	1.59%	32.64%
Year Ended October 31, 2005	$10.17	0.18		1.04	1.22	(0.23)	–	(0.23)	$11.16	12.07%		$1,183	1.25%	(0.09%)	3.00%	47.04%
Period Ended October 31, 2004 (g)	$10.00	–	(h)	0.17	0.17	–	–	–	$10.17	1.70%		$7	1.25%	(0.85%)	13.48%	9.79%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$13.68	0.05		(0.73)	(0.68)	(0.68)	(0.67)	(1.35)	$11.65	(5.23%	)	$21,540	1.19%	0.90%	1.48%	24.25%
Year Ended October 31, 2007 (f)	$12.10	0.07		2.04	2.11	(0.30)	(0.23)	(0.53)	$13.68	18.00%		$22,259	1.23%	0.56%	1.50%	63.01%
Year Ended October 31, 2006	$11.14	0.34		1.27	1.61	(0.50)	(0.15)	(0.65)	$12.10	14.95%		$14,907	1.25%	0.41%	1.59%	32.64%
Year Ended October 31, 2005	$10.17	0.18		1.02	1.20	(0.23)	–	(0.23)	$11.14	11.98%		$3,604	1.25%	0.20%	3.20%	47.04%
Period Ended October 31, 2004 (g)	$10.00	–	(h)	0.17	0.17	–	–	–	$10.17	1.70%		$80	1.25%	(0.85%)	13.48%	9.79%

Class R Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$13.79	0.07		(0.73)	(0.66)	(0.71)	(0.67)	(1.38)	$11.75	(5.04%	)	$1	0.85%	1.24%	1.11%	24.25%
Year Ended October 31, 2007 (f)	$12.18	0.33		1.82	2.15	(0.31)	(0.23)	(0.54)	$13.79	18.22%		$2	0.97%	2.57%	1.32%	63.01%
Year Ended October 31, 2006	$11.21	0.13		1.54	1.67	(0.55)	(0.15)	(0.70)	$12.18	15.55%		$1	0.72%	0.85%	0.87%	32.64%
Year Ended October 31, 2005	$10.19	0.25		1.01	1.26	(0.24)	–	(0.24)	$11.21	12.50%		$1	0.80%	2.16%	4.28%	47.04%
Period Ended October 31, 2004 (g)	$10.00	0.01		0.18	0.19	–	–	–	$10.19	1.90%		$1	0.85%	(0.45%)	13.07%	9.79%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) per share is based on average shares outstanding for the period.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	The amount is less than $0.005.

See accompanying notes to financial statements.

56 Semiannual Report 2008

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Optimal Allocations Fund: Moderate Growth (Continued)

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net		Net Asset			at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$13.86	0.11	(0.74)	(0.63)	(0.74)	(0.67)	(1.41)	$11.82	(4.78%	)	$2	0.25%	1.84%	0.50%	24.25%
Year Ended October 31, 2007 (f)	$12.23	0.19	2.06	2.25	(0.39)	(0.23)	(0.62)	$13.86	19.08%		$2	0.24%	1.52%	0.59%	63.01%
Year Ended October 31, 2006	$11.23	0.17	1.56	1.73	(0.58)	(0.15)	(0.73)	$12.23	16.06%		$1	0.36%	1.19%	0.91%	32.64%
Year Ended October 31, 2005	$10.21	0.31	1.00	1.31	(0.29)	–	(0.29)	$11.23	13.00%		$1	0.34%	2.69%	4.45%	47.04%
Period Ended October 31, 2004 (g)	$10.00	0.02	0.19	0.21	–	–	–	$10.21	2.10%		$1	0.40%	–	12.62%	9.79%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$13.88	0.12	(0.75)	(0.63)	(0.74)	(0.67)	(1.41)	$11.84	(4.77%	)	$1	0.17%	1.93%	0.47%	24.25%
Year Ended October 31, 2007 (f)	$12.24	0.19	2.07	2.26	(0.39)	(0.23)	(0.62)	$13.88	19.15%		$1	0.25%	1.47%	0.67%	63.01%
Year Ended October 31, 2006 (f)	$11.23	0.12	1.62	1.74	(0.58)	(0.15)	(0.73)	$12.24	16.05%		$1	0.25%	1.05%	0.71%	32.64%
Year Ended October 31, 2005	$10.21	0.32	1.00	1.32	(0.30)	–	(0.30)	$11.23	13.16%		$1,154	0.25%	2.73%	3.33%	47.04%
Period Ended October 31, 2004 (g)	$10.00	0.03	0.18	0.21	–	–	–	$10.21	2.10%		$1,021	0.25%	0.15%	12.47%	9.79%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) per share is based on average shares outstanding for the period.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(h)	The amount is less than $0.005.

See accompanying notes to financial statements.

2008 Semiannual Report 57

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Optimal Allocations Fund: Moderate

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized								Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total from	Net	Net		Net Asset			at End of	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$13.03	0.16	(0.45)	(0.29)	(0.52)	(0.55)	(1.07)	$11.67	(2.24%	)	$13,377	0.44%	2.66%	0.70%	30.43%
Year Ended October 31, 2007 (f)	$11.85	0.25	1.49	1.74	(0.38)	(0.18)	(0.56)	$13.03	15.11%		$11,248	0.49%	2.02%	0.75%	70.87%
Year Ended October 31, 2006	$11.04	0.31	1.12	1.43	(0.51)	(0.11)	(0.62)	$11.85	13.38%		$9,797	0.52%	1.87%	0.79%	34.82%
Year Ended October 31, 2005	$10.32	0.28	0.77	1.05	(0.32)	(0.01)	(0.33)	$11.04	10.41%		$4,595	0.52%	1.73%	1.88%	61.59%
Period Ended October 31, 2004 (g)	$10.00	0.04	0.28	0.32	–	–	–	$10.32	3.20%		$1	0.56%	1.06%	12.40%	7.57%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$12.84	0.11	(0.43)	(0.32)	(0.48)	(0.55)	(1.03)	$11.49	(2.56%	)	$3,400	1.19%	1.91%	1.45%	30.43%
Year Ended October 31, 2007 (f)	$11.71	0.16	1.46	1.62	(0.31)	(0.18)	(0.49)	$12.84	14.24%		$3,435	1.23%	1.29%	1.49%	70.87%
Year Ended October 31, 2006	$10.93	0.22	1.11	1.33	(0.44)	(0.11)	(0.55)	$11.71	12.59%		$2,630	1.25%	1.20%	1.54%	34.82%
Year Ended October 31, 2005	$10.25	0.20	0.74	0.94	(0.25)	(0.01)	(0.26)	$10.93	9.13%		$1,269	1.25%	0.65%	2.70%	61.59%
Period Ended October 31, 2004 (g)	$10.00	0.01	0.24	0.25	–	–	–	$10.25	2.60%		$1	1.25%	0.37%	13.50%	7.57%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$12.85	0.11	(0.43)	(0.32)	(0.48)	(0.55)	(1.03)	$11.50	(2.54%	)	$32,350	1.19%	1.86%	1.45%	30.43%
Year Ended October 31, 2007 (f)	$11.72	0.16	1.46	1.62	(0.31)	(0.18)	(0.49)	$12.85	14.24%		$29,557	1.23%	1.30%	1.49%	70.87%
Year Ended October 31, 2006	$10.93	0.32	1.02	1.34	(0.44)	(0.11)	(0.55)	$11.72	12.59%		$19,027	1.25%	1.25%	1.54%	34.82%
Year Ended October 31, 2005	$10.25	0.23	0.74	0.97	(0.28)	(0.01)	(0.29)	$10.93	9.50%		$7,648	1.25%	0.72%	2.51%	61.59%
Period Ended October 31, 2004 (g)	$10.00	0.01	0.24	0.25	–	–	–	$10.25	2.60%		$1	1.25%	0.37%	13.50%	7.57%

Class R Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$12.97	0.16	(0.45)	(0.29)	(0.51)	(0.55)	(1.06)	$11.62	(2.29%	)	$2	0.70%	2.69%	0.96%	30.43%
Year Ended October 31, 2007 (f)	$11.80	0.21	1.46	1.67	(0.32)	(0.18)	(0.50)	$12.97	14.58%		$122	0.78%	1.75%	1.05%	70.87%
Year Ended October 31, 2006	$11.02	0.20	1.20	1.40	(0.51)	(0.11)	(0.62)	$11.80	13.15%		$1	0.72%	1.63%	0.75%	34.82%
Year Ended October 31, 2005	$10.27	0.28	0.73	1.01	(0.25)	(0.01)	(0.26)	$11.02	9.94%		$1	0.81%	2.35%	3.85%	61.59%
Period Ended October 31, 2004 (g)	$10.00	0.03	0.24	0.27	–	–	–	$10.27	2.70%		$1	0.85%	0.77%	12.85%	7.57%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) per share is based on average shares outstanding for the period.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

58 Semiannual Report 2008

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Optimal Allocations Fund: Moderate (Continued)

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset		Unrealized								Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total from	Net	Net		Net Asset			at End of	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$13.02	0.17	(0.45)	(0.28)	(0.53)	(0.55)	(1.08)	$11.66	(2.12%	)	$1	0.26%	2.81%	0.52%	30.43%
Year Ended October 31, 2007 (f)	$11.84	0.27	1.49	1.76	(0.40)	(0.18)	(0.58)	$13.02	15.35%		$1	0.25%	2.22%	0.60%	70.87%
Year Ended October 31, 2006	$11.04	0.24	1.21	1.45	(0.54)	(0.11)	(0.65)	$11.84	13.64%		$1	0.33%	1.99%	0.85%	34.82%
Year Ended October 31, 2005	$10.30	0.35	0.71	1.06	(0.31)	(0.01)	(0.32)	$11.04	10.39%		$1	0.34%	2.83%	3.93%	61.59%
Period Ended October 31, 2004 (g)	$10.00	0.04	0.26	0.30	–	–	–	$10.30	3.00%		$1	0.40%	1.22%	12.23%	7.57%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$13.03	0.17	(0.44)	(0.27)	(0.53)	(0.55)	(1.08)	$11.68	(2.04%	)	$1	0.10%	2.95%	0.41%	30.43%
Year Ended October 31, 2007 (f)	$11.86	0.26	1.49	1.75	(0.40)	(0.18)	(0.58)	$13.03	15.24%		$1	0.25%	2.15%	0.63%	70.87%
Year Ended October 31, 2006 (f)	$11.04	0.18	1.29	1.47	(0.54)	(0.11)	(0.65)	$11.86	13.74%		$1	0.25%	1.58%	0.58%	34.82%
Year Ended October 31, 2005	$10.30	0.35	0.72	1.07	(0.32)	(0.01)	(0.33)	$11.04	10.54%		$1,138	0.25%	2.90%	2.94%	61.59%
Period Ended October 31, 2004 (g)	$10.00	0.05	0.25	0.30	–	–	–	$10.30	3.00%		$1,030	0.25%	1.37%	12.08%	7.57%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) per share is based on average shares outstanding for the period.
(g)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

2008 Semiannual Report 59

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Optimal Allocations Fund: Specialty

		Investment Activities				Distributions						Ratios / Supplemental Data

				Net Realized											Ratio of
				and										Ratio of Net	Expenses
	Net Asset	Net		Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment		Gains	from	Net	Net		Net Asset			at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income		(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	(Loss)		Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$15.37	0.05		(1.37)	(1.32)	(0.76)	(0.79)	(1.55)	$12.50	(9.17%	)	$37,686	0.44%	0.77%	0.61%	23.81%
Year Ended October 31, 2007 (f)	$13.21	0.10		2.66	2.76	(0.46)	(0.14)	(0.60)	$15.37	21.56%		$42,188	0.49%	0.73%	0.62%	24.54%
Year Ended October 31, 2006	$11.53	0.37		1.92	2.29	(0.48)	(0.13)	(0.61)	$13.21	20.48%		$24,363	0.51%	0.43%	0.74%	13.76%
Year Ended October 31, 2005	$10.34	0.27		1.21	1.48	(0.29)	– (g)	(0.29)	$11.53	14.59%		$5,133	0.53%	2.31%	1.54%	28.77%
Period Ended October 31, 2004 (h)	$10.00	–	(g)	0.34	0.34	–	–	–	$10.34	3.40%		$80	0.56%	0.75%	12.49%	7.19%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$15.11	–	(g)	(1.35)	(1.35)	(0.73)	(0.79)	(1.52)	$12.24	(9.52%	)	$6,853	1.19%	0.01%	1.37%	23.81%
Year Ended October 31, 2007 (f)	$13.06	–	(g)	2.61	2.61	(0.42)	(0.14)	(0.56)	$15.11	20.64%		$7,561	1.23%	(0.01%)	1.37%	24.54%
Year Ended October 31, 2006	$11.46	0.28		1.90	2.18	(0.45)	(0.13)	(0.58)	$13.06	19.67%		$3,714	1.25%	(0.23%)	1.48%	13.76%
Year Ended October 31, 2005	$10.30	0.17		1.24	1.41	(0.25)	– (g)	(0.25)	$11.46	13.89%		$982	1.25%	0.27%	2.22%	28.77%
Period Ended October 31, 2004 (h)	$10.00	(0.02)		0.32	0.30	–	–	–	$10.30	3.00%		$1	1.25%	(0.58%)	12.98%	7.19%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$15.10	–	(g)	(1.35)	(1.35)	(0.73)	(0.79)	(1.52)	$12.23	(9.53%	)	$57,448	1.19%	0.02%	1.37%	23.81%
Year Ended October 31, 2007 (f)	$13.05	–	(g)	2.61	2.61	(0.42)	(0.14)	(0.56)	$15.10	20.65%		$67,323	1.23%	0.01%	1.37%	24.54%
Year Ended October 31, 2006	$11.45	0.27		1.91	2.18	(0.45)	(0.13)	(0.58)	$13.05	19.59%		$35,182	1.25%	(0.24%)	1.48%	13.76%
Year Ended October 31, 2005	$10.30	0.17		1.24	1.41	(0.26)	– (g)	(0.26)	$11.45	13.90%		$9,200	1.25%	0.25%	2.22%	28.77%
Period Ended October 31, 2004 (h)	$10.00	–	(g)	0.30	0.30	–	–	–	$10.30	3.00%		$36	1.25%	(1.04%)	12.92%	7.19%

Class R Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$15.32	0.03		(1.36)	(1.33)	(0.74)	(0.79)	(1.53)	$12.46	(9.24%	)	$535	0.68%	0.51%	0.86%	23.81%
Year Ended October 31, 2007 (f)	$13.19	0.08		2.62	2.70	(0.43)	(0.14)	(0.57)	$15.32	21.14%		$479	0.75%	0.57%	0.92%	24.54%
Year Ended October 31, 2006	$11.54	0.48		1.78	2.26	(0.48)	(0.13)	(0.61)	$13.19	20.23%		$78	0.85%	0.15%	1.07%	13.76%
Year Ended October 31, 2005	$10.32	(0.34)		1.81	1.47	(0.25)	– (g)	(0.25)	$11.54	14.36%		$1	0.84%	(0.55%)	1.90%	28.77%
Period Ended October 31, 2004 (h)	$10.00	(0.01)		0.33	0.32	–	–	–	$10.32	3.20%		$1	0.85%	(0.18%)	12.57%	7.19%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) per share is based on average shares outstanding for the period.
(g)	The amount is less than $0.005.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

60 Semiannual Report 2008

Financial Highlights
(Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated)

Nationwide Optimal Allocations Fund: Specialty (Continued)

		Investment Activities			Distributions						Ratios / Supplemental Data

			Net Realized											Ratio of
			and										Ratio of Net	Expenses
	Net Asset	Net	Unrealized	Total							Net Assets	Ratio of	Investment	(Prior to
	Value,	Investment	Gains	from	Net	Net		Net Asset			at End of	Expenses	Income (Loss)	Reimbursements)
	Beginning	Income	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total		Period	to Average	to Average	to Average	Portfolio
	of Period	(Loss)	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)		(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$15.43	0.06	(1.38)	(1.32)	(0.77)	(0.79)	(1.56)	$12.55	(9.09%	)	$2	0.24%	0.97%	0.45%	23.81%
Year Ended October 31, 2007 (f)	$13.24	0.14	2.66	2.80	(0.47)	(0.14)	(0.61)	$15.43	21.90%		$2	0.24%	1.01%	0.46%	24.54%
Year Ended October 31, 2006	$11.56	0.08	2.22	2.30	(0.49)	(0.13)	(0.62)	$13.24	20.63%		$1	0.34%	0.50%	0.70%	13.76%
Year Ended October 31, 2005	$10.34	0.33	1.19	1.52	(0.30)	– (g)	(0.30)	$11.56	14.92%		$1	0.33%	2.98%	1.94%	28.77%
Period Ended October 31, 2004 (h)	$10.00	0.01	0.33	0.34	–	–	–	$10.34	3.40%		$1	0.40%	0.27%	12.12%	7.19%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited) (f)	$15.45	0.07	(1.39)	(1.32)	(0.77)	(0.79)	(1.56)	$12.57	(9.08%	)	$1	0.19%	1.01%	0.41%	23.81%
Year Ended October 31, 2007 (f)	$13.27	0.13	2.66	2.79	(0.47)	(0.14)	(0.61)	$15.45	21.77%		$1	0.25%	0.95%	0.54%	24.54%
Year Ended October 31, 2006 (f)	$11.56	0.04	2.30	2.34	(0.50)	(0.13)	(0.63)	$13.27	20.84%		$1	0.25%	0.29%	0.56%	13.76%
Year Ended October 31, 2005	$10.34	0.34	1.19	1.53	(0.31)	– (g)	(0.31)	$11.56	15.07%		$1,189	0.25%	3.04%	1.41%	28.77%
Period Ended October 31, 2004 (h)	$10.00	0.01	0.33	0.34	–	–	–	$10.34	3.40%		$1,034	0.25%	0.42%	11.97%	7.19%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) per share is based on average shares outstanding for the period.
(g)	The amount is less than $0.005.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See accompanying notes to financial statements.

2008 Semiannual Report 61

Financial Highlights
(Selected data for each share of capital outstanding throughout the periods indicated)

Nationwide Optimal Allocations Fund: Defensive

		Investment Activities			Distributions					Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized	Total						Net Assets	Ratio of	Investment	(Prior to
	Value,	Net	Gains	from	Net	Net		Net Asset		at End of	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) on	Investment	Investment	Realized	Total	Value, End	Total	Period	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Activities	Income	Gains	Distributions	of Period	Return (a)(b)	(000’s)	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)
Class A Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.51	0.20	(0.03)	0.17	(0.27)	(0.02)	(0.29)	$10.39	1.65%	$2,347	0.52%	3.60%	1.01%	25.51%
Period Ended October 31, 2007(f)	$10.00	0.25	0.50	0.75	(0.24)	–	(0.24)	$10.51	7.67%	$893	0.51%	3.04%	3.38%	15.52%

Class B Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.47	0.16	(0.04)	0.12	(0.23)	(0.02)	(0.25)	$10.34	1.21%	$339	1.25%	2.64%	1.76%	25.51%
Period Ended October 31, 2007(f)	$10.00	0.20	0.48	0.68	(0.21)	–	(0.21)	$10.47	6.96%	$189	1.25%	2.35%	4.64%	15.52%

Class C Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.48	0.16	(0.03)	0.13	(0.25)	(0.02)	(0.27)	$10.34	1.27%	$2,864	1.25%	2.42%	1.73%	25.51%
Period Ended October 31, 2007(f)	$10.00	0.20	0.49	0.69	(0.21)	–	(0.21)	$10.48	7.03%	$498	1.25%	2.36%	4.39%	15.52%

Class R Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.50	0.17	(0.02)	0.15	(0.26)	(0.02)	(0.28)	$10.37	1.49%	$1	0.75%	3.35%	1.18%	25.51%
Period Ended October 31, 2007(f)	$10.00	0.25	0.48	0.73	(0.23)	–	(0.23)	$10.50	7.46%	$1	0.75%	2.83%	3.26%	15.52%

Institutional Service Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.53	0.20	(0.02)	0.18	(0.28)	(0.02)	(0.30)	$10.41	1.75%	$1	0.23%	3.87%	0.66%	25.51%
Period Ended October 31, 2007(f)	$10.00	0.30	0.49	0.79	(0.26)	–	(0.26)	$10.53	8.01%	$1	0.25%	3.34%	2.79%	15.52%

Institutional Class Shares
Six Months Ended April 30, 2008 (Unaudited)	$10.52	0.19	(0.03)	0.16	(0.28)	(0.02)	(0.30)	$10.38	1.56%	$1,096	0.51%	3.59%	0.77%	25.51%
Period Ended October 31, 2007(f)	$10.00	0.29	0.49	0.78	(0.26)	–	(0.26)	$10.52	7.90%	$1,079	0.25%	3.22%	2.85%	15.52%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year, if any.
(c)	Annualized for periods less than one year, if any.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from December 15, 2006 (commencement of operations) through October 31, 2007.

See accompanying notes to financial statements.

62 Semiannual Report 2008

Notes to Financial Statements
April 30, 2008 (Unaudited)

1. Organization

Nationwide Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust, dated as of October 30, 1997, as subsequently amended, was redomesticated as a Delaware statutory trust on February 28, 2005. The redomestication was a change in statutory status and did not affect the operations of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2008, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates sixty-two (62) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (each, a “Fund”; collectively, the “Funds”):

-	Nationwide Optimal Allocations Fund: Growth (“Optimal Allocations Growth”)
-	Nationwide Optimal Allocations Fund: Moderate Growth (“Optimal Allocations Moderate Growth”)
-	Nationwide Optimal Allocations Fund: Moderate (“Optimal Allocations Moderate”)
-	Nationwide Optimal Allocations Fund: Specialty (“Optimal Allocations Specialty”)
-	Nationwide Optimal Allocations Fund: Defensive (“Optimal Allocations Defensive”)

Each of the Funds is constructed as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds (“Underlying Funds”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates and those differences could be material.

(a)	Security Valuation

Shares of the Underlying Funds in which the Funds invest are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock Exchange. Underlying Funds generally value securities and assets at fair value.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid quarterly for the Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

2008 Semiannual Report 63

Notes to Financial Statements(Continued)
April 30, 2008 (Unaudited)

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences (i.e., reclassification of market discounts, foreign exchange gain/loss, and paydowns) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(d)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Adoption of FIN 48 was required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Funds were required to implement FIN 48 in their net asset value per share (NAV) calculations on April 30, 2008. Management has evaluated the implications of FIN 48 and has concluded that there is no impact to the Funds’ current financial statements. Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. Each Funds’ taxable years 2004 to 2007 remain subject to examination by the Internal Revenue Service. The adoption of FIN 48 requires ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to each Fund’s NAV and financial statements.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For each Fund, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), whose parent company is Nationwide Corporation. In addition, NFA provides investment management evaluation services in initially selecting subadvisers and monitoring, on an ongoing basis, the performance of Aberdeen Asset Management Inc. (“Aberdeen” or the “Subadviser”), the Subadviser for the Funds.

64 Semiannual Report 2008

The Subadviser manages each of its respective Fund’s investments and has the responsibility for making all investment decisions for the Funds.

Under the terms of the Investment Advisory Agreement, the Funds each pay NFA an investment advisory fee of 0.15% based on the Fund’s average daily net assets.

From such fees, pursuant to the subadvisory agreements, NFA paid the Subadviser $83,147 for the six months ended April 30, 2008.

NFA and the Funds have entered into a written Expense Limitation Agreement that limits operating expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative service fees, other expenses which are capitalized in accordance with GAAP and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Funds’ business) from exceeding 0.25% for all share classes of the Funds, until at least May 1, 2009.

NFA may request and receive reimbursement from certain Funds of the advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreements at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by NFA is not permitted.

As of April 30, 2008, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund was made for expenses reimbursed by NFA, would be:

	Amount	Amount	Amount	Amount
	Fiscal Year	Fiscal Year	Fiscal Year	Six Months ended
Fund	2005	2006	2007	April 30, 2008

Optimal Allocations Growth	$88,800	$59,804	$83,991	$41,761

Optimal Allocations Moderate Growth	96,103	61,571	97,389	54,611

Optimal Allocations Moderate	93,106	61,040	97,947	53,338

Optimal Allocations Specialty	104,891	75,756	126,363	84,459

Optimal Allocations Defensive(a)	N/A	N/A	47,464 (a)	8,589

(a)	For the period from December 15, 2006 (commencement of operations) through October 31, 2007.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Fund Distributors LLC (“NFD” or “Distributor”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of Class A, Class B, Class C, Class R, and Service shares of the Funds. NFD is a wholly-owned subsidiary of NFS Distributors Inc. (“NFSDI”). NFSDI is a wholly-owned subsidiary of NFS. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A and Service shares, 1.00% for Class B and Class C shares, and 0.50% for Class R shares.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, NFD pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions of Class B shares made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares made within one year of purchase. For the six months ended April 30, 2008,

2008 Semiannual Report 65

Notes to Financial Statements(Continued)
April 30, 2008 (Unaudited)

NFD received commissions of $100,355 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $12,614 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFSDI, provides various administrative and accounting services for the Funds, and serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The Funds do not pay a fee for these services.

NFA and NFM have entered into agreements with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi provides sub-administration and sub-transfer agency services, respectively, to the Funds.

NFA and Citi have agreed to designate certain sub-transfer agency agreements NFA enters into with respect to the Funds as “Qualifying Sub-TA Agreements.” With respect to Qualifying Sub-TA Agreements, Citi will credit to NFA an amount equal to the lesser of (i) the actual amount NFA is charged by the sub-transfer agent under the applicable Qualifying Sub-TA Agreement or (ii) $10 per investor account; however, the aggregate amount paid with regard to all Qualifying Sub-TA Agreements, regardless of whether option (i) or (ii) applies, shall not exceed $200,000 per annum. Citi will calculate and credit such amounts to NFA’s fees on a monthly basis. All amounts will be credited to each applicable Fund on a monthly basis.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R, Service Class, and Institutional Service Class shares of each of the Funds.

For the six months ended April 30, 2008, NFS received the following amounts in Administrative Services Fees from each Fund:

Fund	Amount

Optimal Allocations Growth	$227

Optimal Allocations Moderate Growth	381

Optimal Allocations Moderate	156

Optimal Allocations Specialty	191

Under the terms of the Fund Administration and Transfer Agency Agreement and a letter agreement dated September 12, 2006, by and among NFA, the Audit Committee of the Board of Trustees and the Trust, the Board of Trustees has agreed to reimburse NFA for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. For the six months ended April 30, 2008, the Funds’ portion of such costs amounted to $73.

As of April 30, 2008, the Adviser or affiliates of the Adviser directly held 17% of the shares outstanding of Optimal Allocations Defensive.

4. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Funds’ custodian bank, permitting the Trust to borrow up to $100,000,000. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, expiring on June 24, 2008, with a commitment fee of 0.07% per year on $100,000,000. The Board of Trustees has approved a one-month extension beyond the date of expiration for the Funds’ current line of credit, as well as a one-year renewal to begin at the expiration of such extension. There are four (4) other lenders participating in this arrangement. Advances under this arrangement would be taken

66 Semiannual Report 2008

primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. There were no borrowings under this line of credit during the six months ended April 30, 2008.

The Trust’s custodian bank has agreed to reduce the bank’s fees (earnings credits) when the Funds of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). The earnings credits are allocated across those funds that use DDAs based on the number of open shareholder accounts in each Fund. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and overdraft charges, if any, the excess is applied towards custody account charges related to the safeguarding of assets for the funds that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

5. Investment Transactions

Purchases and sales of Underlying Funds for the six months ended April 30, 2008, are summarized as follows:

Fund	Purchases	Sales

Optimal Allocations Growth	$5,480,084	$5,464,497

Optimal Allocations Moderate Growth	12,709,650	9,590,231

Optimal Allocations Moderate	21,052,030	13,176,448

Optimal Allocations Specialty	31,736,814	25,344,377

Optimal Allocations Defensive	5,150,733	1,050,322

6. Indemnifications

Under the Trust’s organizational documents, certain of the Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

7. New Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on each Fund’s financial statements and related disclosures.

2008 Semiannual Report 67

Notes to Financial Statements(Continued)
April 30, 2008 (Unaudited)

8. Federal Tax Information

As of April 30, 2008, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
Fund	Securities	Appreciation	Depreciation	(Depreciation)

Optimal Allocations Growth	$16,697,690	390,271	(1,119,418)	(729,147)

Optimal Allocations Moderate Growth	40,587,739	1,433,141	(1,800,686)	(367,545)

Optimal Allocations Moderate	48,303,215	1,293,275	(663,921)	629,354

Optimal Allocations Specialty	103,432,630	4,519,129	(5,484,269)	(965,140)

Optimal Allocations Defensive	7,270,421	90,896	(37,969)	52,927

9. Reorganization

On November 9, 2007, the Board of Trustees of Nationwide Mutual Funds unanimously approved an Agreement and Plan of Reorganization (the “Plan”) between the Trust, on behalf of each of the Funds, and the Aberdeen Funds, a Delaware statutory trust, whereby each Fund would be reorganized into a newly-created Aberdeen Fund with a similar investment objective and policies. It is anticipated by the Board of Trustees of Nationwide Mutual Funds that Aberdeen Asset Management Inc. (“Aberdeen”) would serve as investment adviser to each such new Aberdeen Fund. On December 12, 2007, the Board of Trustees of the Aberdeen Funds approved the Plan and also approved the appointment of Aberdeen Asset Management Inc. (“Aberdeen”) as investment adviser to each new Aberdeen Fund. Currently, Aberdeen serves as subadviser to each of the Funds. Accordingly, it is also anticipated that each Fund’s portfolio manager would remain the same.

On May 5, 2008, shareholders of Optimal Allocations Defensive approved the Plan.
The Special Meeting of the Shareholders of Optimal Allocations Growth, Optimal Allocations Moderate, Optimal Allocations Moderate Growth, and Optimal Allocations Specialty, originally scheduled to be held on May 5, 2008, was adjourned until June 6, 2008 to permit the solicitation of additional votes.

On May 5, 2008, a Special Meeting of Shareholders was held at which the shareholders of Optimal Allocations Defensive were asked to approve the Plan.

Voting Results

The voting results of the Fund on the proposal is presented below:

	Shares	Shares	Shares	Broker
Fund	Voted For	Voted Against	Abstained	Non-Votes	Total

Optimal Allocations Defensive	241,666	0	9,706	0	251,372

On June 6, 2008, a Special Meeting of Shareholders was held at which the shareholders of Optimal Allocations Growth, Optimal Allocations Moderate Growth, Optimal Allocations Moderate and Optimal Allocations Specialty were asked to approve the Plan.

68 Semiannual Report 2008

Voting Results

The voting results of each of the Funds on the proposal is presented below:

	Shares	Shares	Shares	Broker
Fund	Voted For	Voted Against	Abstained	Non-Votes	Total

Optimal Allocations Growth	679,857	14,253	82,410	37,769	814,289

Optimal Allocations Moderate Growth	1,569,745	26,892	103,543	0	1,700,180

Optimal Allocations Moderate	1,783,024	38,440	108,063	120,818	2,050,345

Optimal Allocations Specialty	3,909,142	90,557	213,944	364,067	4,577,709

The closing date of the Reorganization and implementation of the Plan is scheduled to occur on June 23, 2008.

2008 Semiannual Report 69

Management Information
(Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of
	Position(s) Held		Portfolios in the
	with the Trust		Nationwide Fund	Other
Name, Address	and Length of	Principal Occupation(s)	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	120	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has served as Chief Executive Officer of Sorrel Group (management consulting group) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	120	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation (construction equipment), and Minerals Technology, Inc. (specialty chemicals)

C. Brent DeVore[3] c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	120	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a partner of Mitchell Madison Group LLC, a management consulting company from January 2006 until December 2006; she is currently a consultant with the company. Ms. Dryden was Managing Partner of marchFIRST, a global management consulting firm.	120	None

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	120	None

70 Semiannual Report 2008

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Trust

			Number of
	Position(s) Held		Portfolios in the
	with the Trust		Nationwide Fund	Other
Name, Address	and Length of	Principal Occupation(s)	Complex Overseen	Directorships
and Year of Birth	Time Served[1]	During Past Five Years	by Trustee	Held by Trustee[2]
Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 - 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	120	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has been a Board Member of Compete Columbus (economic development group for Central Ohio) since February 2006. He has also served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts; Chairman of the Greater Columbus Convention and Visitors Bureau; and Board Member of Columbus Downtown Development Corporation .	120	None

Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004[4]	Retired. Mr. McCarthy was Chairman of VMAC (commodity swaps) from October 2002 until January 2007; and a partner of Pineville Properties LLC (a commercial real estate development firm) from September 2000 until January 2007.	120	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	120	None

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. NFA, the Funds’ investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, are wholly-owned subsidiaries of NFS. Mr. DeVore has announced his intention to retire as President of Otterbein College at the end of the 2008-2009 school year.
4	Mr. McCarthy resigned from the Board of Trustees as of April 2, 2008.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

2008 Semiannual Report 71

Management Information (Continued)
(Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Trust

Number of
	Position(s) Held		Portfolios in the
	with the Trust and	Principal	Nationwide Fund	Other Directorships
Name, Address	Length of Time	Occupation(s)	Complex Overseen by	Held by
and Year of Birth	Served[1]	During Past 5 Years	Trustee	Trustee[3]
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Retired. Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company.[2]	120	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company[2]

Stephen T. Grugeon Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	President and Chief Executive Officer since January 2008[4]
Mr. Grugeon is the acting Chief Executive Officer of Nationwide Funds Group, which includes NFA, [2] Nationwide Fund Management LLC [2] and Nationwide Fund Distributors LLC.[2] He also has served as the Chief Operating Officer of Nationwide Funds Group since May 2007. Mr. Grugeon also is the acting president of NWD Investments, the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust.[2] From December 2006 until January 2008 he was Executive Vice President of NWD Investments. He was Vice President of NWD Investments from 2003 through 2006, and Chief Operating Officer of Corviant Corporation[2], a subsidiary of NWD Investments, from 1999 through 2003.
			N/A	N/A

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1957	Treasurer since September 2007
Mr. Finelli is the Principal Financial Officer and Senior Vice President of Investment Accounting and Operations for Nationwide Funds Group.[2] From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments.[2]
			N/A	N/A

Dorothy Sanders Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Chief Compliance Officer since October 2007
Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and General Counsel of Fred Alger & Company, Incorporated.
			N/A	N/A

72 Semiannual Report 2008

Number of
	Position(s) Held		Portfolios in the
	with the Trust and	Principal	Nationwide Fund	Other Directorships
Name, Address	Length of Time	Occupation(s)	Complex Overseen by	Held by
and Year of Birth	Served[1]	During Past 5 Years	Trustee	Trustee[3]
Eric E. Miller Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments.[2]	N/A	N/A

Doff Meyer Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Vice President and Chief Marketing Officer since January 2008
Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007). [2] From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC. From January 2003 until September 2004, Ms. Meyer was an independent marketing consultant.
			N/A	N/A

Michael Butler Nationwide Funds Group 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Vice President and Chief Distribution Officer since January 2008
Mr. Butler is Chief Distribution Officer of Nationwide Funds Group (since May 2007) and President of Nationwide Fund Distributors LLC (since January 2008). [2] From January 2006 through April 2007, Mr. Butler was Vice President - Mutual Fund Strategy of Nationwide Financial Services, Inc.[2] and was Senior Vice President - Retirement Plan Sales of NFS Distributors, Inc.[2] from 2000 until January 2006
			N/A	N/A

1	Length of time served includes time served with the Trust’s predecessors.
2	This position is held with an affiliated person or principal underwriter of the Trust.
3	Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
4	S. Timothy Grugeon became President and Chief Executive Officer of the Trust effective January 25, 2008. Prior to that, Mr. John H. Grady was the Trust’s President and Chief Executive Officer.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Funds’ website at www.nationwidefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2008 Semiannual Report 73

Supplemental Information (Unaudited)

A. Renewal of Advisory (and Sub-advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreement”) with its investment advisers and, as applicable, sub-advisers (together, the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including the services and support provided to the Fund and its shareholders.

On December 4, 2007, the Independent Trustees met in person with their independent legal counsel (“Independent Legal Counsel”) to consider information provided by the Adviser and others to assist the Trustees in considering whether to renew the Advisory Agreement for a one year term beginning May 1, 2008. Immediately following the meeting, all Trustees met in person with the Adviser, Trust counsel, Independent Legal Counsel, and others to consider such matters, and to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the December 4, 2007 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreement, and to request any additional information they considered reasonably necessary to their deliberations.

In preparation for the December 4, 2007 meeting, the Trustees were provided, at the request of the Trustees, with a wide range of information to assist in their deliberations, including (i) reports from Lipper Inc. describing, on a Fund-by-Fund basis, each Fund’s (a) performance rankings (where “first quintile” denotes the best performance) (over multiple years ended September 30, 2007) compared with performance groups and performance universes created by Lipper (and in some cases, customized peer groups created by the Adviser) of similar or peer group funds, and (b) expense rankings (where “first quintile” denotes the lowest fees and expenses) comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds; (ii) information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2007) compared with the Fund’s benchmark and Lipper categories; (iii) for Funds under “close review,“ copies of letters from Adviser to the portfolio manager of each such Fund, together with the portfolio manager’s written response describing the reasons for the Fund’s underperformance, (iv) information from the Adviser describing, on a Fund-by-Fund basis, performance for the months of October and November, 2007, and annual performance for the year ended November 30, 2007, (v) reports from the Adviser describing, on a Fund-by-Fund basis, the Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of the Adviser’s methodology in calculating its profitability, (vi) information from the Adviser describing, on a Fund-by-Fund basis, any fees paid to the Adviser for managing similar, non-affiliated institutional accounts, including the range of fee levels for such accounts, and (vii) information from the Adviser describing ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the December 4, 2007 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel and Independent Legal Counsel, among other things, the information described above, and information regarding: (i) the nature, extent and quality of services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of each Fund and the Adviser, (iii) the costs of the services provided by the Adviser under the Advisory Agreement and the profits realized by the Adviser thereunder, (iv) the extent to which economies of scale may be present and, if so, whether they are being shared with the Fund’s shareholders, (v) comparisons of the Adviser’s fees under the Advisory Agreement with investment advisory fees paid by a peer group of funds and those paid by non-affiliated institutional clients to the Adviser for managing similar accounts, and (vi) any ancillary benefits inuring to the Adviser and its affiliates as a result of being investment adviser for the Trust. The Trustees also

74 Semiannual Report 2008

considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards and performance in seeking best execution, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; the financial condition and stability of the Adviser; the terms of each Advisory Agreement; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds.

As part of the December 4, 2007 Board meeting, the Independent Trustees developed a list of follow-up matters and questions and asked that the Adviser respond to such matters and questions at the contract approval meeting of the Board of Trustees to be held on January 10, 2008.

At the January 10, 2008 meeting of the Board of Trustees of the Trust, the Board received and considered information provided by the Adviser in follow-up from the December 4, 2007 Board meeting and, after consulting among themselves, and with the Adviser, Trust counsel and Independent Legal Counsel, concluded unanimously to renew the Advisory Agreement for the reasons set forth in the following section. In determining whether to renew the Advisory Agreements for the Fund, the Board ultimately reached a determination, with the assistance of Trust counsel and Independent Legal Counsel, that the renewal of the Advisory Agreement and the compensation to be received by the Adviser under the Advisory Agreement is consistent with the Board’s fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board in reaching its determination is aware that shareholders of the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors, and that the Fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other public disclosures, have chosen to invest in this Fund, managed by the Adviser.

Nationwide Optimal Allocations Fund: Growth

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund had been performing as it was designed to do in up markets and in down markets. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser to maintain performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee was low compared to the peer universe. The Trustees concluded that the advisory fee for each of the Optimal Allocations Funds should be consistent. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were higher, but within the range of the peer group funds, and the Adviser agreed to maintain the expense cap at 25 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement with respect to the Fund should be renewed.

2008 Semiannual Report 75

Supplemental Information (Unaudited) (Continued)

Nationwide Optimal Allocations Fund: Moderate Growth

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund had been performing as it was designed to do in up markets and in down markets. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser to maintain performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee was low compared to the peer universe. The Trustees concluded that the advisory fee for each of the Optimal Allocations Funds should be consistent. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were higher, but within the range of the peer group funds, and the Adviser agreed to maintain the expense cap at 25 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Optimal Allocations Fund: Moderate

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund had been performing as it was designed to do in up markets and in down markets. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser to maintain performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee was low compared to the peer group funds. The Trustees concluded that the advisory fee for each of the Optimal Allocations Funds should be consistent. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were higher, but within the range of the peer group funds, and the Adviser agreed to maintain the expense cap at 25 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement with respect to the Fund should be renewed.

76 Semiannual Report 2008

Nationwide Optimal Allocations Fund: Specialty

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund had been performing as it was designed to do in up markets and in down markets. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser to maintain performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee was at approximately the median of the peer group funds. The Trustees concluded that the advisory fee for each of the Optimal Allocations Funds should be consistent. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were higher, but within the range of the peer group funds, and the Adviser agreed to maintain the expense cap at 25 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement with respect to the Fund should be renewed.

Nationwide Optimal Allocations Fund: Defensive

The Board considered the information and discussion with respect to the services provided to the Fund by the investment adviser, and reviewed the information presented with respect to ancillary benefits received by the investment adviser, including fee income for performing other services, and any soft dollars and affiliated brokerage commissions.

The Trustees found that the Fund had been performing as it was designed to do in up markets and in down markets. Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Adviser to maintain performance, and based on the other factors considered, the Board concluded that the nature, extent, and quality of the services provided to the Fund will benefit the Fund’s shareholders.

The Trustees found that the Fund’s actual advisory fee was low compared to the peer group funds. The Trustees concluded that the advisory fee for each of the Optimal Allocations Funds should be consistent. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the services that the Fund receives and the other factors considered.

The Board considered the costs of the services provided by and the profits realized by the Adviser in connection with the operation of the Fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees found that the Fund’s total expenses compared with peer group funds were at the median of the peer group funds, and the Adviser agreed to maintain the expense cap at 25 basis points (excluding certain Fund expenses as set forth in the Fund’s prospectus). Based on its review, the Board concluded that the Fund’s total expenses were reasonable in light of the services that the Fund and its shareholders receive and the other factors considered.

Based upon its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structure is fair and reasonable, and that the Advisory Agreement with respect to the Fund should be renewed.

2008 Semiannual Report 77

Item 2. Code of Ethics.
Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.
Not applicable — The information required by this item is required only in an annual report on the Form N-CSR.
Item 3. Audit Committee Financial Expert.
(a)(1)	Disclose that the registrant’s board of directors has determined that the registrant either:
(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.
(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:
(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).
(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.
Not applicable — The information required by this item is required only in an annual report on the Form N-CSR.
Item 4. Principal Accountant Fees and Services.
     (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
     (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
     (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
     (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
     (e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
          (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
     (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
     (g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.
     (h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
     Not applicable — The information required by this item is required only in an annual report on the Form N-CSR.
Item 5. Audit Committee of Listed Registrants.
     Not applicable. The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.
Item 6. Schedule of Investments.
(a) File Schedule I — Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.
     This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b) If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclose the following information for each such divested security:
(1) Name of the issuer;
(2) Exchange ticker symbol;
(3) Committee on Uniform Securities Identification Procedures (“CUSIP”) number;
(4) Total number of shares or, for debt securities, principal amount divested;
(5) Date(s) that the securities were divested; and
(6) If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing. This Item 6(b) shall terminate one year after the date on which the provisions of Section 4 of the Sudan Accountability and Divestment Act of 2007 terminate pursuant to Section 12 of that Act.
The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.
Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.
Item 8. Portfolio Managers of Closed-End Management Investment Company.
Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 C.F.R. § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).
Not applicable. The registrant is an open-end management investment company, not a closed-end management investment company.
Item 10. Submission of Matters to a Vote of Security Holders.
Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 C.F.R. § 240.14a-101), or this Item.
The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concern the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.
Item 11. Controls and Procedures.
(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 C.F.R. § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 C.F.R. § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 C.F.R. § 240.13a-15(b) or § 240.15d-15(b)).
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 C.F.R. § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.
Not applicable — The information required by this item is required only in an annual report on the Form N-CSR.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 C.F.R. § 270.30a-2).
Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 C.F.R. § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.
Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.
Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS
By (Signature and Title)	/s/ JOSEPH FINELLI
	Name:	Joseph Finelli
	Title:	Treasurer & Principal Financial Officer
	Date:	July 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ STEPHEN T. GRUGEON
	Name:	Stephen T. Grugeon
	Title:	Principal Executive Officer
	Date:	July 1, 2008

By (Signature and Title)	/s/ JOSEPH FINELLI
	Name:	Joseph Finelli
	Title:	Treasurer & Principal Financial Officer
	Date:	July 1, 2008